UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Annual Report March 31, 2023 Multi Sector Fixed Income Funds Bond Core Fixed Income Global Core Fixed Income Income Long Short Credit Strategies Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND

∎	CORE FIXED INCOME

∎	GLOBAL CORE FIXED INCOME

∎	INCOME

∎	LONG SHORT CREDIT STRATEGIES

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2023 (the “Reporting Period”), the performance of the global fixed income markets was broadly influenced by central bank monetary policy, higher interest rates, inflationary trends and other macroeconomic data, geopolitical events, and U.S. and European banking stress.

In the second quarter of 2022, when the Reporting Period began, rising inflation, the policy response by global central banks and geopolitical uncertainty driven by the Russia/Ukraine war were at the core of the market narrative. In May 2022, U.S. consumer inflation reached its highest level in nearly four decades and then hit a new high in June, as rising energy and food costs pushed up prices. Supply-chain disruptions, high energy prices and uncertainty related to the Russia/Ukraine war appeared to increase the risk of recession. The U.S. Federal Reserve (“Fed”) accelerated its pace of monetary policy tightening, raising the federal funds target (“fed funds”) rate by 50 basis points in May and then by 75 basis points in June. (A basis point is 1/100th of a percentage point.) Policymakers also announced they would begin reducing the Fed’s balance sheet, beginning in June. Elsewhere, a number of developed markets central banks, including the Bank of England (“BoE”), hiked interest rates during the second calendar quarter. Rising short-term yields and market expectations for continued central bank tightening hurt duration-sensitive securities, while concerns about the U.S. economic outlook led to credit spread widening. (Duration is a measure of a security’s sensitivity to changes in interest rates. Credit spreads are yield differentials between corporate bonds and government securities of comparable maturity.) In the emerging markets, Eastern Europe’s economic growth was constrained by energy supply shocks and reported heightened inflation, reflecting the region’s proximity and trade linkages to Russia and Ukraine. Meanwhile, China’s adherence to a zero-COVID policy due to the Omicron wave resulted in new lockdowns and mobility restrictions, further slowing economic growth in the region. Latin America presented certain election risks, as several countries, including Colombia and Brazil, entered their presidential election cycles.

During the third quarter of 2022, noticeable tightening of financial conditions, guided by investor expectations for more aggressive monetary policy action by central banks, drove the market narrative. The U.S. Fed’s hawkish policy was supported by higher than consensus expected core Consumer Price Index (“CPI”) data and a still-tight labor market that showed only moderate signs of cooling. (Hawkish tends to suggest higher interest rates; opposite of dovish. Core CPI data excludes food and energy prices.) Indeed, during July, Fed officials raised the fed funds rate by 75 basis points. That same month, the U.S. Treasury yield curve, or spectrum of maturities, inverted between two-year and 10-year maturities, meaning two-year yields were higher than 10-year yields. (Historically, an inverted U.S. Treasury yield curve often precedes an economic recession.) Also in July, the European Central Bank (“ECB”) delivered a larger than expected 50 basis point interest rate hike, taking its policy rates out of negative territory. During August, central banks showed they had limited patience for persistent inflation. At the Fed’s Jackson Hole symposium that month, Fed Chair Jerome Powell dispelled near-term prospects of a policy pivot, stressing that Fed officials remained committed to “restoring price stability” and acknowledging this might require “a restrictive policy stance for some time.” Meanwhile, numerous central banks, including the ECB and BoE, announced larger than consensus anticipated rate increases. A notable exception was China’s central bank, which engaged in measured and selective easing to address economic growth headwinds from a property market downturn and COVID-19 restrictions in the country. During September, the Fed hiked the fed funds rate by another 75 basis points, and a number of other central banks also tightened their respective monetary policies. In the U.K., the government unveiled a budget intended to support economic growth through personal and corporate tax cuts combined with supply-side reforms. After this expansionary fiscal policy was announced, U.K. bonds sold off sharply, and the yields of 10-year and 30-year U.K. government bonds rose significantly. The sell-off had extended beyond the U.K., with both 10-year U.S. Treasury and German government bond yields rising to their highest levels in more than a decade.

During the fourth quarter of 2022, the market appeared to focus on investors’ ongoing search for peak inflation, peak central bank hawkishness and peak levels of real yields. (Real yield is the interest rates an investor receives from government bonds after adjusting for the inflation rate.) In October, U.S. Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. However, policymakers also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected. In this environment, the U.S. Treasury yield curve inversion increased, as two-year yields rose in anticipation of additional upcoming Fed action. In early November, the Fed raised the fed funds rate by yet another 75 basis points. Broad messaging from policymakers suggested a strong preference to slow the pace of interest rate hikes to allow them to evaluate the impact of the significant tightening during 2022 year to date. Ten-year U.S. Treasury yields fell in response. In December, the

MARKET REVIEW

release of November’s inflation data showed numbers were lower than consensus expected, suggesting inflationary pressures were easing. The Fed raised the fed funds rate by 50 basis points, but policymakers indicated they were determined to continue their fight to tame inflation and future rate hikes would likely be “appropriate.” Elsewhere, the ECB and BoE similarly delivered interest rates hikes during the fourth quarter, with policymakers signaling they expected future action to be data dependent. In mid-October, the U.K. government withdrew its controversial budget, which reduced market concerns about U.K. fiscal policy and its inflationary implications. A new U.K. budget was announced in November, which was seen more positively by markets, as it included tax increases and spending cuts that sought to fill a substantial funding gap. In December, the Bank of Japan, which had been an outlier for much of 2022, took a step towards convergence with other central banks, with policymakers widening their target for the 10-year Japanese government bond yield. In response, Japan’s 10-year government bond yield rose to an almost two-decade high. Benchmark 10-year government bond yields in the U.S., U.K. and Europe followed suit. As for the emerging markets, they benefited broadly from slowing global inflation and easing oil prices during the fourth quarter. In December, China began reopening its economy, as the government departed from its stringent zero-COVID policy, though data showed a sharper than consensus expected slowdown in economic activity.

In January 2023, investors appeared optimistic that central banks might be nearing the end of their interest rate hiking schedules. Overall, signs of disinflation tempered fears of renewed aggressive monetary tightening, while economic reopening in China and abating recession risks in Europe supported the global growth outlook. At the beginning of February, the U.S. Fed stepped down its pace of interest rate increases to 25 basis points but also indicated policymakers thought “ongoing” rate hikes would be appropriate, a modestly hawkish surprise. Also in February, the release of unexpectedly strong U.S. economic and labor market data raised concerns about the “stickiness” (that is, the persistence) of inflation, leading market participants to anticipate further tightening from central banks. Bond prices fell amid a rise in interest rate volatility. The volatility continued into March as Powell opened the door to tighter Fed monetary policy, leading markets to reprice the terminal federal funds rate higher and for longer. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) The two-year U.S. Treasury yield rose in response, breaching 5% for the first time since 2007. The momentum reversed sharply in mid-March given a broad flight to quality that ensued amid U.S. and European banking stress, and short-term U.S. Treasury yields fell by more than 100 basis points, lessening the inversion of the U.S. Treasury yield curve. In this environment, Fed officials grappled with a difficult trade-off between the firm macroeconomic backdrop, including resilient labor markets and elevated inflation, and rising financial stability concerns. At its March meeting, the Fed implemented a 25 basis point rate hike, projected a weak economic outlook for the rest of 2023, and struck a more cautious tone on the forward path for the fed funds rate. Elsewhere, the ECB maintained its pace of interest rate hikes, delivering a 50 basis point increase on still-elevated inflation, though policymakers suggested that future rate hikes would be data dependent, while emphasizing their readiness to respond to any financial stability concerns. The BoE also maintained a tightening bias, raising interest rates by 25 basis points.

During the Reporting Period overall, spread, or non-government bond, sectors posted negative absolute returns. Sovereign emerging markets debt and investment grade corporate bonds performed the worst and also underperformed U.S. Treasury securities. The securitized sector, inclusive of mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, also generated negative returns but more modestly underperformed U.S. Treasury securities. High yield corporate bonds produced negative returns but outperformed U.S. Treasury securities during the Reporting Period. Within the broad U.S. fixed income market, the performance of Treasury inflation protected securities (“TIPS”) was especially weak, as inflation levels decreased after June 2022.

U.S. Treasury yields rose during the Reporting Period, with shorter-term yields rising more than longer-term yields. The yield on the bellwether 10-year U.S. Treasury rose approximately 116 basis points to end the Reporting Period at 3.48%.

Looking Ahead

At the end of the Reporting Period, we noted that the most recent data trends had strengthened the global soft landing narrative, though good news could be a double-edged sword. (A soft landing in economics is a cyclical downturn that avoids recession.) For instance, resilient economic growth may potentially invite additional interest rate hikes and threaten to elongate the economic adjustment that began in 2022. Consequently, the evolution of the growth/inflation mix and commensurate monetary policy responses remained the prevailing risk in 2023, in our view.

MARKET REVIEW

Overall, we believed macroeconomic conditions and the markets were at a critical juncture at the end of the Reporting Period. In the initial stages of interest rate hikes in 2022, central bank policy action was decisive, with the primary goal being the tightening of financial conditions. However, as central banks in more resilient economies approach their respective terminal rates, looser financial conditions and resurging economic growth may indicate their job is not yet complete. Indeed, market views on the possible paths for monetary policy in major economies have had remarkable shifts. For example, market-implied pricing for the U.S. Fed terminal fed funds rate reached a peak of 5.7% in early March 2023 on overheating fears, before falling to 4.6% amid credit crunch concerns driven by banking sector stress.

As the Reporting Period came to a close, we believed major economies would deliver positive, albeit below trend, growth for 2023 overall, in spite of what we considered gloomier signals from sentiment data. China is likely to be the growth outlier, in our view, with its rapid reopening likely to drive its economic activity above potential. As for inflation, we noted that it has proved sticky, with certain goods prices reaccelerating and services inflation staying firm. However, measures of medium-term inflation outcomes, such as wage growth and inflation expectations, appeared to have either stabilized or are easing. This suggests to us that as demand slows, progress on inflation normalization should resume in the second quarter of 2023. The disinflationary impulse from tighter credit conditions, combined with the lagged impact of past monetary tightening, may also help get progress on inflation back on track. That said, we expected regional divergence, with the U.S. ahead of Europe in the inflation improvement story and inflation in Japan continuing to firm.

Regarding the fixed income markets, we believed recessionary downside risk, combined with financial stability concerns, remained significant at the end of the Reporting Period, while additional upside relating to a sustained recovery was limited.

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -6.08%, -6.79%, -5.68%, -6.24%, -5.78%, -5.77%, -6.33% and -5.77%, respectively. These returns compare to the -4.78% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Within our top-down strategies, detracting most from relative results during the Reporting Period was the Fund’s cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s credit hedge, which pairs an overweight to corporate credit with an overweight to U.S. interest rates, also detracted from returns. (The credit hedge was implemented by purchasing financial futures to lengthen the duration of the Fund’s portfolio.).

To a much lesser degree, the Fund’s country and cross macro strategies also detracted. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures. The cross-macro strategy is one in which we hold relative value positions across rates, currencies and credit within the Fund. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures.

Our top-down currency strategy overall contributed positively to the Fund’s relative results during the Reporting Period primarily due to the Fund’s U.S. dollar overweight. The currency strategy is primarily implemented via currency forwards. Tactical management of the Fund’s duration and yield curve positioning strategy further boosted relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall generated positive results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s sector overweights to high yield corporate credit and to securitized credit, including mortgage-backed securities credit, collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities, detracted most from its relative results. Having an overweight to emerging markets debt also dampened results. Partially offsetting these detractors was the Fund’s tactical exposure to mortgage-backed securities within our cross-sector strategy, which contributed positively. The Fund was underweight mortgage-backed securities in the second quarter of 2022 and was overweight the sector through the rest of the Reporting Period. The Fund’s investment grade corporate credit overweight also added to returns.

Individual issue selection within the government/swaps sector contributed positively due primarily to the performance of agency securities and cash. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Our U.S. forward steepener trade also contributed positively to returns, particularly in the first quarter of 2023. (A steepener trade is a strategy that uses derivatives to benefit from escalating yield differences that occur as a result of increases in the yield curve between two U.S. Treasury bonds of different maturities. This strategy can be effective in certain macroeconomic scenarios in which the price of the longer-term U.S. Treasury is driven down.)

PORTFOLIO RESULTS

Selection within the corporate credit sector also enhanced the Fund’s performance during the Reporting Period. The Fund’s emphasis on lower quality credits versus its underweight to higher quality investment grade corporate bonds especially helped.

Individual issue selection within the securitized sector boosted the Fund’s relative results, driven by its exposure to asset-backed securities and mortgage-backed securities pass-throughs.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by our discretionary interest rate trades and our tactical U.S. rates positioning. The Fund generally held a modestly short duration relative to that of the Bloomberg Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options and currency forwards. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, federal funds futures, Treasury futures and Eurodollar futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps, basis swaps and total return swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund used CLOs, collateralized mortgage obligations (“CMOs”), inverse floaters, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities* to implement our views in the Fund. During the Reporting Period, positions in CLOs, CMOs, credit default swaps, basis swaps, federal funds futures, and currency options contributed positively to relative results, while positions in interest rate swaps, forward foreign currency exchange contracts, Treasury futures, swaptions and TBAs detracted from relative results. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

U.S. Federal Reserve (“Fed”) policy and economic data releases, including inflation and jobs reports, led us to reduce the Fund’s credit hedge while inflation persisted and the outlook on Fed policy remained uncertain. As inflation began to decrease, we added back moderately to the Fund’s credit hedge positioning.

In July 2022, due to sector tailwinds, such as supply dynamics and seasonality, the Fund benefited from us shifting its underweight to agency mortgage-backed securities to an overweight exposure. In September 2022, we reduced the Fund’s risk via our country strategy, as market uncertainty persisted. Throughout the Reporting Period, we tactically managed the Fund’s exposure to corporate credit, decreasing its overall exposure to the sector going into the first quarter of 2023. With this tactical management, we sought to maintain the Fund’s overweight to corporate credit overall based on strong corporate balance sheets while also managing risk in the face of market uncertainty and recession

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

PORTFOLIO RESULTS

risk. The result was a move higher in quality throughout the Reporting Period, decreasing the Fund’s high yield corporate credit exposure and increasing its investment grade corporate credit allocation.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective October 25, 2022, Ron Arons, Managing Director, began serving as a portfolio manager for the Fund. Ashish Shah, Managing Director, Chief Investment Officer of Public Investing and Head of the Cross-Sector Strategy within Fixed Income, who has managed the Fund since 2019, continues to serve as a portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A	At the end of March 2023, the Fund had overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in investment grade corporate bonds, asset-backed securities and pass-through mortgage-backed securities, and, to a lesser extent, in high yield corporate bonds. The Fund had underweighted exposure relative to the Bloomberg Index in U.S. government securities. The Fund held a rather neutral position compared to the Bloomberg Index in commercial mortgage-backed securities, quasi-government securities and emerging markets debt. The Fund also maintained a position in cash at the end of the Reporting Period. The Fund had a modestly shorter overall duration compared to that of the Bloomberg Index at the end of the Reporting Period.

FUND BASICS

Goldman Sachs Bond Fund

as of March 31, 2023

FUND COMPOSITION *

    Percentage of Net Assets

as of 3/31/23
as of 3/31/22
60%
50%
40%
30%
20%
10%
0%
48.2%
28.3%
40.4%
52.9%
6.6%
11.0%
4.6%
10.0%
2.3%
4.7%
2.3%
1.1%
1.7%
0.0%
1.1%
1.3%
1.1%
1.1%
0.8%
0.0%
0.8%
1.6%
0.7%
1.4%
Federal Agencies‡
Corporate Obligations
Asset-Backed Securities
U.S. Treasury Obligations
Collateralized Mortgage Obligations
Agency Debentures~
Investment Companies
Commercial Mortgage-Backed Securities
Municipal Debt Obligations
Exchange Traded Funds
Short-term Investments
Sovereign Debt Obligations

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Bond Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-6.08%	0.87%	1.29%	—
Including sales charges	-9.58%	0.09%	0.90%	—

Class C
Excluding contingent deferred sales charges	-6.79%	0.10%	0.52%	—
Including contingent deferred sales charges	-7.73%	0.10%	0.52%	—

Institutional	-5.68%	1.20%	1.63%	—

Service	-6.24%	0.70%	1.12%	—

Investor	-5.78%	1.11%	1.54%	—

Class R6 (Commenced July 31, 2015)	-5.77%	1.19%	N/A	1.36%

Class R	-6.33%	0.61%	1.02%	—

Class P (Commenced April 20, 2018)	-5.77%	N/A	N/A	1.33%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -5.49%, -6.15%, -5.14%, -5.61%, -5.15%, -5.12%, -5.62% and -5.12%, respectively. These returns compare to the -4.78% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Within our top-down strategies, detracting most from relative results during the Reporting Period was the Fund’s cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s credit hedge, which pairs an overweight to corporate credit with an overweight to U.S. interest rates, also hurt. To a much lesser degree, the Fund’s country strategy also detracted. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Tactical management of the Fund’s duration and yield curve positioning strategy boosted relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our top-down currency strategy overall also contributed positively, albeit modestly, to the Fund’s relative results during the Reporting Period primarily due to the Fund’s U.S. dollar overweight. The currency strategy is primarily implemented via currency forwards.

Bottom-up individual issue selection overall generated positive results during the Reporting Period.
Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s sector overweights to corporate credit and to securitized credit, including mortgage-backed securities credit, commercial mortgage-backed securities and collateralized loan obligations (“CLOs”), detracted most from its relative results. Partially offsetting these detractors was the Fund’s tactical exposure to mortgage-backed securities within our cross-sector strategy, which contributed positively. The Fund was underweight mortgage-backed securities in the second quarter of 2022 and was overweight the sector through the rest of the Reporting Period.

Individual issue selection within the corporate credit sector enhanced the Fund’s performance during the Reporting Period. The Fund’s emphasis on lower quality credits versus its underweight to higher quality investment grade corporate bonds especially helped. So, too, did the Fund’s selection of industrial credits contribute positively to results.

Individual issue selection within the government/swaps sector also contributed positively due primarily to the performance of agency securities and cash. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

Individual issue selection within the securitized sector further boosted the Fund’s relative results, driven by its exposure to mortgage-backed securities pass-throughs.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by our discretionary interest rate trades and our tactical U.S. rates positioning. The Fund generally held a modestly short duration relative to that of the Bloomberg Index during the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options and currency forwards. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, federal funds futures, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund used CLOs, collateralized mortgage obligations (“CMOs”), inverse floaters, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in CLOs, interest rate swaps, forward foreign currency exchange contracts, Treasury futures and federal funds futures contributed positively to relative results, while positions in credit default swaps, swaptions and TBAs detracted from relative results. Positions in the remaining derivatives and similar instruments mentioned above did not meaningfully impact Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	U.S. Federal Reserve (“Fed”) policy and economic data releases, including inflation and jobs reports, led us to remove the Fund’s credit hedge while inflation persisted and the outlook on Fed policy remained uncertain. As inflation began to decrease, we added back moderately to the Fund’s credit hedge positioning.

In July 2022, due to sector tailwinds, such as supply dynamics and seasonality, the Fund benefited from us shifting its underweight to agency mortgage-backed securities to an overweight exposure. In September 2022, we reduced the Fund’s risk via our country strategy, as market uncertainty persisted. Throughout the Reporting Period, we tactically managed the Fund’s exposure to investment grade corporate credit, decreasing its overweight exposure to the sector. With this tactical management, we sought to reduce risk in the face of market uncertainty and recession risk.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective October 25, 2022, Ron Arons, Managing Director, began serving as a portfolio manager for the Fund. Ashish Shah, Managing Director, Chief Investment Officer of Public Investing and Head of the Cross-Sector Strategy within Fixed Income, who has managed the Fund since 2019, continues to serve as a portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

At the end of March 2023, the Fund had its most overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in investment grade corporate bonds and, to a lesser extent, in asset-backed securities, pass-through mortgage-backed securities and quasi-government securities. The Fund had underweighted exposure relative to the Bloomberg Index in U.S. government securities and held rather neutral positions compared to the Bloomberg Index in commercial mortgage-backed securities, high yield corporate bonds and emerging markets debt. The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a modestly shorter overall duration compared to that of the Bloomberg Index at the end of the Reporting Period.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

FUND BASICS

Goldman Sachs Core Fixed Income Fund

as of March 31, 2023

FUND COMPOSITION *

        Percentage of Net Assets

as of 3/31/23
as of 3/31/22
50%
40%
30%
20%
10%
0%
43.6%
28.0%
37.3%
44.4%
13.3%
29.0%
4.4%
5.7%
2.7%
1.7%
2.1%
0.0%
1.8%
0.0%
1.5%
1.7%
1.4%
0.0%
1.1%
0.9%
1.1%
1.4%
0.7%
1.2%
Federal Agencies‡
Corporate Obligations
U.S. Treasury Obligations
Asset-Backed Securities
Agency Debentures~
Short-term Investments
Exchange Traded Funds
Sovereign Debt Obligations
Investment Companies
Commercial Mortgage-Backed Securities
Municipal Debt Obligations
Collateralized Mortgage Obligations

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-5.49%	0.93%	1.23%	—
Including sales charges	-9.00%	0.16%	0.85%	—

Class C
Excluding contingent deferred sales charges	-6.15%	0.17%	0.47%	—
Including contingent deferred sales charges	-7.09%	0.17%	0.47%	—

Institutional	-5.14%	1.28%	1.58%	—

Service	-5.61%	0.75%	1.06%	—

Investor	-5.15%	1.19%	1.49%	—

Class R6 (Commenced July 31, 2015)	-5.12%	1.29%	N/A	1.45%

Class R	-5.62%	0.68%	0.98%	—

Class P (Commenced April 20, 2018)	-5.12%	N/A	N/A	1.43%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs Global Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -4.72%, -5.33%, -4.43%, -4.87%, -4.42%, -4.34% and -4.33%, respectively. These returns compare to the -3.86% average annual total return of the Fund’s benchmark, the Bloomberg Global Aggregate Bond Index (Gross, USD, hedged) (the “Bloomberg Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Within our top-down strategies, the Fund’s cross-sector strategy detracted from relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s credit hedge, which pairs an overweight to corporate credit with an overweight to U.S. interest rates, also hurt.

Our duration and yield curve strategy also dampened the Fund’s relative results during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Our country and cross-macro strategies further detracted from the Fund’s performance during the Reporting Period. The country strategy is primarily implemented via interest rate swaps and/or futures. The cross-macro strategy in one in which we hold relative value positions across rates, currencies and credit within the Fund. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures.

Conversely, the Fund’s currency strategy contributed positively. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuations relative to short- and medium-term fundamentals.

Bottom-up individual issue selection, which are strategies that reflect any active views we take on particular sectors, also contributed positively overall to the Fund’s results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s sector overweights to corporate credit and to securitized credit, including commercial mortgage-backed securities and collateralized loan obligations (“CLOs”), detracted most from its relative results. Partially offsetting these detractors was the Fund’s tactical exposure to mortgage-backed securities within our cross-sector strategy, which contributed positively. The Fund was underweight mortgage-backed securities in the second quarter of 2022 and was overweight the sector through the rest of the Reporting Period.

Individual issue selection within the corporate credit sector enhanced the Fund’s performance during the Reporting Period. The Fund’s emphasis on lower quality credits versus its underweight to higher quality investment grade corporate bonds especially helped. So, too, did the Fund’s selection of industrial credits contribute positively to results.

PORTFOLIO RESULTS

Individual issue selection within the government/swaps sector also contributed positively due primarily to the performance of agency securities and cash. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

However, individual issue selection within the securitized sector detracted from the Fund’s relative results, driven by our selection among CLOs and agency mortgage-backed securities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, primarily driven by our discretionary interest rate trades and our tactical rates positioning. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. The Fund’s exposure to U.S. and Japanese interest rates drove the underperformance, partially offset by exposure to European rates, which added modestly to results. Overall, the Fund generally held a modestly long duration relative to that of the Bloomberg Index through much of the Reporting Period but had shifted to a modestly shorter relative duration by the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash* to implement our views in the Fund.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

During the Reporting Period, we used Treasury futures, Eurodollar futures, federal funds futures, interest rate and bond exchange traded futures contracts and swaptions to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate swaps, basis swaps and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes. The Fund used collateralized loan obligations, collateralized mortgage obligations, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy.

During the Reporting Period, the use of credit default swaps, basis swaps, forward foreign currency exchange contracts, federal funds futures and currency options had a positive impact on the Fund’s results. The use of CLOs, collateralized mortgage obligations, interest rate swaps, Treasury futures, swaptions and TBAs had a negative impact on the Fund’s results during the Reporting Period. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

U.S. Federal Reserve (“Fed”) policy and economic data releases, including inflation and jobs reports, led us to reduce the Fund’s credit hedge while inflation persisted and the outlook on Fed policy remained uncertain. As inflation began to decrease, we added back moderately to the Fund’s credit hedge positioning.

In July 2022, due to sector tailwinds, such as supply dynamics and seasonality, the Fund benefited from us increasing its overweight exposure to agency mortgage-backed securities. In September 2022, we reduced the Fund’s risk via our country strategy, as market uncertainty persisted. Throughout the Reporting Period, we tactically managed the Fund’s exposure to investment grade corporate credit, decreasing its overall exposure to the sector going into the

PORTFOLIO RESULTS

first quarter of 2023. With this tactical management, we sought to maintain the Fund’s overweight to corporate credit overall based on strong corporate balance sheets while also managing risk in the face of market uncertainty and recession risk. The result was a move higher in quality throughout the Reporting Period, decreasing the Fund’s high yield corporate credit exposure and increasing its investment grade corporate credit allocation.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

At the end of March 2023, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Index in investment grade corporate bonds, pass-through mortgage-backed securities, asset-backed securities, and, to a lesser extent, commercial mortgage-backed securities. The Fund had underweighted exposures relative to the Bloomberg Index in government securities and emerging markets debt and, to a lesser degree, quasi-government securities. The Fund had no positions in high yield corporate bonds or covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Index in the U.S. and Japan at the end of March 2023. The Fund was underweight compared to the Bloomberg Index in Australia, Canada, the U.K., the Eurozone overall and the emerging markets overall. Within the Eurozone, the Fund was most underweight Germany and France and was rather neutrally weighted to the remaining Eurozone markets at the end of the Reporting Period. Within the emerging markets, the Fund was rather neutrally weighted to each of the regional constituent markets, with the exception of Asia, where the Fund was underweighted. The Fund had a modestly shorter duration than that of the Bloomberg Index at the end of the Reporting Period.

FUND BASICS

Goldman Sachs Global Core Fixed Income Fund

as of March 31, 2023

CURRENCY ALLOCATION +

	Percentage of Net Assets
	as of 3/31/23	as of 3/31/22

U.S. Dollar	65.8%	54.2%

Japanese Yen	20.7	16.1

Euro	10.6	14.9

British Pound	2.7	3.3

Canadian Dollar	1.1	1.2

South Korean Won	0.6	0.6

Indonesia Rupiah	0.3	0.3

Singapore Dollar	0.3	0.3

Thailand Baht	0.2	0.4

Israeli Shekel	0.2	0.1

Romania New Leu	0.1	0.0

Chinese Yuan Renminbi	0.0	6.6

+

The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	-4.72%	0.85%	1.58%	—

Including sales charges	-8.31%	0.09%	1.19%	—

Class C

Excluding contingent deferred sales charges	-5.33%	0.12%	0.83%	—

Including contingent deferred sales charges	-6.27%	0.12%	0.83%	—

Institutional	-4.43%	1.17%	1.91%	—

Service	-4.87%	0.66%	1.37%	—

Investor	-4.42%	1.10%	1.83%	—

Class R6 (Commenced July 31, 2015)	-4.34%	1.20%	N/A	1.58%

Class P (Commenced April 20, 2018)	-4.33%	N/A	N/A	1.29%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs Income Fund

Investment Objective

The Fund seeks a high level of current income, and secondarily, capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -3.85%, -4.57%, -3.53%, -3.61%, -3.52%, -4.09% and -3.52%, respectively. These returns compare to the -4.78% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same period.

We note that the Fund’s benchmark being the Bloomberg Index is a means of emphasizing that the Fund has a flexible and multi-sector fixed income strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to strike a balance between top-down sector positioning and rigorous bottom-up fundamental credit research.

Among our top-down strategies, our cross-sector strategy overall detracted from the Fund’s performance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to its performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection as a whole generated mixed results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

The Fund seeks to be higher yielding than a typical bond strategy with less risk than high yield or emerging markets debt, with investments typically limited to no greater than 65% of net assets in non-investment grade issues and no greater than 35% in emerging markets debt. The Fund can be utilized as a complement to an established core bond strategy.

Implemented via our cross-sector strategy, the Fund’s overweights to high yield corporate bonds detracted most from returns, as high yield spreads, or yield differentials to duration-comparable Treasuries, widened during the Reporting Period. Additionally, the Fund’s long U.S. rates position, which was paired with a long credit position, dampened results, as rates sold off, or rose, during the Reporting Period. On the other hand, the Fund’s overweights to investment grade corporate bonds and emerging markets debt contributed positively, albeit modestly, to results.

Among our security selection strategies, our selection of corporate bonds detracted overall, but our lower quality bias and tactical credit curve positioning added to relative returns within the corporate credit sector. So, too, did the Fund’s selection of investment grade diversified manufacturing and high yield utilities credits contribute positively to results. Our selections of industrial high yield corporate bonds detracted from returns, offset by selections of industrial investment grade corporate bonds, which bolstered returns.

Our selections of external emerging markets debt detracted overall, especially selections among the external debt from Egypt, Russia and Pakistan.

PORTFOLIO RESULTS

Selection within the securitized sector also dampened the Fund’s performance during the Reporting Period, though selection within the government/swaps sector boosted returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration will typically range from three to six years. Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, as the Fund’s shorter duration relative to the Bloomberg Index proved beneficial as interest rates rose due to rising inflation and U.S. Federal Reserve interest rate hikes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily forward foreign exchange contracts and exchange-traded options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and other futures contracts were used as warranted to facilitate specific duration and yield curve strategies; credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in credit default swaps, interest rate swaps and futures, especially Treasury futures, positively impacted the Fund’s performance, while positioning in currency forwards and exchange-traded options had a positive impact on the Fund’s results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

The Fund’s flexible management style and multi-sector approach allow us to allocate to sectors that offer what we believe to be the best total return opportunity and reduce exposures to sectors when spreads offer what we see as poor compensation for risk.

During the Reporting Period, we remained constructive on corporate credit, as we believed there were still some opportunities for risk assets. We believed corporate credit fundamentals had peaked but remained on solid footing. As such, we saw investment opportunities in companies with what we considered to be solid balance sheets and high margin earnings profiles and those in defensive sectors, which should enable them, in our view, to withstand macroeconomic headwinds.

More specifically, we remained constructive on investment grade corporate credit based on our view of solid corporate fundamentals. In aggregate, corporate fundamentals remained resilient, in our opinion—leverage ratios were contained; interest coverage ratios were high; and financing needs were limited as companies raised debt amid low interest rates in 2021. As a result of strong nominal growth and balance sheet conservatism, we largely expected, at the end of the Reporting Period, for companies to retain their investment grade rating and did not foresee a meaningful wave of fallen angels. (Fallen angels are bonds that were once rated investment grade but get downgraded to high yield or junk status because its issuer has fallen into financial trouble.) That said, we recognize that amidst a complex macroeconomic backdrop characterized by higher growth volatility, the environment remained one in which active security selection can dominate simple beta, or market volatility sensitivity, exposure. As such, we remained tactical in adjusting the Fund’s positioning in response to macroeconomic factors and market-driven opportunities. Further, amid expectations of a more challenged economic environment in the months ahead, we favored companies in sectors that are counter-cyclical and can withstand, in our view, a potential economic growth slowdown.

We also maintained a rather constructive view on high yield corporate credit given strong corporate balance sheets as a result of built-up cash balances, relatively balanced technical (or supply/demand dynamics), and attractive carry given the higher quality tilt of the sector. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.) Within the credit yield curve, or spectrum of maturities, the Fund remained overweight the

PORTFOLIO RESULTS

intermediate portion (i.e., four to six years) of the curve, as we continued to see what we viewed as attractive carry and roll opportunities in this segment. (Carry and roll are related but fundamentally different. We define carry to be a certain number, and roll to be an uncertain number, subject to specific assumptions being met. Carry for a certain horizon is equal to the certain payment(s) encountered over that period, i.e., payments known at the current time. Roll for a certain horizon is equal to the value appreciated simply by letting time elapse, i.e., it is the “return” stemming from a future curve being equal to today’s curve. It is not an expectation.)

From an industry perspective, we remained constructive on banks given their strong capital standing, higher net interest income, and loan growth driving revenues. Elsewhere, we favored chemicals, and more specifically, specialty chemicals, which continued to offer, in our view, attractive yield and demonstrate relatively resilient demand throughout the economic cycle. Conversely, we expected credit stress to be felt most acutely in companies with high leverage and significant exposure to floating rate debt—as well as those with weak business models that are exposed disproportionately to a U.S. Federal Reserve-induced economic slowdown. As such, we were cautious on cable sectors exposed to accelerate cord-cutting, dampened demand from core advertising and increased competition from expansion of streaming options. We were also cautious on specific issuers within consumer cyclical and building materials industries.

During the Reporting Period, we reduced the Fund’s exposure to emerging markets debt generally and emerging markets corporate bonds especially. Within the sector, we saw valuations for investment grade credits as stretched amid a late-cycle dynamic. Recent bank stress and uncertainty regarding the likelihood of a soft landing in the U.S. put pressure on spreads to widen further, in our opinion. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.) During the Reporting Period, emerging markets bond index spreads widened substantially over U.S. Treasuries, but we saw the balance of risks for spreads to continue to push higher tilted to the upside. Emerging markets corporate bond fundamentals, we believed, passed their best levels in the first half of 2022 but cooled off slowly for the most part during the Reporting Period to remain stronger than pre-pandemic levels in aggregate terms. Excluding the oil & gas industries, emerging markets corporate bonds’ gross leverage was up approximately 0.3x in 2022 at 3.2x. At the end of the Reporting Period, we were cautious on highly leveraged domestic companies with weak pricing power. Additionally, during the Reporting Period, we reduced the Fund’s positioning in issuers with exposure to the Chinese property sector given the continued stress on that market segment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

The Fund has the ability to invest across a variety of fixed income sectors, including government securities, mortgage-backed securities, securitized issues, investment grade corporate bonds, high yield corporate bonds and emerging markets debt. At the end of March 2023, the Fund had its most overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in high yield corporate bonds, emerging markets debt and, to a lesser extent, asset-backed securities. The Fund had its most underweighted exposure relative to the Bloomberg Index in U.S. Treasuries, pass-through mortgage-backed securities and, to a lesser extent, quasi-government securities. The Fund was rather neutrally weighted compared to the Bloomberg Index in investment grade corporate bonds and had no exposure at the end of the Reporting Period to commercial mortgage-backed securities. The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a significantly shorter overall duration compared to that of the Bloomberg Index at the end of the Reporting Period, including a shorter U.S. duration position.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

FUND BASICS

Goldman Sachs Income Fund

as of March 31, 2023

FUND COMPOSITION *

  Percentage of Net Assets

as of 3/31/23
as of 3/31/22
80%
60%
40%
20%
0%
70.4%
70.4%
8.6%
9.4%
7.4%
10.3%
6.0%
2.1%
4.5%
2.7%
3.4%
3.0%
1.6%
0.4%
0.4%
1.3%
0.3%
0.3%
Corporate Obligations
Bank Loans
Sovereign Debt Obligations
Federal Agencies‡
Investment Companies
Asset-Backed Securities
Collateralized Mortgage Obligations
U.S. Treasury Obligations
Common Stocks

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS INCOME FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on December 3, 2019 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 3, 2019 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Since Inception

Class A (Commenced December 03, 2019)
Excluding sales charges	-3.85%	0.20%
Including sales charges	-7.44%	-0.94%

Class C (Commenced December 03, 2019)
Excluding contingent deferred sales charges	-4.57%	-0.55%
Including contingent deferred sales charges	-5.52%	-0.55%

Institutional (Commenced December 03, 2019)	-3.53%	0.53%

Investor (Commenced December 03, 2019)	-3.61%	0.45%

Class R6 (Commenced December 03, 2019)	-3.52%	0.54%

Class R (Commenced December 03, 2019)	-4.09%	-0.05%

Class P (Commenced December 03, 2019)	-3.52%	0.54%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Opportunistic Corporate Credit Portfolio Management Team discusses Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -4.11%, -4.95%, -3.80%, -4.00%, -3.91%, -4.48% and -3.80%, respectively. These returns compare to the 2.53% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ Treasury Bill Index”), during the same time period.

Because the composition of the Treasury Bill Index (e.g., short-term U.S. Treasury bills) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Treasury Bill Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s long positioning in the communications, consumer cyclical and technology sectors detracted most from performance. The largest individual detractors during the Reporting Period included the Fund’s positions in Noble, CSC Holdings and Carvana.

There were no major positive contributors to results from a sector perspective during the Reporting Period. The largest individual contributors during the Reporting Period included long positions in Valvoline, ChampionX and Foundation Building Materials.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund does not use duration and yield curve positioning as active management strategies within its investment process. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) That said, the Fund does implement interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions contributed positively to its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps contributed positively to Fund performance during the Reporting Period.

The Fund also used forward foreign currency exchange contracts to hedge foreign currency positions, which had a modestly positive effect on Fund performance during the Reporting Period.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

We reduced the Fund’s option-adjusted duration from 2.96 years, held for much of the Reporting Period, to 2.75 years early in March 2023. In our view, the Fund was relatively well positioned for the volatile interest rate environment. Then, toward the end of the Reporting Period, we added modestly to the Fund’s duration profile after interest rates widened aggressively and global economic growth concerns increased. In the event of a recession or prolonged risk-off, or heightened risk aversion, period, a longer duration position could offset potential credit drawdowns, in our view. (Option-adjusted duration, or effective duration, is a method of calculating the modified duration of a bond which includes a call provision to reflect the expected shortening effect of the issuer exercising his right to call the issue. It weighs the probability that the bond will be called based on the spread between its coupon rate and its yield, as well as the volatility of interest rates.)

The Fund’s opportunistic cash balance decreased during the Reporting Period, as we increased allocations to what we saw as attractively priced discounted loans and bonds. More specifically, we increased the Fund’s allocation to bank loans given the rising interest rate environment and our focus on reducing duration through most of the Reporting Period. From a sector perspective, we increased the Fund’s exposure to the cable & satellite TV sector given what we viewed as the normalization of a select issuer allocation and favorable risk/reward assessments. We also increased the Fund’s exposure to the building materials sector based on what we considered to be an attractive risk/reward profile offered by what was an out-of-favor sector and given discounted bonds and loans opportunities. Additionally, we increased the Fund’s exposure to the transportation sector, largely driven by an increase in the Fund’s position in Vistajet Malta Finance. Conversely, we reduced the Fund’s exposure to the non-cable media sector based on our view of its outsized exposure to both a potentially slowing U.S. economy and declining advertising spending. We also reduced the Fund’s exposure to the healthcare sector given secular trends, reimbursement pressures, rising labor costs and idiosyncratic capital structure maneuvering and litigation concerns. Looking at individual positions, we reduced the Fund’s positions in Ardagh Packaging Finance, Tenet Healthcare and Sirius XM Radio, among others. Increased Fund positions included, among others, Dish, Trident TPI Holdings, Nabors Industries and the aforementioned Vistajet Malta Finance. The result of these changes was an increase during the Reporting Period in the Fund’s allocation to B-rated and CCC-rated issuers. The Fund’s allocation to BB-rated issuers remained rather constant during the Reporting Period.

In all, we decreased the total number of holdings in the Fund’s portfolio during the Reporting Period by 128, ending the Reporting Period with 300 holdings. At the same time, we modestly increased concentration in the Fund’s top holdings, with the top ten issuers making up approximately 12% of the Fund’s total net assets at the end of the Reporting Period versus approximately 11% at March 31, 2022. We also increased the number of positions that comprise more than 1% of the Fund’s total net assets, from four to 12, as measured by market value. While remaining highly diversified, the Fund additionally maintained a fair number of higher-conviction ideas, with the total positions in the Fund with a market value greater than 50 basis points increasing during the Reporting Period from 44 to 75. (A basis point is 1/100th of a percentage point.)

We maintained the Fund’s short position in a credit default swap high yield index, as a reflection of our cautious view. We believe we will continue to see market volatility as 2023 progresses. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of March 2023?

A

At the end of the Reporting Period, we were cautiously optimistic about the leveraged credit market, while acknowledging that a softening demand and challenging macroeconomic environment, including higher interest rates and lower consumer demand, may well create challenges for corporate issuers and may put downward pressure on earnings in the months ahead. Both high yield and leveraged loans saw significant negative price action during the Reporting Period. However, we believed market valuations seen at the end of the Reporting Period had appropriately

PORTFOLIO RESULTS

priced in expected default risks and that any dislocations prompted by additional market volatility was likely to create, in our view, pockets of idiosyncratic opportunities.

We continue, of course, to closely monitor issuers to assess their ability to pass through inflation costs while maintaining operating margins and free cash flow. In the intermediate and long term, we believe spread levels should continue to be supported by relatively healthy corporate balance sheets, built-up cash balances, modest levels of primary supply, and attractive loss-adjusted returns when compared to other risk assets. We also continue to seek to utilize market sell-offs to selectively swap into and/or add to defensive holdings at deep discounts to par. We have monetized certain investments and intend to keep cash on hand in anticipation of further opportunities to buy high quality, discounted names and/or what we see as attractive new issues. As always, we remain diligent as it relates to primary markets and seek to selectively add new credits that possess, in our view, attractive assets and strong fundamentals. As we grow increasingly confident in these credits, there is potential, we believe, for them to become core Fund portfolio holdings.

Reflecting these views, as of March 31, 2023, approximately 51.6% of the Fund’s total net assets was invested in unsecured debt obligations, 27.5% in bank loans, 11.9% in secured debt obligations, 0.4% in investment grade corporate bonds, less than 1% in preferred and other equity securities and 3.4% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -20.3% in a credit default swap high yield index. The Fund had a total of 300 holdings at March 31, 2023, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being CCO Holdings, Dish and Trident TPI Holdings.

FUND BASICS

Goldman Sachs Long Short Credit Strategies Fund

as of March 31, 2023

FUND COMPOSITION *

Percentage of Net Assets

as of 3/31/23
as of 3/31/22
60%
50%
40%
30%
20%
10%
0%
51.6%
51.0%
27.5%
23.1%
16.5%
14.3%
0.5%
0.7%
0.0%
8.3%
Unsecured Debt Obligations
Bank Loans
Other Secured Debt Obligations
Common Stocks
Investment Companies

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS+

As of March 31, 2023	Percentage of Net Assets

Media	9.2%
Oil Field Services	6.0
Retailing	5.5
Chemicals	5.1
Diversified Financial Services	4.9
Commercial Services	4.7
Internet	3.7
Aerospace & Defense	3.5
Packaging	3.1

Automotive	3.1

+

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the following graph. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Long Short Credit Strategies Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced April 30, 2014)
Excluding sales charges	-4.11%	1.08%	N/A	0.70%
Including sales charges	-7.69%	0.30%	N/A	0.27%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	-4.95%	0.30%	N/A	-0.07%
Including contingent deferred sales charges	-5.90%	0.30%	N/A	-0.07%

Institutional**	-3.80%	1.39%	1.40%	—

Investor (Commenced April 30, 2014)	-4.00%	1.30%	N/A	0.94%

Class R6 (Commenced November 30, 2017)	-3.91%	1.40%	N/A	1.19%

Class R (Commenced April 30, 2014)	-4.48%	0.80%	N/A	0.44%

Class P (Commenced April 20, 2018)	-3.80%	N/A	N/A	1.22%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

**

Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 1.64%, 0.81%, 1.97%, 1.78%, 1.87%, 1.28% and 1.87%, respectively. These returns compare to the 2.53% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “Treasury Bill Index”), during the same period.

We note that the Fund’s benchmark being the Treasury Bill Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Within our top-down strategies, detracting most from relative results during the Reporting Period was the Fund’s cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s credit hedge, which pairs an overweight to corporate credit with an overweight to U.S. interest rates, also hurt.

To a lesser degree, the Fund’s country and cross-macro strategies also detracted. The Fund’s country strategy, wherein we trade based on our analysis of relative value rates across global interest rate markets, proved a headwind due primarily to long positioning in U.S. and U.K. interest rates versus short positioning in Japan interest rates. The Fund’s long positioning in Swiss rates and short positioning in Canada and Europe rates also detracted from performance. However, these detractors were partially offset by the Fund’s long positioning in U.S. and Australia rates and short positioning in U.K. rates, which contributed positively. In the country strategy, the team primarily uses swaps and/or futures to express relative value trades in the interest rates of two separate countries, The cross-macro strategy is one in which we hold relative value positions across rates, currencies and credit within the Fund. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures.

Tactical management of the Fund’s duration and yield curve positioning strategy boosted relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our top-down currency strategy overall also contributed positively to the Fund’s relative results during the Reporting Period primarily due to the Fund’s U.S. dollar overweight. Only partially offsetting these gains were short positions in the Swedish krona and Korean won, which dampened results. The currency strategy is primarily implemented via currency forwards.

Bottom-up individual issue selection overall generated positive results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s long exposure to high yield corporate credit and to securitized credit, including mortgage-backed securities credit and commercial mortgage-backed securities, detracted most from its relative results. Partially offsetting these detractors was the Fund’s exposure to mortgage-backed securities, emerging markets debt and investment grade corporate credit within our cross-sector strategy, which contributed positively.

PORTFOLIO RESULTS

Individual issue selection within the government/swaps sector contributed positively due primarily to the performance of government and agency securities. The Fund’s European butterfly trade, wherein the Fund is underweight the intermediate segment of the yield curve and overweight the short and long segments of the yield curve, also added to returns. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

Selection within the corporate credit sector also enhanced the Fund’s performance during the Reporting Period. The Fund’s emphasis on lower quality credits versus its underweight to higher quality investment grade corporate bonds especially helped. So, too, did the Fund’s focus on the intermediate segment of the U.S. yield curve contribute positively to relative results.

Individual issue selection within the securitized sector boosted the Fund’s relative results, driven primarily by its exposure to mortgage-backed securities pass-throughs.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by our discretionary interest rate trades and our tactical rates positioning. The Fund generally held a short duration relative to that of the Treasury Bill Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options and currency forwards. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and basis swaps and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy. We additionally used equity swaps to manage fixed income spread sector exposures via exchange-traded funds; federal funds futures, Treasury futures and Eurodollar (i.e., U.S. dollars held in offshore banks) futures to manage duration exposures and curve positioning; structured securities to gain exposure to local emerging market interest rates; yield curve options for hedging in the U.S.; and interest-only mortgage-backed securities to invest in mortgage pools.

During the Reporting Period, the use of collateralized loan obligations, collateralized mortgage obligations, interest rate swaps, basis swaps, Treasury futures, federal funds futures and currency options had a positive impact on Fund performance. The use of credit default swaps, forward foreign currency exchange contracts and swaptions had a positive impact on Fund performance during the Reporting Period. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging markets fixed income sectors.

U.S. Federal Reserve (“Fed”) policy and economic data releases, including inflation and jobs reports, led us to remove the Fund’s credit hedge while inflation persisted and the outlook on Fed policy remained uncertain. As inflation began to decrease, we added back moderately to the Fund’s credit hedge positioning.

In July 2022, due to sector tailwinds, such as supply dynamics and seasonality, the Fund benefited from us

PORTFOLIO RESULTS

shifting its underweight to agency mortgage-backed securities to an overweight exposure. In September 2022, we reduced the Fund’s risk via our country strategy, as market uncertainty persisted. Throughout the Reporting Period, we tactically managed the Fund’s exposure to corporate credit, decreasing its overall exposure to the sector going into the first quarter of 2023. With this tactical management, we sought to maintain the Fund’s long exposure to corporate credit overall based on strong corporate balance sheets while also managing risk in the face of market uncertainty and recession risk. The result was a move higher in quality throughout the Reporting Period, decreasing the Fund’s high yield corporate credit exposure and increasing its investment grade corporate credit allocation.

Additionally, the Fund took a short position in Japanese interest rates in September 2022 given the potential of incoming policy shifts from the Bank of Japan. The Fund was short European interest rates through most of the Reporting Period due to persistent inflation and a hawkish European Central Bank. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective October 25, 2022, Ron Arons, Managing Director, began serving as a portfolio manager for the Fund. Ashish Shah, Managing Director, Chief Investment Officer of Public Investing and Head of the Cross-Sector Strategy within Fixed Income, who has managed the Fund since 2019, continues to serve as a portfolio manager for the Fund.

Q	How was the Fund positioned at the end of March 2023?

A

At the end of March 2023, the Fund had the majority of its total net assets invested in investment grade corporate bonds, pass-through mortgage-backed securities, U.S. Treasuries, asset-backed securities and high yield corporate bonds. To more modest degrees, the Fund also had exposure to emerging markets debt, commercial mortgage-backed securities and quasi-government securities at the end of the Reporting Period. The Fund also had significant exposure to cash* at the end of the Reporting Period.

*Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes and/or money market mutual funds. The cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates and agency-backed adjustable-rate mortgages.

Based on currency of issue on a market-value basis, the Fund had long positions in Canada, Sweden, the U.K, the U.S. and the emerging markets overall at the end of the Reporting Period and short positions in Australia, Japan and Europe overall. Based on currency of issue on a contribution to duration basis, the Fund had long positions in Australia, the U.K., and the U.S. and short positions in Canada, Japan, Sweden and Europe overall.

FUND BASICS

Goldman Sachs Strategic Income Fund

as of March 31, 2023

FUND COMPOSITION *

Percentage of Net Assets

as of 3/31/23
as of 3/31/22
40%
30%
20%
10%
0%
28.4%
8.7%
25.6%
24.6%
16.2%
20.4%
13.5%
2.1%
10.8%
11.1%
6.5%
9.5%
2.6%
3.2%
2.2%
3.4%
1.7%
12.6%
1.4%
1.2%
1.1%
2.2%
Federal Agencies‡
Corporate Obligations
U.S. Treasury Obligations
Investment Companies
Asset-Backed Securities
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities
Bank Loans
Short-term Investments
Municipal Debt Obligations
Sovereign Debt Obligations

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML Three-Month U.S.Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	1.64%	1.86%	1.19%	—
Including sales charges	-2.21%	1.09%	0.80%	—

Class C
Excluding contingent deferred sales charges	0.81%	1.08%	0.44%	—
Including contingent deferred sales charges	-0.20%	1.08%	0.44%	—

Institutional	1.97%	2.19%	1.53%	—

Investor	1.78%	2.09%	1.43%	—

Class R6 (Commenced July 31, 2015)	1.87%	2.18%	N/A	1.61%

Class R	1.28%	1.59%	0.94%	—

Class P (Commenced April 20, 2018)	1.87%	N/A	N/A	2.04%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

FUND BASICS

Index Definitions

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Three-Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that Issue is sold and rolled into a newly selected issue.

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 51.6%

Collateralized Mortgage Obligations – 2.3%
Interest Only(a) –0.3%
FHLMC REMIC Series 4314, Class SE (-1X 1M USD LIBOR + 6.050%)
$276,570	1.366	%(b)	03/15/44	$29,314
FHLMC REMIC Series 4998, Class GI
1,318,059	4.000		08/25/50	257,654
FNMA REMIC Series 2011-124, Class SC (-1X 1M USD LIBOR + 6.550%)
118,921	1.705	(b)	12/25/41	13,990
FNMA REMIC Series 2012-5, Class SA (-1X 1M USD LIBOR + 5.950%)
173,706	1.105	(b)	02/25/42	17,457
FNMA REMIC Series 2012-88, Class SB (-1X 1M USD LIBOR + 6.670%)
111,617	1.825	(b)	07/25/42	11,642
FNMA REMIC Series 2014-6, Class SA (-1X 1M USD LIBOR + 6.600%)
156,350	1.755	(b)	02/25/44	18,339
FNMA REMIC Series 2017-31, Class SG (-1X 1M USD LIBOR + 6.100%)
414,066	1.255	(b)	05/25/47	51,809
FNMA REMIC Series 2018-17, Class CS (-1X 1M USD LIBOR + 3.450%)
523,105	0.366	(b)	03/25/48	10,077
GNMA REMIC Series 2010-20, Class SE (-1X 1M USD LIBOR + 6.250%)
413,528	1.489	(b)	02/20/40	44,925
GNMA REMIC Series 2013-181, Class SA (-1X 1M USD LIBOR + 6.100%)
203,459	1.339	(b)	11/20/43	22,458
GNMA REMIC Series 2014-132, Class SL (-1X 1M USD LIBOR + 6.100%)
153,986	1.339	(b)	10/20/43	8,362
GNMA REMIC Series 2014-133, Class BS (-1X 1M USD LIBOR + 5.600%)
116,432	0.839	(b)	09/20/44	10,254
GNMA REMIC Series 2014-162, Class SA (-1X 1M USD LIBOR + 5.600%)
96,391	0.839	(b)	11/20/44	8,809
GNMA REMIC Series 2015-111, Class IM
260,097	4.000		08/20/45	38,846
GNMA REMIC Series 2015-119, Class SN (-1X 1M USD LIBOR + 6.250%)
125,017	1.489	(b)	08/20/45	14,478
GNMA REMIC Series 2015-123, Class SP (-1X 1M USD LIBOR + 6.250%)
157,457	1.489	(b)	09/20/45	18,672
GNMA REMIC Series 2015-167, Class AS (-1X 1M USD LIBOR + 6.250%)
94,152	1.489	(b)	11/20/45	10,393
GNMA REMIC Series 2015-168, Class SD (-1X 1M USD LIBOR + 6.200%)
75,437	1.439	(b)	11/20/45	8,871
GNMA REMIC Series 2016-27, Class IA
138,991	4.000		06/20/45	16,953

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
GNMA REMIC Series 2018-122, Class HS (-1X 1M USD LIBOR + 6.200%)
$384,336	1.439	%(b)	09/20/48	$44,631
GNMA REMIC Series 2018-122, Class SE (-1X 1M USD LIBOR + 6.200%)
252,367	1.439	(b)	09/20/48	28,717
GNMA REMIC Series 2018-137, Class SN (-1X 1M USD LIBOR + 6.150%)
280,662	1.389	(b)	10/20/48	30,120
GNMA REMIC Series 2018-139, Class SQ (-1X 1M USD LIBOR + 6.150%)
192,260	1.389	(b)	10/20/48	20,028
GNMA REMIC Series 2019-1, Class SN (-1X 1M USD LIBOR + 6.050%)
78,630	1.289	(b)	01/20/49	8,122
GNMA REMIC Series 2019-110, Class PS (-1X 1M USD LIBOR + 6.050%)
183,954	1.289	(b)	09/20/49	21,988
GNMA REMIC Series 2019-153, Class EI
1,161,557	4.000		12/20/49	210,017
GNMA REMIC Series 2019-6, Class SA (-1X 1M USD LIBOR + 6.050%)
85,357	1.289	(b)	01/20/49	9,063
GNMA REMIC Series 2020-151, Class MI
746,287	2.500		10/20/50	97,334

				1,083,323

Sequential Fixed Rate – 0.1%
FNMA REMIC Series 2005-70, Class PA
23,810	5.500		08/25/35	24,684
FNMA REMIC Series 2011-52, Class GB
175,219	5.000		06/25/41	179,274
FNMA REMIC Series 2012-111, Class B
15,656	7.000		10/25/42	17,000
FNMA REMIC Series 2012-153, Class B
42,330	7.000		07/25/42	46,672

				267,630

Sequential Floating Rate – 1.9%
Alternative Loan Trust Series 2006-OC8, Class 2A3 (1M USD LIBOR + 0.500%)
1,252,825	5.345	(b)	11/25/36	1,028,606
Bellemeade Re Ltd. Series 2021-2A, Class M1B (1M SOFR + 1.500%)
275,000	6.060	(b)(c)	06/25/31	266,243
CIM Trust Series 2019-INV3, Class A15
60,965	3.500	(c)	08/25/49	54,410
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 (1M USD LIBOR + 2.400%)
32,312	7.245	(b)(c)	04/25/31	32,382
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 (1M USD LIBOR + 2.300%)
23,887	7.145	(b)(c)	08/25/31	23,924

The accompanying notes are an integral part of these financial statements.                35

GOLDMAN SACHS BOND FUND

Schedule of Investments  (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate – (continued)
Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2 (1M USD LIBOR + 2.150%)
$13,186	6.995	%(b)(c)	09/25/31	$13,198
Connecticut Avenue Securities Trust Series 2019-R07, Class 1M2 (1M USD LIBOR + 2.100%)
21,208	6.945	(b)(c)	10/25/39	21,230
Connecticut Avenue Securities Trust Series 2020-R01, Class 1M2 (1M USD LIBOR + 2.050%)
13,764	6.895	(b)(c)	01/25/40	13,816
FHLMC STACR Debt Notes Series 2020-HQA5, Class M2 (1M SOFR + 2.600%)
124,842	7.160	(b)(c)	11/25/50	125,159
FHLMC STACR REMIC Trust Series 2020-DNA2, Class M2 (1M USD LIBOR + 1.850%)
50,722	6.695	(b)(c)	02/25/50	50,992
FHLMC STACR REMIC Trust Series 2020-DNA4, Class B1 (1M USD LIBOR + 6.000%)
696,722	10.845	(b)(c)	08/25/50	752,537
FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1 (1M SOFR + 4.800%)
754,000	9.360	(b)(c)	10/25/50	785,740
FHLMC STACR REMIC Trust Series 2020-HQA3, Class B1 (1M USD LIBOR + 5.750%)
693,426	10.595	(b)(c)	07/25/50	734,699
FHLMC STACR REMIC Trust Series 2020-HQA4, Class B1 (1M USD LIBOR + 5.250%)
474,689	10.095	(b)(c)	09/25/50	499,385
FHLMC STACR Trust Series 2019-DNA4, Class B1 (1M USD LIBOR + 2.700%)
200,000	7.545	(b)(c)	10/25/49	197,548
JPMorgan Alternative Loan Trust Series 2006-A7, Class 1A1 (1M USD LIBOR + 0.320%)
131,353	5.165	(b)	12/25/36	116,601
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1
868,398	2.520	(b)(c)	05/25/52	718,933
Mill City Mortgage Loan Trust Series 2017-2, Class A3
134,071	3.147	(c)	07/25/59	126,516
Mill City Mortgage Loan Trust Series 2019-GS2, Class M1
720,000	3.000	(c)	08/25/59	641,853
Mill City Mortgage Loan Trust Series 2021-NMR1, Class M2
760,000	2.500	(c)	11/25/60	638,073
Towd Point Mortgage Trust Series 2017-3, Class B2
100,000	3.847	(c)	07/25/57	86,186
Verus Securitization Trust Series 2022-INV1, Class A1
95,637	5.041	(c)(d)	08/25/67	94,178
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1
28,022	3.500	(c)	07/25/49	25,460

				7,047,669

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				8,398,622

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Commercial Mortgage-Backed Securities – 1.1%

Sequential Fixed Rate – 0.6%
BANK Series 2021-BN35, Class A5
$950,000	2.285%		06/15/64	$768,673
DOLP Trust Series 2021-NYC, Class A
1,100,000	2.956	(c)	05/10/41	881,206
Morgan Stanley Capital I Trust Series 2018-H4, Class A4
400,000	4.310		12/15/51	381,996

				2,031,875

Sequential Floating Rate(b) – 0.5%
BX Trust Series 2021-ARIA, Class F (1M USD LIBOR + 2.594%)
650,000	7.278	(c)	10/15/36	574,559
BX Trust Series 2022-PSB, Class A (1M SOFR LIBOR + 2.451%)
642,566	7.278	(c)	08/15/39	637,258
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
800,000	4.000		04/15/55	730,646

				1,942,463

TOTAL COMMERCIAL MORTGAGE - BACKED SECURITIES				$3,974,338

Federal Agencies – 48.2%
Adjustable Rate FHLMC(b) – 0.0%
(12M USD LIBOR + 1.772%)
$17,950	4.018%		09/01/35	$18,203

FHLMC – 7.9%
45,631	6.000		08/01/27	46,265
6,352	5.000		08/01/33	6,494
1,029	5.000		09/01/33	1,052
1,558	5.000		10/01/33	1,593
1,520	5.000		11/01/34	1,557
56,786	5.000		12/01/34	58,172
2,119	5.000		07/01/35	2,171
19	5.000		11/01/35	19
24,674	5.000		03/01/39	25,456
2,068	5.000		05/01/39	2,133
2,601	5.000		04/01/40	2,681
1,309	5.000		08/01/40	1,349
16,061	4.000		02/01/41	15,739
1,334	5.000		06/01/41	1,372
377,540	4.000		03/01/48	367,147
383,686	4.000		04/01/48	372,564
1,107,893	4.500		08/01/48	1,111,189
1,109,357	3.000		10/01/50	1,006,743
2,966,051	2.500		02/01/51	2,571,475
6,941,139	2.000		05/01/51	5,760,615
16,872,140	2.000		03/01/52	13,937,006
1,920,966	6.000		11/01/52	1,991,285
1,506,250	6.000		12/01/52	1,562,452

				28,846,529

36                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

FNMA – 8.2%
$5,978,794	2.000%	10/01/50	$4,975,636
6,130,393	3.000	10/01/50	5,570,681
2,208,283	3.000	11/01/50	2,003,158
5,972,839	2.000	11/01/50	4,968,825
7,939,734	2.000	04/01/52	6,559,160
982,021	5.500	09/01/52	1,006,650
2,307,507	6.000	11/01/52	2,397,920
2,124,992	6.000	12/01/52	2,194,971

			29,677,001

GNMA – 11.5%
14,556	5.500	11/15/32	15,035
5,780	5.500	01/15/33	5,964
16,800	5.500	02/15/33	17,539
18,405	5.500	03/15/33	19,138
24,813	5.500	07/15/33	25,688
7,941	5.500	08/15/33	8,227
3,896	5.500	09/15/33	4,020
9,446	5.500	04/15/34	9,783
6,820	5.500	05/15/34	7,041
88,248	5.500	09/15/34	92,656
96,035	5.500	12/15/34	100,971
70,699	5.500	01/15/35	74,471
178	5.500	05/15/36	184
2,787	4.000	02/20/41	2,753
4,434	4.000	11/20/41	4,379
737	4.000	01/20/42	728
2,355	4.000	04/20/42	2,325
1,467	4.000	10/20/42	1,449
376,929	4.000	08/20/43	371,123
2,094	4.000	03/20/44	2,061
2,587	4.000	05/20/44	2,546
179,513	4.000	11/20/44	176,692
43,031	4.000	12/20/44	42,354
11,806	4.000	05/20/45	11,606
42,661	4.000	07/20/45	41,938
230,283	4.000	01/20/46	226,161
918,099	3.000	11/20/46	849,216
1,286,373	3.500	04/20/47	1,224,708
1,199,353	3.500	12/20/47	1,141,859
757,017	4.500	05/20/48	755,388
1,146,467	4.500	08/20/48	1,142,568
132,439	5.000	08/20/48	134,586
796,029	4.500	09/20/48	793,321
947,474	5.000	10/20/48	961,354
541,572	5.000	11/20/48	549,506
538,886	5.000	12/20/48	546,275
1,220,083	4.500	01/20/49	1,215,170
996,301	5.000	01/20/49	1,009,962
491,214	4.000	02/20/49	478,430
1,015,315	4.500	02/20/49	1,011,227
26,119	4.500	03/20/49	26,014
315,639	4.000	03/20/49	307,326
88,266	5.000	03/20/49	89,559
540,781	4.000	04/20/49	526,538

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$694,409	3.000%	08/20/49	$638,594
315,678	4.500	10/20/49	313,322
320,130	4.500	12/20/49	317,340
1,346,573	3.000	03/20/50	1,236,125
289,781	4.000	01/20/51	280,156
1,401,022	3.500	02/20/51	1,327,718
77,428	3.500	03/20/51	73,387
1,762,303	3.000	11/20/51	1,608,647
1,797,053	3.000	12/20/51	1,640,367
1,594,421	3.000	02/20/52	1,454,313
7,916,565	4.500	09/20/52	7,796,274
3,000,000	2.000	TBA-30yr(e)	2,547,232
4,000,000	2.500	TBA-30yr(e)	3,520,743
2,000,000	3.500	TBA-30yr(e)	1,875,111
2,000,000	4.000	TBA-30yr(e)	1,925,338
1,000,000	5.000	TBA-30yr(e)	1,001,019

			41,585,525

UMBS – 12.2%
21	5.500	09/01/23	21
16	5.500	10/01/23	16
5,254	4.500	02/01/39	5,274
1,650	4.500	04/01/39	1,663
4,128	4.500	08/01/39	4,153
52,400	4.500	12/01/39	52,726
46,269	4.500	06/01/40	46,454
20,578	4.500	08/01/41	20,754
36,676	3.000	12/01/42	34,261
86,090	3.000	01/01/43	80,331
23,093	3.000	02/01/43	21,549
8,642	3.000	03/01/43	8,080
139,620	3.000	04/01/43	129,748
23,475	3.000	05/01/43	21,815
31,547	3.000	06/01/43	29,316
10,283	3.000	07/01/43	9,556
10,414	5.000	06/01/44	10,505
291,398	4.000	12/01/44	285,207
12,459	3.500	03/01/45	11,779
992,314	4.500	04/01/45	1,000,722
325,833	3.000	04/01/45	300,149
121,659	4.500	05/01/45	122,651
432,002	4.500	06/01/45	432,952
3,578,748	3.500	07/01/45	3,383,458
586,075	4.000	08/01/45	573,075
200,273	4.000	11/01/45	195,441
2,216,753	4.000	01/01/46	2,163,272
61,492	4.000	03/01/46	59,949
34,708	4.000	06/01/46	33,806
10,051	4.000	08/01/46	9,790
93,040	4.000	10/01/46	90,625
64,386	4.000	06/01/47	62,757
350,306	4.500	07/01/47	349,880
164,331	4.500	11/01/47	164,131
205,579	4.000	12/01/47	200,504
581,255	4.000	01/01/48	566,908

The accompanying notes are an integral part of these financial statements.                37

GOLDMAN SACHS BOND FUND

Schedule of Investments  (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$1,242,288	4.000%	02/01/48	$1,211,456
903,278	4.000	03/01/48	880,204
516,706	4.500	05/01/48	513,817
597,672	4.000	06/01/48	582,546
371,096	4.000	08/01/48	361,124
291,538	4.500	09/01/48	292,004
1,266,914	5.000	11/01/48	1,297,204
148,102	4.500	06/01/49	146,967
544,968	3.500	07/01/49	515,220
351,316	3.500	08/01/49	332,056
1,821,177	3.000	09/01/49	1,660,689
37,016	4.500	10/01/49	36,662
846,752	4.500	01/01/50	840,259
2,210,520	4.000	03/01/50	2,146,460
5,334,780	4.500	03/01/50	5,303,866
938,909	2.500	09/01/50	821,389
2,625,534	3.000	12/01/50	2,383,498
4,724,784	2.500	05/01/51	4,097,162
6,232,230	2.500	09/01/51	5,402,788
42,262	5.000	05/01/52	42,916
1,380,915	5.000	06/01/52	1,404,493
3,332,442	5.000	07/01/52	3,382,330
29,041	5.000	08/01/52	29,421

			44,167,809

UMBS, 30 Year, Single Family(e) – 8.4%
3,000,000	6.500	TBA-30yr	3,095,854
15,000,000	5.500	TBA-30yr	15,152,340
4,000,000	5.000	TBA-30yr	3,988,592
3,000,000	4.000	TBA-30yr	2,868,985
4,000,000	3.500	TBA-30yr	3,714,998
2,000,000	2.500	TBA-30yr	1,723,828

			30,544,597

TOTAL FEDERAL AGENCIES			$174,839,664

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $190,802,319)			$187,212,624

Corporate Obligations – 40.4%
Aerospace & Defense(f) – 0.9%
Northrop Grumman Corp.
$750,000	2.930%	01/15/25	$727,043
Raytheon Technologies Corp.
5,000	2.650	11/01/26	4,703
5,000	3.125	05/04/27	4,743
65,000	4.125	11/16/28	64,052
100,000	4.050	05/04/47	86,725
The Boeing Co.
35,000	2.196	02/04/26	32,466
1,500,000	5.150	05/01/30	1,509,510
5,000	3.600	05/01/34	4,289
80,000	3.250	02/01/35	65,251

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Aerospace & Defense(f) – (continued)
	$15,000	3.375%		06/15/46	$10,640
	25,000	3.850		11/01/48	18,618
TransDigm, Inc.
	166,000	6.250	(c)	03/15/26	166,131
	575,000	6.375		06/15/26	565,196

					3,259,367

Agriculture – 0.2%
Altria Group, Inc.
	20,000	4.500		05/02/43	15,951
	10,000	3.700	(f)	02/04/51	6,739
BAT Capital Corp.(f)
	5,000	2.259		03/25/28	4,294
	10,000	4.540		08/15/47	7,432
	15,000	5.650		03/16/52	13,150
Philip Morris International, Inc.(f)
	65,000	3.125		03/02/28	60,714
	20,000	5.625		11/17/29	20,903
Reynolds American, Inc.
	700,000	4.850		09/15/23	697,858
	5,000	5.850	(f)	08/15/45	4,508

					831,549

Automotive – 0.6%
Cummins, Inc.(f)
	30,000	2.600		09/01/50	19,611
General Motors Co.
	225,000	4.000		04/01/25	219,168
	10,000	5.200		04/01/45	8,389
	5,000	5.400	(f)	04/01/48	4,321
	36,000	5.950	(f)	04/01/49	33,752
General Motors Financial Co., Inc.(f)
	300,000	4.300		07/13/25	293,160
	10,000	5.250		03/01/26	10,001
	10,000	1.500		06/10/26	8,906
	950,000	5.650		01/17/29	962,046
	40,000	4.300		04/06/29	37,269
	500,000	2.350		01/08/31	394,935

					1,991,558

Banks – 10.7%
ABN AMRO Bank NV(b)(f) (-1X 5 year EUR Swap + 4.674%)
EUR	400,000	4.375		09/22/25	389,257
Banco do Brasil SA(b)(f) (10 year CMT + 4.398%)
	$200,000	6.250		04/15/24	182,200
Banco Mercantil del Norte SA(b)(c)(f) (5 year CMT + 4.643%)
	260,000	5.875		01/24/27	219,375
Banco Santander SA
	800,000	2.746		05/28/25	752,768
	600,000	4.250		04/11/27	566,346
	200,000	2.749		12/03/30	156,398
Bank of America Corp.
	50,000	3.248	(f)	10/21/27	47,117
	925,000	4.183	(f)	11/25/27	894,660
	100,000	6.110		01/29/37	105,473

38                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(3M USD LIBOR + 0.990%)
	$75,000	2.496	%(b)(f)	02/13/31	$63,560
(3M USD LIBOR + 1.060%)
	65,000	3.559	(b)(f)	04/23/27	61,952
(3M USD LIBOR + 1.190%)
	525,000	2.884	(b)(f)	10/22/30	456,571
(3M USD LIBOR + 1.310%)
	750,000	4.271	(b)(f)	07/23/29	721,852
(3M USD LIBOR + 1.575%)
	525,000	3.824	(b)(f)	01/20/28	500,745
(5 year CMT + 1.200%)
	475,000	2.482	(b)(f)	09/21/36	359,832
(SOFR + 0.910%)
	70,000	1.658	(b)(f)	03/11/27	63,327
(SOFR + 0.960%)
	65,000	1.734	(b)(f)	07/22/27	58,185
(SOFR + 1.050%)
	60,000	2.551	(b)(f)	02/04/28	54,615
(SOFR + 1.330%)
	325,000	2.972	(b)(f)	02/04/33	273,904
(SOFR + 1.530%)
	600,000	1.898	(b)(f)	07/23/31	481,026
(SOFR + 1.830%)
	275,000	4.571	(b)(f)	04/27/33	261,613
(SOFR + 2.040%)
	550,000	4.948	(b)(f)	07/22/28	547,118
Bank of Montreal(b)(f) (SOFR + 0.603%)
	70,000	0.949		01/22/27	62,530
Barclays PLC(b)(f)
(1 year CMT + 3.050%)
	875,000	7.325		11/02/26	899,841
(5 year CMT + 5.431%)
	225,000	8.000		03/15/29	196,720
(5 year CMT + 5.867%)
	280,000	6.125		12/15/25	239,193
(SOFR + 2.714%)
	825,000	2.852		05/07/26	770,921
BNP Paribas SA(c)
	550,000	3.375		01/09/25	527,785
(5 year USD Swap + 4.149%)
	200,000	6.625	(b)(f)	03/25/24	186,944
(SOFR + 1.004%)
	725,000	1.323	(b)(f)	01/13/27	641,045
(SOFR + 2.074%)
	350,000	2.219	(b)(f)	06/09/26	321,790
BPCE SA(c)
	525,000	4.625		09/12/28	496,781
(SOFR + 1.730%)
	750,000	3.116	(b)(f)	10/19/32	571,372
CaixaBank SA(b)(f) (-1X 5 year EUR Swap + 6.346%)
EUR	400,000	5.875		10/09/27	382,434
Citigroup, Inc.
	$780,000	3.500		05/15/23	778,534
	125,000	4.300		11/20/26	121,113

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(3M USD LIBOR + 1.023%)
	$510,000	4.044	%(b)(f)	06/01/24	$508,475
(SOFR + 0.765%)
	70,000	1.122	(b)(f)	01/28/27	62,535
(SOFR + 0.770%)
	70,000	1.462	(b)(f)	06/09/27	62,198
(SOFR + 1.280%)
	25,000	3.070	(b)(f)	02/24/28	23,257
(SOFR + 1.422%)
	550,000	2.976	(b)(f)	11/05/30	482,031
(SOFR + 2.086%)
	800,000	4.910	(b)(f)	05/24/33	784,064
(SOFR + 2.338%)
	20,000	6.270	(b)(f)	11/17/33	21,631
Commerzbank AG(b)(f) (-1X 5 year EUR Swap + 6.363%)
EUR	400,000	6.125		10/09/25	370,808
Credit Agricole SA(b)(c)(f)
(5 year USD Swap + 4.319%)
	$250,000	6.875		09/23/24	233,820
(SOFR + 1.676%)
	375,000	1.907		06/16/26	344,670
Credit Suisse AG
	300,000	2.950		04/09/25	278,745
Credit Suisse Group AG
	307,000	4.550		04/17/26	282,081
	875,000	4.282	(c)(f)	01/09/28	789,320
(SOFR + 5.020%)
	550,000	9.016	(b)(c)(f)	11/15/33	653,669
Deutsche Bank AG(b)(f)
(SOFR + 1.870%)
	450,000	2.129		11/24/26	387,221
(SOFR + 2.159%)
	300,000	2.222		09/18/24	291,792
Fifth Third Bancorp(f)
	375,000	2.375		01/28/25	348,409
(SOFR + 2.127%)
	15,000	4.772	(b)	07/28/30	13,843
(SOFR + 2.192%)
	55,000	6.361	(b)	10/27/28	55,341
First Horizon Corp.(f)
	700,000	3.550		05/26/23	693,273
	700,000	4.000		05/26/25	651,679
First-Citizens Bank & Trust Co.(b)(f) (3M TSFR + 1.715%)
	600,000	2.969		09/27/25	557,004
HSBC Holdings PLC
	200,000	4.950		03/31/30	196,186
(3M USD LIBOR + 1.000%)
	450,000	5.915	(b)(f)	05/18/24	447,588
(3M USD LIBOR + 1.211%)
	600,000	3.803	(b)(f)	03/11/25	587,004
Huntington Bancshares, Inc.(f)
	825,000	4.000		05/15/25	778,264
	5,000	2.550		02/04/30	3,959
(SOFR + 1.970%)
	10,000	4.443	(b)	08/04/28	9,161

The accompanying notes are an integral part of these financial statements.                39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
ING Groep NV(b)(c)(f) (1 year CMT + 1.100%)
$950,000	1.400%		07/01/26	$869,221
JPMorgan Chase & Co.(f)
425,000	3.625		12/01/27	406,542
(3M TSFR + 3.125%)
585,000	4.600	(b)	02/01/25	546,472
(3M USD LIBOR + 0.730%)
195,000	3.559	(b)	04/23/24	194,776
(3M USD LIBOR + 0.890%)
175,000	3.797	(b)	07/23/24	174,073
(3M USD LIBOR + 1.245%)
515,000	3.960	(b)	01/29/27	499,725
(SOFR + 0.885%)
70,000	1.578	(b)	04/22/27	62,885
(SOFR + 1.160%)
550,000	2.301	(b)	10/15/25	525,811
(SOFR + 1.170%)
65,000	2.947	(b)	02/24/28	60,308
(SOFR + 1.580%)
45,000	3.328	(b)	04/22/52	32,970
(SOFR + 1.800%)
425,000	3.625		12/01/27	406,542
(SOFR + 1.800%)
901,000	4.586	(b)	04/26/33	873,087
(SOFR + 1.890%)
30,000	2.182	(b)	06/01/28	26,894
(SOFR + 2.515%)
200,000	2.956	(b)	05/13/31	172,232
KeyCorp.
5,000	2.550		10/01/29	3,997
(SOFR + 2.060%)
900,000	4.789	(b)(f)	06/01/33	806,796
Macquarie Group Ltd.(b)(c)(f) (SOFR + 1.069%)
450,000	1.340		01/12/27	401,674
Mitsubishi UFJ Financial Group, Inc.
30,000	4.286		07/26/38	27,106
Morgan Stanley
50,000	4.000		07/23/25	49,033
174,000	3.950		04/23/27	168,087
(3M USD LIBOR + 1.628%)
200,000	4.431	(b)(f)	01/23/30	192,500
(SOFR + 0.720%)
70,000	0.985	(b)(f)	12/10/26	62,389
(SOFR + 0.858%)
5,000	1.512	(b)(f)	07/20/27	4,437
(SOFR + 0.879%)
60,000	1.593	(b)(f)	05/04/27	54,035
(SOFR + 1.000%)
65,000	2.475	(b)(f)	01/21/28	59,431
(SOFR + 1.034%)
750,000	1.794	(b)(f)	02/13/32	588,877
(SOFR + 1.143%)
725,000	2.699	(b)(f)	01/22/31	624,167
(SOFR + 1.152%)
800,000	2.720	(b)(f)	07/22/25	771,744
(SOFR + 1.290%)
141,000	2.943	(b)(f)	01/21/33	119,507

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 1.295%)
	$288,000	5.050	%(b)(f)	01/28/27	$287,459
(SOFR + 1.360%)
	750,000	2.484	(b)(f)	09/16/36	567,210
(SOFR + 2.240%)
	5,000	6.296	(b)(f)	10/18/28	5,260
NatWest Group PLC(b)(f)
(3M USD LIBOR + 1.550%)
	850,000	4.519		06/25/24	845,826
(3M USD LIBOR + 1.762%)
	225,000	4.269		03/22/25	220,538
(5 year CMT + 2.100%)
	200,000	3.754		11/01/29	187,564
State Street Corp.(b)(f)
(SOFR + 0.560%)
	20,000	1.684		11/18/27	17,859
(SOFR + 1.715%)
	55,000	5.820		11/04/28	57,610
The Bank of New York Mellon Corp.(f)
	40,000	3.850		04/26/29	38,332
(SOFR + 1.755%)
	70,000	4.596	(b)	07/26/30	68,779
(SOFR + 1.802%)
	45,000	5.802	(b)	10/25/28	46,739
The PNC Financial Services Group, Inc.(b)(f) (SOFR + 2.140%)
	35,000	6.037		10/28/33	36,846
The Toronto-Dominion Bank
	625,000	4.456		06/08/32	605,500
Truist Financial Corp.(b)(f)
(SOFR + 0.609%)
	35,000	1.267		03/02/27	30,771
(SOFR + 0.862%)
	75,000	1.887		06/07/29	62,677
UBS Group AG(b)(c)(f) (1 year CMT + 1.100%)
	280,000	2.746		02/11/33	224,888
US Bancorp(b)(f)
(5 year CMT + 2.541%)
	650,000	3.700		01/15/27	507,110
(SOFR + 0.730%)
	70,000	2.215		01/27/28	62,894
(SOFR + 1.660%)
	15,000	4.548		07/22/28	14,601
(SOFR + 2.090%)
	15,000	5.850		10/21/33	15,674
Virgin Money UK PLC(b)(f) (5 year UK Government Bond +
	8.307%)
GBP	325,000	9.250		06/08/24	377,245
Wells Fargo & Co.
	$675,000	3.000		10/23/26	631,098
	600,000	4.300		07/22/27	581,820
	75,000	4.150	(f)	01/24/29	71,752
(3M USD LIBOR + 1.170%)
	35,000	3.196	(b)(f)	06/17/27	32,942
(SOFR + 1.980%)
	400,000	4.808	(b)(f)	07/25/28	395,108

40                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 2.100%)
$70,000	2.393	%(b)(f)	06/02/28	$62,944
(SOFR + 2.100%)
937,000	4.897	(b)(f)	07/25/33	913,940
(SOFR + 4.502%)
25,000	5.013	(b)(f)	04/04/51	23,525
(TSFR3M + 1.432%)
40,000	2.879	(b)(f)	10/30/30	34,712
Westpac Banking Corp.(b)(f) (5 year CMT + 2.000%)
300,000	4.110		07/24/34	268,275

				39,009,199

Beverages – 1.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide,
Inc.(f)
550,000	4.700		02/01/36	546,288
525,000	4.900		02/01/46	512,972
Anheuser-Busch InBev Finance, Inc.(f)
35,000	4.900		02/01/46	34,195
Anheuser-Busch InBev Worldwide, Inc.
365,000	4.750	(f)	01/23/29	372,840
20,000	8.200		01/15/39	26,116
350,000	4.600	(f)	04/15/48	331,531
Constellation Brands, Inc.(f)
625,000	4.400		11/15/25	616,806
500,000	3.600		02/15/28	475,765
325,000	2.250		08/01/31	266,952
308,000	4.750		05/09/32	304,359
JDE Peet’s NV(c)(f)
375,000	1.375		01/15/27	325,294
Keurig Dr Pepper, Inc.(f)
750,000	4.597		05/25/28	748,403
925,000	2.250		03/15/31	775,649
375,000	4.500		04/15/52	333,323

				5,670,493

Biotechnology(f) –0.9%
Amgen, Inc.
783,000	5.250		03/02/30	800,007
1,050,000	4.200		03/01/33	1,006,572
800,000	5.250		03/02/33	821,624
Biogen, Inc.
25,000	3.150		05/01/50	17,434
CSL Finance PLC(c)
100,000	3.850		04/27/27	97,564
Gilead Sciences, Inc.
50,000	3.650		03/01/26	48,965
40,000	4.000		09/01/36	37,039
Royalty Pharma PLC
425,000	1.200		09/02/25	385,500
20,000	3.550		09/02/50	13,767

				3,228,472

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(f) –0.1%
Carrier Global Corp.
	$5,000	3.577%	04/05/50	$3,785
Fortune Brands Innovations, Inc.
	5,000	4.500	03/25/52	3,866
Johnson Controls International PLC/Tyco Fire & Security Finance
SCA	175,000	4.900	12/01/32	177,284
Masco Corp.
	325,000	1.500	02/15/28	277,413

				462,348

Chemicals – 1.1%
Ashland Services B.V.(f)
EUR	650,000	2.000	01/30/28	606,468
Axalta Coating Systems LLC(c)(f)
	$475,000	3.375	02/15/29	411,331
Celanese US Holdings LLC(f)
	30,000	6.330	07/15/29	30,389
Huntsman International LLC(f)
	350,000	4.500	05/01/29	328,755
	250,000	2.950	06/15/31	205,100
International Flavors & Fragrances, Inc.(c)(f)
	650,000	1.832	10/15/27	550,940
LYB International Finance B.V.
	20,000	5.250	07/15/43	18,404
PPG Industries, Inc.(f)
	5,000	1.200	03/15/26	4,509
Sasol Financing USA LLC(f)
	310,000	5.875	03/27/24	306,280
SPCM SA(c)(f)
	590,000	3.375	03/15/30	488,372
The Dow Chemical Co.(f)
	35,000	6.300	03/15/33	38,081
The Sherwin-Williams Co.(f)
	500,000	3.450	06/01/27	478,300
	475,000	2.950	08/15/29	427,700

				3,894,629

Commercial Services(f) –0.4%
CoStar Group, Inc.(c)
	625,000	2.800	07/15/30	523,575
Global Payments, Inc.
	375,000	2.650	02/15/25	356,891
	5,000	5.950	08/15/52	4,774
MPH Acquisition Holdings LLC(c)
	542,000	5.750	11/01/28	390,511
S&P Global, Inc.
	60,000	4.750	08/01/28	60,825

				1,336,576

Computers(f) –0.5%
Apple, Inc.
	10,000	2.650	02/08/51	7,013
	75,000	2.700	08/05/51	52,817

The accompanying notes are an integral part of these financial statements.                41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Computers(f) – (continued)
Dell International LLC/EMC Corp.
$160,000	5.450%		06/15/23	$159,949
191,000	5.850		07/15/25	194,150
375,000	6.020		06/15/26	384,889
75,000	5.300		10/01/29	75,472
50,000	6.200		07/15/30	52,577
40,000	8.350		07/15/46	48,664
Hewlett Packard Enterprise Co.
909,000	4.900		10/15/25	906,628
15,000	6.350		10/15/45	15,775
HP, Inc.
70,000	1.450		06/17/26	62,997
Western Digital Corp.
30,000	2.850		02/01/29	24,425

				1,985,356

Cosmetics & Personal Care(f) –0.3%
Haleon U.S. Capital LLC
875,000	3.375		03/24/27	829,754
Kenvue, Inc.(c)
250,000	5.200		03/22/63	258,785

				1,088,539

Diversified Financial Services(f) –1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
400,000	4.875		01/16/24	395,316
295,000	6.500		07/15/25	296,528
675,000	3.000		10/29/28	588,613
275,000	3.400		10/29/33	222,203
Air Lease Corp.
425,000	3.375		07/01/25	404,064
875,000	3.750		06/01/26	826,779
(5 year CMT + 3.149%)
750,000	4.125	(b)	12/15/26	508,815
Ally Financial, Inc.
275,000	1.450		10/02/23	263,953
American Express Co.
165,000	2.500		07/30/24	159,552
5,000	3.125		05/20/26	4,768
Aviation Capital Group LLC(c)
375,000	1.950		01/30/26	333,352
Avolon Holdings Funding Ltd.(c)
425,000	3.950		07/01/24	413,287
675,000	2.875		02/15/25	632,617
175,000	4.250		04/15/26	163,914
Brookfield Finance, Inc.
20,000	3.500		03/30/51	13,347
Capital One Financial Corp.
320,000	3.300		10/30/24	305,837
(SOFR + 0.855%)
70,000	1.878	(b)	11/02/27	60,228
(SOFR + 2.057%)
25,000	4.927	(b)	05/10/28	24,032
(SOFR + 2.600%)
5,000	5.247	(b)	07/26/30	4,749

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services(f) – (continued)
Discover Financial Services
$60,000	4.500%	01/30/26	$57,899
10,000	6.700	11/29/32	10,321
Intercontinental Exchange, Inc.
60,000	3.750	12/01/25	58,380
1,035,000	4.350	06/15/29	1,022,932
Lazard Group LLC
50,000	4.500	09/19/28	47,909
Raymond James Financial, Inc.
75,000	4.650	04/01/30	74,014
Synchrony Financial
25,000	2.875	10/28/31	17,822
The Charles Schwab Corp.
5,000	0.900	03/11/26	4,388
Visa, Inc.
15,000	3.150	12/14/25	14,569
55,000	4.150	12/14/35	54,172

			6,984,360

Electrical – 1.8%
AEP Texas, Inc.(f)
40,000	3.950	06/01/28	38,500
Alliant Energy Finance LLC(c)(f)
375,000	3.750	06/15/23	373,118
Ameren Corp.(f)
125,000	3.500	01/15/31	113,491
Appalachian Power Co.(f)
30,000	3.700	05/01/50	23,048
Berkshire Hathaway Energy Co.(f)
225,000	3.250	04/15/28	215,071
400,000	3.700	07/15/30	380,132
Constellation Energy Generation LLC(f)
10,000	5.600	06/15/42	9,856
Dominion Energy, Inc.(d)
675,000	3.071	08/15/24	656,100
Duke Energy Carolinas LLC(f)
5,000	2.450	08/15/29	4,369
Duke Energy Corp.(f)
25,000	4.300	03/15/28	24,511
Edison International(f)
15,000	6.950	11/15/29	16,261
Emera US Finance LP(f)
5,000	4.750	06/15/46	4,068
Enel Finance International NV(c)(f)
975,000	1.875	07/12/28	822,529
Entergy Louisiana LLC(f)
25,000	4.750	09/15/52	23,481
Exelon Corp.(f)
325,000	4.050	04/15/30	309,868
30,000	4.450	04/15/46	25,894
NextEra Energy Capital Holdings, Inc.(f)
525,000	1.900	06/15/28	461,821
NRG Energy, Inc.(c)(f)
675,000	3.750	06/15/24	654,419

42                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
Ohio Edison Co.
$20,000	6.875%		07/15/36	$22,831
Pacific Gas & Electric Co.(f)
250,000	2.100		08/01/27	217,988
125,000	3.300		08/01/40	88,506
5,000	4.750		02/15/44	4,052
5,000	4.000		12/01/46	3,509
20,000	4.950		07/01/50	16,470
PacifiCorp (f)
30,000	4.150		02/15/50	25,662
Public Service Co. of Colorado(f)
35,000	4.500		06/01/52	32,334
Southern California Edison Co.(f)
725,000	3.700		08/01/25	706,657
450,000	4.200		03/01/29	436,086
25,000	4.875		03/01/49	23,173
Southern Power Co.(f)
30,000	4.950		12/15/46	26,792
Xcel Energy, Inc.(f)
900,000	3.350		12/01/26	858,762

				6,619,359

Electronics(f) –0.0%
Amphenol Corp.
5,000	2.800		02/15/30	4,502
Flex Ltd.
35,000	4.875		06/15/29	33,877

				38,379

Energy-Alternate Sources(c)(f) –0.0%
Greenko Power II Ltd.
191,000	4.300		12/13/28	164,021

Engineering & Construction(f) –0.3%
MasTec, Inc.(c)
610,000	4.500		08/15/28	560,261
Mexico City Airport Trust
200,000	4.250		10/31/26	190,875
250,000	3.875	(c)	04/30/28	231,250

				982,386

Entertainment(f) –0.7%
Warnermedia Holdings, Inc.
775,000	6.412		03/15/26	778,759
450,000	4.054	(c)	03/15/29	418,468
1,325,000	4.279	(c)	03/15/32	1,182,271

				2,379,498

Environmental(f) –0.3%
Waste Connections, Inc.
178,000	4.200		01/15/33	170,599
Waste Management, Inc.
275,000	3.150		11/15/27	262,278

250,000	1.150		03/15/28	213,150

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Environmental(f) – (continued)
$600,000	4.150%		04/15/32	$581,148

				1,227,175

Food & Drug Retailing – 0.6%
General Mills, Inc.(f)
300,000	4.200		04/17/28	296,913
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,Inc.(c)(f)
15,000	5.500		01/15/30	14,327
15,000	4.375		02/02/52	10,863
Kraft Heinz Foods Co.
1,518,000	3.750	(f)	04/01/30	1,438,639
25,000	6.875		01/26/39	28,323
Post Holdings, Inc.(c)(f)
498,000	5.625		01/15/28	487,901
Sysco Corp.(f)
50,000	6.600		04/01/40	55,312
25,000	4.500		04/01/46	21,722

				2,354,000

Gas(f) –0.1%
NiSource, Inc.
100,000	3.600		05/01/30	92,405
The East Ohio Gas Co.(c)
150,000	1.300		06/15/25	137,832

				230,237

Healthcare Providers & Services – 2.0%
Baxter International, Inc.(f)
179,000	1.915		02/01/27	160,196
CommonSpirit Health(f)
635,000	3.910		10/01/50	491,889
610,000	6.461		11/01/52	699,940
DH Europe Finance II S.a.r.l.(f)
700,000	2.200		11/15/24	672,056
275,000	2.600		11/15/29	246,029
Elevance Health, Inc.(f)
25,000	6.100		10/15/52	27,905
GE HealthCare Technologies, Inc.(c)(f)
250,000	6.377		11/22/52	279,245
HCA, Inc.(f)
60,000	5.875		02/15/26	60,875
15,000	5.250		06/15/26	15,017
5,000	5.250		06/15/49	4,512
15,000	4.625	(c)	03/15/52	12,462
Humana, Inc.(f)
175,000	5.500		03/15/53	177,856
STERIS Irish FinCo UnLtd Co.(f)
218,000	2.700		03/15/31	182,370
Thermo Fisher Scientific, Inc.(f)
100,000	1.750		10/15/28	87,897
UnitedHealth Group, Inc.
5,000	3.100		03/15/26	4,838
1,800,000	5.300	(f)	02/15/30	1,896,066
1,525,000	5.350	(f)	02/15/33	1,620,724

The accompanying notes are an integral part of these financial statements.                    43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services – (continued)
$10,000	6.875%		02/15/38	$12,079
25,000	4.250	(f)	06/15/48	22,494
429,000	5.050		04/15/53	433,629

				7,108,079

Home Builders(f) –0.0%
PulteGroup, Inc.

60,000	5.500		03/01/26	60,239

Household Products(f) –0.0%
Kimberly-Clark Corp.

10,000	2.875		02/07/50	7,357

Insurance(f) –0.4%
Acrisure LLC/Acrisure Finance, Inc.(c)
536,000	4.250		02/15/29	457,353
American International Group, Inc.
250,000	3.400		06/30/30	224,073
Berkshire Hathaway Finance Corp.
35,000	3.850		03/15/52	29,422
Berkshire Hathaway, Inc.
50,000	3.125		03/15/26	48,660
Brighthouse Financial, Inc.
20,000	5.625		05/15/30	19,242
5,000	4.700		06/22/47	3,648
Fairfax Financial Holdings Ltd.
5,000	4.850		04/17/28	4,899
Fidelity National Financial, Inc.
35,000	3.400		06/15/30	30,669
Great-West Lifeco Finance 2018 LP (c)
115,000	4.047		05/17/28	110,797
Marsh & McLennan Cos., Inc.
575,000	4.375		03/15/29	571,055
Reinsurance Group of America, Inc.
50,000	3.900		05/15/29	46,843
The Allstate Corp.
70,000	0.750		12/15/25	62,751

				1,609,412

Internet(f) –0.6%
Amazon.com, Inc.
5,000	1.000		05/12/26	4,532
20,000	3.875		08/22/37	18,632
eBay, Inc.
20,000	6.300		11/22/32	21,719
Expedia Group, Inc.
450,000	4.625		08/01/27	442,557
81,000	2.950		03/15/31	67,501
Meta Platforms, Inc.
950,000	3.500		08/15/27	917,082
769,000	3.850		08/15/32	720,230
Prosus NV (c)
200,000	3.832		02/08/51	126,000

				2,318,253

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Investment Companies(f) –0.0%
Ares Capital Corp.
$25,000	2.875%		06/15/28	$20,640
Blackstone Secured Lending Fund
35,000	2.850		09/30/28	28,488
FS KKR Capital Corp.
5,000	3.400		01/15/26	4,504
Owl Rock Capital Corp.
5,000	2.875		06/11/28	4,057
Prospect Capital Corp.
25,000	3.437		10/15/28	19,100

				76,789

Iron/Steel – 0.3%
ArcelorMittal SA
440,000	4.250		07/16/29	417,353
Nucor Corp.(f)
5,000	3.125		04/01/32	4,415
Steel Dynamics, Inc.(f)
150,000	2.400		06/15/25	142,049
275,000	1.650		10/15/27	237,163
Vale Overseas Ltd.
134,000	6.250		08/10/26	137,333

				938,313

Leisure Time(f) –0.0%
Brunswick Corp.

10,000	5.100		04/01/52	7,379

Lodging(f) –0.3%
Hyatt Hotels Corp.
475,000	1.800		10/01/24	448,989
49,000	4.375		09/15/28	46,990
Marriott International, Inc.
475,000	5.000		10/15/27	476,083

				972,062

Machinery - Construction & Mining – 0.0%
Caterpillar Financial Services Corp.

5,000	1.150		09/14/26	4,497

Machinery-Diversified(f) – 0.1%
Otis Worldwide Corp.
175,000	2.293		04/05/27	159,275
25,000	2.565		02/15/30	21,927

				181,202

Media – 0.4%
Charter Communications Operating LLC/Charter
Communications Operating Capital (f)
425,000	4.908		07/23/25	420,317
40,000	5.375		04/01/38	34,794
10,000	5.750		04/01/48	8,586
Comcast Corp.
256,000	3.300	(f)	02/01/27	247,137
50,000	7.050		03/15/33	59,227
6,000	6.500		11/15/35	6,877

44                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
$75,000	3.750	%(f)	04/01/40	$64,459
Fox Corp.(f)
300,000	4.030		01/25/24	296,715
5,000	5.476		01/25/39	4,792
15,000	5.576		01/25/49	14,347
NBCUniversal Media LLC
458,000	4.450		01/15/43	418,392
Paramount Global(f)
5,000	4.950		01/15/31	4,610
20,000	5.850		09/01/43	17,301
Time Warner Cable LLC
20,000	7.300		07/01/38	20,769

				1,618,323

Mining(f) – 0.3%
Freeport-McMoRan, Inc.
5,000	4.125		03/01/28	4,706
15,000	5.450		03/15/43	14,038
Glencore Funding LLC(c)
450,000	1.625		04/27/26	406,836
250,000	2.625		09/23/31	205,145
Newcrest Finance Pty Ltd.(c)
150,000	3.250		05/13/30	131,583
Teck Resources Ltd.
182,000	3.900		07/15/30	167,005

				929,313

Miscellaneous Manufacturing – 0.4%
3M Co.(f)
70,000	2.375		08/26/29	61,867
Carlisle Cos., Inc.(f)
5,000	2.750		03/01/30	4,272
Eaton Corp.(f)
825,000	4.150		03/15/33	795,085
GE Capital International Funding Co.
450,000	4.418		11/15/35	435,582
General Electric Co.
25,000	6.750		03/15/32	28,385

				1,325,191

Multi-National(c)(f) – 0.1%
The African Export-Import Bank
270,000	2.634		05/17/26	240,783
240,000	3.798		05/17/31	194,652

				435,435

Oil Field Services – 0.9%
Aker BP ASA(c)(f)
600,000	2.000		07/15/26	540,816
BP Capital Markets America, Inc.(f)
225,000	4.234		11/06/28	223,004
Continental Resources, Inc.(f)
10,000	4.900		06/01/44	7,709
Devon Energy Corp.(f)
221,000	5.875		06/15/28	224,434

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
$165,000	5.600%		07/15/41	$158,063
Diamondback Energy, Inc.(f)
30,000	6.250		03/15/33	31,745
Ecopetrol SA(f)
380,000	8.875		01/13/33	383,325
EQT Corp.(f)
145,000	3.900		10/01/27	136,232
30,000	7.000		02/01/30	31,502
610,000	3.625	(c)	05/15/31	528,961
Exxon Mobil Corp.(f)
60,000	3.043		03/01/26	58,250
5,000	2.275		08/16/26	4,696
Halliburton Co.
20,000	6.700		09/15/38	22,011
Petroleos de Venezuela SA(g)
4,280,000	0.000		10/28/22	171,200
1,110,000	5.375		04/12/27	49,950
Phillips 66(f)
100,000	3.850		04/09/25	97,771
200,000	1.300		02/15/26	181,476
QatarEnergy(c)(f)
210,000	3.300		07/12/51	155,636
Saudi Arabian Oil Co.
200,000	3.500		04/16/29	186,662
Shell International Finance B.V.
5,000	2.875		05/10/26	4,790
40,000	6.375		12/15/38	46,165
TotalEnergies Capital International SA(f)
10,000	3.455		02/19/29	9,547
50,000	2.829		01/10/30	45,596
15,000	3.127		05/29/50	11,121
Valero Energy Corp.
15,000	7.500		04/15/32	17,230

				3,327,892

Packaging(f) – 0.1%
Berry Global, Inc.
375,000	1.570		01/15/26	340,688
WRKCo, Inc.
55,000	4.900		03/15/29	54,100

				394,788

Pharmaceuticals – 1.7%
AbbVie, Inc.(f)
800,000	4.500		05/14/35	775,600
225,000	4.450		05/14/46	203,652
25,000	4.875		11/14/48	24,013
AmerisourceBergen Corp.(f)
250,000	3.450		12/15/27	237,442
AstraZeneca PLC(f)
70,000	0.700		04/08/26	63,007
Bayer US Finance II LLC(c)(f)
950,000	3.875		12/15/23	939,122
Becton Dickinson & Co.(f)
5,000	4.298		08/22/32	4,844

The accompanying notes are an integral part of these financial statements.                45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals – (continued)
Bristol-Myers Squibb Co.(f)
$275,000	2.950%		03/15/32	$247,987
CVS Health Corp.(f)
65,000	3.000		08/15/26	62,020
1,313,000	4.780		03/25/38	1,251,026
90,000	5.125		07/20/45	85,298
Pfizer, Inc.
30,000	2.750		06/03/26	28,776
PRA Health Sciences, Inc.(c)(f)
200,000	2.875		07/15/26	184,450
Takeda Pharmaceutical Co. Ltd.(f)
680,000	2.050		03/31/30	573,845
The Cigna Group(f)
5,000	1.250		03/15/26	4,530
1,309,000	2.400		03/15/30	1,135,649
325,000	4.900		12/15/48	305,822
35,000	3.400		03/15/50	25,871
Viatris, Inc.(f)
20,000	4.000		06/22/50	13,155
Wyeth LLC
50,000	6.500		02/01/34	57,774

				6,223,883

Pipelines – 1.4%
DCP Midstream Operating LP(f)
455,000	3.250		02/15/32	385,008
Enbridge Energy Partners LP
10,000	7.500		04/15/38	11,659
Energy Transfer LP(f)
875,000	4.200		09/15/23	869,776
200,000	4.250		04/01/24	197,450
725,000	5.500		06/01/27	733,961
550,000	5.250		04/15/29	548,620
80,000	5.400		10/01/47	71,230
15,000	6.000		06/15/48	14,302
5,000	6.250		04/15/49	4,952
Galaxy Pipeline Assets Bidco Ltd.(c)
200,000	2.625		03/31/36	164,000
Kinder Morgan, Inc.
500	7.750		01/15/32	581
27,000	5.450	(f)	08/01/52	25,106
MPLX LP (f)
225,000	4.800		02/15/29	222,689
200,000	4.500		04/15/38	177,414
Plains All American Pipeline LP/PAA Finance Corp.(f)
425,000	3.850		10/15/23	420,550
Sabine Pass Liquefaction LLC(c)(f)
25,000	5.900		09/15/37	25,461
Targa Resources Corp.(f)
235,000	4.200		02/01/33	211,044
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(f)
65,000	5.500		03/01/30	63,419
5,000	4.875		02/01/31	4,713

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
The Williams Cos., Inc.(f)
$450,000	3.900%	01/15/25	$441,936
425,000	5.650	03/15/33	438,872
20,000	5.300	08/15/52	18,884

			5,051,627

Real Estate Investment Trust(f) –1.7%
Alexandria Real Estate Equities, Inc.
350,000	3.375	08/15/31	307,506
American Homes 4 Rent LP
180,000	2.375	07/15/31	143,411
American Tower Corp.
925,000	3.375	05/15/24	905,353
Boston Properties LP
50,000	3.400	06/21/29	40,791
Crown Castle, Inc.
35,000	4.450	02/15/26	34,574
CubeSmart LP
50,000	2.250	12/15/28	43,028
265,000	2.500	02/15/32	213,110
GLP Capital LP/GLP Financing II, Inc.
60,000	5.375	04/15/26	58,333
Host Hotels & Resorts LP
378,000	2.900	12/15/31	295,131
Invitation Homes Operating Partnership LP
300,000	2.300	11/15/28	251,022
Kilroy Realty LP
397,000	4.750	12/15/28	336,894
National Retail Properties, Inc.
235,000	3.900	06/15/24	230,502
400,000	4.000	11/15/25	387,272
Omega Healthcare Investors, Inc.
5,000	3.375	02/01/31	3,977
Prologis LP
600,000	1.750	07/01/30	487,236
Public Storage
70,000	0.875	02/15/26	62,927
Regency Centers LP
700,000	2.950	09/15/29	605,885
Simon Property Group LP
60,000	3.300	01/15/26	57,440
Trust Fibra Uno(c)
300,000	5.250	12/15/24	292,838
UDR, Inc.
150,000	2.100	08/01/32	115,380
VICI Properties LP
15,000	5.625	05/15/52	13,506
VICI Properties LP/VICI Note Co., Inc.(c)
765,000	3.750	02/15/27	706,615
Welltower OP LLC
60,000	4.250	04/15/28	57,385
WP Carey, Inc.
155,000	4.600	04/01/24	151,722
105,000	4.000	02/01/25	102,476

46                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(f) – (continued)
$425,000	3.850%		07/15/29	$394,217

				6,298,531

Retailing – 1.6%
Arko Corp.(c)(f)
470,000	5.125		11/15/29	392,615
AutoNation, Inc.(f)
317,000	4.500		10/01/25	309,297
450,000	4.750		06/01/30	424,107
CK Hutchison International 20 Ltd.(c)(f)
200,000	2.500		05/08/30	173,942
Dollar Tree, Inc.(f)
975,000	4.000		05/15/25	956,270
Lowe’s Cos., Inc.(f)
125,000	3.100		05/03/27	118,715
425,000	1.700		09/15/28	367,910
650,000	1.700		10/15/30	526,467
400,000	3.750		04/01/32	367,048
550,000	5.000		04/15/33	549,384
McDonald’s Corp.
286,000	4.600	(f)	09/09/32	289,329
30,000	6.300		03/01/38	34,066
75,000	4.450	(f)	09/01/48	69,448
Starbucks Corp.(f)
375,000	4.000		11/15/28	366,330
269,000	3.000		02/14/32	238,482
The Home Depot, Inc.
350,000	4.500	(f)	09/15/32	352,282
35,000	5.875		12/16/36	39,055
15,000	5.950	(f)	04/01/41	16,817
Walgreens Boots Alliance, Inc.(f)
5,000	4.100		04/15/50	3,739
Walmart, Inc.
70,000	1.050	(f)	09/17/26	63,109
25,000	5.250		09/01/35	27,379

				5,685,791

Semiconductors – 1.1%
Broadcom, Inc.(c)(f)
65,000	4.000		04/15/29	60,867
302,000	4.150		04/15/32	275,358
475,000	3.419		04/15/33	397,328
225,000	3.469		04/15/34	184,880
651,000	3.137		11/15/35	501,693
650,000	3.500		02/15/41	489,827
Intel Corp.(f)
50,000	3.900		03/25/30	47,654
650,000	5.200		02/10/33	661,043
Microchip Technology, Inc.
625,000	2.670		09/01/23	617,194
Micron Technology, Inc.(f)
35,000	6.750		11/01/29	37,237
5,000	4.663		02/15/30	4,800
350,000	2.703		04/15/32	280,066

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Semiconductors – (continued)
NXP B.V./NXP Funding LLC/NXP USA, Inc.(f)
$275,000	3.400%		05/01/30	$247,239
Qorvo, Inc.(f)
35,000	4.375		10/15/29	32,270
Qualcomm, Inc.(f)
5,000	5.400		05/20/33	5,365
35,000	4.650		05/20/35	35,412

				3,878,233

Software – 1.3%
Oracle Corp.
539,000	2.950	(f)	04/01/30	475,856
500,000	4.650	(f)	05/06/30	486,865
550,000	2.875	(f)	03/25/31	470,657
749,000	4.900	(f)	02/06/33	733,481
40,000	6.500		04/15/38	43,353
875,000	6.900	(f)	11/09/52	980,814
ServiceNow, Inc.(f)
550,000	1.400		09/01/30	443,311
Take-Two Interactive Software, Inc.(f)
360,000	3.700		04/14/27	348,095
VMware, Inc.(f)
175,000	1.800		08/15/28	147,784
Workday, Inc.(f)
225,000	3.500		04/01/27	215,399
250,000	3.700		04/01/29	234,195
150,000	3.800		04/01/32	137,314

				4,717,124

Telecommunication Services – 2.1%
AT&T, Inc.(f)
55,000	1.700		03/25/26	50,481
336,000	2.300		06/01/27	307,853
100,000	1.650		02/01/28	87,813
500,000	2.750		06/01/31	430,405
694,000	2.550		12/01/33	558,261
175,000	4.900		08/15/37	166,927
450,000	3.500		06/01/41	355,194
65,000	4.750		05/15/46	58,504
100,000	5.150		11/15/46	96,445
35,000	4.500		03/09/48	30,159
300,000	3.650		06/01/51	227,073
100,000	3.500		09/15/53	72,617
British Telecommunications PLC
30,000	9.625		12/15/30	37,535
Cisco Systems, Inc.
30,000	5.900		02/15/39	33,861
Deutsche Telekom International Finance B.V.
35,000	8.750		06/15/30	42,770
Rogers Communications, Inc.(f)
25,000	4.350		05/01/49	20,250
T-Mobile USA, Inc.(f)
408,000	3.500		04/15/25	396,707
375,000	1.500		02/15/26	342,773
225,000	3.750		04/15/27	216,362

The accompanying notes are an integral part of these financial statements.                47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
$275,000	2.050%		02/15/28	$244,266
520,000	2.875		02/15/31	448,458
350,000	5.200		01/15/33	356,213
450,000	3.000		02/15/41	333,189
Verizon Communications, Inc.
630,000	4.329		09/21/28	621,942
575,000	3.150	(f)	03/22/30	523,819
800,000	2.550	(f)	03/21/31	681,560
1,004,000	2.355	(f)	03/15/32	823,732
80,000	2.875	(f)	11/20/50	53,391
Vodafone Group PLC
5,000	4.375		02/19/43	4,239

				7,622,799

Toys/Games/Hobbies(f) –0.0%
Hasbro, Inc.
5,000	3.900		11/19/29	4,553

Transportation – 0.6%
Canadian National Railway Co.(f)
40,000	2.450		05/01/50	26,162
Canadian Pacific Railway Co.
200,000	2.050	(f)	03/05/30	169,958
525,000	2.450	(f)	12/02/31	454,487
25,000	5.950		05/15/37	26,804
CSX Corp.(f)
625,000	3.800		03/01/28	609,794
600,000	4.100		11/15/32	577,950
FedEx Corp.(f)
5,000	4.550		04/01/46	4,399
5,000	4.050		02/15/48	4,062
Union Pacific Corp.(f)
525,000	2.800		02/14/32	461,486

				2,335,102

TOTAL CORPORATE OBLIGATIONS (Cost $157,552,448)				$146,869,668

Asset-Backed Securities(b) –6.6%

Collateralized Loan Obligations – 5.0%
AGL CLO 3 Ltd. Series 2020-3A, Class A(c) (3M USD LIBOR + 1.300%)
$1,300,000	6.092%		01/15/33	$1,280,044
Ares LXIV CLO Ltd. Series 22-64A, Class A1(c) (3M TSFR + 1.440%)
1,925,000	6.098		04/15/35	1,876,825
Benefit Street Partners CLO V-B Ltd. Series 2018-5BA, Class A1A(c) (3M USD LIBOR + 1.090%)
2,009,000	5.898		04/20/31	1,984,446
Cathedral Lake VII Ltd. Series 2021-7RA, Class D(c) (3M USD LIBOR + 4.280%)
500,000	9.072		01/15/32	465,549

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – (continued)

Collateralized Loan Obligations – (continued)
CBAM Ltd. Series 2017-2A, Class AR(c) (3M USD LIBOR + 1.190%)
$2,000,000	5.982%	07/17/34 $ 1,939,372
Dryden 68 CLO, Ltd. Series 19-68A, Class AR(c) (3M USD LIBOR + 1.170%)
2,200,000	5.962	07/15/35	2,137,410
Halseypoint CLO 5 Ltd. Series 2021-5A, Class A1A(c) (3M USD LIBOR + 1.210%)
1,300,000	6.012	01/30/35	1,265,364
Logan CLO I Ltd. Series 2021-1A, Class A(c) (3M USD LIBOR + 1.160%)
1,900,000	5.968	07/20/34	1,859,127
MidOcean Credit CLO Series 2018-8X, Class A2 (3M USD LIBOR + 1.300%)
500,000	6.215	02/20/31	477,037
Mountain View CLO LLC Series 2016-1A, Class AR(c) (3M USD LIBOR + 1.360%)
1,200,000	6.152	04/14/33 1,169,742
Neuberger Berman Loan Advisers CLO 44, Ltd. Series 2021-44A, Class D (c) (3M USD LIBOR + 2.850%)
550,000	7.642	10/16/34	514,474
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-45A, Class A (c) (3M USD LIBOR + 1.130%)
460,000	5.922	10/14/35	448,515
Pikes Peak CLO 3 Series 2019-3A, Class ARR(c) (3M USD LIBOR + 1.200%)
900,000	6.018	10/25/34	874,455
TCW CLO Ltd. Series 2023-1A, Class A1N (c) (3M TSFR + 2.070%)
1,800,000	6.861	04/28/36	1,798,000

			18,090,360

Home Equity – 0.4%
Citigroup Mortgage Loan Trust, Inc. Series 2005-HE4, Class M2 (1M USD LIBOR + 0.675%)
261,905	5.520	10/25/35	250,782
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
412	5.465	01/25/32	407
Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
256	5.445	11/25/32	223
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
524,391	5.075	04/25/37	494,447
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.440%)
2,454,972	5.285	04/25/37	628,364
Soundview Home Loan Trust Series 2007-NS1, Class A3 (1M USD LIBOR + 0.200%)
80,766	5.045	01/25/37	80,052

			1,454,275

48                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – (continued)
Student Loan – 1.2%
AccessLex Institute Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
$330,344	5.344%	09/26/33	$317,092
Navient Student Loan Trust Series 2017-2A, Class A(c) (1M USD LIBOR + 1.050%)
2,725,631	5.895	12/27/66	2,645,706
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
745,957	5.995	09/25/65	734,073
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
104,551	4.958	10/25/28	104,387
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
169,219	6.468	07/25/22	168,746
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
483,560	6.518	07/25/23	482,113

			4,452,117

TOTAL ASSET-BACKED SECURITIES (Cost $24,653,757)			$23,996,752

Agency Debentures – 2.3%

Sovereign – 2.3%
Federal Farm Credit Banks Funding Corp.
$1,650,000	2.850%	03/28/34	$1,433,768
3,280,000	2.900	04/12/32	2,936,715
1,700,000	3.500	09/01/32	1,597,643
3,120,000	1.700	04/23/35	2,239,380

TOTAL AGENCY DEBENTURES (Cost $9,594,386)			$8,207,506

Municipal Debt Obligations – 1.1%

California(f) – 0.3%
California State GO Bonds Build America Taxable Series 2009
$210,000	7.550%		04/01/39	$271,865
East Bay Municipal Utility Disrtict Water System RB Build America Sub Series 2010
900,000	5.874		06/01/40	1,011,784

				1,283,649

Illinois – 0.4%
Illinois State GO Bonds Build America Series 2010
784,011	7.350	(f)	07/01/35	$856,873
Illinois State GO Bonds Taxable-Pension Series 2003
530,000	5.100		06/01/33	528,710

				1,385,583

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)

New York(f) – 0.3%
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B
$800,000	5.175%	11/15/49 $	726,845
Port Authority of New York & New Jersey Consolidated Bonds - 192 Series 2015
375,000	4.810	10/15/65	372,517

			1,099,362

Ohio(f) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
240,000	6.270	02/15/50	268,058

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $4,086,891)			$4,036,652

Sovereign Debt Obligations – 0.7%

Euro – 0.1%
Republic of Ivory Coast
EUR	120,000	4.875%		01/30/32	$98,906
	130,000	6.625		03/22/48	97,632
Republic of Romania
	10,000	2.875		03/11/29	9,214
	190,000	3.624	(c)	05/26/30	174,116
	70,000	2.000	(c)	01/28/32	53,710
	70,000	3.375		01/28/50	45,549
	80,000	3.375	(c)	01/28/50	52,056

					531,183

United States Dollar – 0.6%
Hungary Government International Bond
	$400,000	6.125		05/22/28	409,500
Israel Government AID Bond(h)
	40,000	5.500		09/18/33	44,251
Korea Hydro & Nuclear Power Co., Ltd.(c)
	220,000	4.250		07/27/27	216,810
Republic of Ecuador(c)(i)
	41,572	0.000		07/31/30	12,324
Republic of Indonesia
	200,000	3.850		10/15/30	190,350
Republic of Ivory Coast
	200,000	6.125		06/15/33	173,000
Republic of Panama(f)
	200,000	4.500		01/19/63	144,037
Republic of Peru(f)
	20,000	2.780		12/01/60	11,885
	100,000	3.230		07/28/21	59,519
Republic of Romania(c)
	20,000	3.000		02/27/27	18,125
Republic of Romania(c)
	130,000	3.000		02/14/31	106,763
Republic of Romania(c)
	230,000	4.000		02/14/51	159,677

The accompanying notes are an integral part of these financial statements.                49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
United Mexican States(f)
$221,000	3.500%		02/12/34	$187,850
624,000	3.771		05/24/61	420,342

				2,154,433

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $3,405,548)				$2,685,616

U.S. Treasury Obligations – 4.6%

United States Treasury Bonds
$15,080,000	4.375	%(j)	05/15/41	$16,401,856

160,000	3.625		02/15/44	154,700

TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,096,704)				$16,556,556

Shares	Description			Value

Exchange Traded Funds – 0.8%

37,398 Vanguard Intermediate-Term Corporate Bond ETF				$3,000,068
(Cost$2,959,023)

Shares	Dividend Rate			Value

Investment Company(k) –1.7%

Goldman Sachs Financial Square Government Fund - Institutional Shares
6,334,996	4.725%			$6,334,996
(Cost $ 6,334,996)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 109.8% (Cost $ 418,486,072)				$398,900,438

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments(b) –0.8%

Certificates of Deposit – 0.8%
Banco Santander SA (SOFR + 0.490%)
$1,000,000	5.320%		02/09/24	$998,642

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b) – (continued)

Certificates of Deposit – (continued)
Macquarie Bank Ltd.(c) (SOFR + 0.450%)
$1,700,000	5.290%	04/06/23	$1,700,110

TOTAL SHORT-TERM INVESTMENTS (Cost $2,700,009)			$2,698,752

TOTAL INVESTMENTS – 110.6% (Cost $421,186,081)			$401,599,190

LIABILITIES IN EXCESS OF OTHER
ASSETS – (10.6)%			(38,434,212)

NET ASSETS – 100.0%			$363,164,978

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.
(e)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $41,414,040 which represents approximately 11.4% of net assets as of March 31, 2023.

(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Security is currently in default and/or non-income producing.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $44,251, which represents approximately 0% of the Fund’s net assets as of March 31, 2023
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions. Represents an Affiliated Issuer.
(k)	Represents an Affiliated Issuer.

50                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	5,304,215	USD	3,524,412	04/03/23	$21,575
	AUD	2,204,725	USD	1,459,398	04/11/23	14,933
	AUD	1,744,049	USD	1,149,154	04/14/23	17,241
	AUD	328,157	USD	219,035	04/28/23	540
	AUD	5,133,391	USD	3,400,929	06/06/23	38,938
	AUD	1,306,640	USD	870,163	06/21/23	5,906
	BRL	21,157,203	USD	4,122,970	04/04/23	49,046
	BRL	258,930	USD	49,780	04/10/23	1,230
	BRL	4,852,181	USD	912,236	04/28/23	40,587
	BRL	706,300	USD	138,517	05/03/23	45
	CAD	1,918,331	USD	1,412,058	06/01/23	8,789
	CAD	5,227,917	USD	3,839,815	06/21/23	33,648
	CHF	920,700	EUR	924,895	04/24/23	4,490
	CHF	2,368,592	EUR	2,388,455	06/21/23	9,541
	CHF	2,046,178	USD	2,192,818	04/03/23	44,281
	CHF	940,779	USD	1,032,749	06/16/23	4,128
	CHF	545,721	USD	596,308	06/21/23	5,475
	CLP	552,235,295	USD	684,135	04/03/23	10,297
	CNH	6,569,009	USD	960,748	06/21/23	1,459
	CZK	4,382,171	EUR	183,800	04/11/23	2,930
	CZK	96,564,805	EUR	4,069,077	04/24/23	37,806
	EUR	300,761	AUD	480,374	06/21/23	5,620
	EUR	67,429	SEK	754,869	04/11/23	395
	EUR	2,571,957	SEK	28,768,412	04/24/23	17,469
	EUR	1,484,813	SEK	16,651,475	06/21/23	6,563
	EUR	9,930,430	USD	10,603,100	04/03/23	168,209
	EUR	336,214	USD	363,184	04/11/23	1,661
	EUR	4,545,222	USD	4,841,950	04/13/23	90,891
	EUR	630,020	USD	676,837	04/21/23	7,221
	EUR	452,195	USD	488,351	04/27/23	2,796
	EUR	4,523,354	USD	4,854,517	06/21/23	73,969
	GBP	673,327	USD	804,279	04/06/23	26,438
	GBP	782,512	USD	962,490	04/13/23	3,077
	GBP	364,770	USD	447,366	04/21/23	2,811
	GBP	136,829	USD	167,068	04/28/23	1,822
	GBP	951,138	USD	1,159,606	05/16/23	14,845
	GBP	569,158	USD	684,355	06/21/23	18,892
	ILS	2,940,872	USD	813,863	04/10/23	4,105
	JPY	109,885,411	USD	824,718	04/18/23	5,261
	JPY	140,840,276	USD	1,039,268	04/20/23	24,879
	JPY	60,882,296	USD	456,094	04/27/23	4,463
	JPY	164,686,405	USD	1,244,123	06/07/23	8,731
	JPY	36,465,648	USD	276,833	06/20/23	1,119
	JPY	418,905,086	USD	3,154,116	06/21/23	39,380
	KRW	6,324,368,158	USD	4,831,501	04/03/23	19,776
	KRW	357,088,983	USD	273,688	04/28/23	95
	MXN	16,119,741	USD	878,691	06/21/23	1,576
	NOK	19,306,238	USD	1,808,239	04/11/23	36,697
	NOK	4,121,564	USD	391,624	04/24/23	2,480
	NOK	14,803,100	USD	1,412,676	06/20/23	6,421
	NZD	5,106,242	AUD	4,765,325	04/24/23	4,954
	NZD	2,271,246	AUD	2,098,080	06/21/23	13,442

The accompanying notes are an integral part of these financial statements.                51

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	NZD	1,151,468	USD	703,892	04/11/23	$16,152
	NZD	974,382	USD	596,614	04/13/23	12,693
	NZD	3,329,956	USD	2,063,246	04/17/23	19,065
	NZD	98,305	USD	59,661	04/27/23	1,811
	NZD	1,854,427	USD	1,144,231	06/21/23	15,295
	SEK	10,239,300	EUR	907,617	04/24/23	2,251
	SEK	11,109,021	EUR	981,539	06/21/23	5,486
	SEK	3,778,075	USD	356,482	04/06/23	7,653
	SEK	15,098,220	USD	1,405,401	04/14/23	50,442
	SEK	3,938,390	USD	375,573	04/20/23	4,314
	SEK	1,341,053	USD	128,036	04/24/23	1,348
	SEK	61,191,002	USD	5,853,853	05/26/23	59,832
	SEK	8,315,376	USD	801,421	06/21/23	3,195
	SGD	3,736,604	USD	2,795,305	04/24/23	14,602
	SGD	3,604,900	USD	2,684,289	06/21/23	31,789
	TWD	8,506,412	USD	278,138	04/06/23	473
	USD	1,382,049	AUD	2,043,807	04/03/23	15,719
	USD	159,247	AUD	234,538	04/11/23	2,408
	USD	601,917	AUD	894,795	04/14/23	3,491
	USD	264,156	AUD	393,218	04/27/23	1,056
	USD	717,199	AUD	1,069,490	04/28/23	1,584
	USD	99,323	CHF	90,386	04/03/23	502
	USD	699,635	CLP	552,235,295	04/03/23	5,202
	USD	1,739,365	EUR	1,600,172	04/13/23	2,730
	USD	192,942	EUR	176,962	04/27/23	736
	USD	13,680,432	EUR	12,486,762	06/26/23	71,539
	USD	122,313	GBP	99,052	04/13/23	89
	USD	319,993	GBP	258,276	06/21/23	870
	USD	555,809	ILS	1,970,478	04/10/23	7,745
	USD	379,071	ILS	1,355,117	06/21/23	981
	USD	39,272	JPY	4,870,484	04/18/23	2,485
	USD	1,364,924	JPY	173,748,301	04/20/23	52,134
	USD	515,584	JPY	66,994,789	04/27/23	8,789
	USD	29,485	JPY	3,858,154	05/31/23	165
	USD	792,091	JPY	103,237,342	06/07/23	6,711
	USD	790,953	JPY	102,818,647	06/20/23	7,238
	USD	322,067	JPY	41,651,688	06/21/23	4,539
	USD	794,423	KRW	1,033,810,861	04/03/23	1,409
	USD	62,934	KRW	81,604,654	04/27/23	372
	USD	334,685	KRW	434,702,238	04/28/23	1,395
	USD	390,781	KRW	507,342,663	06/22/23	520
	USD	109,042	NOK	1,126,865	04/11/23	1,357
	USD	136,844	NOK	1,425,044	04/28/23	556
	USD	1,002,090	NOK	10,425,608	06/21/23	2,598
	USD	1,632,719	NOK	16,987,334	06/23/23	4,022
	USD	212,426	NZD	338,496	04/11/23	756
	USD	425,176	NZD	677,718	04/17/23	1,381
	USD	369,870	NZD	589,831	04/27/23	1,034
	USD	707,549	SEK	7,292,143	06/21/23	1,944
	USD	1,986,517	SGD	2,634,761	04/24/23	5,191
	USD	612,544	TRY	12,672,000	06/21/23	34,721
	USD	1,490,813	TWD	45,455,197	04/06/23	2,016
	USD	550,487	TWD	16,749,178	04/21/23	1,200
	USD	510,839	TWD	15,514,180	05/08/23	975

52                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	511,800	TWD	15,379,590	06/12/23	$4,221
	ZAR	30,963,777	USD	1,698,025	04/11/23	39,355
	ZAR	3,558,747	USD	194,706	06/21/23	3,730

TOTAL						$1,520,810

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	2,873,074	NZD	3,089,641	04/24/23	$ (9,881)
	AUD	3,603,646	NZD	3,874,227	06/21/23	(6,302)
	AUD	1,570,785	USD	1,055,949	04/03/23	(5,844)
	AUD	198,411	USD	133,009	04/11/23	(329)
	AUD	1,002,327	USD	676,200	04/14/23	(5,858)
	AUD	738,213	USD	494,714	04/24/23	(832)
	AUD	206,443	USD	138,626	04/27/23	(497)
	AUD	3,870,280	USD	2,597,937	04/28/23	(8,261)
	AUD	1,554,103	USD	1,048,787	06/21/23	(6,801)
	CHF	2,276,651	EUR	2,312,068	04/24/23	(16,091)
	CHF	1,366,349	EUR	1,395,088	06/21/23	(13,326)
	CHF	251,103	USD	275,280	04/27/23	(37)
	CHF	2,334,092	USD	2,580,418	06/21/23	(6,546)
	CLP	552,799,125	USD	700,348	04/03/23	(5,207)
	CLP	253,399,573	USD	319,386	06/29/23	(3,760)
	EUR	292,858	AUD	477,784	06/21/23	(1,255)
	EUR	4,134,431	CHF	4,110,498	04/24/23	(14,398)
	EUR	631,072	CHF	625,875	06/21/23	(2,577)
	EUR	584,806	CNH	4,364,075	06/21/23	(2,051)
	EUR	4,004,063	CZK	95,572,342	04/24/23	(62,602)
	EUR	707,630	CZK	16,903,573	06/21/23	(6,865)
	EUR	618,843	JPY	88,744,699	06/21/23	(2,270)
	EUR	214,320	SEK	2,417,165	04/24/23	(465)
	EUR	534,286	SEK	6,035,907	06/21/23	(1,911)
	EUR	413,205	USD	451,844	04/03/23	(3,649)
	EUR	843,364	USD	919,257	04/13/23	(3,970)
	EUR	97,328	USD	106,240	04/27/23	(529)
	EUR	615,337	USD	673,302	06/21/23	(2,853)
	EUR	10,427,107	USD	11,418,808	06/26/23	(54,663)
	GBP	70,634	USD	87,491	04/28/23	(307)
	GBP	453,148	USD	560,855	06/21/23	(948)
	HUF	120,658,271	EUR	308,344	06/21/23	(332)
	ILS	961,712	USD	267,979	04/10/23	(491)
	ILS	1,355,116	USD	378,334	06/21/23	(244)
	JPY	88,121,185	EUR	618,611	06/21/23	(2,231)
	JPY	23,073,370	USD	174,666	04/06/23	(740)
	JPY	33,184,292	USD	259,163	04/20/23	(8,432)
	JPY	46,414,110	USD	356,943	04/27/23	(5,834)
	JPY	17,929,205	USD	137,598	05/31/23	(1,344)
	JPY	61,006,361	USD	468,639	06/20/23	(3,630)
	JPY	41,857,810	USD	322,067	06/21/23	(2,967)
	KRW	621,734,982	USD	477,964	04/03/23	(1,045)
	KRW	368,355,083	USD	282,564	04/20/23	(289)

The accompanying notes are an integral part of these financial statements.                53

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	KRW	90,565,508	USD	70,771	04/27/23	$(1,338)
	KRW	441,258,215	USD	340,155	04/28/23	(1,839)
	KRW	413,295,119	USD	320,190	06/21/23	(2,292)
	NOK	2,075,013	USD	199,120	04/11/23	(827)
	NOK	8,049,794	USD	772,552	04/13/23	(3,229)
	NOK	2,837,777	USD	274,136	04/24/23	(2,789)
	NOK	714,942	USD	68,422	04/28/23	(47)
	NOK	1,332,963	USD	128,635	06/21/23	(845)
	NOK	15,072,351	USD	1,448,663	06/23/23	(3,569)
	NZD	520,064	EUR	301,914	06/21/23	(3,772)
	NZD	487,494	USD	305,699	04/17/23	(856)
	NZD	629,153	USD	393,733	04/27/23	(307)
	NZD	483,263	USD	303,173	06/21/23	(1,001)
	SEK	15,413,212	EUR	1,381,624	04/24/23	(13,322)
	SEK	9,369,657	EUR	836,362	06/21/23	(4,641)
	SEK	4,925,317	USD	475,417	04/13/23	(521)
	SEK	6,597,835	USD	639,123	04/24/23	(2,567)
	SEK	4,817,218	USD	466,097	04/28/23	(1,229)
	SGD	1,720,029	USD	1,298,505	04/24/23	(5,053)
	TRY	13,228,094	USD	653,563	06/21/23	(50,383)
	TWD	46,061,734	USD	1,511,195	04/06/23	(2,536)
	TWD	16,981,356	USD	560,857	04/21/23	(3,955)
	TWD	29,314,990	USD	969,091	06/12/23	(1,596)
	USD	3,195,830	AUD	4,846,914	04/03/23	(44,441)
	USD	626,521	AUD	941,816	04/11/23	(3,285)
	USD	534,361	AUD	801,862	04/14/23	(1,913)
	USD	2,753,212	AUD	4,124,953	04/28/23	(6,870)
	USD	2,887,001	AUD	4,365,433	06/06/23	(38,260)
	USD	2,303,557	AUD	3,466,007	06/21/23	(20,313)
	USD	4,112,152	BRL	21,157,203	04/04/23	(59,863)
	USD	961,747	BRL	5,100,143	04/10/23	(43,003)
	USD	105,707	BRL	554,723	04/28/23	(3,224)
	USD	193,153	BRL	1,017,007	05/03/23	(6,364)
	USD	1,857,472	CAD	2,522,758	06/01/23	(11,054)
	USD	4,019,158	CAD	5,475,993	06/21/23	(38,112)
	USD	2,107,026	CHF	1,954,402	04/03/23	(29,735)
	USD	834,407	CHF	764,789	04/27/23	(3,906)
	USD	1,112,049	CHF	1,013,016	06/16/23	(4,445)
	USD	1,808,850	CHF	1,666,140	06/21/23	(28,450)
	USD	655,078	CLP	552,799,125	04/03/23	(40,063)
	USD	367,111	CLP	299,479,376	06/29/23	(5,912)
	USD	1,598,143	CNH	10,924,731	06/21/23	(2,073)
	USD	524,536	CZK	11,806,384	06/21/23	(18,775)
	USD	12,559,055	EUR	11,786,287	04/03/23	(225,258)
	USD	5,039,054	EUR	4,711,552	04/13/23	(74,300)
	USD	674,199	EUR	623,875	04/27/23	(3,416)
	USD	1,984,533	EUR	1,856,512	06/21/23	(38,255)
	USD	1,027,409	GBP	851,568	04/06/23	(23,213)
	USD	525,185	GBP	431,729	04/21/23	(7,627)
	USD	550,612	GBP	449,524	04/28/23	(4,244)
	USD	1,128,004	GBP	931,088	05/16/23	(21,689)
	USD	1,998,004	GBP	1,682,587	06/21/23	(80,988)
	USD	337,924	HUF	125,589,099	06/21/23	(11,421)
	USD	424,425	ILS	1,536,242	04/10/23	(2,862)

54                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	1,065,463	JPY	142,151,870	04/06/23	$(6,074)
	USD	709,102	JPY	94,559,307	04/27/23	(6,211)
	USD	538,944	JPY	71,340,828	06/07/23	(3,782)
	USD	4,519,240	KRW	5,912,292,279	04/03/23	(15,943)
	USD	276,684	KRW	362,008,412	04/20/23	(727)
	USD	962,824	MXN	18,263,096	06/21/23	(34,487)
	USD	2,267,072	NOK	24,060,757	04/11/23	(32,213)
	USD	685,341	NOK	7,235,861	04/24/23	(6,551)
	USD	2,297,685	NOK	24,350,526	06/20/23	(36,675)
	USD	749,266	NOK	7,901,632	06/21/23	(8,256)
	USD	722,170	NZD	1,170,282	04/11/23	(9,638)
	USD	282,217	NZD	457,363	04/13/23	(3,784)
	USD	2,202,526	NZD	3,544,133	04/17/23	(13,717)
	USD	489,936	NZD	788,444	04/24/23	(3,099)
	USD	5,106,490	NZD	8,336,022	06/21/23	(105,811)
	USD	1,060,006	NZD	1,701,888	06/22/23	(4,137)
	USD	364,965	PLN	1,625,753	06/21/23	(9,762)
	USD	2,806,501	SEK	30,157,323	04/06/23	(100,093)
	USD	200,485	SEK	2,136,490	04/14/23	(5,525)
	USD	276,738	SEK	2,906,469	04/20/23	(3,613)
	USD	472,747	SEK	4,923,362	04/24/23	(2,256)
	USD	351,885	SEK	3,650,701	04/28/23	(413)
	USD	5,820,501	SEK	60,842,366	05/26/23	(59,491)
	USD	2,945,306	SEK	31,300,804	06/21/23	(83,435)
	USD	1,352,259	SGD	1,810,582	04/24/23	(9,288)
	USD	1,529,494	SGD	2,040,769	06/21/23	(8,102)
	USD	298,005	TWD	9,112,949	04/06/23	(473)
	USD	100,243	TWD	3,068,425	04/14/23	(299)
	USD	2,147,050	ZAR	39,243,814	04/11/23	(54,926)
	USD	610,071	ZAR	11,416,047	06/21/23	(26,489)
	ZAR	4,963,912	USD	278,768	04/11/23	(243)

TOTAL						$(1,945,825)

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA	4.500%	TBA - 30yr	04/20/23	$(5,000,000)	$(4,924,795)
GNMA	5.500	TBA - 30yr	04/20/23	(5,000,000)	(5,057,318)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	05/11/23	(6,000,000)	(4,963,310)
UMBS, 30 Year, Single Family	4.500	TBA - 30yr	04/13/23	(16,000,000)	(15,672,493)
UMBS, 30 Year, Single Family	3.000	TBA - 30yr	04/13/23	(2,000,000)	(1,793,438)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	04/13/23	(11,000,000)	(9,089,089)
UMBS, 30 Year, Single Family	6.000	TBA - 30yr	04/13/23	(7,000,000)	(7,143,556)

(PROCEEDS RECEIVABLE: $ (47,754,219))					$(48,643,999)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.                55

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	189	06/30/23	$39,019,641	$ 39,395
20 Year U.S. Treasury Bonds	61	06/21/23	8,000,531	118,159
5 Year U.S. Treasury Notes	243	06/30/23	26,610,398	35,379
Ultra Long U.S. Treasury Bonds	145	06/21/23	20,463,125	610,853

Total				$ 803,786

Short position contracts:
10 Year German Euro-Bund	(5)	06/08/23	(736,592)	17,670
10 Year U.K. Long Gilt	(10)	06/28/23	(1,274,925)	3,919
10 Year U.S. Treasury Notes	(155)	06/21/23	(18,347,703)	(341,881)
2 Year German Euro-Schatz	(24)	06/08/23	(2,751,029)	(27,620)
30 Day Federal Funds	(34)	09/29/23	(13,492,704)	10,037
30 Year German Euro-Buxl	(1)	06/08/23	(152,763)	8,349
5 Year German Euro-Bobl	(31)	06/08/23	(3,963,066)	8,292

Total				$ (321,234)

TOTAL FUTURES CONTRACTS				$ 482,552

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12.300%(b)	12M BID Average(b)	01/02/24	BRL	140	$ 100	$ (34)	$ 134
1M BID Average(b)	13.950%(b)	01/02/24		2,500	2,660	(8,562)	11,222
11.814(b)	1M BID Average(b)	01/02/24		2	4	1	3
12M BID Average(b)	12.060(b)	01/02/25		3,000	(4,670)	(5,445)	775
12M BID Average(b)	12.063(b)	01/02/25		5,320	513	—	513
13.300(b)	1M BID Average(b)	01/02/25		3,370	(10,647)	(22)	(10,625)
12M GBP(c)	4.000	03/07/25	GBP	24,600	(2,580)	(105,416)	102,836
4.000(c)	12M LIBOR	03/11/25		$32,620	(177,006)	118,278	(295,284)
12M EURO(d)	3.500(d)	03/13/25	EUR	2,490	13,884	(8,613)	22,497
12M LIBOR(d)	4.540(d)	03/15/25		$3,690	34,126	36,865	(2,739)
Mexico Interbank TIIE 28 Days(b)	10.500(b)	06/18/25	MXN	22,065	19,543	7,201	12,342
2.250(d)	12M EURO(d)	06/21/25	EUR	10,620	197,446	191,314	6,132
12M LIBOR(d)	3.500(d)	06/21/25		$1,620	(10,491)	(4,100)	(6,391)
12M LIBOR(d)	3.750(d)	06/21/25		6,990	(12,138)	14,779	(26,917)
3.750(e)	3M AUDOR(e)	06/21/25	AUD	12,770	(57,816)	36,863	(94,679)
2.750(e)	3M CNRR(e)	06/21/25	CNY	18,830	(11,990)	(2,811)	(9,179)
3.250(e)	3M HIBOR(e)	06/21/25	HKD	12,840	16,117	1,974	14,143
3M STIBOR(e)	4.000(d)	06/21/25	SEK	44,560	45,293	11,921	33,372
3M NZDOR(e)	5.250(f)	06/21/25	NZD	15,160	56,792	(2,902)	59,694
1M BID Average(b)	11.230(b)	01/04/27	BRL	1,610	(7,564)	(12,837)	5,273
12M BID Average(b)	13.030(b)	01/04/27		930	4,325	—	4,325
3.714(d)	12M LIBOR(d)	09/30/27		$3,960	(58,169)	(51,401)	(6,768)
12M LIBOR(d)	3.350(d)	10/06/27		61,670	567,815	27,937	539,878

56                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(f)	3.500%(d)	04/13/28	EUR	3,220	$ 73,189	$ 32,852	$ 40,337

2.250%(d)	12M EURO(d)	06/21/28		2,300	60,107	102,409	(42,302)

0.250(d)	12M JYOR(d)	06/21/28	JPY	5,300,300	206,259	426,282	(220,023)

12M CHFOR(d)	2.000(d)	06/21/28	CHF	3,850	18,054	17,902	152

12M LIBOR(d)	3.250(d)	06/21/28	$	2,540	(1,301)	(28,101)	26,800

3M KWCDC(e)	3.500(e)	06/21/28	KRW	1,742,770	23,306	(12,546)	35,852

12M GBP(d)	3.500(d)	06/21/28	GBP	5,800	(65,439)	(144,935)	79,496

3M STIBOR(e)	3.500(d)	06/21/28	SEK	7,670	17,676	4,886	12,790

3.500(f)	3M CDOR(f)	06/21/28	CAD	1,820	(13,915)	19,733	(33,648)

3.000(e)	3M CNRR(e)	06/21/28	CNY	2,230	(2,357)	40	(2,397)

3M NZDOR(e)	4.750(f)	06/21/28	NZD	4,580	48,432	(10,420)	58,852

2.500(d)	6M EURO(f)	06/21/28	EUR	4,180	107,406	142,863	(35,457)

3.750(d)	6M NIBOR(f)	06/21/28	NOK	25,540	(63,964)	(29,657)	(34,307)

2.350(d)	6M EURO(f)	07/04/29	EUR	960	22,325	(13,145)	35,470

2.680(d)	12M SOFR(d)	07/28/32	$	2,090	22,731	39,477	(16,746)

6M EURO(f)	2.500(d)	12/20/32	EUR	5,130	(76,179)	(74,245)	(1,934)

1.000(d)	12M JYOR(d)	03/27/33	JPY	143,780	(1,007)	(2,912)	1,905

0.500(d)	12M JYOR(d)	06/21/33		1,488,670	189,627	350,018	(160,391)

12M CHFOR(d)	2.000(d)	06/21/33	CHF	10,020	63,398	(39,154)	102,552

12M LIBOR(d)	3.000(d)	06/21/33	$	15,630	(185,514)	(537,181)	351,667

12M GBP(d)	3.250(d)	06/21/33	GBP	1,000	(14,008)	(44,440)	30,432

3M KWCDC(e)	3.500(e)	06/21/33	KRW	401,820	10,997	924	10,073

6M NIBOR(f)	3.500(d)	06/21/33	NOK	30,560	100,795	65,399	35,396

3.500(f)	3M CDOR(f)	06/21/33	CAD	13,200	(188,039)	8,061	(196,100)

4.750(f)	3M NZDOR(e)	06/21/33	NZD	3,210	(77,202)	(61,748)	(15,454)

3.250(d)	3M STIBOR(e)	06/21/33	SEK	96,090	(329,392)	(271,751)	(57,641)

6M AUDOR(f)	4.250(f)	06/21/33	AUD	17,940	406,576	(51,307)	457,883

6M WIBOR(f)	6.000(d)	06/21/33	PLN	3,200	33,306	9,668	23,638

2.500(d)	6M EURO(f)	06/21/33	EUR	12,400	516,316	620,865	(104,549)

3M JIBAR(e)	9.250(e)	06/21/33	ZAR	8,300	4,077	(3,529)	7,606

3.240(d)	12M SOFR(d)	10/06/35	$	14,140	(281,265)	81,008	(362,273)

6M EURO(f)	2.855(d)	07/04/37	EUR	3,510	(21,147)	(146,893)	125,746

12M LIBOR(d)	2.910(d)	07/28/37	$	5,170	(48,953)	(76,070)	27,117

6M EURO(f)	2.152(d)	08/09/37	EUR	3,660	(120,220)	(54,564)	(65,656)

12M LIBOR(d)	2.720(d)	08/11/37	$	8,300	(132,800)	(313,794)	180,994

12M JYOR(d)	1.500(d)	03/28/38	JPY	151,830	10,697	6,623	4,074

1.451(d)	6M EURO(f)	08/10/42	EUR	8,310	255,722	65,283	190,439

2.500(d)	6M EURO(f)	12/20/42		3,080	37,517	16,696	20,821

2.080(d)	12M SOFR(d)	07/28/47	$	3,930	40,635	32,242	8,393

6M EURO(f)	1.051(d)	08/11/47	EUR	4,600	(94,297)	(14,144)	(80,153)

1.560(d)	6M EURO(f)	07/06/52		2,690	81,300	(88,963)	170,263

2.170(d)	12M SOFR(d)	08/11/52	$	4,020	135,058	202,863	(67,805)

TOTAL					$1,374,054	$ 471,585	$902,469

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.
(b)	Payments made at monthly.
(c)	Payments made at maturity.
(d)	Payments made annually.
(e)	Payments made quarterly.
(f)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.                57

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.IG Index 34	1.000%	0.552%	06/20/25	$6,950	$68,136	$69,110	$(974)
CDX.NA.IG Index 39	1.000	0.726	12/20/27	28,325	340,095	196,855	143,240
General Electric Co. 6.750%, 03/15/32	1.000	0.591	06/20/26	1,525	19,325	13,387	5,938
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.927	06/20/27	825	2,598	2,567	31
Republic of Chile, 3.240%, 02/06/28	1.000	1.031	06/20/28	580	(641)	(1,219)	578
Republic of Indonesia, 4.125%, 01/15/25	1.000	0.936	06/20/28	1,250	4,150	(957)	5,107
Republic of Panama, 8.875%, 09/30/27	1.000	1.065	12/20/27	520	(1,286)	(6,736)	5,450
Republic of Peru, 8.750%, 11/21/33	1.000	1.091	06/20/28	500	(1,976)	(6,168)	4,192
The Boeing Co., 2.600%, 10/30/25	1.000	0.488	06/20/24	500	3,222	2,651	571
United Mexican States, 4.150%, 03/28/27	1.000	1.172	06/20/28	1,300	(10,064)	(12,114)	2,050

TOTAL					$423,559	$257,376	$166,183

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	3,900,000	$3,900,000	$18,450	$130,650	$(112,200)
1Y IRS	Citibank NA	1.977	12/01/2023	3,670,000	3,670,000	26,097	83,482	(57,385)
1Y IRS	Deutsche Bank AG (London)	2.700	04/28/2023	3,530,000	3,530,000	5,368	131,083	(125,715)
1Y IRS	MS & Co. Int. PLC	2.518	10/27/2023	3,710,000	3,710,000	57,227	98,534	(41,307)

				14,810,000	$14,810,000	$107,142	$443,749	$(336,607)

Puts
1Y IRS	Barclays Bank PLC	3.589	02/12/2024	10,180,000	10,180,000	32,711	21,974	10,737
3M IRS	Citibank NA	3.760	04/11/2023	6,490,000	6,490,000	757	5,683	(4,926)
3M IRS	Citibank NA	3.660	04/11/2023	6,490,000	6,490,000	756	7,357	(6,601)
1Y IRS	Deutsche Bank AG (London)	3.000	05/05/2023	3,500,000	3,500,000	74,995	122,443	(47,448)
1Y IRS	Deutsche Bank AG (London)	2.960	09/05/2023	3,970,000	3,970,000	123,747	154,552	(30,805)
1Y IRS	JPMorgan Securities, Inc.	2.800	08/23/2023	3,970,000	3,970,000	155,857	143,335	12,522

				34,600,000	$34,600,000	$388,823	$455,344	$(66,521)

Total purchased option contracts				49,410,000	$49,410,000	$495,965	$899,093	$(403,128)

58                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts Calls
1M IRS	Citibank NA	3.237%	04/06/2023	(1,690,000)	$(1,690,000)	$(45,651)	$(20,400)	$(25,251)
1M IRS	Citibank NA	3.130	04/17/2023	(2,280,000)	(2,280,000)	(16,519)	(36,394)	19,875
1Y IRS	Citibank NA	1.750	07/28/2023	(3,900,000)	(3,900,000)	(3,701)	(48,750)	45,049
1Y IRS	Citibank NA	2.075	07/28/2023	(3,900,000)	(3,900,000)	(8,378)	(81,900)	73,522
1Y IRS	Citibank NA	1.484	12/01/2023	(1,480,000)	(1,480,000)	(17,813)	(83,532)	65,719
1M IRS	Deutsche Bank AG (London)	3.698	04/03/2023	(2,280,000)	(2,280,000)	(98,918)	(26,391)	(72,527)
1M IRS	Deutsche Bank AG (London)	3.620	04/10/2023	(2,280,000)	(2,280,000)	(84,682)	(28,272)	(56,410)
1M IRS	Deutsche Bank AG (London)	3.140	04/24/2023	(2,280,000)	(2,280,000)	(21,359)	(31,641)	10,282
1Y IRS	Deutsche Bank AG (London)	2.013	04/28/2023	(3,530,000)	(3,530,000)	(149)	(49,936)	49,787
1Y IRS	Deutsche Bank AG (London)	2.356	04/28/2023	(3,530,000)	(3,530,000)	(937)	(81,147)	80,210
1M IRS	JPMorgan Securities, Inc.	2.907	04/13/2023	(1,680,000)	(1,680,000)	(10,092)	(25,282)	15,190
1M IRS	JPMorgan Securities, Inc.	2.845	04/20/2023	(1,710,000)	(1,710,000)	(10,068)	(28,239)	18,171
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(415,000,000)	(415,000,000)	(28,475)	(13,225)	(15,250)
1Y IRS	MS & Co. Int. PLC	1.945	10/27/2023	(1,560,000)	(1,560,000)	(38,108)	(98,582)	60,474
1M IRS	UBS AG (London)	2.934	04/27/2023	(1,700,000)	(1,700,000)	(18,393)	(23,860)	5,467

				(448,800,000)	$(448,800,000)	$(403,243)	$(677,551)	$274,308

Puts
1Y IRS	Barclays Bank PLC	3.338	02/12/2024	(1,190,000)	(1,190,000)	(23,933)	(21,926)	(2,007)
1M IRS	Citibank NA	3.237	04/06/2023	(1,690,000)	(1,690,000)	(703)	(20,400)	19,697
1M IRS	Citibank NA	3.130	04/17/2023	(2,280,000)	(2,280,000)	(25,925)	(36,394)	10,469
3M IRS	Citibank NA	3.536	04/11/2023	(3,290,000)	(3,290,000)	(1,303)	(7,344)	6,041
3M IRS	Citibank NA	3.661	04/11/2023	(3,290,000)	(3,290,000)	(1,303)	(5,672)	4,369
1M IRS	Deutsche Bank AG (London)	3.698	04/03/2023	(2,280,000)	(2,280,000)	—	(26,391)	26,391
1M IRS	Deutsche Bank AG (London)	3.620	04/10/2023	(2,280,000)	(2,280,000)	(60)	(28,272)	28,212
1M IRS	Deutsche Bank AG (London)	3.140	04/24/2023	(2,280,000)	(2,280,000)	(28,070)	(31,641)	3,571
1Y IRS	Deutsche Bank AG (London)	3.891	05/05/2023	(3,500,000)	(3,500,000)	(1,776)	(44,979)	43,203
1Y IRS	Deutsche Bank AG (London)	3.446	05/05/2023	(3,500,000)	(3,500,000)	(15,708)	(77,464)	61,756
1Y IRS	Deutsche Bank AG (London)	3.405	09/05/2023	(3,970,000)	(3,970,000)	(56,876)	(94,726)	37,850
1Y IRS	Deutsche Bank AG (London)	3.850	09/05/2023	(3,970,000)	(3,970,000)	(23,058)	(59,827)	36,769
1M IRS	JPMorgan Securities, Inc.	2.907	04/13/2023	(1,680,000)	(1,680,000)	(17,155)	(25,282)	8,127
1M IRS	JPMorgan Securities, Inc.	2.845	04/20/2023	(1,710,000)	(1,710,000)	(27,003)	(28,239)	1,236
1Y IRS	JPMorgan Securities, Inc.	3.660	08/23/2023	(3,970,000)	(3,970,000)	(32,232)	(54,841)	22,609
1Y IRS	JPMorgan Securities, Inc.	3.230	08/23/2023	(3,970,000)	(3,970,000)	(76,528)	(88,494)	11,966
1M IRS	UBS AG (London)	2.934	04/27/2023	(1,700,000)	(1,700,000)	(21,148)	(23,860)	2,712

				(46,550,000)	$(46,550,000)	$(352,781)	$(675,752)	$322,971

Total written option contracts				(495,350,000)	$(495,350,000)	$(756,024)	$(1,353,303)	$597,279

TOTAL				(445,940,000)	$(445,940,000)	$(260,059)	$(454,210)	$194,151

The accompanying notes are an integral part of these financial statements.                59

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Calls

Call USD/Put NOK	Barclays Bank PLC	10.712%	04/26/2023	2,586,000	$2,586,000	$17,326	$24,463	$(7,137)
Call USD/Put SEK	Barclays Bank PLC	10.710	04/04/2023	5,209,000	5,209,000	500	37,244	(36,744)
Call EUR/Put USD	BNP Paribas SA	1.101	04/20/2023	3,539,000	3,539,000	17,321	18,942	(1,621)
Call USD/Put ZAR	BNP Paribas SA	18.765	04/05/2023	5,228,000	5,228,000	491	46,496	(46,005)
Call EUR/Put USD	BofA Securities LLC	1.105	04/25/2023	4,788,000	4,788,000	12,711	24,345	(11,634)
Call USD/Put JPY	BofA Securities LLC	134.000	04/04/2023	5,124,000	5,124,000	6,323	23,903	(17,580)
Call USD/Put TWD	BofA Securities LLC	30.850	04/19/2023	5,118,000	5,118,000	14,264	22,519	(8,255)
Call USD/Put ILS	Citibank NA	3.705	04/06/2023	2,610,000	2,610,000	2,033	16,391	(14,358)
Call USD/Put KRW	Citibank NA	1,332.900	04/18/2023	2,569,000	2,569,000	9,893	17,353	(7,460)
Call USD/Put NOK	Citibank NA	10.660	04/04/2023	5,228,000	5,228,000	5,584	37,485	(31,901)
Call USD/Put NOK	Citibank NA	10.508	04/11/2023	1,280,000	1,280,000	10,917	10,682	235
Call USD/Put SEK	Citibank NA	10.424	04/11/2023	1,280,000	1,280,000	8,421	9,594	(1,173)
Call USD/Put SEK	Citibank NA	10.742	04/18/2023	2,569,000	2,569,000	5,356	22,504	(17,148)
Call USD/Put SEK	Citibank NA	10.709	04/20/2023	5,146,000	5,146,000	14,090	43,209	(29,119)
Call USD/Put KRW	Deutsche Bank AG	1,339.350	04/18/2023	1,284,000	1,284,000	3,864	7,839	(3,975)
Call USD/Put NOK	Deutsche Bank AG	10.925	04/04/2023	5,215,000	5,215,000	276	31,451	(31,175)
Call USD/Put JPY	HSBC Bank PLC	134.850	04/14/2023	2,558,000	2,558,000	11,565	11,565	—
Call USD/Put NOK	HSBC Bank PLC	10.857	04/20/2023	5,124,000	5,124,000	16,048	44,079	(28,031)
Call USD/Put JPY	JPMorgan Securities,
	Inc.	136.700	06/16/2023	771,000	771,000	5,062	4,577	485
Call USD/Put KRW	JPMorgan Securities,
	Inc.	1,303.300	04/25/2023	2,583,000	2,583,000	32,502	18,203	14,299
Call USD/Put KRW	JPMorgan Securities,
	Inc.	1,318.100	04/26/2023	2,586,000	2,586,000	21,112	18,199	2,913
Call EUR/Put USD	Morgan Stanley & Co.	1.090	04/11/2023	2,374,000	2,374,000	10,679	11,632	(953)
Call USD/Put NOK	Morgan Stanley & Co.	10.860	04/04/2023	2,616,000	2,616,000	296	20,078	(19,782)
Call USD/Put SEK	Morgan Stanley & Co.	10.593	04/26/2023	2,586,000	2,586,000	14,655	21,629	(6,974)
Call USD/Put BRL	UBS AG (London)	5.340	04/05/2023	2,614,000	2,614,000	481	23,369	(22,888)
Call USD/Put BRL	UBS AG (London)	5.386	04/26/2023	2,586,000	2,586,000	8,854	39,100	(30,246)
Call USD/Put SEK	UBS AG (London)	10.980	04/12/2023	5,232,000	5,232,000	1,345	44,420	(43,075)

				90,403,000	$90,403,000	$251,969	$651,271	$(399,302)

Puts
Put NZD/Call USD	Barclays Bank PLC	0.597	04/11/2023	4,263,000	4,263,000	720	15,637	(14,917)
Put AUD/Call USD	BNP Paribas SA	0.652	04/26/2023	7,787,000	7,787,000	19,660	34,537	(14,877)
Put GBP/Call USD	BNP Paribas SA	1.179	04/04/2023	4,338,000	4,338,000	5	28,244	(28,239)
Put GBP/Call USD	BNP Paribas SA	1.195	04/19/2023	4,226,000	4,226,000	4,296	31,458	(27,162)
Put GBP/Call USD	BNP Paribas SA	1.202	04/26/2023	4,197,000	4,197,000	9,728	31,354	(21,626)
Put NZD/Call USD	BNP Paribas SA	0.601	04/05/2023	4,251,000	4,251,000	101	18,894	(18,793)
Put USD/Call JPY	BNP Paribas SA	126.900	05/29/2023	5,109,000	5,109,000	39,733	49,353	(9,620)
Put NZD/Call USD	Deutsche Bank AG	0.609	04/13/2023	8,205,000	8,205,000	8,609	32,434	(23,825)
Put USD/Call JPY	Deutsche Bank AG	130.250	04/25/2023	5,236,000	5,236,000	38,904	45,999	(7,095)
Put AUD/Call USD	JPMorgan Securities,
	Inc.	0.645	04/05/2023	7,771,000	7,771,000	327	27,920	(27,593)
Put EUR/Call USD	JPMorgan Securities,
	Inc.	1.040	04/11/2023	3,706,000	3,706,000	177	16,371	(16,194)
Put USD/Call JPY	JPMorgan Securities,
	Inc.	125.250	04/18/2023	2,544,000	2,544,000	1,776	46,377	(44,601)
Put AUD/Call USD	Morgan Stanley & Co.	0.641	04/12/2023	7,908,000	7,908,000	2,151	34,366	(32,215)
Put AUD/Call USD	Morgan Stanley & Co.	0.659	04/25/2023	7,728,000	7,728,000	31,460	37,278	(5,818)

60                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put NZD/Call USD	Morgan Stanley & Co.	0.615%	04/25/2023	8,307,000	$8,307,000	$29,753	$37,881	$(8,128)
Put GBP/Call USD	UBS AG (London)	1.225	04/11/2023	2,086,000	2,086,000	8,530	13,048	(4,518)
Put USD/Call CHF	UBS AG (London)	0.905	04/25/2023	5,167,000	5,167,000	17,036	24,647	(7,611)

				92,829,000	$92,829,000	$212,966	$525,798	$(312,832)

Total purchased option contracts				183,232,000	$183,232,000	$464,935	$1,177,069	$(712,134)

Written option contracts Calls
Call AUD/Put NZD	Barclays Bank PLC	1.078	04/05/2023	(1,457,000)	(1,457,000)	(1,001)	(6,925)	5,924
Call EUR/Put SEK	Barclays Bank PLC	11.155	04/13/2023	(893,000)	(893,000)	(11,364)	(9,662)	(1,702)
Call USD/Put NOK	Barclays Bank PLC	10.435	04/26/2023	(1,293,000)	(1,293,000)	(20,917)	(24,283)	3,366
Call USD/Put SEK	Barclays Bank PLC	10.468	04/04/2023	(2,604,000)	(2,604,000)	(5,283)	(39,424)	34,141
Call EUR/Put CHF	BNP Paribas SA	0.982	04/13/2023	(893,000)	(893,000)	(11,020)	(6,403)	(4,617)
Call EUR/Put USD	BNP Paribas SA	1.090	04/11/2023	(2,374,000)	(2,374,000)	(17,816)	(17,706)	(110)
Call USD/Put ZAR	BNP Paribas SA	18.244	04/05/2023	(2,614,000)	(2,614,000)	(2,690)	(49,073)	46,383
Call EUR/Put USD	BofA Securities LLC	1.091	04/25/2023	(2,394,000)	(2,394,000)	(17,268)	(25,591)	8,323
Call USD/Put JPY	BofA Securities LLC	132.100	04/04/2023	(2,562,000)	(2,562,000)	(18,352)	(27,170)	8,818
Call USD/Put JPY	BofA Securities LLC	136.700	06/16/2023	(771,000)	(771,000)	(5,062)	(7,627)	2,565
Call USD/Put TWD	BofA Securities LLC	30.450	04/19/2023	(2,559,000)	(2,559,000)	(18,717)	(23,031)	4,314
Call AUD/Put NZD	Citibank NA	1.074	04/26/2023	(1,460,000)	(1,460,000)	(5,371)	(7,592)	2,221
Call EUR/Put CZK	Citibank NA	23.530	04/05/2023	(919,000)	(919,000)	(2,065)	(4,337)	2,272
Call USD/Put KRW	Citibank NA	1,303.000	04/18/2023	(1,284,000)	(1,284,000)	(14,656)	(18,407)	3,751
Call USD/Put NOK	Citibank NA	10.405	04/04/2023	(2,614,000)	(2,614,000)	(25,296)	(40,517)	15,221
Call USD/Put NOK	Citibank NA	10.860	04/04/2023	(2,616,000)	(2,616,000)	(296)	(11,464)	11,168
Call USD/Put NOK	Citibank NA	11.000	06/16/2023	(835,000)	(835,000)	(7,811)	(16,070)	8,259
Call USD/Put SEK	Citibank NA	10.487	04/18/2023	(1,284,000)	(1,284,000)	(8,628)	(22,110)	13,482
Call USD/Put SEK	Citibank NA	10.463	04/20/2023	(2,573,000)	(2,573,000)	(20,327)	(43,035)	22,708
Call USD/Put NOK	Deutsche Bank AG	10.660	04/04/2023	(5,228,000)	(5,228,000)	(5,583)	(72,575)	66,992
Call USD/Put JPY	HSBC Bank PLC	134.000	04/04/2023	(2,562,000)	(2,562,000)	(6,390)	(6,393)	3
Call USD/Put NOK	HSBC Bank PLC	10.570	04/20/2023	(2,562,000)	(2,562,000)	(23,663)	(45,886)	22,223
Call USD/Put KRW	JPMorgan Securities,
	Inc.	1,278.950	04/25/2023	(1,292,000)	(1,292,000)	(31,076)	(17,737)	(13,339)
Call USD/Put KRW	JPMorgan Securities,
	Inc.	1,292.600	04/26/2023	(1,293,000)	(1,293,000)	(22,206)	(17,762)	(4,444)
Call EUR/Put CHF	Morgan Stanley & Co.	0.991	04/05/2023	(925,000)	(925,000)	(3,517)	(6,305)	2,788
Call USD/Put SEK	Morgan Stanley & Co.	10.352	04/26/2023	(1,293,000)	(1,293,000)	(17,586)	(21,406)	3,820
Call USD/Put BRL	UBS AG (London)	5.202	04/05/2023	(1,307,000)	(1,307,000)	(1,976)	(23,722)	21,746
Call USD/Put BRL	UBS AG (London)	5.340	04/05/2023	(2,614,000)	(2,614,000)	(481)	(24,655)	24,174
Call USD/Put SEK	UBS AG (London)	10.710	04/04/2023	(5,209,000)	(5,209,000)	(500)	(83,136)	82,636
Call USD/Put SGD	UBS AG (London)	1.343	04/05/2023	(980,000)	(980,000)	(210)	(6,169)	5,959

				(59,264,000)	$(59,264,000)	$(327,128)	$(726,173)	$399,045

Puts
Put AUD/Call NZD	Barclays Bank PLC	1.078	04/05/2023	(1,457,000)	(1,457,000)	(9,001)	(6,493)	(2,508)
Put EUR/Call SEK	Barclays Bank PLC	11.155	04/13/2023	(893,000)	(893,000)	(2,330)	(8,178)	5,848
Put AUD/Call USD	BNP Paribas SA	0.666	04/26/2023	(3,893,000)	(3,893,000)	(26,051)	(36,940)	10,889
Put EUR/Call CHF	BNP Paribas SA	0.982	04/13/2023	(893,000)	(893,000)	(1,552)	(8,412)	6,860
Put GBP/Call USD	BNP Paribas SA	1.200	04/04/2023	(2,169,000)	(2,169,000)	(37)	(30,696)	30,659
Put GBP/Call USD	BNP Paribas SA	1.215	04/19/2023	(2,113,000)	(2,113,000)	(7,387)	(31,522)	24,135
Put GBP/Call USD	BNP Paribas SA	1.222	04/26/2023	(2,098,000)	(2,098,000)	(13,580)	(31,078)	17,498

The accompanying notes are an integral part of these financial statements.                61

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put USD/Call JPY	BNP Paribas SA	130.850%	05/29/2023	(2,554,000)	$(2,554,000)	$(43,341)	$(51,463)	$8,122
Put AUD/Call NZD	Citibank NA	1.074	04/26/2023	(1,460,000)	(1,460,000)	(8,722)	(7,592)	(1,130)
Put EUR/Call CZK	Citibank NA	23.530	04/05/2023	(919,000)	(919,000)	(3,761)	(4,336)	575
Put NZD/Call USD	Deutsche Bank AG	0.622	04/13/2023	(4,103,000)	(4,103,000)	(17,605)	(36,170)	18,565
Put USD/Call JPY	Deutsche Bank AG	133.750	04/25/2023	(2,618,000)	(2,618,000)	(50,313)	(47,475)	(2,838)
Put AUD/Call USD	JPMorgan Securities,
	Inc.	0.645	04/05/2023	(7,771,000)	(7,771,000)	(327)	(4,366)	4,039
Put AUD/Call USD	Morgan Stanley & Co.	0.672	04/25/2023	(3,864,000)	(3,864,000)	(36,677)	(37,422)	745
Put EUR/Call CHF	Morgan Stanley & Co.	0.991	04/05/2023	(925,000)	(925,000)	(2,502)	(6,305)	3,803
Put NZD/Call USD	Morgan Stanley & Co.	0.627	04/25/2023	(4,154,000)	(4,154,000)	(34,656)	(37,707)	3,051
Put USD/Call CHF	UBS AG (London)	0.913	04/25/2023	(2,583,000)	(2,583,000)	(21,578)	(25,442)	3,864
Put USD/Call SGD	UBS AG (London)	1.343	04/05/2023	(980,000)	(980,000)	(9,107)	(6,169)	(2,938)

				(45,447,000)	$(45,447,000)	$(288,527)	$(417,766)	$129,239

Total written option contracts				(104,711,000)	$(104,711,000)	$(615,655)	$(1,143,939)	$528,284

TOTAL				78,521,000	$78,521,000	$(150,720)	$33,130	$(183,850)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

62                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
TSFR	—Term Secured Overnight Financing Rate
UMBS	—Uniform Mortgage Backed Securities

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.                63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 45.4%

Collateralized Mortgage Obligations – 0.7%
Inverse Floaters(a) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1X 1M USD LIBOR + 37.567%)
$1,284	15.504%		02/16/32	$1,301

Sequential Fixed Rate – 0.1%
FHLMC REMIC Series 2755, Class ZA
217,591	5.000		02/15/34	222,952
FHLMC REMIC Series 4246, Class PT
93,038	6.500		02/15/36	99,301
FNMA REMIC Series 2011-52, Class GB
404,949	5.000		06/25/41	414,322
FNMA REMIC Series 2011-99, Class DB
395,364	5.000		10/25/41	403,993
FNMA REMIC Series 2012-111, Class B
67,844	7.000		10/25/42	73,667
FNMA REMIC Series 2012-153, Class B
239,869	7.000		07/25/42	264,473
OBX Trust Series 2022-NQM7, Class A1
465,474	5.110	(b)(c)	08/25/62	461,208

				1,939,916

Sequential Floating Rate(a) –0.6%
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2 (1M SOFR + 1.550%)
978,000	6.110	(a)(b)	10/25/41	951,138
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2 (1M SOFR + 1.650%)
884,000	6.210	(a)(b)	12/25/41	837,317
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2 (1M SOFR + 2.800%)
376,787	7.360	(a)(b)	10/25/50	381,261
FHLMC STACR REMIC Trust Series 2021-DNA5, Class M2 (1M SOFR + 1.650%)
555,987	6.210	(a)(b)	01/25/34	544,172
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A (1M SOFR + 1.000%)
1,681,007	5.560	(a)(b)	01/25/42	1,648,548
FHLMC STACR REMIC Trust Series 2022-DNA3, Class M1A (1M SOFR + 2.000%)
572,307	6.560	(b)	04/25/42	572,304
FHLMC STACR REMIC Trust Series 2022-HQA1, Class M1B (1M SOFR + 3.500%)
780,000	8.060	(a)(b)	03/25/42	777,887
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
48,810	5.241		01/19/36	47,577
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
62,349	5.565		10/25/34	59,097
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1
3,563,337	2.520	(a)(b)	05/25/52	2,950,028
Mill City Mortgage Loan Trust Series 2017-2, Class A3
324,173	3.147	(b)	07/25/59	305,905
Verus Securitization Trust Series 2022-INV1, Class A1
277,349	5.041	(b)(c)	08/25/67	273,117

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7
$9,559	4.198%		02/25/33	$8,865
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1
91,537	3.500	(b)	07/25/49	83,169

				9,440,385

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				11,381,602

Commercial Mortgage-Backed Securities – 1.1%
Sequential Fixed Rate – 0.4%
BANK Series 2019-BN21, Class A5
$950,000	2.851%		10/17/52	$822,596
BX Trust Series 2022, Class A
2,400,000	5.760	(b)	10/13/27	2,394,202
DOLP Trust Series 2021-NYC, Class A
4,650,000	2.956	(b)	05/10/41	3,725,097

				6,941,895

Sequential Floating Rate(a) –0.7%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
2,526,000	2.778		11/15/54	1,956,347
BBCMS Mortgage Trust Series 2022-C17, Class AS
2,000,000	4.971		09/15/55	1,888,068
BX Trust Series 2021-ARIA, Class C (1M USD LIBOR +
1.646%)
2,750,000	6.330	(a)(b)	10/15/36	2,568,051
BX Trust Series 2022-PSB, Class A (1M SOFR LIBOR +
2.451%)
1,779,413	7.278	(a)(b)	08/15/39	1,764,714
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
3,100,000	4.000	(a)	04/15/55	2,831,255

				11,008,435

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$17,950,330

Federal Agencies – 43.6%
Adjustable Rate FNMA(a) – 0.1%
(1 year CMT + 2.181%)
$1,392	3.518%		06/01/33	$1,420
(12M USD LIBOR + 1.647%)
131,245	3.897%		07/01/34	133,753
(12M USD LIBOR + 1.563%)
536,603	3.641%		09/01/34	543,624
(12M USD LIBOR + 1.748%)
287,674	3.275%		05/01/35	292,190
(12M USD LIBOR + 1.233%)
125,246	3.278%		06/01/35	125,641

				1,096,628

FHLMC – 4.1%
211	5.000%		05/01/23	210
5,215	5.500		10/01/25	5,268
7,762	7.500		12/01/30	8,331

64                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$3,889	7.500%	01/01/31	$4,171
4,754	5.000	10/01/33	4,860
909	5.000	04/01/35	929
7,240	5.000	07/01/35	7,417
41,882	5.000	12/01/35	42,806
101,879	5.000	01/01/38	104,879
197,763	5.000	01/01/39	203,697
79,396	5.000	06/01/39	81,910
7,784	4.000	06/01/40	7,629
3,891	5.000	08/01/40	4,008
1,243	4.500	11/01/40	1,249
55,711	4.000	02/01/41	54,592
3,964	5.000	06/01/41	4,078
4,257	4.000	11/01/41	4,177
1,107,893	4.500	08/01/48	1,111,188
2,972,258	2.000	04/01/52	2,455,195
3,451,333	3.000	10/01/50	3,132,091
4,943,418	2.500	02/01/51	4,285,792
13,882,279	2.000	05/01/51	11,521,231
495,758	2.000	08/01/51	410,623
655,506	2.000	09/01/51	543,246
65,068	2.000	10/01/51	53,844
32,792,755	2.000	02/01/52	27,123,796
641,151	2.000	03/01/52	529,614
94,198	2.000	04/01/52	77,811
7,683,861	6.000	11/01/52	7,965,138
8,303,846	6.000	12/01/52	8,623,308

			68,373,088

FNMA – 8.0%
8,283	8.000	02/01/31	8,627
12,018	7.000	03/01/31	12,398
23,043,190	2.000	10/01/50	19,176,865
19,072,333	3.000	10/01/50	17,331,005
6,424,095	3.000	11/01/50	5,827,370
23,022,754	2.000	11/01/50	19,152,709
76,996	2.000	08/01/51	63,804
2,045,626	2.000	09/01/51	1,696,406
3,693,155	2.000	10/01/51	3,060,424
20,677,706	2.000	01/01/52	17,083,549
29,680,350	2.000	02/01/52	24,530,047
5,892,126	5.500	09/01/52	6,039,899
9,999,196	6.000	11/01/52	10,390,982
7,410,704	6.000	12/01/52	7,654,752

			132,028,837

GNMA – 11.3%
4,384	6.000	11/15/38	4,626
38,015	5.000	07/15/40	38,905
7,767	5.000	01/15/41	7,725
2,787	4.000	02/20/41	2,753
4,434	4.000	11/20/41	4,379
737	4.000	01/20/42	728
2,355	4.000	04/20/42	2,325
1,467	4.000	10/20/42	1,449
22,465	4.000	08/20/43	22,119
2,094	4.000	03/20/44	2,061

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$2,587	4.000%	05/20/44	$2,546
179,513	4.000	11/20/44	176,692
11,806	4.000	05/20/45	11,606
1,591,176	4.000	07/20/45	1,564,183
25,136	4.000	10/20/45	24,710
4,315,779	3.500	04/20/47	4,108,893
4,557,679	3.500	12/20/47	4,339,198
125,754	4.500	02/20/48	126,034
330,571	4.500	04/20/48	330,169
882,512	4.500	05/20/48	880,613
845,575	5.000	07/20/48	859,283
1,430,102	4.500	08/20/48	1,425,238
761,523	5.000	08/20/48	773,868
6,056,048	4.500	09/20/48	6,035,448
6,144	3.500	09/20/48	5,850
947,474	5.000	10/20/48	961,354
3,058,970	5.000	11/20/48	3,103,781
5,464,142	4.500	12/20/48	5,443,848
1,697,146	5.000	12/20/48	1,720,416
3,093,028	4.500	01/20/49	3,080,574
2,721,136	5.000	01/20/49	2,758,447
2,128,596	4.000	02/20/49	2,073,196
676,877	4.500	02/20/49	674,151
543,986	4.500	03/20/49	541,796
1,906,262	4.000	03/20/49	1,856,053
966,402	5.000	03/20/49	980,559
8,858	3.500	04/20/49	8,430
2,163,126	4.000	04/20/49	2,106,152
662,041	4.000	05/20/49	644,190
21,148	3.500	08/20/49	20,059
3,472,395	3.000	08/20/49	3,193,292
2,451,450	5.000	08/20/49	2,485,447
1,323,053	3.500	09/20/49	1,254,544
819,416	4.500	10/20/49	813,300
16,742,373	3.000	10/20/49	15,387,346
634,300	3.500	12/20/49	601,284
1,860,933	3.500	02/20/50	1,764,069
6,284,010	3.000	03/20/50	5,768,582
177,333	3.500	06/20/50	167,801
410,351	3.500	07/20/50	388,826
1,159,123	4.000	01/20/51	1,120,623
2,790,074	3.500	03/20/51	2,644,471
791,459	3.000	07/20/51	722,946
4,405,758	3.000	11/20/51	4,021,618
7,188,213	3.000	12/20/51	6,561,470
7,440,629	3.000	02/20/52	6,786,794
37,547,772	4.500	09/20/52	36,977,242
1,993,846	3.500	02/20/53	1,884,826
13,000,000	2.000	TBA-30yr(d)	11,038,007
19,000,000	2.500	TBA-30yr(d)	16,723,530
1,000,000	3.000	TBA-30yr(d)	909,666
8,000,000	3.500	TBA-30yr(d)	7,500,446
8,000,000	4.000	TBA-30yr(d)	7,701,354
3,000,000	5.500	TBA-30yr(d)	3,034,391

			186,176,282

UMBS – 11.6%
133	5.500	09/01/23	133

The accompanying notes are an integral part of these financial statements.                65

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$48	5.500%	10/01/23	$48
12,180	7.000	08/01/27	12,489
489	6.500	09/01/27	497
26,452	7.000	03/01/28	27,185
1,035	6.500	05/01/28	1,065
4,377	4.500	04/01/39	4,411
3,901	4.500	05/01/39	3,923
4,504	4.500	07/01/39	4,534
17,011	4.500	08/01/39	17,113
138,965	4.500	12/01/39	139,828
8,563	4.500	04/01/41	8,595
261,506	4.500	05/01/41	262,481
43,443	4.500	08/01/41	43,814
11,325	3.000	11/01/42	10,545
309,237	3.000	12/01/42	288,477
443,939	3.000	01/01/43	414,265
64,292	3.000	02/01/43	59,994
493,051	3.000	03/01/43	458,978
864,889	3.000	04/01/43	803,741
588,652	3.000	05/01/43	547,034
61,572	3.000	06/01/43	57,218
507,331	3.000	07/01/43	471,463
306,050	5.000	05/01/44	315,479
2,913,982	4.000	12/01/44	2,852,074
1,488,472	4.500	04/01/45	1,501,083
182,488	4.500	05/01/45	183,977
432,002	4.500	06/01/45	432,952
16,104,367	3.500	07/01/45	15,225,561
9,423,152	4.000	08/01/45	9,214,121
9,753,713	4.000	01/01/46	9,518,398
61,492	4.000	03/01/46	59,949
34,708	4.000	06/01/46	33,806
10,051	4.000	08/01/46	9,790
93,040	4.000	10/01/46	90,625
128,773	4.000	06/01/47	125,514
1,640,479	4.500	07/01/47	1,638,486
438,216	4.500	11/01/47	437,684
205,579	4.000	12/01/47	200,504
775,007	4.000	01/01/48	755,878
2,184,465	4.000	02/01/48	2,129,636
52,768	4.500	02/01/48	52,522
1,568,056	4.000	03/01/48	1,527,535
87,952	4.500	05/01/48	87,460
1,195,345	4.000	06/01/48	1,165,093
15,164	4.500	06/01/48	15,080
12,469	4.500	07/01/48	12,388
1,113,542	4.000	07/01/48	1,084,717
1,855,480	4.000	08/01/48	1,805,622
9,078	4.500	08/01/48	9,019
1,012,294	4.500	09/01/48	1,010,185
3,342,318	5.000	11/01/48	3,422,227
1,843,730	4.500	11/01/48	1,829,134
1,315,324	4.500	12/01/48	1,304,273
1,580,752	4.500	01/01/49	1,567,566
1,164,351	4.500	02/01/49	1,154,741
910,141	3.000	02/01/49	833,373
4,083	4.500	03/01/49	4,048
559,857	4.500	06/01/49	555,567

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$2,205,835	4.500%	07/01/49	$2,186,378
2,179,874	3.500	07/01/49	2,060,879
1,099,603	4.500	08/01/49	1,089,957
1,405,266	3.500	08/01/49	1,328,226
6,677,648	3.000	09/01/49	6,089,194
3,137,410	5.000	10/01/49	3,171,241
1,304,396	3.000	10/01/49	1,189,449
1,846,900	3.000	12/01/49	1,675,344
157,632	4.500	01/01/50	156,424
134,244	4.500	02/01/50	133,215
24,469,583	4.500	03/01/50	24,317,301
9,726,290	4.000	03/01/50	9,444,426
2,841,794	5.000	03/01/50	2,871,772
29,048	4.500	04/01/50	28,698
1,639,681	4.500	05/01/50	1,619,364
2,816,727	2.500	09/01/50	2,464,169
8,532,987	3.000	12/01/50	7,746,369
206,949	4.500	03/01/51	204,944
18,018,743	2.500	05/01/51	15,618,265
25,824,178	2.500	09/01/51	22,388,328
505,954	4.500	10/01/51	496,887
163,287	4.500	03/01/52	159,997
5,277,852	4.500	04/01/52	5,180,721
990,193	2.000	05/01/52	817,936
1,393,412	4.500	05/01/52	1,367,366
1,924,802	5.000	07/01/52	1,946,760
4,789,601	4.500	08/01/52	4,742,995
5,750,619	5.000	08/01/52	5,816,223

			192,116,726

UMBS, 30 Year, Single Family(d) – 8.5%
8,000,000	6.500	TBA-30yr	8,255,611
68,000,000	5.000	TBA-30yr	67,806,064
4,000,000	4.000	TBA-30yr	3,825,313
19,000,000	3.500	TBA-30yr	17,646,241
51,000,000	2.500	TBA-30yr	43,957,609

			141,490,838

TOTAL FEDERAL AGENCIES			$721,282,399

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $769,596,226)			$750,614,331

Corporate Obligations – 37.3%

Aerospace & Defense(e) –0.4%
Northrop Grumman Corp.
$700,000	2.930%	01/15/25	$678,573
Raytheon Technologies Corp.
775,000	4.125	11/16/28	763,693
550,000	4.050	05/04/47	476,987
The Boeing Co.
1,575,000	3.450	11/01/28	1,456,434
300,000	3.250	02/01/35	244,692
163,000	3.375	06/15/46	115,624
100,000	3.625	03/01/48	71,569

66                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Aerospace & Defense(e) – (continued)
	$100,000	3.850%		11/01/48	$74,473
	2,725,000	5.805		05/01/50	2,739,797

					6,621,842

Agriculture(e) – 0.1%
BAT Capital Corp.
	2,000,000	2.259		03/25/28	1,717,700
	425,000	4.758		09/06/49	324,543

					2,042,243

Automotive – 0.5%
General Motors Co.
	550,000	4.000		04/01/25	535,744
	143,000	5.950	(e)	04/01/49	134,072
General Motors Financial Co., Inc.(e)
	2,425,000	4.300		07/13/25	2,369,710
	3,200,000	1.500		06/10/26	2,849,920
	300,000	5.650		01/17/29	303,804
	2,825,000	2.350		01/08/31	2,231,383

					8,424,633

Banks – 9.7%
ABN AMRO Bank NV(a)(e) (-1X 5 year EUR Swap + 4.674%)
EUR	1,600,000	4.375		09/22/25	1,557,030
Banco Santander SA
	$2,400,000	2.746		05/28/25	2,258,304
	400,000	4.250		04/11/27	377,564
	800,000	3.306		06/27/29	715,808
	800,000	2.749		12/03/30	625,592
Bank of America Corp.
	5,000,000	4.183	(e)	11/25/27	4,836,000
	350,000	6.110		01/29/37	369,156
(3M USD LIBOR + 0.990%)
	225,000	2.496	(a)(e)	02/13/31	190,681
(3M USD LIBOR + 1.190%)
	1,325,000	2.884	(a)(e)	10/22/30	1,152,299
(3M USD LIBOR + 1.370%)
	1,550,000	3.593	(a)(e)	07/21/28	1,457,201
(SOFR + 1.220%)
	245,000	2.299	(a)(e)	07/21/32	197,419
(SOFR + 1.330%)
	1,400,000	2.972	(a)(e)	02/04/33	1,179,892
(SOFR + 1.370%)
	3,150,000	1.922	(a)(e)	10/24/31	2,515,275
(SOFR + 1.530%)
	3,725,000	1.898	(a)(e)	07/23/31	2,986,370
(SOFR + 1.830%)
	3,625,000	4.571	(a)(e)	04/27/33	3,448,535
(SOFR + 2.150%)
	5,225,000	2.592	(a)(e)	04/29/31	4,425,418
(SOFR + 2.160%)
	2,470,000	5.015	(a)(e)	07/22/33	2,439,817
Barclays PLC(a)(e)
(5 year CMT + 5.431%)
	650,000	8.000		03/15/29	568,302
(5 year CMT + 5.867%)
	324,000	6.125		12/15/25	276,780

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 2.714%)
$800,000	2.852%		05/07/26	$747,560
BNP Paribas SA(b)
900,000	3.375		01/09/25	863,649
(5 year USD Swap + 4.149%)
650,000	6.625	(a)(e)	03/25/24	607,568
(SOFR + 1.004%)
1,600,000	1.323	(a)(e)	01/13/27	1,414,720
(SOFR + 2.074%)
1,325,000	2.219	(a)(e)	06/09/26	1,218,205
BPCE SA(b)
2,250,000	4.000		09/12/23	2,232,517
1,150,000	4.625		09/12/28	1,088,187
(SOFR + 1.312%)
1,650,000	2.277	(a)(e)	01/20/32	1,283,815
Citigroup, Inc.
2,500,000	4.600		03/09/26	2,452,900
3,175,000	3.400		05/01/26	3,030,633
2,450,000	4.450		09/29/27	2,376,010
(SOFR + 1.351%)
3,725,000	3.057	(a)(e)	01/25/33	3,161,072
(SOFR + 1.422%)
1,375,000	2.976	(a)(e)	11/05/30	1,205,077
(SOFR + 2.086%)
2,495,000	4.910	(a)(e)	05/24/33	2,445,300
Credit Agricole SA(b)
1,050,000	3.250		10/04/24	1,015,581
(5 year USD Swap + 4.319%)
600,000	6.875	(a)(e)	09/23/24	561,168
Credit Suisse AG
1,175,000	2.950		04/09/25	1,091,751
4,135,000	1.250		08/07/26	3,500,856
Credit Suisse Group AG
683,000	4.550		04/17/26	627,561
(3M USD LIBOR + 1.410%)
1,675,000	3.869	(a)(b)(e)	01/12/29	1,491,956
(SOFR + 1.730%)
1,545,000	3.091	(a)(b)(e)	05/14/32	1,239,770
(SOFR + 5.020%)
1,725,000	9.016	(a)(b)(e)	11/15/33	2,050,145
Deutsche Bank AG(a)(e) (SOFR + 2.159%)
1,075,000	2.222		09/18/24	1,045,588
Fifth Third Bancorp(e)
1,235,000	2.375		01/28/25	1,147,426
First-Citizens Bank & Trust Co.(a)(e) (3M TSFR + 1.715%)
1,500,000	2.969		09/27/25	1,392,510
HSBC Holdings PLC
600,000	4.950		03/31/30	588,558
(3M USD LIBOR + 1.000%)
850,000	5.915	(a)(e)	05/18/24	845,444
(3M USD LIBOR + 1.211%)
1,625,000	3.803	(a)(e)	03/11/25	1,589,802
Huntington Bancshares, Inc.(e)
1,625,000	4.000		05/15/25	1,532,944
ING Groep NV(a)(b)(e) (1 year CMT + 1.100%)
3,400,000	1.400		07/01/26	3,110,898

The accompanying notes are an integral part of these financial statements.                67

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
JPMorgan Chase & Co.(a)(e)
(3M TSFR + 3.125%)
$1,597,000	4.600%		02/01/25	$1,491,822
(3M USD LIBOR + 0.730%)
640,000	3.559		04/23/24	639,264
(3M USD LIBOR + 0.890%)
650,000	3.797		07/23/24	646,555
(3M USD LIBOR + 1.000%)
3,025,000	4.023		12/05/24	2,994,508
(3M USD LIBOR + 1.245%)
2,275,000	3.960		01/29/27	2,207,523
(3M USD LIBOR + 1.337%)
2,150,000	3.782		02/01/28	2,057,636
(3M USD LIBOR + 1.360%)
800,000	3.882		07/24/38	704,384
(SOFR + 1.260%)
3,475,000	2.963		01/25/33	2,974,496
(SOFR + 1.800%)
3,692,000	4.586		04/26/33	3,577,622
(SOFR + 2.040%)
75,000	2.522		04/22/31	64,150
(SOFR + 2.080%)
2,480,000	4.912		07/25/33	2,465,790
(SOFR + 2.515%)
675,000	2.956		05/13/31	581,283
(TSFR3M + 3.790%)
275,000	4.493		03/24/31	267,388
KeyCorp.(a)(e) (SOFR + 2.060%)
3,615,000	4.789		06/01/33	3,240,631
Kreditanstalt fuer Wiederaufbau(f)
13,520,000	3.375		08/23/24	13,328,962
M&T Bank Corp.(a)(e) (SOFR + 1.850%)
2,280,000	5.053		01/27/34	2,109,638
Macquarie Group Ltd.(a)(b)(e) (SOFR + 1.069%)
400,000	1.340		01/12/27	357,044
Morgan Stanley
1,631,000	3.950		04/23/27	1,575,579
(3M USD LIBOR + 1.628%)
325,000	4.431	(a)(e)	01/23/30	312,813
(SOFR + 0.720%)
5,100,000	0.985	(a)(e)	12/10/26	4,545,477
(SOFR + 1.034%)
2,625,000	1.794	(a)(e)	02/13/32	2,061,071
(SOFR + 1.143%)
3,900,000	2.699	(a)(e)	01/22/31	3,357,588
(SOFR + 1.152%)
1,050,000	2.720	(a)(e)	07/22/25	1,012,914
(SOFR + 1.295%)
3,205,000	5.050	(a)(e)	01/28/27	3,198,975
(SOFR + 1.360%)
3,175,000	2.484	(a)(e)	09/16/36	2,401,189
(SOFR + 2.076%)
2,470,000	4.889	(a)(e)	07/20/33	2,424,428
(SOFR + 3.120%)
1,100,000	3.622	(a)(e)	04/01/31	1,007,039
NatWest Group PLC(a)(e)
(3M USD LIBOR + 1.762%)
400,000	4.269		03/22/25	392,068

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(5 year CMT + 2.100%)
$500,000	3.754%		11/01/29	$468,910
State Street Corp.(a)(e) (SOFR + 2.650%)
100,000	3.152		03/30/31	89,223
The Bank of New York Mellon Corp.(a)(e) (SOFR + 1.755%)
315,000	4.596		07/26/30	309,503
The Toronto-Dominion Bank
2,625,000	4.456		06/08/32	2,543,100
Truist Bank(e)
1,250,000	2.250		03/11/30	1,026,000
UBS Group AG(b)
2,550,000	4.125		09/24/25	2,438,259
Wells Fargo & Co.
2,700,000	3.000		10/23/26	2,524,392
4,150,000	4.300		07/22/27	4,024,255
(SOFR + 2.100%)
5,938,000	4.897	(a)(e)	07/25/33	5,791,866
Westpac Banking Corp.(a)(e) (5 year CMT + 2.000%)
700,000	4.110		07/24/34	625,975

				160,375,934

Beverages – 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(e)
1,800,000	4.700		02/01/36	1,787,850
6,096,000	4.900		02/01/46	5,956,341
Anheuser-Busch InBev Worldwide, Inc.
2,758,000	4.750	(e)	01/23/29	2,817,242
400,000	4.950		01/15/42	395,404
1,700,000	4.600	(e)	04/15/48	1,610,291
Constellation Brands, Inc.(e)
1,375,000	4.400		11/15/25	1,356,974
50,000	3.600		02/15/28	47,576
50,000	3.150		08/01/29	45,737
1,900,000	2.250		08/01/31	1,560,641
JDE Peet’s NV(b)(e)
1,650,000	1.375		01/15/27	1,431,292
Keurig Dr Pepper, Inc.(e)
3,225,000	4.597		05/25/28	3,218,131
1,968,000	2.250		03/15/31	1,650,247
1,719,000	4.050		04/15/32	1,628,391

				23,506,117

Biotechnology(e) –0.6%
Amgen, Inc.
3,370,000	5.250		03/02/30	3,443,196
1,700,000	4.200		03/01/33	1,629,688
3,418,000	5.250		03/02/33	3,510,389
CSL Finance PLC(b)
450,000	3.850		04/27/27	439,038
Royalty Pharma PLC
1,475,000	1.200		09/02/25	1,337,913

				10,360,224

Building Materials(e) –0.2%
Carrier Global Corp.
3,375,000	2.493		02/15/27	3,130,076

68                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(e) – (continued)
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
$700,000	4.900%		12/01/32	$709,135

				3,839,211

Chemicals(e) –0.3%
DuPont de Nemours, Inc.
975,000	4.493		11/15/25	974,230
Huntsman International LLC
850,000	4.500		05/01/29	798,405
International Flavors & Fragrances, Inc.(b)
2,300,000	1.832		10/15/27	1,949,480
950,000	3.268		11/15/40	674,291
The Sherwin-Williams Co.
950,000	3.450		06/01/27	908,770

				5,305,176

Commercial Services – 0.6%
Ashtead Capital, Inc.(b)(e)
650,000	1.500		08/12/26	569,166
DP World Ltd.
100,000	6.850	(b)	07/02/37	110,800
200,000	5.625		09/25/48	191,750
Emory University(e)
4,015,000	2.143		09/01/30	3,424,338
Global Payments, Inc.(e)
875,000	2.650		02/15/25	832,746
PayPal Holdings, Inc.(e)
2,375,000	1.650		06/01/25	2,228,938
S&P Global, Inc.(e)
1,775,000	4.250		05/01/29	1,750,416
The University of Chicago
320,000	5.420		10/01/30	331,107

				9,439,261

Computers(e) –0.8%
Dell International LLC/EMC Corp.
433,000	5.450		06/15/23	432,862
607,000	5.850		07/15/25	617,009
2,326,000	6.020		06/15/26	2,387,337
451,000	5.300		10/01/29	453,841
200,000	6.200		07/15/30	210,308
540,000	8.100		07/15/36	627,755
Hewlett Packard Enterprise Co.
2,400,000	2.250		04/01/23	2,400,000
4,325,000	4.450		10/02/23	4,299,180
1,782,000	4.900		10/15/25	1,777,349

				13,205,641

Cosmetics & Personal Care – 0.4%
Haleon U.S. Capital LLC(e)
3,675,000	3.375		03/24/27	3,484,966
Kenvue, Inc.
1,925,000	4.900		03/22/33	1,988,198
1,075,000	5.200	(b)(e)	03/22/63	1,112,775

				6,585,939

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(e)
$900,000	4.875%	01/16/24	$889,461
965,000	6.500	07/15/25	969,999
5,125,000	2.450	10/29/26	4,599,585
1,725,000	3.000	10/29/28	1,504,235
700,000	3.300	01/30/32	578,116
375,000	3.400	10/29/33	303,004
Air Lease Corp.(e)
2,250,000	2.300	02/01/25	2,130,975
1,625,000	3.375	07/01/25	1,544,952
625,000	2.875	01/15/26	582,681
2,200,000	3.750	06/01/26	2,078,758
Ally Financial, Inc.(e)
975,000	1.450	10/02/23	935,834
Aviation Capital Group LLC(b)(e)
450,000	1.950	01/30/26	400,023
Avolon Holdings Funding Ltd.(b)(e)
975,000	3.950	07/01/24	948,129
2,125,000	2.875	02/15/25	1,991,571
1,050,000	4.250	04/15/26	983,483
Capital One Financial Corp.(e)
1,110,000	3.300	10/30/24	1,060,871
Nomura Holdings, Inc.
950,000	2.608	07/14/31	744,677

			22,246,354

Electrical – 1.3%
Alliant Energy Finance LLC(b)(e)
825,000	3.750	06/15/23	820,859
225,000	4.250	06/15/28	215,638
Ameren Corp.(e)
400,000	3.500	01/15/31	363,172
American Electric Power Co., Inc.(e)
850,000	2.300	03/01/30	717,035
Arizona Public Service Co.(e)
425,000	2.950	09/15/27	393,720
Avangrid, Inc.(e)
50,000	3.200	04/15/25	47,942
Berkshire Hathaway Energy Co.(e)
1,275,000	3.700	07/15/30	1,211,671
Dominion Energy, Inc.(c)
575,000	3.071	08/15/24	558,900
Duke Energy Corp.(e)
1,350,000	3.150	08/15/27	1,270,566
Entergy Corp.(e)
1,025,000	2.950	09/01/26	962,690
Exelon Corp.(e)
1,000,000	4.050	04/15/30	953,440
FirstEnergy Corp.(e)
1,125,000	2.250	09/01/30	929,182
NextEra Energy Capital Holdings, Inc.(e)
1,180,000	1.900	06/15/28	1,037,999
NRG Energy, Inc.(b)(e)
1,625,000	3.750	06/15/24	1,575,454
Ohio Power Co.(e)
675,000	2.600	04/01/30	587,108
Pacific Gas & Electric Co.(e)
850,000	2.100	08/01/27	741,158

The accompanying notes are an integral part of these financial statements.                69

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
$575,000	2.500%		02/01/31	$465,376
500,000	3.300		08/01/40	354,025
Southern California Edison Co.(e)
175,000	4.200		03/01/29	169,589
The Southern Co.(e)
1,730,000	3.250		07/01/26	1,650,437
Vistra Operations Co. LLC(b)(e)
3,350,000	3.550		07/15/24	3,235,932
Xcel Energy, Inc.(e)
2,925,000	3.350		12/01/26	2,790,976

				21,052,869

Engineering & Construction(e) – 0.1%
Mexico City Airport Trust
400,000	4.250		10/31/26	381,750
440,000	3.875	(b)	04/30/28	407,000
200,000	5.500	(b)	10/31/46	152,788
420,000	5.500		07/31/47	320,796
340,000	5.500	(b)	07/31/47	259,692

				1,522,026

Entertainment(e) – 0.7%
Warnermedia Holdings, Inc.
4,100,000	6.412		03/15/26	4,119,885
5,050,000	4.054	(b)	03/15/29	4,696,146
3,400,000	4.279	(b)	03/15/32	3,033,752

				11,849,783

Environmental – 0.3%
Republic Services, Inc.(e)
200,000	2.500		08/15/24	193,814
The Nature Conservancy
60,000	0.944		07/01/26	54,075
75,000	1.304		07/01/28	61,620
Waste Connections, Inc.(e)
832,000	4.200		01/15/33	797,406
Waste Management, Inc.(e)
1,275,000	3.150		11/15/27	1,216,019
925,000	1.150		03/15/28	788,655
2,442,000	4.150		04/15/32	2,365,272

				5,476,861

Food & Drug Retailing(e) – 0.4%
General Mills, Inc.
1,325,000	4.200		04/17/28	1,311,366
Kraft Heinz Foods Co.
4,606,000	3.750		04/01/30	4,365,198
Sysco Corp.
225,000	6.600		04/01/40	248,906
75,000	6.600		04/01/50	85,449
Tyson Foods, Inc.
1,250,000	3.900		09/28/23	1,240,138

				7,251,057

Gas(e) – 0.2%
NiSource, Inc.
2,500,000	3.490		05/15/27	2,370,275

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Gas(e) – (continued)
$325,000	3.600%		05/01/30	$300,316
The East Ohio Gas Co.(b)
525,000	1.300		06/15/25	482,412

				3,153,003

Healthcare Providers & Services – 2.0%
Adventist Health System(e)
540,000	2.952		03/01/29	480,137
Banner Health(e)
3,235,000	2.338		01/01/30	2,799,502
Baylor Scott & White Holdings(e)
1,140,000	1.777		11/15/30	923,053
Centene Corp.(e)
925,000	4.250		12/15/27	891,108
2,100,000	2.625		08/01/31	1,702,344
CommonSpirit Health(e)
2,385,000	3.910		10/01/50	1,847,487
2,655,000	6.461		11/01/52	3,046,460
DH Europe Finance II S.a.r.l.(e)
1,725,000	2.200		11/15/24	1,656,138
50,000	3.250		11/15/39	41,879
GE HealthCare Technologies, Inc.(b)(e)
1,170,000	6.377		11/22/52	1,306,867
HCA, Inc.(e)
1,590,000	3.500		09/01/30	1,416,436
Humana, Inc.(e)
800,000	5.500		03/15/53	813,056
Rush Obligated Group(e)
1,320,000	3.922		11/15/29	1,223,866
Stanford Health Care(e)
975,000	3.310		08/15/30	885,896
STERIS Irish FinCo UnLtd Co.(e)
501,000	2.700		03/15/31	419,117
Stryker Corp.(e)
475,000	3.375		11/01/25	458,090
75,000	1.950		06/15/30	63,244
Sutter Health(e)
605,000	2.294		08/15/30	507,341
UnitedHealth Group, Inc.
4,275,000	5.300	(e)	02/15/30	4,503,157
3,750,000	5.350	(e)	02/15/33	3,985,387
1,400,000	5.875	(e)	02/15/53	1,573,600
1,923,000	5.050		04/15/53	1,943,749

				32,487,914

Home Builders(e) – 0.1%
Lennar Corp.
1,235,000	4.750		11/29/27	1,221,254

Insurance – 0.2%
Arch Capital Finance LLC(e)
1,200,000	4.011		12/15/26	1,164,492
Arch Capital Group Ltd.
300,000	7.350		05/01/34	345,339
Great-West Lifeco Finance 2018 LP(b)(e)
422,000	4.047		05/17/28	406,576

70                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Willis North America, Inc.(e)
	$700,000	2.950%		09/15/29	$613,487

					2,529,894

Internet(e) – 0.8%
Amazon.com, Inc.
	500,000	4.800		12/05/34	520,040
Expedia Group, Inc.
	2,101,000	4.625		08/01/27	2,066,249
	825,000	3.800		02/15/28	781,811
	331,000	2.950		03/15/31	275,836
Meta Platforms, Inc.
	4,225,000	3.500		08/15/27	4,078,604
Netflix, Inc.(b)
	3,575,000	4.875		06/15/30	3,565,383
Prosus NV
	200,000	3.257	(b)	01/19/27	181,500
	420,000	3.680	(b)	01/21/30	355,687
	690,000	3.680		01/21/30	584,344
EUR	100,000	2.031	(b)	08/03/32	77,271
	$230,000	4.027	(b)	08/03/50	149,615
	210,000	3.832	(b)	02/08/51	132,300

					12,768,640

Investment Companies(b)(e) – 0.0%
JAB Holdings B.V.
	500,000	2.200		11/23/30	397,120

Iron/Steel – 0.1%
POSCO(b)
	260,000	5.750		01/17/28	266,450
Steel Dynamics, Inc.(e)
	490,000	2.400		06/15/25	464,025
	1,075,000	1.650		10/15/27	927,091

					1,657,566

Lodging(e) – 0.4%
Hyatt Hotels Corp.
	2,000,000	1.800		10/01/24	1,890,480
Marriott International, Inc.
	2,100,000	5.000		10/15/27	2,104,788
	2,625,000	2.850		04/15/31	2,236,815

					6,232,083

Machinery - Construction & Mining(b)(e) – 0.1%
The Weir Group PLC
	2,375,000	2.200		05/13/26	2,138,925

Machinery-Diversified(e) – 0.0%
Otis Worldwide Corp.
	625,000	2.293		04/05/27	568,838

Media – 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital(e)
	8,750,000	4.908		07/23/25	8,653,575
	6,675,000	3.750		02/15/28	6,188,860
Comcast Corp.(e)
	1,300,000	3.950		10/15/25	1,285,258

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
$1,173,000	3.300%		02/01/27	$1,132,391
1,775,000	3.300		04/01/27	1,706,396
1,550,000	3.150		02/15/28	1,471,322
1,775,000	4.150		10/15/28	1,756,078
100,000	3.750		04/01/40	85,945
275,000	4.700		10/15/48	260,761
Fox Corp.(e)
700,000	4.030		01/25/24	692,335
75,000	5.476		01/25/39	71,885
The Walt Disney Co.
1,800,000	2.200		01/13/28	1,653,066
Time Warner Cable LLC(e)
275,000	5.875		11/15/40	248,215

				25,206,087

Mining – 0.4%
Glencore Funding LLC(b)
1,300,000	4.125	(e)	03/12/24	1,285,973
1,181,000	4.625		04/29/24	1,172,792
1,850,000	1.625	(e)	04/27/26	1,672,548
2,175,000	2.625	(e)	09/23/31	1,784,761
Newcrest Finance Pty Ltd.(b)(e)
525,000	3.250		05/13/30	460,541
Teck Resources Ltd.(e)
655,000	3.900		07/15/30	601,035

				6,977,650

Miscellaneous Manufacturing – 0.4%
Eaton Corp.(e)
3,641,000	4.150		03/15/33	3,508,977
GE Capital International Funding Co.
800,000	4.418		11/15/35	774,368
General Electric Co.
950,000	6.750		03/15/32	1,078,611
700,000	5.875		01/14/38	754,383

				6,116,339

Multi-National(b)(e) – 0.1%
The African Export-Import Bank
740,000	2.634		05/17/26	659,925
830,000	3.798		05/17/31	673,171

				1,333,096

Oil Field Services – 0.2%
Aker BP ASA(b)(e)
950,000	2.000		07/15/26	856,292
Devon Energy Corp.(e)
180,000	5.600		07/15/41	172,433
Marathon Petroleum Corp.(e)
600,000	3.625		09/15/24	590,052
375,000	3.800		04/01/28	359,059
Phillips 66(e)
375,000	3.850		04/09/25	366,641
725,000	1.300		02/15/26	657,851
QatarEnergy(b)(e)
410,000	3.300		07/12/51	303,861

The accompanying notes are an integral part of these financial statements.                71

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Reliance Industries Ltd.(b)
$480,000	2.875%		01/12/32	$396,797
250,000	3.750		01/12/62	171,531

				3,874,517

Packaging(e) –0.1%
Berry Global, Inc.
1,475,000	1.570		01/15/26	1,340,038

Pharmaceuticals(e) –1.8%
AbbVie, Inc.
1,709,000	4.500		05/14/35	1,656,875
638,000	4.300		05/14/36	599,816
3,250,000	4.050		11/21/39	2,900,527
1,946,000	4.250		11/21/49	1,716,820
AmerisourceBergen Corp.
1,150,000	3.450		12/15/27	1,092,235
Bayer US Finance II LLC(b)
850,000	3.875		12/15/23	840,268
Becton Dickinson & Co.
997,000	3.363		06/06/24	978,665
CVS Health Corp.
650,000	2.625		08/15/24	631,170
7,749,000	4.780		03/25/38	7,383,247
Perrigo Finance Unlimited Co.
2,975,000	4.375		03/15/26	2,866,293
The Cigna Group
5,100,000	4.125		11/15/25	5,021,409
1,858,000	2.400		03/15/30	1,611,945
1,025,000	4.800		08/15/38	994,199
1,300,000	4.900		12/15/48	1,223,287
Zoetis, Inc.
100,000	4.450		08/20/48	90,770

				29,607,526

Pipelines – 1.4%
Abu Dhabi Crude Oil Pipeline LLC(b)
1,190,000	4.600		11/02/47	1,104,692
Enbridge, Inc.
1,547,000	5.700		03/08/33	1,609,143
2,300,000	2.500	(e)	08/01/33	1,851,224
Energy Transfer LP(e)
1,950,000	4.200		09/15/23	1,938,358
50,000	4.950		06/15/28	49,679
1,225,000	5.250		04/15/29	1,221,925
375,000	5.300		04/15/47	329,329
Enterprise Products Operating LLC(e)
85,000	3.750		02/15/25	83,637
Galaxy Pipeline Assets Bidco Ltd.
200,000	2.625	(b)	03/31/36	164,000
2,887,544	2.940		09/30/40	2,332,233
320,000	3.250	(b)	09/30/40	251,200
MPLX LP(e)
1,300,000	2.650		08/15/30	1,104,363
275,000	4.500		04/15/38	243,944
645,000	5.500		02/15/49	600,418
Plains All American Pipeline LP/PAA Finance Corp.(e)
1,100,000	3.850		10/15/23	1,088,483

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
$875,000	3.800%	09/15/30	$780,474
Sabine Pass Liquefaction LLC(e)
1,650,000	5.625	03/01/25	1,660,345
275,000	5.000	03/15/27	273,996
Targa Resources Corp.(e)
1,010,000	4.200	02/01/33	907,041
The Williams Cos., Inc.(e)
850,000	3.900	01/15/25	834,768
800,000	4.000	09/15/25	782,536
1,800,000	5.650	03/15/33	1,858,752
Western Midstream Operating LP(e)
1,125,000	3.350	02/01/25	1,075,601
475,000	3.950	06/01/25	455,440
225,000	5.450	04/01/44	196,394
165,000	5.300	03/01/48	140,832

			22,938,807

Real Estate Investment Trust(e) –1.4%
American Homes 4 Rent LP
723,000	4.900	02/15/29	696,264
American Tower Corp.
2,100,000	3.375	05/15/24	2,055,396
1,750,000	2.400	03/15/25	1,660,068
Crown Castle, Inc.
2,150,000	3.150	07/15/23	2,135,810
CubeSmart LP
600,000	4.000	11/15/25	577,548
1,095,000	2.500	02/15/32	880,588
Host Hotels & Resorts LP
1,605,000	2.900	12/15/31	1,253,136
Invitation Homes Operating Partnership LP
1,300,000	2.300	11/15/28	1,087,762
3,595,000	2.000	08/15/31	2,760,672
National Retail Properties, Inc.
790,000	3.900	06/15/24	774,879
1,150,000	4.000	11/15/25	1,113,407
Prologis LP
3,037,000	1.750	07/01/30	2,466,226
Realty Income Corp.
400,000	3.950	08/15/27	385,600
Spirit Realty LP
1,200,000	3.400	01/15/30	1,028,256
UDR, Inc.
475,000	2.100	08/01/32	365,370
Ventas Realty LP
975,000	3.500	02/01/25	938,964
WP Carey, Inc.
505,000	4.600	04/01/24	494,319
445,000	4.000	02/01/25	434,302
1,000,000	3.850	07/15/29	927,570
725,000	2.400	02/01/31	591,158

			22,627,295

Retailing(e) –1.4%
AutoNation, Inc.
1,404,000	4.500	10/01/25	1,369,883
500,000	1.950	08/01/28	415,535

72                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Retailing(e) – (continued)
$825,000	4.750%	06/01/30	$777,530
CK Hutchison International 20 Ltd.(b)
200,000	2.500	05/08/30	173,942
Dollar Tree, Inc.
975,000	4.000	05/15/25	956,270
Lowe’s Cos., Inc.
525,000	3.100	05/03/27	498,603
1,900,000	1.700	09/15/28	1,644,773
2,500,000	1.700	10/15/30	2,024,875
950,000	3.750	04/01/32	871,739
3,331,000	5.000	04/15/33	3,327,269
2,075,000	4.250	04/01/52	1,705,982
McDonald’s Corp.
1,313,000	4.600	09/09/32	1,328,283
650,000	4.200	04/01/50	571,994
Starbucks Corp.
1,850,000	3.800	08/15/25	1,823,304
1,650,000	4.000	11/15/28	1,611,852
1,330,000	3.000	02/14/32	1,179,111
The Home Depot, Inc.
625,000	3.900	12/06/28	615,613
1,700,000	4.500	09/15/32	1,711,084

			22,607,642

Savings&Loans(a)(b)(e) – 0.1%
Nationwide Building Society (3M USD LIBOR + 1.855%)
975,000	3.960	07/18/30	876,515

Semiconductors(e) – 0.9%
Broadcom, Inc.(b)
1,284,000	4.150	04/15/32	1,170,726
1,156,000	3.419	04/15/33	966,971
975,000	3.469	04/15/34	801,148
4,175,000	3.137	11/15/35	3,217,464
161,000	3.187	11/15/36	122,027
1,725,000	3.500	02/15/41	1,299,925
Intel Corp.
2,750,000	5.200	02/10/33	2,796,722
NXP B.V./NXP Funding LLC/NXP USA, Inc.
825,000	3.400	05/01/30	741,716
3,125,000	2.500	05/11/31	2,584,375
2,250,000	2.650	02/15/32	1,842,300

			15,543,374

Software(e) – 1.6%
Fiserv, Inc.
2,775,000	2.750	07/01/24	2,693,248
75,000	4.200	10/01/28	72,664
Intuit, Inc.
675,000	1.350	07/15/27	600,008
Oracle Corp.
2,000,000	4.500	05/06/28	1,976,460
1,881,000	2.950	04/01/30	1,660,641
2,550,000	4.650	05/06/30	2,483,012
5,625,000	2.875	03/25/31	4,813,537
2,211,000	4.900	02/06/33	2,165,188
350,000	3.600	04/01/40	271,212
3,700,000	6.900	11/09/52	4,147,441

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software(e) – (continued)
ServiceNow, Inc.
$3,400,000	1.400%		09/01/30	$2,740,468
Take-Two Interactive Software, Inc.
1,495,000	3.700		04/14/27	1,445,560
VMware, Inc.
700,000	1.800		08/15/28	591,136
Workday, Inc.
1,000,000	3.500		04/01/27	957,330
50,000	3.700		04/01/29	46,839
675,000	3.800		04/01/32	617,915

				27,282,659

Telecommunication Services – 2.5%
AT&T, Inc.(e)
6,439,000	2.300		06/01/27	5,899,605
325,000	1.650		02/01/28	285,392
2,375,000	2.750		06/01/31	2,044,424
1,165,000	4.900		08/15/37	1,111,259
2,355,000	4.850		03/01/39	2,208,919
1,325,000	3.500		06/01/41	1,045,849
450,000	5.150		11/15/46	434,003
1,250,000	3.650		06/01/51	946,138
450,000	3.500		09/15/53	326,777
Telefonica Emisiones SA
425,000	4.665		03/06/38	372,589
T-Mobile USA, Inc.(e)
1,320,000	3.500		04/15/25	1,283,462
1,350,000	1.500		02/15/26	1,233,981
5,004,000	3.750		04/15/27	4,811,896
700,000	4.750		02/01/28	692,174
125,000	2.050		02/15/28	111,030
2,333,000	3.875		04/15/30	2,188,097
2,205,000	2.875		02/15/31	1,901,636
2,150,000	3.500		04/15/31	1,933,430
3,075,000	5.200		01/15/33	3,129,581
Verizon Communications, Inc.
5,066,000	4.329		09/21/28	5,001,206
75,000	3.875	(e)	02/08/29	72,436
2,251,000	4.016	(e)	12/03/29	2,156,008
1,425,000	4.812		03/15/39	1,363,554

				40,553,446

Transportation(e) – 0.5%
Canadian Pacific Railway Co.
2,550,000	2.450		12/02/31	2,207,510
CSX Corp.
2,875,000	3.800		03/01/28	2,805,051
2,645,000	4.100		11/15/32	2,547,796

				7,560,357

TOTAL CORPORATE OBLIGATIONS (Cost $659,986,374)				$616,705,756

The accompanying notes are an integral part of these financial statements.                73

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 4.4%

Automotive – 0.2%
GM Financial Automobile Leasing Trust Series 2022-1, Class A3
$2,600,000	1.900%	03/20/25	$2,531,052

Collateralized Loan Obligations(a)(b) – 3.9%
Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
4,000,000	6.012	04/15/33	3,926,212
Atlas Senior Loan Fund XIII Series 2019-13A, Class CR (3M USD LIBOR + 2.650%)
2,100,000	7.465	04/22/31	1,957,091
Crown City CLO I Series 2020-1A, Class A2R (3M USD LIBOR + 1.750%)
4,600,000	6.558	07/20/34	4,364,107
Diameter Capital CLO1 Ltd. Series 2021-1A, Class A1A (3M USD LIBOR + 1.240%)
5,250,000	6.032	07/15/36	5,102,958
Galaxy XXVIII CLO Ltd. Series 2018-28A, Class A2 (3M USD LIBOR + 1.300%)
6,000,000	6.092	07/15/31	5,927,634
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A (3M USD LIBOR + 1.450%)
6,250,000	6.252	11/30/32	6,167,837
Mountain View CLO LLC Series 2016-1A, Class AR (3M USD LIBOR + 1.360%)
3,500,000	6.152	04/14/33	3,411,748
OHA Credit Funding 3 Ltd. Series 2019-3A, Class AR (3M USD LIBOR + 1.140%)
2,150,000	5.948	07/02/35	2,102,911
OHA Credit Funding 5 Ltd. Series 2020-5A, Class A2A (3M USD LIBOR + 1.450%)
2,000,000	6.245	04/18/33	1,952,488
Palmer Square CLO Ltd. Series 2019-1A, Class A1R (3M USD LIBOR + 1.150%)
6,000,000	6.019	11/14/34	5,850,600
Recette CLO Ltd. Series 2015-1A, Class ARR (3M USD LIBOR + 1.080%)
7,000,000	5.888	04/20/34	6,784,302
RR Ltd. Series 2023-26A, Class A1 (TSFR3M + 1.780%)
2,800,000	6.512	04/15/38	2,793,711
TCW CLO Ltd. Series 2023-1A, Class A1N (3M TSFR + 2.070%)
4,500,000	6.861	04/28/36	4,495,001
Venture CLO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
6,900,000	6.072	04/15/33	6,732,992
Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3M USD LIBOR + 1.350%)
3,250,000	6.152	07/28/32	3,185,000

			64,754,592

Ohio – 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority
2,270,000	4.275	02/01/36	2,161,182

Student Loan(a) – 0.2%
AccessLex Institute Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
556,191	5.344	09/26/33	533,879

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Student Loan(a) – (continued)
Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
	$392,324	5.468%	04/25/35	$390,601
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
	134,725	6.008	05/25/34	134,648
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	1,465,273	5.995	09/25/65	1,441,930

				2,501,058

TOTAL ASSET-BACKED SECURITIES (Cost $73,621,762)				$71,947,884

Agency Debentures – 2.7%
Sovereign – 2.7%
Federal Farm Credit Banks Funding Corp.
	$7,050,000	2.850%	03/28/34	$6,126,098
	11,930,000	2.900	04/12/32	10,681,406
	2,500,000	3.500	09/01/32	2,349,475
FFCB
	3,840,000	3.300	05/19/32	3,562,982
FHLB
	6,800,000	2.125	06/09/23	6,762,124
	3,500,000	3.375	09/08/23	3,475,465
	750,000	3.375	12/08/23	741,713
	2,400,000	5.000	09/28/29	2,520,504
FNMA
	3,700,000	1.875	09/24/26	3,464,828
	4,200,000	6.250	05/15/29	4,762,380

TOTAL AGENCY DEBENTURES (Cost $47,348,442)				$44,446,975

Sovereign Debt Obligations – 1.5%

Euro – 0.1%
Republic of Romania(b)
EUR	100,000	2.000%	01/28/32	$76,728
	360,000	3.375	01/28/50	234,252
United Mexican States(e)
	839,000	1.450	10/25/33	654,158

				965,138

United States Dollar – 1.4%
Export-Import Bank of Korea
	$900,000	5.000	01/11/28	923,382
	390,000	5.125	01/11/33	408,946
Hungary Government International Bond
	1,700,000	6.125	05/22/28	1,740,375
Israel Government AID Bond
	1,200,000	5.500	12/04/23	1,203,516
	2,400,000	5.500	04/26/24	2,421,288
	4,700,000	5.500	09/18/33	5,199,469

74                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Korea Hydro & Nuclear Power Co., Ltd.(b)
$2,760,000	4.250%		07/27/27	$2,719,980
Perusahaan Penerbit SBSN Indonesia III
2,030,000	4.550		03/29/26	2,030,223
Republic of Indonesia
380,000	4.125		01/15/25	377,192
420,000	4.125	(b)	01/15/25	416,896
Republic of Panama(e)
210,000	4.500		01/19/63	151,239
Republic of Peru(e)
10,000	2.780		12/01/60	5,943
100,000	3.230	(g)	07/28/21	59,519
Republic of Romania
770,000	3.000	(b)	02/27/27	697,812
690,000	5.125		06/15/48	574,425
580,000	4.000		02/14/51	402,665
State of Israel(h)
200,000	4.500		04/03/20	166,663
United Mexican States
200,000	3.750		01/11/28	192,600
240,000	3.250	(e)	04/16/30	214,620
200,000	4.750	(e)	04/27/32	191,850
1,746,000	3.500	(e)	02/12/34	1,484,100
1,960,000	3.771	(e)	05/24/61	1,320,305
600,000	3.750	(e)	04/19/71	399,113

				23,302,121

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $26,409,924)				$24,267,259

Municipal Debt Obligations – 1.1%

Arizona – 0.0%
City of Tucson AZ Taxable Series A(e)
$100,000	1.457%		07/01/28	$86,289
City of Yuma AZ Pledged Revenue Taxable Series 2021
100,000	1.749		07/15/28	$83,860

				170,149

California – 0.5%
California State GO Bonds Build America Taxable Series 2009
2,600,000	7.550	(e)	04/01/39	$3,323,242
California Statewide Communities Development Authority Revenue Bonds Taxable Refunding Series 2021
620,000	1.807		02/01/30	$494,291
Los Angeles Municipal Improvement Corp.RB Taxable Refunding Series A(e)
2,295,000	2.074		11/01/30	1,905,510
Los Angeles Municipal Improvement Corp.RB Taxable Refunding Series C(e)
245,000	1.831		11/01/29	205,175
Port Of Oakland RB Taxable Refunding Series R
770,000	1.949	(e)	05/01/28	$660,791
San Francisco Municipal Transportation Agency Revenue Refunding Series A
555,000	1.302		03/01/28	471,822

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)

California – (continued)
San Jose Financing Authority Lease RB Taxable Refunding Series A
$540,000	1.812	(e)	06/01/29	$451,588

				7,512,419

Florida(e) – 0.0%
Florida State Board of Administration Finance Corp. RB Taxable Series A
595,000	2.154%		07/01/30	$504,576

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
1,628,764	7.350	(e)	07/01/35	$1,782,676
Illinois State GO Bonds Taxable-Pension Series 2003
1,170,000	5.100		06/01/33	1,167,151

				2,949,827

Louisiana(e) – 0.0%
City of New Orleans LA Sewerage Service Revenue Taxable Revenue Series 2021
170,000	0.958		06/01/26	$146,768
City of New Orleans LA Water System Revenue Taxable Refunding Series 2021
150,000	1.008		12/01/26	$127,434
Louisiana State Transportation Authority Revenue Taxable Refunding Series A
160,000	1.138		02/15/26	$140,192
State of Louisiana Unclaimed Property Revenue Taxable Refunding Series 2021
205,000	1.059		09/01/26	$179,492

				593,886

Maryland – 0.0%
State of Maryland Department of Transportation Revenue Taxable Refunding Series A
65,000	1.303		08/01/28	54,911

New York – 0.3%
Metropolitan Transportation Authority Revenue Series 2010(e)
395,000	5.989		11/15/30	422,839
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B(e)
2,670,000	5.175		11/15/49	2,425,844
Port Authority of New York & New Jersey Revenue Bonds Taxable Series AAA
1,795,000	1.086		07/01/23	1,777,675

				4,626,358

Ohio(e) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,585,000	6.270		02/15/50	1,770,299

Pennsylvania – 0.0%
Commonwealth of Pennsylvania Department of Community & Economic Development Revenue Taxable Refunding Series C
125,000	2.758		06/01/30	109,872

The accompanying notes are an integral part of these financial statements.                75

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)

Texas – 0.0%
City of Houston TX Airport System Revenue Taxable Refunding Series 2020
$355,000	2.235%	07/01/29	$308,610

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $19,269,608)			$18,600,907

U.S. Treasury Obligations – 13.3%
United States Treasury Bills(i)
$16,500,000	0.000%	04/20/23	$16,463,378
32,231,300	0.000	04/25/23	32,141,124
United States Treasury Bonds
6,530,000	4.250 (j)	05/15/39	7,043,217
75,750,000	4.250	11/15/40	81,265,547
13,000,000	3.750	11/15/43	12,831,406
210,000	3.375	05/15/44	195,267
15,240,000	2.875	11/15/46	12,982,575
65,870,000	3.000	02/15/47	57,306,900

TOTAL U.S. TREASURY OBLIGATIONS (Cost $258,233,649)			$220,229,414

Shares	Description		Value

Exchange Traded Funds – 1.8%

371,811	Vanguard Intermediate- Term Corporate Bond ETF		$29,826,678
(Cost $29,418,616)

Shares	Dividend Rate		Value

Investment Company(k) – 1.4%

Goldman Sachs Financial Square Government Fund - Institutional
Shares
23,295,809	4.725%		$23,295,809
(Cost $23,295,809)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 108.9% (Cost $1,907,180,410)			$1,799,935,013

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 2.1%

Certificates of Deposit – 1.5%
Banco Santander SA(a) (SOFR + 0.490%)
$5,000,000	5.320%	02/09/24	$4,993,211
Bayerische Landesbank
4,000,000	5.300	01/25/24	4,000,791

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
Citibank N.A.
$11,000,000	3.800%	08/01/23	$10,935,264
Nordea Bank Abp(a) (SOFR + 0.530%)
5,000,000	5.360	09/11/23	5,003,624

			24,932,890

Commercial Paper(i) – 0.6%
Bank of Montreal
3,343,000	0.000	07/12/23	3,294,995
Pure Grove Funding
6,790,000	0.000	01/18/24	6,503,185

			9,798,180

TOTAL SHORT- TERM INVESTMENTS (Cost $34,814,002)			$34,731,070

TOTAL INVESTMENTS – 111.0% (Cost $1,941,994,412)			$1,834,666,083

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.0)%			(181,673,690)

NET ASSETS – 100.0%			$1,652,992,393

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.

(d)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $188,398,232 which represents approximately 11.5% of net assets as of March 31, 2023.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)

Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $13,328,962, which represents approximately 1% of the Fund’s net assets as of March 31, 2023

(g)	Actual maturity date is July 28, 2121.

(h)	Actual maturity date is April 03, 2120.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(k)	Represents an Affiliated Issuer.

76                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BofA Securities LLC	EUR	1,307,209	USD	1,392,916	04/03/23	$24,983
	USD	2,713,239	EUR	2,476,089	06/26/23	14,635
Deutsche Bank AG (London)	USD	1,632,294	AUD	2,416,449	06/21/23	12,126
	USD	2,488,899	EUR	2,294,130	04/03/23	510
JPMorgan Securities, Inc.	JPY	172,125,752	USD	1,300,323	06/07/23	9,125
MS & Co. Int. PLC	JPY	560,982,016	USD	4,259,868	06/21/23	16,741
	USD	1,293,969	JPY	168,671,654	06/07/23	10,797
	USD	1,589,849	NOK	16,540,571	06/21/23	4,122
State Street Bank and Trust	EUR	1,252,190	USD	1,352,714	04/03/23	5,507

TOTAL						$98,546

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BNP Paribas SA	USD	2,288,308	CAD	3,114,247	06/21/23	$(19,098)
	USD	1,717,661	SEK	18,261,481	06/21/23	(49,364)
BofA Securities LLC	USD	3,465,263	EUR	3,252,043	04/03/23	(62,153)
JPMorgan Securities, Inc.	CHF	4,533,753	USD	5,011,610	06/21/23	(12,108)
	EUR	1,570,180	USD	1,717,006	04/03/23	(13,868)
MS & Co. Int. PLC	USD	1,987,467	GBP	1,673,711	06/21/23	(80,558)
	USD	1,620,884	NZD	2,647,780	06/21/23	(34,705)
Royal Bank of Canada	USD	1,146,038	EUR	1,077,609	04/03/23	(22,820)
UBS AG (London)	USD	2,271,839	EUR	2,118,553	06/21/23	(36,461)

TOTAL						$(331,135)

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA	4.500%	TBA - 30yr	04/20/23	$(11,000,000)	$(10,834,549)
GNMA	5.000	TBA - 30yr	04/20/23	(20,000,000)	(20,020,378)
GNMA	6.000	TBA - 30yr	04/20/23	(2,000,000)	(2,037,453)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	05/11/23	(24,000,000)	(19,853,239)
UMBS, 30 Year, Single Family	4.500	TBA - 30yr	04/13/23	(64,000,000)	(62,689,971)
UMBS, 30 Year, Single Family	3.000	TBA - 30yr	04/13/23	(20,000,000)	(17,934,384)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	04/13/23	(36,000,000)	(29,746,109)
UMBS, 30 Year, Single Family	5.500	TBA - 30yr	04/13/23	(3,000,000)	(3,030,468)
UMBS, 30 Year, Single Family	6.000	TBA - 30yr	04/13/23	(32,000,000)	(32,656,256)

(PROCEEDS RECEIVABLE: $ (194,605,234))					$(198,802,807)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.                77

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	974	06/30/23	$201,085,345	$ 1,373,464
30 Year German Euro-Buxl	1	06/08/23	152,763	(1,758)
5 Year German Euro-Bobl	3	06/08/23	441,955	(26)
5 Year U.S. Treasury Notes	1,122	06/30/23	122,867,766	2,065,784
Ultra Long U.S. Treasury Bonds	327	06/21/23	46,147,875	1,454,478

Total				$ 4,891,942

Short position contracts:
10 Year U.K. Long Gilt	(19)	06/28/23	(2,422,357)	8,543
10 Year U.S. Treasury Notes	(496)	06/21/23	(59,333,281)	(1,529,232)
2 Year German Euro-Schatz	(38)	06/08/23	(4,355,796)	(43,730)
20 Year U.S. Treasury Bonds	(150)	06/21/23	(19,673,438)	(588,986)
30 Day Federal Funds	(57)	09/29/23	(22,620,122)	17,010
5 Year German Euro-Bobl	(45)	06/08/23	(5,752,838)	12,163

Total				$(2,124,232)

TOTAL FUTURES CONTRACTS				$ 2,767,710

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(b)	3.500%(b)	03/13/25	EUR	3,970	$ 22,136	$ (13,733)	$ 35,869
12M SOFR(b)	4.540(b)	03/15/25		$5,820	53,825	58,145	(4,320)
3.714%(b)	12M SOFR(b)	09/30/27		6,410	(94,158)	(83,202)	(10,956)
12M SOFR(b)	3.350(b)	10/06/27		96,900	892,187	325,486	566,701
2.600(c)	3M CDOR(c)	03/24/28	CAD	6,960	25,622	3,277	22,345
12M SOFR(b)	2.920(b)	03/27/28		$5,180	9,440	9,368	72
6M EURO(c)	3.500(b)	04/13/28	EUR	5,280	120,012	54,598	65,414
12M GBP(b)	3.500(b)	06/21/28	GBP	8,600	(97,032)	(214,903)	117,871
3.500(c)	6M CDOR(c)	06/21/28	CAD	2,920	(22,326)	31,659	(53,985)
0.250(b)	6M JYOR(b)	06/21/28	JPY	7,573,070	294,704	604,266	(309,562)
2.350(b)	6M EURO(c)	07/04/29	EUR	1,540	35,814	(22,190)	58,004
2.680(b)	12M SOFR(b)	07/28/32		$5,660	61,558	94,958	(33,400)
6M EURO(c)	2.500(b)	12/20/32	EUR	10,120	(150,278)	(141,277)	(9,001)
6M CDOR(c)	3.170(c)	03/23/33	CAD	4,500	(9,459)	(6,175)	(3,284)
3.060(b)	12M SOFR(b)	03/27/33		$3,410	(9,634)	(5,030)	(4,604)
1.000(b)	6M JYOR(b)	03/27/33	JPY	243,750	(1,708)	(4,937)	3,229
6M CHFOR(b)	2.000(b)	06/21/33	CHF	16,090	101,804	(62,873)	164,677
12M SOFR(b)	3.000(b)	06/21/33		$24,360	(289,132)	(815,411)	526,279
12M GBP(b)	3.250(b)	06/21/33	GBP	110	(1,541)	(4,959)	3,418
3M NIBOR(c)	3.500(b)	06/21/33	NOK	47,820	157,723	105,500	52,223
4.750(c)	3M NZDOR(d)	06/21/33	NZD	5,350	(128,671)	(103,731)	(24,940)
3.250(b)	3M STIBOR(d)	06/21/33	SEK	158,380	(542,920)	(454,576)	(88,344)
6M AUDOR(c)	4.250(c)	06/21/33	AUD	26,430	598,987	(77,776)	676,763
3.500(c)	6M CDOR(c)	06/21/33	CAD	20,000	(284,908)	(11,373)	(273,535)

78                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.500%(b)	6M EURO(c)	06/21/33	EUR	19,190	$ 799,041	$ 954,950	$ (155,909)
0.500(b)	6M JYOR(b)	06/21/33	JPY	2,277,950	290,165	527,486	(237,321)
3.240(b)	12M SOFR(b)	10/06/35	$	21,890	(435,423)	(148,210)	(287,213)
6M EURO(c)	2.855%(b)	07/04/37	EUR	5,680	(34,222)	(239,620)	205,398
12M SOFR(b)	2.910(b)	07/28/37	$	13,880	(131,424)	(187,880)	56,456
6M EURO(c)	2.152(b)	08/09/37	EUR	5,740	(188,541)	(76,381)	(112,160)
12M SOFR(b)	2.720(b)	08/11/37	$	13,050	(208,800)	(371,805)	163,005
12M JYOR(b)	1.500(b)	03/28/38	JPY	257,400	18,135	11,228	6,907
1.451(b)	6M EURO(c)	08/10/42	EUR	13,020	400,661	97,033	303,628
2.500(b)	6M EURO(c)	12/20/42		6,060	73,817	29,748	44,069
2.080(b)	12M SOFR(b)	07/28/47	$	10,640	110,013	101,439	8,574
6M EURO(c)	1.051(b)	08/11/47	EUR	7,170	(146,981)	(25,386)	(121,595)
1.560(b)	6M EURO(c)	07/06/52		4,370	132,073	(156,575)	288,648
2.170(b)	12M SOFR(b)	08/11/52	$	5,850	196,540	151,882	44,658

TOTAL					$1,617,099	$ (66,980)	$1,684,079

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.
(b)	Payments made annually.
(c)	Payments made semi-annually.
(d)	Payments made quarterly.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.IG Index 34	1.000%	0.552%	06/20/25	$4,725	$46,454	$46,985	$(531)
General Electric Co. 6.750%, 03/15/32	1.000	0.591	06/20/26	3,875	49,104	34,015	15,089
Nordstrom, Inc., 6.950%, 03/15/28	1.000	2.426	12/20/24	1,950	(44,942)	(21,862)	(23,080)
Nordstrom, Inc., 6.950%, 03/15/28	1.000	1.757	06/20/24	5,525	(47,651)	(6,546)	(41,105)
Prudential Financial, Inc., 3.878%, 03/27/28	1.000	0.927	06/20/27	2,975	9,368	9,256	112
Republic of Chile, 3.240%, 02/06/28	1.000	1.031	06/20/28	5,440	(6,015)	(11,434)	5,419
Republic of Indonesia, 4.125%, 01/15/25	1.000	0.936	06/20/28	5,480	18,193	(4,194)	22,387
The Boeing Co., 2.600%, 10/30/25	1.000	0.488	06/20/24	1,225	7,893	6,498	1,395
United Mexican States, 4.150%, 03/28/27	1.000	1.172	06/20/28	3,980	(30,812)	(37,084)	6,272

TOTAL					$1,592	$15,634	$(14,042)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.                79

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	6,300,000	$ 6,300,000	$ 29,804	$ 211,050	$(181,246)
1Y IRS	Citibank NA	1.977	12/01/2023	5,570,000	5,570,000	39,608	126,702	(87,094)
1Y IRS	Deutsche Bank AG (London)	2.700	04/28/2023	5,310,000	5,310,000	8,074	197,181	(189,107)
1Y IRS	MS & Co. Int. PLC	2.518	10/27/2023	5,720,000	5,720,000	88,232	151,918	(63,686)

				22,900,000	$ 22,900,000	$ 165,718	$ 686,851	$(521,133)

Puts
1Y IRS	Barclays Bank PLC	3.589	02/12/2024	16,480,000	16,480,000	52,955	35,573	17,382
3M IRS	Citibank NA	3.760	04/11/2023	10,490,000	10,490,000	1,223	9,185	(7,962)
3M IRS	Citibank NA	3.660	04/11/2023	10,490,000	10,490,000	1,223	11,892	(10,669)
1Y IRS	Deutsche Bank AG (London)	3.000	05/05/2023	5,240,000	5,240,000	112,279	183,315	(71,036)
1Y IRS	Deutsche Bank AG (London)	2.960	09/05/2023	6,430,000	6,430,000	200,427	250,320	(49,893)
1Y IRS	JPMorgan Securities, Inc.	2.800	08/23/2023	6,430,000	6,430,000	252,433	232,152	20,281

				55,560,000	$ 55,560,000	$ 620,540	$ 722,437	$(101,897)

Total purchased option contracts				78,460,000	$ 78,460,000	$ 786,258	$ 1,409,288	$(623,030)

Written option contracts Calls
1M IRS	Citibank NA	3.237	04/06/2023	(2,750,000)	(2,750,000)	(74,284)	(33,195)	(41,089)
1M IRS	Citibank NA	3.130	04/17/2023	(3,570,000)	(3,570,000)	(25,867)	(56,986)	31,119
1Y IRS	Citibank NA	1.750	07/28/2023	(6,300,000)	(6,300,000)	(5,979)	(78,750)	72,771
1Y IRS	Citibank NA	2.075	07/28/2023	(6,300,000)	(6,300,000)	(13,533)	(132,300)	118,767
1Y IRS	Citibank NA	1.484	12/01/2023	(2,240,000)	(2,240,000)	(26,960)	(126,427)	99,467
1M IRS	Deutsche Bank AG (London)	3.698	04/03/2023	(3,570,000)	(3,570,000)	(154,885)	(41,323)	(113,562)
1M IRS	Deutsche Bank AG (London)	3.620	04/10/2023	(3,570,000)	(3,570,000)	(132,594)	(44,268)	(88,326)
1M IRS	Deutsche Bank AG (London)	3.140	04/24/2023	(3,570,000)	(3,570,000)	(33,444)	(49,543)	16,099
1Y IRS	Deutsche Bank AG (London)	2.013	04/28/2023	(5,310,000)	(5,310,000)	(225)	(75,117)	74,892
1Y IRS	Deutsche Bank AG (London)	2.356	04/28/2023	(5,310,000)	(5,310,000)	(1,409)	(122,065)	120,656
1M IRS	JPMorgan Securities, Inc.	2.907	04/13/2023	(2,810,000)	(2,810,000)	(16,880)	(42,287)	25,407
1M IRS	JPMorgan Securities, Inc.	2.845	04/20/2023	(2,890,000)	(2,890,000)	(17,016)	(47,726)	30,710
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(642,000,000)	(642,000,000)	(44,051)	(20,459)	(23,592)
1Y IRS	MS & Co. Int. PLC	1.945	10/27/2023	(2,400,000)	(2,400,000)	(58,627)	(151,664)	93,037
1M IRS	UBS AG (London)	2.934	04/27/2023	(2,900,000)	(2,900,000)	(31,376)	(40,703)	9,327

				(695,490,000)	$(695,490,000)	$ (637,130)	$(1,062,813)	$ 425,683

Puts
1Y IRS	Barclays Bank PLC	3.338	02/12/2024	(1,930,000)	(1,930,000)	(38,817)	(35,561)	(3,256)
1M IRS	Citibank NA	3.237	04/06/2023	(2,750,000)	(2,750,000)	(1,144)	(33,195)	32,051
1M IRS	Citibank NA	3.130	04/17/2023	(3,570,000)	(3,570,000)	(40,594)	(56,986)	16,392
3M IRS	Citibank NA	3.536	04/11/2023	(5,330,000)	(5,330,000)	(2,110)	(11,897)	9,787
3M IRS	Citibank NA	3.661	04/11/2023	(5,320,000)	(5,320,000)	(2,106)	(9,172)	7,066
1M IRS	Deutsche Bank AG (London)	3.698	04/03/2023	(3,570,000)	(3,570,000)	—	(41,322)	41,322

80                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

1M IRS	Deutsche Bank AG (London)	3.620%	04/10/2023	(3,570,000)	$ (3,570,000)	$ (94)	$ (44,268)	$ 44,174
1M IRS	Deutsche Bank AG (London)	3.140	04/24/2023	(3,570,000)	(3,570,000)	(43,951)	(49,543)	5,592
1Y IRS	Deutsche Bank AG (London)	3.891	05/05/2023	(5,240,000)	(5,240,000)	(2,659)	(67,340)	64,681
1Y IRS	Deutsche Bank AG (London)	3.446	05/05/2023	(5,240,000)	(5,240,000)	(23,518)	(115,975)	92,457
1Y IRS	Deutsche Bank AG (London)	3.405	09/05/2023	(6,430,000)	(6,430,000)	(92,118)	(153,422)	61,304
1Y IRS	Deutsche Bank AG (London)	3.850	09/05/2023	(6,430,000)	(6,430,000)	(37,346)	(96,898)	59,552
1M IRS	JPMorgan Securities, Inc.	2.907	04/13/2023	(2,810,000)	(2,810,000)	(28,695)	(42,287)	13,592
1M IRS	JPMorgan Securities, Inc.	2.845	04/20/2023	(2,890,000)	(2,890,000)	(45,638)	(47,727)	2,089
1Y IRS	JPMorgan Securities, Inc.	3.660	08/23/2023	(6,430,000)	(6,430,000)	(52,204)	(88,823)	36,619
1Y IRS	JPMorgan Securities, Inc.	3.230	08/23/2023	(6,430,000)	(6,430,000)	(123,948)	(143,328)	19,380
1M IRS	UBS AG (London)	2.934	04/27/2023	(2,900,000)	(2,900,000)	(36,076)	(40,703)	4,627

				(74,410,000)	$ (74,410,000)	$ (571,018)	$(1,078,447)	$ 507,429

Total written option contracts				(769,900,000)	$(769,900,000)	$(1,208,148)	$(2,141,260)	$ 933,112

TOTAL				(691,440,000)	$(691,440,000)	$ (421,890)	$ (731,972)	$ 310,082

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
TSFR	—Term Secured Overnight Financing Rate
UMBS	—Uniform Mortgage Backed Securities

The accompanying notes are an integral part of these financial statements.                81

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 34	—CDX North America Investment Grade Index 34
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
JYOR	—Japanese Yen Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate

82                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 35.0%

Aerospace & Defense(a) – 0.6%
Northrop Grumman Corp.
	$1,700,000	2.930%		01/15/25	$1,647,963
Raytheon Technologies Corp.
	27,000	3.650		08/16/23	26,826
The Boeing Co.
	1,075,000	5.150		05/01/30	1,081,816
	375,000	3.625		02/01/31	342,716
	225,000	3.250		02/01/35	183,519
	225,000	3.375		06/15/46	159,604
	80,000	3.625		03/01/48	57,255
	80,000	3.850		11/01/48	59,578
	100,000	3.750		02/01/50	75,504

					3,634,781

Agriculture(a) – 0.5%
BAT Capital Corp.
	50,000	3.557		08/15/27	46,498
	1,450,000	2.259		03/25/28	1,245,332
Cargill, Inc.(b)
	1,050,000	5.125		10/11/32	1,084,157
Philip Morris International, Inc.
	525,000	5.625		11/17/29	548,720

					2,924,707

Automotive – 1.2%
General Motors Financial Co., Inc.(a)
EUR	100,000	1.694		03/26/25	104,004
	195,000	0.850		02/26/26	192,334
	$1,725,000	1.500		06/10/26	1,536,285
	650,000	5.000		04/09/27	642,837
	375,000	3.850		01/05/28	351,157
	200,000	5.650		01/17/29	202,536
	650,000	4.300		04/06/29	605,618
Hyundai Capital America(a)(b)
	2,425,000	1.650		09/17/26	2,148,526
PACCAR Financial Corp.
	725,000	0.900		11/08/24	684,596
Volkswagen Leasing GmbH
EUR	600,000	1.625		08/15/25	623,520

					7,091,413

Banks – 10.7%
ABN AMRO Bank NV(a)(b)(c) (1 year CMT + 0.800%)
	$1,200,000	1.542		06/16/27	1,049,772
AIB Group PLC(a)(c)
(-1X 1 year EUR Swap + 0.750%)
EUR	375,000	0.500		11/17/27	353,387
(-1X 5 year EUR Swap + 3.300%)
	494,000	2.875		05/30/31	485,763
(3M USD LIBOR + 1.874%)
	$1,250,000	4.263	(b)	04/10/25	1,223,150
Australia & New Zealand Banking Group Ltd.(a)(b)(c) (5 year CMT +1.288%)
	750,000	2.950		07/22/30	693,293
Banco Santander SA
	800,000	2.706		06/27/24	772,768
	1,400,000	3.490		05/28/30	1,226,806

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	$800,000	2.749%		12/03/30	$625,592
Bank of America Corp.(a)(c)
(3M USD LIBOR + 0.810%)
	2,900,000	3.366		01/23/26	2,789,423
(SOFR + 1.830%)
	1,431,000	4.571		04/27/33	1,361,339
(SOFR + 2.150%)
	375,000	2.592		04/29/31	317,614
Bank of Ireland Group PLC(a)(c) (-1X 5 year EUR Swap + 1.650%)
EUR	575,000	1.375		08/11/31	536,354
Barclays PLC(a)(c)
(1 year CMT + 1.050%)
	$1,025,000	2.279		11/24/27	901,088
(1 year CMT + 3.500%)
	1,230,000	7.437		11/02/33	1,358,375
BNP Paribas SA
	1,450,000	3.375	(b)	01/09/25	1,391,434
	1,250,000	3.375		01/09/25	1,199,513
(5 year USD Swap + 1.483%)
	950,000	4.375	(a)(b)(c)	03/01/33	867,825
(SOFR + 1.004%)
	575,000	1.323	(a)(b)(c)	01/13/27	508,415
(SOFR + 2.074%)
	550,000	2.219	(a)(b)(c)	06/09/26	505,670
BPCE SA
	2,350,000	4.000	(b)	09/12/23	2,331,740
EUR	300,000	1.750		04/26/27	301,307
(SOFR + 1.520%)
	$1,000,000	1.652	(a)(b)(c)	10/06/26	899,510
(SOFR + 2.865%)
	300,000	5.748	(a)(b)(c)	07/19/33	295,524
CaixaBank SA
EUR	400,000	1.125		05/17/24	420,751
(-1X 3M Euribor + 0.850%)
	700,000	0.375	(a)(c)	11/18/26	684,700
(-1X 3M Euribor + 1.000%)
	300,000	0.750	(a)(c)	05/26/28	280,191
(3M Euribor + 0.620%)
	300,000	0.625	(a)(c)	01/21/28	289,129
(5 year EUR Swap + 3.550%)
	300,000	6.250	(a)(c)	02/23/33	331,577
Citigroup, Inc.
	$1,210,000	3.500		05/15/23	1,207,725
GBP	600,000	2.750	(a)	01/24/24	725,060
(SOFR + 0.686%)
	$1,575,000	0.776	(a)(c)	10/30/24	1,530,868
(SOFR + 2.842%)
	1,700,000	3.106	(a)(c)	04/08/26	1,625,489
Commonwealth Bank of Australia(a)(b)(c) (5 year CMT + 2.050%)
	1,000,000	3.610		09/12/34	865,640
Credit Agricole SA(a)(b)(c)
(5 year USD Swap + 6.185%)
	300,000	8.125		12/23/25	289,287
(SOFR + 0.892%)
	1,100,000	1.247		01/26/27	974,468
(SOFR + 1.676%)
	300,000	1.907		06/16/26	275,736

The accompanying notes are an integral part of these financial statements.                83

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Credit Suisse AG
	$1,000,000	2.950%		04/09/25	$929,150
Credit Suisse Group AG(a)(c)
(-1X 1 year EUR Swap + 0.770%)
EUR	509,000	0.650		01/14/28	459,587
(-1X 1Y EUAMDB + 1.050%)
	750,000	1.000		06/24/27	703,366
(3M USD LIBOR + 1.410%)
	$2,800,000	3.869	(b)	01/12/29	2,494,016
(SOFR + 1.560%)
	1,550,000	2.593	(b)	09/11/25	1,439,547
Danske Bank A/S(a)(b)(c) (1 year CMT + 1.750%)
	1,275,000	4.298		04/01/28	1,200,808
Deutsche Bank AG
	1,000,000	0.962		11/08/23	959,120
(-1X 3M Euribor + 2.050%)
EUR	400,000	1.750	(a)(c)	11/19/30	341,726
(SOFR + 1.870%)
	$275,000	2.129	(a)(c)	11/24/26	236,635
(SOFR + 2.159%)
	600,000	2.222	(a)(c)	09/18/24	583,584
(SOFR + 3.650%)
	400,000	7.079	(a)(c)	02/10/34	370,496
HSBC Holdings PLC
	200,000	4.250		08/18/25	190,602
(3M USD LIBOR + 1.211%)
	2,150,000	3.803	(a)(c)	03/11/25	2,103,431
ING Groep NV(a)(c)
(-1X 5 year EUR Swap + 1.150%)
EUR	100,000	1.000		11/16/32	89,614
(SOFR + 1.830%)
	$400,000	4.017		03/28/28	379,680
JPMorgan Chase & Co.(a)(c)
(3M USD LIBOR + 0.730%)
	305,000	3.559		04/23/24	304,649
(3M USD LIBOR + 0.890%)
	300,000	3.797		07/23/24	298,410
(SOFR + 1.560%)
	3,125,000	4.323		04/26/28	3,052,594
(SOFR + 2.515%)
	750,000	2.956		05/13/31	645,870
M&T Bank Corp.(a)(c) (SOFR + 1.850%)
	500,000	5.053		01/27/34	462,640
Macquarie Bank Ltd.(a)(b)(c) (5 year CMT + 1.700%)
	800,000	3.052		03/03/36	612,376
Macquarie Group Ltd.(a)(b)(c)
(3M USD LIBOR + 1.372%)
	380,000	3.763		11/28/28	354,354
(SOFR + 1.069%)
	400,000	1.340		01/12/27	357,044
Morgan Stanley(a)(c)
(5 year CMT + 2.430%)
	475,000	5.948		01/19/38	471,295
(SOFR + 1.360%)
	775,000	2.484		09/16/36	586,117
National Australia Bank Ltd.(b)
	750,000	6.429		01/12/33	767,318

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
NatWest Group PLC(a)(c) (5 year USD Swap + 5.720%)
	$300,000	8.000%	08/10/25	$296,643
Santander UK Group Holdings PLC(a)(c)
(1 year CMT + 1.250%)
	1,000,000	1.532	08/21/26	893,150
(SOFR + 0.787%)
	1,250,000	1.089	03/15/25	1,181,950
Societe Generale SA(a)(b)(c) (1 year CMT + 1.100%)
	1,500,000	1.488	12/14/26	1,311,045
Standard Chartered PLC(a)(b)(c)
(1 year CMT + 0.880%)
	325,000	1.214	03/23/25	309,771
(1 year CMT + 1.000%)
	1,550,000	1.456	01/14/27	1,370,556
Sumitomo Mitsui Financial Group, Inc.
	675,000	5.766	01/13/33	705,375
Swedbank AB
EUR	950,000	1.300	02/17/27	921,303
The Norinchukin Bank(b)
	$1,050,000	1.284	09/22/26	930,542
Wells Fargo & Co.(a)(c) (SOFR + 2.000%)
	2,450,000	2.188	04/30/26	2,298,859
Westpac Banking Corp.(a)(c)
(5 year CMT + 1.350%)
	1,200,000	2.894	02/04/30	1,126,788
(5 year CMT + 1.750%)
	475,000	2.668	11/15/35	370,567

				63,606,861

Beverages(a) – 1.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
	1,850,000	4.700	02/01/36	1,837,512
	750,000	4.900	02/01/46	732,818
Anheuser-Busch InBev Worldwide, Inc.
	700,000	4.500	06/01/50	654,850
	400,000	4.750	04/15/58	377,728
Bacardi Ltd.(b)
	1,200,000	4.700	05/15/28	1,189,008
Constellation Brands, Inc.
	1,500,000	4.400	11/15/25	1,480,335
	600,000	4.750	05/09/32	592,908
Keurig Dr Pepper, Inc.
	776,000	4.417	05/25/25	767,332

				7,632,491

Biotechnology(a) – 0.6%
Amgen, Inc.
	650,000	5.150	03/02/28	663,793
	1,450,000	5.250	03/02/30	1,481,494
	650,000	4.200	03/01/33	623,116
	975,000	5.250	03/02/33	1,001,354

				3,769,757

Building Materials(a) – 0.1%
Carrier Global Corp.
	145,000	2.493	02/15/27	134,477

84                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(a) – (continued)
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
	$200,000	4.900%	12/01/32	$202,610

				337,087

Chemicals(a) – 0.3%
DuPont de Nemours, Inc.
	600,000	4.493	11/15/25	599,526
International Flavors & Fragrances, Inc.(b)
	450,000	1.230	10/01/25	402,921
	200,000	1.832	10/15/27	169,520
Syngenta Finance NV(b)
	550,000	4.441	04/24/23	549,456
	400,000	4.892	04/24/25	390,100

				2,111,523

Commercial Services – 0.1%
DP World Crescent Ltd.
	200,000	4.848	09/26/28	198,750
DP World Ltd.
	390,000	5.625	09/25/48	373,912
Global Payments, Inc.(a)
EUR	327,000	4.875	03/17/31	355,263

				927,925

Computers(a) – 0.9%
Dell International LLC/EMC Corp.
	$1,250,000	6.020	06/15/26	1,282,962
	875,000	5.300	10/01/29	880,513
	75,000	6.200	07/15/30	78,866
Hewlett Packard Enterprise Co.
	1,200,000	4.450	10/02/23	1,192,836
	1,850,000	4.900	10/15/25	1,845,171
International Business Machines Corp.
	300,000	4.400	07/27/32	292,086

				5,572,434

Diversified Financial Services – 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
	244,000	3.000	10/29/28	212,773
	175,000	3.300	01/30/32	144,529
Air Lease Corp.(a)
	1,150,000	3.250	03/01/25	1,101,447
	575,000	2.875	01/15/26	536,067
Ally Financial, Inc.(a)
	650,000	7.100	11/15/27	660,419
American Express Co.(a)
	255,000	2.500	07/30/24	246,580
Aviation Capital Group LLC(a)(b)
	400,000	1.950	01/30/26	355,576
Avolon Holdings Funding Ltd.(a)(b)
	400,000	3.950	07/01/24	388,976
Capital One Financial Corp.(a)
	505,000	3.300	10/30/24	482,649
Nomura Holdings, Inc.
	400,000	2.608	07/14/31	313,548

				4,442,564

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – 1.4%
Ameren Corp.(a)
	$150,000	2.500%		09/15/24	$144,002
CMS Energy Corp.(a)(c) (5 year CMT + 2.900%)
	550,000	3.750		12/01/50	411,658
Electricite de France SA
	1,450,000	4.500	(a)(b)	09/21/28	1,408,385
GBP	650,000	6.125		06/02/34	819,079
Enel Finance International NV(a)(b)
	$675,000	2.875		07/12/41	442,611
Enel SpA(a)(c)
(-1X 5 year EUR Swap + 1.719%)
EUR	1,275,000	1.375		06/08/27	1,116,560
(5 year EUR Swap + 2.580%)
	235,000	3.375		08/24/26	232,160
Pacific Gas & Electric Co.(a)
	$625,000	3.000		06/15/28	555,525
	250,000	2.500		02/01/31	202,337
	1,490,000	6.150		01/15/33	1,529,202
	100,000	3.300		08/01/40	70,805
Sempra Energy(a)
	700,000	3.400		02/01/28	658,910
TenneT Holding B.V.(a)
EUR	679,000	4.500		10/28/34	793,062

					8,384,296

Engineering & Construction(a) – 0.2%
Mexico City Airport Trust
	$540,000	3.875	(b)	04/30/28	499,500
	200,000	5.500	(b)	10/31/46	152,787
	200,000	5.500		07/31/47	152,760
Technip Energies NV
EUR	164,000	1.125		05/28/28	150,431

					955,478

Entertainment(a)(b) – 0.4%
Warnermedia Holdings, Inc.
	$1,875,000	4.054		03/15/29	1,743,619
	975,000	4.279		03/15/32	869,973

					2,613,592

Gas(a) – 0.1%
ONE Gas, Inc.

	828,000	1.100		03/11/24	795,327

Healthcare Providers & Services(a) – 2.3%
Alcon Finance Corp.(b)
	1,914,000	5.375		12/06/32	1,971,765
American Medical Systems Europe B.V.
EUR	1,325,000	0.750		03/08/25	1,361,105
DENTSPLY SIRONA, Inc.
	$775,000	3.250		06/01/30	687,092
GE HealthCare Technologies, Inc.(b)
	810,000	5.905		11/22/32	861,143
	550,000	6.377		11/22/52	614,339
HCA, Inc.(b)
	250,000	3.375		03/15/29	225,735
	1,575,000	3.625		03/15/32	1,385,244

The accompanying notes are an integral part of these financial statements.                85

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(a) – (continued)
Medtronic Global Holdings SCA
EUR	400,000	0.250%	07/02/25	$404,948
	$975,000	4.250	03/30/28	972,290
Smith & Nephew PLC
EUR	375,000	4.565	10/11/29	413,284
UnitedHealth Group, Inc.
	$1,775,000	4.250	01/15/29	1,762,060
	600,000	4.200	05/15/32	587,178
	1,750,000	5.350	02/15/33	1,859,847
	357,000	5.875	02/15/53	401,268

				13,507,298

Insurance(a) – 0.4%
American International Group, Inc.
	1,075,000	3.900	04/01/26	1,046,373
Aviva PLC(c) (5 year UK Government Bond + 2.850%)
GBP	450,000	6.125	11/14/36	553,421
Corebridge Financial, Inc.(b)
	$168,000	3.900	04/05/32	145,325
Legal & General Group PLC(c) (-1X 5 year UK Government Bond + 4.050%)
GBP	500,000	3.750	11/26/49	519,999

				2,265,118

Internet(a) – 0.3%
Booking Holdings, Inc.
	$300,000	4.625	04/13/30	299,649
Expedia Group, Inc.
	1,150,000	3.250	02/15/30	997,740
Prosus NV(b)
	210,000	3.680	01/21/30	177,844
	200,000	4.027	08/03/50	130,100
	200,000	3.832	02/08/51	126,000

				1,731,333

Iron/Steel(a) – 0.2%
Steel Dynamics, Inc.
	1,275,000	1.650	10/15/27	1,099,573

Lodging(a) – 0.4%
Marriott International, Inc.
	515,000	5.000	10/15/27	516,174
	1,500,000	4.650	12/01/28	1,487,700
	375,000	4.900	04/15/29	371,524

				2,375,398

Media(a) –1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital
	900,000	4.500	02/01/24	890,613
	3,400,000	4.908	07/23/25	3,362,532
	650,000	4.800	03/01/50	494,481
Comcast Corp.
	1,000,000	3.700	04/15/24	988,400

				5,736,026

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Mining – 0.6%
Glencore Finance Europe Ltd.(a)
GBP	125,000	3.125%		03/26/26	$145,716
Glencore Funding LLC(b)
	$1,400,000	4.125		05/30/23	1,396,346
	650,000	4.125	(a)	03/12/24	642,987
	455,000	1.625	(a)	04/27/26	411,356
	775,000	4.875	(a)	03/12/29	765,870
Newmont Corp.(a)
	400,000	2.600		07/15/32	334,308

					3,696,583

Miscellaneous Manufacturing – 0.5%
GE Capital Funding LLC(a)
	1,500,000	4.550		05/15/32	1,471,260
General Electric Co.
	423,000	6.750		03/15/32	480,266
Teledyne Technologies, Inc.(a)
	1,250,000	0.950		04/01/24	1,198,275

					3,149,801

Multi-National – 2.1%
Asian Development Bank
GBP	4,200,000	1.125		06/10/25	4,857,867
European Investment Bank
EUR	1,240,000	0.875		01/14/28	1,226,762
	4,410,000	2.250		03/15/30	4,589,091
FMS Wertmanagement(d)
GBP	1,100,000	1.375		03/07/25	1,281,648
The African Export-Import Bank(a)(b)
	$390,000	2.634		05/17/26	347,798
	360,000	3.798		05/17/31	291,978

					12,595,144

Oil Field Services – 0.4%
BP Capital Markets PLC(a)(c) (-1X 5 year EUR Swap + 4.120%)
EUR	157,000	3.625		03/22/29	148,374
Pertamina Persero PT
	$200,000	6.500		05/27/41	205,432
QatarEnergy(a)(b)
	820,000	3.300		07/12/51	607,722
TotalEnergies SE(a)(c) (-1X 5 year EUR Swap + 2.404%)
EUR	250,000	2.000		06/04/30	207,405
Wintershall Dea Finance B.V.(a)
	1,300,000	1.332		09/25/28	1,181,680

					2,350,613

Packaging(a) – 0.1%
Berry Global, Inc.
	270,000	1.500		01/15/27	260,605
Smurfit Kappa Acquisitions ULC
	185,000	2.875		01/15/26	194,032

					454,637

Pharmaceuticals(a) – 1.4%
AbbVie, Inc.
	$300,000	3.750		11/14/23	297,075
	1,350,000	2.600		11/21/24	1,302,791

86                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals(a) – (continued)
Bayer US Finance II LLC(b)
	$750,000	3.875%		12/15/23	$741,413
	1,000,000	4.250		12/15/25	979,060
Becton Dickinson & Co.
	1,484,000	3.363		06/06/24	1,456,709
EUR	185,000	0.034		08/13/25	185,039
Cigna Corp.
	$1,800,000	5.400		03/15/33	1,868,436
CVS Health Corp.
	300,000	2.625		08/15/24	291,309
	950,000	4.780		03/25/38	905,160
McKesson Corp.
EUR	125,000	1.500		11/17/25	128,490

					8,155,482

Pipelines – 0.7%
Abu Dhabi Crude Oil Pipeline LLC(b)
	$1,260,000	4.600		11/02/47	1,169,674
Energy Transfer LP(a)
	250,000	5.250		04/15/29	249,372
Enterprise Products Operating LLC(a)
	500,000	3.750		02/15/25	491,985
Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.625	(b)	03/31/36	164,000
	588,907	2.940		09/30/40	475,653
Sabine Pass Liquefaction LLC(a)
	1,500,000	5.625		03/01/25	1,509,405

					4,060,089

Real Estate(a) – 0.5%
Blackstone Property Partners Europe Holdings S.a.r.l.
EUR	450,000	2.200		07/24/25	444,937
	301,000	1.250		04/26/27	260,253
	575,000	1.000		05/04/28	465,396
	391,000	1.750		03/12/29	314,268
Heimstaden Bostad Treasury B.V.
	300,000	1.375		07/24/28	239,624
Logicor Financing S.a.r.l.
	600,000	2.250		05/13/25	596,158
	550,000	3.250		11/13/28	481,767
	325,000	1.625		01/17/30	246,054

					3,048,457

Real Estate Investment Trust(a) – 0.5%
American Homes 4 Rent LP
	$125,000	2.375		07/15/31	99,591
National Retail Properties, Inc.
	375,000	3.900		06/15/24	367,823
Realty Income Corp.
	900,000	4.625		11/01/25	888,588
Simon Property Group LP
	576,000	2.750		06/01/23	572,665
Spirit Realty LP
	300,000	2.100		03/15/28	252,270
WEA Finance LLC/Westfield UK & Europe Finance PLC(b)
	400,000	3.750		09/17/24	379,372

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(a) – (continued)
WP Carey, Inc.
	$240,000	4.600%	04/01/24	$234,924
	170,000	4.000	02/01/25	165,913

				2,961,146

Retailing(a) – 1.1%
AutoNation, Inc.
	200,000	1.950	08/01/28	166,214
CK Hutchison International 20 Ltd.(b)
	200,000	2.500	05/08/30	173,942
Dollar Tree, Inc.
	650,000	4.000	05/15/25	637,514
Lowe’s Cos., Inc.
	1,550,000	5.000	04/15/33	1,548,264
	625,000	5.150	07/01/33	630,900
	325,000	4.250	04/01/52	267,202
Starbucks Corp.
	700,000	3.000	02/14/32	620,585
	575,000	4.800	02/15/33	579,077
The Home Depot, Inc.
	600,000	4.500	09/15/32	603,912
Walgreens Boots Alliance, Inc.
	1,375,000	0.950	11/17/23	1,336,156

				6,563,766

Semiconductors(a) – 0.8%
Broadcom, Inc.(b)
	175,000	3.469	04/15/34	143,796
	2,784,000	3.137	11/15/35	2,145,490
	350,000	4.926	05/15/37	317,565
Intel Corp.
	150,000	4.150	08/05/32	144,687
	975,000	5.200	02/10/33	991,565
NXP B.V./NXP Funding LLC/NXP USA, Inc.
	1,004,000	5.000	01/15/33	983,488

				4,726,591

Software(a) –0.9%
Fidelity National Information Services, Inc.
EUR	400,000	0.750	05/21/23	432,368
	550,000	0.625	12/03/25	549,258
Oracle Corp.
	$1,200,000	2.875	03/25/31	1,026,888
	450,000	6.250	11/09/32	483,021
	500,000	4.900	02/06/33	489,640
	850,000	3.950	03/25/51	638,554
	900,000	6.900	11/09/52	1,008,837
	525,000	5.550	02/06/53	499,685
VMware, Inc.
	250,000	1.800	08/15/28	211,120

				5,339,371

Telecommunication Services – 1.6%
AT&T, Inc.(a)
	1,879,000	2.550	12/01/33	1,511,486
EUR	600,000	1.800	09/14/39	457,247
	$350,000	4.750	05/15/46	315,021

The accompanying notes are an integral part of these financial statements.                87

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

	Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
	$400,000	3.650%	06/01/51	$302,764
Deutsche Telekom International Finance B.V.(a)(b)
	500,000	2.485	09/19/23	493,955
Telefonica Emisiones SA
GBP	450,000	5.445	10/08/29	562,841
T-Mobile USA, Inc.(a)
	$500,000	3.500	04/15/25	486,160
	656,000	3.750	04/15/27	630,816
	300,000	4.750	02/01/28	296,646
	900,000	3.875	04/15/30	844,101
	1,675,000	2.550	02/15/31	1,418,926
	375,000	2.700	03/15/32	315,818
	1,525,000	5.200	01/15/33	1,552,069
Vodafone Group PLC(a)
EUR	165,000	1.875	09/11/25	172,633

				9,360,483

Transportation(a) – 0.1%
Norfolk Southern Corp.
	$950,000	3.155	05/15/55	650,750

Water(a)(c) – 0.0%
Veolia Environnement SA (-1X 5 year EUR Swap + 2.840%)
EUR	200,000	2.500	01/20/29	178,326

TOTAL CORPORATE OBLIGATIONS (Cost $222,596,771)				$208,806,221

Sovereign Debt Obligations – 32.5%

British Pound – 0.7%
State of North Rhine-Westphalia Germany
GBP	400,000	2.125%	06/13/25	$471,467
United Kingdom Gilt
	840,000	1.500	07/31/53	609,413
	1,990,000	3.500	01/22/45	2,323,871
	220,000	1.750	07/22/57	169,137
	710,000	3.500	07/22/68	851,192

				4,425,080

Canadian Dollar – 1.6%
British Columbia Province of Canada
CAD	2,600,000	2.850	06/18/25	1,885,639
	2,000,000	4.950	06/18/40	1,640,829
Ontario Province of Canada
	1,700,000	2.600	06/02/25	1,226,553
	2,300,000	4.650	06/02/41	1,824,054
Province of Quebec Canada
GBP	2,390,000	2.250	09/15/26	2,756,663

				9,333,738

Euro – 6.5%
European Financial Stability Facility(d)
EUR	1,170,000	0.875	04/10/35	983,167
European Union
	820,000	0.200	06/04/36	606,069
Finland Government Bond(b)
	1,190,000	1.500	09/15/32	1,147,639

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Euro – (continued)
French Republic Government Bond OAT
EUR	4,140,000	0.000%		02/25/27	$4,058,537
	1,760,000	1.250		05/25/34	1,604,584
	310,000	3.250		05/25/45	339,856
	210,000	2.000	(b)	05/25/48	181,649
	800,000	1.750	(b)	05/25/66	597,082
	1,030,000	4.500		04/25/41	1,319,967
Ireland Government Bond
	430,000	0.200		10/18/30	389,539
	920,000	0.350		10/18/32	800,068
Italy Buoni Poliennali Del Tesoro
	5,400,000	0.000		08/01/26	5,241,037
	3,220,000	0.900		04/01/31	2,795,069
	1,130,000	3.250	(b)	03/01/38	1,084,236
	1,170,000	2.150	(b)	09/01/52	821,387
	100,000	2.800	(b)	03/01/67	76,126
	1,680,000	6.000		05/01/31	2,098,442
Kingdom of Belgium(b)
	1,690,000	0.350		06/22/32	1,460,544
	250,000	2.150		06/22/66	205,800
Portugal Obrigacoes do Tesouro OT(b)
	1,200,000	1.950		06/15/29	1,241,496
Region Wallonne Belgium
	1,300,000	2.875		01/14/38	1,295,412
Republic of Austria Government Bond(b)
	1,270,000	0.000		10/20/28	1,186,102
	280,000	2.100	(e)	09/20/17	226,518
	280,000	0.850	(f)	06/30/20	130,155
Republic of Indonesia(b)
	240,000	2.150		07/18/24	254,472
	650,000	2.625		06/14/23	702,854
Republic of Romania
	630,000	2.124		07/16/31	497,907
	70,000	2.000	(b)	01/28/32	53,710
	400,000	3.375	(b)	01/28/50	260,280
RON	1,375,000	6.700		02/25/32	288,559
Spain Government Bond(b)
EUR	3,430,000	2.550		10/31/32	3,511,189
	650,000	0.850		07/30/37	491,981
	870,000	1.250		10/31/30	829,246
	700,000	2.900		10/31/46	666,610
	1,110,000	3.450		07/30/66	1,110,104

					38,557,393

Indonesian Rupiah – 0.1%
Indonesia Treasury Bond
IDR	2,324,000,000	6.500		02/15/31	153,967
	7,391,000,000	6.375		04/15/32	482,563
	1,439,000,000	6.375		07/15/37	92,863

					729,393

Israeli Shekel – 0.2%
Israel Government Bond
ILS	2,430,000	2.000		03/31/27	630,897
	2,500,000	1.300		04/30/32	566,435

					1,197,332

88                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Japanese Yen – 20.7%
Japan Government Forty Year Bond
JPY	712,600,000	1.000%		03/20/62	$4,782,779
Japan Government Ten Year Bond
	2,015,900,000	0.100		06/20/30	15,030,393
	2,089,600,000	0.100		09/20/31	15,425,977
Japan Government Thirty Year Bond
	721,900,000	1.400		09/20/52	5,597,410
Japan Government Twenty Year Bond
	903,000,000	1.100		09/20/42	6,899,797
Japan Government Two Year Bond
	4,031,000,000	0.005		07/01/24	30,404,563
	780,250,000	0.005		09/01/24	5,885,415
	1,892,350,000	0.005		01/01/25	14,277,818
Japan Treasury Bill(g)
	3,343,950,000	0.000		05/08/23	25,191,132

					123,495,284

Singapore Dollar – 0.3%
Singapore Government Bond
SGD	2,150,000	2.750		07/01/23	1,610,723

South Korean Won – 0.6%
Korea Treasury Bond
KRW	2,598,070,000	1.875		06/10/29	1,826,647
	2,641,660,000	1.375		12/10/29	1,784,074

					3,610,721

Thai Baht – 0.2%
Thailand Government Bond
THB	6,710,000	2.875		12/17/28	204,444
	26,930,000	1.585		12/17/35	702,389
	12,000,000	3.450		06/17/43	379,332

					1,286,165

United States Dollar – 1.6%
Abu Dhabi Government International Bond
	$230,000	4.125		10/11/47	206,138
Export-Import Bank of Korea
	390,000	5.000		01/11/28	400,132
	330,000	5.125		01/11/33	346,031
Hungary Government International Bond
	810,000	6.125		05/22/28	829,237
Korea Hydro & Nuclear Power Co., Ltd.(b)
	630,000	4.250		07/27/27	620,865
Republic of Indonesia
	790,000	3.850	(b)	07/18/27	769,349
	4,340,000	4.125		01/15/25	4,307,927
	200,000	4.125	(b)	01/15/25	198,522
Republic of Peru(a)
	10,000	2.780		12/01/60	5,943
	100,000	3.230		07/28/21(h)	59,519
Republic of Romania(b)
	240,000	3.000		02/27/27	217,500
Republic of Uruguay(a)
	90,000	4.375		01/23/31	89,460
Saudi Government International Bond
	530,000	3.250		11/17/51	372,259

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
United Mexican States(a)
$1,521,000	3.771%		05/24/61	$1,024,584
360,000	3.750		04/19/71	239,468

				9,686,934

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $202,722,434)				$193,932,763

Mortgage-Backed Obligations – 26.8%

Collateralized Mortgage Obligations – 1.2%

Interest Only – 0.3%
FHLMC REMIC Series 3852, Class SW (-1X 1M USD LIBOR + 6.000%)
$118,498	1.316	%(c)	05/15/41	$11,215
FHLMC REMIC Series 4314, Class SE (-1X 1M USD LIBOR + 6.050%)
126,996	1.366	(c)	03/15/44	13,461
FHLMC REMIC Series 4583, Class ST (-1X 1M USD LIBOR + 6.000%)
444,893	1.316	(c)	05/15/46	51,527
FHLMC REMIC Series 4998, Class GI
941,471	4.000		08/25/50	184,038
FHLMC REMIC Series 5002, Class SJ (-1X 1M USD LIBOR + 6.100%)
1,074,398	1.255	(c)	07/25/50	139,509
FHLMC REMIC Series 5012, Class DI
179,132	4.000		09/25/50	34,177
FHLMC REMIC Series 5020, Class IH
950,404	3.000		08/25/50	150,559
FNMA REMIC Series 2011-124, Class SC (-1X 1M USD LIBOR +6.550%)
122,418	1.705	(c)	12/25/41	14,401
FNMA REMIC Series 2012-5, Class SA (-1X 1M USD LIBOR + 5.950%)
173,706	1.105	(c)	02/25/42	17,457
FNMA REMIC Series 2014-6, Class SA (-1X 1M USD LIBOR + 6.600%)
162,035	1.755	(c)	02/25/44	19,006
FNMA REMIC Series 2017-31, Class SG (-1X 1M USD LIBOR +6.100%)
347,749	1.255	(c)	05/25/47	43,511
FNMA REMIC Series 2018-17, Class CS (-1X 1M USD LIBOR +3.450%)
864,660	0.366	(c)	03/25/48	16,656
FNMA REMIC Series 2020-60, Class NI
166,361	4.000		09/25/50	31,740
GNMA REMIC Series 2010-20, Class SE (-1X 1M USD LIBOR +6.250%)
311,860	1.489	(c)	02/20/40	33,880
GNMA REMIC Series 2013-124, Class CS (-1X 1M USD LIBOR + 6.050%)
256,477	1.289	(c)	08/20/43	29,461
GNMA REMIC Series 2013-152, Class TS (-1X 1M USD LIBOR +6.100%)
87,021	1.339	(c)	06/20/43	8,781

The accompanying notes are an integral part of these financial statements.                89

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only – (continued)
GNMA REMIC Series 2014-132, Class SL (-1X 1M USD LIBOR +6.100%)
$153,986	1.339	%(c)	10/20/43	$8,362
GNMA REMIC Series 2015-111, Class IM
256,485	4.000		08/20/45	38,306
GNMA REMIC Series 2015-123, Class SP (-1X 1M USD LIBOR +6.250%)
157,457	1.489	(c)	09/20/45	18,672
GNMA REMIC Series 2015-129, Class IC
103,557	4.500		09/16/45	18,855
GNMA REMIC Series 2015-167, Class AS (-1X 1M USD LIBOR + 6.250%)
94,152	1.489	(c)	11/20/45	10,393
GNMA REMIC Series 2016-1, Class ST (-1X 1M USD LIBOR + 6.200%)
116,447	1.439	(c)	01/20/46	12,903
GNMA REMIC Series 2016-138, Class GI
273,900	4.000		10/20/46	48,005
GNMA REMIC Series 2016-27, Class IA
118,484	4.000		06/20/45	14,452
GNMA REMIC Series 2018-122, Class SE (-1X 1M USD LIBOR +6.200%)
319,046	1.439	(c)	09/20/48	36,305
GNMA REMIC Series 2018-137, Class SN (-1X 1M USD LIBOR + 6.150%)
354,816	1.389	(c)	10/20/48	38,078
GNMA REMIC Series 2018-139, Class SQ (-1X 1M USD LIBOR + 6.150%)
191,075	1.389	(c)	10/20/48	19,904
GNMA REMIC Series 2019-1, Class SN (-1X 1M USD LIBOR + 6.050%)
159,353	1.289	(c)	01/20/49	16,460
GNMA REMIC Series 2019-110, Class PS (-1X 1M USD LIBOR +6.050%)
1,080,730	1.289	(c)	09/20/49	129,182
GNMA REMIC Series 2019-151, Class IA
1,499,143	3.500		12/20/49	249,988
GNMA REMIC Series 2019-78, Class SE (-1X 1M USD LIBOR +6.100%)
109,530	1.339	(c)	06/20/49	10,982
GNMA REMIC Series 2020-146, Class KI
1,263,989	2.500		10/20/50	167,042
GNMA REMIC Series 2020-78, Class DI
635,466	4.000		06/20/50	114,818

				1,752,086

Sequential Fixed Rate – 0.1%
FNMA REMIC Series 2011-52, Class GB
175,218	5.000		06/25/41	179,274
FNMA REMIC Series 2011-99, Class DB
162,797	5.000		10/25/41	166,350
FNMA REMIC Series 2012-111, Class B
20,875	7.000		10/25/42	22,667
FNMA REMIC Series 2012-153, Class B
84,659	7.000		07/25/42	93,343
GCAT Trust Series 22-NQM4, Class A1
166,822	5.269	(b)(i)	08/25/67	166,600

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
OBX Trust Series 2022-NQM7, Class A1
$167,571	5.110	%(b)(i)	08/25/62	$166,035

				794,269

Sequential Floating Rate – 0.8%
Bellemeade Re Ltd. Series 2021-2A, Class M1B (1M SOFR + 1.500%)
365,000	6.060	(b)(c)	06/25/31	353,377
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2 (1M SOFR + 1.550%)
318,000	6.110	(b)(c)	10/25/41	309,266
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2 (1M SOFR + 1.650%)
285,000	6.210	(b)(c)	12/25/41	269,949
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M1 (1M SOFR + 1.900%)
253,319	6.460	(b)(c)	04/25/42	252,804
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M2 (1M SOFR + 3.000%)
227,000	7.560	(b)(c)	04/25/42	221,390
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
40,450	4.638	(c)	09/25/35	35,994
FHLMC STACR REMIC Trust Series 2021-DNA5, Class M2 (1M SOFR + 1.650%)
180,109	6.210	(b)(c)	01/25/34	176,281
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A (1M SOFR + 1.000%)
574,521	5.560	(b)(c)	01/25/42	563,428
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M3 (1M USD LIBOR + 3.800%)
352,460	8.645	(c)	03/25/29	366,960
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
178,179	3.964	(c)	08/19/36	142,818
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1
1,159,624	2.520	(b)(c)	05/25/52	960,034
JPMorgan Mortgage Trust Series 2022-LTV1,Class A2
373,736	3.520	(b)	07/25/52	313,457
Mill City Mortgage Loan Trust Series 2017-2, Class A3
198,106	3.147	(b)	07/25/59	186,941
Sequoia Mortgage Trust Series 2004-10, Class A3A (6M USD LIBOR + 0.660%)
32,789	5.375	(c)	11/20/34	28,553
Verus Securitization Trust Series 2021-8, Class A1
137,333	1.824	(b)(c)	11/25/66	118,954
Verus Securitization Trust Series 2022-INV1, Class A1
95,638	5.041	(b)(i)	08/25/67	94,178

				4,394,384

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				6,940,739

Commercial Mortgage-Backed Securities – 1.9%
Sequential Fixed Rate – 1.1%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
$850,000	2.778%		11/15/54	$658,311
BANK Series 2018-BN14, Class D
350,000	3.000	(b)	09/15/60	236,100

90                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
BANK Series 2019-BNK19, Class D
$200,000	3.000	%(b)	08/15/61	$114,048
BBCMS Mortgage Trust Series 2022-C17, Class A5
2,000,000	4.441		09/15/55	1,901,962
BX Trust Series 2022, Class A
1,650,000	5.760	(b)	10/13/27	1,646,014
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
400,000	3.000	(b)	09/15/50	268,142
DOLP Trust Series 2021-NYC, Class A
1,500,000	2.956	(b)	05/10/41	1,201,644
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
1,100,000	2.626	(c)	04/15/54	910,073

				6,936,294

Sequential Floating Rate(c) –0.8%
BANK Series 2022-BNK40, Class A4
1,150,000	3.394		03/15/64	1,009,344
BX Trust Series 2021-ARIA, Class C (1M USD LIBOR + 1.646%)
950,000	6.330	(b)	10/15/36	887,145
BX Trust Series 2022-PSB, Class A (1M SOFR LIBOR + 2.451%)
1,186,276	7.278	(b)	08/15/39	1,176,476
Taubman Centers Commercial Mortgage Trust Series 2022-DPM, Class A (1M TSFR LIBOR + 2.186%)
950,000	7.013	(b)	05/15/37	897,854
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
700,000	4.000		04/15/55	639,316

				4,610,135

TOTAL COMMERCIAL MORTGAGE - BACKED SECURITIES				$11,546,429

Federal Agencies – 23.7%
FHLMC – 0.0%
$1,761	5.000%		01/01/33	$1,800
166	5.000		06/01/33	170
1,910	5.000		07/01/33	1,952
2,523	5.000		08/01/33	2,580
452	5.000		10/01/33	462
1,095	5.000		11/01/33	1,119
550	5.000		12/01/33	562
1,857	5.000		02/01/34	1,899
816	5.000		03/01/34	837
1,509	5.000		04/01/34	1,546
2,034	5.000		05/01/34	2,080
29,543	5.000		06/01/34	30,210
710	5.000		11/01/34	728
7,800	5.000		04/01/35	7,974
15	5.000		11/01/35	15
1,360	5.000		02/01/37	1,356
9,029	5.000		01/01/40	9,274
5,838	4.000		06/01/40	5,722
41,783	4.000		02/01/41	40,944

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$3,193	4.000%	11/01/41	$3,133

			114,363

GNMA – 7.2%
179,513	4.000	11/20/44	176,692
16,892	4.000	05/20/45	16,606
386,178	4.000	07/20/45	379,626
265,905	4.000	01/20/46	261,145
94,271	4.500	02/20/48	94,481
31,499	4.500	03/20/48	31,529
110,190	4.500	04/20/48	110,056
247,953	4.500	05/20/48	247,420
976,243	4.000	07/20/48	951,445
347,414	4.500	08/20/48	346,233
198,658	5.000	08/20/48	201,879
985,299	4.000	09/20/48	960,270
1,614,488	4.500	09/20/48	1,608,997
229,541	5.000	09/20/48	232,904
228,962	5.000	10/20/48	232,316
935,304	5.000	11/20/48	949,005
381,476	5.000	12/20/48	386,706
1,237,441	4.500	01/20/49	1,232,458
648,985	5.000	01/20/49	657,883
338,438	4.500	02/20/49	337,076
241,899	4.500	03/20/49	240,925
370,208	5.000	03/20/49	375,631
694,479	3.000	08/20/49	638,658
542,834	4.500	10/20/49	538,782
205,605	4.500	12/20/49	203,814
2,244,289	3.000	03/20/50	2,060,208
823,736	3.000	07/20/51	752,429
898,527	3.000	12/20/51	820,184
2,657,367	3.000	02/20/52	2,423,855
13,832,259	4.500	10/20/52	13,622,081
2,000,000	2.000	TBA-30yr(j)	1,698,155
2,000,000	2.500	TBA-30yr(j)	1,760,372
2,000,000	3.500	TBA-30yr(j)	1,875,111
7,000,000	4.000	TBA-30yr(j)	6,738,684

			43,163,616

UMBS – 9.9%
992,714	6.000	01/01/53	1,031,610
1,110,109	2.000	04/01/52	917,078
158,097	4.500	07/01/36	158,686
11,137	4.500	12/01/36	11,178
4,537	4.500	05/01/38	4,554
12,141	4.500	05/01/39	12,210
8,307	4.500	06/01/39	8,355
4,128	4.500	08/01/39	4,153
5,217	4.500	09/01/39	5,236
9,367	4.500	10/01/39	9,400
3,983	4.500	03/01/40	3,997
51,922	4.500	04/01/40	52,129
5,257	4.500	12/01/40	5,278
41,700	4.500	01/01/41	41,866
15,138	4.500	04/01/41	15,195
25,306	4.500	06/01/41	25,400

The accompanying notes are an integral part of these financial statements.                91

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$23,695	4.500%	07/01/41	$23,783
35,446	4.500	08/01/41	35,678
97,427	4.500	09/01/41	97,789
45,454	4.500	10/01/41	45,623
63,658	4.500	11/01/41	63,895
51,513	4.500	12/01/41	51,705
44,984	4.500	01/01/42	44,840
3,299	4.500	03/01/42	3,350
11,657	4.500	04/01/42	11,701
53,635	3.000	12/01/42	50,130
127,827	3.000	01/01/43	119,337
179,056	3.000	04/01/43	166,397
1,165,593	4.000	12/01/44	1,140,830
216,001	4.500	06/01/45	216,476
1,789,374	3.500	07/01/45	1,691,729
4,125,501	4.000	08/01/45	4,033,986
944,390	4.500	11/01/47	943,242
2,756,343	4.000	01/01/48	2,685,725
15,974	4.500	08/01/48	15,870
291,538	4.500	09/01/48	292,004
201,323	5.000	11/01/48	206,137
910,141	3.000	02/01/49	833,373
13,365	4.500	03/01/49	13,250
1,089,936	3.500	07/01/49	1,030,439
930,674	4.000	07/01/49	904,161
702,633	3.500	08/01/49	664,113
441,076	4.500	10/01/50	437,507
2,625,534	3.000	12/01/50	2,383,498
157,723	2.500	03/01/51	137,414
2,834,845	2.500	05/01/51	2,457,385
753,691	2.000	07/01/51	625,038
983,635	2.000	08/01/51	815,419
2,869,283	2.500	09/01/51	2,487,719
793,335	2.500	10/01/51	689,450
821,345	2.500	11/01/51	713,279
1,832,260	2.000	01/01/52	1,519,332
887,388	2.000	02/01/52	734,305
454,343	2.000	03/01/52	375,340
949,804	4.500	04/01/52	930,832
2,144,163	2.000	04/01/52	1,771,324
6,268,706	2.000	05/01/52	5,178,181
62,620	5.000	05/01/52	63,589
2,036,151	5.000	06/01/52	2,070,902
443,660	2.000	06/01/52	366,616
4,530,254	5.000	07/01/52	4,599,795
957,920	4.500	08/01/52	948,599
1,022,680	5.000	08/01/52	1,034,543
981,975	3.000	08/01/52	889,150
994,491	2.000	09/01/52	821,792
982,021	5.500	09/01/52	1,006,650
1,957,738	5.500	11/01/52	2,007,450
2,948,644	6.000	11/01/52	3,083,819
1,955,129	6.000	12/01/52	2,031,123
985,305	6.000	01/01/53	1,018,061

			58,890,000

UMBS, 30 Year, Single Family(j) – 6.6%
3,000,000	6.500	TBA-30yr	3,095,854

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS, 30 Year, Single Family(j) – (continued)
$26,000,000	5.500%	TBA-30yr	$26,264,056
7,000,000	3.500	TBA-30yr	6,501,246
4,000,000	2.500	TBA-30yr	3,447,656

			39,308,812

TOTAL FEDERAL AGENCIES			$141,476,791

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $163,420,111)			$159,963,959

Asset-Backed Securities(c) –5.1%

Collateralized Loan Obligations(b) – 3.8%
AGL CLO 3 Ltd. Series 2020-3A, Class A (3M USD LIBOR + 1.300%)
$2,100,000	6.092%	01/15/33	$2,067,763
Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
2,100,000	6.012	04/15/33	2,061,261
Ares LXIV CLO Ltd. Series 22-64A, Class A1 (3M TSFR + 1.440%)
3,225,000	6.098	04/15/35	3,144,291
Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
5,300,000	6.032	04/15/33	5,220,171
Mountain View CLO LLC Series 2016-1A, Class AR (3M USD LIBOR + 1.360%)
1,800,000	6.152	04/14/33	1,754,613
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-45A, Class A (3M USD LIBOR + 1.130%)
740,000	5.922	10/14/35	721,524
OZLM Ltd.Series 2015-14A, Class CRR (3M USD LIBOR + 3.390%)
1,700,000	8.182	07/15/34	1,497,880
Venture 36 CLO Ltd. Series 2019-36A, Class D (3M USD LIBOR + 4.150%)
900,000	8.958	04/20/32	761,854
Venture CLO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
3,475,000	6.072	04/15/33	3,390,891
Voya CLO Ltd. Series 2019-1A, Class AR (3M USD LIBOR + 1.060%)
2,100,000	5.852	04/15/31	2,066,201

			22,686,449

Student Loan – 1.3%
ECMC Group Student Loan Trust Series 2017-1A, Class A(b) (1M USD LIBOR + 1.200%)
2,520,307	6.045	12/27/66	2,457,352
Educational Services of America, Inc. Series 2015-2, Class A(b) (1M USD LIBOR + 1.000%)
212,492	5.845	12/25/56	212,851
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
110,774	6.008	05/25/34	110,710

92                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)

Student Loan – (continued)
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
	$107,016	5.908%	02/25/42	$106,038
Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
	3,914,997	5.895	12/27/66	3,800,196
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	1,198,860	5.995	09/25/65	1,179,761

				7,866,908

TOTAL ASSET-BACKED SECURITIES (Cost $31,386,205)				$30,553,357

Agency Debentures – 0.2%

Sovereign – 0.2%
FHLMC
	$1,160,000	6.750%	03/15/31	$1,390,063
(Cost $1,382,351)

TOTAL AGENCY DEBENTURES (Cost $1,382,351)				$1,390,063

Structured Note(b)(c) – 0.2%

Banks – 0.2%
Republic of Indonesia (Issuer JPMorgan Chase Bank NA)
IDR	15,414,000,000	7.500%	06/17/35	$1,071,917
(Cost $1,111,769)

TOTAL STRUCTURED NOTES (Cost $1,111,769)				$1,071,917

U.S. Treasury Obligations – 1.6%

United States Treasury Bills(g)
	$9,100,000	0.000%	04/13/23	$9,088,408
United States Treasury Bonds
	1,080,000	1.875	11/15/51	735,412

TOTA L U .S. T REASURY OBLIGATIONS (Cost $9,900,551)				$9,823,820

	Shares	Description		Value

Exchange Traded Funds – 0.1%
	3,755	Vanguard Intermediate- Term Corporate Bond ETF		$301,226
(Cost $306,201)

Shares	Dividend Rate	Value

Investment Company(k) – 1.1%
Goldman Sachs Financial Square Government Fund - Institutional Shares
6,461,210	4.725%	$6,461,210
(Cost $ 6,461,210)

TOTAL INVESTMENTS – 102.6% (Cost $ 639,287,603)		$612,304,536

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%		(15,634,399)

NET ASSETS – 100.0%		$596,670,137

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(d)	Guaranteed by a foreign government until maturity.

(e)	Actual maturity date is September 20, 2117.

(f)	Actual maturity date is June 30, 2120.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Actual maturity date is July 28, 2121.

(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.

(j)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $51,381,134 which represents approximately 8.6% of net assets as of March 31, 2023.

(k)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.                93

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	1,823,578	USD	1,215,097	06/21/23	$7,565
	BRL	5,074,055	USD	981,776	04/04/23	18,783
	CAD	6,667,202	USD	4,896,980	06/21/23	42,878
	CHF	2,628,688	EUR	2,647,593	06/21/23	14,011
	CHF	742,947	USD	811,405	06/21/23	7,866
	CLP	728,938,079	USD	903,023	04/03/23	13,612
	CNH	8,323,933	USD	1,217,413	06/21/23	1,847
	EUR	380,697	AUD	608,048	06/21/23	7,113
	EUR	1,996,520	SEK	22,391,671	06/21/23	8,667
	EUR	20,698,093	USD	22,139,106	04/03/23	311,634
	EUR	6,061,598	USD	6,509,055	06/21/23	95,445
	GBP	837,813	USD	1,007,386	06/21/23	27,810
	ILS	581,288	USD	162,000	06/21/23	185
	JPY	657,755,238	USD	4,954,752	06/21/23	59,602
	KRW	5,019,078,261	USD	3,853,996	06/22/23	6,804
	MXN	21,765,691	USD	1,186,502	06/21/23	2,078
	NZD	2,858,853	AUD	2,641,000	06/21/23	16,844
	NZD	1,839,304	USD	1,130,045	06/21/23	20,025
	SEK	13,956,952	EUR	1,233,448	06/21/23	6,587
	SEK	12,496,550	USD	1,204,395	06/21/23	4,801
	SGD	4,121,095	USD	3,068,632	06/21/23	36,367
	USD	923,501	CLP	728,938,079	04/03/23	6,867
	USD	5,648,085	EUR	5,186,617	04/03/23	22,281
	USD	63,697,953	EUR	58,130,451	06/26/23	343,573
	USD	407,713	GBP	329,077	06/21/23	1,108
	USD	633,977	ILS	2,266,222	06/21/23	1,681
	USD	26,393,550	JPY	3,345,525,000	05/08/23	1,045,124
	USD	1,013,253	JPY	132,079,745	06/07/23	8,455
	USD	407,888	JPY	52,750,492	06/21/23	5,748
	USD	4,031,215	KRW	5,232,759,550	06/15/23	7,672
	USD	4,566,203	KRW	5,934,674,539	06/22/23	1,104
	USD	1,819,938	NOK	18,934,383	06/21/23	4,719
	USD	899,553	SEK	9,274,101	06/21/23	2,169
	USD	1,484,202	SGD	1,945,373	04/25/23	21,246
	USD	636,634	TRY	13,211,429	06/21/23	34,214
	USD	649,524	TWD	19,726,038	05/08/23	1,240
	USD	654,000	TWD	19,665,780	06/12/23	4,962
	ZAR	4,494,294	USD	245,892	06/21/23	4,710

TOTAL						$2,227,397

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	4,530,000	NZD	4,870,081	06/21/23	$(7,886)
	AUD	2,129,830	USD	1,437,432	06/21/23	(9,434)
	CHF	2,144,402	EUR	2,185,232	06/21/23	(16,257)
	CHF	3,687,397	USD	4,076,404	06/21/23	(10,204)
	CLP	729,711,473	USD	924,481	04/03/23	(6,874)
	CLP	322,292,584	USD	406,220	06/29/23	(4,782)

94                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	EUR	443,172	AUD	723,015	06/21/23	$(1,899)
	EUR	800,487	CHF	793,888	06/21/23	(3,260)
	EUR	744,480	CNH	5,555,631	06/21/23	(2,612)
	EUR	883,408	CZK	21,083,021	06/21/23	(7,677)
	EUR	760,807	JPY	109,102,933	06/21/23	(2,792)
	EUR	731,252	SEK	8,262,740	06/21/23	(2,777)
	EUR	1,007,397	USD	1,092,710	04/03/23	(10)
	EUR	782,120	USD	855,796	06/21/23	(3,626)
	GBP	685,734	USD	848,723	06/21/23	(1,435)
	HUF	154,606,194	EUR	395,099	06/21/23	(425)
	ILS	1,684,933	USD	470,415	06/21/23	(304)
	JPY	108,336,384	EUR	760,522	06/21/23	(2,743)
	JPY	109,157,875	USD	831,791	06/07/23	(1,371)
	JPY	53,011,539	USD	407,888	06/21/23	(3,758)
	KRW	530,825,918	USD	411,244	06/21/23	(2,943)
	NOK	1,707,859	USD	164,813	06/21/23	(1,082)
	NZD	657,829	EUR	381,892	06/21/23	(4,772)
	NZD	502,239	USD	314,987	06/21/23	(950)
	SEK	11,836,145	EUR	1,056,552	06/21/23	(5,887)
	TRY	13,124,778	USD	647,584	06/21/23	(49,115)
	TWD	39,220,242	USD	1,296,537	06/12/23	(2,135)
	USD	3,086,918	AUD	4,644,774	06/21/23	(27,286)
	USD	981,834	BRL	5,074,055	04/04/23	(18,726)
	USD	243,930	BRL	1,284,366	05/03/23	(8,038)
	USD	6,366,161	CAD	8,647,640	06/01/23	(38,872)
	USD	5,506,820	CAD	7,502,862	06/21/23	(52,196)
	USD	2,543,713	CHF	2,345,392	06/21/23	(42,620)
	USD	863,300	CLP	729,711,473	04/03/23	(54,308)
	USD	503,553	CLP	410,785,148	06/29/23	(8,109)
	USD	2,038,184	CNH	13,932,819	06/21/23	(2,646)
	USD	676,550	CZK	15,227,484	06/21/23	(24,194)
	USD	79,678,259	EUR	74,718,781	04/03/23	(1,367,476)
	USD	2,308,140	EUR	2,159,673	06/21/23	(44,960)
	USD	16,676,769	GBP	13,775,214	05/16/23	(332,652)
	USD	2,458,256	GBP	2,070,181	06/21/23	(99,643)
	USD	418,851	HUF	155,665,449	06/21/23	(14,157)
	USD	2,297,253	IDR	35,611,321,465	06/15/23	(82,320)
	USD	1,269,441	ILS	4,594,000	06/08/23	(11,444)
	USD	97,176,076	JPY	12,869,047,208	06/07/23	(725,348)
	USD	1,201,695	MXN	22,795,846	06/21/23	(43,141)
	USD	800,206	NOK	8,432,220	06/21/23	(8,182)
	USD	6,088,148	NZD	9,936,284	06/21/23	(124,756)
	USD	500,979	PLN	2,231,633	06/21/23	(13,401)
	USD	4,313,319	SEK	45,835,795	06/21/23	(121,861)
	USD	1,614,837	SGD	2,154,205	06/21/23	(8,229)
	USD	1,350,962	THB	46,278,286	06/21/23	(13,718)
	USD	624,991	ZAR	11,695,239	06/21/23	(27,137)

TOTAL						$(3,472,430)

The accompanying notes are an integral part of these financial statements.                95

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA	4.500%	TBA - 30yr	04/20/23	$(16,000,000)	$(15,759,344)
GNMA	3.000	TBA - 30yr	04/20/23	(2,000,000)	(1,819,332)
GNMA	5.000	TBA - 30yr	04/20/23	(1,000,000)	(1,001,019)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	05/11/23	(1,000,000)	(827,218)
UMBS, 30 Year, Single Family	4.500	TBA - 30yr	04/13/23	(1,000,000)	(979,531)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	04/13/23	(2,000,000)	(1,652,562)

(PROCEEDS RECEIVABLE: $(21,873,008))					$(22,039,006)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	49	06/28/23	$6,247,132	$ 32,094
2 Year Euro-Schatz	106	06/08/23	12,150,379	121,349
20 Year U.S. Treasury Bonds	41	06/21/23	5,377,406	(27,536)
30 Year German Euro-Buxl	24	06/08/23	3,666,304	161,728
5 Year German Euro-Bobl	163	06/08/23	21,484,377	304,961
5 Year U.S. Treasury Notes	123	06/30/23	13,469,461	23,069
Australian 10 Year Government Bonds	58	06/15/23	4,764,320	137,853
Australian 3 Year Government Bonds	84	06/15/23	6,109,978	83,151
Canada 10 Year Government Bonds	155	06/21/23	14,468,960	604,896
French 10 Year Government Bonds	64	06/08/23	9,039,003	281,126
Ultra Long U.S. Treasury Bonds	97	06/21/23	13,689,125	424,223

Total				$ 2,146,914

Short position contracts:
10 Year U.S. Treasury Notes	(132)	06/21/23	(15,928,375)	(181,898)
2 Year U.S. Treasury Notes	(48)	06/30/23	(9,909,750)	29,259
30 Day Federal Funds	(42)	09/29/23	(16,667,458)	12,560

Total				$ (140,079)

TOTAL FUTURES CONTRACTS				$ 2,006,835

96                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M KLIBOR	3.271	BofA Securities LLC	12/21/31	MYR1,540	$(15,580)	$ —	$(15,580)
3M KLIBOR	3.735	Citibank NA	07/14/32	1,950	(4,720)	—	(4,720)
3M KLIBOR	3.750	Citibank NA	12/21/32	3,450	(9,356)	(46,988)	37,632
3M KLIBOR	3.680	MS & Co. Int. PLC	07/12/32	1,940	(6,743)	—	(6,743)

TOTAL					$(36,399)	$(46,988)	$ 10,589

(a)	Payments made quarterly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Average(a)	11.814%(a)	01/02/24	BRL	20,820		$(54,940)	$8,227	$(63,167)
1M BID Average(a)	13.950(a)	01/02/24		6,380		6,787	(21,851)	28,638
12.795%(a)	1M BID Average(a)	01/02/24		19,730		22,642	—	22,642
6M EURO(b)	1.750(c)	09/21/24	EUR	2,880		(47,698)	(16,163)	(31,535)
1M BID Average(a)	12.060(a)	01/02/25	BRL	6,510		(10,134)	(11,816)	1,682
1M BID Average(a)	12.063(a)	01/02/25		11,420	(d)	1,101	—	1,101
10.950(a)	1M BID Average(a)	01/02/25		530		3,239	(639)	3,878
13.300(a)	1M BID Average(a)	01/02/25		7,340		(23,190)	(49)	(23,141)
6M GBP(e)	4.000(e)	03/07/25	GBP	36,090	(d)	(3,820)	(154,735)	150,915
4.000(e)	3M SOFR(e)	03/11/25		$47,830	(d)	(259,478)	173,609	(433,087)
6M EURO(c)	3.500(c)	03/13/25	EUR	3,870	(d)	21,579	(13,387)	34,966
3M SOFR(c)	4.540(c)	03/15/25		$6,050	(d)	55,952	60,443	(4,491)
Mexico Interbank TIIE 28 Days(a)	10.500(a)	06/18/25	MXN	36,790	(d)	32,585	14,996	17,589
3M SOFR(c)	3.500(c)	06/21/25		$3,500	(d)	(22,666)	(8,827)	(13,839)
3M SOFR(c)	3.750(c)	06/21/25		10,510	(d)	(18,251)	22,221	(40,472)
2.750(b)	3M CNRR(b)	06/21/25	CNY	39,900	(d)	(25,405)	(5,959)	(19,446)
3.250(b)	3M HIBOR(b)	06/21/25	HKD	27,750	(d)	34,832	4,267	30,565
3M STIBOR(b)	4.000(c)	06/21/25	SEK	107,510	(d)	109,278	28,762	80,516
3M NZDOR(b)	5.250(f)	06/21/25	NZD	22,810	(d)	85,450	(4,367)	89,817
3.750(b)	6M AUDOR(b)	06/21/25	AUD	18,700	(d)	(84,662)	53,982	(138,644)
2.250	6M EURO	06/21/25	EUR	15,950	(d)	296,541	287,115	9,426
6M GBP(c)	3.750(c)	06/21/26	GBP	4,440	(d)	(36,973)	(77,338)	40,365
1M BID Average(a)	11.230(a)	01/04/27	BRL	1,370		(6,437)	(10,734)	4,297
1M BID Average(a)	13.030(a)	01/04/27		3,980	(d)	18,511	3,828	14,683
1M BID Average(a)	8.495(a)	01/04/27		2,060		(42,844)	(47,212)	4,368
3.714(c)	3M SOFR(c)	09/30/27		$6,470	(d)	(95,039)	(83,981)	(11,058)
3M SOFR(c)	3.350(c)	10/06/27		75,710	(d)	697,085	254,399	442,686
2.600(f)	6M CDOR(f)	03/24/28	CAD	6,520	(d)	24,002	3,064	20,938
3M SOFR(c)	2.920(c)	03/27/28		$4,870	(d)	8,876	8,771	105
6M EURO(f)	3.500(c)	04/13/28	EUR	5,060	(d)	115,011	53,906	61,105
6M CHFOR	2.000	06/21/28	CHF	5,910	(d)	27,714	27,399	315
3M THOR(b)	2.250(b)	06/21/28	THB	52,510	(d)	1,509	7,186	(5,677)
1M CNRR(b)	3.000(b)	06/21/28	CNY	420,820	(d)	444,806	(16,643)	461,449

The accompanying notes are an integral part of these financial statements.                97

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M SOFR(c)	3.250%(c)	06/21/28		$6,710	(d)	$(3,437)	$(140,416)	$136,979
3M KWCDC(b)	3.500(b)	06/21/28	KRW	5,337,340	(d)	71,375	(34,966)	106,341
6M GBP(c)	3.500(c)	06/21/28	GBP	690	(d)	(7,785)	(17,242)	9,457
3M STIBOR(b)	3.500(c)	06/21/28	SEK	11,330	(d)	26,111	7,218	18,893
3.750%(c)	3M NIBOR(f)	06/21/28	NOK	38,170	(d)	(95,595)	(44,322)	(51,273)
3M NZDOR(b)	4.750(f)	06/21/28	NZD	8,060	(d)	85,232	(18,337)	103,569
4.000(f)	6M AUDOR(f)	06/21/28	AUD	4,680	(d)	(67,204)	(21,717)	(45,487)
3.500(f)	6M CDOR(f)	06/21/28	CAD	9,140	(d)	(69,882)	99,098	(168,980)
2.250(c)	6M EURO(c)	06/21/28	EUR	2,520	(d)	65,857	112,205	(46,348)
2.500(c)	6M EURO(f)	06/21/28		3,770	(d)	96,870	127,486	(30,616)
0.250(c)	6M JYOR(c)	06/21/28	JPY	6,587,310	(d)	256,343	529,652	(273,309)
2.350(c)	6M EURO(f)	07/04/29	EUR	1,550	(d)	36,045	(22,822)	58,867
6M GBP(c)	3.250(c)	06/21/30	GBP	3,880	(d)	(74,797)	(148,926)	74,129
3.250(c)	6M GBP(c)	06/21/32		3,810	(d)	56,968	87,470	(30,502)
2.680(c)	3M SOFR(c)	07/28/32		$5,470	(d)	59,492	92,884	(33,392)
6M EURO(f)	2.500(c)	12/20/32	EUR	9,500	(d)	(141,072)	(130,402)	(10,670)
6M CDOR(f)	3.170(f)	03/23/33	CAD	4,230	(d)	(8,892)	(5,805)	(3,087)
3.060(c)	3M SOFR(c)	03/27/33		$3,210	(d)	(9,069)	(4,715)	(4,354)
1.000(c)	6M JYOR(c)	03/27/33	JPY	228,630	(d)	(1,602)	(4,631)	3,029
6M CHFOR(c)	2.000(c)	06/21/33	CHF	13,990	(d)	88,517	(54,667)	143,184
3M SOFR(c)	3.000(c)	06/21/33		$18,890	(d)	(224,207)	(555,473)	331,266
6M GBP(c)	3.250(c)	06/21/33	GBP	3,890	(d)	(54,491)	(167,732)	113,241
3M KWCDC(b)	3.500(b)	06/21/33	KRW	2,294,830	(d)	62,808	5,279	57,529
3M NIBOR(f)	3.500(c)	06/21/33	NOK	37,600	(d)	124,016	81,290	42,726
4.750(f)	3M NZDOR(b)	06/21/33	NZD	4,020	(d)	(96,684)	(77,423)	(19,261)
3.250(c)	3M STIBOR(b)	06/21/33	SEK	114,810	(d)	(393,564)	(337,299)	(56,265)
6M AUDOR(f)	4.250(f)	06/21/33	AUD	21,870	(d)	495,643	(62,834)	558,477
6M WIBOR(f)	6.000(c)	06/21/33	PLN	6,750	(d)	70,254	20,395	49,859
3.500(f)	6M CDOR(f)	06/21/33	CAD	18,240	(d)	(259,837)	38,720	(298,557)
2.500(c)	6M EURO(f)	06/21/33	EUR	15,220	(d)	633,736	588,053	45,683
0.500(c)	6M JYOR(c)	06/21/33	JPY	1,804,210	(d)	229,820	421,955	(192,135)
3M JIBAR(b)	9.250(b)	06/21/33	ZAR	14,950	(d)	7,342	(6,357)	13,699
3.250(c)	6M GBP(c)	06/21/35	GBP	1,550	(d)	20,690	73,057	(52,367)
3.240(c)	3M SOFR(c)	10/06/35		$17,120	(d)	(340,541)	(115,950)	(224,591)
6M EURO(f)	2.855(c)	07/04/37	EUR	5,740	(d)	(34,584)	(235,552)	200,968
3M SOFR(c)	2.910(c)	07/28/37		$13,360	(d)	(126,501)	(183,524)	57,023
6M EURO(f)	2.152(c)	08/09/37	EUR	5,850	(d)	(192,154)	(78,966)	(113,188)
3M SOFR(c)	2.720(c)	08/11/37		$13,520	(d)	(216,320)	(384,921)	168,601
6M JYOR(c)	1.500(c)	03/28/38	JPY	241,430	(d)	17,009	10,531	6,478
6M GBP(c)	3.000(c)	06/21/38	GBP	1,180	(d)	(56,473)	(102,873)	46,400
1.451(c)	6M EURO(f)	08/10/42	EUR	13,240	(d)	407,432	101,352	306,080
2.500(c)	6M EURO(f)	12/20/42		5,690	(d)	69,310	28,316	40,994
2.500(c)	6M EURO(f)	06/21/43		370	(d)	18,394	21,797	(3,403)
2.080(c)	3M SOFR(c)	07/28/47		$10,230	(d)	105,775	97,465	8,310
6M EURO(f)	1.051(c)	08/11/47	EUR	7,290	(d)	(149,440)	(26,688)	(122,752)
1.560(c)	6M EURO(f)	07/06/52		4,410	(d)	133,284	(157,758)	291,042
2.170(c)	3M SOFR(c)	08/11/52		$6,530	(d)	219,385	168,808	50,577
6M EURO(f)	2.250(c)	06/21/53	EUR	470	(d)	(23,701)	(29,738)	6,037

98                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund		Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M GBP(c)	3.000	%(c)	12/21/62	GBP	470(d)	$(10,105)	$3,771	$(13,876)

TOTAL						$2,075,734	$83,220	$1,992,514

(a)	Payments made at monthly.
(b)	Payments made quarterly.
(c)	Payments made annually.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.
(e)	Payments made at maturity.
(f)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.IG Index 34	1.000%	0.552%	06/20/25		$4,175	$40,930	$32,957	$7,973
CDX.NA.IG Index 37	1.000	0.610	12/20/26		97,850	1,338,926	1,232,575	106,351
CDX.NA.IG Index 39	1.000	0.726	12/20/27		4,600	55,232	30,656	24,576
Republic of Chile, 3.240%, 2/6/28	1.000	1.031	06/20/28		3,350	(3,704)	(7,042)	3,338
Republic of Indonesia, 4.125%, 01/15/25	1.000	0.936	06/20/28		3,340	11,088	(2,556)	13,644
Republic of Panama, 8.875%, 09/30/27	1.000	1.065	12/20/27		520	(1,281)	(10,064)	8,783
Republic of Peru, 8.750%, 11/21/2033	1.000	1.091	06/20/28		3,330	(13,141)	(9,248)	(3,893)
Unibail-Rodamco-Westfield SE, 1.375%, 03/09/26	1.000	0.947	06/20/24	EUR	1,200	1,258	5,869	(4,611)
United Mexican States, 4.150%, 03/28/27	1.000	1.172	06/20/28		$3,370	(26,089)	(31,408)	5,319

TOTAL						$1,403,219	$1,241,739	$161,480

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.                99

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	5,000,000	$5,000,000	$23,654	$167,500	$(143,846)
1Y IRS	Citibank NA	1.977	12/01/2023	4,610,000	4,610,000	32,782	104,865	(72,083)
1Y IRS	MS & Co. Int. PLC	2.518	10/27/2023	4,600,000	4,600,000	70,956	122,172	(51,216)

				14,210,000	$14,210,000	$127,392	$394,537	$(267,145)

Puts
1Y IRS	Barclays Bank PLC	3.589	02/12/2024	16,050,000	16,050,000	51,573	34,645	16,928
3M IRS	Citibank NA	3.760	04/11/2023	10,560,000	10,560,000	1,231	9,246	(8,015)
3M IRS	Citibank NA	3.660	04/11/2023	10,560,000	10,560,000	1,231	11,971	(10,740)
1Y IRS	Deutsche Bank AG (London)	2.960	09/05/2023	5,040,000	5,040,000	157,100	196,207	(39,107)
1Y IRS	JPMorgan Securities, Inc.	2.800	08/23/2023	5,040,000	5,040,000	197,863	181,966	15,897

				47,250,000	$47,250,000	$408,998	$434,035	$(25,037)

Total purchased option contracts				61,460,000	$61,460,000	$536,390	$828,572	$(292,182)

Written option contracts Calls
1M IRS	Citibank NA	3.237	04/06/2023	(2,640,000)	(2,640,000)	(71,312)	(31,867)	(39,445)
1M IRS	Citibank NA	3.130	04/17/2023	(2,850,000)	(2,850,000)	(20,650)	(45,493)	24,843
1Y IRS	Citibank NA	1.750	07/28/2023	(5,000,000)	(5,000,000)	(4,746)	(62,500)	57,754
1Y IRS	Citibank NA	2.075	07/28/2023	(5,000,000)	(5,000,000)	(10,741)	(105,000)	94,259
1Y IRS	Citibank NA	1.484	12/01/2023	(1,860,000)	(1,860,000)	(22,386)	(104,979)	82,593
1M IRS	Deutsche Bank AG (London)	3.698	04/03/2023	(2,850,000)	(2,850,000)	(123,648)	(32,989)	(90,659)
1M IRS	Deutsche Bank AG (London)	3.620	04/10/2023	(2,850,000)	(2,850,000)	(105,852)	(35,340)	(70,512)
1M IRS	Deutsche Bank AG (London)	3.140	04/24/2023	(2,850,000)	(2,850,000)	(26,699)	(39,551)	12,852
1M IRS	JPMorgan Securities, Inc.	2.907	04/13/2023	(2,670,000)	(2,670,000)	(16,039)	(40,180)	24,141
1M IRS	JPMorgan Securities, Inc.	2.845	04/20/2023	(2,720,000)	(2,720,000)	(16,015)	(44,919)	28,904
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(531,000,000)	(531,000,000)	(36,435)	(16,922)	(19,513)
1Y IRS	MS & Co. Int. PLC	1.945	10/27/2023	(1,930,000)	(1,930,000)	(47,145)	(121,963)	74,818
1M IRS	UBS AG (London)	2.934	04/27/2023	(2,740,000)	(2,740,000)	(29,645)	(38,457)	8,812

				(566,960,000)	$(566,960,000)	$(531,313)	$(720,160)	$188,847

Puts
1Y IRS	Barclays Bank PLC	3.338	02/12/2024	(1,880,000)	(1,880,000)	(37,811)	(34,640)	(3,171)
1M IRS	Citibank NA	3.237	04/06/2023	(2,640,000)	(2,640,000)	(1,098)	(31,867)	30,769
1M IRS	Citibank NA	3.130	04/17/2023	(2,850,000)	(2,850,000)	(32,407)	(45,493)	13,086
3M IRS	Citibank NA	3.536	04/11/2023	(5,370,000)	(5,370,000)	(2,126)	(11,987)	9,861
3M IRS	Citibank NA	3.661	04/11/2023	(5,360,000)	(5,360,000)	(2,122)	(9,241)	7,119
1M IRS	Deutsche Bank AG (London)	3.698	04/03/2023	(2,850,000)	(2,850,000)	—	(32,988)	32,988
1M IRS	Deutsche Bank AG (London)	3.620	04/10/2023	(2,850,000)	(2,850,000)	(75)	(35,340)	35,265
1M IRS	Deutsche Bank AG (London)	3.140	04/24/2023	(2,850,000)	(2,850,000)	(35,087)	(39,551)	4,464
1Y IRS	Deutsche Bank AG (London)	3.405	09/05/2023	(5,040,000)	(5,040,000)	(72,205)	(120,257)	48,052
1Y IRS	Deutsche Bank AG (London)	3.850	09/05/2023	(5,040,000)	(5,040,000)	(29,273)	(75,951)	46,678

100                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

    OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

1M IRS	JPMorgan Securities, Inc.	2.907%	04/13/2023	(2,670,000)	$(2,670,000)	$(27,265)	$(40,181)	$ 12,916
1M IRS	JPMorgan Securities, Inc.	2.845	04/20/2023	(2,720,000)	(2,720,000)	(42,953)	(44,919)	1,966
1Y IRS	JPMorgan Securities, Inc.	3.660	08/23/2023	(5,040,000)	(5,040,000)	(40,919)	(69,622)	28,703
1Y IRS	JPMorgan Securities, Inc.	3.230	08/23/2023	(5,040,000)	(5,040,000)	(97,154)	(112,344)	15,190
1M IRS	UBS AG (London)	2.934	04/27/2023	(2,740,000)	(2,740,000)	(34,086)	(38,457)	4,371

				(54,940,000)	$(54,940,000)	$(454,581)	$(742,838)	$ 288,257

Total written option contracts				(621,900,000)	$(621,900,000)	$(985,894)	$(1,462,998)	$ 477,104

TOTAL				(560,440,000)	$(560,440,000)	$(449,504)	$(634,426)	$ 184,922

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesia Rupiah
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RON	—Romania New Leu
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thailand Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.                101

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:

CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
TSFR	—Term Secured Overnight Financing Rate
UMBS	—Uniform Mortgage Backed Securities

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 34	—CDX North America Investment Grade Index 34
CDX.NA.IG Ind 37	—CDX North America Investment Grade Index 37
CDX.NA.IG Ind 39	—CDX North America Investment Grade Index 39
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

102                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Schedule of Investments

March 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – 70.4%

Aerospace & Defense – 1.6%
Howmet Aerospace, Inc.
	$220,000	5.950%	02/01/37	$221,765
The Boeing Co.(a)
	90,000	5.150	05/01/30	90,571
	25,000	3.250	02/01/35	20,391
	90,000	5.805	05/01/50	90,489
TransDigm, Inc.(a)
	130,000	5.500	11/15/27	122,594
	40,000	4.625	01/15/29	35,532
	270,000	4.875	05/01/29	238,993
Triumph Group, Inc.(a)
	270,000	7.750	08/15/25	247,533

				1,067,868

Agriculture – 0.2%
MHP Lux SA
	200,000	6.950	04/03/26	100,125

Airlines(b) – 0.8%
Allegiant Travel Co.(a)
	70,000	7.250	08/15/27	69,049
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
	181,000	5.750	04/20/29	173,718
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(a)
	134,309	6.500	06/20/27	133,990
United Airlines, Inc.(a)
	165,000	4.375	04/15/26	158,219

				534,976

Automotive – 1.5%
Dealer Tire LLC/DT Issuer LLC(a)(b)
	374,000	8.000	02/01/28	336,114
Ford Motor Co.
	130,000	4.750	01/15/43	98,964
Ford Motor Credit Co. LLC(a)
	235,000	4.950	05/28/27	224,138
General Motors Co.(a)
	175,000	6.125	10/01/25	178,059
General Motors Financial Co., Inc.(a)
	150,000	5.650	01/17/29	151,902

				989,177

Banks – 12.4%
Banco do Brasil SA(a)(c) (10 year CMT + 4.398%)
	400,000	6.250	04/15/24	364,400
Banco Mercantil del Norte SA(c) (10 Year CMT + 5.353%)
	400,000	7.625	01/10/28	354,000
Banco Santander SA
	400,000	2.749	12/03/30	312,796
Bank of America Corp.(a)(c)
(3M USD LIBOR + 0.990%)
	50,000	2.496	02/13/31	42,374
(3M USD LIBOR + 1.070%)
	375,000	3.970	03/05/29	355,174
(3M USD LIBOR + 1.190%)
	125,000	2.884	10/22/30	108,708

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(3M USD LIBOR + 1.310%)
	$100,000	4.271%		07/23/29	$96,247
(SOFR + 1.530%)
	200,000	1.898		07/23/31	160,342
(SOFR + 2.150%)
	275,000	2.592		04/29/31	232,917
Barclays PLC(a)
	250,000	4.337		01/10/28	238,097
(SOFR + 2.714%)
	225,000	2.852	(c)	05/07/26	210,251
BBVA Bancomer SA(a)(c) (5 year CMT + 2.650%)
	200,000	5.125		01/18/33	171,450
BNP Paribas SA(a)(b)(c) (SOFR + 1.004%)
	200,000	1.323		01/13/27	176,840
Citigroup, Inc.
	475,000	4.125		07/25/28	449,635
(SOFR + 1.422%)
	100,000	2.976	(a)(c)	11/05/30	87,642
Credit Suisse Group AG
	250,000	4.550		04/17/26	229,707
Deutsche Bank AG(a)(c) (SOFR + 2.159%)
	150,000	2.222		09/18/24	145,896
Fifth Third Bancorp(a)(c) (SOFR + 2.127%)
	100,000	4.772		07/28/30	92,285
Freedom Mortgage Corp.(a)(b)
	315,000	7.625		05/01/26	256,136
HSBC Holdings PLC(a)(c) (SOFR + 1.538%)
	200,000	1.645		04/18/26	182,744
Itau Unibanco Holding SA(a)(c) (5 year CMT + 3.981%)
	200,000	7.721		06/12/23	180,700
JPMorgan Chase & Co.(a)(c)
(3M TSFR + 3.125%)
	111,000	4.600		02/01/25	103,690
(3M USD LIBOR + 0.945%)
	375,000	3.509		01/23/29	351,210
(SOFR + 2.515%)
	50,000	2.956		05/13/31	43,058
M&T Bank Corp.(a)(c) (SOFR + 1.850%)
	100,000	5.053		01/27/34	92,528
Macquarie Bank Ltd.(a)(b)(c) (5 year CMT + 1.700%)
	200,000	3.052		03/03/36	153,094
Morgan Stanley(a)(c)
(3M USD LIBOR + 1.628%)
	25,000	4.431		01/23/30	24,063
(SOFR + 1.034%)
	100,000	1.794		02/13/32	78,517
(SOFR + 1.143%)
	600,000	2.699		01/22/31	516,552
(SOFR + 1.610%)
	200,000	4.210		04/20/28	194,296
NatWest Group PLC(a)(c) (3M USD LIBOR + 1.762%)
	225,000	4.269		03/22/25	220,538
Popular, Inc.(a)
	165,000	7.250		03/13/28	161,896
The Bank of New York Mellon Corp.(a)(c) (SOFR + 1.755%)
	15,000	4.596		07/26/30	14,738

The accompanying notes are an integral part of these financial statements.                103

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
The PNC Financial Services Group, Inc. (a)(c) (5 year CMT + 3.238%)
$310,000	6.200%		12/31/99	$286,412
Truist Financial Corp. (a)(c) (10 year CMT + 4.349%)
316,000	5.100		03/01/30	277,009
Turkiye Vakiflar Bankasi TAO(b)
200,000	6.500		01/08/26	186,725
UBS Group AG(a)(b)(c) (1 year CMT + 1.100%)
200,000	2.746		02/11/33	160,634
Wells Fargo & Co.
300,000	4.300		07/22/27	290,910
125,000	4.150	(a)	01/24/29	119,586
(SOFR + 2.100%)
155,000	4.897	(a)(c)	07/25/33	151,185
Yapi ve Kredi Bankasi A/S(a)(b)(c) (5 year USD Swap + 11.245%)
200,000	13.875		01/15/24	205,288

				8,080,270

Beverages(a) – 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
150,000	4.700		02/01/36	148,988
Constellation Brands, Inc.
100,000	3.150		08/01/29	91,474
Keurig Dr Pepper, Inc.
176,000	3.200		05/01/30	160,494

				400,956

Biotechnology(a) – 0.5%
Amgen, Inc.
150,000	5.250		03/02/30	153,258
150,000	5.250		03/02/33	154,055

				307,313

Building Materials(a) – 0.9%
Carrier Global Corp.
150,000	2.722		02/15/30	131,754
Cornerstone Building Brands, Inc.(b)
167,000	6.125		01/15/29	119,338
CP Atlas Buyer, Inc.(b)
198,000	7.000		12/01/28	146,904
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
25,000	4.900		12/01/32	25,326
Standard Industries, Inc.(b)
150,000	4.375		07/15/30	130,238

				553,560

Chemicals(a)(b) – 1.8%
ASP Unifrax Holdings, Inc.
60,000	5.250		09/30/28	47,956
Avient Corp.
115,000	7.125		08/01/30	118,596
Axalta Coating Systems LLC
250,000	3.375		02/15/29	216,490
Ingevity Corp.
125,000	3.875		11/01/28	108,039

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(a)(b) – (continued)
International Flavors & Fragrances, Inc.
	$275,000	2.300%		11/01/30	$220,866
Minerals Technologies, Inc.
	210,000	5.000		07/01/28	192,169
The Chemours Co.
	205,000	4.625		11/15/29	169,758
WR Grace Holdings LLC
	150,000	5.625		08/15/29	127,255

					1,201,129

Commercial Services – 2.3%
Adani Ports & Special Economic Zone Ltd.
	250,000	3.375		07/24/24	229,687
Alarm.com Holdings, Inc.(d)
	15,000	0.000		01/15/26	12,655
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a)(b)
	170,000	6.000		06/01/29	126,728
APi Group DE, Inc.(a)(b)
	396,000	4.125		07/15/29	340,287
	32,000	4.750		10/15/29	28,261
APX Group, Inc.(a)(b)
	199,000	5.750		07/15/29	178,290
CoStar Group, Inc.(a)(b)
	75,000	2.800		07/15/30	62,829
Garda World Security Corp.(a)(b)
	50,000	7.750		02/15/28	49,285
Quanta Services, Inc.(a)
	61,000	2.900		10/01/30	52,069
Verisure Holding AB(a)(b)
EUR	125,000	3.250		02/15/27	120,026
Verisure Midholding AB(a)
	125,000	5.250	(b)	02/15/29	112,566
	200,000	5.250		02/15/29	180,105

					1,492,788

Computers(a) – 0.5%
Dell International LLC/EMC Corp.
	$129,000	6.020		06/15/26	132,402
	25,000	5.300		10/01/29	25,158
KBR, Inc.(b)
	71,000	4.750		09/30/28	63,460
Presidio Holdings, Inc.(b)
	25,000	8.250		02/01/28	23,787
Unisys Corp.(b)
	80,000	6.875		11/01/27	51,047
Virtusa Corp.(b)
	62,000	7.125		12/15/28	49,089

					344,943

Distribution & Wholesale(a)(b) – 0.3%
BCPE Empire Holdings, Inc.
	246,000	7.625		05/01/27	224,834

Diversified Financial Services(a) – 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	175,000	6.500		07/15/25	175,906
AG Issuer LLC(b)
	228,000	6.250		03/01/28	206,240

104                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services(a) – (continued)
AG TTMT Escrow Issuer LLC(b)
$30,000	8.625%	09/30/27	$30,187
Air Lease Corp.
75,000	2.875	01/15/26	69,922
320,000	3.750	06/01/26	302,365
Ally Financial, Inc.(c) (7 year CMT + 3.481%)
295,000	4.700	05/15/28	195,299
Aviation Capital Group LLC(b)
75,000	1.950	01/30/26	66,671
Avolon Holdings Funding Ltd.(b)
60,000	3.950	07/01/24	58,346
100,000	2.875	02/15/25	93,721
50,000	4.250	04/15/26	46,833
Global Aircraft Leasing Co. Ltd.(b) (PIK 7.250%, Cash 6.500%)
94,581	6.500	09/15/24	85,398
LD Holdings Group LLC(b)
150,000	6.500	11/01/25	95,643
Midcap Financial Issuer Trust(b)
200,000	6.500	05/01/28	169,118
Nationstar Mortgage Holdings, Inc.(b)
132,000	5.500	08/15/28	113,183
Navient Corp.
351,000	5.500	03/15/29	296,423
NFP Corp.(b)
354,000	6.875	08/15/28	304,061
OneMain Finance Corp.
164,000	4.000	09/15/30	122,929
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.(b)
105,000	6.375	02/01/27	98,094
United Wholesale Mortgage LLC(b)
175,000	5.500	11/15/25	165,730
138,000	5.500	04/15/29	115,679
VistaJet Malta Finance PLC/XO Management Holding, Inc.(b)
75,000	7.875	05/01/27	72,368
275,000	6.375	02/01/30	245,861

			3,129,977

Electrical(a) – 1.2%
AES Panama Generation Holdings Srl
400,000	4.375	05/31/30	342,160
American Electric Power Co., Inc.
25,000	2.300	03/01/30	21,089
Pacific Gas & Electric Co.
25,000	2.100	08/01/27	21,799
50,000	2.500	02/01/31	40,468
Pike Corp.(b)
290,000	5.500	09/01/28	252,915
Vistra Operations Co. LLC(b)
50,000	3.550	07/15/24	48,297
60,000	4.300	07/15/29	53,506

			780,234

Electrical Components & Equipment(a)(b) – 0.0%
Energizer Holdings, Inc.
9,000	6.500	12/31/27	8,767

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electronics(a)(b) – 0.3%
Imola Merger Corp.
	$245,000	4.750%		05/15/29	$219,057

Engineering & Construction(a) – 1.5%
Aeropuerto Internacional de Tocumen SA(b)
	210,000	4.000		08/11/41	166,924
Arcosa, Inc.(b)
	125,000	4.375		04/15/29	112,516
Global Infrastructure Solutions, Inc.(b)
	135,000	5.625		06/01/29	112,732
	105,000	7.500		04/15/32	90,479
IHS Netherlands Holdco B.V.
	200,000	8.000		09/18/27	176,600
Mexico City Airport Trust
	400,000	5.500		10/31/46	305,575

					964,826

Entertainment(a)(b) – 0.6%
Allen Media LLC/Allen Media Co-Issuer, Inc.
	115,000	10.500		02/15/28	62,969
Cinemark USA, Inc.
	190,000	5.875		03/15/26	178,934
SeaWorld Parks & Entertainment, Inc.
	190,000	5.250		08/15/29	170,970

					412,873

Environmental(a)(b) – 1.1%
GFL Environmental, Inc.
	441,000	4.000		08/01/28	400,640
Waste Pro USA, Inc.
	349,000	5.500		02/15/26	321,087

					721,727

Food & Drug Retailing – 0.9%
H-Food Holdings LLC/Hearthside Finance Co., Inc.(a)(b)
	230,000	8.500		06/01/26	142,239
Kraft Heinz Foods Co.
	205,000	6.875		01/26/39	232,249
	101,000	5.500	(a)	06/01/50	102,257
US Foods, Inc.(a)(b)
	135,000	4.625		06/01/30	121,943

					598,688

Hand/Machine Tools(a)(b) – 0.2%
Regal Rexnord Corp.
	105,000	6.300		02/15/30	105,484

Healthcare Providers & Services(a) – 1.9%
CAB SELAS(b)
EUR	150,000	3.375		02/01/28	133,416
Chrome Holdco SASU(b)
	200,000	5.000		05/31/29	160,092
CHS/Community Health Systems, Inc.(b)
	$149,000	4.750		02/15/31	110,196
DaVita, Inc.(b)
	201,000	3.750		02/15/31	158,380
Laboratoire Eimer Selas(b)
EUR	100,000	5.000		02/01/29	81,113

The accompanying notes are an integral part of these financial statements.                105

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(a) – (continued)
Medline Borrower LP(b)
	$260,000	3.875%		04/01/29	$225,589
	180,000	5.250		10/01/29	156,166
Tenet Healthcare Corp.
	96,000	6.125		10/01/28	91,530
	99,000	6.125	(b)	06/15/30	97,796

					1,214,278

Home Builders(a) – 0.6%
KB Home
	120,000	7.250		07/15/30	121,874
LGI Homes, Inc.(b)
	315,000	4.000		07/15/29	255,500

					377,374

Housewares(a) – 0.2%
Newell Brands, Inc.
	120,000	6.000		04/01/46	98,258

Insurance(a) – 1.5%
Acrisure LLC/Acrisure Finance, Inc.(b)
	60,000	10.125		08/01/26	59,955
	250,000	4.250		02/15/29	213,318
	210,000	6.000		08/01/29	174,220
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
	119,000	6.750		10/15/27	110,426
American International Group, Inc.
	25,000	3.400		06/30/30	22,407
AssuredPartners, Inc.(b)
	70,000	5.625		01/15/29	60,450
BroadStreet Partners, Inc.(b)
	300,000	5.875		04/15/29	254,523
Equitable Holdings, Inc.
	60,000	4.350		04/20/28	57,677

					952,976

Internet(a) – 2.0%
Adevinta ASA
EUR	100,000	3.000		11/15/27	97,718
Endurance International Group Holdings, Inc.(b)
	$164,000	6.000		02/15/29	112,169
Expedia Group, Inc.
	167,000	4.625		08/01/27	164,238
	21,000	2.950		03/15/31	17,500
Getty Images, Inc.(b)
	358,000	9.750		03/01/27	357,592
Match Group Holdings II LLC(b)
	167,000	3.625		10/01/31	135,978
Meta Platforms, Inc.
	225,000	3.850		08/15/32	210,730
Prosus NV(b)
EUR	120,000	2.031		08/03/32	92,725
United Group B.V.(b)
	175,000	4.625		08/15/28	139,529

					1,328,179

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Investment Companies(a)(b) – 0.3%
JAB Holdings B.V.
	$250,000	2.200%		11/23/30	$198,560

Iron/Steel(a) – 0.3%
Metinvest B.V.
	200,000	8.500		04/23/26	122,000
Vale Overseas Ltd.
	60,000	3.750		07/08/30	53,565

					175,565

Leisure Time(a)(b) – 0.2%
TUI Cruises GmbH
EUR	125,000	6.500		05/15/26	121,107

Lodging(a) – 0.6%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand
Vacations Borrower Esc(b)
	$230,000	5.000		06/01/29	204,021
Marriott International, Inc.
	100,000	5.000		10/15/27	100,228
	50,000	4.900		04/15/29	49,537
Marriott Ownership Resorts, Inc.(b)
	60,000	4.500		06/15/29	51,080

					404,866

Machinery-Construction & Mining(a)(b) – 0.3%
Vertiv Group Corp.
	244,000	4.125		11/15/28	216,945

Machinery-Diversified(a) – 1.6%
Husky III Holding Ltd.(b)(e)
	30,000	13.000		02/15/25	25,350
Otis Worldwide Corp.
	325,000	2.565		02/15/30	285,051
Titan Acquisition Ltd./Titan Co-Borrower LLC(b)
	401,000	7.750		04/15/26	334,643
TK Elevator Holdco GmbH(b)
	456,000	7.625		07/15/28	399,246

					1,044,290

Media – 3.4%
Altice Financing SA(a)(b)
	200,000	5.000		01/15/28	162,164
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	375,000	4.750		02/01/32	315,604
Charter Communications Operating LLC/Charter
Communications Operating Capital(a)
	225,000	3.750		02/15/28	208,613
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.(a)(b)
	239,000	5.875		08/15/27	216,479
DISH DBS Corp.
	133,000	7.750		07/01/26	87,780
	135,000	5.250	(a)(b)	12/01/26	107,855
	180,000	7.375	(a)	07/01/28	102,596
	200,000	5.125		06/01/29	105,536
iHeartCommunications, Inc.(a)
	190,000	8.375		05/01/27	138,086
Scripps Escrow, Inc.(a)(b)
	240,000	5.875		07/15/27	176,854

106                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
Sinclair Television Group, Inc.(a)(b)
	$110,000	5.125%	02/15/27	$96,282
Townsquare Media, Inc.(a)(b)
	210,000	6.875	02/01/26	197,753
Urban One, Inc.(a)(b)
	265,000	7.375	02/01/28	240,514
Ziggo Bond Co. B.V.(a)(b)
EUR	100,000	3.375	02/28/30	84,099

				2,240,215

Mining(a) – 0.2%
Glencore Funding LLC(b)
	$100,000	1.625	04/27/26	90,408
Teck Resources Ltd.
	25,000	3.900	07/15/30	22,940

				113,348

Miscellaneous Manufacturing – 0.9%
General Electric Co.
	125,000	5.875	01/14/38	134,711
General Electric Co. (a)(c) (3M USD LIBOR + 3.330%)
	341,000	8.196	06/15/23	340,410
Hillenbrand, Inc.(a)
	154,000	3.750	03/01/31	128,697

				603,818

Multi-National(a)(b) – 0.6%
Banque Ouest Africaine de Developpement
EUR	480,000	2.750	01/22/33	387,203

Oil Field Services – 4.1%
Cenovus Energy, Inc.
	$38,000	6.750	11/15/39	40,558
Civitas Resources, Inc.(a)(b)
	105,000	5.000	10/15/26	99,051
Ecopetrol SA(a)
	240,000	6.875	04/29/30	219,610
Marathon Petroleum Corp.(a)
	50,000	3.800	04/01/28	47,874
MEG Energy Corp.(a)(b)
	140,000	5.875	02/01/29	134,893
Nabors Industries, Inc.(a)(b)
	420,000	7.375	05/15/27	411,285
Noble Finance Co.(a) (PIK 15.000%, Cash 11.000%)
	36,761	11.000	02/15/28	39,662
Occidental Petroleum Corp.(a)
	200,000	5.550	03/15/26	201,490
Range Resources Corp.(a)(b)
	75,000	4.750	02/15/30	68,392
Southwestern Energy Co.(a)
	115,000	4.750	02/01/32	101,620
TechnipFMC PLC(a)(b)
	245,000	6.500	02/01/26	243,608
Transocean Poseidon Ltd.(a)(b)
	65,000	6.875	02/01/27	63,598
Transocean Titan Financing Ltd.(a)(b)
	45,000	8.375	02/01/28	46,142

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Transocean, Inc.(a)(b)
	$479,000	11.500%	01/30/27	$495,171
Transocean, Inc.(a)(b)
	20,000	8.750	02/15/30	20,400
USA Compression Partners LP/USA Compression Finance Corp.(a)
	473,000	6.875	04/01/26	462,074

				2,695,428

Packaging – 0.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(a)
EUR	239,000	3.000	09/01/29	192,836
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC(a)(b)
	$228,000	6.000	09/15/28	196,035
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group
Issuer LLC(a)(b)
	88,000	4.000	10/15/27	78,979
Sealed Air Corp.(b)
	113,000	6.875	07/15/33	115,043

				582,893

Pharmaceuticals(a)(b) – 0.4%
AdaptHealth LLC
	65,000	6.125	08/01/28	59,529
	120,000	4.625	08/01/29	100,018
	80,000	5.125	03/01/30	67,899

				227,446

Pipelines(a) – 4.2%
CNX Midstream Partners LP(b)
	95,000	4.750	04/15/30	81,673
CQP Holdco LP/BIP-V Chinook Holdco LLC(b)
	360,000	5.500	06/15/31	323,532
Energy Transfer LP
	175,000	5.250	04/15/29	174,561
Global Partners LP/GLP Finance Corp.
	345,000	6.875	01/15/29	318,504
Hess Midstream Operations LP(b)
	70,000	5.500	10/15/30	65,786
Howard Midstream Energy Partners LLC(b)
	125,000	6.750	01/15/27	117,926
Kinetik Holdings LP(b)
	175,000	5.875	06/15/30	168,383
MPLX LP
	135,000	4.000	03/15/28	129,209
	75,000	2.650	08/15/30	63,713
NuStar Logistics LP
	185,000	6.375	10/01/30	177,443
ONEOK, Inc.
	50,000	6.350	01/15/31	52,232
Plains All American Pipeline LP/PAA Finance Corp.
	150,000	3.800	09/15/30	133,795
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
	265,000	5.750	04/15/25	221,135

The accompanying notes are an integral part of these financial statements.                107

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines(a) – (continued)
	$269,000	8.500	%(b)	10/15/26	$258,399
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
	50,000	6.000		12/31/30	44,654
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
	160,000	4.875		02/01/31	150,827
	262,000	4.000		01/15/32	229,119

					2,710,891

Real Estate Investment Trust(a) – 0.7%
Agree LP
	25,000	2.900		10/01/30	21,174
Prologis LP
	25,000	1.750		07/01/30	20,302
Realty Income Corp.
	50,000	2.850		12/15/32	41,300
Regency Centers LP
	60,000	2.950		09/15/29	51,933
Spirit Realty LP
	60,000	4.000		07/15/29	54,069
Trust Fibra Uno
	200,000	4.869		01/15/30	168,037
WP Carey, Inc.
	60,000	3.850		07/15/29	55,654
	25,000	2.400		02/01/31	20,385

					432,854

Retailing – 3.2%
1011778 BC ULC/New Red Finance, Inc.(a)(b)
	237,000	4.000		10/15/30	203,114
Asbury Automotive Group, Inc.(a)(b)
	117,000	4.625		11/15/29	104,687
	65,000	5.000		02/15/32	56,979
Foundation Building Materials, Inc.(a)(b)
	360,000	6.000		03/01/29	286,221
Group 1 Automotive, Inc.(a)(b)
	70,000	4.000		08/15/28	61,588
GYP Holdings III Corp.(a)(b)
	115,000	4.625		05/01/29	98,955
Ken Garff Automotive LLC(a)(b)
	190,000	4.875		09/15/28	161,806
LCM Investments Holdings II LLC(a)(b)
	267,000	4.875		05/01/29	223,199
Penske Automotive Group, Inc.(a)
	189,000	3.750		06/15/29	163,052
QVC, Inc.
	9,000	4.850		04/01/24	7,202
Sonic Automotive, Inc.(a)(b)
	82,000	4.625		11/15/29	69,568
	95,000	4.875		11/15/31	77,774
Specialty Building Products Holdings LLC/SBP Finance Corp.(a)(b)
	215,000	6.375		09/30/26	197,630
SRS Distribution, Inc.(a)(b)
	100,000	6.125		07/01/29	84,335
	134,000	6.000		12/01/29	110,720

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
Tractor Supply Co.(a)
	$75,000	1.750%	11/01/30	$59,548
Yum! Brands, Inc.(a)(b)
	88,000	4.750	01/15/30	84,078

				2,050,456

Semiconductors(a) – 1.4%
Broadcom, Inc.(b)
	87,000	3.469	04/15/34	71,487
	344,000	3.137	11/15/35	265,104
	400,000	3.187	11/15/36	303,172
NXP B.V./NXP Funding LLC/NXP USA, Inc.
	165,000	3.875	06/18/26	159,230
	100,000	3.400	05/01/30	89,905

				888,898

Software(a) – 3.0%
AthenaHealth Group, Inc.(b)
	147,000	6.500	02/15/30	119,189
Castle U.S. Holding Corp.(b)
	362,000	9.500	02/15/28	145,397
Clarivate Science Holdings Corp.(b)
	385,000	3.875	07/01/28	343,689
	204,000	4.875	07/01/29	184,459
Elastic NV(b)
	160,000	4.125	07/15/29	136,558
Oracle Corp.
	125,000	2.875	03/25/31	106,968
Oracle Corp.
	450,000	6.250	11/09/32	483,021
ServiceNow, Inc.
	125,000	1.400	09/01/30	100,753
TeamSystem SpA(b)
	EUR 350,000	3.500	02/15/28	335,711

				1,955,745

Telecommunication Services – 2.7%
Altice France SA(a)(b)
	100,000	2.125	02/15/25	100,089
	$374,000	5.500	10/15/29	287,064
AT&T, Inc.(a)
	75,000	2.750	06/01/31	64,561
	202,000	2.550	12/01/33	162,491
	175,000	4.900	08/15/37	166,927
	25,000	5.150	11/15/46	24,111
	25,000	3.650	06/01/51	18,923
	25,000	3.500	09/15/53	18,154
Bharti Airtel Ltd.(a)(b)
	360,000	3.250	06/03/31	310,918
Frontier Communications Holdings LLC(a)(b)
	83,000	5.000	05/01/28	72,052
Intelsat Jackson Holdings SA(f)(g)
	450,000	0.000	08/01/23	—
Sprint Capital Corp.
	125,000	8.750	03/15/32	152,131
T-Mobile USA, Inc.(a)
	250,000	2.050	02/15/28	222,060

108                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
$167,000	3,875%	04/15/30	$156,628

			1,756,109

Transportation – 1.2%
Cargo Aircraft Management, Inc.(a)(b)
80,000	4.750	02/01/28	71,562
MV24 Capital B.V.
513,900	6.748	06/01/34	468,163
Rand Parent LLC(a)(b)
155,000	8.500	02/15/30	145,684
XPO Escrow Sub LLC(a)(b)
110,000	7.500	11/15/27	114,363

			799,772

TOTAL CORPORATE OBLIGATIONS (Cost $52,745,662)			$45,817,046

Bank Loans(h) – 8.6%

Aerospace & Defense(c) – 0.4%
ADS Tactical, Inc. (1M USD LIBOR + 5.750%)
$263,842	10.590%	03/19/26	$242,734

Automotive(c) – 0.9%
First Brands Group LLC (3M USD LIBOR + 8.500%)
250,000	13.602	03/30/28	220,418
First Brands Group, LLC (3M SOFR + 5.000%)
69,825	10.246	03/30/27	66,857
(6M SOFR + 5.000%)
330,925	10.252	03/30/27	317,377

			604,652

Building & Construction(c) – 0.4%
Energize HoldCo LLC (1M USD LIBOR + 3.750%)
173,254	8.590	12/08/28	167,190
(1M USD LIBOR + 6.750%)
75,000	11.590	12/07/29	68,438

			235,628

Building & Construction Materials(c) – 0.0%
KKR Apple Bidco LLC (1M USD LIBOR + 5.750%)
25,000	10.590	09/21/29	24,431

Building Materials(c) – 0.8%
Chamberlain Group, Inc. (1M USD LIBOR + 3.250%)
345,625	8.090	11/03/28	331,541
Icebox Holdco III, Inc. (3M USD LIBOR + 3.500%)
173,400	8.659	12/22/28	163,266
(3M USD LIBOR + 6.750%)
50,000	11.909	12/21/29	44,250

			539,057

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(h) – (continued)

Capital Goods - Others(c) – 0.7%
Engineered Machinery Holdings, Inc.
(3M EURIBOR + 3.750%)
EUR 73,875	6.765%	05/21/28	$ 77,163
(3M USD LIBOR + 3.500%)
$187,242	8.659	05/19/28	184,376
RC Buyer, Inc.
(1M USD LIBOR + 3.500%)
146,625	8.340	07/28/28	136,361
(1M USD LIBOR + 6.500%)
50,000	11.340	07/30/29	44,584

			442,484

Chemicals(c) – 0.2%
Trident TPI Holdings, Inc. (3M USD LIBOR + 4.000%)

172,474	9.159	09/15/28	166,330

Commercial Services(c) – 0.2%
Vaco Holdings LLC (3M USD SOFR + 5.000%)

123,438	8.703	01/21/29	120,969

Diversified Financial Services(c) – 0.9%
DRW Holdings, LLC (1M USD LIBOR + 3.750%)
367,500	8.590	03/01/28	358,313
Syncapay, Inc. (3M USD LIBOR + 6.500%)
212,271	11.340	12/10/27	208,356

			566,669

Entertainment(c) – 0.3%
Arcis Golf LLC (1M USD LIBOR + 4.250%)

173,250	9.090	11/24/28	171,951

Home Construction(c) – 0.3%
Packers Holdings LLC (1M USD LIBOR + 3.250%)

245,132	7.959	03/09/28	221,080

Machinery(c) – 0.0%
Clark Equipment Co. (3M USD SOFR CME + 2.500%)

24,750	7.498	04/20/29	24,673

Media - Cable(c) – 0.3%
DirecTV Financing, LLC (1M USD LIBOR + 5.000%)

194,625	9.840	08/02/27	186,906

Media - NonCable(c) – 0.1%
Entercom Media Corp. (1M USD LIBOR + 2.500%)

100,000	7.331	11/18/24	63,667

Metals & Mining(c) – 0.3%
Grinding Media, Inc. (3M USD LIBOR + 4.000%)

197,000	8.292	10/12/28	184,195

Other(c) – 0.2%
LABL, Inc. (1M USD LIBOR + 5.000%)

148,125	9.840	10/29/28	143,311

Pipelines(c) – 0.1%
Centurion Pipeline Co. LLC (1M USD LIBOR + 4.000%)

86,506	8.840	09/28/25	86,506

Retailers(c) – 0.5%
New Era Cap Co., Inc. (3M USD LIBOR + 6.000%)
166,250	10.815	07/13/27	162,925

The accompanying notes are an integral part of these financial statements.                109

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(h) – (continued)

Retailers(c) – (continued)
TruGreen LP (3M USD LIBOR + 8.500%)
$210,000	13.325%		11/02/28	$136,500

				299,425

Technology(c) – 0.3%
Syndigo LLC (1M USD LIBOR + 4.500%)
220,500	9.278		12/15/27	202,860

Technology - Software – 0.8%
DCert Buyer, Inc.(c) (3M USD LIBOR + 7.000%)
325,000	11.696		05/30/23	299,000
Loyalty Ventures, Inc.(g)(f)
208,125	0.000		11/03/27	18,904
Virtusa Corp.(c) (1M USD LIBOR + 3.750%)
193,314	8.590		02/11/28	190,536

				508,440

Technology - Software/Services(c) – 0.1%
Epicor Software Corp. (1M USD LIBOR + 7.750%)
50,000	12.590		07/31/28	49,323

Telecommunications(c) – 0.5%
Intelsat Jackson Holdings S.A. (3M SOFR + 4.250%)
317,889	9.082		02/01/29	313,916

Transportation Services(c) – 0.3%
LaserShip, Inc. (3M USD LIBOR + 4.500%)
197,000	9.659		05/07/28	166,818

TOTAL BANK LOANS (Cost $6,093,966)				$5,566,025

Mortgage-Backed Obligations – 7.6%

Collateralized Mortgage Obligations – 1.6%
Interest Only(i) – 0.5%
GNMA REMIC Series 2018-124, Class SN (-1X 1M USD LIBOR + 6.200%)
$150,638	1.439	%(c)	09/20/48	$17,272
GNMA REMIC Series 2019-110, Class PS (-1X 1M USD LIBOR + 6.050%)
381,705	1.289	(c)	09/20/49	45,626
GNMA REMIC Series 2019-153, Class EI
374,545	4.000		12/20/49	67,720
GNMA REMIC Series 2020-146, Class KI
631,994	2.500		10/20/50	83,521
GNMA REMIC Series 2020-21, Class SA (-1X 1M USD LIBOR + 6.050%)
190,236	1.289	(c)	02/20/50	22,600
GNMA REMIC Series 2020-55, Class AS (-1X 1M USD LIBOR + 6.050%)
281,246	1.289	(c)	04/20/50	33,410
GNMA REMIC Series 2020-61, Class GI
156,406	5.000		05/20/50	29,160
GNMA REMIC Series 2020-7, Class GI
68,130	4.000		01/20/50	11,438

				310,747

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b)(c) –1.1%
Connecticut Avenue Securities Trust Series 2022-R05, Class 2B1 (1M SOFR + 4.500%)
	$95,000	9.060%	04/25/42	$91,363
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M2 (1M SOFR + 3.000%)
	85,000	7.560	04/25/42	82,899
Connecticut Avenue Securities Trust Series 2022-R08, Class 1M2 (SOFR30A + 3.600%)
	30,000	8.160	07/25/42	30,307
FHLMC STACR REMIC Trust Series 2021-DNA1, Class M2 (1M SOFR + 1.800%)
	33,554	6.360	01/25/51	33,136
FHLMC STACR REMIC Trust Series 2021-DNA3, Class M2 (SOFR30A + 2.100%)
	100,000	6.660	10/25/33	96,625
FHLMC STACR REMIC Trust Series 2022-DNA4, Class M1A (SOFR30A + 2.200%)
	142,375	6.760	05/25/42	142,948
FHLMC STACR Trust Series 2019-DNA4, Class B1 (1M USD LIBOR + 2.700%)
	180,000	7.545	10/25/49	177,793
FHLMC Structured Agency Credit Risk Debt Notes Series 22-HQA2, Class M1B (SOFR30A + 4.000%)
	100,000	8.560	07/25/42	100,511

				755,582

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				1,066,329

Federal Agencies(j) – 6.0%
GNMA – 4.5%
	$1,000,000	4.500%	TBA-30yr	$984,959
	1,000,000	4.000	TBA-30yr	962,669
	1,000,000	5.000	TBA-30yr	1,001,019

				2,948,647

UMBS, 30 Year, Single Family – 1.5%
	1,000,000	4.000	TBA-30yr	956,328

TOTAL FEDERAL AGENCIES				$3,904,975

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $4,914,390)				$4,971,304

Sovereign Debt Obligations – 7.4%

Euro – 2.5%
Benin Government International Bond(b)
EUR 260,000		4.875%	01/19/32	$212,411
Costa Rica Government International Bond(b)
	220,000	5.950	07/07/32	170,487
Republic of Egypt
	200,000	4.750	04/16/26	159,191
	200,000	5.625	04/16/30	129,300
Republic of Indonesia
	100,000	1.100	03/12/33	79,460
Republic of Ivory Coast(b)
	500,000	4.875	01/30/32	412,110

110                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Euro – (continued)
Republic of Romania
EUR	290,000	2.875%		03/11/29	$267,192
	30,000	2.625	(b)	12/02/40	18,789
Republic of Senegal(b)
	200,000	5.375		06/08/37	138,274

					1,587,214

United States Dollar – 4.9%
Dominican Republic(b)
	$240,000	4.875		09/23/32	203,520
National Bank of Uzbekistan
	260,000	4.850		10/21/25	239,736
Republic of Abu Dhabi(b)
	200,000	3.875		04/16/50	170,500
Republic of Argentina(a)
	13,920	1.000		07/09/29	3,835
	455,900	0.500	(k)	07/09/30	131,071
Republic of Ecuador(b)
	46,400	1.500	(k)	07/31/40	13,871
	34,036	0.000	(d)(l)	07/31/30	10,090
	40,000	5.500	(k)	07/31/30	18,507
Republic of Egypt(b)
	200,000	8.875		05/29/50	117,037
Republic of Lebanon(f)
	10,000	8.250		05/17/34	614
	10,000	6.200		02/26/25	638
	20,000	6.850		05/25/29	1,204
	110,000	6.650		02/26/30	7,013
	10,000	6.750		11/29/27	638
Republic of Morocco(b)
	310,000	3.000		12/15/32	248,833
Republic of Nigeria
	400,000	7.625		11/21/25	362,000
Republic of Peru(a)
	400,000	2.783		01/23/31	341,200
Republic of Turkey
	200,000	6.125		10/24/28	179,750
	200,000	7.625		04/26/29	190,000
	200,000	6.500		09/20/33	170,500
Republic of Uzbekistan(b)
	200,000	3.700		11/25/30	158,662
Russian Federation Bond(f)(g)
	200,000	4.750		05/27/26	10,000
Ukraine Government Bond
	190,000	7.750		09/01/25	37,798
	200,000	7.750		09/01/26	36,100
	200,000	7.750		09/01/28	36,412
United Mexican States(a)
	603,000	3.500		02/12/34	512,550

					3,202,079

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $7,147,818)					$4,789,293

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b)(c) – 3.4%

Collateralized Loan Obligations – 3.4%
Bain Capital Credit CLO Ltd. Series 2019-1A, Class DR (3M USD LIBOR + 3.450%)
$175,000	8.248%	04/19/34	$159,424
Cathedral Lake VII Ltd. Series 2021-7RA, Class D (3M USD LIBOR + 4.280%)
200,000	9.072	01/15/32	186,220
Madison Park Funding XXI Ltd. Series 2016-21A, Class C1RR (3M USD LIBOR + 3.250%)
600,000	8.042	10/15/32	562,313
Neuberger Berman Loan Advisers CLO 31, Ltd. Series 2019-31A, Class DR (3M USD LIBOR + 3.250%)
600,000	8.058	04/20/31	560,256
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (3M USD LIBOR + 3.720%)
600,000	8.515	04/18/36	524,230
Tikehau US CLO I Ltd. Series 2021-1A, Class E (3M USD LIBOR + 6.910%)
300,000	11.705	01/18/35	250,644

			2,243,087

TOTAL ASSET-BACKED SECURITIES
(Cost $2,454,000)			$2,243,087

Shares	Description		Value

Common Stocks(f) – 0.3%

Communications Equipment – 0.2%
4,207	Intelsat Emergence SA		$101,389

Oil, Gas & Consumable Fuels – 0.1%
6,420	Summit Midstream Partners LP		98,547

TOTAL COMMON STOCKS
(Cost $357,099)			$199,936

Units	Expiration Date		Value

Rights(f) – 0.0%
Intelsat Jackson Holdings SA Series A
440	12/05/25		$2,613
Intelsat Jackson Holdings SA Series B
440	12/05/25		2,420

TOTAL RIGHTS
(Cost $—)			$5,033

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 0.4%

United States Treasury Notes
$290,000	3.500%	01/31/30	$288,867
(Cost $289,703)

The accompanying notes are an integral part of these financial statements.                111

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Shares	Dividend Rate	Value

Investment Company(m) – 4.5%

Goldman Sachs Financial Square Government Fund - Institutional Shares

2,952,139	4.725%	$2,952,139
(Cost $2,952,139)

TOTAL INVESTMENTS – 102.6%
(Cost $76,954,777)		$66,832,730

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%		(1,708,113)

NET ASSETS – 100.0%		$65,124,617

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Pay-in-kind securities.

(f)	Security is currently in default and/or non-income producing.

(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(h)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(i)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(j)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,904,975 which represents approximately 6.0% of net assets as of March 31, 2023.

(k)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.

(l)	Issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(m)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	EUR 386,443	USD 414,788	04/03/23	$ 4,378
	JPY 38,308,357	USD 290,898	06/21/23	1,143
	USD 347,818	EUR 319,654	04/03/23	1,096
	USD 4,139,927	EUR 3,778,078	06/26/23	22,330

TOTAL				$28,947

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	CHF 309,601	USD 342,233	06/21/23	$ (827)
	EUR 86,075	USD 94,124	04/03/23	(760)
	USD 115,325	AUD 174,247	06/21/23	(1,503)
	USD 160,520	CAD 221,014	06/21/23	(3,233)
	USD 4,329,583	EUR 4,063,181	04/03/23	(77,655)
	USD 157,403	EUR 148,361	06/21/23	(4,245)
	USD 141,818	GBP 119,560	06/21/23	(5,909)

112                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	USD	112,208	NOK	1,190,620	06/21/23	$(1,936)
	USD	115,325	NZD	188,808	06/21/23	(2,732)
	USD	123,117	SEK	1,311,941	06/21/23	(3,830)
TOTAL						$(102,630)

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

UMBS, 30 Year, Single Family	4.500%	TBA - 30yr	04/13/23	$(1,000,000)	$(979,531)

UMBS, 30 Year, Single Family	5.000	TBA - 30yr	04/13/23	(1,000,000)	(997,148)

(PROCEEDS RECEIVABLE: $(1,900,410))					$(1,976,679)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	7	06/21/23	$804,453	$1,857
2 Year U.S. Treasury Notes	56	06/30/23	11,561,375	89,854
5 Year U.S. Treasury Notes	45	06/30/23	4,927,852	80,330

Total				$172,041

Short position contracts:
10 Year U.S. Treasury Notes	(13)	06/21/23	(1,574,828)	(53,070)
20 Year U.S. Treasury Bonds	(12)	06/21/23	(1,573,875)	(46,534)
30 Day Federal Funds	(2)	09/29/23	(793,689)	696
Ultra Long U.S. Treasury Bonds	(8)	06/21/23	(1,129,000)	(27,961)

Total				$(126,869)

TOTA L F UTURES CONTRACTS				$45,172

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.500%	6M EURO	06/21/26	EUR	460	$10,018	$12,778	$(2,760)
2.500	6M EURO	06/21/27		140	3,334	4,424	(1,090)
2.500	6M EURO	06/21/28		850	21,841	28,744	(6,903)
2.500	6M EURO	06/21/30		840	25,859	33,607	(7,748)

The accompanying notes are an integral part of these financial statements.                113

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

     March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.500%	6M EURO	06/21/33	EUR 750	$31,229	$39,639	$(8,410)

TOTAL				$92,281	$119,192	$(26,911)

(a)	Payments made annually.
(b)	Payments made semi-annually.

(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 34	5.000%	3.891%	06/20/25	$46	$1,092	$(802)	$ 1,894
CDX.NA.IG Index 33	1.000	0.452	12/20/24	1,950	18,427	15,325	3,102
CDX.NA.IG Index 34	1.000	0.552	06/20/25	15,350	150,828	84,553	66,275

TOTAL					$170,347	$99,076	$71,271

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

114                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
FHLMC	—Federal Home Loan Mortgage Corp.
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
TSFR	—Term Secured Overnight Financing Rate
UMBS	—Uniform Mortgage Backed Securities
WR	—Withdrawn Rating

Abbreviations:
CDX.NA.HY Index 34	—CDX North America High Yield Index 34
CDX.NA.IG Ind 33	—CDX North America Investment Grade Index 33
CDX.NA.IG Ind 34	—CDX North America Investment Grade Index 34
EURO	—Euro Offered Rate

The accompanying notes are an integral part of these financial statements.                115

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – 51.6%

Advertising(a)(b) – 0.7%
CMG Media Corp.(CCC+/Caa1)
$97,000	8.875%		12/15/27	$73,361
Outfront Media Capital LLC/Outfront Media Capital Corp.(B+/B2)
46,000	4.250		01/15/29	38,526
279,000	4.625		03/15/30	231,297

				343,184

Aerospace & Defense(b) – 1.3%
Spirit AeroSystems, Inc.(CCC+/Caa1)
343,000	4.600		06/15/28	290,658
TransDigm, Inc.(B-/B3)
327,000	4.625		01/15/29	290,477
Triumph Group, Inc.(CCC-/Caa3)
64,000	7.750		08/15/25	58,675

				639,810

Automotive(b) – 1.7%
Allison Transmission, Inc.(NR/Ba2)
282,000	3.750	(a)	01/30/31	240,289
Dana, Inc.(BB-/B1)
162,000	5.625		06/15/28	152,136
79,000	4.250		09/01/30	64,430
Dealer Tire LLC/DT Issuer LLC(CCC/Caa1)
107,000	8.000	(a)	02/01/28	96,161
Ford Motor Co.(BB+/Ba2)
319,000	6.100		08/19/32	308,189

				861,205

Banks(b) – 0.5%
Freedom Mortgage Corp.(B/B2)
139,000	6.625	(a)	01/15/27	106,844
Popular, Inc.(BB+/Ba1)
130,000	7.250		03/13/28	127,555

				234,399

Building Materials(a)(b) – 1.1%
Builders FirstSource, Inc.(BB-/Ba2)
293,000	4.250		02/01/32	253,322
CP Atlas Buyer, Inc.(CCC/Caa2)
137,000	7.000		12/01/28	101,646
Standard Industries, Inc.(BB/B1)
96,000	5.000		02/15/27	91,451
95,000	4.375		07/15/30	82,484

				528,903

Chemicals(a)(b) – 3.2%
Avient Corp.(BB-/Ba3)
102,000	7.125		08/01/30	105,189
Axalta Coating Systems LLC(BB-/B1)
160,000	3.375		02/15/29	138,554
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V.(BB-/B1)
183,000	4.750		06/15/27	174,022
Element Solutions, Inc.(BB/B1)
147,000	3.875		09/01/28	128,860

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)

Chemicals(a)(b) – (continued)
Ingevity Corp.(NR/Ba3)
$256,000	3.875%		11/01/28	$221,263
Olympus Water US Holding Corp.(CCC+/Caa2)
229,000	6.250		10/01/29	169,426
The Chemours Co.(BB/B1)
155,000	5.750		11/15/28	139,252
222,000	4.625		11/15/29	183,836
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.(B-/B2)
186,000	5.125		04/01/29	110,869
Vibrantz Technologies, Inc.(CCC+/Caa2)
102,000	9.000		02/15/30	78,163
WR Grace Holdings LLC(CCC+/B3)
185,000	5.625		08/15/29	156,948

				1,606,382

Commercial Services(a)(b) – 1.5%
APi Group DE, Inc.(B/B1)
421,000	4.125		07/15/29	361,769
28,000	4.750		10/15/29	24,728
APX Group, Inc.(B/Ba3)
149,000	5.750		07/15/29	133,494
Metis Merger Sub LLC(CCC/Caa2)
41,000	6.500		05/15/29	34,158
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.(NR/Ba3)
175,000	4.625		11/01/26	164,402

				718,551

Computers(a)(b) – 0.3%
Science Applications International Corp.(BB-/B1)
134,000	4.875		04/01/28	125,313
Virtusa Corp.(CCC+/Caa1)
39,000	7.125		12/15/28	30,878

				156,191

Distribution & Wholesale(a)(b) – 1.1%
American Builders & Contractors Supply Co., Inc.(B+/B1)
148,000	3.875		11/15/29	126,200
BCPE Empire Holdings, Inc.(CCC/Caa2)
295,000	7.625		05/01/27	269,618
H&E Equipment Services, Inc.(BB-/B2)
174,000	3.875		12/15/28	152,958

				548,776

Diversified Financial Services(b) – 3.6%
Castlelake Aviation Finance DAC(B+/B2)
116,000	5.000	(a)	04/15/27	103,109
Coinbase Global, Inc.(BB-/B1)
360,000	3.375	(a)	10/01/28	221,875
Global Aircraft Leasing Co. Ltd.(NR/B2) (PIK 7.250%, Cash
6.500%)
101,529	6.500	(a)(c)	09/15/24	91,672
Navient Corp.(B+/Ba3)
219,000	4.875		03/15/28	184,286
218,000	5.500		03/15/29	184,103

116                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)

Diversified Financial Services(b) – (continued)
NFP Corp.(CCC+/Caa2)
$224,000	6.875	%(a)	08/15/28	$192,400
PennyMac Financial Services, Inc.(B+/Ba3)
191,000	5.750	(a)	09/15/31	153,914
United Wholesale Mortgage LLC(NR/Ba3)
122,000	5.500	(a)	11/15/25	115,538
138,000	5.500	(a)	04/15/29	115,678
VistaJet Malta Finance PLC/XO Management Holding, Inc.(B-/Caa1)
243,000	7.875	(a)	05/01/27	234,471
235,000	6.375	(a)	02/01/30	210,099

				1,807,145

Electrical(a)(b) – 0.8%
NRG Energy, Inc.(BB/Ba2)
50,000	3.375		02/15/29	41,573
131,000	3.625		02/15/31	106,192
Pike Corp.(CCC+/B3)
305,000	5.500		09/01/28	265,997

				413,762

Electrical Components & Equipment(a)(b) – 0.9%
Energizer Holdings, Inc.(B/B2)
52,000	6.500		12/31/27	50,654
237,000	4.375		03/31/29	208,389
WESCO Distribution, Inc.(BB/Ba3)
178,000	7.250		06/15/28	182,922

				441,965

Electronics(a)(b) – 0.2%
Coherent Corp.(B+/B2)
89,000	5.000		12/15/29	80,761

Engineering & Construction(a)(b) – 0.9%
Global Infrastructure Solutions, Inc.(BB-/B1)
257,000	5.625		06/01/29	214,608
241,000	7.500		04/15/32	207,672

				422,280

Entertainment(a)(b) – 0.8%
Boyne USA, Inc.(B/B1)
120,000	4.750		05/15/29	106,851
Caesars Entertainment, Inc.(B/B3)
88,000	4.625		10/15/29	77,195
Cinemark USA, Inc.(B/B3)
120,000	5.875		03/15/26	113,011
SeaWorld Parks & Entertainment, Inc.(B/B3)
115,000	5.250		08/15/29	103,482

				400,539

Environmental(a)(b) – 0.2%
Stericycle, Inc.(BB-/NR)
138,000	3.875		01/15/29	121,684

Food & Drug Retailing(a)(b) – 0.7%
Performance Food Group, Inc.(BB-/B2)
93,000	4.250		08/01/29	84,003

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)

Food & Drug Retailing(a)(b) – (continued)
Post Holdings, Inc.(B+/B2)
$51,000	5.500%		12/15/29	$48,283
US Foods, Inc.(B+/B3)
176,000	4.750		02/15/29	162,536
84,000	4.625		06/01/30	75,875

				370,697

Forest Products&Paper(a)(b) – 0.2%
Glatfelter Corp.(CCC/Caa2)
122,000	4.750		11/15/29	81,342

Healthcare Providers & Services(a)(b) – 0.4%
Medline Borrower LP(B-/Caa1)
210,000	5.250		10/01/29	182,194

Home Builders(b) – 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(B+/B1)
181,000	4.875	(a)	02/15/30	136,506
Century Communities, Inc.(BB-/Ba2)
220,000	3.875	(a)	08/15/29	188,547
KB Home(BB/Ba2)
82,000	7.250		07/15/30	83,281
LGI Homes, Inc.(BB-/Ba2)
108,000	4.000	(a)	07/15/29	87,600

				495,934

Household Products(a)(b) – 0.5%
Spectrum Brands, Inc.(B/B2)
315,000	3.875		03/15/31	260,653

Insurance(a)(b) – 0.5%
Acrisure LLC/Acrisure Finance, Inc.(CCC+/Caa2)
90,000	6.000		08/01/29	74,666
HUB International Ltd.(CCC+/Caa2)
164,000	7.000		05/01/26	161,558

				236,224

Internet(a)(b) – 3.4%
Arches Buyer, Inc.(CCC+/Caa1)
30,000	6.125		12/01/28	24,859
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(BB-/Ba3)
248,000	3.500		03/01/29	214,433
GrubHub Holdings, Inc.(B-/B3)
609,000	5.500		07/01/27	458,680
Match Group Holdings II LLC(BB/Ba3)
242,000	4.625		06/01/28	224,920
590,000	4.125		08/01/30	507,748
Uber Technologies, Inc.(B/B1)
135,000	6.250		01/15/28	134,752
147,000	4.500		08/15/29	134,140

				1,699,532

Leisure Time(a)(b) – 1.6%
Carnival Corp.(B/B3)
111,000	7.625		03/01/26	101,273
186,000	6.000		05/01/29	147,933
MajorDrive Holdings IV LLC(CCC+/Caa2)
148,000	6.375		06/01/29	109,399

The accompanying notes are an integral part of these financial statements.                117

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)

Leisure Time(a)(b) – (continued)
NCL Corp. Ltd.(B-/Caa1)
$71,000	3.625%		12/15/24	$66,520
18,000	5.875		03/15/26	15,319
NCL Finance Ltd.(B-/Caa1)
105,000	6.125		03/15/28	85,181
Royal Caribbean Cruises Ltd.(B/B3)
157,000	4.250		07/01/26	140,900
143,000	5.500		04/01/28	126,169

				792,694

Lodging(a)(b) – 0.8%
Boyd Gaming Corp.(BB/B1)
130,000	4.750		06/15/31	118,074
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(B/B2)
139,000	5.000		06/01/29	123,300
193,000	4.875		07/01/31	164,895

				406,269

Machinery-Diversified(a)(b) – 0.7%
Titan Acquisition Ltd./Titan Co-Borrower LLC(CCC/Caa2)
419,000	7.750		04/15/26	349,664

Media – 5.9%
Cable One, Inc.(BB-/B2)
256,000	4.000	(a)(b)	11/15/30	209,638
CCO Holdings LLC/CCO Holdings Capital Corp.(BB-/B1)
420,000	4.750	(a)(b)	03/01/30	363,980
141,000	4.250	(a)(b)	02/01/31	115,550
320,000	4.250	(a)(b)	01/15/34	247,862
CSC Holdings LLC(CCC+/Caa1)
303,000	5.750	(a)(b)	01/15/30	153,239
369,000	4.625	(a)(b)	12/01/30	181,596
DISH DBS Corp.(B/B3)
364,000	7.375	(b)	07/01/28	207,473
161,000	5.125		06/01/29	84,957
GCI LLC(B+/B3)
190,000	4.750	(a)(b)	10/15/28	163,945
Gray Television, Inc.(B/B3)
177,000	4.750	(a)(b)	10/15/30	117,535
iHeartCommunications, Inc.(B-/Caa1)
154,113	8.375	(b)	05/01/27	112,005
Nexstar Media, Inc.(B+/B2)
261,000	4.750	(a)(b)	11/01/28	232,032
Sirius XM Radio, Inc.(BB/Ba3)
202,000	4.125	(a)(b)	07/01/30	165,127
TEGNA, Inc.(BB/Ba3)
475,000	5.000	(b)	09/15/29	410,861
Ziggo Bond Co. B.V.(B-/B3)
200,000	5.125	(a)(b)	02/28/30	160,784

				2,926,584

Metal Fabricate & Hardware(a)(b) – 0.3%
Roller Bearing Co of America, Inc.(B+/B2)
170,000	4.375		10/15/29	151,703

Miscellaneous Manufacturing(b) – 0.4%
Hillenbrand, Inc.(BB+/Ba1)
252,000	3.750		03/01/31	210,594

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)

Oil Field Services(b) – 4.6%
Archrock Partners LP/Archrock Partners Finance Corp.(B+/B2)
$157,000	6.250	%(a)	04/01/28	$150,707
California Resources Corp.(BB-/B2)
164,000	7.125	(a)	02/01/26	165,814
Callon Petroleum Co.(B+/B3)
77,000	7.500	(a)	06/15/30	72,339
CNX Resources Corp.(BB/B1)
77,000	6.000	(a)	01/15/29	72,361
90,000	7.375	(a)	01/15/31	88,644
CrownRock LP/CrownRock Finance, Inc.(BB-/B1)
84,000	5.000	(a)	05/01/29	78,249
MEG Energy Corp.(BB-/B2)
80,000	5.875	(a)	02/01/29	77,082
Nabors Industries, Inc.(B+/B1)
239,000	7.375	(a)	05/15/27	234,041
Nabors Industries, Ltd.(CCC/B3)
332,000	7.500	(a)	01/15/28	305,022
Range Resources Corp.(BB/Ba3)
47,000	4.750	(a)	02/15/30	42,859
Southwestern Energy Co.(BB+/NR)
229,000	5.375		02/01/29	216,155
Southwestern Energy Co.(BB+/Ba2)
135,000	5.375		03/15/30	126,762
67,000	4.750		02/01/32	59,205
Sunoco LP/Sunoco Finance Corp.(BB/Ba3)
194,000	4.500		04/30/30	175,395
TechnipFMC PLC(BB+/Ba1)
188,000	6.500	(a)	02/01/26	186,932
Transocean, Inc.(CCC+/Caa1)
207,000	11.500	(a)	01/30/27	213,988

				2,265,555

Packaging(a)(b) – 0.8%
Clearwater Paper Corp.(BB-/Ba3)
138,000	4.750		08/15/28	123,958
Trident TPI Holdings, Inc.(CCC+/Caa2)
253,000	9.250		08/01/24	251,075

				375,033

Pharmaceuticals(a)(b) – 0.7%
AdaptHealth LLC(B/B1)
84,000	6.125		08/01/28	76,930
38,000	4.625		08/01/29	31,672
49,000	5.125		03/01/30	41,588
Organon & Co./Organon Foreign Debt Co.-Issuer BV(BB-/B1)
200,000	5.125		04/30/31	177,532

				327,722

Pipelines(b) – 2.6%
DT Midstream, Inc.(BB+/Ba2)
210,000	4.375	(a)	06/15/31	182,522
EQM Midstream Partners LP(BB-/Ba3)
164,000	7.500	(a)	06/01/27	164,600

Global Partners LP/GLP Finance Corp.(B+/B2)
124,000	6.875		01/15/29	114,477
Hess Midstream Operations LP(BB+/Ba2)
74,000	4.250	(a)	02/15/30	66,052

118                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)

Pipelines(b) – (continued)
$48,000	5.500	%(a)	10/15/30	$45,110
Howard Midstream Energy Partners LLC(B+/B3)
217,000	6.750	(a)	01/15/27	204,720
Kinetik Holdings LP(BB+/Ba1)
231,000	5.875	(a)	06/15/30	222,266
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(BB-/B1)
107,000	6.000	(a)	12/31/30	95,558
217,000	6.000	(a)	09/01/31	192,045

				1,287,350

Real Estate Investment Trust(b) – 0.3%
SBA Communications Corp.(BB/Ba3)
198,000	3.125		02/01/29	172,230

Retailing(b) – 4.3%
Arko Corp.(B-/B3)
211,000	5.125	(a)	11/15/29	176,259
Asbury Automotive Group, Inc.(BB/B1)
86,000	4.500		03/01/28	79,193
42,000	4.625	(a)	11/15/29	37,580
189,000	4.750		03/01/30	168,981
28,000	5.000	(a)	02/15/32	24,545
Beacon Roofing Supply, Inc.(B/B2)
137,000	4.125	(a)	05/15/29	120,591
Foundation Building Materials, Inc.(CCC+/Caa1)
300,000	6.000	(a)	03/01/29	238,518
Group 1 Automotive, Inc.(BB+/Ba2)
145,000	4.000	(a)	08/15/28	127,575
Ken Garff Automotive LLC(BB-/B1)
147,000	4.875	(a)	09/15/28	125,187
LCM Investments Holdings II LLC(BB-/B2)
218,000	4.875	(a)	05/01/29	182,237
Lithia Motors, Inc.(BB+/Ba2)
93,000	3.875	(a)	06/01/29	80,419
327,000	4.375	(a)	01/15/31	281,966
Murphy Oil USA, Inc.(BB+/Ba2)
29,000	3.750	(a)	02/15/31	24,439
Penske Automotive Group, Inc.(BB-/Ba3)
280,000	3.750		06/15/29	241,559
Sonic Automotive, Inc.(BB-/B1)
174,000	4.625	(a)	11/15/29	147,620
63,000	4.875	(a)	11/15/31	51,576

				2,108,245

Semiconductors(a)(b) – 0.2%
Qorvo, Inc.(BBB-/Ba1)
114,000	3.375		04/01/31	94,447

Software(a)(b) – 1.4%
AthenaHealth Group, Inc.(CCC/Caa2)
161,000	6.500		02/15/30	130,540
Castle U.S. Holding Corp.(CCC-/Caa2)
111,000	9.500		02/15/28	44,583

Clarivate Science Holdings Corp.(B-/Caa1)
119,000	4.875		07/01/29	107,601
Open Text Corp.(BB-/Ba3)
122,000	3.875		02/15/28	108,938

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)

Software(a)(b) – (continued)
$159,000	3.875%	12/01/29	$133,961
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.(B+/B1)
186,000	3.875	02/01/29	161,130

			686,753

Telecommunication Services(a)(b) – 1.2%
Level 3 Financing, Inc.(B/B1)
180,000	4.250	07/01/28	101,436
103,000	3.625	01/15/29	56,849
97,000	3.750	07/15/29	51,785
ViaSat, Inc.(B/Caa1)
406,000	5.625	09/15/25	385,115

			595,185

Transportation(a)(b) – 0.3%
Cargo Aircraft Management, Inc.(BB/Ba2)
171,000	4.750	02/01/28	152,963

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $28,991,276)			$25,555,104

Secured Debt Obligations – 44.0%

Bank Loans(d) – 27.5%
Aerospace & Defense(e) – 0.9%
ADS Tactical, Inc.(B+/B3) (1M USD LIBOR + 5.750%)
$271,062	10.590%	03/19/26	$249,377
Propulsion (BC) Finco S.a.r.l.(NR/NR) (3M SOFR + 4.000%)
184,538	8.899	09/14/29	180,674

			430,051

Airlines(e) – 0.8%
Air Canada(BB-/Ba2) (3M USD LIBOR + 3.500%)
198,501	8.369	08/11/28	197,694
United Airlines, Inc.(BB/Ba1) (3M USD LIBOR + 3.750%)
217,888	8.568	04/21/28	215,982

			413,676

Automotive(e) – 1.4%
First Brands Group, LLC(B+/B1)
(3M SOFR + 5.000%)
84,788	10.246	03/30/27	$81,184
(6M SOFR + 5.000%)
384,170	10.252	03/30/27	$368,442
Mavis Tire Express Services Corp.(B-/B2) (1M SOFR + 4.000%)
245,996	4.863	05/04/28	240,730

			690,356

Building & Construction(e) – 0.8%
DG Investment Intermediate Holdings 2, Inc.(B/B2) (1M USD LIBOR + 3.750%)
221,070	8.557	03/31/28	214,285

Energize HoldCo LLC(B/B2) (1M USD LIBOR + 3.750%)
122,882	8.590	12/08/28	118,582

The accompanying notes are an integral part of these financial statements.                119

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Building & Construction(e) – (continued)
Energize HoldCo LLC(CCC+/Caa2) (1M USD LIBOR + 6.750%)
$100,000	11.591%	12/07/29	$91,250

			424,117

Building Materials(e) – 1.0%
CP Atlas Buyer, Inc.(B-/B2) (1M SOFR + 3.500%)
295,103	8.998	11/23/27	260,851
Icebox Holdco III, Inc.(B-/B2) (3M USD LIBOR + 3.500%)
222,943	8.659	12/22/28	209,914
Icebox Holdco III, Inc.(CCC/Caa2) (3M USD LIBOR + 6.750%)
50,000	11.909	12/21/29	44,250

			515,015

Capital Goods-Others(e) – 1.1%
Engineered Machinery Holdings, Inc.(B-/B1)
(3M EURIBOR + 3.750%)
EUR 123,125	6.765	05/21/28	$128,606
(3M USD LIBOR + 3.500%)
$97,120	8.659	05/19/28	$95,633
RC Buyer, Inc.(B-/B1) (1M USD LIBOR + 3.500%)
244,375	8.340	07/28/28	227,269
RC Buyer, Inc.(CCC/Caa1) (1M USD LIBOR + 6.500%)
100,000	11.341	07/30/29	89,167

			540,675

Chemicals(e) – 0.4%
Illuminate Buyer, LLC(B+/B1) (1M USD LIBOR + 3.500%)
146,413	8.340	06/30/27	143,805
Trident TPI Holdings, Inc.(B-/B2) (3M SOFR + 5.250%)
49,875	10.149	09/15/28	48,254

			192,059

Coal(e) – 0.4%
Oxbow Carbon LLC(BB-/B1) (3M USD LIBOR + 4.250%)
204,541	9.409	10/17/25	204,029

Commercial Services(e) – 1.6%
Amentum Government Services Holdings LLC(B/B1) (3M USD SOFR + 4.000%)
344,770	8.764	02/15/29	336,295
Garda World Security Corp.(B/B2) (1M SOFR + 4.250%)
232,008	9.109	10/30/26	228,964
Holding Socotec(B/B2)
(3M USD LIBOR + 3.500%)
100,000	6.515	06/02/28	$103,503
(3M USD LIBOR + 4.000%)
122,250	9.013	06/30/28	$117,003

			785,765

Consumer Cyclical Services(e) – 1.1%
FCG Acquisitions, Inc.(B-/B2) (3M SOFR + 4.750%)
218,900	9.648	03/31/28	212,880
The Hertz Corp.(BB+/Ba3)
(1M USD LIBOR + 3.250%)
55,334	8.090	06/30/28	$54,919

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Consumer Cyclical Services(e) – (continued)
(1M USD LIBOR + 3.250%)
$288,472	8.109%		06/30/28	$286,308

				554,107

Diversified Financial Services(e) – 1.1%
CQP Holdco LP(BB/B1) (3M USD LIBOR + 3.500%)
218,886	8.659		06/05/28	$216,945
DRW Holdings, LLC(BB-/Ba3) (1M USD LIBOR + 3.750%)
318,500	8.591		03/01/28	310,537

				527,482

Diversified Manufacturing(e) – 0.8%
Apex Tool Group LLC(B-/B2) (1M USD SOFR + 5.250%)
100,547	10.094		02/08/29	88,088
Vertical US Newco, Inc.(B+/B1) (6M USD LIBOR + 3.500%)
307,532	8.602		07/30/27	299,170

				387,258

Food & Beverage(e) – 0.5%
Chobani, LLC(B-/B1) (1M SOFR + 3.500%)
243,750	8.422		10/25/27	241,313

Health Care(e) – 1.8%
Jazz Financing Lux S.a.r.l.(BB-/Ba2) (1M USD LIBOR + 3.500%)
360,989	8.340		05/05/28	359,260
Onex TSG Intermediate Corp.(B/B2) (3M USD LIBOR + 4.750%)
294,750	9.688		02/28/28	259,822
RegionalCare Hospital Partners Holdings, Inc.(B/B1) (3M USD LIBOR + 3.750%)
300,000	8.575		11/16/25	285,234

				904,316

Insurance(e) – 0.7%
Acrisure, LLC(B/B2) (1M USD LIBOR + 3.500%)
344,670	8.340		02/15/27	332,893

Machinery(e) – 0.4%
SPX Flow, Inc.(B-/B2) (1M SOFR + 4.500%)
217,853	9.407		04/05/29	207,370

Media - Cable(e) – 0.6%
DirecTV Financing, LLC(BB/Ba3) (1M USD LIBOR + 5.000%)
300,801	9.840		08/02/27	288,872

Media - Non Cable(e) – 1.8%
Allen Media, LLC(B+/Ba3) (3M USD LIBOR + 5.500%)
409,788	10.548	(f)	02/10/27	354,467
CMG Media Corp.(B+/B1) (3M USD LIBOR + 3.500%)
336,248	8.659		12/17/26	296,234
Entercom Media Corp.(B/B2) (1M USD LIBOR + 2.500%)
200,000	7.331		11/18/24	127,334
iHeartCommunications, Inc.(BB-/B1) (1M USD LIBOR + 3.000%)
142,961	7.840		05/01/26	126,319

				904,354

120                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Metals & Mining(e) – 0.2%
PMHC II, Inc.(B-/B3) (3M USD SOFR + 4.250%)
$99,749	9.076%		04/23/29	$87,613

Midstream(e) – 1.1%
AL NGPL Holdings, LLC(B+/Ba3) (3M SOFR + 3.750%)
334,839	8.562		04/14/28	330,757
M6 ETX Holdings II Midco LLC(B+/B1) (3M SOFR + 4.500%)
199,000	9.356		09/19/29	196,429

				527,186

Oil Field Services(e) – 0.7%
ChampionX Corp.(BBB-/Ba2) (1M SOFR + 3.250%)
348,250	8.058		06/07/29	346,220

Other(e) – 0.4%
LABL, Inc.(B-/B2) (1M USD LIBOR + 5.000%)
220,882	9.840		10/29/28	213,703

Packaging(e) – 2.0%
Charter NEX US, Inc.(B/B3) (1M SOFR + 3.750%)
319,298	8.672		12/01/27	314,809
Clydesdale Acquisition Holdings, Inc.(B/B2) (1M SOFR + 4.175%)
371,503	9.082		04/13/29	362,309
Trident TPI Holdings, Inc.(B-/B2) (1M USD LIBOR + 3.250%)
325,440	8.090		10/17/24	322,338

				999,456

Pharmaceuticals(e) – 1.1%
Covetrus, Inc.(B-/B1) (3M SOFR + 5.000%)
275,000	9.898		10/13/29	258,844
Gainwell Acquisition Corp.(B/B2) (3M SOFR + 4.000%)
293,250	8.998		10/01/27	279,320

				538,164

Retailers(e) – 1.0%
BCPE Empire Holdings, Inc.(B-/B3) (1M USD LIBOR + 4.000%)
245,569	8.840		06/11/26	240,248
New Era Cap Co., Inc.(B+/B2) (3M USD LIBOR + 6.000%)
261,250	10.815		07/13/27	256,025

				496,273

Technology(e) – 0.4%
Syndigo LLC(B-/B2) (1M USD LIBOR + 4.500%)
220,500	9.278		12/15/27	202,860

Technology - Software – 2.8%
Ahead DB Holdings, LLC(B+/B1) (3M USD LIBOR + 3.750%)
270,188	8.909	(e)	10/18/27	264,446
Camelot U.S. Acquisition LLC(B+/B1) (1M USD LIBOR + 3.000%)
309,463	15.680	(e)	10/30/26	308,569
Castle US Holding Corp.(CCC+/B3) (1M USD LIBOR + 3.750%)
292,500	8.591	(e)	01/29/27	190,648
DCert Buyer, Inc.(B-/B2) (3M USD LIBOR + 4.000%)
181,753	8.696	(e)	10/16/26	177,607

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Technology - Software – (continued)
DCert Buyer, Inc.(CCC/Caa2) (3M USD LIBOR + 7.000%)
$125,000	11.696	%(e)	05/30/23	$115,000
Loyalty Ventures, Inc.(D/WR)
254,375	0.000	(f)(g)	11/03/27	23,105
Virtusa Corp.(B/B1) (1M USD LIBOR + 3.750%)
294,000	8.590	(e)	02/11/28	289,775

				1,369,150

Telecommunications(e) – 0.6%
Intelsat Jackson Holdings S.A.(B+/B3) (3M SOFR + 4.250%)
306,801	9.082		02/01/29	302,966

TOTAL BANK LOANS				$13,627,299
Other Secured Debt Obligations – 16.5%
Aerospace & Defense(a)(b) – 1.3%
Spirit AeroSystems, Inc.(BB-/Ba2)
$135,000	9.375%		11/30/29	$147,361
TransDigm, Inc.(B+/Ba3)
295,000	6.750		08/15/28	297,950
Triumph Group, Inc.(CCC+/B2)
224,000	9.000		03/15/28	224,289

				669,600

Airlines(a) – 0.3%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(NR/Ba2)
42,261	5.750		04/20/29	40,561
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(NR/Ba3)
139,170	5.750	(b)	01/20/26	132,203

				172,764

Chemicals(a)(b) – 1.5%
ASP Unifrax Holdings, Inc.(B-/B2)
182,000	5.250		09/30/28	145,466
Herens Holdco S.a.r.l.(B-/B2)
245,000	4.750		05/15/28	195,973
WR Grace Holdings LLC(B/B1)
397,000	4.875		06/15/27	382,541

				723,980

Commercial Services(a)(b) – 1.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(B/B2)
142,000	6.625		07/15/26	136,381
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.(B/B2)
354,000	4.625		06/01/28	296,227
APX Group, Inc.(BB/Ba2)
50,000	6.750		02/15/27	49,722
Garda World Security Corp.(B/B2)
40,000	7.750		02/15/28	39,429
The ADT Security Corp.(BB-/Ba3)
306,000	4.125		08/01/29	273,065

				794,824

The accompanying notes are an integral part of these financial statements.                121

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Diversified Financial Services(a)(b) – 0.2%
NFP Corp.(B/B1)
$87,000	4.875%	08/15/28	$78,437

Electrical(a)(b) – 0.5%
Calpine Corp.(BB+/Ba2)
283,000	3.750	03/01/31	240,346

Entertainment(a)(b) – 0.4%
Caesars Entertainment, Inc.(B+/Ba3)
175,000	7.000	02/15/30	178,027

Healthcare Providers & Services(a)(b) – 1.0%
CHS/Community Health Systems, Inc.(B-/B3)
210,000	5.250	05/15/30	163,657
Medline Borrower LP(B+/B1)
385,000	3.875	04/01/29	334,045

			497,702

Insurance(a)(b) – 0.6%
Acrisure LLC/Acrisure Finance, Inc.(B/B2)
178,000	4.250	02/15/29	151,882
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(NR/B2)
160,000	6.750	04/15/28	159,725

			311,607

Internet(a)(b) – 0.3%
Arches Buyer, Inc.(B/B1)
178,000	4.250	06/01/28	148,719

Leisure Time(a)(b) – 0.2%
Carnival Corp.(BB-/B1)
81,000	9.875	08/01/27	83,395

Lodging(a)(b) – 0.3%
Travel + Leisure Co.(BB-/Ba3)
191,000	4.500	12/01/29	166,420

Machinery-Construction & Mining(a)(b) – 0.3%
Vertiv Group Corp.(BB-/B1)
150,000	4.125	11/15/28	133,368

Machinery-Diversified(a)(b) – 0.2%
Chart Industries, Inc.(B+/Ba3)
100,000	7.500	01/01/30	103,322

Media(a)(b) – 3.3%
Altice Financing SA(B/B2)
316,000	5.000	01/15/28	256,219
Audacy Capital Corp.(CCC-/Caa3)
63,000	6.500	05/01/27	4,220
DISH DBS Corp.(B+/Ba3)
195,000	5.250	12/01/26	155,791
DISH Network Corp.(B+/Ba3)
195,000	11.750	11/15/27	187,502
Scripps Escrow II, Inc.(BB/Ba3)
305,000	3.875	01/15/29	238,507
Sinclair Television Group, Inc.(BB-/Ba2)
227,000	4.125	12/01/30	183,262
UPC Holding B.V.(B/B3)
200,000	5.500	01/15/28	178,716

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Media(a)(b) – (continued)
Urban One, Inc.(B-/B3)
$62,000	7.375%		02/01/28	$56,271
VZ Secured Financing B.V.(B+/B1)
256,000	5.000		01/15/32	208,896
Ziggo B.V.(B+/B1)
200,000	4.875		01/15/30	170,460

				1,639,844

Oil Field Services(b) – 0.7%
Noble Finance Co.(NR/NR) (PIK 15.000%, Cash 11.000%)
46,709	11.000	(c)	02/15/28	50,396
Transocean Poseidon Ltd.(B-/B2)
42,250	6.875	(a)	02/01/27	41,338
Transocean Titan Financing Ltd.(B-/B2)
150,000	8.375	(a)	02/01/28	153,807
Transocean, Inc.(B-/B2)
100,000	8.750	(a)	02/15/30	102,000

				347,541

Packaging(a)(b) – 0.6%
Mauser Packaging Solutions Holding Co.(B/B2)
130,000	7.875		08/15/26	129,950
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.(B+/B1)
85,000	4.375		10/15/28	74,325
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC(B+/B1)
87,000	4.000		10/15/27	78,082

				282,357

Retailing – 1.2%
1011778 BC ULC/New Red Finance, Inc.(B+/B2)
192,000	4.375	(a)(b)	01/15/28	$177,193
305,000	4.000	(a)(b)	10/15/30	$261,391
QVC, Inc.(B-/B2)
7,000	4.850		04/01/24	5,602
Specialty Building Products Holdings LLC/SBP Finance Corp.(B/B3)
158,000	6.375	(a)(b)	09/30/26	145,235

				589,421

Software(a)(b) – 0.4%
Camelot Finance SA(B+/B1)
28,000	4.500		11/01/26	26,447
Clarivate Science Holdings Corp.(B+/B1)
192,000	3.875		07/01/28	171,398

				197,845

Telecommunication Services(a)(b) – 1.2%
Altice France SA(B/B2)
225,000	5.125		01/15/29	$170,674
264,000	5.500		10/15/29	$202,633
Frontier Communications Holdings LLC(CCC+/Caa2)
161,000	6.750		05/01/29	127,592
Level 3 Financing, Inc.(BB-/Ba2)
105,000	3.875		11/15/29	75,953

				576,852

122                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Transportation(a)(b) – 0.4%
Rand Parent LLC(BB/Ba1)
$240,000	8.500%	02/15/30	$225,576

TOTAL OTHER SECURED DEBT OBLIGATIONS			$8,161,947

TOTAL SECURED DEBT OBLIGATIONS (Cost $23,598,997)			$21,789,246

Shares	Description		Value

Common Stocks(g) – 0.5%

Energy Equipment & Services – 0.4%
4,969	Noble Corp. PLC		$196,126

Oil, Gas & Consumable Fuels – 0.1%
1,141,924	Prairie Provident Resources, Inc.		67,594

TOTAL COMMON STOCKS
(Cost $2,985,214)			$263,720

TOTAL INVESTMENTS – 96.1%
(Cost $55,575,487)			$47,608,070

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%			$1,953,013

NET ASSETS – 100.0%			$49,561,083

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Pay-in-kind securities.

(d)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(e)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(g)	Security is currently in default and/or non-income producing.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	234,259	EUR	213,832	06/26/23	$1,210

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	228,828	EUR	214,286	04/03/23	$(3,604)

The accompanying notes are an integral part of these financial statements.                123

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.000%	12M SOFR	06/21/30	$2,590	$26,901	$60,650	$(33,749)

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:

CDX.NA.HY Index 38	(5.000)%	4.709%	12/20/27	$11,000	$(138,700)	$508,760	$(647,460)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NR	—Not Rated
PIK	—Payment in kind
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

Abbreviations:
CDX.NA.HY Ind 38	—CDX North America High Yield Index 38
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

124                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 37.5%

Collateralized Mortgage Obligations – 6.5%
Interest Only(a) – 1.9%
FHLMC REMIC Series 3852, Class SW (-1X 1M USD LIBOR +6.000%)
$939,096	1.316	%(b)	05/15/41	$88,877
FHLMC REMIC Series 4468, Class SY (-1X 1M USD LIBOR + 6.100%)
3,883,260	1.416	(b)	05/15/45	445,358
FHLMC REMIC Series 5012, Class DI
1,941,066	4.000		09/25/50	370,335
FHLMC REMIC Series 5020, Class IH
651,326	3.000		08/25/50	103,180
FHLMC REMIC Series 5148, Class AI
8,809,268	2.500		10/25/51	993,821
FNMA REMIC Series 2011-100, Class S (-1X 1M USD LIBOR +6.450%)
2,322,918	1.605	(b)	10/25/41	253,447
FNMA REMIC Series 2012-88, Class SB (-1X 1M USD LIBOR +6.670%)
2,232,340	1.825	(b)	07/25/42	232,838
FNMA REMIC Series 2017-104, Class SB (-1X 1M USD LIBOR +6.150%)
960,240	1.305	(b)	01/25/48	111,386
FNMA REMIC Series 2020-60, Class NI
1,802,676	4.000		09/25/50	343,932
GNMA REMIC Series 2010-35, Class DS (-1X 1M USD LIBOR +5.680%)
2,990,135	0.919	(b)	03/20/40	261,926
GNMA REMIC Series 2013-103, Class DS (-1X 1M USD LIBOR + 6.150%)
3,765,729	1.389	(b)	07/20/43	405,525
GNMA REMIC Series 2013-117, Class PS (-1X 1M USD LIBOR +6.150%)
4,470,785	1.389	(b)	04/20/43	325,885
GNMA REMIC Series 2013-152, Class TS (-1X 1M USD LIBOR +6.100%)
87,021	1.339	(b)	06/20/43	8,781
GNMA REMIC Series 2014-11, Class NI
1,313,792	4.500		12/16/42	73,492
GNMA REMIC Series 2014-132, Class SL (-1X 1M USD LIBOR +6.100%)
4,398,656	1.339	(b)	10/20/43	238,861
GNMA REMIC Series 2014-180, Class PI
2,912,322	4.000		08/20/44	388,947
GNMA REMIC Series 2015-111, Class SM (-1X 1M USD LIBOR + 6.200%)
3,637,083	1.439	(b)	08/20/45	424,724
GNMA REMIC Series 2015-126, Class LS (-1X 1M USD LIBOR +6.200%)
2,344,927	1.439	(b)	09/20/45	267,815
GNMA REMIC Series 2015-129, Class IC
1,035,574	4.500		09/16/45	188,554
GNMA REMIC Series 2015-133, Class SA (-1X 1M USD LIBOR + 5.700%)
1,330,953	0.939	(b)	09/20/45	124,065

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
GNMA REMIC Series 2015-133, Class SB (-1X 1M USD LIBOR + 5.700%)
$1,715,976	0.939	%(b)	09/20/45	$156,121
GNMA REMIC Series 2015-144, Class QS (-1X 1M USD LIBOR + 5.700%)
4,477,536	0.939	(b)	10/20/45	383,455
GNMA REMIC Series 2015-168, Class SD (-1X 1M USD LIBOR + 6.200%)
7,475,783	1.439	(b)	11/20/45	879,159
GNMA REMIC Series 2016-6, Class S (-1X 1M USD LIBOR + 5.650%)
5,622,307	0.889	(b)	01/20/46	481,982
GNMA REMIC Series 2017-112, Class SJ (-1X 1M USD LIBOR +5.660%)
1,062,413	0.899	(b)	07/20/47	100,704
GNMA REMIC Series 2018-122, Class HS (-1X 1M USD LIBOR + 6.200%)
763,886	1.439	(b)	09/20/48	88,707
GNMA REMIC Series 2018-124, Class SN (-1X 1M USD LIBOR + 6.200%)
1,572,308	1.439	(b)	09/20/48	180,284
GNMA REMIC Series 2018-139, Class SQ (-1X 1M USD LIBOR + 6.150%)
1,060,784	1.389	(b)	10/20/48	110,502
GNMA REMIC Series 2018-67, Class PS (-1X 1M USD LIBOR +6.200%)
1,787,939	1.439	(b)	05/20/48	193,272
GNMA REMIC Series 2018-7, Class DS (-1X 1M USD LIBOR + 5.700%)
1,201,834	0.939	(b)	01/20/48	119,673
GNMA REMIC Series 2018-79, Class SD (-1X 1M USD LIBOR +6.200%)
450,878	1.439	(b)	06/20/48	48,070
GNMA REMIC Series 2019-1, Class SN (-1X 1M USD LIBOR + 6.050%)
1,209,689	1.289	(b)	01/20/49	124,951
GNMA REMIC Series 2019-151, Class NI
2,638,349	3.500		10/20/49	389,268
GNMA REMIC Series 2019-6, Class SA (-1X 1M USD LIBOR + 6.050%)
418,387	1.289	(b)	01/20/49	44,422
GNMA REMIC Series 2019-78, Class SE (-1X 1M USD LIBOR +6.100%)
739,506	1.339	(b)	06/20/49	74,149
GNMA REMIC Series 2020-146, Class IM
1,294,480	2.500		10/20/50	170,879
GNMA REMIC Series 2020-146, Class KI
9,269,247	2.500		10/20/50	1,224,971
GNMA REMIC Series 2020-21, Class SA (-1X 1M USD LIBOR +6.050%)
3,220,427	1.289	(b)	02/20/50	382,577
GNMA REMIC Series 2020-61, Class SF (-1X 1M USD LIBOR +6.440%)
5,054,146	1.679	(b)	07/20/43	572,643

The accompanying notes are an integral part of these financial statements.                125

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
GNMA REMIC Series 2020-78, Class DI
$3,750,289	4.000%		06/20/50	$677,612

				12,055,150

Regular Floater(b) – 0.3%
FHLMC REMIC Series 3231, Class FB (1M USD LIBOR + 0.350%)
149,854	5.034		10/15/36	148,250
FHLMC REMIC Series 3314, Class FC (1M USD LIBOR + 0.400%)
93,781	5.084		12/15/36	92,948
FHLMC REMIC Series 3371, Class FA (1M USD LIBOR + 0.600%)
152,846	5.284		09/15/37	152,564
FHLMC REMIC Series 3545, Class FA (1M USD LIBOR + 0.850%)
40,384	5.534		06/15/39	40,675
FHLMC REMIC Series 3827, Class KF (1M USD LIBOR + 0.370%)
212,169	5.054		03/15/41	211,295
FNMA REMIC Series 2006-45, Class TF (1M USD LIBOR + 0.400%)
300,458	5.245		06/25/36	298,077
FNMA REMIC Series 2006-76, Class QF (1M USD LIBOR + 0.400%)
360,794	5.245		08/25/36	358,216
FNMA REMIC Series 2006-79, Class PF (1M USD LIBOR + 0.400%)
363,828	5.245		08/25/36	358,908
FNMA REMIC Series 2007-75, Class VF (1M USD LIBOR + 0.450%)
125,773	5.295		08/25/37	125,042
FNMA REMIC Series 2009-84, Class WF (1M USD LIBOR + 1.100%)
40,300	5.945		10/25/39	41,172

				1,827,147

Sequential Fixed Rate – 0.5%
GCAT Trust Series 22-NQM4, Class A1
190,653	5.269	(c)(d)	08/25/67	190,400
OBX Trust Series 2022-NQM7, Class A1
186,190	5.110	(c)(d)	08/25/62	184,483
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
225,991	5.500		02/25/36	171,386
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
345,831	6.000		06/25/36	281,736
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
642,335	6.500		07/25/36	520,040
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
659,069	6.000		08/25/36	450,201
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
1,879,735	6.000		10/25/37	1,223,368

				3,021,614

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate – 3.8%
Alternative Loan Trust Series 2007-16CB, Class 1A2 (1M USD LIBOR + 0.400%)
$272,984	5.245	%(b)	08/25/37	$183,578
Banc of America Funding Trust Series 2007-2, Class 2A1
22,813	4.117		03/25/37	20,899
Bellemeade Re Ltd. Series 2021-2A, Class M1B (1M SOFR + 1.500%)
475,000	6.060	(b)(c)	06/25/31	459,874
Connecticut Avenue Securities Series 2016-C01, Class 1M2 (1M USD LIBOR + 6.750%)
692,254	11.595	(b)	08/25/28	738,814
Connecticut Avenue Securities Series 2021-R02, Class 2B1 (1M SOFR + 3.300%)
1,350,000	7.860	(b)(c)	11/25/41	1,267,402
Connecticut Avenue Securities Trust (1M USD LIBOR + 5.300%)
1,100,325	10.145	(b)	10/25/28	1,166,202
Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2 (1M USD LIBOR + 2.450%)
168,507	7.295	(b)(c)	07/25/31	169,139
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 (1M USD LIBOR + 2.300%)
104,019	7.145	(b)(c)	08/25/31	104,181
Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2 (1M USD LIBOR + 2.150%)
38,447	6.995	(b)(c)	09/25/31	38,483
Connecticut Avenue Securities Trust Series 2022-R02, Class 1B1 (1M SOFR + 6.250%)
153,000	10.810	(b)(c)	03/25/42	157,024
Connecticut Avenue Securities Trust Series 2022-R02, Class 2M2 (1M SOFR + 3.000%)
590,000	7.560	(b)(c)	01/25/42	563,900
Connecticut Avenue Securities Trust Series 2022-R04, Class 1B1 (1M SOFR + 5.250%)
433,000	9.810	(b)(c)	03/25/42	432,995
Connecticut Avenue Securities Trust Series 2022-R05, Class 2B1 (1M SOFR + 4.500%)
392,000	9.060	(b)(c)	04/25/42	376,990
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M2 (1M SOFR + 3.000%)
279,000	7.560	(b)(c)	04/25/42	272,105
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
266,194	5.345	(b)	07/25/35	185,123
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
316,402	5.500	(b)	12/25/35	262,249
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.340%)
95	5.185	(b)	11/25/36	3,694
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
1,802,887	5.345	(b)	08/25/37	1,243,906

126                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate – (continued)
FHLMC STACR Debt Notes Series 2020-HQA5, Class M2 (1M SOFR + 2.600%)
$396,090	7.160	%(b)(c)	11/25/50	$397,095
FHLMC STACR REMIC Trust Series 2020-DNA1, Class M2 (1M USD LIBOR + 1.700%)
562,902	6.545	(b)(c)	01/25/50	563,428
FHLMC STACR REMIC Trust Series 2020-DNA4, Class B1 (1M USD LIBOR + 6.000%)
1,427,338	10.845	(b)(c)	08/25/50	1,541,685
FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1 (1M SOFR + 4.800%)
1,533,000	9.360	(b)(c)	10/25/50	1,597,533
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2 (1M SOFR + 2.800%)
176,590	7.360	(b)(c)	10/25/50	178,687
FHLMC STACR REMIC Trust Series 2020-DNA6, Class B2 (1M SOFR + 5.650%)
600,000	10.210	(b)(c)	12/25/50	540,801
FHLMC STACR REMIC Trust Series 2020-DNA6, Class M2 (1M SOFR + 2.000%)
1,056,664	6.560	(b)(c)	12/25/50	1,056,658
FHLMC STACR REMIC Trust Series 2020-HQA2, Class B1 (1M USD LIBOR + 4.100%)
3,826,645	8.945	(b)(c)	03/25/50	3,888,565
FHLMC STACR REMIC Trust Series 2020-HQA3, Class B1 (1M USD LIBOR + 5.750%)
1,329,466	10.595	(b)(c)	07/25/50	1,408,595
FHLMC STACR REMIC Trust Series 2020-HQA4, Class B1 (1M USD LIBOR + 5.250%)
860,313	10.095	(b)(c)	09/25/50	905,072
FHLMC STACR REMIC Trust Series 2021-DNA1, Class M2 (1M SOFR + 1.800%)
270,830	6.360	(b)(c)	01/25/51	267,453
FHLMC STACR REMIC Trust Series 2021-DNA6, Class B1 (1M SOFR + 3.400%)
137,000	7.960	(b)(c)	10/25/41	128,472
FHLMC STACR REMIC Trust Series 2021-HQA2, Class M2 (1M SOFR + 2.050%)
410,000	6.610	(b)(c)	12/25/33	387,932
FHLMC STACR REMIC Trust Series 2022-HQA1, Class M1B (1M SOFR + 3.500%)
350,000	8.060	(b)(c)	03/25/42	349,052
FHLMC STACR Trust Series 2019-DNA3, Class BI(c) (1M USD LIBOR + 3.250%)
770,000	8.095	(b)	07/25/49	771,315
FHLMC STACR Trust Series 2019-DNA4, Class B1 (1M USD LIBOR + 2.700%)
925,000	7.545	(b)(c)	10/25/49	913,658
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1
1,435,893	2.520	(b)(c)	05/25/52	1,188,752
JPMorgan Mortgage Trust Series 2022-LTV1,Class A2
474,007	3.520	(c)	07/25/52	397,555
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1 (12M MTA + 0.800%)
2,693	3.938	(b)	12/25/46	1,959

Principal Amount		Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate – (continued)
Mill City Mortgage Loan Trust Series 2017-2, Class A3
	$478,255	3.147	%(c)	07/25/59	$451,303
Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.410%)
	72,631	5.255	(b)	09/25/46	62,539

					24,644,667

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS					41,548,578

Commercial Mortgage-Backed Securities – 2.6%
Sequential Fixed Rate – 1.4%
BANK Series 2018-BN14, Class D
	$500,000	3.000	%(c)	09/15/60	$337,285
BANK Series 2021-BNK38, Class A5
	1,050,000	2.521		12/15/64	856,812
BANK Series 2021-BNK38, Class E
	300,000	2.500	(c)	12/15/64	141,564
BANK Series 2022-BNK39, Class A4
	2,400,000	2.928		02/15/55	2,023,449
BBCMS Mortgage Trust Series 2022-C17, Class A5
	2,000,000	4.441		09/15/55	1,901,962
BX Trust Series 2022, Class A
	2,000,000	5.760	(c)	10/13/27	1,995,168
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
	1,000,000	3.000	(c)	09/15/50	670,356
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D
	756,000	3.250	(c)	01/15/60	554,834

					8,481,430

Sequential Floating Rate – 1.2%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
	1,050,000	2.778		11/15/54	813,208
BBCMS Mortgage Trust Series 2022-C17, Class AS
	1,400,000	4.971		09/15/55	1,321,648
BX Trust Series 2021-ARIA, Class F (1M USD LIBOR + 2.594%)
	1,350,000	7.278	(b)(c)	10/15/36	1,193,315
BX Trust Series 2022-PSB, Class A (1M SOFR LIBOR + 2.451%)
	3,805,967	7.278	(b)(c)	08/15/39	3,774,527
Octagon Finance NO 1 DAC, Class A(e) (3M EURIBOR + 2.370%)
EUR	722,920	5.052	(b)	05/17/28	697,765

					7,800,463

TOTAL COMMERCIAL MORTGAGEBACKED SECURITIES					$16,281,893

Federal Agencies – 28.4%
FHLMC – 0.1%
	$10,705	5.000%		01/01/33	$10,941
	301	5.000		03/01/33	307
	4,211	5.000		04/01/33	4,305
	509	5.000		05/01/33	521

The accompanying notes are an integral part of these financial statements.                127

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$1,776	5.000%	06/01/33	$1,816
11,609	5.000	07/01/33	11,868
17,803	5.000	08/01/33	18,192
1,963	5.000	09/01/33	2,002
4,059	5.000	10/01/33	4,149
6,656	5.000	11/01/33	6,804
3,840	5.000	12/01/33	3,926
3,530	5.000	01/01/34	3,609
12,030	5.000	02/01/34	12,302
5,970	5.000	03/01/34	6,115
10,724	5.000	04/01/34	10,986
13,438	5.000	05/01/34	13,741
179,580	5.000	06/01/34	183,639
4,969	5.000	11/01/34	5,089
47,415	5.000	04/01/35	48,473
91	5.000	11/01/35	93

			348,878

GNMA – 10.7%
8,692,954	4.500	12/20/48	8,660,668
3,245,607	5.000	12/20/48	3,290,110
4,926,968	4.500	01/20/49	4,907,129
17,000,000	3.500	TBA-30yr(f)	15,938,447
15,000,000	4.000	TBA-30yr(f)	14,440,038
19,000,000	5.500	TBA-30yr(f)	19,217,808
2,000,000	5.000	TBA-30yr(f)	2,002,038

			68,456,238

UMBS – 9.8%
20,671,599	2.000	04/01/52	17,075,499
6,921,595	6.000	01/01/53	7,109,420
15,838,703	2.000	04/01/52	13,084,583
2	5.000	04/01/23	2
1	5.500	05/01/25	1
17,235	4.500	08/01/37	17,301
3,360	4.500	04/01/39	3,381
5,756	4.000	08/01/39	5,636
2,366	4.000	09/01/39	2,316
23,357	4.500	10/01/39	23,476
2,425	4.500	05/01/41	2,446
9,852	4.500	06/01/41	9,934
8,722	4.500	08/01/41	8,799
2,899	4.500	10/01/41	2,924
694	4.500	11/01/42	700
11,687	4.500	12/01/43	11,761
504,660	4.500	11/01/48	500,577
91,119	4.500	01/01/49	90,353
689,827	4.500	06/01/49	684,125
464,525	4.500	08/01/49	460,367
5,970,142	5.000	10/01/49	6,034,519
543,139	4.500	01/01/50	538,977
8,283,493	4.500	03/01/50	8,235,491
5,407,618	5.000	03/01/50	5,464,662

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
	$2,959,002	6.000%	01/01/53	$3,056,446

				62,423,696

UMBS, 30 Year, Single Family(f) – 7.8%
	5,000,000	6.500	TBA-30yr	5,159,757
	7,000,000	6.000	TBA-30yr	7,143,556
	22,000,000	5.500	TBA-30yr	22,223,432
	7,000,000	5.000	TBA-30yr	6,980,036
	2,000,000	4.500	TBA-30yr	1,959,062
	3,000,000	4.000	TBA-30yr	2,868,985
	1,000,000	3.500	TBA-30yr	928,749
	3,000,000	2.000	TBA-30yr	2,478,842

				49,742,419

TOTAL FEDERAL AGENCIES				$180,971,231

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $239,723,352)				$238,801,702

Corporate Obligations – 25.6%

Advertising(c)(g) – 0.1%
Outfront Media Capital LLC/Outfront Media Capital Corp.
	$364,000	5.000%	08/15/27	$331,462

Aerospace & Defense(g) – 0.4%
The Boeing Co.
	1,900,000	5.705	05/01/40	1,916,796
TransDigm, Inc.
	650,000	5.500	11/15/27	612,970
Triumph Group, Inc.
	285,000	7.750	08/15/25	261,285

				2,791,051

Automotive(g) – 1.1%
General Motors Financial Co., Inc.
	6,188,000	3.600	06/21/30	5,414,005
General Motors Financial Co., Inc.
	2,048,000	2.700	06/10/31	1,642,189

				7,056,194

Banks – 4.9%
AIB Group PLC(b)(g) (-1X 5 year EUR Swap + 6.629%)
EUR	372,000	6.250	06/23/25	369,493
Banco do Brasil SA(b)(g) (10 year CMT + 4.398%)
	$1,550,000	6.250	04/15/24	1,412,050
Banco Mercantil del Norte SA(b)(c)(g) (5 year CMT + 4.643%)
	640,000	5.875	01/24/27	540,000
Banco Santander SA(b)(g) (-1X 5 year EUR Swap + 4.534%)
EUR	400,000	4.375	01/14/26	342,689
Bank of America Corp.(b)(g) (SOFR + 1.830%)
	$6,692,000	4.571	04/27/33	6,366,233
Barclays PLC(b)(g)
(5 year CMT + 5.431%)
	250,000	8.000	03/15/29	218,578

128                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(5 year CMT + 5.867%)
	$280,000	6.125%	12/15/25	$239,193
Citigroup, Inc.(b)(g) (SOFR + 2.086%)
	5,655,000	4.910	05/24/33	5,542,352
Credit Suisse Group AG(c)(g)
	2,875,000	4.282	01/09/28	2,593,480
JPMorgan Chase & Co.(b)(g) (SOFR + 2.080%)
	7,200,000	4.912	07/25/33	7,158,744
Morgan Stanley(b)(g) (SOFR + 1.290%)
	6,770,000	2.943	01/21/33	5,738,049
Societe Generale SA(b)(g) (5 year USD Swap + 3.929%)
	224,000	6.750	04/06/28	179,529
Virgin Money UK PLC(b)(g) (5 year UK Government Bond + 8.307%)
GBP	344,000	9.250	06/08/24	399,300

				31,099,690

Beverages(g) – 1.0%
Anheuser-Busch InBev Worldwide, Inc.
	$1,700,000	3.500	06/01/30	1,603,559
Constellation Brands, Inc.
	5,528,000	2.875	05/01/30	4,845,900

				6,449,459

Building Materials(c)(g) – 0.1%
Summit Materials LLC/Summit Materials Finance Corp.
	305,000	6.500	03/15/27	303,454
	438,000	5.250	01/15/29	415,627

				719,081

Chemicals(c)(g) – 0.1%
Ingevity Corp.
	546,000	3.875	11/01/28	471,913

Commercial Services – 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)(g)
	843,000	6.625	07/15/26	809,642
DP World Crescent Ltd.
	200,000	4.848	09/26/28	198,750
	200,000	3.875	07/18/29	188,413
DP World Ltd.
	200,000	5.625	09/25/48	191,750
Herc Holdings, Inc.(c)(g)
	1,269,000	5.500	07/15/27	1,224,433
United Rentals North America, Inc.(g)
	604,000	3.875	02/15/31	532,897

				3,145,885

Computers(c)(g) – 0.2%
Booz Allen Hamilton, Inc.
	758,000	3.875	09/01/28	691,448
KBR, Inc.
	708,000	4.750	09/30/28	632,810

				1,324,258

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Distribution & Wholesale(c)(g) – 0.1%
Univar Solutions USA, Inc.
$331,000	5.125%		12/01/27	$331,344

Diversified Financial Services – 0.6%
AerCap Holdings NV(b)(g) (5 year CMT + 4.535%)
508,000	5.875		10/10/79	465,546
Global Aircraft Leasing Co. Ltd.(c)(g) (PIK 7.250%, Cash 6.500%)
2,008,039	6.500		09/15/24	1,813,079
Midcap Financial Issuer Trust(c)(g)
1,681,000	6.500		05/01/28	1,421,437
Navient Corp.
255,000	6.750		06/25/25	249,892

				3,949,954

Electrical(c)(g) – 0.1%
Calpine Corp.
1,048,000	4.625		02/01/29	907,620

Electronics(c)(g) – 0.2%
Sensata Technologies, Inc.
1,659,000	4.375		02/15/30	1,521,287

Energy-Alternate Sources(c)(g) – 0.1%
Greenko Dutch B.V.
188,000	3.850		03/29/26	169,341
Greenko Power II Ltd.
191,000	4.300		12/13/28	164,021

				333,362

Engineering & Construction(g) – 0.1%
Mexico City Airport Trust
320,000	4.250	(c)	10/31/26	305,400
546,000	5.500		07/31/47	417,035

				722,435

Entertainment(c)(g) – 0.9%
Motion Bondco DAC
567,000	6.625		11/15/27	525,904
Warnermedia Holdings, Inc.
6,008,000	4.279		03/15/32	5,360,818

				5,886,722

Environmental(c)(g) – 0.7%
GFL Environmental, Inc.
3,270,000	3.500		09/01/28	2,956,178
Waste Pro USA, Inc.
1,524,000	5.500		02/15/26	1,402,111

				4,358,289

Food & Drug Retailing(g) – 0.4%
B&G Foods, Inc.
1,123,000	5.250		04/01/25	1,044,896
243,000	5.250		09/15/27	209,043
Performance Food Group, Inc.(c)
219,000	6.875		05/01/25	220,789

The accompanying notes are an integral part of these financial statements.                129

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing(g) – (continued)
$1,041,000	5.500%		10/15/27	$1,017,744

				2,492,472

Healthcare Providers & Services(g) – 0.8%
Centene Corp.
2,486,000	2.625		08/01/31	2,015,251
Encompass Health Corp.
641,000	4.500		02/01/28	597,816
Envision Healthcare Corp.(c)
1,175,000	8.750		10/15/26	222,768
Tenet Healthcare Corp.
841,000	6.125		10/01/28	801,843
UnitedHealth Group, Inc.
1,500,000	5.350		02/15/33	1,594,155

				5,231,833

Insurance(c)(g) – 0.5%
Acrisure LLC/Acrisure Finance, Inc.
1,449,000	7.000		11/15/25	1,356,307
GTCR AP Finance, Inc.
729,000	8.000		05/15/27	702,880
USI, Inc.
1,237,000	6.875		05/01/25	1,215,761

				3,274,948

Internet(c)(g) – 0.8%
Match Group Holdings II LLC
1,404,000	4.625		06/01/28	1,304,905
Netflix, Inc.
2,525,000	4.875		06/15/30	2,518,208
Prosus NV
850,000	3.680		01/21/30	719,844
400,000	4.027		08/03/50	260,200

				4,803,157

Lodging(g) – 0.5%
Hilton Domestic Operating Co., Inc.
110,000	5.375	(c)	05/01/25	109,758
1,584,000	4.875		01/15/30	1,514,240
MGM Resorts International
1,425,000	4.750		10/15/28	1,328,770

				2,952,768

Machinery-Diversified(c)(g) – 0.1%
Titan Acquisition Ltd./Titan Co-Borrower LLC
646,000	7.750		04/15/26	539,100

Media – 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp.(c)(g)
1,334,000	4.250		02/01/31	1,093,213
Cumulus Media New Holdings, Inc.(c)(g)
724,000	6.750		07/01/26	553,860
DISH DBS Corp.
240,000	5.875		11/15/24	214,128
279,000	7.750		07/01/26	184,140
643,000	7.375	(g)	07/01/28	366,497

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
iHeartCommunications, Inc.(g)
	$271,665	8.375%		05/01/27	$197,438
Nexstar Media, Inc.(c)(g)
	784,000	5.625		07/15/27	726,211
Scripps Escrow, Inc.(c)(g)
	887,000	5.875		07/15/27	653,622
UPC Holding B.V.(c)(g)
	231,000	5.500		01/15/28	206,417
Virgin Media Secured Finance PLC(c)(g)
	1,454,000	5.500		05/15/29	1,351,406

					5,546,932

Mining(c)(g) – 0.1%
Alcoa Nederland Holding B.V.
	620,000	5.500		12/15/27	612,014

Multi-National(c)(g) – 0.2%
The African Export-Import Bank
	550,000	2.634		05/17/26	490,485
	850,000	3.798		05/17/31	689,392

					1,179,877

Oil Field Services – 1.3%
Ecopetrol SA(g)
	480,000	8.875		01/13/33	484,200
Occidental Petroleum Corp.
	589,000	6.625	(g)	09/01/30	620,040
	657,000	7.500		05/01/31	725,019
Petroleos de Venezuela SA(h)
	137,050,000	0.000		10/28/22	5,482,000
Reliance Industries Ltd.(c)
	310,000	3.625		01/12/52	216,613
Transocean, Inc.(c)(g)
	531,000	11.500		01/30/27	548,927
	180,000	8.750		02/15/30	183,600
USA Compression Partners LP/USA Compression Finance Corp.(g)
	318,000	6.875		04/01/26	310,654

					8,571,053

Packaging(g) – 0.9%
ARD Finance SA(i)
(PIK 5.750%, Cash 5.000%)
EUR	236,165	5.000		06/30/27	190,902
(PIK 7.250%, Cash 6.500%)
	$958,594	6.500	(c)	06/30/27	732,778
Berry Global, Inc.(c)
	524,000	4.500		02/15/26	510,166
Crown Americas LLC
	2,933,000	5.250		04/01/30	2,838,411
LABL, Inc.(c)
	231,000	6.750		07/15/26	222,924
	241,000	10.500		07/15/27	223,610
Trivium Packaging Finance B.V.(c)
	516,000	5.500		08/15/26	494,204

130                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging(g) – (continued)
$353,000	8.500%		08/15/27	$322,176

				5,535,171

Pharmaceuticals(g) – 1.2%
CVS Health Corp.
8,198,000	2.125		09/15/31	6,691,617
The Cigna Group
1,425,000	2.375		03/15/31	1,204,097

				7,895,714

Pipelines – 1.7%
Buckeye Partners LP(g)
640,000	4.350		10/15/24	626,361
1,049,000	3.950		12/01/26	949,135
Cheniere Energy Partners LP(g)
710,000	4.000		03/01/31	632,262
3,419,000	3.250		01/31/32	2,826,453
Energy Transfer LP(g)
1,575,000	5.750		02/15/33	1,608,327
Galaxy Pipeline Assets Bidco Ltd.
240,000	2.625	(c)	03/31/36	196,800
1,861,706	2.940		09/30/40	1,503,677
430,000	3.250	(c)	09/30/40	337,550
Global Partners LP/GLP Finance Corp.(g)
215,000	7.000		08/01/27	206,654
Kinder Morgan, Inc.(g)
1,650,000	4.300		03/01/28	1,621,521

				10,508,740

Real Estate(g)(h) – 0.0%
Zhenro Properties Group Ltd.
200,000	6.700		08/04/26	15,000

Real Estate Investment Trust(g) – 0.1%
MPT Operating Partnership LP/MPT Finance Corp.
1,288,000	4.625		08/01/29	951,459

Retailing(g) – 1.6%
CK Hutchison International 20 Ltd.(c)
200,000	2.500		05/08/30	173,942
CK Hutchison International 21 Ltd.(c)
230,000	2.500		04/15/31	197,064
Group 1 Automotive, Inc.(c)
314,000	4.000		08/15/28	276,267
LCM Investments Holdings II LLC(c)
474,000	4.875		05/01/29	396,240
Lowe’s Cos., Inc.
6,800,000	5.000		04/15/33	6,792,384
Penske Automotive Group, Inc.
942,000	3.500		09/01/25	891,320
The Home Depot, Inc.
1,600,000	4.500		09/15/32	1,610,432

				10,337,649

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Semiconductors(c)(g) – 0.9%
Broadcom, Inc.
$6,186,000	4.150%	04/15/32	$5,640,271

Software(g) – 0.3%
Camelot Finance SA(c)
152,000	4.500	11/01/26	143,567
Castle U.S. Holding Corp.(c)
574,000	9.500	02/15/28	230,547
Oracle Corp.
1,475,000	6.250	11/09/32	1,583,236

			1,957,350

Telecommunication Services(g) – 1.8%
Altice France SA(c)
218,000	5.500	01/15/28	177,352
AT&T, Inc.
2,000,000	2.550	12/01/33	1,608,820
T-Mobile USA, Inc.
9,575,000	5.200	01/15/33	9,744,956

			11,531,128

Toys/Games/Hobbies(c)(g) – 0.1%
Mattel, Inc.
756,000	5.875	12/15/27	752,190

Transportation(c)(g) – 0.2%
Rand Parent LLC
1,040,000	8.500	02/15/30	977,496

TOTAL CORPORATE OBLIGATIONS (Cost $207,780,010)			$162,706,328

Asset-Backed Securities – 10.8%

Collateralized Loan Obligations(c) – 9.6%
Apidos CLO XXIII Series 2015-23A, Class AR(b) (3M USD LIBOR + 1.220%)
$2,600,000	6.012%	04/15/33	$2,552,038
Barings CLO Ltd. IV Series 2020-4A, Class D1(b) (3M USD LIBOR + 3.700%)
1,000,000	8.508	01/20/32	949,962
Cathedral Lake VII Ltd. Series 2021-7RA, Class D(b) (3M USD LIBOR + 4.280%)
810,000	9.072	01/15/32	754,189
CFIP CLO, Ltd. Series 2017-1A, Class DR(b) (3M USD LIBOR + 3.820%)
2,200,000	8.615	10/18/34	1,891,305
Crown City CLO I Series 2020-1A, Class A1AR(b) (3M USD LIBOR + 1.190%)
2,000,000	5.998	07/20/34	1,940,028
Crown Point CLO 9, Ltd. Series 2020-9A, Class AR(b) (3M USD LIBOR + 1.190%)
8,900,000	5.982	07/14/34	8,697,160
Elmwood CLO IV Ltd. Series 2020-1A, Class A(b) (3M USD LIBOR + 1.240%)
3,500,000	6.032	04/15/33	3,447,283

The accompanying notes are an integral part of these financial statements.                131

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(c) – (continued)
HalseyPoint CLO I Ltd. Series 2019-1A, Class A1A1(b) (3M USD LIBOR + 1.350%)
$9,400,000	6.158%	01/20/33	$9,253,097
LCCM Trust Series 2021-FL2, Class A(b) (1M USD LIBOR + 1.200%)
1,150,000	5.884	12/13/38	1,113,670
MAN GLG CLO US. Ltd. Series 2021-1A, Class A1(b) (3M USD LIBOR + 1.300%)
6,700,000	6.092	07/15/34	6,512,038
MF1 Ltd. Series 2021-FL6, Class A(b) (1M USD LIBOR + 1.100%)
1,400,000	5.809	07/16/36	1,357,551
Ocean Trails CLO XI Series 2021-11A, Class D(b) (3M USD LIBOR + 3.700%)
3,000,000	8.508	07/20/34	2,609,754
Octagon Investment Partners XIV Ltd. Series 2012-1A, Class CRR(b) (3M USD LIBOR + 3.900%)
1,600,000	8.692	07/15/29	1,427,837
Stellar Jay Ireland DAC Series 2021-1, Class A
2,101,526	3.967	10/15/41	1,823,074
Tikehau US CLO I Ltd. Series 2021-1A, Class E(b) (3M USD LIBOR + 6.910%)
1,000,000	11.705	01/18/35	835,481
Venture CLO Ltd. Series 2020-39A, Class A1(b) (3M USD LIBOR + 1.280%)
6,200,000	6.072	04/15/33	6,049,935
Voya CLO Ltd. Series 2019-1A, Class AR(b) (3M USD LIBOR + 1.060%)
3,900,000	5.852	04/15/31	3,837,230
Zais CLO 15 Ltd. Series 2020-15A, Class A1R(b) (3M USD LIBOR + 1.350%)
6,000,000	6.152	07/28/32	5,880,000

			60,931,632

Home Equity(b) – 0.0%
Lehman XS Trust Series 2007-3, Class 1BA2 (6M USD LIBOR + 0.500%)
77,611	5.771	03/25/37	72,552
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A (1M USD LIBOR + 0.340%)
680,447	5.185	11/25/36	129,780

			202,332

Student Loan(b) – 1.2%
SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
7,624,566	5.818	10/25/21	7,444,400

TOTAL ASSET-BACKED SECURITIES (Cost $71,260,362)			$68,578,364

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(b)(j) –2.2%

Building & Construction Materials – 0.2%
KKR Apple Bidco, LLC (1M USD LIBOR + 2.750%)
$1,481,250	7.590%	09/23/28	$1,464,053

Chemicals – 0.2%
Starfruit Finco B.V. (3M SOFR + 2.750%)
1,285,829	7.526	10/01/25	1,273,884

Consumer Cyclical Services – 0.6%
Asurion LLC (1M USD LIBOR + 3.250%)
2,620,900	8.090	12/23/26	2,425,276
The Hertz Corp.
(1M USD LIBOR + 3.250%)
198,220	8.090	06/30/28	196,733
(1M USD LIBOR + 3.250%)
1,033,374	8.109	06/30/28	1,025,624

			3,647,633

Food & Drug Retailing – 0.1%
B&G Foods, Inc. (1M USD LIBOR + 2.500%)
372,378	7.340	10/10/26	361,497

Health Care Products – 0.1%
Sotera Health Holdings, LLC (3M USD LIBOR + 2.750%)
425,000	7.575	12/11/26	408,531

Media - Cable – 0.3%
CSC Holdings, LLC (1M SOFR CME + 4.500%)
1,923,664	9.327	01/18/28	1,776,504

Media - Non Cable – 0.3%
CMG Media Corp. (3M USD LIBOR + 3.500%)
483,863	8.659	12/17/26	426,283
Getty Images, Inc. (3M SOFR + 4.500%)
625,538	9.498	02/19/26	624,494
iHeartCommunications, Inc. (1M USD LIBOR + 3.000%)
1,300,000	7.840	05/01/26	1,148,667

			2,199,444

Technology - Software – 0.3%
Camelot U.S. Acquisition LLC (1M USD LIBOR + 3.000%)
2,126,988	7.840	10/30/26	2,120,777

Technology - Software/Services – 0.1%
The Ultimate Software Group, Inc. (3M USD LIBOR + 3.750%)
892,625	8.575	05/04/26	876,897
Travelport Finance (Luxembourg) S.a.r.l. (3M USD LIBOR + 1.500%)
38,533	6.795	02/28/25	39,424

			916,321

TOTAL BANK LOANS (Cost $14,756,852)			$14,168,644

Municipal Debt Obligations – 1.4%

Illinois – 1.4%
Illinois State GO Bonds Build America Series 2010(g)
$4,150,714	7.350%	07/01/35	$4,556,082

132                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)

Illinois – (continued)
Illinois State GO Bonds Taxable-Pension Series 2003
	$4,280,000	5.100%		06/01/33	$4,269,580

Sovereign Debt Obligations – 1.1%

Euro – 0.5%
Republic of Ivory Coast
EUR	530,000	4.875%		01/30/32	$436,836
Republic of Oman
	1,410,000	4.750		06/15/26	1,372,371
Republic of Romania
	1,250,000	3.624	(c)	05/26/30	1,145,503
	230,000	2.000	(c)	01/28/32	176,475
	120,000	3.375		01/28/50	78,084
	200,000	3.375	(c)	01/28/50	130,140
Ukraine Government Bond(c)
	1,550,000	4.375		01/27/32	285,766

					3,625,175

United States Dollar – 0.6%
Export-Import Bank of Korea
	$200,000	5.000		01/11/28	205,196
	200,000	5.125		01/11/33	209,716
Hungary Government International Bond
	550,000	6.125		05/22/28	563,063
Korea Hydro & Nuclear Power Co., Ltd.(c)
	400,000	4.250		07/27/27	394,200
Perusahaan Penerbit SBSN Indonesia(c)
	1,020,000	2.550		06/09/31	879,861
Republic of Indonesia(g)
	950,000	4.850		01/11/33	956,042
Republic of Ivory Coast
	566,000	6.125		06/15/33	489,590

					3,697,668

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $9,662,042)					$7,322,843

U.S. Treasury Obligations – 16.2%
United States Treasury Bonds
	$500,000	4.375	%(k)	05/15/41	$543,828
	21,150,000	3.000		02/15/47	18,400,500
	57,700,000	2.375		11/15/49	44,582,266
United States Treasury Notes(k)
	39,010,000	4.250		10/15/25	39,317,813

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $127,963,259)					$102,844,407

Shares	Dividend Rate		Value

Investment Company(l) – 13.5%

Goldman Sachs Financial Square Government Fund - Institutional Shares
86,058,702		4.725%	$86,058,702
(Cost $86,058,702)

TOTAL INVESTMENTS BEFORE SHORT-
TERM INVESTMENTS – 108.3%
(Cost $765,968,910)			$689,306,652

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 1.7%

Certificates of Deposit – 1.5%
Banco Santander SA(b) (SOFR + 0.490%)
$2,000,000	5.320%	02/09/24	$1,997,284
Bayerische Landesbank
1,700,000	5.300	01/25/24	1,700,336
Nordea Bank Abp(b) (SOFR + 0.530%)
2,000,000	5.360	09/11/23	2,001,450
Svenska Handelsbanken(b) (SOFR + 0.570%)
3,939,000	5.400	01/09/24	3,938,771

			9,637,841

Commercial Paper(m) – 0.2%
Bank of Montreal
1,395,000	0.000	07/12/23	1,374,968

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,018,783)			$11,012,809

TOTAL INVESTMENTS – 110.0%
(Cost $776,987,693)			$700,319,461

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.0)%			(63,734,945)

NET ASSETS – 100.0%			$636,584,516

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

The accompanying notes are an integral part of these financial statements.                133

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

(f)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $101,340,750 which represents approximately 15.9% of net assets as of March 31, 2023.

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(h)	Security is currently in default and/or non-income producing.
(i)	Pay-in-kind securities.
(j)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(l)	Represents an Affiliated Issuer.
(m)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	20,996,094	USD	13,951,389	04/03/23	$84,971
	AUD	8,640,443	USD	5,719,464	04/11/23	58,523
	AUD	6,817,186	USD	4,491,844	04/14/23	67,391
	AUD	1,578,748	USD	1,054,215	04/28/23	2,155
	AUD	800,017	USD	535,410	06/06/23	679
	AUD	5,736,831	USD	3,822,438	06/21/23	23,962
	BRL	83,182,107	USD	16,209,113	04/04/23	193,665
	BRL	1,014,621	USD	195,063	04/10/23	4,821
	BRL	19,172,308	USD	3,604,495	04/28/23	160,371
	BRL	2,790,786	USD	547,320	05/03/23	178
	CAD	6,615,456	USD	4,869,458	06/01/23	30,400
	CAD	20,784,956	USD	15,266,330	06/21/23	133,645
	CHF	3,604,590	EUR	3,621,015	04/24/23	17,580
	CHF	9,719,101	EUR	9,800,152	06/21/23	39,643
	CHF	8,091,380	USD	8,672,034	04/03/23	174,321
	CHF	2,341,044	USD	2,556,597	06/21/23	24,941
	CLP	2,273,827,536	USD	2,817,188	04/03/23	42,135
	CNH	26,084,928	USD	3,815,035	06/21/23	5,793
	CZK	17,171,052	EUR	720,200	04/11/23	11,482
	CZK	378,156,243	EUR	15,934,929	04/24/23	147,976
	EUR	1,199,046	AUD	1,915,111	06/21/23	22,404
	EUR	264,214	SEK	2,957,873	04/11/23	1,550
	EUR	9,836,700	SEK	110,030,004	04/24/23	66,575
	EUR	6,252,303	SEK	70,115,658	06/21/23	27,727
	EUR	12,626,995	USD	13,560,476	04/03/23	135,733

134                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	EUR	1,370,935	USD	1,480,907	04/11/23	$6,774
	EUR	18,037,610	USD	19,217,630	04/13/23	358,237
	EUR	2,472,820	USD	2,656,575	04/21/23	28,342
	EUR	1,786,115	USD	1,928,926	04/27/23	11,044
	EUR	17,511,157	USD	18,792,714	06/21/23	286,816
	GBP	2,644,879	USD	3,159,271	04/06/23	103,854
	GBP	3,112,044	USD	3,827,814	04/13/23	12,236
	GBP	1,443,814	USD	1,770,680	04/21/23	11,187
	GBP	540,731	USD	660,233	04/28/23	7,202
	GBP	1,347,782	USD	1,663,151	05/16/23	1,070
	GBP	2,664,843	USD	3,204,205	06/21/23	88,455
	ILS	11,560,673	USD	3,199,324	04/10/23	16,139
	JPY	437,479,685	USD	3,283,396	04/18/23	20,947
	JPY	539,027,117	USD	3,977,511	04/20/23	95,218
	JPY	239,017,665	USD	1,790,579	04/27/23	17,520
	JPY	143,970,730	USD	1,092,970	06/20/23	4,417
	JPY	2,117,256,111	USD	15,955,301	06/21/23	185,460
	KRW	24,759,919,348	USD	18,915,112	04/03/23	77,659
	KRW	1,410,957,163	USD	1,081,417	04/28/23	374
	MXN	41,430,040	USD	2,254,831	05/25/23	19,209
	MXN	66,122,082	USD	3,604,409	06/21/23	6,385
	NOK	75,692,588	USD	7,089,430	04/11/23	143,880
	NOK	16,365,725	USD	1,555,041	04/24/23	9,847
	NOK	58,246,973	USD	5,558,520	06/20/23	25,319
	NZD	20,259,671	AUD	18,906,913	04/24/23	19,742
	NZD	8,901,038	AUD	8,222,400	06/21/23	52,679
	NZD	4,525,693	USD	2,766,556	04/11/23	63,482
	NZD	3,823,929	USD	2,341,392	04/13/23	49,814
	NZD	13,228,132	USD	8,196,159	04/17/23	75,746
	NZD	388,321	USD	235,672	04/27/23	7,155
	NZD	7,836,887	USD	4,832,363	06/21/23	67,841
	NZD	595,055	USD	371,462	06/22/23	609
	PLN	22,656,999	USD	5,156,450	04/05/23	91,024
	SEK	40,087,410	EUR	3,553,367	04/24/23	8,815
	SEK	43,734,113	EUR	3,864,146	06/21/23	21,582
	SEK	14,839,684	USD	1,400,203	04/06/23	30,061
	SEK	59,010,606	USD	5,492,936	04/14/23	197,149
	SEK	15,554,262	USD	1,483,288	04/20/23	17,040
	SEK	5,301,669	USD	506,174	04/24/23	5,328
	SEK	39,481,697	USD	3,805,175	06/21/23	15,168
	SGD	14,502,962	USD	10,848,957	04/24/23	57,192
	SGD	14,334,529	USD	10,673,925	06/21/23	126,288
	TWD	33,307,068	USD	1,089,054	04/06/23	1,855
	USD	5,429,927	AUD	8,029,905	04/03/23	61,758
	USD	624,099	AUD	919,169	04/11/23	9,438
	USD	2,352,786	AUD	3,497,598	04/14/23	13,645
	USD	1,043,499	AUD	1,553,335	04/27/23	4,171
	USD	2,831,773	AUD	4,222,748	04/28/23	6,254
	USD	390,181	CHF	355,076	04/03/23	1,974
	USD	2,880,742	CLP	2,273,827,536	04/03/23	21,420
	USD	6,919,363	EUR	6,365,635	04/13/23	10,862
	USD	762,095	EUR	698,977	04/27/23	2,908
	USD	7,318,802	EUR	6,681,568	06/26/23	36,791
	USD	486,436	GBP	393,930	04/13/23	354

The accompanying notes are an integral part of these financial statements.                135

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	1,276,265	GBP	1,030,111	06/21/23	$3,468
	USD	2,184,904	ILS	7,746,014	04/10/23	30,443
	USD	1,492,292	ILS	5,334,426	06/21/23	3,940
	USD	156,352	JPY	19,390,545	04/18/23	9,893
	USD	5,460,233	JPY	695,061,505	04/20/23	208,554
	USD	2,024,133	JPY	263,014,690	04/27/23	34,503
	USD	117,416	JPY	15,363,896	05/31/23	657
	USD	3,711,353	JPY	483,783,020	06/07/23	30,968
	USD	3,122,772	JPY	405,940,293	06/20/23	28,576
	USD	1,274,770	JPY	164,860,876	06/21/23	17,964
	USD	3,121,422	KRW	4,062,021,782	04/03/23	5,537
	USD	228,386	KRW	296,139,418	04/27/23	1,349
	USD	1,270,425	KRW	1,650,002,379	04/28/23	5,356
	USD	1,738,087	KRW	2,256,523,357	06/22/23	2,313
	USD	427,373	NOK	4,416,572	04/11/23	5,318
	USD	540,708	NOK	5,630,741	04/28/23	2,197
	USD	5,729,897	NOK	59,613,044	06/21/23	14,856
	USD	834,912	NZD	1,330,412	04/11/23	2,970
	USD	1,689,616	NZD	2,693,198	04/17/23	5,487
	USD	1,461,049	NZD	2,329,928	04/27/23	4,084
	USD	2,804,303	SEK	28,901,757	06/21/23	7,700
	USD	7,799,263	SGD	10,344,339	04/24/23	20,377
	USD	12,817	SGD	16,776	04/25/23	201
	USD	2,393,561	TRY	49,516,800	06/21/23	135,676
	USD	5,837,319	TWD	177,980,961	04/06/23	7,898
	USD	2,176,755	TWD	66,230,547	04/21/23	4,730
	USD	2,032,381	TWD	61,723,409	05/08/23	3,881
	USD	2,038,800	TWD	61,265,940	06/12/23	16,815
	ZAR	120,452,515	USD	6,605,078	04/11/23	153,520
	ZAR	18,850,072	USD	1,024,798	06/12/23	27,103
	ZAR	14,051,548	USD	768,789	06/21/23	14,726

TOTAL						$4,905,417

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	11,273,911	NZD	12,123,723	04/24/23	$(38,776)
	AUD	14,122,733	NZD	15,183,143	06/21/23	(24,695)
	AUD	6,012,322	USD	4,042,225	04/03/23	(22,852)
	AUD	777,584	USD	521,270	04/11/23	(1,289)
	AUD	3,917,923	USD	2,643,148	04/14/23	(22,898)
	AUD	2,893,066	USD	1,938,791	04/24/23	(3,262)
	AUD	815,487	USD	547,599	04/27/23	(1,962)
	AUD	15,205,555	USD	10,206,774	04/28/23	(32,456)
	AUD	6,498,341	USD	4,385,619	06/21/23	(28,646)
	CHF	9,096,007	EUR	9,237,578	04/24/23	(64,367)
	CHF	5,346,870	EUR	5,459,248	06/21/23	(52,051)
	CHF	991,825	USD	1,087,320	04/27/23	(145)
	CHF	12,200,473	USD	13,487,520	06/21/23	(33,701)
	CLP	2,276,489,048	USD	2,884,115	04/03/23	(21,444)
	CLP	1,008,055,174	USD	1,270,559	06/29/23	(14,956)

136                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	EUR	1,393,239	AUD	2,273,004	06/21/23	$(5,968)
	EUR	16,320,767	CHF	16,226,154	04/24/23	(56,685)
	EUR	2,504,169	CHF	2,483,520	06/21/23	(10,197)
	EUR	2,329,242	CNH	17,381,827	06/21/23	(8,171)
	EUR	15,742,400	CZK	375,761,107	04/24/23	(246,515)
	EUR	2,772,770	CZK	66,234,786	06/21/23	(26,907)
	EUR	2,418,385	JPY	346,806,831	06/21/23	(8,873)
	EUR	851,520	SEK	9,603,698	04/24/23	(1,847)
	EUR	2,307,452	SEK	26,074,135	06/21/23	(8,878)
	EUR	3,354,983	USD	3,656,891	04/13/23	(15,794)
	EUR	480,527	USD	524,529	04/27/23	(2,609)
	EUR	2,452,024	USD	2,683,005	06/21/23	(11,367)
	EUR	3,735,486	USD	4,098,549	06/26/23	(27,371)
	GBP	271,409	USD	336,183	04/28/23	(1,178)
	GBP	2,155,802	USD	2,668,204	06/21/23	(4,511)
	HKD	5,895,627	USD	753,897	06/15/23	(173)
	HUF	480,179,021	EUR	1,227,106	06/21/23	(1,320)
	ILS	3,780,525	USD	1,053,436	04/10/23	(1,928)
	ILS	5,334,425	USD	1,489,314	06/21/23	(962)
	JPY	344,370,191	EUR	2,417,481	06/21/23	(8,718)
	JPY	91,622,534	USD	693,585	04/06/23	(2,937)
	JPY	132,750,213	USD	1,036,753	04/20/23	(33,732)
	JPY	182,217,050	USD	1,401,323	04/27/23	(22,904)
	JPY	71,397,471	USD	547,942	05/31/23	(5,351)
	JPY	520,423,388	USD	3,970,321	06/07/23	(11,195)
	JPY	240,860,396	USD	1,850,243	06/20/23	(14,333)
	JPY	165,676,730	USD	1,274,770	06/21/23	(11,744)
	KRW	2,377,031,194	USD	1,827,428	04/03/23	(4,063)
	KRW	1,455,319,121	USD	1,116,369	04/20/23	(1,143)
	KRW	357,774,098	USD	279,577	04/27/23	(5,286)
	KRW	1,743,533,067	USD	1,344,046	04/28/23	(7,268)
	KRW	1,644,139,660	USD	1,273,757	06/21/23	(9,117)
	NOK	8,130,972	USD	780,252	04/11/23	(3,242)
	NOK	32,016,797	USD	3,072,705	04/13/23	(12,840)
	NOK	11,268,036	USD	1,088,520	04/24/23	(11,073)
	NOK	2,824,931	USD	270,354	04/28/23	(184)
	NOK	5,300,611	USD	511,524	06/21/23	(3,359)
	NOK	6,727,052	USD	649,928	06/23/23	(4,958)
	NZD	2,056,145	EUR	1,193,661	06/21/23	(14,915)
	NZD	1,937,261	USD	1,214,824	04/17/23	(3,402)
	NZD	2,485,256	USD	1,555,309	04/27/23	(1,213)
	NZD	1,920,450	USD	1,204,785	06/21/23	(3,977)
	SEK	60,859,535	EUR	5,455,423	04/24/23	(52,647)
	SEK	37,148,613	EUR	3,316,001	06/21/23	(18,408)
	SEK	19,589,678	USD	1,890,896	04/13/23	(2,072)
	SEK	22,708,542	USD	2,200,702	04/24/23	(9,793)
	SEK	19,034,155	USD	1,841,676	04/28/23	(4,853)
	SGD	6,741,458	USD	5,089,345	04/24/23	(19,804)
	TRY	51,380,868	USD	2,538,386	06/21/23	(195,501)
	TWD	180,355,877	USD	5,917,128	04/06/23	(9,922)
	TWD	67,646,423	USD	2,234,215	04/21/23	(15,757)
	TWD	120,285,477	USD	3,976,379	06/12/23	(6,549)
	USD	12,554,722	AUD	19,040,958	04/03/23	(174,587)
	USD	2,455,372	AUD	3,691,033	04/11/23	(12,874)

The accompanying notes are an integral part of these financial statements.                137

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	2,088,723	AUD	3,134,338	04/14/23	$(7,477)
	USD	10,928,262	AUD	16,373,033	04/28/23	(27,238)
	USD	9,701,067	AUD	14,599,048	06/21/23	(87,228)
	USD	16,167,435	BRL	83,182,107	04/04/23	(235,339)
	USD	3,768,620	BRL	19,984,992	04/10/23	(168,509)
	USD	475,937	BRL	2,497,601	04/28/23	(14,516)
	USD	762,655	BRL	4,015,607	05/03/23	(25,130)
	USD	4,739,987	CAD	6,439,561	06/01/23	(29,592)
	USD	17,673,787	CAD	24,079,700	06/21/23	(167,326)
	USD	8,334,478	CHF	7,730,575	04/03/23	(117,407)
	USD	3,360,569	CHF	3,080,245	04/27/23	(15,800)
	USD	7,170,506	CHF	6,604,488	06/21/23	(112,456)
	USD	2,694,252	CLP	2,276,489,048	04/03/23	(168,417)
	USD	1,341,000	CLP	1,093,798,732	06/29/23	(21,402)
	USD	6,359,569	CNH	43,473,316	06/21/23	(8,250)
	USD	2,014,514	CZK	45,343,182	06/21/23	(72,106)
	USD	16,034,925	EUR	15,021,370	04/03/23	(258,406)
	USD	19,778,217	EUR	18,492,772	04/13/23	(291,630)
	USD	2,663,001	EUR	2,464,227	04/27/23	(13,494)
	USD	8,330,744	EUR	7,790,417	06/21/23	(157,414)
	USD	4,035,742	GBP	3,345,022	04/06/23	(91,186)
	USD	2,092,003	GBP	1,719,730	04/21/23	(30,381)
	USD	2,176,220	GBP	1,776,683	04/28/23	(16,774)
	USD	1,401,181	GBP	1,137,043	05/16/23	(2,822)
	USD	9,219,946	GBP	7,764,434	06/21/23	(373,729)
	USD	1,321,075	HUF	490,976,146	06/21/23	(44,650)
	USD	1,651,508	ILS	5,977,176	04/10/23	(10,972)
	USD	4,230,846	JPY	564,471,152	04/06/23	(24,119)
	USD	2,783,022	JPY	371,117,266	04/27/23	(24,371)
	USD	254,818	JPY	33,745,638	06/07/23	(1,902)
	USD	17,638,212	KRW	23,074,928,760	04/03/23	(62,036)
	USD	1,092,948	KRW	1,429,992,377	04/20/23	(2,869)
	USD	1,548,023	MXN	28,476,226	05/25/23	(14,998)
	USD	3,780,800	MXN	71,717,813	06/21/23	(135,566)
	USD	8,886,479	NOK	94,313,357	04/11/23	(126,264)
	USD	2,721,301	NOK	28,731,622	04/24/23	(26,011)
	USD	9,153,995	NOK	97,008,407	06/20/23	(145,702)
	USD	3,166,397	NOK	33,384,496	06/21/23	(34,139)
	USD	2,838,394	NZD	4,599,640	04/11/23	(37,885)
	USD	1,107,552	NZD	1,794,905	04/13/23	(14,851)
	USD	8,708,656	NZD	14,013,030	04/17/23	(54,066)
	USD	1,920,191	NZD	3,090,124	04/24/23	(12,145)
	USD	21,818,542	NZD	35,614,109	06/21/23	(450,049)
	USD	4,953,492	PLN	21,700,733	04/05/23	(72,506)
	USD	1,280,000	PLN	5,702,403	06/21/23	(34,373)
	USD	11,022,883	SEK	118,446,667	04/06/23	(393,131)
	USD	783,586	SEK	8,350,359	04/14/23	(21,596)
	USD	1,092,949	SEK	11,478,798	04/20/23	(14,269)
	USD	1,868,941	SEK	19,463,831	04/24/23	(8,920)
	USD	1,390,393	SEK	14,424,927	04/28/23	(1,633)
	USD	13,987,162	SEK	148,641,533	06/21/23	(395,748)
	USD	5,169,144	SGD	6,920,790	04/24/23	(35,252)
	USD	6,097,183	SGD	8,135,284	06/21/23	(32,267)
	USD	1,166,844	TWD	35,681,984	04/06/23	(1,851)

138                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	391,793	TWD	11,992,779	04/14/23	$(1,168)
	USD	8,398,343	ZAR	153,504,824	04/11/23	(214,822)
	USD	2,043,111	ZAR	38,232,047	06/21/23	(88,711)
	ZAR	19,451,168	USD	1,092,354	04/11/23	(948)

TOTAL						$(6,578,294)

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA	4.500%	TBA -30yr	04/20/23	$(12,000,000)	$(11,819,508)
GNMA	6.000	TBA -30yr	04/20/23	(1,000,000)	(1,018,726)
UMBS, 30 Year, Single Family	2.000	TBA -30yr	05/11/23	(12,000,000)	(9,926,620)

(PROCEEDS RECEIVABLE: $(22,851,719))					$(22,764,854)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
5 Year U.S. Treasury Notes	354	06/30/23	$38,765,766	$140,459
French 10 Year Government Bonds	1	06/08/23	141,234	(240)

Total				$140,219

Short position contracts:
10 Year German Euro-Bund	(4)	06/08/23	(589,274)	14,136
10 Year U.K. Long Gilt	(39)	06/28/23	(4,972,207)	14,814
10 Year U.S. Treasury Notes	(645)	06/21/23	(76,027,547)	(1,174,343)
2 Year German Euro-Schatz	(199)	06/08/23	(22,810,617)	(229,003)
2 Year U.S. Treasury Notes	(121)	06/30/23	(24,980,828)	50,390
20 Year U.S. Treasury Bonds	(193)	06/21/23	(25,313,156)	(345,093)
30 Day Federal Funds	(126)	09/29/23	(50,002,375)	37,431
30 Year German Euro-Buxl	(2)	06/08/23	(305,525)	16,655
5 Year German Euro-Bobl	(245)	06/08/23	(31,321,008)	(38,672)
Ultra Long U.S. Treasury Bonds	(496)	06/21/23	(69,998,000)	(2,016,657)

Total				$(3,670,342)

TOTAL FUTURES CONTRACTS				$(3,530,123)

The accompanying notes are an integral part of these financial statements.                139

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Avg(a)	13.950%(a)	01/02/24	BRL	20,170		$21,457	$(69,081)	$90,538
12.795%(a)	1M BID Avg(a)	01/02/24		7,360		8,446	—	8,446
12M SOFR(b)	3.500(b)	03/16/24		$7,390		(102,319)	8,884	(111,203)
12M SOFR(b)	4.430(b)	12/31/24		10		28	(2)	30
1M BID Avg(a)	12.060(a)	01/02/25	BRL	31,380		(48,845)	(157,517)	108,672
1M BID Avg(a)	12.063(a)	01/02/25		37,210		3,589	—	3,589
13.300(a)	1M BID Avg(a)	01/02/25		26,230		(82,872)	(176)	(82,696)
12.713(a)	1M BID Avg(a)	01/02/25		15,070		(23,791)	(2,053)	(21,738)
12M GBP(c)	4.000(c)	03/07/25	GBP	109,340	(d)	21,125	(586,707)	607,832
4.000(c)	12M SOFR(c)	03/11/25		$152,710	(d)	(872,185)	554,068	(1,426,253)
12M EURO(b)	3.500(b)	03/13/25	EUR	20,940	(d)	116,761	(72,434)	189,195
12M SOFR(b)	4.540(b)	03/15/25		$31,840	(d)	294,463	318,099	(23,636)
10.500(a)	Mexico IB TIIE 28D(a)	06/18/25	MXN	20,105	(d)	(17,807)	(9,631)	(8,176)
(b)	3.500(b)	06/21/25		$11,300	(d)	(73,178)	(28,613)	(44,565)
12M SOFR(b)	3.750(b)	06/21/25		33,000	(d)	(57,305)	69,771	(127,076)
2.750(e)	3M CNY(e)	06/21/25	CNY	130,660	(d)	(83,194)	(19,511)	(63,683)
3.250(e)	3M HIBOR(e)	06/21/25	HKD	89,580	(d)	112,441	13,774	98,667
3M STIBOR(b)	4.000(e)	06/21/25	SEK	203,810	(d)	207,162	54,526	152,636
3M NZDOR(f)	5.250(e)	06/21/25	NZD	63,590	(d)	238,219	(12,174)	250,393
3.750(e)	6M AUDOR(e)	06/21/25	AUD	53,840	(d)	(243,756)	155,421	(399,177)
2.250	6M EURO	06/21/25	EUR	50,180	(d)	932,942	904,282	28,660
2.500(f)	6M EURO(b)	06/21/26		4,080	(d)	88,860	113,336	(24,476)
1M BID Avg(a)	11.230(a)	01/04/27	BRL	4,440		(20,862)	(34,788)	13,926
1M BID Avg(a)	13.030(a)	01/04/27		13,000		60,463	12,484	47,979
1M BID Avg(a)	8.495(a)	01/04/27		6,710		(139,554)	(153,783)	14,229
3.490(b)	12M SOFR(b)	05/28/27		$10		26	(30)	56
3.714(b)	12M SOFR(b)	09/30/27		34,160	(d)	(501,783)	(443,397)	(58,386)
12M SOFR(b)	3.350(b)	10/06/27		223,980	(d)	2,062,251	302,185	1,760,066
2.600(f)	6M CDOR(f)	03/24/28	CAD	34,940	(d)	128,623	16,457	112,166
12M SOFR(b)	2.920(b)	03/27/28		$26,050	(d)	47,476	47,039	437
6M EURO(b)	3.500(f)	04/13/28	EUR	27,380	(d)	622,333	291,127	331,206
0.250(b)	12M JYOR(b)	06/21/28	JPY	19,814,100	(d)	771,060	1,589,760	(818,700)
12M CHFOR	2.000	06/21/28	CHF	18,340	(d)	86,004	85,309	695
12M SOFR(b)	3.250(b)	06/21/28		$11,910	(d)	(6,101)	(131,764)	125,663
3M KWCDC(e)	3.500(e)	06/21/28	KRW	12,772,280	(d)	170,800	(90,636)	261,436
12M GBP(b)	3.500(b)	06/21/28	GBP	21,070	(d)	(237,727)	(526,512)	288,785
3M STIBOR(e)	3.500(b)	06/21/28	SEK	34,980	(d)	80,614	22,285	58,329
3.000(e)	3M CNY(e)	06/21/28	CNY	24,740	(d)	(26,150)	440	(26,590)
3.750(f)	3M NIBOR(b)	06/21/28	NOK	134,030	(d)	(335,672)	(155,634)	(180,038)
3M NZDOR(f)	4.750(e)	06/21/28	NZD	18,920	(d)	200,072	(43,045)	243,117
3.500(f)	6M CDOR(f)	06/21/28	CAD	7,050	(d)	(53,902)	76,438	(130,340)
2.250(b)	6M EURO(b)	06/21/28	EUR	9,610	(d)	251,144	427,891	(176,747)
2.500(b)	6M EURO(f)	06/21/28		12,020	(d)	308,855	406,469	(97,614)
6M EURO(f)	0.000(b)	12/19/28		2,630		—	—	—
1.250(b)	6M EURO(f)	12/19/28		2,630		267,260	(45,355)	312,615
2.350(b)	6M EURO(f)	07/04/29		8,220	(d)	191,158	(122,197)	313,355
2.680(b)	12M SOFR(b)	07/28/32		$30,830	(d)	335,307	(67,765)	403,072
6M EURO(b)	2.500(f)	12/20/32	EUR	50,810	(d)	(754,509)	(700,561)	(53,948)
6M CDOR(f)	3.170(f)	03/23/33	CAD	22,660	(d)	(47,634)	(31,102)	(16,532)

140                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.000%(b)	12M JYOR(b)	03/27/33	JPY	1,223,930	(d)	$(8,576)	$(24,789)	$16,213
3.060(b)	12M SOFR(b)	03/27/33	$	17,150	(d)	(48,456)	(25,164)	(23,292)
8.500(a)	Mexico IB TIIE 28D(a)	06/08/33	MXN	21,475	(d)	(17,862)	(5,341)	(12,521)
0.500(b)	12M JYOR(b)	06/21/33	JPY	5,643,560	(d)	718,878	1,319,252	(600,374)
12M CHFOR(b)	2.000%(b)	06/21/33	CHF	39,080	(d)	247,264	(152,709)	399,973
12M SOFR(b)	3.000(b)	06/21/33	$	72,230	(d)	(857,305)	(2,433,604)	1,576,299
12M GBP(b)	3.250(b)	06/21/33	GBP	3,320	(d)	(46,507)	(148,700)	102,193
3M KWCDC(e)	3.500(e)	06/21/33	KRW	2,555,680	(d)	69,947	5,879	64,068
3M NIBOR(b)	3.500(f)	06/21/33	NOK	104,650	(d)	345,165	173,903	171,262
4.750(f)	3M NZDOR(e)	06/21/33	NZD	12,680	(d)	(304,962)	(244,060)	(60,902)
3.250(e)	3M STIBOR(b)	06/21/33	SEK	376,900	(d)	(1,291,998)	(1,069,782)	(222,216)
3M AUDOR(f)	4.250(f)	06/21/33	AUD	68,750	(d)	1,558,090	(211,772)	1,769,862
6M WIBOR(f)	6.000(b)	06/21/33	PLN	18,175	(d)	189,164	54,915	134,249
3.500(f)	6M CDOR(f)	06/21/33	CAD	48,450	(d)	(690,191)	(19,248)	(670,943)
2.500(b)	6M EURO(f)	06/21/33	EUR	46,540	(d)	1,937,851	2,281,343	(343,492)
3M JIBAR(e)	9.250(e)	06/21/33	ZAR	59,750	(d)	29,344	(25,408)	54,752
3.240(b)	12M SOFR(b)	10/06/35	$	50,880	(d)	(1,012,074)	(61,950)	(950,124)
6M EURO(f)	2.855(b)	07/04/37	EUR	30,330	(d)	(182,740)	(1,341,659)	1,158,919
12M SOFR(b)	2.940(b)	07/12/37	$	13,680	(d)	(119,849)	(135,285)	15,436
12M SOFR(b)	2.910(b)	07/28/37		78,120	(d)	(739,687)	(347,782)	(391,905)
6M EURO(b)	2.152(f)	08/09/37	EUR	32,420	(d)	(1,064,896)	(437,265)	(627,631)
12M SOFR(b)	2.720(b)	08/11/37	$	74,940	(d)	(1,199,040)	(2,193,127)	994,087
6M JYOR(b)	1.500(b)	03/28/38	JPY	1,292,440	(d)	91,055	56,375	34,680
1.451(f)	6M EURO(b)	08/10/42	EUR	73,630	(d)	2,265,801	553,023	1,712,778
2.500(f)	6M EURO(b)	12/20/42		30,440	(d)	370,786	152,262	218,524
2.500(b)	6M EURO(f)	06/21/43		600	(d)	29,828	35,347	(5,519)
2.750(b)	12M SOFR(b)	07/12/47	$	8,550	(d)	205,613	76,565	129,048
2.080(b)	12M SOFR(b)	07/28/47		61,530	(d)	636,196	274,653	361,543
6M EURO(f)	1.051(b)	08/11/47	EUR	40,630	(d)	(832,892)	(144,420)	(688,472)
1.560(f)	6M EURO(b)	07/06/52		23,300	(d)	704,197	(884,461)	1,588,658
2.170(b)	12M SOFR(b)	08/11/52	$	36,200	(d)	1,216,193	601,337	614,856
2.750(b)	12M SOFR(b)	06/21/53		3,140	(d)	97,656	168,878	(71,222)

TOTAL						$6,195,786	$(2,187,217)	$8,383,003

(a)	Payments made at monthly.
(b)	Payments made annually.
(c)	Payments made at maturity.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.
(e)	Payments made quarterly.
(f)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.IG Index 39	1.000%	0.726%	12/20/27	$4,925	$59,169	$(2,757)	$61,926
Republic of Chile, 3.240%, 02/06/2028	1.000	1.031	06/20/28	6,920	(7,651)	(14,543)	6,892

The accompanying notes are an integral part of these financial statements.                141

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Republic of Indonesia, 4.125%, 01/15/2025	1.000%	0.936%	06/20/28	$6,900	$22,906	$(5,283)	$28,189
Republic of Panama, 8.875%, 09/30/2027	1.000	1.065	12/20/27	2,850	(7,022)	(61,271)	54,249
Republic of Peru, 8.750%, 11/21/2033	1.000	1.091	06/20/28	6,160	(24,341)	(75,968)	51,627
Republic of the Philippines, 10.625%, 03/16/2025	1.000	0.922	06/20/28	6,130	24,391	(21,990)	46,381
United Mexican States, 4.150%, 03/28/2027	1.000	1.172	06/20/28	6,970	(53,959)	(64,946)	10,987

TOTAL					$13,493	$(246,758)	$260,251

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	15,400,000	$15,400,000	$72,854	$515,900	$(443,046)
1Y IRS	Citibank NA	1.977	12/01/2023	14,020,000	14,020,000	99,696	318,916	(219,220)
1Y IRS	Deutsche Bank AG (London)	2.700	04/28/2023	14,290,000	14,290,000	21,728	530,644	(508,916)
1Y IRS	MS & Co. Int. PLC	2.518	10/27/2023	14,850,000	14,850,000	229,062	394,400	(165,338)

				58,560,000	$58,560,000	$423,340	$1,759,860	$(1,336,520)

Puts
1Y IRS	Barclays Bank PLC	3.589	02/12/2024	85,230,000	85,230,000	273,866	183,970	89,896
3M IRS	Citibank NA	3.760	04/11/2023	55,650,000	55,650,000	6,488	48,727	(42,239)
3M IRS	Citibank NA	3.660	04/11/2023	55,650,000	55,650,000	6,488	63,088	(56,600)
1Y IRS	Deutsche Bank AG (London)	3.000	05/05/2023	14,170,000	14,170,000	303,624	495,720	(192,096)
1Y IRS	Deutsche Bank AG (London)	2.960	09/05/2023	15,770,000	15,770,000	491,562	613,927	(122,365)
1Y IRS	JPMorgan Securities, Inc.	2.800	08/23/2023	15,770,000	15,770,000	619,108	569,368	49,740

				242,240,000	$242,240,000	$1,701,136	$1,974,800	$(273,664)

Total purchased option contracts				300,800,000	$300,800,000	$2,124,476	$3,734,660	$(1,610,184)

Written option contracts Calls
1M IRS	Citibank NA	3.237	04/06/2023	(14,310,000)	(14,310,000)	(386,546)	(172,735)	(213,811)

142                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

1M IRS	Citibank NA	3.130%	04/17/2023	(18,480,000)	$(18,480,000)	$(133,899)	$(294,987)	$161,088
1Y IRS	Citibank NA	1.750	07/28/2023	(15,400,000)	(15,400,000)	(14,616)	(192,500)	177,884
1Y IRS	Citibank NA	2.075	07/28/2023	(15,400,000)	(15,400,000)	(33,081)	(323,400)	290,319
1Y IRS	Citibank NA	1.484	12/01/2023	(5,650,000)	(5,650,000)	(68,002)	(318,889)	250,887
1M IRS	Deutsche Bank AG (London)	3.698	04/03/2023	(18,480,000)	(18,480,000)	(801,757)	(213,906)	(587,851)
1M IRS	Deutsche Bank AG (London)	3.620	04/10/2023	(18,480,000)	(18,480,000)	(686,368)	(229,152)	(457,216)
1M IRS	Deutsche Bank AG (London)	3.140	04/24/2023	(18,480,000)	(18,480,000)	(173,119)	(256,456)	83,337
1Y IRS	Deutsche Bank AG (London)	2.013	04/28/2023	(14,290,000)	(14,290,000)	(604)	(202,150)	201,546
1Y IRS	Deutsche Bank AG (London)	2.356	04/28/2023	(14,290,000)	(14,290,000)	(3,790)	(328,494)	324,704
1M IRS	JPMorgan Securities, Inc.	2.907	04/13/2023	(14,350,000)	(14,350,000)	(86,203)	(215,951)	129,748
1M IRS	JPMorgan Securities, Inc.	2.845	04/20/2023	(14,530,000)	(14,530,000)	(85,551)	(239,951)	154,400
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(1,561,000,000)	(1,561,000,000)	(107,109)	(49,745)	(57,364)
1Y IRS	MS & Co. Int. PLC	1.945	10/27/2023	(6,240,000)	(6,240,000)	(152,429)	(394,326)	241,897
1M IRS	UBS AG (London)	2.934	04/27/2023	(14,490,000)	(14,490,000)	(156,772)	(203,374)	46,602

				(1,763,870,000)	$(1,763,870,000)	$(2,889,846)	$(3,636,016)	$746,170

Puts
1Y IRS	Barclays Bank PLC	3.338	02/12/2024	(9,990,000)	(9,990,000)	(200,923)	(184,071)	(16,852)
1M IRS	Citibank NA	3.237	04/06/2023	(14,310,000)	(14,310,000)	(5,953)	(172,735)	166,782
1M IRS	Citibank NA	3.130	04/17/2023	(18,480,000)	(18,480,000)	(210,136)	(294,987)	84,851
3M IRS	Citibank NA	3.536	04/11/2023	(28,270,000)	(28,270,000)	(11,194)	(63,104)	51,910
3M IRS	Citibank NA	3.661	04/11/2023	(28,260,000)	(28,260,000)	(11,190)	(48,722)	37,532
1M IRS	Deutsche Bank AG (London)	3.698	04/03/2023	(18,480,000)	(18,480,000)	(2)	(213,906)	213,904
1M IRS	Deutsche Bank AG (London)	3.620	04/10/2023	(18,480,000)	(18,480,000)	(488)	(229,152)	228,664
1M IRS	Deutsche Bank AG (London)	3.140	04/24/2023	(18,480,000)	(18,480,000)	(227,504)	(256,451)	28,947
1Y IRS	Deutsche Bank AG (London)	3.891	05/05/2023	(14,170,000)	(14,170,000)	(7,190)	(182,101)	174,911
1Y IRS	Deutsche Bank AG (London)	3.446	05/05/2023	(14,170,000)	(14,170,000)	(63,594)	(313,619)	250,025
1Y IRS	Deutsche Bank AG (London)	3.405	09/05/2023	(15,770,000)	(15,770,000)	(225,924)	(376,278)	150,354
1Y IRS	Deutsche Bank AG (London)	3.850	09/05/2023	(15,770,000)	(15,770,000)	(91,594)	(237,649)	146,055
1M IRS	JPMorgan Securities, Inc.	2.907	04/13/2023	(14,350,000)	(14,350,000)	(146,536)	(215,951)	69,415
1M IRS	JPMorgan Securities, Inc.	2.845	04/20/2023	(14,530,000)	(14,530,000)	(229,451)	(239,951)	10,500
1Y IRS	JPMorgan Securities, Inc.	3.660	08/23/2023	(15,770,000)	(15,770,000)	(128,035)	(217,845)	89,810
1Y IRS	JPMorgan Securities, Inc.	3.230	08/23/2023	(15,770,000)	(15,770,000)	(303,992)	(351,523)	47,531
1M IRS	UBS AG (London)	2.934	04/27/2023	(14,490,000)	(14,490,000)	(180,257)	(203,374)	23,117

				(289,540,000)	$(289,540,000)	$(2,043,963)	$(3,801,419)	$1,757,456

Total written option contracts				(2,053,410,000)	$(2,053,410,000)	$(4,933,809)	$(7,437,435)	$2,503,626

TOTAL				(1,752,610,000)	$(1,752,610,000)	$(2,809,333)	$(3,702,775)	$ 893,442

The accompanying notes are an integral part of these financial statements.                143

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Calls
Call USD/Put NOK	Barclays Bank PLC	10.712%	04/26/2023	10,218,000	$10,218,000	$68,461	$96,663	$(28,202)
Call USD/Put SEK	Barclays Bank PLC	10.710	04/04/2023	20,459,000	20,459,000	1,964	146,282	(144,318)
Call EUR/Put USD	BNP Paribas SA	1.101	04/20/2023	14,086,000	14,086,000	68,942	75,393	(6,451)
Call USD/Put ZAR	BNP Paribas SA	18.765	04/05/2023	20,486,000	20,486,000	1,926	182,199	(180,273)
Call EUR/Put USD	BofA Securities LLC	1.105	04/25/2023	18,912,000	18,912,000	50,209	96,161	(45,952)
Call USD/Put JPY	BofA Securities LLC	134.000	04/04/2023	20,347,000	20,347,000	25,108	94,919	(69,811)
Call USD/Put TWD	BofA Securities LLC	30.850	04/19/2023	20,387,000	20,387,000	56,819	89,703	(32,884)
Call USD/Put ILS	Citibank NA	3.705	04/06/2023	10,260,000	10,260,000	7,993	64,433	(56,440)
Call USD/Put KRW	Citibank NA	1,332.900	04/18/2023	10,146,000	10,146,000	39,072	68,536	(29,464)
Call USD/Put NOK	Citibank NA	10.660	04/04/2023	20,486,000	20,486,000	21,879	146,885	(125,006)
Call USD/Put NOK	Citibank NA	10.508	04/11/2023	5,091,000	5,091,000	43,421	42,484	937
Call USD/Put SEK	Citibank NA	10.424	04/11/2023	5,091,000	5,091,000	33,494	38,157	(4,663)
Call USD/Put SEK	Citibank NA	10.742	04/18/2023	10,146,000	10,146,000	21,154	88,879	(67,725)
Call USD/Put SEK	Citibank NA	10.709	04/20/2023	20,344,000	20,344,000	55,702	170,819	(115,117)
Call USD/Put KRW	Deutsche Bank AG
	(London)	1,339.350	04/18/2023	5,073,000	5,073,000	15,265	30,971	(15,706)
Call USD/Put NOK	Deutsche Bank AG
	(London)	10.925	04/04/2023	20,466,000	20,466,000	1,085	123,431	(122,346)
Call USD/Put JPY	HSBC Bank PLC	134.850	04/14/2023	10,184,000	10,184,000	46,042	46,042	—
Call USD/Put NOK	HSBC Bank PLC	10.857	04/20/2023	20,347,000	20,347,000	63,727	175,035	(111,308)
Call USD/Put JPY	JPMorgan Securities,
	Inc.	136.700	06/16/2023	3,044,000	3,044,000	19,987	18,072	1,915
Call USD/Put KRW	JPMorgan Securities,
	Inc.	1,303.300	04/25/2023	10,204,000	10,204,000	128,397	71,908	56,489
Call USD/Put KRW	JPMorgan Securities,
	Inc.	1,318.100	04/26/2023	10,218,000	10,218,000	83,420	71,909	11,511
Call EUR/Put USD	MS & Co. Int. PLC	1.090	04/11/2023	9,444,000	9,444,000	42,484	46,274	(3,790)
Call USD/Put NOK	MS & Co. Int. PLC	10.860	04/04/2023	10,253,000	10,253,000	1,159	78,692	(77,533)
Call USD/Put SEK	MS & Co. Int. PLC	10.593	04/26/2023	10,218,000	10,218,000	57,905	85,463	(27,558)
Call USD/Put BRL	UBS AG (London)	5.340	04/05/2023	10,243,000	10,243,000	1,885	91,573	(89,688)
Call USD/Put BRL	UBS AG (London)	5.386	04/26/2023	10,218,000	10,218,000	34,986	154,496	(119,510)
Call USD/Put SEK	UBS AG (London)	10.980	04/12/2023	20,449,000	20,449,000	5,255	173,612	(168,357)

				356,820,000	$356,820,000	$997,741	$2,568,991	$(1,571,250)

Puts
Put NZD/Call USD	Barclays Bank PLC	0.597	04/11/2023	16,730,000	16,730,000	2,825	61,364	(58,539)
Put AUD/Call USD	BNP Paribas SA	0.652	04/26/2023	30,746,000	30,746,000	77,626	136,366	(58,740)
Put GBP/Call USD	BNP Paribas SA	1.179	04/04/2023	17,040,000	17,040,000	21	110,946	(110,925)
Put GBP/Call USD	BNP Paribas SA	1.195	04/19/2023	16,833,000	16,833,000	17,110	125,301	(108,191)
Put GBP/Call USD	BNP Paribas SA	1.202	04/26/2023	16,586,000	16,586,000	38,445	123,909	(85,464)
Put NZD/Call USD	BNP Paribas SA	0.601	04/05/2023	16,708,000	16,708,000	397	74,259	(73,862)
Put USD/Call JPY	BNP Paribas SA	126.900	05/29/2023	20,345,000	20,345,000	158,223	196,533	(38,310)
Put NZD/Call USD	Deutsche Bank AG
	(London)	0.609	04/13/2023	32,609,000	32,609,000	34,215	128,902	(94,687)
Put USD/Call JPY	Deutsche Bank AG
	(London)	130.250	04/25/2023	20,556,000	20,556,000	152,731	180,584	(27,853)
Put AUD/Call USD	JPMorgan Securities,
	Inc.	0.645	04/05/2023	30,455,000	30,455,000	1,283	109,423	(108,140)
Put EUR/Call USD	JPMorgan Securities,
	Inc.	1.040	04/11/2023	14,546,000	14,546,000	694	64,255	(63,561)

144                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put USD/Call JPY	JPMorgan Securities, Inc.	125.250%	04/18/2023	10,177,000	$10,177,000	$7,104	$185,527	$(178,423)
Put AUD/Call USD	MS & Co. Int. PLC	0.641	04/12/2023	30,911,000	30,911,000	8,410	134,332	(125,922)
Put AUD/Call USD	MS & Co. Int. PLC	0.659	04/25/2023	30,527,000	30,527,000	124,271	147,251	(22,980)
Put NZD/Call USD	MS & Co. Int. PLC	0.615	04/25/2023	32,814,000	32,814,000	117,531	149,639	(32,108)
Put GBP/Call USD	UBS AG (London)	1.225	04/11/2023	8,296,000	8,296,000	33,925	51,892	(17,967)
Put USD/Call CHF	UBS AG (London)	0.905	04/25/2023	20,409,000	20,409,000	67,288	97,350	(30,062)

				366,288,000	$366,288,000	$842,099	$2,077,833	$(1,235,734)

Total purchased option contracts				723,108,000	$723,108,000	$1,839,840	$4,646,824	$(2,806,984)

Written option contracts Calls
Call AUD/Put NZD	Barclays Bank PLC	1.078	04/05/2023	(5,710,000)	(5,710,000)	(3,924)	(27,141)	23,217
Call EUR/Put SEK	Barclays Bank PLC	11.155	04/13/2023	(3,548,000)	(3,548,000)	(45,150)	(38,386)	(6,764)
Call USD/Put NOK	Barclays Bank PLC	10.435	04/26/2023	(5,109,000)	(5,109,000)	(82,648)	(95,947)	13,299
Call USD/Put SEK	Barclays Bank PLC	10.468	04/04/2023	(10,229,000)	(10,229,000)	(20,755)	(154,867)	134,112
Call EUR/Put CHF	BNP Paribas SA	0.982	04/13/2023	(3,548,000)	(3,548,000)	(43,784)	(25,440)	(18,344)
Call EUR/Put USD	BNP Paribas SA	1.090	04/11/2023	(9,444,000)	(9,444,000)	(70,875)	(70,439)	(436)
Call USD/Put ZAR	BNP Paribas SA	18.244	04/05/2023	(10,243,000)	(10,243,000)	(10,540)	(192,292)	181,752
Call EUR/Put USD	BofA Securities LLC	1.091	04/25/2023	(9,456,000)	(9,456,000)	(68,206)	(101,082)	32,876
Call USD/Put JPY	BofA Securities LLC	132.100	04/04/2023	(10,173,000)	(10,173,000)	(72,869)	(107,884)	35,015
Call USD/Put JPY	BofA Securities LLC	136.700	06/16/2023	(3,044,000)	(3,044,000)	(19,987)	(30,114)	10,127
Call USD/Put TWD	BofA Securities LLC	30.450	04/19/2023	(10,194,000)	(10,194,000)	(74,559)	(91,746)	17,187
Call AUD/Put NZD	Citibank NA	1.074	04/26/2023	(5,765,000)	(5,765,000)	(21,206)	(29,977)	8,771
Call EUR/Put CZK	Citibank NA	23.530	04/05/2023	(3,601,000)	(3,601,000)	(8,092)	(16,993)	8,901
Call USD/Put KRW	Citibank NA	1,303.000	04/18/2023	(5,073,000)	(5,073,000)	(57,903)	(72,721)	14,818
Call USD/Put NOK	Citibank NA	10.405	04/04/2023	(10,243,000)	(10,243,000)	(99,122)	(158,767)	59,645
Call USD/Put NOK	Citibank NA	10.860	04/04/2023	(10,253,000)	(10,253,000)	(1,159)	(44,929)	43,770
Call USD/Put NOK	Citibank NA	11.000	06/16/2023	(3,298,000)	(3,298,000)	(30,849)	(63,470)	32,621
Call USD/Put SEK	Citibank NA	10.487	04/18/2023	(5,073,000)	(5,073,000)	(34,091)	(87,358)	53,267
Call USD/Put SEK	Citibank NA	10.463	04/20/2023	(10,172,000)	(10,172,000)	(80,359)	(170,132)	89,773
Call USD/Put NOK	Deutsche Bank AG (London)	10.660	04/04/2023	(20,486,000)	(20,486,000)	(21,879)	(284,387)	262,508
Call USD/Put JPY	HSBC Bank PLC	134.000	04/04/2023	(10,173,500)	(10,173,500)	(25,373)	(25,383)	10
Call USD/Put NOK	HSBC Bank PLC	10.570	04/20/2023	(10,173,000)	(10,173,000)	(93,958)	(182,199)	88,241
Call USD/Put KRW	JPMorgan Securities, Inc.	1,278.950	04/25/2023	(5,102,000)	(5,102,000)	(122,718)	(70,045)	(52,673)
Call USD/Put KRW	JPMorgan Securities, Inc.	1,292.600	04/26/2023	(5,109,000)	(5,109,000)	(87,742)	(70,184)	(17,558)
Call EUR/Put CHF	MS & Co. Int. PLC	0.991	04/05/2023	(3,635,000)	(3,635,000)	(13,821)	(24,777)	10,956
Call USD/Put SEK	MS & Co. Int. PLC	10.352	04/26/2023	(5,109,000)	(5,109,000)	(69,488)	(84,580)	15,092
Call USD/Put BRL	UBS AG (London)	5.202	04/05/2023	(5,122,000)	(5,122,000)	(7,744)	(92,964)	85,220
Call USD/Put BRL	UBS AG (London)	5.340	04/05/2023	(10,243,000)	(10,243,000)	(1,885)	(96,612)	94,727
Call USD/Put SEK	UBS AG (London)	10.710	04/04/2023	(20,459,000)	(20,459,000)	(1,964)	(326,526)	324,562
Call USD/Put SGD	UBS AG (London)	1.343	04/05/2023	(3,841,000)	(3,841,000)	(822)	(24,179)	23,357

				(233,628,500)	$(233,628,500)	$(1,293,472)	$(2,861,521)	$1,568,049

Puts
Put AUD/Call NZD	Barclays Bank PLC	1.078	04/05/2023	(5,710,000)	(5,710,000)	(35,275)	(25,446)	(9,829)
Put EUR/Call SEK	Barclays Bank PLC	11.155	04/13/2023	(3,548,000)	(3,548,000)	(9,258)	(32,492)	23,234

The accompanying notes are an integral part of these financial statements.                145

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT IFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put AUD/Call USD	BNP Paribas SA	0.666%	04/26/2023	(15,373,000)	$(15,373,000)	$(102,874)	$(145,872)	$42,998
Put EUR/Call CHF	BNP Paribas SA	0.982	04/13/2023	(3,548,000)	(3,548,000)	(6,168)	(33,425)	27,257
Put GBP/Call USD	BNP Paribas SA	1.200	04/04/2023	(8,520,000)	(8,520,000)	(147)	(120,578)	120,431
Put GBP/Call USD	BNP Paribas SA	1.215	04/19/2023	(8,417,000)	(8,417,000)	(29,426)	(125,565)	96,139
Put GBP/Call USD	BNP Paribas SA	1.222	04/26/2023	(8,293,000)	(8,293,000)	(53,678)	(122,844)	69,166
Put USD/Call JPY	BNP Paribas SA	130.850	05/29/2023	(10,173,000)	(10,173,000)	(172,636)	(204,986)	32,350
Put AUD/Call NZD	Citibank NA	1.074	04/26/2023	(5,765,000)	(5,765,000)	(34,440)	(29,978)	(4,462)
Put EUR/Call CZK	Citibank NA	23.530	04/05/2023	(3,601,000)	(3,601,000)	(14,739)	(16,993)	2,254
Put NZD/Call USD	Deutsche Bank AG (London)	0.622	04/13/2023	(16,305,000)	(16,305,000)	(69,962)	(143,738)	73,776
Put USD/Call JPY	Deutsche Bank AG (London)	133.750	04/25/2023	(10,278,000)	(10,278,000)	(197,523)	(186,382)	(11,141)
Put AUD/Call USD	JPMorgan Securities, Inc.	0.645	04/05/2023	(30,455,000)	(30,455,000)	(1,283)	(17,113)	15,830
Put AUD/Call USD	MS & Co. Int. PLC	0.672	04/25/2023	(15,264,000)	(15,264,000)	(144,886)	(147,828)	2,942
Put EUR/Call CHF	MS & Co. Int. PLC	0.991	04/05/2023	(3,635,000)	(3,635,000)	(9,832)	(24,778)	14,946
Put NZD/Call USD	MS & Co. Int. PLC	0.627	04/25/2023	(16,407,000)	(16,407,000)	(136,880)	(148,930)	12,050
Put USD/Call CHF	UBS AG (London)	0.913	04/25/2023	(10,204,000)	(10,204,000)	(85,244)	(100,509)	15,265
Put USD/Call SGD	UBS AG (London)	1.343	04/05/2023	(3,841,000)	(3,841,000)	(35,694)	(24,179)	(11,515)

				(179,337,000)	$(179,337,000)	$(1,139,945)	$(1,651,636)	$511,691

Total written option contracts				(412,965,500)	$(412,965,500)	$(2,433,417)	$(4,513,157)	$2,079,740

TOTAL				310,142,500	$310,142,500	$(593,577)	$133,667	$(727,244)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

146                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
PI	—Private Investment
PIK	—Payment in kind
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
UMBS	—Uniform Mortgage Backed Securities

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
1M IRS	—1 Month Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
BOFA	—BofA Securities LLC
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 39	—CDX North America Investment Grade Index 39
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.                147

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

 Statements of Assets and Liabilities

  March 31, 2023

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $414,851,085, $1,918,698,603 and $632,826,393,respectively)	$395,264,194	$1,811,370,274	$605,843,326
Investments in affiliated issuers, at value (cost $6,334,996, $23,295,809 and $6,461,210, respectively)	6,334,996	23,295,809	6,461,210
Purchased options, at value (premium paid $2,076,162, $1,409,288 and $828,572, respectively)	960,900	786,258	536,390
Cash	4,358,642	25,139,176	7,460,148
Foreign currencies, at value (cost $111,804, $60,550 and $1,897,817, respectively)	98,689	78,396	2,140,365
Unrealized gain on swap contracts	—	—	37,632
Unrealized gain on forward foreign currency exchange contracts	1,520,810	98,546	2,227,397
Variation margin on futures contracts	—	527,413	1,577,100
Variation margin on swaps contracts	189,938	331,104	—
Receivables:
Investments sold on an extended-settlement basis	125,169,063	457,346,250	39,696,911
Collateral on certain derivative contracts(a)	7,933,524	11,827,675	22,929,105
Interest and dividends	2,635,404	11,461,816	3,483,755
Fund shares sold	712,423	3,543,292	185,192
Investments sold	638,600	196,872	788,058
Due from broker	156,628	—	2,082,300
Reimbursement from investment adviser	69,811	61,801	61,637
Due from broker - upfront payment	48,391	72,213	262,583
Foreign tax reclaims	—	2,715	631
Other assets	43,826	65,924	40,303

Total assets	546,135,839	2,346,205,534	695,814,043

Liabilities:
Forward sale contracts, at value (proceeds received $47,754,219, $194,605,234 and $21,873,008,respectively)	48,643,999	198,802,807	22,039,006
Unrealized loss on forward foreign currency exchange contracts	1,945,825	331,135	3,472,430
Written option contracts, at value (premium received $2,497,242, $2,141,260 and $1,462,998, respectively)	1,371,679	1,208,148	985,894
Variation margin on futures contracts	1,314,729	—	—
Unrealized loss on swap contracts	—	—	27,043
Variation margin on swaps contracts	—	—	10,184
Payables:
Investments purchased on an extended-settlement basis	128,370,731	486,000,092	70,660,270
Fund shares redeemed	584,828	5,076,361	586,730
Management fees	126,094	453,418	280,546
Distribution and Service fees and Transfer Agency fees	47,379	101,546	31,257
Investments purchased	36,909	25,498	27,441
Due to broker	20,000	590,813	290,000
Income distributions	17,256	136,297	35,830
Upfront payments received on swap contracts	—	—	46,988
Accrued expenses	491,432	487,026	650,287

Total liabilities	182,970,861	693,213,141	99,143,906

Net Assets:
Paid-in capital	416,975,491	1,896,775,643	656,179,002
Total distributable loss	(53,810,513)	(243,783,250)	(59,508,865)

NET ASSETS	$363,164,978	$1,652,992,393	$596,670,137
Net Assets:
Class A	$50,813,722	$119,479,335	$36,563,151
Class C	3,648,900	6,982,141	1,727,573
Institutional	106,676,351	401,837,510	206,612,695
Service	129,778	955,146	491,488
Investor	46,802,328	195,488,789	49,848,540
Class R6	66,642,003	276,177,649	294,104,090
Class R	2,536,847	3,782,480	—
Class P	85,915,049	648,289,343	7,322,600
Total Net Assets	$363,164,978	$1,652,992,393	$596,670,137
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,687,083	12,864,135	3,264,793
Class C	408,777	747,828	155,761
Institutional	11,941,223	43,085,445	18,481,566
Service	14,522	102,352	44,213
Investor	5,256,607	21,028,873	4,467,084
Class R6	7,462,552	29,574,949	26,297,273
Class R	284,158	406,979	—
Class P	9,621,716	69,393,686	654,200
Net asset value, offering and redemption price per share:(b)
Class A	$8.93	$9.29	$11.20
Class C	8.93	9.34	11.09
Institutional	8.93	9.33	11.18
Service	8.94	9.33	11.12
Investor	8.90	9.30	11.16
Class R6	8.93	9.34	11.18
Class R	8.93	9.29	—
Class P	8.93	9.34	11.19

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA

Bond	$1,757,930	$5,675,594	$500,000
Core Fixed Income	—	10,037,675	1,790,000
Global Core Fixed Income	3,072,850	19,856,255	—

(b)

Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income and Global Core Fixed Income Funds is $9.28, $9.65 and $11.64, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

148                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

 Statements of Assets and Liabilities (continued)

  March 31, 2023

	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $74,002,638, $55,575,487 and $690,928,991,respectively)	$ 63,880,591	$ 47,608,070	$ 614,260,759
Investments in affiliated issuers, at value (cost $2,952,139, $0 and $86,058,702, respectively)	2,952,139	—	86,058,702
Purchased options, at value (premium paid $0, $0 and $8,381,484, respectively)	—	—	3,964,316
Cash	1,054,150	78,730	9,460,832
Foreign currencies, at value (cost $49,088, $10,600 and $470,609, respectively)	46,605	10,702	223,236
Unrealized gain on forward foreign currency exchange contracts	28,947	1,210	4,905,417
Variation margin on swaps contracts	4,397	—	36,210,614
Receivables:
Investments sold on an extended-settlement basis	16,084,590	—	221,722,598
Interest and dividends	903,648	673,271	5,656,297
Collateral on certain derivative contracts(a)	777,086	830,601	10,819,292
Investments sold	35,370	742,349	2,103,315
Reimbursement from investment adviser	31,882	29,433	51,902
Due from broker	—	—	251,673
Fund shares sold	—	—	155,666
Due from broker - upfront payment	—	—	336,264
Other assets	54,492	59,497	28,276

Total assets	85,853,897	50,033,863	996,209,159

Liabilities:
Forward sale contracts, at value (proceeds received $1,900,410, $0 and $22,851,719, respectively)	1,976,679	—	22,764,854
Unrealized loss on forward foreign currency exchange contracts	102,630	3,604	6,578,294
Written option contracts, at value (premium received $0, $0 and $11,950,592, respectively)	—	—	7,367,226
Variation margin on futures contracts	41,941	—	802,139
Variation margin on swaps contracts	—	59,692	—
Payables:
Investments purchased on an extended-settlement basis	18,076,074	—	300,893,730
Fund shares redeemed	248,144	67,448	1,909,818
Investments purchased	116,520	89,815	418,329
Management fees	29,888	42,480	313,947
Distribution and Service fees and Transfer Agency fees	2,262	1,815	64,264
Due to broker	—	—	17,934,475
Accrued expenses	135,142	207,926	577,567

Total liabilities	20,729,280	472,780	359,624,643

Net Assets:
Paid-in capital	81,191,313	102,374,860	2,621,458,966
Total distributable loss	(16,066,696)	(52,813,777)	(1,984,874,450)

NET ASSETS	$65,124,617	$49,561,083	$636,584,516
Net Assets:
Class A	$ 598,138	$ 817,551	$ 121,803,602
Class C	328,373	111,502	7,469,790
Institutional	13,093,782	8,574,396	310,846,688
Investor	267,516	1,413,991	17,221,123
Class R6	50,884	6,984,380	17,984,929
Class R	49,894	26,934	2,886,026
Class P	50,736,030	31,632,329	158,372,358
Total Net Assets	$65,124,617	$49,561,083	$636,584,516
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	70,054	105,657	13,530,729
Class C	38,472	14,428	831,861
Institutional	1,533,709	1,109,529	34,498,250
Investor	31,332	182,814	1,911,602
Class R6	5,960	904,092	1,997,414
Class R	5,845	3,484	321,249
Class P	5,943,055	4,098,048	17,609,967
Net asset value, offering and redemption price per share:(b)
Class A	$8.54	$7.74	$9.00
Class C	8.54	7.73	8.98
Institutional	8.54	7.73	9.01
Investor	8.54	7.73	9.01
Class R6	8.54	7.73	9.00
Class R	8.54	7.73	8.98
Class P	8.54	7.72	8.99

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA

Income	$107,032	$670,054	$—
Long Short Credit Strategies	—	830,601	—
Strategic Income	69,292	9,150,000	1,600,000

(b)

Maximum public offering price per share for Class A Shares of the Income, Long Short Credit Strategies and Strategic Income Funds is $8.87, $8.04 and $9.35, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.                149

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

 Statements of Operations

  For the Fiscal Year Ended March 31, 2023

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund

Investment Income:

Interest (net of foreign withholding taxes of $0, $0 and $10,707, respectively)	$ 13,280,746	$ 51,360,740	$ 14,480,210
Dividends — affiliated issuers	324,715	859,458	438,379
Dividends — unaffiliated issuers	32,707	—	800

Total investment income	13,638,168	52,220,198	14,919,389

Expenses:

Management fees	1,521,563	6,146,062	3,897,177
Custody, accounting and administrative services	418,182	330,315	582,359
Transfer Agency fees(a)	226,064	827,700	285,968
Distribution and Service (12b-1) fees(a)	177,290	399,903	118,432
Professional fees	176,701	170,832	174,607
Registration fees	127,488	161,456	103,201
Printing and mailing costs	58,794	140,291	55,307
Prime broker fees	32,965	—	23,059
Trustee fees	29,075	31,320	29,518
Service fees — Class C	11,179	18,942	5,745
Shareholder Administration fees — Service Class	243	2,500	1,303
Other	32,921	65,305	37,622

Total expenses	2,812,465	8,294,626	5,314,298

Less — expense reductions	(855,115)	(1,607,105)	(1,548,173)

Net expenses	1,957,350	6,687,521	3,766,125

NET INVESTMENT INCOME	11,680,818	45,532,677	11,153,264

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(26,574,189)	(133,469,124)	(38,503,158)
Purchased options	(7,456,703)	(1,150,769)	(937,187)
Futures contracts	(2,992,629)	9,409,181	(9,181,163)
Written options	6,924,529	(1,605,007)	(364,537)
Swap contracts	1,477,270	1,227,512	(2,549,711)
Forward foreign currency exchange contracts	4,476,068	1,073,511	33,777,368
Foreign currency transactions	(3,546,388)	(193,020)	(3,909,940)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(7,824,029)	(13,625,034)	(13,588,951)
Purchased options	(401,268)	339,270	412,240
Futures contracts	1,328,356	1,587,334	4,394,087
Written options	880,589	603,391	27,000
Swap contracts	(793,037)	(1,918,862)	864,549
Forward foreign currency exchange contracts	(1,228,628)	(546,002)	(11,230,106)
Foreign currency translation	(66,395)	(30,746)	1,759,198

Net realized and unrealized loss	(35,796,454)	(138,298,365)	(39,030,311)

NET DECREASE IN NET ASSETS RESULTING FROMO PERATIONS	$(24,115,636)	$(92,765,688)	$(27,877,047)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	$130,821	$33,536	$243	$12,690	$62,794	$5,366	$42,853	$39	$67,470	$19,972	$3,046	$24,524
Core Fixed Income	321,259	56,826	2,500	19,318	154,204	9,092	144,453	400	248,931	77,505	4,637	188,478
Global Core Fixed Income	99,893	17,236	1,303	—	47,949	2,758	84,693	208	62,458	85,649	—	2,253

150                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

 Statements of Operations (continued)

  For the Fiscal Year Ended March 31, 2023

	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund

Investment Income:

Interest (net of foreign withholding taxes of $3,402, $0 and $0, respectively)	$ 4,383,671	$ 5,271,780	$ 24,023,878
Dividends — affiliated issuers	25,113	44,737	1,397,291

Total investment income	4,408,784	5,316,517	25,421,169

Expenses:

Management fees	429,982	895,346	4,101,301
Professional fees	152,323	147,576	195,055
Registration fees	97,728	107,043	108,225
Custody, accounting and administrative services	46,111	86,260	497,414
Printing and mailing costs	35,820	26,700	76,220
Trustee fees	28,546	28,595	29,680
Transfer Agency fees(a)	26,458	31,064	377,371
Distribution and Service (12b-1) fees(a)	3,274	4,119	423,457
Service fees — Class C	576	364	33,993
Prime broker fees	506	—	86,871
Other	14,991	18,474	48,407

Total expenses	836,315	1,345,541	5,977,994

Less—expense reductions	(334,902)	(336,346)	(662,304)

Net expenses	501,413	1,009,195	5,315,690

NET INVESTMENT INCOME	3,907,371	4,307,322	20,105,479

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(5,678,334)	(10,808,851)	(48,351,935)
Purchased options	—	—	(23,289,276)
Futures contracts	281,004	(792)	67,231,882
Written options	(11,568)	—	15,449,415
Swap contracts	807,524	1,181,919	6,818,183
Forward foreign currency exchange contracts	596,876	19,882	9,324,083
Foreign currency transactions	(23,253)	(1,189)	(10,796,309)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(3,413,643)	(907,884)	(8,729,984)
Unfunded loan commitment	469	1,155	—
Purchased options	—	—	(1,704,663)
Futures contracts	117,200	—	(11,624,608)
Written options	—	—	4,563,738
Swap contracts	(322,123)	(689,536)	(5,301,842)
Forward foreign currency exchange contracts	(277,758)	(6,876)	(3,417,659)
Foreign currency translation	(17,729)	(1,149)	(224,958)

Net realized and unrealized loss	(7,941,335)	(11,213,321)	(10,053,933)

NET INCREASE (DECREASE) IN NET ASSETS RESULT ING FROM OPERATIONS	$(4,033,964)	$(6,905,999)	$10,051,546

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	$1,302	$1,728	$244	$625	$276	$8,543	$200	$15	$58	$16,741
Long Short Credit Strategies	2,894	1,091	134	1,389	174	4,907	2,372	2,495	33	19,694
Strategic Income	308,893	101,979	12,585	148,269	16,317	127,767	19,546	5,511	3,020	56,941

The accompanying notes are an integral part of these financial statements.                151

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund		Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income	$ 11,680,818	$ 8,203,044	$ 45,532,677	$ 29,049,501

Net realized gain (loss)	(27,692,042)	226,523	(124,707,716)	(376,448)

Net change in unrealized loss	(8,104,412)	(27,624,702)	(13,590,649)	(110,340,259)

Net decrease in net assets resulting from operations	(24,115,636)	(19,195,135)	(92,765,688)	(81,667,206)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,179,526)	(774,880)	(3,009,735)	(2,227,447)

Class C Shares	(75,843)	(67,316)	(129,389)	(83,003)

Institutional Shares	(2,679,329)	(2,127,192)	(9,517,715)	(9,865,696)

Service Shares	(2,114)	(954)	(22,064)	(13,126)

Investor Shares	(1,354,450)	(846,899)	(5,262,247)	(6,580,118)

Class R6 Shares	(1,662,695)	(992,818)	(6,941,822)	(840,804)

Class R Shares	(52,912)	(36,968)	(82,914)	(54,196)

Class P Shares	(2,047,616)	(1,266,345)	(16,617,704)	(12,647,426)

Return of capital:

Class A Shares	(488,496)	(561,922)	(564,005)	(455,386)

Class C Shares	(31,410)	(48,816)	(24,247)	(16,969)

Institutional Shares	(1,109,634)	(1,542,580)	(1,783,559)	(2,016,972)

Service Shares	(875)	(691)	(4,135)	(2,684)

Investor Shares	(560,941)	(614,147)	(986,112)	(1,345,258)

Class R6 Shares	(688,599)	(719,964)	(1,300,853)	(171,896)

Class R Shares	(21,914)	(26,809)	(15,537)	(11,080)

Class P Shares	(848,012)	(918,319)	(3,114,051)	(2,585,677)

Total distributions to shareholders	(12,804,366)	(10,546,620)	(49,376,089)	(38,917,738)

From share transactions:

Proceeds from sales of shares	117,819,701	172,000,375	721,385,205	732,747,318

Reinvestment of distributions	12,581,800	10,324,139	48,121,415	37,686,745

Cost of shares redeemed	(137,411,234)	(248,003,732)	(698,539,848)	(1,028,114,245)

Net increase (decrease) in net assets resulting from share transactions	(7,009,733)	(65,679,218)	70,966,772	(257,680,182)

TOTAL DECREASE	(43,929,735)	(95,420,973)	(71,175,005)	(378,265,126)

Net assets:

Beginning of year	407,094,713	502,515,686	1,724,167,398	2,102,432,524

End of year	$363,164,978	$407,094,713	$1,652,992,393	$1,724,167,398

152                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

  Statements of Changes in Net Assets (continued)

	Global Core Fixed Income Fund		Income Fund

	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income	$ 11,153,264	$ 5,733,480	$ 3,907,371	$ 3,690,256

Net realized gain (loss)	(21,668,328)	2,702,280	(4,027,751)	1,262,513

Net change in unrealized loss	(17,361,983)	(37,705,162)	(3,913,584)	(7,485,753)

Net decrease in net assets resulting from operations	(27,877,047)	(29,269,402)	(4,033,964)	(2,532,984)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(812,227)	(605,407)	(37,667)	(23,342)

Class C Shares	(28,542)	(18,739)	(17,012)	(3,386)

Institutional Shares	(4,965,774)	(3,948,218)	(1,410,479)	(1,175,463)

Service Shares	(9,686)	(6,215)	—	—

Investor Shares	(1,175,710)	(1,068,522)	(13,421)	(3,866)

Class R6 Shares	(6,852,849)	(4,161,378)	(3,691)	(2,484)

Class R Shares	—	—	(3,344)	(2,136)

Class P Shares	(177,950)	(132,095)	(3,953,435)	(3,580,367)

Return of capital:

Class A Shares	—	—	(563)	—

Class C Shares	—	—	(254)	—

Institutional Shares	—	—	(21,070)	—

Investor Shares	—	—	(200)	—

Class R6 Shares	—	—	(55)	—

Class R Shares	—	—	(50)	—

Class P Shares	—	—	(59,056)	—

Total distributions to shareholders	(14,022,738)	(9,940,574)	(5,520,297)	(4,791,044)

From share transactions:

Proceeds from sales of shares	200,879,098	142,376,864	17,085,730	34,552,232

Reinvestment of distributions	13,714,702	9,705,301	5,494,863	4,790,941

Cost of shares redeemed	(216,857,678)	(158,808,386)	(47,493,649)	(48,301,250)

Net decrease in net assets resulting from share transactions	(2,263,878)	(6,726,221)	(24,913,056)	(8,958,077)

TOTAL DECREASE	(44,163,663)	(45,936,197)	(34,467,317)	(16,282,105)

Net assets:

Beginning of year	640,833,800	686,769,997	99,591,934	115,874,039

End of year	$596,670,137	$640,833,800	$65,124,617	$99,591,934

The accompanying notes are an integral part of these financial statements.                153

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Long Short Credit Strategies Fund		Strategic Income Fund

	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income	$ 4,307,322	$ 4,595,304	$ 20,105,479	$ 10,274,490

Net realized gain (loss)	(9,609,031)	891,358	16,386,043	35,618,281

Net change in unrealized loss	(1,604,290)	(6,491,288)	(26,439,976)	(53,811,733)

Net increase (decrease) in net assets resulting from operations	(6,905,999)	(1,004,626)	10,051,546	(7,918,962)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(62,038)	(56,828)	—	—

Class C Shares	(6,044)	(9,039)	—	—

Institutional Shares	(660,032)	(595,402)	—	—

Investor Shares	(105,432)	(102,070)	—	—

Class R6 Shares	(453,015)	(94,632)	—	—

Class R Shares	(1,360)	(984)	—	—

Class P Shares	(3,078,001)	(4,479,733)	—	—

Return of capital:

Class A Shares	—	—	(4,035,457)	(2,116,966)

Class C Shares	—	—	(292,145)	(392,043)

Institutional Shares	—	—	(11,338,664)	(8,013,113)

Investor Shares	—	—	(567,074)	(395,631)

Class R6 Shares	—	—	(658,730)	(341,285)

Class R Shares	—	—	(77,238)	(37,626)

Class P Shares	—	—	(6,593,426)	(5,063,826)

Total distributions to shareholders	(4,365,922)	(5,338,688)	(23,562,734)	(16,360,490)

From share transactions:

Proceeds from sales of shares	16,870,115	31,396,955	117,632,691	183,663,272

Reinvestment of distributions	4,362,398	5,335,759	21,260,731	14,882,871

Cost of shares redeemed	(103,573,300)	(14,904,334)	(277,523,602)	(302,712,932)

Net increase (decrease) in net assets resulting from share transactions	(82,340,787)	21,828,380	(138,630,180)	(104,166,789)

TOTAL INCREASE (DECREASE)	(93,612,708)	15,485,066	(152,141,368)	(128,446,241)

Net assets:

Beginning of year	143,173,791	127,688,725	788,725,884	917,172,125

End of year	$ 49,561,083	$143,173,791	$ 636,584,516	$ 788,725,884

154                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.83	$10.54	$10.33	$10.06	$9.95

Net investment income (a)	0.26	0.15	0.22	0.24	0.25

Net realized and unrealized gain (loss)	(0.87)	(0.66)	0.48	0.32	0.12

Total from investment operations	(0.61)	(0.51)	0.70	0.56	0.37

Distributions to shareholders from net investment income	(0.21)	(0.11)	(0.30)	(0.29)	(0.24)

Distributions to shareholders from net realized gains	—	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.08)	(0.09)	—	—	(0.02)

Total distributions	(0.29)	(0.20)	(0.49)	(0.29)	(0.26)

Net asset value, end of year	$8.93	$9.83	$10.54	$10.33	$10.06

Total return(b)	(6.08)%	(4.92)%	6.56%	5.66%	3.84%

Net assets, end of year (in 000s)	$50,814	$58,088	$92,871	$84,503	$85,671

Ratio of net expenses to average net assets	0.79%	0.78%	0.78%	0.79%	0.80%

Ratio of total expenses to average net assets	1.02%	0.96%	0.93%	0.95%	1.00%

Ratio of net investment income to average net assets	2.89%	1.41%	2.03%	2.34%	2.59%

Portfolio turnover rate(c)	1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                155

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class C Shares

	Year Ended March 31,
	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.82	$10.53	$10.32	$10.05	$9.95

Net investment income(a)	0.19	0.07	0.14	0.16	0.18

Net realized and unrealized gain (loss)	(0.86)	(0.66)	0.48	0.32	0.11

Total from investment operations	(0.67)	(0.59)	0.62	0.48	0.29

Distributions to shareholders from net investment income	(0.16)	(0.07)	(0.22)	(0.21)	(0.17)

Distributions to shareholders from net realized gains	—	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.06)	(0.05)	—	—	(0.02)

Total distributions	(0.22)	(0.12)	(0.41)	(0.21)	(0.19)

Net asset value, end of year	$8.93	$9.82	$10.53	$10.32	$10.05

Total return(b)	(6.79)%	(5.55)%	5.67%	4.88%	2.97%

Net assets, end of year (in 000s)	$3,649	$5,928	$11,437	$12,468	$8,217

Ratio of net expenses to average net assets	1.54%	1.53%	1.53%	1.54%	1.55%

Ratio of total expenses to average net assets	1.77%	1.70%	1.68%	1.70%	1.74%

Ratio of net investment income to average net assets	2.09%	0.65%	1.29%	1.53%	1.82%

Portfolio turnover rate(c)	1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Institutional Shares

	Year Ended March 31,
	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.83	$10.53	$10.33	$10.05	$9.95

Net investment income(a)	0.29	0.18	0.26	0.28	0.28

Net realized and unrealized gain (loss)	(0.87)	(0.64)	0.47	0.32	0.12

Total from investment operations	(0.58)	(0.46)	0.73	0.60	0.40

Distributions to shareholders from net investment income	(0.23)	(0.14)	(0.34)	(0.32)	(0.28)

Distributions to shareholders from net realized gains	—	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.09)	(0.10)	—	—	(0.02)

Total distributions	(0.32)	(0.24)	(0.53)	(0.32)	(0.30)

Net asset value, end of year	$8.93	$9.83	$10.53	$10.33	$10.05

Total return(b)	(5.68)%	(4.61)%	6.82%	6.01%	4.19%

Net assets, end of year (in 000s)	$106,676	$116,520	$158,080	$133,067	$155,541

Ratio of net expenses to average net assets	0.46%	0.45%	0.45%	0.45%	0.46%

Ratio of total expenses to average net assets	0.69%	0.63%	0.60%	0.62%	0.64%

Ratio of net investment income to average net assets	3.23%	1.75%	2.36%	2.69%	2.89%

Portfolio turnover rate(c)	1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                157

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Service Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.83	$10.54	$10.33	$10.05	$9.95

Net investment income(a)	0.25	0.14	0.20	0.24	0.22

Net realized and unrealized gain (loss)	(0.87)	(0.66)	0.48	0.31	0.13

Total from investment operations	(0.62)	(0.52)	0.68	0.55	0.35

Distributions to shareholders from net investment income	(0.19)	(0.11)	(0.28)	(0.27)	(0.23)

Distributions to shareholders from net realized gains	—	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.08)	(0.08)	—	—	(0.02)

Total distributions	(0.27)	(0.19)	(0.47)	(0.27)	(0.25)

Net asset value, end of year	$8.94	$9.83	$10.54	$10.33	$10.05

Total return(b)	(6.24)%	(5.08)%	6.39%	5.49%	3.67%

Net assets, end of year (in 000s)	$130	$94	$84	$45	$66

Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.96%

Ratio of total expenses to average net assets	1.18%	1.13%	1.09%	1.12%	1.11%

Ratio of net investment income to average net assets	2.77%	1.31%	1.83%	2.29%	2.28%

Portfolio turnover rate(c)	1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.79	$10.50	$10.30	$10.02	$9.92

Net investment income(a)	0.28	0.18	0.25	0.27	0.28

Net realized and unrealized gain (loss)	(0.86)	(0.66)	0.47	0.32	0.11

Total from investment operations	(0.58)	(0.48)	0.72	0.59	0.39

Distributions to shareholders from net investment income	(0.22)	(0.13)	(0.33)	(0.31)	(0.27)

Distributions to shareholders from net realized gains	—	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.09)	(0.10)	—	—	(0.02)

Total distributions	(0.31)	(0.23)	(0.52)	(0.31)	(0.29)

Net asset value, end of year	$8.90	$9.79	$10.50	$10.30	$10.02

Total return(b)	(5.78)%	(4.71)%	6.84%	5.82%	4.10%

Net assets, end of year (in 000s)	$46,802	$64,096	$68,314	$26,436	$33,495

Ratio of net expenses to average net assets	0.54%	0.53%	0.53%	0.54%	0.55%

Ratio of total expenses to average net assets	0.77%	0.71%	0.68%	0.70%	0.75%

Ratio of net investment income to average net assets	3.10%	1.70%	2.24%	2.61%	2.85%

Portfolio turnover rate(c)	1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                159

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.82	$10.53	$10.33	$10.05	$9.95

Net investment income(a)	0.29	0.19	0.26	0.28	0.29

Net realized and unrealized gain (loss)	(0.86)	(0.66)	0.47	0.32	0.11

Total from investment operations	(0.57)	(0.47)	0.73	0.60	0.40

Distributions to shareholders from net investment income	(0.23)	(0.14)	(0.34)	(0.32)	(0.28)

Distributions to shareholders from net realized gains	—	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.09)	(0.10)	—	—	(0.02)

Total distributions	(0.32)	(0.24)	(0.53)	(0.32)	(0.30)

Net asset value, end of year	$8.93	$9.82	$10.53	$10.33	$10.05

Total return(b)	(5.77)%	(4.60)%	6.93%	6.03%	4.10%

Net assets, end of year (in 000s)	$66,642	$71,588	$72,608	$84,920	$71,648

Ratio of net expenses to average net assets	0.45%	0.44%	0.44%	0.44%	0.45%

Ratio of total expenses to average net assets	0.68%	0.62%	0.59%	0.60%	0.65%

Ratio of net investment income to average net assets	3.23%	1.80%	2.39%	2.67%	2.95%

Portfolio turnover rate(c)	1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.82	$10.53	$10.32	$10.05	$9.94

Net investment income(a)	0.24	0.12	0.20	0.23	0.23

Net realized and unrealized gain (loss)	(0.86)	(0.65)	0.47	0.30	0.12

Total from investment operations	(0.62)	(0.53)	0.67	0.53	0.35

Distributions to shareholders from net investment income	(0.19)	(0.11)	(0.27)	(0.26)	(0.22)

Distributions to shareholders from net realized gains	—	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.08)	(0.07)	—	—	(0.02)

Total distributions	(0.27)	(0.18)	(0.46)	(0.26)	(0.24)

Net asset value, end of year	$8.93	$9.82	$10.53	$10.32	$10.05

Total return(b)	(6.33)%	(5.16)%	6.30%	5.40%	3.58%

Net assets, end of year (in 000s)	$2,537	$3,008	$5,030	$5,316	$19,263

Ratio of net expenses to average net assets	1.04%	1.03%	1.03%	1.04%	1.05%

Ratio of total expenses to average net assets	1.27%	1.21%	1.18%	1.22%	1.25%

Ratio of net investment income to average net assets	2.65%	1.14%	1.79%	2.24%	2.34%

Portfolio turnover rate(c)	1,007%	627%	690%	742%	429%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                161

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$9.82	$10.53	$10.33	$10.05	$9.87

Net investment income(b)	0.29	0.19	0.26	0.28	0.27

Net realized and unrealized gain (loss)	(0.86)	(0.66)	0.47	0.32	0.19

Total from investment operations	(0.57)	(0.47)	0.73	0.60	0.46

Distributions to shareholders from net investment income	(0.23)	(0.14)	(0.34)	(0.32)	(0.26)

Distributions to shareholders from net realized gains	—	—	(0.19)	—	—

Distributions to shareholders from return of capital	(0.09)	(0.10)	—	—	(0.02)

Total distributions	(0.32)	(0.24)	(0.53)	(0.32)	(0.28)

Net asset value, end of period	$8.93	$9.82	$10.53	$10.33	$10.05

Total return(c)	(5.77)%	(4.60)%	6.93%	6.03%	4.72%

Net assets, end of period (in 000s)	$85,915	$87,773	$94,092	$81,064	$87,881

Ratio of net expenses to average net assets	0.45%	0.44%	0.44%	0.44%	0.44%(d)

Ratio of total expenses to average net assets	0.68%	0.62%	0.59%	0.60%	0.67%(d)

Ratio of net investment income to average net assets	3.24%	1.79%	2.37%	2.69%	3.00%(d)

Portfolio turnover rate(e)	1,007%	627%	690%	742%	429%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.11	$10.76	$10.79	$10.41	$10.23

Net investment income (a)	0.24	0.12	0.14	0.22	0.25

Net realized and unrealized gain (loss)	(0.80)	(0.60)	0.29	0.51	0.19

Total from investment operations	(0.56)	(0.48)	0.43	0.73	0.44

Distributions to shareholders from net investment income	(0.22)	(0.14)	(0.21)	(0.27)	(0.26)

Distributions to shareholders from net realized gains	—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.04)	(0.03)	—	—	—

Total distributions	(0.26)	(0.17)	(0.46)	(0.35)	(0.26)

Net asset value, end of year	$9.29	$10.11	$10.76	$10.79	$10.41

Total return(b)	(5.49)%	(4.52)%	3.83%	7.07%	4.40%

Net assets, end of year (in 000s)	$119,479	$150,857	$164,129	$125,490	$57,754

Ratio of net expenses to average net assets	0.71%	0.71%	0.70%	0.74%	0.79%

Ratio of total expenses to average net assets	0.81%	0.80%	0.81%	0.84%	0.86%

Ratio of net investment income to average net assets	2.53%	1.13%	1.26%	2.07%	2.45%

Portfolio turnover rate(c)	884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                163

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.16	$10.82	$10.84	$10.46	$10.29

Net investment income(a)	0.17	0.04	0.06	0.15	0.17

Net realized and unrealized gain (loss)	(0.80)	(0.61)	0.29	0.50	0.19

Total from investment operations	(0.63)	(0.57)	0.35	0.65	0.36

Distributions to shareholders from net investment income	(0.16)	(0.07)	(0.12)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.03)	(0.02)	—	—	—

Total distributions	(0.19)	(0.09)	(0.37)	(0.27)	(0.19)

Net asset value, end of year	$9.34	$10.16	$10.82	$10.84	$10.46

Total return(b)	(6.15)%	(5.20)%	3.05%	6.25%	3.52%

Net assets, end of year (in 000s)	$6,982	$9,529	$12,416	$8,331	$6,585

Ratio of net expenses to average net assets	1.46%	1.46%	1.45%	1.50%	1.54%

Ratio of total expenses to average net assets	1.56%	1.55%	1.56%	1.60%	1.61%

Ratio of net investment income to average net assets	1.78%	0.37%	0.50%	1.37%	1.67%

Portfolio turnover rate(c)	884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.15	$10.81	$10.83	$10.45	$10.27

Net investment income(a)	0.27	0.16	0.17	0.26	0.27

Net realized and unrealized gain (loss)	(0.80)	(0.61)	0.30	0.51	0.21

Total from investment operations	(0.53)	(0.45)	0.47	0.77	0.48

Distributions to shareholders from net investment income	(0.24)	(0.17)	(0.24)	(0.31)	(0.30)

Distributions to shareholders from net realized gains	—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.05)	(0.04)	—	—	—

Total distributions	(0.29)	(0.21)	(0.49)	(0.39)	(0.30)

Net asset value, end of year	$9.33	$10.15	$10.81	$10.83	$10.45

Total return(b)	(5.14)%	(4.18)%	4.17%	7.41%	4.75%

Net assets, end of year (in 000s)	$401,838	$410,606	$645,062	$292,906	$181,702

Ratio of net expenses to average net assets	0.38%	0.38%	0.37%	0.41%	0.45%

Ratio of total expenses to average net assets	0.48%	0.47%	0.47%	0.51%	0.51%

Ratio of net investment income to average net assets	2.89%	1.45%	1.55%	2.46%	2.66%

Portfolio turnover rate(c)	884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                165

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Service Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.15	$10.81	$10.83	$10.46	$10.28

Net investment income(a)	0.22	0.10	0.13	0.21	0.23

Net realized and unrealized gain (loss)	(0.79)	(0.60)	0.29	0.50	0.20

Total from investment operations	(0.57)	(0.50)	0.42	0.71	0.43

Distributions to shareholders from net investment income	(0.21)	(0.13)	(0.19)	(0.26)	(0.25)

Distributions to shareholders from net realized gains	—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.04)	(0.03)	—	—	—

Total distributions	(0.25)	(0.16)	(0.44)	(0.34)	(0.25)

Net asset value, end of year	$9.33	$10.15	$10.81	$10.83	$10.46

Total return(b)	(5.61)%	(4.74)%	3.65%	6.87%	4.23%

Net assets, end of year (in 000s)	$955	$1,115	$1,070	$1,141	$855

Ratio of net expenses to average net assets	0.88%	0.88%	0.87%	0.91%	0.95%

Ratio of total expenses to average net assets	0.98%	0.97%	0.98%	1.01%	1.02%

Ratio of net investment income to average net assets	2.38%	0.97%	1.11%	1.95%	2.28%

Portfolio turnover rate(c)	884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.11	$10.77	$10.80	$10.42	$10.24

Net investment income(a)	0.26	0.15	0.16	0.24	0.27

Net realized and unrealized gain (loss)	(0.78)	(0.61)	0.30	0.52	0.20

Total from investment operations	(0.52)	(0.46)	0.46	0.76	0.47

Distributions to shareholders from net investment income	(0.24)	(0.17)	(0.24)	(0.30)	(0.29)

Distributions to shareholders from net realized gains	—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.05)	(0.03)	—	—	—

Total distributions	(0.29)	(0.20)	(0.49)	(0.38)	(0.29)

Net asset value, end of year	$9.30	$10.11	$10.77	$10.80	$10.42

Total return(b)	(5.15)%	(4.37)%	4.09%	7.33%	4.66%

Net assets, end of year (in 000s)	$195,489	$269,988	$426,467	$122,100	$17,645

Ratio of net expenses to average net assets	0.46%	0.46%	0.45%	0.48%	0.54%

Ratio of total expenses to average net assets	0.56%	0.55%	0.56%	0.59%	0.60%

Ratio of net investment income to average net assets	2.76%	1.37%	1.46%	2.27%	2.66%

Portfolio turnover rate(c)	884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                167

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.16	$10.82	$10.84	$10.46	$10.28

Net investment income(a)	0.28	0.17	0.19	0.27	0.29

Net realized and unrealized gain (loss)	(0.81)	(0.62)	0.29	0.50	0.19

Total from investment operations	(0.53)	(0.45)	0.48	0.77	0.48

Distributions to shareholders from net investment income	(0.24)	(0.17)	(0.25)	(0.31)	(0.30)

Distributions to shareholders from net realized gains	—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.05)	(0.04)	—	—	—

Total distributions	(0.29)	(0.21)	(0.50)	(0.39)	(0.30)

Net asset value, end of year	$9.34	$10.16	$10.82	$10.84	$10.46

Total return(b)	(5.12)%	(4.16)%	4.18%	7.41%	4.76%

Net assets, end of year (in 000s)	$276,178	$187,649	$39,378	$152,821	$219,927

Ratio of net expenses to average net assets	0.37%	0.37%	0.36%	0.40%	0.44%

Ratio of total expenses to average net assets	0.47%	0.46%	0.47%	0.50%	0.51%

Ratio of net investment income to average net assets	2.97%	1.56%	1.71%	2.51%	2.84%

Portfolio turnover rate(c)	884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

168                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.11	$10.77	$10.79	$10.42	$10.24

Net investment income(a)	0.22	0.09	0.12	0.20	0.22

Net realized and unrealized gain (loss)	(0.80)	(0.60)	0.29	0.50	0.20

Total from investment operations	(0.58)	(0.51)	0.41	0.70	0.42

Distributions to shareholders from net investment income	(0.20)	(0.13)	(0.18)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.04)	(0.02)	—	—	—

Total distributions	(0.24)	(0.15)	(0.43)	(0.33)	(0.24)

Net asset value, end of year	$9.29	$10.11	$10.77	$10.79	$10.42

Total return(b)	(5.62)%	(4.75)%	3.57%	6.70%	4.14%

Net assets, end of year (in 000s)	$3,782	$4,181	$4,864	$4,774	$4,444

Ratio of net expenses to average net assets	0.96%	0.96%	0.95%	1.00%	1.04%

Ratio of total expenses to average net assets	1.06%	1.05%	1.06%	1.10%	1.11%

Ratio of net investment income to average net assets	2.31%	0.88%	1.02%	1.88%	2.20%

Portfolio turnover rate(c)	884%	489%	575%	693%	396%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                169

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$10.16	$10.82	$10.85	$10.47	$ 10.20

Net investment income(b)	0.27	0.16	0.18	0.27	0.28

Net realized and unrealized gain (loss)	(0.80)	(0.61)	0.29	0.50	0.27

Total from investment operations	(0.53)	(0.45)	0.47	0.77	0.55

Distributions to shareholders from net investment income	(0.24)	(0.17)	(0.25)	(0.31)	(0.28)

Distributions to shareholders from net realized gains	—	—	(0.25)	(0.08)	—

Distributions to shareholders from return of capital	(0.05)	(0.04)	—	—	—

Total distributions	(0.29)	(0.21)	(0.50)	(0.39)	(0.28)

Net asset value, end of period	$9.34	$10.16	$10.82	$10.85	$ 10.47

Total return(c)	(5.12)%	(4.25)%	4.18%	7.41%	5.50%

Net assets, end of period (in 000s)	$648,289	$690,242	$809,047	$704,747	$595,010

Ratio of net expenses to average net assets	0.37%	0.37%	0.36%	0.40%	0.44%(d)

Ratio of total expenses to average net assets	0.47%	0.46%	0.46%	0.50%	0.52%(d)

Ratio of net investment income to average net assets	2.90%	1.47%	1.60%	2.47%	2.91%(d)

Portfolio turnover rate(e)	884%	489%	575%	693%	396%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

170                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.00	$12.73	$12.72	$12.47	$12.17

Net investment income (a)	0.18	0.07	0.14	0.14	0.17

Net realized and unrealized gain (loss)	(0.75)	(0.65)	0.54	0.47	0.31

Total from investment operations	(0.57)	(0.58)	0.68	0.61	0.48

Distributions to shareholders from net investment income	(0.23)	(0.11)	(0.32)	(0.20)	(0.18)

Distributions to shareholders from net realized gains	—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.23)	(0.15)	(0.67)	(0.36)	(0.18)

Net asset value, end of year	$11.20	$12.00	$12.73	$12.72	$12.47

Total return(b)	(4.72)%	(4.53)%	5.15%	4.88%	3.99%

Net assets, end of year (in 000s)	$36,563	$45,557	$52,270	$42,358	$63,453

Ratio of net expenses to average net assets	0.91%	0.94%	1.00%	1.01%	1.03%

Ratio of total expenses to average net assets	1.19%	1.16%	1.17%	1.13%	1.20%

Ratio of net investment income to average net assets	1.56%	0.56%	1.07%	1.08%	1.39%

Portfolio turnover rate(c)	689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                171

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.88	$12.62	$12.61	$12.37	$12.07

Net investment income (loss)(a)	0.09	(0.03)	0.04	0.04	0.08

Net realized and unrealized gain (loss)	(0.74)	(0.64)	0.54	0.46	0.31

Total from investment operations	(0.65)	(0.67)	0.58	0.50	0.39

Distributions to shareholders from net investment income	(0.14)	(0.03)	(0.22)	(0.10)	(0.09)

Distributions to shareholders from net realized gains	—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.14)	(0.07)	(0.57)	(0.26)	(0.09)

Net asset value, end of year	$11.09	$11.88	$12.62	$12.61	$12.37

Total return(b)	(5.33)%	(5.28)%	4.40%	4.06%	3.24%

Net assets, end of year (in 000s)	$1,728	$2,938	$4,799	$6,300	$8,725

Ratio of net expenses to average net assets	1.66%	1.70%	1.75%	1.76%	1.78%

Ratio of total expenses to average net assets	1.94%	1.91%	1.91%	1.88%	1.94%

Ratio of net investment income (loss) to average net assets	0.78%	(0.22)%	0.33%	0.33%	0.63%

Portfolio turnover rate(c)	689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

172                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.97	$12.70	$12.70	$12.45	$12.15

Net investment income(a)	0.21	0.11	0.18	0.18	0.21

Net realized and unrealized gain (loss)	(0.74)	(0.65)	0.53	0.47	0.31

Total from investment operations	(0.53)	(0.54)	0.71	0.65	0.52

Distributions to shareholders from net investment income	(0.26)	(0.15)	(0.36)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.26)	(0.19)	(0.71)	(0.40)	(0.22)

Net asset value, end of year	$11.18	$11.97	$12.70	$12.70	$12.45

Total return(b)	(4.43)%	(4.24)%	5.48%	5.22%	4.34%

Net assets, end of year (in 000s)	$206,613	$251,099	$282,633	$250,976	$252,456

Ratio of net expenses to average net assets	0.60%	0.63%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets	0.86%	0.83%	0.83%	0.79%	0.86%

Ratio of net investment income to average net assets	1.87%	0.87%	1.38%	1.37%	1.73%

Portfolio turnover rate(c)	689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                173

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Service Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.91	$12.63	$12.62	$12.38	$12.09

Net investment income(a)	0.15	0.05	0.11	0.13	0.15

Net realized and unrealized gain (loss)	(0.73)	(0.65)	0.55	0.44	0.30

Total from investment operations	(0.58)	(0.60)	0.66	0.57	0.45

Distributions to shareholders from net investment income	(0.21)	(0.08)	(0.30)	(0.17)	(0.16)

Distributions to shareholders from net realized gains	—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.21)	(0.12)	(0.65)	(0.33)	(0.16)

Net asset value, end of year	$11.12	$11.91	$12.63	$12.62	$12.38

Total return(b)	(4.87)%	(4.74)%	4.98%	4.71%	3.75%

Net assets, end of year (in 000s)	$491	$567	$653	$196	$1,930

Ratio of net expenses to average net assets	1.10%	1.13%	1.18%	1.19%	1.19%

Ratio of total expenses to average net assets	1.36%	1.33%	1.34%	1.30%	1.36%

Ratio of net investment income to average net assets	1.38%	0.37%	0.85%	1.02%	1.24%

Portfolio turnover rate(c)	689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

174                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.95	$12.68	$12.67	$12.43	$12.13

Net investment income(a)	0.20	0.10	0.17	0.17	0.20

Net realized and unrealized gain (loss)	(0.73)	(0.65)	0.54	0.46	0.31

Total from investment operations	(0.53)	(0.55)	0.71	0.63	0.51

Distributions to shareholders from net investment income	(0.26)	(0.14)	(0.35)	(0.23)	(0.21)

Distributions to shareholders from net realized gains	—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.26)	(0.18)	(0.70)	(0.39)	(0.21)

Net asset value, end of year	$11.16	$11.95	$12.68	$12.67	$12.43

Total return(b)	(4.42)%	(4.31)%	5.43%	5.07%	4.25%

Net assets, end of year (in 000s)	$49,849	$60,048	$73,477	$47,717	$53,615

Ratio of net expenses to average net assets	0.66%	0.69%	0.75%	0.76%	0.78%

Ratio of total expenses to average net assets	0.94%	0.91%	0.92%	0.88%	0.95%

Ratio of net investment income to average net assets	1.80%	0.82%	1.31%	1.31%	1.64%

Portfolio turnover rate(c)	689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                175

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.98	$12.71	$12.70	$12.45	$12.16

Net investment income(a)	0.21	0.11	0.19	0.17	0.21

Net realized and unrealized gain (loss)	(0.74)	(0.65)	0.53	0.48	0.30

Total from investment operations	(0.53)	(0.54)	0.72	0.65	0.51

Distributions to shareholders from net investment income	(0.27)	(0.15)	(0.36)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.27)	(0.19)	(0.71)	(0.40)	(0.22)

Net asset value, end of year	$11.18	$11.98	$12.71	$12.70	$12.45

Total return(b)	(4.34)%	(4.23)%	5.49%	5.22%	4.35%

Net assets, end of year (in 000s)	$294,104	$272,464	$264,049	$311,837	$228,163

Ratio of net expenses to average net assets	0.59%	0.62%	0.68%	0.68%	0.68%

Ratio of total expenses to average net assets	0.85%	0.82%	0.82%	0.78%	0.85%

Ratio of net investment income to average net assets	1.91%	0.89%	1.40%	1.36%	1.74%

Portfolio turnover rate(c)	689%	461%	522%	610%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

176                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year Period

	Goldman Sachs Global Core Fixed Income Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$11.99	$12.72	$12.71	$12.46	$12.10

Net investment income(b)	0.21	0.11	0.19	0.18	0.21

Net realized and unrealized gain (loss)	(0.74)	(0.65)	0.53	0.47	0.36

Total from investment operations	(0.53)	(0.54)	0.72	0.65	0.57

Distributions to shareholders from net investment income	(0.27)	(0.15)	(0.36)	(0.24)	(0.21)

Distributions to shareholders from net realized gains	—	(0.04)	(0.35)	(0.16)	—

Total distributions	(0.27)	(0.19)	(0.71)	(0.40)	(0.21)

Net asset value, end of period	$11.19	$11.99	$12.72	$12.71	$12.46

Total return(c)	(4.33)%	(4.23)%	5.49%	5.22%	4.77%

Net assets, end of period (in 000s)	$7,323	$8,160	$8,889	$7,900	$8,170

Ratio of net expenses to average net assets	0.59%	0.62%	0.68%	0.68%	0.69%(d)

Ratio of total expenses to average net assets	0.85%	0.82%	0.82%	0.78%	0.87%(d)

Ratio of net investment income to average net assets	1.89%	0.88%	1.40%	1.38%	1.82%(d)

Portfolio turnover rate(e)	689%	461%	522%	610%	302%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                177

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class A Shares

	Year Ended March 31,			Period Ended March 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$9.55	$10.25	$8.88	$ 10.00

Net investment income (b)	0.42	0.32	0.33	0.11

Net realized and unrealized gain (loss)	(0.80)	(0.59)	1.43	(1.11)

Total from investment operations	(0.38)	(0.27)	1.76	(1.00)

Distributions to shareholders from net investment income	(0.62)	(0.34)	(0.35)	(0.12)

Distributions to shareholders from net realized gains	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.01)	—	—	—

Total distributions	(0.63)	(0.43)	(0.39)	(0.12)

Net asset value, end of period	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	(3.85)%	(2.86)%	19.94%	(10.14)%

Net assets, end of period (in 000s)	$598	$501	$501	$ 142

Ratio of net expenses to average net assets	0.97%	0.97%	0.97%	0.98%(d)

Ratio of total expenses to average net assets	1.42%	1.30%	1.71%	2.58%(d)

Ratio of net investment income to average net assets	4.76%	3.12%	3.19%	3.44%(d)

Portfolio turnover rate(e)	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

178                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class C Shares

	Year Ended March 31,			Period Ended March 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.36	0.25	0.26	0.09

Net realized and unrealized gain (loss)	(0.81)	(0.60)	1.42	(1.12)

Total from investment operations	(0.45)	(0.35)	1.68	(1.03)

Distributions to shareholders from net investment income	(0.55)	(0.26)	(0.27)	(0.09)

Distributions to shareholders from net realized gains	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.01)	—	—	—

Total distributions	(0.56)	(0.35)	(0.31)	(0.09)

Net asset value, end of period	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	(4.57)%	(3.59)%	19.06%	(10.35)%

Net assets, end of period (in 000s)	$328	$197	$77	$ 65

Ratio of net expenses to average net assets	1.72%	1.72%	1.72%	1.73%(d)

Ratio of total expenses to average net assets	2.18%	2.07%	2.71%	3.40%(d)

Ratio of net investment income to average net assets	4.09%	2.52%	2.52%	2.67%(d)

Portfolio turnover rate(e)	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                179

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Institutional Shares

	Year Ended March 31,			Period Ended March 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.43	0.36	0.37	0.12

Net realized and unrealized gain (loss)	(0.78)	(0.60)	1.42	(1.11)

Total from investment operations	(0.35)	(0.24)	1.79	(0.99)

Distributions to shareholders from net investment income	(0.65)	(0.37)	(0.38)	(0.13)

Distributions to shareholders from net realized gains	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.01)	—	—	—

Total distributions	(0.66)	(0.46)	(0.42)	(0.13)

Net asset value, end of period	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	(3.53)%	(2.54)%	20.34%	(10.03)%

Net assets, end of period (in 000s)	$13,094	$25,483	$25,710	$22,264

Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%(d)

Ratio of total expenses to average net assets	1.06%	0.98%	1.75%	2.53%(d)

Ratio of net investment income to average net assets	4.96%	3.47%	3.63%	3.72%(d)

Portfolio turnover rate(e)	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

180                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Investor Shares

	Year Ended March 31,			Period Ended March 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.44	0.35	0.36	0.12

Net realized and unrealized gain (loss)	(0.80)	(0.60)	1.43	(1.12)

Total from investment operations	(0.36)	(0.25)	1.79	(1.00)

Distributions to shareholders from net investment income	(0.64)	(0.36)	(0.38)	(0.12)

Distributions to shareholders from net realized gains	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.01)	—	—	—

Total distributions	(0.65)	(0.45)	(0.42)	(0.12)

Net asset value, end of period	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	(3.61)%	(2.62)%	20.24%	(10.06)%

Net assets, end of period (in 000s)	$268	$118	$54	$ 45

Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.73%(d)

Ratio of total expenses to average net assets	1.18%	1.05%	1.81%	2.62%(d)

Ratio of net investment income to average net assets	5.12%	3.46%	3.54%	3.63%(d)

Portfolio turnover rate(e)	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                181

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class R6 Shares

	Year Ended March 31,			Period Ended March 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.44	0.36	0.37	0.12

Net realized and unrealized gain (loss)	(0.79)	(0.60)	1.43	(1.11)

Total from investment operations	(0.35)	(0.24)	1.80	(0.99)

Distributions to shareholders from net investment income	(0.65)	(0.37)	(0.39)	(0.13)

Distributions to shareholders from net realized gains	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.01)	—	—	—

Total distributions	(0.66)	(0.46)	(0.43)	(0.13)

Net asset value, end of period	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	(3.52)%	(2.53)%	20.35%	(10.03)%

Net assets, end of period (in 000s)	$51	$53	$54	$ 45

Ratio of net expenses to average net assets	0.63%	0.63%	0.63%	0.63%(d)

Ratio of total expenses to average net assets	1.07%	0.97%	1.72%	2.52%(d)

Ratio of net investment income to average net assets	5.07%	3.48%	3.64%	3.73%(d)

Portfolio turnover rate(e)	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

182                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class R Shares

	Year Ended March 31,			Period Ended March 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.39	0.30	0.31	0.10

Net realized and unrealized gain (loss)	(0.79)	(0.60)	1.43	(1.11)

Total from investment operations	(0.40)	(0.30)	1.74	(1.01)

Distributions to shareholders from net investment income	(0.60)	(0.31)	(0.33)	(0.11)

Distributions to shareholders from net realized gains	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.01)	—	—	—

Total distributions	(0.61)	(0.40)	(0.37)	(0.11)

Net asset value, end of period	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	(4.09)%	(3.11)%	19.65%	(10.21)%

Net assets, end of period (in 000s)	$50	$52	$54	$ 45

Ratio of net expenses to average net assets	1.22%	1.22%	1.22%	1.23%(d)

Ratio of total expenses to average net assets	1.66%	1.56%	2.32%	3.12%(d)

Ratio of net investment income to average net assets	4.48%	2.89%	3.04%	3.13%(d)

Portfolio turnover rate(e)	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                183

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class P Shares

	Year Ended March 31,			Period Ended March 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.44	0.36	0.36	0.12

Net realized and unrealized gain (loss)	(0.79)	(0.60)	1.44	(1.11)

Total from investment operations	(0.35)	(0.24)	1.80	(0.99)

Distributions to shareholders from net investment income	(0.65)	(0.37)	(0.39)	(0.13)

Distributions to shareholders from net realized gains	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.01)	—	—	—

Total distributions	(0.66)	(0.46)	(0.43)	(0.13)

Net asset value, end of period	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	(3.52)%	(2.53)%	20.35%	(10.03)%

Net assets, end of period (in 000s)	$50,736	$73,188	$89,424	$ 809

Ratio of net expenses to average net assets	0.63%	0.63%	0.63%	0.60%(d)

Ratio of total expenses to average net assets	1.06%	0.97%	1.10%	0.63%(d)

Ratio of net investment income to average net assets	5.02%	3.48%	3.46%	3.76%(d)

Portfolio turnover rate(e)	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

184                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.52	$8.92	$7.93	$8.71	$9.19

Net investment income (a)	0.37	0.28	0.28	0.33	0.38

Net realized and unrealized gain (loss)	(0.73)	(0.35)	0.99	(0.73)	(0.34)

Total from investment operations	(0.36)	(0.07)	1.27	(0.40)	0.04

Distributions to shareholders from net investment income	(0.42)	(0.33)	(0.28)	(0.38)	(0.52)

Net asset value, end of year	$7.74	$8.52	$8.92	$7.93	$8.71

Total return(b)	(4.11)%	(0.91)%	16.07%	(4.90)%	0.61%

Net assets, end of year (in 000s)	$818	$1,486	$1,894	$978	$3,169

Ratio of net expenses to average net assets	1.45%	1.46%	1.46%	1.47%	1.47%

Ratio of total expenses to average net assets	1.88%	1.70%	1.72%	1.84%	1.74%

Ratio of net investment income to average net assets	4.67%	3.14%	3.19%	3.74%	4.15%

Portfolio turnover rate(c)	22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                185

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.52	$8.91	$7.93	$8.70	$9.19

Net investment income(a)	0.31	0.21	0.22	0.26	0.31

Net realized and unrealized gain (loss)	(0.74)	(0.34)	0.97	(0.72)	(0.34)

Total from investment operations	(0.43)	(0.13)	1.19	(0.46)	(0.03)

Distributions to shareholders from net investment income	(0.36)	(0.26)	(0.21)	(0.31)	(0.46)

Net asset value, end of year	$7.73	$8.52	$8.91	$7.93	$8.70

Total return(b)	(4.95)%	(1.54)%	15.08%	(5.50)%	(0.25)%

Net assets, end of year (in 000s)	$112	$179	$423	$543	$1,092

Ratio of net expenses to average net assets	2.21%	2.20%	2.21%	2.22%	2.22%

Ratio of total expenses to average net assets	2.64%	2.45%	2.51%	2.60%	2.52%

Ratio of net investment income to average net assets	3.93%	2.36%	2.52%	3.00%	3.39%

Portfolio turnover rate(c)	22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

186                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.51	$8.91	$7.92	$8.70	$9.18

Net investment income(a)	0.40	0.31	0.31	0.35	0.41

Net realized and unrealized gain (loss)	(0.73)	(0.36)	0.99	(0.72)	(0.34)

Total from investment operations	(0.33)	(0.05)	1.30	(0.37)	0.07

Distributions to shareholders from net investment income	(0.45)	(0.35)	(0.31)	(0.41)	(0.55)

Net asset value, end of year	$7.73	$8.51	$8.91	$7.92	$8.70

Total return(b)	(3.80)%	(0.59)%	16.47%	(4.59)%	0.84%

Net assets, end of year (in 000s)	$8,574	$15,884	$14,905	$14,592	$22,611

Ratio of net expenses to average net assets	1.12%	1.12%	1.13%	1.13%	1.13%

Ratio of total expenses to average net assets	1.55%	1.37%	1.42%	1.50%	1.30%

Ratio of net investment income to average net assets	4.98%	3.46%	3.57%	4.07%	4.45%

Portfolio turnover rate(c)	22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                187

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.52	$8.92	$7.93	$8.70	$9.19

Net investment income(a)	0.39	0.30	0.31	0.35	0.40

Net realized and unrealized gain (loss)	(0.74)	(0.35)	0.98	(0.72)	(0.34)

Total from investment operations	(0.35)	(0.05)	1.29	(0.37)	0.06

Distributions to shareholders from net investment income	(0.44)	(0.35)	(0.30)	(0.40)	(0.55)

Net asset value, end of year	$7.73	$8.52	$8.92	$7.93	$8.70

Total return(b)	(4.00)%	(0.66)%	16.36%	(4.56)%	0.75%

Net assets, end of year (in 000s)	$1,414	$2,633	$2,406	$2,187	$4,261

Ratio of net expenses to average net assets	1.20%	1.20%	1.21%	1.22%	1.22%

Ratio of total expenses to average net assets	1.63%	1.45%	1.49%	1.59%	1.50%

Ratio of net investment income to average net assets	4.91%	3.38%	3.49%	3.99%	4.41%

Portfolio turnover rate(c)	22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

188                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.52	$8.91	$7.93	$8.70	$9.18

Net investment income(a)	0.40	0.31	0.31	0.35	0.40

Net realized and unrealized gain (loss)	(0.74)	(0.34)	0.98	(0.71)	(0.33)

Total from investment operations	(0.34)	(0.03)	1.29	(0.36)	0.07

Distributions to shareholders from net investment income	(0.45)	(0.36)	(0.31)	(0.41)	(0.55)

Net asset value, end of year	$7.73	$8.52	$8.91	$7.93	$8.70

Total return(b)	(3.91)%	(0.46)%	16.33%	(4.46)%	0.85%

Net assets, end of year (in 000s)	$6,984	$5,353	$1,654	$2,218	$1,823

Ratio of net expenses to average net assets	1.11%	1.11%	1.12%	1.12%	1.12%

Ratio of total expenses to average net assets	1.55%	1.36%	1.39%	1.50%	1.43%

Ratio of net investment income to average net assets	5.06%	3.51%	3.57%	4.07%	4.49%

Portfolio turnover rate(c)	22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                189

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.52	$8.91	$7.93	$8.70	$9.19

Net investment income(a)	0.36	0.26	0.26	0.30	0.35

Net realized and unrealized gain (loss)	(0.75)	(0.35)	0.98	(0.71)	(0.34)

Total from investment operations	(0.39)	(0.09)	1.24	(0.41)	0.01

Distributions to shareholders from net investment income	(0.40)	(0.30)	(0.26)	(0.36)	(0.50)

Net asset value, end of year	$7.73	$8.52	$8.91	$7.93	$8.70

Total return(b)	(4.48)%	(1.04)%	15.65%	(5.03)%	0.24%

Net assets, end of year (in 000s)	$27	$28	$29	$24	$26

Ratio of net expenses to average net assets	1.70%	1.70%	1.71%	1.72%	1.72%

Ratio of total expenses to average net assets	2.16%	1.94%	1.98%	2.09%	2.01%

Ratio of net investment income to average net assets	4.53%	2.88%	2.98%	3.48%	3.88%

Portfolio turnover rate(c)	22%	56%	112%	164%	220%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

190                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class P Shares
	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$8.50	$8.90	$7.92	$8.69	$ 9.25

Net investment income(b)	0.38	0.31	0.31	0.35	0.38

Net realized and unrealized gain (loss)	(0.71)	(0.35)	0.98	(0.71)	(0.40)

Total from investment operations	(0.33)	(0.04)	1.29	(0.36)	(0.02)

Distributions to shareholders from net investment income	(0.45)	(0.36)	(0.31)	(0.41)	(0.54)

Net asset value, end of period	$7.72	$8.50	$8.90	$7.92	$ 8.69

Total return(c)	(3.80)%	(0.58)%	16.35%	(4.47)%	(0.07)%

Net assets, end of period (in 000s)	$31,632	$117,611	$106,377	$76,234	$87,163

Ratio of net expenses to average net assets	1.12%	1.11%	1.12%	1.12%	1.12%(d)

Ratio of total expenses to average net assets	1.48%	1.36%	1.38%	1.49%	1.52%(d)

Ratio of net investment income to average net assets	4.75%	3.47%	3.55%	4.08%	4.55%(d)

Portfolio turnover rate(e)	22%	56%	112%	164%	220%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account.Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                191

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.14	$9.41	$8.48	$9.28	$9.54

Net investment income (a)	0.24	0.09	0.31	0.26	0.35

Net realized and unrealized gain (loss)	(0.09)	(0.20)	0.99	(0.78)	(0.31)

Total from investment operations	0.15	(0.11)	1.30	(0.52)	0.04

Distributions to shareholders from net investment income	—	—	(0.35)	— (b)	(0.05)

Distributions to shareholders from return of capital	(0.29)	(0.16)	(0.02)	(0.28)	(0.25)

Total distributions	(0.29)	(0.16)	(0.37)	(0.28)	(0.30)

Net asset value, end of year	$9.00	$9.14	$9.41	$8.48	$9.28

Total return(c)	1.64%	(1.12)%	15.12%	(5.64)%	0.46%

Net assets, end of year (in 000s)	$121,804	$127,793	$126,488	$115,257	$202,337

Ratio of net expenses to average net assets	1.03%	1.01%	1.02%	1.01%	0.99%

Ratio of total expenses to average net assets	1.12%	1.07%	1.05%	1.04%	1.01%

Ratio of net investment income to average net assets	2.75%	0.94%	3.27%	2.84%	3.72%

Portfolio turnover rate(d)	1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

192                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.11	$9.39	$8.46	$9.25	$9.52

Net investment income(a)	0.15	0.02	0.24	0.19	0.28

Net realized and unrealized gain (loss)	(0.06)	(0.21)	0.98	(0.77)	(0.32)

Total from investment operations	0.09	(0.19)	1.22	(0.58)	(0.04)

Distributions to shareholders from net investment income	—	—	(0.27)	— (b)	(0.04)

Distributions to shareholders from return of capital	(0.22)	(0.09)	(0.02)	(0.21)	(0.19)

Total distributions	(0.22)	(0.09)	(0.29)	(0.21)	(0.23)

Net asset value, end of year	$8.98	$9.11	$9.39	$8.46	$9.25

Total return(c)	0.81%	(1.82)%	14.24%	(6.27)%	(0.41)%

Net assets, end of year (in 000s)	$7,470	$22,237	$55,099	$89,308	$150,514

Ratio of net expenses to average net assets	1.78%	1.76%	1.77%	1.77%	1.74%

Ratio of total expenses to average net assets	1.87%	1.81%	1.80%	1.79%	1.76%

Ratio of net investment income to average net assets	1.68%	0.18%	2.54%	2.10%	2.97%

Portfolio turnover rate(d)	1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                193

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.15	$9.42	$8.49	$9.28	$9.55

Net investment income(a)	0.27	0.12	0.34	0.29	0.38

Net realized and unrealized gain (loss)	(0.09)	(0.20)	0.99	(0.76)	(0.32)

Total from investment operations	0.18	(0.08)	1.33	(0.47)	0.06

Distributions to shareholders from net investment income	—	—	(0.38)	(0.01)	(0.06)

Distributions to shareholders from return of capital	(0.32)	(0.19)	(0.02)	(0.31)	(0.27)

Total distributions	(0.32)	(0.19)	(0.40)	(0.32)	(0.33)

Net asset value, end of year	$9.01	$9.15	$9.42	$8.49	$9.28

Total return(b)	1.97%	(0.83)%	15.62%	(5.31)%	0.71%

Net assets, end of year (in 000s)	$310,847	$376,645	$437,445	$564,586	$950,665

Ratio of net expenses to average net assets	0.70%	0.68%	0.69%	0.68%	0.65%

Ratio of total expenses to average net assets	0.79%	0.74%	0.71%	0.70%	0.66%

Ratio of net investment income to average net assets	3.04%	1.28%	3.61%	3.18%	4.10%

Portfolio turnover rate(c)	1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

194                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.14	$9.42	$8.48	$9.28	$9.55

Net investment income(a)	0.26	0.11	0.33	0.29	0.37

Net realized and unrealized gain (loss)	(0.08)	(0.21)	1.00	(0.78)	(0.32)

Total from investment operations	0.18	(0.10)	1.33	(0.49)	0.05

Distributions to shareholders from net investment income	—	—	(0.37)	(0.01)	(0.05)

Distributions to shareholders from return of capital	(0.31)	(0.18)	(0.02)	(0.30)	(0.27)

Total distributions	(0.31)	(0.18)	(0.39)	(0.31)	(0.32)

Net asset value, end of year	$9.01	$9.14	$9.42	$8.48	$9.28

Total return(b)	1.78%	(0.90)%	15.52%	(5.40)%	0.61%

Net assets, end of year (in 000s)	$17,221	$18,592	$22,711	$25,179	$96,019

Ratio of net expenses to average net assets	0.78%	0.76%	0.77%	0.76%	0.74%

Ratio of total expenses to average net assets	0.87%	0.82%	0.80%	0.79%	0.76%

Ratio of net investment income to average net assets	2.95%	1.19%	3.53%	3.15%	3.98%

Portfolio turnover rate(c)	1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                195

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.14	$9.41	$8.48	$9.28	$9.55

Net investment income(a)	0.27	0.14	0.34	0.29	0.35

Net realized and unrealized gain (loss)	(0.09)	(0.22)	0.99	(0.77)	(0.29)

Total from investment operations	0.18	(0.08)	1.33	(0.48)	0.06

Distributions to shareholders from net investment income	—	—	(0.38)	(0.01)	(0.10)

Distributions to shareholders from return of capital	(0.32)	(0.19)	(0.02)	(0.31)	(0.23)

Total distributions	(0.32)	(0.19)	(0.40)	(0.32)	(0.33)

Net asset value, end of year	$9.00	$9.14	$9.41	$8.48	$9.28

Total return(b)	1.87%	(0.71)%	15.51%	(5.30)%	0.70%

Net assets, end of year (in 000s)	$17,985	$19,883	$4,023	$6,779	$25,882

Ratio of net expenses to average net assets	0.69%	0.67%	0.68%	0.67%	0.64%

Ratio of total expenses to average net assets	0.78%	0.73%	0.70%	0.69%	0.66%

Ratio of net investment income to average net assets	3.06%	1.47%	3.63%	3.16%	3.73%

Portfolio turnover rate(c)	1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

196                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.12	$9.40	$8.47	$9.26	$9.53

Net investment income(a)	0.22	0.07	0.29	0.24	0.32

Net realized and unrealized gain (loss)	(0.09)	(0.21)	0.98	(0.77)	(0.31)

Total from investment operations	0.13	(0.14)	1.27	(0.53)	0.01

Distributions to shareholders from net investment income	—	—	(0.32)	—	(0.05)

Distributions to shareholders from return of capital	(0.27)	(0.14)	(0.02)	(0.26)	(0.23)

Total distributions	(0.27)	(0.14)	(0.34)	(0.26)	(0.28)

Net asset value, end of year	$8.98	$9.12	$9.40	$8.47	$9.26

Total return(b)	1.28%	(1.35)%	14.98%	(5.89)%	0.10%

Net assets, end of year (in 000s)	$2,886	$2,520	$2,539	$3,056	$4,986

Ratio of net expenses to average net assets	1.28%	1.26%	1.27%	1.27%	1.24%

Ratio of total expenses to average net assets	1.37%	1.32%	1.30%	1.29%	1.26%

Ratio of net investment income to average net assets	2.51%	0.70%	3.04%	2.59%	3.46%

Portfolio turnover rate(c)	1,026%	416%	722%	491%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                197

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$9.13	$9.40	$8.47	$9.27	$ 9.62

Net investment income(b)	0.27	0.12	0.34	0.29	0.33

Net realized and unrealized gain (loss)	(0.09)	(0.20)	0.99	(0.77)	(0.35)

Total from investment operations	0.18	(0.08)	1.33	(0.48)	(0.02)

Distributions to shareholders from net investment income	—	—	(0.38)	(0.01)	(0.06)

Distributions to shareholders from return of capital	(0.32)	(0.19)	(0.02)	(0.31)	(0.27)

Total distributions	(0.32)	(0.19)	(0.40)	(0.32)	(0.33)

Net asset value, end of period	$8.99	$9.13	$9.40	$8.47	$ 9.27

Total return(c)	1.87%	(0.71)%	15.53%	(5.31)%	(0.12)%

Net assets, end of period (in 000s)	$158,372	$221,056	$268,868	$235,966	$336,979

Ratio of net expenses to average net assets	0.69%	0.67%	0.68%	0.67%	0.64%(d)

Ratio of total expenses to average net assets	0.78%	0.73%	0.70%	0.69%	0.68%(d)

Ratio of net investment income to average net assets	2.99%	1.27%	3.62%	3.18%	3.84%(d)

Portfolio turnover rate(e)	1,026%	416%	722%	491%	169%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

198                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Bond and Core Fixed Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Global Core Fixed Income	A, C, Institutional, Service, Investor, R6 and P	Diversified

Income, Long Short Credit Strategies and Strategic Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Core Fixed Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES ( continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Bond	Daily/Monthly	Annually

Core Fixed Income	Daily/Monthly	Annually

Global Core Fixed Income	Daily/Monthly	Annually

Income	Daily/Monthly	Annually

Long Short Credit Strategies	Daily/Monthly	Annually

Strategic Income	Monthly/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM and GSAMI’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM and GSAMI has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income, Long Short Credit Strategies and Strategic Income Funds may also enter into certain credit arrangements,all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iv. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

v. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

vi. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believes that such quotations do not accurately reflect fair value, the fair value of a Funds’ investments may be determined under the Valuation Procedures. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2023:

BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$187,212,624	$—

Corporate Obligations	—	146,869,668	—

Asset-Backed Securities	—	23,996,752	—

U.S. Treasury Obligations	16,556,556	—	—

Agency Debentures	—	8,207,506	—

Municipal Debt Obligations	—	4,036,652	—

Sovereign Debt Obligations	—	2,685,616	—

Exchange Traded Funds	3,000,068	—	—

Investment Company	6,334,996	—	—

Short-term Investments	—	2,698,752	—

Total	$25,891,620	$375,707,570	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(48,643,999)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BOND (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$ —	$ 1,520,810	$—

Futures Contracts(a)	$ 852,053	—	—

Interest Rate Swap Contracts(a)	—	2,851,887	—

Credit Default Swap Contracts(a)	—	167,157	—

Purchased Option Contracts	—	960,900	—

Total	$ 852,053	$ 5,500,754	$—

Liabilities

Credit Default Swap Contracts(a)	$ —	$ (974)	$—

Forward Foreign Currency Exchange Contracts(a)	—	(1,945,825)	—

Futures Contracts(a)	(369,501)	—	—

Interest Rate Swap Contracts(a)	—	(1,949,418)	—

Written Option Contracts	—	(1,371,679)	—

Total	$ (369,501)	$ (5,267,896)	$—

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$ —	$ 750,614,331	$—

Corporate Obligations	—	616,705,756	—

U.S. Treasury Obligations	220,229,414	—	—

Asset-Backed Securities	—	71,947,884	—

Agency Debentures	—	44,446,975	—

Sovereign Debt Obligations	—	24,267,259	—

Municipal Debt Obligations	—	18,600,907	—

Exchange Traded Funds	29,826,678	—	—

Investment Company	23,295,809	—	—

Short-term Investments	—	34,731,070	—

Total	$273,351,901	$1,561,314,182	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$ —	$ (198,802,807)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$ —	$ 98,546	$—

Futures Contracts(a)	4,931,442	—	—

Interest Rate Swap Contracts(a)	—	3,414,208	—

Credit Default Swap Contracts(a)	—	50,674	—

Purchased Option Contracts	—	786,258	—

Total	$ 4,931,442	$ 4,349,686	$—

Liabilities

Credit Default Swap Contracts(a)	$ —	$ (64,716)	$—

Forward Foreign Currency Exchange Contracts(a)	—	(331,135)	—

Futures Contracts(a)	(2,163,732)	—	—

Interest Rate Swap Contracts(a)	—	(1,730,129)	—

Written Option Contracts	—	(1,208,148)	—

Total	$ (2,163,732)	$ (3,334,128)	$—

GLOBAL CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$ —	$ 208,806,221	$—

Sovereign Debt Obligations	157,472,074	36,460,689	—

Mortgage-Backed Obligations	—	159,963,959	—

Asset-Backed Securities	—	30,553,357	—

U.S. Treasury Obligations	9,823,820	—	—

Agency Debentures	—	1,390,063	—

Structured Note	—	1,071,917	—

Exchange Traded Funds	301,226	—	—

Investment Company	6,461,210	—	—

Total	$ 174,058,330	$ 438,246,206	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$ —	$ (22,039,006)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$ —	$ 2,227,397	$—

Futures Contracts(a)	2,216,269	—	—

Interest Rate Swap Contracts(a)	—	4,609,116	—

Credit Default Swap Contracts(a)	—	169,984	—

Purchased Option Contracts	—	536,390	—

Total	$ 2,216,269	$ 7,542,887	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Liabilities

Credit Default Swap Contracts(a)	$—	$(8,504)	$—

Forward Foreign Currency Exchange Contracts(a)	—	(3,472,430)	—

Futures Contracts(a)	(209,434)	—	—

Interest Rate Swap Contracts(a)	—	(2,606,013)	—

Written Option Contracts	—	(985,894)	—

Total	$(209,434)	$(7,072,841)	$—

INCOME
Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$45,817,046	$—

Bank Loans	—	5,547,121	18,904

Mortgage-Backed Obligations	—	4,971,304	—

Sovereign Debt Obligations	—	4,779,293	10,000

Asset-Backed Securities	—	2,243,087	—

U.S. Treasury Obligations	288,867	—	—

Common Stock and/or Other Equity Investments(b)

Europe	—	101,389	—

North America	98,547	—	—

Rights	—	5,033	—

Investment Company	2,952,139	—	—

Total	$3,339,553	$63,464,273	$28,904

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,976,679)	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$ 28,947	$—

Futures Contracts	172,737	—	—

Credit Default Swap Contracts	—	71,271	—

Total	$172,737	$ 100,218	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$ (102,630)	$—

Futures Contracts	(127,565)	—	—

Interest Rate Swap Contracts	—	(26,911)	—

Total	$(127,565)	$ (129,541)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LONG SHORT CREDIT STRATEGIES
Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Unsecured Debt Obligations	$—	$25,555,104	$—

Bank Loans	—	13,249,727	377,572

Other Secured Debt Obligations	—	8,161,947	—

Common Stock and/or Other Equity Investments(b)

Europe	196,126	—	—

North America	67,594	—	—

Total	$263,720	$46,966,778	$377,572

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$1,210	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(3,604)	$—

Interest Rate Swap Contracts	—	(33,749)	—

Credit Default Swap Contracts	—	(647,460)	—

Total	$—	$(684,813)	$—

STRATEGIC INCOME
Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$238,103,937	$697,765

Corporate Obligations	—	162,706,328	—

U.S. Treasury Obligations	102,844,407	—	—

Asset-Backed Securities	—	68,578,364	—

Bank Loans	—	14,168,644	—

Municipal Debt Obligations	—	8,825,662	—

Sovereign Debt Obligations	—	7,322,843	—

Investment Company	86,058,702	—	—

Short-term Investments	—	11,012,809	—

Total	$188,903,109	$510,718,587	$697,765

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(22,764,854)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$4,905,417	$—

Futures Contracts(a)	273,885	—	—

Interest Rate Swap Contracts(a)	—	16,943,190	—

Credit Default Swap Contracts(a)	—	260,251	—

Purchased Option Contracts	—	3,964,316	—

Total	$273,885	$26,073,174	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(6,578,294)	$—

Futures Contracts(a)	(3,804,008)	—	—

Interest Rate Swap Contracts(a)	—	(8,560,187)	—

Written Option Contracts	—	(7,367,226)	—

Total	$(3,804,008)	$(22,505,707)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$167,157	(a)	Variation margin on swap contracts	$(974	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	1,985,745		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(2,561,480)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	4,199,905	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(3,074,943	)(a)

Total		$6,352,807			$(5,637,397)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES ( continued)

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$50,674	(a)	Variation margin on swap contracts	$(64,716	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	98,546		Payable for unrealized loss on forward foreign currency exchange contracts	(331,135)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	9,131,908	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(5,102,009	)(a)

Total		$9,281,128			$(5,497,860)

Global Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$169,984	(a)	Variation margin on swap contracts	$(8,504	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,227,397		Payable for unrealized loss on forward foreign currency exchange contracts	(3,472,430)

Interest rate	Receivable for unrealized gain on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	7,361,775	(a)	Payable for unrealized loss on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(3,801,341	)(a)(b)

Total		$9,759,156			$(7,282,275)

Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$71,271	(a)	—	$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	28,947		Payable for unrealized loss on forward foreign currency exchange contracts	(102,630)

Interest rate	Variation margin on futures contracts	172,737	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	(154,476	)(a)

Total		$272,955			$(257,106)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

4. INVESTMENTS IN DERIVATIVES ( continued)

Long Short Credit Strategies
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Credit	—	$ —	Variation margin on swap contracts	$(647,460	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,210	Payable for unrealized loss on forward foreign currency exchange contracts	(3,604)

Interest rate	—	—	Variation margin on swap contracts	(33,749	)(a)

Total		$ 1,210		$(684,813)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$ 260,251(a)	—	$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	6,745,257	Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(9,011,711)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	19,341,551(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(17,298,004	)(a)

Total		$26,347,059		$(26,309,715)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)

Aggregate of amount includes $27,043 for the Global Core Fixed Income Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$890,268	$(298,919)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options contracts and written options contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options contracts and written options contracts	5,692,598	(1,327,851)

Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	(4,154,331)	1,412,782

Total		$2,428,535	$(213,988)

Core Fixed Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$699,526	$(1,885,345)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,073,511	(546,002)

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	7,181,391	2,496,478

Total		$8,954,428	$65,131

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

Global Core Fixed Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$722,037	$(652,394)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options contracts and written options contracts	33,940,441	(11,128,181)

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	(13,917,708)	6,248,345

Total		$20,744,770	$(5,532,230)

Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$119,717	$(28,608)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	596,876	(277,758)

Interest rate	Net realized gain (loss) from futures contracts, written options contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	957,243	(176,315)

Total		$1,673,836	$(482,681)

Long Short Credit Strategies

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$739,633	$(445,485)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	19,882	(6,876)

Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on swap contracts	441,494	(244,051)

Total		$1,201,009	$(696,412)

GOLDMAN SACHS MULTI SECTOR FI XED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$152,715	$(1,943,498)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts; purchased options contracts and written options contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts; purchased options contracts and written options contracts	13,709,850	(3,959,299)

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	61,671,722	(11,582,237)

Total		$75,534,287	$(17,485,034)

For the fiscal year ended March 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

	Futures	Forward	Swap	Purchased	Purchased	Written	Written
Fund	Contracts	Contracts	Agreements	Options	Swaptions	Options	Swaptions

Bond	573	$297,617,199	$414,309,222	138,871,068	$128,071,900	95,363,740	$169,485,045

Core Fixed Income	2,568	12,185,229	597,345,130	—	206,914,474	2,460,000	275,567,981

Global Core Fixed Income	1,217	463,012,639	695,656,020	62,457,282	125,941,881	22,702,440	127,765,069

Income	139	5,537,905	20,899,839	—	—	100,000	—

Long Short Credit Strategies	—	245,511	19,331,667	—	—	—	—

Strategic Income	3,791	889,123,813	2,507,463,511	424,561,297	554,113,042	301,482,244	833,219,627

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended March 31, 2023.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM and GSAMI believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2023:

Bond Fund

	Derivative Assets(1)			Derivative Liabilities(1)

		Forward		Forward			Net Derivative	Collateral
	Options	Currency		Currency	Options		Asset	(Received)	Net
Counterparty	Purchased	Contracts	Total	Contracts	Written	Total	(Liabilities)	Pledged(1)	Amount(2)

Barclays Bank PLC	$51,257	$—	$51,257	$—	$(73,829)	$(73,829)	$(22,572)	$—	$(22,572)
BNP Paribas SA	91,335	—	91,335	—	(123,474)	(123,474)	(32,139)	—	(32,139)
BofA Securities LLC	33,298	—	33,298	—	(59,399)	(59,399)	(26,101)	—	(26,101)
Citibank NA	102,354	—	102,354	—	(218,229)	(218,229)	(115,875)	115,875	—
Deutsche Bank AG	255,763	—	255,763	—	(405,094)	(405,094)	(149,331)	—	(149,331)
HSBC Bank PLC	27,613	—	27,613	—	(30,053)	(30,053)	(2,440)	—	(2,440)
JPMorgan Securities, Inc.	216,813	1,520,810	1,737,623	(1,945,825)	(255,162)	(2,200,987)	(463,364)	463,364	—
Morgan Stanley & Co.	146,221	—	146,221	—	(133,046)	(133,046)	13,175	—	13,175
UBS AG (London)	36,246	—	36,246	—	(73,393)	(73,393)	(37,147)	—	(37,147)

Total	$960,900	$1,520,810	$2,481,710	$(1,945,825)	$(1,371,679)	$(3,317,504)	$(835,794)	$579,239	$(256,555)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Global Core Fixed Income Fund

	Derivative Assets(1)				Derivative Liabilities(1)

			Forward			Forward			Net Derivative	Collateral
	Options		Currency			Currency	Options		Asset	(Received)	Net
Counterparty	Purchased	Swaps	Contracts	Total	Swaps	Contracts	Written	Total	(Liabilities)	Pledged(1)	Amount(2)

Barclays Bank PLC	$51,573	$—	$—	$51,573	$—	$—	$(37,811)	$(37,811)	$13,762	$—	$13,762

BofA Securities LLC	—	—	—	—	(15,580)	—	—	(15,580)	(15,580)	—	(15,580)

Citibank NA	58,898	37,632	—	96,530	(4,720)	—	(167,588)	(172,308)	(75,778)	75,778	—

Deutsche Bank AG (London)	157,100	—	—	157,100	—	—	(392,839)	(392,839)	(235,739)	235,739	—

JPMorgan Securities, Inc.	197,863	—	2,227,397	2,425,260	—	(3,472,430)	(276,780)	(3,749,210)	(1,323,950)	1,323,950	—

MS & Co. Int. PLC	70,956	—	—	70,956	(6,743)	—	(47,145)	(53,888)	17,068	—	17,068

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Global Core Fixed Income Fund

	Derivative Assets(1)				Derivative Liabilities(1)

			Forward			Forward			Net Derivative	Collateral
	Options		Currency			Currency	Options		Asset	(Received)	Net
Counterparty	Purchased	Swaps	Contracts	Total	Swaps	Contracts	Written	Total	(Liabilities)	Pledged(1)	Amount(2)

UBS AG (London)	$—	$—	$—	$—	$—	$—	$(63,731)	$(63,731)	$(63,731)	$—	$(63,731)

Total	$536,390	$37,632	$2,227,397	$2,801,419	$(27,043)	$(3,472,430)	$(985,894)	$(4,485,367)	$(1,683,948)	$1,635,467	$(48,481)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Strategic Income Fund

	Derivative Assets(1)			Derivative Liabilities(1)

		Forward		Forward			Net Derivative	Collateral
	Options	Currency		Currency	Options		Asset	(Received)	Net
Counterparty	Purchased	Contracts	Total	Contracts	Written	Total	(Liabilities)	Pledged(1)	Amount(2)

Barclays Bank PLC	$347,116	$—	$347,116	$—	$(397,933)	$(397,933)	$(50,817)	$50,817	$—

BNP Paribas SA	362,690	—	362,690	—	(490,128)	(490,128)	(127,438)	—	(127,438)

BofA Securities LLC	132,136	—	132,136	—	(235,621)	(235,621)	(103,485)	—	(103,485)

Citibank NA	408,241	—	408,241	—	(1,256,577)	(1,256,577)	(848,336)	848,336	—

Deutsche Bank AG (London)	1,020,210	—	1,020,210	—	(2,571,298)	(2,571,298)	(1,551,088)	1,370,000	(181,088)

HSBC Bank PLC	109,769	—	109,769	—	(119,331)	(119,331)	(9,562)	—	(9,562)

JPMorgan Securities, Inc.	859,993	4,905,417	5,765,410	(6,578,294)	(1,298,620)	(7,876,914)	(2,111,504)	2,111,504	—

MS & Co. Int. PLC	580,822	—	580,822	—	(527,336)	(527,336)	53,486	—	53,486

UBS AG (London)	143,339	—	143,339	—	(470,382)	(470,382)	(327,043)	270,000	(57,043)

Total	$3,964,316	$4,905,417	$8,869,733	$(6,578,294)	$(7,367,226)	$(13,945,520)	$(5,075,787)	$4,650,657	$(425,130)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2023, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate

	First	Next	Next	Next	Over		Effective Net Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Effective Rate	Rate^

Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.40%

Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.39	0.33*

Global Core Fixed Income	0.65	0.59	0.56	0.55	0.54	0.65	0.56(a)

Income	0.55	0.50	0.47	0.46	0.45	0.55	0.55

Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	0.99

Strategic Income	0.60	0.54	0.51	0.50	0.49	0.60	0.59

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.33% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least July 29, 2023, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

(a)

The Investment Adviser agreed to waive a portion of the Management Fee in order to achieve an effective net management fee rate of 0.56% as an annual percentage rate of the average daily net assets of the Fund. This management fee waiver arrangement will remain in effect through at least July 29, 2023,and prior to such date, GSAMI may not terminate the arrangement without the approval of the Board of Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended March 31, 2023, GSAM waived $26,725, $52,073, $1,693, $5,860 and $76,368 of the management fee for the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds, respectively. For the fiscal year ended March 31, 2023, GSAMI waived $31,036 of the management fee for the Global Core Fixed Income Fund.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contigent Deferred Sales Charge

Fund	Class A	Class C

Bond	$2,171	$—

Core Fixed Income	3,344	374

Global Core Fixed Income	99	—

Income	544	—

Long Short Credit Strategies	1	—

Strategic Income	707	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.02% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Global Core Fixed Income Fund. This arrangement will remain in effect through at least July 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds are 0.004%, 0.014%, 0.004%, 0.054%, 0.094% and

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

0.054%, respectively. These Other Expense limitations will remain in place through at least July 29, 2023 for the Funds, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Bond	$26,725	$72	$828,318	$855,115

Core Fixed Income	930,911	132	676,062	1,607,105

Global Core Fixed Income	570,645	18,896	958,632	1,548,173

Income	1,693	—	333,209	334,902

Long Short Credit Strategies	5,860	1	330,485	336,346

Strategic Income	76,368	52	585,884	662,304

G. Line of Credit Facility — As of March 31, 2023, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000. The facility was decreased to $1,110,000,000 effective April 19, 2023.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2023, Goldman Sachs earned $47,798, $117,498 and $220,209 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of March 31, 2023, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Portfolio	Goldman Sachs VIT Multi Strategic Alternative Portfolio

Global Core Fixed Income	26%	19%	—%

Long Short Credit Strategies	—	—	14

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R

Bond	—%	—%	—%	12%	—%	—%	—%

Income	8	15	76	—	19	100	100

Long Short Credit Strategies	—	22	—	—	—	—	96

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended March 31, 2023.

Fund	Underlying Fund	Market Value as of March 31, 2022	Purchases at Cost	Proceeds from Sales	Market Value as of March 31, 2023	Shares as of March 31, 2022	Dividend Income

Bond	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$348,110,877	$(341,775,881)	$6,334,996	6,334,996	$324,715

Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	922,020,095	(898,724,286)	23,295,809	23,295,809	859,458

Global Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	22,389,911	455,220,271	(471,148,972)	6,461,210	6,461,210	438,379

Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	2,658,582	27,601,558	(27,308,001)	2,952,139	2,952,139	25,113

Long Short Credit Strategies	Goldman Sachs Financial Square Government Fund — Institutional Shares	11,874,529	60,979,984	(72,854,513)	—	—	44,737

Strategic Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	16,817,687	718,202,400	(648,961,385)	86,058,702	86,058,702	1,397,291

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Bond	$3,902,303,064	$101,417,154	$3,878,383,073	$179,675,454

Core Fixed Income	14,553,403,499	285,640,068	14,652,413,882	393,340,810

Global Core Fixed Income	2,698,755,979	1,170,906,111	2,651,838,089	1,182,202,308

Income	362,005,808	10,287,251	362,213,199	35,725,868

Long Short Credit Strategies	—	18,046,868	—	86,556,985

Strategic Income	6,150,536,065	235,855,519	5,984,803,177	313,466,222

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income

Distributions paid from:

Ordinary income	$9,054,485	$41,583,590	$14,022,738	$5,439,049	$4,365,922	$—

Total taxable distributions	$9,054,485	$41,583,590	$14,022,738	$5,439,049	$4,365,922	$—

Tax return of capital	$3,749,881	$7,792,499	$—	$81,248	$—	$23,562,734

The tax character of distributions paid during the fiscal year ended March 31, 2022 was as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income

Distributions paid from:

Ordinary income	$6,113,372	$32,311,816	$8,235,618	$4,773,484	$5,338,688	$—

Net long-term capital gains	—	—	1,704,956	17,560	—	—

Total taxable distributions	$6,113,372	$32,311,816	$9,940,574	$4,791,044	$5,338,688	$—

Tax return of capital	$4,433,248	$6,605,922	$—	$—	$—	$16,360,490

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income

Undistributed ordinary income — net	$—	$—	$5,920,132	$—	$1,443,568	$—

Capital loss carryforwards:

Perpetual Short-Term	(14,148,104)	(57,147,308)	(21,599,547)	(929,300)	(30,542,972)	(1,163,121,124)

Perpetual Long-Term	(14,224,212)	(30,749,364)	(11,848,734)	(1,945,510)	(14,446,972)	(717,908,859)

Total capital loss carryforwards	(28,372,316)	(87,896,672)	(33,448,281)	(2,874,810)	(44,989,944)	(1,881,029,983)

Timing differences (Post October Capital Loss Deferral/Qualified Late Year Ordinary Loss Deferral/Defaulted Bonds/Dividends Payable and Straddle Loss Deferrals)	$(5,822,835)	$(45,953,084)	$(8,733,096)	$(3,356,688)	$(1,182,042)	$(35,501,495)

Unrealized gains (loss) — net	(19,615,362)	(109,933,494)	(23,247,620)	(9,835,198)	(8,085,359)	(68,342,972)

Total accumulated earnings (loss) net	$(53,810,513)	$(243,783,250)	$(59,508,865)	$(16,066,696)	$(52,813,777)	$(1,984,874,450)

As of March 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income

Tax Cost	$423,478,759	$1,946,318,111	$639,187,118	$76,578,038	$55,027,009	$780,427,838

Gross unrealized gain	4,602,023	14,987,355	7,366,387	31,096	438,503	3,482,439

Gross unrealized loss	(24,217,385)	(124,920,849)	(30,614,007)	(9,866,294)	(8,523,862)	(71,825,411)

Net unrealized loss	$(19,615,362)	$(109,933,494)	$(23,247,620)	$(9,835,198)	$(8,085,359)	$(68,342,972)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of underlying fund investments, partnership investments, swap transactions, material modification of debt securities, and market discount accretion and premium amortization.

The Strategic Income Fund reclassed $11,889,933 from paid in capital to distributable earnings for the year ending March 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Collateralized Loan Obligations Risk — The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan-and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds’ may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures,

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Funds invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mortgage-Backed and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to credit/ default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Funds may purchase the securities of issuers that are in default.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Funds’ and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Short Position Risk — The Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Funds may purchase for investment. Taking short positions involves leverage of the Funds’ assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Funds have taken a short position increases, then the Funds will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees.Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited exposure to Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the restrictions on local Russian markets and imposition of sanctions, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and the current environment could impair the ability of these Funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the ongoing conflict between Russia and Ukraine on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS

    Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2023		March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	774,250	$6,994,928	1,181,303	$12,407,164
Reinvestment of distributions	175,473	1,572,529	119,130	1,253,813
Shares redeemed	(1,173,031)	(10,591,736)	(4,203,793)	(44,684,511)

	(223,308)	(2,024,279)	(2,903,360)	(31,023,534)

Class C Shares
Shares sold	43,584	392,790	137,406	1,463,763
Reinvestment of distributions	10,455	93,709	9,943	104,742
Shares redeemed	(248,983)	(2,257,845)	(630,223)	(6,598,396)

	(194,944)	(1,771,346)	(482,874)	(5,029,891)

Institutional Shares
Shares sold	5,993,722	53,889,274	8,505,122	89,955,710
Reinvestment of distributions	418,788	3,752,557	341,159	3,596,208
Shares redeemed	(6,328,702)	(56,968,263)	(11,995,565)	(126,128,316)

	83,808	673,568	(3,149,284)	(32,576,398)

Service Shares
Shares sold	4,961	44,959	1,630	17,250
Reinvestment of distributions	334	2,989	157	1,645
Shares redeemed	(386)	(3,494)	(106)	(1,046)

	4,909	44,454	1,681	17,849

Investor Shares
Shares sold	2,691,000	23,972,151	2,538,890	26,595,710
Reinvestment of distributions	214,137	1,914,221	139,431	1,460,867
Shares redeemed	(4,192,998)	(37,415,522)	(2,640,262)	(27,772,031)

	(1,287,861)	(11,529,150)	38,059	284,546

Class R6 Shares
Shares sold	1,583,072	14,375,949	2,498,548	26,427,623
Reinvestment of distributions	255,265	2,286,317	158,616	1,666,442
Shares redeemed	(1,663,500)	(14,983,182)	(2,264,013)	(23,824,282)

	174,837	1,679,084	393,151	4,269,783

Class R Shares
Shares sold	33,824	299,630	43,985	464,248
Reinvestment of distributions	7,137	63,850	5,297	55,758
Shares redeemed	(63,113)	(589,057)	(220,766)	(2,356,841)

	(22,152)	(225,577)	(171,484)	(1,836,835)

Class P Shares
Shares sold	1,987,234	17,850,020	1,372,982	14,668,907
Reinvestment of distributions	323,450	2,895,628	207,864	2,184,664
Shares redeemed	(1,625,491)	(14,602,135)	(1,580,367)	(16,638,309)

	685,193	6,143,513	479	215,262

NET DECREASE	(779,518)	$(7,009,733)	(6,273,632)	$(65,679,218)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2023		March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,115,699	$38,266,755	3,224,618	$34,799,985
Reinvestment of distributions	375,575	3,483,359	243,640	2,622,026
Shares redeemed	(6,556,026)	(61,051,626)	(3,793,091)	(40,654,348)

	(2,064,752)	(19,301,512)	(324,833)	(3,232,337)

Class C Shares
Shares sold	119,445	1,115,030	252,285	2,756,826
Reinvestment of distributions	15,145	141,129	8,508	92,014
Shares redeemed	(324,821)	(3,052,223)	(470,586)	(5,110,034)

	(190,231)	(1,796,064)	(209,793)	(2,261,194)

Institutional Shares
Shares sold	27,243,836	254,785,747	23,285,017	253,175,928
Reinvestment of distributions	1,097,139	10,220,465	995,847	10,780,125
Shares redeemed	(25,722,887)	(241,308,954)	(43,511,430)	(462,368,830)

	2,618,088	23,697,258	(19,230,566)	(198,412,777)

Service Shares
Shares sold	2,600	24,403	18,850	205,747
Reinvestment of distributions	514	4,787	320	3,456
Shares redeemed	(10,621)	(98,813)	(8,292)	(89,922)

	(7,507)	(69,623)	10,878	119,281

Investor Shares
Shares sold	9,382,165	88,109,662	17,109,352	184,507,679
Reinvestment of distributions	671,773	6,247,270	734,975	7,925,191
Shares redeemed	(15,718,728)	(147,167,686)	(30,750,264)	(324,652,817)

	(5,664,790)	(52,810,754)	(12,905,937)	(132,219,947)

Class R6 Shares
Shares sold	15,150,077	144,082,164	15,761,362	161,561,823
Reinvestment of distributions	881,791	8,194,290	90,359	967,397
Shares redeemed	(4,925,774)	(46,059,933)	(1,023,674)	(10,924,413)

	11,106,094	106,216,521	14,828,047	151,604,807

Class R Shares
Shares sold	88,105	834,757	83,659	907,769
Reinvestment of distributions	10,615	98,408	6,050	65,130
Shares redeemed	(105,214)	(992,528)	(128,025)	(1,375,479)

	(6,494)	(59,363)	(38,316)	(402,580)

Class P Shares
Shares sold	20,774,264	194,166,687	8,706,541	94,831,561
Reinvestment of distributions	2,115,711	19,731,707	1,406,708	15,231,406
Shares redeemed	(21,405,924)	(198,808,085)	(16,957,201)	(182,938,402)

	1,484,051	15,090,309	(6,843,952)	(72,875,435)

NET INCREASE (DECREASE)	7,274,459	$70,966,772	(24,714,472)	$(257,680,182)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Core Fixed Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2023		March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	527,550	$5,916,655	736,451	$9,379,595
Reinvestment of distributions	62,456	696,556	42,345	536,678
Shares redeemed	(1,123,210)	(12,613,678)	(1,087,931)	(13,830,331)

	(533,204)	(6,000,467)	(309,135)	(3,914,058)

Class C Shares
Shares sold	3,704	41,234	18,682	233,864
Reinvestment of distributions	2,586	28,533	1,470	18,479
Shares redeemed	(97,809)	(1,087,105)	(153,201)	(1,941,491)

	(91,519)	(1,017,338)	(133,049)	(1,689,148)

Institutional Shares
Shares sold	9,751,969	109,316,503	6,306,441	79,198,882
Reinvestment of distributions	434,630	4,841,297	302,374	3,824,836
Shares redeemed	(12,676,400)	(143,276,919)	(7,885,898)	(99,740,197)

	(2,489,801)	(29,119,119)	(1,277,083)	(16,716,479)

Service Shares
Shares sold	6,044	67,700	5,118	64,216
Reinvestment of distributions	875	9,686	495	6,215
Shares redeemed	(10,348)	(115,341)	(9,667)	(122,261)

	(3,429)	(37,955)	(4,054)	(51,830)

Investor Shares
Shares sold	1,811,881	20,291,812	1,512,478	19,198,800
Reinvestment of distributions	104,557	1,163,150	84,302	1,064,432
Shares redeemed	(2,474,216)	(27,392,122)	(2,367,273)	(29,490,277)

	(557,778)	(5,937,160)	(770,493)	(9,227,045)

Class R6 Shares
Shares sold	5,791,188	65,245,194	2,668,864	33,930,412
Reinvestment of distributions	610,780	6,797,530	326,018	4,122,567
Shares redeemed	(2,853,069)	(31,890,929)	(1,025,553)	(12,944,825)

	3,548,899	40,151,795	1,969,329	25,108,154

Class P Shares
Shares sold	—	—	29,159	371,095
Reinvestment of distributions	15,961	177,950	10,432	132,094
Shares redeemed	(42,556)	(481,584)	(57,827)	(739,004)

	(26,595)	(303,634)	(18,236)	(235,815)

NET DECREASE	(153,427)	$(2,263,878)	(542,721)	$(6,726,221)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2023		March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,710	$163,359	14,572	$150,577
Reinvestment of distributions	4,447	38,230	2,274	23,261
Shares redeemed	(5,573)	(49,492)	(13,227)	(135,519)

	17,584	152,097	3,619	38,319

Class C Shares
Shares sold	16,234	140,679	15,146	154,488
Reinvestment of distributions	2,014	17,266	334	3,364
Shares redeemed	(403)	(3,444)	(2,398)	(24,861)

	17,845	154,501	13,082	132,991

Institutional Shares
Shares sold	278,162	2,507,708	107,345	1,095,863
Reinvestment of distributions	162,826	1,406,115	115,247	1,175,463
Shares redeemed	(1,576,131)	(13,592,144)	(62,528)	(646,872)

	(1,135,143)	(9,678,321)	160,064	1,624,454

Investor Shares
Shares sold	19,965	171,760	8,638	88,000
Reinvestment of distributions	1,588	13,621	382	3,866
Shares redeemed	(2,551)	(21,915)	(1,965)	(19,475)

	19,002	163,466	7,055	72,391

Class R6 Shares
Reinvestment of distributions	435	3,746	243	2,484

	435	3,746	243	2,484

Class R Shares
Reinvestment of distributions	395	3,394	209	2,136

	395	3,394	209	2,136

Class P Shares
Shares sold	1,639,888	14,102,224	3,220,223	33,063,304
Reinvestment of distributions	464,933	4,012,491	350,872	3,580,367
Shares redeemed	(3,826,073)	(33,826,654)	(4,631,794)	(47,474,523)

	(1,721,252)	(15,711,939)	(1,060,699)	(10,830,852)

NET DECREASE	(2,801,134)	$(24,913,056)	(876,427)	$(8,958,077)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Long Short Credit Strategies Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2023		March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,823	$55,202	45,267	$401,910
Reinvestment of distributions	7,934	62,039	6,429	56,826
Shares redeemed	(83,414)	(657,635)	(89,792)	(798,665)

	(68,657)	(540,394)	(38,096)	(339,929)

Class C Shares
Reinvestment of distributions	771	6,026	1,012	8,955
Shares redeemed	(7,414)	(58,151)	(27,392)	(241,939)

	(6,643)	(52,125)	(26,380)	(232,984)

Institutional Shares
Shares sold	222,963	1,769,261	437,273	3,848,946
Reinvestment of distributions	83,863	656,559	67,144	592,591
Shares redeemed	(1,063,217)	(8,352,135)	(311,478)	(2,763,485)

	(756,391)	(5,926,315)	192,939	1,678,052

Investor Shares
Shares sold	5,676	45,647	186,260	1,619,269
Reinvestment of distributions	13,455	105,398	11,561	102,043
Shares redeemed	(145,284)	(1,148,379)	(158,711)	(1,365,037)

	(126,153)	(997,334)	39,110	356,275

Class R6 Shares
Shares sold	1,546,575	12,679,005	432,194	3,751,830
Reinvestment of distributions	57,988	453,015	10,767	94,632
Shares redeemed	(1,329,030)	(10,550,000)	—	—

	275,533	2,582,020	442,961	3,846,462

Class R Shares
Reinvestment of distributions	174	1,360	112	984

	174	1,360	112	984

Class P Shares
Shares sold	293,023	2,321,000	2,489,379	21,775,000
Reinvestment of distributions	390,584	3,078,001	508,159	4,479,728
Shares redeemed	(10,419,545)	(82,807,000)	(1,119,071)	(9,735,208)

	(9,735,938)	(77,407,999)	1,878,467	16,519,520

NET INCREASE (DECREASE)	(10,418,075)	$(82,340,787)	2,489,113	$21,828,380

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2023		March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,316,922	$20,485,902	3,243,479	$30,413,070
Reinvestment of distributions	403,885	3,584,738	196,343	1,843,618
Shares redeemed	(3,175,077)	(28,200,127)	(2,893,870)	(27,243,940)

	(454,270)	(4,129,487)	545,952	5,012,748

Class C Shares
Shares sold	100,764	884,784	56,324	529,137
Reinvestment of distributions	32,621	289,125	41,509	389,965
Shares redeemed	(1,741,427)	(15,363,520)	(3,524,261)	(32,957,450)

	(1,608,042)	(14,189,611)	(3,426,428)	(32,038,348)

Institutional Shares
Shares sold	6,262,242	55,717,933	10,702,189	101,067,917
Reinvestment of distributions	1,074,447	9,544,859	727,788	6,842,129
Shares redeemed	(14,018,282)	(125,088,853)	(16,696,513)	(157,135,698)

	(6,681,593)	(59,826,061)	(5,266,536)	(49,225,652)

Investor Shares
Shares sold	513,604	4,614,219	302,657	2,853,578
Reinvestment of distributions	63,814	566,954	42,065	395,468
Shares redeemed	(698,988)	(6,216,403)	(723,311)	(6,811,913)

	(121,570)	(1,035,230)	(378,589)	(3,562,867)

Class R6 Shares
Shares sold	494,193	4,387,404	2,151,812	20,412,233
Reinvestment of distributions	68,181	605,242	33,144	310,686
Shares redeemed	(740,378)	(6,570,990)	(436,871)	(4,089,270)

	(178,004)	(1,578,344)	1,748,085	16,633,649

Class R Shares
Shares sold	73,775	660,128	33,344	313,537
Reinvestment of distributions	8,618	76,387	3,966	37,179
Shares redeemed	(37,484)	(331,022)	(31,150)	(292,463)

	44,909	405,493	6,160	58,253

Class P Shares
Shares sold	3,474,953	30,882,321	2,983,532	28,073,800
Reinvestment of distributions	743,915	6,593,426	539,436	5,063,826
Shares redeemed	(10,822,971)	(95,752,687)	(7,909,047)	(74,182,198)

	(6,604,103)	(58,276,940)	(4,386,079)	(41,044,572)

NET DECREASE	(15,602,673)	$(138,630,180)	(11,157,435)	$(104,166,789)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Income Fund, Goldman Sachs Long Short Credit Strategies Fund, and Goldman Sachs Strategic Income Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Income Fund, Goldman Sachs Long Short Credit Strategies Fund, and Goldman Sachs Strategic Income Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 through March 31, 2023, which represents a period of 182 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Core Fixed Income Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	10/1/22	3/31/23		3/31/23*	10/1/22	3/31/23		3/31/23*	10/1/22	3/31/23		3/31/23*
Class A
Actual	$1,000.00	$1,054.90		$4.06	$1,000.00	$1,056.90		$3.65	$1,000.00	$1,049.70		$4.66
Hypothetical 5% return	1,000.00	1,021.00	+	3.99	1,000.00	1,021.40	+	3.59	1,000.00	1,020.40	+	4.59
Class C
Actual	1,000.00	1,051.00		7.89	1,000.00	1,053.90		7.48	1,000.00	1,046.10		8.48
Hypothetical 5% return	1,000.00	1,017.20	+	7.76	1,000.00	1,017.60	+	7.35	1,000.00	1,016.60	+	8.36
Institutional
Actual	1,000.00	1,056.60		2.37	1,000.00	1,059.60		1.96	1,000.00	1,051.40		3.08
Hypothetical 5% return	1,000.00	1,022.60	+	2.33	1,000.00	1,023.00	+	1.92	1,000.00	1,021.90	+	3.04
Service
Actual	1,000.00	1,054.00		4.93	1,000.00	1,055.80		4.52	1,000.00	1,049.00		5.63
Hypothetical 5% return	1,000.00	1,020.10	+	4.84	1,000.00	1,020.50	+	4.44	1,000.00	1,019.40	+	5.55
Investor
Actual	1,000.00	1,056.30		2.78	1,000.00	1,059.30		2.37	1,000.00	1,051.10		3.38
Hypothetical 5% return	1,000.00	1,022.20	+	2.73	1,000.00	1,022.60	+	2.33	1,000.00	1,021.60	+	3.34
Class R6
Actual	1,000.00	1,056.70		2.32	1,000.00	1,059.60		1.91	1,000.00	1,051.40		3.03
Hypothetical 5% return	1,000.00	1,022.70	+	2.28	1,000.00	1,023.10	+	1.87	1,000.00	1,022.00	+	2.98
Class R
Actual	1,000.00	1,053.60		5.33	1,000.00	1,056.70		4.93	—	—		—
Hypothetical 5% return	1,000.00	1,019.70	+	5.24	1,000.00	1,020.10	+	4.84	—	—	+	—
Class P
Actual	1,000.00	1,056.70		2.31	1,000.00	1,058.50		1.91	1,000.00	1,052.30		3.03
Hypothetical 5% return	1,000.00	1,022.70	+	2.27	1,000.00	1,023.10	+	1.87	1,000.00	1,022.00	+	2.98

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2023 (Unaudited) (continued)

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Bond	0.79%	1.54%	0.46%	0.96%	0.54%	0.45%	1.04%	0.45%
Core Fixed Income	0.71	1.46	0.38	0.88	0.46	0.37	0.96	0.37
Global Core Fixed Income	0.91	1.66	0.60	1.10	0.66	0.59	—	0.59

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

	Income Fund				Long Short Credit Strategies Fund				Strategic Income Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	10/1/22	3/31/23		3/31/23*	10/1/22	3/31/23		3/31/23*	10/1/22	3/31/23		3/31/23*
Class A
Actual	$1,000.00	$1,077.80		$5.04	$1,000.00	$ 1,051.40		$7.47	$1,000.00	$1,059.50		$5.28
Hypothetical 5% return	1,000.00	1,020.10	+	4.90	1,000.00	1,017.70	+	7.35	1,000.00	1,019.80	+	5.18
Class C
Actual	1,000.00	1,075.10		8.91	1,000.00	1,046.20		11.32	1,000.00	1,055.40		9.12
Hypothetical 5% return	1,000.00	1,016.30	+	8.65	1,000.00	1,013.90	+	11.14	1,000.00	1,016.10	+	8.95
Institutional
Actual	1,000.00	1,080.90		3.35	1,000.00	1,051.70		5.78	1,000.00	1,061.20		3.59
Hypothetical 5% return	1,000.00	1,021.70	+	3.25	1,000.00	1,019.30	+	5.69	1,000.00	1,021.40	+	3.52
Investor
Actual	1,000.00	1,080.50		3.75	1,000.00	1,051.30		6.19	1,000.00	1,059.60		4.00
Hypothetical 5% return	1,000.00	1,021.30	+	3.64	1,000.00	1,018.90	+	6.09	1,000.00	1,021.10	+	3.92
Class R6
Actual	1,000.00	1,080.90		3.28	1,000.00	1,051.80		5.74	1,000.00	1,061.30		3.54
Hypothetical 5% return	1,000.00	1,021.80	+	3.19	1,000.00	1,019.30	+	5.65	1,000.00	1,021.50	+	3.47
Class R
Actual	1,000.00	1,077.80		6.35	1,000.00	1,048.70		8.74	1,000.00	1,058.40		6.56
Hypothetical 5% return	1,000.00	1,018.80	+	6.17	1,000.00	1,016.40	+	8.60	1,000.00	1,018.60	+	6.43
Class P
Actual	1,000.00	1,080.90		3.28	1,000.00	1,051.80		5.74	1,000.00	1,061.40		3.54
Hypothetical 5% return	1,000.00	1,021.80+		3.19	1,000.00	1,019.30	+	5.65	1,000.00	1,021.50	+	3.47

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	0.97%	1.72%	0.65%	0.72%	0.63%	1.22%	0.63%
Long Short Credit Strategies	1.46	2.22	1.13	1.21	1.12	1.71	1.12
Strategic Income	1.03	1.78	0.70	0.78	0.69	1.28	0.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each of the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds’ investment adviser, to administer the Program for those funds, and GSAMI, the Global Core Fixed Income Fund’s investment adviser, to administer the Program for the Global Core Fixed Income Fund. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM and GSAMI provided written reports to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual reports discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The reports concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 71	Chair of the Board of Trustees	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.
Dwight L. Bush Age: 66	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee		Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Paul C. Wirth Age: 65		Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2023, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (31 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of March 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2023, the Bond Fund, Core Fixed Income Fund, Global Core Fixed Income Fund, Income Fund, Long Short Credit Strategies Fund and Strategic Income Fund designate 100%, 100%, 78.29%, 74.62%, 98.74% and 98.14%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under supervision as of March 31, 2023, Goldman Sachs Asset Management (‘‘GSAM’’) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

   Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G.Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of March 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds. © 2023 Goldman Sachs. All rights reserved. 319468-OTU-1805312 MSFIAR-23

Goldman Sachs Funds

Annual Report	March 31, 2023

Municipal Funds
Dynamic Municipal Income
High Yield Municipal
Municipal Income Completion
Short Duration Tax-Free

Goldman Sachs Municipal Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	MUNICIPAL INCOME COMPLETION

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Municipal Funds

Market Review

During the 12 months ended March 31, 2023 (the “Reporting Period”), the performance of the municipal bond market was influenced most by interest rate volatility, market technicals (that is, supply and demand) and investor expectations for Federal Reserve (“Fed”) monetary policy.

In the second quarter of 2022, when the Reporting Period began, municipal securities — along with most major fixed income asset classes — recorded declines. The negative performance was fueled by a May 2022 inflation report that showed higher than consensus expected price increases. The Fed, which had raised the targeted federal funds (“fed funds”) rate by 50 basis points at the beginning of May, implemented a 75 basis point rate hike at its June policy meeting. (A basis point is 1/100th of a percentage point.) Regarding issuance, the municipal market saw lower than historically normal volumes for second calendar quarters, as higher interest rates made taxable financing uneconomical for issuers. As for demand, investment flows were negative during the second quarter of 2022, extending the municipal market’s largest outflow cycle on record, as investors withdrew nearly $60 billion1 from municipal bond mutual funds in tax season-related selling and amid fears of rising interest rates.

After a brief rally in July 2022, municipal bonds retreated in August and September, posting declines for the third calendar quarter overall. In July, the municipal bond market benefited from robust summer market technicals and falling U.S. Treasury yields. Although the Fed raised the targeted fed funds rate another 75 basis points during July, Fed Chair Jerome Powell hinted at a potential deceleration in the pace of future rate hikes. In August and September, as U.S. Treasury yields surged on higher than market expected inflation readings and strong employment data, municipal bonds delivered sharply negative returns. In August, Powell dispelled near-term prospects of a policy pivot, stressing the Fed was committed to taming inflation. The Fed raised the targeted fed funds rate another 75 basis points during September, with many market participants anticipating further rate hikes in the near term. Interest rate volatility dampened new issuance during the third quarter, with volumes 15% lower2 than during the prior quarter. Investment outflows continued, accelerating as the third quarter wound down.

During the fourth quarter of 2022, municipal securities recorded gains, with the broad tax-exempt market notching its best quarterly return since 2009. The quarter had a difficult start in October, as municipal yields hit their highest levels of the calendar year. However, early in November, the Fed hiked the targeted fed funds rate 75 basis points, with policymakers also signaling an intention to slow the pace of interest rate increases, leading to a drop in municipal yields. December performance was rather muted as activity slowed for the year-end holiday season. The Fed reduced the size of its interest rate hikes that month, lifting the fed funds target rate 50 basis points. Supply of municipal bonds remained weak during the fourth quarter, as new issue volume fell 24%2 from its levels during the third calendar quarter. Investment outflows from municipal bond mutual funds quickened, with negative flows at double the pace of the third calendar quarter. Investor worries about interest rates and year-end tax loss harvesting appeared to be the key drivers of the selling.

Although it was something of a rollercoaster ride, the first quarter of 2023 was positive overall for municipal securities. The quarter started strong, with municipal securities notching their best January performance in 14 years, as data suggested inflation could be decelerating and the Fed might pause its interest rate hikes. Instead, the Fed raised the fed funds target rate, though only by 25 basis points, at the beginning of February. Afterwards, and in the wake of a strong U.S. jobs report and an elevated inflation reading, municipal securities produced their worst February performance in 15 years. In March, the Fed hiked the fed funds target rate another 25 basis points, but municipal yields fell mid month amid a broad flight to quality on concerns about the health of the banking sector. Against this backdrop, municipal securities posted their strongest March performance in 15 years. Supply remained at low levels during the first quarter of 2023, with new issue volume roughly in line with new issue volume in the fourth quarter of 2022. Broadly speaking, interest rate volatility and market uncertainty driven by banking sector stress kept many issuers on the sidelines. As for demand, municipal bond mutual funds saw significant investment outflows at the beginning of January 2023 but flows turned positive later in the month. February and March investment flows were mixed. Overall, investment flows were negative during the first calendar quarter, but they were better in comparison to the fourth quarter of 2022.

For the Reporting Period as a whole, primary market issuance was muted, with approximately $360 billion in total new supply.2 New money needs were dampened by continued U.S. government aid, while refinancing activity slowed as interest rates rose.

[1]	Source of investment flow data: Lipper.
[2]	Source of issuance data: Bond Buyer.

1

MARKET REVIEW

Higher interest rates had a particularly negative impact on taxable municipal issuance, which has served as a refinancing tool in recent years. As for demand, municipal bond mutual funds experienced an almost uninterrupted string of negative investment flows during the Reporting Period overall, with approximately $100 billion in outflows.1 Fears about rising interest rates appeared to be the main reason for the outflows, though we believe tax loss harvesting may also have played a significant role.

Municipal yields rose across all maturities during the Reporting Period overall. The yield on a two-year AAA-rated municipal security rose 63 basis points to 2.39%; the yield on a 10-year AAA-rated municipal security rose four basis points to 2.26%; and the yield on a 30-year AAA-rated municipal security rose 77 basis points to 3.31%. By comparison, the yield on a two-year U.S. Treasury security rose 169 basis points to 4.03%; the yield on a 10-year U.S. Treasury rose 113 basis points to 3.47%; and the yield on a 30-year U.S. Treasury rose 120 basis points to 3.65%.3

In addition, the front, or short-term, end of the municipal yield curve inverted for the first time on record during December 2022. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) One-year municipal yields surged near the end of 2022, as lofty valuations relative to short-term U.S. Treasury securities plus continued Fed rate hikes brought on immense selling pressure. At the end of the Reporting Period, the yield on a two-year AAA-rated municipal security was 13 basis points higher than the yield on a 10-year AAA-rated municipal security.

For the Reporting Period overall, the investment grade municipal bond market, as measured by the Bloomberg Municipal Bond Index, recorded a rather flat return of 0.26%. The highest rated segments of the index generally performed best. Among maturities, 10-year municipal securities outpaced municipal securities of 22 years and longer as well as municipals securities of one year.

High Yield Municipals

In the second quarter of 2022, when the Reporting Period began, high yield municipal securities posted a negative return and underperformed investment grade municipal securities in the broad risk-off, or heightened risk aversion, atmosphere. Similarly, during the third calendar quarter, high yield municipal securities produced a negative return and lagged investment grade municipal securities, driven by the weakness of longer duration issues. (Duration is a measure of sensitivity to changes in interest rates.) In the fourth quarter of 2022, high yield municipal securities generated a positive return but underperformed investment grade municipal securities. High yield municipal securities continued to record gains during the first quarter of 2023 but lagged investment grade municipal securities for a fifth consecutive quarter. Demand weakened during the Reporting Period overall, as high yield municipal bond mutual funds experienced substantial investment outflows.

For the Reporting Period as a whole, high yield municipal securities underperformed investment grade municipal securities, largely due to the structurally longer duration of the high yield municipal bond market. The worst performers in the high yield municipal bond market, as measured by the Bloomberg High Yield Municipal Bond Index, were hospital and Puerto Rico credits, while the strongest performers were resource recovery and electric credits, both of which produced positive returns.

Looking Ahead

At the end of the Reporting Period, we had a positive outlook for municipal securities, largely because of favorable market technicals. Supply had been light for several quarters, a trend we did not see changing in the near term, and we expected demand to be relatively firmer. If investors believe the Fed is close to ending the current interest rate hiking cycle, they may look to lock in currently higher yields. On the other hand, if inflation stays above the Fed’s target and policymakers believe additional hikes are required, investors may find the tax equivalent yields offered by municipal securities attractive as interest rates rise.

Regarding credit fundamentals, we believed the backdrop was broadly supportive of municipal securities at the end of the Reporting Period. We planned to monitor revenue trends closely, as an economic slowdown or recession could pressure municipal budgets. That said, we thought this was more likely to be a factor during fiscal year 2025, as rainy day funds could be tapped in fiscal year 2024 if revenues miss budgets. (Municipal fiscal years typically start on July 1st.)

[3]	Source: Bloomberg Valuation (BVAL AAA) and Generic Government curves (USGG).

2

MARKET REVIEW

Looking ahead, we intended to maintain our investment approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We planned to watch for signs that the

Fed might reverse course and lower interest rates toward the end of 2023. If so, we may look to reduce the Goldman Sachs Municipal Funds’ (the “Funds”) exposure to floating rate notes. Overall, we expected the Funds to hold less cash in the near term than they did during the Reporting Period. Regarding sector positioning, we believed at the end of the Reporting Period that the health care sector was facing challenges due to higher cost structures, most notably due to the nursing shortage. Should downgrades in this sector outpace upgrades, spreads, or yield differentials, may widen and potentially provide select opportunities to increase the Funds’ exposure to health care credits. Wider spreads may also provide opportunities to increase the Funds’ exposure to certain parts of the ratings spectrum — from medium credit quality rated investment grade municipal securities through high yield municipal securities — especially if there is a trend toward stronger security features and higher absolute yields. Finally, at the end of the Reporting Period, we intended to continue seeking to keep the Funds invested in the most tax-efficient manner.

3

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -1.32%, -2.06%, -1.00%, -1.48%, -1.08%, -0.93% and -0.99%, respectively. These returns compare to the 1.91% average annual total return of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, with bottom-up security selection and overall credit positioning detracting from relative returns. The Fund’s combined duration and yield curve positioning contributed positively to relative performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The Fund’s sector positioning had a rather neutral impact on results during the Reporting Period.

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	Bottom-up security selection detracted from the Fund’s relative performance during the Reporting Period. Specifically, the Fund was hurt by investments in special tax bonds, particularly those of select Puerto Rico issuers.

In terms of credit positioning, the Fund’s bias toward BBB-rated, high yield and non-rated municipal securities diminished relative results, as lower credit quality rated issues underperformed higher credit quality rated issues during the Reporting Period.

As for sector positioning, the Fund’s overweight positions relative to the Index in health care and tobacco credits detracted from relative returns, while an overweight in airline credits contributed positively.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	The Fund’s combined duration and yield curve positioning added to relative performance during the Reporting Period overall. During the first half of the Reporting Period, the Fund benefited from its underweight versus the Index in maturities of less than three years, as the yields in this segment rose more than yields in any other segment of the municipal yield curve. However, the Fund was hurt during the first half of the Reporting Period by its overweight in the longer maturity end of the municipal yield curve, specifically the 20- to 30-year segment. This was partially offset by our efforts to hedge the Fund’s duration risk, which added to performance. During the second half of the Reporting Period, as yields began to fall, the Fund was helped by its longer duration position relative to the Index and by its overweight in the longer maturity end of the municipal yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used U.S. Treasury futures to manage U.S. interest rate duration, which added to returns. In addition, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS did not have a material impact on the Fund’s performance during the Reporting Period.

4

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the second quarter of 2022, we increased the Fund’s exposure to high yield and non-rated municipal securities, as well as to special assessment bonds, because of what we viewed as their relatively attractive valuations. Following rating agency upgrades, we reduced the Fund’s overweight versus the Index in Illinois general obligation bonds as spreads, or yield differentials, tightened. In addition, we rotated the Fund out of taxable municipal securities into tax-exempt municipal securities given shifts in relative value dynamics. During the third quarter of 2022, we selectively increased the Fund’s exposure to lower credit quality rated issues. We also added to the Fund’s investments in alternative minimum tax (“AMT”) bonds given what we saw as attractive valuations and yield levels. We opportunistically decreased the Fund’s holdings of pre-refunded bonds[1] and state general obligation bonds. During the fourth quarter of 2022, we lengthened the Fund’s duration, as we thought the backdrop for municipal securities was more favorable and we expected the Federal Reserve to slow the pace of future interest rate increases. We continued to selectively increase the Fund’s investments in AMT bonds and high yield municipal securities, as spreads widened. In the first quarter of 2023, we selectively increased the Fund’s exposure to Puerto Rico credits. Throughout the Reporting Period, we looked to take advantage of higher market yields and improve the Fund’s tax efficiency.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held an overweight position compared to the Index in special assessment bonds because we believed they remained attractive on a risk-return basis. In terms of state exposures, the Fund was overweight Florida credits, as a large percentage of special assessment bond issuers are located within Florida. The Fund was also overweight Illinois and Puerto Rico credits. In addition, the Fund maintained a position in taxable municipal securities as well as a down-in-quality bias versus the Index. The Fund maintained a longer duration than that of the Index and a relative overweight in the longer maturity end of the municipal yield curve at the end of the Reporting Period.

[1]	Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value—sometimes significantly.

5

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2023

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2023

The following graph shows the value as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-1.32%	1.73%	2.19%	—
Including sales charges	-5.01%	0.95%	1.80%	—

Class C
Excluding contingent deferred sales charges	-2.06%	0.96%	1.43%	—
Including contingent deferred sales charges	-3.04%	0.96%	1.43%	—

Institutional	-1.00%	2.06%	2.53%	—

Service	-1.48%	1.56%	2.02%	—

Investor	-1.08%	1.98%	2.45%	—

Class R6 (Commenced November 30, 2017)	-0.93%	2.08%	N/A	2.19%

Class P (Commenced April 20, 2018)	-0.99%	N/A	N/A	1.98%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -4.84%, -5.55%, -4.55%, -4.60%, -4.44% and -4.44%, respectively. These returns compare to the -2.61% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite Index”), during the same time period.

The High Yield Municipal Composite Index is composed 60% of the Bloomberg Municipal High Yield Bond Index (with dividends reinvested) and 40% of the Bloomberg Municipal Bond Index (with dividends reinvested), which generated average annual total returns of -4.49% and 0.26%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund underperformed the High Yield Municipal Composite Index, with bottom-up security selection and overall credit positioning detracting from relative returns. This was partially offset by the positive contribution of the Fund’s sector positioning. The Fund’s combined duration and yield curve positioning had mixed impact on relative performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Individual security selection hurt the Fund’s relative performance during the Reporting Period. The Fund was hampered by our selection of Puerto Rico and special tax credits. On the positive side, selection among general obligation bonds added to returns.

Regarding credit positioning, the Fund’s overweight compared to the High Yield Municipal Composite Index in BBB-rated issues detracted from relative performance, as spreads, or yield differentials, widened during the Reporting Period.

As for sector positioning, the Fund was helped by an underweight compared to the High Yield Municipal Composite Index in health care credits, which contributed positively.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	Amidst ongoing interest rate volatility, the Fund’s combined duration and yield curve positioning had mixed results during the Reporting Period. In the first half of the Reporting Period, the Fund was hindered compared to the High Yield Municipal Composite Index by its longer duration positioning and its overweight in the longer maturity end, specifically the 20- to 30-year segment, of the municipal yield curve. This was partially offset by our efforts to hedge the Fund’s duration risk, which added to performance. During the second half of the Reporting Period, as rates started to move lower, the Fund was aided by its longer duration position relative to the High Yield Municipal Composite Index and by its comparative overweight in the longer maturity end of the municipal yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund employed U.S. Treasury futures to manage U.S. interest rate duration, which had a positive impact on performance. The Fund also

8

PORTFOLIO RESULTS

maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS did not have a material impact on Fund performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the second quarter of 2022, we lengthened the Fund’s duration position relative to the High Yield Municipal Composite Index. We also increased the Fund’s exposure to special assessment and charter school bonds as yields rose and spreads widened. Following rating agency upgrades, we reduced the Fund’s overweight versus the High Yield Municipal Composite Index in Illinois general obligation bonds amid spread tightening. In the third quarter of 2022, we selectively increased the Fund’s investments in alternative minimum tax (“AMT”) bonds given what we viewed as their attractive valuations, and we modestly decreased the Fund’s exposure to certain hospital sector credits. In the fourth quarter of 2022, we continued to extend the Fund’s duration, as we thought the backdrop for municipal securities was more favorable and we expected the Federal Reserve to slow the pace of future rate increases. We opportunistically added to the Fund’s holdings of special assessment and tobacco credits on the back of spread widening. Additionally, we strategically decreased the Fund’s investments in state and local general obligation bonds. During the first quarter of 2023, we modestly increased the Fund’s holdings of corporate-backed issues as well as of airport and Puerto Rico credits. Throughout the Reporting Period, we looked to take advantage of higher market yields and improve the Fund’s tax efficiency.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, relative to the High Yield Municipal Composite Index, the Fund was overweight special assessment bonds, as we believed they remained attractive on a risk-return basis, and was underweight housing credits. In terms of state exposures, the Fund was overweight compared to the High Yield Municipal Composite Index in Florida credits, as a large percentage of special assessment bond issuers are located within Florida. The Fund was overweight New Jersey credits and underweight California and New York credits. At the end of the Reporting Period, the Fund continued to hold a position in taxable municipal securities. It also maintained a longer duration position than that of the High Yield Municipal Composite Index and had a relative overweight in the longer maturity end of the municipal yield curve.

9

FUND BASICS

High Yield Municipal Fund

as of March 31, 2023

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2023

The following graph shows the value as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.84%	2.29%	3.45%	—
Including sales charges	-9.08%	1.36%	2.98%	—

Class C
Excluding contingent deferred sales charges	-5.55%	1.53%	2.68%	—
Including contingent deferred sales charges	-6.50%	1.53%	2.68%	—

Institutional	-4.55%	2.61%	3.75%	—

Investor	-4.60%	2.55%	3.72%	—

Class R6 (Commenced November 30, 2017)	-4.44%	2.61%	N/A	2.89%

Class P (Commenced April 20, 2018)	-4.44%	N/A	N/A	2.48%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Completion Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Completion Fund’s (the “Fund”) performance and positioning during the 12 months ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Separate Account Institutional Shares generated an average annual total return of -2.59%. These returns compare to the 1.91% average annual total return of the Bloomberg Municipal Bond 1-10 Year Blend Index (with dividends reinvested) during the same time period.

Because the composition of the Bloomberg Municipal Bond 1-10 Year Blend Index is not comparable to the range of instruments in which the Fund may transact, references to the return of the Bloomberg Municipal Bond 1-10 Year Blend Index are included for informational purposes only and not an indication of how the Fund is managed. This Fund employs a benchmark agnostic strategy.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund produced a negative absolute return, with its combined duration and yield curve positioning detracting most from performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Our bottom-up security selection and the Fund’s bias toward medium- and lower-rated credit quality rated issues also diminished returns. The Fund’s sector positioning had a rather neutral impact on results during the Reporting Period.

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	The Fund was hampered by individual security selection during the Reporting Period, with investments in Puerto Rico credits and special tax credits detracting from performance.

From a ratings perspective, positioning in BBB-rated, high yield and non-rated municipal securities broadly hurt the Fund’s returns, as spreads, or yield differentials, widened during the Reporting Period.

As for sector positioning, the Fund was hurt by its exposure to health care and tobacco credits and helped by its exposure to state general obligation bonds and airline credits.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	The Fund’s combined duration and yield curve positioning had a negative impact on performance during the Reporting Period overall. During the first half of the Reporting Period, the Fund was hindered by its position in the longer maturity end, specifically the 20- to 30-year segment, of the municipal yield curve. This was partly offset by our efforts to hedge the Fund’s duration risk, which contributed positively. During the second half of the Reporting Period, as rates began to move lower, the Fund benefited from its exposure to the longer maturity end of the municipal yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to manage U.S. interest rate duration, which had a positive impact on performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

During the second quarter of 2022, we lengthened the Fund’s duration position and increased its investments in special assessment and charter school bonds as yields rose and spreads widened. Following rating agency upgrades, we modestly decreased the Fund’s overweight versus the Index

12

PORTFOLIO RESULTS

in Illinois general obligation bonds amid spread tightening. In the third quarter of 2022, we selectively increased the Fund’s holdings of alternative minimum tax (“AMT”) bonds given what we viewed as their attractive valuations, and we modestly reduced the Fund’s exposure to certain hospital credits. In the fourth quarter of 2022, we continued to extend the Fund’s duration, as we thought the backdrop for municipal securities was more favorable and we expected the Federal Reserve to slow the pace of future rate increases. We opportunistically added to the Fund’s holdings of special assessment bonds in the wake of spread widening. Additionally, we strategically reduced the Fund’s exposure to state and local general obligation bonds. During the first quarter of 2023, we further extended the Fund’s duration position. We modestly increased its investments in Puerto Rico credits. Throughout the Reporting Period, we looked to take advantage of higher market yields and improve the Fund’s tax efficiency.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had sizeable exposure to special assessment, hospital and sales tax-backed bonds. From a state perspective, the Fund had significant investments in Florida, Illinois, California, Texas, New York and Puerto Rico credits. It maintained a position in taxable municipal securities. The Fund also held a long duration position and had significant exposure to the longer maturity end of the municipal yield curve at the end of the Reporting Period.

13

FUND BASICS

Municipal Income Completion Fund

as of March 31, 2023

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Performance Summary

March 31, 2023

The following graph shows the value as of March 31, 2023, of a $1,000,000 investment made on April 1, 2019 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Municipal Income Completion Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2019 through March 31, 2023.

Average Annual Total Return through March 31, 2023	One Year	Since Inception
Separate Account Institutional (Commenced April 1, 2019)	-2.59%	1.82%

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 0.79%, 0.29%, 1.08%, 0.47%, 1.04%, 0.99% and 1.09%, respectively. These returns compare to the 1.51% average annual total return of the Fund’s benchmark, the Bloomberg Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, with our bottom-up security selection and sector positioning detracting from returns. On the positive side, the Fund benefited from its combined duration and yield curve positioning. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, individual security selection detracted from the Fund’s relative performance. Specifically, the Fund was hurt by its investments in Puerto Rico credits, though these results were offset somewhat by positive selection among general obligation bonds.

From a sector perspective, overweight positions versus the Index in health care and industrial credits diminished the Fund’s returns. As for state exposures, an overweight in New York credits contributed positively to the Fund’s relative performance.

The Fund’s exposure to U.S. Treasury securities and taxable municipal bonds, neither of which are represented in the Index, was a drag on performance during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	The Fund’s combined duration and yield curve positioning added to performance during the Reporting Period overall. During the first half of the Reporting Period, the Fund was aided by its underweight relative to the Index in maturities of less than three years, as the yields in this segment rose more than yields in any other segment of the municipal yield curve. During the second half of the Reporting Period, when yields began to decrease, the Fund was helped by an overweight versus the Index in the seven- to 10-year segment of the municipal yield curve and by a comparatively longer duration position.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS did not have a material impact on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the second quarter of 2022, we selectively increased the Fund’s exposure to BBB-rated credits as yields rose and

16

PORTFOLIO RESULTS

spreads, or yield differentials, widened. We increased the Fund’s investments in floating rate notes given the potential for further interest rate volatility. In addition, we rotated the Fund out of taxable municipal securities into tax-exempt municipal securities given shifts in relative value dynamics. During the third quarter of 2022, we continued to selectively increase the Fund’s exposure to BBB-rated credits where we saw strong relative value. We also added to the Fund’s holdings of alternative minimum tax (“AMT”) bonds and opportunistically reduced its investments in pre-refunded bonds[1] and state general obligation bonds. During the fourth quarter of 2022, we slightly lengthened the Fund’s duration position relative to the Index, as we thought the backdrop for municipal securities was more favorable and we expected the Federal Reserve to slow the pace of future rate increases. We continued to increase the Fund’s exposure to AMT bonds, specifically in the airport sector, because of what we saw as attractive yields and valuations. During the first quarter of 2023, we slightly shortened the Fund’s duration position given that the front, or short-term, end of the municipal yield curve had inverted — for the first time on record — in December 2022. In addition, we selectively increased the Fund’s exposure to special tax credits. Throughout the Reporting Period, we looked to take advantage of higher market yields and improve the Fund’s tax efficiency.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in lower credit quality rated municipal securities. With regard to sectors, the Fund was underweight pre-refunded bonds and general obligation bonds. It was overweight industrial, health care and transportation credits at the end of the Reporting Period. From a state perspective, the Fund was overweight compared to the Index in Illinois, Puerto Rico and Colorado credits and was underweight California credits. Additionally, the Fund was overweight intermediate maturity municipal bonds relative to the Index. The Fund had exposure to floating rate notes at the end of the Reporting Period.

[1]	Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value—sometimes significantly.

17

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2023

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2023

The following graph shows the value as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	0.79%	0.98%	0.76%	—
Including sales charges	-0.73%	0.67%	0.61%	—

Class C
Excluding contingent deferred sales charges	0.29%	0.56%	0.35%	—
Including contingent deferred sales charges	-0.36%	0.56%	0.35%	—

Institutional	1.08%	1.26%	1.07%	—

Service	0.47%	0.75%	0.58%	—

Investor	1.04%	1.21%	1.01%	—

Class R6 (Commenced November 30, 2017)	0.99%	1.26%	N/A	1.30%

Class P (Commenced April 20, 2018)	1.09%	N/A	N/A	1.28%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

19

FUND BASICS

Index Definition

The Bloomberg Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Municipal Bond 1-10 Year Blend Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Municipal Bond Index (40%) (with dividends reinvested).

The Bloomberg Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

20

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2023

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – 97.0%
Alabama – 1.6%
Alabama Economic Settlement Authority RB for BP Exploration & Production, Inc. Series 2016 A (A2/A-)
$5,000,000		4.000%		09/15/2033		$5,007,891
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (NR/NR)(a)(d)
22,955,000		4.000		12/01/2025		22,828,291
Black Belt Energy Gas District Gas Supply RB Series 2021A (NR/NR)(a)(d)
1,270,000		4.000		12/01/2031		1,251,302
County of Jefferson AL Sewer Revenue (NR/NR)(c)
14,875,000		0.000		10/01/2050		15,323,614
Health Care Authority for Baptist Health Series 2023 (A3/BBB+)
1,500,000		5.000		11/15/2035		1,676,747
450,000		5.000		11/15/2036		494,511
875,000		5.000		11/15/2037		952,369
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B1/BB-)
4,600,000		5.750		10/01/2049		4,689,675
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
1,000,000		5.000		10/01/2024		1,021,349
1,000,000		5.000		10/01/2025		1,038,733
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (NON-AMT) (BBB/NR)(a)(d)
225,000		2.000		10/01/2024		216,440
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (NON-AMT) (BBB/NR)(a)(d)
225,000		2.000		10/01/2024		216,440
Industrial Development Board City of Selma International Paper Company Project Gulf Opportunity Zone Revenue Refunding Bonds Series 2019A (BBB/NR)(a)(d)
1,750,000		2.000		10/01/2024		1,683,418
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (A2/AA)
740,000		5.000		10/01/2044		757,130
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (A2/AA)(c)
4,420,000		0.000		10/01/2046		4,535,556
Jefferson County Senior Lien Sewer Revenue Current Interest Warrants Series 2013-A (NR/AA)
6,780,000		5.500		10/01/2053		6,953,841
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
13,500,000		6.000		10/01/2042		14,312,799
17,015,000		6.500		10/01/2053		18,072,397
Midcity Improvement District Special Assessment RB Series 2022 (NR\NR)
200,000		3.875		11/01/2027		181,852
500,000		4.250		11/01/2032		425,826
Southeast Alabama Gas Supply District Gas Supply RB Series 2018A (NR/NR)(a)(d)
5,500,000		4.000		06/01/2024		5,502,241

Municipal Bonds – (continued)
Alabama – (continued)
Southeast Energy Authority Commodity Supply RB Series 2022A-1 (NR/NR)(a)(d)
6,000,000	5.500		12/01/2029		6,413,585
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (A1/NR)
2,820,000	4.000		06/01/2024		2,824,244
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A1/NR) (e)
10,000,000	(1M USD LIBOR + 0.85%) 4.098		06/01/2024		10,014,533

					126,394,784

Alaska – 0.0%
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 B-1 (NR/BBB+)
140,000	0.500		06/01/2031		139,564
Northern Tobacco Securitization Corp. Tobacco Settlement Asset Back Bonds Series 2021 (NR/A)
1,650,000	5.000		06/01/2031		1,830,437

					1,970,001

American Samoa – 0.0%
American Samoa Economic Development Authority RB Refunding Series 2021 B (Ba3/NR)(f)
1,790,000	2.470		09/01/2024		1,712,575
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)(f)
1,500,000	3.720		09/01/2027		1,353,584

					3,066,159

Arizona – 1.5%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)(e)
21,670,000	(3M USD LIBOR + 0.81%) 4.278		01/01/2037		20,309,120
Arizona IDA Education RB for Academies of Math & Science Projects Series 2023 (NR/BB+)(f)
515,000	4.500		07/01/2033		504,620
250,000	5.250		07/01/2043		243,594
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/NR)(f)
8,000,000	6.500		11/01/2053		7,672,377
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
425,000	3.375		07/01/2041		362,481
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (NR/A)
1,400,000	5.000		11/01/2044		1,441,484
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC+)
570,000	5.000		01/01/2043		374,746
3,250,000	4.500		01/01/2049		1,845,955
2,095,000	5.000		01/01/2054		1,268,487

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC+)
$1,565,000	5.000%	01/01/2037	$966,206
1,105,000	5.000	01/01/2038	668,578
300,000	5.000	01/01/2043	167,803
2,125,000	5.000	01/01/2049	1,141,417
600,000	5.125	01/01/2054	311,192
Arizona Industrial Development Authority RB for Kipp New York, Inc. Jerome Facility Series 2021 B (NR/BBB-)
620,000	4.000	07/01/2041	553,023
Arizona Industrial Development Authority RB for Kipp New York, Inc. Macombs Facility Series 2021 A (NR/Caa3)
875,000	4.000	07/01/2041	780,476
1,000,000	4.000	07/01/2051	821,517
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (Baa3/NR)
365,000	5.000	05/01/2024	322,679
300,000	5.000	05/01/2029	245,750
650,000	5.000	05/01/2031	517,087
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)(f)
530,000	3.000	12/15/2031	452,910
City of Chandler IDA Industrial Development RB Series 2007 (A+/NR) (a)(d)
10,000,000	2.700	08/14/2023	9,960,304
City of Chandler IDA Industrial Development RB Series 2019 (A+/NR)(a)(d)
7,300,000	5.000	06/03/2024	7,387,518
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (A1/A)
1,375,000	3.000	07/01/2049	1,058,003
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A1/A)
2,290,000	3.250	07/01/2049	1,786,156
City of Phoenix Civic Improvement Corporation RB for Rental Car Facility Charge Series 2019 A (A/A3)
2,225,000	5.000	07/01/2045	2,352,103
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (Aa2/AAA)
7,000,000	5.000	07/01/2030	7,560,762
Coconino County Pollution Control Refunding RB for Nevada Power Company Projects Pollution Control Corp. Series 2017A (NR/A+)(a)(d)
2,225,000	4.125	03/31/2026	2,253,282
County of Maricopa IDA Education RB Series 2021A (BB+/NR)(f)
550,000	3.000	07/01/2031	474,725
1,050,000	4.000	07/01/2041	857,381
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (BB+/NR)(f)
1,100,000	2.100	07/01/2026	1,095,881
3,225,000	2.625	07/01/2031	3,209,810
3,225,000	3.500	07/01/2044	3,215,695
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022A (NR/NR)(f)
2,500,000	6.750	11/15/2042	2,549,296

Municipal Bonds – (continued)
Arizona – (continued)
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022B-3 (NR/NR)(f)
4,500,000	5.125	11/15/2029	4,471,124
Entertainment Center Community Facilities District RB Series 2017 (NR/NR)
4,588,000	4.000	07/01/2037	4,565,717
Equitable National Charter School Revolving Loan Fund RB for Arizona IDA Series 2019A (NR/A)
1,055,000	5.000	11/01/2024	1,082,777
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
395,000	3.500	07/01/2029	358,396
376,000	4.100	07/01/2034	341,399
1,096,000	4.750	07/01/2043	959,140
Glendale City Subordinate RB Refunding Series 2017 (A1/AA)
2,500,000	5.000	07/01/2028	2,767,313
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
535,000	4.000	05/15/2031	483,340
900,000	5.000	05/15/2041	805,009
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (NR/NR)
5,000,000	5.000	11/15/2042	4,789,117
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB)
380,000	4.000	02/15/2041	339,071
295,000	4.000	02/15/2046	250,468
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (NR/BB)(f)
300,000	4.000	07/01/2030	277,118
600,000	5.000	07/01/2040	567,446
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2021 A (NR/BB)(f)
500,000	4.000	07/01/2051	369,565
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(f)
250,000	5.000	10/01/2026	250,814
400,000	5.125	10/01/2030	405,085
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
200,000	4.000	07/01/2025	201,843
200,000	4.000	07/01/2026	203,248
200,000	4.000	07/01/2027	204,166
325,000	4.000	07/01/2028	333,157
250,000	4.000	07/01/2029	256,943
500,000	4.000	07/01/2034	505,640
700,000	5.000	07/01/2039	733,321
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)(f)
425,000	4.750	05/01/2030	407,951
225,000	5.500	05/01/2040	210,563

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
Arizona – (continued)
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (A3/BBB+)
$11,910,000	5.000%		12/01/2037		$12,424,184

					123,296,333

Arkansas – 0.3%
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (NR/A)
5,790,000	5.000		12/01/2047		6,057,601
4,630,000	3.200		12/01/2049		3,474,790
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
315,000	3.000		07/01/2032		274,426
310,000	3.125		07/01/2036		248,545
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
4,700,000	3.500		07/01/2038		4,650,075
Batesville Public Facilities Board RB Refunding for White River Health System Obligated Group Series 2020 (NR/BBB-)
700,000	5.000		06/01/2023		701,554
1,030,000	5.000		06/01/2024		1,045,555
1,215,000	5.000		06/01/2025		1,250,984
1,705,000	5.000		06/01/2026		1,784,484
1,770,000	5.000		06/01/2027		1,879,721
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (NR/BBB+)
550,000	5.000		08/01/2026		583,092
500,000	5.000		08/01/2028		526,046
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (Aa2/NR)
5,185,000	3.000		02/01/2024		5,186,307

					27,663,180

California – 8.2%
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (Aa2/AA)(g)
1,000,000	0.000		08/01/2037		593,703
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
670,000	4.000		09/01/2024		675,221
500,000	4.000		09/01/2025		507,451
370,000	4.000		09/01/2026		378,790
415,000	4.000		09/01/2027		423,292
410,000	4.000		09/01/2028		417,848
345,000	4.000		09/01/2029		350,668
Atwater Wastewater RB Refunding Series 2017 A (AGM) (NR/AA)
1,000,000	5.000		05/01/2040		1,063,255
Bay Area Toll Authority Bridge RB 2021 Series D (AA/AA)(e)
12,750,000	(SIFMA Municipal Swap Index Yield + 0.30%) 3.340		04/01/2027		12,446,421
Bay Area Toll Authority Bridge RB 2021 Series E (AA/AA)(e)
8,450,000	(SIFMA Municipal Swap Index Yield + 0.41%) 3.450		04/01/2028		8,184,059

Municipal Bonds – (continued)
California – (continued)
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
205,000		4.000		09/01/2023		205,485
210,000		4.000		09/01/2024		211,406
220,000		4.000		09/01/2025		222,973
230,000		4.000		09/01/2026		235,091
235,000		4.000		09/01/2027		240,202
255,000		4.000		09/01/2029		259,389
275,000		4.000		09/01/2031		277,714
290,000		4.000		09/01/2032		292,650
300,000		5.000		09/01/2033		315,901
215,000		5.000		09/01/2034		225,850
330,000		5.000		09/01/2035		345,410
345,000		3.000		09/01/2036		307,882
360,000		3.000		09/01/2037		314,982
370,000		3.000		09/01/2038		317,466
380,000		3.000		09/01/2039		322,026
1,160,000		5.000		09/01/2044		1,183,179
1,475,000		5.000		09/01/2049		1,495,896
California Community Choice Financing Authority Clean Energy Project RB Series 2022A (NR/NR)(a)(d)
25,000,000		4.000		08/01/2028		24,972,602
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/BBB-)
245,000		4.000		06/01/2049		243,320
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
270,000		5.000		06/01/2050		271,005
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/BBB+)
950,000		4.000		06/01/2049		881,349
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
225,000		5.000		06/01/2049		226,165
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(g)
2,375,000		0.000		06/01/2055		480,676
California County Tobacco Securitization Agency RB Refunding Series 2020 A (NR/BBB+)
825,000		4.000		06/01/2049		765,382
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB-)
1,095,000		5.000		06/01/2049		1,099,720
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)(g)
12,130,000		0.000		06/01/2055		2,040,735
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)(g)
45,220,000		0.000		06/01/2055		5,217,267

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (Aaa/AAA)
$5,000,000	5.250%	04/01/2040	$6,159,623
California Educational Facilities Authority RB for Stanford University Series 2014 U-6 (Aaa/AAA)
3,500,000	5.000	05/01/2045	4,178,054
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (Baa3/NR)
575,000	5.000	08/01/2040	591,651
550,000	5.000	08/01/2045	558,047
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A1/AA)
500,000	5.000	02/01/2042	518,453
California Health Facilities Financing Authority RB for Lucile Salter Packard Childrens Hospital at Stanford 2016 Series B (A1/A+)
10,000,000	5.000	08/15/2055	10,256,830
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A1/A+)
375,000	5.000	11/15/2028	415,299
350,000	5.000	11/15/2029	386,473
565,000	5.000	11/15/2030	619,671
1,010,000	5.000	11/15/2042	1,061,275
California Health Facilities Financing Authority RB Series 2017A (BBB+/Baa2)
5,800,000	5.000	08/15/2042	5,952,866
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A (NR/NR)(a)(d)(f)
20,000,000	3.650	01/31/2024	20,004,902
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (A3/NR)(a)(d)
4,500,000	1.200	06/01/2028	3,995,235
California Infrastructure & Economic Development Bank RB Series A (A-/NR)
1,095,000	4.000	05/01/2039	1,098,037
California Infrastructure & Economic Development Bank RB Series B (A-/NR)
3,790,000	4.000	05/01/2039	3,800,511
1,755,000	4.000	05/01/2040	1,744,291
2,140,000	4.000	05/01/2041	2,110,024
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/A-)
1,300,000	5.000	02/01/2034	1,381,933
1,150,000	5.000	02/01/2035	1,216,465
775,000	5.000	02/01/2042	801,655
1,125,000	5.000	02/01/2047	1,160,999
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
650,000	4.000	07/01/2031	655,916
1,830,000	4.000	07/01/2041	1,659,042
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
200,000	5.000	10/01/2026	209,891
200,000	5.000	10/01/2027	212,521

Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR) – (continued)
150,000	5.000	10/01/2028	161,239
225,000	5.000	10/01/2029	241,313
125,000	5.000	10/01/2030	133,772
225,000	5.000	10/01/2031	240,266
225,000	5.000	10/01/2032	239,585
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)(f)
430,000	5.000	10/01/2034	417,561
1,125,000	5.000	10/01/2039	1,062,189
1,035,000	5.000	10/01/2049	928,770
California Municipal Finance Authority Revenue Refunding Bonds for Eisenhower Medical Center Series 2017A (Baa2/NR)
4,275,000	5.000	07/01/2042	4,388,063
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
860,000	5.000	12/31/2023	868,495
800,000	5.000	12/31/2024	819,347
2,570,000	5.000	12/31/2026	2,710,225
2,005,000	5.000	06/30/2027	2,121,074
3,005,000	5.000	12/31/2027	3,199,136
12,225,000	5.000	12/31/2043	12,380,602
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-1 (NR\NR)
375,000	2.750	11/15/2027	339,738
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-2 (NR\NR)
645,000	2.125	11/15/2026	588,160
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (B+/NR)
3,625,000	4.000	07/15/2029	3,515,012
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (Baa3/NR)
400,000	5.000	06/01/2035	403,718
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (AMT) (NR/A-/A-2)
4,130,000	3.000	11/01/2025	4,067,511
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(f)
1,750,000	6.750	12/01/2028	1,278,474
14,195,000	7.500	12/01/2040	9,495,555
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB for Waste Management Project Series 2015A-3 (NR/A-)
4,000,000	4.300	07/01/2040	4,040,673
California Pollution Control Financing Authority VRD Solid Waste RB Series 2001A (A-/A-2/NR)(a)(d)
1,250,000	2.500	05/01/2024	1,236,647
California Pollution Control Financing Authority VRD Solid Waste RB Series 2003A (A-/A-2/NR)(a)(d)
3,500,000	2.500	05/01/2024	3,462,612

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2012 (NR/NR)(f)
$1,175,000	5.000%	07/01/2037	$1,175,245
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (NR/NR)(f)
2,750,000	5.000	07/01/2034	2,974,263
3,000,000	5.000	07/01/2035	3,210,812
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)(f)
13,845,000	5.000	07/01/2030	13,866,006
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)(f)
360,000	5.000	07/01/2023	360,747
445,000	5.000	07/01/2024	450,041
1,330,000	5.000	07/01/2029	1,399,192
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(f)
1,000,000	5.000	06/15/2040	961,975
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (BB-/NR)(f)
760,000	6.250	04/01/2052	760,845
California School Finance Authority Charter School RB for Classical Academies Oceanside Project Series 2022A (BBB-/NR)(f)
900,000	5.000	10/01/2042	932,382
California School Finance Authority Charter School RB for Classical Academies Vista Project Serires 2021 (NR/BBB-)(f)
450,000	4.000	10/01/2046	387,179
California School Finance Authority Charter School RB for Hawking Steam Charter School Project Series 2022 (NR/BB+)(f)
950,000	5.250	07/01/2052	910,246
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)(f)
1,000,000	6.250	06/01/2042	1,023,969
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)(f)
195,000	3.000	10/01/2030	184,901
500,000	5.000	10/01/2040	513,595
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)(f)
290,000	2.000	10/01/2025	276,598
400,000	3.000	10/01/2031	375,952
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)(f)
680,000	4.000	07/01/2030	647,813
1,250,000	5.000	07/01/2040	1,216,115
California School Finance Authority RB for iLEAD Lancaster Series 2021 A (ST INTERCEPT) (ST INTERCEPT) (NR/NR)(f)
435,000	5.000	06/01/2041	410,664

Municipal Bonds – (continued)
California – (continued)
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 B (NR/NR)(f)
400,000	4.875	06/01/2027	375,137
California School Finance Authority RB Refunding Series 2016 (NR/BBB)(f)
3,925,000	5.000	08/01/2046	3,938,520
California State Various Purpose GO Bonds Series 2017 (Aa2/AA-)
1,250,000	5.000	08/01/2046	1,311,579
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
130,000	5.000	09/01/2030	134,888
130,000	5.000	09/01/2037	133,125
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)(f)
1,375,000	7.250	09/01/2050	1,354,391
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
625,000	4.000	09/01/2041	577,855
530,000	4.000	09/01/2051	456,224
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
875,000	5.000	09/02/2034	946,349
595,000	5.000	09/02/2039	624,696
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
2,630,000	5.000	09/02/2033	2,829,770
875,000	5.000	09/02/2038	916,013
350,000	5.000	09/02/2043	360,658
1,040,000	5.000	09/02/2048	1,063,592
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 A (NR/NR)
3,781,000	5.000	09/02/2029	4,023,643
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 B (NR/NR)
645,000	4.000	09/02/2023	644,858
670,000	4.000	09/02/2024	669,288
1,500,000	5.000	09/02/2034	1,582,700
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)(f)
650,000	3.000	06/01/2029	587,258
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2014A (NR/BB)
2,975,000	5.250	12/01/2044	2,980,662
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/BBB+)
365,000	5.000	08/01/2028	391,938
300,000	5.000	08/01/2029	321,430
315,000	5.000	08/01/2030	337,245

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (NR/B)(f)
$400,000	5.000%	07/01/2024	$399,969
900,000	5.000	07/01/2029	895,170
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
150,000	5.000	04/01/2030	157,930
70,000	5.000	04/01/2031	73,708
385,000	4.000	04/01/2032	390,707
455,000	4.000	04/01/2034	458,774
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2021 A (NR/A-)
3,235,000	3.000	04/01/2037	2,762,199
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB-)
8,910,000	5.500	12/01/2054	8,915,964
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 B (NR/BB-)
7,000,000	6.000	12/01/2024	7,101,161
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (NR/BB-)(f)
1,725,000	5.000	12/01/2031	1,783,890
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,710,000	4.000	09/02/2028	1,721,148
1,250,000	5.000	09/02/2040	1,304,450
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
1,250,000	5.000	09/02/2038	1,308,591
1,500,000	5.000	09/02/2048	1,533,304
California Statewide Communities Development Authority Special Assessment for Statewide Community Infrastructure Program Series 2019 C (NR/NR)
345,000	4.000	09/02/2023	345,555
355,000	4.000	09/02/2024	356,849
1,015,000	4.000	09/02/2029	1,039,589
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
450,000	5.125	09/01/2042	460,628
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
5,025,000	5.000	05/15/2042	5,084,017
1,800,000	5.000	05/15/2047	1,811,393
California Statewide Communities Development Authority Student Housing Refunding RB for University of California Irvine East Campus Apartments Series 2016 (Baa1/NR)
1,175,000	5.000	05/15/2040	1,188,765

Municipal Bonds – (continued)
California – (continued)
California Statewide Community Development Authority Pollution Control Refunding RB 2010 Series A (NON-AMT) (A-/BBB+)
3,990,000	1.750	09/01/2029	3,420,465
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)(g)
22,510,000	0.000	06/01/2046	3,423,393
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
245,000	4.000	09/01/2027	251,635
250,000	4.000	09/01/2028	257,726
165,000	3.000	09/01/2037	138,408
170,000	3.000	09/01/2038	139,692
175,000	3.000	09/01/2039	141,564
180,000	3.000	09/01/2040	141,532
620,000	3.125	09/01/2044	475,320
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (Aa1/AA)(g)
3,500,000	0.000	06/01/2034	2,434,806
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
600,000	4.000	09/01/2042	554,141
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
825,000	4.000	09/01/2041	765,675
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)(f)
100,000	4.000	09/01/2026	100,598
150,000	4.000	09/01/2031	151,175
650,000	4.000	09/01/2036	627,216
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
575,000	5.000	09/01/2048	565,078
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
1,125,000	4.000	09/01/2029	1,152,390
1,275,000	4.000	09/01/2032	1,294,396
485,000	4.000	09/01/2040	454,446
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
2,000,000	5.250	09/01/2042	2,098,391
2,000,000	5.375	09/01/2047	2,092,905
City of Chino Public Financing Authority Local Agency Refunding Bonds Series 2019A (NR/NR)
225,000	4.000	09/01/2025	227,989
City of Dublin Community Facilities District No. 2015-1 Special Tax Bonds for Improvement Area No. 3 Series 2021 (NR/NR)
700,000	4.000	09/01/2045	619,475
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)(f)
1,000,000	5.000	09/01/2035	1,074,571
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (Aa2/AA)
3,750,000	5.000	05/15/2026	3,976,952
3,150,000	5.000	05/15/2028	3,446,140

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series F (Aa3/AA-)
$4,000,000	4.000%	05/15/2049	$3,818,781
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)(h)
5,000,000	5.000	05/15/2035	5,636,275
1,750,000	5.000	05/15/2036	1,950,996
1,250,000	5.000	05/15/2037	1,380,227
1,255,000	5.000	05/15/2038	1,378,412
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
305,000	4.000	09/01/2028	312,906
330,000	4.000	09/01/2030	336,135
150,000	3.000	09/01/2038	120,030
160,000	3.000	09/01/2039	125,590
City of Oroville RB for Oroville Hospital Series 2019 (NR/B+)
1,140,000	5.000	04/01/2024	1,146,790
1,325,000	5.000	04/01/2027	1,312,221
1,000,000	5.000	04/01/2029	982,040
1,250,000	5.000	04/01/2030	1,222,815
1,500,000	5.000	04/01/2031	1,462,925
City of Palm Desert Community Facilities District No. 2005-1 Special Tax Refunding Bonds Series 2021 A (NR/NR)
165,000	4.000	09/01/2030	168,068
190,000	4.000	09/01/2033	192,459
200,000	4.000	09/01/2036	196,379
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
670,000	4.000	09/02/2026	679,871
800,000	4.000	09/02/2031	814,615
City of Rancho Cordova Sunridge Anatolia Community Facilities District Special Tax Bonds Series 2016 (NR/NR)
1,280,000	4.000	09/01/2029	1,301,027
500,000	4.000	09/01/2030	506,184
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2026	104,357
100,000	5.000	09/01/2027	104,649
95,000	5.000	09/01/2028	99,403
95,000	5.000	09/01/2029	99,034
135,000	5.000	09/01/2031	140,158
245,000	5.000	09/01/2032	254,143
225,000	5.000	09/01/2033	233,101
145,000	5.000	09/01/2034	150,029
150,000	5.000	09/01/2035	154,716
680,000	5.000	09/01/2036	699,260
270,000	5.000	09/01/2037	276,864
245,000	5.000	09/01/2038	250,752
485,000	5.000	09/01/2039	495,387
City of Roseville CA ST Series 2019 (NR/NR)
85,000	4.000	09/01/2023	85,177
80,000	4.000	09/01/2024	80,525
150,000	4.000	09/01/2025	152,027
275,000	5.000	09/01/2026	291,520
210,000	5.000	09/01/2027	226,193
160,000	5.000	09/01/2028	174,081

Municipal Bonds – (continued)
California – (continued)
City of Roseville CA ST Series 2019 (NR/NR) – (continued)
170,000	5.000	09/01/2029	184,357
110,000	5.000	09/01/2030	118,594
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
325,000	3.000	09/01/2029	310,757
815,000	5.000	09/01/2034	874,702
445,000	5.000	09/01/2039	467,201
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
70,000	4.000	09/01/2024	70,421
95,000	4.000	09/01/2026	96,980
65,000	5.000	09/01/2030	70,594
190,000	4.000	09/01/2032	193,630
225,000	4.000	09/01/2034	227,227
265,000	4.000	09/01/2036	262,079
305,000	4.000	09/01/2038	294,873
330,000	4.000	09/01/2040	311,494
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
495,000	4.000	09/01/2028	507,668
City of San Francisco Airport Commission International Airport Second Series RB Series 2018E (A1/A+)
4,650,000	5.000	05/01/2048	4,907,011
City of San Francisco Airport Commission International Airport Second Series RB Series 2019A (A1/A+)
26,310,000	5.000	05/01/2049	27,171,139
City of Santa Paula Special Tax for Harvest Community Facilities District No. 1 Series 2020 (NR/NR)
600,000	5.000	09/01/2035	643,643
1,000,000	5.000	09/01/2040	1,046,127
City of Santee Community Facilities District No. 2017-1 Special Tax Bonds Series 2019 (NR/NR)
1,420,000	4.000	09/01/2044	1,300,298
City of Stockton Community Facilities District No. 2005-1 Special Tax Bonds Series 2019 (NR/NR)
320,000	2.000	09/01/2024	309,021
330,000	2.250	09/01/2026	311,106
350,000	2.375	09/01/2028	323,083
380,000	2.750	09/01/2031	347,355
405,000	3.000	09/01/2033	371,982
415,000	3.000	09/01/2034	377,333
270,000	3.000	09/01/2035	240,001
900,000	3.125	09/01/2037	772,153
740,000	3.125	09/01/2039	616,696
810,000	3.250	09/01/2041	660,953
City of Upland Community Facilities District No. 2015-1 Special Tax Improvement Area No. 1 Series 2019 B (NR/NR)
95,000	3.125	09/01/2037	84,093
700,000	3.250	09/01/2041	587,098
600,000	3.500	09/01/2049	495,252
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (NR/AA)
275,000	3.125	08/01/2035	269,067

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Community Facilities District of the Menifee Union School District Improvement Area Special Tax Bonds (NR/NR)
$850,000	5.000%	09/01/2042	$876,392
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
450,000	5.000	09/01/2034	477,596
725,000	5.000	09/01/2039	757,196
County of Los Angeles CA Community Facilities District NO 2021-01
2,250,000	5.000	09/01/2047	2,289,413
County of Sacramento RB Refunding for Airport System Series 2018 C (AMT) (A2/A+)
1,225,000	5.000	07/01/2039	1,283,754
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
1,165,000	5.000	09/01/2027	1,213,234
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
395,000	3.125	09/01/2044	299,792
1,630,000	3.125	09/01/2049	1,184,759
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (A/Baa2)
3,255,000	4.000	01/15/2046	3,042,700
Folsom Ranch Financing Authority Special Tax for City of Folsom Community Facilities District No. 21 Series 2021 (NR/NR)
415,000	4.000	09/01/2046	368,154
500,000	4.000	09/01/2050	432,692
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A/Baa2)
1,300,000	3.950	01/15/2053	1,165,175
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (BBB-/NR)
15,850,000	3.850	06/01/2050	14,311,383
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (A/NR)(b)
22,180,000	5.000	06/01/2028	25,341,020
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (ST APPROP) (A+/Aa3)(b)
13,395,000	5.000	06/01/2025	14,163,533
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (NR/AA)(f)
665,000	4.000	06/01/2036	684,178
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (NR/A-)
1,000,000	3.678	06/01/2038	935,573
Irvine Unified School District Community Facilities District Special Tax Bonds Series 2017 D (NR/NR)
1,390,000	5.000	03/01/2057	1,406,805
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
645,000	5.000	09/01/2025	671,692
645,000	5.000	09/01/2026	684,392

Municipal Bonds – (continued)
California – (continued)
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
475,000	5.000	09/01/2025	494,657
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
425,000	5.000	09/01/2026	450,249
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000	09/01/2025	181,975
175,000	4.000	09/01/2026	178,195
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2019 A (NR/NR)
350,000	5.000	09/01/2030	381,356
305,000	5.000	09/01/2032	330,097
360,000	5.000	09/01/2034	386,159
455,000	5.000	09/01/2036	480,549
Lammersville Joint Unified School District Improvement Community Facilities District No. 2014-1 Special Tax Bonds Series 2019 (NR/NR)
775,000	5.000	09/01/2043	798,964
2,500,000	5.000	09/01/2048	2,556,683
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (NR/AA)
3,000,000	3.500	09/01/2035	2,948,655
Lodi Unified School District GO Bonds Series 2021 (Aa2/NR)
3,300,000	3.000	08/01/2046	2,653,416
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (AMT) (Aa2/AA)
2,335,000	5.000	05/15/2034	2,524,973
Los Angeles Department of Airports Subordinated RB Series 2018 A (AMT) (Aa3/AA-)
7,000,000	5.250	05/15/2048	7,317,776
Los Angeles Department of Airports Subordinated RB Series 2018 C (AMT) (Aa3/AA-)
1,000,000	5.000	05/15/2035	1,059,302
Los Angeles Department of Airports Subordinated RB Series 2018 D (AMT) (Aa3/AA-)
6,000,000	5.000	05/15/2030	6,592,376
Los Angeles Unified School District 2014 GO Refunding Bonds Series C (A+/Aa3)
4,520,000	5.000	07/01/2027	4,671,001
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (AGC) (Aa3/AA)(g)
2,000,000	0.000	08/01/2037	1,164,258
4,500,000	0.000	08/01/2038	2,484,834
4,500,000	0.000	08/01/2039	2,361,282
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL) (NR/AA-)(g)
1,205,000	0.000	08/01/2026	1,093,590
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (Aa3/NR)(g)
2,510,000	0.000	08/01/2035	1,645,409
M-S-R Energy Authority Gas RB Series 2009 A (NR/BBB+)
3,750,000	6.500	11/01/2039	4,455,726

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
M-S-R Energy Authority Gas RB Series 2009 C (NR/BBB+)
$3,105,000	6.125%	11/01/2029	$3,394,151
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (Aa3/AA)
5,000,000	5.750	08/01/2035	5,389,113
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (A1/BBB+)(e)
4,025,000	(3M USD LIBOR + 0.72%) 4.188	07/01/2027	4,007,309
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A2/AA)
2,150,000	0.000(g)	08/01/2031	1,626,961
4,150,000	0.000(g)	08/01/2032	3,021,294
3,550,000	0.000(g)	08/01/2033	2,481,847
6,450,000	7.000	08/01/2038	7,522,783
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
590,000	4.000	09/01/2023	591,324
320,000	4.000	09/01/2024	322,187
400,000	4.000	09/01/2025	405,405
1,490,000	4.000	09/01/2026	1,520,568
305,000	4.000	09/01/2027	310,503
500,000	4.000	09/01/2028	508,764
River Islands Public Financing Authority CFD Improvement Area Subordinate Special Tax Refunding Bonds Series 2022B-1 (NR/NR)
1,800,000	5.000	09/01/2042	1,760,688
River Islands Public Financing Authority Community Facilities District No. 2021-1 Special Tax Series 2021 (NR/NR)
875,000	4.000	09/01/2041	757,881
555,000	4.000	09/01/2046	466,179
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
195,000	4.000	09/01/2027	199,077
205,000	4.000	09/01/2028	209,400
210,000	4.000	09/01/2029	214,114
220,000	4.000	09/01/2030	223,947
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000	09/01/2025	781,568
1,075,000	5.000	09/01/2026	1,142,085
1,000,000	5.000	09/01/2027	1,080,537
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
100,000	5.000	09/01/2031	107,697
185,000	5.000	09/01/2032	199,190
165,000	5.000	09/01/2033	177,068
175,000	4.000	09/01/2034	176,823
150,000	4.000	09/01/2035	150,386
125,000	3.000	09/01/2036	107,849
470,000	5.000	09/01/2039	492,638
250,000	3.250	09/01/2041	204,147
400,000	5.000	09/01/2045	411,976
1,000,000	5.000	09/01/2049	1,025,296

Municipal Bonds – (continued)
California – (continued)
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2021 (NR/NR)
850,000	2.500	09/01/2037	654,917
600,000	4.000	09/01/2041	565,413
4,480,000	4.000	09/01/2050	3,969,514
Sacramento City Unified School District GO RB Refunding Series 2015 (AGM) (NR/AA)
1,000,000	5.000	07/01/2029	1,026,576
Sacramento County Financing Authority RB Series 2007B (NATL) (AA-/Aa3)(e)
21,905,000	(3M USD LIBOR + 0.55%) 3.875	06/01/2034	21,323,240
San Diego Community College District 2016 GO Refunding Bonds (AAA/Aaa)(b)
5,500,000	5.000	08/01/2026	6,005,623
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (AMT) (A2/NR)
2,850,000	4.000	07/01/2039	2,844,463
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (AMT) (A2\NR)
10,950,000	4.000	07/01/2040	10,873,129
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (Aa2/AA-)(g)
5,000,000	0.000	07/01/2039	2,699,550
San Diego Unified School District GO Bonds for Election of 2012 Series 2013 C (Aa2/AA-)(b)
3,500,000	4.000	07/01/2023	3,512,390
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2013 A (AMT) (A1/A)
2,000,000	5.500	05/01/2028	2,002,712
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 G (AMT) (NR/A)
1,300,000	5.000	05/01/2027	1,392,324
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (NR/A-)
1,000,000	5.000	08/01/2033	1,069,245
San Jacinto Unified School District Financing Authority Special Tax RB Series 2019 (NR/NR)
500,000	5.000	09/01/2036	520,899
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL) (Baa2/NR)(g)
1,715,000	0.000	01/15/2026	1,561,558
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (NR/A)(b)
1,000,000	5.000	01/15/2025	1,047,476
State of California GO Bonds Various Purpose GO Refunding Bonds (Aa2\AA-)
5,000,000	5.000	11/01/2031	5,945,676
State of California Various Purpose GO Refunding Bonds (Aa2/AA-)
10,775,000	4.000	03/01/2037	11,238,426
Stockton Unified School District GO Refunding Bonds Series 2016 (Aa3/A+)
2,735,000	5.000	08/01/2025	2,900,327

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A)
$885,000	5.000%	06/01/2026	$930,785
1,180,000	5.000	06/01/2027	1,258,669
920,000	5.000	06/01/2028	996,711
1,780,000	5.000	06/01/2029	1,952,513
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A-)
1,745,000	5.000	06/01/2032	1,922,049
870,000	5.000	06/01/2034	949,112
435,000	5.000	06/01/2035	471,229
870,000	5.000	06/01/2036	935,945
870,000	5.000	06/01/2039	922,706
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (NR/BBB-)
2,715,000	5.000	06/01/2048	2,759,384
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)(g)
7,975,000	0.000	06/01/2054	1,462,204
Town of Tiburon Special Assessment for Assessment District No. 2017-1 Series 2021 A (NR/NR)
475,000	2.375	09/02/2041	323,277
1,050,000	2.500	09/02/2046	685,333
Transbay Joint Powers Authority Senior Tax Allocation Bonds Series 2020A (NR/NR)
1,200,000	5.000	10/01/2026	1,277,625
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
580,000	5.000	10/01/2029	645,223
490,000	5.000	10/01/2030	547,110
1,025,000	5.000	10/01/2031	1,140,020
880,000	5.000	10/01/2033	967,920
615,000	5.000	10/01/2035	663,651
705,000	5.000	10/01/2036	753,037
880,000	5.000	10/01/2037	934,374
880,000	5.000	10/01/2038	932,297
880,000	5.000	10/01/2039	928,487
970,000	5.000	10/01/2040	1,018,594
950,000	5.000	10/01/2045	984,734
205,000	2.400	10/01/2049	195,781
995,000	5.000	10/01/2049	1,020,962
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL) (Baa2/AA-)(g)
1,175,000	0.000	08/01/2025	1,090,408
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
800,000	5.000	09/01/2047	812,067

			669,189,476

Municipal Bonds – (continued)
Colorado – 4.0%
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (Aa2/NR)
6,910,000	5.250	12/01/2040	7,408,432
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (ST AID WITHHLDG) (NR/NR)(b)
325,000	5.250	12/01/2026	358,133
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,425,000	4.700	12/01/2047	1,161,242
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
2,975,000	5.500	12/01/2050	2,648,728
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)(c)(f)
1,855,000	0.000	12/01/2049	1,554,645
Board of Governors of Colorado State University System RB Refunding Series 2017 C (ST HGR ED INTERCEPT PROG) (ST HGR ED INTERCEPT PROG) (NR/NR)(b)
9,555,000	5.000	03/01/2028	10,771,764
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000	5.000	12/01/2037	514,180
Brighton Crossing Metropolitan District No. 6 GO Bonds Series 2020 A (NR/NR)
525,000	5.000	12/01/2035	499,962
515,000	5.000	12/01/2040	472,061
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)(f)
1,120,000	5.000	12/01/2040	1,066,851
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000	5.250	12/01/2038	975,286
Chambers Highpoint Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
515,000	5.000	12/01/2041	468,822
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (Aa1/AA+)
3,510,000	6.000	12/15/2029	4,080,090
10,805,000	6.000	12/15/2030	12,533,832
City Center West Residential Metropolitan District No. 2 GO Bonds Senior Series 2019 A (NR/NR)
1,035,000	5.000	12/01/2049	927,027
City of Denver Airport System Subordinate RB Series 2018A (AMT) (A1/A)
11,000,000	5.250	12/01/2043	11,552,333
City of Denver Aviation Airport System RB Series 2022D (Aa3/AA-)
5,500,000	5.000	11/15/2053	5,777,257
City of Denver RB for Department of Aviation Airport System Series 2022A (AMT) (Aa3/A+)
5,000,000	5.500	11/15/2053	5,471,407
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (NR/NR)
900,000	4.000	10/01/2056	718,463

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Educational & Cultural Facilities Authority RB for Aspen View Academy, Inc. Series 2021 (Baa3/NR)
$150,000	4.000%	05/01/2036	$140,309
150,000	4.000	05/01/2041	131,433
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (ST INTERCEPT) (Ba2/NR)(f)
300,000	5.000	02/01/2034	292,154
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)(f)
1,100,000	5.000	10/01/2029	1,123,697
2,500,000	5.000	10/01/2039	2,402,260
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (Baa3/NR)
305,000	4.000	11/01/2029	298,472
400,000	5.000	11/01/2039	400,608
Colorado Educational & Cultural Facilities Authority RB Refunding for West Ridge Academy Charter School Project Series 2019 A (MORAL OBLG) (Aa3/NR)
325,000	5.000	06/01/2049	327,051
350,000	5.000	06/01/2054	351,924
Colorado Educational and Cultural Facilities Authority Charter School RB for James Irwin Educational Foundation Project Series 2022 (NR/BBB)
650,000	5.000	09/01/2052	652,499
Colorado Educational and Cultural Facilities Authority Charter School RB for STEM School Project Series 2019 (NR/Baa3)
700,000	5.000	11/01/2049	684,874
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
3,040,000	6.000	07/01/2036	2,881,682
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
1,925,000	6.000	07/01/2031	1,903,822
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-1 (Baa1/A-)
3,965,000	5.000	08/01/2025	4,126,855
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-2 (Baa1/A-)
145,000	5.000	08/01/2037	153,139
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (Baa1/A-)
6,400,000	5.500	11/01/2047	6,926,215
8,000,000	5.250	11/01/2052	8,444,587
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
1,800,000	4.000	09/01/2050	1,524,061
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)(e)
21,534,543	5.000	07/01/2057	16,918,775
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (Aa2/AA)
3,900,000	4.000	11/15/2043	3,787,038

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
1,000,000	5.000	08/01/2030	1,101,706
270,000	5.000	08/01/2035	290,060
3,010,000	4.000	08/01/2044	2,752,972
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
1,000,000	5.000	08/01/2035	1,074,298
2,500,000	5.000	08/01/2036	2,660,353
1,500,000	5.000	08/01/2038	1,578,167
3,035,000	5.000	08/01/2039	3,172,585
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (NR/NR)(b)
1,150,000	5.000	06/01/2027	1,269,637
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (NR/A+)
1,730,000	4.000	11/01/2039	1,693,799
12,310,000	5.000	11/01/2039	13,010,799
6,105,000	5.000	11/01/2044	6,328,104
Colorado Health Facilities Authority RB Refunding for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (Aa3/AA-)
2,640,000	4.000	01/01/2036	2,724,954
Colorado Health Facilities Authority RB Series 2019A (NR/A+)
1,225,000	5.000	11/01/2025	1,291,704
Colorado Health Facilities Authority RB Series 2019A-2 (A-/ Baa1)
3,495,000	4.000	08/01/2049	3,117,868
Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds Series 2017 C (Aa2/AA)
6,100,000	5.000	03/01/2043	6,537,233
Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds Series 2017 C (NR/NR)(b)
8,205,000	5.000	03/01/2028	9,229,533
Conestoga Metropolitan District LT GO Refunding & Improvement Bonds Series 2021A3 (NR/NR)
775,000	5.250	12/01/2051	679,667
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
3,210,000	4.000	12/01/2029	2,958,712
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
889,000	5.000	12/01/2039	847,374
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Senior Bonds Series 2021A (NR/NR) (NR/NR)(f)
740,000	5.000	12/01/2029	681,609
1,940,000	5.500	12/01/2039	1,705,731
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)(f)
2,730,000	5.000	12/01/2029	2,528,515
3,105,000	5.500	12/01/2039	2,758,538
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A2/A)
1,500,000	5.000	12/01/2038	1,580,909

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver City & County Airport RB Series 2013 A (AMT) (A2/A)
$5,000,000	5.500%	11/15/2029	$5,053,649
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (NR/B)
27,295,000	5.000	10/01/2032	26,829,847
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)(f)
5,145,000	5.000	12/01/2026	5,446,439
5,285,000	5.000	12/01/2027	5,667,569
Denver Convention Center Hotel Authority Convention Center Hotel Senior Revenue Refunding Bonds Series 2016 (BBB-/ Baa2)
1,235,000	5.000	12/01/2033	1,270,497
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
640,000	5.000	12/01/2030	663,707
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
300,000	5.000	12/01/2031	310,512
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
765,000	5.000	12/01/2024	784,403
205,000	5.000	12/01/2025	213,688
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)(f)
4,760,000	5.000	12/01/2024	4,880,728
1,000,000	5.000	12/01/2034	1,054,888
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
880,000	5.000	12/01/2030	956,553
3,500,000	5.000	12/01/2032	3,776,675
Denver Urban Renewal Authority 9th & Colorado Urban Redevelopment Area RB Series 2018 A (NR/NR)(f)
4,355,000	5.250	12/01/2039	4,392,419
E-470 Public Highway Authority RB Refunding Series 2010 A (AGM-CR) (A2/AA)(g)
1,500,000	0.000	09/01/2035	977,192
E-470 Public Highway Authority RB Refunding Series 2020 A (A2/A)
2,335,000	5.000	09/01/2036	2,633,603
E-470 Public Highway Authority RB Series 2010 A (A2/A)(g)
6,000,000	0.000	09/01/2040	2,877,232
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR/NR)(f)
2,800,000	5.550	12/01/2047	2,816,516
First Creek Village Metropolitan District GO Bonds Series 2019 A (Ba1/NR)
175,000	3.000	12/01/2029	153,297
Glen Metropolitan District GO LT Bonds Series 2021 (NR/NR) (NR/NR)
570,000	3.750	12/01/2034	461,699
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
650,000	4.000	12/01/2031	580,464

Municipal Bonds – (continued)
Colorado – (continued)
Hogback Metropolitan District LT GO Bonds Series 2021A3 (NR/NR) (NR/NR)
725,000	5.000	12/01/2041	659,992
1,550,000	5.000	12/01/2051	1,335,148
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2039	857,652
Indy Oak TOD Metropolitan District GO Bonds Series 2020 A (NR/NR)(f)
1,070,000	5.500	12/01/2050	1,003,055
Johnstown Plaza Metropolitan District LT GO Refunding and Improvement Bonds Series 2022 (NR/NR)
9,236,000	4.250	12/01/2046	7,429,711
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
1,375,000	5.000	12/01/2039	1,313,520
1,000,000	5.000	12/01/2049	912,211
Mayfield Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,185,000	5.750	12/01/2050	1,151,678
Meridian Ranch Metropolitan District GO LT Bonds Series 2022 (NR/NR)
1,105,000	6.500	12/01/2042	1,090,849
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,380,000	5.000	12/01/2039	1,309,583
Morgan Hill Metropolitan District GO LT Refunding & Improvement Bonds Senior Series 2021A (NR/NR)
2,940,000	3.500	12/01/2041	2,201,877
Mulberry Metropolitan District LT GO Bonds Series 2022A (NR/NR)
2,450,000	7.000	12/01/2052	2,494,636
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500	12/01/2048	479,729
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
160,000	4.000	12/01/2023	160,853
175,000	4.000	12/01/2024	176,867
100,000	4.000	12/01/2025	101,638
315,000	4.000	12/01/2026	321,592
290,000	4.000	12/01/2029	295,432
205,000	4.000	12/01/2030	207,479
225,000	4.000	12/01/2031	226,692
Peak Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)(f)
500,000	4.000	12/01/2035	424,057
500,000	5.000	12/01/2041	457,779
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
925,000	5.000	12/01/2040	875,099
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
650,000	5.000	12/01/2049	596,158
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)(b)
1,000,000	5.625	12/01/2023	1,046,697

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A2/A-)
$2,000,000	6.250%	11/15/2028	$2,173,871
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
5,000,000	5.000	12/01/2039	4,758,514
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
1,250,000	4.000	12/01/2036	1,048,266
2,000,000	4.000	12/01/2041	1,547,182
Reata Ridge Village Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
899,000	5.000	12/01/2049	819,732
Regional Transportation District Private Activity Bonds for Denver Transit Partners Eagle P3 Project Series 2020 (Baa1\NR)
450,000	5.000	07/15/2028	483,816
715,000	5.000	01/15/2029	772,744
400,000	5.000	07/15/2029	434,699
500,000	5.000	01/15/2030	545,450
350,000	5.000	07/15/2030	383,718
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
850,000	5.000	12/01/2049	780,855
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
2,875,000	5.000	12/01/2039	2,739,747
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)(b)
386,000	4.500	12/01/2023	401,738
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,240,000	5.000	12/01/2049	1,193,977
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
75,000	5.000	12/01/2025	78,961
125,000	5.000	12/01/2026	134,108
150,000	5.000	12/01/2027	163,564
235,000	5.000	12/01/2028	260,608
175,000	5.000	12/01/2029	196,992
300,000	4.000	12/01/2030	322,064
300,000	4.000	12/01/2031	321,846
375,000	4.000	12/01/2032	400,904
220,000	4.000	12/01/2034	232,856
325,000	4.000	12/01/2039	328,622
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	461,907
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (Ba1/NR)
1,000,000	5.000	12/01/2037	981,803
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (Ba1/NR)
100,000	3.500	12/01/2027	93,326
115,000	5.000	12/01/2037	112,908
325,000	5.000	12/01/2047	303,233

Municipal Bonds – (continued)
Colorado – (continued)
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	975,557
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (A3/NR)
350,000	5.000	12/01/2032	380,191
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
1,805,000	3.750	12/01/2040	1,448,621
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
925,000	4.150	12/01/2030	873,119
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (NR/AA)
195,000	5.000	12/01/2026	210,616
205,000	5.000	12/01/2027	225,413
210,000	5.000	12/01/2028	234,627
210,000	5.000	12/01/2029	237,748
215,000	5.000	12/01/2030	242,539
230,000	5.000	12/01/2031	259,193
250,000	5.000	12/01/2032	281,233
255,000	5.000	12/01/2033	285,997
285,000	5.000	12/01/2034	316,886
100,000	5.000	12/01/2035	110,345
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (NR/AA)
115,000	5.000	12/15/2023	116,632
135,000	5.000	12/15/2026	144,226
125,000	5.000	12/15/2027	133,542
125,000	5.000	12/15/2028	133,564
125,000	5.000	12/15/2029	133,499
125,000	5.000	12/15/2030	133,520
135,000	5.000	12/15/2031	144,155
160,000	5.000	12/15/2032	170,767
Vauxmont Metropolitan District Senior LT GO Special Revenue Refunding Bonds Series 2020 (NR/AA)
200,000	5.000	12/01/2024	206,873
180,000	5.000	12/01/2025	190,453
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,000,000	5.000	12/01/2040	920,649
Wild Plum Metropolitan District GO Bonds Series 2019 A (NR/NR)(b)
595,000	5.000	12/01/2024	630,566
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,230,000	5.375	12/01/2048	1,169,994

			325,726,894

Connecticut – 1.5%
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
450,000	5.000	08/01/2026	478,981
965,000	5.000	08/01/2027	1,042,082
1,165,000	5.000	08/01/2028	1,272,809

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – (continued)
City of New Haven GO Bonds Series 2018 A (NR/BBB+) – (continued)
$750,000	5.500%	08/01/2029	$841,535
350,000	5.500	08/01/2030	391,478
525,000	5.500	08/01/2031	585,505
500,000	5.500	08/01/2032	556,920
405,000	5.500	08/01/2033	450,190
City of New Haven GO Refunding Bonds Series 2019 B (AGM) (A2/AA)
600,000	5.000	02/01/2027	648,031
1,050,000	5.000	02/01/2028	1,155,707
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)(f)
1,500,000	11.000	12/01/2027	1,535,969
Connecticut Health & Educational Facilities Authority RB for University of Hartford Series N (NR/BBB-)
375,000	5.000	07/01/2024	378,100
Connecticut State GO Bonds Series 2018 C (Aa3/A+)
680,000	5.000	06/15/2028	768,306
Connecticut State GO Refunding Bonds Series 2017 B (Aa3/A+)
5,000,000	5.000	04/15/2028	5,629,405
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (NR/NR)(f)
400,000	5.000	01/01/2030	400,134
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BBB-)
575,000	5.000	07/01/2026	591,849
440,000	5.000	07/01/2027	456,347
530,000	5.000	07/01/2028	553,246
485,000	5.000	07/01/2029	508,521
875,000	5.000	07/01/2030	913,564
645,000	5.000	07/01/2031	671,221
575,000	5.000	07/01/2032	596,901
475,000	5.000	07/01/2033	491,215
450,000	5.000	07/01/2034	462,724
870,000	4.000	07/01/2039	762,836
Great Pond Improvement District RB for Great Pond Phase 1 Project Series 2019 (NR/NR)(f)
3,645,000	4.750	10/01/2048	3,236,108
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (Aa3/AA)
5,540,000	5.000	11/01/2026	6,034,590
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (NR/CCC+)(f)
3,750,000	7.000	02/01/2045	3,755,132
State of Connecticut GO Bonds 2020 Series A (Aa3/A+)
5,000,000	4.000	01/15/2036	5,236,012
State of Connecticut GO Bonds Series 2018 (Aa3/A+)
1,770,000	5.000	06/15/2027	1,957,317
755,000	5.000	06/15/2029	848,426
State of Connecticut GO Refunding Bonds 2018 Series B (Aa3/AA-)
135,000	5.000	04/15/2028	151,994

Municipal Bonds – (continued)
Connecticut – (continued)
State of Connecticut GO Unlimited Bonds Series 2019 A (Aa3/A+)
1,500,000	5.000	04/15/2025	1,574,695
1,215,000	5.000	04/15/2028	1,367,946
1,000,000	5.000	04/15/2035	1,127,117
1,000,000	5.000	04/15/2036	1,117,167
1,000,000	5.000	04/15/2039	1,090,781
State of Connecticut Health & Educational Facilities Authority RB Series B (AA-/AA-)(a)(d)
2,290,000	1.800	07/01/2024	2,233,732
State of Connecticut Health and Educational Facilities Authority for Yale University Issue RB Series U-2 (Aaa/WR\AAA)(a)(d)
15,000,000	1.100	02/11/2025	14,445,234
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BBB-)
2,285,000	5.375	07/01/2052	2,254,024
State of Connecticut State Revolving Fund RB Series 2017 A (Aaa/AAA)
9,655,000	5.000	05/01/2036	10,457,636
State of Connecticut State Revolving Fund RB Series 2019 A (Aaa/AAA)
5,000,000	5.000	02/01/2032	5,730,710
4,000,000	5.000	02/01/2033	4,574,527
14,215,000	5.000	02/01/2036	15,980,792
8,640,000	5.000	02/01/2037	9,635,080
6,295,000	5.000	02/01/2039	6,953,819
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)(f)
480,000	4.000	04/01/2036	417,832
400,000	4.000	04/01/2041	326,053
West Haven GO Bonds Series 2017 A (Baa3/BBB)
325,000	5.000	11/01/2025	343,195
325,000	5.000	11/01/2026	350,769
325,000	5.000	11/01/2027	357,096
West Haven GO Bonds Series 2017 B (Baa3/BBB)
645,000	5.000	11/01/2024	666,806
240,000	5.000	11/01/2026	259,030

			124,627,196

Delaware – 0.2%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR\BB)
370,000	3.000	06/01/2032	310,786
450,000	4.000	06/01/2042	363,296
Delaware Economic Development Authority Charter Schools RB Series 2021 (BBB+/NR)
1,350,000	4.000	09/01/2041	1,232,482
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (NR/BBB)
700,000	5.000	06/01/2025	725,602
760,000	5.000	06/01/2026	803,367
725,000	5.000	06/01/2027	776,044
600,000	5.000	06/01/2029	655,204

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Delaware Health Facilities Authority Revenue Refunding Bonds for Christiana Care Health System Series 2020A (Aa2/AA+)
$5,000,000	5.000%	10/01/2040	$5,334,420
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (NR/BBB-)
390,000	4.000	08/01/2029	386,074
615,000	5.000	08/01/2039	611,161
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (NR/BBB+)
530,000	4.000	09/01/2030	534,939
1,550,000	5.000	09/01/2040	1,603,576
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
483,000	4.000	07/01/2023	483,349
521,000	4.000	07/01/2024	522,079
538,000	4.000	07/01/2025	540,536
585,000	4.000	07/01/2026	589,315
647,000	4.000	07/01/2027	653,598
2,137,000	4.000	07/01/2030	2,131,701
University of Delaware RB Series 2015 (WR/AA+)(b)
1,805,000	5.000	05/01/2025	1,897,783

			20,155,312

District of Columbia – 1.3%
District of Columbia GO Refunding Bonds Series 2017 A (Aaa/ AA+)
10,000,000	5.000	06/01/2035	10,936,178
District of Columbia Income Tax Secured RB Series 2022A (Aa1/AAA)
5,660,000	5.500	07/01/2047	6,529,432
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2015A (NR/AA-)
12,000,000	5.000	10/01/2034	12,179,903
District of Columbia Private Activity RB Series 2022A (NR/NR)
1,750,000	5.500	02/28/2037	1,858,391
District of Columbia RB for International School Series 2019 (NR/BBB)
860,000	5.000	07/01/2039	878,608
District of Columbia RB for KIPP DC Obligated Group Series 2019 (NR/BBB+)
1,275,000	4.000	07/01/2039	1,164,013
District of Columbia RB Refunding for National Public Radio, Inc. Series 2020 (A2/A+)
1,250,000	2.532	04/01/2029	1,118,970
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A3/A-)
135,000	6.500	05/15/2033	138,043
District of Columbia Water and Sewer Authority Public Utility Subordinate Lien Multimodel RB Series 2022E (Aa2\AA+)(a)(d)
2,875,000	3.000	10/01/2027	2,834,285
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2018A (Aa3/AA-)
6,375,000	5.000	10/01/2033	6,871,003
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2019A (AMT) (AA-/Aa3)
7,500,000	5.000	10/01/2044	7,848,981

Municipal Bonds – (continued)
District of Columbia – (continued)
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2020B (Aa3/AA-)
1,555,000	5.000	10/01/2029	1,796,112
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
19,325,000	5.000	10/01/2026	20,601,511
Metropolitan Washington Airports Authority Dulles Toll Road RB Refunding First Senior Lien for Dulles Metrorail and Capital Improvement Project Series 2019 A (A2/A)
1,060,000	5.000	10/01/2031	1,175,877
850,000	5.000	10/01/2033	939,411
850,000	5.000	10/01/2034	937,980
850,000	5.000	10/01/2035	930,291
1,375,000	5.000	10/01/2036	1,491,677
850,000	5.000	10/01/2037	914,567
850,000	5.000	10/01/2038	909,403
1,275,000	5.000	10/01/2039	1,356,298
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A2/AA)
2,130,000	3.000	10/01/2050	1,586,646
1,160,000	4.000	10/01/2053	1,099,866
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (Baa2/A-)
925,000	5.000	10/01/2047	963,132
1,550,000	4.000	10/01/2053	1,404,913
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds for Dulles Metrorail & Capital Improvement Projects Series 2019B (Baa2/A-)
9,000,000	4.000	10/01/2049	8,294,654
Washington Metropolitan Airports Authority Airport System Revenue Refunding Bonds Series 2015B (AMT) (Aa3/AA-)
5,620,000	5.000	10/01/2035	5,786,258
Washington Metropolitan Airports Authority Airport System Revenue Refunding Bonds Series 2019B (AMT) (Aa3/AA-)
2,445,000	5.000	10/01/2026	2,654,695

			105,201,098

Florida – 11.8%
Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
915,000	5.375	06/15/2042	908,224
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA)
5,000,000	3.250	05/01/2036	4,669,743
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
705,000	4.000	05/01/2025	698,518
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
75,000	4.000	05/01/2024	74,710
215,000	4.500	05/01/2029	215,557
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
480,000	2.875	05/01/2025	463,808
1,420,000	3.625	05/01/2040	1,140,489
1,725,000	4.000	05/01/2051	1,317,842

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Series 2022 (NR/BBB) (NR/NR)
$2,250,000	4.000%	10/01/2040	$1,825,701
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
190,000	3.500	05/01/2024	188,197
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
360,000	2.500	05/01/2024	356,750
370,000	3.000	05/01/2025	361,839
380,000	3.000	05/01/2026	372,914
395,000	3.125	05/01/2027	390,159
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
185,000	4.250	05/01/2027	183,208
335,000	4.750	05/01/2036	326,472
Arbors Community Development District Capital Improvement RB Series 2023 (NR/NR)
600,000	4.500	05/01/2030	601,347
1,000,000	5.400	05/01/2043	1,006,132
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
230,000	4.125	05/01/2023	229,949
Arlington Ridge Community Development District Special Assessment RB Series 2019 (NR/NR)
250,000	3.600	05/01/2029	239,820
315,000	4.000	05/01/2036	286,952
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
140,000	3.125	11/01/2024	137,572
990,000	3.500	11/01/2030	903,063
1,705,000	4.000	11/01/2040	1,460,388
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(f)
215,000	4.200	05/01/2024	214,547
630,000	4.550	05/01/2029	632,816
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)(f)
400,000	2.500	05/01/2026	378,673
500,000	3.000	05/01/2031	441,915
425,000	3.200	05/01/2041	322,939
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)(f)
205,000	2.500	05/01/2026	194,070
315,000	3.000	05/01/2031	278,406
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
70,000	3.350	11/01/2024	69,090
200,000	3.700	11/01/2029	192,077
695,000	4.125	11/01/2039	613,701
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
135,000	5.000	05/01/2028	136,460

Municipal Bonds – (continued)
Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
200,000	3.000	05/01/2032	172,626
220,000	3.375	05/01/2041	169,839
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
390,000	5.375	05/01/2028	397,156
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
165,000	2.250	05/01/2026	154,212
435,000	2.750	05/01/2031	372,614
Avalon Park West Community Development District Special Assessment RB for Pasco County Project Area Series 2022 (NR/NR)
500,000	5.500	05/01/2042	506,280
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
335,000	2.500	05/01/2025	322,650
320,000	3.250	05/01/2030	298,382
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (NR/A-)
175,000	2.500	05/01/2023	174,946
180,000	2.500	05/01/2024	178,920
185,000	3.000	05/01/2025	181,770
190,000	3.000	05/01/2026	186,364
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
800,000	4.500	05/01/2030	787,602
1,300,000	5.375	05/01/2043	1,249,800
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(f)
65,000	3.625	06/01/2024	64,424
450,000	4.000	06/01/2030	433,059
Babcock Ranch Community Independent Special District Special Assessment Area 2C Series 2020 (NR/NR)
310,000	2.500	05/01/2025	297,977
285,000	3.000	05/01/2030	259,821
775,000	4.000	05/01/2040	690,777
Babcock Ranch Community Independent Special District Special Assessment Area 3A Series 2020 (NR/NR)
480,000	2.500	05/01/2025	461,384
250,000	3.000	05/01/2030	227,913
Babcock Ranch Community Independent Special District Special Assessment Area 3B Series 2020 (NR/NR)
155,000	2.500	05/01/2025	148,988
145,000	3.000	05/01/2030	132,190
385,000	4.000	05/01/2040	343,160
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
205,000	5.000	11/01/2031	207,144
100,000	5.250	11/01/2046	98,677

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(f)
$130,000	4.000%	11/01/2024	$129,413
360,000	4.500	11/01/2029	362,065
Babcock Ranch Community Independent Special District Special Assessment RB Series 2022 (NR/NR)
2,000,000	4.250	05/01/2032	1,937,722
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
360,000	2.375	05/01/2026	338,144
Bannon Lakes Community Development District Special Assessment RB for St. Johns County Series 2016 (NR/NR)
50,000	4.500	11/01/2025	50,078
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
175,000	5.000	11/01/2036	175,082
305,000	5.000	11/01/2048	284,602
Bannon Lakes Community Development District Special Assessment RB Series 2022 (NR\NR)
350,000	3.300	05/01/2032	308,357
1,385,000	4.000	05/01/2042	1,166,063
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A-)
525,000	4.250	05/01/2029	539,525
465,000	4.500	05/01/2035	469,875
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
455,000	4.500	05/01/2025	455,556
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
125,000	2.500	05/01/2023	124,951
125,000	2.750	05/01/2024	124,394
90,000	3.000	05/01/2025	88,394
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
315,000	3.500	05/01/2023	315,112
325,000	3.500	05/01/2024	326,185
340,000	3.500	05/01/2025	339,297
350,000	3.500	05/01/2026	350,376
365,000	3.500	05/01/2027	365,550
Bellagio Community Development District Special Assessment Bonds Series 2016 (NR/BBB)
160,000	2.750	11/01/2023	158,871
170,000	3.000	11/01/2025	164,856
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
630,000	2.625	05/01/2025	607,111
1,075,000	3.250	05/01/2030	973,443
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
190,000	2.500	12/15/2025	180,615
325,000	3.125	12/15/2030	297,978
Berry Bay Community Development District Special Assessment RB Series 2023 (NR/NR)
1,000,000	5.500	05/01/2043	1,003,790

Municipal Bonds – (continued)
Florida – (continued)
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
75,000	3.000	06/15/2025	72,593
465,000	3.250	06/15/2030	421,269
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
165,000	3.500	06/15/2024	163,279
1,000,000	4.000	06/15/2032	948,510
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
295,000	2.500	05/01/2026	277,569
455,000	3.000	05/01/2031	396,282
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
245,000	2.875	05/01/2025	235,622
1,130,000	3.250	05/01/2031	1,012,006
500,000	3.625	05/01/2040	402,282
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR\NR)
400,000	3.000	06/15/2032	341,725
1,095,000	3.250	06/15/2042	808,246
Bridgewater North Community Development District Capital Improvement RB Series 2022 (NR\NR)
1,000,000	4.000	05/01/2042	837,689
Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR)
425,000	2.375	05/01/2026	398,829
500,000	2.850	05/01/2031	432,003
Brookstone Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
320,000	4.375	05/01/2027	317,999
350,000	4.750	05/01/2032	346,961
Broward County Port Facilities RB Series 2019A (A1/A)
1,005,000	5.000	09/01/2037	1,093,091
1,050,000	5.000	09/01/2038	1,137,388
Broward County Port Facilities RB Series 2019B (A1/A)
3,520,000	4.000	09/01/2039	3,504,385
Broward County Port Facilities RB Series 2019B (AMT) (A1/A)
4,700,000	4.000	09/01/2049	4,335,001
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
400,000	4.750	05/01/2027	397,502
400,000	5.250	05/01/2032	396,004
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
665,000	5.250	05/01/2042	656,299
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
105,000	3.250	12/15/2024	102,923
1,280,000	3.500	12/15/2030	1,165,361
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)(f)
28,215,000	5.250	12/01/2058	25,501,696

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)(f)
$610,000	4.000%	07/01/2041	$496,287
760,000	4.000	07/01/2051	560,908
Capital Trust Agency, Inc. RB for Imagine Charter School at North Manatee Series 2021 A (NR/NR)(f)
230,000	3.250	06/01/2031	197,019
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (Ba1/NR)(f)
320,000	3.000	12/15/2029	291,281
645,000	5.000	12/15/2039	614,751
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)(f)
900,000	4.000	12/01/2028	838,797
1,375,000	5.250	12/01/2043	1,301,927
Capital Trust Agency, Inc. RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)(f)
880,000	4.500	01/01/2035	795,335
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (NR/A-)
558,000	4.250	05/01/2031	564,323
Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
130,000	2.250	05/01/2026	121,396
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (NR/BBB)
110,000	3.500	11/01/2025	109,003
115,000	3.500	11/01/2026	114,350
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
235,000	2.500	05/01/2023	234,882
245,000	2.500	05/01/2024	242,941
250,000	3.000	05/01/2025	244,990
255,000	3.000	05/01/2026	250,227
600,000	4.250	05/01/2037	582,804
Century Gardens Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
66,000	3.875	11/01/2024	65,408
189,000	4.200	11/01/2029	186,221
750,000	5.000	11/01/2049	694,954
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
85,000	3.000	05/01/2025	82,173
625,000	3.375	05/01/2031	561,192
590,000	3.750	05/01/2040	481,369
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
290,000	2.400	05/01/2026	272,042
650,000	2.875	05/01/2031	560,590
740,000	3.350	05/01/2041	562,726
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)(f)
350,000	2.500	05/01/2026	329,606
260,000	3.000	05/01/2031	226,922

Municipal Bonds – (continued)
Florida – (continued)
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(f)
345,000	2.625	05/01/2025	331,186
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
100,000	3.250	05/01/2025	97,573
360,000	3.750	05/01/2030	335,125
975,000	4.250	05/01/2040	860,015
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
1,430,000	3.250	05/01/2041	1,065,710
Charlotte County IDA Utility System RB Series 2021A (NR/NR)(f)
1,300,000	4.000	10/01/2051	1,003,425
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,340,000	5.500	10/01/2036	1,359,956
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)(f)
900,000	5.000	10/01/2029	921,945
1,000,000	5.000	10/01/2034	1,017,489
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A1/A+)
1,000,000	4.000	10/01/2034	1,023,965
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/NR)
2,000,000	5.125	06/01/2042	2,019,624
950,000	5.250	06/01/2052	952,301
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
1,300,000	3.250	09/01/2025	1,254,073
City of Pompano Beach RB Series 2021B-2 (NR/BBB) (NR/NR)
1,865,000	1.450	01/01/2027	1,640,386
City of Tampa RB for H Lee Moffitt Cancer Center & Research Institute Obligated Group Series 2020 B (A2/A-)
900,000	4.000	07/01/2038	902,959
750,000	5.000	07/01/2040	777,288
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (NR/NR)
415,000	5.000	01/01/2037	385,672
1,485,000	5.000	01/01/2047	1,291,420
1,395,000	5.000	01/01/2052	1,189,709
City of West Palm Beach Utility System RB Series 2017 A (Aa2/AA+)
15,000,000	5.000	10/01/2042	15,908,868
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (A2/AA)(c)
5,000,000	0.000	05/01/2038	4,656,073
Coco Palms Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)(f)
105,000	3.625	06/15/2024	103,887
295,000	4.000	06/15/2029	286,531

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
$655,000	5.375%	05/01/2036	$655,269
Coddington Community Development District Capital Improvement RB Series 2022 (NR/NR)
615,000	5.750	05/01/2042	629,276
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
880,000	2.375	05/01/2023	879,482
900,000	2.500	05/01/2024	893,376
925,000	2.750	05/01/2025	906,624
915,000	3.000	05/01/2026	897,704
980,000	3.200	05/01/2027	967,826
1,015,000	3.250	05/01/2028	1,005,473
1,500,000	3.750	05/01/2046	1,340,514
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,580,000	5.250	06/15/2043	1,586,064
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
90,000	3.200	12/15/2024	88,508
500,000	3.500	12/15/2029	474,787
325,000	4.000	12/15/2039	282,474
Coral Bay Community Development District Capital Improvement RB Series 2022 (NR/NR)
315,000	4.750	05/01/2032	314,070
250,000	5.500	05/01/2042	250,773
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
160,000	2.750	05/01/2025	154,272
Cordoba Ranch Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
940,000	3.000	05/01/2031	845,988
820,000	3.000	05/01/2037	649,949
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
675,000	5.100	05/01/2043	658,412
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
55,000	3.750	11/01/2023	54,797
350,000	4.500	11/01/2028	348,625
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB)
129,000	3.000	05/01/2023	128,989
133,000	3.250	05/01/2024	132,885
138,000	3.500	05/01/2025	136,691
143,000	3.625	05/01/2026	142,679
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (NR/AA)
200,000	3.250	05/01/2023	200,069
205,000	3.375	05/01/2024	205,565
215,000	3.500	05/01/2025	214,811
210,000	4.125	05/01/2035	211,648

Municipal Bonds – (continued)
Florida – (continued)
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A1/A)
2,810,000	5.000	09/01/2033	3,113,209
2,955,000	5.000	09/01/2034	3,258,244
3,045,000	5.000	09/01/2035	3,324,503
1,610,000	4.000	09/01/2036	1,643,757
County of Escambia PCRB for Gulf Power Co. Project Series 2003 (A1/A)
7,500,000	2.600	06/01/2023	7,494,534
County of Miami-Dade Aviation RB Series 2019 A (AMT) (NR/A-)
4,500,000	4.000	10/01/2044	4,231,001
5,220,000	5.000	10/01/2044	5,405,836
County of Osceola Transportation RB Refunding Series 2019 A-1 (NR/BBB+)
400,000	5.000	10/01/2026	409,868
475,000	5.000	10/01/2027	488,557
525,000	5.000	10/01/2028	543,018
450,000	5.000	10/01/2029	468,962
770,000	5.000	10/01/2030	798,811
365,000	5.000	10/01/2031	376,833
415,000	5.000	10/01/2032	426,611
350,000	5.000	10/01/2033	358,291
265,000	5.000	10/01/2034	270,154
435,000	5.000	10/01/2035	442,794
600,000	5.000	10/01/2036	609,679
525,000	5.000	10/01/2037	532,020
805,000	5.000	10/01/2038	814,781
1,000,000	5.000	10/01/2039	1,011,038
3,160,000	5.000	10/01/2049	3,177,375
County of Osceola Transportation RB Refunding Series 2019 A-2 (NR/BBB+)(g)
155,000	0.000	10/01/2025	138,705
275,000	0.000	10/01/2026	234,122
360,000	0.000	10/01/2027	292,890
500,000	0.000	10/01/2028	388,907
700,000	0.000	10/01/2029	519,333
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)(f)
235,000	3.875	11/01/2024	232,823
740,000	4.250	11/01/2030	722,203
Creek Preserve Community Development District Special Assessment RB Series 2020 (NR/NR)(f)
100,000	3.125	11/01/2030	88,694
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)
450,000	3.875	05/01/2027	438,234
755,000	4.250	05/01/2032	717,362
2,185,000	4.625	05/01/2042	1,971,473
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
2,000,000	4.250	05/01/2042	1,823,778
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (NR/NR)
765,000	4.000	05/01/2024	762,429

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Crystal Cay Community Development District Special Assessment for 2021 Project Series 2021 (NR/NR)
$180,000	2.250%	05/01/2026	$169,366
400,000	2.700	05/01/2031	348,470
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
460,000	2.625	06/15/2025	441,121
660,000	3.000	06/15/2031	575,778
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(f)
155,000	2.625	05/01/2025	149,493
295,000	3.250	05/01/2030	266,785
Cypress Park Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
255,000	4.375	05/01/2027	251,255
410,000	4.750	05/01/2032	402,287
535,000	5.000	05/01/2042	506,641
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
65,000	3.750	11/01/2023	64,681
730,000	4.500	11/01/2028	732,363
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
2,555,000	5.400	05/01/2039	2,571,873
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
1,670,000	5.300	05/01/2039	1,680,513
Del Webb Oak Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
500,000	4.125	05/01/2030	496,352
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
180,000	3.250	05/01/2030	162,240
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
2,220,000	4.600	05/01/2028	2,230,135
745,000	4.250	12/15/2028	735,667
2,395,000	4.750	12/15/2038	2,296,605
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (NR/AA)
690,000	3.750	05/01/2034	700,657
955,000	4.000	05/01/2037	970,790
DW Bayview Community Development District Sepcial Assessment Bonds for Manatee County Series 2022 (NR/NR)
175,000	4.500	05/01/2032	170,080
500,000	5.125	05/01/2042	484,888
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
290,000	2.375	05/01/2026	271,994
470,000	3.000	05/01/2032	403,664
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
150,000	4.375	05/01/2027	149,655

Municipal Bonds – (continued)
Florida – (continued)
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
185,000	3.000	05/01/2025	179,604
440,000	3.625	05/01/2031	401,333
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
130,000	2.500	05/01/2026	122,354
340,000	3.000	05/01/2031	296,330
550,000	3.300	05/01/2041	416,156
East Bonita Beach Road Community Development District Special Assessment Bonds for Assessment Area Two Series 2021 (NR/NR)
405,000	2.250	05/01/2026	378,196
460,000	3.000	05/01/2032	394,817
East Homestead Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
105,000	3.750	11/01/2024	104,066
East Homestead Community Development District Special Assessment Expansion Bonds Area Project Series 2019 (NR/NR)
280,000	4.125	11/01/2029	274,775
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR\NR)
440,000	3.250	05/01/2027	419,781
535,000	3.625	05/01/2032	485,159
785,000	4.000	05/01/2042	664,188
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
90,000	2.750	05/01/2025	86,968
110,000	3.250	05/01/2030	102,760
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
385,000	2.500	05/01/2026	360,131
700,000	3.100	05/01/2031	613,312
Edgewater East Community Development District Special Assessment RB Series 2022 (NR\NR)
1,050,000	3.000	05/01/2027	972,389
1,875,000	3.375	05/01/2032	1,640,851
1,875,000	4.000	05/01/2042	1,570,260
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)(f)
430,000	3.000	05/01/2030	381,636
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
375,000	2.625	05/01/2031	316,082
1,860,000	3.125	05/01/2041	1,373,690
Epperson North Community Development District Capital Improvement RB Series 2021A (NR/NR) (NR/NR)
305,000	2.450	11/01/2026	283,717
430,000	3.100	11/01/2031	374,522
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
190,000	2.500	05/01/2026	178,839
355,000	3.000	05/01/2031	309,599
370,000	3.500	05/01/2041	286,109

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (BBB+/Baa2)
$3,705,000	4.000%	08/15/2045	$3,297,818
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (Baa2/BBB+)
1,000,000	5.000	08/15/2031	1,082,957
3,080,000	5.000	08/15/2032	3,316,579
1,000,000	5.000	08/15/2033	1,074,011
2,125,000	5.000	08/15/2034	2,271,144
2,760,000	5.000	08/15/2035	2,926,208
8,960,000	5.000	08/15/2036	9,425,723
3,605,000	5.000	08/15/2040	3,726,019
Escambia County International Paper Company Environmental Improvement Revenue Refunding Bonds Series 2019B (BBB/NR)(a)(d)
400,000	2.000	10/01/2024	384,781
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
660,000	3.250	11/01/2025	640,759
375,000	3.625	11/01/2030	345,313
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
100,000	3.250	11/01/2025	97,085
100,000	3.625	11/01/2030	92,083
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(f)
140,000	4.125	11/01/2024	139,259
445,000	4.250	11/01/2029	439,527
Fallschase Community Development District Special Assessment Bonds for Leon County Series 2021 (NR/NR)
1,000,000	4.000	05/01/2052	773,656
Fallschase Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,355,000	2.625	05/01/2026	1,277,884
1,220,000	3.125	05/01/2031	1,072,604
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
310,000	3.250	05/01/2023	309,682
1,895,000	4.250	05/01/2029	1,883,748
3,085,000	5.000	05/01/2035	3,108,847
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
355,000	3.500	05/01/2030	325,222
165,000	4.000	05/01/2040	140,947
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
1,450,000	2.750	11/01/2035	1,240,372
Florida Development Finance Corp. Educational Facilities RB Series 2022A (NR/Ba2)(f)
1,265,000	5.000	07/01/2032	1,188,959
3,000,000	5.375	07/01/2042	2,717,544
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)(f)
2,005,000	5.000	10/01/2042	1,909,086

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2022A (NR/NR)(a)(d)(f)
10,750,000	7.250	10/03/2023	10,833,700
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(f)
1,505,000	4.000	06/01/2030	1,395,557
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)(f)
425,000	4.000	12/15/2029	427,542
425,000	5.000	12/15/2034	450,242
490,000	5.000	12/15/2039	504,971
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(f)
1,675,000	5.125	06/01/2040	1,537,665
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 B-2 (NR/NR)(f)
820,000	1.750	06/01/2026	739,440
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (Baa3/NR)
320,000	4.000	07/01/2035	307,741
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
420,000	4.000	06/01/2030	388,273
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(f)
4,900,000	7.375	01/01/2049	4,512,937
Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR)
275,000	5.000	06/01/2031	265,163
200,000	5.000	06/01/2035	186,164
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba2/NR)(f)
630,000	4.000	06/30/2036	542,449
660,000	4.000	06/30/2041	531,798
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(f)
415,000	4.000	06/01/2026	397,036
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (Baa1/A-)
250,000	5.000	04/01/2026	263,720
265,000	5.000	04/01/2027	284,582
220,000	5.000	04/01/2029	242,769
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)(f)
470,000	4.000	09/15/2030	421,783
1,050,000	5.000	09/15/2040	910,718
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)(a)(d)(f)
20,465,000	6.500	01/01/2029	19,052,540

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)(a)(d)(f)
$485,000	6.250%	01/01/2024	$480,103
9,090,000	6.375	01/01/2026	8,586,320
Florida Higher Educational Facilities Financial Authority RB for Florida Institute of Technology, Inc. Series 2019 (NR/BBB-)
250,000	5.000	10/01/2023	251,652
350,000	5.000	10/01/2024	356,655
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(f)
2,000,000	4.500	06/01/2033	1,907,179
250,000	4.750	06/01/2038	229,182
4,500,000	5.000	06/01/2048	3,961,474
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2019 (NR/BBB)
2,000,000	5.000	03/01/2044	2,016,774
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
2,750,000	5.000	03/01/2047	2,757,980
Flow Way Community Development District Special Assessment Bonds for Phase 5 Project Series 2016 (NR/NR)
1,540,000	4.875	11/01/2037	1,517,302
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000	11/01/2028	196,061
1,065,000	5.000	11/01/2038	1,058,599
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
190,000	3.350	11/01/2024	187,350
885,000	3.700	11/01/2029	846,394
1,790,000	4.125	11/01/2039	1,576,738
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
465,000	3.750	11/01/2039	384,334
Forest Lake Community Development District Special Assessment for Assessment Area1 Series 2020 (NR/NR)(f)
525,000	2.625	05/01/2025	507,235
495,000	3.250	05/01/2030	461,560
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
615,000	2.950	05/01/2031	533,442
1,595,000	3.350	05/01/2041	1,214,432
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
690,000	4.250	05/01/2026	690,208
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
830,000	3.250	05/01/2025	809,857
1,360,000	4.000	05/01/2030	1,303,058
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
170,000	3.750	11/01/2024	168,157
555,000	4.125	11/01/2029	544,260
1,195,000	4.750	11/01/2039	1,135,478
1,930,000	5.000	11/01/2050	1,778,643

Municipal Bonds – (continued)
Florida – (continued)
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
215,000	3.200	11/01/2031	188,747
500,000	3.500	11/01/2041	385,020
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
570,000	2.500	05/01/2026	536,320
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
940,000	5.000	11/15/2036	940,459
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A1/A)
1,290,000	5.000	10/01/2047	1,317,740
Grove Resort Community Development District Special Assessment RB Series 2022 (NR\NR)
170,000	3.300	05/01/2032	148,635
440,000	3.550	05/01/2042	336,637
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
115,000	3.000	11/01/2024	112,667
1,095,000	3.500	11/01/2030	1,013,039
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
490,000	3.875	05/01/2026	481,402
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
500,000	4.200	05/01/2027	491,719
500,000	4.400	05/01/2032	486,125
650,000	4.700	05/01/2042	596,823
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
325,000	2.625	05/01/2025	313,192
510,000	3.250	05/01/2030	475,546
Hammock Reserve Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
160,000	2.375	05/01/2026	150,372
205,000	3.000	05/01/2031	179,671
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
545,000	3.100	05/01/2024	537,378
1,880,000	3.300	05/01/2029	1,757,096
365,000	3.700	05/01/2033	326,682
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
200,000	3.100	05/01/2024	197,203
1,140,000	3.300	05/01/2029	1,064,990
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)(f)
265,000	4.000	05/01/2024	268,141
265,000	4.000	05/01/2025	269,574
140,000	4.000	05/01/2026	143,781

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
$70,000	3.250%	11/01/2024	$68,756
400,000	3.500	11/01/2030	366,417
1,000,000	3.875	11/01/2039	852,510
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
125,000	3.625	11/01/2030	115,486
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR)
355,000	2.600	05/01/2026	335,327
435,000	3.200	05/01/2031	385,356
1,000,000	3.450	05/01/2041	783,555
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
900,000	5.000	05/01/2034	909,252
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (NR/AA)
215,000	4.000	05/01/2024	217,662
225,000	4.000	05/01/2025	230,799
235,000	4.000	05/01/2026	244,926
240,000	4.000	05/01/2027	253,199
250,000	4.000	05/01/2028	263,914
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB)
585,000	3.375	05/01/2023	585,070
605,000	3.500	05/01/2024	605,808
625,000	3.625	05/01/2025	622,289
650,000	3.750	05/01/2026	650,600
1,005,000	4.200	05/01/2031	1,009,803
1,000,000	4.350	05/01/2036	1,000,848
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
365,000	2.500	05/01/2030	351,543
375,000	2.500	05/01/2031	355,728
300,000	3.000	05/01/2032	300,260
300,000	3.000	05/01/2033	295,570
245,000	3.000	05/01/2034	234,929
255,000	3.000	05/01/2035	240,407
200,000	3.000	05/01/2036	184,468
Higher Educational Facilities Financing Authority Educational Facilities Revenue Refunding Bonds for Saint Leo University Project Series 2019 (NR/BB+)
1,700,000	5.000	03/01/2039	1,571,464
Highland Meadows West Community Development District Special Assessment for Assessment Area 2 Series 2020 A (NR/NR)
180,000	2.875	05/01/2025	173,688
200,000	3.250	05/01/2031	177,483
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
140,000	3.250	05/01/2031	124,238
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(f)
115,000	4.000	12/15/2024	114,298
550,000	4.250	12/15/2029	543,703

Municipal Bonds – (continued)
Florida – (continued)
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
30,000	3.375	11/01/2025	29,337
220,000	3.875	11/01/2031	205,398
300,000	4.200	11/01/2039	266,735
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
365,000	4.875	11/01/2027	369,314
865,000	5.375	11/01/2037	872,777
775,000	5.500	11/01/2047	773,312
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
75,000	4.875	11/01/2027	75,886
335,000	5.500	11/01/2047	334,270
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000	11/01/2028	777,046
700,000	4.500	11/01/2038	653,362
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(f)
1,010,000	3.000	05/01/2025	980,153
1,020,000	3.500	05/01/2031	923,866
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2021 (NR/NR)
250,000	2.800	05/01/2031	214,830
1,000,000	3.200	05/01/2041	745,624
Hillsborough County Aviation Authority Revenue Refunding Bonds Series 2015-A (NR/AA-)
6,275,000	5.000	10/01/2040	6,319,158
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
70,000	4.000	11/01/2025	69,626
165,000	4.500	11/01/2031	166,398
170,000	5.000	11/01/2041	170,343
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
747,000	3.000	05/01/2031	650,599
933,000	3.000	05/01/2037	721,013
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(f)
80,000	4.000	11/01/2024	79,492
220,000	5.000	11/01/2039	216,616
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)(f)
1,175,000	4.500	05/01/2038	1,096,266
1,855,000	4.625	05/01/2048	1,630,940
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
670,000	2.750	05/01/2031	572,323
765,000	3.125	05/01/2041	562,824

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
$165,000	2.625%	05/01/2025	$158,438
155,000	3.000	05/01/2030	137,415
Kindred Community Development District II Special Assessment Bonds Series 2021 (NR/NR)
600,000	3.125	05/01/2041	443,126
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
1,000,000	4.625	05/01/2037	952,162
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
455,000	2.750	06/15/2025	440,255
485,000	3.125	06/15/2030	447,185
375,000	4.000	06/15/2040	334,050
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
700,000	3.600	06/15/2041	577,150
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
500,000	4.500	05/01/2027	491,048
500,000	5.000	05/01/2032	486,128
1,480,000	5.500	05/01/2042	1,429,096
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-1 (NR/NR)
35,000	3.000	05/01/2026	33,764
Lakeshore Ranch Community Development District Special Assessment Refunding Series 2019 A-2 (NR/NR)
355,000	3.500	05/01/2030	325,621
330,000	4.000	05/01/2035	302,660
Lakewood Park Community Development District Special Assessment Bonds Series 2023 (NR/NR)
625,000	5.625	05/01/2043	632,156
Lakewood Park Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
135,000	2.625	05/01/2026	127,317
125,000	3.200	05/01/2031	111,675
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
265,000	3.125	05/01/2025	258,111
370,000	3.400	05/01/2030	339,570
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(f)
560,000	2.500	05/01/2025	537,002
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
120,000	3.000	05/01/2024	117,686
225,000	3.250	05/01/2029	208,841
200,000	3.850	05/01/2039	168,894
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project – Phase 2C Series 2020 (NR/NR)
470,000	3.000	05/01/2030	416,729
750,000	3.500	05/01/2040	591,483
Lakewood Ranch Stewardship District Special Assessment for Sweetwater Project Series 2021 (NR/NR)
295,000	2.625	05/01/2031	249,388
1,000,000	3.100	05/01/2041	731,927

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
100,000	3.600	05/01/2024	99,089
285,000	3.800	05/01/2029	274,215
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
515,000	4.300	05/01/2027	515,185
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(f)
105,000	2.900	05/01/2024	103,130
570,000	3.200	05/01/2029	530,439
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
105,000	3.600	05/01/2024	104,044
310,000	3.800	05/01/2029	298,268
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
705,000	4.250	05/01/2025	703,158
1,605,000	4.875	05/01/2035	1,605,096
905,000	4.875	05/01/2045	846,061
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
940,000	4.625	05/01/2027	946,600
1,000,000	5.250	05/01/2037	1,008,706
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
80,000	3.900	05/01/2023	79,964
535,000	4.250	05/01/2028	531,129
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)
675,000	4.350	05/01/2024	674,559
1,970,000	4.750	05/01/2029	1,990,268
2,250,000	5.300	05/01/2039	2,267,361
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
220,000	4.250	05/01/2026	219,029
6,055,000	5.000	05/01/2036	6,081,635
4,350,000	5.125	05/01/2046	4,187,153
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
500,000	2.000	05/01/2028	464,892
500,000	2.000	05/01/2029	455,760
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR)
430,000	3.000	05/01/2041	315,763
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project – Phase 2B Series 2020 (NR/NR)(f)
320,000	2.500	05/01/2025	306,981
440,000	3.200	05/01/2030	396,200
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
285,000	3.500	05/01/2024	282,138
275,000	3.875	05/01/2029	265,640

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
$55,000	3.625%	11/01/2023	$54,692
560,000	4.125	11/01/2028	552,398
250,000	4.750	11/01/2048	223,907
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/A)
460,000	3.000	05/01/2023	459,834
375,000	3.000	05/01/2024	373,108
490,000	3.000	05/01/2025	479,615
500,000	3.000	05/01/2026	490,433
520,000	3.000	05/01/2027	508,409
535,000	3.000	05/01/2028	520,821
550,000	3.000	05/01/2029	533,330
1,605,000	3.000	05/01/2035	1,444,371
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
280,000	3.125	05/01/2024	276,254
535,000	3.375	05/01/2030	488,269
925,000	4.000	05/01/2038	814,750
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
455,000	4.375	05/01/2027	448,483
530,000	4.750	05/01/2032	520,408
450,000	5.000	05/01/2042	426,658
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
330,000	3.500	05/01/2025	329,644
340,000	3.500	05/01/2026	340,365
500,000	4.000	05/01/2036	501,008
Lee Memorial Health System Hospital Revenue & Revenue Refunding Bonds 2019 Series A-2 (A+/NR)(a)(d)
11,700,000	5.000	04/01/2026	12,201,574
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
800,000	3.125	05/01/2025	778,625
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,325,000	5.000	05/01/2038	1,314,293
Longleaf Community Development District (NR/NR)
496,000	5.375	05/01/2030	495,994
LT Ranch Community Development District Capital Improvement RB Series 2022-1 (NR/NR)
100,000	5.300	05/01/2032	101,123
285,000	5.750	05/01/2042	288,399
460,000	5.900	05/01/2053	462,864
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
620,000	3.000	05/01/2025	602,035
980,000	3.400	05/01/2030	893,098
1,420,000	4.000	05/01/2040	1,215,616
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
1,100,000	3.250	05/01/2031	976,159

Municipal Bonds – (continued)
Florida – (continued)
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
360,000	2.500	05/01/2026	338,728
700,000	3.125	05/01/2031	615,428
775,000	3.450	05/01/2041	601,008
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
120,000	3.800	05/01/2024	119,193
290,000	4.000	05/01/2029	283,450
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
255,000	3.250	06/15/2024	251,457
885,000	3.625	06/15/2030	817,423
Mandarin Grove Community Development District Special Assessment Bonds Series 2022 (NR/NR)(f)
1,900,000	6.625	05/01/2053	1,967,039
Mangrove Point Community Development District Capital Improvement RB Series 2022 (NR/NR)
350,000	4.000	05/01/2032	331,945
1,050,000	4.250	05/01/2042	913,230
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
1,000,000	4.750	11/01/2029	1,011,731
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (NR/A)
745,000	4.450	05/01/2030	751,931
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
505,000	3.000	05/01/2031	439,829
1,785,000	3.250	05/01/2041	1,330,275
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
50,000	3.500	05/01/2023	49,963
Merrick Square Community Development District Capital Improvement RB Series 2023 (NR/NR)
750,000	5.400	05/01/2043	750,543
Miami Dade County Avaiation Revenue Refunding Bonds Series 2015A (AMT) (NR/A)
30,000,000	5.000	10/01/2038	30,486,420
Miami RB Refunding Parking System Series 2019 (BAM) (A2/AA)
1,000,000	4.000	10/01/2037	1,024,286
1,000,000	4.000	10/01/2038	1,016,277
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
65,000	4.000	11/01/2023	64,911
1,000,000	4.750	11/01/2027	1,012,362
850,000	5.125	11/01/2039	848,761
2,350,000	5.250	11/01/2049	2,303,346
Miami-Dade County Aviation Revenue Refunding Bonds Series 2019A (AMT) (A-/NR)
11,000,000	5.000	10/01/2049	11,288,005

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (NR/Ba2)(f)
$430,000	5.000%	07/01/2037	$397,710
670,000	5.250	07/01/2042	610,899
Miami-Dade County Seaport Revenue Refunding Bonds Series 2021A (A3/AA)
11,455,000	4.000	10/01/2041	11,312,999
Miami-Dade County Seaport Revenue Refunding Bonds Series 2022A (A3/NR)
2,475,000	5.000	10/01/2047	2,595,822
Miami-Dade County Water & Sewer Revenue System Bonds Series 2021 (Aa3/AA)
1,425,000	4.000	10/01/2051	1,402,805
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
4,500,000	5.000	05/01/2037	4,463,708
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
405,000	2.500	05/01/2026	381,069
750,000	3.125	05/01/2031	658,732
Miranda II Community Development District Capital Improvement RB Series 2022 (NR/NR)
690,000	4.625	05/01/2027	689,723
360,000	5.125	05/01/2032	363,056
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
125,000	3.125	12/15/2024	122,576
675,000	3.375	12/15/2030	619,854
1,500,000	4.000	12/15/2039	1,304,142
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
1,545,000	5.250	11/01/2035	1,553,818
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
500,000	3.500	05/01/2031	451,586
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)(f)
125,000	3.500	05/01/2026	123,207
130,000	3.500	05/01/2027	127,906
135,000	3.500	05/01/2028	133,803
140,000	3.500	05/01/2029	138,590
700,000	3.500	05/01/2038	623,436
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)(f)
30,000	3.125	05/01/2025	29,205
30,000	3.500	05/01/2031	27,266
North AR-1 Pasco Community Development District Special Assessment Bonds Series 2021 (NR/NR)
260,000	2.625	05/01/2026	245,203
280,000	3.125	05/01/2031	246,171
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
370,000	2.450	11/01/2026	342,392
500,000	3.000	11/01/2031	432,034

Municipal Bonds – (continued)
Florida – (continued)
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)(f)
295,000	5.250	05/01/2032	290,599
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
390,000	2.625	05/01/2025	374,491
495,000	3.125	05/01/2030	442,500
430,000	3.625	05/01/2040	344,722
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (BAM) (NR/AA)
655,000	5.000	10/01/2030	749,991
575,000	5.000	10/01/2031	658,191
1,025,000	5.000	10/01/2033	1,168,228
1,205,000	5.000	10/01/2034	1,381,774
1,000,000	5.000	10/01/2036	1,126,728
1,975,000	5.000	10/01/2037	2,204,096
2,075,000	5.000	10/01/2038	2,295,371
2,180,000	5.000	10/01/2039	2,388,830
2,630,000	5.000	10/01/2044	2,832,896
North Sumter County Utility Dependent District RB Refunding Series 2020 (NR/AA-)
28,725,000	5.000	10/01/2043	31,460,938
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (NR/A+)
1,150,000	4.450	05/01/2031	1,165,288
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
170,000	2.500	06/15/2025	163,278
300,000	3.000	06/15/2030	273,101
315,000	4.000	06/15/2040	272,156
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
400,000	4.250	06/15/2030	400,454
585,000	5.250	06/15/2043	587,245
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
380,000	3.700	05/01/2024	377,052
825,000	4.100	05/01/2029	813,560
Orlando Utilities Commission RB Series 2021 B (Aa2/AA)(a)(d)
4,325,000	1.250	10/01/2028	3,749,927
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.250	05/01/2025	97,670
350,000	3.500	05/01/2030	321,626
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/2037	3,393,627
3,500,000	6.000	11/01/2047	3,585,374
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
100,000	4.375	11/01/2023	100,031
640,000	4.875	11/01/2028	649,243
Osceola Village Center Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
160,000	2.375	05/01/2026	150,110
180,000	2.875	05/01/2031	155,567
365,000	3.300	05/01/2041	275,828

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Palermo Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$600,000	4.125%	06/15/2030	$595,176
950,000	5.000	06/15/2043	922,875
Palm Beach County Health Facilities Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 B (NR/NR)
250,000	4.000	11/15/2041	209,993
1,030,000	5.000	11/15/2042	990,108
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
2,300,000	4.000	05/15/2053	1,416,525
1,825,000	5.000	05/15/2053	1,345,779
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 C (NR/NR)
615,000	4.000	05/15/2030	535,183
8,190,000	4.000	05/15/2036	6,315,857
Palm Coast Park Community Development District Special Assessment Bonds Series 2021 (NR/NR)
275,000	2.800	05/01/2031	235,815
730,000	3.125	05/01/2041	533,658
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
125,000	3.400	05/01/2025	122,358
245,000	3.750	05/01/2030	228,349
965,000	4.150	05/01/2040	845,173
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (NR/A)
215,000	3.500	11/01/2025	214,876
225,000	3.500	11/01/2026	225,449
230,000	3.500	11/01/2027	230,664
240,000	3.500	11/01/2028	240,986
585,000	4.000	11/01/2033	594,686
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
785,000	4.000	05/01/2050	612,957
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
530,000	2.750	05/01/2023	529,927
350,000	3.750	05/01/2031	350,734
1,045,000	4.000	05/01/2036	1,048,115
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (NR/BBB-)
255,000	4.000	05/01/2027	251,499
3,500,000	5.000	05/01/2039	3,473,069
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR)
820,000	2.875	11/01/2031	688,497
1,450,000	3.150	11/01/2041	1,054,250
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
120,000	4.500	05/01/2024	120,047
465,000	4.750	05/01/2030	466,459

Municipal Bonds – (continued)
Florida – (continued)
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
625,000	3.125	05/01/2030	558,712
800,000	3.750	05/01/2040	652,388
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (NR/A-)
345,000	4.250	05/01/2031	352,094
1,030,000	4.500	05/01/2038	1,019,234
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (NR/BBB)
265,000	4.000	05/01/2026	267,498
275,000	4.000	05/01/2027	278,821
285,000	4.125	05/01/2028	291,308
Parrish Lakes Community Development District Capital Improvement RB Series 2023 (NR/NR)
500,000	4.000	05/01/2030	485,570
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
255,000	2.500	05/01/2026	240,655
335,000	3.125	05/01/2031	296,113
Pasco Community Development District Capital Improvement RB Series 2021A (NR/NR)
250,000	2.625	05/01/2026	235,772
375,000	3.250	05/01/2031	332,781
885,000	3.550	05/01/2041	689,737
Pasco County Capital Improvement Cigarette Tax Allocation Bonds Series 2023A (A1/AA)
480,000	5.250	09/01/2035	553,559
500,000	5.250	09/01/2036	570,581
250,000	5.500	09/01/2037	288,100
210,000	5.500	09/01/2038	241,174
3,665,000	5.750	09/01/2054	4,086,136
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (NR/A-)
445,000	4.000	05/01/2024	448,251
480,000	4.000	05/01/2026	488,581
520,000	4.000	05/01/2028	535,574
1,325,000	4.500	05/01/2031	1,370,024
Peace Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)(f)(h)
450,000	4.250	06/15/2030	449,153
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (NR/A-)
1,330,000	4.500	11/01/2033	1,330,757
Pine Isle Community Development District Special Assessment Bonds Series 2021 (NR/NR)(f)
225,000	3.000	12/15/2031	201,373
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (NR/AA)
545,000	2.000	05/01/2028	499,197
555,000	2.000	05/01/2029	499,807
565,000	2.125	05/01/2030	499,240
1,000,000	2.625	05/01/2034	872,442
990,000	2.800	05/01/2037	811,617
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
425,000	2.750	05/01/2025	409,138

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
$2,200,000	5.000%	07/01/2029	$2,250,195
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
60,000	2.875	05/01/2025	57,537
170,000	3.250	05/01/2031	150,320
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
1,265,000	2.800	05/01/2025	1,211,230
3,330,000	3.200	05/01/2031	2,944,132
1,875,000	3.500	05/01/2037	1,541,077
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
275,000	4.750	11/01/2029	279,182
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
55,000	3.250	11/01/2024	54,137
555,000	3.500	11/01/2030	518,616
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
205,000	2.500	05/01/2026	194,633
Preston Cove Community Development District Special Assessment RB Series 2022 (NR\NR)
575,000	3.250	05/01/2027	546,931
1,820,000	4.000	05/01/2042	1,524,442
Quail Roost Community Development District Special Assessment for Expansion Area Project Series 2021 (NR/NR)
120,000	2.200	12/15/2026	111,001
485,000	2.700	12/15/2031	419,222
735,000	3.125	12/15/2041	553,262
Randal Park Community Development District Randal Walk Special Assessment RB Series 2018 (NR/NR)(f)
60,000	4.100	05/01/2024	59,824
185,000	4.500	05/01/2029	185,477
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
280,000	4.250	11/01/2025	278,976
Reunion East Community Development District Special Assessment Refunding Bonds for Osceola County Series 2015A (NR/NR)
475,000	5.000	05/01/2025	482,358
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
130,000	3.750	05/01/2024	129,247
425,000	4.000	05/01/2030	410,971
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR\NR)
1,150,000	3.000	05/01/2036	935,012
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
85,000	3.500	05/01/2024	84,221
405,000	4.000	05/01/2030	393,312
615,000	4.500	05/01/2040	573,198
610,000	4.750	05/01/2050	553,096

Municipal Bonds – (continued)
Florida – (continued)
Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
190,000	3.000	05/01/2032	169,478
400,000	3.300	05/01/2042	308,731
Ridge at Apopka Community Development District Special Assessment Bonds Series 2022 (NR/NR)
450,000	4.750	05/01/2027	448,338
700,000	5.000	05/01/2032	691,936
Ridge at Health Brook Community Development District Capital Improvement RB Series 2023 (NR/NR)
145,000	4.375	05/01/2030	143,821
275,000	5.250	05/01/2043	270,632
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
2,390,000	4.000	05/01/2031	2,412,230
890,000	4.000	05/01/2035	891,326
River Glen Community Development District Special Assessment Bond for Assessment Area Two Series 2021 (NR/NR)
570,000	2.375	05/01/2026	534,298
600,000	3.000	05/01/2031	522,570
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
460,000	2.750	05/01/2025	442,803
525,000	3.250	05/01/2031	469,073
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-2 (NR/NR)
400,000	3.000	05/01/2026	383,042
1,000,000	3.000	05/01/2031	876,941
1,000,000	3.000	05/01/2036	788,667
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
245,000	3.000	05/01/2025	237,854
475,000	3.600	05/01/2030	437,636
Rivers Edge II Community Development District Special Assessment Bond Series 2021 (NR/NR)
250,000	2.400	05/01/2026	234,518
300,000	3.000	05/01/2031	261,285
Rivers Edge III Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
165,000	2.400	05/01/2026	154,737
300,000	3.000	05/01/2031	261,889
Rivington Community Development District Special Assessment RB Series 2022 (NR\NR)
4,065,000	4.000	05/01/2052	3,135,172
Rolling Hills Community Development District Capital Improvement and Refunding Bonds Series 2022A-2 (NR\NR)
1,000,000	3.650	05/01/2032	900,408
Rolling Hills Community Development District Capital Improvement RB Series 2022A-1 (NR\NR)
965,000	3.750	05/01/2042	763,116
Rolling Oaks Community Development District Special Assessment Bonds Series 2022 (NR/NR)(f)
200,000	5.625	05/01/2029	202,028
830,000	6.250	05/01/2042	849,250

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Rustic Oaks Community Development District Capital Improvement RB Series 2022 (NR\NR)
$1,000,000	2.850%	05/01/2027	$921,663
1,100,000	3.200	05/01/2032	957,733
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
410,000	3.400	11/01/2041	316,190
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
820,000	5.000	05/01/2043	794,715
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
350,000	2.500	06/15/2025	335,296
320,000	3.000	06/15/2030	284,136
290,000	4.000	06/15/2040	249,437
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2022 (NR\NR)
265,000	2.625	12/15/2027	241,430
355,000	3.100	12/15/2032	303,564
Saltmeadows Community Development District Special Assessment Bonds Series 2022 (NR/NR)
585,000	5.250	05/01/2042	574,605
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
690,000	2.375	05/01/2035	592,373
1,425,000	2.625	05/01/2040	1,150,644
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
290,000	3.375	06/15/2024	286,624
1,000,000	3.750	06/15/2031	924,349
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR)
450,000	3.000	11/01/2031	395,194
1,100,000	3.300	11/01/2041	850,728
Sandmine Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
500,000	5.750	11/01/2042	509,184
Sawyers Landing Community Development District Special Assessment Bonds Series 2021 (NR/NR)
595,000	3.250	05/01/2026	573,992
1,450,000	3.750	05/01/2031	1,338,033
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
495,000	2.750	05/01/2025	476,526
465,000	3.250	05/01/2030	419,378
560,000	3.750	05/01/2040	455,587
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR\NR)
425,000	3.750	05/01/2027	412,071
700,000	4.125	05/01/2032	664,309
1,525,000	4.500	05/01/2042	1,361,447
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
400,000	4.400	10/01/2027	397,425
550,000	5.000	10/01/2032	549,975

Municipal Bonds – (continued)
Florida – (continued)
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
130,000	4.000	11/01/2024	129,131
735,000	4.500	11/01/2029	732,925
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
70,000	4.000	11/01/2023	69,881
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
450,000	4.625	05/01/2030	450,400
725,000	5.500	05/01/2043	727,748
Shingle Creek at Bronson Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,000,000	3.500	06/15/2041	776,977
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
630,000	3.625	05/01/2024	624,912
1,895,000	4.000	05/01/2029	1,858,706
5,000,000	4.750	05/01/2039	4,753,309
Siena North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
160,000	3.300	06/15/2032	140,760
450,000	4.000	06/15/2042	377,154
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR\NR)
900,000	3.000	06/15/2032	764,360
1,905,000	3.250	06/15/2042	1,429,450
Silverlake Community Development District Special Assessment Bonds Series 2023 (NR/NR)
695,000	5.375	05/01/2043	700,077
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
230,000	2.500	05/01/2026	215,597
325,000	3.100	05/01/2031	285,200
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
300,000	2.500	05/01/2026	281,214
720,000	3.000	05/01/2031	627,083
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
215,000	3.125	11/01/2025	207,910
505,000	3.625	11/01/2031	458,176
300,000	4.125	11/01/2040	259,809
South Creek Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
240,000	2.375	06/15/2026	226,275
175,000	2.875	06/15/2031	155,345
475,000	3.250	06/15/2041	367,782
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (NR/BBB)
420,000	3.000	05/01/2023	419,902
435,000	3.250	05/01/2024	434,853
445,000	3.450	05/01/2025	439,228
465,000	3.625	05/01/2026	461,687
975,000	4.125	05/01/2036	951,815

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(f)
$245,000	4.250%	11/01/2024	$244,366
730,000	4.500	11/01/2029	730,869
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
200,000	4.000	05/01/2024	199,319
590,000	4.625	05/01/2029	594,082
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
350,000	2.500	11/01/2023	348,768
355,000	2.750	11/01/2024	348,573
370,000	3.000	11/01/2025	362,136
Southern Groves Community Development District No. 5 Special Assessment Bond Series 2021 (NR/NR)
410,000	2.400	05/01/2026	384,611
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
100,000	2.875	05/01/2024	98,184
300,000	3.250	05/01/2029	279,472
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
300,000	3.375	05/01/2025	293,454
110,000	4.000	05/01/2030	105,292
330,000	4.300	05/01/2040	292,871
300,000	4.500	05/01/2046	260,847
Southshore Bay Community Development District Special Assessment Bond for Assessment Area One Series 2021 (NR/NR)(f)
1,420,000	3.000	05/01/2033	1,191,157
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
900,000	4.000	12/15/2036	755,823
St. Johns County Water & Sewer RB Series 2022 (Aa2/AAA)
16,430,000	5.000	06/01/2047	18,368,247
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
200,000	2.450	05/01/2026	187,084
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)(f)
305,000	2.375	06/15/2026	285,431
Stonebrier Community Development District Special Assessment Refunding Series 2016 (NR/A-)
265,000	2.500	05/01/2023	264,778
270,000	2.500	05/01/2024	267,184
280,000	3.000	05/01/2025	279,899
290,000	3.000	05/01/2026	290,369
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR)(f)
330,000	3.000	11/01/2032	280,934
Stonewater Community Development District Special Assestment RB Series 2021 (NR/NR) (NR/NR)(f)
585,000	3.300	11/01/2041	443,178
Stoneybrook North Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
855,000	6.375	11/01/2052	887,075

Municipal Bonds – (continued)
Florida – (continued)
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
170,000	3.500	06/15/2024	168,273
500,000	4.000	06/15/2030	484,613
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2023 (NR/NR)
725,000	5.375	06/15/2043	729,748
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)(f)
415,000	2.500	12/15/2025	394,906
500,000	3.000	12/15/2030	452,250
1,000,000	3.500	12/15/2040	817,950
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
500,000	3.625	12/15/2030	460,424
870,000	4.000	12/15/2039	753,808
Storey Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
160,000	3.125	12/15/2025	154,090
Storey Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
345,000	4.300	06/15/2027	343,280
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR\NR)
250,000	3.000	06/15/2032	215,073
1,000,000	3.250	06/15/2042	753,855
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)(f)
240,000	2.375	06/15/2026	225,181
225,000	2.875	06/15/2031	199,586
275,000	3.300	06/15/2041	209,331
Storey Park Community Development District Special Assessment Bonds for City of Orlando Series 2022 (NR/NR)
130,000	4.250	06/15/2027	128,664
260,000	4.500	06/15/2032	257,064
585,000	5.000	06/15/2042	561,250
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
650,000	3.450	05/01/2041	499,195
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)
275,000	3.150	05/01/2031	242,228
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
225,000	3.000	05/01/2025	218,481
465,000	3.300	05/01/2031	414,708
770,000	3.750	05/01/2040	628,671
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
180,000	2.400	05/01/2026	168,854
175,000	3.000	05/01/2031	152,416

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Summerstone Community Development District Special Assessment Bond for Phase Two Series 2021 (NR/NR)(f)
$375,000	2.750%	05/01/2031	$328,406
700,000	3.150	05/01/2041	531,764
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
165,000	3.250	05/01/2030	153,853
Sunbridge Stewardship District Special Assessment RB for Weslyn Park Project Series 2022 (NR/NR)
430,000	4.200	05/01/2027	422,409
460,000	4.600	05/01/2032	447,018
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-1 (AGM) (NR/AA)
395,000	2.500	05/01/2029	375,638
715,000	2.875	05/01/2033	662,685
1,435,000	3.000	05/01/2038	1,229,471
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
935,000	3.500	05/01/2029	886,435
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (NR/A+)
190,000	2.500	05/01/2023	189,949
190,000	2.500	05/01/2024	188,899
200,000	3.000	05/01/2025	196,799
205,000	3.000	05/01/2026	201,329
1,135,000	3.500	05/01/2031	1,125,788
1,370,000	4.000	05/01/2036	1,370,149
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
315,000	2.375	05/01/2026	295,270
285,000	3.000	05/01/2031	248,696
Tampa-Hillsborough County Expressway Authority RB Series 2017 C (A2/A+)
2,025,000	5.000	07/01/2048	2,109,874
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
1,115,000	4.800	05/01/2036	1,091,916
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,655,000	3.400	06/15/2032	1,465,953
Terreno Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,415,000	5.000	05/01/2043	1,359,492
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
525,000	2.350	12/15/2026	486,453
750,000	3.000	12/15/2031	647,641
2,000,000	3.300	12/15/2041	1,506,907
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (NR/A+)
205,000	3.000	05/01/2027	202,442
210,000	3.125	05/01/2028	208,265
230,000	3.375	05/01/2032	227,410

Municipal Bonds – (continued)
Florida – (continued)
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
735,000	3.600	05/01/2041	590,849
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(f)
420,000	5.200	05/01/2028	426,927
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625	05/01/2028	301,938
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-1 (AGM) (NR/AA)
4,695,000	3.000	05/01/2033	4,582,053
5,290,000	3.000	05/01/2037	4,728,388
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
275,000	3.500	05/01/2024	272,366
760,000	3.850	05/01/2029	736,412
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 B (AGM) (NR/AA)
2,025,000	3.000	05/01/2033	1,965,019
4,925,000	3.000	05/01/2040	4,144,285
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)(f)
1,040,000	3.450	05/01/2024	1,030,306
2,970,000	3.750	05/01/2029	2,862,001
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
265,000	4.375	11/01/2023	265,109
1,875,000	5.000	11/01/2029	1,901,209
95,000	5.375	11/01/2039	96,237
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
505,000	4.250	06/15/2028	503,078
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
195,000	3.125	12/15/2025	187,879
735,000	3.625	12/15/2031	669,106
450,000	4.000	12/15/2040	386,845
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (Baa1/A-)
750,000	5.000	04/01/2030	809,768
650,000	5.000	04/01/2031	700,018
550,000	5.000	04/01/2033	590,802
3,700,000	5.000	04/01/2048	3,809,894
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (Aaa/AAA)
2,000,000	4.000	07/01/2043	2,033,860
7,000,000	4.000	07/01/2047	7,093,508
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
75,000	3.500	05/01/2024	74,320
360,000	4.000	05/01/2030	348,830
595,000	4.375	05/01/2039	550,105

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(f)
$415,000	3.125%	05/01/2030	$382,404
475,000	3.625	05/01/2040	398,150
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
385,000	2.300	05/01/2026	361,346
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)(f)
140,000	4.375	11/01/2024	139,922
485,000	5.250	11/01/2039	485,579
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(f)
355,000	2.500	05/01/2025	339,858
235,000	3.250	05/01/2030	211,813
Triple Creek Community Development District Special Assessment Bonds Series 2021 (NR/NR)(f)
1,190,000	3.125	11/01/2041	870,422
750,000	4.000	11/01/2051	580,357
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
135,000	2.500	11/01/2026	125,356
200,000	3.000	11/01/2031	172,814
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
160,000	3.875	05/01/2024	159,049
490,000	4.125	05/01/2029	481,813
Triple Creek Community Development District Special Assessment Series 2019 B (NR/NR)
740,000	4.875	05/01/2032	744,853
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)(f)
3,955,000	4.625	11/01/2038	3,740,604
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
105,000	4.000	11/01/2024	104,249
495,000	4.500	11/01/2029	495,592
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
2,000,000	4.750	11/01/2047	1,797,357
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
210,000	3.000	11/01/2024	205,184
700,000	3.375	11/01/2030	633,275
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
315,000	4.375	11/01/2025	314,552
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR\NR)
250,000	3.000	05/01/2027	234,222
465,000	3.375	05/01/2032	410,740
1,430,000	4.000	05/01/2042	1,197,822
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (NR/A)
1,000,000	4.250	05/01/2031	1,009,340

Municipal Bonds – (continued)
Florida – (continued)
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (NR/A)
360,000	2.250	05/01/2023	359,799
365,000	2.500	05/01/2024	362,809
375,000	2.625	05/01/2025	367,199
390,000	3.000	05/01/2026	385,338
400,000	3.125	05/01/2027	395,398
415,000	3.250	05/01/2028	411,677
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
160,000	4.200	05/01/2026	159,080
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
230,000	3.000	12/15/2024	223,939
1,000,000	3.375	12/15/2030	902,508
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(f)
1,370,000	5.000	12/15/2032	1,382,814
2,000,000	5.000	12/15/2037	1,984,450
4,470,000	5.000	12/15/2047	4,203,771
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,440,000	5.125	05/01/2042	1,390,650
Two Rivers West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
600,000	5.375	05/01/2033	605,088
Union Park East Community Development District Special Assessment Boonds for Assessment Area 3 Project Series 2021 (NR/NR)(f)
95,000	2.950	05/01/2031	82,477
320,000	3.350	05/01/2041	242,424
310,000	4.000	05/01/2051	241,334
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
300,000	2.500	05/01/2027	297,473
310,000	2.500	05/01/2028	307,033
315,000	2.625	05/01/2029	313,748
1,060,000	3.000	05/01/2034	1,016,426
2,130,000	3.125	05/01/2038	1,936,605
1,725,000	3.250	05/01/2040	1,547,764
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(f)
345,000	3.000	05/01/2025	335,307
525,000	3.500	05/01/2031	477,765
875,000	4.000	05/01/2040	756,197
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
1,000,000	3.625	05/01/2041	801,464
Ventana Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)(f)
220,000	4.000	05/01/2024	219,251
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(f)
1,000,000	4.625	05/01/2029	1,005,774
1,000,000	5.000	05/01/2038	988,597

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
$135,000	4.000%	11/01/2024	$134,240
395,000	4.500	11/01/2029	395,813
Veranda Community Development District II Special Assessment Area 1 Preserve West Project Series 2018 A (NR/NR)
125,000	4.000	11/01/2024	124,296
375,000	4.500	11/01/2029	375,774
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)(f)
115,000	2.500	05/01/2026	108,205
175,000	3.100	05/01/2031	153,569
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(f)
190,000	2.500	05/01/2026	178,773
270,000	3.100	05/01/2031	236,935
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,000,000	4.250	05/01/2037	914,841
Verandah East Community Development District Special Assessment Revenue Refunding Improvement Bonds for Lee County Series 2016 (NR/NR)
1,265,000	3.750	05/01/2026	1,238,310
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (NR/BBB)(f)
345,000	3.250	05/01/2024	344,739
355,000	3.500	05/01/2025	351,634
370,000	3.625	05/01/2026	369,488
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
280,000	4.750	11/01/2025	281,390
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	6.450	11/01/2042	1,038,257
Verano Community Development District Special Assessment Bonds Series 2023 (NR/NR)(h)
275,000	4.625	05/01/2030	275,823
450,000	5.375	05/01/2043	450,154
Verano No 3 Community Development District Special Assessment for Phase 1 Assessment Area Series 2021 (NR/NR)
325,000	2.375	05/01/2026	305,941
300,000	3.000	05/01/2031	264,280
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
250,000	3.250	05/01/2031	221,854
235,000	4.000	05/01/2040	200,724
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
150,000	2.875	05/01/2025	143,118
250,000	3.250	05/01/2031	221,854
1,050,000	4.000	05/01/2040	896,850
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
115,000	2.875	05/01/2025	109,724

Municipal Bonds – (continued)
Florida – (continued)
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR) – (continued)
250,000	3.250	05/01/2031	221,854
815,000	4.000	05/01/2040	696,126
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (NR/A)
495,000	4.250	05/01/2030	495,255
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
380,000	2.000	05/01/2027	350,523
385,000	2.000	05/01/2028	348,609
395,000	2.000	05/01/2029	351,496
150,000	2.125	05/01/2030	130,885
Viera Stewardship District Special Assessment RB Series 2021 (NR/NR)
500,000	2.300	05/01/2026	467,619
930,000	2.800	05/01/2031	797,481
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
480,000	3.125	05/01/2025	469,106
500,000	3.500	05/01/2030	461,163
930,000	3.750	05/01/2037	796,346
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)
320,000	3.250	05/01/2023	319,772
920,000	3.800	05/01/2028	906,618
1,840,000	4.000	05/01/2033	1,790,795
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
720,000	2.625	05/01/2024	706,929
1,205,000	3.000	05/01/2029	1,107,419
1,440,000	3.375	05/01/2034	1,283,193
3,810,000	3.550	05/01/2039	3,134,275
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(f)
1,705,000	1.875	05/01/2025	1,622,109
2,875,000	2.625	05/01/2030	2,528,150
3,315,000	3.000	05/01/2035	2,735,263
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (NR/AA)
1,735,000	3.500	05/01/2032	1,758,946
2,040,000	4.000	05/01/2037	2,074,505
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR)
315,000	4.000	05/01/2026	325,736
305,000	4.000	05/01/2027	318,090
315,000	4.000	05/01/2028	331,845
330,000	4.000	05/01/2029	347,338
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
950,000	2.550	05/01/2031	813,468
1,900,000	2.850	05/01/2036	1,500,311
2,400,000	3.000	05/01/2041	1,758,488

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
$185,000	4.625%	05/01/2027	$183,909
235,000	4.875	05/01/2032	232,785
610,000	5.125	05/01/2042	588,746
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR\NR)
210,000	3.150	05/01/2032	182,488
500,000	3.450	05/01/2042	377,870
Villamar Community Development District Special Assessment Bonds for Phase 3 Project Series 2022 (NR\NR)
165,000	3.125	11/01/2027	155,487
Villamar Community Development District Special Assessment Bonds for Phase 4 Project Series 2022 (NR\NR)
175,000	3.250	05/01/2027	166,582
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
75,000	3.750	05/01/2024	74,472
220,000	4.000	05/01/2029	214,964
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
200,000	2.625	05/01/2025	192,123
245,000	3.200	05/01/2030	220,375
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (NR/BBB-)
220,000	2.750	11/01/2024	214,929
225,000	3.000	11/01/2025	218,064
230,000	3.200	11/01/2026	223,406
1,400,000	4.125	11/01/2046	1,264,052
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
625,000	5.500	05/01/2034	628,854
925,000	5.750	05/01/2044	928,293
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (NR/BBB+)
2,145,000	4.000	05/01/2031	2,147,211
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
500,000	5.125	11/01/2038	499,503
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,360,000	5.500	11/01/2045	2,361,742
Wellness Ridge Community Development District Special Assessment Bonds Series 2023 (NR/NR)(f)(h)
460,000	4.250	06/15/2030	458,574
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
125,000	3.250	11/01/2024	122,926
375,000	3.625	11/01/2029	355,249
1,000,000	4.000	11/01/2039	866,771
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)(f)
500,000	2.750	05/01/2026	470,990
415,000	3.250	05/01/2031	366,845
515,000	3.625	05/01/2041	403,515

Municipal Bonds – (continued)
Florida – (continued)
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
170,000	4.750	05/01/2032	165,714
300,000	5.125	05/01/2042	286,969
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
280,000	2.650	05/01/2025	265,909
630,000	3.000	05/01/2031	533,381
1,725,000	4.000	05/01/2040	1,472,684
1,595,000	4.000	05/01/2051	1,236,855
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
385,000	2.400	05/01/2026	361,264
575,000	3.000	05/01/2031	501,846
West Villages Improvement District Special Assessment RB for Neighborhood Infrastructure Series 2022 (NR/NR)
510,000	4.625	05/01/2029	510,915
475,000	5.375	05/01/2042	475,231
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)(h)
560,000	4.625	05/01/2030	561,029
770,000	5.375	05/01/2043	767,642
West Villages Improvement District Unit of Development No. 3 Special Assessment Refunding Bonds Series 2017 (NR/NR)
2,535,000	5.000	05/01/2032	2,563,102
1,935,000	4.500	05/01/2034	1,883,479
3,390,000	5.000	05/01/2037	3,391,002
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
260,000	4.000	05/01/2024	259,142
750,000	4.250	05/01/2029	743,418
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)
200,000	2.500	05/01/2026	188,237
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
435,000	2.500	05/01/2026	409,420
Westside Community Development District Solara Phase 2 Assessment Area Special Assessment RB Series 2019 (NR/NR)
125,000	3.625	05/01/2024	123,971
355,000	3.900	05/01/2029	343,691
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)(f)
260,000	3.500	05/01/2024	257,388
810,000	3.750	05/01/2029	779,533
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
250,000	2.500	05/01/2026	235,936
650,000	3.000	05/01/2031	570,027
1,400,000	3.250	05/01/2041	1,062,093
Westview North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	5.750	06/15/2042	1,011,290

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$575,000	5.375%	05/01/2043	$576,971
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
250,000	3.500	06/15/2024	247,379
1,285,000	3.750	06/15/2030	1,202,152
3,350,000	4.250	06/15/2039	2,960,524
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,300,000	5.625	05/01/2042	1,320,240
Willows Community Development District Special Assessment RB Series 2019 (NR/NR)
130,000	3.875	05/01/2024	129,227
500,000	4.370	05/01/2029	497,978
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
170,000	2.400	05/01/2026	159,519
300,000	2.950	05/01/2031	260,398
865,000	3.350	05/01/2041	659,441
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
200,000	4.250	11/01/2029	197,519
680,000	4.875	11/01/2039	655,494
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR\NR)
900,000	4.000	05/01/2042	753,920
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
160,000	3.000	05/01/2025	155,333
230,000	3.650	05/01/2030	212,747
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/2036	133,168
250,000	5.000	05/01/2047	235,302
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
690,000	2.500	05/01/2025	662,422
640,000	3.125	05/01/2030	574,077
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (NR/BBB+)
1,450,000	4.500	05/01/2036	1,452,588
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
175,000	2.500	05/01/2026	164,659
340,000	3.000	05/01/2031	296,123

			959,714,374

Georgia – 2.2%
Bartow County Development Authority Pollution Control RB for Georgia Power Company Plant Bown Project Series 2009 (NR/BBB+)(a) (d)
3,920,000	3.950	03/08/2028	3,976,995

Municipal Bonds – (continued)
Georgia – (continued)
Burke County Development Authority Pollution Control RB (BBB+/A-)(a)(d)
1,600,000	2.250	05/25/2023	1,597,186
Burke County Development Authority Pollution Control RB Fifth Series 1994 (BBB+/A-)(a)(d)
3,000,000	2.150	06/13/2024	2,945,915
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Series 1996 (NR/BBB+)(a)(d)
1,665,000	3.875	03/06/2026	1,687,875
Burke County Development Authority Pollution Control RB Second Series 2008 (BBB+/A-)(a)(d)
3,100,000	2.925	03/12/2024	3,077,153
City of Atlanta RB for Water & Wastewater Series 2018 B (Aa2/AA-)
4,750,000	3.500	11/01/2043	4,333,293
County of Fulton RB Refunding for Water & Sewerage Series 2013 A (Aa2/AA)
7,585,000	4.000	01/01/2035	7,588,912
Development Authority of Bartow County Pollution Control RB First Series 1997 (NR\BBB+)(a)
5,000,000	1.800	09/01/2029	4,257,117
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (NR/NR)
380,000	5.000	03/01/2027	356,842
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
1,215,000	2.375	01/01/2031	1,063,598
1,800,000	4.000	01/01/2036	1,670,316
Glynn-Brunswick Memorial Hospital Authority RB Refunding for Southeast Georgia Health System Obligated Group Series 2020 (Baa1/BBB+)
775,000	4.000	08/01/2035	764,423
500,000	4.000	08/01/2036	484,541
750,000	4.000	08/01/2037	714,783
745,000	4.000	08/01/2038	702,730
Main Street Natural Gas Gas Supply RB Series 2019B (NR/NR)(a)(d)
14,050,000	4.000	12/02/2024	14,125,665
Main Street Natural Gas Gas Supply RB Series 2021A (NR/NR)(a)(d)
15,875,000	4.000	09/01/2027	15,869,577
Main Street Natural Gas Gas Supply RB Sub-Series 2018A (NR/NR)(a)(d)
14,250,000	4.000	09/01/2023	14,266,888
Main Street Natural Gas Inc. Gas Supply RB Series 2019A (NR/NR)
1,500,000	5.000	05/15/2024	1,512,588
2,500,000	5.000	05/15/2028	2,588,459
4,775,000	5.000	05/15/2030	4,995,100
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (NR/NR)(a)(d)
10,295,000	4.000	12/01/2028	10,106,496
Main Street Natural Gas Inc. Gas Supply RB Series 2022A (NR/NR)
2,185,000	4.000	12/01/2026	2,182,998

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (NR/NR)(a)(d)
$25,775,000	5.000%	03/01/2030	$27,281,203
Monroe County Development Authority Pollution Control RB First Series 2009 (BBB+/A-2/A-)(a)(d)
1,850,000	1.000	08/21/2026	1,653,400
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2006 (NR/BBB+)(a)(d)
1,940,000	3.875	03/06/2026	1,966,653
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2012 (NR/BBB+)(a)(d)
3,520,000	3.875	03/06/2026	3,568,361
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2013 (NR/BBB+)(a)(d)
1,940,000	3.875	03/06/2026	1,966,653
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (Baa1/A)
4,155,000	5.000	01/01/2024	4,211,314
4,360,000	5.000	01/01/2025	4,502,757
4,575,000	5.000	01/01/2026	4,818,099
4,805,000	5.000	01/01/2027	5,145,659
5,040,000	5.000	01/01/2028	5,480,364
5,295,000	5.000	01/01/2029	5,778,959
1,080,000	5.000	01/01/2034	1,161,806
Private Colleges & Universities Authority RB Refunding for Agnes Scott College, Inc. Series 2021 (NR/A-)
495,000	5.000	06/01/2031	561,994
400,000	5.000	06/01/2032	451,823
500,000	5.000	06/01/2033	563,278
400,000	4.000	06/01/2034	416,833
500,000	4.000	06/01/2035	512,985
850,000	4.000	06/01/2045	783,674
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(f)
1,275,000	4.000	01/01/2038	1,171,834
Savanah Economic Development Authority Recovery Zone Facility Revenue Refunding Bonds Series 2019A (NON-AMT) (BBB/NR)(a)(d)
400,000	2.000	10/01/2024	384,781
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (Baa2/BBB)
1,925,000	1.900	08/01/2024	1,854,936

			175,106,816

Guam – 0.7%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (AMT) (Baa2/NR)(h)
1,265,000	5.250	10/01/2029	1,325,288
1,285,000	5.250	10/01/2030	1,346,125
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
765,000	3.099	10/01/2028	671,488
550,000	3.189	10/01/2029	473,025
740,000	3.489	10/01/2031	619,662

Municipal Bonds – (continued)
Guam – (continued)
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
670,000	3.625	02/01/2025	658,263
2,045,000	4.250	02/01/2030	2,065,015
Guam Government GO Bonds Series 2019 (AMT) (Ba1/BB-)
2,165,000	5.000	11/15/2031	2,273,021
Guam Government Limited Obligation RB Section 30 Series 2016 A (NR/BB)
2,755,000	5.000	12/01/2025	2,850,446
2,255,000	5.000	12/01/2026	2,362,525
2,000,000	5.000	12/01/2027	2,089,538
Guam Government RB Refunding Series 2021 E (Ba1/NR)
7,795,000	3.250	11/15/2026	7,488,080
Guam Government RB Refunding Series 2021 F (Ba1/NR)
525,000	5.000	01/01/2028	555,858
1,225,000	5.000	01/01/2029	1,304,900
1,100,000	5.000	01/01/2030	1,174,994
1,100,000	5.000	01/01/2031	1,182,198
7,065,000	4.000	01/01/2042	6,387,899
Guam Power Authority RB Series 2014 A (AGM) (A2/AA)
325,000	5.000	10/01/2039	333,904
250,000	5.000	10/01/2044	256,304
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
6,615,000	5.000	01/01/2050	6,719,987
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
350,000	5.000	07/01/2025	359,557
560,000	5.000	07/01/2026	583,848
350,000	5.000	07/01/2027	369,568
370,000	5.000	07/01/2028	390,169
725,000	5.000	07/01/2029	764,266
700,000	5.000	07/01/2030	737,094
700,000	5.000	07/01/2031	736,493
700,000	5.000	07/01/2032	735,477
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
1,030,000	5.000	01/01/2046	1,045,040
Guam Waterworks Authority Water and Wastewater System RB Series 2013 (CASH) (Baa2\A-)(b)
1,450,000	5.500	07/01/2023	1,459,613
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (Baa2/A)
400,000	5.000	07/01/2029	431,666
600,000	5.000	07/01/2031	646,291
250,000	5.000	07/01/2033	268,696
225,000	5.000	07/01/2034	241,307
425,000	5.000	07/01/2036	450,327
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Ba1/NR)
300,000	5.000	11/01/2027	319,114
450,000	5.000	11/01/2028	483,480
450,000	5.000	11/01/2029	487,193
375,000	5.000	11/01/2030	408,451

			53,056,170

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Hawaii – 0.5%
City & County Honolulu RB for Wastewater System Series 2018 A (Aa2/NR)
$8,000,000	4.000%		07/01/2042	$8,019,562
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (Baa1/NR)
5,025,000	4.000		03/01/2037	4,837,379
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Baa1/NR)
9,055,000	3.200		07/01/2039	7,684,144
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
30,000	4.000		05/15/2026	30,047
75,000	5.000		05/15/2029	78,079
35,000	5.000		05/15/2030	36,341
150,000	5.000		05/15/2031	155,097
180,000	5.000		05/15/2032	185,542
60,000	3.000		05/15/2033	50,515
100,000	3.000		05/15/2034	82,835
150,000	3.000		05/15/2035	122,259
670,000	3.250		05/15/2039	532,863
575,000	5.000		05/15/2044	578,793
State of Hawaii Airports System RB Series 2022A (A1/AA-)
7,750,000	5.000		07/01/2047	8,198,301
State of Hawaii Airports System RB Series 2022A (AMT) (A1/A+)
9,000,000	5.000		07/01/2051	9,458,871

				40,050,628

Idaho – 0.0%
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (Baa3/BBB-)
2,000,000	2.750		10/01/2024	1,971,528

Illinois – 11.0%
Barrington Community Unit School District GO School Bonds Series 2021 (AAA/NR)
2,255,000	5.000		12/01/2029	2,627,371
Belleville Tax Increment & Sales Tax Refunding RB for Carlyle Green Mount Redevelopment Project Series 2021B (NR/NR)
1,675,000	3.750		07/01/2041	1,549,060
Berwyn Municipal Securitization Corp. RB Refunding Series 2019 (AGM-CR) (NR/AA)
7,200,000	5.000		01/01/2035	8,085,134
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Ba2/AA)
625,000	4.000		10/01/2043	582,154
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (NR/AA)
350,000	0.000	(g)	01/01/2026	321,120
165,000	0.000	(g)	01/01/2027	146,832
240,000	0.000	(g)	01/01/2028	206,962
300,000	5.000		01/01/2029	334,800
1,875,000	5.000		01/01/2032	2,074,273
765,000	5.000		01/01/2033	844,080
1,115,000	5.000		01/01/2034	1,228,969

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (Ba3/BB)
555,000	5.382		12/01/2023	551,225
7,690,000	5.482		12/01/2024	7,597,001
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
3,550,000	6.000		04/01/2046	3,733,307
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (NR/NR)
1,085,000	5.000		04/01/2034	1,116,059
250,000	5.000		04/01/2035	255,623
110,000	5.000		04/01/2036	112,045
1,525,000	5.000		04/01/2037	1,548,588
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB)(g)
2,225,000	0.000		12/01/2026	1,955,827
1,125,000	0.000		12/01/2027	951,449
3,095,000	0.000		12/01/2029	2,404,187
2,660,000	0.000		12/01/2030	1,972,624
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(g)
965,000	0.000		12/01/2027	816,132
1,040,000	0.000		12/01/2028	844,351
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (Ba1/BBB+)(g)
670,000	0.000		01/01/2031	492,603
Chicago Illinois Board of Education GO Bonds Series 2015 C (NR/BB)
2,500,000	6.000		12/01/2035	2,571,085
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(g)
4,705,000	0.000		12/01/2031	3,327,780
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL) (Baa2/BB)(g)
3,485,000	0.000		12/01/2023	3,405,196
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba3/BB)
2,530,000	5.500		12/01/2026	2,654,666
6,330,000	5.500		12/01/2027	6,726,954
3,000,000	5.500		12/01/2028	3,226,106
2,115,000	5.500		12/01/2029	2,297,488
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB)
1,020,000	5.250		12/01/2039	1,030,728
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba3/BB)
10,380,000	6.038		12/01/2029	10,184,977
2,500,000	6.138		12/01/2039	2,289,731
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB)
5,160,000	7.000		12/01/2044	5,456,653

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB)
$7,125,000	6.500%		12/01/2046	$7,510,695
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
5,325,000	5.000		12/01/2025	5,536,908
1,270,000	5.000		12/01/2026	1,343,060
2,375,000	5.000		12/01/2027	2,543,742
2,000,000	5.000		12/01/2028	2,163,654
1,500,000	5.000		12/01/2030	1,615,954
3,350,000	5.000		12/01/2031	3,595,078
2,550,000	5.000		12/01/2032	2,732,377
2,800,000	5.000		12/01/2033	2,992,492
600,000	5.000		12/01/2034	638,044
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (NR/AA)
2,180,000	5.000		12/01/2028	2,358,384
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 A (NR/BB)
2,000,000	0.000	(g)	12/01/2025	1,811,942
2,000,000	0.000	(g)	12/01/2026	1,746,087
300,000	0.000	(g)	12/01/2027	251,755
2,500,000	4.000		12/01/2027	2,488,801
5,000,000	5.000		12/01/2030	5,252,939
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 B (NR/BB)
1,200,000	5.000		12/01/2023	1,207,345
1,250,000	5.000		12/01/2024	1,270,602
1,200,000	5.000		12/01/2025	1,234,174
1,000,000	5.000		12/01/2026	1,037,114
3,060,000	5.000		12/01/2028	3,212,611
1,000,000	5.000		12/01/2029	1,055,562
3,000,000	5.000		12/01/2030	3,151,764
1,000,000	5.000		12/01/2031	1,044,628
1,000,000	5.000		12/01/2032	1,042,508
1,000,000	5.000		12/01/2033	1,038,962
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (AGM-CR NATL) (A2/AA)(g)
1,465,000	0.000		01/01/2030	1,159,326
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (Ba1/BBB+)(g)
750,000	0.000		01/01/2032	525,901
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (Ba1/WR/BBB+)
330,000	5.500		01/01/2037	336,811
3,020,000	5.500		01/01/2040	3,069,447
Chicago Illinois GO Bonds Project Refunding Series 2014 A (Ba1/BBB+)
1,500,000	5.250		01/01/2033	1,511,708
630,000	5.000		01/01/2034	632,907
Chicago Illinois GO Bonds Series 2010 B (Ba1/BBB+)
1,130,000	7.517		01/01/2040	1,301,128

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Series 2015 A (NR/BBB+)
1,320,000	5.500		01/01/2039	1,343,356
Chicago Illinois GO Bonds Series 2015 B (NR/BBB+)
706,000	7.375		01/01/2033	766,858
Chicago Illinois GO Bonds Series 2019 (NR/BBB+)
3,725,000	5.000		01/01/2029	3,957,377
2,720,000	5.000		01/01/2031	2,882,478
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
2,575,000	5.000		01/01/2024	2,601,575
4,435,000	5.000		01/01/2025	4,537,160
5,600,000	5.000		01/01/2038	5,677,182
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A3/A-)
4,235,000	5.500		01/01/2029	4,240,439
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (NR/A)
6,000,000	5.000		01/01/2048	6,275,945
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (NR/A)
4,910,000	5.000		01/01/2037	5,094,235
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (NR/A)
8,955,000	5.250		01/01/2035	9,601,903
Chicago Illinois Sales Tax Refunding Series 2002 (ETM) (NR/NR)
1,105,000	5.000		01/01/2025	1,151,127
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (NR/AA)
475,000	5.250		01/01/2042	492,249
1,330,000	4.000		01/01/2052	1,269,197
Chicago Illinois Water RB Refunding for Second Lien Project Series 2017-2 (AGM) (NR/AA)
1,000,000	5.000		11/01/2033	1,076,970
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (Baa2/A)
15,475,000	5.000		11/01/2042	15,474,605
Chicago Park District GO LT Refunding Bonds Series 2021C (AA-/AA-)
4,400,000	4.000		01/01/2035	4,468,672
Chicago Transit Authority Sales Tax Receipts RB Series 2014 (NR/AA)
9,740,000	5.250		12/01/2049	9,847,126
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopment Project Series 2021 B (NR/NR)
505,000	3.250		07/01/2029	492,970
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2016 (NR/NR)
1,400,000	5.750		04/01/2034	1,494,000
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
2,500,000	5.000		04/01/2045	2,561,250
City of Chicago Board of Education GO Bonds Series 1999 A (Ba2/BB)
4,725,000	5.500		12/01/2026	4,989,090

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
City of Chicago Board of Education UT GO Bonds for Dedicated Revenues Series 2018D (NR/BB)
$2,550,000	5.000%	12/01/2046	$2,470,740
City of Chicago Board of Education UT GO Bonds Series 2012A (Ba2/BB)
5,225,000	5.000	12/01/2042	5,090,654
City of Chicago Board of Education UT GO Bonds Series 2021A (NR/BB)
2,300,000	5.000	12/01/2036	2,352,627
750,000	5.000	12/01/2038	759,066
City of Chicago Board of Education UT GO Refunding Bonds Series 2017H (NR/BB)
4,500,000	5.000	12/01/2036	4,581,927
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (NR/AA)
15,000,000	5.000	12/01/2027	16,065,736
7,950,000	5.000	12/01/2029	8,591,060
4,690,000	5.000	12/01/2030	5,052,549
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (NR/BB)
1,900,000	5.000	12/01/2024	1,931,315
6,270,000	5.000	12/01/2025	6,448,561
City of Chicago Board of Education UT GO Refunding Bonds Series 2022B (NR\BB)
2,250,000	4.000	12/01/2037	2,072,131
City of Chicago Board of Education UT GO Series 2015E Project Bonds (NR/BB)
1,300,000	5.125	12/01/2032	1,312,557
City of Chicago GO Bonds Refunding Series 2019A (NR/BBB+)
3,775,000	5.000	01/01/2027	3,948,832
City of Chicago GO Bonds Refunding Series 2020A (NR/BBB+)
4,675,000	5.000	01/01/2026	4,839,218
4,180,000	5.000	01/01/2028	4,407,304
City of Chicago GO Bonds Refunding Series 2021A (NR/BBB+)
1,260,000	5.000	01/01/2027	1,318,021
City of Chicago GO Bonds Refunding Series 2021B (NR/BBB+)
301,000	4.000	01/01/2028	304,097
City of Chicago GO Bonds Series 2015A (NR/BBB+)
2,700,000	5.250	01/01/2028	2,766,131
City of Chicago GO Bonds Series 2019A (NR/BBB+)
690,000	5.000	01/01/2028	727,521
5,535,000	5.500	01/01/2049	5,789,068
City of Chicago GO Bonds Series 2021B (BBB+/BBB-)
5,579,000	4.000	01/01/2030	5,612,414
2,956,000	4.000	01/01/2038	2,761,310
5,330,000	4.000	01/01/2044	4,673,673
City of Chicago GO Bonds Series 2023A (Baa3/BBB+)
1,950,000	4.000	01/01/2035	1,926,502
3,250,000	5.000	01/01/2035	3,499,996
City of Chicago GO Refunding Bonds Series 2020 A (NR/BBB+)
2,745,000	5.000	01/01/2025	2,808,232
9,645,000	5.000	01/01/2029	10,246,684
9,315,000	5.000	01/01/2030	9,928,127
City of Chicago IL Waterworks Revenue RB Series 1999 (A/NR/Baa2/WR)
1,560,000	5.000	11/01/2028	1,636,447

Municipal Bonds – (continued)
Illinois – (continued)
City of Chicago IL Waterworks Revenue RB Series 1999 (A/NR/ Baa2/WR) – (continued)
1,780,000	5.000	11/01/2029	1,878,279
1,000,000	5.000	11/01/2030	1,055,081
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2014A (A3/A-)
1,000,000	5.000	01/01/2029	1,009,027
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2016B (NR/A-)
10,000,000	5.000	01/01/2041	10,248,209
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (NR/A+)
3,650,000	5.000	01/01/2042	3,864,488
2,250,000	4.500	01/01/2048	2,251,048
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2016B (NR/A+)
4,250,000	5.000	01/01/2033	4,469,182
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022C (NR/A+)
2,000,000	5.000	01/01/2025	2,062,046
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022D (AMT) (NR/A+)
2,500,000	4.000	01/01/2042	2,499,995
City of Chicago Second Lien Wastewater Transmission Revenue Refunding Bonds Series 2008C (NR/A)
2,000,000	5.000	01/01/2035	2,037,755
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (NR/A)
1,645,000	5.000	11/01/2026	1,732,308
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (A2/AA)
265,000	5.432	01/01/2042	258,314
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (A2/AA)
5,650,000	6.314	01/01/2044	6,028,521
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (Aa2/NR)
115,000	4.000	01/01/2027	119,862
200,000	4.000	01/01/2029	212,277
145,000	4.000	01/01/2030	153,730
Cook County High School District No. 209 Proviso Township GO Bonds Limited Tax School Series 2018 B (AGM) (NR/AA)
10,350,000	5.500	12/01/2036	11,808,935
Cook County Sales Tax RB Series 2018 (NR/AA-)
4,000,000	4.000	11/15/2037	4,033,156
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (Aa2/NR)
840,000	4.000	12/01/2023	846,340
County of Cook Sales Tax RB Refunding Series 2021 A (NR/AA-)
8,905,000	4.000	11/15/2039	8,973,090
County of Will Illinois GO Bonds Series 2019 (Aa1/AA+)
1,500,000	4.000	11/15/2047	1,501,141
District of Greater Chicago Metropolitan Water Reclamation GO UT Bonds 2016 Series E (NR/AA+)
7,520,000	5.000	12/01/2045	7,873,318

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (NR/BBB+)
$605,000	5.000%	12/01/2034	$642,022
775,000	5.000	12/01/2039	798,565
1,000,000	5.000	12/01/2044	1,015,534
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (A1/AA)
2,325,000	4.000	12/01/2036	2,377,656
1,420,000	4.000	12/01/2037	1,450,444
4,230,000	4.000	12/01/2042	4,264,132
Illinois Finance Authority RB for Cook County School District No. 95 Brookfield Series 2018 (Aa2/NR)
500,000	4.000	12/01/2038	506,435
400,000	4.000	12/01/2040	400,629
1,085,000	4.000	12/01/2042	1,087,775
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)(f)
1,235,000	5.500	08/01/2043	1,218,543
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
1,000,000	5.000	03/01/2040	993,572
685,000	5.000	03/01/2042	675,955
Illinois Finance Authority RB for DuPage County Community High School District No. 99 Downers Grove Series 2020 A (NR/AA+)
1,300,000	4.000	12/15/2032	1,381,348
3,740,000	4.000	12/15/2033	3,931,386
1,700,000	4.000	12/15/2034	1,770,919
1,395,000	4.000	12/15/2035	1,439,291
2,750,000	3.000	12/15/2036	2,606,770
2,000,000	3.000	12/15/2037	1,865,717
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (Aa2/AA+)
19,555,000	4.000	07/15/2047	18,771,617
Illinois Finance Authority RB for Plymouth Place Series 2022A (NR/NR)
685,000	5.500	05/15/2026	691,775
725,000	5.500	05/15/2027	732,918
765,000	5.500	05/15/2028	771,727
Illinois Finance Authority RB for Plymouth Place Series 2022B-3 (NR/NR)
1,750,000	4.750	11/15/2027	1,746,330
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(f)
5,600,000	6.125	04/01/2049	5,446,992
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2021 B (NR/NR)
2,280,000	3.250	05/15/2027	2,019,232
Illinois Finance Authority RB Refunding for Edward Elmhurst Healthcare Obligation Group Series 2018 A (NR/A)(b)
4,000,000	4.250	01/01/2028	4,302,145
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
1,425,000	4.000	05/15/2027	1,372,026
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Baa3/NR)
750,000	5.000	09/01/2026	749,965

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Baa3/NR) – (continued)
500,000	5.000	09/01/2027	500,957
500,000	5.000	09/01/2028	502,092
1,600,000	5.000	09/01/2030	1,605,315
1,000,000	5.000	09/01/2031	999,542
1,000,000	5.000	09/01/2032	995,944
1,035,000	5.000	09/01/2033	1,024,854
1,150,000	5.000	09/01/2034	1,126,458
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa2/A-)
900,000	4.000	09/01/2041	864,521
3,875,000	5.000	09/01/2046	3,934,399
Illinois Finance Authority RB Refunding for Lawndale Educational & Regional Network Charter School Obligated Group Series 2021 (NR/BBB)
650,000	4.000	11/01/2041	592,346
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
375,000	5.000	05/15/2041	321,665
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (Aa2/AA-)
2,100,000	5.000	10/01/2041	2,229,675
Illinois Finance Authority RB Refunding for University of Chicago Series 2021 A (Aa2/AA-)
1,380,000	5.000	10/01/2037	1,670,023
Illinois Finance Authority RB Series 2021 (NR\BB+)(f)
375,000	4.000	10/01/2042	283,806
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (NR/AA-)
1,130,000	5.000	01/01/2036	1,226,000
5,290,000	4.000	01/01/2038	5,285,896
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (NR/AA-)
10,685,000	5.000	01/01/2026	11,293,243
8,170,000	5.000	01/01/2027	8,803,294
15,355,000	5.000	01/01/2028	16,860,406
11,790,000	5.000	01/01/2029	13,165,346
Illinois Sport Facilities Authority Sport Facilities Refunding Bonds Series 2021 (NR\BB+)
1,500,000	5.000	06/15/2030	1,541,637
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (NR/AA)
4,160,000	5.000	06/15/2027	4,239,301
Illinois Sports Facilities Authority Sports Facilities Refunding Bonds Series 2021 (NR/BBB-)
480,000	5.000	06/15/2032	490,232
Illinois State GO Bonds Series 2013 (Baa2/BBB)
5,000,000	5.500	07/01/2024	5,024,836
4,000,000	5.500	07/01/2025	4,019,705
5,500,000	5.250	07/01/2028	5,523,247
9,490,000	5.500	07/01/2038	9,518,334
Illinois State GO Bonds Series 2017 A (Baa2/BBB)
375,000	4.500	12/01/2041	377,041
Illinois State GO Bonds Series 2017 D (Baa2/BBB)
48,140,000	5.000	11/01/2024	49,593,313
2,000,000	5.000	11/01/2025	2,099,481

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2017 D (Baa2/BBB) – (continued)
$13,250,000	5.000%		11/01/2026	$14,165,680
24,005,000	5.000		11/01/2028	26,035,979
Illinois State GO Bonds Series 2018 A (Baa2/BBB)
16,380,000	5.000		05/01/2031	17,810,665
1,760,000	5.000		05/01/2042	1,835,311
1,760,000	5.000		05/01/2043	1,832,758
Illinois State GO Bonds Series 2019 A (Baa2/BBB)
8,000,000	5.000		11/01/2024	8,241,514
Illinois State GO Bonds Series 2019 C (Baa2/BBB)
4,980,000	4.000		11/01/2042	4,715,004
Illinois State GO Bonds Series 2020 (Baa2/BBB)
1,525,000	5.500		05/01/2039	1,687,319
4,100,000	5.750		05/01/2045	4,519,362
Illinois State GO Refunding Bonds Series 2016 (AGM) (A2/AA)
1,185,000	4.000		02/01/2031	1,226,887
Illinois State GO Refunding Bonds Series 2018 B (Baa2/BBB)
2,340,000	5.000		10/01/2031	2,557,478
Illinois State Toll Highway Authority Toll Highway Senior RB 2019 Series C (AA-/Aa3)
9,395,000	5.000		01/01/2025	9,783,913
Metropolitan Pier & Exposition Authority Dedicated State Tax RB for McCormick Place Expansion Series 2002A (Baa3/A-)(g)
2,000,000	0.000		06/15/2034	1,287,929
1,860,000	0.000		06/15/2038	944,882
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/BBB+)(g)
5,600,000	0.000		12/15/2032	3,860,657
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (Baa2/BBB+)(g)
2,690,000	0.000		12/15/2031	1,932,169
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/BBB+)
2,000,000	5.000		12/15/2028	2,089,310
300,000	5.000		12/15/2032	312,966
600,000	5.000		12/15/2033	624,509
500,000	5.000		12/15/2034	518,195
1,260,000	0.000	(c)	12/15/2037	826,074
3,500,000	0.000	(c)	12/15/2042	2,199,527
3,850,000	0.000	(c)	12/15/2047	2,352,848
Metropolitan Pier and Exposition Authority Dedicated State Tax RB Series 2002A (NATL) (A-/Baa3)(g)
2,000,000	0.000		12/15/2034	1,254,125
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (A-/NR)
5,355,000	4.000		06/15/2052	4,611,086
Regional Transportation Authority Illinois GO Refunding Bonds Series 2017 A (NR/AA)
4,430,000	5.000		07/01/2029	4,891,718
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/AA-)
4,355,000	5.000		01/01/2026	4,602,908
5,150,000	5.000		01/01/2027	5,549,200
2,665,000	5.000		01/01/2028	2,926,277

Municipal Bonds – (continued)
Illinois – (continued)
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/AA-)
6,000,000	5.000		01/01/2029	6,699,922
South Sangamon Water Commission GO Refunding Bonds for Alternative Revenue Source Series 2020 (AGM) (Baa1/AA)
875,000	4.000		01/01/2032	916,994
450,000	4.000		01/01/2033	469,036
475,000	4.000		01/01/2034	491,661
420,000	4.000		01/01/2035	430,239
470,000	4.000		01/01/2037	473,420
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (NR/AA)(g)
6,055,000	0.000		12/01/2025	5,538,923
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (A2/AA)
4,000,000	3.500		03/01/2030	4,037,920
State of Illinois GO Bonds Series 2014 (Baa2/BBB)
570,000	5.000		02/01/2024	579,027
State of Illinois GO Bonds Series 2016 (A3/A-)
1,115,000	3.500		06/01/2031	1,112,705
State of Illinois GO Bonds Series 2017 A (Baa2/BBB)
875,000	4.250		12/01/2040	869,184
State of Illinois GO Bonds Series 2017 D (Baa2/BBB)
925,000	3.250		11/01/2026	931,258
State of Illinois GO Bonds Series 2017C (Baa1/BBB+)
12,830,000	5.000		11/01/2029	13,887,230
State of Illinois GO Bonds Series 2017D (Baa1/BBB+)
10,000,000	5.000		11/01/2027	10,856,214
State of Illinois GO Bonds Series 2019B (A3/A-)
2,000,000	4.000		11/01/2034	2,036,161
State of Illinois GO Bonds Series 2020D (Baa1/BBB+)
5,425,000	5.000		10/01/2024	5,580,239
State of Illinois GO Bonds Series 2021A (Baa1/BBB+)
4,195,000	4.000		03/01/2041	4,027,217
State of Illinois GO Bonds Series 2022A (Baa1/BBB+)
3,875,000	5.500		03/01/2047	4,270,927
State of Illinois GO Refunding Bonds Series 2018A (Baa1/BBB+)
500,000	5.000		10/01/2028	550,228
State of Illinois GO Unlimited Bonds Series 2017 A (Baa2/BBB)
1,500,000	4.000		12/01/2033	1,534,292
5,000,000	4.250		12/01/2037	5,045,531
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (Baa2/BBB)
5,100,000	5.000		10/01/2027	5,534,431
State of Illinois RB Refunding Series 2016 C (BAM-TCRS) (NR/AA)
5,580,000	4.000		06/15/2028	5,717,570
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)(f)
2,200,000	5.625		03/01/2043	2,144,622
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)(f)
370,000	4.000		01/01/2031	350,337
1,050,000	5.000		01/01/2045	971,267

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – (continued)
Illinois – (continued)
Village of Hillside Illinois Tax Increment RB Refunding Series 2018 (NR/NR)
$250,000		5.000%		01/01/2024		$250,812
2,690,000		5.000		01/01/2030		2,678,998
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
1,400,000		4.250		01/01/2029		1,332,932
Village of Romeoville GO Refunding Bonds Series 2019 (Aa2/NR)
3,055,000		5.000		12/30/2027		3,408,974
3,235,000		5.000		12/30/2028		3,685,810
Village of Romeoville RB Refunding for Lewis University Series 2018 B (NR/BBB)
210,000		4.125		10/01/2041		184,247
1,420,000		4.125		10/01/2046		1,185,843
Will County Community High School District No. 210 Lincoln- Way GO Refunding Bonds Series 2020 (AGM) (Baa1/AA)
650,000		4.000		01/01/2034		671,922

						897,468,588

Indiana – 0.5%
City of Mishawaka RB for Sewerage Works Series 2018 (AGM) (NR/AA)
1,845,000		2.000		09/01/2038		1,475,989
City of Whiting Environmental Facilities Refunding RB for BP Products North America Inc. Project Series 2019A (NR/NR) (a)(d)
4,450,000		5.000		06/05/2026		4,549,058
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (NR/BBB)
540,000		5.000		09/15/2034		575,153
680,000		5.000		09/15/2039		702,825
445,000		4.000		09/15/2044		394,674
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (NR/BB-)
2,165,000		4.125		12/01/2026		2,117,094
Indiana Finance Authority First Lien Wastewater Utility RB Series 2015A (AA/NR)
16,825,000		5.000		10/01/2045		17,211,282
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (NR/A-)(a)(d)
2,300,000		2.100		11/01/2026		2,245,595
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (Ba1/NR)
185,000		4.000		07/01/2030		174,509
300,000		5.000		07/01/2040		288,574
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (Ba1/NR)
2,110,000		3.000		11/01/2030		1,957,329
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (Ba1/NR)
2,350,000		3.000		11/01/2030		2,179,963
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR)
300,000		1.720		11/15/2023		292,161
350,000		1.990		11/15/2024		331,109

Municipal Bonds – (continued)
Indiana – (continued)
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR) – (continued)
360,000	2.450		11/15/2025		334,152
465,000	2.520		11/15/2026		425,990
610,000	2.920		11/15/2027		552,478
850,000	3.210		11/15/2028		761,276
880,000	3.260		11/15/2029		778,243
670,000	3.300		11/15/2030		586,600
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (Aa3/AA-)(e)
3,560,000	(SIFMA Municipal Swap Index Yield + 0.55%) 3.590		11/01/2023		3,560,625
Town of Upland Economic Development RB for Taylor University Project Series 2021 (NR/A-)
1,300,000	4.000		09/01/2033		1,322,446

					42,817,125

Iowa – 0.4%
City of Coralville GO Annual Appropriation Refunding Bonds Series 2022C (NR/NR)
11,195,000	5.000		05/01/2042		11,006,304
City of Davenport GO Corporate Bonds Series 2019 IA (Aa3/AA)
1,060,000	4.000		06/01/2031		1,110,066
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds Series 2022 (BBB-/NR)(a)(d)
5,800,000	4.000		12/01/2032		5,641,027
Iowa Finance Authority RB for Gevo NW Iowa RNG LLC Series 2021 (AMT) (Aa3/VMIG1/NR)(a)(d)
5,500,000	1.500		04/01/2024		5,410,532
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (NR/NR)
1,700,000	4.000		05/15/2055		1,032,281
2,300,000	5.000		05/15/2055		1,680,669
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (BBB+/NR)
925,000	5.375		10/01/2052		964,173
Iowa Tobacco Settlement Authority RB Refunding Series 2021 B-1 (NR/BBB)
6,995,000	4.000		06/01/2049		6,904,112

					33,749,164

Kansas – 0.1%
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
825,000	4.000		06/01/2036		671,695
City of Topeka Health Care Facilities RB for Brewster Place Series 2022A (NR/NR)
1,750,000	6.500		12/01/2052		1,722,674
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
1,300,000	4.000		05/15/2023		1,297,668
1,015,000	4.000		05/15/2024		998,182
1,060,000	5.000		05/15/2025		1,047,421
1,165,000	5.000		05/15/2027		1,135,394

					6,873,034

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – 1.4%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)(f)
$1,925,000	4.450%	01/01/2042	$1,792,599
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022B (NR/NR)(f)
2,250,000	3.700	01/01/2032	2,133,472
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (AMT) (A1/A)
4,525,000	2.125	10/01/2034	3,631,553
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (AMT) (A1/A)
6,100,000	2.000	02/01/2032	5,142,973
Fayette County School District Finance Corp. School Building RB Series 2023A (Aa3/AA-)
4,145,000	4.000	03/01/2045	4,107,178
4,400,000	4.000	03/01/2048	4,291,875
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
180,000	4.000	03/01/2046	161,932
110,000	4.000	03/01/2049	97,369
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A2/AA)
1,200,000	4.000	06/01/2037	1,162,858
400,000	4.000	06/01/2045	368,053
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
1,000,000	5.000	08/01/2035	1,074,298
1,000,000	5.000	08/01/2036	1,064,141
Kentucky Public Energy Authority Gas Supply RB 2018 Series A (NR/NR)(a)(d)
1,000,000	4.000	04/01/2024	1,001,232
Kentucky State Property & Building Commission RB Refunding Project No. 112 Series 2016 B (ST APPROP) (A1/A-)
8,145,000	5.000	11/01/2025	8,623,918
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (NR/A)
2,000,000	4.000	10/01/2034	2,019,163
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (A1/A)
17,250,000	2.000	10/01/2033	14,164,644
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (Aa3/AA)
10,000,000	4.000	05/15/2038	10,068,925
Public Energy Authority of Kentucky Gas Supply RB Series 2020A (NR/NR)(a)(d)
32,050,000	4.000	06/01/2026	31,966,446
Public Energy Authority of Kentucky Gas Supply RB Series 2022 A-1 (NR/NR)(a)(d)
16,775,000	4.000	08/01/2030	16,380,672
University of Kentucky General Receipts Refunding Bonds Series 2015 A (ST INTERCEPT) (Aa2/AA+)
3,260,000	4.000	04/01/2026	3,352,120

			112,605,421

Municipal Bonds – (continued)
Louisiana – 1.9%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (NR/BB)
1,135,000	4.000	12/01/2023	1,137,517
1,150,000	4.000	12/01/2024	1,153,597
4,155,000	5.000	12/01/2025	4,181,489
3,555,000	5.000	12/01/2027	3,547,554
1,600,000	5.000	12/01/2028	1,595,428
City of New Orleans Sewerage Service RB Series 2020 B (AGM) (NR/AA)
310,000	4.000	06/01/2036	320,750
285,000	4.000	06/01/2037	290,904
310,000	4.000	06/01/2038	312,620
400,000	4.000	06/01/2039	402,225
265,000	4.000	06/01/2040	265,260
City of New Orleans Sewerage Service RB Series 2020 B (NR/A)
1,325,000	5.000	06/01/2045	1,405,261
Lake Charles Harbor & Terminal District RB Series 2021 (AMT) (NR/NR)(a)(d)
17,000,000	1.000	12/01/2024	16,084,812
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(f)
630,000	3.625	06/01/2024	624,866
2,540,000	3.750	06/01/2030	2,382,848
5,070,000	4.375	06/01/2048	4,403,119
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
485,000	2.375	06/01/2026	452,514
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)(f)
1,765,000	6.500	06/15/2038	1,809,556
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (NR/BBB+)(f)
16,840,000	5.000	04/01/2035	17,375,426
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (NR/BBB)
14,185,000	3.500	11/01/2032	13,038,936
Louisiana Local Government Environmental Facilities & Community Development Authority Subordinate Lien RB for East Baton Rouge Sewerage Commission Projects Series 2014 A (WR/A+)(b)
6,250,000	4.375	02/01/2024	6,336,709
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (NR/AA)
900,000	2.750	10/01/2023	897,493
670,000	5.000	10/01/2023	676,061
Louisiana Public Facilities Authority RB for Geo Academies Mid- City Project Series 2022 (NR/NR)(f)
420,000	5.625	06/01/2037	419,153
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)(f)
400,000	6.000	06/01/2037	385,205

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB for Lincoln Prepatory School Project Series 2022A (NR/NR)(f)
$300,000	6.125%	06/01/2037	$291,005
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (NR/AA)
3,530,000	3.000	06/01/2050	2,628,566
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (NR/A+)
1,295,000	4.000	06/01/2050	1,215,789
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A3/NR)
900,000	4.000	07/01/2044	842,236
Louisiana Public Facilities Authority RB Refunding for Loyola University New Orleans Series 2021 (Baa1/BBB)
1,435,000	4.000	10/01/2036	1,390,136
885,000	4.000	10/01/2037	846,550
1,530,000	4.000	10/01/2039	1,443,990
550,000	4.000	10/01/2041	507,120
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A3/A)
3,695,000	4.000	05/15/2042	3,627,319
600,000	5.000	05/15/2046	610,257
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)(f)
580,000	4.000	06/01/2031	533,080
1,235,000	4.000	06/01/2041	1,017,658
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)(f)
490,000	4.000	06/01/2031	450,360
785,000	4.000	06/01/2041	646,852
Louisiana Public Facilities Authority Revenue Refunding Bonds for Ochsner Clinic Foundation Project Series 2017 (A3/A)
2,400,000	5.000	05/15/2042	2,462,678
New Orleans Aviation Board GARB Series 2015 B (AMT) (A2/A-)
3,750,000	5.000	01/01/2034	3,819,940
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-)(a)(d)
13,210,000	4.050	07/01/2026	13,210,000
Parish of St. John the Baptist Revenue Refunding Bonds for Marathon Oil Project Series 2017 (NON-AMT) (NR/BBB-) (a)(d)
21,235,000	2.200	07/01/2026	19,935,152
Parish of St. John The Baptist Revenue Refunding Bonds Series 2017 (NON-AMT) Sub-Series 2017A-2 (BBB-/BBB-) (a)(d)
15,505,000	2.100	07/01/2024	15,134,713
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (A2/A)
500,000	5.000	04/01/2023	500,000

			150,612,704

Maine – 0.2%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/BBB+)
800,000	3.000	01/01/2027	800,480
300,000	5.000	01/01/2028	332,507

Municipal Bonds – (continued)
Maine – (continued)
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/BBB+) – (continued)
225,000	5.000	01/01/2029	253,154
270,000	5.000	01/01/2030	306,935
370,000	5.000	01/01/2031	417,914
810,000	5.000	01/01/2032	908,596
890,000	5.000	01/01/2033	990,754
620,000	5.000	01/01/2034	684,054
Finance Authority of Maine RB Refunding for Supplemental Education Loan Series 2019 A-1 (AMT) (AGM) (A2/AA)
500,000	5.000	12/01/2023	505,861
500,000	5.000	12/01/2024	513,088
450,000	5.000	12/01/2025	469,072
1,530,000	5.000	12/01/2026	1,622,351
1,500,000	5.000	12/01/2027	1,611,935
1,000,000	5.000	12/01/2028	1,082,846
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A1/A+)
200,000	4.000	07/01/2045	194,047
Maine Health & Higher Educational Facilities Authority RB for MaineHealth Series 2020A (A1/A+)
6,785,000	4.000	07/01/2050	6,369,270
Maine Health & Higher Educational Facilities Authority RB Refunding for Northern Light Health Obligated Group Series 2021 A (AGM ST INTRCPT ST RES BD GTY) (A1/AA)
500,000	2.500	07/01/2029	494,564
Maine Turnpike Authority RB Refunding Series 2015 (Aa3/AA-)
1,575,000	5.000	07/01/2026	1,662,503

			19,219,931

Maryland – 1.1%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000	09/01/2027	418,230
650,000	4.500	09/01/2033	637,541
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (Aa1/AA+)
1,725,000	4.000	08/01/2027	1,843,913
City of Baltimore Project RB for Stormwater Projects Series 2019A (Aa2/AA-)
4,465,000	5.000	07/01/2049	4,790,798
City of Baltimore Tax Allocation Refunding for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(f)
150,000	2.700	06/01/2023	149,470
100,000	2.750	06/01/2024	97,679
140,000	3.000	06/01/2024	136,945
125,000	2.800	06/01/2025	119,850
135,000	2.850	06/01/2026	127,293
175,000	2.950	06/01/2027	162,472
190,000	3.050	06/01/2028	172,917
200,000	3.150	06/01/2029	179,834
300,000	3.375	06/01/2029	273,164
200,000	3.200	06/01/2030	177,474
200,000	3.250	06/01/2031	175,916
250,000	3.300	06/01/2032	216,682
270,000	3.350	06/01/2033	230,606

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – (continued)
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
$475,000	3.000%	07/01/2024	$469,148
945,000	4.000	07/01/2029	921,491
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
440,000	4.000	01/01/2038	414,797
525,000	4.000	01/01/2039	489,626
1,125,000	4.000	01/01/2040	1,042,180
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
615,000	4.000	01/01/2032	620,328
530,000	4.000	01/01/2033	532,342
600,000	4.000	01/01/2034	600,722
1,065,000	4.000	01/01/2035	1,054,590
1,310,000	4.000	01/01/2037	1,259,003
1,240,000	4.000	01/01/2038	1,179,230
1,530,000	4.000	01/01/2040	1,422,432
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (AGC) (NR/AA)
465,000	5.700	07/01/2029	466,039
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
1,410,000	3.750	07/01/2039	1,229,715
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
270,000	4.000	07/01/2040	244,846
Hagerstown Stadium Authority Multi-Use Sports and Events Facility Lease RB Series 2022A (Aa2\NR)
1,990,000	5.000	06/01/2040	2,262,746
2,085,000	5.000	06/01/2041	2,359,191
2,190,000	5.000	06/01/2042	2,465,628
Maryland Economic Development Corp. Adjustable Mode Revenue Refunding Bonds for Constellation Energy Group Inc. Project Series 2006B (NR/BBB)(a)(d)
1,625,000	4.100	04/03/2028	1,626,454
Maryland Economic Development Corp. Private Activity RB for Purple Line Light Rail Project Series 2022A (NR/NR)
3,150,000	5.000	11/12/2028	3,256,492
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (Baa3/NR)
1,000,000	5.000	06/01/2044	1,030,140
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
5,550,000	3.997	04/01/2034	4,461,987
Maryland Health & Higher Educational Facilities Authority RB for Adventist Healthcare Obligated Group Series 2016 A (Baa3/NR)
10,850,000	5.500	01/01/2046	11,003,159
Maryland Health & Higher Educational Facilities Authority RB for St. John’s College Series 2020 (NR/BBB)
390,000	4.000	10/01/2025	395,859

Municipal Bonds – (continued)
Maryland – (continued)
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (Baa1/NR)
800,000	3.250	07/01/2039	665,801
350,000	4.000	07/01/2040	333,733
750,000	4.000	07/01/2045	693,914
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB)
425,000	4.000	10/01/2027	436,568
440,000	4.000	10/01/2028	453,370
355,000	4.000	10/01/2029	366,148
475,000	4.000	10/01/2030	490,188
795,000	3.000	10/01/2034	720,624
475,000	4.000	10/01/2040	453,853
Maryland Health and Higher Educational Facilities Authority RB Imagine Andrews Public Charter School Issue Series 2022A (NR/NR)(f)
650,000	5.500	05/01/2042	621,150
Maryland Health and Higher Educational Facilities Authority RB University of Maryland Medical System Issue Series 2020B-1 (A/A2)(a)(d)
3,325,000	5.000	07/01/2025	3,436,732
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)(g)
10,300,000	0.000	05/01/2051	2,799,748
10,300,000	0.000	05/01/2052	2,624,824
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
390,000	4.500	06/01/2033	381,582
675,000	4.875	06/01/2042	646,177
Montgomery Count GO Consolidated Public Improvement Project and Refunding Bonds of 2021 Series A (Aaa/AAA)
6,655,000	5.000	08/01/2030	7,889,473
Prince George’s County GO Bonds Consolidated Public Improvement Bonds Series 2014A (AAA/Aaa)
4,010,000	4.000	09/01/2032	4,072,446
1,545,000	4.000	09/01/2033	1,568,079
State of Maryland GO Bonds for State & Local Facilities Loan Series 2022A (Aaa/AAA)
10,000,000	5.000	06/01/2037	11,771,710

			91,145,049

Massachusetts – 0.5%
Massachusetts Bay Transportation Authority Subordinated Sales Tax Bonds 2021 Series A (Aa3/AA)
10,000,000	4.000	07/01/2051	9,859,472
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (Aaa/AAA)
5,000,000	5.000	07/15/2036	6,087,636
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (NR/NR)(f)
495,000	4.000	11/15/2023	494,625
1,500,000	5.000	11/15/2028	1,580,946
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (NR/A-)
225,000	4.000	12/01/2042	199,375
245,000	5.000	12/01/2042	249,582

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/BB+)(f)
$125,000	5.000%		07/15/2024		$127,071
125,000	5.000		07/15/2025		126,656
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (NR/AA)
495,000	5.000		10/01/2027		538,650
500,000	5.000		10/01/2028		552,980
425,000	5.000		10/01/2029		477,311
325,000	5.000		10/01/2030		370,172
450,000	5.000		10/01/2031		506,569
400,000	5.000		10/01/2032		448,324
500,000	5.000		10/01/2033		558,707
450,000	5.000		10/01/2034		499,941
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB+)
825,000	5.000		07/01/2038		836,997
1,850,000	5.000		07/01/2039		1,865,840
Massachusetts School Building Authority Subordinated Dedicated Sales Tax Bonds 2018 Series B (Aa3/AA)
10,735,000	4.000		02/15/2041		10,744,329
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL) (Aa1/AA)(e)
1,970,000	(3M USD LIBOR + 0.57%) 3.795		05/01/2037		1,933,496
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR FGIC) (Aa1/AA+)(e)
1,735,000	(3M USD LIBOR + 0.57%) 3.795		05/01/2037		1,702,854
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (Aa1/AA)
4,030,000	4.000		05/01/2039		4,080,541

					43,842,074

Michigan – 2.4%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(a)
50,843,183	4.000		04/01/2044		37,460,362
City of Detroit GO Bonds Series 2020 (Ba3/BB-)
245,000	5.000		04/01/2023		245,000
265,000	5.000		04/01/2024		267,270
275,000	5.000		04/01/2025		280,495
290,000	5.000		04/01/2026		299,869
615,000	5.000		04/01/2027		642,303
645,000	5.000		04/01/2028		679,182
455,000	5.000		04/01/2029		481,156
710,000	5.000		04/01/2030		753,499
City of Detroit GO Bonds Series 2021 A (Ba3/BB-)
1,365,000	5.000		04/01/2030		1,444,360
1,100,000	5.000		04/01/2032		1,166,271
2,280,000	5.000		04/01/2036		2,364,359
1,900,000	5.000		04/01/2038		1,944,395
1,750,000	5.000		04/01/2039		1,782,769
City of Detroit GO Bonds Series 2021 B (Ba3/BB-)
365,000	2.017		04/01/2023		365,000
400,000	2.189		04/01/2024		380,494

Municipal Bonds – (continued)
Michigan – (continued)
City of Detroit GO Bonds Series 2021 B (Ba3/BB-) – (continued)
500,000		2.511		04/01/2025		456,485
675,000		2.711		04/01/2026		604,424
City of Grand Rapids RB Refunding for Sanitary Sewerage System Series 2020 (Aa2/AA)
1,000,000		5.000		01/01/2045		1,097,706
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
1,075,000		5.000		07/01/2026		1,102,241
1,130,000		5.000		07/01/2027		1,158,495
1,000,000		5.000		07/01/2028		1,023,861
1,000,000		5.000		07/01/2029		1,023,737
3,435,000		5.000		07/01/2033		3,503,881
3,330,000		5.000		07/01/2036		3,381,322
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)(a)
2,556,114		4.000		04/01/2044		1,883,300
Great Lakes Water Authority Water Supply System Refunding Senior Lien RB Series 2016C (A1/AA-)
8,300,000		5.250		07/01/2033		8,923,474
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien Bonds Series 2016C (A1/AA-)
20,000,000		5.250		07/01/2035		21,353,454
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
475,000		4.000		11/15/2031		437,359
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR\BBB-)
645,000		4.000		02/01/2042		533,764
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
3,700,000		4.000		11/15/2050		3,384,096
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (A1/NR)
6,380,000		4.000		02/15/2047		6,017,444
13,070,000		4.000		02/15/2050		12,177,498
Michigan Finance Authority Hospital Revenue Refunding Bonds for Henry Ford Health System Series 2016 (A2\A)
1,500,000		5.000		11/15/2032		1,568,978
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (NR/BB+)
1,000,000		3.875		10/01/2023		999,630
Michigan Finance Authority Local Government Loan Program RB for Detroit Water & Sewage Department Water Supply System Project Series 2015C (A2/A+)
3,000,000		5.000		07/01/2034		3,111,385
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL) (A2/A+)
650,000		5.000		07/01/2036		661,921
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (A1/AA)
325,000		5.000		07/01/2032		333,035
250,000		5.000		07/01/2033		256,027

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A2/A+)
$1,945,000	5.000%	07/01/2033	$2,021,920
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (A1/AA)
400,000	5.000	07/01/2035	408,757
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A1/AA-)
1,000,000	5.000	07/01/2029	1,044,407
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (NR/BB)
1,120,000	3.500	09/01/2030	981,413
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (NR/A-)
450,000	4.000	09/01/2045	415,402
475,000	4.000	09/01/2050	426,925
Michigan Finance Authority Tobacco Settlement Asset-Backed Bonds Series 2020A-2 (BBB+/NR)
6,600,000	5.000	06/01/2040	6,855,394
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB-)
1,570,000	5.000	06/01/2049	1,594,854
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(g)
101,825,000	0.000	06/01/2065	10,045,657
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (A2/AA)
15,000,000	4.250	12/31/2038	14,552,083
Michigan Strategic Fund RB Refunding for DTE Electric Co. Series 1995 (Aa3/A)
7,500,000	1.450	09/01/2030	6,516,576
Michigan Strategic Fund RB Refunding for DTE Electric Co. Series 2008 (Aa3/A)
7,175,000	1.350	08/01/2029	6,349,224
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)(g)
40,075,000	0.000	06/01/2058	1,629,141
Universal Academy RB Refunding Series 2021 (NR/BBB-)
345,000	2.000	12/01/2026	325,437
450,000	4.000	12/01/2031	428,089
Van Buren Public Schools Michigan GO Unlimited Refunding Bonds Series 2019 (Q-SBLF) (NR/AA)
2,485,000	4.000	11/01/2026	2,606,558
2,585,000	4.000	11/01/2027	2,746,935
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (NR/AA)
3,705,000	5.000	05/01/2027	3,965,829
Warren Consolidated Schools GO Bonds Series 2016 (Q-SBLF) (AA/NR)
1,145,000	5.000	05/01/2025	1,202,668
1,215,000	5.000	05/01/2026	1,308,747

Municipal Bonds – (continued)
Michigan – (continued)
Washtenaw County Ypsilanti Community Schools GO Refunding Bonds Series 2020 (Q-SBLF) (NR/AA)
580,000	2.019	05/01/2025	551,246
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A1/A-)
400,000	5.000	12/01/2033	423,915
1,065,000	5.000	12/01/2034	1,123,923
650,000	5.000	12/01/2035	681,329
800,000	5.000	12/01/2036	834,033
880,000	5.000	12/01/2037	913,927
Wayne County Airport Authority RB Series 2021A (NON-AMT) (NR/A)
2,015,000	5.000	12/01/2041	2,227,549

			197,732,239

Minnesota – 0.4%
City of Independence RB for Global Academy, Inc. Series 2021 A (NR/BB)
1,315,000	4.000	07/01/2031	1,200,305
City of Minneapolis GO Green Bonds Series 2019 (NR/AAA)
2,390,000	2.000	12/01/2029	2,237,645
2,940,000	2.000	12/01/2030	2,745,315
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (A2/NR)
675,000	5.000	05/01/2048	701,033
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (NR/BBB-)
400,000	3.000	12/01/2030	372,265
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital of Duluth Obligated Group Series 2022A (NR/BBB-)
475,000	5.000	06/15/2032	516,365
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
2,160,000	4.250	02/15/2048	2,113,825
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BBB-)
325,000	5.000	06/15/2027	340,273
460,000	5.000	06/15/2028	486,639
400,000	5.000	06/15/2029	426,055
425,000	5.000	06/15/2030	456,033
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
370,000	3.000	07/01/2024	362,700
400,000	3.000	07/01/2025	385,674
360,000	3.000	07/01/2026	341,261
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (Ba2/NR)
650,000	3.250	03/01/2024	644,479
Duluth Independent School District No. 709 COPS Refunding Series 2019 B (SD CRED PROG) (Aa2/NR)
400,000	5.000	02/01/2024	407,014
350,000	5.000	02/01/2028	385,569

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Minnesota – (continued)
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (NR/BB+)
$500,000	5.000%	05/01/2047	$452,625
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
165,000	4.000	12/01/2026	165,462
165,000	4.000	12/01/2027	165,345
205,000	4.000	12/01/2028	205,122
125,000	4.000	12/01/2029	124,708
250,000	4.000	12/01/2030	248,651
170,000	4.000	12/01/2031	168,396
Minnesota Municipal Gas Agency Commodity Supply RB Series 2022 (NR/Aa1)
5,650,000	4.000	12/01/2026	5,760,434
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (Aa1/AAA)
1,680,000	3.000	10/01/2029	1,705,046
St. Louis County Independent School District Full Term Refunding Certificates of Participation Series 2019B (Baa2/NR)
395,000	5.000	02/01/2026	419,398
State of Minnesota GO State Various Purpose Bonds Series 2015A (AAA/Aa1)
5,500,000	5.000	08/01/2035	5,764,860

			29,302,497

Mississippi – 0.3%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (NON-AMT) (Baa2\BBB)(a)(d)
9,125,000	2.650	04/01/2027	8,451,315
Mississippi Business Finance Corp. Exempt Facilities RB for Enviva Project Series 2022 (NR/B+)(a)(d)
2,350,000	7.750	07/15/2032	2,370,375
Mississippi Development Bank Special Obligation Bonds Series 2021 (BB/NR)(f)
415,000	5.000	10/01/2023	417,339
440,000	5.000	10/01/2024	447,598
660,000	5.000	10/01/2025	675,877
750,000	5.000	10/01/2026	776,849
800,000	5.000	10/01/2027	836,530
850,000	5.000	10/01/2028	896,296
875,000	5.000	10/01/2029	928,918
1,225,000	5.000	10/01/2030	1,306,818
Mississippi State GO Bonds Series 2015 F (Aa2/AA)(b)
1,000,000	4.000	11/01/2025	1,039,382
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2018 (BBB/NR)(a)(d)
2,700,000	2.900	09/01/2023	2,694,788

			20,842,085

Missouri – 0.8%
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BBB-)
1,200,000	4.000	03/01/2041	1,039,568
City of Poplar Bluff COPS Series 2021 (NR/BBB+)
875,000	2.500	10/01/2041	612,012
1,060,000	2.625	10/01/2046	700,043

Municipal Bonds – (continued)
Missouri – (continued)
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
1,650,000	5.000	05/15/2041	1,630,549
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(f)
800,000	4.500	12/01/2029	784,628
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 A (AMT) (A2/A-)
4,200,000	5.000	03/01/2030	4,572,003
4,410,000	5.000	03/01/2031	4,798,485
4,630,000	5.000	03/01/2032	5,032,167
4,865,000	5.000	03/01/2033	5,278,418
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 C (A2/A-)
2,000,000	5.000	03/01/2033	2,234,591
3,200,000	5.000	03/01/2034	3,555,266
Metropolitan St. Louis Sewer District Wastewater System Improvement and Refunding RB Series 2017A (Aa1/AAA)
11,000,000	5.000	05/01/2042	11,724,856
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (NR/A-)
830,000	5.000	09/01/2038	875,902
Missouri Health & Educational Facilities Authority RB Refunding for Bethesda Health Group, Inc. Obligated Group Series 2021 (NR/NR)
370,000	4.000	08/01/2036	318,671
475,000	4.000	08/01/2041	382,952
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
320,000	5.000	09/01/2025	328,453
860,000	5.000	09/01/2027	897,460
1,355,000	5.000	09/01/2028	1,420,287
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (A1/NR)
420,000	4.000	02/15/2037	425,562
500,000	4.000	02/15/2039	501,902
1,850,000	4.000	02/15/2044	1,775,400
Missouri Southern State University Auxiliary Enterprise System RB Refunding Series 2021 (NR/NR)
630,000	3.000	10/01/2026	612,217
875,000	4.000	10/01/2031	845,001
Missouri Southern State University Auxiliary System RB Series 2019 A (AGM) (NR/AA)
275,000	5.000	10/01/2030	310,147
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
210,000	5.000	10/01/2026	225,241
210,000	5.000	10/01/2029	237,173
150,000	5.000	10/01/2032	168,751
240,000	4.000	10/01/2034	250,532
125,000	4.000	10/01/2035	129,518
150,000	4.000	10/01/2036	154,252
170,000	4.000	10/01/2037	173,521
145,000	4.000	10/01/2038	147,016
110,000	4.000	10/01/2039	110,902

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Missouri – (continued)
Plaza at Noah’s Ark Community Improvement District RB Refunding Series 2021 (NR/NR)
$350,000	3.000%	05/01/2024	$344,220
250,000	3.000	05/01/2026	238,439
St Louis Municipal Finance Corp. RB for City of St Louis Series 2020 (AGM) (A2/AA)
1,000,000	5.000	10/01/2040	1,081,213
St. Louis Municipal Finance Corp. Leasehold RB for Convention Center Expansion and Improvement Projects Series 2020 (AGM) (NR/AA)
5,000,000	5.000	10/01/2049	5,271,284
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (A/NR)(a)(d)
4,000,000	3.500	07/01/2025	3,983,079
State of Missouri Health & Educational Facilities Authority Health Facilities RB for Mosaic Health System Series 2019A (A1/NR)
675,000	4.000	02/15/2038	680,012

			63,851,693

Montana – 0.0%
City of Billings RB for Sewer System Series 2017 (Aa3/NR)
575,000	5.000	07/01/2029	633,304

Nebraska – 0.1%
Nebraska Educational Health Cultural & Social Services Finance Authority RB Refunding for Immanuel Retirement Communities Obligated Group Series 2019 A (NR/NR)
415,000	4.000	01/01/2033	430,639
1,000,000	4.000	01/01/2034	1,037,558
1,000,000	4.000	01/01/2035	1,032,851
1,250,000	4.000	01/01/2036	1,282,199
1,185,000	4.000	01/01/2037	1,203,828
1,500,000	4.000	01/01/2038	1,511,685
2,000,000	4.000	01/01/2039	2,010,515

			8,509,275

Nevada – 0.6%
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
195,000	3.500	06/01/2025	191,005
180,000	3.500	06/01/2026	174,515
195,000	3.500	06/01/2027	186,550
145,000	3.500	06/01/2028	137,056
165,000	3.500	06/01/2029	153,352
165,000	3.250	06/01/2030	148,656
305,000	3.250	06/01/2031	271,780
400,000	3.500	06/01/2032	360,646
450,000	3.500	06/01/2033	401,998
960,000	3.500	06/01/2034	843,668
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
415,000	2.750	06/01/2033	333,456
730,000	2.750	06/01/2036	554,476

Municipal Bonds – (continued)
Nevada – (continued)
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
240,000	4.250	06/01/2034	229,125
285,000	4.500	06/01/2039	269,456
235,000	4.625	06/01/2043	219,345
375,000	4.625	06/01/2049	341,345
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (Ba2/NR)(f)
200,000	2.500	06/15/2024	195,246
1,505,000	2.750	06/15/2028	1,360,629
Clark County Pollution Control Refunding RB for Nevada Power Company Projects Series 2017 (NR/A+)(a)(d)
1,300,000	3.750	03/31/2026	1,312,097
Clark County School District Building GO Bonds Series 2019 B (AGM) (A1/AA)
9,795,000	5.000	06/15/2030	11,181,094
Clark County School District GO Bonds Series 2018 A (A1/A+)
3,745,000	5.000	06/15/2030	4,165,926
Clark County School District GO Bonds Series 2020 A (AGM) (A1/AA)
725,000	5.000	06/15/2033	836,178
835,000	5.000	06/15/2034	958,683
835,000	4.000	06/15/2036	862,730
900,000	4.000	06/15/2037	920,856
855,000	4.000	06/15/2038	867,910
950,000	4.000	06/15/2039	960,354
700,000	4.000	06/15/2040	701,940
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,275,000	4.000	09/01/2025	1,266,425
Las Vegas Convention & Visitors Authority Convention Center Expansion RB Series 2018B (Aa3/A)
3,270,000	4.000	07/01/2049	3,119,793
Las Vegas Convention & Visitors Authority RB Refunding Series 2016 C (Aa3/A)
1,250,000	5.000	07/01/2026	1,340,434
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/A)
715,000	5.000	07/01/2026	766,728
Las Vegas Convention & Visitors Authority RB Refunding Series 2018 C (Aa3/A)
605,000	5.000	07/01/2035	660,177
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/A)
2,685,000	5.000	07/01/2043	2,822,164
Las Vegas Convention & Visitors Authority RB Series 2019 B (Aa3/A)
1,050,000	5.000	07/01/2027	1,149,813
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (Aa1/AA+)
5,000,000	5.000	11/01/2026	5,249,752
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
1,700,000	5.000	07/01/2040	1,710,482

			47,225,840

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Hampshire – 0.8%
National Finance Authority Hospital RB Series 2021B (AGM) (AA/A1)
$3,500,000	3.000%	08/15/2046	$2,718,611
National Finance Authority Pollution Control Refunding RB for New York State Electric & Gas Corp. Project Series 2022A (AMT) (NR/A-)
8,235,000	4.000	12/01/2028	8,394,634
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
5,450,000	4.000	01/01/2041	4,525,467
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (Baa1/A-)(a)(d)
2,695,000	2.800	10/02/2023	2,690,528
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (NR/A)
10,695,000	5.000	08/01/2032	11,494,693
2,150,000	5.000	08/01/2033	2,306,434
4,075,000	5.000	08/01/2034	4,356,223
4,290,000	5.000	08/01/2035	4,561,055
4,505,000	5.000	08/01/2036	4,762,027
4,735,000	5.000	08/01/2037	4,981,768
1,470,000	5.000	08/01/2038	1,539,983
5,270,000	5.000	08/01/2039	5,490,428
6,000,000	5.000	08/01/2040	6,224,153

			64,046,004

New Jersey – 4.3%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (Baa1/AA)
300,000	5.000	03/01/2024	305,601
250,000	5.000	03/01/2026	266,341
Atlantic County Improvement GO Lease RB for Stockton University Altantic City Campus Project Series 2021A (Baa1/AA)
3,840,000	4.000	07/01/2053	3,663,324
Borough of Stone Harbor GO Bonds Series 2018 (NR/AA+)
1,345,000	4.000	11/01/2026	1,397,050
City of Hoboken GO Bonds for Open Space Bonds and General Improvement Bonds and Parking Utility Bonds Series 2022 (NR\AA+)
1,455,000	3.000	02/15/2049	1,207,384
1,455,000	3.000	02/15/2050	1,198,426
Essex County Improvement Authority RB for Friends of TEAM Academy Charter School Obligated Group Series 2021 (NR/BBB)
470,000	4.000	06/15/2038	439,551
Hawthorne School District GO Bonds Series 2019 (BAM SCH BD RES FD) (NR/AA)
1,100,000	3.000	09/01/2034	1,084,494
1,350,000	3.000	09/01/2035	1,289,592
1,350,000	3.000	09/01/2036	1,254,003
1,350,000	3.000	09/01/2037	1,222,152
1,350,000	3.000	09/01/2038	1,204,249
1,100,000	3.000	09/01/2039	965,158

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (NR/B)
500,000	5.000	07/01/2032	500,806
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (Baa1/BBB)
4,000,000	5.500	06/15/2033	4,343,587
New Jersey Economic Development Authority RB for School Facilities Construction Series 2018 EEE (Baa1/BBB)
5,805,000	5.000	06/15/2028	6,364,993
10,295,000	5.000	06/15/2029	11,371,700
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (A2/AA)
1,300,000	5.000	06/01/2042	1,338,264
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (Baa1/BBB)
9,340,000	5.000	06/15/2029	10,316,822
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc. Project Series 2017 (NR/A)
785,000	3.000	06/01/2032	775,681
1,545,000	5.000	06/01/2032	1,657,230
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds 2016 Series BBB (BBB+/A3)(b)
2,950,000	5.500	12/15/2026	3,279,780
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (NR/B+)
6,025,000	5.250	09/15/2029	6,033,989
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 2000 (NR/B+)
1,100,000	5.625	11/15/2030	1,108,215
New Jersey Economic Development Authority Special Facility Revenue and Refunding Bonds Series 2017 (Baa2\NR)
8,325,000	5.000	10/01/2047	8,017,739
New Jersey Economic Development Authority State Lease RB for Health Department & Taxation Division Office Project 2018 Series A (A3/BBB+)
1,955,000	5.000	06/15/2024	2,000,374
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (Baa1/BBB)
5,380,000	5.000	06/15/2037	5,674,765
New Jersey Economic Development Authority Tax Exempt Private Activity Bonds for Goethals Bridge Replacement Project Series 2013 (NR/BBB+)
10,325,000	5.375	01/01/2043	10,376,663
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (Ba2/BB+)
1,600,000	4.000	07/01/2042	1,228,422
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (Aaa/AAA)
2,675,000	5.000	07/01/2033	2,959,726
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A2/A)
1,250,000	3.000	07/01/2040	1,011,946

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority Revenue Refunding Bonds for RWJ Barnabas Health Obligated Group Issue Series 2019B-2 (AA-/Aa3)(a)(d)
$5,700,000	5.000%	07/01/2025	$5,969,563
New Jersey Housing & Mortgage Finance Agency Multi-Family RB 2021 Series B (NON-AMT) (HUD SECT 8) (AA-/NR)
1,320,000	0.650	05/01/2024	1,287,139
2,555,000	0.750	11/01/2024	2,468,356
1,910,000	0.900	11/01/2025	1,816,652
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AA/A1)(g)
18,750,000	0.000	12/15/2036	10,690,663
New Jersey State Turnpike Authority RB Series 2014 A (A2/A+)
6,420,000	5.000	01/01/2027	6,600,270
New Jersey State Turnpike Authority RB Series 2015 E (A2/A+)
1,675,000	5.000	01/01/2032	1,744,643
7,385,000	5.000	01/01/2045	7,531,683
New Jersey Transportation Trust Fund Authority Federal Highway Reimbursement Revenue Notes Series 2016A-1 (A3/A+)
1,000,000	5.000	06/15/2027	1,063,725
New Jersey Transportation Trust Fund Authority RB Series 2018 (BBB/Baa1)
8,320,000	5.000	12/15/2033	9,113,904
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (Baa1/BBB)(g)
5,425,000	0.000	12/15/2035	3,336,998
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)(g)
10,025,000	0.000	12/15/2026	8,929,661
1,325,000	0.000	12/15/2031	980,598
5,000,000	0.000	12/15/2036	2,831,782
1,495,000	0.000	12/15/2037	797,168
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (Baa1/BBB)
755,000	5.000	06/15/2046	767,054
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (Baa1/BBB)(g)
18,565,000	0.000	12/15/2031	13,857,447
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (Baa1/BBB)(g)
25,925,000	0.000	12/15/2036	14,682,790
42,640,000	0.000	12/15/2037	22,736,620
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (Baa1/BBB)(g)
35,250,000	0.000	12/15/2038	17,865,550
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (Baa1/BBB)
1,390,000	4.000	12/15/2039	1,391,070
1,620,000	5.000	12/15/2039	1,729,368
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (Baa1/A+)
2,330,000	5.000	06/15/2030	2,470,321
1,825,000	5.000	06/15/2031	1,932,580

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (Baa1/BBB)
2,905,000	4.000	12/15/2031	3,032,590
2,000,000	5.000	12/15/2032	2,202,190
7,775,000	5.000	12/15/2034	8,451,801
2,770,000	5.000	12/15/2035	2,985,157
3,455,000	5.000	12/15/2036	3,693,874
2,410,000	4.250	12/15/2038	2,448,097
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (Baa1/BBB)
120,000	3.000	06/15/2050	90,618
New Jersey Transportation Trust Fund Authority Transportation Program Bonds 2020 Series AA (BBB+/A3)
4,600,000	4.000	06/15/2045	4,411,913
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2014 BB-1 (Baa1/BBB)
6,155,000	5.000	06/15/2030	6,788,651
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (Baa1/BBB)
3,060,000	5.000	06/15/2034	3,336,416
10,000,000	5.000	06/15/2037	10,652,897
3,000,000	5.250	06/15/2043	3,176,437
10,000,000	4.500	06/15/2049	10,029,384
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (Baa1/BBB)
2,000,000	4.000	06/15/2044	1,940,229
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (Baa1/BBB)(g)
8,320,000	0.000	12/15/2032	5,930,196
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2010 Series A (A3/BBB+)(g)
3,530,000	0.000	12/15/2029	2,810,879
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2019 Series A (A3/BBB+)
2,500,000	5.000	12/15/2032	2,792,790
New Jersey Turnpike Authority Turnpike RB Series 2014 A (A1/AA-)
10,000,000	5.000	01/01/2033	10,252,137
New Jersey Turnpike Authority Turnpike RB Series 2017 G (A1/AA-)
3,000,000	4.000	01/01/2043	3,000,922
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
1,400,000	4.500	01/01/2048	1,442,766
4,725,000	5.250	01/01/2052	5,291,360
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
900,000	5.375	07/01/2053	914,465
Salem County Pollution Control Financing Authority Pollution Control RB for Philadelphia Electric Company Project 1993 Series A (NR/BBB)
2,055,000	4.450	03/01/2025	2,055,000
South Jersey Port Corp. RB Refunding for Marine Terminal Series 2012 R (AMT) (Baa1/BB+)
730,000	4.000	01/01/2024	730,195

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (Baa1/NR)
$1,020,000	5.000%	01/01/2037	$1,055,153
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (AMT) (NR/Baa1)
1,585,000	5.000	01/01/2048	1,608,800
South Jersey Transportation Authority RB Refunding Series 2019 A (AGM) (A2/AA)
1,500,000	5.000	11/01/2030	1,677,635
1,000,000	5.000	11/01/2031	1,115,473
1,000,000	5.000	11/01/2032	1,113,585
725,000	5.000	11/01/2033	805,513
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BB+)
2,150,000	5.000	06/01/2046	2,158,058
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BBB+)
5,000	3.200	06/01/2027	4,999
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(f)
6,455,000	6.750	12/01/2041	4,228,339

			348,682,151

New Mexico – 0.1%
City of Farmington Pollution Control Refunding RB 2005 Series A (NON-AMT) (A-/BBB+)
6,000,000	1.800	04/01/2029	5,210,924
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
175,000	5.000	09/01/2027	189,997
200,000	5.000	09/01/2029	224,348
450,000	5.000	09/01/2030	511,930
300,000	5.000	09/01/2031	340,987
350,000	5.000	09/01/2032	397,118
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Receipts Tax Increment Bonds Series 2022 (NR\NR)(f)
637,000	3.750	05/01/2028	599,224
1,035,000	4.000	05/01/2033	910,872

			8,385,400

New York – 7.8%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (NR/NR)
1,295,000	1.625	11/01/2025	1,204,215
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (NR/NR)
1,400,000	5.000	07/15/2042	1,377,774
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
110,000	4.000	06/15/2025	110,125
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
200,000	4.000	06/15/2027	201,087
200,000	4.000	06/15/2028	201,376
Build NYC Resource Corp. RB for Global Community Charter School Project Series 2022A (NR/BB+)
625,000	5.000	06/15/2042	598,902

Municipal Bonds – (continued)
New York – (continued)
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
585,000	5.000	07/01/2042	597,088
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(f)
1,425,000	5.000	12/01/2041	1,260,360
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-)
2,350,000	5.000	07/01/2042	2,427,222
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
300,000	4.000	06/15/2031	281,355
425,000	4.000	06/15/2041	349,685
Build NYC Resource Corp. RB for Shefa School Series 2021 B (NR/NR)(f)
2,465,000	4.000	06/15/2027	2,279,795
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)(f)
260,000	6.500	07/01/2032	266,588
2,500,000	6.500	07/01/2042	2,501,393
850,000	6.500	07/01/2052	838,396
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)(f)
900,000	9.750	07/01/2032	880,927
Chautauqua County Capital Resource Corp. Exempt Facilities Revenue Refunding Bonds for NRG Energy Project Series 2020 (NR/NR)(a)(d)
6,545,000	4.250	04/03/2028	6,576,156
City of New Rochelle RB for Iona College Project Series 2015 A (Baa2/BBB)
325,000	5.000	07/01/2025	337,209
335,000	5.000	07/01/2026	348,483
425,000	5.000	07/01/2027	442,088
City of New York GO Bonds Fiscal 2018 Series F (Aa2/AA)
9,725,000	5.000	04/01/2045	10,315,948
City of New York GO Bonds Fiscal 2022 Series D Tax Exempt Bonds Subseries D-1 (AA/Aa2)
2,500,000	5.500	05/01/2046	2,877,744
3,900,000	4.500	05/01/2049	4,014,079
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
4,750,000	4.000	03/01/2050	4,593,905
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BB+)(f)
900,000	5.000	07/01/2040	919,306
Empire State Urban Development Corp. State Personal Income Tax RB Series 2020E (AA+/NR)
12,500,000	4.000	03/15/2039	12,585,822
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(g)(f)
29,200,000	0.000	06/01/2060	1,640,751
Essex County IDA Environmental Improvement Revenue Refunding Bonds Series 2019A (AMT) (BBB/NR)(a)(d)
500,000	2.100	10/01/2024	481,689

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
New York – (continued)
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 A (Aaa/NR)(e)
$6,853,505	(1M USD LIBOR + 0.50%) 5.345%		01/25/2033		$6,797,047
Huntington Local Development Corp. RB for Gurwin Independent Housing Obligated Group Series 2021 C (NR/NR)
180,000	3.000		07/01/2025		173,961
Long Island Power Authority Electric System General RB Series 2019B (A/A)(a)(d)
12,825,000	1.650		09/01/2024		12,514,185
Long Island Power Authority Electric System RB Series 2014C (NR/A)(e)
2,475,000	(1M USD LIBOR + 0.75%) 4.143		05/01/2033		2,476,152
Metropolitan Transportation Authority Transportation Revenue Green Bonds Subseries 2021A-1 (A3\BBB+)
4,750,000	4.000		11/15/2047		4,358,563
Metropolitan Transportation Authority RB Green Bond Series 2015 A-2 (A3/NR)(a)(d)
2,500,000	5.000		05/15/2030		2,726,931
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/BBB+)
625,000	5.000		11/15/2027		655,974
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
7,475,000	4.750		11/15/2045		7,580,978
3,250,000	5.000		11/15/2050		3,347,832
1,800,000	5.250		11/15/2055		1,885,792
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
3,450,000	5.000		11/15/2029		3,752,381
1,675,000	5.000		11/15/2030		1,834,436
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 A-2 (A3/BBB+)
1,340,000	5.000		11/15/2027		1,425,849
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (A3/BBB+)
2,465,000	4.000		11/15/2032		2,497,083
Metropolitan Transportation Authority RB Refunding Series 2016 B (A3/BBB+)
520,000	5.000		11/15/2027		549,961
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
735,000	5.000		11/15/2029		774,271
755,000	5.250		11/15/2031		799,333
Metropolitan Transportation Authority RB Series 2016 C-1 (A3/BBB+)
580,000	5.000		11/15/2028		612,202
Metropolitan Transportation Authority Transportation RB Series 2015A-1 (A3/BBB+)
475,000	5.000		11/15/2025		491,642
Metropolitan Transportation Authority Transportation RB Series 2015B (BBB+/A3)
2,000,000	5.250		11/15/2055		2,022,987
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019A (A3/AA)
11,050,000	5.000		11/15/2044		11,545,093

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019C (AGM) (AA/A3)
4,980,000		4.000		11/15/2047		4,734,352
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/BBB+)
2,500,000		4.000		11/15/2047		2,294,112
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/BBB+)
3,750,000		5.000		11/15/2027		4,017,128
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017B (A3/BBB+)
1,655,000		5.000		11/15/2025		1,730,520
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017C-1 (A3/BBB+)
2,765,000		5.000		11/15/2027		2,961,962
MTA Hudson Rail Yards Trust Obligations Series 2016A (NR/A3)
2,000,000		5.000		11/15/2056		2,002,406
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(g)
82,790,000		0.000		06/01/2060		4,608,596
New York City Housing Development Corp Multi-Family RB 2018 Series L-1 & 2018 Series L-2 (AA+/NR)(a)(d)
3,500,000		2.750		12/29/2023		3,484,747
New York City Industrial Development Agency RB for Churchill School & Center for Learning Disabilities, Inc. Series 1999 (AGC) (NR/AA)
1,145,000		2.250		10/01/2029		1,081,966
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A2/AA)
4,015,000		3.000		01/01/2039		3,364,590
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (AA/A1)
2,290,000		3.000		03/01/2036		2,109,481
2,555,000		3.000		03/01/2040		2,168,085
1,875,000		4.000		03/01/2045		1,807,741
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
2,125,000		4.000		03/01/2045		1,944,672
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2009 Series BB-1 (Aa1/AA+)(a)
9,735,000		2.550		06/15/2039		9,735,000
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2011 Series FF (Aa1/AA+)(a)
27,785,000		2.450		06/15/2044		27,785,000
New York City Transitional Finance Authority Building Aid RB Fiscal 2016 Series S-1 (Aa2/AA)
5,000,000		5.000		07/15/2032		5,312,849
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2017 Series F (Aa1/AAA)
20,170,000		5.000		05/01/2042		21,499,122
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2019 Series C-4 (Aa1/AAA)(a)
21,500,000		2.500		11/01/2044		21,500,000

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York Convention Center Development Corp. Revenue Refunding Bonds Series 2015 (A2/NR)
$3,755,000	5.000%	11/15/2030	$3,914,266
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(g)
143,440,000	0.000	06/01/2060	7,639,270
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (NR/BBB-)
4,840,000	3.500	02/15/2048	4,738,844
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)(f)
2,300,000	5.150	11/15/2034	2,297,877
4,500,000	5.375	11/15/2040	4,481,972
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)(f)
2,175,000	7.250	11/15/2044	2,201,380
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(f)
17,310,000	5.000	11/15/2044	16,623,993
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (A2/NR)
855,000	2.625	09/15/2069	783,163
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa2/NR)
1,070,000	2.800	09/15/2069	979,757
New York Port Authority Consolidated Bonds 186th Series (Aa3/AA-)
4,000,000	5.000	10/15/2033	4,088,376
New York Port Authority Consolidated Bonds 273rd Series (Aa3/AA-)
6,585,000	4.000	07/15/2051	6,187,216
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (Aa2/AA+)(b)
1,435,000	5.000	08/15/2026	1,562,562
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (Aa2/AA+)(b)
6,235,000	5.000	08/15/2026	6,780,797
New York State Dormitory Authority Personal Income Tax General Purpose RB Series 2020A (Aa1/NR)
25,000,000	4.000	03/15/2043	24,723,862
New York State Dormitory Authority Personal Income Tax RB Series 2021E (AA+/AA+)
9,000,000	4.000	03/15/2038	9,123,978
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (Aa2/AA+)
5,275,000	5.000	03/15/2026	5,686,503
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 A (Baa1/NR)
1,400,000	5.000	07/01/2033	1,495,060
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (Baa1/NR)
100,000	3.560	07/01/2026	95,923
100,000	3.670	07/01/2027	95,484
40,000	3.760	07/01/2028	37,938
200,000	3.820	07/01/2029	186,933

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
1,130,000	5.000	07/01/2028	1,206,495
1,185,000	5.000	07/01/2029	1,275,565
745,000	5.000	07/01/2030	807,517
100,000	4.000	07/01/2031	100,681
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (Ba2/BB+)
540,000	5.000	07/01/2032	471,692
465,000	5.000	07/01/2034	397,612
1,005,000	5.000	07/01/2035	850,993
440,000	5.000	07/01/2036	369,152
545,000	4.000	07/01/2040	394,938
590,000	5.000	07/01/2041	484,153
2,315,000	4.000	07/01/2045	1,620,893
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
530,000	4.000	09/01/2036	473,932
500,000	4.000	09/01/2037	442,951
575,000	4.000	09/01/2038	504,720
615,000	4.000	09/01/2039	535,216
750,000	4.000	09/01/2040	647,041
New York State Dormitory Authority RB Refunding for St. John’s University Series 2021 A (A3/A-)
2,650,000	4.000	07/01/2048	2,559,117
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2020 A (Aa2/NR)
4,350,000	3.000	03/15/2038	3,799,449
New York State Dormitory Authority RB Refunding Series 2018 C (ETM) (NR/NR)
5,000	5.000	03/15/2024	5,109
New York State Dormitory Authority RB Series 2020 B (Aa2/NR)
1,100,000	3.000	04/01/2042	898,059
1,550,000	3.000	04/01/2048	1,132,130
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (Baa1/A-)(a)
5,350,000	6.948	07/01/2034	5,350,000
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B/NR)(a)(d)(f)
1,440,000	2.875	12/03/2029	1,223,455
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B2/B)(a)(d)
750,000	2.750	09/02/2025	706,252
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (NR/NR)(a)(d)
3,050,000	1.100	05/01/2027	2,772,105
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (Aa2/AA+)
5,000,000	5.000	03/15/2031	5,103,479
New York State Urban Development Corp. RB for State of New York Personal Income Tax Revenue Series 2020 A (Aa2/NR)
7,000,000	3.000	03/15/2050	5,482,635

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (AA/NR)
$1,000,000	4.000%	12/01/2040	$1,002,802
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
4,750,000	5.000	01/01/2027	4,909,731
1,170,000	5.000	01/01/2029	1,222,098
1,000,000	5.000	01/01/2031	1,039,281
8,150,000	5.000	01/01/2033	8,414,089
5,975,000	5.000	01/01/2034	6,139,624
9,310,000	4.000	01/01/2036	8,858,530
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (Baa3/NR)
2,450,000	4.000	10/01/2030	2,401,125
4,795,000	5.000	10/01/2035	4,942,138
6,950,000	5.000	10/01/2040	6,980,133
6,175,000	4.375	10/01/2045	5,764,779
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (NR/NR)
1,225,000	2.500	10/31/2031	1,027,418
575,000	4.000	10/31/2034	569,992
4,285,000	4.000	10/31/2041	3,875,333
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM-CR) (A2/AA)
1,500,000	4.000	07/01/2046	1,403,091
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (Baa1/NR)
500,000	5.000	12/01/2028	540,914
500,000	5.000	12/01/2029	545,433
2,200,000	5.000	12/01/2036	2,323,121
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/NR)
1,105,000	5.000	12/01/2029	1,235,352
885,000	5.000	12/01/2030	1,001,256
1,060,000	5.000	12/01/2031	1,196,310
1,235,000	5.000	12/01/2032	1,391,041
2,530,000	5.000	12/01/2037	2,759,550
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (NR/NR)
15,675,000	5.000	07/01/2041	15,725,778
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (NR/NR)
8,025,000	5.250	01/01/2050	8,047,513
New York Transportation Development Corp. Special Facilities RB for Terminal 4 JFK International Airport Project Series 2022 (NR/NR)
500,000	5.000	12/01/2027	533,967
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (NR/B-)
2,250,000	5.000	08/01/2031	2,252,623

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (NR/B-)
6,470,000	5.250	08/01/2031	6,667,719
5,675,000	5.375	08/01/2036	5,803,114
New York Transportation Development Corp. Special Facility RB Series 2021 (NR\NR)
3,760,000	3.000	08/01/2031	3,285,115
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds for American Airlines John F. Kennedy International Airport Project Series 2016 (B-/NR)
4,520,000	5.000	08/01/2026	4,522,993
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
420,000	4.000	12/01/2032	435,622
505,000	4.000	12/01/2033	520,665
420,000	4.000	12/01/2034	429,475
420,000	4.000	12/01/2035	424,923
525,000	4.000	12/01/2036	526,227
425,000	4.000	12/01/2037	422,580
420,000	4.000	12/01/2038	413,895
1,260,000	3.000	12/01/2039	1,051,059
840,000	3.000	12/01/2040	685,833
1,680,000	4.000	12/01/2049	1,532,340
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
345,000	4.000	07/01/2039	300,430
4,225,000	3.000	07/01/2044	2,852,230
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
4,720,000	4.000	07/01/2035	4,427,215
Port Authority of New York & New Jersey Consolidated RB Refunding Series 186 (AMT) (Aa3/A+)
10,000,000	5.000	10/15/2044	10,147,797
Port Authority of New York & New Jersey Consolidated RB Series 214 (AMT) (Aa3/A+)
2,500,000	5.000	09/01/2033	2,785,116
2,020,000	5.000	09/01/2034	2,238,395
Port Authority of New York & New Jersey Consolidated RB Series 221 (AMT) (Aa3/A+)
2,000,000	4.000	07/15/2045	1,923,596
1,500,000	4.000	07/15/2050	1,412,578
Port Authority of New York Consolidated Bonds 227th Series (Aa3/AA-)
8,975,000	3.000	10/01/2027	8,893,100
Port Authority of New York Consolidated Bonds 234th Series (Aa3/AA-)
3,370,000	5.250	08/01/2047	3,690,550
Port Authority of New York Consolidated Bonds 227th Series (Aa3/A+)
1,555,000	3.000	10/01/2028	1,537,175
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A-/A3)
6,200,000	4.250	05/01/2052	5,865,403
5,225,000	5.000	05/01/2052	5,494,130

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
State of New York Dormitory Authority Personal Income Tax RB Series 2018A (NR/Aa1)
$10,200,000	4.000%	03/15/2048	$9,868,127
State of New York Dormitory Authority Personal Income Tax RB Series 2019D (NR/Aa1)
10,000,000	4.000	02/15/2047	9,735,026
State of New York Dormitory Authority Personal Income Tax RB Series 2021A (AA+/NR)
8,175,000	4.000	03/15/2040	8,187,780
State of New York Dormitory Authority Personal Income Tax RB Series 2021A (NR/AA+)
10,215,000	4.000	03/15/2038	10,342,227
State of New York Dormitory Authority Personal Income Tax RB Series 2021E (AA+/NR)
6,800,000	4.000	03/15/2046	6,641,534
8,700,000	4.000	03/15/2047	8,469,188
State of New York Dormitory Authority RB for St. Joseph’s College Series 2020A (NR/NR)
1,025,000	5.000	07/01/2026	1,073,449
Suffolk Tobacco Asset Securitization Corp. RB Series 2021 B-1 (NR/BBB-)
4,000,000	4.000	06/01/2050	3,915,400
Troy City Capital Resource Corp. RB Refunding Rensselaer Polytechnic Institute Project Series 2020 A (A3/BBB+)
805,000	4.000	09/01/2040	770,200
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (Baa2/BBB-)
1,000,000	5.000	11/01/2023	1,010,835
1,000,000	5.000	11/01/2024	1,013,719
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
200,000	4.000	10/15/2029	187,378
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
300,000	4.000	10/15/2030	277,798

			632,699,903

North Carolina – 0.6%
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019A (NON-AMT) (BBB/NR)(a)(d)
375,000	2.000	10/01/2024	360,733
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019B (NON-AMT) (BBB/NR)(a)(d)
400,000	2.000	10/01/2024	384,781
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (AMT) (Baa2/BBB)(a)(d)
1,750,000	2.100	10/01/2024	1,685,912
County of Mecklenburg GO Bonds for Public Improvement Series 2018 (Aaa/AAA)
5,250,000	5.000	03/01/2029	5,931,607
Greater Ashville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (AA/Baa2)
5,290,000	5.500	07/01/2047	5,804,994

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
2,735,000	5.000	12/31/2037	2,748,134
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
680,000	4.000	09/01/2041	571,191
325,000	4.000	09/01/2046	260,146
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
190,000	4.000	03/01/2024	189,074
235,000	4.000	03/01/2025	232,444
220,000	5.000	03/01/2026	220,461
270,000	5.000	03/01/2027	268,853
255,000	5.000	03/01/2028	252,044
250,000	4.000	03/01/2029	232,845
260,000	4.000	03/01/2030	238,667
270,000	4.000	03/01/2031	243,653
725,000	4.000	03/01/2036	602,873
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
500,000	5.000	10/01/2040	469,999
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (A2/AA-)
5,995,000	3.000	07/01/2045	4,798,511
North Carolina Medical Care Commission RB Refunding for EveryAge Obligated Group Series 2021 A (NR/NR)
910,000	4.000	09/01/2041	765,330
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
590,000	3.000	07/01/2026	554,892
1,785,000	3.000	07/01/2027	1,646,116
1,040,000	4.000	07/01/2030	967,204
1,080,000	5.000	07/01/2031	1,067,719
1,110,000	5.000	07/01/2032	1,092,186
1,375,000	5.000	07/01/2033	1,346,858
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (NR/AA)
3,000,000	3.000	01/01/2042	2,499,724
3,500,000	5.000	01/01/2049	3,646,026
North Carolina Turnpike Authority Triangle Expressway System Senior Lien Turnpike RB Series 2019 (NR/BBB)
9,500,000	5.000	01/01/2049	9,823,244

			48,906,221

North Dakota – 0.2%
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (Baa2/AA)
1,875,000	3.000	12/01/2051	1,396,008
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (Baa2/NR)
4,125,000	4.000	12/01/2035	3,867,250
City of Horace GO Refunding Bonds Series 2021 (Baa2/NR)
1,100,000	3.000	05/01/2041	873,537
2,750,000	3.000	05/01/2046	2,036,247

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Dakota – (continued)
City of Horace Temporary Refunding Improvement Bonds Series 2022A (Baa2/NR)
$5,525,000	3.250%	08/01/2024	$5,450,476

			13,623,518

Ohio – 1.9%
American Municipal Power RB for Prairie State Energy Campus Project Refunding Series 2019B (A1/A)
1,255,000	5.000	02/15/2025	1,307,565
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/A-)
440,000	5.000	06/01/2034	475,676
1,000,000	4.000	06/01/2037	987,823
920,000	4.000	06/01/2038	900,843
895,000	4.000	06/01/2039	866,293
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/BBB+)
5,070,000	3.000	06/01/2048	3,709,159
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
22,225,000	5.000	06/01/2055	20,122,988
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(g)
35,885,000	0.000	06/01/2057	4,283,998
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset Backed Refunding Bonds Series 2020 (NR/BBB+)
3,835,000	4.000	06/01/2048	3,384,326
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
420,000	5.000	11/01/2023	420,266
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR)
400,000	4.000	09/01/2040	355,706
625,000	4.000	09/01/2045	536,251
850,000	5.000	09/01/2049	791,138
County Of Franklin Healthcare Facilities Refunding Rb Series 2022 (NR/BBB) (NR/NR)
4,225,000	4.000	07/01/2040	3,532,424
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
2,480,000	5.250	11/15/2040	2,261,660
County of Franklin RB Series OH 2019A (Aa3\AA-)
5,275,000	4.000	12/01/2044	5,137,221
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
10,225,000	5.250	11/15/2048	9,453,216
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (Baa3/BBB-)
10,000,000	8.223	02/15/2040	11,522,389
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa3/BBB-)
2,865,000	5.500	02/15/2057	2,926,467

Municipal Bonds – (continued)
Ohio – (continued)
Cuyahoga Metropolitan Housing Authority RB for Social Bonds Series 2021 (HUD SECT 8) (NR/A+)
3,400,000	2.000	12/01/2031	3,083,821
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
2,000,000	3.750	12/01/2038	1,618,270
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
250,000	5.000	12/01/2025	253,651
325,000	5.000	12/01/2026	331,880
325,000	5.000	12/01/2027	333,398
425,000	5.000	12/01/2028	437,683
400,000	5.000	12/01/2029	412,544
680,000	5.000	12/01/2030	698,071
800,000	5.000	12/01/2031	815,821
660,000	5.000	12/01/2032	668,117
1,170,000	5.000	12/01/2033	1,176,270
1,200,000	5.000	12/01/2035	1,186,797
650,000	5.000	12/01/2037	635,985
1,630,000	5.000	12/01/2038	1,587,327
Lakewood City School District GO Refunding Bonds Series 2014 C (Aa2/AA)
3,215,000	5.000	12/01/2027	3,339,812
Lancaster Port Authority Gas Supply Revenue Refunding Bonds Series 2019 (NR/NR)(a)(d)
1,860,000	5.000	02/01/2025	1,897,254
Northeast Ohio Medical University RB Refunding Series 2021 A (Baa2/NR)
250,000	4.000	12/01/2035	248,799
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (NON-AMT) (BBB/NR)(a)(d)
3,500,000	4.250	06/01/2027	3,529,310
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (AMT) (BBB+/NR)(a)(d)
14,000,000	4.250	06/01/2027	14,111,905
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(f)
700,000	4.500	01/15/2048	639,403
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (Ba1/NR)
925,000	2.875	02/01/2026	884,974
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (Ba1/NR)
2,305,000	2.875	02/01/2026	2,205,259
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (Ba1/NR)
3,130,000	3.250	09/01/2029	2,960,346
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014A (BBB+/NR)(a)(d)
2,500,000	2.400	10/01/2029	2,207,826
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014B (BBB+/NR)(a)(d)
3,500,000	2.600	10/01/2029	3,120,851

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014C (BBB+/NR)(a)(d)
$8,000,000	2.100%	10/01/2024	$7,785,588
Ohio Higher Educational Facility Commission RB for University Circle, Inc. Series 2020 (A3/NR)
1,250,000	5.000	01/15/2035	1,267,122
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
1,260,000	5.000	12/01/2042	1,170,489
1,250,000	5.000	12/01/2045	1,140,839
Ohio Higher Educational Facility Commission RB Refunding for Xavier University Series 2020 (A3/NR)
1,045,000	5.000	05/01/2034	1,171,355
695,000	4.000	05/01/2037	695,949
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)(f)
925,000	5.000	12/01/2033	933,396
1,795,000	5.000	12/01/2038	1,729,447
2,725,000	5.000	12/01/2048	2,475,249
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)(a)(d)
1,500,000	4.375	06/15/2026	1,439,583
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(f)
390,000	3.750	12/01/2031	334,956
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)(f)
4,375,000	7.000	12/01/2042	3,496,590
State of Ohio Higher Educational Facilities Senior Lien Hospital Bonds Series 2020 (NR/NR)
1,140,000	5.000	01/15/2037	1,149,697
State of Ohio Higher Educational Facility RB for Capital University 2022 Project (NR/BBB-)
1,500,000	5.750	09/01/2037	1,582,862
1,500,000	6.000	09/01/2042	1,577,683
Toledo-Lucas County Port Authority Parking System RB Series 2021 (NR/NR)
3,500,000	4.000	01/01/2038	3,015,681
960,000	4.000	01/01/2041	801,945
Willoughby Eastlake City School District GO UT School Improvement Bonds Series 2016 (A2/NR)(b)
1,500,000	5.000	12/01/2025	1,599,835

			154,729,049

Oklahoma – 0.3%
City of Tulsa GO Bonds Series 2021 (AA/NR)
3,800,000	2.000	11/01/2029	3,588,675
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (Baa1/A-)
925,000	4.000	09/01/2045	784,835
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (A2/AA)
3,670,000	4.000	08/15/2048	3,549,388
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Baa3/BB+)
2,125,000	5.000	08/15/2029	2,096,115
5,400,000	5.500	08/15/2057	5,165,522

Municipal Bonds – (continued)
Oklahoma – (continued)
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba2/BB-)
2,725,000	5.500	08/15/2052	2,629,562
Oklahoma Municipal Power Authority RB Refunding Series 2021 B (AGM) (NR/AA)
640,000	1.602	01/01/2027	582,866
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (NR/B-)(a)(d)
5,435,000	5.000	06/01/2025	5,465,584

			23,862,547

Oregon – 0.5%
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
240,000	5.125	11/15/2040	222,756
120,000	5.250	11/15/2050	107,037
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (NR/BBB-)
1,385,000	3.500	03/01/2029	1,328,389
1,540,000	3.750	03/01/2032	1,454,866
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
1,775,000	5.000	08/15/2045	1,873,605
Oregon State Facilities Authority RB Refunding for Reed College Project Series 2017 A (Aa2/AA-)(b)
8,895,000	5.000	07/01/2027	9,838,516
Oregon State Facilities Authority RB Refunding for Samaritan Health Services, Inc. Obligated Group Series 2020 A (NR/BBB+)
270,000	5.000	10/01/2028	290,649
525,000	5.000	10/01/2029	571,465
225,000	5.000	10/01/2035	240,413
Port of Portland International Airport RB Series 28 (NR/AA-)
2,145,000	4.000	07/01/2047	2,028,121
Port of Portland RB for International Airport Series 2019 25-B (AMT) (NR/A+)
2,665,000	5.000	07/01/2032	2,926,963
2,365,000	5.000	07/01/2033	2,591,678
1,000,000	5.000	07/01/2034	1,091,337
1,000,000	5.000	07/01/2035	1,083,958
Portland Oregon Water System RB Refunding First Lien Series 2016 A (Aa1/NR)
7,090,000	4.000	04/01/2029	7,383,418
State of Oregon GO Refunding Bonds for Higher Education Series 2021 H (Aa1/AA+)
1,175,000	1.250	08/01/2027	1,100,289
860,000	1.375	08/01/2028	796,849
875,000	1.500	08/01/2029	805,914
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (A3/NR)(f)
190,000	5.000	11/01/2034	212,130
500,000	5.000	11/01/2036	550,524
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (Aa1/NR)
4,155,000	5.000	06/15/2029	4,591,215

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oregon – (continued)
Yamhill County Hospital Authority RB Refunding for Friendsview Manor Obligated Group Series 2021 A (NR/NR)
$575,000	1.750%	11/15/2026	$536,461
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
1,625,000	5.000	11/15/2051	1,219,024

			42,845,577

Pennsylvania – 3.8%
Allegheny County Higher Education Building Authority University Revenue Refunding Bonds Series 2022 (BBB-/NR)
1,000,000	5.250	09/01/2035	1,026,359
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
4,000,000	5.000	04/01/2030	4,341,796
18,400,000	4.000	04/01/2044	17,220,013
Allegheny County Hospital Development Authority UPMC RB Series 2019A (A/A2)
6,230,000	4.000	07/15/2038	6,189,845
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
1,850,000	4.875	11/01/2024	1,852,291
1,350,000	5.125	05/01/2030	1,372,766
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
1,525,000	1.830	05/01/2023	1,519,093
1,560,000	2.100	05/01/2024	1,483,587
150,000	5.000	05/01/2024	152,428
555,000	5.000	05/01/2026	578,525
525,000	5.000	05/01/2027	552,827
700,000	5.000	05/01/2029	745,707
750,000	5.000	05/01/2030	802,098
750,000	5.000	05/01/2031	805,231
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (Ba3/NR)(f)
2,420,000	5.000	05/01/2027	2,468,327
1,600,000	5.000	05/01/2032	1,624,936
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (Ba3/NR)(f)
200,000	5.000	05/01/2023	200,096
750,000	5.000	05/01/2028	767,154
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 (Baa3/NR)
900,000	5.000	05/01/2033	966,643
1,000,000	5.000	05/01/2034	1,068,049
900,000	5.000	05/01/2035	950,552
1,000,000	5.000	05/01/2036	1,044,817
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB+)
325,000	5.000	07/01/2025	332,678
420,000	5.000	07/01/2026	435,151

Municipal Bonds – (continued)
Pennsylvania – (continued)
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB+) – (continued)
425,000	5.000	07/01/2027	443,653
450,000	5.000	07/01/2028	472,120
475,000	5.000	07/01/2029	499,639
650,000	5.000	07/01/2030	683,422
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
450,000	5.000	10/01/2031	451,793
410,000	5.000	10/01/2033	410,161
Chester County IDA RB for Collegium Charter School Project Series 2022 (NR/BB)(f)
900,000	6.000	10/15/2052	881,695
Chester County IDA RB Series 2021 (Aa2\NR)
10,000,000	4.000	12/01/2046	9,723,009
City of Erie Higher Education Building Authority RB for Gannon University Series 2021 (Baa2/BBB+)
500,000	4.000	05/01/2036	464,449
595,000	4.000	05/01/2041	511,197
280,000	5.000	05/01/2047	270,254
City of Philadelphia Airport RB Refunding Series 2020 C (AMT) (A2/NR)
1,250,000	5.000	07/01/2030	1,386,757
City of Wilkes-Barre Finance Authority University Revenue Refunding Bonds Series 2021 (BBB-/NR)
2,075,000	4.000	03/01/2042	1,766,460
Coatesville School District GO Refunding Bonds Series 2017 (AGM ST AID WITHHLDG) (A1/AA)
1,000,000	5.000	08/01/2025	1,053,932
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (A1/AA)
24,905,000	4.000	06/01/2039	24,565,445
Commonwealth of Pennsylvania COPS Series 2018 A (A2/A)
1,250,000	4.000	07/01/2046	1,184,596
Commonwealth of Pennsylvania GO Bonds 1st Series 2015 (A+/Aa3)
6,500,000	5.000	03/15/2033	6,783,999
Commonwealth of Pennsylvania GO Bonds Series 2015 (Aa3/A+)
3,925,000	5.000	08/15/2025	4,152,789
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)(f)
2,000,000	5.875	10/15/2040	1,998,866
6,375,000	6.250	10/15/2053	6,407,294
Dauphin County General Authority University RB for Harrisburg University of Science & Technology Project Series 2017 (NR/BB)(f)
950,000	5.000	10/15/2034	899,718
Delaware County Authority RB for Villanova University Series 2015 (A1/AA-)
4,945,000	5.000	08/01/2045	5,125,471
Doylestown Hospital Authority RB Taxable Refunding Series 2019 B (Ba1/BBB-)
955,000	3.950	07/01/2024	904,530
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000	12/01/2038	666,783

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (A1/AA-)(e)
$15,800,000	(3M USD LIBOR + 0.77%) 3.995%	05/01/2037	$13,977,020
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (Aa3/NR)
725,000	4.000	06/01/2044	695,508
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
900,000	5.000	03/01/2040	774,263
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
80,000	5.000	03/01/2024	80,754
150,000	5.000	03/01/2025	152,903
185,000	5.000	03/01/2026	190,234
150,000	5.000	03/01/2027	155,457
135,000	5.000	03/01/2028	140,804
160,000	5.000	03/01/2029	167,782
150,000	5.000	03/01/2030	157,352
285,000	5.000	03/01/2032	299,493
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A2/A)
850,000	4.000	09/01/2037	845,136
850,000	4.000	09/01/2038	840,664
850,000	4.000	09/01/2039	837,300
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series A (NR/BBB)(a)(d)
2,250,000	4.100	04/03/2028	2,282,505
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series B (NR/BBB)
1,645,000	4.100	06/01/2029	1,673,612
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series C (NR/BBB)(a)(d)
2,665,000	4.450	04/03/2028	2,703,149
Montgomery County IDA Retirement Communities RB for Acts Retirement Life Communities Obligated Group Series 2020C (NR/NR)
900,000	5.000	11/15/2045	855,515
Montgomery County Industrial Development Authority RB ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 C (NR/NR)
600,000	4.000	11/15/2043	494,976
Montgomery County Industrial Development Authority RB Refunding for The Public School of Germantown Series 2021 A (NR/BBB+)
400,000	4.000	10/01/2036	374,618
400,000	4.000	10/01/2041	349,367
North Penn Water Authority RB Refunding Series 2019 (Aa3/NR)(e)
1,600,000	(SIFMA Municipal Swap Index Yield + 0.46%) 3.500	11/01/2023	1,599,876
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (NR/NR)
1,000,000	5.000	11/01/2039	901,681

Municipal Bonds – (continued)
Pennsylvania – (continued)
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (NR/BBB+)
50,000	5.000	05/01/2023	50,033
100,000	5.000	05/01/2024	100,965
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (NR/BBB)
750,000	5.000	06/30/2042	751,067
Pennsylvania Economic Development Financing Authority RB Refunding for American Water Co. Project Series 2019 (A1/A+)
8,250,000	3.000	04/01/2039	7,071,716
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
3,000,000	4.000	07/01/2033	2,772,998
1,800,000	4.000	07/01/2041	1,522,782
Pennsylvania Economic Development Financing Authority RB Refunding for UPMC Obligated Group Series 2021 A (A2/A)
1,050,000	4.000	10/15/2040	1,034,807
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (A-/A-2/NR)(a)(d)
6,050,000	1.100	11/02/2026	5,421,701
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (NR/AA)
5,000,000	5.000	12/31/2057	5,167,090
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (NR/NR)
6,650,000	5.750	06/30/2048	7,179,265
1,350,000	5.250	06/30/2053	1,367,333
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Rapid Bridge Replacement Project Series 2015 (NR/BBB)
1,800,000	5.000	12/31/2024	1,838,330
Pennsylvania Economic Development Financing Authority UPMC RB Series 2021A (A2/A)
1,220,000	4.000	10/15/2037	1,215,735
Pennsylvania Higher Educational Facilities Authority Duquesne University of the Holy Spirit RB Series 2019 A (A2/A)
350,000	4.000	03/01/2037	347,386
675,000	5.000	03/01/2038	718,712
500,000	5.000	03/01/2039	528,866
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (AGC) (WR/AA)(e)
930,000	(3M USD LIBOR + 0.60%) 4.068	07/01/2027	916,622
Pennsylvania Higher Educational Facilities Authority RB Refunding for Drexel University Series 2020 A (AGM) (A2/AA)
8,500,000	5.000	05/01/2046	9,057,603
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM-CR) (Aa3/AA)
4,000,000	5.000	09/15/2025	4,245,408

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission Oil Franchise Tax Subordinated RB Series 2018 B (A2/NR)
$9,995,000	5.250%		12/01/2048		$10,651,807
Pennsylvania Turnpike Commission RB Series 2013 C (A1/A+)(b)
1,720,000	5.500		12/01/2023		1,752,853
Pennsylvania Turnpike Commission RB Series 2018 A (Aa3/NR)
30,675,000	5.250		12/01/2044		33,057,693
Pennsylvania Turnpike Commission RB Series 2018 B (A1/NR)(e)
6,050,000	(SIFMA Municipal Swap Index Yield + 0.70%) 3.740		12/01/2023		6,051,477
Pennsylvania Turnpike Commission RB Series 2019 A (A3/NR)
4,250,000	5.000		12/01/2036		4,638,981
4,275,000	5.000		12/01/2038		4,595,794
16,160,000	5.000		12/01/2044		17,004,644
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
650,000	5.125		06/15/2042		603,800
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
350,000	4.000		06/15/2029		333,858
1,000,000	5.000		06/15/2039		966,523
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (NR/BBB-)
450,000	5.000		08/01/2030		469,397
290,000	5.000		08/01/2040		294,663
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (NR/BB+)(f)
900,000	5.000		06/15/2040		880,613
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
4,500,000	5.000		07/01/2028		4,738,062
Philadelphia IDA University RB for St. Joseph’s University Project Series 2022 (NR/A-)
2,500,000	5.250		11/01/2052		2,685,165
Philadelphia School District GO Bonds Series 2015 A (Baa3/NR)
2,415,000	5.000		09/01/2027		2,536,135
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (AGM) (A2/AA)
850,000	5.000		09/01/2034		958,732
1,755,000	5.000		09/01/2035		1,961,065
1,700,000	5.000		09/01/2036		1,882,477
1,700,000	5.000		09/01/2037		1,868,481
Pittsburgh Water & Sewer Authority Subordinate RB Refunding Series 2019 B (AGM) (NR/AA)
2,125,000	4.000		09/01/2034		2,230,762
425,000	4.000		09/01/2035		443,348
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (NR/BB+)
395,000	5.000		11/15/2028		388,349
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (Baa3/NR)
1,100,000	5.000		01/01/2035		1,135,727

Municipal Bonds – (continued)
Pennsylvania – (continued)
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
200,000		4.000		10/01/2023		199,239
750,000		4.000		10/01/2029		704,492
425,000		5.000		10/01/2039		402,152
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/BB-)
4,100,000		5.000		11/01/2044		2,611,041
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-2 (NR/BB-)(a)(d)
1,915,000		5.000		02/01/2027		1,648,004
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-3 (NR/BB-)(a)(d)
2,800,000		5.000		02/01/2030		2,242,487
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022B (NR/NR)(f)
200,000		6.000		07/01/2029		193,741
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa1/NR)
620,000		5.000		07/01/2028		657,102
440,000		5.000		07/01/2030		473,156

						313,329,209

Rico – 5.8%
HTA Trust Certificates Class L-2028 Units (NR/NR)
2,674,255		5.250		07/01/2038		2,666,968
Puerto Rico Aqueduct & Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)(f)
3,230,000		4.000		07/01/2047		2,603,812
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR\NR)(f)
17,350,000		5.000		07/01/2035		17,145,459
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)(f)
11,740,000		5.000		07/01/2047		11,033,218
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2022 A (NR/NR)(f)
13,355,000		5.000		07/01/2033		13,301,073
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (WR/NR)
1,080,000		6.125		07/01/2024		1,094,384
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 B (NR/NR)(f)
2,750,000		5.000		07/01/2033		2,738,895
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)(f)
7,300,000		4.000		07/01/2042		6,179,134
Puerto Rico Commonwealth GO Bonds (NR\NR)(a)(c)(i)
17,609,470		0.000		11/01/2043		7,660,120
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)(c)(e)(i)
1,603,552		0.000		11/01/2051		539,194
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)(c)(e)(i)
1,888,076		0.000		11/01/2051		818,953
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR\NR)
216		5.250		07/01/2023		216

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate				Maturity Date		Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR\NR) – (continued)
$3,035,584		0.000	%(g)		07/01/2024		$2,857,111
4,135,896		5.375			07/01/2025		4,199,595
10,915,508		5.625			07/01/2029		11,395,366
11,124,948		5.750			07/01/2031		11,797,586
19,245,062		0.000	(g)		07/01/2033		10,898,392
5,933,951		4.000			07/01/2033		5,334,232
3,311,382		4.000			07/01/2035		2,886,302
7,727,039		4.000			07/01/2037		6,537,726
10,189,086		4.000			07/01/2041		8,259,584
8,793,596		4.000			07/01/2046		6,852,212
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022A (NR/NR)
5,797,155		5.000			07/01/2062		5,492,804
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022B (NR/NR)(g)
21,795,958		0.000			07/01/2032		13,595,229
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022C (NR/NR)(c)
3,330,333		0.000			07/01/2053		1,939,879
Puerto Rico Electric Power Authority Power RB Series 2013A (NR/NR)*
8,215,000		6.750			07/01/2036		5,945,606
Puerto Rico Electric Power Authority Power RB Series 4 (NR/NR)*
196,972		10.000			07/01/2022		144,282
Puerto Rico Electric Power Authority Power RB Series AAA (NR/NR)*
1,050,000		5.250			07/01/2031		753,375
Puerto Rico Electric Power Authority Power RB Series CCC (NR/NR)*
1,555,000		5.000			07/01/2028		1,107,938
Puerto Rico Electric Power Authority Power RB Series E-1 (NR/NR)*
590,915		10.000			01/01/2021		432,845
Puerto Rico Electric Power Authority Power RB Series E-2 (NR/NR)*
590,915		10.000			07/01/2021		432,845
Puerto Rico Electric Power Authority Power RB Series E-3 (NR/NR)*
196,972		10.000			01/01/2022		144,282
Puerto Rico Electric Power Authority Power RB Series TT (NR/NR)*
220,000		5.000			07/01/2025		156,475
1,100,000		5.000			07/01/2032		786,500
Puerto Rico Electric Power Authority Power RB Series WW (NR/NR)*
1,435,000		5.500			07/01/2038		1,022,437
Puerto Rico Electric Power Authority Power RB Series XX (NR/NR)*
10,325,000		5.250			07/01/2040		7,408,188
Puerto Rico Electric Power Authority Power RB Series ZZ (NR/NR)*
1,000,000		5.250			07/01/2019		702,500

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A2/AA)(e)
21,915,000	(3M USD LIBOR + 0.52%) 3.988%			07/01/2029		19,901,237
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL) (Baa2/NR)
350,000	5.250			07/01/2029		351,467
215,000	5.250			07/01/2030		215,380
1,150,000	5.250			07/01/2032		1,150,444
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructed Bonds Series 2019A-2B (NR/NR) (NR/NR)
10,435,000	4.550			07/01/2040		9,758,506
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructued Bonds Series A-2 (NR/NR)
4,445,000	4.329			07/01/2040		4,045,166
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR) (g)
329,000	0.000			07/01/2024		311,092
16,610,000	0.000			07/01/2027		13,646,801
3,658,000	0.000			07/01/2029		2,724,341
25,338,000	0.000			07/01/2031		16,902,090
21,539,000	0.000			07/01/2033		12,927,684
46,454,000	0.000			07/01/2046		12,140,288
16,872,000	0.000			07/01/2051		3,262,667
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
116,832,000	4.329			07/01/2040		106,322,798
143,000	4.536			07/01/2053		126,217
5,654,000	4.784			07/01/2058		5,131,825
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
19,288,000	4.500			07/01/2034		19,037,358
4,911,000	4.550			07/01/2040		4,592,623
13,699,000	4.750			07/01/2053		12,530,489
49,837,000	5.000			07/01/2058		46,930,103

						468,873,293

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM MUN GOVT GTD) (Aa3/AA)
500,000	5.000			05/15/2024		511,320
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 78-A (Aa1/AA+)
4,970,000	5.000			10/01/2042		5,257,806

						5,769,126

South Carolina – 0.4%
Clemson University Athletic Facilities RB Series 2015 (Aa3/NR)
1,570,000	4.000			05/01/2026		1,614,876
Lexington County School District No. 1/SC GO Refunding Bonds Series 2019 A (SCSDE) (Aa1/AA)
2,495,000	5.000			02/01/2031		2,820,933
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (Aa1/AA)
4,530,000	5.000			03/01/2031		4,953,700
1,615,000	4.000			03/01/2032		1,689,539

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
South Carolina – (continued)
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR)(f)
$710,000	3.000%	11/01/2026	$651,392
900,000	3.625	11/01/2031	756,688
1,170,000	3.750	11/01/2036	917,675
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)(f)
1,920,000	5.125	06/15/2042	1,779,322
South Carolina Ports Authority RB Series 2018 (AMT) (A1/A+)
3,750,000	5.000	07/01/2037	3,958,202
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (A3/A-)
10,000,000	5.750	12/01/2047	11,047,152
South Carolina State Public School Authority Revenue Obligation Bonds for Santee Cooper Series 2014D (NR/NR)
353,000	3.056	12/01/2023	348,302
South Carolina State Public School Authority Revenue Obligation Bonds Series 2014D (NR/NR)
522,000	3.056	12/01/2023	514,046
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A3/AA)
500,000	5.000	04/15/2032	561,968
500,000	5.000	04/15/2033	560,091
500,000	5.000	04/15/2034	557,283
450,000	5.000	04/15/2035	497,307
425,000	4.000	04/15/2036	437,869
550,000	4.000	04/15/2037	561,012
525,000	4.000	04/15/2038	532,502
700,000	4.000	04/15/2039	706,579
750,000	4.000	04/15/2040	753,346

			36,219,784

South Dakota – 0.1%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
650,000	4.000	08/01/2041	575,977
1,200,000	4.000	08/01/2051	976,404
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/AA+)
630,000	5.000	01/01/2024	641,102
1,075,000	5.000	01/01/2025	1,119,501
730,000	5.000	01/01/2026	779,925

			4,092,909

Tennessee – 0.2%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (Baa1/A-)
1,300,000	5.000	08/01/2035	1,396,587
City of Johnson GO Refunding Bonds Series 2019 B (Aa2/NR)
1,225,000	4.000	06/01/2037	1,255,645
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A3/A-)
4,020,000	5.000	07/01/2034	4,030,489
1,800,000	4.000	07/01/2040	1,737,482

Municipal Bonds – (continued)
Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (A3/NR)
700,000	5.000	07/01/2046	709,800
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (NR/NR)
40,000	3.000	10/01/2024	39,308
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(f)
650,000	4.500	06/01/2028	652,604
Tennergy Corp. RB for Gas Supply Revenue Series 2019 A (Aa2/NR)(a)(d)
9,465,000	5.000	10/01/2024	9,625,788

			19,447,703

Texas – 8.1%
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
1,425,000	5.625	08/15/2052	1,295,141
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
155,000	5.000	08/15/2023	154,842
195,000	5.000	08/15/2024	194,404
205,000	5.000	08/15/2025	204,086
190,000	5.000	08/15/2026	189,176
200,000	5.000	08/15/2027	199,291
80,000	5.000	08/15/2028	79,846
80,000	4.000	08/15/2029	75,473
80,000	4.000	08/15/2030	74,743
90,000	4.000	08/15/2031	83,149
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (NR/BB+)
1,355,000	5.000	01/01/2029	1,404,123
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A3/A-)
620,000	5.000	01/01/2028	676,176
650,000	5.000	01/01/2029	719,279
1,010,000	5.000	01/01/2032	1,127,062
1,115,000	5.000	01/01/2034	1,235,884
610,000	5.000	01/01/2036	666,791
645,000	5.000	01/01/2037	699,415
675,000	5.000	01/01/2038	727,040
1,420,000	5.000	01/01/2039	1,526,020
Central Texas Regional Mobility Authority Senior Lien Revenue Refunding Bonds Series 2021D (A-/NR)
1,100,000	4.000	01/01/2040	1,079,315
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(f)
245,000	5.750	09/01/2029	249,742
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)(f)
377,000	3.250	09/15/2026	344,234
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)(f)
1,402,000	5.750	09/01/2042	1,404,943

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Aubrey Special Assessment RB for Jackson Ridge Public Improvement District Project Series 2022 (NR/NR)(f)
$852,000	5.250%	09/01/2032	$862,458
City of Austin Airport System RB Series 2022 (A1/A+)
7,435,000	5.000	11/15/2052	7,764,818
City of Austin RB for Airport System Series 2019 B (AMT) (A1/A)
3,680,000	5.000	11/15/2032	4,046,675
2,000,000	5.000	11/15/2033	2,192,883
City of Austin RB Refunding for Airport System Series 2019 (AMT) (A1/A)
2,000,000	5.000	11/15/2024	2,050,868
1,150,000	5.000	11/15/2025	1,200,705
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(f)
385,000	4.000	11/01/2023	384,102
625,000	4.500	11/01/2024	621,513
2,815,000	4.000	11/01/2028	2,714,560
City of Austin Special Assessment RB for Whisper Valley Public Improvement District Project Series 2022 (NR/NR)(f)
777,000	5.375	11/01/2042	778,694
City of Austin Water & Wastewater System Revenue Refunding Bonds Series 2022 (NR/AA)
1,700,000	5.000	11/15/2038	1,955,021
2,350,000	5.000	11/15/2039	2,677,577
2,500,000	5.000	11/15/2040	2,817,604
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)(f)
375,000	2.500	09/01/2025	354,959
140,000	3.125	09/01/2030	125,278
180,000	3.250	09/01/2030	158,745
355,000	4.000	09/01/2040	310,551
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2021 (NR/NR)(f)
174,000	2.500	09/01/2026	160,776
158,000	3.000	09/01/2031	135,830
329,000	3.375	09/01/2041	259,733
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)(f)
430,000	4.625	09/01/2032	416,613
704,000	4.875	09/01/2042	661,124
City of Celina Special Assessment RB for Hillside Public Improvement District Series 2022 (NR/NR)(f)
285,000	2.750	09/01/2027	252,741
432,000	3.125	09/01/2032	354,216
City of Celina Special Assessment RB for North Sky Public Improvement District Project Series 2023 (NR/NR)(f)
812,000	5.375	09/01/2043	806,983
1,006,000	5.625	09/01/2052	998,787
1,000,000	6.125	09/01/2052	993,187
City of Celina Special Assessment RB for Ten Mile Creek Public Improvement District Project Series 2023 (NR/NR)(f)(h)
492,000	4.750	09/01/2030	493,083
235,000	5.500	09/01/2030	235,505
1,169,000	5.500	09/01/2042	1,173,527

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)(f)
255,000	4.875	09/01/2032	254,418
495,000	5.500	09/01/2042	496,695
City of Celina Special Assessment RB Series 2022 (NR/NR)(f)
215,000	2.875	09/01/2027	192,399
250,000	3.250	09/01/2032	208,062
1,175,000	3.500	09/01/2042	887,927
City of Celina Special Assessment RB Series 2022 (NR\NR)(f)
227,000	3.250	09/01/2027	206,501
235,000	3.625	09/01/2032	203,867
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
185,000	4.200	09/01/2027	182,901
570,000	4.800	09/01/2037	555,914
647,000	5.250	09/01/2046	644,193
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(f)
40,000	4.375	09/01/2023	40,006
300,000	5.375	09/01/2038	303,418
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
76,000	4.625	09/01/2023	76,087
365,000	5.000	09/01/2028	369,348
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(f)
190,000	3.250	09/01/2026	175,837
185,000	3.750	09/01/2031	160,184
City of Crandall Cartwright Ranch Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(f)
314,000	3.375	09/15/2026	290,008
410,000	4.000	09/15/2031	373,409
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)(f)
687,000	5.375	09/15/2027	692,410
City of Dallas Fort Worth International Airport Joint Revenue Refunding Bonds Series 2021A (NON-AMT) (A1/NR)
3,975,000	4.000	11/01/2039	4,020,021
City of Dallas International Airport Joint Revenue Refunding Bonds Series 2022B (NON-AMT) (A1/A+)
3,500,000	4.000	11/01/2041	3,513,141
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)(f)
268,000	4.875	09/01/2032	262,253
765,000	5.125	09/01/2042	739,904
City of Denton Independent School District Variable Rate UT Building Bonds Series 2014-B (CASH) (NR/NR)(a)(d)
540,000	2.000	08/01/2024	534,860

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Elmendorf Hickory Ridge Public Improvement District Special Assessment Bond for Improvement Area No. 1 Series 2021 (NR/NR)(f)
$695,000	2.875%	09/01/2026	$630,353
398,000	3.375	09/01/2031	328,368
1,206,000	3.750	09/01/2041	932,016
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(f)
294,000	2.625	08/15/2025	277,768
171,000	3.375	08/15/2030	150,647
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)(f)
497,000	2.750	08/15/2026	456,386
612,000	3.375	08/15/2031	527,782
846,000	3.750	08/15/2041	689,850
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)(f)
483,000	4.875	08/15/2027	480,537
778,000	5.250	08/15/2032	780,314
1,300,000	5.875	08/15/2042	1,297,977
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)(f)
100,000	3.125	08/15/2024	97,886
340,000	3.500	08/15/2029	316,585
1,905,000	4.000	08/15/2039	1,697,642
1,825,000	4.250	08/15/2049	1,574,319
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)(f)
295,000	4.000	08/15/2032	275,932
1,129,000	4.250	08/15/2042	1,007,881
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
150,000	4.000	08/15/2025	153,657
155,000	4.000	08/15/2026	160,494
160,000	4.000	08/15/2027	167,639
165,000	4.000	08/15/2028	174,303
170,000	4.000	08/15/2029	180,921
925,000	3.000	08/15/2034	866,666
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)(f)
344,000	3.625	09/15/2027	328,523
409,000	3.875	09/15/2032	372,763
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
325,000	4.125	09/01/2027	321,733
1,350,000	4.625	09/01/2037	1,296,430
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)
570,000	4.500	09/01/2027	571,642
1,800,000	4.500	09/01/2037	1,711,009

Municipal Bonds – (continued)
Texas – (continued)
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
425,000	4.000	09/01/2024	427,671
440,000	4.000	09/01/2025	444,930
460,000	4.000	09/01/2026	468,248
480,000	4.000	09/01/2027	490,823
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)(f)
256,000	3.250	09/01/2031	215,139
1,271,000	3.625	09/01/2041	986,983
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)(f)
100,000	3.250	09/01/2024	97,797
290,000	3.625	09/01/2029	271,013
785,000	4.125	09/01/2039	705,746
City of Horseshoe Bay Special Assessment Refunding Bonds for Public Improvement District Series 2020 (NR/NR)
685,000	3.000	10/01/2025	654,602
645,000	3.000	10/01/2030	559,866
440,000	3.250	10/01/2033	374,583
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
3,295,000	5.000	07/15/2028	3,314,170
City of Houston Airport System Subordinate Lien Revenue Refunding Bonds Series 2018D (A1/NR)
1,655,000	5.000	07/01/2032	1,840,112
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(f)
221,000	2.625	09/01/2026	203,068
206,000	3.250	09/01/2031	176,363
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)(f)
939,000	3.500	09/01/2041	737,393
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR) (NR/NR)(f)
360,000	3.125	09/01/2031	307,670
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)(f)
276,000	2.750	09/01/2026	253,941
392,000	3.500	09/01/2031	340,550
900,000	3.875	09/01/2041	734,390
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
130,000	5.000	08/15/2024	132,029
130,000	5.000	08/15/2025	133,766
150,000	5.000	08/15/2026	156,498
100,000	5.000	08/15/2027	105,626
125,000	5.000	08/15/2028	133,650
150,000	5.000	08/15/2029	161,906
200,000	5.000	08/15/2030	215,555
280,000	5.000	08/15/2032	300,281
300,000	5.000	08/15/2034	320,351
175,000	5.000	08/15/2035	185,469

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+) – (continued)
$250,000	5.000%	08/15/2036	$262,593
250,000	5.000	08/15/2037	260,357
300,000	5.000	08/15/2038	310,781
300,000	5.000	08/15/2039	309,276
City of Justin Special Assessment for Timberbrook Public Improvement District No. 1 Series 2021 (NR/NR)(f)
503,000	2.500	09/01/2026	464,027
768,000	3.000	09/01/2031	663,747
1,537,000	3.375	09/01/2041	1,204,640
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)(f)
315,000	2.625	09/15/2026	287,724
230,000	3.125	09/15/2031	194,003
City of Kaufman Special Assessment RB for Kaufman Public Improvement District Project Series 2022 (NR/NR)(f)
722,000	5.625	09/15/2042	736,282
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)(f)
817,000	4.375	09/01/2028	813,084
750,000	4.500	09/01/2033	743,823
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)(f)
431,000	3.375	09/01/2031	364,928
628,000	3.750	09/01/2041	495,075
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)(f)
410,000	3.875	09/01/2024	405,338
1,180,000	4.750	09/01/2044	1,100,928
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)(f)
210,000	2.625	09/01/2025	196,828
610,000	3.125	09/01/2030	522,844
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Area #1 Project Series 2022 (NR/NR)(f)
1,000,000	4.125	09/01/2041	890,482
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)(f)
340,000	4.250	09/01/2029	333,641
1,000,000	4.875	09/01/2044	939,594
City of Kyle Special Assessment RB Series 2022 (NR/NR)
481,000	4.375	09/01/2027	474,165
535,000	4.750	09/01/2032	523,857
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
470,000	2.750	09/01/2025	451,517
430,000	3.125	09/01/2030	387,277
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
2,055,000	3.000	09/15/2036	1,852,550
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)(f)
15,000	3.500	09/15/2024	14,715
245,000	3.750	09/15/2029	227,664

Municipal Bonds – (continued)
Texas – (continued)
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)(f)
105,000	4.375	09/15/2029	103,492
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Project Series 2022 (NR/NR)(f)
1,500,000	5.875	09/15/2042	1,532,647
2,126,000	6.125	09/15/2052	2,165,571
City of Lavon Special Assessment RB Series 2022 (NR\NR)(f)
600,000	3.500	09/15/2027	558,719
305,000	3.750	09/15/2027	279,044
1,000,000	3.875	09/15/2032	888,256
455,000	4.125	09/15/2032	409,680
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (NR/NR)(b)
1,415,000	4.000	09/01/2023	1,422,429
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)(f)
355,000	2.500	09/01/2025	334,525
330,000	3.125	09/01/2030	287,480
845,000	4.000	09/01/2040	733,248
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)(f)
750,000	2.625	09/01/2027	682,825
750,000	3.125	09/01/2032	640,647
1,772,000	3.375	09/01/2042	1,270,915
City of Manor Manor Heights Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(f)
310,000	2.500	09/15/2026	277,700
210,000	3.125	09/15/2026	189,307
250,000	3.125	09/15/2031	208,320
310,000	3.750	09/15/2031	263,747
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)(f)
150,000	3.750	09/15/2025	146,899
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(f)
350,000	3.375	09/01/2026	326,435
350,000	3.875	09/01/2031	311,018
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)(f)
75,000	3.500	09/15/2024	73,840
280,000	3.750	09/15/2029	265,363
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)(f)
185,000	2.625	09/15/2026	168,731
480,000	3.125	09/15/2031	405,848
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)(f)
400,000	5.375	09/15/2032	399,547

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)(f)
$100,000	5.000%	09/15/2024	$100,160
400,000	5.250	09/15/2029	402,864
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)(f)
275,000	4.250	09/15/2024	273,858
255,000	5.125	09/15/2024	255,303
795,000	4.500	09/15/2029	786,181
775,000	5.375	09/15/2029	779,132
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(f)
410,000	3.500	09/15/2031	356,089
1,000,000	3.875	09/15/2041	818,607
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)(f)
678,000	4.375	09/15/2027	662,723
626,000	4.750	09/15/2032	606,071
1,417,000	5.250	09/15/2042	1,355,410
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)(f)
292,000	5.125	09/15/2027	286,877
310,000	5.500	09/15/2032	302,857
600,000	6.000	09/15/2042	597,930
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)(f)
100,000	4.500	09/01/2025	99,130
50,000	4.875	09/01/2025	49,714
254,000	4.875	09/01/2030	245,538
265,000	5.250	09/01/2030	264,164
381,000	5.250	09/01/2040	372,510
310,000	5.625	09/01/2040	307,120
815,000	4.125	09/01/2049	688,455
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)(f)
245,000	2.500	09/01/2025	231,311
455,000	3.250	09/01/2030	404,309
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2019 (NR/NR)(f)
50,000	3.125	09/01/2024	48,983
140,000	3.500	09/01/2029	130,541
360,000	4.000	09/01/2039	322,243
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2021 (NR/NR)(f)
274,000	2.375	09/01/2026	250,007
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(f)
250,000	4.000	09/01/2028	245,060
1,560,000	4.500	09/01/2048	1,412,216
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)(f)
404,000	4.875	09/15/2027	399,859

Municipal Bonds – (continued)
Texas – (continued)
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)(f) – (continued)
350,000	5.250	09/15/2032	350,905
245,000	5.750	09/15/2032	245,102
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)(f)
366,000	4.875	09/15/2027	362,249
300,000	5.250	09/15/2032	300,776
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)(f)
2,127,000	5.500	09/15/2048	2,106,798
City of Plano Collin Creek East Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)(f)
2,875,000	4.375	09/15/2051	2,343,427
City of Plano Collin Creek West Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)(f)
1,969,000	4.000	09/15/2051	1,563,359
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)(f)
700,000	4.250	09/01/2042	626,179
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)(f)
65,000	3.500	09/01/2024	64,058
321,000	3.750	09/01/2029	304,547
846,000	4.250	09/01/2039	781,345
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(f)
180,000	3.375	09/01/2030	162,656
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
145,000	4.000	09/01/2024	144,368
415,000	4.250	09/01/2029	409,242
655,000	4.875	09/01/2039	639,290
1,000,000	5.000	09/01/2049	964,174
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)(f)
289,000	3.375	09/01/2041	223,501
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)(f)
434,000	4.250	09/01/2027	430,203
382,000	4.750	09/01/2032	379,980
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)(f)
116,000	3.750	09/01/2024	114,583
365,000	4.000	09/01/2029	351,596
580,000	5.000	09/01/2029	583,222
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)(f)
1,000,000	5.125	09/01/2043	983,180
City of Princeton Special Assessment RB for Winchester Public Improvement District Project Series 2022 (NR/NR)(f)
480,000	4.250	09/01/2027	475,225
460,000	4.750	09/01/2032	457,911

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(f)
$305,000	3.250%	09/01/2030	$272,908
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)(f)
240,000	2.375	09/01/2026	219,092
469,000	3.250	09/01/2041	354,566
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)(f)
350,000	2.625	09/15/2026	318,107
355,000	3.125	09/15/2031	297,358
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(f)
405,000	2.625	09/15/2025	387,253
405,000	3.375	09/15/2030	365,779
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)(f)
225,000	3.625	09/15/2030	202,870
210,000	4.375	09/15/2030	200,324
500,000	4.125	09/15/2040	441,198
400,000	4.875	09/15/2040	372,991
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)(f)
125,000	3.750	09/15/2024	123,803
370,000	4.125	09/15/2029	362,214
1,050,000	4.625	09/15/2039	998,793
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(f)
435,000	2.500	09/15/2025	408,851
305,000	3.250	09/15/2030	267,676
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)(f)
148,000	6.000	09/15/2028	149,321
665,000	6.000	09/15/2050	686,747
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015A (A+/AA-)(a)(d)
26,495,000	1.750	12/01/2024	25,962,289
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015C (A+/AA-)(a)(d)
30,610,000	1.750	12/01/2024	29,994,552
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
265,000	4.375	09/01/2025	265,095
500,000	4.875	09/01/2030	491,536
635,000	5.375	09/01/2040	629,021
City of San Marcos Special Assessment RB for Whisper South Public Improvement Project 2022 (NR/NR)(f)
300,000	3.750	09/01/2027	284,173
425,000	4.000	09/01/2032	393,064
1,221,000	4.250	09/01/2042	1,050,597
City of Santa Fe Special Assessment RB for Mulberry Farms Public Improvement District Series 2022 (NR/NR)(f)
233,000	4.375	09/01/2027	226,709
City of Sinton Special Assessment RB Series 2022 (NR\NR)(f)
382,000	4.375	09/01/2027	364,441
659,000	4.750	09/01/2032	617,056

Municipal Bonds – (continued)
Texas – (continued)
City of Venus Special Assessment RB for Patriot Estates Public Improvement Project Series 2021 (NR/NR)(f)
1,110,000	3.375	09/15/2041	850,963
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)(f)
1,125,000	5.500	08/15/2052	1,107,202
Clifton Higher Education Finance Corp. RB for YES Prep Public Schools, Inc. Series 2020 (PSF-GTD) (Aaa/NR)
700,000	4.000	04/01/2031	743,846
575,000	4.000	04/01/2035	601,869
1,345,000	4.000	04/01/2037	1,387,329
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (NR/AAA)
4,370,000	4.000	08/15/2036	4,471,208
3,875,000	4.000	08/15/2037	3,947,027
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)(f)
470,000	3.000	09/01/2031	398,989
961,000	3.250	09/01/2041	731,962
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/NR)
1,970,000	5.000	02/01/2025	2,058,555
2,095,000	5.000	02/01/2026	2,248,048
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
475,000	2.500	10/01/2031	406,248
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)(f)
325,000	3.500	10/01/2031	280,643
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
75,000	5.000	10/01/2028	83,673
90,000	5.000	10/01/2029	101,988
95,000	5.000	10/01/2030	109,376
75,000	5.000	10/01/2031	87,232
75,000	5.000	10/01/2032	86,808
145,000	5.000	10/01/2033	167,028
160,000	5.000	10/01/2034	183,769
175,000	5.000	10/01/2035	199,024
175,000	5.000	10/01/2036	197,318
500,000	4.000	10/01/2041	500,559
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)(f)
280,000	2.500	09/15/2025	263,258
350,000	3.250	09/15/2030	304,814
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(f)
315,000	3.500	09/01/2026	287,607
395,000	4.125	09/01/2031	356,630
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (NR/A)
2,500,000	5.250	11/01/2030	2,521,464
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(f)
125,000	3.750	08/15/2024	122,734

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(f) – (continued)
$235,000	4.000%	08/15/2029	$221,123
775,000	4.500	08/15/2035	708,695
575,000	5.000	08/15/2044	537,468
Edinburg Economic Development Corp. Sales Tax RB Series 2021 A (NR/NR)
1,175,000	3.125	08/15/2036	937,297
950,000	3.250	08/15/2041	720,332
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
390,000	5.000	09/01/2027	386,288
225,000	5.000	09/01/2032	220,202
330,000	5.125	09/01/2037	318,898
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (NR/AA+)
18,225,000	5.000	10/01/2037	19,649,801
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (NR/AA+)(c)
2,950,000	0.000	10/01/2046	3,128,737
4,075,000	0.000	10/01/2047	4,325,076
Gulfgate Redevelopment Authority Tax Allocation Refunding for City of Houston TX Reinvestment Zone No. 8 Series 2020 (AGM) (NR/AA)
470,000	5.000	09/01/2027	506,644
500,000	5.000	09/01/2028	544,884
745,000	5.000	09/01/2029	821,946
465,000	4.000	09/01/2031	489,978
415,000	4.000	09/01/2033	434,058
650,000	4.000	09/01/2034	674,816
580,000	4.000	09/01/2036	592,863
Harris County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding Bonds for Memorial Hermann Health System Series 2020C (A1/A+)(a)(d)
3,000,000	5.000	12/01/2024	3,095,206
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-2 (A1/A+)(a)(d)
5,470,000	5.000	12/01/2024	5,643,592
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Baylor College of Medicine Series 2019 A (NR/A)(e)
7,050,000	(1M USD LIBOR + 0.65%) 4.043	07/01/2024	7,062,056
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A1/A+)(e)
6,770,000	(SIFMA Municipal Swap Index Yield + 0.95%) 3.990	06/01/2023	6,770,919
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Series 2019 A (A1/AA-)
1,400,000	5.000	05/15/2030	1,553,807

Municipal Bonds – (continued)
Texas – (continued)
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (Aa1/AA-)(e)
19,920,000	(3M USD LIBOR + 0.67%) 3.929	08/15/2035	18,443,137
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)(f)
1,068,000	4.750	09/15/2027	1,066,279
700,000	4.875	09/15/2032	699,456
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)(f)
665,000	4.000	09/01/2029	646,429
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
95,000	3.000	09/01/2024	93,675
100,000	3.500	09/01/2025	99,191
100,000	3.500	09/01/2026	99,340
105,000	3.500	09/01/2027	104,008
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (AMT) (NR/NR)
830,000	5.000	07/01/2027	834,082
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (NR/NR)
5,880,000	5.000	07/15/2027	5,909,336
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (AMT) (NR/NR)
2,600,000	5.000	07/15/2027	2,612,972
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A1/NR)
360,000	5.000	07/01/2031	401,500
325,000	5.000	07/01/2032	361,351
Houston Airport System RB Refunding Subordinate Lien Series 2018 D (A1/NR)
2,000,000	5.000	07/01/2029	2,235,792
2,175,000	5.000	07/01/2030	2,427,012
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (NR/BBB-)
440,000	3.375	10/01/2037	372,640
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/AAA)
3,425,000	4.000	02/15/2042	3,456,716
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(f)
1,315,000	5.000	09/01/2038	1,307,762
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
145,000	2.000	09/01/2024	140,174
150,000	2.000	09/01/2025	142,034
150,000	2.000	09/01/2026	139,245
150,000	2.000	09/01/2027	136,480
155,000	2.000	09/01/2028	137,948
160,000	2.000	09/01/2029	140,063
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)(b)(g)
29,490,000	0.000	08/15/2024	9,180,084

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Love Field Airport Modernization Corp. General Airport Revenue Refunding Bonds Series 2021 (NR/A)
$3,620,000	5.000%	11/01/2027	$3,871,186
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (NR/A)
2,035,000	5.000	05/15/2030	2,314,542
1,520,000	5.000	05/15/2031	1,727,937
Lubbock Independent School District GO Bonds Series 2019 (PSF-GTD) (Aaa/AAA)
1,250,000	4.000	02/15/2040	1,265,586
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 2001 A (Baa2/A-)
6,350,000	2.600	11/01/2029	5,731,302
Memorial-Heights Redevelopment Authority RB for City of Houston Reinvestment Zone No. 5 Series 2021 (AGM) (NR/AA)
2,500,000	3.000	09/01/2043	1,981,109
1,500,000	3.000	09/01/2048	1,119,959
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (NR/BB-)(f)
5,575,000	4.625	10/01/2031	5,439,279
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
710,000	5.250	02/15/2030	718,138
405,000	5.375	02/15/2035	414,634
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (NR/BBB-)
710,000	5.000	09/15/2033	725,702
750,000	5.000	09/15/2034	765,903
790,000	5.000	09/15/2035	804,177
Montgomery County Toll Road Authority Senior Lien Toll Road RB Series 2018 (NR/BBB-)
1,650,000	5.000	09/15/2030	1,691,528
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (BB+/NR)(f)
1,585,000	4.000	08/15/2036	1,344,530
New Hope Cultural Education Facilities Finance Corp. Education Revenue Refunding Bonds for Jubilee Academic Center Series 2021 (Ba2/BB+)(f)
1,950,000	4.000	08/15/2041	1,519,384
New Hope Cultural Education Facilities Finance Corp. RB for CHF-Collegiate Housing College Station I LLC Series 2014 A (AGM) (A2/AA)
250,000	5.000	04/01/2046	251,419
New Hope Cultural Education Facilities Finance Corp. RB Refunding for Wichita Falls Retirement Foundation Obligated Group Series 2021 (NR/NR)
510,000	2.000	01/01/2026	465,245
1,200,000	4.000	01/01/2031	1,060,526
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR\NR)
1,500,000	4.000	11/01/2055	1,066,240
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/NR)
4,525,000	5.500	01/01/2057	3,270,591

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (NR/BBB-)(f)
335,000	4.000	08/15/2029	317,967
610,000	5.000	08/15/2039	593,353
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (ETM) (WR/NR)
765,000	5.000	04/01/2027	837,196
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (NR/NR)(b)
1,000,000	5.000	04/01/2024	1,022,560
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (ETM) (WR/NR)
320,000	4.000	04/01/2023	320,000
275,000	4.000	04/01/2024	278,207
365,000	4.000	04/01/2025	374,163
375,000	4.000	04/01/2026	390,610
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (WR/NR)(b)
250,000	5.000	04/01/2025	261,092
North Texas Municipal Water District Water System Revenue Refunding Bonds Series 2021A (Aa1/AAA)
5,125,000	5.000	09/01/2029	5,930,525
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (NR/NR)(b)(c)
1,000,000	0.000	09/01/2031	1,277,121
North Texas Tollway Authority RB for Second Tier Series 2021 B (A2/A)
1,725,000	4.000	01/01/2040	1,722,247
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A1/A+)
2,750,000	5.000	01/01/2038	2,925,357
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A2/A)
2,000,000	5.000	01/01/2032	2,159,469
1,500,000	5.000	01/01/2048	1,550,932
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A1/A+)(b)
6,000,000	6.500	01/01/2025	6,384,780
Pasadena Independent School District Variable Rate UT School Building Bonds (PSF-GTD) (AAA/NR)(a)(d)
3,280,000	1.500	08/15/2024	3,197,967
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)(f)
750,000	1.875	01/01/2026	684,685
550,000	2.000	01/01/2027	486,017
575,000	2.125	01/01/2028	492,122
800,000	2.250	01/01/2029	664,331
850,000	2.500	01/01/2030	692,771
800,000	2.625	01/01/2031	638,570

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – (continued)
Texas – (continued)
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (AMT) (NR/NR)(f)
$3,470,000		3.625%		01/01/2035		$2,792,463
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)(f)
3,690,000		6.000		01/01/2025		3,473,487
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)(f)
13,100,000		4.100		01/01/2028		10,564,418
Round Rock Independent School District GO Refunding Bonds Series 2019 A (PSF-GTD) (Aaa/NR)
3,000,000		4.000		08/01/2032		3,259,936
Royse City Special Assessment RB for Creekshaw Public Improvement District Improvement Area Project Series 2022 (NR/NR)(f)
234,000		4.875		09/15/2027		233,162
284,000		5.250		09/15/2032		284,694
590,000		5.875		09/15/2042		592,522
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)(f)
125,000		3.250		09/15/2024		122,180
355,000		3.625		09/15/2029		331,539
1,250,000		4.125		09/15/2039		1,123,623
Southwest Houston Redevelopment Authority RB for City of Houston TX Reinvestment Zone No. 20 Series 2020 (AGM) (NR/AA)
285,000		5.000		09/01/2027		308,320
335,000		5.000		09/01/2029		371,648
395,000		4.000		09/01/2032		424,501
395,000		4.000		09/01/2034		414,037
615,000		4.000		09/01/2036		631,455
1,040,000		2.625		09/01/2038		837,401
1,230,000		2.750		09/01/2039		991,596
1,200,000		2.750		09/01/2040		944,300
Spring Independent School District UT School Building Bonds Series 2023 (Aa2/AA-)
4,725,000		4.000		08/15/2052		4,619,760
State of Texas College Student Loan GO Unlimited Bonds Series 2019 (AMT) (Aaa/AAA)
5,905,000		5.000		08/01/2026		6,378,698
4,590,000		5.000		08/01/2027		5,060,422
5,010,000		5.000		08/01/2028		5,625,233
6,835,000		5.000		08/01/2029		7,727,229
Tarrant County Cultural Education Facilities Finance Corp. RB for Christus Health Series 2018B (A1/A+)
8,770,000		5.000		07/01/2035		9,500,431
Tarrant County Cultural Education Facilities Finance Corporation Christus Health Obligation Group RB Series 2018 B (A1/A+)
4,885,000		5.000		07/01/2036		5,250,700
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
2,200,000		4.250		08/15/2053		2,178,779

Municipal Bonds – (continued)
Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A2/A-)(e)
$3,570,000	(3M USD LIBOR + 0.70%) 3.960%		12/15/2026		$3,557,543
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A2/A-)
3,085,000	6.250		12/15/2026		3,246,171
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A2/A-)(e)
2,205,000	(SIFMA Municipal Swap Index Yield + 0.55%) 3.590		09/15/2027		2,169,038
Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (NR/BBB+)
500,000	5.000		12/15/2024		505,990
2,835,000	5.000		12/15/2025		2,883,923
8,740,000	5.000		12/15/2032		9,176,237
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A2/A-)(e)
65,740,000	(3M USD LIBOR + 0.69%) 3.902		09/15/2027		64,981,978
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (Baa2/NR)
10,000,000	5.000		12/31/2031		10,718,241
7,040,000	5.000		12/31/2032		7,531,863
7,030,000	5.000		12/31/2036		7,336,010
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (Baa3/NR)
14,005,000	5.000		06/30/2058		13,819,645
Texas Transportation Commission Central Texas Turnpike System RB 2nd Tier Revenue Refunding Bonds Series 2015-C (Baa1/A-)
1,495,000	5.000		08/15/2042		1,501,178
Texas Transportation Commission Central Texas Turnpike System RB Second Tier Revenue Refunding Bonds Series 2015-C (A-/ Baa1)
1,525,000	5.000		08/15/2028		1,551,673
The Lakes Fresh Water Supply District of Denton County UT Road Bonds Series 2022 (AGM) (Baa2/AA)
3,230,000	3.000		09/01/2047		2,407,540
Town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/NR)(f)
400,000	4.375		09/15/2027		391,143
445,000	4.750		09/15/2032		431,156
1,200,000	5.250		09/15/2042		1,149,210
Town of Little Elm Special Assessment RB for Spiritas East Public Improvement Project Series 2022 (NR/NR)(f)
139,000	3.250		09/01/2027		128,991
205,000	3.500		09/01/2032		175,850
Town of Little Elm Special Assessment RB for Valencia Public Improvement District Project Series 2022 (NR/NR)(f)
424,000	6.000		09/01/2027		430,795
712,000	6.125		09/01/2032		738,899

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR)(f)
$831,000	4.000%	09/01/2047	$683,992
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases 2-3 Project Series 2018 (NR/NR)(f)
50,000	4.750	09/01/2023	50,095
360,000	5.250	09/01/2028	369,565
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(f)
265,000	4.500	09/01/2027	265,553
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)(f)
868,000	5.375	09/01/2042	864,847
University Houston Consolidated RB Refunding Series 2017 C (Aa2/AA)
8,500,000	3.250	02/15/2041	7,376,724
University of Texas System Revenue Financing System RB Refunding Series 2017 C (Aaa/AAA)
1,500,000	5.000	08/15/2026	1,625,821
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
655,000	5.000	09/01/2031	708,926
950,000	3.000	09/01/2034	843,920
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
194,000	2.375	12/01/2025	180,657
308,000	2.875	12/01/2030	261,889
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2018 (NR/NR)
90,000	4.000	12/01/2023	89,841
520,000	4.250	12/01/2029	510,733
1,159,000	4.625	12/01/2035	1,123,148
1,604,000	5.000	12/01/2045	1,542,892
Westside 211 Special Improvement District Limited Ad Valorem Tax Subordinate Lien Sales Use Tax Road Bonds Series 2022 (Baa3/NR)
740,000	5.375	08/15/2042	764,263
1,000,000	5.625	08/15/2052	1,033,203
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (NR/NR)
325,000	3.000	08/15/2034	295,846
345,000	3.000	08/15/2036	297,697
745,000	3.000	08/15/2039	600,876

			660,396,339

Utah – 0.9%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)(f)
1,675,000	3.250	03/01/2031	1,485,275
1,875,000	3.500	03/01/2036	1,565,915
1,900,000	3.750	03/01/2041	1,513,800

Municipal Bonds – (continued)
Utah – (continued)
Jordan School District GO School Building Bonds Series 2019 B (SCH BD GTY) (Aaa/NR)
2,750,000	5.000	06/15/2027	3,049,166
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)(f)
3,875,000	5.250	02/01/2040	3,400,270
Salt Lake City Corporation Airport RB Series 2018 A (AMT) (A2/A)
3,110,000	5.000	07/01/2037	3,267,586
Salt Lake City International Airport RB Series 2018A (AMT) (A/A2)
7,350,000	5.250	07/01/2048	7,631,492
Salt Lake City International Airport RB Series 2018A (A2/A)
10,525,000	5.000	07/01/2036	11,116,283
5,000,000	5.000	07/01/2038	5,239,668
Salt Lake City International Airport RB Series 2021A (A2/A)
2,000,000	5.000	07/01/2046	2,094,966
1,000,000	4.000	07/01/2051	925,876
Salt Lake City Public Utilities RB Series 2022 (Aa1/AAA)
9,000,000	5.000	02/01/2052	9,917,925
Salt Lake City RB for International Airport Series 2018 A (AMT) (A2/A)
5,000,000	5.000	07/01/2029	5,408,322
5,500,000	5.000	07/01/2030	5,935,675
Utah Charter School Finance Authority Charter School RB for Beehive Science & Technology Academy Project Series 2021A (NR/NR)(f)
2,325,000	4.000	10/15/2041	1,798,218
Utah Charter School Finance Authority Charter School RB Series 2022A (BB+/NR)(f)
1,610,000	5.625	06/15/2042	1,576,565
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR\BB)(f)
500,000	4.000	07/15/2037	412,523
3,485,000	4.250	07/15/2050	2,644,268
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022B (NR\BB)(f)
125,000	5.750	07/15/2026	122,161
Utah Charter School Finance Authority RB for Bridge Elementary Project Series 2021A (NR/NR)(f)
890,000	4.000	06/15/2041	681,321
Utah Charter School Finance Authority RB Refunding for Summit Academy, Inc. Series 2019 A (UT CSCE) (NR/AA)
700,000	5.000	04/15/2039	731,980
625,000	5.000	04/15/2044	643,856
1,150,000	5.000	04/15/2049	1,175,798
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (Aa2/AA)(b)
3,065,000	4.000	06/15/2025	3,172,604

			75,511,513

Vermont – 0.1%
University of Vermont State Agricultural College GO Bonds Series 2017 (A+/Aa3)
1,290,000	5.000	10/01/2043	1,357,102

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Vermont – (continued)
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
$745,000	5.000%	05/01/2025	$745,697
585,000	5.000	05/01/2026	584,977
Vermont Economic Development Authority Solid Waste Disposal RB for Casella Waste System Project Series 2022 (B/NR)(a)(d)(f)
2,175,000	5.000	06/01/2027	2,138,067

			4,825,843

Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (NR/NR)(f)
4,700,000	5.000	10/01/2039	3,714,964
Virgin Islands Public Finance Authority RB Series 2014 A (AGM-CR) (A2/AA)(f)
5,000,000	5.000	10/01/2034	5,091,665

			8,806,629

Virginia – 1.5%
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (NR/NR)(b)
1,250,000	4.000	10/01/2024	1,292,794
Fairfax County Public Improvement Bonds Series 2022A (ST AID WITHHLDG) (Aaa/AAA)
2,500,000	4.000	10/01/2025	2,597,645
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (NR/BBB-)
3,000,000	5.000	01/01/2040	3,006,943
Halifax County IDA Recovery Zone Facility RB Series 2010A (NON-AMT) (A2\BBB+)(a)(d)
4,375,000	1.650	05/31/2024	4,256,679
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+)
350,000	5.000	04/01/2027	369,520
350,000	5.000	04/01/2028	373,463
405,000	5.000	04/01/2029	436,122
350,000	5.000	04/01/2030	378,988
650,000	5.000	04/01/2031	701,862
265,000	5.000	04/01/2032	285,073
570,000	5.000	04/01/2033	610,831
345,000	5.000	04/01/2034	368,373
775,000	5.000	04/01/2035	821,588
375,000	5.000	04/01/2036	394,292
905,000	5.000	04/01/2037	942,295
410,000	4.000	04/01/2039	380,780
265,000	4.000	04/01/2040	242,971
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B3/B-)
8,860,000	6.706	06/01/2046	8,211,989
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)(g)
122,865,000	0.000	06/01/2047	30,860,911

Municipal Bonds – (continued)
Virginia – (continued)
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (NR/CCC-)(g)
13,500,000	0.000	06/01/2047	3,282,337
Town of Louisa IDA Pollution Control Refunding RB Series 2008A (BBB+/A)(a)(d)
1,000,000	1.900	06/01/2023	996,750
University of Virginia Rector & Visitors General Revenue Pledge Refunding Bonds Series 2015A (Aaa/AAA)
20,705,000	5.000	04/01/2045	21,444,169
Virginia College Building Authority Educational Facilities RB for Regent University Project Series 2021 (NR/BBB)
250,000	5.000	06/01/2024	252,896
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB-)
300,000	5.000	06/01/2028	314,241
325,000	5.000	06/01/2029	342,240
300,000	5.000	06/01/2031	318,151
850,000	4.000	06/01/2036	795,567
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (Aa1/AA+)
2,445,000	1.400	12/01/2023	2,419,973
Virginia Housing Development Authority RB Series 2019 E (Aa1/AA+)
5,000,000	3.100	12/01/2045	4,038,189
Virginia Port Authority Commonwealth Port Fund RB Series 2015 (Aa1/AA+)(b)
3,000,000	5.000	07/01/2025	3,121,286
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (WR/A)(b)
2,750,000	5.000	07/01/2025	2,861,179
Virginia Port Authority Port Facilities Revenue Refunding Bonds Series 2015A (NR/NR)(b)
2,000,000	5.000	07/01/2025	2,080,857
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (Baa3/NR)
2,835,000	5.000	12/31/2056	2,758,208
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (AMT) (NR\BBB-)
5,700,000	4.000	01/01/2048	4,937,958
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (NR/NR)
1,875,000	5.000	12/31/2052	1,898,265
Virginia Small Business Financing Authority Solid Waste Disposal RB Series 2018 (B/NR)(a)(d)(f)
300,000	5.000	07/01/2038	273,637
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (NR/NR)
5,165,000	5.000	12/31/2049	5,089,660
4,950,000	5.000	12/31/2052	4,851,978
York County Economic Development Authority Pollution Control Refunding RB Series 2009A (NON-AMT) (BBB+/A)(a)(d)
3,200,000	1.900	06/01/2023	3,189,601

			121,800,261

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – 2.0%
City of Seattle Drainage and Wastewater System Improvement and Refunding RB Series 2022 (AA+/Aa1)
$2,525,000	4.000%	09/01/2036	$2,696,949
2,590,000	4.000	09/01/2037	2,732,857
City of Seattle Limited Tax GO Improvement & Refunding Bonds Series 2015 A (Aaa/AAA)
5,000,000	5.000	06/01/2026	5,260,897
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (Aa2/AA)
3,340,000	4.000	01/01/2033	3,526,902
6,715,000	4.000	01/01/2034	7,047,209
11,655,000	4.000	01/01/2043	11,693,590
City of Seattle RB Refunding for Drainage & Wastewater Series 2014 (Aa1/AA+)
13,715,000	4.000	05/01/2044	13,719,767
City of Seattle RB Refunding for Drainage & Wastewater Series 2017 (Aa1/AA+)
6,555,000	4.000	07/01/2035	6,774,249
Energy Northwest Columbia Generating Station Electric Revenue Refunding Bonds Series 2021-A (Aa2/AA-)
8,830,000	4.000	07/01/2042	8,853,075
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (AMT) (NR/BB)
8,685,000	5.000	04/01/2030	8,688,496
Port of Seattle Intermediate Lien RB Series 2017C (A1/AA-)
4,740,000	5.000	05/01/2042	4,900,340
Port of Seattle Intermediate Lien RB Series 2019 (A1/AA-)
7,000,000	5.000	04/01/2039	7,374,997
Port of Seattle Intermediate Lien RB Series 2019 (AMT) (A1/A+)
2,500,000	5.000	04/01/2038	2,650,250
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2021C (A1\A+)
10,000,000	4.000	08/01/2041	9,581,667
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2022B (AMT) (A1/AA-)
3,000,000	5.500	08/01/2047	3,282,125
Port of Seattle RB Refunding for Intermediate Lien Series 2021 C (AMT) (A1/A+)
9,000,000	5.000	08/01/2039	9,746,771
State of Washington GO Bonds Various Purpose Series 2014 D (Aaa/AA+)
14,430,000	5.000	02/01/2026	14,699,672
State of Washington Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2015B (AA+/Aaa)
2,710,000	5.000	07/01/2025	2,788,396
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-1 (Baa1/A-)
1,000,000	4.000	08/01/2044	914,609
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
1,200,000	5.000	08/01/2036	1,276,969
1,855,000	5.000	08/01/2037	1,959,121
2,000,000	5.000	08/01/2038	2,104,224

Municipal Bonds – (continued)
Washington – (continued)
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
1,665,000	5.000	08/01/2035	1,788,706
3,820,000	5.000	08/01/2036	4,065,019
Washington Health Care Facilities Authority RB Refunding for Providence St. Joseph Health Obligated Group Series 2021 B (Aa3/AA-)(a)(d)
3,500,000	4.000	10/01/2030	3,661,232
Washington Healthcare Facilities Authority RB Series 2019B-1 (A-/BBB+)(a)(d)
8,500,000	5.000	08/01/2024	8,620,459
Washington Higher Education Facilities Authority RB for Seattle University Series 2020 (NR/A)
1,000,000	4.000	05/01/2045	949,675
Washington State Convention Center Public Facilities District RB Series 2018 (Baa1/BBB-)
320,000	5.000	07/01/2029	338,388
6,825,000	5.000	07/01/2048	6,812,964
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (NR/NR)(f)
745,000	5.000	01/01/2034	641,824
1,400,000	5.000	01/01/2039	1,135,271
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (Aaa/AA+)(g)
6,855,000	0.000	06/01/2028	5,950,518

			166,237,188

West Virginia – 0.5%
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (NR/BBB-)
770,000	3.000	03/01/2035	672,494
2,165,000	3.000	03/01/2037	1,751,601
625,000	3.250	03/01/2041	477,234
State of West Virginia GO Bonds Series 2018 B (Aa2/AA-)
8,490,000	5.000	06/01/2035	9,398,734
State of West Virginia GO State Road Bonds Series 2019 A (Aa2/AA-)
250,000	5.000	06/01/2035	281,675
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (AMT) (B2/B)(a)(d)
1,575,000	5.000	07/01/2025	1,573,228
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-)(a)(d)
9,150,000	3.000	06/18/2027	8,935,743
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (Baa1/BBB+)
770,000	5.000	01/01/2033	814,616
910,000	5.000	01/01/2034	959,146
1,095,000	5.000	01/01/2035	1,146,881
2,330,000	5.000	01/01/2036	2,421,661

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
West Virginia – (continued)
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (Baa1/NR)
$2,325,000	5.000%	09/01/2029	$2,546,796
2,645,000	5.000	09/01/2030	2,870,870
2,100,000	5.000	09/01/2031	2,273,810
1,700,000	5.000	09/01/2032	1,837,862

			37,962,351

Wisconsin – 1.2%
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)(f)
800,000	5.875	06/01/2052	781,925
Public Finance Authority Charter School RB Series 2021A (NR/NR)(f)
165,000	4.250	06/15/2031	146,406
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)(f)
1,060,000	5.375	06/15/2042	1,024,811
Public Finance Authority Education RB Series 2022 (NR\NR)(f)
900,000	5.000	01/01/2042	825,033
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (Baa3/BBB)
1,000,000	4.300	11/01/2030	972,858
Public Finance Authority RB for Appalachian Regional Healthcare System Obligated Group Series 2021 A (NR/BBB)
265,000	5.000	07/01/2035	286,132
310,000	5.000	07/01/2036	331,375
265,000	5.000	07/01/2037	280,309
310,000	5.000	07/01/2038	325,671
310,000	5.000	07/01/2039	324,224
285,000	5.000	07/01/2040	296,542
310,000	5.000	07/01/2041	322,232
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A2/AA)
220,000	4.000	07/01/2026	227,120
220,000	4.000	07/01/2027	229,080
220,000	4.000	07/01/2028	231,230
220,000	4.000	07/01/2029	229,503
265,000	4.000	07/01/2030	276,199
355,000	4.000	07/01/2031	368,063
420,000	4.000	07/01/2032	434,917
175,000	4.000	07/01/2033	180,437
130,000	4.000	07/01/2034	133,557
155,000	4.000	07/01/2035	157,928
220,000	4.000	07/01/2036	222,205
220,000	4.000	07/01/2037	221,543
265,000	4.000	07/01/2038	266,151
265,000	4.000	07/01/2039	265,285
265,000	4.000	07/01/2040	263,140
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba1/NR)(f)
1,760,000	5.000	12/01/2035	1,640,810
1,950,000	5.000	12/01/2045	1,637,887
Public Finance Authority RB for Coral Academy Of Science Las Vegas Series 2021 A (NR/BBB-)
875,000	4.000	07/01/2041	767,957
1,000,000	4.000	07/01/2051	818,968

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (Ba1/NR)(f)
470,000	4.000	06/15/2030	446,219
815,000	5.000	06/15/2040	779,591
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(f)
1,650,000	4.000	03/01/2030	1,493,343
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-1 (NR/NR)*(f)
24,345	5.500	12/01/2048	7,547
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-2 (NR/NR)*(f)
51,733	7.250	12/01/2048	16,037
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)(f)
6,950,000	5.625	06/01/2050	5,633,381
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)(f)
7,575,000	6.500	06/01/2045	6,020,671
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
500,000	5.200	12/01/2037	513,864
Public Finance Authority RB for Providence St. Joseph Health Obligated Group Series 2021 (Aa3/AA-)(a)(d)
2,900,000	4.000	10/01/2030	3,019,898
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB+)(f)
2,470,000	6.000	07/01/2031	2,162,056
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (NR/BB)(f)
325,000	3.000	04/01/2025	312,228
500,000	5.000	04/01/2030	506,470
Public Finance Authority RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)(f)
1,180,000	4.500	01/01/2035	1,066,473
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A3/A)
750,000	5.000	01/01/2029	820,404
1,000,000	5.000	01/01/2030	1,105,678
1,400,000	5.000	01/01/2032	1,535,458
950,000	5.000	01/01/2033	1,038,213
900,000	5.000	01/01/2036	961,991
500,000	5.000	01/01/2037	529,578
1,400,000	5.000	01/01/2039	1,462,905
500,000	5.000	01/01/2040	519,178
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)(f)
370,000	5.000	06/01/2029	367,077
710,000	5.000	06/01/2039	660,042
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
1,000,000	4.000	01/01/2030	949,346
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)(f)
505,000	4.000	09/01/2029	446,707
770,000	5.000	09/01/2039	646,925

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB+)(f)
$5,900,000	4.500%	07/01/2048	$4,596,914
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)(f)
2,770,000	6.125	10/01/2049	2,539,012
Public Finance Authority RB Refunding for Waste Management, Inc. Project Series 2016 A-2 (AMT) (NR/A-/A-2)
2,000,000	2.875	05/01/2027	1,897,335
Public Finance Authority Retirement Communities RB for Acts Retirement-Life Communities Obligated Group Series 2020A (NR/NR)
3,000,000	5.000	11/15/2041	2,901,042
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (NR/NR)
425,000	5.000	11/15/2044	402,926
570,000	5.000	11/15/2049	529,625
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (NR/BBB+)
6,000,000	5.250	07/01/2028	6,005,799
Public Finance Authority Senior Living Revenue Refunding Bonds for Fellowship Senior Living Project Series 2019A (NR/NR)
8,955,000	4.000	01/01/2052	6,876,907
Public Finance Authority Student Housing RB Series 2021A-1 (NR/NR)(f)
630,000	4.000	07/01/2041	523,275
2,725,000	4.000	07/01/2051	2,065,831
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (Baa3/NR)(g)
9,170,000	0.000	12/15/2027	6,932,436
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (NR/BBB)
350,000	4.000	03/15/2030	350,214
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR)
1,185,000	3.000	02/01/2042	916,406
390,000	4.000	02/01/2045	355,603
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
520,000	3.000	12/01/2031	447,611
775,000	4.000	12/01/2041	599,435
Wisconsin Health & Educational Facilities Authority Refunding RB Series 2021B (NR/BBB-)
475,000	4.000	09/15/2036	415,721
460,000	4.000	09/15/2041	384,882
425,000	4.000	09/15/2045	339,634
Wisconsin Health & Educational Facilities Authority Refunding RB Series 2022 (NR/BBB-)
700,000	4.000	09/15/2036	603,515
680,000	4.000	09/15/2041	558,565
575,000	4.000	09/15/2045	450,225
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3\AA)(e)
2,775,000	(SIFMA Municipal Swap Index Yield + 0.18%) 3.220	07/01/2026	2,684,670

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Housing & Economic Development Authority Home Ownership RB 2021 Series D (GNMA/FHLMC/FNMA COLL) (AA/NR)(e)
5,500,000	(SIFMA Municipal Swap Index Yield + 0.15%) 3.190	12/02/2024	5,474,906
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022A (NR/(P)BBB-)
3,800,000	5.000	02/01/2042	3,865,020
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2018 A (NR/NR)(b)
250,000	4.000	09/15/2023	251,374
365,000	4.000	09/15/2023	367,006

			100,846,667

Wyoming – 0.2%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A3/A)
18,675,000	3.625	07/15/2039	16,950,011

TOTAL MUNICIPAL BONDS
(Cost $8,195,033,438)			$7,902,469,168

Corporate Bonds – 0.5%
Healthcare – Services – 0.1%
Prime Healthcare Foundation Inc Series (NR/NR)
$4,975,000	7.000%	12/01/27	$4,977,213
Toledo Hospital RB Series 2022 B (Ba2/BB)
1,895,000	5.325	11/15/28	1,573,927
Tower Health Series (BB-/NR)
6,130,000	4.451	02/01/50	2,666,550

			9,217,690

Real Estate – 0.4%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)(j)
3,008,876	9.750	12/01/39	2,935,790
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)(f)(j)
1,745,923	9.750	12/01/39	1,703,514
Benloch Ranch Improvement Association No. 2 (NR/NR)(f)(j)
14,700,000	10.000	12/01/51	13,545,903
Brixton Park Improvement Association No. 1 Series (NR/NR)(f)(j)
16,042,697	6.875	12/01/51	14,022,601

			32,207,808

TOTAL CORPORATE BONDS
(Cost $45,762,319)			$41,425,498

TOTAL INVESTMENTS – 97.5%
(Cost $8,240,795,757)			$7,943,894,666

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%			205,004,339

NET ASSETS – 100.0%			$8,148,899,005

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2023. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(c)	Zero coupon bond until next reset date.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rates disclosed is that which is in effect on March 31, 2023.

(e)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	When-issued security.

(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	—Asset-Backed Security
AGC	—Insured by Assured Guaranty Corp.
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax (subject to)
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. Insured Custodial Receipts
CFD	—Community Facilities District
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
HUD SECT 8	—Hud Section 8
IDA	—Industrial Development Agency
LIBOR	—London Interbank Offered Rates
LP	—Limited Partnership
LT	—Limited Tax
MTA	—Metropolitan Transportation Authority
MUN GOVT GTD	—Municipal Government Guaranteed NATL
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Bond Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FED	—School Board Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—Securities Industry and Financial Markets Association
SONYMA	—State of New York Mortgage Agency
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
TCRS	—Transferable Custody Receipts
USD	—United States Dollar
UT	—Unlimited Tax
UPMC	—University of Pittsburgh Medical Center
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2023

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – 96.2%
Alabama – 1.9%
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (NR/NR)(a)(h)
$1,275,000		4.000%		12/01/2025		$1,267,962
Black Belt Energy Gas District Gas Project RB Series 2022C-1 (NR/NR)(a)(h)
5,000,000		5.250		06/01/2029		5,266,507
Black Belt Energy Gas District Gas Supply RB Series 2021A (NR/NR)(a)(h)
9,000,000		4.000		12/01/2031		8,867,491
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 A (NR/NR)(b)(c)
5,720,000		6.000		07/01/2025		6,128,879
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 B (NR/NR)(b)(c)
2,880,000		8.000		07/01/2025		3,036,300
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B1/BB-)
20,850,000		5.750		10/01/2049		21,256,460
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (A2/AA) (d)
5,750,000		0.000		10/01/2038		5,912,882
6,000,000		0.000		10/01/2042		6,160,389
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
8,300,000		6.000		10/01/2042		8,799,721
19,850,000		7.000		10/01/2051		21,136,379
69,020,000		6.500		10/01/2053		73,309,248
Midcity Improvement District Special Assessment RB Series 2022 (NR\NR)
1,085,000		4.500		11/01/2042		865,967
1,000,000		4.750		11/01/2049		778,865
Sumter County IDA Exempt Facilities RB for Enviva Project Series 2022 (NR/B+)(a)(h)
12,400,000		6.000		07/15/2032		11,162,909

						173,949,959

Alaska – 0.2%
Municipality of Anchorage 2020 Port RB Series A (NR/A)
7,765,000		5.000		12/01/2050		7,919,232
Municipality of Anchorage Solid Waste Services Revenue Refunding Bonds 2022 Series A (NR/AA)
5,000,000		4.000		11/01/2052		4,735,893
Northern Tobacco Securitization Corp. Tobacco Settlement Asset Back Bonds Series 2021 (NR/NR)(e)
19,470,000		0.000		06/01/2066		2,440,603

						15,095,728

American Samoa – 0.0%
American Samoa Economic Development Authority General RB Series 2021A (Ba3/NR)(c)
1,375,000		5.000		09/01/2038		1,371,050
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)(c)
1,800,000		3.720		09/01/2027		1,624,301

						2,995,351

Municipal Bonds – (continued)
Arizona – 1.7%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)(f)
44,820,000	(3M USD LIBOR + 0.81%) 4.278		01/01/2037		42,005,295
Arizona IDA Education RB for Academies of Math & Science Projects Series 2023 (NR/BB+)(c)
900,000	5.375		07/01/2053		860,472
1,000,000	5.500		07/01/2058		955,074
Arizona IDA Education RB for Benjamin Franklin Charter School Projects Series 2023A (Ba1/NR)(c)
1,000,000	5.250		07/01/2053		938,120
1,000,000	5.500		07/01/2058		950,767
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/NR)(c)
17,000,000	6.500		11/01/2053		16,303,801
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
665,000	4.000		07/01/2047		610,104
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (NR/A)
1,500,000	4.000		11/01/2049		1,333,236
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC+)
1,000,000	5.000		01/01/2043		657,449
5,250,000	4.500		01/01/2049		2,981,927
3,300,000	5.000		01/01/2054		1,998,094
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC+)
275,000	5.000		01/01/2037		169,780
200,000	5.000		01/01/2038		121,010
650,000	5.000		01/01/2043		363,574
3,450,000	5.000		01/01/2049		1,853,124
1,100,000	5.125		01/01/2054		570,518
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (Baa3/NR)
1,000,000	5.000		05/01/2038		718,276
2,780,000	5.000		05/01/2043		1,906,182
3,450,000	5.000		05/01/2048		2,259,191
2,000,000	5.000		05/01/2051		1,288,868
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)(c)
925,000	4.000		12/15/2041		738,238
2,115,000	4.000		12/15/2051		1,536,815
Arizona Industrial Development Authority RB Refunding for Doral Academy of Northern Nevada Obligated Group Series 2021 A (Ba1/NR)(c)
470,000	4.000		07/15/2051		352,006
445,000	4.000		07/15/2056		323,876
Arizona Industrial Development Authority RB Refunding for Pinecrest Academy of Nevada Series 2020 A-1 (NR/BB+)(c)
10,845,000	5.000		07/15/2053		9,740,728
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (A1/A)
1,625,000	3.000		07/01/2049		1,250,367

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A1/A)
$2,710,000	3.250%	07/01/2049	$2,113,748
County of Maricopa IDA Education RB Series 2021A (BB+/NR)(c)
2,500,000	4.000	07/01/2056	1,797,171
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (BB+/NR)(c)
3,400,000	3.500	07/01/2044	3,390,190
County of Maricopa IDA Exempt Facilities RB for Commercial Metals Company Project Series 2022 (Ba2\BB+)(c)
8,225,000	4.000	10/15/2047	6,796,060
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022A (NR/NR)(c)
4,500,000	6.875	11/15/2052	4,564,256
2,750,000	7.000	11/15/2057	2,788,072
Equitable School Revolving Fund National Charter School Revolving Loan Fund RB (A/NR)
4,325,000	4.000	11/01/2051	3,805,781
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
625,000	3.500	07/01/2029	567,083
595,000	4.100	07/01/2034	540,245
1,848,000	4.750	07/01/2043	1,617,236
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
6,600,000	5.000	05/15/2056	5,483,292
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)*(c)
3,100,000	6.000	08/01/2028	1,395,000
16,130,000	6.250	08/01/2040	7,258,500
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB)
580,000	4.000	02/15/2051	475,636
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (NR/BB)(c)
700,000	5.000	07/01/2050	633,463
1,340,000	5.000	07/01/2054	1,184,278
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(c)
1,885,000	5.250	10/01/2040	1,861,641
1,885,000	5.500	10/01/2051	1,871,576
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
1,500,000	5.000	07/01/2049	1,535,408
1,650,000	5.000	07/01/2054	1,682,460
Maricopa County Pollution Control Corp Pollution Control Revenue Refunding Bonds Series A (A-/BBB+)
4,700,000	2.400	06/01/2035	3,722,819
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)(c)
250,000	5.500	05/01/2040	233,959
950,000	5.750	05/01/2050	884,801

Municipal Bonds – (continued)
Arizona – (continued)
Tempe Industrial Development Authority RB for Tempe Life Care Village Obligated Group Series 2019 (NR/NR)
1,520,000	5.000	12/01/2050	1,273,029
1,900,000	5.000	12/01/2054	1,562,798
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (Baa3/NR)
850,000	5.000	07/01/2037	862,848
1,000,000	5.000	07/01/2042	1,004,957

			153,693,199

Arkansas – 0.2%
Arkansas Development Finance Authority Environmental Improvement RB Series 2022 (AMT) (NR/BB-)(c)
7,575,000	5.450	09/01/2052	7,541,572
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (NR/A)
5,370,000	3.200	12/01/2049	4,030,156
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
1,300,000	4.250	07/01/2041	1,179,458
775,000	3.500	07/01/2046	523,553
500,000	4.000	07/01/2052	405,940
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
5,090,000	3.500	07/01/2038	5,035,933

			18,716,612

California – 10.1%
ABC Unified School District GO Bonds Series 2001 C (NATL) (Aa2/AA-)(e)
1,600,000	0.000	08/01/2026	1,457,792
Alameda Corridor Transportation Authority Convertible Capital Appreciation Bonds Series 2022A (A3/A-)(d)
1,850,000	0.000	10/01/2047	951,280
1,850,000	0.000	10/01/2048	945,707
2,300,000	0.000	10/01/2049	1,169,819
1,375,000	0.000	10/01/2050	696,212
Alameda Corridor Transportation Authority Convertible Capital Appreciation Bonds Series 2022A (AGM) (A3/A-)(d)
3,225,000	0.000	10/01/2051	1,634,143
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (Aa2/AA)(e)
4,995,000	0.000	08/01/2037	2,965,545
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (A2/AA)(e)
1,850,000	0.000	08/01/2036	1,065,398
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (A2/AA)(e)
1,055,000	0.000	08/01/2025	985,795
California Community Choice Financing Authority Clean Energy Project RB Series 2023B (NR/NR)(a)(h)
26,175,000	5.000	08/01/2029	27,515,851

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (NR/BB)
$2,755,000	5.250%	05/01/2048	$2,789,116
2,850,000	5.250	05/01/2053	2,875,082
California Community College Financing Authority Student Housing RB for Napa Valley College Project Series 2022A (NR/NR)(c)
5,775,000	5.750	07/01/2060	5,406,208
California Community Housing Agency Aster Apartments RB Series 2021 A-1 (NR/NR)(c)
2,875,000	4.000	02/01/2056	2,338,258
California Community Housing Agency Essential Housing Junior RB Series 2021A-2 (NR/NR)(c)
2,300,000	4.000	08/01/2050	1,730,599
California Community Housing Agency Essential Housing RB Series 2021A-1 (NR/NR)(c)
1,825,000	3.000	02/01/2057	1,169,986
California Community Housing Agency RB Series 2021A-1 Senior Bonds (NR/NR)(c)
6,450,000	4.000	02/01/2056	5,228,520
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-2 (NR/NR)(e)
12,620,000	0.000	06/01/2055	2,554,163
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
1,350,000	5.000	06/01/2050	1,355,024
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
730,000	5.000	06/01/2049	733,780
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(e)
7,375,000	0.000	06/01/2055	1,492,627
California County Tobacco Securitization Agency RB Refunding Series 2020 A (NR/BBB+)
875,000	4.000	06/01/2049	811,769
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB-)
485,000	5.000	06/01/2049	487,091
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)(e)
127,560,000	0.000	06/01/2055	21,460,529
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)(e)
145,220,000	0.000	06/01/2055	16,754,787
California Enterprise Development Authority RB Refunding for Rocklin Academy Obligated Group Series 2021 A (NR/BB+)(c)
595,000	4.000	06/01/2061	432,560
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A1/AA)
1,500,000	5.000	02/01/2042	1,555,360

Municipal Bonds – (continued)
California – (continued)
California Infrastructure & Economic Development Bank Brightline West Passenger Rail Project Series RB Series 2020A-1 (NR/NR)(c)
900,000	5.000	01/01/2055	692,087
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A-2 (NR/NR)(a)(h)(c)
13,675,000	7.750	11/01/2023	13,658,594
California Infrastructure & Economic Development Bank RB for Clean Water & Drinking Water State Fund Series 2023 (Aaa/AAA)
14,620,000	4.000	10/01/2041	15,048,408
California Municipal Finance Authority Charter School Leave Revenue Refunding Bonds Series 2022 (BB+/NR)
750,000	5.000	07/01/2052	684,558
3,725,000	5.000	07/01/2062	3,286,112
California Municipal Finance Authority Community Facilities District Special Tax Bonds for City of Chula Vista Series 2022 (NR/NR)
2,750,000	5.000	09/01/2052	2,772,927
5,250,000	5.000	09/01/2057	5,288,127
California Municipal Finance Authority RB for CHF-Riverside II LLC UCR North District Phase 1 Student Housing Project Series 2019 (Baa3/NR)
1,400,000	5.000	05/15/2049	1,393,855
950,000	5.000	05/15/2052	939,885
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/A-)
5,600,000	5.000	02/01/2042	5,792,601
13,875,000	5.000	02/01/2047	14,318,990
California Municipal Finance Authority RB for P3 Claremont Holdings LLC Series 2020 A (NR/NR)(c)
1,135,000	5.000	07/01/2052	1,013,602
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
1,510,000	4.000	07/01/2051	1,273,913
1,035,000	4.000	07/01/2055	849,780
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
250,000	5.000	10/01/2034	263,668
250,000	5.000	10/01/2036	260,365
300,000	5.000	10/01/2037	310,933
300,000	5.000	10/01/2038	310,373
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)(c)
1,090,000	5.000	10/01/2049	978,125
1,740,000	5.000	10/01/2054	1,537,363
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
7,395,000	5.000	12/31/2043	7,489,125
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (B+/NR)
7,300,000	4.000	07/15/2029	7,078,508

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(c)
$5,765,000	6.750%	12/01/2028	$4,211,657
45,930,000	7.500	12/01/2040	30,724,258
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2012 (NR/NR)(c)
1,325,000	5.000	07/01/2037	1,325,277
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (NR/NR)(c)
2,355,000	5.000	07/01/2036	2,492,254
1,980,000	5.000	07/01/2037	2,076,973
1,500,000	5.000	07/01/2038	1,565,912
1,200,000	5.000	11/21/2045	1,214,305
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)(c)
15,850,000	5.000	11/21/2045	15,966,729
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(c)
1,540,000	5.000	06/15/2050	1,415,632
1,030,000	5.000	06/15/2055	935,361
California Public Finance Authority Senior Living Revenue Refunding Bonds for Enso Village Project Series 2021B1 (NR/NR)(c)
900,000	3.125	05/15/2029	829,466
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (BB-/NR)(c)
4,605,000	6.375	04/01/2062	4,616,525
California School Finance Authority Charter School RB for Classical Academies Oceanside Project Series 2022A (BBB-/NR)(c)
2,055,000	5.000	10/01/2052	2,066,132
3,250,000	5.000	10/01/2061	3,237,793
California School Finance Authority Charter School RB for Classical Academies Vista Project Series 2021 (NR/BBB-)(c)
1,450,000	4.000	10/01/2046	1,247,576
California School Finance Authority Charter School RB for Hawking Steam Charter School Project Series 2022 (NR/BB+)(c)
1,055,000	5.250	07/01/2052	1,010,853
745,000	5.375	07/01/2056	720,861
1,525,000	5.500	07/01/2062	1,491,268
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)(c)
1,800,000	6.500	06/01/2062	1,837,241
California School Finance Authority Charter School RB for River Springs Charter School Series 2022A (NR/BB)(c)
1,330,000	5.000	07/01/2052	1,136,227
4,190,000	5.000	07/01/2061	3,472,847

Municipal Bonds – (continued)
California – (continued)
California School Finance Authority Charter School RB for Valley International Prepatory High School Project Series 2022A (NR\NR)(c)
1,230,000	5.250	03/01/2062	958,801
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)(c)
3,300,000	5.000	10/01/2050	3,317,703
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)(c)
1,300,000	5.000	07/01/2050	1,193,236
2,000,000	5.000	07/01/2058	1,790,866
California School Finance Authority RB for iLEAD Lancaster Series 2021 A (ST INTERCEPT) (ST INTERCEPT) (NR/NR)(c)
600,000	5.000	06/01/2051	545,305
1,220,000	5.000	06/01/2061	1,068,942
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (NR/BB+)(c)
820,000	5.000	07/01/2045	770,689
1,240,000	5.000	07/01/2055	1,129,425
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 A (NR/NR)(c)
600,000	4.000	06/01/2041	499,851
700,000	4.000	06/01/2051	534,880
1,220,000	4.000	06/01/2061	885,478
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 A (NR/BB+)(c)
2,420,000	5.000	07/01/2059	2,328,962
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 B (NR/BB+)(c)
975,000	4.000	07/01/2045	814,191
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2016A (NR/BB-)(c)
4,600,000	5.000	12/01/2041	4,559,924
10,030,000	5.250	12/01/2056	9,748,336
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
730,000	5.000	09/01/2030	757,449
785,000	5.000	09/01/2037	803,866
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)(c)
2,880,000	7.250	09/01/2050	2,836,834
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
3,245,000	4.000	09/01/2051	2,793,293
California Statewide Communities Development Authority Community Facilities District Special Tax Bonds Series 2022 (NR/NR)
4,500,000	5.000	09/01/2052	4,540,898
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
1,495,000	5.000	09/02/2038	1,565,074
575,000	5.000	09/02/2043	592,509
1,785,000	5.000	09/02/2048	1,825,492

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
$1,345,000	5.000%	09/02/2039	$1,419,109
895,000	5.000	09/02/2044	928,515
945,000	5.000	09/02/2048	971,986
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 B (NR/NR)
950,000	5.000	09/02/2039	965,790
1,080,000	5.000	09/02/2044	1,085,583
1,570,000	5.000	09/02/2049	1,563,115
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)(c)
375,000	5.000	06/01/2034	370,245
475,000	5.000	06/01/2039	460,629
1,340,000	5.000	06/01/2051	1,233,740
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/2043	1,880,725
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (NR/BB-)(c)
10,095,000	5.500	12/01/2058	10,090,863
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2014A (NR/BB)
14,750,000	5.250	12/01/2044	14,778,072
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2016A (NR/BB)(c)
2,080,000	5.000	12/01/2046	1,977,860
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/BBB+)
3,000,000	4.000	08/01/2045	2,676,651
California Statewide Communities Development Authority RB for Marin General Hospital Series 2018A (NR/BBB)
500,000	5.000	08/01/2037	520,463
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (NR/B)(c)
2,350,000	5.250	07/01/2039	2,248,317
3,125,000	5.250	07/01/2049	2,835,979
1,450,000	5.250	07/01/2052	1,302,611
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(c)
935,000	5.000	11/01/2032	957,987
1,875,000	5.000	11/01/2041	1,865,948
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
1,200,000	5.000	04/01/2047	1,224,937
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB-)
14,990,000	5.500	12/01/2054	15,000,034

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,230,000	4.000	09/02/2050	1,084,135
945,000	5.000	09/02/2050	965,655
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
2,135,000	5.000	09/02/2038	2,235,073
2,500,000	5.000	09/02/2048	2,555,507
California Statewide Communities Development Authority Special Assessment Series 2021 A (NR/NR)
1,990,000	4.000	09/02/2051	1,618,753
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
1,525,000	5.250	09/01/2052	1,544,377
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
3,750,000	5.000	05/15/2042	3,794,043
7,825,000	5.000	05/15/2047	7,874,527
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)(e)
36,600,000	0.000	06/01/2046	5,566,245
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL) (Baa2/NR)(e)
7,000,000	0.000	09/01/2033	4,805,983
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
190,000	3.000	09/01/2037	159,379
195,000	3.000	09/01/2038	160,235
205,000	3.000	09/01/2039	165,831
210,000	3.000	09/01/2040	165,121
715,000	3.125	09/01/2044	548,152
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
925,000	4.000	09/01/2051	801,328
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)(c)
1,500,000	4.000	09/01/2051	1,237,396
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
1,050,000	5.000	09/01/2053	1,022,404
City of Calimesa CA Community Facilities District No. 2018-1 Special Tax Series 2020 (NR/NR)
865,000	4.000	09/01/2045	778,631
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
515,000	4.000	09/01/2040	482,557
1,500,000	4.000	09/01/2045	1,344,483
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
2,700,000	5.375	09/01/2052	2,806,397
City of Dublin Community Facilities District No. 2015-1 Special Tax Bonds for Improvement Area No. 3 Series 2021 (NR/NR)
740,000	4.000	09/01/2051	631,953

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)(c)
$2,850,000	5.000%	09/01/2050	$2,917,651
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/2045	3,038,055
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series F (Aa3/AA-)
4,500,000	4.000	05/15/2049	4,296,129
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)(g)
450,000	4.125	05/15/2043	438,790
2,740,000	5.250	05/15/2048	2,976,533
City of Oroville RB for Oroville Hospital Series 2019 (NR/B+)
1,900,000	5.250	04/01/2034	1,885,268
3,565,000	5.250	04/01/2039	3,494,742
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Refunding Bonds Series 2021 (NR/NR)
530,000	3.000	09/01/2031	496,642
450,000	4.000	09/01/2041	420,300
550,000	4.000	09/01/2051	483,376
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
1,200,000	4.000	09/02/2037	1,166,246
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (NR/A-)
540,000	5.000	09/02/2030	545,468
City of Rancho Cordova Sunridge Anatolia Community Facilities District Special Tax Bonds Series 2016 (NR/NR)
500,000	4.000	09/01/2029	508,214
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
500,000	5.000	09/01/2044	516,455
700,000	5.000	09/01/2049	718,098
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
325,000	4.000	09/01/2035	323,304
375,000	4.000	09/01/2040	350,088
425,000	4.000	09/01/2045	379,857
950,000	4.000	09/01/2050	829,891
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
475,000	4.000	09/01/2045	432,473
City of Sacramento Greenbriar Community Facilities District No. 2018-03 Special Tax Bonds for Improvement Area No. 1 Series 2021 (NR/NR)
1,125,000	4.000	09/01/2046	959,912
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(c)
280,000	5.000	09/01/2032	294,262
700,000	5.000	09/01/2037	730,192
1,745,000	5.000	09/01/2047	1,781,830
City of San Francisco Airport Commission International Airport RB Series 2019E (A1/A+)
3,405,000	5.000	05/01/2050	3,513,248

Municipal Bonds – (continued)
California – (continued)
City of San Francisco Airport Commission International Airport RB Series 2022A (A1/NR)
2,525,000	5.000	05/01/2052	2,643,463
City of San Francisco Airport Commission International Airport Revenue Refunding Bonds Series 2023A (A1/NR)
12,400,000	5.000	05/01/2038	13,584,908
City of San Francisco Improvement Area Community Facilities District Special Tax Bonds Series 2021 (NR/NR)
925,000	4.000	09/01/2046	824,168
CMFA Special Finance Agency Essential Housing RB Seres 2021A-1 (NR/NR)(c)
4,465,000	3.000	12/01/2056	2,911,387
CMFA Special Finance Agency VIII Essential Housing RB 2021A-1 (NR/NR)(c)
5,500,000	3.000	08/01/2056	3,587,022
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
1,225,000	5.000	09/01/2044	1,259,734
200,000	4.000	09/01/2045	181,575
1,420,000	5.000	09/01/2049	1,450,964
County of Los Angeles Community Facilities District Special Tax Bonds Series 2022 (NR/NR)
2,775,000	5.000	09/01/2052	2,802,307
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
695,000	3.000	09/01/2050	490,287
CSCDA Community Improvement Authority Essential Housing RB Series 2021A-2 (NR/NR)(c)
11,225,000	3.000	12/01/2056	7,437,704
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-1 (NR\NR)(c)
6,725,000	3.600	05/01/2047	5,280,129
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-2 (NR/NR)(c)
900,000	3.250	04/01/2057	613,893
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL) (Baa2/A-)(e)
1,305,000	0.000	08/01/2027	1,139,519
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
2,285,000	5.000	09/01/2037	2,367,780
6,680,000	5.000	09/01/2047	6,783,591
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
455,000	3.125	09/01/2044	345,330
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (A/Baa2)
2,500,000	4.000	01/15/2046	2,336,943
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL) (Baa2/NR)(e)
5,400,000	0.000	08/01/2032	3,953,011
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (AGC) (WR/AA)(e)
4,180,000	0.000	04/01/2029	3,527,096

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL) (Aa2/AA-)(e)
$3,460,000	0.000%	10/01/2032	$2,548,423
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (A2/AA)(e)
12,000,000	0.000	01/15/2035	8,161,489
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (Baa2/A-)
22,010,000	3.950	01/15/2053	19,727,312
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (BBB-/NR)
22,000,000	3.850	06/01/2050	19,864,381
Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Bonds Series 2022A-1 (NR/BBB+)
5,375,000	5.000	06/01/2051	5,624,359
Golden State Tobacco Securitization Settlement Corp ABS Bond Series 2021B-2 (NR/NR)(e)
25,740,000	0.000	06/01/2066	2,603,485
Golden Valley Unified School District Financing Authority RB for Golden Valley Unified School District Community Facilities District No. 2017-1 Series 2021 A (NR/NR)
225,000	4.000	09/01/2046	198,447
705,000	4.000	09/01/2056	592,849
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/CCC)(e)
100,945,000	0.000	06/01/2036	42,822,686
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (NR/CCC)(e)
51,235,000	0.000	06/01/2047	10,306,217
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (NR/CCC)(e)
290,580,000	0.000	06/01/2057	20,472,029
Irvine Community Facilities District No. 2013-3 Special Tax Series 2018 (AGM) (NR/AA)
1,150,000	5.000	09/01/2051	1,216,682
Irvine Unified School District Community Facilities District Special Tax Bonds Series 2017 D (NR/NR)
6,490,000	5.000	03/01/2057	6,568,464
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/2043	2,769,714
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (NR/A-)
145,000	6.625	08/01/2024	145,368
Lodi Unified School District GO Bonds Series 2021 (Aa2/NR)
3,700,000	3.000	08/01/2046	2,975,042
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (Aa2/AA-)(e)
49,925,000	0.000	08/01/2050	14,934,080

Municipal Bonds – (continued)
California – (continued)
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (Aa3/NR)(e)
3,760,000	0.000	08/01/2035	2,464,836
M-S-R Energy Authority Gas RB Series 2009 A (NR/BBB+)
11,000,000	6.500	11/01/2039	13,070,131
M-S-R Energy Authority Gas RB Series 2009 B (NR/BBB+)
3,000,000	6.500	11/01/2039	3,564,581
M-S-R Energy Authority Gas RB Series 2009 C (NR/BBB+)
8,855,000	6.125	11/01/2029	9,679,616
24,615,000	6.500	11/01/2039	29,247,388
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (Aa3/AA)
7,000,000	5.500	08/01/2030	7,514,001
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (AGC) (Aa3/AA)(e)
860,000	0.000	08/01/2025	804,323
1,105,000	0.000	08/01/2026	1,005,139
5,550,000	0.000	08/01/2030	4,455,719
7,855,000	0.000	08/01/2032	5,872,806
7,000,000	0.000	08/01/2034	4,831,727
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
2,925,000	5.250	08/15/2045	2,984,227
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000	08/15/2027	268,558
200,000	5.000	08/15/2028	217,606
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A2/AA)
10,750,000	7.000	08/01/2038	12,537,971
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL) (Aa2/AA)(e)
1,840,000	0.000	08/01/2025	1,715,760
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (Aa2/AA-)(e)
1,300,000	0.000	08/01/2040	653,825
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
650,000	4.000	09/01/2031	657,331
900,000	3.000	09/01/2032	848,089
820,000	3.000	09/01/2033	766,160
750,000	3.000	09/01/2034	691,918
Rancho Cordova Community Facilities District No. 2018-1 Special Tax for Grantline 208 Series 2019 (NR/NR)
400,000	5.000	09/01/2049	409,895
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (Aa3/AA)(e)
6,200,000	0.000	08/01/2036	3,604,348
River Islands Public Financing Authority CFD Improvement Area Subordinate Special Tax Refunding Bonds Series 2022B-1 (NR/NR)
2,775,000	5.250	09/01/2047	2,761,173
3,875,000	5.000	09/01/2052	3,703,798

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
River Islands Public Financing Authority Community Facilities District No. 2021-1 Special Tax Series 2021 (NR/NR)
$605,000	4.000%	09/01/2046	$508,177
1,395,000	4.000	09/01/2051	1,124,265
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (NR/A)(e)
2,220,000	0.000	10/01/2033	1,549,851
2,220,000	0.000	10/01/2035	1,404,181
1,840,000	0.000	10/01/2037	1,042,181
5,100,000	0.000	10/01/2038	2,731,557
8,425,000	0.000	10/01/2039	4,247,526
13,395,000	0.000	10/01/2040	6,360,728
7,275,000	0.000	10/01/2041	3,249,871
6,360,000	0.000	10/01/2042	2,700,861
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (NR/A)(b)
2,000,000	5.750	06/01/2023	2,010,097
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000	09/01/2029	827,729
1,865,000	5.000	09/01/2033	1,979,228
2,250,000	5.000	09/01/2035	2,363,822
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
1,000,000	5.000	09/01/2049	1,025,296
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL) (A1/A+)(e)
1,420,000	0.000	08/01/2025	1,314,158
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A2/NR)
4,620,000	5.000	07/01/2046	4,852,459
5,000,000	5.000	07/01/2056	5,186,923
San Diego Unified School District 2010 GO Bonds (Aa2/AA-)(e)
900,000	0.000	07/01/2043	396,964
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (Aa2/AA-)(e)
10,000,000	0.000	07/01/2030	8,082,022
3,305,000	0.000	07/01/2031	2,579,596
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba1/NR)
1,370,000	4.000	08/01/2032	1,270,791
1,560,000	4.000	08/01/2033	1,432,550
1,680,000	4.000	08/01/2034	1,521,781
1,810,000	4.000	08/01/2035	1,609,195
1,945,000	4.000	08/01/2036	1,694,104
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL) (Aa2/A+)(e)
1,595,000	0.000	08/01/2025	1,491,056
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (NR/AA)
2,000,000	5.000	07/01/2042	2,005,167

Municipal Bonds – (continued)
California – (continued)
Silicon Valley Tobacco Securitization Authority Tobacco Settlement ABS Series 2007D (NR/NR)(e)
27,250,000	0.000	06/01/2056	2,290,676
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)(e)
91,400,000	0.000	06/01/2056	8,453,970
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/2042	4,004,576
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/NR)
4,650,000	4.000	09/01/2050	4,152,894
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (NR/BBB-)
3,245,000	5.000	06/01/2048	3,298,048
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)(e)
9,510,000	0.000	06/01/2054	1,743,644
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
995,000	5.000	10/01/2045	1,031,380
215,000	2.400	10/01/2049	205,331
1,045,000	5.000	10/01/2049	1,072,267
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/2040	762,434
1,000,000	5.000	09/01/2045	1,011,774
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
1,400,000	5.000	09/01/2047	1,421,118
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (Aa2/AA)(e)
8,360,000	0.000	08/01/2034	5,668,551
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (Aa2/AA-)(d)
19,135,000	0.000	08/01/2042	15,049,898

			921,577,860

Colorado – 5.8%
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,575,000	4.700	12/01/2047	1,283,478
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
603,000	5.000	12/01/2037	571,944
613,000	5.125	12/01/2047	550,162
Aurora Crossroads Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
4,000,000	7.750	12/15/2050	3,681,995
Banning Lewis Ranch Metropolitan District No. 8 GO Bonds Series 2021 (NR/NR)(c)
4,000,000	4.875	12/01/2051	3,101,454

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Banning Lewis Ranch Regional Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
$4,690,000	5.750%	12/01/2051	$4,092,683
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
3,250,000	5.500	12/01/2050	2,893,569
Belford North Metropolitan District GO Bonds Series 2020 B (NR/NR)
6,000,000	8.500	12/15/2050	5,593,962
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)(c)(d)
1,930,000	0.000	12/01/2049	1,617,501
Bent Grass Metropolitan District Refunding GO Bonds Series 2020 (NR/NR)(c)
1,185,000	5.250	12/01/2049	1,100,033
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000	12/15/2047	617,104
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)(c)
1,300,000	5.000	12/01/2049	1,193,559
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)
1,000,000	6.375	12/15/2047	973,985
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375	12/01/2048	2,121,622
Canyon Pines Metropolitan District Special Improvement District No. 1 Special Assessment Bond Series 2021 A-2 (NR/NR)
12,000,000	3.750	12/01/2040	9,286,596
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/2037	1,708,224
4,000,000	6.125	12/01/2047	3,897,908
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/2047	1,948,954
Cascade Ridge Metropolitan District GO Bonds Series 2021 (NR/NR)
2,500,000	5.000	12/01/2051	2,073,412
Castleview Metropolitan District LT GO Bonds Series 2021A3 (NR/NR)
4,220,000	5.000	12/01/2050	3,365,641
Chambers Highpoint Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
835,000	5.000	12/01/2051	719,257
Cherry Creek South Metropolitan District Lt Go Bonds Series 2021 (NR/NR)
9,400,000	6.000	12/01/2051	7,599,394
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
2,575,000	5.350	12/01/2050	2,318,258
City of Denver Airport System Subordinate RB Series 2018A (A1/A+) (Series A, AMT)
13,470,000	4.000	12/01/2043	12,953,184

Municipal Bonds – (continued)
Colorado – (continued)
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375	12/15/2047	469,516
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
762,000	4.375	12/01/2032	726,104
Clear Creek Transit Metropolitan District No. 2 GO Bonds Series 2021 A (NR/NR)
580,000	5.000	12/01/2041	527,993
1,000,000	5.000	12/01/2050	860,845
Cloverleaf Metropolitan District GO LT Bonds Series 2022A (NR/NR)
1,825,000	6.000	12/01/2051	1,805,891
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (NR/NR)
2,075,000	4.000	10/01/2061	1,608,377
Colorado Educational & Cultural Facilities Authority RB for Aspen View Academy, Inc. Series 2021 (Baa3/NR)
475,000	4.000	05/01/2051	386,849
550,000	4.000	05/01/2061	428,168
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (ST INTERCEPT) (Ba2/NR)(c)
900,000	5.000	02/01/2051	777,792
2,335,000	5.000	02/01/2061	1,978,114
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)(c)
6,000,000	5.000	10/01/2049	5,482,801
Colorado Educational and Cultural Facilities Authority Charter School RB for James Irwin Educational Foundation Project Series 2022 (NR/BBB)
1,580,000	5.000	09/01/2057	1,566,556
1,955,000	5.000	09/01/2062	1,904,962
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
3,245,000	6.000	07/01/2036	3,076,006
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
2,055,000	6.000	07/01/2031	2,032,392
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (Baa1/A-)
2,500,000	5.250	11/01/2052	2,638,934
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (NR/NR)(b)
3,000,000	5.750	12/01/2023	3,062,162
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
2,650,000	4.000	09/01/2050	2,243,756
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)(a)
33,381,200	5.000	07/01/2057	26,226,190
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Obligated Group Series 2021 (NR/NR)
950,000	4.000	01/01/2042	696,379

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
$2,135,000	3.250%	08/01/2049	$1,574,828
Colorado High Performance Transportation Enterprise C-470 Express Lanes Senior RB Series 2017 (NR/NR)
900,000	5.000	12/31/2051	879,398
9,680,000	5.000	12/31/2056	9,342,950
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)*
3,000,000	5.750	12/01/2047	2,518,152
Conestoga Metropolitan District LT GO Refunding & Improvement Bonds Series 2021A3 (NR/NR)
850,000	5.250	12/01/2051	745,442
Constitution Heights Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,760,000	5.000	12/01/2049	1,603,237
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
4,240,000	5.000	12/01/2039	3,923,141
1,750,000	5.000	12/01/2043	1,563,219
Copperleaf Metropolitan District GO LT Bonds Series 2021 (NR/NR)
3,600,000	4.875	12/01/2051	2,805,187
Copperleaf Metropolitan District No. 6 Arapoe County Subordinate LT GO Bonds Series 2022B (NR/NR)
725,000	6.000	12/15/2041	694,365
Copperleaf Metropolitan District No. 6 GO Bonds Series 2018 A (NR/NR)(b)
2,000,000	5.250	12/01/2023	2,093,289
Copperleaf Metropolitan District No. 6 GO Bonds Subordinate Series 2018 B (NR/NR)(b)
820,000	7.500	12/15/2023	870,737
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/2037	980,394
2,100,000	5.250	12/01/2047	1,996,558
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
3,261,000	5.000	12/01/2049	2,946,436
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Senior Bonds Series 2021A (NR/NR) (NR/NR)(c)
2,045,000	5.500	12/01/2039	1,798,052
5,790,000	5.750	12/01/2049	4,989,190
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Subordinate Bonds Series 2021B (NR/NR) (NR/NR)(c)
2,350,000	8.000	12/15/2049	2,108,475
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)(c)
5,490,000	5.500	12/01/2039	4,877,415
10,900,000	5.750	12/01/2049	9,462,879
Creekwalk Marketplace Business Improvement District RB Series 2019 B (NR/NR)(c)
2,370,000	8.000	12/15/2049	2,148,247

Municipal Bonds – (continued)
Colorado – (continued)
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (NR/B)
34,160,000	5.000	10/01/2032	33,577,856
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)(c)
4,155,000	5.000	12/01/2028	4,433,952
7,300,000	4.000	12/01/2035	6,992,236
7,300,000	4.000	12/01/2036	6,859,802
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
665,000	5.000	12/01/2030	689,633
2,500,000	5.000	12/01/2032	2,580,641
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
325,000	5.000	12/01/2031	336,388
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
425,000	5.000	12/01/2032	455,171
1,825,000	4.000	12/01/2038	1,688,616
1,690,000	5.000	12/01/2048	1,687,014
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)(c)
7,200,000	5.000	12/01/2034	7,595,197
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
950,000	4.000	12/01/2040	860,659
Dinosaur Ridge Metropolitan District RB Refunding and Improvement Bonds Series 2019 A (NR/NR)
3,550,000	5.000	06/01/2049	3,209,529
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL) (A2/A)(e)
3,000,000	0.000	09/01/2039	1,361,972
E-470 Public Highway Authority RB Series 2004 A (NATL) (A2/A)(e)
15,000,000	0.000	09/01/2028	12,782,642
4,100,000	0.000	09/01/2034	2,783,170
E-470 Public Highway Authority RB Series 2010 A (A2/A)(e)
20,000,000	0.000	09/01/2040	9,590,774
Eagle Brook Meadows Metropolitan District No. 3 GO Bonds Series 2021 (NR/NR)
1,600,000	5.000	12/01/2051	1,367,814
El Paso County Waterview II Metropolitan LT GO Bonds Series 2022A (NR/NR)
2,000,000	5.000	12/01/2051	1,722,816
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR\NR)(c)
2,950,000	5.550	12/01/2047	2,967,401
First Creek Village Metropolitan District GO Bonds Series 2019 A (Ba1/NR)
1,580,000	5.000	08/01/2049	1,466,174
First Creek Village Metropolitan District GO Bonds Series 2019 B (NR/NR)
515,000	6.750	08/01/2049	507,315
Four Corners Business Improvement District LT Supported RB Series 2022 (NR/NR)
2,500,000	6.000	12/01/2052	2,282,969

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Glen Metropolitan District GO LT Bonds Series 2021 (NR/NR)
$2,370,000	4.250%	12/01/2051	$1,727,703
Green Gables Metropolitan District No. 2 GO Bonds Senior Series 2018 A (NR/NR)
4,500,000	5.750	12/01/2048	4,493,011
Greenspire Metropolitan District GO LT Bonds Series 2022 (NR/NR)
1,430,000	5.125	12/01/2051	1,258,775
Hidden Creek Metropolitan District GO Bonds Series 2021 A (NR/NR)(c)
1,140,000	4.625	12/01/2045	894,959
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL) (A2/NR)
3,680,000	4.000	12/01/2047	3,554,497
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
570,000	5.000	12/01/2051	479,589
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
2,000,000	5.000	12/01/2049	1,807,156
Jay Grove Metropolitan District GO Bonds Series 2021 (NR/NR)
1,225,000	4.250	12/01/2051	906,791
Jefferson Center Metropolitan District No. 1 RB Series 2020 A-2 (Ba2/NR)
580,000	4.125	12/01/2040	485,716
900,000	4.375	12/01/2047	729,684
Johnstown Farms East Metropolitan District GO LT Bonds Series 2021 (NR/NR)
1,000,000	5.000	12/01/2051	833,707
Johnstown Plaza Metropolitan District LT GO Refunding and Improvement Bonds Series 2022 (NR/NR)
9,486,000	4.250	12/01/2046	7,630,818
Johnstown Village Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,980,000	5.000	12/01/2050	1,726,167
Jones District Community Authority Board RB for Convertible Capital Appreciation Bonds Series 2020 (NR/NR)(d)
7,800,000	0.000	12/01/2050	6,499,951
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
4,190,000	5.000	12/01/2049	3,822,162
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 B (NR/NR)
683,000	7.750	12/15/2049	633,806
Lochbuie Station Residential Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,180,000	5.750	12/01/2050	1,139,434
Loretto Heights Community Authority RB Series 2021 (NR/NR)
4,500,000	4.875	12/01/2051	3,473,058
Meadowlark Metropolitan District GO Bonds Series 2020 A (NR/NR)
525,000	4.875	12/01/2040	453,058
750,000	5.125	12/01/2050	652,450
Meridian Ranch Metropolitan District GO LT Bonds Series 2022 (NR/NR)
2,925,000	6.750	12/01/2052	2,873,175

Municipal Bonds – (continued)
Colorado – (continued)
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
2,665,000	5.000	12/01/2049	2,373,634
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
1,473,000	7.375	12/15/2049	1,337,597
Morgan Hill Metropolitan District GO LT Refunding & Improvement Bonds Senior Series 2021A (NR/NR)
2,900,000	4.000	12/01/2051	2,187,778
Mountain Sky Metropolitan District GO Bonds Series 2020 A (NR/NR)
980,000	5.000	12/01/2049	878,095
Muegge Farms Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
3,225,000	5.000	12/01/2051	2,653,101
Mulberry Metropolitan District LT GO Bonds Series 2022A (NR/NR)
2,550,000	7.000	12/01/2052	2,596,458
Murphy Creek Metropolitan District GO LT Bonds Series 2021 (NR/NR)
12,788,000	5.000	12/01/2051	10,646,779
Murphy Creek Metropolitan District GO LT Bonds Series 2022A (NR/NR)
2,140,000	6.000	12/01/2052	2,070,783
Nexus North at DIA Metropolitan District GO Bonds Series 2021 (NR/NR)
1,140,000	5.000	12/01/2051	981,980
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500	12/01/2048	1,208,918
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,303,837
7,855,000	5.750	12/01/2047	7,905,183
North Range Metropolitan District Subordinate LT GO Special RB Series 2017B (NR/NR)
2,322,000	7.750	12/15/2047	2,321,768
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
330,000	4.000	12/01/2032	332,078
320,000	4.000	12/01/2033	321,222
190,000	4.000	12/01/2034	190,046
550,000	4.000	12/01/2036	537,009
215,000	4.000	12/01/2038	204,943
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2019 (NR/NR)
4,711,000	7.250	12/15/2049	4,306,205
Palisade Park West Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,500,000	5.125	12/01/2049	1,378,546
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 A (NR/NR)
2,140,000	5.000	12/01/2040	1,992,474
3,335,000	5.250	12/01/2050	2,974,456
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 B (NR/NR)
1,924,000	7.750	12/15/2050	1,759,372

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Patriot Park Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
$1,029,000	4.300%	12/01/2050	$785,039
Peak Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)(c)
1,150,000	5.000	12/01/2051	993,515
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
1,200,000	5.000	12/01/2050	1,055,361
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(c)
1,000,000	5.000	12/01/2040	948,112
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
800,000	5.000	12/01/2049	733,732
Powhaton Community Authority LT Supported RB Series 2021 (NR/NR)
5,460,000	5.000	12/01/2051	4,578,160
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)(b)
2,000,000	5.625	12/01/2023	2,093,395
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)(c)
6,500,000	5.000	12/15/2041	6,373,413
Prairie Center Metropolitan District No. 7 GO Bonds Series 2020 (NR/NR)
740,000	4.125	12/15/2036	650,228
725,000	4.875	12/15/2044	621,439
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A2/A-)
4,200,000	6.500	11/15/2038	5,026,065
Pueblo Urban Renewal Authority Tax Allocation Series 2021 A (NR/NR)(c)
5,400,000	4.750	12/01/2045	3,078,000
Pueblo Urban Renewal Authority Tax Allocation Series 2021 B (NR/NR)(c)(e)
150,000	0.000	12/01/2025	117,054
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
9,930,000	5.000	12/01/2049	8,919,794
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
1,750,000	4.000	12/01/2051	1,220,759
Reunion Metropolitan District RB Series 2021 A (NR/NR)
2,207,710	3.625	12/01/2044	1,614,378
Ridgeline Vista Metropolitan District GO Bonds Series 2021 A (NR/NR)
1,000,000	5.250	12/01/2060	949,610
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,150,000	5.000	12/01/2049	1,056,451
Riverview Metropolitan District GO Refunding Bonds Series 2021 (NR/NR)
500,000	5.000	12/01/2051	426,087
RRC Metropolitan District LT GO Bonds Series 2021 (NR/NR)
5,125,000	5.250	12/01/2051	4,288,171
Sabell Metropolitan District GO Bonds Series 2020 A (NR/NR)(c)
1,055,000	5.000	12/01/2050	926,380

Municipal Bonds – (continued)
Colorado – (continued)
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
3,450,000	5.000	12/01/2039	3,287,696
5,695,000	5.000	12/01/2049	5,145,646
Senac South Metropolitan District GO LT Bonds Series 2021A3 (NR/NR)
9,375,000	5.250	12/01/2051	8,017,988
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)(b)
550,000	5.125	12/01/2023	574,464
1,000,000	5.125	12/01/2023	1,044,479
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)(b)
635,000	7.250	12/15/2023	671,805
Settler’s Crossing Metropolitan District No. 1 GO Bonds Series 2020 A (NR/NR)(c)
1,000,000	5.000	12/01/2040	916,178
1,625,000	5.125	12/01/2050	1,428,082
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,460,000	5.000	12/01/2049	1,405,811
Sky Ranch Community Authority Board LT Support District Bonds Series 2022A (NR/NR)
4,345,000	5.750	12/01/2052	4,058,540
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
375,000	4.000	12/01/2039	379,179
750,000	4.000	12/01/2044	737,920
2,210,000	3.000	12/01/2049	1,644,267
South Timnath Metropolitan District No. 1 GO Limited Subordinate Tax Bonds Series 2019 B (NR/NR)
2,208,000	8.000	12/15/2048	2,060,223
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	461,907
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125	12/01/2047	2,392,091
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (A3/NR)
650,000	5.000	12/01/2039	686,507
Sterling Ranch Community Authority Board RB for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 B (NR/NR)
717,000	7.125	12/15/2050	684,005
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
2,500,000	4.250	12/01/2050	1,951,997
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625	12/01/2047	1,949,189
Takoda Metropolitan District Limited Tax GO Refunding Bonds Series 2018 (Baa3/NR)
8,000,000	6.000	12/01/2050	8,552,934

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
$1,100,000	5.000%	12/01/2040	$1,050,842
1,750,000	5.000	12/01/2049	1,623,624
Timberleaf Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,730,000	5.750	12/01/2050	1,667,757
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
685,000	5.250	12/01/2037	675,177
2,400,000	5.375	12/01/2047	2,269,091
Village at Dry Creek Metropolitan District No. 2 GO Bonds for Thornton Adams Series 2019 (NR/NR)
948,000	4.375	12/01/2044	790,738
Villages at Johnstown Metropolitan District No. 3 GO Bonds Series 2020 A (NR/NR)
580,000	5.000	12/01/2040	538,177
1,020,000	5.000	12/01/2050	882,713
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,500,000	5.000	12/01/2050	1,297,589
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A-2 (NR/NR)(d)
1,000,000	0.000	12/01/2050	665,023
Westerly Metropolitan District No. 4 GO Bonds Series 2021 B-3 (NR/NR)
4,238,000	8.000	12/15/2050	3,746,404
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 A (NR/NR)(c)
970,000	5.000	12/01/2050	861,219
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 B (NR/NR)
181,000	7.750	12/15/2050	169,287
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
3,415,000	5.375	12/01/2048	3,248,396
Windler Public Improvement Authority RB Series 2021 A-1 (NR/NR)
12,250,000	4.125	12/01/2051	8,411,464
Windler Public Improvement Authority RB Series 2021 A-2 (NR/NR)(d)
9,400,000	0.000	12/01/2051	4,968,561
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/2047	1,509,115
Winsome Metropolitan District No. 3 GO Bonds Series 2021 A (NR/NR)(c)
2,184,000	5.125	12/01/2050	1,796,796
Woodmen Heights Metropolitan District No. 2 GO Refunding Bonds Series 2020 B-1 (NR/NR)
1,799,000	6.250	12/15/2040	1,699,109

			534,400,060

Connecticut – 0.5%
City of New Haven CT GO Bonds Series 2018 (BBB+/NR)
410,000	5.500	08/01/2038	443,979

Municipal Bonds – (continued)
Connecticut – (continued)
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
900,000	5.500	08/01/2034	996,636
500,000	5.500	08/01/2035	550,417
420,000	5.500	08/01/2036	459,464
400,000	5.500	08/01/2037	434,967
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)(c)
3,925,000	11.000	12/01/2027	4,019,118
Connecticut Airport Authority Customer Facility Charge RB for Ground Transportation Center Project Series 2019A (NR/BBB+)
1,750,000	4.000	07/01/2049	1,475,376
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (NR/NR)(c)
1,150,000	5.000	01/01/2045	1,042,309
1,650,000	5.000	01/01/2055	1,425,278
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BBB-)
1,015,000	4.000	07/01/2039	889,975
3,500,000	4.000	07/01/2044	2,879,456
3,500,000	4.000	07/01/2049	2,746,621
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (NR/CCC+)(c)
20,000,000	7.000	02/01/2045	20,027,372
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BBB-)
2,455,000	5.375	07/01/2052	2,421,719
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)(c)
2,025,000	4.000	04/01/2051	1,521,106
Town of Hamden RB for Whitney Center Project Series 2022A (NR/NR)
6,925,000	7.000	01/01/2053	7,100,765

			48,434,558

Delaware – 0.2%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR\BB)
1,075,000	4.000	06/01/2052	791,089
1,125,000	4.000	06/01/2057	800,957
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (NR/NR)
1,785,000	5.000	11/15/2048	1,688,812
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (NR/AA-)
3,130,000	4.000	07/01/2043	3,036,180
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (NR/BBB-)
855,000	5.000	08/01/2049	814,108
795,000	5.000	08/01/2054	746,905
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (NR/BBB+)
1,900,000	5.000	09/01/2050	1,922,507

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
$5,112,000	4.000%	07/01/2035	$5,009,660

			14,810,218

District of Columbia – 0.9%
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
5,000,000	4.000	10/01/2051	4,704,830
Metropolitan Washington Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (Baa1/A-)
37,100,000	6.500	10/01/2044	42,053,788
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A2/AA)
3,000,000	3.000	10/01/2050	2,234,713
1,070,000	4.000	10/01/2053	1,014,532
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (Baa2/A-)
1,115,000	4.000	10/01/2053	1,010,631
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (NR/NR)
25,000,000	6.500	10/01/2041	28,392,380
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds for Dulles Metrorail & Capital Improvements Projects Series 2022 (Baa1/AA)
6,190,000	4.000	10/01/2052	5,886,679

			85,297,553

Florida – 14.2%
Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,385,000	5.500	06/15/2052	1,366,983
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
3,595,000	4.750	05/01/2036	3,496,771
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
625,000	5.000	05/01/2039	615,481
1,025,000	5.100	05/01/2049	969,878
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,580,000	3.625	05/01/2040	1,268,995
5,755,000	4.000	05/01/2051	4,396,628
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
500,000	3.750	05/01/2029	478,925
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
1,715,000	3.500	05/01/2031	1,702,267
Arbors Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,125,000	5.400	05/01/2043	1,131,899
2,050,000	5.625	05/01/2053	2,070,309

Municipal Bonds – (continued)
Florida – (continued)
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (NR/AA)
3,970,000	3.500	05/01/2032	4,039,093
6,695,000	3.700	05/01/2036	6,711,358
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
730,000	4.625	05/01/2028	733,079
1,795,000	5.000	05/01/2036	1,792,208
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,305,000	6.900	05/01/2036	3,310,154
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
860,000	6.900	05/01/2036	857,010
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
500,000	4.000	11/01/2040	428,266
3,155,000	4.000	11/01/2050	2,464,699
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(c)
1,845,000	5.100	05/01/2039	1,830,939
3,080,000	5.200	05/01/2049	2,940,384
Artisan Lakes East Community Development District Special Assessment Bond Series 2021-2 (NR/NR)(c)
270,000	2.750	05/01/2031	230,638
515,000	3.125	05/01/2041	378,894
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)(c)
500,000	3.200	05/01/2041	379,928
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)(c)
775,000	3.200	05/01/2041	588,700
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
660,000	4.375	11/01/2049	553,920
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
740,000	5.750	05/01/2048	748,531
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
250,000	3.375	05/01/2041	192,998
475,000	4.000	05/01/2051	369,731
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,810,000	6.000	05/01/2048	1,866,993
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
650,000	3.125	05/01/2041	481,023

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Avalon Park West Community Development District Special Assessment RB for Pasco County Project Area Series 2022 (NR/NR)
$775,000	5.625%	05/01/2052	$779,048
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
580,000	3.750	05/01/2040	496,180
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,450,000	5.375	05/01/2043	1,394,008
6,000,000	5.625	05/01/2054	5,767,584
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(c)
900,000	4.500	06/01/2039	831,521
1,630,000	4.625	06/01/2049	1,426,769
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
720,000	4.750	11/01/2026	727,730
700,000	5.000	11/01/2031	707,322
5,985,000	5.250	11/01/2046	5,905,790
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(c)
935,000	5.000	11/01/2049	885,354
Babcock Ranch Community Independent Special District Special Assessment RB Series 2022 (NR/NR)
3,500,000	5.000	05/01/2042	3,367,143
4,250,000	5.000	05/01/2053	3,948,288
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
1,880,000	4.000	05/01/2052	1,458,890
Balm Grove Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,575,000	4.000	11/01/2042	1,301,288
1,575,000	4.125	11/01/2051	1,245,700
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
955,000	5.000	11/01/2036	955,447
1,055,000	5.000	11/01/2048	984,443
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)(c)
705,000	3.500	05/01/2041	549,757
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A-)
1,840,000	4.250	05/01/2029	1,890,905
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
905,000	5.000	05/01/2035	906,403
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
885,000	3.750	05/01/2031	879,099
1,010,000	4.000	05/01/2037	980,589
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
1,610,000	4.250	05/01/2031	1,640,331
2,810,000	4.250	05/01/2037	2,804,827

Municipal Bonds – (continued)
Florida – (continued)
Beaumont Community Development District Special Assessment Bonds for Assessment Area Two-Commercial Project Series 2019 (NR/NR)(c)
1,285,000	6.375	11/01/2049	1,307,999
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/BBB)
395,000	6.000	11/01/2027	421,987
490,000	3.750	11/01/2031	482,983
2,975,000	6.500	11/01/2043	3,289,852
1,495,000	4.125	11/01/2046	1,332,404
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,045,000	4.000	05/01/2040	894,028
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
770,000	6.125	11/01/2033	816,888
1,000,000	6.500	11/01/2043	1,072,335
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
1,285,000	3.625	12/15/2040	1,077,676
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
1,250,000	3.625	05/01/2041	994,656
Berry Bay Community Development District Special Assessment RB Series 2023 (NR/NR)
1,525,000	5.750	05/01/2053	1,536,516
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
1,680,000	4.700	05/01/2036	1,629,252
3,200,000	4.875	05/01/2047	2,935,828
Biscayne Drive Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
900,000	6.000	06/15/2052	909,405
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	3.750	06/15/2040	266,115
950,000	4.000	06/15/2050	749,684
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
900,000	4.250	06/15/2039	806,322
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
1,165,000	3.500	05/01/2041	901,335
1,360,000	4.000	05/01/2051	1,054,622
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
565,000	3.625	05/01/2040	454,578
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR\NR)
1,650,000	4.000	06/15/2052	1,270,231
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
6,360,000	5.750	05/01/2035	6,531,799

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Bridgewater North Community Development District Capital Improvement RB Series 2022 (NR\NR)
$1,610,000	4.000%	05/01/2052	$1,241,729
Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR)
1,000,000	3.150	05/01/2041	741,179
Brookstone Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,000,000	5.500	05/01/2042	998,898
1,500,000	5.625	05/01/2052	1,483,198
Broward County Port Facilities RB Series 2022 (A1/NR)
1,850,000	5.250	09/01/2047	1,988,272
3,000,000	5.500	09/01/2052	3,259,628
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
900,000	5.625	05/01/2042	885,108
1,305,000	5.750	05/01/2052	1,279,648
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,040,000	5.500	05/01/2052	1,045,016
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,000,000	4.000	12/15/2039	866,446
1,350,000	4.000	12/15/2049	1,062,343
Capital Trust Agency Educational Facilities RB Series 2021A (NR/NR)(c)
2,210,000	5.000	12/01/2056	1,672,476
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)(c)
61,455,000	5.250	12/01/2058	55,545,161
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)(c)
595,000	4.000	07/01/2056	423,102
Capital Trust Agency, Inc. RB for Imagine Charter School at North Manatee Series 2021 A (NR/NR)(c)
3,030,000	5.000	06/01/2056	2,535,486
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (Ba1/NR)(c)
1,155,000	5.000	12/15/2049	1,047,629
1,075,000	5.000	12/15/2054	960,173
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (Baa3/NR)
275,000	5.000	08/01/2040	280,274
750,000	5.000	08/01/2055	746,120
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)(c)
2,025,000	5.250	12/01/2043	1,917,384
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
495,000	5.125	05/01/2038	495,942
1,000,000	5.250	05/01/2049	970,838
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
320,000	4.125	12/15/2027	318,284
500,000	4.500	12/15/2032	495,489
975,000	4.700	12/15/2037	944,787

Municipal Bonds – (continued)
Florida – (continued)
Century Parc Community Development District Special Assessment Refunding Series 2012 (NR/A)
1,705,000	4.500	11/01/2031	1,706,713
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
630,000	3.750	05/01/2040	514,004
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
820,000	3.350	05/01/2041	623,562
1,165,000	4.000	05/01/2051	902,967
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)(c)
730,000	3.375	05/01/2041	561,968
1,055,000	4.000	05/01/2052	816,525
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(c)
1,610,000	3.700	05/01/2040	1,308,715
2,820,000	4.000	05/01/2051	2,186,790
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
1,510,000	4.375	05/01/2050	1,257,683
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
1,055,000	4.000	05/01/2052	813,476
Charlotte County IDA Utility System RB Series 2021A (NR/NR)(c)
3,750,000	4.000	10/01/2051	2,894,496
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(c)
700,000	5.500	10/01/2036	710,425
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)(c)
5,900,000	5.000	10/01/2049	5,723,143
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A1/A+)
1,750,000	4.000	10/01/2034	1,791,938
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/NR)
975,000	5.250	06/01/2052	977,362
1,750,000	5.375	06/01/2057	1,757,383
1,375,000	5.625	06/01/2062	1,392,884
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (NR/NR)
480,000	5.000	01/01/2037	446,078
1,725,000	5.000	01/01/2047	1,500,134
1,615,000	5.000	01/01/2052	1,377,334
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (A2/AA)(d)
25,620,000	0.000	05/01/2046	24,194,954
Coco Palms Community Development District Expansion Area Project Special Assessment Bonds Series 2019 (NR/NR)(c)
500,000	4.750	06/15/2039	475,008
1,000,000	5.000	06/15/2049	927,542

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Coddington Community Development District Capital Improvement RB Series 2022 (NR/NR)
$900,000	5.750%	05/01/2052	$909,081
Collier County Educational Facilities Authority Revenue Refunding Bonds for Ave Maria University Project Series 2023 (NR/BBB-)(g)
4,165,000	5.000	06/01/2043	3,997,059
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
2,990,000	3.500	05/01/2032	2,966,783
1,500,000	3.625	05/01/2035	1,479,424
1,750,000	3.750	05/01/2046	1,563,933
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)*
3,305,000	5.850	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)*
3,980,000	5.000	05/01/2011	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
1,030,000	5.850	05/01/2035	936,649
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(e)*
2,939,931	0.000	05/01/2017	1,558,163
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
2,045,000	5.375	06/15/2053	2,037,252
Copper Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)(c)
270,000	4.000	11/01/2029	263,132
500,000	4.750	11/01/2038	479,048
1,000,000	5.000	11/01/2049	925,618
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
425,000	4.000	12/15/2039	369,389
Coral Bay Community Development District Capital Improvement RB Series 2022 (NR/NR)
495,000	5.625	05/01/2052	495,672
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
535,000	4.000	05/01/2040	466,981
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,600,000	5.300	05/01/2053	1,550,838
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(c)
2,185,000	5.125	11/01/2050	2,053,298
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB)
782,000	4.000	05/01/2031	783,248
1,407,000	4.250	05/01/2038	1,349,905
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (NR/AA)
940,000	3.750	05/01/2029	947,906

Municipal Bonds – (continued)
Florida – (continued)
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A1/A)
2,000,000	4.000	09/01/2044	1,908,889
County of Lake RB Refunding for Waterman Communities, Inc. Series 2020 A (NR/NR)
4,000,000	5.750	08/15/2050	3,437,117
2,000,000	5.750	08/15/2055	1,681,191
Covington Park Community Development District Special Assessment RB for Capital Improvement Series 2018 (NR/BBB)
500,000	4.000	05/01/2038	480,433
1,175,000	4.125	05/01/2048	1,100,424
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)(c)
1,570,000	4.700	11/01/2039	1,485,130
2,495,000	4.750	11/01/2049	2,225,628
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)
3,845,000	4.750	05/01/2053	3,356,998
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,675,000	4.500	05/01/2052	1,500,144
Crossings Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,465,000	5.125	05/01/2052	2,299,777
Crystal Cay Community Development District Special Assessment for 2021 Project Series 2021 (NR/NR)
1,000,000	4.000	05/01/2051	811,159
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)(c)
1,170,000	3.800	05/01/2050	878,192
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(c)
1,175,000	3.875	05/01/2040	988,949
1,210,000	4.000	05/01/2051	938,304
Cypress Park Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
570,000	5.000	05/01/2042	539,786
1,150,000	5.125	05/01/2052	1,073,502
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
3,170,000	5.125	11/01/2048	3,016,448
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,565,000	5.400	05/01/2039	1,575,335
2,620,000	5.500	05/01/2044	2,617,780
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
2,655,000	5.400	05/01/2049	2,604,802
Del Webb Oak Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,500,000	5.000	05/01/2043	1,459,188
1,650,000	5.250	05/01/2053	1,608,535
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
720,000	4.000	05/01/2051	558,329

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
$1,000,000	4.750%	12/15/2038	$958,917
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (NR/AA)
3,090,000	3.750	05/01/2034	3,137,723
4,260,000	4.000	05/01/2037	4,330,437
DW Bayview Community Development District Sepcial Assessment Bonds for Manatee County Series 2022 (NR/NR)
750,000	5.250	05/01/2052	717,678
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(c)
1,035,000	3.375	05/01/2041	798,006
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,555,000	5.375	05/01/2052	2,485,331
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)(c)
950,000	4.125	05/01/2040	824,938
3,785,000	4.125	05/01/2051	3,001,704
East Bonita Beach Road Community Development District Special Assessment Bonds for Assessment Area Two Series 2021 (NR/NR)
980,000	3.250	05/01/2041	739,912
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
1,000,000	5.000	11/01/2048	938,341
East Homestead Community Development District Special Assessment Expansion Area Bonds Project Series 2019 (NR/NR)
500,000	4.750	11/01/2039	474,656
920,000	5.000	11/01/2049	865,881
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR\NR)
805,000	4.000	05/01/2042	681,110
1,490,000	4.125	05/01/2052	1,190,186
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
190,000	4.000	05/01/2040	169,554
500,000	4.125	05/01/2051	412,433
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
1,425,000	3.600	05/01/2041	1,119,128
2,675,000	4.000	05/01/2051	2,075,892
Edgewater East Community Development District Special Assessment RB Series 2022 (NR\NR)
1,975,000	4.000	05/01/2042	1,654,007
4,720,000	4.000	05/01/2052	3,635,435
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)(c)
1,100,000	4.000	05/01/2052	847,280
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
425,000	3.500	05/01/2041	328,639

Municipal Bonds – (continued)
Florida – (continued)
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (BBB+/Baa2)
15,210,000	4.000	08/15/2045	13,538,410
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM) (A2/AA)
1,745,000	3.000	08/15/2050	1,288,943
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
985,000	4.000	11/01/2040	852,546
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
105,000	4.000	11/01/2040	90,771
1,555,000	4.125	11/01/2050	1,261,468
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
565,000	6.375	11/01/2026	581,209
3,230,000	7.000	11/01/2045	3,416,533
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
855,000	5.250	11/01/2035	861,041
1,305,000	5.375	11/01/2046	1,297,520
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(c)
1,245,000	5.000	11/01/2039	1,225,492
1,800,000	5.125	11/01/2049	1,701,523
Fallschase Community Development District Special Assessment Bonds for Leon County Series 2021 (NR/NR)
6,645,000	4.000	05/01/2052	5,140,943
Fallschase Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,445,000	3.375	05/01/2041	1,111,319
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,460,000	5.000	05/01/2035	2,479,016
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
185,000	4.000	05/01/2040	158,032
500,000	4.200	05/01/2050	404,302
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (NR/A-)
1,465,000	4.375	05/01/2034	1,465,604
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
1,250,000	3.000	11/01/2041	994,557
Florida Development Finance Corp. Education RB for IPS Florida Project Series 2022 (NR/NR)(c)
2,000,000	5.250	06/15/2029	1,985,246
Florida Development Finance Corp. Educational Facilities RB Series 2022A (NR/Ba2)(c)
5,000,000	5.500	07/01/2052	4,383,997
3,825,000	5.625	07/01/2056	3,352,431
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)(c)
3,770,000	5.125	10/01/2052	3,492,488
1,725,000	5.250	10/01/2056	1,599,861

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. Educational Revenue Refunding Bonds for Central Charter School Project Series 2022 (NR/NR)(c)
$2,735,000	5.875%	08/15/2052	$2,604,634
2,430,000	6.000	08/15/2057	2,317,975
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2022A (NR/NR)(a)(h)(c)
36,250,000	7.250	10/03/2023	36,532,242
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(c)
1,650,000	5.000	06/01/2040	1,516,022
2,595,000	5.000	06/01/2055	2,243,341
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(c)
2,005,000	5.250	06/01/2050	1,775,249
3,560,000	5.250	06/01/2055	3,104,074
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (Baa3/NR)
600,000	4.000	07/01/2045	511,493
800,000	4.000	07/01/2055	641,790
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
830,000	5.000	06/01/2040	760,064
1,850,000	5.000	06/01/2050	1,585,835
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(c)
23,855,000	7.375	01/01/2049	21,970,634
Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR)
1,875,000	5.000	06/01/2051	1,497,338
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba2/NR)(c)
830,000	4.000	06/30/2046	629,274
2,580,000	4.000	06/30/2056	1,817,729
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(c)
1,190,000	4.000	06/01/2055	788,408
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 B-1 (NR/NR)(c)
735,000	2.375	06/01/2027	656,693
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)(c)
2,085,000	5.000	09/15/2050	1,664,512
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)(a)(h)(c)
39,795,000	6.500	01/01/2029	37,048,417
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)(a)(h)(c)
1,160,000	6.250	01/01/2024	1,148,287
14,940,000	6.375	01/01/2026	14,112,170

Municipal Bonds – (continued)
Florida – (continued)
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(c)
1,750,000	4.750	06/01/2038	1,604,274
3,000,000	5.000	06/01/2048	2,640,983
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (NR/BBB-)
950,000	5.000	03/01/2044	846,952
5,805,000	5.000	03/01/2049	5,039,496
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
6,060,000	5.000	03/01/2047	6,077,584
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
885,000	4.125	11/01/2039	779,561
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (NR/BBB+)
700,000	4.000	05/01/2031	701,057
1,000,000	4.125	05/01/2038	955,382
Forest Brooke Community Development District Special Assessment Bonds Series 2019 A-1 (NR/A+)
1,850,000	3.250	11/01/2049	1,472,290
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
250,000	4.000	11/01/2049	197,054
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,400,000	4.000	05/01/2052	1,079,605
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
1,100,000	4.250	05/01/2040	970,113
1,375,000	4.500	05/01/2052	1,158,571
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
1,105,000	4.000	11/01/2051	855,060
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
750,000	4.000	05/01/2051	581,593
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
3,165,000	5.000	11/15/2026	3,167,067
5,000,000	5.000	11/15/2036	5,002,444
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A1/A)
3,540,000	5.000	10/01/2047	3,616,124
Grove Resort Community Development District Special Assessment RB Series 2022 (NR\NR)
585,000	4.000	05/01/2052	451,187
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,515,000	4.500	05/01/2036	1,439,785
2,275,000	4.625	05/01/2046	2,024,638
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
670,000	4.700	05/01/2042	615,187
2,130,000	5.000	05/01/2052	1,959,876

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
$540,000	4.000%	05/01/2040	$481,315
860,000	4.000	05/01/2051	700,835
Hammock Reserve Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
525,000	3.375	05/01/2041	407,226
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
915,000	3.750	05/01/2034	811,201
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
2,010,000	3.875	05/01/2039	1,713,395
1,400,000	4.100	05/01/2048	1,132,811
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)(c)
1,725,000	4.000	05/01/2031	1,744,049
1,335,000	4.250	05/01/2035	1,349,648
1,810,000	4.250	05/01/2039	1,790,000
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
640,000	3.875	11/01/2039	545,606
1,150,000	4.000	11/01/2051	898,156
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
200,000	4.000	11/01/2039	174,948
500,000	4.250	11/01/2051	408,498
Hawkstone Community Development District Special Assessment RB Series 2023 (NR/NR)(g)
1,530,000	5.375	05/01/2043	1,529,867
1,265,000	5.500	05/01/2053	1,255,775
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
700,000	5.000	05/01/2034	707,196
2,170,000	5.125	05/01/2045	2,107,354
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (NR/A)
500,000	5.050	05/01/2031	500,779
500,000	5.150	05/01/2034	500,747
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
1,715,000	5.700	05/01/2036	1,722,997
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB)
2,195,000	4.200	05/01/2031	2,205,489
1,995,000	4.350	05/01/2036	1,996,693
Higher Educational Facilities Financing Authority Educational Facilities Revenue Refunding Bonds for Saint Leo University Project Series 2019 (NR/BB+)
1,650,000	5.000	03/01/2039	1,525,244
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
475,000	3.625	05/01/2040	382,168
665,000	4.000	05/01/2050	519,256

Municipal Bonds – (continued)
Florida – (continued)
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(c)
1,000,000	4.875	12/15/2038	971,198
1,000,000	5.000	12/15/2048	936,228
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
2,150,000	4.250	05/01/2036	2,123,324
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
590,000	4.375	11/01/2050	491,930
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(c)
1,065,000	4.000	05/01/2040	904,769
3,275,000	4.000	05/01/2050	2,541,356
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
180,000	5.000	11/01/2041	180,364
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(c)
430,000	5.125	11/01/2049	408,058
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
980,000	5.000	11/01/2047	915,917
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
955,000	3.125	05/01/2041	702,610
2,605,000	4.000	05/01/2051	2,020,067
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
290,000	3.500	05/01/2040	230,604
470,000	3.750	05/01/2050	353,245
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
2,000,000	5.000	05/01/2048	1,877,818
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,340,000	4.000	06/15/2040	1,193,674
1,060,000	4.000	06/15/2050	870,533
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
2,725,000	5.625	05/01/2053	2,580,912
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 A-1 (NR/NR)
265,000	4.100	05/01/2051	214,218
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-1 (NR/NR)
325,000	4.300	05/01/2051	271,775
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-2 (NR/NR)
900,000	4.125	05/01/2031	865,123
Lakewood Park Community Development District Special Assessment Bonds Series 2023 (NR/NR)
810,000	5.750	05/01/2053	816,117

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Park Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
$325,000	3.625%	05/01/2041	$257,656
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
525,000	3.200	05/01/2030	472,231
525,000	3.750	05/01/2040	430,077
670,000	3.900	05/01/2050	515,170
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(c)
1,085,000	3.625	05/01/2040	876,442
2,500,000	3.875	05/01/2051	1,902,427
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
250,000	3.850	05/01/2039	211,117
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project – Phase 2C Series 2020 (NR/NR)
1,275,000	4.000	05/01/2050	999,292
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
1,735,000	6.700	05/01/2023	1,740,068
4,710,000	7.000	05/01/2023	4,724,695
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,295,000	5.600	05/01/2044	6,369,092
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
530,000	4.400	05/01/2039	486,381
1,615,000	4.500	05/01/2049	1,397,170
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(c)
1,000,000	5.000	05/01/2037	998,959
2,365,000	5.125	05/01/2047	2,284,182
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(c)
575,000	3.750	05/01/2039	484,384
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
605,000	4.400	05/01/2039	555,209
700,000	4.500	05/01/2049	605,584
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
1,125,000	4.625	05/01/2027	1,132,898
2,500,000	5.250	05/01/2037	2,521,766
6,265,000	5.375	05/01/2047	6,317,782
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
1,175,000	5.000	05/01/2038	1,171,208
2,545,000	5.100	05/01/2048	2,440,330
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)
3,760,000	5.450	05/01/2048	3,746,491
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
925,000	4.250	05/01/2026	920,918
5,015,000	5.000	05/01/2036	5,037,060
12,610,000	5.125	05/01/2046	12,137,932

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
1,735,000	2.500	05/01/2033	1,537,173
1,685,000	2.625	05/01/2037	1,384,969
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project – Phase 2B Series 2020 (NR/NR)(c)
2,100,000	3.750	05/01/2040	1,731,653
Lakewood Ranch Stewardship District Special Assessment The Isles at Lakewood Ranch Project Series 2021 (NR/NR)
650,000	3.125	05/01/2041	477,956
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
1,160,000	4.700	05/01/2039	1,108,286
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/A)
1,930,000	3.000	05/01/2035	1,736,845
1,990,000	3.000	05/01/2038	1,667,197
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
645,000	3.375	05/01/2030	588,660
895,000	4.000	05/01/2038	788,326
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
450,000	5.000	05/01/2042	426,658
1,400,000	5.125	05/01/2052	1,306,872
Lee County IDA Healthcare Facilities RB for Cypress Cover at Healthpark Project Series 2022A Tax Exempt Fixed Rate Bonds (NR/NR)
955,000	5.250	10/01/2052	819,115
4,250,000	5.250	10/01/2057	3,563,031
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
1,430,000	4.000	05/01/2031	1,445,705
1,860,000	4.000	05/01/2036	1,863,747
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
1,610,000	4.400	05/01/2040	1,447,022
2,840,000	4.600	05/01/2051	2,444,199
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
985,000	5.125	05/01/2048	935,025
1,775,000	5.125	05/01/2049	1,678,612
Longleaf Community Development District (NR/NR)
1,104,000	5.375	05/01/2030	1,103,987
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
2,930,000	5.400	05/01/2030	2,929,953
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
3,800,000	4.000	05/01/2050	2,970,675

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
$2,650,000	3.250%	05/01/2031	$2,351,656
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
835,000	3.450	05/01/2041	647,537
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
855,000	4.625	05/01/2039	801,274
1,340,000	4.750	05/01/2050	1,188,912
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,755,000	4.000	06/15/2039	1,524,542
2,920,000	4.375	06/15/2049	2,455,382
Mandarin Grove Community Development District Special Assessment Bonds Series 2022 (NR/NR)(c)
2,000,000	6.625	05/01/2053	2,070,567
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,650,000	5.000	05/01/2032	1,655,245
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
2,800,000	5.125	11/01/2038	2,807,726
4,750,000	5.250	11/01/2049	4,584,933
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
500,000	7.250	05/01/2035	508,982
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
530,000	3.750	05/01/2052	385,359
900,000	4.000	05/01/2052	693,961
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750	05/01/2037	964,602
1,700,000	5.000	05/01/2048	1,596,145
Merrick Square Community Development District Capital Improvement RB Series 2023 (NR/NR)
900,000	5.625	05/01/2053	904,078
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
160,000	4.000	11/01/2023	159,781
600,000	4.750	11/01/2027	607,417
4,000,000	5.125	11/01/2039	3,994,167
4,135,000	5.250	11/01/2049	4,052,910
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (NR/Ba2)(c)
1,585,000	5.250	07/01/2052	1,393,320
2,000,000	5.500	07/01/2061	1,751,459
Miami-Dade County Seaport Revenue Refunding Bonds Series 2022A (A3/NR)
2,785,000	5.000	10/01/2047	2,920,956
5,000,000	5.250	10/01/2052	5,327,730
Miami-Dade County Water & Sewer Revenue System Bonds Series 2021 (Aa3/AA)
1,575,000	4.000	10/01/2051	1,550,469

Municipal Bonds – (continued)
Florida – (continued)
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,440,000	5.000	05/01/2029	3,439,989
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
3,515,000	5.000	05/01/2037	3,486,652
Mirada Community Development District Capital Improvement RB Series 2021 (NR/NR)
2,885,000	3.250	05/01/2032	2,545,382
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,875,000	3.500	05/01/2041	1,450,647
2,455,000	4.000	05/01/2051	1,903,748
Miranda II Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,090,000	5.600	05/01/2042	1,096,879
1,725,000	5.750	05/01/2053	1,733,170
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
1,540,000	5.000	05/01/2028	1,556,213
1,200,000	5.000	05/01/2035	1,201,666
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
740,000	5.250	11/01/2035	744,224
1,225,000	5.625	11/01/2045	1,229,983
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
1,185,000	5.125	11/01/2048	1,137,036
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
565,000	3.875	05/01/2041	461,160
2,250,000	4.125	05/01/2052	1,772,765
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)(c)
815,000	3.500	05/01/2038	725,858
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)(c)
30,000	3.500	05/01/2031	27,266
90,000	4.000	05/01/2038	79,898
New River Community Development District Special Assessment Series 2006 B (NR/NR)*
3,260,000	5.000	05/01/2013	33
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
1,200,000	3.375	11/01/2041	915,765
2,350,000	4.000	11/01/2051	1,820,355
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)(c)
1,800,000	5.625	05/01/2052	1,742,404
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
465,000	3.625	05/01/2040	372,780
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
340,000	4.000	06/15/2040	293,755

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$665,000	5.250%	06/15/2043	$667,553
1,275,000	5.375	06/15/2053	1,270,169
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,200,000	4.850	05/01/2039	2,116,308
3,625,000	5.000	05/01/2049	3,395,544
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (NR/NR)
1,680,000	5.000	04/01/2024	1,681,548
1,005,000	5.000	04/01/2026	1,005,898
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
840,000	4.000	05/01/2040	721,969
905,000	4.000	05/01/2050	710,888
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
1,680,000	5.375	11/01/2038	1,697,021
3,300,000	5.500	11/01/2049	3,281,791
Palermo Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,050,000	5.000	06/15/2043	1,020,020
1,375,000	5.250	06/15/2053	1,338,344
Palm Beach County Health Facilities Authority Hospital RB for Jupiter Medical Center Project 2022 Series A (BBB-/NR)
1,700,000	5.000	11/01/2047	1,696,068
Palm Beach County Health Facilities Authority RB Anticipation Notes for Green Cay Life Plan Village Project Series 2022A (NR/NR)(c)
7,075,000	11.500	07/01/2027	6,845,924
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
2,700,000	4.000	05/15/2053	1,662,878
2,175,000	5.000	05/15/2053	1,603,873
Palm Beach County Health Facilities Authority Revenue Refunding Bonds Series 2022 (NR/NR)
1,650,000	4.000	06/01/2036	1,424,469
1,700,000	4.250	06/01/2056	1,264,188
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
1,175,000	4.300	05/01/2050	968,967
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (NR/A)
400,000	4.000	11/01/2038	392,411
3,290,000	4.200	11/01/2048	3,149,601
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
3,155,000	3.750	05/01/2031	3,161,614
2,140,000	4.000	05/01/2036	2,146,380
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (NR/BBB-)
595,000	4.000	05/01/2027	586,832
2,380,000	5.000	05/01/2039	2,361,687

Municipal Bonds – (continued)
Florida – (continued)
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (NR/AA)
530,000	4.125	05/01/2035	542,375
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
1,855,000	5.250	05/01/2039	1,860,387
5,095,000	5.375	05/01/2050	4,967,596
Parkland Preserve Community Development District Special Assessment RB Series 2019 B (NR/NR)
235,000	5.500	11/01/2032	239,316
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
800,000	4.000	05/01/2051	620,366
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (NR/A-)
2,285,000	4.700	05/01/2049	2,244,503
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (NR/BBB)
800,000	4.375	05/01/2031	802,453
1,065,000	4.500	05/01/2034	1,072,610
Parrish Lakes Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,375,000	5.125	05/01/2043	1,315,954
1,525,000	5.400	05/01/2053	1,453,158
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
795,000	3.500	05/01/2041	625,972
Pasco Community Development District Capital Improvement RB Series 2021A (NR/NR)
1,400,000	4.000	05/01/2052	1,079,764
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (NR/A-)
3,190,000	4.375	05/01/2036	3,201,676
Peace Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)(c)(g)
1,375,000	5.125	06/15/2043	1,365,510
1,900,000	5.375	06/15/2053	1,898,444
Pine Isle Community Development District Special Assessment Bonds Series 2021 (NR/NR)(c)
1,000,000	3.250	12/15/2041	771,577
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
650,000	3.300	05/01/2030	587,788
695,000	3.750	05/01/2037	588,294
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
1,000,000	5.000	07/01/2039	982,468
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
555,000	3.625	05/01/2040	443,552
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
1,915,000	3.500	05/01/2037	1,573,953
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (NR/BBB)
2,795,000	4.750	05/01/2033	2,796,361

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
$1,045,000	5.375%	11/01/2049	$1,036,916
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
250,000	4.000	11/01/2039	220,691
1,205,000	4.000	11/01/2050	960,820
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
750,000	3.500	05/01/2041	607,833
Reunion East Community Development District (NR/NR)*
2,170,000	7.200	05/01/2022	22
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
6,820,000	5.000	05/01/2033	6,891,982
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
470,000	4.500	05/01/2039	437,827
1,520,000	4.625	05/01/2050	1,345,437
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
825,000	4.500	05/01/2040	768,924
825,000	4.750	05/01/2050	748,040
Ridge at Apopka Community Development District Special Assessment Bonds Series 2022 (NR/NR)
850,000	5.375	05/01/2042	836,641
2,150,000	5.500	05/01/2052	2,088,656
Ridge at Health Brook Community Development District Capital Improvement RB Series 2023 (NR/NR)
300,000	5.250	05/01/2043	295,235
550,000	5.500	05/01/2053	539,664
River Glen Community Development District Special Assessment Bond for Assessment Area Two Series 2021 (NR/NR)
1,000,000	3.375	05/01/2041	766,915
2,400,000	4.000	05/01/2051	1,861,098
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
1,030,000	3.625	05/01/2040	825,728
1,000,000	3.875	05/01/2051	760,739
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
1,100,000	4.350	05/01/2051	907,196
River Landing Community Development District Special Assessment Series 2020 B (NR/NR)
970,000	4.250	11/01/2035	878,999
Rivers Edge II Community Development District Special Assessment Bond Series 2021 (NR/NR)
1,040,000	3.500	05/01/2041	804,625
910,000	4.000	05/01/2051	705,667
Rivers Edge III Community Development District Special Assessment Bond Series 2021 (NR/NR)(c)
775,000	3.500	05/01/2041	598,406
905,000	4.000	05/01/2051	702,444
Rolling Oaks Community Development District Special Assessment Bonds Series 2022 (NR/NR)(c)
1,350,000	6.500	05/01/2053	1,379,927

Municipal Bonds – (continued)
Florida – (continued)
Rustic Oaks Community Development District Capital Improvement RB Series 2022 (NR\NR)
2,435,000	3.450	05/01/2042	1,881,743
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,075,000	5.250	05/01/2053	1,041,787
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
320,000	4.000	06/15/2040	275,241
780,000	4.000	06/15/2050	611,014
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,315,000	4.000	12/15/2051	1,017,301
Saltmeadows Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,020,000	5.500	05/01/2053	1,003,738
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(c)
1,410,000	4.125	06/15/2039	1,231,287
Sandmine Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
650,000	6.000	11/01/2052	661,324
Sandmine Road Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(c)
375,000	3.125	05/01/2030	345,546
980,000	3.625	05/01/2040	821,445
950,000	3.750	05/01/2050	741,827
Sarasota County Public Hospital District Fixed Rate Hospital RB Series 2018 (NR/A1)
4,350,000	4.000	07/01/2048	4,078,654
Sawyers Landing Community Development District Special Assessment Bonds Series 2021 (NR/NR)
2,880,000	4.125	05/01/2041	2,406,641
2,555,000	4.250	05/01/2053	2,009,545
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
620,000	3.750	05/01/2040	504,400
1,250,000	4.000	05/01/2051	970,109
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,585,000	4.500	05/01/2042	1,415,012
3,155,000	4.625	05/01/2053	2,700,599
Seminole County Industrial Development Authority RB for The Galileo School Foundation, Inc. Series 2021 A (Ba1/NR)(c)
315,000	4.000	06/15/2036	271,320
425,000	4.000	06/15/2041	347,990
1,195,000	4.000	06/15/2051	899,368
1,105,000	4.000	06/15/2056	801,964
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
900,000	5.300	10/01/2037	903,670
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(c)
2,200,000	5.250	11/01/2039	2,204,685
2,815,000	5.375	11/01/2049	2,751,592

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
$3,800,000	5.250%	11/01/2049	$3,658,944
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
825,000	5.500	05/01/2043	828,127
1,435,000	5.625	05/01/2053	1,429,767
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
4,000,000	5.000	05/01/2049	3,746,807
Silverlake Community Development District Special Assessment Bonds Series 2023 (NR/NR)
885,000	5.500	05/01/2053	887,674
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
1,800,000	4.000	05/01/2052	1,388,268
Six Mile Creek Community Development District Capital Improvement RB Series 2021 (NR/NR)
655,000	4.000	05/01/2052	505,175
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
1,325,000	3.500	05/01/2041	1,025,123
1,125,000	4.000	05/01/2051	872,390
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
310,000	4.125	11/01/2040	268,470
950,000	4.250	11/01/2050	773,386
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(c)
2,100,000	5.125	11/01/2039	2,082,557
3,480,000	5.250	11/01/2049	3,344,985
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000	05/01/2038	1,299,254
2,505,000	5.375	05/01/2049	2,449,051
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
330,000	4.125	11/01/2040	309,093
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (NR/A)
770,000	3.500	05/01/2032	767,564
485,000	3.625	05/01/2035	477,884
1,695,000	3.750	05/01/2038	1,611,028
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
475,000	4.875	05/01/2035	473,152
95,000	5.000	05/01/2038	94,199
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250	05/01/2034	2,030,457
Southern Groves Community Development District No. 5 Special Assessment Bond Series 2021 (NR/NR)
1,010,000	3.125	05/01/2041	738,349
730,000	4.000	05/01/2048	578,116

Municipal Bonds – (continued)
Florida – (continued)
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
$365,000	3.600%	05/01/2034	$319,006
600,000	4.000	05/01/2043	498,645
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
415,000	4.300	05/01/2040	368,308
180,000	4.500	05/01/2046	156,508
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)*
3,230,000	5.800	05/01/2035	2,892,976
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)*
2,640,000	5.800	05/01/2035	1,774,685
Spencer Creek Community Development District Special Assessment RB Series 2019 (NR/NR)
425,000	4.375	05/01/2029	423,719
1,000,000	5.000	05/01/2039	984,396
1,750,000	5.250	05/01/2049	1,685,956
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(c)
1,245,000	5.125	11/01/2037	1,246,707
1,785,000	5.250	11/01/2047	1,722,839
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,030,000	4.800	05/01/2035	1,006,298
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
700,000	4.000	12/15/2041	545,197
475,000	4.000	12/15/2046	349,382
700,000	4.000	12/15/2050	496,625
St. Johns County Industrial Development Authority RB Refunding for Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (NR/NR)
7,475,000	4.000	08/01/2055	5,842,918
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)
2,220,000	4.000	05/01/2052	1,711,770
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)*
418,112	5.500	11/01/2010	225,781
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,135,000	5.000	05/01/2034	2,135,412
Stoneybrook Community Development District Tax Exempt Special Assessment RB for Village of Estero Series 2022-1 (NR/AA-)
1,750,000	4.300	05/01/2052	1,662,427
Stoneybrook North Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
875,000	6.375	11/01/2052	907,826

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
$1,100,000	4.500%	06/15/2039	$1,029,726
1,100,000	4.625	06/15/2049	979,714
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2023 (NR/NR)
555,000	5.500	06/15/2053	556,239
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,750,000	5.125	11/01/2034	1,794,977
3,495,000	5.500	11/01/2044	3,543,892
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,435,000	6.500	05/01/2023	2,441,753
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)(c)
2,875,000	3.750	12/15/2050	2,238,441
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
420,000	4.000	12/15/2039	363,908
860,000	4.125	12/15/2049	692,107
Storey Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
575,000	5.200	06/15/2042	564,087
925,000	5.375	06/15/2052	896,421
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR\NR)
1,000,000	4.000	06/15/2052	785,162
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)(c)
325,000	3.300	06/15/2041	247,391
Storey Park Community Development District Special Assessment Bonds for Assessment Area Three Project Series 2019 (NR/NR)(c)
400,000	3.750	06/15/2029	383,552
Storey Park Community Development District Special Assessment Bonds for City of Orlando Series 2022 (NR/NR)
1,000,000	5.150	06/15/2052	942,383
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
925,000	4.000	05/01/2052	713,415
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
895,000	3.750	05/01/2040	730,728
1,185,000	4.000	05/01/2050	926,671
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
440,000	3.400	05/01/2041	335,415
295,000	4.000	05/01/2051	228,760

Municipal Bonds – (continued)
Florida – (continued)
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
705,000	3.750	05/01/2040	604,571
875,000	4.000	05/01/2051	713,058
Sunbridge Stewardship District Special Assessment RB for Weslyn Park Project Series 2022 (NR/NR)
1,000,000	5.200	05/01/2042	961,361
1,800,000	5.350	05/01/2052	1,708,510
Sunbridge Stewardship District Special Assessment RB Series 2022 (NR/NR)
1,550,000	5.500	05/01/2052	1,529,936
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,630,000	4.000	05/01/2038	1,436,117
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
785,000	3.750	05/01/2026	768,437
1,550,000	4.000	05/01/2033	1,456,539
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,365,000	5.250	11/01/2034	1,368,504
2,350,000	6.000	11/01/2044	2,360,262
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
715,000	3.375	05/01/2041	550,630
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
1,110,000	4.800	05/01/2036	1,087,019
1,715,000	5.000	05/01/2046	1,618,548
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR\NR)
3,250,000	4.000	06/15/2042	2,720,277
6,000,000	4.000	06/15/2052	4,623,903
Terreno Community Development District Special Assessment Bonds Series 2023 (NR/NR)
900,000	5.250	05/01/2053	864,497
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
2,050,000	3.300	12/15/2041	1,544,580
Timber Creek Southwest Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,000,000	4.000	06/15/2040	856,877
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (NR/A+)
690,000	3.375	05/01/2032	682,230
1,345,000	3.600	05/01/2037	1,287,877
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
615,000	4.000	05/01/2051	480,530
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (NR/AA)
1,760,000	3.750	05/01/2040	1,684,066

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(c)
$375,000	5.625%	05/01/2040	$381,637
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125	05/01/2039	299,708
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,160,000	4.250	05/01/2037	1,073,900
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)(c)
8,310,000	4.400	05/01/2040	7,587,602
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
225,000	5.750	11/01/2027	232,133
1,955,000	6.250	11/01/2044	2,040,589
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
2,645,000	5.375	11/01/2039	2,679,449
5,390,000	5.500	11/01/2049	5,361,759
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
1,560,000	4.625	06/15/2038	1,479,670
2,440,000	4.750	06/15/2048	2,196,948
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
550,000	4.000	12/15/2040	472,810
1,145,000	4.125	12/15/2049	926,674
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (Baa1/A-)
10,000,000	5.000	04/01/2048	10,297,010
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
1,085,000	4.625	05/01/2050	962,293
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(c)
525,000	3.625	05/01/2040	440,060
1,000,000	4.000	05/01/2051	814,924
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
1,700,000	3.000	05/01/2041	1,226,465
1,300,000	4.000	05/01/2052	1,002,543
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)(c)
975,000	5.375	11/01/2049	952,770
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(c)
875,000	3.750	05/01/2040	713,465
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
700,000	3.500	11/01/2041	543,839
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
940,000	5.250	11/01/2027	952,288
2,735,000	6.125	11/01/2046	2,795,436

Municipal Bonds – (continued)
Florida – (continued)
Triple Creek Community Development District Special Assessment Series 2018 A (NR/NR)(c)
785,000	4.700	11/01/2029	792,164
1,525,000	5.125	11/01/2038	1,520,218
2,165,000	5.375	11/01/2048	2,113,465
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
1,000,000	4.625	05/01/2039	937,163
1,995,000	4.750	05/01/2050	1,770,059
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)(c)
4,625,000	4.750	11/01/2048	4,136,550
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
1,200,000	5.000	11/01/2039	1,180,904
1,850,000	5.125	11/01/2049	1,746,706
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
1,140,000	4.000	11/01/2027	1,122,488
3,160,000	4.625	11/01/2037	3,004,727
2,790,000	4.750	11/01/2047	2,507,313
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
2,420,000	5.625	11/01/2045	2,440,641
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR\NR)
1,400,000	4.000	05/01/2052	1,079,764
Tuckers Pointe Community Development District Special Assessment Revenue Note Series 2022 (NR\NR)
4,200,000	3.625	05/01/2032	3,774,140
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (NR/A)
2,245,000	4.375	05/01/2035	2,263,448
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (NR/A)
1,700,000	3.500	05/01/2032	1,689,402
2,545,000	3.625	05/01/2037	2,433,124
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
615,000	4.750	05/01/2037	593,230
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
2,300,000	3.750	12/15/2039	1,921,597
3,505,000	4.000	12/15/2049	2,760,269
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(c)
1,000,000	5.000	12/15/2032	1,009,353
1,705,000	5.000	12/15/2037	1,691,744
5,330,000	5.000	12/15/2047	5,012,550
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,850,000	5.250	05/01/2052	1,757,498
Two Rivers West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,600,000	6.000	05/01/2043	1,617,988
2,545,000	6.250	05/01/2053	2,571,361

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(c)
$2,415,000	5.500%	11/01/2047	$2,414,441
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
2,800,000	3.375	05/01/2045	2,383,599
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(c)
1,400,000	4.000	05/01/2051	1,096,176
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
2,760,000	4.000	05/01/2052	2,147,400
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
320,000	6.000	11/01/2027	332,604
2,050,000	6.500	11/01/2043	2,216,207
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
450,000	6.375	11/01/2027	461,685
2,295,000	7.125	11/01/2044	2,358,854
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(c)
4,655,000	5.125	05/01/2049	4,418,389
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
1,000,000	5.000	11/01/2039	984,338
1,700,000	5.125	11/01/2049	1,607,048
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR)
980,000	5.000	11/01/2039	964,651
1,590,000	5.125	11/01/2049	1,503,063
Veranda Community Development District II Special Assessment Area 3 4 & 5 Series 2018 B (NR/NR)
1,210,000	5.875	11/01/2032	1,223,044
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)(c)
350,000	3.600	05/01/2041	274,767
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(c)
550,000	3.600	05/01/2041	431,777
890,000	4.000	05/01/2051	690,157
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
4,355,000	4.000	05/01/2031	4,162,324
1,700,000	4.125	05/01/2034	1,597,939
1,000,000	4.250	05/01/2037	914,840
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (NR/BBB)(c)
1,980,000	4.000	05/01/2031	1,983,161
2,940,000	4.000	05/01/2037	2,851,360
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
735,000	5.125	11/01/2035	740,732
990,000	5.250	11/01/2046	960,148

Municipal Bonds – (continued)
Florida – (continued)
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	6.625	11/01/2052	1,040,899
Verano Community Development District Special Assessment Bonds Series 2023 (NR/NR)(g)
500,000	5.375	05/01/2043	500,171
800,000	5.625	05/01/2053	804,851
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
265,000	4.000	05/01/2040	226,348
1,700,000	4.000	05/01/2050	1,328,439
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
370,000	4.000	05/01/2040	316,033
2,015,000	4.000	05/01/2050	1,573,385
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
265,000	4.000	05/01/2040	226,348
1,740,000	4.000	05/01/2050	1,358,655
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
1,625,000	2.600	05/01/2034	1,398,963
Viera Stewardship District Special Assessment RB Series 2021 (NR/NR)
1,630,000	3.125	05/01/2041	1,199,220
1,590,000	4.000	05/01/2053	1,217,619
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
1,000,000	3.750	05/01/2037	856,286
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
3,905,000	6.000	05/01/2044	3,908,352
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
9,615,000	3.700	05/01/2050	7,313,915
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(c)
4,135,000	3.250	05/01/2040	3,182,387
9,185,000	3.500	05/01/2051	6,603,836
Village Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)
4,425,000	3.250	05/01/2052	2,998,114
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
1,150,000	5.250	05/01/2053	1,093,283
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR\ NR)
1,130,000	4.000	05/01/2052	870,574
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
885,000	4.625	05/01/2039	830,306
1,355,000	4.875	05/01/2050	1,225,781
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
555,000	3.750	05/01/2040	453,672
1,000,000	4.000	05/01/2051	776,631

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (NR/BBB-)
$1,000,000	3.750%	11/01/2031	$970,306
1,000,000	4.000	11/01/2036	956,606
1,300,000	4.125	11/01/2046	1,173,762
Waterford Community Development District Capital Improvement RB Series 2023 (NR/NR)
535,000	5.375	05/01/2043	526,907
670,000	5.600	05/01/2053	659,433
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
2,560,000	5.500	05/01/2034	2,575,787
3,810,000	5.750	05/01/2044	3,823,561
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
4,040,000	5.250	05/01/2049	3,889,979
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (NR/BBB+)
3,230,000	4.200	05/01/2036	3,189,805
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
1,640,000	5.125	11/01/2038	1,638,369
2,800,000	5.250	11/01/2049	2,691,367
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,210,000	5.125	11/01/2035	1,214,031
1,945,000	5.500	11/01/2045	1,946,436
Wellness Ridge Community Development District Special Assessment Bonds Series 2023 (NR/NR)(c)(g)
1,320,000	5.125	06/15/2043	1,307,635
1,215,000	5.375	06/15/2053	1,210,411
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
1,215,000	4.250	11/01/2049	1,000,522
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)(c)
570,000	3.625	05/01/2041	446,610
1,545,000	4.000	05/01/2051	1,198,946
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
550,000	5.250	05/01/2052	518,742
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
1,445,000	3.400	05/01/2041	1,105,688
West Villages Improvement District Special Assessment RB for Neighborhood Infrastructure Series 2022 (NR/NR)
475,000	5.375	05/01/2042	475,231
1,350,000	5.500	05/01/2053	1,332,799
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)(g)
850,000	5.375	05/01/2043	847,397
2,265,000	5.625	05/01/2053	2,273,557
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
2,340,000	4.750	05/01/2039	2,223,763
3,790,000	5.000	05/01/2050	3,525,066

Municipal Bonds – (continued)
Florida – (continued)
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)(c)
480,000	5.000	05/01/2038	475,803
600,000	5.200	05/01/2048	577,131
Westside Community Development District Special Assessment RB for Solara Phase 2 Assessment Area Series 2019 (NR/NR)
990,000	4.625	05/01/2039	927,791
1,590,000	4.850	05/01/2049	1,441,700
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)(c)
800,000	4.100	05/01/2037	719,930
795,000	4.125	05/01/2038	710,726
Westside Community Development District Special Assessment RB Series 2019 (NR/NR)
1,200,000	5.000	05/01/2039	1,181,275
2,000,000	5.200	05/01/2050	1,901,274
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
1,650,000	4.000	05/01/2052	1,269,112
Westview North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,150,000	6.000	06/15/2052	1,162,017
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
830,000	5.500	05/01/2053	826,330
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,100,000	5.750	05/01/2052	1,112,319
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
1,175,000	4.000	05/01/2052	913,360
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
970,000	5.000	11/01/2049	897,850
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
1,770,000	5.000	11/01/2045	1,681,784
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR\NR)
1,260,000	4.250	05/01/2052	1,016,730
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
1,200,000	4.400	11/01/2035	1,123,135
625,000	4.250	05/01/2040	551,200
500,000	4.500	05/01/2051	422,919
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
380,000	5.375	05/01/2035	383,812
3,020,000	5.625	05/01/2045	3,035,432
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/2036	769,411
1,445,000	5.000	05/01/2047	1,360,047

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
$1,585,000	3.700%	05/01/2040	$1,295,266
1,960,000	3.875	05/01/2050	1,480,975
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
565,000	3.375	05/01/2041	431,803
890,000	4.000	05/01/2051	691,430

			1,300,417,717

Georgia – 1.4%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A1/A)
1,500,000	5.250	07/01/2040	1,544,382
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A2/A-)
1,000,000	4.000	07/01/2040	992,980
Burke County Development Authority Pollution Control RB Fifth Series 1995 (BBB+/A-2/A-)
1,875,000	2.200	10/01/2032	1,526,292
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (NR/NR)
900,000	5.125	03/01/2052	652,963
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
8,650,000	4.000	01/01/2054	6,829,562
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/NR)(c)
940,000	3.625	01/01/2031	820,143
940,000	5.000	01/01/2036	859,358
4,950,000	5.000	01/01/2054	3,868,606
Main Street Natural Gas Inc. Gas Supply RB Series 2022C (NR/BBB-)(c)
2,400,000	4.000	11/01/2024	2,376,157
2,990,000	4.000	11/01/2025	2,935,957
3,115,000	4.000	11/01/2026	3,026,001
Main Street Natural Gas Inc. Gas Supply RB Series 2023A (NR/NR)(a)(h)
34,000,000	5.000	06/01/2030	35,467,967
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (NR/NR)(a)(h)
8,175,000	5.000	03/01/2030	8,652,719
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A3/NR)
6,650,000	5.000	05/15/2043	6,683,950
24,850,000	5.000	05/15/2049	25,125,268
Municipal Electric Authority of Georgia Plant Vogtle Project J Bonds Series 2019A (A3/A)
5,000,000	5.000	01/01/2059	5,049,617
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (Baa1/A)
1,000,000	5.000	01/01/2034	1,075,746
5,000,000	5.000	01/01/2039	5,225,368
10,000,000	5.000	01/01/2049	10,216,483

Municipal Bonds – (continued)
Georgia – (continued)
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(c)
3,500,000	4.000	01/01/2038	3,216,798

			126,146,317

Guam – 0.4%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (AMT) (Baa2/NR)(g)
610,000	5.125	10/01/2034	626,576
220,000	5.250	10/01/2035	225,312
510,000	5.250	10/01/2036	517,296
300,000	5.375	10/01/2040	301,342
975,000	5.375	10/01/2043	977,475
Antonio B Won Pat International Airport Authority RB Refunding Series 2013 C (AMT) (AGM) (Baa2/NR)
1,265,000	6.125	10/01/2043	1,284,017
Antonio B Won Pat International Airport Authority RB Refunding Series 2013 C (AMT) (Baa2/NR)
1,230,000	6.375	10/01/2043	1,249,981
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
1,500,000	3.839	10/01/2036	1,217,645
1,925,000	4.460	10/01/2043	1,496,838
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
7,680,000	5.000	02/01/2040	7,756,143
Guam Government Limited Obligation RB Section 30 Series 2016 A (NR/BB)
500,000	5.000	12/01/2031	520,633
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
1,540,000	5.000	01/01/2050	1,564,441
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
960,000	5.000	07/01/2035	998,558
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
13,300,000	5.000	01/01/2046	13,494,211
Port Authority of Guam RB Series 2018 A (Baa2/A)
2,500,000	5.000	07/01/2048	2,564,444
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Ba1/NR)
1,000,000	5.000	11/01/2035	1,063,654

			35,858,566

Hawaii – 0.2%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Baa1/NR)
6,000,000	3.200	07/01/2039	5,091,648
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
675,000	5.000	05/15/2044	679,452
2,750,000	5.000	05/15/2049	2,749,788

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Hawaii – (continued)
State of Hawaii Department of Budget and Finance Pacific University Special Purpose Revenue Refunding Bonds Series 2018 (NR/NR)(c)
$13,220,000	6.000%	07/01/2028	$13,495,161

			22,016,049

Illinois – 7.6%
Belleville Tax Increment & Sales Tax Refunding RB for Carlyle Green Mount Redevelopment Project Series 2021B (NR/NR)
915,000	3.750	07/01/2041	846,203
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (Ba3/BB)
1,400,000	5.382	12/01/2023	1,390,479
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
16,000,000	6.000	04/01/2046	16,826,173
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (NR/NR)
1,700,000	5.000	04/01/2042	1,710,241
1,625,000	5.000	04/01/2046	1,627,233
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB)(e)
9,125,000	0.000	12/01/2029	7,088,276
6,905,000	0.000	12/01/2030	5,120,665
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(e)
125,000	0.000	12/01/2029	97,100
Chicago Illinois Board of Education GO Bonds Series 2017 A (NR/BB)(c)
5,500,000	7.000	12/01/2046	5,965,853
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(e)
22,095,000	0.000	12/01/2031	15,627,480
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba3/BB)
8,965,000	5.500	12/01/2029	9,738,524
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB)
20,125,000	5.250	12/01/2035	20,343,101
10,410,000	5.250	12/01/2039	10,519,484
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (Ba3/BB)
2,300,000	5.500	12/01/2030	2,523,598
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba3/BB)
13,525,000	6.038	12/01/2029	13,270,887
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2012 B (Ba3/BB)
11,675,000	4.000	12/01/2035	10,939,536

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB)
54,375,000	7.000	12/01/2044	57,501,062
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB)
61,035,000	6.500	12/01/2046	64,338,989
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
1,250,000	5.000	12/01/2030	1,346,628
1,025,000	5.000	12/01/2031	1,099,987
1,000,000	5.000	12/01/2032	1,071,520
1,250,000	5.000	12/01/2034	1,329,258
1,000,000	5.000	12/01/2035	1,056,441
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (Ba1/BBB+)(e)
11,545,000	0.000	01/01/2032	8,095,368
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (Ba1/WR/BBB+)
1,800,000	5.500	01/01/2037	1,837,149
Chicago Illinois GO Bonds Project Refunding Series 2014 A (Ba1/BBB+)
8,375,000	5.250	01/01/2033	8,440,369
6,295,000	5.000	01/01/2034	6,324,045
Chicago Illinois GO Bonds Series 2010 B (Ba1/BBB+)
3,145,000	7.517	01/01/2040	3,621,282
Chicago Illinois GO Bonds Series 2015 A (NR/BBB+)
4,180,000	5.500	01/01/2039	4,253,960
Chicago Illinois GO Bonds Series 2015 B (NR/BBB+)
743,000	7.375	01/01/2033	807,047
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (Ba1/WR/BBB+)
3,775,000	5.500	01/01/2042	3,828,434
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (Ba1/WR/BBB+)
2,500,000	5.500	01/01/2042	2,535,387
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
14,455,000	5.000	01/01/2038	14,654,226
Chicago Illinois GO Refunding Bonds Series 2017 A (NR/BBB+)
1,500,000	6.000	01/01/2038	1,602,650
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (NR/A)
1,500,000	5.000	01/01/2039	1,511,926
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (NR/AA)
5,460,000	4.000	01/01/2052	5,210,388
Chicago Park District GO Bonds Limited Tax Series 2018 A (NR/AA-)
2,585,000	4.000	01/01/2041	2,507,358
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
6,850,000	5.750	04/01/2048	7,458,091
City of Chicago Board of Education UT GO Bonds for Dedicated Revenues Series 2018D (NR/BB)
14,270,000	5.000	12/01/2046	13,826,457

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
City of Chicago Board of Education UT GO Bonds Series 2012A (Ba2/BB)
$5,000,000	5.000%	12/01/2042	$4,871,440
City of Chicago Board of Education UT GO Bonds Series 2018D (NR/BB)
6,800,000	5.000	12/01/2046	6,715,911
City of Chicago Board of Education UT GO Bonds Series 2022A (NR/BB)
4,700,000	4.000	12/01/2047	3,967,350
City of Chicago Board of Education UT GO Series 2015E Project Bonds (NR/BB)
1,450,000	5.125	12/01/2032	1,464,006
City of Chicago GO Bonds Project & Refunding Series 2014A (Baa3/BBB+)
10,500,000	5.000	01/01/2036	10,523,346
City of Chicago GO Bonds Series 2019A (NR/BBB+)
3,125,000	5.500	01/01/2049	3,268,444
City of Chicago GO Bonds Series 2023A (Baa3/BBB+)
2,220,000	5.500	01/01/2043	2,338,464
City of Chicago IL GO Bonds Series 2019 (BBB+/NR)
8,765,000	5.000	01/01/2044	8,786,003
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2017D (NR/A+)
4,000,000	5.000	01/01/2052	4,053,074
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (AGM) (NR/AA)
6,900,000	5.500	01/01/2053	7,415,347
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (NR/A+)
2,400,000	4.500	01/01/2048	2,401,118
12,000,000	5.250	01/01/2053	12,564,326
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (NR/A+)
1,000,000	5.500	01/01/2055	1,076,624
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2018A (NR/AA)
10,000,000	4.000	01/01/2043	9,691,965
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (A2/AA)
735,000	5.432	01/01/2042	716,455
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (A2/AA)
7,350,000	6.314	01/01/2044	7,842,413
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
1,750,000	5.800	03/01/2037	1,486,445
County of Will Illinois GO Bonds Series 2019 (Aa1/AA+)
2,500,000	4.000	11/15/2047	2,501,902
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,066,000	5.625	03/01/2036	1,049,568
Illinois Finance Authority Charter School RB Series 2021A (NR/NR)(c)
2,250,000	5.000	07/01/2051	1,739,675
2,250,000	5.000	07/01/2056	1,690,534

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority Multifamily Housing RB Series 2018A-1 (NR/NR)
653,503	5.000	12/01/2053	7
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (NR/BBB+)
715,000	5.000	12/01/2034	758,753
920,000	5.000	12/01/2039	947,974
1,175,000	5.000	12/01/2044	1,193,252
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)(c)
4,000,000	5.625	08/01/2053	3,905,836
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
1,200,000	5.000	03/01/2047	1,164,727
1,050,000	5.000	03/01/2052	999,476
Illinois Finance Authority RB for Lake Forest College Series 2022A (BBB-/NR)
2,250,000	5.500	10/01/2047	2,253,910
1,925,000	5.250	10/01/2052	1,831,526
Illinois Finance Authority RB for Plymouth Place Series 2022A (NR/NR)
1,750,000	6.625	05/15/2052	1,780,299
3,500,000	6.750	05/15/2058	3,574,035
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(c)
12,425,000	6.125	04/01/2049	12,085,513
Illinois Finance Authority RB for Roosevelt University Series 2019A (NR/NR)(c)
1,400,000	6.125	04/01/2058	1,338,926
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
950,000	4.000	10/01/2040	863,621
950,000	4.000	10/01/2050	803,517
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
1,645,000	4.000	05/15/2027	1,583,848
2,825,000	5.000	05/15/2037	2,682,107
1,055,000	5.000	05/15/2047	943,559
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Baa3/NR)
1,500,000	4.000	09/01/2035	1,303,184
1,725,000	5.000	09/01/2036	1,646,364
2,000,000	4.000	09/01/2037	1,672,316
2,000,000	4.000	09/01/2039	1,625,809
1,500,000	5.000	09/01/2040	1,375,930
1,500,000	4.000	09/01/2041	1,179,658
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa2/A-)
500,000	5.000	09/01/2036	516,935
3,470,000	5.000	09/01/2046	3,523,191
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
950,000	5.000	05/15/2051	756,737
765,000	5.000	05/15/2056	594,388
Illinois Finance Authority RB Series 2013 A (NR/NR)
3,935,000	5.250	05/15/2047	3,645,979

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Series 2021 (NR\BB+)(c)
$2,125,000	4.000%	10/01/2042	$1,608,235
Illinois Finance Authority RB Series 2022A (NR/NR)
5,500,000	5.500	06/01/2057	4,864,132
Illinois State GO Bonds Series 2013 (Baa2/BBB)
5,050,000	5.500	07/01/2038	5,065,078
Illinois State GO Bonds Series 2014 (Baa2/BBB)
2,525,000	5.000	05/01/2029	2,563,726
10,000,000	5.000	05/01/2030	10,148,147
5,000,000	5.000	05/01/2039	5,035,101
Illinois State GO Bonds Series 2017 A (Baa2/BBB)
9,500,000	5.000	12/01/2035	10,064,390
1,805,000	4.500	12/01/2041	1,814,824
4,730,000	5.000	12/01/2042	4,886,043
Illinois State GO Bonds Series 2017 D (Baa2/BBB)
2,740,000	5.000	11/01/2028	2,971,822
Illinois State GO Bonds Series 2018 A (Baa2/BBB)
350,000	5.000	05/01/2032	379,777
5,280,000	5.000	05/01/2042	5,505,931
5,280,000	5.000	05/01/2043	5,498,274
Illinois State GO Bonds Series 2019 C (Baa2/BBB)
3,000,000	4.000	11/01/2042	2,840,364
Illinois State GO Bonds Series 2020 (Baa2/BBB)
1,575,000	5.500	05/01/2039	1,742,640
4,250,000	5.750	05/01/2045	4,684,705
Illinois State GO Bonds Series 2020 C (Baa2/BBB)
1,500,000	4.250	10/01/2045	1,451,143
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,565,000	6.250	03/01/2034	1,566,054
Metropolitan Pier & Exposition Authority Dedicated State Tax RB for McCormick Place Expansion Series 2002A (Baa3/A-)(e)
11,900,000	0.000	06/15/2038	6,045,214
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/BBB+)(e)
15,690,000	0.000	12/15/2032	10,816,735
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL) (NR/NR)(e)
530,000	0.000	06/15/2030	434,230
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (NR/BBB+)(e)
5,000,000	0.000	06/15/2030	3,821,787
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (A2/AA)(e)
6,455,000	0.000	06/15/2044	2,404,067
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (NR/BBB+)(e)
66,700,000	0.000	12/15/2056	11,031,026
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (A2/AA)(e)
18,400,000	0.000	12/15/2056	3,539,374

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/BBB+)(e)
70,000,000	0.000	12/15/2054	12,961,438
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (A-/NR)
2,125,000	4.000	06/15/2052	1,829,796
Plano Special Service Area No. 5 Special Tax Bonds for Lakewood Springs Club Series 2006 (NR/NR)
1,428,000	6.000	03/01/2036	1,378,781
Regional Transportation Authority Illinois GO Bonds Series 2016 A (A1/AA)
7,730,000	4.000	06/01/2046	7,689,482
State of Illinois GO Bonds Series 2014 (Baa1/BBB+)
3,435,000	5.250	02/01/2033	3,477,374
2,665,000	5.250	02/01/2034	2,696,502
State of Illinois GO Bonds Series 2017 A (Baa2/BBB)
9,500,000	4.250	12/01/2040	9,436,854
State of Illinois GO Bonds Series 2017 D (Baa2/BBB)
4,910,000	3.250	11/01/2026	4,943,219
State of Illinois GO Bonds Series 2017C (Baa1/BBB+)
15,000,000	5.000	11/01/2029	16,236,045
State of Illinois GO Bonds Series 2020C (A3/A-)
1,000,000	4.000	10/01/2041	954,796
State of Illinois GO Bonds Series 2021A (Baa1/BBB+)
4,520,000	4.000	03/01/2041	4,339,218
State of Illinois GO Refunding Bonds Series 2018A (Baa1/BBB+)
8,230,000	5.000	10/01/2028	9,056,758
State of Illinois GO Unlimited Bonds Series 2017 A (Baa2/BBB)
2,750,000	4.000	12/01/2033	2,812,868
7,950,000	4.250	12/01/2037	8,022,394
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)(c)
3,170,000	5.750	03/01/2053	3,043,270
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)(c)
480,000	5.000	01/01/2045	444,008
1,800,000	5.000	01/01/2055	1,608,685
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
2,000,000	5.000	01/01/2039	1,824,545
Village of Romeoville RB Refunding for Lewis University Series 2018 B (NR/BBB)
540,000	4.125	10/01/2041	473,778
2,330,000	4.125	10/01/2046	1,945,784

			696,567,056

Indiana – 0.2%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (NR/BBB+)
1,300,000	5.000	02/01/2029	1,315,174
1,250,000	5.250	02/01/2034	1,267,024
1,500,000	5.000	02/01/2039	1,509,470

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Indiana – (continued)
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (NR/BBB)
$400,000	4.000%	09/15/2049	$343,240
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (NR/BB-)
2,415,000	4.125	12/01/2026	2,361,562
Indiana Finance Authority Midwestern Disaster Relieft RB Series 2012A (NR/NR)
1,000,000	4.250	11/01/2030	1,008,262
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (Ba1/NR)
865,000	5.000	07/01/2055	786,670
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (Ba1/NR)
1,000,000	3.000	11/01/2030	927,644
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (Ba1/NR)
2,500,000	3.000	11/01/2030	2,319,110
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (WR/NR)*
7,520,823	6.500	11/15/2031	75
Town of Upland RB Refunding for Taylor University, Inc. Series 2021 (NR/A-)
3,300,000	2.500	09/01/2050	2,107,857

			13,946,088

Iowa – 0.3%
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds for Iowa Fertilizer Company Project Series 2022 (NR/BBB-)(a)(h)
2,300,000	5.000	12/01/2042	2,271,502
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds Series 2022 (BBB-/NR)
15,800,000	5.000	12/01/2050	15,338,119
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (NR/NR)
2,050,000	4.000	05/15/2055	1,244,809
3,600,000	5.000	05/15/2055	2,630,612
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (BBB+/NR)
975,000	5.375	10/01/2052	1,016,291
Tobacco Settlement Authority Asset Backed Bonds Class 1 Senior Current Interest Bonds Series 2021A-2 (NR/BBB+)
3,000,000	4.000	06/01/2049	2,640,359

			25,141,692

Kansas – 0.1%
City of Manhattan Health Care Facilities RB Series 2022A (NR\NR)
2,070,000	4.000	06/01/2052	1,419,325
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
1,075,000	4.000	06/01/2046	773,714
City of Prairie Village Special Obligation Tax Increment Revenue Refunding Bonds Series 2021 (NR/NR)
705,000	2.875	04/01/2030	625,196
940,000	3.125	04/01/2036	755,887

Municipal Bonds – (continued)
Kansas – (continued)
City of Topeka Health Care Facilities RB for Brewster Place Series 2022A (NR/NR)
1,775,000	6.500	12/01/2052	1,747,284
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
1,155,000	5.000	05/15/2028	1,117,015
1,215,000	5.000	05/15/2029	1,165,485
2,850,000	5.000	05/15/2034	2,634,124
1,190,000	5.000	05/15/2050	954,827

			11,192,857

Kentucky – 0.4%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022B (NR/NR)(c)
3,150,000	4.450	01/01/2042	2,933,344
3,375,000	4.700	01/01/2052	3,091,558
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (AMT) (A1/A)
2,000,000	2.125	10/01/2034	1,605,106
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (AMT) (A1/A)
3,000,000	2.000	02/01/2032	2,529,331
Kentucky Bond Development Corp. RB for Centre College of Kentucky Series 2021 (A3/A)
700,000	4.000	06/01/2046	635,666
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
205,000	4.000	03/01/2046	184,424
130,000	4.000	03/01/2049	115,072
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (A2/AA)
900,000	4.000	12/01/2041	896,268
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A2/AA)
2,000,000	4.000	06/01/2037	1,938,096
2,925,000	4.000	06/01/2045	2,691,389
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
8,030,000	5.000	08/01/2049	8,129,342
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (NR/A)
5,000,000	5.750	10/01/2042	5,047,981
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (NR/A)
3,000,000	3.000	10/01/2043	2,389,301

			32,186,878

Louisiana – 1.1%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (NR/BB)
1,600,000	5.000	12/01/2034	1,555,140
4,765,000	5.000	12/01/2039	4,320,268

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
City of New Orleans Public Improvement Bonds Series 2021A (A2/A+)
$9,000,000	5.000%	12/01/2050	$9,528,911
Lakeshore Villages Master Community Development District Special Assessment RB Series 2022 (NR/NR)
1,410,000	5.500	06/01/2052	1,411,896
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(c)
1,900,000	4.125	06/01/2039	1,703,450
2,300,000	4.375	06/01/2048	1,997,470
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
1,810,000	3.200	06/01/2041	1,431,500
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)(c)
5,395,000	6.625	06/15/2062	5,360,013
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (NR/BBB)
8,865,000	3.500	11/01/2032	8,148,760
Louisiana Public Facilities Authority RB for Geo Academies Mid- City Project Series 2022 (NR/NR)(c)
930,000	6.125	06/01/2052	927,398
1,325,000	6.250	06/01/2062	1,321,012
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)(c)
900,000	6.250	06/01/2052	856,018
1,850,000	6.375	06/01/2062	1,740,198
Louisiana Public Facilities Authority RB for Lincoln Prepatory School Project Series 2022A (NR/NR)(c)
900,000	6.375	06/01/2052	864,854
1,850,000	6.500	06/01/2062	1,762,018
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (NR/AA)
2,000,000	3.000	06/01/2050	1,489,272
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A3/NR)
3,225,000	5.000	07/01/2059	3,255,366
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A3/A)
12,725,000	4.000	05/15/2042	12,491,918
3,100,000	5.000	05/15/2046	3,152,994
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)(c)
2,470,000	4.000	06/01/2051	1,870,450
2,070,000	4.000	06/01/2056	1,521,545
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)(c)
1,640,000	4.000	06/01/2051	1,241,918
1,065,000	4.000	06/01/2056	782,824
Louisiana Public Facilities Authority Revenue Refunding Bonds for Ochsner Clinic Foundation Project Series 2017 (A3/A)
12,150,000	5.000	05/15/2042	12,467,306

Municipal Bonds – (continued)
Louisiana – (continued)
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A2/A-)
16,395,000	5.000	01/01/2045	16,432,472
Parish of St. James RB for NuStar Logistics LP Series 2008 (Ba3/BB-) (a)(c)(h)
1,400,000	6.100	06/01/2030	1,503,758
Parish of St. James RB for NuStar Logistics LP Series 2010 (Ba3/BB-)(c)
2,375,000	6.350	07/01/2040	2,556,878

			101,695,607

Maine – 0.2%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/BBB+)
800,000	4.000	01/01/2039	789,287
Finance Authority of Maine RB Series 2021 (NR/NR) (NR/NR)(c)
10,175,000	8.000	12/01/2051	5,936,210
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2018 A (A1/A+)
7,750,000	5.000	07/01/2048	7,953,423

			14,678,920

Maryland – 0.8%
Baltimore County RB for Riderwood Village Facility Series 2020 (NR/NR)
3,000,000	4.000	01/01/2039	2,823,540
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/2033	2,893,456
1,500,000	5.000	09/01/2038	1,508,699
City Council of Baltimore Convention Center Hotel Revneue Refunding Bonds Series 2017 (NR/CCC+)
4,900,000	5.000	09/01/2042	4,729,023
City of Baltimore RB Refunding for Baltimore Hotel Corp. Series 2017 (NR/CCC)
1,400,000	5.000	09/01/2028	1,427,670
860,000	5.000	09/01/2039	852,742
6,135,000	5.000	09/01/2046	5,780,943
City of Baltimore Tax Allocation for Harbor Point Special Taxing District Project Series 2019 B (NR/NR)(c)
325,000	3.550	06/01/2034	279,165
200,000	3.700	06/01/2039	164,812
300,000	3.875	06/01/2046	239,089
City of Baltimore Tax Allocation Refunding Senior Lien for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(c)
290,000	3.400	06/01/2034	244,986
310,000	3.450	06/01/2035	258,897
550,000	3.500	06/01/2039	445,364
1,650,000	3.625	06/01/2046	1,283,854
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
1,450,000	5.000	07/01/2036	1,465,069
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
2,370,000	4.000	01/01/2050	2,051,505

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – (continued)
Maryland – (continued)
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
$1,850,000		4.000%		01/01/2045		$1,627,119
9,765,000		4.000		01/01/2050		8,310,608
County of Prince George’s Special Obligation Bonds for Westphalia Town Center Project Series 2018 (NR/NR)(c)
1,885,000		5.250		07/01/2048		1,844,338
Frederick County Urbana Community Development Authority Special Tax Series 2020 C (NR/NR)(c)
3,765,000		4.000		07/01/2050		3,266,154
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (NR/BB)
2,375,000		5.000		06/01/2058		2,187,517
Maryland Economic Development Corp. RB for Morgan State University Project Series 2020 (NR/BBB-)
925,000		4.000		07/01/2040		837,815
1,400,000		4.250		07/01/2050		1,216,478
1,175,000		5.000		07/01/2050		1,166,936
2,265,000		5.000		07/01/2056		2,221,624
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (Baa3/NR)
3,050,000		5.000		06/01/2049		3,121,187
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
6,170,000		3.997		04/01/2034		4,960,443
Maryland Economic Development Corp. Senior Student Housing RB for Morgan State University Project Series 2022A (NR/BBB-)
1,000,000		5.750		07/01/2053		1,062,484
2,000,000		6.000		07/01/2058		2,161,766
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (Baa1/NR)
1,000,000		4.000		07/01/2050		900,498
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB)
840,000		3.000		10/01/2034		761,414
500,000		4.000		10/01/2040		477,740
Maryland Health & Higher Educational Facilities Authority RB Refunding for Stevenson University, Inc. Series 2021 A (NR/BBB-)
650,000		4.000		06/01/2046		586,303
Maryland Health and Higher Educational Facilities Authority RB Imagine Andrews Public Charter School Issue Series 2022A (NR/NR)(c)
1,355,000		5.500		05/01/2052		1,257,004
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)(e)
13,800,000		0.000		05/01/2053		3,341,133
10,125,000		0.000		05/01/2054		2,338,450
8,750,000		0.000		05/01/2055		1,927,789
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
1,450,000		5.000		06/01/2051		1,378,710

						73,402,324

Municipal Bonds – (continued)
Massachusetts – 0.2%
Commonwealth of Massachusetts GO Limited Bonds Series 2016 E (Aa1/AA)
2,130,000	3.000		04/01/2044		1,761,867
Massachusetts Development Finance Agency RB for Boston Medical Center Series G (Baa2/BBB)
2,740,000	5.250		07/01/2052		2,870,773
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (NR/NR)(c)
1,000,000	5.000		11/15/2033		1,050,772
900,000	5.000		11/15/2038		924,013
2,350,000	5.125		11/15/2046		2,389,564
Massachusetts Development Finance Agency RB for Merrimack College Series 2022 (NR/BBB-)
2,075,000	5.000		07/01/2052		2,028,739
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (Baa1/BBB+)
1,950,000	5.000		10/01/2036		2,003,352
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (NR/A-)
260,000	4.000		12/01/2042		230,388
280,000	5.000		12/01/2042		285,237
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/BB+)(c)
1,000,000	5.000		07/15/2046		916,502
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB+)
2,125,000	5.000		07/01/2044		2,109,928
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR FGIC) (Aa1/AA+)(f)
1,040,000	(3M USD LIBOR + 0.57%) 3.795		05/01/2037		1,020,731

					17,591,866

Michigan – 2.3%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(a)
106,985,536	4.000		04/01/2044		78,825,060
City of Detroit GO Bonds Series 2020 (Ba3/BB-)
465,000	5.500		04/01/2031		507,336
370,000	5.500		04/01/2033		402,320
280,000	5.500		04/01/2034		303,369
300,000	5.500		04/01/2035		322,747
345,000	5.500		04/01/2036		368,166
365,000	5.500		04/01/2037		386,665
395,000	5.500		04/01/2038		416,614
555,000	5.500		04/01/2039		583,018
590,000	5.500		04/01/2040		616,898
1,360,000	5.500		04/01/2045		1,401,560
1,940,000	5.500		04/01/2050		1,985,453
City of Detroit GO Bonds Series 2021 A (Ba3/BB-)
1,000,000	4.000		04/01/2040		887,941
900,000	5.000		04/01/2050		863,043
City of Detroit GO Bonds Series 2021 B (Ba3/BB-)
1,145,000	2.960		04/01/2027		1,000,386
950,000	3.110		04/01/2028		821,356

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
City of Detroit GO Bonds Series 2021 B (Ba3/BB-) – (continued)
$450,000	3.244%	04/01/2029	$384,793
125,000	3.344	04/01/2030	104,417
475,000	3.644	04/01/2034	383,832
City of Detroit MI GO Bonds Series 2020 (BB-/Ba3)
495,000	5.500	04/01/2032	539,332
City of Detroit UT GO Bonds Series 2021A (Ba2/BB)
2,750,000	5.000	04/01/2046	2,677,267
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
3,495,000	5.000	07/01/2037	3,542,916
10,000,000	5.000	07/01/2048	10,007,134
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)(a)
3,401,333	4.000	04/01/2044	2,506,042
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (A1/AA)(f)
(3M USD LIBOR + 0.60%)
4,675,000	4.068	07/01/2032	4,387,813
Grand Rapids Charter Township Economic Development Corp. RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
3,200,000	5.000	05/15/2037	3,038,139
1,400,000	5.000	05/15/2044	1,245,822
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (NR/A)
1,425,000	5.000	11/01/2045	1,476,336
Kentwood Economic Development Corp. RB for Holland Home Obligated Group Series 2021 (NR/NR)
475,000	4.000	11/15/2045	358,711
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
1,725,000	4.000	11/15/2043	1,333,515
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
975,000	4.000	11/15/2050	891,755
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (A1/NR)
1,550,000	4.000	02/15/2050	1,444,156
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (A1/AA)
2,175,000	5.000	07/01/2032	2,228,773
1,750,000	5.000	07/01/2033	1,792,188
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A2/A+)
355,000	5.000	07/01/2033	369,039
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (A1/AA)
2,600,000	5.000	07/01/2035	2,656,921
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-2 (A2/A+)
2,100,000	5.000	07/01/2034	2,178,431

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A1/AA-)
750,000	5.000	07/01/2035	777,352
Michigan Finance Authority Public School Academy Limited Obligation Revenue & Revenue Refunding Bonds Series 2021 (BB+/NR)
800,000	4.000	12/01/2041	636,331
1,230,000	4.000	12/01/2051	895,256
Michigan Finance Authority Public School Academy Limited Obligation Revenue Refunding Bonds Series 2021 (NR/NR)
1,525,000	4.250	12/01/2039	1,193,280
1,190,000	5.000	12/01/2046	958,650
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (NR/BB)
1,000,000	5.000	09/01/2040	910,952
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (NR/A-)
475,000	4.000	09/01/2045	438,480
500,000	4.000	09/01/2050	449,395
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A-)
7,225,000	3.267	06/01/2039	6,575,564
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB-)
1,695,000	5.000	06/01/2049	1,721,833
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(e)
226,075,000	0.000	06/01/2065	22,303,678
Michigan Mathematics & Science Initiative RB Refunding Series 2021 (NR/BB+)
900,000	4.000	01/01/2031	844,407
1,115,000	4.000	01/01/2041	941,566
1,695,000	4.000	01/01/2051	1,323,179
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (A2/AA)
2,545,000	4.125	06/30/2035	2,531,460
Michigan Strategic Fund RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
1,875,000	5.000	05/15/2037	1,780,160
1,400,000	5.000	05/15/2044	1,245,821
Michigan Strategic Fund Variable Rate Limited Obligation RB for Graphic Packaging International Coated Recycled Board Machine Project Green Bonds Series 2021 (NR/BB)(a)(h)
4,700,000	4.000	10/01/2026	4,635,264
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (NR/CCC-)(e)
42,935,000	0.000	06/01/2052	4,941,673
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)(e)
342,765,000	0.000	06/01/2058	13,934,186
Star International Academy RB Refunding Series 2020 (NR/BBB)
2,100,000	5.000	03/01/2030	2,188,000
3,580,000	5.000	03/01/2033	3,732,681

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Tipton Academy Michigan Public School Academy RB Series 2021 (NR/BB)
$5,155,000	4.000%	06/01/2051	$3,559,689
Universal Academy RB Refunding Series 2021 (NR/BBB-)
1,035,000	4.000	12/01/2040	902,352

			212,660,473

Minnesota – 0.3%
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (A2/NR)
550,000	5.000	05/01/2048	571,212
City of St. Paul Housing & Redevelopment Authority Charter School Lease RB for Higher Ground Academy Project Series 2023 (NR/BB+)
1,630,000	5.500	12/01/2057	1,638,228
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (NR/BBB-)
365,000	4.000	12/01/2040	331,423
425,000	4.000	12/01/2050	361,816
Duluth Economic Development Authority Health Care Facilities RB for Essentia Health Obligated Group Series 2018A (NR/A-)
18,575,000	5.250	02/15/2058	19,289,766
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
1,365,000	4.250	02/15/2048	1,335,820
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
1,400,000	4.000	07/01/2036	1,177,261
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (Ba2/NR)
755,000	4.000	03/01/2029	729,495
1,260,000	4.000	03/01/2032	1,182,355
685,000	4.200	03/01/2034	641,520
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (NR/BB+)
2,400,000	5.000	05/01/2047	2,172,600
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
425,000	4.000	12/01/2034	410,543
650,000	4.000	12/01/2040	580,184

			30,422,223

Mississippi – 0.2%
Mississippi Business Finance Corp. Exempt Facilities RB for Enviva Project Series 2022 (NR/B+)(a)(h)
2,400,000	7.750	07/15/2032	2,420,809
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2021 (Baa1/A)
6,400,000	2.375	06/01/2044	4,124,584
Mississippi Development Bank Special Obligation Bonds Series 2021 (BB/NR)(c)
1,300,000	5.000	10/01/2031	1,392,213
1,430,000	5.000	10/01/2032	1,525,175
1,430,000	5.000	10/01/2033	1,520,100
850,000	4.000	10/01/2034	802,809

Municipal Bonds – (continued)
Mississippi – (continued)
Mississippi Development Bank Special Obligation Bonds Series 2021 (BB/NR)(c) – (continued)
700,000	4.000	10/01/2035	652,723
750,000	4.000	10/01/2036	688,926
3,000,000	4.000	10/01/2041	2,563,192

			15,690,531

Missouri – 0.4%
Branson Regional Airport Transport Development District Series 2018A, B, & C (NR/NR)(a)(c)
545,266	6.000	04/01/2043	16,358
Branson Regional Airport Transport Development District Series 2018B & C (NR/NR)(a)(c)
2,752,991	5.000	04/01/2043	82,590
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BBB-)
2,825,000	3.000	03/01/2046	1,883,756
950,000	4.000	03/01/2046	796,356
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (Ba1/BBB-)
1,925,000	5.000	03/01/2036	1,973,400
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
2,550,000	5.000	05/15/2041	2,519,940
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(c)
4,750,000	5.250	12/01/2048	4,749,617
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
580,000	3.500	11/01/2040	494,002
1,150,000	4.250	11/01/2050	934,561
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(c)
1,000,000	5.000	04/01/2036	926,827
1,150,000	5.000	04/01/2046	999,807
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (NR/A-)
2,430,000	5.000	09/01/2043	2,527,699
2,470,000	5.000	09/01/2048	2,553,530
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
1,065,000	5.000	09/01/2031	1,110,311
1,330,000	5.000	09/01/2033	1,380,994
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
400,000	3.000	10/01/2044	319,521
500,000	3.125	10/01/2049	383,428
Plaza at Noah’s Ark Community Improvement District RB Refunding Series 2021 (NR/NR)
475,000	3.125	05/01/2035	396,538
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750	11/15/2047	1,411,623

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Missouri – (continued)
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)*
$1,250,000	5.750%	04/01/2027	$325,000
University City IDA Tax Increment Special District RB for Markets at Olive Project Series 2023A (NR/NR)(g)
2,175,000	4.875	06/15/2036	2,167,520
5,500,000	5.500	06/15/2042	5,473,713

			33,427,091

Nevada – 0.3%
City of Henderson Local Improvement District No. T-21 Local Improvement Bonds Series 2022 (NR\NR)
700,000	3.500	09/01/2045	499,917
470,000	4.000	09/01/2051	367,660
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
290,000	4.250	06/01/2037	279,161
415,000	4.375	06/01/2042	393,981
475,000	4.500	06/01/2047	445,627
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
485,000	4.000	06/01/2039	436,159
1,335,000	4.000	06/01/2044	1,147,593
1,330,000	4.000	06/01/2049	1,116,794
City of Las Vegas Special Improvement District No. 815 Special Assessment Series 2020 (NR/NR)
950,000	5.000	12/01/2049	895,285
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
600,000	3.000	06/01/2041	432,630
1,275,000	3.125	06/01/2051	814,333
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
330,000	4.250	06/01/2034	315,047
440,000	4.500	06/01/2039	416,002
330,000	4.625	06/01/2043	308,016
575,000	4.625	06/01/2049	523,396
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (Ba2/NR)(c)
250,000	2.500	06/15/2024	244,057
1,745,000	2.750	06/15/2028	1,577,606
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,395,000	5.125	03/01/2025	1,284,229
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,185,000	4.000	09/01/2035	1,991,648
Las Vegas Convention & Visitors Authority Convention Center Expansion RB Series 2018B (Aa3/A)
3,700,000	4.000	07/01/2049	3,530,041
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/A)
700,000	5.000	07/01/2030	763,601
Las Vegas Convention & Visitors Authority RB Refunding Series 2018 C (Aa3/A)
635,000	5.000	07/01/2035	692,914

Municipal Bonds – (continued)
Nevada – (continued)
Las Vegas Convention & Visitors Authority RB Series 2019 B (Aa3/A)
1,325,000	5.000	07/01/2029	1,498,919
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
2,635,000	5.000	07/01/2045	2,636,856
2,825,000	5.000	07/01/2051	2,776,930

			25,388,402

New Hampshire – 0.6%
New Hampshire Business Finance Authority RB for Casella Waste Systems, Inc. Series 2013 (B2/B)(c)
1,800,000	2.950	04/01/2029	1,563,352
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 A (B1/B)(a)(h)(c)
2,820,000	3.625	07/02/2040	2,111,283
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 B (AMT) (B1/B)(a)(h)(c)
4,890,000	3.750	07/02/2040	3,682,813
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
12,450,000	4.000	01/01/2051	9,573,988
New Hampshire Health and Education Facilities Authority RB for Dartmouth-Hitchcock Obligation Group Series 2020 A (NR/A)
5,000,000	5.000	08/01/2059	5,377,031
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (NR/A)
3,000,000	5.000	08/01/2034	3,207,036
7,290,000	5.000	08/01/2035	7,750,604
5,000,000	5.000	08/01/2036	5,285,268
8,055,000	5.000	08/01/2037	8,474,793
5,945,000	5.000	08/01/2038	6,228,025

			53,254,193

New Jersey – 5.4%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (Baa1/AA)
1,205,000	5.000	03/01/2042	1,257,047
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (Baa2/NR)
1,000,000	4.750	06/15/2032	1,000,504
1,000,000	5.000	06/15/2037	1,000,320
1,000,000	5.125	06/15/2043	1,000,217
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (NR/B)
500,000	5.000	07/01/2037	491,961
1,150,000	5.000	07/01/2047	1,057,558
New Jersey Economic Development Authority RB Refunding for New Jersey Natural Gas Co. Series 2011 C (AMT) (A1/NR)
6,000,000	3.000	08/01/2041	4,686,764
New Jersey Economic Development Authority School Facilities Construction Bonds 2016 Series AAA (A3/BBB+)(b)
4,500,000	5.000	12/15/2026	4,907,103

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (Ba3/B+)
$5,000,000	5.625%	11/15/2030	$5,037,339
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (NR/B+)
11,500,000	5.250	09/15/2029	11,517,157
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 2000 (NR/B+)
5,000,000	5.625	11/15/2030	5,037,340
New Jersey Economic Development Authority State Lease RB for Health Department Project Series 2018 A (Baa1/BBB)
2,470,000	5.000	06/15/2047	2,548,382
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (Baa1/BBB)
5,000,000	5.000	06/15/2042	5,199,007
New Jersey Economic Development Authority Tax Exempt Private Activity Bonds for Goethals Bridge Replacement Project Series 2013 (NR/BBB+)
1,000,000	5.375	01/01/2043	1,005,004
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (Ba2/BB+)
3,450,000	4.000	07/01/2042	2,648,786
New Jersey Educational Facilities Authority RB for Seton Hall University Series 2020 C (AGM) (A2/AA)
1,110,000	3.250	07/01/2049	879,535
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology 2020 Series A (NR/BBB+)
1,130,000	5.000	07/01/2035	1,216,529
1,095,000	5.000	07/01/2036	1,168,414
1,980,000	5.000	07/01/2038	2,090,991
1,710,000	5.000	07/01/2045	1,764,677
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (NR/BBB+)
3,350,000	3.000	07/01/2050	2,383,471
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (Baa2/BBB)(b)
1,000,000	5.000	07/01/2026	1,077,514
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (A2/AA)
9,700,000	4.125	07/01/2038	9,709,463
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (A1/AA)(e)
25,400,000	0.000	12/15/2034	16,771,734
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (A3/BBB+)(e)
94,365,000	0.000	12/15/2036	53,803,969
New Jersey Transportation Trust Fund Authority RB Series 2016 (A+/Baa1)
1,335,000	5.000	06/15/2030	1,415,399
New Jersey Transportation Trust Fund Authority RB Series 2018 (BBB/Baa1)
7,180,000	5.000	12/15/2033	7,865,124

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (Baa1/BBB)(e)
114,955,000	0.000	12/15/2035	70,710,522
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (Baa1/BBB)(e)
47,575,000	0.000	12/15/2035	29,082,407
46,515,000	0.000	12/15/2038	23,215,641
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)(e)
12,000,000	0.000	12/15/2026	10,688,872
1,900,000	0.000	12/15/2034	1,240,247
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (Baa1/BBB)
21,100,000	5.000	06/15/2038	21,341,416
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (Baa1/BBB)
2,525,000	5.250	06/15/2041	2,591,023
5,075,000	5.000	06/15/2045	5,158,308
1,770,000	5.000	06/15/2046	1,798,259
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (A2/AA)(e)
11,150,000	0.000	12/15/2033	7,712,163
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (Baa1/BBB)(e)
24,445,000	0.000	12/15/2030	18,897,131
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (Baa1/BBB)(e)
52,985,000	0.000	12/15/2036	30,008,394
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (Baa1/BBB)(e)
3,355,000	0.000	12/15/2033	2,296,300
1,565,000	0.000	12/15/2036	886,348
16,175,000	0.000	12/15/2039	7,661,269
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (Baa1/BBB)
6,120,000	4.000	12/15/2031	6,388,795
6,070,000	5.000	12/15/2035	6,541,482
5,275,000	4.250	12/15/2038	5,358,385
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (Baa1/BBB)
935,000	3.000	06/15/2050	706,063
New Jersey Transportation Trust Fund Authority Transportation Program Bonds 2020 Series AA (A3/BBB+)
5,000,000	4.000	06/15/2050	4,641,402
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (Baa1/BBB)
5,675,000	5.000	06/15/2034	6,187,635
7,000,000	5.250	06/15/2043	7,411,685
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
1,500,000	4.500	01/01/2048	1,545,821
5,025,000	5.250	01/01/2052	5,627,319

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
$900,000	5.500%	07/01/2058	$915,895
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (AMT) (NR/Baa1)
27,340,000	5.000	01/01/2048	27,750,532
South Jersey Transportation Authority Transportation System RB 2022 Series A (Baa2/BBB+)
1,500,000	4.625	11/01/2047	1,486,635
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BB+)
30,000,000	5.000	06/01/2046	30,112,437
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(c)
11,570,000	6.750	12/01/2041	7,578,913

			494,082,608

New Mexico – 0.1%
City of Santa Fe RB for El Castillo Retirement Residences Obligated Group Project Series 2019 A (NR/NR)
500,000	5.000	05/15/2044	430,907
1,000,000	5.000	05/15/2049	828,885
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
450,000	4.000	09/01/2033	471,498
375,000	4.000	09/01/2034	389,763
300,000	4.000	09/01/2035	308,367
1,125,000	4.000	09/01/2040	1,104,246
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Recepits Tax Increment Bonds Series 2022 (NR\NR)(c)
2,250,000	4.250	05/01/2040	1,878,147

			5,411,813

New York – 6.6%
Brooklyn Arena Local Development Corp. Pilot RB for Barclays Center Project Series 2009 (NR/NR)(e)
9,610,000	0.000	07/15/2045	3,009,131
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (A2/AA)
1,240,000	3.000	07/15/2043	959,240
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (NR/NR)
7,040,000	5.000	07/15/2042	6,928,233
Brooklyn Arena Local Development Corp. RB for Brooklyn Events Center LLC Series 2009 (Ba1/NR)(e)
5,740,000	0.000	07/15/2046	1,690,661
Brooklyn Arena Local Development Corp. RB Refunding for Brooklyn Events Center LLC 2016 A (Ba1/NR)
2,125,000	5.000	07/15/2028	2,181,480
Build NYC Resource Corp. RB for Global Community Charter School Project Series 2022A (NR/BB+)
1,175,000	5.000	06/15/2052	1,091,605
950,000	5.000	06/15/2057	864,871

Municipal Bonds – (continued)
New York – (continued)
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
670,000	5.000	07/01/2052	673,677
505,000	5.000	07/01/2056	501,548
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(c)
2,975,000	5.000	12/01/2051	2,495,552
3,080,000	5.000	12/01/2055	2,528,014
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-)
2,750,000	5.250	07/01/2052	2,835,528
3,625,000	5.250	07/01/2057	3,712,120
5,000,000	5.250	07/01/2062	5,083,019
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
590,000	4.000	06/15/2051	442,716
450,000	4.000	06/15/2056	328,131
Build NYC Resource Corp. RB for Shefa School Series 2021 A (NR/NR)(c)
850,000	2.500	06/15/2031	708,994
4,965,000	5.000	06/15/2051	4,441,578
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)(c)
6,125,000	6.500	07/01/2042	6,128,413
1,900,000	6.500	07/01/2052	1,874,062
1,850,000	6.500	07/01/2057	1,793,082
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)(c)
1,900,000	9.750	07/01/2032	1,859,735
City of New York GO Bonds Fiscal 2022 Series D Tax Exempt Bonds Subseries D-1 (AA/Aa2)
4,100,000	4.500	05/01/2049	4,219,930
City of New York GO Tax Exempt Adjustable Rate Remarketed Bonds 2020 Series D (Aa2/AA)(a)
1,790,000	3.600	10/01/2046	1,790,000
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
5,250,000	4.000	03/01/2050	5,077,474
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BB+)(c)
4,290,000	5.000	07/01/2045	4,316,341
7,650,000	5.000	07/01/2051	7,599,012
Empire State Development New York State Urban Development Corp. State Personal Income Tax RB Series 2020E (NR/AA+)
1,710,000	3.000	03/15/2050	1,339,329
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(c)(e)
66,000,000	0.000	06/01/2060	3,708,547
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (NR/BBB)
645,000	5.000	07/01/2030	677,626
865,000	5.000	07/01/2033	902,917
815,000	5.000	07/01/2035	844,191
640,000	5.000	07/01/2036	659,503
455,000	5.000	07/01/2038	465,843

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Huntington Local Development Corp. RB for Gurwin Independent Housing Obligated Group Series 2021 A (NR/NR)
$5,060,000	5.250%	07/01/2056	$3,891,301
Metransportation Revenue Green Bonds for Tropolitan Transportation Authority Series 2016A (A3/BBB+)
1,000,000	5.250	11/15/2056	1,015,721
Metropolitan Transportation Authority Dedicated Tax Fund Series A-1 (NR/AAA)(a)
17,990,000	2.950	11/01/2031	17,990,000
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/BBB+)
645,000	5.000	11/15/2027	676,966
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
7,950,000	4.750	11/15/2045	8,062,712
2,475,000	5.000	11/15/2050	2,549,503
2,000,000	5.250	11/15/2055	2,095,324
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (A3/BBB+)
10,185,000	4.000	11/15/2050	9,256,852
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
4,705,000	5.000	11/15/2033	5,182,557
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (A3/BBB+)
950,000	4.000	11/15/2035	948,101
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-2 (A3/BBB+)(e)
650,000	0.000	11/15/2040	277,716
Metropolitan Transportation Authority RB Refunding Series 2016 B (A3/BBB+)
545,000	5.000	11/15/2027	576,401
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
740,000	5.000	11/15/2029	779,538
Metropolitan Transportation Authority RB Refunding Subseries 2015 C-1 (A3/BBB+)
1,635,000	5.000	11/15/2029	1,693,766
Metropolitan Transportation Authority RB Series 2013 A (A3/BBB+)
2,000,000	5.000	11/15/2043	2,000,543
Metropolitan Transportation Authority RB Series 2016 C-1 (A3/BBB+)
595,000	5.000	11/15/2028	628,035
Metropolitan Transportation Authority RB Subseries 2014 D-1 (A3/BBB+)
1,000,000	5.000	11/15/2039	1,009,652
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019C (AA/A3)
1,785,000	4.000	11/15/2048	1,691,045
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020A-1 (A3/BBB+)
4,435,000	4.000	11/15/2040	4,253,691
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/BBB+)
23,200,000	5.000	11/15/2045	24,094,608

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority Transportation Revenue Green Bonds Subseries 2020A-1 (AA/A3)
14,715,000	4.000	11/15/2050	13,878,436
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3\BBB+)
9,415,000	4.000	11/15/2045	8,725,685
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(e)
202,665,000	0.000	06/01/2060	11,281,570
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/2048	1,971,589
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A2/AA)
10,025,000	3.000	01/01/2046	7,569,251
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A1/AA)
14,470,000	3.000	03/01/2049	11,010,437
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
1,975,000	3.000	03/01/2049	1,461,699
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2011 Series FF (Aa1/AA+)(a)
31,215,000	2.450	06/15/2044	31,215,000
New York City Resource Corp. RB Refunding for YMCA of Greater New York Project Series 2015 (Baa2/BBB)(b)
1,000,000	5.000	08/01/2025	1,058,349
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(e)
178,305,000	0.000	06/01/2060	9,496,096
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)(c)
3,250,000	5.150	11/15/2034	3,246,999
12,670,000	5.375	11/15/2040	12,619,242
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)(c)
18,750,000	7.250	11/15/2044	18,977,417
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(c)
42,670,000	5.000	11/15/2044	40,978,958
New York Liberty Development Corp. Revenue Refunding Bonds for World Trade Center Project Series 2021A (NR/AA)
10,585,000	3.000	11/15/2051	7,645,109
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (A2/NR)
1,250,000	2.625	09/15/2069	1,144,975
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa2/NR)
1,430,000	2.800	09/15/2069	1,309,395
New York State Dormitory Authority Personal Income Tax General Purpose RB Series 2020A (Aa1/NR)
1,695,000	4.000	03/15/2043	1,676,278

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB for Brooklyn St. Joseph’s College Series 2021 (NR/NR)
$750,000	5.000%	07/01/2051	$756,107
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (Baa1/NR)
150,000	3.560	07/01/2026	143,884
150,000	3.670	07/01/2027	143,227
60,000	3.760	07/01/2028	56,907
300,000	3.820	07/01/2029	280,399
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
715,000	4.000	07/01/2031	719,870
870,000	4.000	07/01/2032	872,860
925,000	4.000	07/01/2033	923,568
845,000	4.000	07/01/2035	827,292
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (AGM) (A2/AA)
8,480,000	3.000	09/01/2050	6,528,314
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
4,160,000	4.000	09/01/2045	3,466,726
2,325,000	4.000	09/01/2050	1,885,970
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B/NR)(a)(c)(h)
1,685,000	2.875	12/03/2029	1,431,612
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B2/B)(a)(h)
2,905,000	2.750	09/02/2025	2,735,548
New York State Thruway Authority New York State Personal Income Tax Revenue Green Bonds Series 2022C (NR/AA+)
10,000,000	5.000	03/15/2053	10,901,616
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (AA/NR)
975,000	4.000	12/01/2040	977,732
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
4,745,000	5.000	01/01/2029	4,956,288
7,060,000	5.000	01/01/2030	7,353,955
5,250,000	5.000	01/01/2033	5,420,119
10,465,000	4.000	01/01/2036	9,957,521
10,000,000	5.000	01/01/2036	10,108,530
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (Baa3/NR)
7,720,000	4.000	10/01/2030	7,565,995
7,580,000	5.000	10/01/2035	7,812,597
12,975,000	5.000	10/01/2040	13,031,256
1,430,000	4.375	10/01/2045	1,335,001
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (NR/NR)
12,000,000	4.000	04/30/2053	10,009,410
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (Baa1/NR)
660,000	4.000	12/01/2039	623,357
950,000	4.000	12/01/2042	868,731

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (NR/NR)
11,790,000	5.000	07/01/2041	11,828,193
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (Baa3\NR)
10,000,000	4.000	07/01/2046	8,952,784
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (NR/NR)
30,735,000	5.250	01/01/2050	30,821,224
New York Transportation Development Corp. Special Facilities RB for Laguardia Airport Terminal B Redevelopment Project Series 2018 (NR/NR)
2,590,000	5.000	01/01/2028	2,703,537
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (Baa3/NR)
5,000,000	4.000	07/01/2033	5,004,680
2,000,000	5.000	07/01/2034	2,029,344
2,500,000	4.000	07/01/2041	2,335,910
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (NR/B-)
7,950,000	5.250	08/01/2031	8,192,947
9,565,000	5.375	08/01/2036	9,780,931
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds for American Airlines John F. Kennedy International Airport Project Series 2016 (B-/NR)
4,590,000	5.000	08/01/2026	4,593,039
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
590,000	4.000	12/01/2033	608,302
490,000	4.000	12/01/2034	501,054
505,000	4.000	12/01/2035	510,919
610,000	4.000	12/01/2036	611,426
740,000	4.000	12/01/2037	735,786
490,000	4.000	12/01/2038	482,877
1,470,000	3.000	12/01/2039	1,226,235
980,000	3.000	12/01/2040	800,139
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
405,000	4.000	07/01/2039	352,678
4,835,000	3.000	07/01/2044	3,264,032
Port Authority of New York Consolidated Bonds 234th Series (Aa3/AA-)
2,300,000	5.500	08/01/2052	2,557,148
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A-/A3)
6,510,000	4.250	05/01/2052	6,158,673
Town of Hempstead Local Development Corp. Education RB for Evergreen Charter School Project Series 2022A (NR/BB)
5,155,000	5.500	06/15/2057	5,045,668
Triborough Bride & Tunnel Authority Sales Tax RB for TBTA Capital Lockbox City Sales Tax Series 2023A (NR/AA+)
9,150,000	4.250	05/15/2058	8,933,975

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Triborough Bridge and Tunnel Authority General Revenue Bond Series 2022A (Aa3/AA-)
$7,500,000	5.500%	11/15/2057	$8,536,545
Troy City Capital Resource Corp. RB Refunding Rensselaer Polytechnic Institute Project Series 2020 A (A3/BBB+)
945,000	4.000	09/01/2040	904,148
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (Baa2/BBB-)
4,375,000	5.000	11/01/2046	4,205,903
Western Regional Off-Track Betting Corp. RB Refunding Series 2021 (NR/NR)(c)
1,785,000	4.125	12/01/2041	1,313,243
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
475,000	5.000	10/15/2039	443,067
610,000	5.000	10/15/2049	548,105
530,000	5.000	10/15/2054	469,632
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
725,000	5.000	10/15/2040	685,316
1,325,000	5.000	10/15/2050	1,186,761

			605,691,233

North Carolina – 0.3%
Charlotte-Mecklenburg Hospital Authority Healthcare System Variable Rate Health Care Refunding RB Series 2007B (Aa3/AA-)(a)
1,855,000	3.050	01/15/2038	1,855,000
Greater Ashville Regional Airport Authority Airport System RB Series 2022A (AMT) (AA/Baa2)
2,000,000	5.500	07/01/2052	2,175,289
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
3,345,000	5.000	12/31/2037	3,361,063
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
365,000	4.000	09/01/2046	292,164
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
1,000,000	4.000	03/01/2041	774,890
5,575,000	4.000	03/01/2051	3,877,556
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
1,400,000	5.000	10/01/2045	1,274,981
2,635,000	5.000	10/01/2050	2,353,635
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (A2/AA-)
3,325,000	3.000	07/01/2045	2,661,392
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
1,500,000	4.000	07/01/2039	1,216,933
1,650,000	5.000	07/01/2039	1,526,910
1,035,000	4.000	07/01/2044	775,025
1,160,000	5.000	07/01/2044	1,024,169

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)(b)
2,000,000	5.000	09/01/2024	2,066,848

			25,235,855

North Dakota – 0.0%
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (Baa2/AA)
1,925,000	3.000	12/01/2051	1,433,235

Ohio – 4.1%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/BBB+)
5,200,000	3.000	06/01/2048	3,804,266
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
88,990,000	5.000	06/01/2055	80,573,441
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(e)
174,065,000	0.000	06/01/2057	20,780,106
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset Backed Refunding Bonds Series 2020 (NR/BBB+)
2,080,000	4.000	06/01/2048	1,835,567
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/2037	2,239,878
1,000,000	5.250	11/01/2047	877,476
2,320,000	5.250	11/01/2050	2,013,966
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (Ba3/B)
22,500,000	5.375	09/15/2027	22,500,821
Cleveland-Cuyahoga County Port Authority Tax Allocation for Flats East Bank TIF District Series 2021 B (NR/NR)(c)
1,030,000	4.500	12/01/2055	887,389
Cleveland-Cuyahoga County Port Authority Tax Allocation Refunding for Flats East Bank TIF District Series 2021 A (NR/BB)(c)
1,345,000	4.000	12/01/2055	1,128,372
County of Cuyahoga Health Care and Independent Living Facilities Refunding RB for Eliza Jennings Senior Health Care Network Series 2022A (NR/NR)
1,800,000	5.000	05/15/2032	1,738,555
2,775,000	5.375	05/15/2037	2,649,344
3,910,000	5.500	05/15/2042	3,697,638
County of Cuyahoga Hospital RB Series 2017 (Baa3\BBB-)
6,250,000	5.000	02/15/2037	6,440,774
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR)
550,000	4.000	09/01/2040	489,096
825,000	4.000	09/01/2045	707,851
1,075,000	5.000	09/01/2049	1,000,557

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
$8,280,000	5.250%	11/15/2055	$7,061,807
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2015B (Ba2/BB)
215,000	4.000	11/15/2045	164,670
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
34,485,000	5.250	11/15/2048	31,882,069
County of Summit Green Local School District Improvement Bonds Series 2022A (NR/AA)
4,205,000	5.500	11/01/2059	4,665,122
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (Baa3/BBB-)
29,500,000	8.223	02/15/2040	33,991,047
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa3/BBB-)
7,520,000	5.000	02/15/2042	7,609,205
7,500,000	4.750	02/15/2047	7,335,898
5,950,000	5.000	02/15/2057	5,871,064
1,020,000	5.500	02/15/2057	1,041,883
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
10,975,000	5.000	12/01/2051	10,271,125
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (NR/NR)
2,000,000	5.000	01/01/2042	1,837,715
1,610,000	5.000	01/01/2046	1,440,820
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (Ba2/BB+)
8,000,000	5.000	02/15/2048	6,941,026
Northeast Ohio Medical University RB Refunding Series 2021 A (Baa2/NR)
450,000	3.000	12/01/2040	357,644
200,000	4.000	12/01/2045	179,902
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(c)
1,375,000	3.750	01/15/2028	1,335,621
4,230,000	4.250	01/15/2038	3,976,929
19,135,000	4.500	01/15/2048	17,478,546
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (Ba1/NR)
2,000,000	3.250	09/01/2029	1,891,595
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
4,790,000	5.000	12/01/2050	4,282,959
Ohio State Higher Education Facilities RB Series 2020 (NR/NR)
10,060,000	5.000	01/15/2050	9,784,302
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)(c)
1,075,000	5.000	12/01/2033	1,084,757
2,085,000	5.000	12/01/2038	2,008,857
5,000,000	5.000	12/01/2048	4,541,741
Ohio State RB Refunding for University Hospitals Health System, Inc. Obligated Group Series 2020 A (A2/A)
2,000,000	3.000	01/15/2045	1,541,155

Municipal Bonds – (continued)
Ohio – (continued)
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)(a)(h)
2,750,000	4.375	06/15/2026	2,639,236
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(c)
2,095,000	4.250	12/01/2050	1,591,434
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)(c)
4,725,000	6.500	12/01/2030	4,154,256
12,500,000	7.000	12/01/2042	9,990,256
State of Ohio Higher Educational Facility RB for Capital University 2022 Project (NR/BBB-)
1,800,000	6.000	09/01/2047	1,873,343
2,925,000	6.000	09/01/2052	3,027,614
State of Ohio Hospital RB for University Hospital Health System Series 2021A (A/A2)
22,915,000	4.000	01/15/2046	21,482,840
State of Ohio Hospital RB Series 2020A (A2/A)
5,745,000	4.000	01/15/2050	5,268,934
Toledo-Lucas County Port Authority Parking System RB Series 2021 (NR/NR)
1,475,000	4.000	01/01/2043	1,207,365
950,000	4.000	01/01/2046	754,767
950,000	4.000	01/01/2051	719,812
2,520,000	4.000	01/01/2057	1,859,542

			376,511,955

Oklahoma – 0.8%
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (Baa1/A-)
1,075,000	4.000	09/01/2045	912,106
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (A2/AA)
2,400,000	4.000	08/15/2052	2,289,020
2,000,000	4.125	08/15/2057	1,933,160
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Baa3/BB+)
26,960,000	5.500	08/15/2057	25,789,345
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba2/BB-)
1,050,000	5.500	08/15/2052	1,013,226
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba3/BB-)
2,050,000	5.250	08/15/2048	1,942,192
Tulsa Authority for Economic Opportunity Increment District No. 8 Tax Allocation for Santa Fe Square Project Series 2021 (NR/NR)(c)
2,465,000	4.375	12/01/2041	2,026,002
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
4,680,000	5.500	12/01/2035	4,684,789
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/2035	24,324,864

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oklahoma – (continued)
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (NR/B-)(a)(h)
$11,470,000	5.000%	06/01/2025	$11,534,544

			76,449,248

Oregon – 0.1%
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
130,000	5.250	11/15/2050	115,957
225,000	5.375	11/15/2055	201,429
Oregon State Facilities Authority RB Refunding for Willamette University Series 2021 A (Baa2/BBB)
2,000,000	4.000	10/01/2051	1,721,284
Port of Portland International Airport RB Series 28 (NR/AA-)
2,400,000	4.000	07/01/2047	2,269,226
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (A3/NR)(c)
860,000	5.000	11/01/2039	934,635
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
1,825,000	5.000	11/15/2051	1,369,058

			6,611,589

Pennsylvania – 2.9%
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
32,000,000	4.000	04/01/2044	29,947,850
Allegheny County IDA Penn Hills Charter School of Entrepeneurship Series A (BB/NR)
1,305,000	4.000	06/15/2041	1,072,434
975,000	4.000	06/15/2051	726,180
1,070,000	4.000	06/15/2056	768,127
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
3,900,000	4.875	11/01/2024	3,904,828
3,150,000	5.125	05/01/2030	3,203,121
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
1,000,000	5.000	05/01/2042	1,008,723
Allentown Neighborhood Improvement Zone Development Authority Subordinate Tax RB for City Center Project Series 2022 (NR/NR)(c)
6,375,000	5.250	05/01/2042	6,254,280
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (Ba3/NR)(c)
1,400,000	5.000	05/01/2032	1,421,819
8,970,000	5.000	05/01/2042	8,735,134
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (Ba3/NR)(c)
250,000	5.000	05/01/2028	255,718
1,000,000	5.000	05/01/2033	1,016,506
2,750,000	5.000	05/01/2042	2,677,882

Municipal Bonds – (continued)
Pennsylvania – (continued)
Berks County IDA Health System RB for Tower Health Project Series 2017 (BB-/NR)
8,745,000	5.000	11/01/2050	5,098,869
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/BB-)
950,000	5.000	11/01/2029	694,224
1,745,000	5.000	11/01/2030	1,275,343
1,425,000	5.000	11/01/2034	970,531
7,850,000	4.000	11/01/2047	3,863,796
Bucks County IDA Hospital RB for Grand View Hospital Project Series 2021 (BB+/NR)
11,200,000	4.000	07/01/2051	8,422,392
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB+)
4,005,000	5.000	07/01/2054	3,639,875
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
1,150,000	5.000	10/01/2037	1,131,378
Chester County IDA RB for Collegium Charter School Project Series 2022 (NR/BB)(c)
2,850,000	6.000	10/15/2052	2,792,033
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (Ba2/NR)
500,000	5.000	08/01/2035	493,183
1,000,000	5.000	08/01/2045	939,728
Clairton Municipal Authority Sewer RB Series 2012 B (NR/BBB+)
1,000,000	5.000	12/01/2042	1,000,616
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (A1/AA)
6,000,000	4.000	06/01/2039	5,918,196
Cumberland County Municipal Authority RB Refunding Series 2015 (NR/NR)(b)
145,000	5.000	01/01/2025	150,927
Cumberland County Municipal Authority RB Series 2015 (CASH/ US GOVT SECURITIES) (NR\NR)(b)
610,000	5.000	01/01/2025	634,933
Cumberland County Municipal Authority RB Series 2015 (NR\NR)
745,000	5.000	01/01/2038	747,777
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)(c)
5,100,000	5.875	10/15/2040	5,097,108
17,325,000	6.250	10/15/2053	17,412,765
Dauphin County General Authority University RB for Harrisburg University of Science & Technology Project Series 2017 (NR/BB)(c)
1,050,000	5.000	10/15/2034	994,425
Doylestown Hospital Authority Commonwealth of Pennsylvania Hospital RB 2013 Series A (B3/CCC)
3,830,000	5.000	07/01/2025	3,712,064
4,020,000	5.000	07/01/2026	3,863,253
1,070,000	5.000	07/01/2027	1,019,830
1,925,000	5.000	07/01/2028	1,824,101

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Doylestown Hospital Authority Hospital RB 2016 Series A (B3/CCC)
$550,000	5.000%	07/01/2041	$456,887
1,650,000	5.000	07/01/2046	1,328,277
Doylestown Hospital Authority RB Series 2019 A (Ba1/BBB-)
1,800,000	4.000	07/01/2045	1,248,367
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000	12/01/2043	922,553
900,000	5.000	12/01/2048	724,855
1,750,000	5.000	12/01/2053	1,372,185
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (A1/AA-)(f)
52,950,000	(3M USD LIBOR + 0.77%) 3.995	05/01/2037	46,840,708
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
750,000	5.000	03/01/2045	618,740
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
300,000	5.000	03/01/2033	315,179
315,000	5.000	03/01/2034	329,233
450,000	4.000	03/01/2035	424,435
465,000	4.000	03/01/2036	431,055
275,000	4.000	03/01/2037	250,486
335,000	4.000	03/01/2039	296,974
250,000	4.000	03/01/2040	218,395
250,000	4.000	03/01/2041	215,510
625,000	4.000	03/01/2046	510,146
675,000	4.000	03/01/2051	530,250
Montgomery County IDA Retirement Communities RB for Acts Retirement Life Communitiies Obligated Group Series 2020C (NR/NR)
2,365,000	5.000	11/15/2045	2,248,102
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (NR/NR)
1,900,000	5.000	11/01/2044	1,653,051
2,100,000	5.000	11/01/2049	1,776,073
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (NR/BBB+)
945,000	5.000	05/01/2044	947,699
1,245,000	5.000	05/01/2049	1,237,791
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
2,250,000	4.000	07/01/2046	1,815,154
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (NR/AA)
5,000,000	5.000	12/31/2057	5,167,090
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (NR/NR)
1,375,000	5.250	06/30/2053	1,392,653
6,825,000	6.000	06/30/2061	7,474,128

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (AGC) (WR/AA)(f)
7,210,000	(3M USD LIBOR + 0.60%) 4.068%	07/01/2027	7,106,285
10,850,000	(3M USD LIBOR + 0.65%) 4.118	07/01/2039	9,828,217
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (NR/BB)
5,645,000	5.000	05/01/2042	4,572,927
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (Baa3/NR)
365,000	5.000	07/01/2031	365,404
400,000	5.000	07/01/2035	389,612
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
1,705,000	5.250	06/15/2052	1,566,905
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
2,225,000	5.000	06/15/2050	2,005,155
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (NR/BBB-)
310,000	5.000	08/01/2040	314,984
975,000	5.000	08/01/2050	978,650
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
500,000	5.000	07/01/2028	526,452
2,000,000	5.000	07/01/2029	2,101,088
2,000,000	5.000	07/01/2030	2,095,562
2,615,000	5.000	07/01/2031	2,734,585
500,000	5.000	07/01/2032	521,945
2,595,000	5.000	07/01/2033	2,702,565
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (NR/BB+)
2,150,000	5.000	11/15/2028	2,113,796
Susquehanna Area Regional Airport Authority Airport System RB Series 2017 (Baa3/NR)
2,325,000	5.000	01/01/2038	2,353,524
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (Baa3/NR)
1,100,000	5.000	01/01/2035	1,135,727
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
475,000	5.000	10/01/2039	449,464
1,125,000	5.000	10/01/2049	997,014
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/BB-)
4,600,000	5.000	11/01/2044	2,929,460
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022A (NR/NR)(c)
4,485,000	6.250	07/01/2057	4,169,569

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (NR/BB)
$1,000,000	5.000%		07/01/2028	$999,923
1,000,000	5.000		07/01/2035	979,317
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa1/NR)
1,320,000	4.000		07/01/2037	1,244,452

				268,618,507

Puerto Rico – 8.9%
HTA Trust Certificates Class L-2028 Units (NR/NR)
8,138,914	5.250		07/01/2038	8,116,735
Puerto Rico Aqueduct & Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)(c)
3,650,000	5.000		07/01/2037	3,584,100
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR\NR)(c)
28,350,000	5.000		07/01/2035	28,015,779
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)(c)
44,465,000	5.000		07/01/2047	41,788,078
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2021 C (NR/NR)(c)
9,400,000	3.500		07/01/2026	8,983,946
9,400,000	3.750		07/01/2027	8,916,048
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2022 A (NR/NR)(c)
4,400,000	5.000		07/01/2033	4,382,233
2,000,000	4.000		07/01/2042	1,692,892
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 A (NR/NR)(c)
450,000	5.000		07/01/2037	441,875
1,000,000	4.000		07/01/2042	846,446
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 B (NR/NR)(c)
495,000	5.000		07/01/2025	501,663
1,355,000	5.000		07/01/2033	1,349,529
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)(c)
28,770,000	4.000		07/01/2042	24,352,559
Puerto Rico Commonwealth GO Bonds (NR\NR)(d)(f)(i)
25,798,336	0.000		11/01/2043	11,222,276
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)(d)(f)(i)
5,178,853	0.000		11/01/2051	1,741,389
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)(d)(f)(i)
17,849,175	0.000		11/01/2051	7,742,080
Puerto Rico Commonwealth GO CVIs (NR/NR)(d)(f)(i)
162,047	0.000		11/01/2051	21,066
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR\NR)
391	5.250		07/01/2023	392
9,783,379	5.625		07/01/2029	10,213,467
3,735,960	5.750		07/01/2031	3,961,844
46,845,206	0.000	(e)	07/01/2033	26,528,229

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR NR) – (continued)
7,975,196	4.000		07/01/2033	7,169,177
4,889,113	4.000		07/01/2035	4,261,501
9,271,482	4.000		07/01/2037	7,844,455
19,508,950	4.000		07/01/2041	15,814,550
33,827,776	4.000		07/01/2046	26,359,533
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022A (NR/NR)
58,014,104	5.000		07/01/2062	54,968,363
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022B (NR/NR)(e)
8,006,686	0.000		07/01/2032	4,994,171
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022C (NR/NR)(d)
13,297,747	0.000		07/01/2053	7,745,779
Puerto Rico Electric Power Authority Power RB Series 2012A (NR/NR)*
1,905,000	4.800		07/01/2029	1,352,550
15,600,000	5.000		07/01/2042	11,154,000
Puerto Rico Electric Power Authority Power RB Series 2013A (NR/NR)*
715,000	7.250		07/01/2030	516,588
5,210,000	7.000		07/01/2033	3,764,225
2,610,000	6.750		07/01/2036	1,888,987
6,190,000	7.000		07/01/2040	4,487,750
Puerto Rico Electric Power Authority Power RB Series 4 (NR/NR)*
1,678,950	10.000		07/01/2022	1,229,831
Puerto Rico Electric Power Authority Power RB Series A-4 (NR/NR)*
747,236	10.000		07/01/2019	547,350
Puerto Rico Electric Power Authority Power RB Series AAA (NR/NR)*
130,000	5.250		07/01/2023	92,625
3,420,000	5.250		07/01/2031	2,453,850
Puerto Rico Electric Power Authority Power RB Series B-4 (NR/NR)*
747,235	10.000		07/01/2019	547,350
Puerto Rico Electric Power Authority Power RB Series BBB (NR/NR)*
90,000	5.400		07/01/2028	62,100
Puerto Rico Electric Power Authority Power RB Series CCC (NR/NR)*
80,000	5.000		07/01/2022	56,000
90,000	4.250		07/01/2023	63,788
60,000	4.500		07/01/2023	42,525
50,000	4.600		07/01/2024	35,437
210,000	4.625		07/01/2025	148,837
900,000	5.000		07/01/2025	640,125
25,000	5.000		07/01/2026	17,813
65,000	4.800		07/01/2027	46,150
4,980,000	5.000		07/01/2028	3,548,250
Puerto Rico Electric Power Authority Power RB Series E-1 (NR/NR)*
5,036,850	10.000		01/01/2021	3,689,493

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority Power RB Series E-2 (NR/NR)*
$5,036,850	10.000%		07/01/2021		$3,689,493
Puerto Rico Electric Power Authority Power RB Series E-3 (NR/NR)*
1,678,950	10.000		01/01/2022		1,229,831
Puerto Rico Electric Power Authority Power RB Series EEE (NR/NR)*
1,175,000	5.950		07/01/2030		810,750
4,620,000	6.050		07/01/2032		3,187,800
115,000	6.250		07/01/2040		79,350
Puerto Rico Electric Power Authority Power RB Series SS (NR/NR)*
130,000	4.625		07/01/2030		92,300
Puerto Rico Electric Power Authority Power RB Series TT (NR/NR)*
300,000	4.200		07/01/2019		206,625
700,000	5.000		07/01/2025		497,875
4,795,000	5.000		07/01/2032		3,428,425
1,385,000	5.000		07/01/2037		990,275
Puerto Rico Electric Power Authority Power RB Series WW (NR/NR)*
2,000,000	5.500		07/01/2020		1,405,000
3,765,000	5.250		07/01/2033		2,663,737
2,200,000	5.500		07/01/2038		1,567,500
Puerto Rico Electric Power Authority Power RB Series XX (NR/NR)*
20,000	4.875		07/01/2027		14,200
12,290,000	5.250		07/01/2040		8,818,075
Puerto Rico Electric Power Authority Power RB Series YY (NR/NR)*
2,460,000	6.125		07/01/2040		1,697,400
Puerto Rico Electric Power Authority Power RB Series ZZ (NR/NR)*
65,000	3.700		07/01/2017		44,769
1,230,000	5.000		07/01/2017		861,000
145,000	4.250		07/01/2018		99,869
3,130,000	5.000		07/01/2019		2,191,000
260,000	4.250		07/01/2020		179,075
25,000	5.250		07/01/2020		17,563
80,000	4.375		07/01/2021		55,300
100,000	4.375		07/01/2022		69,125
65,000	5.000		07/01/2022		45,500
190,000	4.500		07/01/2023		134,662
90,000	4.625		07/01/2025		63,787
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds Series DDD (NR/NR)*
215,000	3.300		07/01/2019		148,082
80,000	3.500		07/01/2020		55,100
155,000	3.625		07/01/2021		106,756
60,000	3.750		07/01/2022		41,325
730,000	3.875		07/01/2023		507,350
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A2/AA)(f)
52,372,000	(3M USD LIBOR + 0.52%) 3.988		07/01/2029		47,559,553

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL) (Baa2/NR)
1,250,000		5.250		07/01/2032		1,250,483
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (WR/NR)*
126,000		5.000		07/01/2024		89,617
Puerto Rico Electric Power Authority RB Series 2010 AAA (WR/NR)*
1,489,000		5.250		07/01/2027		1,060,912
2,119,000		5.250		07/01/2028		1,509,788
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructued Bonds Series A-2 (NR/NR)
1,452,000		4.329		07/01/2040		1,321,391
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(e)
4,313,000		0.000		07/01/2031		2,877,051
5,295,000		0.000		07/01/2033		3,178,053
314,221,000		0.000		07/01/2046		82,118,516
104,525,000		0.000		07/01/2051		20,212,794
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
87,426,000		4.329		07/01/2040		79,561,909
562,000		4.536		07/01/2053		496,041
10,379,000		4.784		07/01/2058		9,420,448
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
3,939,000		4.500		07/01/2034		3,887,814
3,447,000		4.550		07/01/2040		3,223,533
42,941,000		4.750		07/01/2053		39,278,176
135,437,000		5.000		07/01/2058		127,537,217

						819,527,974

Rhode Island – 0.2%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (NR/CCC-)(e)
124,220,000		0.000		06/01/2052		18,001,242

South Carolina – 0.4%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
2,690,000		6.875		11/01/2035		2,691,726
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)(c)
6,160,000		5.250		06/15/2052		5,581,303
5,615,000		5.250		06/15/2057		4,983,396
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (NR/NR)
2,365,000		5.000		11/15/2047		2,246,128
South Carolina Jobs-Economic Development Authority RB for Kiawah Life Plan Village, Inc. Project Series 2021 A (NR/NR)(c)
910,000		8.750		07/01/2025		973,241
South Carolina Public Service Authority Revenue Obligations 2015 Tax Exempt Series E (A/NR)
7,790,000		5.250		12/01/2055		7,873,647

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
South Carolina – (continued)
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (A3/AA)
$9,000,000	5.000%	12/01/2052	$9,509,346
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A3/AA)
2,000,000	3.000	04/15/2049	1,471,285
State of South Carolina Public Service Authority Revenue Refunding Obligations Series 2022 A (A3/AA)
5,000,000	4.000	12/01/2052	4,711,491

			40,041,563

South Dakota – 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
1,050,000	4.000	08/01/2056	826,233
1,450,000	4.000	08/01/2061	1,109,101

			1,935,334

Tennessee – 0.1%
City of Chattanooga Health, Educational & Housing Board RB for Commonspirit Health Series 2019A-2 (Baa1/A-)
3,235,000	5.000	08/01/2049	3,273,260
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A3/A-)
1,230,000	4.000	07/01/2040	1,187,280
Industrial Development Board of The Metropolitan Government of Davidson County Senior Special Assessment RB Series 2021A (NR/NR)(c)
1,150,000	4.000	06/01/2051	916,959
Industrial Development Board of The Metropolitan Government of Davidson County Senior Special Assessment Revenue Capital Appreciation Bonds Series 2021B (NR/NR)(c)(e)
2,825,000	0.000	06/01/2043	931,535
Memphis-Shelby County Industrial Development Board Tax Allocation Refunding Bonds Series 2017 A (NR/NR)
100,000	4.750	07/01/2027	83,183
4,100,000	5.625	01/01/2046	2,538,795
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (NR/NR)
315,000	5.000	10/01/2029	326,395
230,000	5.000	10/01/2034	238,049
375,000	5.000	10/01/2039	377,145
450,000	5.000	10/01/2048	436,634
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(c)
850,000	5.125	06/01/2036	861,273

			11,170,508

Texas – 7.1%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)(c)
260,000	4.250	09/01/2023	259,943
500,000	4.625	09/01/2028	502,679
2,340,000	5.125	09/01/2038	2,334,145
2,580,000	5.250	09/01/2047	2,552,305

Municipal Bonds – (continued)
Texas – (continued)
Arlington Higher Education Finance Corp. Education RB for Legacy Traditional Schools Project Series 2022A (NR/NR)(c)
5,500,000	6.750	02/15/2062	5,381,112
Arlington Higher Education Finance Corp. Education RB for Texas Charter Schools Series 2021 (Ba3/NR)(a)(h)(c)
2,325,000	4.500	06/15/2026	2,231,876
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
1,495,000	5.625	08/15/2052	1,358,762
1,780,000	5.750	08/15/2057	1,617,529
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
305,000	4.000	08/15/2036	263,129
560,000	4.000	08/15/2041	450,806
810,000	4.000	08/15/2046	614,470
Aubrey Independent School District UT School Building Bonds Series 2022 (PSF-GTD) (A2/AAA)
5,000,000	4.000	02/15/2052	4,978,951
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (NR/BB+)
1,480,000	5.000	01/01/2029	1,533,654
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (NR/BB)
3,575,000	5.250	12/01/2035	3,596,880
2,435,000	5.000	12/01/2040	2,339,150
Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities RB for Aleon Renewable Metals Project (NR/NR)(a)(c)
6,600,000	10.000	06/01/2042	6,542,893
Cedar Bayou Navigation District Special Assessment Series 2020 (NR/NR)
9,415,000	6.000	09/15/2051	7,832,491
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(c)
2,190,000	6.500	09/01/2048	2,254,424
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)(c)
867,000	4.000	09/15/2041	727,211
1,271,000	4.250	09/15/2051	1,037,596
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)(c)
1,931,000	6.000	09/01/2052	1,932,246
City of Aubrey Special Assessment RB for Jackson Ridge Public Improvement District Project Series 2022 (NR/NR)(c)
1,620,000	6.000	09/01/2045	1,652,966
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(c)
4,150,000	5.125	11/01/2033	4,094,902
City of Austin Special Assessment RB for Whisper Valley Public Improvement District Project Series 2022 (NR/NR)(c)
1,170,000	5.500	11/01/2051	1,163,269
City of Bee Cave Special Assessment RB Series 2021 (NR/NR) (NR/NR)(c)
563,000	4.750	09/01/2031	514,772
1,540,000	5.000	09/01/2041	1,414,714
1,907,000	5.250	09/01/2051	1,752,211

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)(c)
$430,000	3.750%	09/01/2040	$354,201
1,451,000	4.000	09/01/2050	1,180,874
City of Celina Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(c)
450,000	4.250	09/01/2041	389,231
550,000	4.500	09/01/2050	469,334
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)(c)
1,021,000	5.000	09/01/2051	930,293
City of Celina Special Assessment RB for Harper Estates Public Improvement District Project Series 2023 (NR/NR)(c)
6,576,000	6.750	09/01/2052	6,533,860
City of Celina Special Assessment RB for Hillside Public Improvement District Series 2022 (NR/NR)(c)
812,000	3.375	09/01/2042	603,028
3,549,000	4.000	09/01/2052	2,830,428
City of Celina Special Assessment RB for Parks At Wilson Creek Series 2021 (NR/NR)(c)
120,000	2.750	09/01/2026	111,988
221,000	3.500	09/01/2026	210,389
240,000	3.250	09/01/2031	212,359
446,000	4.000	09/01/2031	415,788
1,134,000	3.500	09/01/2041	934,417
959,000	4.250	09/01/2041	846,969
1,916,000	4.000	09/01/2051	1,584,130
1,410,000	4.500	09/01/2051	1,211,482
City of Celina Special Assessment RB for Ten Mile Creek Public Improvement District Project Series 2023 (NR/NR)(c)(g)
701,000	6.250	09/01/2042	703,605
1,365,000	5.750	09/01/2052	1,370,215
1,175,000	6.500	09/01/2052	1,179,308
City of Celina Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)(c)
1,215,000	5.625	09/01/2052	1,212,310
City of Celina Special Assessment RB Series 2022 (NR\NR)(c)
910,000	4.000	09/01/2043	763,973
933,000	4.125	09/01/2051	762,086
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(c)
400,000	5.500	09/01/2046	403,389
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
1,125,000	5.625	09/01/2038	1,148,512
1,686,000	5.750	09/01/2047	1,710,897
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#2-3 Project Series 2019 (NR/NR)(c)
2,330,000	4.250	09/01/2049	1,970,232
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#4 Project Series 2020 (NR/NR)(c)
1,800,000	4.125	09/01/2050	1,466,677

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,710,000	7.500	09/01/2045	3,769,135
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Area #1 Project Series 2015 (NR/NR)
1,635,000	6.250	09/01/2045	1,655,637
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(c)
215,000	4.750	09/01/2031	202,056
370,000	5.250	09/01/2041	359,343
500,000	5.500	09/01/2050	488,969
City of Crandall Cartwright Ranch Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(c)
242,000	4.125	09/15/2026	232,621
261,000	4.750	09/15/2031	242,627
900,000	4.250	09/15/2041	785,327
500,000	5.000	09/15/2041	468,430
1,400,000	4.500	09/15/2051	1,189,225
650,000	5.250	09/15/2051	606,443
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)(c)
4,500,000	6.125	09/15/2052	4,619,859
City of Crandall Special Assessment RB for River Ridge Public Improvement District Single Family Residential Major Improvement Project Series 2022 (NR/NR)(c)
1,580,000	6.750	09/15/2052	1,641,360
City of Dayton Junior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022B (NR/NR)(c)
1,364,000	5.750	09/01/2052	1,348,653
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)(c)
1,413,000	5.250	09/01/2052	1,347,881
City of Elmendorf Hickory Ridge Public Improvement District Special Assessment Bond for Improvement Area No. 1 Series 2021 (NR/NR)(c)
1,071,000	4.000	09/01/2051	844,348
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(c)
692,000	3.875	08/15/2040	568,854
994,000	4.125	08/15/2050	818,081
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)(c)
925,000	3.750	08/15/2041	754,269
1,656,000	4.000	08/15/2051	1,340,601
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)(c)
2,275,000	6.000	08/15/2052	2,302,126
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)(c)
1,360,000	4.250	08/15/2049	1,173,191

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)(c)
$910,000	4.350%	08/15/2039	$832,754
1,920,000	4.500	08/15/2048	1,697,213
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)(c)
1,000,000	4.375	08/15/2052	862,063
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)(c)
961,000	4.125	09/15/2042	843,551
617,000	4.250	09/15/2047	532,566
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
4,345,000	5.000	09/01/2047	4,197,058
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)
1,390,000	4.500	09/01/2037	1,321,279
2,435,000	5.000	09/01/2044	2,364,560
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
2,235,000	4.500	09/01/2032	2,261,438
4,715,000	4.500	09/01/2038	4,548,783
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR) (NR/NR)(c)
1,852,000	4.000	09/01/2051	1,473,960
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)(c)
2,450,000	4.375	09/01/2049	2,132,693
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
3,410,000	5.000	07/15/2028	3,429,839
City of Houston Airport System Special Facilities RB Series 2021B-1 (AMT) (NR\NR)
1,000,000	4.000	07/15/2041	847,878
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(c)
1,000,000	4.000	09/01/2056	785,444
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)(c)
2,491,000	4.000	09/01/2051	1,999,698
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)(c)
2,329,000	4.000	09/01/2056	1,829,134
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
1,500,000	5.000	08/15/2043	1,527,613
City of Justin Special Assessment for Timberbrook Public Improvement District No. 1 Series 2021 (NR/NR)(c)
2,051,000	4.000	09/01/2051	1,618,720

Municipal Bonds – (continued)
Texas – (continued)
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)(c)
575,000	3.625	09/15/2041	450,268
City of Kaufman Special Assessment RB for Kaufman Public Improvement District Project Series 2022 (NR/NR)(c)
620,000	6.000	09/15/2052	637,064
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)(c)
2,050,000	5.250	09/01/2043	2,009,660
1,297,000	5.500	09/01/2047	1,278,085
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)(c)
700,000	3.750	09/01/2041	551,835
900,000	4.000	09/01/2046	736,771
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)(c)
1,405,000	4.625	09/01/2039	1,331,202
900,000	4.750	09/01/2044	839,691
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)(c)
1,310,000	3.625	09/01/2040	1,051,189
400,000	4.000	09/01/2046	329,927
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Project Series 2022 (NR/NR)(c)
212,000	4.125	09/01/2027	205,181
501,000	4.625	09/01/2041	462,362
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)(c)
1,225,000	4.875	09/01/2044	1,151,003
City of Kyle Special Assessment RB Series 2022 (NR/NR)
1,950,000	5.000	09/01/2042	1,868,630
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
990,000	3.750	09/01/2042	817,335
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)(c)
565,000	4.250	09/15/2039	507,933
2,415,000	4.500	09/15/2049	2,097,658
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)(c)
850,000	5.000	09/15/2049	792,075
City of Lavon Special Assessment RB Series 2022 (NR\NR)(c)
2,123,000	4.000	09/15/2042	1,795,079
900,000	4.375	09/15/2042	773,414
4,978,000	4.125	09/15/2052	4,016,058
1,396,000	4.500	09/15/2052	1,164,191
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)(c)
1,890,000	4.000	09/01/2054	1,467,204
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)(c)
225,000	3.500	09/01/2027	207,931
275,000	3.875	09/01/2032	241,127

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)(c) – (continued)
$550,000	4.125%	09/01/2042	$450,327
2,100,000	4.000	09/01/2052	1,503,999
900,000	4.375	09/01/2052	713,822
City of Manor Manor Heights Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(c)
700,000	3.500	09/15/2041	534,786
830,000	4.125	09/15/2041	708,208
900,000	4.000	09/15/2051	725,131
1,125,000	4.375	09/15/2051	932,512
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)(c)
295,000	4.500	09/15/2040	271,814
525,000	4.625	09/15/2049	465,681
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(c)
150,000	4.125	09/01/2026	143,237
150,000	4.625	09/01/2031	136,908
900,000	4.125	09/01/2041	775,180
450,000	4.875	09/01/2041	396,991
1,370,000	4.375	09/01/2051	1,145,410
520,000	5.125	09/01/2051	477,302
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)(c)
780,000	4.250	09/15/2039	718,205
2,950,000	4.375	09/15/2049	2,594,486
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)(c)
585,000	3.625	09/15/2041	459,083
820,000	4.000	09/15/2051	658,127
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)(c)
2,430,000	5.750	09/15/2052	2,375,955
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)(c)
1,155,000	5.750	09/15/2039	1,159,888
2,055,000	6.000	09/15/2049	2,076,765
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)(c)
2,405,000	5.875	09/15/2039	2,412,906
5,200,000	5.125	09/15/2048	4,984,886
3,830,000	6.125	09/15/2048	3,867,001
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(c)
130,000	4.125	09/15/2031	119,328
420,000	4.500	09/15/2041	370,802
1,540,000	4.125	09/15/2051	1,261,019
510,000	4.750	09/15/2051	439,607
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)(c)
2,310,000	5.375	09/15/2052	2,195,488

Municipal Bonds – (continued)
Texas – (continued)
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)(c)
1,300,000	6.125	09/15/2052	1,301,328
City of New Braunfels Special Assessment RB for Solms Landing Public Improvement Project Series 2021 (NR/NR)(c)
220,000	3.625	09/01/2026	205,855
320,000	4.250	09/01/2031	292,678
782,000	4.500	09/01/2041	676,318
1,355,000	4.750	09/01/2051	1,152,684
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)(c)
361,000	5.250	09/01/2040	352,955
355,000	5.625	09/01/2040	351,702
560,000	4.125	09/01/2049	473,049
932,000	5.375	09/01/2050	898,322
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)(c)
1,175,000	3.750	09/01/2040	983,894
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(c)
1,355,000	4.125	09/01/2048	1,161,067
1,440,000	4.500	09/01/2048	1,303,584
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)(c)
600,000	5.500	09/15/2042	592,225
1,350,000	5.625	09/15/2052	1,330,843
1,928,000	6.125	09/15/2052	1,954,572
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)(c)
550,000	5.500	09/15/2042	542,873
1,200,000	5.625	09/15/2052	1,182,971
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)(c)
3,701,000	6.000	09/15/2052	3,745,592
1,480,000	6.500	09/15/2052	1,510,076
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)(c)
1,040,000	4.375	09/01/2052	895,461
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)(c)
2,460,000	4.875	09/01/2048	2,334,085
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(c)
126,000	3.875	09/01/2040	106,237
175,000	4.125	09/01/2050	145,934
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
400,000	4.875	09/01/2039	390,406
835,000	5.000	09/01/2049	805,085
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)(c)
398,000	4.000	09/01/2051	323,405

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)(c)
$700,000	5.125%	09/01/2042	$684,951
1,300,000	5.250	09/01/2052	1,245,522
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)(c)
2,205,000	4.500	09/01/2039	2,064,470
1,185,000	5.500	09/01/2039	1,199,597
1,490,000	4.750	09/01/2049	1,364,775
2,140,000	5.750	09/01/2049	2,159,250
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)(c)
2,041,000	5.375	09/01/2053	2,010,824
City of Princeton Special Assessment RB for Winchester Public Improvement District Project Series 2022 (NR/NR)(c)
912,000	5.125	09/01/2042	890,947
2,050,000	5.250	09/01/2052	1,978,062
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(c)
750,000	3.750	09/01/2040	619,716
1,250,000	4.000	09/01/2050	1,017,417
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)(c)
1,449,000	4.000	09/01/2051	1,176,385
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)(c)
809,000	3.375	09/15/2041	615,469
565,000	4.000	09/15/2051	456,466
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(c)
1,195,000	3.875	09/15/2040	1,008,363
1,780,000	4.125	09/15/2050	1,472,717
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)(c)
110,000	4.375	09/15/2030	104,932
500,000	4.125	09/15/2040	441,198
1,520,000	4.375	09/15/2050	1,307,126
600,000	5.125	09/15/2050	557,178
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)(c)
1,760,000	4.750	09/15/2049	1,632,197
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(c)
1,070,000	3.750	09/15/2040	865,835
1,490,000	4.000	09/15/2050	1,209,602
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)(c)
613,000	6.875	09/15/2042	626,622
1,350,000	7.000	09/15/2052	1,382,682
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
665,000	5.375	09/01/2040	658,738
1,500,000	5.625	09/01/2050	1,487,281

Municipal Bonds – (continued)
Texas – (continued)
City of San Marcos Special Assessment RB for Whisper South Public Improvement Project 2022 (NR/NR) (NR/NR)(c)
1,522,000	4.500	09/01/2051	1,287,129
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
780,000	5.000	09/01/2028	788,102
2,035,000	5.600	09/01/2038	2,067,699
2,470,000	5.700	09/01/2047	2,490,481
City of Sinton Special Assessment RB Series 2022 (NR\NR)(c)
900,000	5.125	09/01/2042	855,160
1,150,000	5.250	09/01/2051	1,073,260
City of Uhland Special Assessment RB for Watermill Public Improvement District Series 2022 (NR/NR)(c)
2,000,000	6.625	09/01/2052	2,089,463
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)(c)
1,171,000	5.500	08/15/2052	1,152,474
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
1,175,000	4.000	10/01/2050	954,133
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)(c)
1,100,000	5.000	10/01/2050	910,867
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
575,000	4.000	10/01/2050	539,910
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)(c)
800,000	3.750	09/15/2040	647,263
1,200,000	4.000	09/15/2050	952,242
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(c)
985,000	4.500	09/01/2041	843,836
765,000	4.750	09/01/2050	653,263
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)(c)
3,250,000	5.000	04/01/2032	3,251,161
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(c)
100,000	3.750	08/15/2024	98,187
350,000	4.000	08/15/2029	329,332
1,150,000	4.500	08/15/2035	1,051,613
875,000	5.000	08/15/2044	817,886
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (Baa2/NR)
1,545,000	4.750	05/01/2038	1,522,618
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (Baa2/NR)
5,685,000	4.750	11/01/2042	5,571,670
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(c)
1,090,000	5.000	09/01/2027	1,079,625
895,000	5.000	09/01/2032	875,913
1,315,000	5.125	09/01/2037	1,270,762

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
Texas – (continued)
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (NR/AA+)(d)
$15,140,000	0.000%		10/01/2046		$16,057,315
11,100,000	0.000		10/01/2047		11,781,189
Greater Texoma Authority Contract RB for City of Sherman Project Series 2023 (NR/AA)(g)
2,000,000	4.250		10/01/2053		1,936,166
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (Aa1/AA-)(f)
13,855,000	(3M USD LIBOR + 0.67%) 3.929		08/15/2035		12,827,794
Harris County-Houston Sports Authority RB Refunding Series 2004 A (NATL) (Baa2/BB) (e)
5,525,000	0.000		11/15/2036		2,537,237
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)(c)
1,789,000	5.500		09/15/2042		1,794,929
3,204,000	5.750		09/15/2052		3,208,122
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)(c)
1,340,000	4.500		09/01/2039		1,274,472
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
595,000	3.750		09/01/2032		590,679
510,000	3.875		09/01/2037		480,392
930,000	4.000		09/01/2047		840,260
Hidalgo County Regional Mobility Authority Junior Lien Toll and Vehicle Registration Fee Revenue and Refunding Bonds Series 2022B (Baa3\BB+)(e)
6,105,000	0.000		12/01/2049		1,168,291
6,365,000	0.000		12/01/2050		1,141,723
6,760,000	0.000		12/01/2051		1,136,376
6,925,000	0.000		12/01/2052		1,084,494
7,155,000	0.000		12/01/2053		1,049,488
7,300,000	0.000		12/01/2054		1,002,691
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (NR/B)
12,425,000	5.000		07/15/2028		12,497,286
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (AMT) (NR/NR)
875,000	5.000		07/01/2027		879,303
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (NR/NR)
950,000	5.000		07/15/2027		954,740
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (AMT) (NR/NR)
4,580,000	5.000		07/15/2027		4,602,850
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (Ba3/B)
10,000,000	6.625		07/15/2038		10,002,253
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (Ba3/B)
9,250,000	5.000		07/01/2029		9,254,798

Municipal Bonds – (continued)
Texas – (continued)
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (NR/B)
10,500,000		5.000		07/15/2035		10,370,270
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (NR/BBB-)
1,035,000		4.000		10/01/2051		846,967
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (NR/BB)
1,950,000		5.000		12/01/2045		1,813,219
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(c)
135,000		4.500		09/01/2023		135,167
785,000		5.000		09/01/2028		796,403
1,170,000		5.375		09/01/2038		1,182,230
1,930,000		5.125		09/01/2047		1,894,285
1,500,000		5.500		09/01/2047		1,506,872
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
165,000		2.375		09/01/2031		143,301
165,000		2.375		09/01/2032		141,205
175,000		2.375		09/01/2033		147,457
175,000		2.500		09/01/2034		144,636
365,000		2.500		09/01/2036		282,996
385,000		2.625		09/01/2038		285,914
370,000		3.000		09/01/2041		275,741
520,000		3.000		09/01/2046		361,778
1,265,000		3.000		09/01/2051		838,801
Lake Houston Redevelopment Authority RB Refunding for City of Houston Reinvestment Zone No. 10 Series 2021 (NR/BBB-)
480,000		2.500		09/01/2041		337,041
590,000		3.000		09/01/2044		437,607
650,000		3.000		09/01/2047		463,781
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (NR/BB-)(c)
16,500,000		4.625		10/01/2031		16,098,316
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
705,000		5.500		02/15/2040		709,888
1,325,000		5.250		02/15/2045		1,300,081
780,000		4.000		02/15/2051		615,631
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (NR/BBB-)
1,850,000		5.000		09/15/2043		1,856,646
4,800,000		5.000		09/15/2048		4,784,888
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (BB+/NR)(c)
2,850,000		4.000		08/15/2046		2,106,835
9,105,000		4.000		08/15/2056		6,228,281
New Hope Cultural Education Facilities Finance Corp. RB Refunding for Wichita Falls Retirement Foundation Obligated Group Series 2021 (NR/NR)
1,630,000		4.000		01/01/2036		1,332,212
1,600,000		4.000		01/01/2041		1,221,447

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB for Army Retirement Residence Foundation Project Series 2022 (NR/BB+)
$2,325,000		5.750%		07/15/2052		$2,157,698
3,055,000		6.000		07/15/2057		2,910,098
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB for the Outlook at Windhaven Project Series 2022B-3 (NR/NR)
4,700,000		4.250		10/01/2026		4,626,665
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR\NR)
1,400,000		4.000		11/01/2055		995,158
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/NR)
11,200,000		5.500		01/01/2057		8,095,165
New Hope Cultural Education Facilities Finance Corp. Senior Living RB Series 2021B (NR\NR)
3,250,000		7.000		01/01/2057		2,096,471
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (NR/BBB-)(c)
1,465,000		5.000		08/15/2051		1,361,174
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (WR/NR)(b)
335,000		5.000		04/01/2026		358,536
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (WR/NR)(b)
1,000,000		5.000		04/01/2025		1,044,369
North Parkway Municipal Management Contract RB for Legacy Hills Public Improvement Project Series 2021 (NR/NR)(c)
1,395,000		4.000		09/15/2041		1,205,387
6,110,000		5.000		09/15/2051		5,655,664
North Parkway Municipal Management Special Assessment RB for Major Improvements Project Series 2021 (NR/NR)(c)
1,553,000		4.250		09/15/2031		1,484,854
4,700,000		4.750		09/15/2041		4,403,157
North Texas Tollway Authority RB for Second Tier Series 2021 B (A2/A)
15,475,000		3.000		01/01/2046		11,997,726
Pflugerville Independent School District UT School Building Bonds Series 2023A (NR/AA+)
10,000,000		4.000		02/15/2045		9,888,861
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)(c)
1,650,000		2.750		01/01/2036		1,181,733
3,675,000		2.875		01/01/2041		2,428,260
11,125,000		3.000		01/01/2050		6,594,239
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (AMT) (NR/NR)(c)
9,995,000		4.000		01/01/2050		7,232,831

Municipal Bonds – (continued)
Texas – (continued)
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)(c)
4,125,000	6.000		01/01/2025		3,882,964
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)(c)
29,500,000	4.100		01/01/2028		23,790,101
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
175,000	5.750		09/15/2036		173,293
460,000	6.000		09/15/2046		460,402
Royse City Special Assessment RB for Creekshaw Public Improvement District Improvement Area Project Series 2022 (NR/NR)(c)
1,166,000	6.000		09/15/2052		1,180,197
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)(c)
825,000	4.125		09/15/2039		741,591
3,275,000	4.375		09/15/2049		2,850,607
Spring Independent School District UT School Building Bonds Series 2023 (Aa2/AA-)
5,275,000	4.000		08/15/2052		5,157,509
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (NR/NR)
9,850,000	5.000		05/15/2045		8,280,793
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
2,445,000	4.250		08/15/2053		2,421,416
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A2/A-)(f)
4,100,000	(3M USD LIBOR + 0.70%) 3.960		12/15/2026		4,085,693
Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (NR/BBB+)
8,295,000	5.000		12/15/2032		8,709,026
Texas Private Activity Bond Surface Transportation Corp. Senior Lien RB for NTE Mobility Partners Segments 3 LLC Series 2013 (NR/NR)
5,000,000	6.750		06/30/2043		5,048,013
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (Baa3/NR)
3,900,000	5.000		12/31/2050		3,901,940
3,900,000	5.000		12/31/2055		3,885,910
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (Baa3/NR)
23,090,000	5.000		06/30/2058		22,784,406
Town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)(c)
1,500,000	4.000		09/01/2043		1,261,809
Town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/NR)(c)
2,225,000	5.375		09/15/2052		2,117,736

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Town of Little Elm Special Assessment RB for Spiritas East Public Improvement Project Series 2022 (NR/NR)(c)
$429,000	3.750%	09/01/2042	$337,397
410,000	4.000	09/01/2051	325,031
Town of Little Elm Special Assessment RB for Valencia Public Improvement District Project Series 2022 (NR/NR)(c)
2,000,000	6.875	09/01/2052	2,088,475
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases #2-3 Project Series 2018 (NR/NR)(c)
1,343,000	5.875	09/01/2047	1,380,336
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(c)
1,400,000	5.000	09/01/2047	1,347,673
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)(c)
1,145,000	5.500	09/01/2052	1,131,773
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
1,630,000	3.000	09/01/2036	1,381,759
860,000	3.000	09/01/2037	711,173
625,000	3.000	09/01/2039	497,252
600,000	3.000	09/01/2040	467,700
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
390,000	3.125	12/01/2035	315,205
457,000	3.375	12/01/2040	353,414
786,000	3.500	12/01/2047	580,742
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
424,000	4.000	12/01/2027	416,955
1,545,000	4.750	12/01/2035	1,542,448

			650,685,169

Utah – 0.8%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)(c)
2,010,000	3.750	03/01/2041	1,601,442
7,125,000	4.000	03/01/2051	5,361,867
Black Desert Public Infrastructure District GO Bonds Series 2021 B (NR/NR)(c)
5,000,000	7.375	09/15/2051	4,096,603
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (NR/NR)
3,240,000	7.100	08/15/2023	3,237,820
Coral Junction Public Infrastructure District Special Assessment Bonds Series 2022A-2 (NR/NR)(c)
2,350,000	5.500	06/01/2041	2,240,871
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)(c)
10,250,000	5.500	02/01/2050	8,861,824
Medical School Campus Public Infrastructure District GO Bonds Series 2020 B (NR/NR)(c)
1,954,000	7.875	08/15/2050	1,655,774

Municipal Bonds – (continued)
Utah – (continued)
Military Installation Development Authority RB Series 2021 A-1 (NR/NR)
1,500,000	4.000	06/01/2036	1,256,175
800,000	4.000	06/01/2041	634,960
13,950,000	4.000	06/01/2052	9,891,511
Military Installation Development Authority RB Series 2021 A-2 (NR/NR)
2,500,000	4.000	06/01/2036	2,093,707
2,500,000	4.000	06/01/2041	1,960,144
Red Bridge Public Infrastructure District No. 1 GO Bonds Series 2021 A (NR/NR)(c)
1,180,000	3.625	02/01/2035	954,811
500,000	4.125	02/01/2041	388,526
500,000	4.375	02/01/2051	373,853
Red Bridge Public Infrastructure District No. 1 GO Bonds Series 2021 B (NR/NR)(c)
600,000	7.375	08/15/2051	484,822
ROAM Public Infrastructure District No. 1 GO Bonds Series 2021 A (NR/NR)(c)
1,625,000	4.250	03/01/2051	1,239,815
Salt Lake City Apartment RB Series 2021 A (A2/AA)
10,000,000	4.000	07/01/2051	9,319,556
Utah Charter School Finance Authority Charter School RB for Beehive Science & Technology Academy Project Series 2021A (NR/NR)(c)
900,000	4.000	10/15/2051	625,134
4,240,000	4.000	10/15/2056	2,829,493
Utah Charter School Finance Authority Charter School RB Series 2022A (BB+/NR)(c)
6,365,000	5.750	06/15/2052	6,214,861
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR\BB)(c)
3,630,000	4.250	07/15/2050	2,754,288
Utah Charter School Finance Authority RB for Bridge Elementary Project Series 2021A (NR/NR)(c)
1,220,000	4.250	06/15/2051	879,427
Utah Charter School Finance Authority RB for Technology Academy Project Series 2021A (NR/NR)(c)
6,600,000	4.000	10/15/2061	4,257,790

			73,215,074

Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000	05/01/2047	873,441
Vermont Economic Development Authority Solid Waste Disposal RB for Casella Waste System Project Series 2022 (B/NR)(a)(h)(c)
2,250,000	5.000	06/01/2027	2,211,793

			3,085,234

Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (NR/NR)(c)
9,850,000	5.000	10/01/2039	7,785,615

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – 1.5%
Ablemarle County Economic Development Authority Residential Care Facility Revenue Refunding Bonds Series 2022B (NR\ NR)
$4,000,000	4.000%	06/01/2054	$3,144,793
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (NR/NR)(b)
2,700,000	5.000	10/01/2025	2,863,668
City of Roanoke Economic Development Authority Hospital RB for Carilion Clinic Obligated Group Series 2020A (Aa3/AA-)
2,030,000	3.000	07/01/2045	1,633,475
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (NR/BBB-)
5,000,000	5.000	01/01/2050	4,779,566
5,000,000	5.000	01/01/2059	4,669,422
James City County Economic Development Authority RB Refunding for Virginia United Methodist Homes, Inc. Obligated Group Series 2021 A (NR/NR)
580,000	4.000	06/01/2041	442,067
940,000	4.000	06/01/2047	667,059
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+)
710,000	4.000	04/01/2045	622,214
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B3/B-)
10,940,000	6.706	06/01/2046	10,139,861
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)(e)
236,845,000	0.000	06/01/2047	59,490,111
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (NR/CCC-)(e)
34,250,000	0.000	06/01/2047	8,327,411
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB-)
1,525,000	3.000	06/01/2041	1,115,903
1,050,000	4.000	06/01/2046	887,895
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (Baa3/NR)
32,050,000	5.000	12/31/2056	31,181,862
Virginia Small Business Financing Authority Solid Waste Disposal RB Series 2018 (B/NR)(a)(h)(c)
1,000,000	5.000	07/01/2038	912,122
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (NR/NR)
3,435,000	5.000	12/31/2049	3,384,895
4,765,000	5.000	12/31/2052	4,670,641

			138,932,965

Washington – 1.3%
Grant County Public Hospital District UT GO Bonds Series 2023 (Baa1/NR)
14,405,000	5.000	12/01/2044	14,833,252
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (AMT) (NR/BB)
4,980,000	5.000	04/01/2030	4,982,004

Municipal Bonds – (continued)
Washington – (continued)
Port of Seattle Intermediate Lien Revenue Refunding Bonds Series 2022B (AMT) (A1/AA-)
2,765,000	4.000	08/01/2047	2,584,780
Washington Higher Education Facilities Authority RB for Seattle University Series 2020 (NR/A)
1,125,000	4.000	05/01/2050	1,052,933
Washington State Convention Center Public Facilities District Lodging Tax Bonds Series 2018 (Baa1/AA)
19,805,000	4.000	07/01/2058	18,351,404
Washington State Convention Center Public Facilities District RB Series 2018 (Baa1/BBB-)
47,425,000	5.000	07/01/2048	47,341,361
37,700,000	4.000	07/01/2058	30,775,524
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (NR/NR)(c)
1,350,000	5.000	01/01/2049	1,011,288
3,800,000	5.000	01/01/2055	2,753,997

			123,686,543

West Virginia – 0.5%
City of South Charleston Special District Excise Tax Revenue Improvement Bonds Series 2022 A (NR\NR)(c)
1,345,000	4.250	06/01/2042	1,063,208
2,350,000	4.500	06/01/2050	1,805,384
City of South Charleston Special District Excise Tax Revenue Improvement Bonds Series 2022 B (NR\NR)(c)
2,450,000	5.500	06/01/2032	2,138,167
2,725,000	6.000	06/01/2037	2,283,690
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (NR/BBB-)
955,000	3.000	03/01/2035	834,067
2,685,000	3.000	03/01/2037	2,172,309
775,000	3.250	03/01/2041	591,770
Monongalia County Commission Excise Tax District RB Refunding Series 2021 A (NR/NR)(c)
2,725,000	4.125	06/01/2043	2,417,842
Monongalia County Commission Excise Tax District RB Series 2021 B (NR/NR)(c)
1,650,000	4.875	06/01/2043	1,497,165
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (AMT) (B2/B)(a)(h)
9,300,000	5.000	07/01/2025	9,289,537
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B2/B)(a)(h)
4,850,000	4.125	07/01/2025	4,755,721
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (Baa1/BBB+)
6,120,000	5.000	01/01/2043	6,140,328
13,000,000	4.125	01/01/2047	11,245,981
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (Baa1/NR)
1,650,000	5.000	09/01/2038	1,707,810
1,525,000	5.000	09/01/2039	1,561,353

			49,504,332

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – 2.0%
Public Finance Authority Beyond Boone LLC-Appalachian State University Project RB Bonds Series 2019 A (AGM) (A2/AA)
$900,000	5.000%	07/01/2044	$929,045
2,350,000	4.125	07/01/2049	2,246,386
1,300,000	5.000	07/01/2054	1,327,398
1,600,000	5.000	07/01/2058	1,633,721
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)(c)
1,400,000	6.000	06/01/2062	1,360,838
Public Finance Authority Charter School RB Series 2021A (NR/NR)(c)
1,250,000	5.000	06/15/2051	979,557
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)(c)
1,630,000	5.500	06/15/2052	1,547,164
2,700,000	5.750	06/15/2062	2,609,355
Public Finance Authority Education RB for North Carolina Leadership Charter Academy, Inc. Series 2019 A (NR/NR)(c)
250,000	4.000	06/15/2029	235,910
385,000	5.000	06/15/2039	362,535
495,000	5.000	06/15/2049	440,125
430,000	5.000	06/15/2054	375,611
Public Finance Authority Education RB for Triad Educational Services Series 2022 (NR/BBB-)
600,000	5.500	06/15/2050	602,661
1,450,000	5.250	06/15/2052	1,439,642
1,400,000	5.375	06/15/2057	1,391,825
Public Finance Authority Education RB for Uwharrie Charter Academy Project Series 2022A (NR/Ba2)(c)
1,400,000	5.000	06/15/2052	1,223,670
1,850,000	5.000	06/15/2057	1,591,843
1,850,000	5.000	06/15/2062	1,569,459
Public Finance Authority Education RB Series 2022 (NR\NR)(c)
3,925,000	5.000	01/01/2057	3,344,518
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (Baa3/BBB)
5,900,000	4.300	11/01/2030	5,739,859
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A2/AA)
950,000	4.000	07/01/2050	880,845
1,185,000	4.000	07/01/2055	1,073,214
1,520,000	4.000	07/01/2059	1,358,268
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba1/NR)(c)
5,650,000	5.000	12/01/2055	4,539,121
Public Finance Authority RB for Coral Academy Of Science Las Vegas Series 2021 A (NR/BBB-)
4,115,000	4.000	07/01/2061	3,213,078
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (Ba1/NR)(c)
1,300,000	5.000	06/15/2054	1,155,820
Public Finance Authority RB for Founders Academy of Las Vegas Series 2020 A (NR/BB-)(c)
520,000	4.000	07/01/2030	477,393
700,000	5.000	07/01/2040	642,273
1,875,000	5.000	07/01/2055	1,606,425

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB for High Desert Montessori Charter School Series 2021 A (NR/NR)(c)
300,000	5.000	06/01/2036	280,457
900,000	5.000	06/01/2051	770,734
1,075,000	5.000	06/01/2061	891,120
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(c)
3,100,000	5.250	03/01/2045	2,739,342
7,110,000	5.250	03/01/2055	6,062,559
Public Finance Authority RB for McLemore Resort Manager LLC Series 2021 A (NR/NR)(c)
15,750,000	4.500	06/01/2056	11,820,534
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-1 (NR/NR)*(c)
41,995	5.500	12/01/2048	13,018
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-2 (NR/NR)*(c)
85,207	7.250	12/01/2048	26,414
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)(c)
12,925,000	5.625	06/01/2050	10,476,467
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)(c)
14,840,000	6.500	06/01/2045	11,794,952
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
2,600,000	5.200	12/01/2037	2,672,095
1,525,000	5.350	12/01/2045	1,533,178
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB+)(c)
4,470,000	6.000	07/01/2031	3,912,709
Public Finance Authority RB for The Foundation of The University of North Carolina at Charlotte, Inc. Series 2021 A (NR/NR)(c)
2,825,000	4.000	09/01/2051	2,187,821
1,875,000	4.000	09/01/2056	1,416,530
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A3/A)
1,425,000	4.000	01/01/2045	1,310,475
1,900,000	3.000	01/01/2050	1,383,843
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)(c)
1,950,000	5.000	06/01/2050	1,683,109
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)(c)
1,450,000	5.000	09/01/2049	1,117,199
1,360,000	5.000	09/01/2054	1,022,966
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB+)(c)
9,950,000	4.500	07/01/2048	7,752,422
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)(c)
3,205,000	6.125	10/01/2049	2,937,738
Public Finance Authority RB Refunding for UMA Education, Inc. Series 2019 A (NR/BB)(c)
1,020,000	5.000	10/01/2034	990,493
350,000	5.000	10/01/2039	328,297

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (NR/NR)
$565,000	5.000%	11/15/2044	$535,655
765,000	5.000	11/15/2049	710,813
Public Finance Authority Revenue and Revenue Refunding Bonds Series 2022 (NR\BB)(c)
900,000	4.000	04/01/2042	731,113
1,400,000	4.000	04/01/2052	1,046,743
Public Finance Authority Senior Living Revenue Refunding Bonds for Fellowship Senior Living Project Series 2019A (NR/NR)
12,080,000	4.000	01/01/2052	9,276,721
Public Finance Authority Senior RB for Fargo-Moorhead Metropolitan Area Flood Risk Management Project Series 2021 (AMT) (NR/NR)
3,800,000	4.000	03/31/2056	3,052,808
Public Finance Authority Student Housing RB for CHF- Cullowhee, LLC-Western Carolina University Project Series 2015 A (NR/BBB-)
3,250,000	5.250	07/01/2047	3,087,441
Public Finance Authority Student Housing RB Series 2021A-1 (NR/NR)(c)
8,815,000	4.000	07/01/2061	6,344,366
Public Finance Authority Student Housing RB Subordinate Series 2021B (NR/NR)(c)
1,875,000	5.250	07/01/2061	1,431,868
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR)
1,315,000	3.000	02/01/2042	1,016,940
435,000	4.000	02/01/2045	396,634
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
950,000	4.000	12/01/2051	665,589
950,000	4.000	12/01/2056	640,272
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022B (NR/NR)(c)
32,525,000	6.000	02/01/2062	32,916,712

			182,875,706

Wyoming – 0.3%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A3/A)
28,040,000	3.625	07/15/2039	25,449,976

TOTAL MUNICIPAL BONDS
(Cost $9,269,198,179)			$8,816,599,226

Corporate Bonds – 1.0%
Healthcare – Services – 0.3%
Prime Healthcare Foundation Inc Series (NR/NR)
$16,525,000	7.000%	12/01/27	$16,532,350
Toledo Hospital RB Series 2022 B (Ba2/BB)
4,988,000	5.325	11/15/28	4,142,874

Corporate Bonds – (continued)
Healthcare – Services – (continued)
Tower Health Series (BB-/NR)
11,854,000	4.451	02/01/50	5,156,490

			25,831,714

Real Estate – 0.7%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)(j)
6,283,773	9.750	12/01/39	6,131,140
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)(c)(j)
3,874,089	9.750	12/01/39	3,779,988
Benloch Ranch Improvement Association No. 2 (NR/NR)(c)(j)
29,700,000	10.000	12/01/51	27,368,253
Brixton Park Improvement Association No. 1 Series (NR/NR)(c)(j)
27,165,373	6.875	12/01/51	23,744,709

			61,024,090

TOTAL CORPORATE BONDS
(Cost $95,038,204)			$86,855,804

U.S. Government Agency Obligations – 0.8%
Federal Home Loan Bank Discount Notes
$75,000,000	0.000%	08/02/23	$73,717,652
(Cost $73,778,468)

TOTAL INVESTMENTS – 98.0%
(Cost $9,438,014,851)			$8,977,172,682

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			186,997,180

NET ASSETS – 100.0%			$9,164,169,862

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2023. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Zero coupon bond until next reset date.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(g)	When-issued security.

(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rates disclosed is that which is in effect on March 31, 2023.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2023

(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	—Asset-Backed Security
AGC	—Insured by Assured Guaranty Corp.
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax (subject to)
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. Insured Custodial Receipts
CFD	—Community Facilities District
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Agency
LIBOR	—London Interbank Offered Rates
LP	—Limited Partnership
LT	—Limited Tax
MUN GOVT GTD	—Municipal Government Guaranteed NATL
NR	—Not Rated
PSF-GTD	—Guaranteed by Permanent School Fund
RB	—Revenue Bond
RMKT	—Remarketed
SD CRED PROG	—School District Credit Program
ST AID WITHHLDG	—State Aid Withholding
USD	—United States Dollar
UT	—Unlimited Tax
WR	—Withdrawn Rating

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2023(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 09/20/2023	1.000%	0.354%	JPMorgan Chase Bank NA	09/20/2023	15,000	$58,109	$(32,901)	$91,010
California State Various Purpose GO Bonds Series 2003, 5.000%, 12/20/2023	1.000	0.534	Morgan Stanely Co., Inc.	12/20/2023	10,000	56,686	(20,418)	77,104

Illinois State GO Bonds, Series A, 5.000%, 12/20/2023	1.000	0.020	Morgan Stanely Co., Inc.	12/20/2023	10,000	1,371	(55,267)	56,638

TOTAL						$116,166	$(108,586)	$224,752

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 96.5%
Alabama – 1.0%
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (NR/NR)(a)(g)
$1,000,000	4.000%	12/01/2025	$994,480
Black Belt Energy Gas District Gas Supply RB Series 2021A (NR/NR)(a)(g)
365,000	4.000	12/01/2031	359,626
County of Jefferson AL Sewer Revenue (NR/NR)(c)
125,000	0.000	10/01/2050	128,770
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B1/BB-)
200,000	5.750	10/01/2049	203,899
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
30,000	6.500	10/01/2053	31,864
Midcity Improvement District Special Assessment RB Series 2022 (NR\NR)
100,000	3.875	11/01/2027	90,926
100,000	4.250	11/01/2032	85,165

			1,894,730

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Senior Bond Series 2021 B-1 (NR/BBB+)
5,000	0.500	06/01/2031	4,984
Northern Tobacco Securitization Corp. Tobacco Settlement Asset Back Bonds Series 2021 (NR/A)
100,000	5.000	06/01/2031	110,936

			115,920

American Samoa – 0.0%
American Samoa Economic Development Authority RB Refunding Series 2021 B (Ba3/NR)(d)
100,000	2.470	09/01/2024	95,675

Arizona – 1.3%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)(e)
495,000	(3M USD LIBOR + 0.81%) 4.278	01/01/2037	463,914
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/NR)(d)
485,000	6.500	11/01/2053	465,138
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
25,000	3.375	07/01/2041	21,322
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC+)
180,000	4.500	01/01/2049	102,237
Arizona Industrial Development Authority RB for Kipp New York, Inc. Macombs Facility Series 2021 A (NR/BBB-)
65,000	4.000	07/01/2051	53,399
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)(d)
25,000	4.000	12/15/2051	18,166

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB Refunding for Doral Academy of Northern Nevada Obligated Group Series 2021 A (Ba1/NR)(d)
265,000	4.000	07/15/2041	217,648
County of Maricopa IDA Education RB Series 2021A (BB+/NR)(d)
75,000	4.000	07/01/2041	61,242
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (BB+/NR)(d)
50,000	4.000	07/01/2026	49,813
150,000	4.375	07/01/2031	149,293
150,000	5.000	07/01/2044	149,567
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
99,000	4.750	07/01/2043	86,638
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
100,000	5.000	05/15/2041	89,445
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (NR/NR)
140,000	5.000	11/15/2042	134,095
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB)
50,000	4.000	02/15/2046	42,452
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2021 A (NR/BB)(d)
40,000	4.000	07/01/2051	29,565
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(d)
25,000	5.125	10/01/2030	25,318
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (A3/BBB+)
225,000	5.000	12/01/2037	234,714

			2,393,966

Arkansas – 0.1%
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
50,000	4.250	07/01/2041	45,364
25,000	3.500	07/01/2046	16,889
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
100,000	3.500	07/01/2038	98,938
Batesville Public Facilities Board RB Refunding for White River Health System Obligated Group Series 2020 (NR/BBB-)
50,000	5.000	06/01/2027	53,099

			214,290

California – 8.6%
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (A2/AA)(f)
200,000	0.000	08/01/2036	115,178

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Bay Area Toll Authority Bridge RB 2021 Series D (AA/AA)(e)
$500,000	(SIFMA Municipal Swap Index Yield + 0.30%) 4.270%	04/01/2027	$488,095
Bay Area Toll Authority Bridge RB 2021 Series E (AA/AA)(e)
350,000	(SIFMA Municipal Swap Index Yield + 0.41%) 4.380	04/01/2028	338,985
California Community Choice Financing Authority Clean Energy Project RB Series 2022A (NR/NR)(a)(g)
575,000	4.000	08/01/2028	574,370
California Community Housing Agency RB Series 2021A-1 Senior Bonds (NR/NR)(d)
150,000	4.000	02/01/2056	121,593
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/BBB-)
30,000	4.000	06/01/2049	29,794
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/BBB+)
50,000	4.000	06/01/2049	46,387
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB-)
20,000	5.000	06/01/2049	20,104
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(f)
250,000	0.000	06/01/2055	50,598
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)(f)
400,000	0.000	06/01/2055	46,150
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (Baa3/NR)
50,000	5.000	08/01/2045	50,731
California Health Facilities Financing Authority RB for Lucile Salter Packard Childrens Hospital at Stanford 2016 Series B (A1/A+)
760,000	5.000	08/15/2055	779,519
California Health Facilities Financing Authority RB Series 2017A (BBB+/Baa2)
250,000	5.000	08/15/2042	256,589
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
100,000	4.000	07/01/2041	90,658
California Municipal Finance Authority Revenue Refunding Bonds for Eisenhower Medical Center Series 2017A (Baa2/NR)
150,000	5.000	07/01/2042	153,967
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
1,000,000	5.000	12/31/2043	1,012,728

Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-1 (NR\NR)
50,000	2.750	11/15/2027	45,298
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardends Project Series 2022B-2 (NR\NR)
75,000	2.125	11/15/2026	68,391
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (B+/NR)
250,000	4.000	07/15/2029	242,415
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB for Waste Management Project Series 2015A-3 (NR/A-)
205,000	4.300	07/01/2040	207,084
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (NR/NR)(d)
250,000	5.000	07/01/2034	270,388
275,000	5.000	07/01/2035	294,324
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(d)
55,000	5.000	06/15/2040	52,909
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (BB-/NR)(d)
250,000	6.250	04/01/2052	250,278
California School Finance Authority Charter School RB for Classical Academies Oceanside Project Series 2022A (BBB-/NR)(d)
100,000	5.000	10/01/2042	103,598
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)(d)
250,000	6.375	06/01/2052	255,516
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)(d)
35,000	3.000	10/01/2031	32,896
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (NR/BB+)(d)
365,000	3.000	07/01/2030	324,160
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 A (NR/NR)(d)
260,000	4.000	06/01/2031	245,913
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2016A (NR/BB-)(d)
250,000	5.250	12/01/2056	242,979
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
125,000	4.000	09/01/2051	107,600
California Statewide Communities Development Authority Kaiser Permanente RB Series 2009C (NR/AA-)(a)(g)
120,000	5.000	11/01/2029	138,810

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB-)
$275,000	5.500%	12/01/2054	$275,184
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
50,000	5.125	09/01/2042	51,181
California Statewide Communities Development Authority Student Housing Refunding RB for University of California Irvine East Campus Apartments Series 2016 (Baa1/NR)
100,000	5.000	05/15/2040	101,172
California Statewide Community Development Authority Pollution Control Refunding RB 2010 Series A (NON-AMT) (A-/BBB+)
190,000	1.750	09/01/2029	162,879
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
50,000	4.000	09/01/2041	46,405
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)(d)
50,000	4.000	09/01/2036	48,247
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
50,000	5.000	09/01/2048	49,137
City of Calimesa CA Community Facilities District No. 2018-1 Special Tax Series 2020 (NR/NR)
185,000	4.000	09/01/2033	186,909
City of Chula Vista CA Community Facilities District No. 16-1 Special Tax for Improvement Area No. 2 Series 2021 (NR/NR)
250,000	4.000	09/01/2046	225,359
City of Dublin Community Facilities District No. 2015-1 Special Tax Bonds for Improvement Area No. 3 Series 2021 (NR/NR)
50,000	4.000	09/01/2045	44,248
50,000	4.000	09/01/2051	42,700
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
25,000	3.000	09/01/2039	19,623
City of Palm Desert Community Facilities District No. 2005-1 Special Tax Refunding Bonds Series 2021 A (NR/NR)
25,000	4.000	09/01/2036	24,547
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Refunding Bonds Series 2021 (NR/NR)
100,000	3.000	09/01/2031	93,706
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
500,000	4.000	09/02/2037	485,936
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2030	103,807
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
250,000	4.000	09/01/2033	252,741
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
25,000	4.000	09/01/2040	23,598

Municipal Bonds – (continued)
California – (continued)
City of San Francisco Airport Commission International Airport Second Series RB Series 2018E (A1/A+)
400,000	5.000	05/01/2048	422,108
City of San Francisco Airport Commission International Airport Second Series RB Series 2019A (A1/A+)
490,000	5.000	05/01/2049	506,038
CMFA Special Finance Agency VIII Essential Housing RB 2021A-1 (NR/NR)(d)
150,000	3.000	08/01/2056	97,828
County of Los Angeles CA Community Facilities District NO 2021-01
100,000	5.000	09/01/2047	101,752
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (A/Baa2)
750,000	4.000	01/15/2046	701,083
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (BBB-/NR)
700,000	3.850	06/01/2050	632,048
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/CCC)(f)
250,000	0.000	06/01/2036	106,054
Modesto Financing Authority Domestic Project RB 2007F (NATL) (A+/NR)(e)
525,000	(3M USD LIBOR + 0.63%) 3.955	09/01/2037	507,055
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
125,000	3.000	09/01/2034	115,320
River Islands Public Financing Authority CFD Improvement Area Subordinate Special Tax Refunding Bonds Series 2022B-1 (NR/NR)
170,000	5.000	09/01/2042	166,287
River Islands Public Financing Authority Community Facilities District No. 2021-1 Special Tax Series 2021 (NR/NR)
35,000	4.000	09/01/2046	29,399
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2021 (NR/NR)
25,000	2.500	09/01/2037	19,262
125,000	4.000	09/01/2041	117,795
425,000	4.000	09/01/2050	376,572
Sacramento County Financing Authority RB Series 2007B (NATL) (AA-/Aa3)(e)
1,200,000	(3M USD LIBOR + 0.55%) 3.875	06/01/2034	1,168,130
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (AMT) (A2/NR)
150,000	4.000	07/01/2039	149,709
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (AMT) (A2\NR)
590,000	4.000	07/01/2040	585,858
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 E (AMT) (A1/A)
500,000	4.000	05/01/2050	475,564

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba1/NR)
$100,000	4.000%	08/01/2032	$92,758
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/NR)
100,000	4.000	09/01/2050	89,310
Town of Tiburon Special Assessment for Assessment District No. 2017-1 Series 2021 A (NR/NR)
50,000	2.500	09/02/2046	32,635

			15,787,949

Colorado – 3.6%
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
125,000	5.350	12/01/2050	112,537
Citadel on Colfax Business Improvement District Senior RB Series 2020 B (NR/NR)
100,000	7.875	12/15/2050	91,539
City of Denver Airport System Subordinate RB Series 2018A (AMT) (A1/A)
575,000	5.250	12/01/2043	603,872
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (NR/NR)
100,000	4.000	10/01/2056	79,829
Colorado Educational and Cultural Facilities Authority Charter School RB for James Irwin Educational Foundation Project Series 2022 (NR/BBB)
100,000	5.000	09/01/2052	100,384
Colorado Educational and Cultural Facilities Authority Charter School RB for STEM School Project Series 2019 (NR/Baa3)
90,000	5.000	11/01/2049	88,055
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
695,000	6.000	07/01/2036	658,806
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
440,000	6.000	07/01/2031	435,159
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Baa1/NR)
200,000	4.000	09/01/2050	169,340
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)(a)
101,026	5.000	07/01/2057	79,372
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (Aa2/AA)
100,000	4.000	11/15/2043	97,103
Colorado Health Facilities Authority RB Series 2019A-2 (A-/Baa1)
885,000	4.000	08/01/2049	789,503
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (NR/B)
650,000	5.000	10/01/2032	638,923

Municipal Bonds – (continued)
Colorado – (continued)
Denver Convention Center Hotel Authority Convention Center Hotel Senior Revenue Refunding Bonds Series 2016 (BBB-/Baa2)
225,000	5.000	12/01/2033	231,467
Denver Health & Hospital Authority RB Refunding Series 2019 A (NR/BBB)
500,000	5.000	12/01/2033	536,393
E-470 Public Highway Authority RB Series 2004 A (NATL) (A2/A)(f)
20,000	0.000	09/01/2034	13,576
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR/NR)(d)
150,000	5.000	12/01/2032	151,589
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
500,000	4.000	12/01/2041	386,796
Senac South Metropolitan District GO LT Bonds Series 2021A3 (NR/NR)
915,000	5.250	12/01/2051	782,556
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
65,000	5.000	12/01/2026	69,736
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
575,000	3.375	12/01/2030	504,708

			6,621,243

Connecticut – 0.2%
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)(d)
100,000	11.000	12/01/2027	102,398
State of Connecticut Health & Educational Facilities Authority RB Series E (NR/BBB) (NR/NR)
230,000	4.000	07/01/2041	191,643
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BBB-)
55,000	5.375	07/01/2052	54,254
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)(d)
100,000	4.000	04/01/2041	81,513

			429,808

Delaware – 0.1%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR\BB)
50,000	3.000	06/01/2032	41,998
50,000	4.000	06/01/2042	40,367
Delaware Economic Development Authority Charter Schools RB Series 2021 (BBB+/NR)
75,000	4.000	09/01/2041	68,471
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
100,000	4.000	07/01/2030	99,752

			250,588

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
District of Columbia – 1.6%
District of Columbia Income Tax Secured RB Series 2022A (Aa1/AAA)
$340,000	5.500%	07/01/2047	$392,227
District of Columbia Private Activity RB Series 2022A (NR/NR)
100,000	5.500	02/28/2037	106,194
District of Columbia RB Refunding for KIPP DC Obligated Group Series 2017 B (NR/BBB+)
125,000	5.000	07/01/2037	127,902
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A3/A-)
55,000	6.500	05/15/2033	56,240
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2019A (AMT) (AA-/Aa3)
1,500,000	5.000	10/01/2044	1,569,796
Metropolitan Washington Airports Authority Dulles Toll Road RB Refunding First Senior Lien for Dulles Metrorail and Capital Improvement Project Series 2019 A (A2/A)
565,000	5.000	10/01/2039	601,027
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A2/AA)
125,000	3.000	10/01/2050	93,113

			2,946,499

Florida – 17.6%
Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
200,000	5.000	06/15/2032	200,376
AH at Turnpike South Community Development District Special Assessment Phase 3 Project Series 2021 (NR/NR)
500,000	4.000	05/01/2051	387,729
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Series 2022 (NR/BBB) (NR/NR)
250,000	4.000	10/01/2046	190,031
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
55,000	3.750	05/01/2029	52,682
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)(d)
55,000	3.200	05/01/2041	41,792
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)(d)
20,000	2.500	05/01/2026	18,933
50,000	3.200	05/01/2041	37,981
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
125,000	2.375	05/01/2026	117,239
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
25,000	3.125	05/01/2041	18,501
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
50,000	4.500	05/01/2030	49,225
100,000	5.375	05/01/2043	96,139

Municipal Bonds – (continued)
Florida – (continued)
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(d)
40,000	3.625	06/01/2024	39,646
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
660,000	2.875	05/01/2031	570,932
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)(d)
200,000	3.000	05/01/2031	174,782
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/BBB)
35,000	6.000	11/01/2027	37,391
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625	12/15/2040	83,866
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
500,000	3.125	05/01/2031	443,850
Berry Bay Community Development District Special Assessment RB Series 2023 (NR/NR)
130,000	5.500	05/01/2043	130,493
Black Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
250,000	4.800	06/15/2027	250,831
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR\NR)
100,000	3.250	06/15/2042	73,812
Broward County Port Facilities RB Series 2019B (AMT) (A1/A)
300,000	4.000	09/01/2049	276,702
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
55,000	4.750	05/01/2027	54,657
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
200,000	4.000	05/01/2027	196,772
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)(d)
625,000	5.250	12/01/2058	564,897
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)(d)
100,000	4.000	07/01/2051	73,804
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (Baa3/NR)
200,000	4.000	08/01/2030	201,272
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)(d)
100,000	4.000	12/01/2028	93,200
300,000	5.250	12/01/2043	284,057
Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
235,000	2.750	05/01/2031	200,824

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
$30,000	4.250%	05/01/2037	$29,140
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.350	05/01/2041	76,044
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)(d)
100,000	3.375	05/01/2041	76,982
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(d)
95,000	3.700	05/01/2040	77,222
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
200,000	2.400	05/01/2026	187,615
Charlotte County IDA Utility System RB Series 2021A (NR/NR)(d)
200,000	4.000	10/01/2051	154,373
City of Jacksonville RB Refunding for Genesis Health, Inc. Obligated Group Series 2020 (NR/A-)
145,000	4.000	11/01/2039	143,334
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/NR)
100,000	5.125	06/01/2042	100,981
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
125,000	3.250	09/01/2025	120,584
Coddington Community Development District
260,000	5.000	05/01/2032	262,617
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
100,000	5.250	06/15/2043	100,384
Copper Oaks Community Development District Special Assesstment Refunding and Improvement Bonds Series 2021 (NR/NR)
175,000	3.000	05/01/2031	152,416
175,000	3.000	05/01/2035	140,456
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
100,000	3.500	12/15/2029	94,957
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.125	05/01/2030	156,941
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
200,000	4.300	05/01/2033	196,941
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)
50,000	3.875	05/01/2027	48,693
50,000	4.250	05/01/2032	47,507
270,000	4.625	05/01/2042	243,615
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
340,000	4.250	05/01/2042	310,042
Crossings Community Development District Special Assessment Bonds Series 2022 (NR/NR)
200,000	4.250	05/01/2027	198,393
260,000	4.750	05/01/2032	258,522

Municipal Bonds – (continued)
Florida – (continued)
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)(d)
190,000	2.700	05/01/2025	182,723
310,000	3.125	05/01/2030	277,686
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(d)
80,000	2.625	05/01/2025	77,158
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
310,000	3.750	05/01/2040	252,771
DW Bayview Community Development District Sepcial Assessment Bonds for Manatee County Series 2022 (NR/NR)
175,000	4.300	05/01/2027	172,716
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(d)
50,000	3.375	05/01/2041	38,551
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
235,000	4.875	05/01/2032	236,114
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
50,000	3.300	05/01/2041	37,832
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR\NR)
75,000	3.625	05/01/2032	68,013
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
100,000	4.000	05/01/2040	89,239
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
130,000	3.600	05/01/2041	102,096
Edgewater East Community Development District Special Assessment RB Series 2022 (NR\NR)
125,000	3.375	05/01/2032	109,390
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)(d)
265,000	2.125	05/01/2026	246,029
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (BBB+/Baa2)
760,000	4.000	08/15/2045	676,475
Eureka Grove Community Development District Special Assessment Bonds for 2021 Project Series 2021 (NR/NR)
685,000	3.500	05/01/2041	529,970
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(d)
100,000	5.000	11/01/2039	98,433
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
195,000	5.000	05/01/2035	196,507
Florida Development Finance Corp. Educational Facilities RB Series 2022A (NR/Ba2)(d)
100,000	5.000	07/01/2032	93,989
135,000	5.375	07/01/2042	122,289
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)(d)
100,000	5.000	10/01/2042	95,216

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2022A (NR/NR)(a)(g)(d)
$500,000	7.250%	10/03/2023	$503,893
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(d)
100,000	4.000	06/01/2030	92,728
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)(d)
100,000	5.125	06/01/2040	91,801
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 B-2 (NR/NR)(d)
100,000	1.750	06/01/2026	90,176
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
100,000	4.000	06/01/2030	92,446
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(d)
500,000	7.375	01/01/2049	460,504
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (Ba2/NR)(d)
100,000	4.000	06/30/2041	80,575
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)(a)(g)(d)
400,000	6.500	01/01/2029	372,393
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)(a)(g)(d)
100,000	6.375	01/01/2026	94,459
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
150,000	5.000	03/01/2047	150,435
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
110,000	3.700	11/01/2029	105,202
Forest Lake Community Development District Special Assessment Bonds Series 2022 (NR/NR)(d)
110,000	4.750	05/01/2027	110,106
200,000	5.000	05/01/2032	199,848
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
165,000	2.950	05/01/2031	143,119
75,000	3.350	05/01/2041	57,105
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
100,000	4.000	05/01/2030	95,813
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
25,000	3.750	11/01/2024	24,729
50,000	4.750	11/01/2039	47,510
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
60,000	3.500	11/01/2041	46,202

Municipal Bonds – (continued)
Florida – (continued)
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
710,000	3.750	05/01/2041	569,494
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
50,000	5.000	11/15/2036	50,024
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
100,000	3.500	11/01/2030	92,515
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
45,000	4.200	05/01/2027	44,255
Harmony West Community Development District Special Assessment RB Series 2023 (NR/NR)
300,000	5.300	05/01/2053	295,989
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR)
125,000	3.450	05/01/2041	97,944
Hawkstone Community Development District Special Assessment RB Series 2023 (NR/NR)(h)
485,000	4.375	05/01/2030	482,817
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
60,000	3.000	05/01/2036	55,340
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
60,000	2.875	05/01/2025	57,896
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(d)
25,000	3.500	05/01/2031	22,644
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2021 (NR/NR)
180,000	2.375	05/01/2026	168,873
Hillsborough County Aviation Authority Revenue Refunding Bonds Series 2015-A (NR/AA-)
350,000	5.000	10/01/2040	352,463
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
125,000	3.000	05/01/2037	96,599
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.125	05/01/2041	73,572
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.500	05/01/2040	79,519
Kindred Community Development District II Special Assessment Bonds Series 2021 (NR/NR)
100,000	2.700	05/01/2031	85,092
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.600	06/15/2041	41,225

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
$200,000	5.500%	05/01/2042	$193,121
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
85,000	3.400	05/01/2030	78,009
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
100,000	3.200	05/01/2030	89,949
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(d)
100,000	2.500	05/01/2025	95,893
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
125,000	3.250	05/01/2029	116,023
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
60,000	2.000	05/01/2028	55,787
70,000	2.000	05/01/2029	63,806
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR)
185,000	2.300	05/01/2026	173,582
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
100,000	4.750	11/01/2048	89,563
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
75,000	4.000	05/01/2038	66,061
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	4.750	05/01/2032	98,190
50,000	5.000	05/01/2042	47,407
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
110,000	3.125	05/01/2025	107,061
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
75,000	3.250	05/01/2031	66,556
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
50,000	3.450	05/01/2041	38,775
Mangrove Point Community Development District Capital Improvement RB Series 2022 (NR/NR)
75,000	4.250	05/01/2042	65,231
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
160,000	3.250	05/01/2041	119,240
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (NR/Ba2)(d)
100,000	5.000	07/01/2037	92,491
100,000	5.250	07/01/2042	91,179
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
240,000	5.000	05/01/2037	238,064

Municipal Bonds – (continued)
Florida – (continued)
Mirada Community Development District Capital Improvement RB Series 2021 (NR/NR)
100,000	3.250	05/01/2032	88,228
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.500	05/01/2041	77,368
100,000	4.000	05/01/2051	77,546
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
200,000	3.375	11/01/2041	152,627
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)(d)
280,000	4.750	05/01/2027	278,048
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625	05/01/2040	80,168
Ocala Preserve Community Development District Capital Improvement RB Series 2021 (NR/NR)
155,000	2.375	11/01/2026	143,056
330,000	2.875	11/01/2031	281,590
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
50,000	5.250	06/15/2043	50,192
Palm Beach County Health Facilities Authority Revenue Refunding Bonds Series 2022 (NR/NR)
175,000	4.000	06/01/2036	151,080
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)(d)
30,000	3.250	05/01/2024	29,649
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.150	11/01/2041	36,353
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
155,000	3.750	05/01/2040	126,400
Pasco Community Development District Capital Improvement RB Series 2021A (NR/NR)
100,000	3.550	05/01/2041	77,936
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (NR/AA)
210,000	2.625	05/01/2034	183,213
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
125,000	3.500	05/01/2037	102,738
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
100,000	3.500	11/01/2030	93,444
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
250,000	3.000	05/01/2031	224,997
Preston Cove Community Development District Special Assessment RB Series 2022 (NR\NR)
675,000	3.600	05/01/2032	607,212
Quail Roost Community Development District Special Assessment for Expansion Area Project Series 2021 (NR/NR)
35,000	2.200	12/15/2026	32,375

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR\NR)
$100,000	3.000%	05/01/2036	$81,305
Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
90,000	3.300	05/01/2042	69,464
Rolling Hills Community Development District Capital Improvement RB Series 2022A-1 (NR\NR)
310,000	3.125	05/01/2027	293,441
365,000	3.400	05/01/2032	323,069
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
160,000	2.450	11/01/2026	148,966
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
75,000	5.000	05/01/2043	72,687
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
100,000	2.625	05/01/2040	80,747
Sandmine Road Community Development District Special Assessment Bonds for Polk County Series 2020 (NR/NR)(d)
55,000	2.625	05/01/2025	52,896
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR)
85,000	3.300	11/01/2041	65,738
Sarasota County Public Hospital District Fixed Rate Hospital RB Series 2018 (NR/A1)
250,000	4.000	07/01/2048	234,405
Sawyers Landing Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.750	05/01/2031	92,278
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
50,000	3.750	05/01/2040	40,677
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR\NR)
50,000	4.125	05/01/2032	47,451
75,000	4.500	05/01/2042	66,956
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
100,000	5.000	10/01/2032	99,995
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
50,000	4.625	05/01/2030	50,045
70,000	5.500	05/01/2043	70,265
Siena North Community Development District Special Assessment Bonds Series 2022 (NR\NR)
50,000	4.000	06/15/2042	41,906
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR\NR)
100,000	3.000	06/15/2032	84,929
100,000	3.250	06/15/2042	75,037
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
235,000	4.000	05/01/2052	181,246

Municipal Bonds – (continued)
Florida – (continued)
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
200,000	3.500	05/01/2041	154,736
South Creek Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
25,000	3.250	06/15/2041	19,357
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
25,000	4.000	11/01/2031	25,009
St. Augustine Lakes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
520,000	5.375	06/15/2042	517,491
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
100,000	4.000	12/15/2036	83,980
St. Johns County Industrial Development Authority RB Refunding for Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (NR/NR)
150,000	4.000	08/01/2055	117,249
St. Johns County Water & Sewer RB Series 2022 (Aa2/AAA)
500,000	5.000	06/01/2047	558,985
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
470,000	3.000	05/01/2031	409,346
Stonewater Community Development District Special Assessment RB Series 2021 (NR/NR)(d)
130,000	3.000	11/01/2032	110,671
Stonewater Community Development District Special Assessment RB Series 2021 (NR/NR) (NR/NR)(d)
50,000	3.300	11/01/2041	37,879
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
50,000	4.500	06/15/2039	46,806
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2023 (NR/NR)
100,000	5.375	06/15/2043	100,655
Storey Creek Community Development District
240,000	5.000	06/15/2032	242,451
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR\NR)
100,000	3.000	06/15/2032	86,029
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)(d)
25,000	2.875	06/15/2031	22,176
Storey Park Community Development District Special Assessment Bonds for Assessment Area Three Project Series 2019 (NR/NR)(d)
60,000	3.750	06/15/2029	57,533
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
75,000	3.450	05/01/2041	57,599
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
80,000	3.750	05/01/2040	65,316

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
$100,000	2.500%	05/01/2025	$96,122
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
50,000	4.000	05/01/2033	46,985
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.375	05/01/2041	38,506
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
50,000	3.300	12/15/2041	37,673
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
85,000	2.500	05/01/2026	79,978
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(d)
75,000	3.625	05/01/2040	62,866
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
540,000	2.700	05/01/2031	460,895
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(d)
100,000	3.250	05/01/2030	90,133
Triple Creek Community Development District Special Assessment Bonds Series 2021 (NR/NR)(d)
305,000	2.375	11/01/2026	281,877
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
30,000	2.500	11/01/2026	27,857
50,000	3.000	11/01/2031	43,203
40,000	3.500	11/01/2041	31,077
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
100,000	3.375	11/01/2030	90,468
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR\NR)
75,000	4.000	05/01/2042	62,823
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	5.125	05/01/2042	96,573
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
85,000	3.375	05/01/2045	72,359
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
250,000	3.625	05/01/2041	200,366
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(d)
20,000	3.600	05/01/2041	15,701
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
50,000	4.125	05/01/2034	46,998

Municipal Bonds – (continued)
Florida – (continued)
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
310,000	5.875	11/01/2029	315,573
Verano Community Development District Special Assessment Bonds Series 2023 (NR/NR)(h)
50,000	4.625	05/01/2030	50,150
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
100,000	3.750	05/01/2037	85,629
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
50,000	2.625	05/01/2024	49,092
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(d)
35,000	1.875	05/01/2025	33,298
50,000	2.625	05/01/2030	43,968
50,000	3.000	05/01/2035	41,256
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
50,000	2.550	05/01/2031	42,814
100,000	2.850	05/01/2036	78,964
100,000	3.000	05/01/2041	73,270
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
100,000	5.125	05/01/2042	96,516
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR\NR)
45,000	3.450	05/01/2042	34,008
Villamar Community Development District Special Assessment Bonds for Phase 4 Project Series 2022 (NR\NR)
670,000	4.000	05/01/2042	561,998
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.750	05/01/2040	81,743
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
60,000	5.125	05/01/2042	57,394
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)(d)
125,000	4.000	05/01/2040	106,716
100,000	4.000	05/01/2051	77,546
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
100,000	2.400	05/01/2026	93,835
25,000	3.000	05/01/2031	21,819
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)(h)
100,000	4.625	05/01/2030	100,184
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
50,000	4.750	05/01/2039	47,516
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)
60,000	3.500	05/01/2041	46,770

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
$100,000	3.500%	05/01/2041	$77,949
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
100,000	3.250	05/01/2041	75,864
Westview North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	5.000	06/15/2029	100,335
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
145,000	4.500	05/01/2030	145,439
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(d)
150,000	4.250	06/15/2039	132,561
Willow Walk Community Development District Special Assessment Series 2017 (NR/NR)
25,000	3.500	05/01/2023	24,981
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
135,000	5.625	05/01/2042	137,102
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
50,000	2.400	05/01/2026	46,917
150,000	2.950	05/01/2031	130,199
75,000	3.350	05/01/2041	57,177
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR\NR)
100,000	4.000	05/01/2042	83,769
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.700	05/01/2040	81,720
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
25,000	3.375	05/01/2041	19,106

			32,371,294

Georgia – 1.2%
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
35,000	2.375	01/01/2031	30,638
50,000	4.000	01/01/2036	46,398
Main Street Natural Gas Gas Supply RB Series 2021A (NR/NR)(a)(g)
975,000	4.000	09/01/2027	974,667
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (NR/NR)(a)(g)
500,000	4.000	12/01/2028	490,845
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2009 (NR/BBB+)(a)(g)
500,000	3.875	03/06/2026	506,870
Private Colleges & Universities Authority RB Refunding for Agnes Scott College, Inc. Series 2021 (NR/A-)
150,000	4.000	06/01/2045	138,295

			2,187,713

Municipal Bonds – (continued)
Guam – 0.6%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (AMT) (Baa2/NR)(h)
100,000	5.250	10/01/2029	104,766
100,000	5.250	10/01/2030	104,757
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
50,000	4.460	10/01/2043	38,879
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba2/B+)
20,000	3.625	02/01/2025	19,650
60,000	4.250	02/01/2030	60,587
Guam Government RB Refunding Series 2021 E (Ba1/NR)
275,000	3.250	11/15/2026	264,172
Guam Government RB Refunding Series 2021 F (Ba1/NR)
450,000	4.000	01/01/2042	406,872
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
65,000	5.000	01/01/2046	65,949

			1,065,632

Illinois – 9.6%
Belleville Tax Increment & Sales Tax Refunding RB for Carlyle Green Mount Redevelopment Project Series 2021B (NR/NR)
35,000	3.750	07/01/2041	32,368
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Ba2/AA)
25,000	4.000	10/01/2043	23,286
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB)(f)
175,000	0.000	12/01/2027	148,003
220,000	0.000	12/01/2030	163,150
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(f)
245,000	0.000	12/01/2029	190,315
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB)(f)
100,000	0.000	12/01/2031	70,729
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB)(f)
295,000	0.000	12/01/2025	268,731
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba3/BB)
500,000	6.038	12/01/2029	490,606
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB)
100,000	7.000	12/01/2044	105,749
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB)
100,000	6.500	12/01/2046	105,413

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Refunding Bonds Series 2017 A (NR/BBB+)
$375,000	6.000%	01/01/2038	$400,663
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (Baa2/A)(b)
55,000	5.000	11/01/2042	54,999
Chicago Transit Authority Sales Tax Recepts RB Series 2014 (NR/AA)
250,000	5.250	12/01/2049	252,750
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
150,000	5.000	04/01/2045	153,675
City of Chicago Board of Education UT GO Bonds Series 2021A (NR/BB)
210,000	5.000	12/01/2036	214,805
250,000	5.000	12/01/2038	253,022
City of Chicago Board of Education UT GO Bonds Series 2022A (NR/BB)
500,000	4.000	12/01/2047	422,059
City of Chicago Board of Education UT GO Refunding Bonds Series 2017C (BB/NR)
500,000	5.000	12/01/2025	514,239
City of Chicago Board of Education UT GO Refunding Bonds Series 2018A (NR/AA)
450,000	5.000	12/01/2029	486,286
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (NR/BB)
100,000	5.000	12/01/2024	101,648
City of Chicago Board of Education UT GO Refunding Bonds Series 2022B (NR/BB)
750,000	4.000	12/01/2037	690,710
City of Chicago Board of Education UT GO Series 2015E Project Bonds (NR\BB)
100,000	5.125	12/01/2032	100,966
City of Chicago GO Bonds Project & Refunding Series 2014A (Baa3/BBB+)
500,000	5.000	01/01/2036	501,112
City of Chicago GO Bonds Series 2021B (BBB+/BBB-)
826,000	4.000	01/01/2049	699,635
City of Chicago GO Refunding Bonds Series B (Ba1\BBB+)
860,000	5.765	01/01/2028	869,469
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (NR/A+)
200,000	5.000	01/01/2042	211,753
150,000	4.500	01/01/2048	150,070
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022D (AMT) (NR/A+)
100,000	4.000	01/01/2042	100,000
City of Chicago Special Assessment Improvement Bonds Refunding Series 2022 (NR\NR)(d)
270,000	3.040	12/01/2028	250,301
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)(d)
125,000	5.500	08/01/2043	123,334
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
165,000	5.000	03/01/2040	163,939

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Plymouth Place Series 2022B-3 (NR/NR)
250,000	4.750	11/15/2027	249,476
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(d)
100,000	6.125	04/01/2049	97,268
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
305,000	5.000	10/01/2033	329,218
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
25,000	5.000	05/15/2041	21,444
Illinois Finance Authority RB Series 2015A (NR/NR)
1,060,000	5.000	05/15/2028	1,005,349
Illinois Finance Authority RB Series 2021 (NR\BB+)(d)
250,000	4.000	10/01/2042	189,204
Illinois State GO Bonds Series 2017 D (Baa2/BBB)
600,000	5.000	11/01/2028	650,764
Illinois State GO Bonds Series 2018 A (Baa2/BBB)
750,000	5.000	05/01/2032	813,808
Illinois State GO Bonds Series 2020 (Baa2/BBB)
50,000	5.500	05/01/2039	55,322
290,000	5.750	05/01/2045	319,662
Illinois State GO Bonds Series 2020 C (Baa2/BBB)
175,000	4.250	10/01/2045	169,300
Illinois State GO Refunding Bonds Series 2018 B (Baa2/BBB)
375,000	5.000	10/01/2031	409,852
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/BBB+)(f)
135,000	0.000	12/15/2032	93,069
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/BBB+)(f)
185,000	0.000	12/15/2054	34,255
Metropolitan Pier and Exposition Authority Dedicated State Tax RB Series 2002A (NATL) (A-/Baa3)(f)
1,000,000	0.000	12/15/2034	627,063
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (A-/NR)
30,000	4.000	06/15/2052	25,832
State of Illinois GO Bonds Series 2016 (BBB/Baa2)
1,000,000	4.000	06/01/2033	1,018,365
State of Illinois GO Bonds Series 2016 (Baa1/BBB+)
1,240,000	5.000	01/01/2026	1,305,795
State of Illinois GO Bonds Series 2017 A (Baa2/BBB)
580,000	4.250	12/01/2040	576,145
State of Illinois GO Bonds Series 2017 D (Baa2/BBB)
30,000	3.250	11/01/2026	30,203
State of Illinois GO Bonds Series 2022A (Baa1/BBB+)
625,000	5.500	03/01/2047	688,859
State of Illinois GO Refunding Bonds Series 2018A (A3/A-)
400,000	5.000	10/01/2029	439,131
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)(d)
150,000	5.625	03/01/2043	146,224

			17,609,393

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Indiana – 0.4%
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (NR/BB-)
$400,000	4.125%	12/01/2026	$391,149
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (NR/A-)(a)(g)
35,000	2.100	11/01/2026	34,172
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR)
50,000	2.520	11/15/2026	45,806
50,000	2.920	11/15/2027	45,285
50,000	3.210	11/15/2028	44,781
50,000	3.260	11/15/2029	44,218
50,000	3.300	11/15/2030	43,776
Town of Upland Economic Development RB for Taylor University Project Series 2021 (NR/A-)
85,000	4.000	09/01/2033	86,468

			735,655

Iowa – 0.6%
City of Coralville GO Annual Appropriation Refunding Bonds Series 2022C (NR/NR)
575,000	5.000	05/01/2042	565,308
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds Series 2022 (BBB-/NR)(a)(g)
300,000	4.000	12/01/2032	291,778
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (BBB+/NR)
310,000	5.000	10/01/2034	334,163

			1,191,249

Kansas – 0.0%
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
50,000	4.000	06/01/2036	40,709

Kentucky – 1.1%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)(d)
200,000	4.450	01/01/2042	186,244
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (AMT) (A1/A)
150,000	2.125	10/01/2034	120,383
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (AMT) (A1/A)
150,000	2.000	02/01/2032	126,467
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
100,000	4.000	03/01/2046	89,963
90,000	4.000	03/01/2049	79,665
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A2/AA)
75,000	4.000	06/01/2045	69,010
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (A1/A)
500,000	2.000	10/01/2033	410,569

Municipal Bonds – (continued)
Kentucky – (continued)
Public Energy Authority of Kentucky Gas Supply RB Series 2022 A-1 (NR/NR)(a)(g)
955,000	4.000	08/01/2030	932,551

			2,014,852

Louisiana – 1.0%
Lakeshore Villages Master Community Development District Special Assessment RB Series 2022 (NR/NR)
275,000	4.450	06/01/2027	273,954
250,000	5.000	06/01/2032	250,736
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
695,000	2.875	06/01/2031	596,598
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)(d)
100,000	6.500	06/15/2038	102,524
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (NR/BBB)
125,000	3.500	11/01/2032	114,901
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)(d)
100,000	6.000	06/01/2037	96,301
Louisiana Public Facilities Authority RB for Lincoln Prepatory School Project Series 2022A (NR/NR)(d)
100,000	6.125	06/01/2037	97,002
Louisiana Public Facilities Authority RB Refunding for Loyola University New Orleans Series 2021 (Baa1/BBB)
100,000	4.000	10/01/2039	94,378
100,000	4.000	10/01/2041	92,204
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)(d)
100,000	4.000	06/01/2041	82,402
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)(d)
100,000	4.000	06/01/2041	82,401

			1,883,401

Maine – 0.5%
Maine Health & Higher Educational Facilities Authority RB for MaineHealth Series 2020A (A1/A+)
200,000	4.000	07/01/2050	187,746
Maine Health and Higher Education Facilities Authority RB Series 2021A (AA/A1)
375,000	4.000	07/01/2037	377,869
325,000	4.000	07/01/2041	317,479

			883,094

Maryland – 1.2%
City of Gaithersburg Economic Development Project RB Series 2022 (NR/NR)
75,000	5.000	01/01/2037	72,391
100,000	5.125	01/01/2042	94,633
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
50,000	4.000	01/01/2040	46,319

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
Maryland – (continued)
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
$90,000	4.000%		07/01/2040		$81,615
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Baa3/NR)
195,000	3.997		04/01/2034		156,773
Maryland Economic Development Corp. Senior Student Housing RB for Morgan State University Project Series 2022A (NR/BBB-)
250,000	5.625		07/01/2043		265,805
Maryland Health & Higher Educational Facilities Authority RB Refunding for Adventist Healthcare Obligated Group Series 2020 (Baa3/NR)
865,000	4.000		01/01/2038		793,108
Maryland Health & Higher Educational Facilities Authority RB Refunding for Stevenson University, Inc. Series 2021 A (NR/BBB-)
100,000	4.000		06/01/2046		90,201
Maryland Health and Higher Educational Facilities Authority RB Imagine Andrews Public Charter School Issue Series 2022A (NR/NR)(d)
100,000	5.500		05/01/2042		95,562
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)(f)
700,000	0.000		05/01/2051		190,274
700,000	0.000		05/01/2052		178,386
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
100,000	4.875		06/01/2042		95,730

					2,160,797

Massachusetts – 0.1%
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/BB+)(d)
120,000	5.000		07/15/2023		120,460
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL) (Aa1/AA)(e)
30,000	(3M USD LIBOR + 0.57%) 3.795		05/01/2037		29,444

					149,904

Michigan – 2.0%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(a)
1,665,000	4.000		04/01/2044		1,226,743
City of Detroit GO Bonds Series 2020 (Ba3/BB-)
205,000	5.500		04/01/2045		211,265
205,000	5.500		04/01/2050		209,803
City of Detroit GO Bonds Series 2021 A (Ba3/BB-)
45,000	5.000		04/01/2030		47,616
40,000	5.000		04/01/2032		42,410
105,000	5.000		04/01/2034		110,768
60,000	5.000		04/01/2036		62,220
50,000	5.000		04/01/2038		51,168

Municipal Bonds – (continued)
Michigan – (continued)
City of Detroit GO Bonds Series 2021 B (Ba3/BB-)
50,000		2.711		04/01/2026		44,772
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)(a)
400,000		4.000		04/01/2044		294,713
Grand Rapids Charter Township Economic Development Corp. RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
100,000		5.000		05/15/2037		94,942
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
25,000		4.000		11/15/2031		23,019
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR\BBB-)
100,000		4.000		02/01/2042		82,754
Michigan Finance Authority Tobacco Settlement Asset-Backed Bonds Series 2020A-2 (BBB+/NR)
225,000		5.000		06/01/2040		233,707
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A-)
325,000		3.267		06/01/2039		295,786
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB-)
60,000		5.000		06/01/2049		60,950
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(f)
4,505,000		0.000		06/01/2065		444,446
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)(f)
1,150,000		0.000		06/01/2058		46,750
Universal Academy RB Refunding Series 2021 (NR/BBB-)
50,000		4.000		12/01/2031		47,565

						3,631,397

Minnesota – 0.7%
City of Independence RB for Global Academy, Inc. Series 2021 A (NR/BB)
75,000		4.000		07/01/2031		68,459
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BBB-)
380,000		4.000		06/15/2037		357,282
390,000		4.000		06/15/2038		361,103
250,000		4.000		06/15/2039		228,807
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (Ba2/NR)
25,000		4.000		03/01/2032		23,459
Minnesota Municipal Gas Agency Commodity Supply RB Series 2022 (NR/NR)
330,000		4.000		12/01/2026		336,450

						1,375,560

Mississippi – 0.4%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (NON-AMT) (Baa2/BBB)(a)(g)
375,000		2.650		04/01/2027		347,315

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Mississippi – (continued)
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2021 (Baa1/A)
$200,000	2.375%	06/01/2044	$128,893
Mississippi Development Bank Special Obligation Bonds Series 2021 (BB/NR)(d)
100,000	5.000	10/01/2033	106,301
200,000	4.000	10/01/2041	170,879
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (Baa2/BBB)(a)(g)
75,000	1.600	06/16/2025	70,222

			823,610

Missouri – 0.5%
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (Ba1/BBB-)
50,000	4.000	03/01/2041	43,315
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
100,000	5.000	05/15/2041	98,821
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
25,000	3.500	11/01/2040	21,293
25,000	4.250	11/01/2050	20,317
Missouri Health & Educational Facilities Authority RB Refunding for Bethesda Health Group, Inc. Obligated Group Series 2021 (NR/NR)
25,000	4.000	08/01/2036	21,532
25,000	4.000	08/01/2041	20,155
St Louis Land Clearance for Redevelopment Authority RB City of St Louis Series 2018 A (NR/A)
100,000	5.000	04/01/2048	102,720
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (A/NR)(a)(g)
250,000	3.500	07/01/2025	248,943
State of Missouri Health & Educational Facilities Authority Health Facilities RB for Mosaic Health System Series 2019A (A1/NR)
275,000	4.000	02/15/2038	277,042

			854,138

Nevada – 0.1%
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
50,000	3.125	06/01/2051	31,935
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
100,000	5.000	07/01/2040	100,616

			132,551

New Hampshire – 0.6%
National Finance Authority Hospital RB Series 2021B (AGM) (AA/A1)
500,000	3.000	08/15/2046	388,373
National Finance Authority Pollution Control Refunding RB for New York State Electric & Gas Corp. Project Series 2022A (AMT) (NR/A-)
400,000	4.000	12/01/2028	407,754

Municipal Bonds – (continued)
New Hampshire – (continued)
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
225,000	4.000	01/01/2041	186,831
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (Baa1/A-)(a)(g)
40,000	2.800	10/02/2023	39,934

			1,022,892

New Jersey – 3.8%
Atlantic County Improvement GO Lease RB for Stockton University Atlantic City Campus Project Series 2021A (Baa1/AA)
140,000	4.000	07/01/2053	133,559
New Jersey Economic Development Authority RB Series 2021 QQQ (Baa1/BBB)
450,000	4.000	06/15/2046	427,843
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (NR/B+)
650,000	5.250	09/15/2029	650,970
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology 2020 Series A (NR/BBB+)
25,000	5.000	07/01/2035	26,914
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Obligated Group Issue Series 2016 (BBB-/Baa3)
325,000	5.000	07/01/2041	324,119
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (A2/AA)(f)
975,000	0.000	12/15/2034	643,797
New Jersey Transportation Trust Fund Authority RB Series 2018 (BBB/Baa1)
215,000	5.000	12/15/2033	235,516
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)(f)
120,000	0.000	12/15/2032	85,532
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (Baa1/BBB)(f)
155,000	0.000	12/15/2033	106,088
2,475,000	0.000	12/15/2038	1,254,390
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (Baa1/BBB)
75,000	4.000	12/15/2031	78,294
140,000	5.000	12/15/2032	154,153
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (Baa1/BBB)
75,000	3.000	06/15/2050	56,636
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (Baa1/BBB)
400,000	3.500	06/15/2046	349,450
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (Baa1/BBB)(f)
110,000	0.000	12/15/2032	78,404

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2018 Series A (A3/BBB+)
$1,000,000	5.000%	12/15/2028	$1,105,253
New Jersey Turnpike Authority Turnpike RB Series 2017 G (A1/AA-)
615,000	4.000	01/01/2043	615,189
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
100,000	4.500	01/01/2048	103,055
250,000	5.250	01/01/2052	279,966
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
100,000	5.375	07/01/2053	101,607
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (AMT) (NR/Baa1)
100,000	5.000	01/01/2048	101,502
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(d)
200,000	6.750	12/01/2041	131,010

			7,043,247

New Mexico – 0.3%
City of Farmington Pollution Control Refunding RB 2005 Series A (NON-AMT) (A-/BBB+)
200,000	1.800	04/01/2029	173,697
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Recepits Tax Increment Bonds Series 2022 (NR\NR)(d)
500,000	4.250	05/01/2040	417,366

			591,063

New York – 8.5%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (NR/NR)
35,000	1.625	11/01/2025	32,546
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (NR/NR)
100,000	5.000	07/15/2042	98,412
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
100,000	4.000	06/15/2030	100,141
Build NYC Resource Corp. RB for Global Community Charter School Project Series 2022A (NR/BB+)
100,000	5.000	06/15/2042	95,824
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
15,000	5.000	07/01/2042	15,310
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(d)
100,000	5.000	12/01/2041	88,446
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-)
150,000	5.000	07/01/2042	154,929
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
100,000	4.000	06/15/2041	82,279

Municipal Bonds – (continued)
New York – (continued)
Build NYC Resource Corp. RB for Shefa School Series 2021 B (NR/NR)(d)
100,000	4.000	06/15/2027	92,487
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)(d)
100,000	6.500	07/01/2032	102,533
150,000	6.500	07/01/2042	150,084
100,000	6.500	07/01/2052	98,635
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)(d)
100,000	9.750	07/01/2032	97,881
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
290,000	4.000	03/01/2050	280,470
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BB+)(d)
100,000	5.000	07/01/2040	102,145
100,000	5.000	07/01/2051	99,334
Empire State Urban Development Corp. State Personal Income Tax RB Series 2020E (AA+/NR)
500,000	4.000	03/15/2039	503,433
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(d)(f)
800,000	0.000	06/01/2060	44,952
Genesee County Funding Corp. Tax Exempt RB for Rochester Regional Health Project Series 2022A (BBB+/NR)
250,000	5.000	12/01/2041	255,321
Metropolitan Transportation Authority Transportation Revenue Green Bonds Subseries 2021A-1 (A3\BBB+)
250,000	4.000	11/15/2047	229,398
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/BBB+)
75,000	4.750	11/15/2045	76,063
75,000	5.000	11/15/2050	77,258
75,000	5.250	11/15/2055	78,575
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (A3/BBB+)
100,000	4.000	11/15/2050	90,887
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
100,000	5.000	11/15/2029	108,765
100,000	5.000	11/15/2030	109,518
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/BBB+)
175,000	5.250	11/15/2031	185,276
Metropolitan Transportation Authority RB Refunding Series 2017 D (A3/BBB+)
250,000	5.000	11/15/2032	268,142
Metropolitan Transportation Authority Transportation RB Series 2015B (BBB+/A3)
340,000	5.250	11/15/2055	343,908
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/BBB+)
100,000	5.000	11/15/2045	103,856
500,000	4.000	11/15/2047	458,823

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/BBB+)
$100,000	5.000%		11/15/2028		$108,178
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(f)
2,255,000	0.000		06/01/2060		125,527
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A2/AA)
150,000	3.000		01/01/2046		113,256
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A1/AA)
75,000	3.000		03/01/2036		69,088
50,000	4.000		03/01/2045		48,206
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
50,000	4.000		03/01/2045		45,757
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(f)
3,500,000	0.000		06/01/2060		186,402
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (NR/BBB-)
100,000	3.500		02/15/2048		97,910
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)(d)
125,000	5.150		11/15/2034		124,885
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)(d)
150,000	7.250		11/15/2044		151,819
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(d)
640,000	5.000		11/15/2044		614,636
New York Port Authority Consolidated Bonds 273rd Series (Aa3/AA-)
250,000	4.000		07/15/2051		234,898
New York State Dormitory Authority Personal Income Tax RB Series 2021E (AA+/AA+)
1,000,000	4.000		03/15/2038		1,013,775
New York State Dormitory Authority RB for Brooklyn St. Joseph’s College Series 2021 (NR/NR)
200,000	4.000		07/01/2035		195,809
225,000	4.000		07/01/2040		207,105
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (Ba2/BB+)
200,000	5.000		07/01/2035		169,352
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
250,000	4.000		09/01/2037		221,475
New York State Dormitory Authority RB Refunding for St. John’s University Series 2021 A (A3/A-)
100,000	4.000		07/01/2048		96,570
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2020 A (Aa2/NR)
100,000	3.000		03/15/2038		87,344
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B2/B)(a)(g)
250,000	2.750		09/02/2025		235,417

Municipal Bonds – (continued)
New York – (continued)
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (NR/NR)(a)(g)
150,000		1.100		05/01/2027		136,333
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (AA/NR)
75,000		4.000		12/01/2040		75,210
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
400,000		5.000		01/01/2027		413,451
210,000		5.000		01/01/2029		219,351
190,000		5.000		01/01/2030		197,911
545,000		5.000		01/01/2031		566,408
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (Baa3/NR)
130,000		4.000		10/01/2030		127,407
20,000		5.000		10/01/2035		20,614
290,000		5.000		10/01/2040		291,257
645,000		4.375		10/01/2045		602,151
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (NR/NR)
25,000		2.500		10/31/2031		20,968
25,000		4.000		10/31/2034		24,782
135,000		4.000		10/31/2041		122,093
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (NR/NR)
400,000		5.250		01/01/2050		401,122
New York Transportation Development Corp. Special Facilities RB for Laguardia Airport Terminal B Redevelopment Project Series 2018 (NR/NR)
200,000		5.000		01/01/2028		208,767
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (NR/B-)
15,000		5.375		08/01/2036		15,339
New York Transportation Development Corp. Special Facility RB Series 2021 (NR\NR)
300,000		3.000		08/01/2031		262,110
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds for American Airlines John F. Kennedy International Airport Project Series 2016 (B-/NR)
410,000		5.000		08/01/2026		410,272
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
135,000		3.000		07/01/2044		91,136
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
250,000		4.000		07/01/2035		234,492
Port Authority of New York & New Jersey Consolidated RB Series 214 (AMT) (Aa3/A+)
110,000		5.000		09/01/2034		121,893
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2019B-3 (A-/A3)(a)(g)
500,000		5.000		05/01/2026		524,683

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A-/A3)
$325,000	4.250%	05/01/2052	$307,460
385,000	5.000	05/01/2052	404,831
State of New York Dormitory Authority Personal Income Tax RB Series 2021E (AA+/NR)
1,000,000	4.000	03/15/2047	973,470

			15,546,551

North Carolina – 0.6%
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (NR/BBB)(a)(g)
75,000	1.375	06/16/2025	69,873
Greater Ashville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (AA/Baa2)
275,000	5.500	07/01/2047	301,772
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
200,000	5.000	12/31/2037	200,960
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
50,000	4.000	09/01/2041	41,999
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
75,000	4.000	03/01/2036	62,366
100,000	4.000	03/01/2051	69,553
North Carolina Medical Care Commission RB Refunding for EveryAge Obligated Group Series 2021 A (NR/NR)
50,000	4.000	09/01/2041	42,051
North Carolina Turnpike Authority RB Refunding Series 2018 (AGM) (NR/AA)
225,000	5.000	01/01/2035	245,275

			1,033,849

North Dakota – 0.2%
City of Horace Temporary Refunding Improvement Bonds Series 2022A (Baa2/NR)
325,000	3.250	08/01/2024	320,616

Ohio – 2.7%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/A-)
50,000	4.000	06/01/2039	48,396
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
775,000	5.000	06/01/2055	701,702
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(f)
1,800,000	0.000	06/01/2057	214,886
County of Cuyahoga Health Care and Independent Living Facilities Refunding RB for Eliza Jennings Senior Health Care Network Series 2022A (NR/NR)
310,000	5.375	05/15/2037	295,963

Municipal Bonds – (continued)
Ohio – (continued)
County Of Franklin Healthcare Facilities Refunding Rb Series 2022 (NR/BBB) (NR/NR)
200,000	4.000	07/01/2040	167,215
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
100,000	5.250	11/15/2040	91,196
County of Franklin RB Series OH 2019A (Aa3\AA-)
225,000	4.000	12/01/2044	219,123
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
400,000	5.250	11/15/2048	369,808
County of Summit Green Local School District Improvement Bonds Series 2022A (NR/AA)
500,000	5.000	11/01/2052	537,190
Cuyahoga Metropolitan Housing Authority RB for Social Bonds Series 2021 (HUD SECT 8) (NR/A+)
150,000	2.000	12/01/2031	136,051
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.750	12/01/2038	137,553
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
175,000	5.000	12/01/2035	173,075
125,000	5.000	12/01/2051	116,983
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (NON-AMT) (BBB/NR)(a)(g)
250,000	4.250	06/01/2027	252,094
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (AMT) (BBB+/NR)(a)(g)
750,000	4.250	06/01/2027	755,995
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
100,000	5.000	12/01/2042	92,896
100,000	5.000	12/01/2045	91,267
Ohio State Higher Education Facilities RB Series 2020 (NR/NR)
100,000	5.000	01/15/2050	97,259
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)(a)(g)
100,000	4.375	06/15/2026	95,972
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(d)
100,000	4.250	12/01/2050	75,963
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)(d)
100,000	6.500	12/01/2030	87,921
Toledo-Lucas County Port Authority Parking System RB Series 2021 (NR/NR)
175,000	4.000	01/01/2038	150,784

			4,909,292

Oklahoma – 0.4%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Baa3/BB+)
35,000	5.000	08/15/2038	33,210
50,000	5.500	08/15/2057	47,829

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oklahoma – (continued)
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba2/BB-)
$375,000	5.500%	08/15/2052	$361,867
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (NR/B-)(a)(g)
300,000	5.000	06/01/2025	301,688

			744,594

Oregon – 0.1%
Yamhill County Hospital Authority RB Refunding for Friendsview Manor Obligated Group Series 2021 A (NR/NR)
15,000	1.750	11/15/2026	13,995
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
125,000	5.000	11/15/2051	93,771

			107,766

Pennsylvania – 2.1%
Allegheny County Higher Education Building Authority University Revenue Refunding Bonds Series 2022 (BBB-/NR)
90,000	5.250	09/01/2035	92,372
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
100,000	1.830	05/01/2023	99,612
100,000	2.100	05/01/2024	95,102
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/BB-)
100,000	4.000	11/01/2047	49,220
Bucks County IDA Hospital RB for Grand View Hospital Project Series 2021 (BB+/NR)
275,000	4.000	07/01/2051	206,800
City of Erie Higher Education Building Authority RB for Gannon University Series 2021 (Baa2/BBB+)
100,000	5.000	05/01/2047	96,519
City of Wilkes-Barre Finance Authority University Revenue Refunding Bonds Series 2021 (BBB-/NR)
100,000	4.000	03/01/2042	85,131
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB)(d)
100,000	5.875	10/15/2040	99,943
200,000	6.250	10/15/2053	201,013
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
100,000	5.000	03/01/2040	86,029
Lancaster County Hospital Authority RB Series 2020 (NR\NR)
250,000	5.000	03/01/2050	200,204
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
250,000	4.000	03/01/2038	224,507
Montgomery County IDA Retirement Communities RB for Acts Retirement Life Communities Obligated Group Series 2020C (NR/NR)
100,000	5.000	11/15/2045	95,057
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
100,000	4.000	07/01/2033	92,433
55,000	4.000	07/01/2041	46,530

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (A-/A-2/NR)(a)(g)
260,000	1.100	11/02/2026	232,999
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (NR/AA)
250,000	5.000	12/31/2057	258,355
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (NR/NR)
350,000	5.750	06/30/2048	377,856
100,000	5.250	06/30/2053	101,284
Pennsylvania Turnpike Commission RB Series 2018 A (Aa3/NR)
80,000	5.250	12/01/2044	86,214
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
100,000	5.125	06/15/2042	92,892
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (NR/BB+)(d)
140,000	5.000	06/15/2030	142,877
Susquehanna Area Regional Airport Authority Airport System RB Series 2017 (Baa3/NR)
420,000	5.000	01/01/2038	425,153
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
100,000	5.000	10/01/2049	88,624
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/BB-)
290,000	5.000	11/01/2040	188,875
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022B (NR/NR)(d)
30,000	6.000	07/01/2029	29,061
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa1/NR)
50,000	5.000	07/01/2030	53,768

			3,848,430

Puerto Rico – 9.6%
HTA Trust Certificates Class L-2028 Units (NR/NR)
189,804	5.250	07/01/2038	189,287
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR\NR)(d)
500,000	5.000	07/01/2035	494,105
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)(d)
600,000	5.000	07/01/2047	563,878
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)(d)
600,000	4.000	07/01/2042	507,874
Puerto Rico Commonwealth GO Bonds (NR\NR)(c)(e)(i)
696,619	0.000	11/01/2043	303,029
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)(c)(e)(i)
142,349	0.000	11/01/2051	47,865

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)(c)(e)(i)
$98,677	0.000%		11/01/2051	$42,801
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR\NR)
169,722	5.250		07/01/2023	169,965
48,994	0.000	(f)	07/01/2024	46,113
163,993	5.375		07/01/2025	166,519
322,380	5.625		07/01/2029	336,552
555,281	5.750		07/01/2031	588,854
514,493	0.000	(f)	07/01/2033	291,355
322,248	4.000		07/01/2033	289,680
132,356	4.000		07/01/2035	115,366
223,596	4.000		07/01/2037	189,181
729,448	4.000		07/01/2041	591,313
435,624	4.000		07/01/2046	339,450
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022A (NR/NR)
315,532	5.000		07/01/2062	298,967
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022B (NR/NR)(f)
1,219,093	0.000		07/01/2032	760,409
Puerto Rico Commonwealth Highway & Transportation Authority Restructured Toll RB Series 2022C (NR/NR)(c)
317,266	0.000		07/01/2053	184,804
Puerto Rico Electric Power Authority Power RB Series 2012A (NR/NR)*
250,000	5.050		07/01/2042	178,750
Puerto Rico Electric Power Authority Power RB Series 2013A (NR/NR)*
150,000	7.000		07/01/2040	108,750
Puerto Rico Electric Power Authority Power RB Series AAA (NR/NR)*
100,000	5.250		07/01/2031	71,750
Puerto Rico Electric Power Authority Power RB Series CCC (NR/NR)*
340,000	5.250		07/01/2027	242,250
415,000	5.000		07/01/2028	295,688
Puerto Rico Electric Power Authority Power RB Series TT (NR/NR)*
100,000	5.000		07/01/2032	71,500
Puerto Rico Electric Power Authority Power RB Series XX (NR/NR)*
300,000	5.250		07/01/2040	215,250
Puerto Rico Electric Power Authority Power RB Series ZZ (NR/NR)*
145,000	4.250		07/01/2020	99,869
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructured Bonds Series 2019A-2B (NR/NR) (NR/NR)
325,000	4.550		07/01/2040	303,930
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructured Bonds Series A-2 (NR/NR)
70,000	4.329		07/01/2040	63,703
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(f)
13,000	0.000		07/01/2024	12,293
27,000	0.000		07/01/2027	22,183

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(f) – (continued)
91,000	0.000		07/01/2029	67,773
608,000	0.000		07/01/2033	364,921
1,776,000	0.000		07/01/2046	464,140
190,000	0.000		07/01/2051	36,742
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
3,506,000	4.329		07/01/2040	3,190,630
15,000	4.536		07/01/2053	13,240
15,000	4.784		07/01/2058	13,615
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
245,000	4.500		07/01/2034	241,816
37,000	4.550		07/01/2040	34,601
270,000	4.750		07/01/2053	246,969
5,015,000	5.000		07/01/2058	4,722,485

				17,600,215

Rhode Island – 0.1%
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 78-A (Aa1/AA+)
250,000	5.000		10/01/2042	264,477

South Carolina – 0.9%
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR)(d)
100,000	3.625		11/01/2031	84,076
100,000	3.750		11/01/2036	78,434
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)(d)
100,000	5.125		06/15/2042	92,673
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (A3/A-)
480,000	5.750		12/01/2047	530,263
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A3/AA)
75,000	5.000		04/15/2035	82,885
175,000	4.000		04/15/2036	180,299
795,000	3.000		04/15/2049	584,836

				1,633,466

South Dakota – 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
50,000	4.000		08/01/2051	40,683

Texas – 8.0%
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
100,000	5.625		08/15/2052	90,887
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)(d)
301,000	3.750		09/15/2031	256,090
157,000	4.500		09/15/2031	143,860

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)(d)
$100,000	5.750%	09/01/2042	$100,210
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2021 (NR/NR)(d)
50,000	3.375	09/01/2041	39,473
City of Celina Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(d)
50,000	4.250	09/01/2041	43,248
55,000	4.500	09/01/2050	46,933
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)(d)
100,000	4.875	09/01/2042	93,910
City of Celina Special Assessment RB for North Sky Public Improvement District Project Series 2023 (NR/NR)(d)
440,000	4.375	09/01/2030	438,607
225,000	4.875	09/01/2030	224,299
City of Celina Special Assessment RB Series 2022 (NR\NR)(d)
100,000	3.625	09/01/2032	86,752
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)(d)
530,000	5.500	09/15/2032	543,806
City of Dallas International Airport Joint Revenue Refunding Bonds Series 2022B (NON-AMT) (A1/A+)
500,000	4.000	11/01/2041	501,877
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)(d)
428,000	4.625	09/01/2027	420,955
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(d)
100,000	3.375	08/15/2030	88,097
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)(d)
100,000	3.375	08/15/2031	86,239
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)(d)
317,000	5.875	08/15/2042	316,507
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)(d)
75,000	4.250	08/15/2042	66,954
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)(d)
100,000	3.625	09/15/2027	95,501
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)(d)
100,000	2.625	09/01/2026	91,113
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
200,000	5.000	07/15/2028	201,164
City of Houston Airport System Special Facilities RB Series 2021B-1 (AMT) (NR\NR)
300,000	4.000	07/15/2041	254,363

Municipal Bonds – (continued)
Texas – (continued)
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)(d)
519,000	3.625	09/01/2041	413,608
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)(d)
100,000	3.500	09/01/2041	78,530
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)(d)
100,000	3.875	09/01/2041	81,599
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)(d)
100,000	3.375	09/01/2031	84,670
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Area #1 Project Series 2022 (NR/NR)(d)
200,000	4.125	09/01/2041	178,096
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
500,000	2.500	09/15/2039	376,274
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)(d)
430,000	5.000	09/15/2027	428,331
City of Mclendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (NR/AA)
50,000	2.500	09/15/2035	41,309
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(d)
100,000	3.875	09/15/2041	81,861
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)(d)
100,000	5.250	09/15/2042	95,653
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)(d)
150,000	6.000	09/15/2042	149,482
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2021 (NR/NR)(d)
265,000	2.750	09/01/2031	221,415
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)(d)
100,000	5.750	09/15/2032	100,042
100,000	5.500	09/15/2042	98,704
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)(d)
100,000	5.500	09/15/2042	98,704
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)(d)
350,000	5.375	09/15/2027	351,154
410,000	5.625	09/15/2032	415,268
City of Plano Collin Creek East Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)(d)
125,000	4.375	09/15/2051	101,888

180	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Plano Collin Creek West Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)(d)
$125,000	4.000%	09/15/2051	$99,248
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)(d)
52,000	4.250	09/01/2042	46,516
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(d)
98,000	2.875	09/01/2025	93,847
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
100,000	4.875	09/01/2039	97,601
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)(d)
25,000	3.375	09/01/2041	19,334
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)(d)
75,000	5.125	09/01/2042	73,387
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)(d)
100,000	5.125	09/01/2043	98,318
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(d)
150,000	2.750	09/01/2025	143,154
100,000	3.750	09/01/2040	82,629
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)(d)
50,000	3.250	09/01/2041	37,800
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)(d)
409,000	3.375	09/15/2041	311,158
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(d)
75,000	2.625	09/15/2025	71,713
50,000	3.375	09/15/2030	45,158
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(d)
100,000	3.250	09/15/2030	87,763
City of Santa Fe Special Assessment RB for Mulberry Farms Public Improvement District Series 2022 (NR/NR)(d)
291,000	4.625	09/01/2032	279,603
City of Uhland Special Assessment RB for Watermill Public Improvement District Series 2022 (NR/NR)(d)
250,000	6.625	09/01/2052	261,183
City of Venus Special Assessment RB for Patriot Estates Public Improvement Project Series 2021 (NR/NR)(d)
136,000	2.625	09/15/2026	123,794
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)(d)
302,000	5.125	08/15/2032	303,480
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)(d)
50,000	3.250	09/01/2041	38,083

Municipal Bonds – (continued)
Texas – (continued)
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BBB-)
25,000	2.500	10/01/2031	21,381
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 B (NR/BB-)(d)
100,000	3.500	10/01/2031	86,352
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(d)
100,000	4.500	09/01/2041	85,669
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(d)
100,000	5.000	08/15/2044	93,473
Edinburg Economic Development Corp. Sales Tax RB Series 2021 A (NR/NR)
75,000	3.125	08/15/2036	59,828
70,000	3.250	08/15/2041	53,077
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Series 2019 A (A1/AA-)
175,000	5.000	05/15/2030	194,226
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)(d)
283,000	4.875	09/15/2032	282,780
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (NR/NR)
250,000	5.000	07/15/2027	251,247
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
320,000	2.250	09/01/2030	280,414
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (NR/BB-)(d)
100,000	4.625	10/01/2031	97,566
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
90,000	5.250	02/15/2030	91,032
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (BB+/NR)(d)
75,000	4.000	08/15/2036	63,621
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2021 (NR\NR)
100,000	4.000	11/01/2055	71,083
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/NR)
225,000	5.500	01/01/2057	162,626
North Parkway Municipal Management Contract RB for Legacy Hills Public Improvement Project Series 2021 (NR/NR)(d)
200,000	3.000	09/15/2026	187,136
300,000	3.625	09/15/2031	268,504
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)(d)
100,000	1.875	01/01/2026	91,291
150,000	2.500	01/01/2030	122,254
175,000	3.000	01/01/2050	103,730

The accompanying notes are an integral part of these financial statements.	181

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)(d)
$500,000	4.100%	01/01/2028	$403,222
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
125,000	4.250	08/15/2053	123,794
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (Baa3/NR)
200,000	5.000	06/30/2058	197,353
Town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)(d)
645,000	2.625	09/01/2026	591,579
Town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/NR)(d)
200,000	5.250	09/15/2042	191,535
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR)(d)
281,000	2.875	09/01/2031	232,821
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
100,000	3.000	09/01/2034	88,834
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
50,000	2.875	12/01/2030	42,514
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (NR/NR)
285,000	2.000	08/15/2028	260,685

			14,740,829

Utah – 1.1%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)(d)
500,000	3.500	03/01/2036	417,577
Salt Lake City International Airport RB Series 2018A (AMT) (A/A2)
500,000	5.250	07/01/2048	519,149
Salt Lake City International Airport RB Series 2021A (A2/A)
500,000	4.000	07/01/2051	462,938
Salt Lake City Public Utilities RB Series 2022 (Aa1/AAA)
210,000	5.000	02/01/2052	231,418
Utah Charter School Finance Authority Charter School RB Series 2022A (BB+/NR)(d)
250,000	5.750	06/15/2052	244,103
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR\BB)(d)
100,000	4.000	07/15/2037	82,505

			1,957,690

Vermont – 0.1%
Vermont Economic Development Authority Solid Waste Disposal RB for Casella Waste System Project Series 2022 (B/NR)(a)(g)(d)
150,000	5.000	06/01/2027	147,453

Municipal Bonds – (continued)
Virginia – 0.4%
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)(f)
300,000	0.000	06/01/2047	75,353
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB-)
25,000	4.000	06/01/2036	23,399
Virginia Housing Development Authority RB Series 2019 E (Aa1/AA+)
250,000	3.100	12/01/2045	201,909
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (Baa3/NR)
100,000	5.000	12/31/2056	97,291
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (AMT) (NR\BBB-)
300,000	4.000	01/01/2048	259,893
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (NR/NR)
125,000	5.000	12/31/2052	126,551
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (NR/NR)
50,000	5.000	12/31/2052	49,010

			833,406

Washington – 0.8%
City of Seattle Drainage and Wastewater System Improvement and Refunding RB Series 2022 (AA+/Aa1)
125,000	4.000	09/01/2036	133,512
150,000	4.000	09/01/2037	158,274
Port of Seattle Intermediate Lien RB Series 2017C (A1/AA-)
215,000	5.000	05/01/2042	222,273
Port of Seattle Intermediate Lien RB Series 2019 (A1/AA-)
225,000	5.000	04/01/2039	237,053
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2021C (A1\A+)
700,000	4.000	08/01/2041	670,717
Washington State Convention Center Public Facilities District Lodging Tax RB Series 2018 (BAM-TCRS) (Baa3/AA)
120,000	4.000	07/01/2058	104,814

			1,526,643

West Virginia – 0.4%
Monongalia County Commission Excise Tax District RB Refunding Series 2021 A (NR/NR)(d)
100,000	4.125	06/01/2043	88,728
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B2/B)(a)(g)
100,000	4.125	07/01/2025	98,056
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-)(a)(g)
500,000	3.000	06/18/2027	488,292

			675,076

182	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – 1.6%
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)(d)
$100,000	5.875%	06/01/2052	$97,741
Public Finance Authority Charter School RB Series 2021A (NR/NR)(d)
510,000	5.000	06/15/2041	432,869
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)(d)
360,000	5.000	06/15/2032	353,473
Public Finance Authority Education RB Series 2022 (NR\NR)(d)
100,000	5.000	01/01/2042	91,670
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (Baa3/BBB)
190,000	4.300	11/01/2030	184,843
Public Finance Authority RB for Appalachian Regional Healthcare System Obligated Group Series 2021 A (NR/BBB)
25,000	5.000	07/01/2038	26,264
25,000	5.000	07/01/2041	25,986
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba1/NR)(d)
50,000	5.000	12/01/2045	41,997
Public Finance Authority RB for High Desert Montessori Charter School Series 2021 A (NR/NR)(d)
100,000	5.000	06/01/2061	82,895
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(d)
100,000	4.000	03/01/2030	90,506
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)(d)
250,000	5.625	06/01/2050	202,640
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)(d)
290,000	6.500	06/01/2045	230,494
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB+)(d)
100,000	6.000	07/01/2031	87,533
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB+)(d)
150,000	4.500	07/01/2048	116,871
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB)(d)
25,000	6.125	10/01/2049	22,915
Public Finance Authority Retirement Communities RB for Acts Retirement-Life Communities Obligated Group Series 2020A (NR/NR)
205,000	5.000	11/15/2041	198,238
Public Finance Authority Student Housing RB Series 2021A-1 (NR/NR)(d)
50,000	4.000	07/01/2041	41,530
150,000	4.000	07/01/2051	113,715
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
45,000	3.000	12/01/2031	38,735
75,000	4.000	12/01/2041	58,010

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3\AA)(e)
175,000	(SIFMA Municipal Swap Index Yield + 0.18%) 4.150	07/01/2026	169,304
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022A (NR/(P)BBB-)
200,000	5.000	02/01/2042	203,422

			2,911,651

TOTAL MUNICIPAL BONDS
(Cost $191,392,682)			$177,361,506

Corporate Bonds – 0.8%
Healthcare – Services – 0.0%
Toledo Hospital RB Series 2022 B (Ba2/BB)
$75,000	5.325%	11/15/28	$62,293
Tower Health Series (BB-/NR)
50,000	4.451	02/01/50	21,750

			84,043

Real Estate – 0.8%
Benloch Ranch Improvement Association No. 1 Series 2020 (NR/NR)(j)
51,655	9.750	12/01/39	50,400
Benloch Ranch Improvement Association No. 1 Series 2021 (NR/NR)(d)(j)
51,655	9.750	12/01/39	50,400
Benloch Ranch Improvement Association No. 2 (NR/NR)(d)(j)
700,000	10.000	12/01/51	645,043
Brixton Park Improvement Association No. 1 Series (NR/NR)(d)(j)
782,571	6.875	12/01/51	684,029

			1,429,872

TOTAL CORPORATE BONDS
(Cost $1,643,822)			$1,513,915

TOTAL INVESTMENTS – 97.3%
(Cost $193,036,504)			$178,875,421

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%			4,869,557

NET ASSETS – 100.0%			$183,744,978

The accompanying notes are an integral part of these financial statements.	183

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2023

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2023. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(c)	Zero coupon bond until next reset date.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rates disclosed is that which is in effect on March 31, 2023.

(h)	When-issued security.

(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	—Asset-Backed Security
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMT	—Alternative Minimum Tax (subject to)
BAM	—Build America Mutual Assurance Co.
CFD	—Community Facilities District
COPS	—Certificates of Participation
GO	—General Obligation
HUD SECT 8	—Hud Section 8
IDA	—Industrial Development Agency
LIBOR	—London Interbank Offered Rates
LT	—Limited Tax
NR	—Not Rated
RB	—Revenue Bond
SD CRED PROG	—School District Credit Program
SIFMA	—Securities Industry and Financial Markets Association
SONYMA	—State of New York Mortgage Agency
TCRS	—Transferable Custody Receipts
USD	—United States Dollar
UT	—Unlimited Tax
WR	—Withdrawn Rating

184	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 98.2%
Alabama – 2.5%
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (NR/NR)(a)(c)
$24,725,000	4.000%	12/01/2025	$24,588,520
Black Belt Energy Gas District Gas Supply RB Series 2022 (NR/NR)(a)(c)
15,000,000	4.000	06/01/2027	15,000,615
Chatom Industrial Development Board Gulf Opportunity Zone Refunding Bonds for Powersouth Energy Cooperative Projects Series 2020 (NR/AA)
425,000	5.000	08/01/2025	443,807
550,000	5.000	08/01/2027	596,256
485,000	5.000	08/01/2028	533,632
485,000	5.000	08/01/2029	540,429
425,000	5.000	08/01/2030	478,434
Chatom Industrial Development Board RB Refunding for PowerSouth Energy Cooperative Series 2020 (AGM) (A2/AA)
485,000	5.000	08/01/2024	498,796
Health Care Authority for Baptist Health Series 2023 (A3/BBB+)
690,000	5.000	11/15/2024	710,512
675,000	5.000	11/15/2025	708,222
1,405,000	5.000	11/15/2026	1,502,616
1,480,000	5.000	11/15/2027	1,610,596
2,675,000	5.000	11/15/2028	2,951,228
2,835,000	5.000	11/15/2029	3,160,414
Houston County Healthcare Authority Hospital RB for Southeast Alabama Medical Center Series 2016-A (NR/BBB+)
2,000,000	5.000	10/01/2030	2,059,222
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (NON-AMT) (BBB/NR)(a)(c)
225,000	2.000	10/01/2024	216,439
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (NON-AMT) (BBB/NR)(a)(c)
675,000	2.000	10/01/2024	649,319
Industrial Development Board City of Selma Gulf Opportunity Zone Revenue Refunding Bonds Series 2020A (NON-AMT) (BBB/NR)(a)(c)
6,500,000	1.375	06/16/2025	6,055,692
Industrial Development Board City of Selma International Paper Company Project Gulf Opportunity Zone Revenue Refunding Bonds Series 2019A (BBB/NR)(a)(c)
1,875,000	2.000	10/01/2024	1,803,663
Industrial Development Board of the City of Mobile Alabama RB for Alabama Power Co. Series 2007 A (A1/A-)(a)(c)
3,335,000	1.000	06/26/2025	3,180,602
Jacksonville State University RB Refunding Series 2020 (A2/A-)
315,000	3.000	12/01/2023	314,658
275,000	4.000	12/01/2024	279,136
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (NR/BBB)
10,220,000	6.500	10/01/2053	10,855,122
Southeast Alabama Gas Supply District Gas Supply RB Series 2018A (NR/NR)(a)(c)
27,465,000	4.000	06/01/2024	27,476,192

Municipal Bonds – (continued)
Alabama – (continued)
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A1/NR)(d)
25,105,000	(1M USD LIBOR + 0.85%) 4.098	06/01/2024	25,141,485
Water Works Board of the City of Birmingham Water Revenue Refunding Bonds Series 2015-A (Aa2/AA)(b)
30,000,000	5.000	01/01/2025	31,278,441

			162,634,048

Alaska – 0.1%
Alaska Municipal Bond Bank GO Refunding Bonds 2016 Series 4 (AMT) (NR/A+)
1,755,000	5.000	12/01/2030	1,859,688
1,960,000	5.000	12/01/2032	2,059,637
North Slope Borough GO Bonds Series 2022A (NR/AA)
4,700,000	5.000	06/30/2027	5,186,240

			9,105,565

Arizona – 2.8%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)(d)
83,860,000	(3M USD LIBOR + 0.81%) 4.278	01/01/2037	78,593,575
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CCC+)
575,000	5.000	01/01/2024	542,947
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/CCC+)
560,000	5.000	01/01/2024	518,618
City of Chandler IDA Industrial Development RB for Intel Corp. Project Series 2022 (NR/A+)(a)(c)
25,000,000	5.000	09/01/2027	26,195,273
City of Chandler IDA RB for Intel Corp. Project Series 2022-2 (NR/A+)(a)(c)
25,715,000	5.000	09/01/2027	26,948,363
City of Phoenix Civic Improvement Corp. Junior Lien Airport RB Series 2019B (A1/A+)
1,215,000	5.000	07/01/2025	1,259,577
City of Phoenix Civic Improvement Corp. Junior Lien Water System Revenue Refunding Bonds Series 2014B (Aa2/AAA)
11,000,000	5.000	07/01/2026	11,322,306
City of Phoenix Civic Improvement Corporation Junior Lien Airport Revenue Refunding Bonds Series 2015B (NON-AMT) (A1\A)
1,740,000	5.000	07/01/2034	1,804,298
Coconino County Pollution Control Refunding RB for Nevada Power Company Projects Pollution Control Corp. Series 2017A (NR/A+)(a)(c)
1,775,000	4.125	03/31/2026	1,797,562
County of Maricopa IDA RB for Banner Health (NR/AA-)(a)(c)
7,730,000	5.000	10/18/2024	7,982,756
County of Pinal IDA Correctional Facility Contract Refunding Bonds Series 2020A (BBB/NR)
3,900,000	2.000	10/01/2024	3,801,428
1,540,000	2.000	10/01/2025	1,476,236

The accompanying notes are an integral part of these financial statements.	185

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
$125,000	4.000%	07/01/2023	$125,190
135,000	4.000	07/01/2024	136,129
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2010 A (Baa2/BBB)(a)(c)
3,750,000	0.875	10/01/2026	3,345,173
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2010 B (Baa2/BBB)(a)(c)
1,790,000	0.875	10/01/2026	1,596,762
Maricopa County Pollution Control Revenue Refunding Bonds 2003 Series A (NON-AMT) (BBB/NR)(a)(c)
10,000,000	3.000	06/01/2024	9,925,270
Pima County Sewer System Revenue Refunding Obligations Series 2022 (NR/AA)
1,500,000	5.000	07/01/2025	1,581,653
1,905,000	5.000	07/01/2026	2,061,324
2,000,000	5.000	07/01/2027	2,215,557

			183,229,997

Arkansas – 0.0%
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (NR/BBB+)
400,000	5.000	08/01/2024	409,433

California – 6.5%
Bay Area Toll Authority RB Refunding for San Francisco Bay Area Series 2021 C (Aa3/AA)(d)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.45%) 4.420	04/01/2026	6,934,585
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (Aa3/WR/AA)(d)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.90%) 4.870	05/01/2023	10,002,721
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (Aa3/AA)(d)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.90%) 4.870	05/01/2023	7,001,905
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (NR/AA)(d)
15,000,000	(SIFMA Municipal Swap Index Yield + 1.25%) 5.220	04/01/2027	15,150,541
California Community Choice Financing Authority Clean Energy Project RB Series 2022A (NR/NR)(a)(c)
19,150,000	4.000	08/01/2028	19,129,014
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (NR/BB)
1,000,000	5.000	05/01/2023	1,000,860
535,000	5.000	05/01/2024	541,741

Municipal Bonds – (continued)
California – (continued)
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A (NR/NR)(a)(c)(e)
15,000,000	3.650	01/31/2024	15,003,676
California Infrastructure & Economic Development Bank RB Refunding for California Academy of Sciences Series 2018 B (A2/NR)(d)
32,000,000	(SIFMA Municipal Swap Index Yield + 0.35%) 4.320	08/01/2024	31,636,736
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (A3/NR)(a)(c)
20,000,000	1.200	06/01/2028	17,756,598
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 B (A3/NR)(d)
(SIFMA Municipal Swap Index Yield + 0.70%)
5,000,000	(SIFMA Municipal Swap Index Yield + 0.70%) 4.670	06/01/2026	4,834,917
California Municipal Finance Authority RB for Waste Management, Inc. Series 2009 A (NR/A-/A-2)(a)(c)(e)
1,800,000	1.300	02/03/2025	1,728,190
California Municipal Finance Authority RB for Waste Management, Inc. Series 2017 A (AMT) (NR/A-/A-2)(a)(c)
17,860,000	0.700	12/01/2023	17,493,066
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
225,000	5.000	10/01/2023	226,651
275,000	5.000	10/01/2024	281,032
275,000	5.000	10/01/2025	284,387
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (NR/NR)
2,385,000	5.000	06/30/2026	2,496,895
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
4,265,000	5.000	06/30/2028	4,547,281
3,235,000	5.000	12/31/2028	3,449,862
California Pollution Control Financing Authority RB for American Water Capital Corp. Project Series 2020 (Baa1/A)(a)(c)
2,490,000	0.600	09/01/2023	2,462,693
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB for Waste Management Project Series 2015A-1 (NR/A-)
10,000,000	3.375	07/01/2025	9,947,323
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (NR/NR)(e)
2,700,000	5.000	07/01/2026	2,797,788
4,665,000	5.000	07/01/2028	4,942,170
4,610,000	5.000	07/01/2029	4,930,425
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)(e)
3,500,000	5.000	11/21/2045	3,393,712

186	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Public Finance Authority RB for Henry Mayo Newhall Hospital Series 2021A (NR/BBB-)
$400,000	4.000%	10/15/2027	$410,476
California Public Finance Authority RB Refunding for Henry Mayo Newhall Hospital Obligated Group Series 2021 A (NR/BBB-)
390,000	4.000	10/15/2025	396,101
California State University RB Refunding Series 2016 B-2 (Aa2/AA-)(a)(c)
12,100,000	0.550	11/01/2026	10,842,206
California Statewide Community Development Authority Pollution Control Refunding RB 2006 Series B (NON-AMT) (A-/BBB+)
8,500,000	1.450	04/01/2028	7,466,484
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
210,000	3.000	09/01/2023	209,317
215,000	3.000	09/01/2024	212,465
Chula Vista Elementary School District GO Bonds Anticipation Notes Series 2019 (NR/AA-)(f)
2,515,000	0.000	08/01/2023	2,493,071
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
1,080,000	4.000	09/01/2025	1,092,527
1,285,000	5.000	09/01/2030	1,403,630
City of Chino Public Financing Authority Local Agency Refunding Bonds Series 2019A (NR/NR)
230,000	4.000	09/01/2026	235,016
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (AMT) (Aa2/AA)
1,610,000	5.000	05/15/2025	1,676,204
City of Los Angeles Department of Airports International Airport Subordinate RB 2016 Series B (Aa3/AA-)
1,000,000	5.000	05/15/2029	1,054,823
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series C (Aa3/AA-)
5,060,000	5.000	05/15/2030	5,443,561
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series D (Aa3/AA-)
7,425,000	5.000	05/15/2025	7,725,672
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)(g)
750,000	5.000	05/15/2025	780,103
1,500,000	5.000	05/15/2026	1,587,965
City of Los Angeles Department of Airports International Airports Senior Refunding RB 2018 Series B (AMT) (AA/Aa2)
4,340,000	5.000	05/15/2026	4,602,659
City of Los Angeles Department of Airports Senior RB Series 2015 (NON-AMT) (AA-/Aa3)
1,000,000	5.000	05/15/2028	1,059,581
City of Los Angeles Department of Water and Power Water System RB 2014 Series A (Aa2/AA+)
10,000,000	5.000	07/01/2039	10,231,221
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
250,000	4.000	09/01/2026	254,322

Municipal Bonds – (continued)
California – (continued)
City of San Francisco Infrastructure and Revitalization Financing District Tax Increment RB Series 2022A (NR/NR)(e)
355,000	5.000	09/01/2027	372,516
Coachella Valley Water District Drinking Water System Revenue Notes Series 2022A (NR\AA+)
12,015,000	1.375	06/01/2025	11,575,989
Eastern Foothill Transportation Corridor Agency Toll Road RB Series 1995A (NR/AA+)(f)
20,915,000	0.000	01/01/2024	20,491,036
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (ST APPROP) (A+/Aa3)(b)
25,000,000	5.000	06/01/2025	26,434,365
Golden State Tobacco Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (A/NR)
3,530,000	1.850	06/01/2031	3,512,871
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (NR/AA)(e)
555,000	4.000	06/01/2027	577,484
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (NR/A-)
2,800,000	3.678	06/01/2038	2,619,605
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,130,000	5.000	09/01/2023	1,137,808
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
595,000	4.000	09/01/2023	596,022
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/2023	520,893
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
415,000	4.000	09/01/2023	415,713
Long Beach California Natural Gas Finance Authority RB Series 2007A (A-/A1)
7,000,000	5.000	11/15/2024	7,127,224
Modesto Financing Authority Domestic Project RB 2007F (NATL) (A+/NR)(d)
7,000,000	(3M USD LIBOR + 0.63%) 3.955	09/01/2037	6,760,736
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (A1/BBB+)(d)
7,975,000	(3M USD LIBOR + 0.72%) 4.188	07/01/2027	7,939,947
Peralta Community College District GO Bonds 2022 Series B (NR/AA-)
2,720,000	5.000	08/01/2024	2,806,360
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
205,000	4.000	09/01/2025	207,013
210,000	4.000	09/01/2026	213,563
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
1,835,000	5.000	09/01/2023	1,847,978

The accompanying notes are an integral part of these financial statements.	187

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
California – (continued)
Sacramento City Financing Authority RB Series 2007B (NATL) (AA-/WD)(d)
$10,000,000	(3M USD LIBOR + 0.57%) 3.895%		06/01/2039		$9,017,239
Sacramento County Financing Authority RB Series 2007B (NATL) (AA-/Aa3)(d)
14,610,000	(3M USD LIBOR + 0.55%) 3.875		06/01/2034		14,221,983
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (AMT) (A2/NR)
2,000,000	5.000		07/01/2027		2,149,311
San Gorgonio Memorial Healthcare District 2020 GO Refunding Bonds (NR/NR)
385,000	4.000		08/01/2023		383,973
855,000	4.000		08/01/2024		843,958
930,000	4.000		08/01/2025		911,904
1,020,000	3.000		08/01/2026		965,022
Santa Clara Valley Water District Safe Clean Water Program Revenue Certificates of Participation Series 2022B (Aa1/NR)
6,000,000	5.000		12/01/2026		6,584,016
Sierra View Local Health Care District RB Refunding for Tulare County Series 2020 (NR/NR)
320,000	4.000		07/01/2026		328,758
State of California GO Bonds (Aa2/AA-)
11,655,000	4.000		10/01/2024		11,914,890
State of California Various Purpose GO Refunding Bonds (Aa2/AA-)
5,000,000	5.000		04/01/2025		5,249,671
20,000,000	5.000		12/01/2028		23,012,550
Transbay Joint Powers Authority Senior Tax Allocation Bonds Series 2020A (NR/NR)
1,265,000	5.000		10/01/2028		1,388,934
Washington Township Healthcare District Revenue Refunding Bonds 2020 Series A (NR/NR)
175,000	5.000		07/01/2023		175,810
200,000	5.000		07/01/2024		204,109
225,000	5.000		07/01/2025		233,304
250,000	5.000		07/01/2026		263,940

					420,158,668

Colorado – 3.7%
City of Denver Airport System Subordinate RB Series 2018A (A1/A+)
5,000,000	5.000		12/01/2024		5,163,601
2,000,000	5.000		12/01/2027		2,149,246
City of Denver Aviation Airport System RB Series 2022C (Aa3/AA-)
1,260,000	5.000		11/15/2026		1,371,911
1,215,000	5.000		11/15/2027		1,351,597
1,380,000	5.000		11/15/2028		1,567,540
City of Denver Aviation Airport System RB Series 2022D (Aa3/AA-)
1,000,000	5.000		11/15/2025		1,050,504
3,750,000	5.250		11/15/2026		4,046,452
4,500,000	5.250		11/15/2027		4,931,038
6,500,000	5.500		11/15/2028		7,302,285

Municipal Bonds – (continued)
Colorado – (continued)
City of Denver RB for Department of Aviation Airport System Series 2022A (Aa3/AA-)
10,050,000		5.000		11/15/2027		10,860,181
City of Denver RB for Department of Aviation Airport System Series 2022A (AMT) (Aa3/A+)
500,000		5.000		11/15/2024		515,901
3,585,000		5.000		11/15/2025		3,766,059
3,480,000		5.000		11/15/2026		3,718,085
Colorado Bridge Enterprise Senior RB Series 2017 (AMT) (NR/A-)
1,580,000		4.000		06/30/2025		1,602,000
Colorado Health Facilities Authority RB for AdventHealth Obligated Group Series 2019B (NR/NR)(a)(b)(c)
1,585,000		5.000		11/19/2026		1,731,270
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-1 (Baa1/A-)
2,545,000		5.000		08/01/2025		2,648,889
2,990,000		5.000		08/01/2026		3,171,842
5,900,000		5.000		08/01/2027		6,363,824
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-2 (Baa1/A-)
2,575,000		5.000		08/01/2026		2,731,603
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019B-2 (Baa1/A-)(a)(c)
3,700,000		5.000		08/01/2026		3,881,172
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (Baa1/A-)
50,000		5.000		11/01/2024		51,472
125,000		5.000		11/01/2025		130,759
100,000		5.000		11/01/2026		106,626
125,000		5.000		11/01/2027		135,606
Colorado Health Facilities Authority RB for Intermountain Healthcare Series 2022C (Aa1/AA+)(a)(c)
26,500,000		5.000		08/15/2028		29,481,661
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (Baa1/A-)
325,000		5.000		08/01/2025		338,267
Colorado Health Facilities Authority RB Series 2013A (AA+/Aa3)(b)
5,200,000		5.000		01/01/2024		5,288,550
Colorado Health Facilities Authority RB Series 2019B Series 2019B-1 (A-/BBB+)(a)(c)
31,450,000		5.000		08/01/2025		32,498,713
Colorado Health Facilities Authority Revenue Hospital Bonds for AdventHealth Obligated Group Series 2019B (NR/AA)(a)(c)
15,575,000		5.000		11/19/2026		16,616,298
Colorado High Performance Transportation Enterprise C-470 Express Lanes Senior RB Series 2017 (NR/NR)
1,000,000		5.000		12/31/2047		985,954
1,000,000		5.000		12/31/2051		977,109
8,000,000		5.000		12/31/2056		7,721,446
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)(e)
4,530,000		5.000		12/01/2023		4,585,476
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
2,000,000		5.000		12/01/2026		2,089,780

188	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)(e)
$4,995,000	5.000%	12/01/2025	$5,206,698
E-470 Public Highway Authority Colorado Revenue Refunding Bonds Series 2004 A (A2/A)(f)
20,115,000	0.000	09/01/2027	17,683,696
E-470 Public Highway Authority RB Refunding Series 2021 B (A2/A)(d)
7,250,000	(SOFR + 0.35%) 3.593	09/01/2024	7,220,629
E-470 Public Highway Authority Senior RB Series 2000 B (A/A2)(f)
9,000,000	0.000	09/01/2025	8,389,184
Regional Tranportation District Tax Exempt NON-AMT Private Activity Bonds Series 2020A Taxable Private Activity Bonds Series 2020B (NR/A-)
50,000	3.000	07/15/2023	49,902
385,000	5.000	01/15/2024	388,854
350,000	3.000	01/15/2026	345,486
Regional Tranportation District Tax Exempt Private Activity Bonds Series 2020 (Baal/NR)
250,000	5.000	07/15/2026	261,807
500,000	5.000	01/15/2027	527,036
500,000	5.000	07/15/2027	530,654
Regional Transportation District Sales Tax RB for Fastracks Project Series 2016A (Aa2/AA+)
19,445,000	5.000	11/01/2046	20,363,555
South Sloan Lake Metropolitan District LT GO Refunding & Improvement Bonds Series 2019 (AGM) (AA/NR)
150,000	5.000	12/01/2024	154,662
University of Colorado Hospital Authority Refunding RB Series 2019C (Aa2/AA)(a)(c)
5,000,000	5.000	11/15/2024	5,104,352
University of Colorado Regents Enterprise Refunding RB Series 2021C3B (NR/AA+)(a)(c)
5,000,000	2.000	10/15/2026	4,841,557
Vauxmont Metropolitan District Senior LT GO & Special Revenue Refunding Bonds Series 2020 (AGM) (AA/NR)
195,000	5.000	12/01/2023	197,605
Vauxmont Metropolitan District Subordinate LT GO Special Revenue Refunding Bonds Series 2019 (NR/AA)
130,000	5.000	12/15/2024	134,643
125,000	5.000	12/15/2025	132,658

			242,465,695

Connecticut – 2.3%
City of Bridgeport GO Bonds 2014 Series A (AGM) (A3/AA)
2,485,000	5.000	07/01/2025	2,556,491
City of New Haven GO Bonds Series 2018 A (NR/BBB+)
1,000,000	5.000	08/01/2023	1,006,582
945,000	5.000	08/01/2024	969,393
600,000	5.000	08/01/2025	627,101
City of New Haven GO Refunding Bonds Series B (Baa1/AA)
1,350,000	5.000	02/01/2024	1,373,118
1,400,000	5.000	02/01/2026	1,481,382
City of West Haven GO Bonds 2017 Series A (BBB/NR)
400,000	5.000	11/01/2023	404,953

Municipal Bonds – (continued)
Connecticut – (continued)
Connecticut Health & Educational Facilities Authority RB for University of Hartford Series N (NR/BBB-)
390,000	5.000	07/01/2025	397,785
Connecticut State GO Bonds Series 2013 A (Aa3/A+)
5,355,000	5.000	10/15/2023	5,424,216
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BBB-)
415,000	5.000	07/01/2023	415,659
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2015 A (Aaa/AAA)(a)(c)
40,000,000	0.375	07/12/2024	38,592,208
State of Connecticut GO Bonds 2014 Series A (Aa3/AA-)
5,380,000	5.000	03/01/2030	5,488,926
State of Connecticut GO Bonds 2016 Series A (Aa3/AA-)
7,500,000	4.000	03/15/2034	7,724,626
State of Connecticut Health & Educational Facilities Authority RB for Hartford Healthcare Series 2020B (WR/A)(a)(c)
7,035,000	5.000	01/01/2027	7,526,032
State of Connecticut Health & Educational Facilities Authority RB for Yale University Series 2014A (Aaa/AAA)(a)(c)
10,015,000	2.800	02/10/2026	9,962,665
State of Connecticut Health & Educational Facilities Authority RB Series B (AA-/AA-)(a)(c)
15,245,000	1.800	07/01/2024	14,870,411
State of Connecticut Health and Educational Facilities Authority for Yale University Issue RB Series U-2 (Aaa/WR\AAA)(a)(c)
21,750,000	1.100	02/11/2025	20,945,589
State of Connecticut Special Tax Obligation Bonds for Transportation Infrastructure 2013 Series A (AA-/Aa3)
1,035,000	5.000	10/01/2029	1,045,754
State of Connecticut Special Tax Obligation Bonds for Transportation Infrastructure Purposes 2022 Series A (Aa3/AA)
2,965,000	5.000	07/01/2024	3,054,821
1,950,000	5.000	07/01/2025	2,058,337
2,415,000	5.000	07/01/2026	2,614,748
1,500,000	5.000	07/01/2027	1,661,027
State of Connecticut Special Tax Obligation Refunding Bonds for Transportation Infrastructure Purposes 2022 Series B (Aa3/AA)
11,345,000	5.000	01/01/2024	11,549,137
2,535,000	5.000	07/01/2024	2,611,795
2,910,000	5.000	07/01/2025	3,071,672
1,750,000	5.000	07/01/2026	1,894,745
2,150,000	5.000	07/01/2027	2,380,806
Town of Hamden GO Refunding Bonds Series 2013 (AGM) (Baa3/AA)
500,000	5.000	08/15/2023	503,690

			152,213,669

Delaware – 0.5%
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2020 (A2/A)(a)(c)
5,425,000	1.050	07/01/2025	5,180,622

The accompanying notes are an integral part of these financial statements.	189

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (NR/BBB)
$475,000	5.000%	06/01/2023	$476,321
305,000	5.000	06/01/2024	311,139
Delaware State Economic Development Authority RB Refunding for NRG Energy, Inc. Series 2020 A (NR/BBB-)(a)(c)
14,650,000	1.250	10/01/2025	13,420,853
State of Delaware GO Bonds Series 2021 (Aaa/AAA)
14,880,000	5.000	02/01/2025	15,554,320
State of Delaware GO Custodial Receipts Series 2017A (NR/NR)(h)
1,030,000	0.000	03/15/2049	36,614

			34,979,869

District of Columbia – 1.6%
District of Columbia GO Refunding Bonds Series 2023B (Aaa/AA+)
2,050,000	5.000	06/01/2025	2,160,067
District of Columbia Housing Finance Agency Collateralized Multifamily Housing RB for Paxton Project Series 2022 (NR/NR)(a)(c)
3,750,000	4.000	09/01/2025	3,812,011
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2014A (Aa3/AA-)
3,250,000	5.000	10/01/2027	3,314,915
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2015A (NR/AA-)
10,000,000	5.000	10/01/2034	10,149,919
District of Columbia RB for KIPP DC Obligated Group Series 2019 (NR/BBB+)
200,000	5.000	07/01/2023	200,609
District of Columbia RB Refunding for National Public Radio, Inc. Series 2020 (A2/A+)
735,000	1.817	04/01/2025	695,329
800,000	2.136	04/01/2026	747,013
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2019 C (Aa2/AA+)(a)(c)
6,840,000	1.750	10/01/2024	6,660,893
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2017A (Aa3/AA-)
5,505,000	5.000	10/01/2028	5,921,539
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2017A (AMT) (AA-/Aa3)
9,155,000	5.000	10/01/2024	9,396,103
19,185,000	5.000	10/01/2029	20,605,998
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
5,000,000	5.000	10/01/2026	5,330,274
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2022A (AMT) (NR/Aa3)
875,000	5.000	10/01/2023	882,489
1,050,000	5.000	10/01/2024	1,077,652
760,000	5.000	10/01/2025	796,300
1,100,000	5.000	10/01/2026	1,172,660
2,395,000	5.000	10/01/2027	2,583,151

Municipal Bonds – (continued)
District of Columbia – (continued)
Metropolitan Washington Airports Authority Dulles Toll Road RB 3rd Senior Lien Series 2009C (AA-/Baa1)(b)
19,985,000	6.500	10/01/2026	22,696,869
Washington Metropolitan Airports Authority Airport System Revenue Refunding Bonds Series 2014A (AMT) (Aa3/AA-)
4,500,000	5.000	10/01/2028	4,590,761

			102,794,552

Florida – 2.9%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA)
900,000	5.000	05/01/2023	901,263
945,000	5.000	05/01/2024	964,213
990,000	5.000	05/01/2025	1,026,014
1,045,000	5.000	05/01/2026	1,104,916
1,095,000	5.000	05/01/2027	1,174,500
1,155,000	5.000	05/01/2028	1,256,568
1,195,000	2.375	05/01/2029	1,122,447
1,225,000	2.625	05/01/2030	1,143,762
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
350,000	2.500	05/01/2023	349,768
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (NR/AA)
1,150,000	2.500	05/01/2023	1,149,434
Bannon Lakes Community Development District Special Assessment RB for St. Johns County Series 2016 (NR/NR)
165,000	4.500	11/01/2025	165,258
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A-)
455,000	3.250	05/01/2023	455,078
Beach Road Golf Estates Community Development District Special Assessment Series 2015 (NR/NR)
2,500,000	4.700	11/01/2029	2,521,633
Bexley Community Development District Special Assessment RB for Pasco County Series 2016 (NR/NR)
400,000	4.100	05/01/2026	396,560
Bonterra Community Development District Special Assessment Bonds Senior Series 2017 A-1 (NR/A-)
190,000	2.500	05/01/2023	189,919
Brookstone Community Development District Special Assessment RB for Manatee County Series 2018 (NR/NR)(e)
105,000	3.875	11/01/2023	104,687
Broward County School Board Certificates of Participation Series 2015A (Aa3/A+)
12,915,000	5.000	07/01/2025	13,574,689
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (A2/AA)
975,000	2.250	09/01/2023	973,319
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (NR/A-)
87,000	3.500	05/01/2023	87,042
40,000	4.000	05/01/2024	40,457

190	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Carlton Lakes Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)
$150,000	4.000%	05/01/2024	$149,490
Centre Lake Community Development District Special Assessment Bonds Series 2021 (NR/NR) (NR/NR)
210,000	2.750	05/01/2023	209,717
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (NR/BBB)
105,000	3.000	11/01/2023	104,838
105,000	3.500	11/01/2024	104,176
Century Parc Community Development District Special Assessment Refunding Bonds for Miami Dade County Series 2012 (NR/A)
25,000	4.000	11/01/2023	25,025
City of Ft. Lauderdale Special Assessment Bonds for Las Olas Isles Undergrounding Project Series 2022 (NR\NR)(e)
165,000	5.000	07/01/2023	165,455
175,000	5.000	07/01/2024	176,940
180,000	5.000	07/01/2025	183,039
190,000	5.000	07/01/2026	193,626
200,000	5.000	07/01/2027	204,196
210,000	5.000	07/01/2028	215,234
City of Orlando Community Redevelopment Agency Tax Increment Revenue Refunding Bonds Series 2012 (NR/NR)
1,765,000	5.000	04/01/2025	1,766,543
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
670,000	3.250	09/01/2023	666,017
1,380,000	3.250	09/01/2024	1,351,714
Cityplace Community Development District Special Assessment Revenue Refunding Bonds Series 2012 (NR/NR)
2,350,000	5.000	05/01/2026	2,424,448
Copper Creek Community Development District Special Assessment Bonds for City of Port St. Lucie Series 2019 (NR/NR)(e)
90,000	3.875	11/01/2024	89,193
Copper Oaks Community Development District Special Assesstment Refunding and Improvement Bonds Series 2021 (NR/NR)
172,000	3.000	05/01/2023	171,807
100,000	3.000	05/01/2024	98,488
183,000	3.000	05/01/2025	177,662
Cordoba Ranch Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
150,000	3.000	05/01/2023	149,831
325,000	3.000	05/01/2024	320,050
150,000	3.000	05/01/2025	145,653
315,000	3.000	05/01/2026	301,897
Country Greens Community Development District Special Assessment RB Refunding Senior Lien Series 2016 A-1 (NR/A+)
160,000	3.000	05/01/2024	159,745
County of Broward RB Refunding for Airport System Series 2019 B (AMT) (A1/A)
355,000	5.000	10/01/2024	363,306

Municipal Bonds – (continued)
Florida – (continued)
Cypress Shadows Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
34,000	4.000	11/01/2024	33,871
37,000	4.000	11/01/2026	36,551
Duval County School Board Certificates of Participation Series 2022A (NR/AA)
2,750,000	5.000	07/01/2025	2,890,468
3,185,000	5.000	07/01/2026	3,429,820
5,105,000	5.000	07/01/2027	5,616,147
Enclave at Black Point Marina Community Development District Special Assessment Refunding & Improvement Series 2017 (NR/BBB)
130,000	3.000	05/01/2023	129,988
Escambia County International Paper Company Environmental Improvement Revenue Refunding Bonds Series 2019B (BBB/NR)(a)(c)
425,000	2.000	10/01/2024	408,830
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,620,000	4.250	05/01/2029	2,604,444
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
265,000	2.000	11/01/2023	262,947
270,000	2.000	11/01/2024	262,144
275,000	2.000	11/01/2025	263,128
280,000	2.000	11/01/2026	264,277
290,000	2.000	11/01/2027	269,233
295,000	2.000	11/01/2028	269,027
300,000	2.000	11/01/2029	269,666
305,000	2.125	11/01/2030	266,136
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)(e)
185,000	2.625	12/15/2024	180,780
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (NR/BBB+)
245,000	2.500	05/01/2023	244,904
245,000	2.500	05/01/2024	242,967
255,000	2.750	05/01/2025	249,346
260,000	3.000	05/01/2026	254,593
Gateway Services Community Development District Special Assessment Bonds Series 2023-1 (NR/AA)
1,730,000	3.250	05/01/2028	1,764,545
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)(e)
250,000	3.500	05/01/2023	250,110
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (NR/AA)
205,000	4.000	05/01/2023	205,172
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
230,000	2.500	05/01/2023	229,810
200,000	2.500	05/01/2024	198,166
175,000	2.500	05/01/2025	172,135
200,000	2.500	05/01/2026	196,565
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
305,000	2.500	05/01/2023	304,860

The accompanying notes are an integral part of these financial statements.	191

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
$315,000	2.750%	05/01/2024	$313,178
320,000	3.000	05/01/2025	312,942
Hillsborough County Aviation Authority Revenue Refunding Bonds Series 2015-A (AA-/Aa3)(b)
12,165,000	5.000	10/01/2024	12,497,912
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
123,000	3.000	05/01/2023	122,862
130,000	3.000	05/01/2024	128,034
132,000	3.000	05/01/2025	128,150
139,000	3.000	05/01/2026	133,066
Lake Frances Community Development District Special Assessment Refunding Series 2018 (NR/BBB-)
82,000	3.000	05/01/2023	82,002
81,000	3.000	05/01/2024	80,735
84,000	3.000	05/01/2025	82,292
Lakeshore Ranch Community Development District Senior Special Assessment Refunding Series 2019 A-1 (NR/A)
270,000	3.000	05/01/2023	269,945
355,000	3.000	05/01/2024	353,839
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
305,000	3.500	05/01/2023	305,123
320,000	3.500	05/01/2024	321,571
Miami Dade County Avaiation Revenue Refunding Bonds Series 2016A (NON-AMT) (NR/A)
1,285,000	5.000	10/01/2026	1,389,830
Miami Dade County Avaiation Revenue Refunding Bonds Series 2017B (AMT) (NR/A)
11,760,000	5.000	10/01/2040	12,099,442
Miami Dade County Educational Facility Authority RB for University of Miami (A2/A-)
10,995,000	5.250	04/01/2027	11,871,428
Miami-Dade County Aviation Revenue Refunding Bonds Series 2014A (AMT) (A-/A2)
20,000,000	5.000	10/01/2035	20,175,594
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/BBB)(e)
115,000	3.500	05/01/2023	114,991
120,000	3.500	05/01/2024	119,721
125,000	3.500	05/01/2025	123,164
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (NR/A+)
185,000	3.750	05/01/2024	185,770
Osceola County Transportation Improvement & Refunding RB Series 2019A-1 (BBB+/BBB-)
780,000	5.000	10/01/2024	790,463
275,000	5.000	10/01/2025	280,360
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 C (NR/NR)
1,105,000	4.000	05/15/2026	1,040,324
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018A-1 (A/NR)
205,000	3.000	11/01/2023	205,032
210,000	3.000	11/01/2024	208,148

Municipal Bonds – (continued)
Florida – (continued)
Parkway Center Community Development District Special Assessment Bonds Series 2018-2 (A-/NR)
90,000	3.500	05/01/2023	90,006
90,000	3.500	05/01/2024	90,083
Parkway Center Community Development District Special Assessment Refunding Bonds Series 2018-1 (BBB/NR)
235,000	3.500	05/01/2023	234,966
245,000	3.500	05/01/2024	244,456
255,000	3.500	05/01/2025	252,163
Pasco County Capital Improvement Cigarette Tax Allocation Bonds Series 2023A (A1/AA)
250,000	5.250	09/01/2025	264,284
250,000	5.250	09/01/2026	270,304
300,000	5.250	09/01/2027	330,226
300,000	5.250	09/01/2028	334,892
Paseo Community Development District Capital Improvement Revenue Refunding Bonds Series 2018 (A-/NR)
425,000	4.000	05/01/2023	425,182
Pine Ridge Plantation Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021A-1 (AGM) (AA/NR)
500,000	3.000	05/01/2024	499,202
515,000	2.000	05/01/2025	496,058
520,000	2.000	05/01/2026	494,885
535,000	2.000	05/01/2027	500,415
Reunion East Community Development District Special Assessment Refunding Bonds for Osceola County Series 2015A (NR/NR)
1,935,000	5.000	05/01/2025	1,964,974
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR\NR)
195,000	3.000	05/01/2023	194,793
225,000	3.000	05/01/2024	221,712
225,000	3.000	05/01/2025	219,086
285,000	3.000	05/01/2026	274,975
390,000	3.000	05/01/2027	369,937
River Bend Community Development District Senior Special Assessment Revenue Refunding Bonds Series 2016A-1 (A-/NR)
395,000	2.500	05/01/2023	394,885
405,000	2.500	05/01/2024	402,569
415,000	2.750	05/01/2025	406,518
425,000	3.000	05/01/2026	417,746
River Glen Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021 (BBB+/NR)
132,000	2.500	05/01/2023	131,857
136,000	2.500	05/01/2024	134,155
139,000	2.500	05/01/2025	135,097
143,000	2.500	05/01/2026	137,130
146,000	2.500	05/01/2027	138,480
148,000	2.500	05/01/2028	138,671
157,000	2.500	05/01/2030	141,440
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-1 (NR/NR)
175,000	3.000	05/01/2023	174,805

192	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-1 (NR/NR) – (continued)
$235,000	3.000%	05/01/2024	$231,471
180,000	3.000	05/01/2025	174,787
225,000	3.000	05/01/2026	215,461
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(e)
210,000	3.375	06/15/2024	207,555
Sandmine Road Community Development District Special Assessment Bonds for Polk County Series 2020 (NR/NR)(e)
230,000	2.625	05/01/2025	221,203
Sarasota National Community Development District Special Assessment Refunding Bonds Series 2020 (NR/NR)
395,000	3.000	05/01/2023	394,557
380,000	3.000	05/01/2024	374,252
240,000	3.000	05/01/2025	233,000
South Village Community Development District Capital Improvement Revenue & Refunding Bonds Series 2016A-1 (A/NR)
95,000	2.375	05/01/2023	94,930
95,000	2.500	05/01/2024	94,172
100,000	2.750	05/01/2025	98,720
95,000	3.000	05/01/2026	93,919
South Village Community Development District Capital Improvement Revenue Refunding Bonds Series 2016A-2 (NR/NR)
190,000	4.350	05/01/2026	189,718
Spencer Creek Community Development District Special Assessment RB for Hillsborough County Series 2019 (NR/NR)
145,000	3.750	05/01/2024	143,950
State of Florida Department of Transportation Right of Way Acquisition & Bridge Construction Refunding Bonds Series 2021B (Aaa/AAA)
10,665,000	5.000	07/01/2025	11,269,500
Storey Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
280,000	3.125	12/15/2025	269,658
Summerville Community Development District Special Assessment Refunding Series 2020 (NR/NR)
118,000	3.000	05/01/2024	116,215
121,000	3.000	05/01/2025	117,471
725,000	3.500	05/01/2031	655,317
Tampa Bay Water Utility System Refunding RB Series 2015A (AA+/Aa1)
12,050,000	4.000	10/01/2028	12,472,487
4,225,000	4.000	10/01/2029	4,372,423
Tapestry Community Development District Special Assessment RB for City of Kissimmee Series 2016 (NR/NR)
360,000	4.250	05/01/2026	358,441
Tolomato Community Development District Special Assessment Refunding Bonds Series 2018A-1 (AGM) (AA/NR)
1,030,000	2.500	05/01/2023	1,029,446
Tolomato Community Development District Special Assessment Refunding Bonds Series 2022A (NR\AA)
765,000	3.000	05/01/2025	767,407
1,605,000	3.000	05/01/2027	1,616,280

Municipal Bonds – (continued)
Florida – (continued)
Touchstone Community Development District Senior Special Assessment Bonds Series 2022A-1 (NR/BBB+)
105,000	4.500	05/01/2026	108,398
115,000	4.500	05/01/2028	120,614
120,000	4.500	05/01/2029	126,741
Trails at Monterey Community Development District Special Assessment Refunding Bonds Series 2012 (A-/NR)
125,000	4.000	05/01/2023	125,093
135,000	4.125	05/01/2024	135,143
140,000	4.150	05/01/2025	140,134
145,000	4.250	05/01/2026	145,160
Ventana Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)(e)
140,000	4.000	05/01/2024	139,524
Verandah East Community Development District Special Assessment Revenue Refunding Improvement Bonds for Lee County Series 2016 (NR/NR)
1,995,000	3.750	05/01/2026	1,952,907
Verano Community Development District Senior Special Assessment Refunding Bonds Series 2017A-1 (BBB/NR)(e)
335,000	3.100	05/01/2023	334,977
Viera East Community Development District Special Revenue Assessment Bonds Series 2020 (AGM) (AA/NR)
475,000	2.000	05/01/2023	474,240
490,000	2.000	05/01/2024	482,606
500,000	2.000	05/01/2025	477,325
795,000	2.000	05/01/2026	747,206
Villa Portofino West Community District Special Assessment Refunding Series 2020 (NR/NR)
165,000	3.000	05/01/2023	164,815
171,000	3.000	05/01/2024	168,414
177,000	3.000	05/01/2025	171,837
973,000	3.500	05/01/2030	891,382
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR)
350,000	4.000	05/01/2023	350,240
365,000	4.000	05/01/2024	368,013
295,000	4.000	05/01/2025	301,690
Village Community Development District Special Assessment Revenue Refunding Bonds Series 2020 (AGM) (AA/NR)
1,230,000	5.000	05/01/2023	1,231,754
1,290,000	5.000	05/01/2024	1,316,974
1,355,000	5.000	05/01/2025	1,413,158
1,430,000	5.000	05/01/2026	1,523,687
Vizcaya Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
215,000	2.500	11/01/2023	214,025
Watergrass Community Development District Special Assessment Revenue Refunding Bonds Series 2021 (NR/NR) (NR/NR)
470,000	2.000	05/01/2026	435,561
Waterset Central Community Development District Special Assessment Bonds for Hillsborough County Series 2018 (NR/NR)(e)
185,000	4.000	11/01/2024	183,958
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(e)
2,000,000	3.750	06/15/2030	1,871,055

The accompanying notes are an integral part of these financial statements.	193

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Winding Cypress Community Development District Special Assessment Bonds for Collier County Series 2015 (NR/NR)
$250,000	4.375%	11/01/2025	$249,803

			186,830,891

Georgia – 3.4%
Bartow County Development Authority Pollution Control RB for Georgia Power Company Plant Bown Project Series 2009 (NR/BBB+)(a)(c)
3,130,000	3.950	03/08/2028	3,175,509
Burke County Development Authority Pollution Control RB (BBB+/A-)(a)(c)
2,115,000	2.250	05/25/2023	2,111,280
Burke County Development Authority Pollution Control RB Fifth Series 1994 (BBB+/A-)(a)(c)
4,910,000	2.150	06/13/2024	4,821,481
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Series 1996 (NR/BBB+)(a)(c)
1,335,000	3.875	03/06/2026	1,353,341
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Series 2013 A (Baa1/BBB+)(a)(c)
2,000,000	1.500	02/03/2025	1,905,325
Burke County Development Authority Pollution Control RB Second Series 2008 (BBB+/A-)(a)(c)
4,700,000	2.925	03/12/2024	4,665,361
City of Atlanta GO Public Improvement Bonds Series 2022A-1 (Aa1/NR)
835,000	5.000	12/01/2024	869,216
545,000	5.000	12/01/2025	582,582
1,000,000	5.000	12/01/2026	1,095,072
525,000	5.000	12/01/2027	588,512
City of Atlanta GO Public Improvement Bonds Series 2022A-2 (Aa1/NR)
2,245,000	5.000	12/01/2024	2,336,993
1,105,000	5.000	12/01/2025	1,181,199
1,100,000	5.000	12/01/2026	1,204,579
2,375,000	5.000	12/01/2027	2,662,314
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (A3/BBB)
500,000	5.000	12/01/2023	506,779
City of Atlanta Water & Wastewater Revenue Refunding Bonds Series 2015 (Aa2/AA-)(b)
1,000,000	5.000	05/01/2025	1,052,234
Development Authority of Bartow County Pollution Control RB for Georgia Power Company Plant Bowen Project First Series 2013 (NR/BBB+)(a)(c)
6,000,000	2.875	08/19/2025	5,879,629
Development Authority of Burke County Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2012 (NR/BBB+)(a)(c)
4,850,000	2.875	08/19/2025	4,752,700
Main Street Natural Gas Gas Supply RB Series 2019B (NR/NR)(a)(c)
19,350,000	4.000	12/02/2024	19,454,208
Main Street Natural Gas Gas Supply RB Series 2021A (NR/NR)(a)(c)
6,495,000	4.000	09/01/2027	6,492,781

Municipal Bonds – (continued)
Georgia – (continued)
Main Street Natural Gas Gas Supply RB Sub-Series 2018A (NR/NR)(a)(c)
43,000,000	4.000	09/01/2023	43,050,959
Main Street Natural Gas Inc. Gas Supply RB Series 2019A (NR/NR)
2,500,000	5.000	05/15/2025	2,534,540
3,000,000	5.000	05/15/2026	3,067,442
500,000	5.000	05/15/2027	514,588
Main Street Natural Gas Inc. Gas Supply RB Series 2019C (NR/NR)(a)(c)
5,230,000	4.000	09/01/2026	5,200,658
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (NR/NR)
1,000,000	4.000	12/01/2025	998,475
Main Street Natural Gas Inc. Gas Supply RB Series 2022B (NR/NR)
1,740,000	5.000	06/01/2027	1,801,370
Main Street Natural Gas Inc. Gas Supply RB Series 2022C (NR/BBB-)(e)
2,800,000	4.000	11/01/2024	2,772,182
1,705,000	4.000	11/01/2025	1,674,183
3,665,000	4.000	11/01/2026	3,560,287
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (NR/NR)(a)(c)
12,500,000	5.000	03/01/2030	13,230,458
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A3/NR)
1,500,000	5.000	05/15/2023	1,501,344
Main Street Natural Gas, Inc. Gas Supply RB Series 2022A (A3\NR)
500,000	4.000	12/01/2025	499,237
Main Street Natural Gas, Inc. Gas Supply RB Series 2022C (NR\BBB-)(e)
3,810,000	4.000	11/01/2027	3,648,143
Medical Center Hospital Authority Revenue Anticipation Certificates for Piedmont Healthcare Project Series 2019A (A1/AA-)(a)(c)
14,775,000	5.000	07/01/2026	15,540,159
Monroe County Development Authority Pollution Control RB First Series 2009 (BBB+/A-2/A-)(a)(c)
2,275,000	1.000	08/21/2026	2,033,236
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2006 (NR/BBB+)(a)(c)
1,560,000	3.875	03/06/2026	1,581,433
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2012 (NR/BBB+)(a)(c)
2,825,000	3.875	03/06/2026	2,863,812
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2013 (NR/BBB+)(a)(c)
1,560,000	3.875	03/06/2026	1,581,433
Savanah Economic Development Authority Recovery Zone Facility Revenue Refunding Bonds Series 2019A (NON-AMT) (BBB/NR)(a)(c)
425,000	2.000	10/01/2024	408,830

194	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (Baa2/BBB)
$6,090,000	1.900%		08/01/2024	$5,868,343
State of Georgia GO Bonds Series 2021A (Aaa/AAA)
20,000,000	5.000		07/01/2024	20,605,878
17,500,000	5.000		07/01/2025	18,495,846

				219,723,931

Guam – 0.1%
A.B. Won Pat International Airport Authority Taxable Refunding RB General Series 2019 B (ETM) (Baa2/BB)
2,000,000	3.319		10/01/2025	1,931,456
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2019 B (Baa2/NR)
1,100,000	3.133		10/01/2024	1,059,538
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
1,120,000	2.499		10/01/2025	1,038,730
1,650,000	2.899		10/01/2027	1,471,925
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
500,000	5.000		07/01/2023	501,572
400,000	5.000		07/01/2024	406,409
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (Baa2/A)
500,000	5.000		07/01/2023	501,584

				6,911,214

Hawaii – 0.3%
City of Honolulu GO Bonds Series A (Aa1/NR)
10,575,000	4.000		10/01/2034	10,851,416
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (NR/NR)
10,735,000	3.100		05/01/2026	10,511,870

				21,363,286

Idaho – 0.0%
Ada & Canyon Counties Joint School District GO Bonds Series 2015 (Aa2/NR)(b)
2,150,000	5.000		08/15/2025	2,272,413

Illinois – 8.6%
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Ba2/AA)
325,000	5.000		10/01/2025	340,603
250,000	5.000		10/01/2026	265,916
325,000	5.000		10/01/2027	350,532
Carol Stream Park District GO Refunding Park Bonds Series 2016 (BAM) (NR/AA)(b)
6,155,000	5.000		01/01/2037	6,513,475
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (NR/AA)(f)
385,000	0.000		01/01/2024	375,875
480,000	0.000		01/01/2025	453,694

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB)(f)
540,000	0.000		12/01/2026	474,672
4,865,000	0.000		12/01/2027	4,114,487
460,000	0.000		12/01/2029	357,327
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB)(f)
9,285,000	0.000		12/01/2024	8,754,256
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB)(f)
550,000	0.000		12/01/2025	501,023
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
5,000,000	5.000		12/01/2023	5,063,525
7,675,000	5.000		12/01/2024	7,850,957
3,515,000	5.000		12/01/2026	3,717,209
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2014 B (A3/A-)
5,055,000	5.000		01/01/2027	5,136,519
Chicago O’Hare International Airport Customer Facility Charge RB Series 2013 (Baa1/BBB)
1,025,000	5.750		01/01/2038	1,038,428
Chicago O’Hare International Airport Passenger Facility Charge RB Refunding Series 2012 A (A2/A)
1,195,000	5.000		01/01/2026	1,197,184
Chicago O’Hare International Airport Passenger Facility Charge RB Refunding Series 2012 B (AMT) (A2/A)
5,000,000	5.000		01/01/2026	5,032,331
2,980,000	4.000		01/01/2027	2,981,272
5,790,000	5.000		01/01/2030	5,795,017
Chicago O’Hare International Airport RB Refunding Series 2015 A (AMT) (NR/A)
11,000,000	5.000		01/01/2031	11,252,882
City of Chicago Board of Education Capital Appreciation Bonds for School Reform Series 1998B-1 (Ba2/BB)(f)
685,000	0.000		12/01/2028	556,135
City of Chicago Board of Education GO Bonds Series 1999 A (Ba2/BB)
5,000,000	5.500		12/01/2026	5,279,460
1,755,000	0.000	(f)	12/01/2030	1,301,487
City of Chicago Board of Education UT GO Refunding Bonds Series 2018A (NR/AA)
2,500,000	5.000		12/01/2029	2,701,591
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (NR/AA)
5,000,000	5.000		12/01/2027	5,355,245
6,535,000	5.000		12/01/2029	7,061,960
1,000,000	5.000		12/01/2030	1,077,303
City of Chicago Capital Improvement GO Bonds Series 1999 (Baa3/BBB+)(f)
5,000,000	0.000		01/01/2024	4,867,991
City of Chicago GO Bonds Project & Refunding Series 2014A (Baa3/BBB+)
10,000,000	5.000		01/01/2036	10,022,234

The accompanying notes are an integral part of these financial statements.	195

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
City of Chicago GO Bonds Refunding Series 2020A (NR/BBB+)
$3,430,000	5.000%	01/01/2027	$3,587,946
5,245,000	5.000	01/01/2028	5,530,218
City of Chicago GO Bonds Series 2019A (NR/BBB+)
3,760,000	5.000	01/01/2028	3,964,465
City of Chicago GO Bonds Series 2023A (Baa3/BBB+)
1,000,000	5.000	01/01/2029	1,062,383
City of Chicago GO Refunding Bonds Series B (Ba1\BBB+)
15,000,000	5.765	01/01/2028	15,165,159
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2014A (A3/A-)
15,030,000	5.000	01/01/2029	15,165,676
1,000,000	5.000	01/01/2031	1,008,104
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2014B (A3/A-)
5,000,000	5.000	01/01/2035	5,058,386
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (AMT) (NR/A+)
7,000,000	5.000	01/01/2029	7,169,996
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (NR/A+)
4,760,000	5.000	01/01/2024	4,821,006
5,000,000	5.000	01/01/2027	5,131,177
12,045,000	5.000	01/01/2032	12,317,942
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022C (AMT) (NR/A+)
2,000,000	5.000	01/01/2024	2,025,633
3,500,000	5.000	01/01/2026	3,649,345
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (NR/A)
1,900,000	5.000	11/01/2026	2,000,842
City of Chicago Special Assessment Improvement Bonds Refunding Series 2022 (NR\NR)(e)
282,000	1.990	12/01/2023	277,538
319,000	2.270	12/01/2024	308,749
336,000	2.530	12/01/2025	322,140
305,000	2.690	12/01/2026	288,641
255,000	2.870	12/01/2027	238,729
City of Joliet Waterworks and Sewerage Senior Lien RB Anticipation Notes Series 2022 (NR/NR)
16,750,000	5.000	01/01/2024	16,931,423
8,245,000	5.000	01/01/2025	8,486,641
Cook County Sales Tax RB Refunding Series 2022A (NR/AA-)
650,000	5.000	11/15/2024	673,067
590,000	5.000	11/15/2026	636,033
Cook County Sales Tax RB Refunding Series 2022B (NR/AA-)
550,000	5.000	11/15/2024	569,518
360,000	5.000	11/15/2026	388,088
Cook County Township High School GO School Bonds Series 2022 (Aa1/NR)
4,290,000	4.000	12/01/2026	4,520,304
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (NR/BBB)
450,000	5.000	12/01/2023	453,807

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for OSF Healthcare System Series 2020B-1 (A3/A)(a)(c)
4,560,000	5.000	11/15/2024	4,641,098
Illinois Finance Authority RB for Presbyterian Homes Obligated Group Series 2021 B (NR/NR)(d)
2,250,000	(SIFMA Municipal Swap Index Yield + 0.70%) 4.670	05/01/2026	2,189,633
Illinois Finance Authority RB for University of Chicago Medicine Series 2022B-1 (NR/AA-)(a)(c)
4,000,000	5.000	08/15/2025	4,172,844
Illinois Finance Authority RB for University of Chicago Medicine Series 2022B-2 (NR/AA-)(a)(c)
4,000,000	5.000	08/15/2027	4,347,897
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
500,000	5.000	10/01/2026	529,451
Illinois Finance Authority RB Refunding for American Water Capital Corp. Project Series 2020 (Baa1/A)(a)(c)
1,890,000	0.700	09/01/2023	1,869,731
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Baa3/NR)
1,000,000	5.000	09/01/2024	999,013
600,000	5.000	09/01/2025	599,166
Illinois Finance Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2015 A (NR/NR)
540,000	5.000	05/15/2026	523,496
Illinois Municipal Electric Agency Power Supply System Revenue Refunding Bonds Series 2015A (A1/A)
2,535,000	5.000	02/01/2028	2,665,264
Illinois Sports Facilities Authority RB Bonds Series 2001 (AMBAC) (WR/BB+)(f)
10,665,000	0.000	06/15/2023	10,584,213
3,235,000	0.000	06/15/2025	2,972,218
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (NR/AA)
10,150,000	5.250	06/15/2032	10,352,599
Illinois State GO Bonds Series 2013 (Baa2/BBB)
4,100,000	5.500	07/01/2024	4,120,365
2,210,000	5.500	07/01/2026	2,221,127
6,590,000	5.500	07/01/2027	6,622,373
Illinois State GO Bonds Series 2017 D (Baa2/BBB)
33,615,000	5.000	11/01/2023	33,987,646
12,705,000	5.000	11/01/2024	13,088,555
16,195,000	5.000	11/01/2025	17,000,552
50,760,000	5.000	11/01/2026	54,267,917
Illinois State GO Bonds Series 2019 A (Baa2/BBB)
6,000,000	5.000	11/01/2024	6,181,136
Illinois State GO Bonds Series 2020 (Baa2/BBB)
2,000,000	5.375	05/01/2023	2,003,442
2,100,000	5.500	05/01/2024	2,154,309
Illinois State RB Refunding Series 2016 C (NR/BBB+)
460,000	4.000	06/15/2024	463,796
Illinois State Sales Tax RB for Build Junior Obligation Series 2013 (NR/BBB+)
115,000	5.000	06/15/2024	115,308

196	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – (continued)
Illinois – (continued)
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley GO Refunding Bonds Series 2020 (NR/AA)
$400,000		1.045%		02/15/2025		$372,476
Northern Illinois University Board of Trustees Auxiliary Facilities System RB Series 2021 (Ba1/AA)
325,000		5.000		10/01/2029		357,930
Sales Tax Securitization Corp Bonds Series 2018C (AA-/AA-)
4,180,000		5.000		01/01/2025		4,339,967
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/AA-)
2,240,000		5.000		01/01/2025		2,325,724
5,870,000		5.000		01/01/2026		6,204,149
850,000		5.000		01/01/2027		915,888
3,225,000		5.000		01/01/2028		3,541,179
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/AA-)
1,275,000		5.000		01/01/2026		1,347,579
4,000,000		5.000		01/01/2027		4,310,059
State of Illinois Build Illinois Junior Obligation Bonds Series 2021A (NR/A-)
7,000,000		4.000		06/15/2025		7,103,266
State of Illinois GO Bonds Refunding Series 2022B (Baa1/BBB+)
4,265,000		5.000		03/01/2024		4,338,832
State of Illinois GO Bonds Series 2014 (A3/A-)
3,500,000		5.250		02/01/2029		3,548,674
1,295,000		5.000		05/01/2031		1,313,572
State of Illinois GO Bonds Series 2016 (Baa1/BBB+)
1,725,000		5.000		01/01/2026		1,816,530
5,700,000		5.000		11/01/2028		6,072,403
State of Illinois GO Bonds Series 2016 (Baa2/BBB)
15,000,000		5.000		06/01/2023		15,045,671
State of Illinois GO Bonds Series 2017 A (Baa2/BBB)
10,490,000		5.000		12/01/2023		10,622,836
State of Illinois GO Bonds Series 2017A (Baa1/BBB+)
3,455,000		5.000		12/01/2027		3,758,488
State of Illinois GO Bonds Series 2017C (Baa1/BBB+)
6,435,000		5.000		11/01/2029		6,965,263
State of Illinois GO Bonds Series 2017D (Baa1/BBB+)
5,525,000		5.000		11/01/2027		5,998,058
State of Illinois GO Bonds Series 2020 (Baa1/BBB+)
1,000,000		5.500		05/01/2030		1,125,676
State of Illinois GO Bonds Series 2021A (Baa1/BBB+)
2,500,000		5.000		03/01/2024		2,543,586
2,750,000		5.000		03/01/2026		2,905,200
State of Illinois GO Bonds Series 2021B (Baa1/BBB+)
4,460,000		5.000		03/01/2024		4,537,757
State of Illinois GO Refunding Bonds Series 2016 (Baa1/BBB+)
4,215,000		5.000		02/01/2026		4,445,736
3,800,000		5.000		02/01/2028		4,076,561
2,075,000		5.000		02/01/2029		2,222,395
State of Illinois GO Refunding Bonds Series 2018A (Baa1/BBB+)
6,490,000		5.000		10/01/2028		7,141,963
State of Illinois GO Refunding Bonds Series 2018B (Baa1/BBB+)
6,000,000		5.000		10/01/2028		6,602,740

Municipal Bonds – (continued)
Illinois – (continued)
State of Illinois GO Refunding Bonds Series 2021C (Baa1/BBB+)
6,550,000	4.000		03/01/2024		6,605,984
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (Baa2/BBB)
2,000,000	5.000		10/01/2025		2,096,192

					554,819,029

Indiana – 1.2%
City of Rockport Pollution Control Revenue Refunding Bonds for AEP Generating Company Project Series 1995 (NON-AMT) (NR/A-)
4,150,000	3.125		07/01/2025		4,097,519
City of Rockport Pollution Control Revenue Refunding Bonds Series 1995 (NON-AMT) (NR/A-)
3,335,000	3.125		07/01/2025		3,292,826
City of Rockport Pollution Control Revenue Refunding Bonds Series 2009 B (NON-AMT) (A-/NR)
10,000,000	3.050		06/01/2025		9,937,776
City of Rockport Pollution Control Revenue Refunding Bonds Series D (A-/A)
11,000,000	0.750		04/01/2025		10,282,042
City of Whiting Environmental Facilities Refunding RB for BP Products North America Inc. Project Series 2019A (NR/NR)(a)(c)
7,050,000	5.000		06/05/2026		7,206,935
Indiana Finance Authority Environmental Improvement RB for Fulcrum Centerpoint Project Series 2022 (NR/NR)(a)(c)
25,000,000	4.500		11/15/2023		25,003,557
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 A (A2/A-)(a)(c)
3,000,000	0.750		04/01/2026		2,675,203
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 B (AMT) (A2/A-)(a)(c)
4,525,000	0.950		04/01/2026		4,072,441
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2021 (A2/A-)
3,000,000	0.650		08/01/2025		2,787,527
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (Aa3/AA-)(d)
6,905,000	(SIFMA Municipal Swap Index Yield + 0.55%) 4.520		11/01/2023		6,906,213
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (ST INTERCEPT) (NR/AA+)
375,000	3.000		07/15/2023		375,389

					76,637,428

Iowa – 0.0%
Iowa Finance Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 A (NR/NR)
2,105,000	4.000		05/15/2026		1,981,794

Kansas – 0.3%
City of Manhattan GO Temporary Notes Series 2022-01 (Aa3\NR)
17,740,000	1.750		06/15/2025		17,163,528

The accompanying notes are an integral part of these financial statements.	197

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kansas – (continued)
Johnson Unified School District GO Improvement Bonds Series 2016-B (A1/NR)(b)
$1,000,000	5.000%	09/01/2026	$1,083,311

			18,246,839

Kentucky – 1.3%
County of Boone Pollution Control Revenue Refunding Bonds Series 2008A (NON-AMT) (NR/NR)
5,000,000	3.700	08/01/2027	5,000,731
County of Owen Water Facilities Refunding RB Series 2020 (NON-AMT) (A/NR)(a)(c)
1,665,000	0.700	09/01/2023	1,647,144
Kentucky Economic Development Finance Authority Healthcare Facilities Refunding RB Series 2022 (NR/NR)
3,570,000	4.500	10/01/2027	3,545,649
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (Baa2/NR)
1,000,000	5.000	06/01/2023	1,002,798
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (Baa1/A-)
685,000	5.000	08/01/2025	712,962
Kentucky Public Energy Authority Gas Supply RB 2018 Series B (NR/NR)(a)(c)
27,525,000	4.000	01/01/2025	27,509,930
Kentucky Public Energy Authority Gas Supply RB 2018 Series C-1 (NR/A)(a)(c)
2,775,000	4.000	06/01/2025	2,762,412
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2001 A (A1/A)
3,800,000	0.900	09/01/2026	3,518,862
Louisville Jefferson County Metro Government Health System RB for Norton Healthcare Series 2020C (NR/A)(a)(c)
5,000,000	5.000	10/01/2026	5,286,034
Public Energy Authority of Kentucky Gas Supply RB Series 2019 A-1 (NR/NR)(a)(c)
26,230,000	4.000	06/01/2025	26,111,018
Public Energy Authority of Kentucky Gas Supply RB Series 2019C (NR/NR)(a)(c)
9,350,000	4.000	02/01/2028	9,229,560

			86,327,100

Louisiana – 2.9%
City of New Orleans GO Refunding Bonds Series 2022 (A2/A+)
5,495,000	5.000	12/01/2024	5,694,701
3,000,000	5.000	12/01/2025	3,184,524
4,255,000	5.000	12/01/2026	4,605,026
1,715,000	5.000	12/01/2027	1,893,683
City of New Orleans Sewerage Service RB Series 2015 (NR/A)(b)
4,000,000	5.000	06/01/2025	4,214,766
Lake Charles Harbor & Terminal District RB Series 2021 (AMT) (NR/NR)(a)(c)
11,800,000	1.000	12/01/2024	11,164,752

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Local Government Community Development Authority Subordinate Lien Revenue Refunding Bonds Series 2020B (A+/A+)(a)(c)
35,000,000	0.875	02/01/2025	33,356,890
Louisiana Local Government Environmental Facilities & Community Development Authority Insurance Assessment RB for Louisiana Insurance Guaranty Association Project Series 2022B (A1/NR)
2,250,000	5.000	08/15/2025	2,366,790
1,935,000	5.000	08/15/2026	2,078,481
3,300,000	5.000	08/15/2027	3,612,584
Louisiana Local Government Environmental Facilities & Community Development Authority RB for American Biocarbon Project Series 2021 (NR/NR)(a)(c)
12,000,000	3.850	08/01/2023	12,016,865
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Ragin’ Cajun Facilities Student Housing & Parking Project Series 2017 (NR/AA)
1,230,000	5.000	10/01/2026	1,310,407
Louisiana Local Government Environmental Facilities & Community Development Authority System Restoration Bonds for Louisiana Utilities Restoration Corp. Project Series 2023 (NR/NR)
16,000,000	5.081	06/01/2031	16,131,882
Louisiana Stadium & Exposition District RB Series 2020 (NR/NR)
15,000,000	5.000	07/03/2023	15,020,236
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (A2/A)
7,460,000	5.000	01/01/2040	7,508,053
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-)(a)(c)
18,150,000	4.050	07/01/2026	18,150,000
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 B-1 (Baa3/BBB-)(a)(c)
12,500,000	2.125	07/01/2024	12,205,220
Parish of St. John the Baptist Revenue Refunding Bonds for Marathon Oil Project Series 2017 (NON-AMT) (NR/BBB-)(a)(c)
950,000	2.200	07/01/2026	891,848
Parish of St. John The Baptist Revenue Refunding Bonds Series 2017 (NON-AMT) Sub-Series 2017A-2 (BBB-/BBB-)(a)(c)
23,150,000	2.100	07/01/2024	22,597,136
State of Louisiana Gasoline & Fuels Tax RB Refunding Second Lien Series 2017 A (Aa3/NR)(a)(c)
3,075,000	0.600	05/01/2023	3,075,000
State of Louisiana Gasoline & Fuels Tax RB Refunding Second Lien Series 2017 D-1 (Aa3/NR)(a)(c)
4,615,000	0.600	05/01/2023	4,615,000
State of Louisiana Gasoline and Fuels Tax Second Lien Revenue Refunding Bonds 2022 Series A (Aa3\AA-)(d)
(SOFR + 0.50%)
4,415,000	3.888	05/01/2026	4,331,176

			190,025,020

198	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – 0.9%
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
$470,000	2.625%	07/01/2024	$460,579
Maryland Department of Transportation Consolidated Transportation Bonds Refunding Series 2022B (Aa1/AAA)
2,750,000	5.000	12/01/2025	2,935,963
3,000,000	5.000	12/01/2026	3,284,111
Maryland Economic Development Corp. Private Activity RB for Purple Line Light Rail Project Series 2022A (NR/NR)
2,550,000	5.000	11/12/2028	2,636,208
Maryland Health & Higher Educational Facilities Authority RB for St. John’s College Series 2020 (NR/BBB)
305,000	4.000	10/01/2026	311,749
Maryland Health & Higher Educational Facilities Authority RB Refunding for Adventist Healthcare Obligated Group Series 2020 (Baa3/NR)
815,000	4.000	01/01/2024	817,326
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB)
340,000	4.000	10/01/2023	341,348
350,000	4.000	10/01/2024	353,648
Montgomery County GO Bonds for Consolidated Public Improvement Project Series 2021 A (Aaa/AAA)
10,000,000	5.000	08/01/2028	11,393,780
State of Maryland GO Bonds for State & Local Facilities Loan Series 2020A (Aaa/AAA)
10,290,000	5.000	03/15/2027	11,364,093
State of Maryland GO Bonds for State & Local Facilities Loan Series 2021A (Aaa/AAA)
17,825,000	5.000	08/01/2027	19,861,004
State of Maryland GO Bonds for State & Local Facilities Loan Series 2021C (Aaa/AAA)
5,000,000	4.000	03/01/2028	5,408,002

			59,167,811

Massachusetts – 2.1%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2015 Series C (Aa1/AA)
8,085,000	5.000	07/01/2040	8,378,068
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2019 Series E (Aa1/AA)
7,500,000	5.000	05/01/2031	7,682,491
Massachusetts Bay Transportation Authority Sales Tax RB Series 2005 A (Aa2/AA)
25,035,000	5.000	07/01/2026	27,138,318
Massachusetts Clean Water Trust RB Refunding Series 2006 (Aaa/AAA)(d)
2,050,000	(MUNI-CPI + 0.99%) 8.100	08/01/2023	2,077,467
Massachusetts Development Finance Agency RB for Boston Medical Center Series G (Baa2/BBB)
500,000	5.000	07/01/2024	511,869
665,000	5.000	07/01/2025	694,383
1,000,000	5.000	07/01/2026	1,058,290
1,180,000	5.000	07/01/2027	1,278,838
1,500,000	5.000	07/01/2028	1,650,461

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Harvard University Series 2016A (Aaa/AAA)
5,000,000	5.000	07/15/2033	5,438,460
10,000,000	4.000	07/15/2036	10,265,262
Massachusetts Development Finance Agency RB for President & Trustees of Williams College Series 2011 (Aa1/AA+)(a)(c)
3,500,000	0.450	07/01/2025	3,260,534
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB+)
725,000	5.000	07/01/2023	728,181
Massachusetts Health and Educational Facilities Authority Variable Rate Demand RB for Umass Series A (Aa2/AA-/NR)(a)(c)
7,000,000	2.450	04/01/2026	6,940,872
Massachusetts Housing Finance Agency RB Refunding Series 2020 216 (GNMA/FNMA/FHLMC) (Aa1/AA+)(a)(c)
5,250,000	1.850	06/01/2025	5,055,478
Massachusetts School Building Authority Senior Dedicated Sales Tax Bonds 2016 Series B (Aa2/AA+)
5,165,000	5.000	11/15/2031	5,612,288
11,750,000	5.000	11/15/2032	12,754,638
3,500,000	5.000	11/15/2039	3,716,227
Massachusetts State Development Finance Agency RB Mass General Brigham, Inc. Series 2019 T 1 (Aa3\AA-)(d)(e)
6,250,000	(SIFMA Municipal Swap Index Yield + 0.60%) 4.570	01/29/2026	6,171,974
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL) (Aa1/AA)(d)
13,055,000	(3M USD LIBOR + 0.57%) 3.795	05/01/2037	12,813,095
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR FGIC) (Aa1/AA+)(d)
11,560,000	(3M USD LIBOR + 0.57%) 3.795	05/01/2037	11,345,816

			134,573,010

Michigan – 1.5%
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
900,000	5.000	07/01/2023	904,498
17,750,000	5.000	07/01/2048	17,762,663
Detroit Downtown Development Authority Subordinate General RB Refunding for Development Area No. 1 Projects Series 2018 B (AGM) (NR/AA)
1,500,000	5.000	07/01/2023	1,507,496
500,000	5.000	07/01/2024	512,979
550,000	5.000	07/01/2025	564,753
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (A1/AA)(d)
28,240,000	(3M USD LIBOR + 0.60%) 4.068	07/01/2032	26,505,208
Great Lakes Water Authority Sewage Disposal System Revenue Refunding Second Lien Bonds Series 2016C (A2/A+)
3,000,000	5.000	07/01/2035	3,177,181
Lansing Board of Water & Light Utility System RB Series 2021B (AA-/NR)(a)(c)
5,000,000	2.000	07/01/2026	4,765,428

The accompanying notes are an integral part of these financial statements.	199

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR BBB-)
$185,000	4.000%	02/01/2027	$181,465
Michigan Finance Authority Hospital RB for Trinity Health Credit Group Series 2022B (Aa3/AA-)(a)(c)
6,250,000	5.000	12/01/2028	6,889,501
Michigan Finance Authority Hospital Revenue Refunding Bonds Series 2015B (NR/A1)
1,215,000	5.000	05/15/2034	1,254,558
Michigan Finance Authority Hospital Revenue Refunding Bonds Series 2022B (AA/Aa3)(d)
5,845,000	(SIFMA Municipal Swap Index Yield + 0.75%) 4.720	04/15/2027	5,716,981
Michigan Finance Authority Local Government Loan Program RB for Detroit Water & Sewage Department Water Supply System Project Series 2014D (A1/AA-)
2,800,000	5.000	07/01/2032	2,859,581
3,000,000	5.000	07/01/2034	3,059,056
Michigan Finance Authority Local Government Loan Program RB for Detroit Water & Sewage Department Water Supply System Project Series 2015C (A2/A+)
1,600,000	5.000	07/01/2034	1,659,405
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (A1/AA)
5,000,000	5.000	07/01/2023	5,025,477
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (Baa2/NR)
2,210,000	5.000	12/31/2023	2,227,787
2,685,000	5.000	06/30/2024	2,720,754
3,500,000	5.000	12/31/2024	3,568,007
Star International Academy Refunding Bonds Series 2020 (BBB/NR)
690,000	4.000	03/01/2024	689,494
720,000	4.000	03/01/2025	716,119
745,000	4.000	03/01/2026	739,347
775,000	4.000	03/01/2027	768,764
Wayne County Airport Authority Aiport RB for Detroit Metropolitan Wayne County Airport Revenue Refunding Bonds Series 2015F (A1/A)
2,495,000	5.000	12/01/2025	2,607,217
Wayne County Airport Authority Revenue Refunding Bonds Series 2017 E (A1/NR)(e)
3,000,000	4.000	12/01/2025	3,051,440

			99,435,159

Minnesota – 0.5%
City of Minneapolis GO Refunding Bonds Series 2020 (NR/AAA)
5,730,000	2.000	12/01/2029	5,360,064
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BBB-)
300,000	5.000	06/15/2023	301,072

Municipal Bonds – (continued)
Minnesota – (continued)
Duluth Independent School District Refunding Certificates of Participation Series 2019A (Baa3/NR)
640,000	3.250	03/01/2025	627,682
660,000	4.000	03/01/2026	652,668
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corp. Series 2017 (Baa1/NR)
575,000	5.000	05/01/2023	575,732
Minneapolis Metropolitan Airports Commission Subordinate Airport RB Series 2022B (AMT) (NR/A+)
1,565,000	5.000	01/01/2024	1,587,366
1,025,000	5.000	01/01/2025	1,058,561
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
100,000	3.000	12/01/2023	99,366
100,000	4.000	12/01/2024	100,058
Minnesota Special School District Refunding Certificates of Participation for Minnesota School District Credit Enhancement Program Series 2022C (Aa2/AAA)
4,260,000	5.000	02/01/2025	4,452,273
4,470,000	5.000	02/01/2026	4,797,821
9,385,000	5.000	02/01/2027	10,318,887
Regents of University of Minnesota GO Bonds Series 2013A (AA/Aa1)
3,185,000	4.000	02/01/2029	3,187,587
Western Minnesota Municipal Power Agency Power Supply Revenue Refunding Bonds 2022 Series A (NR/NR)
250,000	5.000	01/01/2024	254,202
375,000	5.000	01/01/2025	390,132
825,000	5.000	01/01/2026	878,933
640,000	5.000	01/01/2027	698,174

			35,340,578

Mississippi – 0.8%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (NON-AMT) (Baa2\BBB)(a)(c)
10,500,000	2.650	04/01/2027	9,724,801
Mississippi Business Finance Corp Solid Waste Disposal RB Series 2002 (A-/A-2/NR)(a)(c)
1,000,000	2.200	06/03/2024	977,929
Mississippi Hospital Equipment & Facilities Authority Revenue Refunding Bonds Series 2020A-1 (BBB+/NR)(a)(c)
7,750,000	5.000	09/01/2025	8,046,146
State of Mississippi GO Bonds Series 2015A (Aa2/AA)(b)
6,150,000	4.000	10/01/2025	6,390,207
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2018 (BBB/NR)(a)(c)
8,225,000	2.900	09/01/2023	8,209,123
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2020A (NON-AMT) (BBB/NR)(a)(c)
9,085,000	1.375	06/16/2025	8,463,994
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2020C (NON-AMT) (BBB/NR)(a)(c)
9,300,000	1.375	06/16/2025	8,664,298
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (Baa2/BBB)(a)(c)
1,175,000	1.600	06/16/2025	1,100,145

			51,576,643

200	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Missouri – 0.9%
Kansas City Municipal Assistance Corp. Revenue Leasehold Bonds Series 2004 B-1 (AA-/A2)(f)
$3,720,000	0.000%	04/15/2026	$3,418,952
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
570,000	5.000	09/01/2023	573,335
600,000	5.000	09/01/2024	608,801
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (A1/NR)
400,000	5.000	02/15/2024	406,656
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
105,000	5.000	10/01/2024	108,121
125,000	5.000	10/01/2025	131,339
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (A/NR)(a)(c)
4,000,000	3.500	07/01/2025	3,983,079
State of Missouri Health & Educational Facilities Authority Long Term Health Facilities RB for BJC Health System Series 2021B (Aa2/AA)(a)(c)
50,000,000	4.000	05/01/2026	51,736,910

			60,967,193

Montana – 0.1%
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A3/A-)
8,790,000	2.000	08/01/2023	8,755,978

Nebraska – 0.3%
Douglas County Hospital Authority No. 2 RB Refunding for Children’s Hospital Obligated Group Series 2020 A (A1/NR)
110,000	5.000	11/15/2023	111,486
Omaha Public Power District Electric System Subordinated RB 2014 Series AA (Aa3/AA-)
6,020,000	4.000	02/01/2034	6,062,236
Sarpy County School District GO Bonds for Gretna Public Schools Series 2022B (NR/AA-)
6,875,000	5.000	12/15/2027	7,310,569
Washington County Wastewater & Solid Waste Disposal Facilities Revenue Refunding Bonds Series 2012 (A/NR)(a)(c)
4,700,000	0.900	09/01/2025	4,447,114

			17,931,405

Nevada – 1.1%
City of Las Vegas Special Improvement District Local Improvement Refunding Bonds Series 2013 (NR/NR)
200,000	5.000	06/01/2023	200,354
200,000	4.250	06/01/2024	200,781
75,000	5.000	06/01/2024	75,940
Clark County Airport System Junior Subordinate Lien Revenue Notes Series 2021B (A1/NR)
7,000,000	5.000	07/01/2027	7,476,634
Clark County Harry Reid International Airport Passenger Facility Charge Refunding RB Series 2022B (NR/NR)
1,625,000	5.000	07/01/2024	1,671,606

Municipal Bonds – (continued)
Nevada – (continued)
Clark County Harry Reid International Airport Passenger Facility Charge Refunding RB Series 2022B (NR/NR) – (continued)
925,000	5.000	07/01/2025	974,731
675,000	5.000	07/01/2026	728,197
870,000	5.000	07/01/2027	960,062
Clark County Jet Aviation Fuel Tax Refunding RB Series 2022A (A1/NR)
750,000	5.000	07/01/2024	766,236
1,275,000	5.000	07/01/2025	1,319,263
1,000,000	5.000	07/01/2026	1,053,549
Clark County Pollution Control Refunding RB for Nevada Power Company Projects Series 2017 (NR/A+)(a)(c)
1,025,000	3.750	03/31/2026	1,034,538
Clark County School District GO Bonds Series 2020 A (AGM) (A1/AA)
325,000	3.000	06/15/2025	328,065
Clark County School District GO LT Building Bonds Series 2021B (A1/A+)
7,465,000	5.000	06/15/2025	7,846,047
County of Humboldt Nevada Pollution Control RB Refunding for Idaho Power Co. Series 2003 (A1/A-)
12,000,000	1.450	12/01/2024	11,634,864
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/A)
700,000	5.000	07/01/2025	734,194
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/A)
200,000	5.000	07/01/2024	205,068
Las Vegas Valley Water District GO LT Water Refunding Bonds Series 2021A (Aa1/AA)
13,020,000	5.000	06/01/2024	13,379,540
Las Vegas Valley Water District GO LT Water Refunding Bonds Series 2021C (Aa1/AA)
6,500,000	5.000	06/01/2024	6,679,494
13,660,000	5.000	06/01/2025	14,387,519

			71,656,682

New Hampshire – 0.3%
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-1 (A-/A-2/NR)(a)(c)
1,250,000	2.150	07/01/2024	1,219,865
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-2 (A-/A-2/NR)(a)(c)
5,000,000	2.150	07/01/2024	4,879,458
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-3 (A-/A-2/NR)(a)(c)
5,000,000	2.150	07/01/2024	4,879,459
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-4 (A-/A-2/NR)(a)(c)
3,000,000	2.150	07/01/2024	2,927,675
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
220,000	4.000	01/01/2024	219,115
285,000	4.000	01/01/2025	282,153
265,000	4.000	01/01/2026	260,598
250,000	4.000	01/01/2027	243,627

The accompanying notes are an integral part of these financial statements.	201

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Hampshire – (continued)
New Hampshire Housing Finance Authority Multi-Family Housing RB 2022 Series 1 (NON-AMT) (NR/Aaa)
$1,010,000	2.650%	08/01/2024	$1,006,782
5,575,000	2.800	02/01/2025	5,565,623

			21,484,355

New Jersey – 4.9%
County of Morris GO Bonds for General Improvement and County College Series 2021 (Aaa\AAA)
4,615,000	2.000	02/01/2027	4,498,264
New Jersey Economic Development Authority RB Series 2005 (AMBAC) (BBB/Baa1)
15,030,000	5.500	09/01/2024	15,546,751
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (NR/B)
275,000	4.000	07/01/2023	274,396
320,000	4.000	01/01/2024	317,862
325,000	4.000	07/01/2024	321,421
New Jersey Economic Development Authority RB for School Facilities Construction Series 2014 UU (Baa1/BBB)
10,070,000	5.000	06/15/2040	10,165,235
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 A (A1/A+)
1,375,000	1.000	06/01/2023	1,369,900
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 B (AMT) (A1/A+)(a)(c)
8,645,000	1.200	06/01/2023	8,613,636
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 C (AMT) (A1/A+)
2,550,000	1.150	06/01/2023	2,540,040
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 E (AMT) (A1/A+)
3,100,000	0.850	12/01/2025	2,832,296
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (Baa1/BBB)(d)
13,315,000	(SIFMA Municipal Swap Index Yield + 1.25%) 5.220	09/01/2025	13,298,895
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (Baa1/BBB)
2,345,000	5.000	06/15/2023	2,353,846
6,500,000	5.000	06/15/2024	6,650,860
New Jersey Economic Development Authority School Facilities Construction Bonds 2016 Series AAA (A3/BBB+)(b)
9,870,000	5.000	12/15/2026	10,762,913
New Jersey Economic Development Authority Special Facility Revenue Refunding Bonds for Port Newark Container Terminal Project Series 2017 (NR/NR)
2,130,000	5.000	10/01/2026	2,172,321
1,680,000	5.000	10/01/2027	1,722,048

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority State Lease RB for Offshore Wind Project 2023 Series A (Baa1/BBB+)
1,500,000	4.934	03/01/2025	1,496,898
1,000,000	4.927	03/01/2026	999,408
3,085,000	4.984	03/01/2027	3,089,484
New Jersey Economic Development Authority Tax Exempt Private Activity Bonds for Goethals Bridge Replacement Project Series 2013 (NR/BBB+)
2,000,000	5.375	01/01/2043	2,010,007
New Jersey Housing & Mortgage Finance Agency Multi-Family RB 2021 Series B (NON-AMT) (HUD SECT 8) (AA-/NR)
1,260,000	0.500	11/01/2023	1,242,311
1,595,000	0.650	05/01/2024	1,555,293
3,085,000	0.750	11/01/2024	2,980,383
2,310,000	0.900	11/01/2025	2,197,102
New Jersey Housing and Mortgage Finance Agency Multi-Family RB 2017 Series A (NON-AMT) (NR\AA-)
1,830,000	2.850	11/01/2025	1,837,089
New Jersey Housing and Mortgage Finance Agency Single Family Housing RB 2022 Series I (NON-AMT) (Aa2/AA)
2,705,000	2.800	10/01/2025	2,698,782
2,635,000	2.900	04/01/2026	2,633,797
New Jersey State Turnpike Authority RB Refunding Series 2017 D-1 (A2/A+)(d)
5,000,000	(1M USD LIBOR + 0.70%) 4.093	01/01/2024	5,004,392
New Jersey Transportation Trust Fund Authority Federal Highway Reimbursement Revenue Notes Series 2016A-1 (A3/A+)
1,200,000	5.000	06/15/2027	1,276,470
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (Baa1/BBB)(f)
28,575,000	0.000	12/15/2028	23,678,057
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (Baa1/BBB)(f)
11,130,000	0.000	12/15/2025	10,259,348
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (Baa1/BBB)(f)
46,955,000	0.000	12/15/2027	40,583,704
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (Baa1/BBB)
3,435,000	5.000	12/15/2023	3,481,182
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (Baa1/BBB)
6,180,000	5.000	12/15/2024	6,387,244
New Jersey Transportation Trust Fund Authority RB Refund for Transportation System Bonds Series 2018 A (Baa1/BBB)
2,000,000	5.000	12/15/2023	2,026,889
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (Baa1/BBB)
27,745,000	5.250	12/15/2023	28,165,450
New Jersey Transportation Trust Fund Authority RB Series 2004 A (NATL) (Baa1/BBB)
4,920,000	5.750	06/15/2023	4,945,727

202	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (Baa1/A+)
$11,250,000	5.000%	06/15/2023	$11,296,933
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2010 Series A (A3/BBB+)(f)
9,240,000	0.000	12/15/2029	7,357,655
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2018 Series A (A3/BBB+)
1,000,000	5.000	12/15/2028	1,105,253
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2019 Series A (A3/BBB+)
5,020,000	5.000	12/15/2026	5,393,417
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2021 Series A (A3/BBB+)
3,095,000	5.000	06/15/2026	3,293,275
New Jersey Turnpike Authority Turnpike RB Series 2014 A (A1/AA-)
8,650,000	5.000	01/01/2033	8,868,098
11,775,000	5.000	01/01/2034	12,063,946
New Jersey Turnpike Authority Turnpike RB Series 2017 E (A1/AA-)
3,030,000	5.000	01/01/2025	3,158,595
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
620,000	4.250	07/01/2033	634,396
Salem County Pollution Control Financing Authority Pollution Control RB for Philadelphia Electric Company Project 1993 Series A (NR/BBB)
1,645,000	4.450	03/01/2025	1,645,000
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017B (Baa1/NR)
1,390,000	5.000	01/01/2024	1,398,146
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (A3/BBB+)
21,100,000	5.000	06/01/2027	23,251,071
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BBB+)
25,000	3.200	06/01/2027	24,997
Tobacco Settlement Financing Corp. Tobacco Settlement Bonds Series 2018A (A/NR)
1,495,000	5.000	06/01/2027	1,596,864
Union County Utilities Authority Resource Recovery Facility Lease Revenue Refunding Bonds for Covanta Union Series 2011A (AMT) (CNTY GTD) (NR/AA+)
4,615,000	5.250	12/01/2031	4,622,504

			317,699,851

New Mexico – 1.4%
City of Farmington Pollution Control Revenue Refunding Bonds 2010 Series B (NON-AMT) (BBB/NR)(a)(c)
12,500,000	3.000	06/01/2024	12,406,587
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 A (Baa2/BBB)(a)(c)
3,330,000	0.875	10/01/2026	2,970,513

Municipal Bonds – (continued)
New Mexico – (continued)
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 C (Baa2/BBB)(a)(c)
10,000,000	1.150	06/01/2024	9,672,490
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 D (Baa2/BBB)(a)(c)
14,760,000	1.100	06/01/2023	14,692,079
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 E (Baa2/BBB)(a)(c)
11,500,000	1.150	06/01/2024	11,123,363
New Mexico Finance Authority State Transportation Refunding RB for State Transportation Commission Subordinate Lien Series 2018A (NR/NR)
25,000,000	5.000	06/15/2024	25,699,445
New Mexico Hospital Equipment Loan Council Hospital System RB for Presbyterian Healthcare Services Series 2019B (Aa3/AA)(a)(c)
7,680,000	5.000	08/01/2025	8,037,475
State of New Mexico Severance Tax Bonds Series 2021A (Aa2/AA-)
5,000,000	5.000	07/01/2025	5,272,179
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
100,000	4.000	09/01/2024	101,247
175,000	4.000	09/01/2025	179,037
150,000	5.000	09/01/2026	160,163

			90,314,578

New York – 14.7%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (NR/NR)
1,720,000	1.625	11/01/2025	1,599,421
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (Ba1/NR)
500,000	5.000	07/15/2023	501,354
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
100,000	4.000	06/15/2026	100,393
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
120,000	4.000	06/15/2023	119,991
120,000	4.000	06/15/2024	120,053
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
300,000	3.400	07/01/2027	298,154
Chautauqua County Capital Resource Corp. Exempt Facilities Revenue Refunding Bonds for NRG Energy Project Series 2020 (NR/NR)(a)(c)
5,185,000	4.250	04/03/2028	5,209,682
Chautauqua County Capital Resource Corporation Exempt Facilities Revenue Refunding Bonds Series 2020 (NON-AMT) (Baa3\BBB-)(a)(c)
2,500,000	1.300	04/03/2023	2,500,000
City of New York GO Bonds 2023 Series C (Aa2/AA)
3,000,000	5.000	08/01/2025	3,179,944
4,205,000	5.000	08/01/2026	4,567,572
City of New York GO Bonds 2023 Series D (Aa2/AA)
1,885,000	5.000	08/01/2025	1,998,065

The accompanying notes are an integral part of these financial statements.	203

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
City of New York GO Bonds Fiscal 2014 Series A (Aa2/AA)
$12,175,000	5.000%	08/01/2031	$12,261,103
City of New York GO Bonds Fiscal 2021 Series A (Aa2/AA)
10,260,000	5.000	08/01/2026	11,144,658
City of New York GO Bonds Series 2012 B (Aa2/AA)
6,675,000	5.000	08/01/2023	6,687,074
City of Yonkers GO Serial Bonds Series 2022F (A3/AA)
175,000	5.000	11/15/2025	185,880
250,000	5.000	11/15/2026	272,114
200,000	5.000	11/15/2027	222,763
Dormitory Authority of the State of New York School Districts RB Financing Program RB Series 2022C (Aa3/NR)
1,385,000	5.000	10/01/2025	1,468,611
Dutchess County Local Development Corp. RB for Health QuestSystems Obligated Group Series 2016 B (Baa2/A-)
24,725,000	5.000	07/01/2046	23,968,227
Empire State Development Corp. State Personal Income Tax RB Series 2022A (NR/NR)
21,000,000	5.000	09/15/2028	23,945,647
Genesee County Funding Corp. Tax Exempt RB for Rochester Regional Health Project Series 2022A (BBB+/NR)
125,000	5.000	12/01/2023	126,310
175,000	5.000	12/01/2024	179,524
200,000	5.000	12/01/2025	208,580
275,000	5.000	12/01/2026	290,723
Long Island Power Authority Electric System General RB Series 2019B (A/A)(a)(c)
13,675,000	1.650	09/01/2024	13,343,585
Long Island Power Authority Electric System RB Series 2014C (NR/A)(d)
9,345,000	(1M USD LIBOR + 0.75%) 4.143	05/01/2033	9,349,350
Long Island Power Authority RB Refunding Series 2015 C (A2/A)(d)
28,500,000	(1M USD LIBOR + 0.75%) 4.143	10/01/2023	28,513,272
Long Island Power Authority RB Refunding Series 2020 B (A2/A)(a)(c)
8,000,000	0.850	09/01/2025	7,542,725
Long Island Power Authority RB Refunding Series 2021 B (A2/A)(a)(c)
15,000,000	1.500	09/01/2026	14,146,773
Long Island Power Authority RB Series 2021 (A2/A)
10,000,000	1.000	09/01/2025	9,412,435
Metropolitan Transportation Authority Dedicated Tax Fund Refunding Green Bonds Subseries 2017B-2 (AA/NR)
1,345,000	5.000	11/15/2026	1,461,004
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/BBB+)
4,250,000	4.000	11/15/2026	4,365,383
Metropolitan Transportation Authority Transportation RB Series 2012E (A3\BBB+)
1,005,000	4.000	11/15/2038	977,880
Metropolitan Transportation Authority Transportation RB Series 2013E (A3/BBB+)
4,895,000	5.000	11/15/2038	4,903,534

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority Transportation RB Series 2014A-1 (A3/BBB+)
1,540,000	5.250	11/15/2039	1,547,213
Metropolitan Transportation Authority Transportation RB Series 2015A-1 (A3/BBB+)
490,000	5.000	11/15/2025	507,168
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2015C (A3/BBB+)
4,250,000	5.250	11/15/2028	4,435,532
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2015D-1 (BBB+/A3)
10,000,000	5.000	11/15/2033	10,313,989
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2017D (A3/BBB+)
1,075,000	5.000	11/15/2027	1,151,577
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/BBB+)
3,000,000	5.000	11/15/2028	3,245,339
Metropolitan Transportation Authority Transportation Revenue Variable Rate Bonds for Transportation Revenue Variable Rate Refunding Bonds Subseries 2002G-1H (A3/WR\BBB+)(d)
16,750,000	(SOFR + 0.60%) 3.843	11/01/2026	16,337,640
Metropolitan Transportation Authority Transportation Revenue Variable Rate Bonds Series 2015E-1 (A3/AA-)(a)
20,630,000	3.000	11/15/2050	20,630,000
Metropolitan Transportation Authority Transportation Revenue Variable Rate Refunding Bonds Series 2012G-1 (A3/AA-)(a)
11,225,000	3.000	11/01/2032	11,225,000
Metropolitan Transportational Authority Revenue Green Bonds Series 2019A (BBB+/A-)(a)(c)
56,070,000	5.000	11/15/2024	57,193,362
New York City GO Bonds Subseries 2006 C-4 (AGM) (Aa2/AA)(a)
300,000	4.090	01/01/2032	300,000
New York City Housing Development Corp Multi-Family RB 2018 Series L-1 & 2018 Series L-2 (AA+/NR)(a)(c)
7,010,000	2.750	12/29/2023	6,979,451
New York City Housing Development Corp. RB Green Bond Series 2020 A-3 (Aa2/AA+)(a)(c)
10,500,000	1.125	11/01/2024	10,102,417
New York City Housing Development Corp. RB Series 2020 D-2 (FHA 542 (C)) (Aa2/AA+)(a)(c)
2,000,000	0.700	11/01/2024	1,896,721
New York City Housing Development Corp. Series F-2-B (Aa2/AA+)(a)(c)
5,265,000	3.400	12/22/2026	5,291,863
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (FGIC) (Baa1/NR)(d)
2,505,000	(MUNI-CPI + 0.87%) 6.906	03/01/2025	2,589,037
2,610,000	(MUNI-CPI + 0.88%) 6.916	03/01/2026	2,754,657
2,725,000	(MUNI-CPI + 0.89%) 6.926	03/01/2027	2,927,547

204	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (NATL) (Baa1/NR)(d)
$2,405,000	(MUNI-CPI + 0.86%) 6.896%	03/01/2024	$2,463,143
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate (Aa1/AA+)(a)
8,800,000	3.100	06/15/2039	8,800,000
New York City Transitional Finance Authority Building Aid RB Fiscal 2015 Series S-1 (Aa2/AA)
10,000,000	5.000	07/15/2033	10,393,555
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 1999 Series A-1 (Aa1/AAA)
3,925,000	5.000	11/01/2024	4,072,482
3,000,000	5.000	11/01/2028	3,433,645
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2014 Series D (Aa1/AAA)
10,000,000	5.000	02/01/2030	10,190,180
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2015 Series A (Aa1/AAA)
13,560,000	5.000	08/01/2032	13,942,147
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2023 Series B (Aa1/AAA)
8,020,000	5.000	11/01/2028	9,179,278
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2007 C-3 (AGM) (Aa1/AAA)(a)
125,000	4.340	11/01/2027	125,000
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2015 Series E-3 (Aa1/AAA)(a)
16,045,000	3.000	02/01/2045	16,045,000
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2023 Series A-2 (Aa1/AAA)(a)
16,045,000	3.100	08/01/2052	16,045,000
New York Convention Center Development Corp. RB for New York City Hotel Unit Fee Revenue Series 2016 B (Baa2/NR)
540,000	5.000	11/15/2023	546,503
New York Convention Center Development Corp. RB Refunding for New York City Hotel Unit Fee Revenue Series 2015 (A2/NR)
25,000	5.000	11/15/2024	25,831
New York Convention Center Development Corp. Revenue Refunding Bonds Series 2015 (A2/NR)
6,000,000	5.000	11/15/2026	6,312,041
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)(e)
1,805,000	5.150	11/15/2034	1,803,333
New York Port Authority Consolidated Bonds 186th Series (Aa3/AA-)
4,345,000	5.000	10/15/2033	4,440,998
New York Port Authority Consolidated Bonds 197th Series (Aa3/AA-)
4,000,000	5.000	11/15/2034	4,202,182

Municipal Bonds – (continued)
New York – (continued)
New York Port Authority Consolidated Bonds 207th Series (Aa3/AA-)
6,035,000	5.000	09/15/2027	6,481,096
New York Port Authority Consolidated Bonds 226th Series (Aa3/AA-)
3,750,000	5.000	10/15/2024	3,853,741
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
925,000	5.000	07/01/2024	941,399
970,000	5.000	07/01/2025	1,000,707
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Revenue Series 2015 E (Aa2/AA+)
20,000,000	3.250	03/15/2035	19,881,422
New York State Energy Research & Development Authority Pollution Control RB 2004 Series C (A-/A-)(a)(c)
17,000,000	2.625	07/03/2023	16,968,837
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (Baa1/A-)(a)
27,750,000	6.948	07/01/2034	27,750,000
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (NR/NR)(a)(c)
3,710,000	1.100	05/01/2027	3,371,970
New York State Housing Finance Agency Affordable Housing 2022 Series D-2 (NR/Aa2)(a)(c)
22,000,000	3.100	11/01/2027	21,924,509
New York State Housing Finance Agency Affordable Housing RB 2022 Series F-2 (Aa2/NR)(a)(c)
18,000,000	3.850	05/01/2027	18,190,159
New York State Housing Finance Agency RB Series 2021 D-2 (SONYMA) (Aa2/NR)(a)(c)
8,500,000	0.650	11/01/2025	7,868,210
New York State Housing Finance Agency RB Series 2021 E-2 (SONYMA) (Aa2/NR)(a)(c)
5,000,000	0.650	11/01/2025	4,613,283
New York State Thruway Authority Personal Income Tax RB Series 2021A-1 (NR/AA+)
40,000,000	5.000	03/15/2028	45,033,748
New York State Thruway Authority Personal Income Tax RB Series 2022A (NR/AA+)
11,920,000	5.000	03/15/2028	13,420,057
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2022 (NR/NR)
9,360,000	5.000	12/01/2026	9,858,840
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
13,975,000	5.000	01/01/2024	14,066,069
8,000,000	5.000	01/01/2025	8,120,686
3,425,000	5.000	01/01/2026	3,506,856
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/NR)
1,300,000	5.000	12/01/2027	1,416,369

The accompanying notes are an integral part of these financial statements.	205

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (NR/NR)
$6,150,000	5.000%	07/01/2041	$6,169,922
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (NR/NR)
14,275,000	5.250	01/01/2050	14,315,047
New York Transportation Development Corp. Special Facilities RB for Laguardia Airport Terminal B Redevelopment Project Series 2018 (NR/NR)
4,975,000	5.000	01/01/2028	5,193,088
New York Transportation Development Corp. Special Facilities RB for Terminal 4 JFK International Airport Project Series 2020A (NR/NR)
500,000	5.000	12/01/2027	533,967
New York Transportation Development Corp. Special Facilities RB for Terminal 4 JFK International Airport Project Series 2022 (NR/NR)
11,500,000	5.000	12/01/2027	12,281,234
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2015 Series B Tax Exempt Bonds (AAA/Aa1)
6,655,000	5.000	08/01/2039	6,794,530
Onondaga County IDA Multifamily Housing RB for Baldwinsville Senior Housing Preservation Project Series 2022 (NR/NR)(a)(c)
7,087,000	4.000	12/01/2023	7,112,357
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
1,020,000	5.000	07/01/2025	1,035,549
1,080,000	5.000	07/01/2026	1,106,036
1,090,000	5.000	07/01/2027	1,123,633
Port Authority of New York & New Jersey Consolidated Bonds 177th Series (A+/A+)
2,715,000	4.000	07/15/2031	2,716,223
Port Authority of New York Consolidated Bonds 185th Series (AMT) (Aa3/AA-)
2,495,000	5.000	09/01/2028	2,554,675
Port Authorty of New York Consolidated Bonds 227th Series (Aa3/A+)
17,380,000	3.000	10/01/2028	17,180,768
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2019B-3 (A-/A3)(a)(c)
6,375,000	5.000	05/01/2026	6,689,708
State of New York Dormitory Authority Personal Income Tax RB Series 2020A (Aa1/NR)
24,620,000	5.000	03/15/2025	25,818,120
State of New York Dormitory Authority RB for St. Joseph’s College Series 2020A (NR/NR)
1,070,000	5.000	07/01/2027	1,131,550
State of New York Dormitory Authority Wagner College RB Series 2022 (NR/NR)
675,000	5.000	07/01/2026	703,955
705,000	5.000	07/01/2027	744,131
740,000	5.000	07/01/2028	789,730

Municipal Bonds – (continued)
New York – (continued)
Suffolk Tobacco Asset Securitization Settlement Asset Backed Bonds Series 2021B-1 (A/NR)
420,000	0.450	06/01/2031	416,432
Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds Series 2023A (Aa3/AA-)
20,000,000	5.000	11/15/2025	21,290,446
12,665,000	5.000	11/15/2027	14,171,109
Triborough Bridge & Tunnel Authority General Revenue Variable Rate Refunding Bonds Subseries 2005B-4A (AA-/AA-)(d)
6,360,000	(SOFR + 0.38%) 3.643	02/01/2024	6,310,988
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Bonds Series 2021C (NR/AA+)(a)(c)
40,900,000	5.000	05/15/2026	43,513,310
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Green Bonds Series 2022E (NR/AA+)
16,915,000	5.000	11/15/2027	18,852,539
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Refunding Bonds Series 2022B (NR/AA+)
14,925,000	5.000	05/15/2026	16,105,353
Triborough Bridge & Tunnel Authority Sales Tax RB Series 2023A (NR/AA+)
19,480,000	5.000	12/16/2024	20,239,712
Westchester County Local Development Corp. Revenue Refunding Bonds for Kendal on Hudson Project Series 2022B (NR/NR)
275,000	5.000	01/01/2027	280,139

			950,062,824

North Carolina – 2.1%
Charlotte-Mecklenburg Hospital Authority RB Series 2018E (AA-/NR)(a)(c)
6,500,000	0.800	10/31/2025	6,170,963
Charlotte-Mecklenburg Hospital Authority Variable Rate Health Care RB for Atrium Health Series 2021B (Aa3/AA-)(a)(c)
24,390,000	5.000	12/02/2024	25,265,967
City of Charlotte Water & Sewer System Refunding RB Series 2015 (Aaa/AAA)
10,000,000	5.000	07/01/2027	10,605,087
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019A (NON-AMT) (BBB/NR)(a)(c)
425,000	2.000	10/01/2024	408,830
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019B (NON-AMT) (BBB/NR)(a)(c)
450,000	2.000	10/01/2024	432,879
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (AMT) (Baa2/BBB)(a)(c)
2,150,000	2.100	10/01/2024	2,071,263
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (NR/BBB)(a)(c)
4,550,000	1.375	06/16/2025	4,238,984

206	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – (continued)
County of Wake GO Public Improvement Bonds Series 2022A (Aaa/AAA)
$7,555,000	5.000%	02/01/2025	$7,898,753
Greater Ashville Regional Airport Authority Airport System RB Series 2022A (AMT) (AA/Baa2)
750,000	5.000	07/01/2027	801,068
1,000,000	5.000	07/01/2028	1,086,117
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2015B (Aa1/NR)(b)
56,695,000	5.000	10/01/2025	60,202,396
North Carolina Turnpike Authority Triangle Expressway System Senior Lien Turnpike RB Anticipation Notes Series 2020 (NR/BBB)
1,000,000	5.000	02/01/2024	1,017,700
State of North Carolina Limited Obligation Bonds Series 2020B (Aa1/AA+)
13,610,000	5.000	05/01/2026	14,689,536

			134,889,543

North Dakota – 0.6%
Cass County Joint Water Resource District GO Bonds Series 2021 A (Aa3/NR)
18,895,000	0.480	05/01/2024	18,149,192
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (Baa2/NR)
2,000,000	5.000	12/01/2028	2,130,778
City of Grand Forks RB Refunding for Altru Health System Obligated Group Series 2021 (Baa2/NR)
125,000	5.000	12/01/2024	128,313
165,000	5.000	12/01/2025	172,078
225,000	5.000	12/01/2026	236,438
City of Horace Temporary Refunding Improvement Bonds Series 2022A (Baa2/NR)
5,725,000	3.250	08/01/2024	5,647,778
City of Horace Temporary Refunding Improvement Bonds Series 2022B (Baa2/NR)
5,375,000	4.000	01/01/2025	5,400,454
City of Williston Airport RB Series 2018 (A+/NR)(b)
1,655,000	5.000	11/01/2023	1,677,012
2,000,000	4.000	11/01/2023	2,015,271

			35,557,314

Ohio – 2.0%
Akron Bath Copley Joint Township Hospital District RB Refunding for Summa Health System Obligated Group Series 2020 (WR/NR)
125,000	5.000	11/15/2025	130,447
175,000	5.000	11/15/2026	185,862
American Municipal Power RB for Prairie State Energy Campus Project Refunding Series 2019B (A1/A)
1,255,000	5.000	02/15/2024	1,278,689
Bon Secours Mercy Health Hospital Facilities RB Series 2022B-1 (A1/A+)(a)(c)
20,000,000	5.000	08/03/2027	21,327,500

Municipal Bonds – (continued)
Ohio – (continued)
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-1 Class 1 (NR/A)
7,500,000	1.809	06/01/2025	7,001,966
County of Cuyahoga Hospital RB Series 2017 (Baa3\BBB-)
2,200,000	5.000	02/15/2037	2,267,152
County of Cuyahoga OH RB Series 2017 (BBB-/Baa3)
3,000,000	5.000	02/15/2024	3,046,057
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa3/BBB-)
1,500,000	5.000	02/15/2025	1,544,042
Lancaster Port Authority Gas Supply Revenue Refunding Bonds Series 2019 (NR/NR)(a)(c)
12,140,000	5.000	02/01/2025	12,383,154
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (NON-AMT) (BBB/NR)(a)(c)
6,500,000	4.000	06/01/2027	6,549,792
3,750,000	4.250	06/01/2027	3,781,404
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (AMT) (BBB+/NR)(a)(c)
15,250,000	4.250	06/01/2027	15,371,896
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (Ba1/NR)
1,075,000	2.875	02/01/2026	1,028,483
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (Ba1/NR)
2,695,000	2.875	02/01/2026	2,578,383
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2005 A (AMT) (NR/BBB+)(a)(c)
3,750,000	2.100	10/01/2024	3,649,494
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014D (BBB+/NR)(a)(c)
5,000,000	1.900	10/01/2024	4,851,647
Ohio Higher Educational Facility Commission RB for University of Dayton RMKT 08/04/06 Series 2003 B (FGIC) (A2/A+)(d)
165,000	(MUNI-CPI + 1.12%) 9.662	12/01/2023	169,342
Ohio Higher Educational Facility Commission RB for University of Dayton Series 2006 A (AMBAC) (A2/A+)(d)
480,000	(MUNI-CPI + 1.12%) 9.662	12/01/2023	492,630
Ohio State RB Refunding for Premier Health Partners Obligated Group Series 2020 (Baa1/NR)
140,000	5.000	11/15/2024	143,561
280,000	5.000	11/15/2025	291,275
Ohio Water Development Authority Drinking Water Assistance Fund RB Series 2016 (Aaa/AAA)
4,080,000	4.000	12/01/2033	4,274,572
State of Ohio Common Schools GO Bonds Series 2017A (AA+/Aa1)
6,245,000	5.000	03/15/2037	6,341,952
State of Ohio Common Schools GO Refunding Bonds Series 2020B (Aa1/AA+)
10,205,000	5.000	09/15/2024	10,569,350

The accompanying notes are an integral part of these financial statements.	207

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
State of Ohio Higher Educational Facility Revenue Refunding Bonds Series 2021B (AA-/NR)(d)
$4,400,000	(SIFMA Municipal Swap Index Yield + 0.23%) 4.200%	12/01/2026	$4,224,289
State of Ohio Hospital RB Series 2018D (A/NR)(a)(c)
11,775,000	5.000	09/15/2023	11,872,194
State of Ohio Infrastructure Improvement GO Refunding Bonds Series 2022C (Aa1/AA+)
2,075,000	4.000	09/01/2025	2,151,727
1,500,000	4.000	09/01/2026	1,580,728

			129,087,588

Oklahoma – 0.7%
City of Tulsa GO Bonds Series 2021 (AA/NR)
9,300,000	1.000	11/01/2026	8,586,988
Independent School District Combined Purpose GO Bonds Series 2021B (AA/NR)
10,000,000	1.000	09/01/2025	9,458,704
Independent School District GO Combined Purposed Bonds Series 2021 (AA+/NR)
8,840,000	1.250	06/01/2026	8,185,040
Oklahoma County Independent School District Combined Purpose GO Bonds Series 2020A (AA/NR)
16,520,000	1.250	07/01/2024	16,071,413
Oklahoma Development Finance Authority Health System RB Series 2018B (BB+/NR)
500,000	5.000	08/15/2023	498,824
500,000	5.000	08/15/2024	496,223

			43,297,192

Oregon – 0.4%
Asante Health System Obligated Group Revenue Refunding Bonds Series 2020A (NR/A+)
500,000	5.000	08/15/2025	523,495
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (NR/BBB-)
200,000	5.000	03/01/2024	201,902
200,000	5.000	03/01/2025	203,375
Multnomah County Hospital Facilities Authority Refunding RB for Adventist Health System Series 2019 (A/NR)(a)(c)
8,845,000	5.000	03/01/2025	8,920,366
Oregon Facilities Authority Revenue Refunding Bonds 2020 Series A (BBB+/NR)
400,000	5.000	10/01/2024	410,711
125,000	5.000	10/01/2026	131,518
State of Oregon Business Development Commission Recovery Zone Facility Bonds Series 232 (A+/NR)(a)(c)
13,050,000	2.400	08/14/2023	12,988,037
State of Oregon GO Bonds 2021 Series H (AA+/AA+)
1,330,000	1.000	08/01/2026	1,248,752
State of Oregon GO Bonds for Article XI-Q State Project 2023 Series A (Aa1/AA+)
1,235,000	5.000	05/01/2025	1,298,483
1,155,000	5.000	05/01/2026	1,247,328

			27,173,967

Municipal Bonds – (continued)
Pennsylvania – 3.4%
Allegheny County Higher Education Building Authority for Carnegie Mellon University for RB Series 2022A (NR\AA)(d)
5,330,000	(SOFR + 0.29%) 3.678	08/01/2027	5,182,273
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
4,000,000	5.000	04/01/2024	4,085,101
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 (Baa3/NR)
600,000	5.000	05/01/2028	635,977
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 (NR/Baa3)
500,000	5.000	05/01/2025	514,030
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
760,000	5.000	10/01/2023	762,849
City of Philadelphia Airport Revenue Refunding Bonds Series 2017B (AMT) (A-/A2)
9,290,000	5.000	07/01/2025	9,610,481
City of Philadelphia Airport Revenue Refunding Bonds Series 2021 (AMT) (A2/NR)
5,750,000	5.000	07/01/2026	6,047,044
7,100,000	5.000	07/01/2027	7,566,050
City of Philadelphia Gas Works Revenue Refunding Bonds 13th Series (A/A3)
2,000,000	5.000	08/01/2030	2,089,420
City of Philadelphia GO Refunding Bonds Series 2015A (A/A2)
1,905,000	5.000	08/01/2025	2,004,652
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A1/A)
2,270,000	5.000	06/01/2023	2,275,841
Commonwealth Financing Authorty RB Series 2015 (AGM) (A1/AA)
3,000,000	5.000	06/01/2025	3,152,011
County of Westmoreland GO Bonds Tax Exempt 2013 Series A (NR/NR)
55,000	5.000	12/01/2024	55,204
Cumberland County Municipal Authority RB Refunding for Messiah College Series 2020 SS3 (NR/A-)
2,195,000	2.345	11/01/2026	2,022,018
Delaware County Authority RB Refunding for Neumann University Series 2020 (NR/BBB)
235,000	5.000	10/01/2023	236,097
Delaware River Port Authority Port District Project Refunding Bonds Series 2022 (A3/A)
1,000,000	5.000	01/01/2025	1,040,874
1,050,000	5.000	01/01/2026	1,120,657
1,000,000	5.000	01/01/2027	1,090,897
Delaware Valley Regional Finance Authority Local Government RB 2022 Series B (A1\A+)(d)
17,860,000	(SIFMA Municipal Swap Index Yield + 0.40%) 4.370	03/01/2026	17,593,870

208	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Delaware Valley Regional Finance Authority Local Government RB 2022 Series C (NR\A+)(d)
$13,580,000	(SOFR + 0.49%) 3.733%	03/01/2027	$13,137,574
General Authority of Southcentral Pennsylvania RB Series 2019B (NR/AA-)(d)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.60%) 4.570	06/01/2024	14,957,363
Hospitals & Higher Education Facilities Authority of Philadelphia Hospital RB Series 2017 (BBB/BBB)
1,750,000	5.000	07/01/2023	1,755,332
Lehigh County General Purpose Authority RB Refunding for The Good Shepherd Obligated Group Series 2021 A (NR/A-)
735,000	4.000	11/01/2024	742,598
525,000	4.000	11/01/2025	534,995
570,000	4.000	11/01/2026	586,450
Lehigh County IDA Pollution Control Revenue Refunding Bonds for PPL Electric Utilities Corp. Project Series 2016B (NON-AMT) (NR/A+)
19,615,000	2.625	02/15/2027	19,173,443
Monroeville Finance Authority UPMC RB Series 2022B (A/A2)
400,000	5.000	02/15/2024	407,412
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A2/A)
650,000	5.000	09/01/2024	667,900
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series B (NR/BBB)
3,295,000	4.100	06/01/2029	3,352,312
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series C (NR/BBB)(a)(c)
5,335,000	4.450	04/03/2028	5,411,371
Pennsylvania Economic Development Financing Authority Pollution Control Revenue Refunding Bonds Series 2008 (NON-AMT) (A/NR)
25,180,000	0.400	10/01/2023	24,739,206
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
1,600,000	4.000	07/01/2030	1,530,864
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Series 2009 (A-/A-2/NR)(a)(c)
14,680,000	0.950	12/01/2026	13,049,807
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Series 2019A (A-/A-2/NR)(a)(c)
6,500,000	1.750	08/01/2024	6,299,938
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (A-/A-2/NR)(a)(c)
7,440,000	1.100	11/02/2026	6,667,349
Pennsylvania Economic Development Financing Authority UPMC RB Series 2013A (A/A)
2,040,000	5.000	07/01/2038	2,046,861
Pennsylvania Economic Financing Development Authority Sewage Sludge Disposal Revenue Refunding Bonds Series 2020 (NR/BBB+)
430,000	3.000	01/01/2024	429,705
505,000	3.000	01/01/2025	500,311
615,000	4.000	01/01/2026	622,208

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Series 2018 B (A1/NR)(d)
11,750,000	(SIFMA Municipal Swap Index Yield + 0.70%) 4.670	12/01/2023	11,752,869
Pennsylvania Turnpike Commission Revenue Refunding Bonds Motor License Fund Enhanced Turnpike Subordinate Special Revenue Refunding Bonds 1st Series 2016 (NR/A1)
1,875,000	5.000	12/01/2026	2,046,363
Pennsylvania Turnpike Commission Turnpike RB Series 2022 B (A1/NR)
155,000	5.000	12/01/2025	165,069
135,000	5.000	12/01/2026	147,338
185,000	5.000	12/01/2027	206,166
Philadelphia School District GO Bonds Series 2019A (ST AID WITHHLDG) (NR/A+)
845,000	5.000	09/01/2023	852,184
Pittsburgh Water & Sewer Authority System First Lien Revenue Refunding Bonds Series 2017C (AGM) (AA/NR)(d)
11,605,000	(SIFMA Municipal Swap Index Yield + 0.65%) 4.620	12/01/2023	11,608,605
Southeastern Pennsylvania Transportation Authority RB for Asset Improvement Program Series 2022 (Aa3/NR)
495,000	5.000	06/01/2024	508,841
570,000	5.000	06/01/2025	599,374
750,000	5.000	06/01/2026	809,221
500,000	5.000	06/01/2027	552,225
State Public School Building Authority School Lease Revenue Refunding Bonds for Philadelphia School District Project Series 2016A (Baa3/AA)
2,525,000	5.000	06/01/2031	2,692,687
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 A (NR/BB-)
450,000	5.000	02/01/2024	391,558
Westmoreland County IDA Health System Tax Exempt RB Series 2020A (NR/NR)
450,000	4.000	07/01/2024	452,127
575,000	4.000	07/01/2025	577,834
625,000	4.000	07/01/2026	630,941

			217,691,747

Puerto Rico – 2.0%
Puerto Rico Commonwealth GO Bonds (NR\NR)(d)(e)(i)
2,991,497	0.000	11/01/2043	1,301,301
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR\NR)
253,518	5.250	07/01/2023	253,880
151,061	0.000(f)	07/01/2024	142,180
505,630	5.375	07/01/2025	513,418
501,051	5.625	07/01/2027	517,674
492,922	5.625	07/01/2029	514,591
478,771	5.750	07/01/2031	507,719
584,255	0.000(f)	07/01/2033	330,861
454,000	4.000	07/01/2033	408,116
408,086	4.000	07/01/2035	355,700
350,245	4.000	07/01/2037	296,337
476,200	4.000	07/01/2041	386,022
495,242	4.000	07/01/2046	385,906

The accompanying notes are an integral part of these financial statements.	209

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A2/AA)(d)
$55,400,000	(3M USD LIBOR + 0.52%) 3.988%	07/01/2029	$50,309,311
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(f)
16,647,000	0.000	07/01/2024	15,740,870
34,339,000	0.000	07/01/2027	28,212,974
15,164,000	0.000	07/01/2029	11,293,575
1,905,000	0.000	07/01/2031	1,270,759
793,000	0.000	07/01/2033	475,958
4,705,000	0.000	07/01/2046	1,229,605
3,833,000	0.000	07/01/2051	741,216
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
1,862,000	4.329	07/01/2040	1,694,510
56,000	4.536	07/01/2053	49,428
747,000	4.784	07/01/2058	678,011
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
7,703,000	4.500	07/01/2034	7,602,902
183,000	4.550	07/01/2040	171,136
1,345,000	4.750	07/01/2053	1,230,273
3,400,000	5.000	07/01/2058	3,201,685

			129,815,918

Rhode Island – 0.1%
City of Providence GO Refunding Bonds 2021 Series A (BBB+/NR)
450,000	5.000	01/15/2026	476,047
State of Rhode Island GO Bonds Consolidated Capital Development Loan Series 2022 A (Aa2/AA)
2,100,000	5.000	08/01/2025	2,223,021
2,210,000	5.000	08/01/2026	2,402,035

			5,101,103

South Carolina – 0.1%
Patriots Energy Group Financing Agency Gas Supply RB Series 2018A (NR/NR)(a)(c)
1,500,000	4.000	02/01/2024	1,502,570
Piedmont Municipal Power Agency Electric RB Series 2015A (A-/A3)
3,000,000	5.000	01/01/2026	3,103,219
South Carolina Public Service Authority Revenue Obligations Tax Exempt Refunding Series 2021A (A/A-)
625,000	5.000	12/01/2026	670,539

			5,276,328

Tennessee – 0.8%
City of Knowville GO Bonds Series 2021 (NR/AAA)
12,170,000	5.000	05/01/2024	12,489,095
City of Memphis GO Bonds Series 2018 (Aa2/AA)
8,405,000	5.000	06/01/2028	9,051,766
City of Memphis Sanitary Sewage System Revenue Refunding Bonds Series 2018 (Aa2/AA+)
2,245,000	4.000	10/01/2035	2,299,015

Municipal Bonds – (continued)
Tennessee – (continued)
County of Knox Health, Educational & Housing Board Collateralized Multifamily Housing Bonds for Westview Towers Project Series 2022 (NR/AA+)(a)(c)
3,500,000	3.950	12/01/2025	3,539,576
Hamilton County GO Refunding Bonds Series 2015B (Aaa/AAA)
1,000,000	4.000	03/01/2025	1,028,039
Metropolitan Nashville Airport Authority Airport Improvement RB Series 2022B (A1/NR)
1,700,000	5.000	07/01/2026	1,791,033
1,525,000	5.000	07/01/2027	1,628,838
1,050,000	5.000	07/01/2028	1,137,787
Tennessee State School Bond Authority Higher Education Facilities Second Program Bonds 2015 Series B (NR/AA+)(b)
10,000,000	5.000	11/01/2025	10,616,236
Town of Greeneville Health and Educational Facilities Board Hospital RB for Ballad Health Series 2018A (A3/A-)
1,555,000	5.000	07/01/2025	1,560,230
Williamson County GO Public Improvement and School Bonds Series 2018 (NR/Aaa)
3,475,000	5.000	04/01/2025	3,648,521

			48,790,136

Texas – 9.7%
Baytown Municipal Development District Combination Limited Sales Tax Revenue 3rd Lien Hotel RB Series 2021C (NR/AA-)
1,440,000	5.000	10/01/2038	1,533,571
Bexar County Housing Finance Corp. RB Refunding for Westcliffe Housing Foundation, Inc. Series 2004 (Aa1/NR)
170,000	3.750	02/01/2035	170,549
City of Austin Water & Wastewater System Revenue Refunding Bonds Series 2017 (Aa2/AA)
2,020,000	5.000	11/15/2025	2,152,451
City of Austin Water & Wastewater System Revenue Refunding Bonds Series 2022 (NR/AA)
2,150,000	5.000	11/15/2024	2,234,607
1,000,000	5.000	11/15/2025	1,065,570
1,000,000	5.000	11/15/2026	1,092,809
1,500,000	5.000	11/15/2027	1,674,196
City of Celina Special Assessment Bonds for The Lake at Mustang Ranch Public Improvement District Phase#1 Project Series 2020 (BAM) (NR/AA)
305,000	4.000	09/01/2025	312,672
320,000	4.000	09/01/2026	331,607
335,000	4.000	09/01/2027	349,871
350,000	4.000	09/01/2028	367,015
City of Dallas Housing Finance Corp. Multifamily Housing RB for Highpoint at Wynnewood Series 2022 (NR/NR)(a)(c)
2,900,000	3.500	02/01/2026	2,903,345
City of Denton Independent School District Variable Rate UT Building Bonds Series 2014-B (CASH) (NR\NR)(a)(c)
680,000	2.000	08/01/2024	673,528
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
135,000	4.000	08/15/2023	135,365
140,000	4.000	08/15/2024	141,216

210	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)(f)
$70,000	0.000%	09/01/2023	$68,767
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
405,000	4.000	09/01/2023	406,533
City of Houston Combined Utility System First Lien Revenue Refunding Bonds Series 2014C (Aa2/AA)
6,550,000	5.000	05/15/2027	6,717,186
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
75,000	5.000	08/15/2023	75,321
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)(e)
329,000	4.125	09/01/2028	327,492
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
310,000	3.000	09/15/2024	311,107
320,000	3.000	09/15/2025	322,104
City of Mclendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (NR/AA)
285,000	4.000	09/15/2025	292,376
295,000	4.000	09/15/2026	305,342
305,000	4.000	09/15/2027	318,130
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)(e)
109,000	2.500	09/01/2026	100,117
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)(e)
159,000	5.000	09/15/2028	160,430
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015A (A+/AA-)(a)(c)
27,875,000	1.750	12/01/2024	27,314,542
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015C (A+/AA-)(a)(c)
36,630,000	1.750	12/01/2024	35,893,514
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2020 (A+/AA-)(a)(c)
10,750,000	1.750	12/01/2025	10,321,293
City of San Antonio Electric and Gas Systems Fixed and Variable Rate Junior Lien Revenue Refunding Bonds Series 2022 (Aa3\A+)(a)(c)
12,000,000	2.000	12/01/2027	11,366,491
City of San Antonio Water System Variable Rate Junior Lien RB Series 2013F (AA/NR)(a)(c)
20,000,000	1.000	11/01/2026	18,132,006
City of San Antonio Water System Variable Rate Junior Lien RB Series 2019A (AA/AA)(a)(c)
15,000,000	2.625	05/01/2024	14,929,638
Clear Creek Independent School District GO Bonds RMKT 08/14/20 Series 2013 B (PSF-GTD) (NR/AAA)(a)(c)
15,000,000	0.500	08/15/2023	14,814,737

Municipal Bonds – (continued)
Texas – (continued)
Cypress Fairbanks Independent School District UT Refunding Bonds Series 2015 (Aa1/AAA)
8,645,000	4.000	02/15/2034	8,789,865
Denton County Permanent Improvement Refunding Bonds Series 2016 (Aaa/AAA)
2,000,000	4.000	07/15/2033	2,045,452
Denton Independent School District Variable Rate UT Bonds Series 2014-B (NR/NR)(a)(b)(c)
705,000	2.000	08/01/2024	698,290
Denton Independent School District Variable Rate UT Building Bonds Series 2014-B (NR/AAA)(a)(b)
3,615,000	2.000	08/01/2044	3,557,936
Ector County Hospital District GO Refunding Bonds Series 2020 (Baa2/BBB-)
450,000	5.000	09/15/2024	457,510
450,000	5.000	09/15/2025	462,465
620,000	5.000	09/15/2026	645,944
Fort Bend Independent School District GO Bonds Series 2020 B (PSF-GTD) (NR/AAA)(a)(c)
6,105,000	0.875	08/01/2025	5,775,816
Goose Creek Consolidated Independent School District GO Bonds RMKT 08/16/21 Series 2014 B (PSF-GTD) (Aaa/AAA)(a)(c)
4,000,000	0.600	08/17/2026	3,730,082
Hale Center Education Facilities Corp. Revenue Improvement and Revenue Refunding Bonds Series 2022 (NR\BBB+)
450,000	5.000	03/01/2024	456,253
475,000	5.000	03/01/2025	487,006
675,000	5.000	03/01/2026	700,112
990,000	5.000	03/01/2027	1,037,333
Harris County Cultural Education Facilities Finance Corp. Hospital RB for Texas Children’s Hospital Series 2015-1 (Aa2/AA)
1,000,000	5.000	10/01/2026	1,057,952
Harris County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding Bonds for Memorial Hermann Health System Series 2020C (A1/A+)(a)(c)
8,260,000	5.000	12/01/2024	8,522,133
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A1/A+)(d)
(SIFMA Municipal Swap Index Yield + 1.05%)
5,685,000	5.020	06/01/2024	5,705,713
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Children’s Hospital Obligated Group Series 2019 B (Aa2/AA)(a)(c)
23,835,000	5.000	10/01/2024	24,536,512
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Obligated Group Series 2019 B (A1/AA-)(a)(c)
8,940,000	0.900	05/15/2025	8,435,970
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (Aa1/AA-)(d)
45,255,000	(3M USD LIBOR + 0.67%) 3.929	08/15/2035	41,899,808

The accompanying notes are an integral part of these financial statements.	211

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
$95,000	3.000%	09/01/2023	$94,966
Houston Independent School District LT Refunding Bonds Series 2023A (NR/AAA)
11,975,000	5.000	02/15/2025	12,516,659
Houston Independent School District Variable Rate LT Schoolhouse Bonds Series 2014A-2 (PSF-GTD) (Aaa/AAA)(a)(c)
10,000,000	3.500	06/01/2025	10,076,364
Klein Independent School District UT Refunding Bonds Series 2016A (Aa1/AAA)
2,805,000	4.000	08/01/2034	2,855,766
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)(b)(f)
12,000,000	0.000	08/15/2024	4,213,056
Leander Independent School District UT School Building Bonds Series 2014 C (NR/NR)(b)(f)
4,175,000	0.000	08/15/2024	1,939,356
Leander Independent School District UT School Building Bonds Series 2022 (NR/AAA)
1,200,000	5.000	08/15/2024	1,238,620
1,200,000	5.000	08/15/2025	1,269,359
1,145,000	5.000	08/15/2026	1,240,657
1,000,000	5.000	08/15/2027	1,110,833
Love Field Airport Modernization Corp. General Airport Revenue Refunding Bonds Series 2021 (NR/A)
3,615,000	5.000	11/01/2026	3,821,841
Lower Colorado River Authority Transmission Contract Refunding RB for LCRA Transmission Services Corp. Project Series 2022A (NR/NR)
500,000	5.000	05/15/2024	512,873
250,000	5.000	05/15/2025	262,431
1,000,000	5.000	05/15/2026	1,076,900
680,000	5.000	05/15/2027	748,602
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (Baa2/A-)(a)(c)
3,375,000	0.900	09/01/2023	3,325,695
Mesquite Independent School District UT School Building Bonds Series 2015E (NR/AAA)(b)
2,335,000	5.000	08/15/2025	2,465,741
North Texas Tollway Authority System Revenue Refunding Bonds Second Tier Bonds Series 2022B (A2/A+)
10,000,000	5.000	01/01/2025	10,413,957
4,000,000	5.000	01/01/2026	4,257,114
Northside Independent School District UT Refunding Bonds Series 2016 (NR/Aa1)
2,390,000	5.000	06/15/2027	2,580,325
Northside Independent School District Variable Rate UT School Building Bonds Series 2020 (PSF-GTD) (NR/AAA)(a)(c)
32,150,000	0.700	06/01/2025	30,447,863
Northwest Independent School District UT School Building Bonds Series 2022A (Aa2/NR)
1,705,000	5.000	02/15/2024	1,738,506

Municipal Bonds – (continued)
Texas – (continued)
Pasadena Independent School District Variable Rate UT School Building Bonds (PSF-GTD) (AAA/NR)(a)(c)
3,845,000	1.500	08/15/2024	3,748,836
Plano Independent School District UT School Building Bonds Series 2023 (Aaa/AA+)
7,000,000	5.000	02/15/2025	7,319,238
1,350,000	5.000	02/15/2026	1,447,116
San Antonio Housing Trust Public Facility Corp. Multifamily Housing RB for Country Club Village Series 2022 (NR/NR)(a)(c)
3,625,000	4.000	08/01/2025	3,689,101
Spring Branch Independent School District UT Schoolhouse Bonds Series 2022 (Aa1/AAA)
4,520,000	5.000	02/01/2024	4,610,438
3,905,000	5.000	02/01/2025	4,078,398
1,110,000	5.000	02/01/2026	1,189,200
1,000,000	5.000	02/01/2027	1,097,967
State of Texas College Student Loan GO Bonds Series 2016 (Aaa/ AAA)
4,275,000	5.500	08/01/2027	4,620,346
Tarrant County Cultural Education Facilities Finance Corp. Hospital RB for Baylor Scott & White Health Project Series 2022E (Aa3/AA-)(a)(c)
4,045,000	5.000	05/15/2026	4,278,159
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A2/A-)(d)
(3M USD LIBOR + 0.70%)
6,925,000	3.960	12/15/2026	6,900,835
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A2/A-)(d)
(SIFMA Municipal Swap Index Yield + 0.55%)
7,535,000	4.900	09/15/2027	7,412,110
Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (NR/BBB+)
1,950,000	5.000	12/15/2024	1,973,363
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A2/A-)(d)
(3M USD LIBOR + 0.69%)
109,575,000	3.902	09/15/2027	108,311,535
Texas Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (NR/BBB+)
5,715,000	5.000	12/15/2028	5,939,206
Texas Private Activity Bond Surface Transportation Corp. Senior Lien RB for NTE Mobility Partners Segments 3 LLC Series 2013 (NR/NR)
3,805,000	6.750	06/30/2043	3,841,538
Texas Public Finance Authority RB Refunding for Southern University Series 2021 (NR/NR)
350,000	5.000	05/01/2024	355,776
490,000	5.000	05/01/2025	503,452
520,000	5.000	05/01/2026	542,968
Texas State Technical College System Revenue Financing System Improvement Bonds Series 2022A (A2/AA)
1,100,000	5.000	08/01/2024	1,131,726
1,450,000	5.000	08/01/2025	1,525,515
1,750,000	5.000	08/01/2026	1,879,947
1,300,000	5.000	08/01/2027	1,422,615

212	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Texas Transportation Commission Central Texas Turnpike System RB 2nd Tier Revenue Refunding Bonds Series 2015-C (Baa1/A-)
$2,850,000	5.000%	08/15/2042	$2,861,777
Texas Transportation Commission State Highway Fund First Tier RB Series 2016-B (AAA/NR)
46,000,000	0.560	04/01/2026	42,284,920
Texas Water Development Board State Water Implementation Revenue Fund for Texas RB Series 2022 (NR/NR)
500,000	5.000	04/15/2024	512,506
1,090,000	5.000	10/15/2024	1,131,095
1,300,000	5.000	04/15/2025	1,363,153
1,625,000	5.000	10/15/2025	1,727,309
1,265,000	5.000	04/15/2026	1,363,879
1,850,000	5.000	10/15/2026	2,018,990
1,200,000	5.000	04/15/2027	1,325,481
1,450,000	5.000	10/15/2027	1,620,064
Tomball Independent School District Variable Rate UT School Building Bonds Series 2014B (PSF-GTD) (AAA/NR)(a)(c)
4,700,000	0.260	08/15/2024	4,483,203
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR) (NR/NR)(e)
237,000	2.375	09/01/2026	214,231
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)(e)
386,000	4.375	09/01/2027	383,391
Trinity River Authority Regional Wastewater System RB Series 2022 (NR/AAA)
450,000	5.000	08/01/2025	475,000
University of Houston Board of Regents System Consolidated Revenue Refunding Bonds Series 2017C (Aa2/AA)
10,000,000	4.000	02/15/2033	10,300,441
University of Houston Board of Regents System Consolidated Revenue Refunding Bonds Series 2022A (AA/Aa2)
375,000	5.000	02/15/2025	392,242
Westside 211 Special Improvement District Limited Ad Valorem Tax Subordinate Lien Sales Use Tax Road Bonds Series 2022 (Baa3/NR)
160,000	5.000	08/15/2023	160,808
85,000	5.000	08/15/2024	86,565
85,000	5.000	08/15/2025	87,638
90,000	5.000	08/15/2026	93,870
90,000	5.000	08/15/2027	94,914
95,000	5.000	08/15/2028	100,717
100,000	5.000	08/15/2029	106,648
110,000	5.000	08/15/2030	117,821
115,000	5.000	08/15/2031	123,075
120,000	5.000	08/15/2032	127,971
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (NR/NR)
260,000	2.000	08/15/2024	251,683
270,000	2.000	08/15/2026	255,290

			626,409,201

Municipal Bonds – (continued)
Utah – 0.2%
Salt Lake City International Airport RB Series 2021A (A2/A)
2,500,000	5.000	07/01/2027	2,675,343
7,420,000	5.000	07/01/2028	8,051,532
Utah Telecommunication Open Infrastructure Agency Sales Tax & Telecommunication Revenue Refunding Bonds Series 2022 (NR/AA-)
220,000	5.000	06/01/2024	225,312
250,000	5.000	06/01/2025	261,433
250,000	5.000	06/01/2026	267,221
300,000	5.000	06/01/2027	326,735
Utah Transit Authority Sales Tax Revenue Refunding Bonds Series 2015A (Aa3/AA-)(b)
1,250,000	5.000	06/15/2025	1,320,491

			13,128,067

Virginia – 2.1%
Chesapeake Bay Bridge & Tunnel District RB First Tier General Resolution Anticipation Notes Series 2019 (Baa2/BBB)
36,645,000	5.000	11/01/2023	37,067,202
City of Chesapeake IDA Pollution Control Refunding RB Series 2008A (Non-Amt) (BBB+/A)(a)(c)
2,250,000	1.900	06/01/2023	2,242,688
City of Salem Economic Development Authority Educational Facilities RB Series 2020 (BBB+/NR)
250,000	5.000	04/01/2023	250,000
270,000	5.000	04/01/2024	274,100
270,000	5.000	04/01/2025	277,428
Commonwealth of Virginia Common wealth Transportation Board Capital Projects RB Series 2016 (Aa1/AA+)
11,855,000	4.000	05/15/2032	12,257,404
Halifax County IDA Recovery Zone Facility RB Series 2010A (NON-AMT) (A2\BBB+)(a)(c)
5,000,000	1.650	05/31/2024	4,864,776
Hampton Roads Transportation Authority Accountability Commission Transportation Fund Senior Lien Bond Anticipation Notes Series 2021A (Aa2/A+)
14,325,000	5.000	07/01/2026	15,481,871
Henry County Industrial Development Authority Grant Anticipation RB Series 2019 B (A1/NR)
5,625,000	2.000	11/01/2023	5,594,462
Louisa Industrial Development Authority RB Virginia Electric and Power Co. Series 2008 B (A2/BBB+)(a)(c)
2,500,000	0.750	09/02/2025	2,304,765
Town of Louisa IDA Pollution Control Refunding RB Series 2008A (BBB+/A)(a)(c)
1,325,000	1.900	06/01/2023	1,320,694
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (Aa1/AA+)
2,535,000	1.400	12/01/2023	2,509,052
Virginia Housing Development Authority Rental Housing Bonds 2018 Series E-NON-AMT (AA+/NR)
10,506,203	0.670	03/01/2025	10,020,591
Virginia Port Authority Commonwealth Port Fund RB Series 2015 (Aa1/AA+)(b)
2,000,000	5.000	07/01/2025	2,080,857

The accompanying notes are an integral part of these financial statements.	213

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Port Authority Commonwealth Port Fund RB Series 2015 (AMT) (Aa1/AA+)(b)
$2,150,000	5.000%	07/01/2025	$2,236,922
Virginia Small Business Financing Authority Environmental Facilities RB for Pure Salmon Virginia LLC Project Series 2022 (NR/NR)(a)(c)
15,000,000	3.500	11/01/2023	14,986,142
Virginia Small Business Financing Authority RB Refunding National Senior Campuses, Inc. Obligated Group Series 2020 A (NR/NR)
700,000	5.000	01/01/2025	716,333
1,250,000	5.000	01/01/2026	1,300,008
Wise County IDA Solid Waste & Sewage Disposal RB Series 2009A (BBB+/NR)(a)(c)
12,500,000	0.750	09/02/2025	11,523,826
Wise County IDA Solid Waste & Sewage Disposal RB Series 2010A (NON-AMT) (BBB+/NR)(a)(c)
6,895,000	1.200	05/31/2024	6,673,795
York County Economic Development Authority Pollution Control Refunding RB Series 2009A (NON-AMT) (BBB+/A)(a)(c)
4,250,000	1.900	06/01/2023	4,236,188

			138,219,104

Washington – 2.2%
Central Puget Sound Regional Transit Authority Sales Tax Improvement Refunding Bonds Series 2015S-1 (Aa1/AAA)(b)
1,050,000	5.000	11/01/2025	1,117,409
City of Seattle Municipal Light & Power Refunding RB 2021 Series B (AA/NR)(d)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.25%) 4.220	11/01/2026	9,816,462
Clark County Evergreen School District UT GO Bonds Series 2022 (Aa3/NR)
1,615,000	5.000	12/01/2024	1,679,838
Issaquah School District UT GO Refunding Bonds Series 2022 (Aaa/AA+)
765,000	4.000	12/01/2024	782,740
960,000	5.000	12/01/2025	1,023,383
1,975,000	5.000	12/01/2026	2,158,405
1,500,000	4.000	12/01/2027	1,611,355
King County Housing Authority RB Refunding Series 2020 (NR/AA)
225,000	3.000	06/01/2024	224,582
280,000	3.000	06/01/2025	279,124
King County Junior Lien Sewer RB Refunding Series 2020 A (Aa2/AA)(a)(c)
10,000,000	0.625	01/01/2024	9,794,786
King County Junior Lien Sewer Revenue Refunding Bonds 2021 Series A (AA/NR)(d)
11,250,000	(SIFMA Municipal Swap Index Yield + 0.23%) 4.200	01/01/2027	10,951,089
King County Renton School District UT GO Bonds Series 2023 (Aa3/NR)
1,000,000	5.000	12/01/2025	1,062,568
King County Sewer Improvement Refunding RB 2016 Series B (Aa1/AA+)
12,500,000	4.000	07/01/2033	12,962,112

Municipal Bonds – (continued)
Washington – (continued)
Port of Seattle Intermediate Lien Revenue Refunding Bonds Series 2015B (A1/AA-)
4,545,000	5.000	03/01/2033	4,661,924
Port of Seattle Intermediate Lien Revenue Refunding Bonds Series 2021C (A1/AA-)
4,995,000	5.000	08/01/2024	5,110,829
Port of Seattle Intermediate Lien Revenue Refunding Bonds Series 2022B (AMT) (A1/AA-)
1,500,000	5.000	08/01/2026	1,601,512
2,000,000	5.000	08/01/2028	2,190,221
State of Washington Various Purpose GO Bonds Series 2022A (Aaa/AA+)
5,885,000	5.000	08/01/2027	6,544,342
State of Washington Various Purpose GO Bonds Series 2022C (Aaa/AA+)
5,125,000	5.000	02/01/2026	5,495,037
State of Washington Various Purpose GO Refunding Bonds Series R-2018C (Aaa/AA+)
13,825,000	5.000	08/01/2024	14,273,107
State of Washington Various Purpose GO Refunding Bonds Series R-2022C (AA+/Aaa)
17,640,000	4.000	07/01/2026	18,568,443
State of Washington Various Purpose GORefunding Bonds Series R-2016B (Aaa/AA+)
1,075,000	5.000	07/01/2025	1,134,724
Washington Economic Development Finance Authority Environmental Facilities Revenue Refunding Bonds for Mura Cascade ELP LLC Project Series 2022 (NR/NR)(a)(c)(e)
10,000,000	3.900	12/08/2023	10,001,898
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-1 (Baa1/A-)
1,300,000	5.000	08/01/2025	1,353,067
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-2 (Baa1/A-)
3,260,000	5.000	08/01/2025	3,393,076
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019B-2 (Baa1/A-)(a)(c)
5,000,000	5.000	08/01/2025	5,166,727
Washington Health Care Facilities Authority RB for Fred Hutchinson Cancer Research Center Series 2015 (A2/NR)(b)
1,500,000	5.000	07/01/2025	1,580,645
Washington Healthcare Facilities Authority RB Series 2019B-1 (A-/BBB+)(a)(c)
7,445,000	5.000	08/01/2024	7,550,508

			142,089,913

West Virginia – 0.3%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2010A (A-/A-)(a)(c)
4,645,000	0.625	12/15/2025	4,252,028
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2011A (A-/A-)(a)(c)
5,650,000	1.000	09/01/2025	5,269,422
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/A-)(a)(c)
10,350,000	3.000	06/18/2027	10,107,644

			19,629,094

214	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – 1.0%
County of Dane GO Bonds Series 2020 A (NR/AAA)
$3,290,000	2.000%	04/01/2026	$3,191,236
Public Finance Authority Healthcare Facilities Revenue & Refunding RB Series 2020A (A/NR)
300,000	5.000	01/01/2024	303,845
Public Finance Authority Pollution Control Revenue Refunding Bonds for Duke Energy Progress Project Series 2022A (NON-AMT) (NR/A)(a)(c)
5,145,000	3.300	10/01/2026	5,207,152
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
1,925,000	4.000	01/01/2026	1,899,351
2,000,000	4.000	01/01/2027	1,957,722
1,720,000	4.000	01/01/2028	1,667,832
1,790,000	4.000	01/01/2029	1,717,033
Public Finance Authority Student Housing RB Series 2020A (AGM) (AA/NR)
160,000	4.000	07/01/2024	161,825
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (Baa3/NR)(f)
9,579,000	0.000	12/15/2027	7,241,636
State of Wisconsin GO Bonds 2016 Series A (AA+/Aa1)
5,000,000	5.000	05/01/2034	5,216,709
Waushara County Note Anticipation Notes Series 2022A (A+/NR)
5,260,000	4.500	06/01/2027	5,439,604
Wisconsin Health & Educational Facilities Authority RB for Advocate Aurora Health Credit Group Series 2018B-2 (Aa3/AA)(a)(c)
1,065,000	5.000	06/24/2026	1,138,179
Wisconsin Health & Educational Facilities Authority RB for Advocate Aurora Health Credit Group Series 2018C-3 (Aa3/AA)(a)(c)
1,250,000	5.000	06/24/2026	1,335,093
Wisconsin Health & Educational Facilities Authority RB for Marshfield Clinic Health System Series 2020B-2 (NR/A-)(a)(c)
10,690,000	5.000	02/15/2027	11,208,403
Wisconsin Health & Educational Facilities Authority RB Series 2018C-4 (AA/AA)(d)
4,000,000	(SIFMA Municipal Swap Index Yield + 0.65%) 4.620	07/31/2024	4,001,947
Wisconsin Health & Educational Facilities Authority RB Series 2020 for Hmong American Peace Academy (BBB/NR)
120,000	4.000	03/15/2024	119,744
125,000	4.000	03/15/2025	124,694
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3\AA)(d)
3,315,000	(SIFMA Municipal Swap Index Yield + 0.18%) 4.150	07/01/2026	3,207,093

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Housing & Economic Development Authority Home Ownership RB 2021 Series D (GNMA/FHLMC/FNMA COLL) (AA/NR)(d)
$6,755,000	(SIFMA Municipal Swap Index Yield + 0.15%) 4.120%	12/02/2024	$6,724,180

			61,863,278

TOTAL MUNICIPAL BONDS
(Cost $6,404,785,610)			$6,370,116,001

TOTAL INVESTMENTS – 98.2% (Cost $6,404,785,610)			$6,370,116,001

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			114,657,216

NET ASSETS – 100.0%			$6,484,773,217

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2023. Certain variable rate securities are not based on published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(c)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rates disclosed is that which is in effect on March 31, 2023.

(d)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	When-issued security.

(h)	Zero coupon bond until next reset date.

(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	215

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2023

Investment Abbreviations:
ABS	—Asset-Backed Security
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax (subject to)
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. Insured Custodial Receipts
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
HUD SECT 8	—Hud Section 8
IDA	—Industrial Development Agency
LIBOR	—London Interbank Offered Rates
LP	—Limited Partnership
LT	—Limited Tax
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
RB	—Revenue Bond
RMKT	—Remarketed
SD CRED PROG	—School District Credit Program
SIFMA	—Securities Industry and Financial Markets Association
SOFR	—Secured Overnight Financing Rate
SONYMA	—State of New York Mortgage Agency
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
UT	—Unlimited Tax
UPMC	—University of Pittsburgh Medical Center
WR	—Withdrawn Rating

216	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Assets and Liabilities

March 31, 2023

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $8,240,795,757, $9,438,014,851, $193,036,504 and $6,404,785,610, respectively)	$7,943,894,666	$8,977,172,682	$178,875,421	$6,370,116,001
Cash	136,432,630	100,898,068	2,308,338	65,418,069
Receivables:
Interest	99,561,777	134,229,728	2,352,424	63,065,733
Investments sold	28,190,318	4,849,888	47,481	—
Fund shares sold	12,481,802	17,186,763	1,092,764	44,313,270
Reimbursement from investment adviser	597,728	821,866	77,480	1,026,963
Unrealized gain on swap contracts	—	224,752	—	—
Other assets	670,000	548,001	64,879	382,154
Total assets	8,221,828,921	9,235,931,748	184,818,787	6,544,322,190

Liabilities:
Payables:
Investment purchased on an extended-settlement basis	41,773,629	35,742,496	838,317	23,580,590
Fund shares redeemed	24,218,040	24,150,392	4,740	28,814,769
Management fees	2,684,841	4,207,709	—	2,410,022
Income distribution	2,121,020	1,073,732	788	1,725,040
Distribution and Service fees and Transfer Agency fees	740,786	449,868	—	223,273
Investments purchased	495,865	4,849,603	—	1,512,999
Upfront payments received on swap contracts	—	108,586	—	—
Due to broker(a)	—	130,000	—	—
Accrued expenses	895,735	1,049,500	229,964	1,282,280
Total liabilities	72,929,916	71,761,886	1,073,809	59,548,973

Net Assets:
Paid-in capital	8,947,124,316	10,085,692,329	208,424,592	6,952,640,664
Total distributable loss	(798,225,311)	(921,522,467)	(24,679,614)	(467,867,447)
NET ASSETS	$8,148,899,005	$9,164,169,862	$183,744,978	$6,484,773,217
Net Assets:
Class A	$987,090,579	$443,662,038	$—	$147,619,778
Class C	112,467,938	57,853,434	—	9,855,350
Institutional	3,860,842,200	1,641,483,782	—	1,304,120,066
Separate Account Institutional	—	—	183,744,978	—
Service	23,308	—	—	126,303
Investor	1,353,998,195	514,972,379	—	121,439,291
Class R6	129,989,657	15,465,490	—	217,303,431
Class P	1,704,487,128	6,490,732,739	—	4,684,308,998
Total Net Assets	$8,148,899,005	$9,164,169,862	$183,744,978	$6,484,773,217
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	65,377,405	49,120,855	—	14,282,028
Class C	7,445,954	6,403,530	—	954,563
Institutional	255,838,523	181,703,963	—	126,371,981
Separate Account Institutional	—	—	19,438,504	—
Service	1,537	—	—	12,235
Investor	89,779,224	56,952,677	—	11,763,880
Class R6	8,610,337	1,713,345	—	21,067,444
Class P	112,892,740	719,145,301	—	454,069,571
Net asset value and offering:(b)
Class A	$15.10	$9.03	$—	$10.34
Class C	15.10	9.03	—	10.32
Institutional	15.09	9.03	—	10.32
Separate Account Institutional	—	—	9.45	—
Service	15.17	—	—	10.32
Investor	15.08	9.04	—	10.32
Class R6	15.10	9.03	—	10.31
Class P	15.10	9.03	—	10.32

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps

High Yield Municipal Fund	$(130,000)

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund is $15.69, $9.46 and $10.50, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	217

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2023

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund
Investment income:

Interest	$291,652,709	$438,270,650	$7,105,858	$189,516,796

Expenses:

Management fees	30,264,109	44,987,700	—	28,632,107

Transfer Agency fees(a)	5,222,182	3,761,455	37,910	2,928,594

Distribution and/or Service (12b-1) fees(a)	3,748,127	1,641,350	—	518,354

Custody, accounting and administrative services	1,191,072	1,443,357	122,724	1,699,534

Service fees — Class C	311,242	157,392	—	25,310

Printing and mailing costs	246,227	87,455	37,503	88,122

Professional fees	185,072	189,112	132,762	183,170

Registration fees	97,809	85,355	8,435	40,517

Trustee fees	61,796	70,755	59,650	59,159

Shareholder Administration fees — Service Shares	58	—	—	312

Other	188,249	156,976	14,106	158,936

Total expenses	41,515,943	52,580,907	413,090	34,334,115

Less — expense reductions	(1,632,416)	(1,876,741)	(413,090)	(2,097,776)

Net expenses	39,883,527	50,704,166	—	32,236,339

NET INVESTMENT INCOME	251,769,182	387,566,484	7,105,858	157,280,457

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(363,221,278)	(378,100,791)	(12,575,355)	(350,583,115)

Futures contracts	109,169,459	106,665,258	2,509,317	—

Swap contracts	29,819	722,572	—	223,645

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(161,112,152)	(641,642,807)	(2,296,800)	211,412,205

Futures contracts	(21,883,656)	(19,601,683)	(551,972)	—

Swap contracts	(24,925)	(538,364)	—	(186,940)

Net realized and unrealized loss	(437,042,733)	(932,495,815)	(12,914,810)	(139,134,205)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(185,273,551)	$(544,929,331)	$(5,808,952)	$18,146,252

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Service	Investor	Class R6	Separate Account Institutional	Class P
Dynamic Municipal Income	$2,814,343	$933,726	$58	$1,350,885	$149,396	$1,527,988	$10	$1,575,200	$41,557	$—	$577,146
High Yield Municipal	1,169,173	472,177	—	561,203	75,548	624,203	—	579,941	4,151	—	1,916,409
Municipal Income Completion	—	—	—	—	—	—	—	—	—	37,910	—
Short Duration Tax-Free	442,111	75,931	312	212,213	12,149	677,880	51	168,816	78,433	—	1,779,052

218	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund		High Yield Municipal Fund
	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022
From operations:

Net investment income	$251,769,182	$235,936,167	$387,566,484	$365,528,269

Net realized gain (loss)	(254,022,000)	(4,754,054)	(270,712,961)	17,054,849

Net change in unrealized loss	(183,020,733)	(649,257,122)	(661,782,854)	(766,583,040)

Net decrease in net assets resulting from operations	(185,273,551)	(418,075,009)	(544,929,331)	(383,999,922)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(29,970,028)	(29,300,108)	(17,777,603)	(17,014,419)

Class C Shares	(2,387,779)	(1,777,553)	(1,918,122)	(1,689,750)

Institutional Shares	(114,789,480)	(103,386,729)	(64,209,280)	(56,301,601)

Service Shares	(581)	(438)	—	—

Investor Shares	(38,483,397)	(30,246,921)	(19,586,679)	(17,889,848)

Class R6 Shares	(4,166,568)	(2,966,047)	(572,565)	(436,851)

Class P Shares	(57,591,591)	(59,975,154)	(263,304,062)	(256,470,548)

Total distributions to shareholders	(247,389,424)	(227,652,950)	(367,368,311)	(349,803,017)

From share transactions:

Proceeds from sales of shares	5,724,000,765	4,299,824,031	6,064,725,416	3,198,061,591

Reinvestment of distributions	225,030,094	207,625,254	354,863,680	336,893,717

Cost of shares redeemed	(7,785,605,546)	(2,793,672,561)	(7,005,285,490)	(2,499,520,898)

Net increase (decrease) in net assets resulting from share transactions	(1,836,574,687)	1,713,776,724	(585,696,394)	1,035,434,410

TOTAL INCREASE (DECREASE)	(2,269,237,662)	1,068,048,765	(1,497,994,036)	301,631,471

Net Assets:

Beginning of year	10,418,136,667	9,350,087,902	10,662,163,898	10,360,532,427

End of year	$8,148,899,005	$10,418,136,667	$9,164,169,862	$10,662,163,898

The accompanying notes are an integral part of these financial statements.	219

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets (continued)

	Municipal Income Completion Fund		Short Duration Tax-Free Fund
	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022
From operations:

Net investment income	$7,105,858	$4,277,524	$157,280,457	$123,606,752

Net realized loss	(10,066,038)	(23,852)	(350,359,470)	(75,269,218)

Net change in unrealized gain (loss)	(2,848,772)	(14,090,246)	211,225,265	(421,211,676)

Net increase (decrease) in net assets resulting from operations	(5,808,952)	(9,836,574)	18,146,252	(372,874,142)

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	—	(2,848,102)	(1,498,577)

Class C Shares	—	—	(127,249)	(28,450)

Institutional Shares	—	—	(31,343,923)	(24,044,693)

Separate Account Institutional Shares	(7,194,386)	(4,214,312)	—	—

Service Shares	—	—	(1,796)	(592)

Investor Shares	—	—	(2,626,180)	(1,711,710)

Class R6 Shares	—	—	(4,941,962)	(767,506)

Class P Shares	—	—	(110,070,875)	(91,321,891)

Total distributions to shareholders	(7,194,386)	(4,214,312)	(151,960,087)	(119,373,419)

From share transactions:

Proceeds from sales of shares	59,312,133	129,003,913	3,374,866,913	7,425,473,026

Reinvestment of distributions	7,069,325	4,201,498	132,553,673	104,978,590

Cost of shares redeemed	(74,547,652)	(19,410,287)	(8,625,972,295)	(7,286,187,538)

Net increase (decrease) in net assets resulting from share transactions	(8,166,194)	113,795,124	(5,118,551,709)	244,264,078

TOTAL INCREASE (DECREASE)	(21,169,532)	99,744,238	(5,252,365,544)	(247,983,483)

Net Assets:

Beginning of year	204,914,510	105,170,272	11,737,138,761	11,985,122,244

End of year	$183,744,978	$204,914,510	$6,484,773,217	$11,737,138,761

220	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class A Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.72	$16.63	$15.59	$16.02	$15.59

Net investment income(a)	0.41	0.33	0.36	0.37	0.44

Net realized and unrealized gain (loss)	(0.63)	(0.92)	1.03	(0.43)	0.42

Total from investment operations	(0.22)	(0.59)	1.39	(0.06)	0.86

Distributions to shareholders from net investment income	(0.40)	(0.32)	(0.35)	(0.37)	(0.43)

Net asset value, end of year	$15.10	$15.72	$16.63	$15.59	$16.02

Total Return(b)	(1.32)%	(3.66)%	9.00%	(0.43)%	5.62%

Net assets, end of year (in 000’s)	$987,091	$1,389,169	$1,521,711	$1,330,377	$769,894

Ratio of net expenses to average net assets	0.73%	0.72%	0.72%	0.73%	0.74%

Ratio of total expenses to average net assets	0.75%	0.74%	0.75%	0.76%	0.78%

Ratio of net investment income to average net assets	2.71%	1.97%	2.21%	2.25%	2.78%

Portfolio turnover rate(c)	33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	221

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class C Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.72	$16.64	$15.60	$16.03	$15.60

Net investment income(a)	0.30	0.20	0.24	0.24	0.32

Net realized and unrealized gain (loss)	(0.63)	(0.93)	1.03	(0.42)	0.42

Total from investment operations	(0.33)	(0.73)	1.27	(0.18)	0.74

Distributions to shareholders from net investment income	(0.29)	(0.19)	(0.23)	(0.25)	(0.31)

Net asset value, end of year	$15.10	$15.72	$16.64	$15.60	$16.03

Total Return(b)	(2.06)%	(4.44)%	8.19%	(1.17)%	4.83%

Net assets, end of year (in 000’s)	$112,468	$144,456	$153,277	$141,952	$83,931

Ratio of net expenses to average net assets	1.48%	1.47%	1.47%	1.48%	1.49%

Ratio of total expenses to average net assets	1.50%	1.49%	1.50%	1.51%	1.53%

Ratio of net investment income to average net assets	1.97%	1.22%	1.46%	1.50%	2.04%

Portfolio turnover rate(c)	33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

222	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Institutional Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.71	$16.62	$15.58	$16.02	$15.59

Net investment income(a)	0.46	0.38	0.41	0.42	0.49

Net realized and unrealized gain (loss)	(0.63)	(0.92)	1.03	(0.43)	0.43

Total from investment operations	(0.17)	(0.54)	1.44	(0.01)	0.92

Distributions to shareholders from net investment income	(0.45)	(0.37)	(0.40)	(0.43)	(0.49)

Net asset value, end of year	$15.09	$15.71	$16.62	$15.58	$16.02

Total Return(b)	(1.00)%	(3.35)%	9.37%	(0.16)%	5.97%

Net assets, end of year (in 000’s)	$3,860,842	$4,492,546	$4,188,941	$3,206,615	$1,858,949

Ratio of net expenses to average net assets	0.40%	0.39%	0.39%	0.39%	0.40%

Ratio of total expenses to average net assets	0.42%	0.41%	0.42%	0.42%	0.44%

Ratio of net investment income to average net assets	3.06%	2.30%	2.54%	2.59%	3.14%

Portfolio turnover rate(c)	33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	223

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Service Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.79	$16.71	$15.67	$16.10	$15.66

Net investment income(a)	0.39	0.30	0.34	0.34	0.42

Net realized and unrealized gain (loss)	(0.63)	(0.93)	1.03	(0.42)	0.43

Total from investment operations	(0.24)	(0.63)	1.37	(0.08)	0.85

Distributions to shareholders from net investment income	(0.38)	(0.29)	(0.33)	(0.35)	(0.41)

Net asset value, end of year	$15.17	$15.79	$16.71	$15.67	$16.10

Total Return(b)	(1.48)%	(3.87)%	8.79%	(0.58)%	5.50%

Net assets, end of year (in 000’s)	$23	$24	$26	$203	$38

Ratio of net expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.90%

Ratio of total expenses to average net assets	0.92%	0.92%	0.92%	0.92%	0.93%

Ratio of net investment income to average net assets	2.56%	1.79%	2.06%	2.09%	2.65%

Portfolio turnover rate(c)	33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

224	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Investor Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.70	$16.61	$15.57	$16.00	$15.57

Net investment income(a)	0.45	0.37	0.40	0.41	0.48

Net realized and unrealized gain (loss)	(0.63)	(0.92)	1.03	(0.43)	0.42

Total from investment operations	(0.18)	(0.55)	1.43	(0.02)	0.90

Distributions to shareholders from net investment income	(0.44)	(0.36)	(0.39)	(0.41)	(0.47)

Net asset value, end of year	$15.08	$15.70	$16.61	$15.57	$16.00

Total Return(b)	(1.08)%	(3.43)%	9.28%	(0.19)%	5.88%

Net assets, end of year (in 000’s)	$1,353,998	$1,469,286	$1,193,082	$904,160	$480,724

Ratio of net expenses to average net assets	0.48%	0.47%	0.47%	0.48%	0.49%

Ratio of total expenses to average net assets	0.50%	0.49%	0.50%	0.51%	0.53%

Ratio of net investment income to average net assets	2.98%	2.22%	2.46%	2.50%	3.03%

Portfolio turnover rate(c)	33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	225

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class R6 Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$15.72	$16.63	$15.59	$16.02	$15.59

Net investment income(a)	0.46	0.38	0.41	0.42	0.49

Net realized and unrealized gain (loss)	(0.63)	(0.92)	1.04	(0.42)	0.43

Total from investment operations	(0.17)	(0.54)	1.45	— (b)	0.92

Distributions to shareholders from net investment income	(0.45)	(0.37)	(0.41)	(0.43)	(0.49)

Net asset value, end of year	$15.10	$15.72	$16.63	$15.59	$16.02

Total Return(c)	(0.93)%	(3.39)%	9.37%	(0.08)%	5.98%

Net assets, end of year (in 000’s)	$129,990	$163,855	$97,337	$69,532	$44,934

Ratio of net expenses to average net assets	0.39%	0.38%	0.38%	0.38%	0.39%

Ratio of total expenses to average net assets	0.41%	0.40%	0.41%	0.41%	0.42%

Ratio of net investment income to average net assets	3.06%	2.31%	2.55%	2.61%	3.11%

Portfolio turnover rate(d)	33%	15%	6%	23%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

226	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class P Shares
	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$15.72	$16.63	$15.59	$16.02	$15.65

Net investment income(b)	0.46	0.38	0.41	0.43	0.46

Net realized and unrealized gain (loss)	(0.63)	(0.92)	1.04	(0.43)	0.36

Total from investment operations	(0.17)	(0.54)	1.45	— (c)	0.82

Distributions to shareholders from net investment income	(0.45)	(0.37)	(0.41)	(0.43)	(0.45)

Net asset value, end of period	$15.10	$15.72	$16.63	$15.59	$16.02

Total Return(d)	(0.99)%	(3.33)%	9.37%	(0.08)%	5.35%

Net assets, end of period (in 000’s)	$1,704,487	$2,758,800	$2,195,715	$1,683,366	$1,193,566

Ratio of net expenses to average net assets	0.39%	0.38%	0.38%	0.38%	0.39	%(e)

Ratio of total expenses to average net assets	0.41%	0.40%	0.41%	0.41%	0.43	%(e)

Ratio of net investment income to average net assets	3.05%	2.31%	2.55%	2.61%	3.11	%(e)

Portfolio turnover rate(f)	33%	15%	6%	23%	16%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	227

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class A Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.86	$10.49	$9.59	$9.91	$9.55

Net investment income(a)	0.37	0.31	0.33	0.37	0.38

Net realized and unrealized gain (loss)	(0.85)	(0.65)	0.89	(0.34)	0.35

Total from investment operations	(0.48)	(0.34)	1.22	0.03	0.73

Distributions to shareholders from net investment income	(0.35)	(0.29)	(0.32)	(0.35)	(0.37)

Net asset value, end of year	$9.03	$9.86	$10.49	$9.59	$9.91

Total Return(b)	(4.84)%	(3.36)%	12.87%	0.13%	7.79%

Net assets, end of year (in 000’s)	$443,662	$539,203	$594,728	$419,784	$377,942

Ratio of net expenses to average net assets	0.86%	0.85%	0.85%	0.85%	0.85%

Ratio of total expenses to average net assets	0.89%	0.88%	0.89%	0.91%	0.92%

Ratio of net investment income to average net assets	4.03%	2.90%	3.23%	3.61%	3.97%

Portfolio turnover rate(c)	32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

228	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class C Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.86	$10.49	$9.59	$9.91	$9.55

Net investment income(a)	0.30	0.23	0.25	0.29	0.31

Net realized and unrealized gain (loss)	(0.85)	(0.65)	0.89	(0.34)	0.35

Total from investment operations	(0.55)	(0.42)	1.14	(0.05)	0.66

Distributions to shareholders from net investment income	(0.28)	(0.21)	(0.24)	(0.27)	(0.30)

Net asset value, end of year	$9.03	$9.86	$10.49	$9.59	$9.91

Total Return(b)	(5.55)%	(4.09)%	12.03%	(0.62)%	6.99%

Net assets, end of year (in 000’s)	$57,853	$76,559	$80,215	$77,387	$60,899

Ratio of net expenses to average net assets	1.61%	1.60%	1.60%	1.60%	1.60%

Ratio of total expenses to average net assets	1.64%	1.63%	1.64%	1.66%	1.67%

Ratio of net investment income to average net assets	3.27%	2.15%	2.50%	2.85%	3.22%

Portfolio turnover rate(c)	32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	229

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Institutional Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.86	$10.49	$9.59	$9.91	$9.55

Net investment income(a)	0.40	0.34	0.36	0.40	0.41

Net realized and unrealized gain (loss)	(0.85)	(0.64)	0.89	(0.34)	0.35

Total from investment operations	(0.45)	(0.30)	1.25	0.06	0.76

Distributions to shareholders from net investment income	(0.38)	(0.33)	(0.35)	(0.38)	(0.40)

Net asset value, end of year	$9.03	$9.86	$10.49	$9.59	$9.91

Total Return(b)	(4.55)%	(3.06)%	13.22%	0.43%	8.10%

Net assets, end of year (in 000’s)	$1,641,484	$1,808,838	$1,416,246	$894,702	$699,635

Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.55%	0.56%

Ratio of total expenses to average net assets	0.56%	0.55%	0.56%	0.57%	0.58%

Ratio of net investment income to average net assets	4.34%	3.21%	3.54%	3.91%	4.27%

Portfolio turnover rate(c)	32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

230	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Investor Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.87	$10.50	$9.60	$9.92	$9.56

Net investment income(a)	0.39	0.33	0.35	0.39	0.41

Net realized and unrealized gain (loss)	(0.85)	(0.64)	0.89	(0.34)	0.34

Total from investment operations	(0.46)	(0.31)	1.24	0.05	0.75

Distributions to shareholders from net investment income	(0.37)	(0.32)	(0.34)	(0.37)	(0.39)

Net asset value, end of year	$9.04	$9.87	$10.50	$9.60	$9.92

Total Return(b)	(4.60)%	(3.12)%	13.14%	0.38%	8.05%

Net assets, end of year (in 000’s)	$514,972	$565,860	$496,140	$331,991	$202,256

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.64%	0.63%	0.65%	0.66%	0.66%

Ratio of net investment income to average net assets	4.27%	3.15%	3.48%	3.85%	4.21%

Portfolio turnover rate(c)	32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	231

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class R6 Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$9.85	$10.48	$9.58	$9.91	$9.55

Net investment income(a)	0.40	0.34	0.35	0.40	0.41

Net realized and unrealized gain (loss)	(0.84)	(0.64)	0.90	(0.35)	0.35

Total from investment operations	(0.44)	(0.30)	1.25	0.05	0.76

Distributions to shareholders from net investment income	(0.38)	(0.33)	(0.35)	(0.38)	(0.40)

Net asset value, end of year	$9.03	$9.85	$10.48	$9.58	$9.91

Total Return(b)	(4.44)%	(3.06)%	13.24%	0.32%	8.09%

Net assets, end of year (in 000’s)	$15,465	$10,354	$11,001	$11	$11

Ratio of net expenses to average net assets	0.53%	0.53%	0.53%	0.54%	0.55%

Ratio of total expenses to average net assets	0.55%	0.54%	0.55%	0.57%	0.55%

Ratio of net investment income to average net assets	4.37%	3.22%	3.44%	3.92%	4.28%

Portfolio turnover rate(c)	32%	13%	7%	20%	16%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

232	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class P Shares
	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$9.85	$10.48	$9.58	$9.90	$9.60

Net investment income(b)	0.40	0.34	0.36	0.40	0.39

Net realized and unrealized gain (loss)	(0.84)	(0.64)	0.89	(0.34)	0.28

Total from investment operations	(0.44)	(0.30)	1.25	0.06	0.67

Distributions to shareholders from net investment income	(0.38)	(0.33)	(0.35)	(0.38)	(0.37)

Net asset value, end of period	$9.03	$9.85	$10.48	$9.58	$9.90

Total Return(c)	(4.44)%	(3.06)%	13.24%	0.44%	7.14%

Net assets, end of period (in 000’s)	$6,490,733	$7,661,350	$7,762,203	$6,139,055	$5,961,922

Ratio of net expenses to average net assets	0.54%	0.53%	0.53%	0.54%	0.55	%(d)

Ratio of total expenses to average net assets	0.55%	0.54%	0.55%	0.56%	0.57	%(d)

Ratio of net investment income to average net assets	4.35%	3.22%	3.56%	3.93%	4.27	%(d)

Portfolio turnover rate(e)	32%	13%	7%	20%	16%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	233

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Municipal Income Completion Fund
	Separate Account Institutional Shares
	Year Ended March 31,			Period Ended March 31, 2020(a)
	2023	2022	2021
Per Share Data

Net asset value, beginning of period	$10.08	$10.68	$9.65	$10.00

Net investment income(b)	0.35	0.27	0.31	0.35

Net realized and unrealized gain (loss)	(0.63)	(0.60)	1.03	(0.34)

Total from investment operations	(0.28)	(0.33)	1.34	0.01

Distributions to shareholders from net investment income	(0.35)	(0.27)	(0.31)	(0.36)

Net asset value, end of period	$9.45	$10.08	$10.68	$9.65

Total Return(c)	(2.59)%	(3.22)%	14.11%	(0.10)%

Net assets, end of period (in 000’s)	$183,745	$204,915	$105,170	$17,651

Ratio of net expenses to average net assets	—%	—%	—%	—%

Ratio of total expenses to average net assets	0.22%	0.20%	0.45%	6.51%

Ratio of net investment income to average net assets	3.75%	2.53%	2.96%	3.40%

Portfolio turnover rate(d)	59%	14%	8%	7%

(a)	Commenced operations on April 1, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

234	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class A Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$10.43	$10.83	$10.63	$10.66	$10.48

Net investment income(a)	0.17	0.07	0.11	0.16	0.16

Net realized and unrealized gain (loss)	(0.09)	(0.40)	0.20	(0.03)	0.17

Total from investment operations	0.08	(0.33)	0.31	0.13	0.33

Distributions to shareholders from net investment income	(0.17)	(0.07)	(0.11)	(0.16)	(0.15)

Net asset value, end of year	$10.34	$10.43	$10.83	$10.63	$10.66

Total Return(b)	0.79%	(3.08)%	2.92%	1.18%	3.20%

Net assets, end of year (in 000’s)	$147,620	$206,175	$255,472	$134,986	$119,675

Ratio of net expenses to average net assets	0.67%	0.68%	0.68%	0.68%	0.69%

Ratio of total expenses to average net assets	0.75%	0.72%	0.73%	0.74%	0.75%

Ratio of net investment income to average net assets	1.68%	0.66%	1.05%	1.45%	1.51%

Portfolio turnover rate(c)	74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	235

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class C Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$10.42	$10.82	$10.62	$10.65	$10.47

Net investment income(a)	0.14	0.03	0.08	0.11	0.12

Net realized and unrealized gain (loss)	(0.11)	(0.41)	0.19	(0.03)	0.17

Total from investment operations	0.03	(0.38)	0.27	0.08	0.29

Distributions to shareholders from net investment income	(0.13)	(0.02)	(0.07)	(0.11)	(0.11)

Net asset value, end of year	$10.32	$10.42	$10.82	$10.62	$10.65

Total Return(b)	0.29%	(3.47)%	2.51%	0.78%	2.80%

Net assets, end of year (in 000’s)	$9,855	$10,700	$12,988	$17,180	$15,681

Ratio of net expenses to average net assets	1.07%	1.08%	1.08%	1.08%	1.09%

Ratio of total expenses to average net assets	1.49%	1.47%	1.48%	1.50%	1.50%

Ratio of net investment income to average net assets	1.32%	0.26%	0.70%	1.04%	1.10%

Portfolio turnover rate(c)	74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

236	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Institutional Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$10.41	$10.82	$10.62	$10.64	$10.47

Net investment income(a)	0.20	0.10	0.15	0.19	0.19

Net realized and unrealized gain (loss)	(0.09)	(0.41)	0.19	(0.02)	0.16

Total from investment operations	0.11	(0.31)	0.34	0.17	0.35

Distributions to shareholders from net investment income	(0.20)	(0.10)	(0.14)	(0.19)	(0.18)

Net asset value, end of year	$10.32	$10.41	$10.82	$10.62	$10.64

Total Return(b)	1.08%	(2.89)%	3.23%	1.58%	3.42%

Net assets, end of year (in 000’s)	$1,304,120	$2,223,538	$2,424,423	$1,646,398	$1,488,011

Ratio of net expenses to average net assets	0.39%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.42%	0.39%	0.40%	0.40%	0.41%

Ratio of net investment income to average net assets	1.91%	0.96%	1.36%	1.75%	1.77%

Portfolio turnover rate(c)	74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	237

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Service Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$10.42	$10.82	$10.62	$10.64	$10.47

Net investment income(a)	0.15	0.05	0.10	0.14	0.14

Net realized and unrealized gain (loss)	(0.10)	(0.40)	0.19	(0.02)	0.16

Total from investment operations	0.05	(0.35)	0.29	0.12	0.30

Distributions to shareholders from net investment income	(0.15)	(0.05)	(0.09)	(0.14)	(0.13)

Net asset value, end of year	$10.32	$10.42	$10.82	$10.62	$10.64

Total Return(b)	0.47%	(3.28)%	2.71%	1.07%	2.90%

Net assets, end of year (in 000’s)	$126	$126	$133	$179	$293

Ratio of net expenses to average net assets	0.89%	0.88%	0.88%	0.88%	0.89%

Ratio of total expenses to average net assets	0.91%	0.89%	0.90%	0.91%	0.91%

Ratio of net investment income to average net assets	1.50%	0.46%	0.91%	1.27%	1.31%

Portfolio turnover rate(c)	74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

238	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Investor Shares(a)
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$10.41	$10.82	$10.62	$10.64	$10.47

Net investment income(b)	0.20	0.10	0.14	0.18	0.19

Net realized and unrealized gain (loss)	(0.09)	(0.42)	0.20	(0.02)	0.16

Total from investment operations	0.11	(0.32)	0.34	0.16	0.35

Distributions to shareholders from net investment income	(0.20)	(0.09)	(0.14)	(0.18)	(0.18)

Net asset value, end of year	$10.32	$10.41	$10.82	$10.62	$10.64

Total Return(c)	1.04%	(2.94)%	3.18%	1.53%	3.37%

Net assets, end of year (in 000’s)	$121,439	$154,004	$175,488	$111,743	$65,719

Ratio of net expenses to average net assets	0.42%	0.43%	0.43%	0.43%	0.44%

Ratio of total expenses to average net assets	0.49%	0.47%	0.48%	0.49%	0.50%

Ratio of net investment income to average net assets	1.93%	0.91%	1.31%	1.69%	1.79%

Portfolio turnover rate(d)	74%	41%	20%	29%	44%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	239

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class R6 Shares
	Year Ended March 31,
	2023	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of year	$10.41	$10.81	$10.61	$10.64	$10.46

Net investment income(a)	0.20	0.10	0.15	0.19	0.21

Net realized and unrealized gain (loss)	(0.10)	(0.40)	0.19	(0.03)	0.15

Total from investment operations	0.10	(0.30)	0.34	0.16	0.36

Distributions to shareholders from net investment income	(0.20)	(0.10)	(0.14)	(0.19)	(0.18)

Net asset value, end of year	$10.31	$10.41	$10.81	$10.61	$10.64

Total Return(b)	0.99%	(2.79)%	3.24%	1.50%	3.51%

Net assets, end of year (in 000’s)	$217,303	$303,269	$8,393	$5,992	$5,014

Ratio of net expenses to average net assets	0.38%	0.37%	0.37%	0.37%	0.38%

Ratio of total expenses to average net assets	0.40%	0.39%	0.39%	0.39%	0.40%

Ratio of net investment income to average net assets	1.96%	0.97%	1.37%	1.75%	1.96%

Portfolio turnover rate(c)	74%	41%	20%	29%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

240	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class P Shares
	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020
Per Share Data

Net asset value, beginning of period	$10.41	$10.81	$10.61	$10.64	$10.46

Net investment income(b)	0.20	0.10	0.15	0.19	0.18

Net realized and unrealized gain (loss)	(0.09)	(0.40)	0.19	(0.03)	0.17

Total from investment operations	0.11	(0.30)	0.34	0.16	0.35

Distributions to shareholders from net investment income	(0.20)	(0.10)	(0.14)	(0.19)	(0.17)

Net asset value, end of period	$10.32	$10.41	$10.81	$10.61	$10.64

Total Return(c)	1.09%	(2.79)%	3.24%	1.50%	3.42%

Net assets, end of period (in 000’s)	$4,684,309	$8,839,327	$9,108,224	$5,572,014	$4,965,675

Ratio of net expenses to average net assets	0.38%	0.37%	0.37%	0.37%	0.38	%(d)

Ratio of total expenses to average net assets	0.41%	0.38%	0.39%	0.39%	0.40	%(d)

Ratio of net investment income to average net assets	1.92%	0.97%	1.36%	1.75%	1.86	%(d)

Portfolio turnover rate(e)	74%	41%	20%	29%	44%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	241

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements

March 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service, Investor, R6, and P	Diversified
High Yield Municipal	A, C, Institutional, Investor, R6, and P	Diversified
Municipal Income Completion	Separate Account Institutional	Diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class P and Separate Account Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS MUNICIPAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — it is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party    (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit

GOLDMAN SACHS MUNICIPAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2023:

DYNAMIC MUNICIPAL INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$7,902,469,168	$—

Corporate Bonds	—	9,217,690	32,207,808

Total	$—	$7,911,686,858	$32,207,808

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD MUNICIPAL FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$8,816,599,226	$—

Corporate Bonds	—	25,831,714	61,024,090

U.S. Treasury Obligations	—	73,717,652	—

Total	$—	$8,916,148,592	$61,024,090

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$224,752	$—

MUNICIPAL INCOME COMPLETION FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$177,361,506	$—

Corporate Bonds	—	84,043	1,429,872

Total	$—	$177,445,549	$1,429,872

SHORT DURATION TAX-FREE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bonds	$—	$6,370,116,001	$—

Total	$—	$6,370,116,001	$—

(a)	Amount shown represents unrealized gain at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

GOLDMAN SACHS MUNICIPAL FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

High Yield Municipal
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$224,752	—	$—

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Municipal Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$29,819	$(24,925)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts.	109,169,459	(21,883,656)
Total		$109,199,278	$(21,908,581)

High Yield Municipal
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$722,572	$(538,364)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	106,665,258	(19,601,683)
Total		$107,387,830	$(20,140,047)

Municipal Income Completion
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,509,317	$(551,972)

Short Duration Tax-Free
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$223,645	$(186,940)

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended March 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts or Notional Amounts(1)
Fund	Futures Contracts	Swap Contracts
Dynamic Municipal Income	4,151	$2,000,000
High Yield Municipal	3,493	46,916,667
Municipal Income Completion	88	—
Short Duration Tax-Free	—	15,000,000

(1)	Amounts disclosed represent average number of contracts for futures contracts or notional amounts for swap agreements, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

With the exception of the Municipal Income Completion Fund, as compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. The Municipal Income Completion Fund does not pay a management fee to GSAM. However, the Fund is used exclusively to implement municipal investment strategies for separately managed account clients of GSAM that participate in certain “wrap-fee” programs.

For the fiscal year ended March 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Dynamic Municipal Income	0.40%	0.36%	0.34%	0.34%	0.33%	0.36%	0.36%
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.50	0.50
Short Duration Tax-Free	0.39	0.35	0.33	0.33	0.32	0.35	0.35

B.  Distribution and/or Service (12b-1 Plans) — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to

GOLDMAN SACHS MUNICIPAL FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A shares, the Distributor at its direction may use compensation for distribution services paid under the Distribution plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the minimum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2023, Goldman Sachs agreed to waive a portion of the distribution and/or service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2023. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Municipal Income	$19,058	$—
High Yield Municipal	23,746	—
Short Duration Tax-Free	815	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; 0.04% of the average daily net assets of Institutional and Service Shares; and 0.02% of the average daily net assets of Separate Account Institutional Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.02% and 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs also agreed to reduce or limit its transfer agency fee to 0.00% as an annual percentage rate of the average daily net assets attributable to Separate Account Institutional Shares of the Municipal Income Completion Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Trustees. Prior to July 29, 2022, Goldman Sachs waived a portion of the transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor shares of the Short Duration Tax-Free Fund.

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets is 0.004% for Dynamic Municipal Income, High Yield Municipal, Short Duration Tax-Free Funds and 0.00% for Municipal Income Completion Fund. These Other Expense limitations will remain in place through at least July 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Class C Distribution and Service Fee	Transfer Agency Waivers/Credits		Other Expense Reimbursements	Total Expense Reductions
Dynamic Municipal Income	$—	$—		$1,632,416	$1,632,416
High Yield Municipal	—	202,782	(a)	1,673,959	1,876,741
Municipal Income Completion	—	37,910		375,180	413,090
Short Duration Tax-Free	35,434	161,466	(a)	1,900,876	2,097,776

(a)	Applicable to Class A, Class C and Investor Shares.

G.  Line of Credit Facility — As of March 31, 2023, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000. The facility was decreased to $1,110,000,000 effective April 19, 2023.

H.  Other Transactions with Affiliates — As of March 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Service
Dynamic Municipal Income	16%

A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees.

GOLDMAN SACHS MUNICIPAL FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2023, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$486,987,674	$689,058,348	$(38,557,164)
High Yield Municipal	101,970,859	254,613,407	(10,797,840)
Municipal Income Completion	11,572,553	23,383,820	(2,477,974)
Short Duration Tax-Free	758,407,435	407,229,195	(21,048,750)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Municipal Income	$—	$2,734,680,123	$—	$4,488,127,604
High Yield Municipal	—	2,786,689,437	—	3,382,090,521
Municipal Income Completion	—	109,733,265	—	111,957,632
Short Duration Tax-Free	150,026,870	5,850,631,628	148,190,904	10,845,551,672

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2023, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Distributions paid from:
Ordinary Income	$14,878,864	$29,466,262	$534,680	$5,814,722
Tax-exempt income	232,510,560	337,902,049	6,393,677	146,145,365
Long-term capital gain	—	—	266,029	—
Total Distributions	$247,389,424	$367,368,311	$7,194,386	$151,960,087

The tax character of distributions paid during the fiscal year ended March 31, 2022, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Distributions paid from:
Ordinary Income	$22,341,203	$33,859,265	$349,262	$12,760,965
Tax-exempt income	205,311,747	315,943,752	3,865,050	106,612,454
Total Distributions	$227,652,950	$349,803,017	$4,214,312	$119,373,419

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2023

7. TAX INFORMATION (continued)

As of March 31, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Undistributed tax exempt income — net	$26,159,680	$178,254,533	$158,315	$21,976,001
Total undistributed earnings	$26,159,680	$178,254,533	$158,315	$21,976,001
Capital loss carryforwards:
Perpetual Short-Term	$(320,738,267)	$(340,746,081)	$(2,249,893)	$(223,966,150)
Perpetual Long-Term	(83,666,408)	(229,939,665)	(3,699,459)	(175,860,780)
Total capital loss carryforwards	$(404,404,675)	$(570,685,746)	$(5,949,352)	$(399,826,930)
Timing differences (Post October Loss Deferral, Defaulted Bond Income and Distributions Payable)	$(130,913,471)	$(100,061,798)	$(4,620,065)	$(65,146,730)
Unrealized gains (losses) — net	$(289,066,845)	$(429,029,456)	$(14,268,512)	$(24,869,788)
Total accumulated earnings (losses) — net	$(798,225,311)	$(921,522,467)	$(24,679,614)	$(467,867,447)

As of March 31, 2023, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Tax Cost	$8,232,960,955	$9,406,415,224	$193,143,933	$6,394,985,789
Gross unrealized gain	109,182,747	276,006,426	1,330,865	73,379,257
Gross unrealized loss	(398,249,592)	(705,035,882)	(15,599,377)	(98,249,045)
Net unrealized gain (loss)	$(289,066,845)	$(429,029,456)	$(14,268,512)	$(24,869,788)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that

GOLDMAN SACHS MUNICIPAL FUNDS

8. OTHER RISKS (continued)

involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Geographic and Sector Risk — If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2023

8. OTHER RISKS (continued)

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	22,072,557	$331,771,300	24,035,764	$401,861,311
Reinvestment of distributions	1,786,114	26,784,408	1,565,685	26,033,103
Shares redeemed	(46,862,904)	(704,097,040)	(28,708,626)	(476,003,236)
	(23,004,233)	(345,541,332)	(3,107,177)	(48,108,822)
Class C Shares
Shares sold	1,433,521	21,489,634	1,601,928	26,838,276
Reinvestment of distributions	132,693	1,989,760	88,184	1,466,460
Shares redeemed	(3,307,207)	(49,563,152)	(1,714,939)	(28,559,885)
	(1,740,993)	(26,083,758)	(24,827)	(255,149)
Institutional Shares
Shares sold	207,449,449	3,115,644,394	106,361,167	1,772,929,202
Reinvestment of distributions	6,467,052	96,909,201	5,259,511	87,346,842
Shares redeemed	(244,048,441)	(3,657,756,713)	(77,630,429)	(1,280,276,972)
	(30,131,940)	(445,203,118)	33,990,249	579,999,072
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	7	94	4	69
	7	94	4	69
Investor Shares
Shares sold	74,666,658	1,119,912,763	41,956,371	698,566,082
Reinvestment of distributions	2,569,585	38,477,927	1,823,620	30,243,937
Shares redeemed	(81,041,680)	(1,214,262,037)	(22,008,256)	(362,246,818)
	(3,805,437)	(55,871,347)	21,771,735	366,563,201
Class R6 Shares
Shares sold	4,687,923	70,501,060	6,346,136	105,873,398
Reinvestment of distributions	218,284	3,272,691	154,463	2,563,437
Shares redeemed	(6,721,751)	(100,933,565)	(1,927,583)	(31,819,908)
	(1,815,544)	(27,159,814)	4,573,016	76,616,927
Class P Shares
Shares sold	71,024,708	1,064,681,614	77,180,945	1,293,755,762
Reinvestment of distributions	3,837,555	57,596,013	3,612,672	59,971,706
Shares redeemed	(137,487,665)	(2,058,993,039)	(37,285,771)	(614,766,042)
	(62,625,402)	(936,715,412)	43,507,846	738,961,426

NET INCREASE (DECREASE)	(123,123,542)	$(1,836,574,687)	100,710,846	$1,713,776,724

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2023

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	23,397,802	$214,118,542	15,718,918	$166,920,047
Reinvestment of distributions	1,673,864	15,162,368	1,367,738	14,444,007
Shares redeemed	(30,661,756)	(278,935,117)	(19,085,592)	(201,344,310)
	(5,590,090)	(49,654,207)	(1,998,936)	(19,980,256)
Class C Shares
Shares sold	1,821,271	16,510,132	1,645,557	17,550,032
Reinvestment of distributions	193,714	1,755,104	147,891	1,560,160
Shares redeemed	(3,377,649)	(30,598,586)	(1,674,075)	(17,601,320)
	(1,362,664)	(12,333,350)	119,373	1,508,872
Institutional Shares
Shares sold	185,201,785	1,687,185,009	99,816,354	1,058,131,502
Reinvestment of distributions	6,039,516	54,715,972	4,394,598	46,313,315
Shares redeemed	(193,041,307)	(1,754,570,943)	(55,724,676)	(581,805,532)
	(1,800,006)	(12,669,962)	48,486,276	522,639,285
Investor Shares
Shares sold	49,221,207	448,137,143	25,312,083	268,864,000
Reinvestment of distributions	2,158,093	19,570,133	1,693,533	17,880,365
Shares redeemed	(51,781,131)	(470,127,402)	(16,908,475)	(177,331,196)
	(401,831)	(2,420,126)	10,097,141	109,413,169
Class R6 Shares
Shares sold	1,380,919	12,685,279	642,556	6,871,403
Reinvestment of distributions	52,792	476,401	35,546	373,752
Shares redeemed	(771,642)	(6,845,853)	(676,174)	(6,745,802)
	662,069	6,315,827	1,928	499,353
Class P Shares
Shares sold	407,334,320	3,686,089,311	158,138,125	1,679,724,607
Reinvestment of distributions	29,063,961	263,183,702	24,314,923	256,322,118
Shares redeemed	(495,179,133)	(4,464,207,589)	(145,195,767)	(1,514,692,738)
	(58,780,852)	(514,934,576)	37,257,281	421,353,987

NET INCREASE (DECREASE)	(67,273,374)	$(585,696,394)	93,963,063	$1,035,434,410

GOLDMAN SACHS MUNICIPAL FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Municipal Income Completion Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Separate Account Institutional Shares
Shares sold	6,227,429	$59,312,133	11,899,829	$129,003,913
Reinvestment of distributions	750,974	7,069,325	391,488	4,201,498
Shares redeemed	(7,863,092)	(74,547,652)	(1,812,740)	(19,410,287)

NET INCREASE (DECREASE)	(884,689)	$(8,166,194)	10,478,577	$113,795,124

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2023

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,062,309	$72,620,960	7,084,774	$76,358,080
Reinvestment of distributions	220,893	2,270,032	104,902	1,130,045
Shares redeemed	(12,771,327)	(131,302,287)	(11,004,539)	(118,652,801)
	(5,488,125)	(56,411,295)	(3,814,863)	(41,164,676)
Class C Shares
Shares sold	403,942	4,138,812	218,073	2,363,659
Reinvestment of distributions	10,539	108,163	2,034	21,882
Shares redeemed	(487,051)	(5,004,278)	(393,378)	(4,245,678)
	(72,570)	(757,303)	(173,271)	(1,860,137)
Institutional Shares
Shares sold	93,561,437	961,961,018	140,049,807	1,509,919,118
Reinvestment of distributions	1,648,791	16,918,760	991,377	10,656,424
Shares redeemed	(182,387,244)	(1,872,456,915)	(151,648,001)	(1,628,592,534)
	(87,177,016)	(893,577,137)	(10,606,817)	(108,016,992)
Service Shares
Shares sold	—	—	2,304	25,000
Reinvestment of distributions	175	1,796	55	592
Shares redeemed	(48)	(500)	(2,568)	(27,841)
	127	1,296	(209)	(2,249)
Investor Shares
Shares sold	14,183,523	145,714,572	14,258,158	153,466,994
Reinvestment of distributions	255,801	2,625,669	159,020	1,709,206
Shares redeemed	(17,461,788)	(179,527,698)	(15,852,805)	(169,359,133)
	(3,022,464)	(31,187,457)	(1,435,627)	(14,182,933)
Class R6 Shares
Shares sold	13,417,696	137,850,360	36,272,487	388,483,591
Reinvestment of distributions	53,630	549,794	13,123	140,126
Shares redeemed	(21,543,788)	(220,729,702)	(7,922,010)	(83,867,771)
	(8,072,462)	(82,329,548)	28,363,600	304,755,946
Class P Shares
Shares sold	199,615,745	2,052,581,191	490,367,780	5,294,856,584
Reinvestment of distributions	10,729,457	110,079,459	8,501,219	91,320,315
Shares redeemed	(605,482,757)	(6,216,950,915)	(492,116,679)	(5,281,441,780)
	(395,137,555)	(4,054,290,265)	6,752,320	104,735,119

NET INCREASE (DECREASE)	(498,970,065)	$(5,118,551,709)	19,085,133	$244,264,078

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS MUNICIPAL FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

GOLDMAN SACHS MUNICIPAL FUNDS

Fund Expenses — Six Month Period Ended March 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 through March 31, 2023, which represents a period of 182 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Municipal Income Completion Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/2023*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/2023*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/2023*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/2023*
Class A
Actual	$1,000.00	$1,057.53		$3.77	$1,000.00	$1,064.07		$4.41	N/A	N/A		N/A	$1,000.00	$1,031.68		$3.38
Hypothetical 5% return	1,000.00	1,021.27	+	3.70	1,000.00	1,020.66	+	4.32	N/A	N/A		N/A	1,000.00	1,021.61	+	3.36
Class C
Actual	1,000.00	1,052.87		7.60	1,000.00	1,060.11		8.25	N/A	N/A		N/A	1,000.00	1,029.67		5.40
Hypothetical 5% return	1,000.00	1,017.53	+	7.47	1,000.00	1,016.92	+	8.08	N/A	N/A		N/A	1,000.00	1,019.61	+	5.37
Institutional
Actual	1,000.00	1,059.29		2.07	1,000.00	1,065.71		2.82	N/A	N/A		N/A	1,000.00	1,033.11		2.01
Hypothetical 5% return	1,000.00	1,022.92	+	2.04	1,000.00	1,022.21	+	2.76	N/A	N/A		N/A	1,000.00	1,022.95	+	2.00
Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	$1,000.00	$1,069.47		$0.00	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,024.93	+	0.00	N/A	N/A		N/A
Service
Actual	1,000.00	1,056.39		4.67	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,030.54		4.54
Hypothetical 5% return	1,000.00	1,020.39	+	4.59	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,020.46	+	4.51
Investor
Actual	1,000.00	1,058.17		2.48	1,000.00	1,065.34		3.12	N/A	N/A		N/A	1,000.00	1,033.00		2.11
Hypothetical 5% return	1,000.00	1,022.52	+	2.44	1,000.00	1,021.91	+	3.06	N/A	N/A		N/A	1,000.00	1,022.85	+	2.10
Class R6
Actual	1,000.00	1,059.32		2.02	1,000.00	1,067.00		2.77	N/A	N/A		N/A	1,000.00	1,033.18		1.96
Hypothetical 5% return	1,000.00	1,022.97	+	1.99	1,000.00	1,022.26	+	2.71	N/A	N/A		N/A	1,000.00	1,023.00	+	1.95
Class P
Actual	1,000.00	1,059.32		2.02	1,000.00	1,067.00		2.77	N/A	N/A		N/A	1,000.00	1,033.16		1.96
Hypothetical 5% return	1,000.00	1,022.97	+	1.99	1,000.00	1,022.25	+	2.71	N/A	N/A		N/A	1,000.00	1,023.00	+	1.95

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Service	Investor	Class R6	Class P
Dynamic Municipal Income	0.73%	1.48%	0.40%	N/A	0.91%	0.48%	0.39%	0.39%
High Yield Municipal	0.86	1.61	0.55	N/A	N/A	0.61	0.54	0.54
Municipal Income Completion	N/A	N/A	N/A	—	N/A	N/A	N/A	N/A
Short Duration Tax-Free	0.67	1.07	0.40	N/A	0.90	0.42	0.39	0.39

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 71	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021- Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014- December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012- July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018- Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2023.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2023, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (31 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2023.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2023, 93.98%, 91.98%, 92.28%, and 96.16% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, High Yield Municipal Fund, Municipal Income Completion Fund and Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Municipal Income Completion Fund designates $266,029 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2023.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under supervision as of March 31, 2023, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2023 Goldman Sachs. All rights reserved. 319431-OTU-1803744 TFFIAR-23

Goldman Sachs Funds Annual Report March 31, 2023 Short Duration and Government Fixed Income Funds Enhanced Income Government Income Inflation Protected Securities Short Duration Bond Short Duration Government Short-Term Conservative Income

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION BOND

∎	SHORT DURATION GOVERNMENT

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

During the 12 months ended March 31, 2023 (the “Reporting Period”), the performance of the global fixed income markets was broadly influenced by central bank monetary policy, higher interest rates, inflationary trends and other macroeconomic data, geopolitical events, and U.S. and European banking stress.

In the second quarter of 2022, when the Reporting Period began, rising inflation, the policy response by global central banks and geopolitical uncertainty driven by the Russia/Ukraine war were at the core of the market narrative. In May 2022, U.S. consumer inflation reached its highest level in nearly four decades and then hit a new high in June, as rising energy and food costs pushed up prices. Supply-chain disruptions, high energy prices and uncertainty related to the Russia/Ukraine war appeared to increase the risk of recession. The U.S. Federal Reserve (“Fed”) accelerated its pace of monetary policy tightening, raising the federal funds target (“fed funds”) rate by 50 basis points in May and then by 75 basis points in June. (A basis point is 1/100th of a percentage point.) Policymakers also announced they would begin reducing the Fed’s balance sheet, beginning in June. Elsewhere, a number of developed markets’ central banks, including the Bank of England (“BoE”), hiked interest rates during the second calendar quarter. Rising short-term yields and market expectations for continued central bank tightening hurt duration-sensitive securities, while concerns about the U.S. economic outlook led to credit spread widening. (Duration is a measure of a security’s sensitivity to changes in interest rates. Credit spreads are yield differentials between corporate bonds and government securities of comparable maturity.) In the emerging markets, Eastern Europe’s economic growth was constrained by energy supply shocks and reported heightened inflation, reflecting the region’s proximity and trade linkages to Russia and Ukraine. Meanwhile, China’s adherence to a zero-COVID policy due to the Omicron wave resulted in new lockdowns and mobility restrictions, further slowing economic growth in the region. Latin America presented certain election risks, as several countries, including Colombia and Brazil, entered their presidential election cycles.

During the third quarter of 2022, noticeable tightening of financial conditions, guided by investor expectations for more aggressive monetary policy action by central banks, drove the market narrative. The U.S. Fed’s hawkish policy was supported by higher than consensus expected core Consumer Price Index (“CPI”) data and a still-tight labor market that showed only moderate signs of cooling. (Hawkish tends to suggest higher interest rates; opposite of dovish. Core CPI data excludes food and energy prices.) Indeed, during July, Fed officials raised the fed funds rate by 75 basis points. That same month, the U.S. Treasury yield curve, or spectrum of maturities, inverted between two-year and 10-year maturities, meaning two-year yields were higher than 10-year yields. (Historically, an inverted U.S. Treasury yield curve often precedes an economic recession.) Also in July, the European Central Bank (“ECB”) delivered a larger than expected 50 basis point interest rate hike, taking its policy rates out of negative territory. During August, central banks showed they had limited patience for persistent inflation. At the Fed’s Jackson Hole symposium that month, Fed Chair Jerome Powell dispelled near-term prospects of a policy pivot, stressing that Fed officials remained committed to “restoring price stability” and acknowledging this might require “a restrictive policy stance for some time.” Meanwhile, numerous central banks, including the ECB and BoE, announced larger than consensus anticipated rate increases. A notable exception was China’s central bank, which engaged in measured and selective easing to address economic growth headwinds from a property market downturn and COVID-19 restrictions in the country. During September, the Fed hiked the fed funds rate by another 75 basis points, and a number of other central banks also tightened their respective monetary policies. In the U.K., the government unveiled a budget intended to support economic growth through personal and corporate tax cuts combined with supply-side reforms. After this expansionary fiscal policy was announced, U.K. bonds sold off sharply, and the yields of 10-year and 30-year U.K. government bonds rose significantly. The sell-off had extended beyond the U.K., with both 10-year U.S. Treasury and German government bond yields rising to their highest levels in more than a decade.

During the fourth quarter of 2022, the market appeared to focus on investors’ ongoing search for peak inflation, peak central bank hawkishness and peak levels of real yields. (Real yield is the interest rate an investor receives from government bonds after adjusting for the inflation rate.) In October, U.S. Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. However, policymakers also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected. In this environment, the U.S. Treasury yield curve inversion increased, as two-year yields rose in anticipation of additional upcoming Fed action. In early November, the Fed raised the fed funds rate by yet another 75 basis points. Broad messaging from policymakers suggested a strong preference to slow the pace of interest rate hikes to allow them to evaluate the impact of the significant tightening during 2022 year to date. Ten-year U.S. Treasury yields fell in response. In December, the

1

MARKET REVIEW

release of November’s inflation data showed numbers were lower than consensus expected, suggesting inflationary pressures were easing. The Fed raised the fed funds rate by 50 basis points, but policymakers indicated they were determined to continue their fight to tame inflation and future rate hikes would likely be “appropriate.” Elsewhere, the ECB and BoE similarly delivered interest rates hikes during the fourth quarter, with policymakers signaling they expected future action to be data dependent. In mid-October, the U.K. government withdrew its controversial budget, which reduced market concerns about U.K. fiscal policy and its inflationary implications. A new U.K. budget was announced in November, which was seen more positively by markets, as it included tax increases and spending cuts that sought to fill a substantial funding gap. In December, the Bank of Japan, which had been an outlier for much of 2022, took a step towards convergence with other central banks, with policymakers widening their target for the 10-year Japanese government bond yield. In response, Japan’s 10-year government bond yield rose to an almost two-decade high. Benchmark 10-year government bond yields in the U.S., U.K. and Europe followed suit. As for the emerging markets, they benefited broadly from slowing global inflation and easing oil prices during the fourth quarter. In December, China began reopening its economy, as the government departed from its stringent zero-COVID policy, though data showed a sharper than consensus expected slowdown in economic activity.

In January 2023, investors appeared optimistic that central banks might be nearing the end of their interest rate hiking schedules. Overall, signs of disinflation tempered fears of renewed aggressive monetary tightening, while economic reopening in China and abating recession risks in Europe supported the global growth outlook. At the beginning of February, the U.S. Fed stepped down its pace of interest rate increases to 25 basis points but also indicated policymakers thought “ongoing” rate hikes would be appropriate, a modestly hawkish surprise. Also in February, the release of unexpectedly strong U.S. economic and labor market data raised concerns about the “stickiness” (that is, the persistence) of inflation, leading market participants to anticipate further tightening from central banks. Bond prices fell amid a rise in interest rate volatility. The volatility continued into March as Powell opened the door to tighter Fed monetary policy, leading markets to reprice the terminal federal funds rate higher and for longer. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) The two-year U.S. Treasury yield rose in response, breaching 5% for the first time since 2007. The momentum reversed sharply in mid-March given a broad flight to quality that ensued amid U.S. and European banking stress, and short-term U.S. Treasury yields fell by more than 100 basis points, lessening the inversion of the U.S. Treasury yield curve. In this environment, Fed officials grappled with a difficult trade-off between the firm macroeconomic backdrop, including resilient labor markets and elevated inflation, and rising financial stability concerns. At its March meeting, the Fed implemented a 25 basis point rate hike, projected a weak economic outlook for the rest of 2023, and struck a more cautious tone on the forward path for the fed funds rate. Elsewhere, the ECB maintained its pace of interest rate hikes, delivering a 50 basis point increase on still-elevated inflation, though policymakers suggested that future rate hikes would be data dependent, while emphasizing their readiness to respond to any financial stability concerns. The BoE also maintained a tightening bias, raising interest rates by 25 basis points.

During the Reporting Period overall, spread, or non-government bond, sectors posted negative absolute returns. Sovereign emerging markets debt and investment grade corporate bonds performed the worst and also underperformed U.S. Treasury securities. The securitized sector, inclusive of mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, also generated negative returns but more modestly underperformed U.S. Treasury securities. High yield corporate bonds produced negative returns but outperformed U.S. Treasury securities during the Reporting Period. Within the broad U.S. fixed income market, the performance of Treasury inflation protected securities (“TIPS”) was especially weak, as inflation levels decreased after June 2022.

U.S. Treasury yields rose during the Reporting Period, with shorter-term yields rising more than longer-term yields. The yield on the bellwether 10-year U.S. Treasury rose approximately 116 basis points to end the Reporting Period at 3.48%.

Looking Ahead

At the end of the Reporting Period, we noted that the most recent data trends had strengthened the global soft landing narrative, though good news could be a double-edged sword. (A soft landing in economics is a cyclical downturn that avoids recession.) For instance, resilient economic growth may potentially invite additional interest rate hikes and threaten to elongate the economic adjustment that began in 2022. Consequently, the evolution of the growth/inflation mix and commensurate monetary policy responses remain the prevailing risk in 2023, in our view.

2

MARKET REVIEW

Overall, we believed macroeconomic conditions and the markets were at a critical juncture at the end of the Reporting Period. In the initial stages of interest rate hikes in 2022, central bank policy action was decisive, with the primary goal being the tightening of financial conditions. However, as central banks in more resilient economies approach their respective terminal rates, looser financial conditions and resurging economic growth may indicate their job is not yet complete. Indeed, market views on the possible paths for monetary policy in major economies have had remarkable shifts. For example, market-implied pricing for the U.S. Fed terminal fed funds rate reached a peak of 5.7% in early March 2023 on overheating fears, before falling to 4.6% amid credit crunch concerns driven by banking sector stress.

As the Reporting Period came to a close, we believed major economies would deliver positive, albeit below trend, growth for 2023 overall, in spite of what we considered gloomier signals from sentiment data. China is likely to be the growth outlier, in our view, with its rapid reopening likely to drive its economic activity above potential. As for inflation, we noted that it has proved sticky, with certain goods prices reaccelerating and services inflation staying firm. However, measures of medium-term inflation outcomes, such as wage growth and inflation expectations, appeared to have either stabilized or are easing. This suggests to us that as demand slows, progress on inflation normalization should resume in the second quarter of 2023. The disinflationary impulse from tighter credit conditions, combined with the lagged impact of past monetary tightening, may also help get progress on inflation back on track. That said, we expected regional divergence, with the U.S. ahead of Europe in the inflation improvement story and inflation in Japan continuing to firm.

Regarding the fixed income markets, we believed recessionary downside risk, combined with financial stability concerns, remained significant at the end of the Reporting Period, while additional upside relating to a sustained recovery was limited.

3

FUND RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Administration, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 1.14%, 1.12%, 1.37%, 0.87%, 1.29%, 1.38% and 1.38%, respectively. These returns compare to the 1.11% average annual total return of the ICE BofAML One-Year U.S. Treasury Note Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted the most from returns during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Conversely, our duration and yield curve positioning strategy contributed positively to results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) Bottom-up individual issue selection overall also contributed positively, with selection amongst government/swaps and corporate credit being the major contributors.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within our cross-sector strategy, the Fund’s overweights to commercial mortgage-backed securities and asset-backed securities detracted from the Fund’s performance. During the second quarter of 2022, when the Reporting Period began, weakness was driven by high rate volatility given high inflation, but slow economic growth created policy uncertainty. Mortgage spreads moved wider over the quarter on concerns around economic growth and risk-off investor sentiment, or heightened risk aversion, especially toward the end of the quarter given the aggressive path to policy normalization the Federal Reserve (the “Fed”) was taking. In August and September 2022, the mortgage-backed securities sector broadly suffered numerous headwinds, including persistent rate volatility and reduced investor demand. Heightened market volatility amid rising interest rates and risk-off investor sentiment pressured securitized credit spreads, which widened to levels not seen since the peak of the COVID-19 crisis. (Credit spreads are the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.) In January 2023, mortgage-backed securities spreads tightened in conjunction with the broader rate rally. However, in February, agency mortgage-backed securities mirrored the broader rates sell-off amid higher rate volatility, perturbed by strength in economic growth and labor market data. During the first half of March 2023, agency mortgage-backed securities’ yields fell amid banking sector collapses, before marginally rising in the second half as market volatility and risks of broader contagion subsided. Mortgage-backed securities spreads widened during the month as a whole.

Furthermore, the Fund’s overweight in high yield corporate bonds detracted from performance during the Reporting Period, attributable largely to March 2023, when there was

4

FUND RESULTS

acute weakness in the sector. High yield corporate bond spreads widened significantly during the month, as investors grappled with the implications of the stress seen in the financial sector. This resulted in outsized rate and equity volatility, which, in turn, caused a stall in capital market activity and sector outflows. However, receding fears of broader contagion effects of the turmoil on economic growth and a resultant rally in rates during the last few trading sessions of the month helped the sector to close on a relatively positive note.

Overall, our government/swap and corporate selection strategies contributed positively to the Fund’s results during the Reporting Period. Selection of specific U.S. Treasury securities within the government/swaps sector helped most. Selection of specific investment grade and high yield corporate bonds within the corporate selection strategy also added to returns during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning helped the Fund’s performance during the Reporting Period, driven primarily by our positioning and exposure to the U.S. yield curve. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

More specifically, through the first three quarters of the Reporting Period, duration positioning added to performance due to the Fund’s underweight exposure to the one-year segment of the U.S. yield curve. Market volatility remained high given persistent inflation, elevated economic growth risks and hawkish monetary policy. (Hawkish tends to suggest higher interest rates; opposite of dovish.) During the first quarter of 2023, the Fund’s duration positioning proved beneficial due to our rates barbell strategy in U.S. rates, meaning greater exposure to the shorter and longer segments of the yield curve and less exposure to the intermediate segment of the yield curve. In January 2023, market volatility moderated amid a backdrop of easing inflation and steady economic growth and in anticipation of a slower pace of monetary tightening. That backdrop was interrupted in February 2023 by strength in economic growth and labor market data that drove higher rate volatility as markets anticipated a bumpier path to disinflation and a higher-for-longer interest rate environment. As events around bank stress unfolded through March 2023, a reduced risk investor sentiment and flight to quality resulted in rates markets rallying significantly from the highs of early March.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used both interest rate swaps and Treasury futures during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used collateralized loan obligations and collateralized mortgage obligations to implement various investment views. The Fund used forward foreign currency exchange contracts for hedging purposes and to take active views in the currency market. During the Reporting Period, the use of each of these derivatives and similar instruments had a negative effect on the Fund’s performance, with the exception of the use of U.S. Treasury futures, which had a positive effect on the Fund’s results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Throughout the Reporting Period, we tactically managed the Fund’s exposure to corporate credit. While we increased the Fund’s exposure to the sector from the end of the prior Reporting Period, we decreased its overall exposure to the sector from earlier in this Reporting Period going into the first quarter of 2023. With this tactical management, we sought to maintain the Fund’s overweight to corporate credit overall based on strong corporate balance sheets while also managing risk in the face of market uncertainty and recession risk. Indeed, we maintained the Fund’s overweight to investment grade corporate credit given what we viewed as solid corporate fundamentals. We saw recent stress in the banking sector as creating some inexpensiveness in parts of the market. We anticipated, at the end of the Reporting Period, that these events may cause credit conditions to become more restrictive and limit the degree and pace of spread tightening. However, we viewed absolute yield levels above 5% as attractive for the sector and thus remained overweight as we sought to have the Fund benefit from strong income generation.

Additionally, as mentioned already, we made adjustments in duration positioning as market conditions shifted.

5

FUND RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

In July 2022, David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), announced his intention to retire from GSAM, effective December 31, 2022. As of October 1, 2022, Mr. Fishman no longer served as a portfolio manager for the Fund. John Olivo, Managing Director and Global Head of Short Duration Strategies within GSAM, continues to serve as portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

While the Fund’s benchmark is a U.S. Treasury index, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the ICE BofAML One-Year U.S. Treasury Note Index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds and asset-backed securities. The Fund also maintained exposures, albeit more modestly, to quasi-government securities, commercial mortgage-backed securities, mortgage-backed securities, high yield corporate bonds and emerging markets debt. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a position in cash at the end of the Reporting Period but the allocation was significantly reduced from March 2022.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we anticipated cautiousness and a data-dependent approach from policymakers given financial stability concerns. Despite the Fed pressing ahead with a series of 0.25% interest rate hikes, we saw considerable uncertainty on the path ahead. Should banking stress gradually fade through the spring of 2023 and macroeconomic data surprise to the upside, the Fed could resort to a higher terminal interest rate than the consensus had anticipated in March 2023. But if tighter credit conditions weigh on economic growth, the Fed may only follow through with one further interest rate hike. Taking this into consideration, we anticipate a 25 basis point rate hike by the Fed in May 2023. (A basis point is 1/100th of a percentage point.) Thus, while the Fund had a duration modestly shorter than the ICE BofAML One-Year U.S. Treasury Note Index at the end of the Reporting Period, we may extend the Fund’s duration in the months ahead as we expected to be near the end of this hiking cycle.

As always, in addition to Fed policy, we also intend to continue to closely monitor economic data, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

6

FUND BASICS

Enhanced Income Fund

as of March 31, 2023

FUND COMPOSITION *

        Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

~

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML One-Year U.S. Treasury Note Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A	1.14%	1.27%	0.83%	—

Administration	1.12%	1.24%	0.86%	—

Institutional	1.37%	1.54%	1.12%	—

Service (Commenced December 10, 2021)	0.87%	N/A	N/A	-0.28%

Investor	1.29%	1.43%	1.02%	—

Class R6 (Commenced July 31, 2015)	1.38%	1.53%	N/A	1.43%

Class P (Commenced April 20, 2018)	1.38%	N/A	N/A	1.50%

	* These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FUND RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -5.38%, -6.09%, -5.10%, -5.51%, -5.14%, -5.09%, -5.62% and -5.09%, respectively. These returns compare to the -4.59% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Government/ Mortgage Index (the “Bloomberg Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy overall detracted most from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration strategy had a rather neutral effect on the Fund’s relative performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Bottom-up individual issue selection overall, which are strategies that reflect any active views we take within particular sectors, contributed positively during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within our cross-sector strategy, the Fund’s positioning in commercial mortgage-backed securities, agency securities and mortgage-backed securities credit detracted most. This was only partially offset by positioning in mortgage-backed securities, which contributed positively. Positioning in asset-backed securities had a rather neutral effect on the Fund’s relative results during the Reporting Period.

Individual issue selection overall contributed positively to the Fund’s relative results during the Reporting Period, especially in the government/swaps sector, especially selection of agency securities.

Individual issue selection within the securitized sector overall had a rather neutral effect on performance. However, within the securitized sector, selection of asset-backed securities and commercial mortgage-backed securities proved beneficial, while selection of mortgage-backed securities detracted. Among mortgage-backed securities, a factor known as moneyness, which describes how exposure to different coupons of agency mortgage-backed securities, added value. However, this was more than offset by exposure to Ginnie Maes over conventional agency mortgage-backed securities, such as Fannie Maes and Freddie Macs, and by selection of specified mortgage-backed securities pools, which dampened relative performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration and yield curve positioning overall had a rather neutral effect on the Fund’s relative results during the Reporting Period. The Fund’s duration positioning remained largely neutral to that of the Bloomberg Index during the Reporting Period, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

9

FUND RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures, federal funds futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps and basis swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund also used swaptions as part of the Fund’s regular investment process as we sought to enhance return. During the Reporting Period, the use of futures, especially Treasury futures, and of swaptions contributed positively. The use of interest rate swaps and exchange-traded futures contracts had a negative impact on Fund performance overall. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

We shifted from an underweight bias to an overweight allocation to agency mortgage-backed securities relative to the Bloomberg Index during the Reporting Period given what we considered to be attractive carry and valuations. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.) Furthermore, historically, the sector has exhibited an attractive return profile during periods of market stress, benefiting from its implicit and explicit government guarantee and a flight to quality bid. (A flight to quality bid refers to the herd-like behavior of investors to shift out of risky assets during financial downturns or bear markets.)

We maintained the Fund’s overweight exposure to asset-backed securities relative to the Bloomberg Index during the Reporting Period. Both AAA-rated auto and AAA-rated credit card asset-backed securities appeared inexpensive relative to their investment grade AAA-rated corporate bond counterparts. Further, spreads, or yield differentials to duration-equivalent U.S. Treasuries, remained wide, making valuations attractive, in our view. While delinquencies rose on auto and credit card loans, reflecting increased household debt and the consequences of heightened levels of inflation during the Reporting Period, most delinquencies were from subprime borrowers.

We maintained the Fund’s overweight exposure to government agency debt through most of the Reporting Period, which, as mentioned earlier, contributed positively to relative results. We preferred government agency debt over U.S. Treasuries given that the former was more attractive, in our view, from a relative value perspective.

Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed though maintained a neutral duration overall.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective at the close of business on March 31, 2022, Raghavan Gopalsamy, Vice President, and Jon Calluzzo, Vice President, began serving as portfolio managers for the Fund. Peter Stone, Managing Director, continues to serve as a portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

At the end of March 2023, the Fund had overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in quasi-government securities and, to a lesser extent, in mortgage-backed securities, particularly agency mortgage-backed securities; commercial mortgage-backed securities; and asset-backed securities, especially student loan asset-backed securities. The Fund was underweight relative to the Bloomberg Index in U.S. Treasury securities at the end of the Reporting Period. The Fund had a rather neutral duration to that of the Bloomberg Index at the end of the Reporting Period.

10

FUND BASICS

Government Income Fund

as of March 31, 2023

FUND COMPOSITION *

        Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-5.38%	-0.07%	0.33%	—
Including sales charges	-8.94%	-0.83%	-0.05%	—

Class C
Excluding contingent deferred sales charges	-6.09%	-0.81%	-0.41%	—
Including contingent deferred sales charges	-7.03%	-0.81%	-0.41%	—

Institutional	-5.10%	0.25%	0.67%	—

Service	-5.51%	-0.24%	0.17%	—

Investor	-5.14%	0.20%	0.59%	—

Class R6 (Commenced July 31, 2015)	-5.09%	0.26%	N/A	0.47%

Class R	-5.62%	-0.32%	0.09%	—

Class P (Commenced April 20, 2018)	-5.09%	N/A	N/A	0.42%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

FUND RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -6.36%, -7.12%, -6.05%, -6.17%, -6.02%, -6.63% and -6.11%, respectively. These returns compare to the -6.06% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund generally performed in line with the Bloomberg U.S. TIPS Index on a relative basis. Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) contributed positively to the Fund’s relative performance during the Reporting Period.

The Fund’s cross-sector strategy also added value, albeit modestly, to its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Overall, the Fund’s duration strategy detracted modestly from its results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Yield curve positioning, which indicates a spectrum of interest rates within a particular sector based on maturities of varying lengths, also detracted from Fund performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

The Fund’s rather neutral exposure to shorter-dated TIPS, i.e. those with a maturity of less than seven years, versus slightly underweighted exposure to longer-dated TIPS, i.e. those with a maturity of greater than seven years, contributed positively to its relative performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration strategy detracted, but only modestly, from its relative results during the Reporting Period. The Fund’s duration positioning remained largely neutral to that of the Bloomberg U.S. TIPS Index during the Reporting Period, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted.

Yield curve positioning, primarily implemented via interest rate swaps and swap options, boosted the Fund’s results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and federal funds futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps, basis swaps and options were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies. During the Reporting Period, the use of futures, especially Treasury futures,

13

FUND RESULTS

detracted overall from the Fund’s performance, while the use of options, interest rate swaps, basis swaps and inflation-linked swaps contributed positively overall to performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period, adjusting positioning according to changes in realized inflation. That said, overall we marginally increased the Fund’s allocation to TIPS as heightened inflationary sentiment persisted. However, we maintained, on average, a modest Fund underweight to TIPS relative to the Bloomberg U.S. TIPS Index given the uncertainty that dominated the macroeconomic environment during the Reporting Period. We increased the Fund’s position in cash. At the end of the Reporting Period, we believed measures of medium-term inflation outcomes, such as wage growth and inflation expectations, were either stabilizing or easing even as inflation overall proved sticky, with certain goods prices reaccelerating and services inflation staying firm. In our view, this suggested progress on inflation normalization may well resume in the second quarter of 2023 should demand slow. We also believed the disinflationary impulse from tighter credit conditions, combined with the lagged impact of past monetary tightening, may also help progress on inflation get back on track. That said, we expected regional divergency, with the U.S. pacing ahead of Europe in the inflation improvement story, while inflation in Japan appeared to be firming.

Overall, the Fund’s duration positioning shifted modestly but not materially during the Reporting Period as market conditions changed. Throughout, we retained our neutral bias overall to U.S. interest rates.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective at the close of business on March 31, 2022, Raghavan Gopalsamy, Vice President, and Jon Calluzzo, Vice President, began serving as portfolio managers for the Fund. Peter Stone, Managing Director, continues to serve as a portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

At the end of March 2023, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. The Fund had a rather neutral duration relative to that of the Bloomberg U.S. TIPS Index at the end of the Reporting Period.

Going forward, we intend to continue to closely monitor macro developments for the potential impact on inflation expectations as we position the Fund’s portfolio.

14

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2023

FUND COMPOSITION *

        Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

**	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.92% and 9.64% years at March 31, 2023 and March 31, 2022, respectively.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Inflation Protected Securities Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-6.36%	2.32%	0.94%	—
Including sales charges	-9.84%	1.54%	0.56%	—

Class C
Excluding contingent deferred sales charges	-7.12%	1.55%	0.19%	—
Including contingent deferred sales charges	-8.05%	1.55%	0.19%	—

Institutional	-6.05%	2.67%	1.29%	—

Investor	-6.17%	2.56%	1.19%	—

Class R6 (Commenced July 31, 2015)	-6.02%	2.67%	N/A	2.36%

Class R	-6.63%	2.06%	0.69%	—

Class P (Commenced April 20, 2018)	-6.11%	N/A	N/A	2.75%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

16

FUND RESULTS

Goldman Sachs Short Duration Bond Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses Goldman Sachs Short Duration Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -0.63%, -1.02%, -0.31%, -0.37%, -0.31%, -0.87% and -0.30%, respectively. These returns compare to the 0.30% average annual total return of the Goldman Sachs Short Duration Bond Fund Composite Index (the “Short Duration Bond Composite”) during the same period. The Short Duration Bond Composite is comprised 50% of the Bloomberg U.S. 1-3 Year Corporate Bond Index and 50% of the Bloomberg U.S. 1-3 Year Government Bond Index, which generated average annual total returns of 0.36% and 0.23%, respectively, over the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Conversely, our duration and yield curve positioning strategy contributed positively to Fund performance during the Reporting Period. (Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) The duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Bottom-up individual issue selection overall contributed positively to the Fund’s relative performance during the Reporting Period.
Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within our cross-sector strategy, the Fund’s overweight to investment grade and high yield corporate credit detracted from its performance during the Reporting Period. Early in the Reporting Period, during the second quarter of 2022, credit spreads widened on concerns around economic growth and risk-off investor sentiment, or heightened risk aversion, especially toward the end of the quarter given the aggressive path to policy normalization taken by the Federal Reserve (the “Fed”). (Credit spreads are the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.) Partially offsetting this weak performance was the rally of high yield corporate bonds in January 2023, driven by the increased likelihood of a soft landing, as U.S. inflation and labor market data supported a slowdown in the pace of monetary tightening. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.) The Fund’s overweighted exposure to securitized credit, specifically mortgage-backed securities and collateralized loan obligations, also detracted.

Individual issue selection within our corporate, securitized and government/swaps selection strategies added to the Fund’s performance during the Reporting Period. Selection of specific investment grade financial and industrial bonds within the corporate selection strategy proved especially beneficial. Government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning overall helped the Fund’s performance during the Reporting Period, driven primarily by our positioning and

17

FUND RESULTS

exposure to the U.S. yield curve. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

More specifically, through the first three quarters of the Reporting Period, duration positioning added to performance due to the Fund’s underweight exposure to the one-year and two-year segments of the U.S. yield curve. Market volatility remained high given persistent inflation, elevated economic growth risks and hawkish monetary policy. (Hawkish tends to suggest higher interest rates; opposite of dovish.) During the first quarter of 2023, the Fund’s duration positioning proved beneficial due to the Fund’s then-overweight exposure to the two-year segment of the U.S. yield curve, as that segment moved lower during the quarter. In January 2023, market volatility moderated amid a backdrop of easing inflation and steady economic growth and in anticipation of a slower pace of monetary tightening. That backdrop was interrupted in February 2023 by strength in economic growth and labor market data that drove higher rate volatility as markets anticipated a bumpier path to disinflation and a higher-for-longer interest rate environment. As events around bank stress unfolded through March 2023, a reduced risk investor sentiment and flight to quality resulted in rates markets rallying significantly from the highs of early March. Only partially offsetting the positive effect of the Fund’s duration positioning was the Fund’s rates barbell strategy within its U.S. rates positioning, which detracted from results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures, federal funds futures, interest rate swaps and basis swaps during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used forward foreign currency exchange contracts to hedge its exposure to foreign currency exposure and increase total return. The Fund also used collateralized loan obligations, collateralized mortgage obligations, swaptions and TBAs (“to be announced”) to implement various investment views. The use of interest rate swaps, forward foreign currency exchange contracts, federal funds futures and swaptions had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period. The use of collateralized loan obligations, collateralized mortgage obligations, credit default swaps, Treasury futures and TBAs had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period, while the use of basis swaps had a rather neutral effect.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. During the Reporting Period, we tactically managed the Fund’s exposure to corporate credit, decreasing its overall exposure to the sector going into the first quarter of 2023. With this tactical management, we sought to maintain the Fund’s overweight to corporate credit overall based on strong corporate balance sheets while also managing risk in the face of market uncertainty and recession risk. Indeed, we maintained the Fund’s overweight to investment grade corporate credit given what we viewed as solid corporate fundamentals. We saw recent stress in the banking sector as creating some inexpensiveness in parts of the market. We anticipated, at the end of the Reporting Period, that these events may cause credit conditions to become more restrictive and limit the degree and pace of spread tightening. However, we viewed absolute yield levels above 5% as attractive for the sector and thus remained overweight as we sought to have the Fund benefit from strong income generation.

Additionally, as mentioned already, we made adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

In July 2022, David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), announced his intention to retire from GSAM, effective December 31, 2022. As of October 1, 2022, Mr. Fishman no longer served as a portfolio manager for the Fund. John Olivo, Managing Director and Global Head of Short Duration Strategies within GSAM, continues to serve as portfolio manager for the Fund.

18

FUND RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

While the Fund is benchmarked to an equally-balanced composite of the Bloomberg U.S. 1-3 Year Corporate Bond Index and the Bloomberg U.S. 1-3 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Bond Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably high yield corporate bonds, asset-backed securities and mortgage-backed securities. The Fund also had modest exposure to emerging markets debt, quasi-government bonds and commercial mortgage-backed securities at the end of the Reporting Period. The Fund also maintained a position in cash and cash equivalents* at the end of the Reporting Period. The Fund maintained an underweight relative to the Short Duration Bond Composite in the one- and three-year segments of the U.S. Treasury yield curve and a longer U.S. duration position compared to that of the Short Duration Bond Composite at the end of the Reporting Period.

At the end of the Reporting Period, we anticipated cautiousness and a data-dependent approach from policymakers given financial stability concerns. Despite the Fed pressing ahead with a series of 0.25% interest rate hikes, we saw considerable uncertainty on the path ahead. Should banking stress gradually fade through the spring of 2023 and macroeconomic data surprise to the upside, the Fed could resort to a higher terminal interest rate than the consensus had anticipated in March 2023. But if tighter credit conditions weigh on economic growth, the Fed may only follow through with one further interest rate hike. Taking this into consideration, we anticipate a 25 basis point rate hike by the Fed in May 2023. (A basis point is 1/100th of a percentage point.) Thus, while the Fund had a duration longer than the Short Duration Bond Composite at the end of the Reporting Period, we may extend the Fund’s duration further in the months ahead as we expected to be near the end of this hiking cycle.

As always, in addition to Fed policy, we intend to continue to closely monitor economic data, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

19

FUND BASICS

Short Duration Bond Fund

as of March 31, 2023

FUND COMPOSITION *

        Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

20

GOLDMAN SACHS SHORT DURATION BOND FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Bond Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-0.63%	1.39%	1.11%	—
Including sales charges	-2.14%	1.08%	0.96%	—

Class C
Excluding contingent deferred sales charges	-1.02%	0.96%	0.71%	—
Including contingent deferred sales charges	-1.67%	0.96%	0.71%	—

Institutional	-0.31%	1.72%	1.46%	—

Investor	-0.37%	1.64%	1.37%	—

Class R6 (Commenced July 31, 2015)	-0.31%	1.71%	N/A	1.51%

Class R	-0.87%	1.14%	0.87%	—

Class P (Commenced April 20, 2018)	-0.30%	N/A	N/A	1.78%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

21

FUND RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -1.22%, -1.64%, -0.80%, -1.40%, -0.97%, -0.89% and -0.89%, respectively. These returns compare to the -0.21% average annual total return of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (“BofAML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted most from relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Conversely, our duration and yield curve positioning strategy contributed positively to relative performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) Bottom-up individual issue selection overall also added to the Fund’s performance during the Reporting Period.

The Fund’s government/swaps selection and duration strategies are primarily implemented via interest rates swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s overweights to commercial mortgage-backed securities and asset-backed securities detracted from the Fund’s performance. During the second quarter of 2022, when the Reporting Period began, weakness was driven by high rate volatility given high inflation, but slow economic growth created policy uncertainty. Mortgage spreads moved wider over the quarter on concerns around economic growth and risk-off investor sentiment, or heightened risk aversion, especially toward the end of the quarter given the aggressive path to policy normalization the Federal Reserve (the “Fed”) was taking. In August and September 2022, the mortgage-backed securities sector broadly suffered numerous headwinds, including persistent rate volatility and reduced investor demand. Heightened market volatility amid rising interest rates and risk-off investor sentiment pressured securitized credit spreads, which widened to levels not seen since the peak of the COVID-19 crisis. (Credit spreads are the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.) In January 2023, mortgage-backed securities spreads tightened in conjunction with the broader rate rally. However, in February, agency mortgage-backed securities mirrored the broader rates sell-off amid higher rate volatility, perturbed by strength in economic growth and labor market data. During the first half of March 2023, agency mortgage-backed securities’ yields fell amid banking sector collapses, before marginally rising in the second half as market volatility and risks of broader contagion subsided. Mortgage-backed securities spreads widened during the month as a whole.

Individual issue selection of mortgage-backed securities within our securitized selection strategy detracted from the Fund’s performance during the Reporting Period.

Overall, our government/swaps strategy contributed positively to the Fund’s results during the Reporting Period. Selection of specific U.S. Treasury securities within the government/swaps sector helped most.

22

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed most positively to its results during the Reporting Period, driven primarily by our positioning and exposure to the U.S. yield curve. More specifically, the Fund’s positioning and exposure to the two-year segment of the U.S. yield curve added to performance through much of the Reporting Period. Overweight exposure to the five-year and seven-year segments of the U.S. yield curve proved effective in the first quarter of 2023. Only partially offsetting these positive contributors was overweight exposure to the one-year segment of the U.S. yield curve, which detracted in the fourth quarter of 2022. Market volatility remained high through much of the Reporting Period given persistent inflation, elevated economic growth risks and hawkish monetary policy. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures, federal funds futures, interest rate swaps, basis swaps and swaptions during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund also used collateralized mortgage obligations and TBAs (“to be announced”) to implement certain investment views. Overall, during the Reporting Period, the use of collateralized mortgage obligations and TBAs had a negative impact on the Fund’s performance. The use of interest rate swaps, Treasury futures, federal funds futures and swaptions had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period, while the use of basis swaps had a rather neutral effect.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In July 2022, due to sector tailwinds, such as supply dynamics and seasonality, the Fund benefited from us increasing the Fund’s exposure to agency mortgage-backed securities. Additionally, we made modest adjustments in the Fund’s duration positioning as market conditions shifted during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

In July 2022, David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), announced his intention to retire from GSAM, effective December 31, 2022. As of October 1, 2022, Mr. Fishman no longer served as a portfolio manager for the Fund. John Olivo, Managing Director and Global Head of Short Duration Strategies within GSAM, continues to serve as portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

While the Fund’s benchmark is comprised of a U.S. Treasury index, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage-backed securities and quasi-government securities. The Fund also maintained a position in cash and cash equivalents* at the end of the Reporting Period. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofAML Two-Year U.S. Treasury Note Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we anticipated cautiousness and a data-dependent approach from policymakers given financial stability concerns. Despite the Fed pressing ahead with a series of 0.25% interest rate hikes, we saw considerable uncertainty on the path ahead. Should banking stress gradually fade through the spring of 2023 and macroeconomic data surprise to the upside, the Fed could resort to a higher terminal interest rate than the consensus had anticipated in March 2023. But if tighter credit conditions weigh on economic growth, the Fed

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

23

FUND RESULTS

may only follow through with one further interest rate hike. Taking this into consideration, we anticipate a 25 basis point rate hike by the Fed in May 2023. (A basis point is 1/100th of a percentage point.) Thus, while the Fund had a duration shorter than the BofAML Two-Year U.S. Treasury Note Index at the end of the Reporting Period, we may extend the Fund’s duration in the months ahead as we expected to be near the end of this hiking cycle.

As always, in addition to Fed policy, we intend to continue to closely monitor economic data, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

24

FUND BASICS

Short Duration Government Fund

as of March 31, 2023

FUND COMPOSITION *

        Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

25

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-1.22%	0.30%	0.26%	—
Including sales charges	-2.75%	-0.01%	0.10%	—

Class C
Excluding contingent deferred sales charges	-1.64%	-0.12%	-0.14%	—
Including contingent deferred sales charges	-2.28%	-0.12%	-0.14%	—

Institutional	-0.80%	0.63%	0.59%	—

Service	-1.40%	0.11%	0.08%	—

Investor	-0.97%	0.55%	0.51%	—

Class R6 (Commenced July 31, 2015)	-0.89%	0.64%	N/A	0.60%

Class P (Commenced April 20, 2018)	-0.89%	N/A	N/A	0.66%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

26

FUND RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Administration, Preferred, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 2.57%, 2.81%, 2.81%, 2.90%, 2.72%, 2.81% and 2.91%, respectively. These returns compare to the 2.14% average annual total return of the Fund’s benchmark, the Bloomberg Short-Term Government/Corporate Index (“Bloomberg Index”), during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had an average annual total return of 2.56% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection overall contributed most positively to the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy added value to the Fund’s performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) Our cross-sector strategy also generated positive results overall during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. There were no significant detractors from the Fund’s results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Our individual security selection strategies overall added most to the Fund’s relative results during the Reporting Period. Gains were driven largely by our corporate credit selection. Specific investment grade financial and utility bonds within the corporate credit selection strategy proved particularly beneficial. To a lesser extent, the Fund’s government/swaps selection strategy also contributed positively.

Within our cross-sector strategy, the Fund’s overweight to investment grade corporate bonds helped most.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to relative results during the Reporting Period, driven primarily by our positioning and exposure to the U.S. yield curve. The Fund’s duration positioning was short relative to that of the Bloomberg Index, which helped as interest rates rose during the Reporting Period. The Fund’s yield curve positioning was additive due mostly to the Fund’s positioning in the three-month and six-month segments of the U.S. yield curve. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

27

FUND RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. During the Reporting Period, we tactically managed the Fund’s exposure to corporate credit, decreasing its overall exposure to the sector going into the first quarter of 2023. With this tactical management, we sought to maintain the Fund’s overweight to corporate credit overall based on strong corporate balance sheets while also managing risk in the face of market uncertainty and recession risk. Indeed, we maintained the Fund’s overweight to investment grade corporate credit given what we viewed as solid corporate fundamentals. We saw recent stress in the banking sector as creating some inexpensiveness in parts of the market. We anticipated, at the end of the Reporting Period, that these events may cause credit conditions to become more restrictive and limit the degree and pace of spread tightening. However, we viewed absolute yield levels above 5% as attractive for the sector and thus remained overweight as we sought to have the Fund benefit from strong income generation.

Additionally, as mentioned already, we made adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

In July 2022, David Fishman, Managing Director and Head of Liquidity Solutions within Goldman Sachs Asset Management, L.P. (“GSAM”), announced his intention to retire from GSAM, effective December 31, 2022. As of October 1, 2022, Mr. Fishman no longer served as a portfolio manager for the Fund. John Olivo, Managing Director and Global Head of Short Duration Strategies within GSAM, continues to serve as portfolio manager for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2023?

A

At the end of the Reporting Period, the Fund had an emphasis on investment grade corporate bonds with lesser allocations to U.S. government securities and quasi-government securities. The Fund also maintained a position in cash and cash equivalents* at the end of the Reporting

Period. Further, the Fund maintained a shorter duration position compared to that of the Bloomberg Index at the end of the Reporting Period.

At the end of the Reporting Period, we anticipated cautiousness and a data-dependent approach from policymakers given financial stability concerns. Despite the Federal Reserve (the “Fed”) pressing ahead with a series of 0.25% interest rate hikes, we saw considerable uncertainty on the path ahead. Should banking stress gradually fade through the spring of 2023 and macroeconomic data surprise to the upside, the Fed could resort to a higher terminal interest rate than the consensus had anticipated in March 2023. But if tighter credit conditions weigh on economic growth, the Fed may only follow through with one further interest rate hike. Taking this into consideration, we anticipate a 25 basis point rate hike by the Fed in May 2023. (A basis point is 1/100th of a percentage point.) Thus, while the Fund had a duration shorter than the Bloomberg Index at the end of the Reporting Period, we may extend the Fund’s duration in the months ahead as we expected to be near the end of this hiking cycle.

As always, in addition to Fed policy, we intend to continue to closely monitor economic data, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

28

FUND BASICS

Short-Term Conservative Income Fund

as of March 31, 2023

FUND COMPOSITION *

        Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

29

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bloomberg Short-Term Government/Corporate Index and ICE BofAML 3-6 Month U.S. Treasury Bill Index (with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short-Term Conservative Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from February 28, 2014 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Since Inception

Class A (Commenced October 31, 2016)	2.57%	1.50%	1.39%

Administration (Commenced February 28, 2014)	2.81%	1.60%	1.18%

Preferred (Commenced October 31, 2016)	2.81%	1.69%	1.61%

Institutional (Commenced February 28, 2014)	2.90%	1.76%	1.36%

Investor (Commenced August 14, 2018)	2.72%	N/A	1.57%

Class R6 (Commenced November 30, 2017)	2.81%	1.75%	1.72%

Class P (Commenced April 20, 2018)	2.91%	N/A	1.72%

*	These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

30

FUND BASICS

Index Definitions

The Bloomberg U.S. Government/Mortgage Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg U.S. Government/Mortgage Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofAML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The BofAML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Short-Term Government/Corporate Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds. The Bloomberg Short-Term Goverment/Corporate Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The ICE BofAML 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Bloomberg U.S. 1-3 Year Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market with 1-3 year maturities. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. It is not possible to invest directly in an index.

Bloomberg U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government 1-3 Year Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year and less than five years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. It is not possible to invest directly in an unmanaged index.

Goldman Sachs Short Duration Bond Fund Composite Index is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%). The Bloomberg U.S. 1-3 Year Government Index is comprised of the U.S. Treasury and U.S. Agency Indices. The Bloomberg U.S. 1-3 Year Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year and less than five years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Bloomberg U.S. 1-3 Year Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. It is not possible to invest directly in an unmanaged index.

ICE BofAML One-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month end rebalancing date.

31

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 64.5%

Aerospace & Defense – 0.7%
Howmet Aerospace, Inc.(a)
$704,000	5.125%		10/01/24	$702,472
The Boeing Co.
2,550,000	1.950		02/01/24	2,478,396
TransDigm, Inc.(a)(b)
1,365,000	8.000		12/15/25	1,391,959

				4,572,827

Airlines(a)(b) – 0.2%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
985,000	8.000		09/20/25	990,565

Automotive – 3.2%
BMW US Capital LLC(b)(c) (SOFR + 0.840%)
1,389,000	5.689		04/01/25	1,379,916
Dana Financing Luxembourg S.a.r.l.(a)(b)
1,405,000	5.750		04/15/25	1,388,561
Ford Motor Credit Co. LLC(a)
1,429,000	2.300		02/10/25	1,325,140
General Motors Financial Co., Inc.
1,925,000	1.050		03/08/24	1,841,513
2,425,000	1.200		10/15/24	2,273,995
5,415,000	3.800		04/07/25	5,262,297
Hyundai Capital America(b)
2,375,000	1.000		09/17/24	2,226,729
The Goodyear Tire & Rubber Co.(a)
1,330,000	9.500		05/31/25	1,370,233
Volkswagen Group of America Finance LLC(b)
2,775,000	3.950		06/06/25	2,721,692

				19,790,076

Banks – 19.6%
ANZ New Zealand International Ltd.(b)(c) (SOFR + 0.600%)
1,150,000	5.346		02/18/25	1,138,880
Banco Santander SA
1,400,000	2.706		06/27/24	1,352,344
3,400,000	5.147		08/18/25	3,343,492
(1 year CMT + 0.450%)
3,600,000	0.701	(a)(c)	06/30/24	3,549,528
Bank of America Corp.
2,500,000	4.000		01/22/25	2,447,950
(3M USD LIBOR + 0.940%)
1,300,000	3.864	(a)(c)	07/23/24	1,292,317
(SOFR + 0.670%)
9,975,000	1.843	(a)(c)	02/04/25	9,675,650
Bank of Montreal(a)
4,440,000	4.700		09/14/27	4,410,208
Banque Federative du Credit Mutuel SA(b)
4,045,000	4.935		01/26/26	3,992,253
BNP Paribas SA(a)(b)(c) (SOFR + 1.228%)
4,345,000	2.591		01/20/28	3,897,943
BPCE SA(b)
649,000	4.000		09/12/23	643,957
Canadian Imperial Bank of Commerce(c) (SOFR + 0.940%)
2,165,000	5.485		04/07/25	2,139,973

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Citigroup, Inc.(a)(c)
(SOFR + 0.686%)
$1,225,000	0.776%		10/30/24	$1,190,676
(SOFR + 0.694%)
3,925,000	5.330		01/25/26	3,852,544
(SOFR + 1.372%)
3,295,000	4.140		05/24/25	3,239,611
(SOFR + 1.546%)
4,460,000	5.610		09/29/26	4,486,537
Citizens Bank NA(a)
900,000	2.250		04/28/25	806,274
Credit Suisse AG
1,605,000	7.950		01/09/25	1,608,130
4,995,000	3.700		02/21/25	4,741,354
Danske Bank A/S(a)(b)(c) (1 year CMT + 1.000%)
1,175,000	1.226		06/22/24	1,158,773
Deutsche Bank AG
2,105,000	4.162		05/13/25	2,012,780
Federation des Caisses Desjardins du Quebec(b)
4,840,000	4.400		08/23/25	4,721,323
ING Groep NV
900,000	4.100		10/02/23	892,377
JPMorgan Chase & Co.(a)(c)
(SOFR + 0.420%)
2,750,000	0.563		02/16/25	2,638,817
(SOFR + 1.455%)
2,225,000	1.514		06/01/24	2,210,827
(TSFR3M + 0.600%)
850,000	0.653		09/16/24	830,748
KeyBank NA(a)
565,000	4.700		01/26/26	542,773
Manufacturers & Traders Trust Co.(a)
3,955,000	4.650		01/27/26	3,724,186
Mitsubishi UFJ Financial Group, Inc.
1,550,000	3.761		07/26/23	1,541,119
(1 year CMT + 1.550%)
4,550,000	5.063	(a)(c)	09/12/25	4,516,785
Mizuho Financial Group, Inc.(a)(c) (SOFR + 1.252%)
1,275,000	1.241		07/10/24	1,259,063
Morgan Stanley(a)(c)
(SOFR + 0.625%)
7,125,000	5.273		01/24/25	7,021,402
(SOFR + 0.745%)
725,000	0.864		10/21/25	673,706
(SOFR + 1.669%)
1,590,000	4.679		07/17/26	1,568,726
Morgan Stanley(a)(c) (SOFR + 1.295%)
952,000	5.050		01/28/27	950,210
NatWest Group PLC(a)(c)
(1 year CMT + 2.150%)
1,200,000	2.359		05/22/24	1,193,664
(3M USD LIBOR + 1.550%)
5,170,000	4.519		06/25/24	5,144,615
Santander Holdings USA, Inc.(a)(c) (SOFR + 1.380%)
1,995,000	4.260		06/09/25	1,925,295

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Santander UK Group Holdings PLC(a)(c) (SOFR + 0.787%)
$1,425,000	1.089%	03/15/25	$1,347,423
Societe Generale SA(b)
4,885,000	4.351	06/13/25	4,761,605
Standard Chartered PLC(a)(b)(c) (1 year CMT + 0.780%)
875,000	0.991	01/12/25	838,329
Sumitomo Mitsui Financial Group, Inc.
725,000	0.948	01/12/26	644,242
Sumitomo Mitsui Trust Bank Ltd.(b)
2,250,000	0.800	09/12/23	2,202,997
The Toronto-Dominion Bank
1,810,000	4.693	09/15/27	1,792,117
Wells Fargo & Co.(a)(c)
(SOFR + 1.560%)
2,390,000	4.540	08/15/26	2,346,598
(SOFR + 1.600%)
3,125,000	1.654	06/02/24	3,104,562
Westpac New Zealand Ltd.(b)
1,175,000	4.902	02/15/28	1,171,745

			120,546,428

Beverages – 0.7%
Constellation Brands, Inc.
1,830,000	3.600	05/09/24	1,803,575
JDE Peet’s NV(a)(b)
2,625,000	0.800	09/24/24	2,444,872

			4,248,447

Biotechnology – 1.0%
Amgen, Inc.
4,900,000	5.250	03/02/25	4,954,635
Royalty Pharma PLC
1,200,000	0.750	09/02/23	1,175,508

			6,130,143

Building Materials(a)(b) – 0.2%
JELD-WEN, Inc.
1,435,000	4.625	12/15/25	1,338,769

Chemicals(a) – 0.2%
Celanese US Holdings LLC
350,000	3.500	05/08/24	341,943
Westlake Corp.
975,000	0.875	08/15/24	920,303

			1,262,246

Commercial Services(a) – 0.3%
Global Payments, Inc.
1,150,000	3.750	06/01/23	1,146,147
525,000	1.200	03/01/26	467,450

			1,613,597

Computers(a) – 1.0%
Dell International LLC/EMC Corp.
1,447,000	5.450	06/15/23	1,446,537
1,075,000	5.850	07/15/25	1,092,727

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Computers(a) – (continued)
Hewlett Packard Enterprise Co.
$2,175,000	4.450%		10/02/23	$2,162,015
1,592,000	1.450		04/01/24	1,531,440

				6,232,719

Diversified Financial Services – 4.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3,375,000	1.150		10/29/23	3,274,830
Air Lease Corp.(a)
5,549,000	4.250		02/01/24	5,458,496
825,000	2.300		02/01/25	781,357
Ally Financial, Inc.(a)
3,075,000	1.450		10/02/23	2,951,477
Aviation Capital Group LLC(a)(b)
1,200,000	5.500		12/15/24	1,186,104
550,000	1.950		01/30/26	488,917
Avolon Holdings Funding Ltd.(a)(b)
675,000	2.875		02/15/25	632,617
Capital One Financial Corp.(a)(c) (SOFR + 0.690%)
3,400,000	5.489		12/06/24	3,318,128
LD Holdings Group LLC(a)(b)
1,490,000	6.500		11/01/25	950,054
Nomura Holdings, Inc.
1,390,000	5.099		07/03/25	1,366,815
OneMain Finance Corp.(a)
1,415,000	6.125		03/15/24	1,378,620
Synchrony Financial(a)
3,085,000	4.875		06/13/25	2,860,412
United Wholesale Mortgage LLC(a)(b)
1,460,000	5.500		11/15/25	1,382,664

				26,030,491

Electrical – 5.4%
American Electric Power Co., Inc.
1,750,000	2.031		03/15/24	1,697,080
Avangrid, Inc.(a)
650,000	3.200		04/15/25	623,240
Berkshire Hathaway Energy Co.(a)
650,000	4.050		04/15/25	646,841
Dominion Energy, Inc.(a)
2,025,000	1.450		04/15/26	1,830,985
DTE Energy Co.
4,810,000	4.220	(d)	11/01/24	4,760,216
575,000	1.050	(a)	06/01/25	528,149
Enel Finance International NV(a)(b)
2,575,000	1.375		07/12/26	2,294,454
Entergy Louisiana LLC(a)
2,000,000	0.950		10/01/24	1,884,620
Eversource Energy
2,405,000	4.200		06/27/24	2,379,146
FirstEnergy Corp.(a)
400,000	2.050		03/01/25	375,856
NextEra Energy Capital Holdings, Inc.
1,960,000	6.051		03/01/25	1,994,378
2,370,000	4.450		06/20/25	2,359,572

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
NRG Energy, Inc.(a)(b)
$1,225,000	3.750%	06/15/24	$1,187,650
Public Service Enterprise Group, Inc.(a)
1,725,000	0.841	11/08/23	1,676,407
675,000	2.875	06/15/24	656,411
675,000	0.800	08/15/25	617,423
Southern Power Co.(a)
500,000	0.900	01/15/26	449,760
The Southern Co.(d)
3,575,000	4.475	08/01/24	3,527,631
Vistra Operations Co. LLC(a)(b)
875,000	3.550	07/15/24	845,206
WEC Energy Group, Inc.
725,000	0.550	09/15/23	708,455
Xcel Energy, Inc.(a)
1,948,000	0.500	10/15/23	1,894,644

			32,938,124

Entertainment(a)(b) – 0.7%
Banijay Entertainment SASU
1,410,000	5.375	03/01/25	1,377,598
Caesars Resort Collection LLC/CRC Finco, Inc.
2,600,000	5.750	07/01/25	2,611,310
Six Flags Theme Parks, Inc.
610,000	7.000	07/01/25	616,655

			4,605,563

Environmental(a) – 0.3%
GFL Environmental, Inc.(b)
1,415,000	3.750	08/01/25	1,359,518
Waste Management, Inc.
625,000	0.750	11/15/25	568,606

			1,928,124

Food & Drug Retailing – 2.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)(b)
1,430,000	3.250	03/15/26	1,345,845
Danone SA(a)(b)
7,000,000	2.589	11/02/23	6,884,780
Mondelez International Holdings Netherlands B.V.(b)
2,500,000	0.750	09/24/24	2,345,350
3,250,000	4.250	09/15/25	3,212,202
Mondelez International, Inc.(a)
525,000	1.500	05/04/25	491,190
US Foods, Inc.(a)(b)
1,385,000	6.250	04/15/25	1,398,116

			15,677,483

Gas(a) – 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.
1,290,000	5.875	08/20/26	1,232,208
NiSource, Inc.
1,025,000	0.950	08/15/25	935,948

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Gas(a) – (continued)
The East Ohio Gas Co.(b)
$250,000	1.300%	06/15/25	$229,720

			2,397,876

Healthcare Providers & Services – 1.9%
Aetna, Inc.(a)
1,852,000	2.800	06/15/23	1,843,388
1,250,000	3.500	11/15/24	1,221,375
Baxter International, Inc.
4,000,000	0.868	12/01/23	3,883,880
PerkinElmer, Inc.(a)
1,700,000	0.850	09/15/24	1,593,461
Zimmer Biomet Holdings, Inc.(a)
3,000,000	1.450	11/22/24	2,836,080

			11,378,184

Insurance – 2.2%
Athene Global Funding(b)
875,000	1.200	10/13/23	849,266
2,225,000	0.950	01/08/24	2,130,994
375,000	2.500	01/14/25	353,779
600,000	1.450	01/08/26	533,382
Corebridge Global Funding(b)
1,000,000	0.650	06/17/24	946,250
Equitable Financial Life Global Funding(b)
700,000	1.400	07/07/25	647,577
Great-West Lifeco US Finance 2020 LP(a)(b)
425,000	0.904	08/12/25	385,203
Jackson Financial, Inc.
2,325,000	1.125	11/22/23	2,254,878
Pacific Life Global Funding II(b)(c) (SOFR + 0.800%)
5,400,000	5.650	03/30/25	5,347,782

			13,449,111

Internet(a)(b) – 0.6%
Prosus NV
2,260,000	3.257	01/19/27	2,050,950
Uber Technologies, Inc.
1,365,000	7.500	05/15/25	1,381,803

			3,432,753

Iron/Steel – 0.3%
Nucor Corp.
730,000	3.950	05/23/25	718,919
Steel Dynamics, Inc.(a)
1,240,000	2.400	06/15/25	1,174,267

			1,893,186

Leisure Time(a)(b) – 0.4%
NCL Corp. Ltd.
930,000	5.875	02/15/27	867,160
Royal Caribbean Cruises Ltd.
1,585,000	11.500	06/01/25	1,690,260

			2,557,420

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Lodging(a) – 0.2%
MGM Resorts International
$1,375,000	6.750%	05/01/25	$1,386,578

Media – 0.7%
Charter Communications Operating LLC/Charter
Communications Operating Capital(a)
2,700,000	4.500	02/01/24	2,671,839
CSC Holdings LLC
1,370,000	5.250	06/01/24	1,322,173

			3,994,012

Mining(a)(b) – 0.1%
Glencore Funding LLC
675,000	1.625	09/01/25	623,781

Miscellaneous Manufacturing – 0.6%
Amsted Industries, Inc.(a)(b)
522,000	5.625	07/01/27	507,410
Hillenbrand, Inc.(a)
1,380,000	5.750	06/15/25	1,375,004
Parker-Hannifin Corp.
1,745,000	3.650	06/15/24	1,719,157

			3,601,571

Office & Business Equipment(a)(b) – 0.2%
Xerox Holdings Corp.
1,385,000	5.000	08/15/25	1,307,371

Oil Field Services – 1.3%
Canadian Natural Resources Ltd.(a)
825,000	2.050	07/15/25	773,033
Pioneer Natural Resources Co.
2,825,000	5.100	03/29/26	2,836,582
QatarEnergy(a)(b)
2,520,000	1.375	09/12/26	2,259,023
SA Global Sukuk Ltd.(a)
2,520,000	1.602	06/17/26	2,303,028

			8,171,666

Packaging – 0.7%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(a)(b)
557,000	6.000	06/15/27	551,970
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)(b)
1,395,000	5.250	04/30/25	1,379,501
Ball Corp.
2,065,000	4.000	11/15/23	2,042,781
Berry Global, Inc.(a)
550,000	1.570	01/15/26	499,675

			4,473,927

Pharmaceuticals(a) – 2.5%
AbbVie, Inc.
7,750,000	2.600	11/21/24	7,478,983
CVS Health Corp.
4,015,000	5.000	02/20/26	4,061,373

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals(a) – (continued)
Herbalife Nutrition Ltd./HLF Financing, Inc.(b)
$2,940,000	7.875%		09/01/25	$2,780,299
PRA Health Sciences, Inc.(b)
1,435,000	2.875		07/15/26	1,323,429

				15,644,084

Pipelines – 2.5%
Enbridge, Inc.
4,000,000	4.000	(a)	10/01/23	3,965,400
1,150,000	0.550		10/04/23	1,119,870
(SOFR + 0.630%)
1,950,000	5.361	(c)	02/16/24	1,935,356
Kinder Morgan, Inc.(a)(b)
4,850,000	5.625		11/15/23	4,843,161
NuStar Logistics LP(a)
1,360,000	6.000		06/01/26	1,328,625
TransCanada PipeLines Ltd.(a)
2,275,000	1.000		10/12/24	2,134,746

				15,327,158

Real Estate Investment Trust – 0.8%
American Tower Corp.
750,000	0.600		01/15/24	722,595
Crown Castle, Inc.(a)
700,000	1.350		07/15/25	645,428
VICI Properties LP
3,715,000	4.375		05/15/25	3,605,891

				4,973,914

Retailing(a) – 1.2%
7-Eleven, Inc.(b)
4,325,000	0.800		02/10/24	4,144,301
400,000	0.950		02/10/26	359,408
Genuine Parts Co.
1,375,000	1.750		02/01/25	1,300,008
Penske Automotive Group, Inc.
1,515,000	3.500		09/01/25	1,433,493

				7,237,210

Semiconductors(a) – 1.3%
Broadcom, Inc.
5,225,000	3.625		10/15/24	5,089,150
Intel Corp.
2,300,000	4.875		02/10/28	2,336,524
NXP B.V./NXP Funding LLC/NXP USA, Inc.
275,000	2.700		05/01/25	260,818

				7,686,492

Software – 3.1%
Fidelity National Information Services, Inc.(a)
1,050,000	1.150		03/01/26	937,703
3,950,000	4.700		07/15/27	3,892,646
Fiserv, Inc.(a)
7,950,000	2.750		07/01/24	7,715,793

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Intuit, Inc.(a)
$500,000	0.950%	07/15/25	$461,555
Oracle Corp.
1,400,000	2.500 (a)	04/01/25	1,339,338
1,900,000	5.800	11/10/25	1,947,443
VMware, Inc.(a)
2,600,000	1.000	08/15/24	2,451,046

			18,745,524

Telecommunication Services – 2.3%
The Bell Telephone Co. of Canada
4,275,000	0.750	03/17/24	4,085,575
T-Mobile USA, Inc.(a)
8,800,000	3.500	04/15/25	8,556,416
Verizon Communications, Inc.(a)
1,450,000	0.850	11/20/25	1,320,587

			13,962,578

Transportation(a) – 0.8%
Canadian Pacific Railway Co.
5,375,000	1.350	12/02/24	5,066,368

Trucking & Leasing(a)(b) – 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,025,000	1.200	11/15/25	919,138

TOTAL CORPORATE OBLIGATIONS (Cost $410,226,023)			$396,135,504

Asset-Backed Securities – 23.1%

Automotive – 8.8%
Ford Credit Auto Owner Trust Series 2019-1, Class A(b)
$2,600,000	3.520%	07/15/30	$2,562,649
Ford Credit Auto Owner Trust Series 2020-1, Class A(b)
6,835,000	2.040	08/15/31	6,476,961
Ford Credit Auto Owner Trust Series 2022-D, Class A2A
2,125,000	5.370	08/15/25	2,127,953
Ford Credit Floorplan Master Owner Trust A Series 2020-1, Class A2(c) (1M USD LIBOR + 0.500%)
1,500,000	5.184	09/15/25	1,498,531
Ford Credit Floorplan Master Owner Trust A Series 2020-2, Class A
3,200,000	1.060	09/15/27	2,921,471
Ford Credit Floorplan Master Owner Trust Series 2019-4, Class A
3,625,000	2.440	09/15/26	3,494,695
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(b)
1,500,000	2.900	04/15/26	1,464,502
GMF Floorplan Owner Revolving Trust Series 2020-2, Class A(b)
1,500,000	0.690	10/15/25	1,463,586
Hyundai Auto Lease Securitization Trust Series 2021-B, Class A3(b)
1,061,694	0.330	06/17/24	1,048,838

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Automotive – (continued)
Hyundai Auto Lease Securitization Trust Series 2022-A, Class A3(b)
$3,600,000	1.160%	01/15/25	$3,501,778
Hyundai Auto Receivables Trust Series 2021-A, Class A3
685,543	0.380	09/15/25	663,500
Hyundai Auto Receivables Trust Series 2022-C, Class A3
2,975,000	5.390	06/15/27	3,003,786
Mercedes-Benz Auto Lease Trust Series 2021-B, Class A3
2,327,140	0.400	11/15/24	2,275,343
Mercedes-Benz Auto Receivables Trust Series 2022-1, Class A2
900,000	5.260	10/15/25	899,441
NextGear Floorplan Master Owner Trust Series 2021-1A, Class A(b)
5,500,000	0.850	07/15/26	5,179,479
Tesla Auto Lease Trust Series 2021-A, Class A3(b)
500,000	0.560	03/20/25	490,930
Tesla Auto Lease Trust Series 2021-A, Class A4(b)
1,800,000	0.660	03/20/25	1,744,314
Tesla Auto Lease Trust Series 2021-B, Class A3(b)
5,300,000	0.600	09/22/25	5,079,807
Toyota Auto Receivables Owner Trust Series 2021-D, Class A3
3,800,000	0.710	04/15/26	3,617,082
Toyota Auto Receivables Owner Trust Series 2022-D, Class A3
2,000,000	5.300	09/15/27	2,028,029
Toyota Lease Owner Trust Series 2021-A, Class A3(b)
936,966	0.390	04/22/24	929,863
Toyota Lease Owner Trust Series 2021-A, Class A4(b)
375,000	0.500	08/20/25	367,196
Toyota Lease Owner Trust Series 2021-B, Class A3(b)
1,501,672	0.420	10/21/24	1,474,225

			54,313,959

Collateralized Loan Obligations(b)(c) – 8.7%
AIG CLO Series 2021-1A, Class A(a) (3M USD LIBOR + 1.100%)
2,100,000	5.915	04/22/34	2,045,629
Anchorage Capital CLO 15 Ltd. Series 2020-15A, Class AR (3M USD LIBOR + 1.200%)
1,300,000	6.008	07/20/34	1,267,223
Anchorage Capital CLO 18 Ltd. Series 2021-18A, Class A1 (3M USD LIBOR + 1.150%)
4,000,000	5.942	04/15/34	3,887,860
Bain Capital Credit CLO Ltd. Series 2021-7A, Class A1 (3M USD LIBOR + 1.140%)
5,000,000	5.955	01/22/35	4,839,090
BSPDF Issuer Ltd. Series 2021-FL1, Class A (1M USD LIBOR + 1.200%)
1,000,000	5.884	10/15/36	978,517
CarVal CLO IV Ltd. Series 2021-1A, Class A1A (3M USD LIBOR + 1.180%)
2,600,000	5.988	07/20/34	2,539,404
CBAM Ltd. Series 2017-2A, Class AR (3M USD LIBOR + 1.190%)
5,000,000	5.982	07/17/34	4,848,430

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(b)(c) – (continued)
Cedar Funding VII CLO Ltd. Series 2018-7A, Class A1 (3M USD LIBOR + 1.000%)
$3,000,000	5.808%	01/20/31	$2,968,128
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
4,959,823	5.542	04/15/29	4,875,645
Madison Park Funding XXXVII Ltd. Series 2019-37A, Class AR (3M USD LIBOR + 1.070%)
1,000,000	5.862	07/15/33	983,813
Northwoods Capital XVIII Ltd. Series 2019-18A, Class AR (3M USD LIBOR + 1.100%)
5,000,000	6.015	05/20/32	4,868,100
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
2,600,000	5.902	04/26/31	2,569,125
Octagon 54 Ltd. Series 2021-1A, Class A1 (3M USD LIBOR + 1.120%)
1,000,000	5.912	07/15/34	970,257
OHA Credit Funding 3 Ltd. Series 2019-3A, Class AR (3M USD LIBOR + 1.140%)
2,500,000	5.948	07/02/35	2,445,245
Pikes Peak CLO 2 Series 2018-2A, Class AR (3M USD LIBOR + 1.190%)
6,700,000	5.985	10/18/34	6,507,858
Trysail CLO Ltd. Series 2021-1A, Class A1 (3M USD LIBOR + 1.320%)
1,400,000	6.128	07/20/32	1,374,947
Wellfleet CLO Ltd. Series 2021-3A, Class A (3M USD LIBOR + 1.190%)
5,000,000	5.982	01/15/35	4,821,825
Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3M USD LIBOR + 1.350%)
475,000	6.152	07/28/32	465,500

			53,256,596

Credit Card – 3.5%
Barclays Dryrock Issuance Trust Series 2021-1, Class A
6,200,000	0.630	07/15/27	5,822,610
CARDS II Trust Series 2021-1A, Class A(b)
4,075,000	0.602	04/15/27	3,895,796
Evergreen Credit Card Trust Series 2021-1, Class A(b)
8,275,000	0.900	10/15/26	7,797,661
Master Credit Card Trust Series 2021-1A, Class A(a)(b)
3,900,000	0.530	11/21/25	3,701,195

			21,217,262

Student Loan(c) – 2.1%
Access Group, Inc. Series 2013-1, Class A(b) (1M USD LIBOR + 0.500%)
536,816	5.345	02/25/36	527,084
ECMC Group Student Loan Trust Series 2017-1A, Class A(b) (1M USD LIBOR + 1.200%)
1,286,965	6.045	12/27/66	1,254,818

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Student Loan(c) – (continued)
Educational Services of America, Inc. Series 2014-1, Class A(b) (1M USD LIBOR + 0.700%)
$990,602	5.545%	02/25/39	$981,050
Goal Capital Funding Trust Series 2010-1, Class A(b) (3M USD LIBOR + 0.700%)
12,260	5.658	08/25/48	11,922
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
996,492	5.718	07/25/45	992,934
Kentucky Higher Education Student Loan Corp. Series 2021-1, Class A1B (1M USD LIBOR + 0.780%)
722,432	5.625	03/25/51	707,096
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
351,626	5.908	02/25/42	348,411
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
151,977	5.768	04/25/38	149,056
Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
2,031,834	5.895	12/27/66	1,972,254
Nelnet Student Loan Trust Series 2012-3A, Class A(b) (1M USD LIBOR + 0.700%)
1,866,949	5.545	03/26/40	1,866,928
PHEAA Student Loan Trust Series 2014-3A, Class A(b) (1M USD LIBOR + 0.590%)
2,608,090	5.435	08/25/40	2,571,810
Rhode Island Student Loan Authority Series 2012-1, Class A1
562,239	5.466	07/01/31	561,775
SLC Student Loan Trust Series 2007-1, Class A4 (3M USD LIBOR + 0.060%)
949,571	4.924	05/15/29	936,179
SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
203,588	5.833	11/25/42	201,420
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
146,795	6.518	07/25/23	146,356

			13,229,093

TOTAL ASSET-BACKED SECURITIES (Cost $147,330,782)			$142,016,910

Mortgage-Backed Obligations – 4.1%

Collateralized Mortgage Obligations – 0.9%
Regular Floater(c) – 0.2%
FHLMC REMIC Series 3371, Class FA (1M USD LIBOR + 0.600%)
$283,024	5.284%	09/15/37	$282,502
FHLMC REMIC Series 3374, Class FT (1M USD LIBOR + 0.300%)
33,996	4.984	04/15/37	33,554

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Regular Floater(c) – (continued)
FHLMC REMIC Series 3545, Class FA (1M USD LIBOR + 0.850%)
$31,161	5.534%		06/15/39	$31,386
FHLMC STRIPS Series 237, Class F23 (1M USD LIBOR + 0.400%)
94,823	5.084		05/15/36	94,119
FNMA REMIC Series 1998-66, Class FC (1M USD LIBOR + 0.500%)
112	5.209		11/17/28	112
FNMA REMIC Series 2006-72, Class XF (1M USD LIBOR + 0.500%)
125,994	5.345		08/25/36	125,293
FNMA REMIC Series 2008-22, Class FD (1M USD LIBOR + 0.840%)
168,567	5.685		04/25/48	169,339
FNMA REMIC Series 2009-75, Class MF (1M USD LIBOR + 1.150%)
285,890	5.995		09/25/39	291,223
FNMA REMIC Series 2013-96, Class FW (1M USD LIBOR + 0.400%)
47,825	5.245		09/25/43	47,355

				1,074,883

Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 4248, Class LM
215,974	6.500		05/15/41	230,440
OBX Trust Series 2022-NQM7, Class A1
279,284	5.110	(b)(d)	08/25/62	276,725
Verus Securitization Trust Series 2022-1, Class A1
1,855,161	2.724	(a)(b)(d)	01/25/67	1,663,904

				2,171,069

Sequential Floating Rate – 0.4%
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2 (1M SOFR + 1.650%)
442,000	6.210	(b)(c)	12/25/41	418,658
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M1 (1M SOFR + 1.900%)
438,378	6.460	(b)(c)	04/25/42	437,488
CSMC Series 2021-NQM8, Class A1
301,497	1.841	(b)	10/25/66	258,946
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A (1M SOFR + 1.000%)
766,029	5.560	(b)(c)	01/25/42	751,237
FHLMC STACR REMIC Trust Series 2022-DNA3, Class M1A (1M SOFR + 2.000%)
373,833	6.560	(b)	04/25/42	373,831
FNMA REMIC Series 1997-20, Class F
2,995	1.503	(c)	03/25/27	2,960
Verus Securitization Trust Series 2021-8, Class A1
212,023	1.824	(b)(c)	11/25/66	183,648

				2,426,768

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				5,672,720

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Commercial Mortgage-Backed Securities – 3.2%
Sequential Fixed Rate – 1.1%
BANK Series 2017-BNK6, Class A3
$1,659,373	3.125%		07/15/60	$1,614,253
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A5
2,198,307	4.064		02/15/47	2,163,523
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20, Class A4
3,000,000	3.249		02/15/48	2,875,486

				6,653,262

Sequential Floating Rate(c) – 2.1%
BX Commercial Mortgage Trust Series 2021-21M, Class A (1M USD LIBOR + 0.730%)
484,257	5.414	(b)	10/15/36	464,376
BX Commercial Mortgage Trust Series 2021-CIP, Class A (1M USD LIBOR + 0.921%)
1,800,000	5.605	(b)	12/15/38	1,731,643
BX Series 2021-MFM1, Class A (1M TSFR LIBOR + 0.815%)
90,425	5.642	(b)	01/15/34	87,581
BX Trust Series 2021-ARIA, Class A (1M USD LIBOR + 0.899%)
1,100,000	5.583	(b)	10/15/36	1,057,115
BX Trust Series 2021-BXMF, Class A (1M USD LIBOR + 0.636%)
700,000	5.320	(b)	10/15/26	666,984
ELP Commercial Mortgage Trust Series 2021-ELP, Class A (1M USD LIBOR + 0.701%)
3,700,000	5.386	(b)	11/15/38	3,538,390
EQUS Mortgage Trust Series 2021-EQAZ, Class A (1M USD LIBOR + 0.755%)
549,989	5.439	(b)	10/15/38	528,908
FHLMC Multifamily Structured Pass Through Certificates Series KF58, Class A (1M USD LIBOR + 0.500%)
602,490	5.169		01/25/26	600,189
FHLMC Multifamily Structured Pass Through Certificates Series KF60, Class A (1M USD LIBOR + 0.490%)
481,308	5.159		02/25/26	479,009
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M USD LIBOR + 0.450%)
255,800	5.119		06/25/23	255,730
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M USD LIBOR + 0.370%)
171,038	5.039		04/25/24	170,850
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M USD LIBOR + 0.370%)
221,272	5.039		05/25/24	220,918
Great Wolf Trust Series 2019-WOLF, Class A (1M TSFR LIBOR + 1.148%)
600,000	5.976	(b)	12/15/36	586,409
KKR Industrial Portfolio Trust Series 2021-KDIP, Class A (1M TSFR LIBOR + 0.664%)
130,657	5.492	(b)	12/15/37	126,329

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
ONE PARK Mortgage Trust Series 2021-PARK, Class A (1M USD LIBOR + 0.814%)
$919,000	5.642	%(b)	03/15/36	$864,997
STWD Trust Series 2021-FLWR, Class A (1M USD LIBOR + 0.577%)
1,300,000	5.261	(b)	07/15/36	1,240,960

				12,620,388

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$19,273,650

Federal Agencies – 0.0%
FHLMC – 0.0%
$7	4.500%		05/01/23	$7

GNMA – 0.0%
3,768	7.000		04/15/26	3,812

TOTAL FEDERAL AGENCIES				$3,819

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $26,285,932)				$24,950,189

Sovereign Debt Obligations – 1.0%

United States Dollar – 1.0%
Perusahaan Penerbit SBSN Indonesia III
$2,260,000	4.325%		05/28/25	$2,248,949
Republic of Indonesia
1,745,000	4.750		01/08/26	1,756,098
Saudi Government International Bond
2,320,000	3.250		10/26/26	2,224,300
				6,229,347

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,742,012)				$6,229,347

Agency Debentures – 0.9%

Sovereign – 0.9%
FHLB
$5,700,000	5.340%		04/23/24	$5,703,021

(Cost $5,700,000)

TOTAL AGENCY DEBENTURES (Cost $5,700,000)				$5,703,021

Municipal Debt Obligations – 0.5%

Alabama – 0.0%
Alabama Federal Aid Highway Finance Authority
$360,000	0.449%		09/01/23	$353,630

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)

Florida – 0.1%
County of Palm Beach FL Revenue Bonds Taxable (Refunding) Series B
$635,000	0.500%	12/01/24	$595,879

Illinois – 0.2%
Illinois State GO Bonds Taxable-Pension Series 2003
1,069,091	4.950	06/01/23	1,067,536

Rhode Island(a)(c) – 0.0%
Rhode Island Student Loan Authority RB Series 2014-1 (1M USD LIBOR)
107,542	5.362	10/02/28	105,086

Tennessee – 0.2%
State of Tennessee GO Bonds Taxable (Refunding) Series B
1,015,000	0.386	11/01/23	991,024

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $3,187,604)			$3,113,155

Shares	Description		Value

Exchange Traded Funds – 4.7%
961,084	SPDR Portfolio Short Term Corporate
	Bond ETF		$28,476,919

(Cost $30,180,440)

Shares	Dividend Rate		Value

Investment Companies(e) – 4.4%
Goldman Sachs Financial Square Government Fund - Institutional Shares
27,110,440	4.725%		$27,110,440
Goldman Sachs Financial Square Money Market Fund - Institutional Shares
9,363	4.799		9,365

TOTAL INVESTMENT COMPANIES (Cost $27,119,796)			$27,119,805

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 103.2% (Cost $656,772,589)			$633,744,850

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(f) – 0.5%

Commercial Paper – 0.5%
AT&T, Inc.
$1,431,000	0.000%	02/26/24	$1,356,147

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(f) – (continued)

Commercial Paper – (continued)
BASF SE
$1,862,000	0.000%	12/18/23	$1,788,905

TOTAL SHORT-TERM INVESTMENTS (Cost $3,146,287)			$3,145,052

TOTAL INVESTMENTS – 103.7% (Cost $659,918,876)			$636,889,902

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.7)%			(22,859,778)

NET ASSETS – 100.0%			$614,030,124

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.

(e)	Represents an Affiliated Issuer.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
2 Year U.S. Treasury Notes	(857)	06/30/23	$(176,930,329)	$(1,560,428)
5 Year U.S. Treasury Notes	(135)	06/30/23	(14,783,555)	(288,047)

TOTAL FUTURES CONTRACTS				$(1,848,475)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR(b)	4.500%(b)	06/21/24	$402,460	$116,995	$249,837	$(132,842)
12M SOFR(c)	4.540(c)	03/15/25	4,660	43,097	46,556	(3,459)
3.500%(c)	12M SOFR(c)	06/21/26	76,680	61,267	514,738	(453,471)

TOTAL				$221,359	$811,131	$(589,772)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

(b)	Payments made at maturity.

(c)	Payments made annually.

Currency Abbreviations:
USD	—U.S. Dollar

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
SPDR	—Standard and Poor’s Depository Receipt
STACR	—Structured Agency Credit Risk
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TSFR	—Term Secured Overnight Financing Rate

Abbreviation:
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 55.8%

Collateralized Mortgage Obligations – 0.9%
Inverse Floaters – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1X 1M USD LIBOR + 37.567%)
$768	15.504%		02/16/32	$779

Regular Floater(a)(b) – 0.0%
FHLMC REMIC Series 1760, Class ZB (10 year CMT - 0.600%)
4,828	3.200		05/15/24	4,817

Sequential Fixed Rate – 0.4%
FHLMC REMIC Series 2329, Class ZA
133,835	6.500		06/15/31	137,276
FHLMC REMIC Series 4246, Class PT
46,519	6.500		02/15/36	49,650
FNMA REMIC Series 2011-52, Class GB
233,624	5.000		06/25/41	239,032
FNMA REMIC Series 2011-99, Class DB
227,916	5.000		10/25/41	232,890
FNMA REMIC Series 2012-111, Class B
31,313	7.000		10/25/42	34,000
FNMA REMIC Series 2012-153, Class B
134,044	7.000		07/25/42	147,794
OBX Trust Series 2022-NQM7, Class A1
93,095	5.110	(a)(c)	08/25/62	92,242

				932,884

Sequential Floating Rate – 0.5%
CSMC Series 2021-NQM8, Class A1
100,499	1.841	(c)	10/25/66	86,315
JPMorgan Mortgage Trust Series 2021-6, Class A3
363,002	2.500	(c)	10/25/51	294,982
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1
567,494	2.520	(b)(c)	05/25/52	469,819
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
42,789	5.863	(b)	11/25/29	40,332
Verus Securitization Trust Series 2021-8, Class A1
81,115	1.824	(b)(c)	11/25/66	70,259

				961,707

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				1,900,187

Commercial Mortgage-Backed Securities – 3.0%
Sequential Fixed Rate – 1.9%
BANK Series 2019-BN24, Class A3
$1,400,000	2.960%		11/15/62	$1,221,931
BANK Series 2020-BN29, Class A4
600,000	1.997		11/15/53	476,489
BANK Series 2022-BNK39, Class A4
950,000	2.928		02/15/55	800,948
BBCMS Mortgage Trust Series 2021-C12, Class A5
950,000	2.689		11/15/54	790,950
Manhattan West Mortgage Trust Series 2020-1MW, Class A
600,000	2.130	(c)	09/10/39	510,075
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
500,000	2.626	(b)	04/15/54	413,669

				4,214,062

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – 1.1%
BANK Series 2021-BN31, Class AS
$250,000	2.211%	02/15/54	$191,560
BANK Series 2021-BNK37, Class A5
600,000	2.618	11/15/64	494,741
BBCMS Mortgage Trust Series 2022-C16, Class AS
550,000	4.600	06/15/55	487,565
BX Trust Series 2021-ARIA, Class A (1M USD LIBOR + 0.899%)
900,000	5.583 (c)	10/15/36	864,912
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
400,000	4.000	04/15/55	365,323

			2,404,101

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$6,618,163

Federal Agencies – 51.9%
Adjustable Rate FHLMC(b) – 0.1%
(1 year CMT + 2.224%)
$406	4.349%	11/01/32	$411
(1 year CMT + 2.250%)
131,739	4.308%	09/01/33	134,169

			134,580

Adjustable Rate FNMA(b) – 0.2%
(12M USD LIBOR + 1.670%)
13,904	3.920%	11/01/32	14,021
(6M USD LIBOR + 1.413%)
197,442	3.538%	05/01/33	197,441
(1 year CMT + 2.181%)
4,175	3.518%	06/01/33	4,258
(12M USD LIBOR + 1.667%)
146,058	3.917%	10/01/33	147,988
(1 year CMT + 2.195%)
94,204	4.329%	02/01/35	95,963
(12M USD LIBOR + 1.389%)
74,029	3.639%	09/01/35	74,751

			534,422

Adjustable Rate GNMA(b) – 0.2%
(1 year CMT + 1.500%)
343	2.875%	06/20/23	342
289	2.625	07/20/23	288
438	2.625	08/20/23	436
1,267	2.625	09/20/23	1,258
871	2.625	03/20/24	864
9,347	2.875	04/20/24	9,254
1,425	2.875	05/20/24	1,410
10,459	2.875	06/20/24	10,344
2,446	3.000	06/20/24	2,420
3,015	2.625	07/20/24	2,972
4,772	3.000	07/20/24	4,712
7,013	2.625	08/20/24	6,908
4,195	3.000	08/20/24	4,141
3,749	2.625	09/20/24	3,691
4,864	3.000	11/20/24	4,788
1,802	3.000	12/20/24	1,773

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate GNMA(b) – (continued)
$4,521	3.500%	12/20/24	$4,462
3,208	2.625	01/20/25	3,167
2,381	2.625	02/20/25	2,350
8,910	3.000	05/20/25	8,787
9,774	3.000	07/20/25	9,611
4,915	2.625	02/20/26	4,842
242	2.625	07/20/26	237
13,916	2.625	01/20/27	13,710
4,055	2.625	02/20/27	3,995
45,128	2.875	04/20/27	44,430
4,843	2.875	05/20/27	4,769
7,890	2.875	06/20/27	7,769
2,465	2.750	11/20/27	2,403
34	3.000	11/20/27	33
7,464	2.750	12/20/27	7,276
16,615	2.625	01/20/28	16,389
5,671	2.625	02/20/28	5,595
5,488	2.625	03/20/28	5,415
29,742	2.625	07/20/29	29,098
12,243	2.625	08/20/29	11,979
3,296	2.625	09/20/29	3,225
16,252	2.750	10/20/29	15,871
21,413	2.750	11/20/29	20,914
4,254	2.750	12/20/29	4,155
6,496	2.625	01/20/30	6,430
1,803	2.625	02/20/30	1,785
13,408	2.625	03/20/30	13,275
17,539	2.875	04/20/30	17,354
28,342	2.875	05/20/30	28,046
25,000	3.000	05/20/30	24,788
5,848	2.875	06/20/30	5,787
40,908	3.000	07/20/30	40,369
9,826	3.000	09/20/30	9,699
15,746	2.750	10/20/30	15,396
27,356	2.625	03/20/32	27,179

			476,191

FHLMC – 5.1%
12,206	6.500	07/01/28	12,778
98,598	4.500	03/01/29	97,858
2,858	8.000	07/01/30	2,960
6,361	5.000	08/01/33	6,503
1,030	5.000	09/01/33	1,053
2,577	5.000	10/01/33	2,634
1,522	5.000	11/01/34	1,559
56,866	5.000	12/01/34	58,252
4,031	5.000	07/01/35	4,129
19	5.000	11/01/35	19
8,376	5.000	12/01/35	8,561
13,871	5.000	02/01/37	14,279
1,029	5.000	03/01/38	1,059
36,200	5.000	07/01/39	37,232
5,838	4.000	06/01/40	5,722
2,166	5.000	08/01/40	2,231
691	4.500	11/01/40	694
41,783	4.000	02/01/41	40,944
2,207	5.000	06/01/41	2,270
92,791	5.000	07/01/41	95,755

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$3,192	4.000%	11/01/41	$3,133
4,427	3.000	05/01/42	4,085
5,988	3.000	08/01/42	5,525
7,550	3.000	01/01/43	7,036
34,154	3.000	02/01/43	31,832
4,921,559	2.000	04/01/52	4,065,388
1,977,367	2.500	02/01/51	1,714,317
4,957,957	2.000	05/01/51	4,114,726
640,322	6.000	11/01/52	663,762
213,283	6.000	12/01/52	222,506

			11,228,802

FNMA – 3.7%
2,065	6.500	11/01/28	2,160
25,711	7.000	07/01/31	27,408
212,269	5.500	07/01/33	219,183
2,450,807	2.000	04/01/52	2,024,647
4,127,873	2.000	04/01/52	3,410,112
982,021	5.500	09/01/52	1,006,650
769,169	6.000	11/01/52	799,306
544,632	6.000	12/01/52	562,567

			8,052,033

GNMA – 15.4%
15,334	7.000	12/15/27	15,727
4,202	6.500	08/15/28	4,285
26,798	6.000	01/15/29	27,466
49,411	7.000	10/15/29	51,210
16,376	5.500	11/15/32	16,914
325,920	5.500	12/15/32	340,033
6,503	5.500	01/15/33	6,710
18,900	5.500	02/15/33	19,731
20,706	5.500	03/15/33	21,530
27,914	5.500	07/15/33	28,899
8,934	5.500	08/15/33	9,255
4,383	5.500	09/15/33	4,522
10,627	5.500	04/15/34	11,005
7,672	5.500	05/15/34	7,921
136,685	5.500	06/15/34	143,219
99,278	5.500	09/15/34	104,238
108,040	5.500	12/15/34	113,592
79,537	5.500	01/15/35	83,780
34,194	5.000	03/15/38	34,998
2,787	4.000	02/20/41	2,753
4,434	4.000	11/20/41	4,379
737	4.000	01/20/42	728
2,355	4.000	04/20/42	2,325
1,467	4.000	10/20/42	1,449
162,011	4.000	08/20/43	159,515
2,094	4.000	03/20/44	2,061
2,587	4.000	05/20/44	2,546
179,513	4.000	11/20/44	176,692
801,087	4.000	06/20/45	787,497
177,481	4.000	01/20/46	174,304
1,217,160	3.500	04/20/47	1,158,813
719,716	3.500	12/20/47	685,215
125,754	4.500	02/20/48	126,034

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$504,003	4.500%	05/20/48	$502,919
283,693	4.500	08/20/48	282,728
66,219	5.000	08/20/48	67,293
2,303,309	4.500	09/20/48	2,295,475
543,792	5.000	10/20/48	551,758
312,840	5.000	11/20/48	317,423
478,982	5.000	12/20/48	485,549
480,071	4.500	01/20/49	478,138
658,816	5.000	01/20/49	667,850
818,691	4.000	02/20/49	797,383
78,244	4.500	03/20/49	77,929
418,164	5.000	03/20/49	424,290
542,833	4.500	10/20/49	538,782
2,105,746	3.000	11/20/49	1,934,148
1,360,496	3.000	02/20/50	1,248,872
448,858	3.000	03/20/50	412,041
145,327	3.500	01/20/51	137,470
559,044	3.500	02/20/51	529,794
898,527	3.000	12/20/51	820,184
531,473	3.000	02/20/52	484,771
996,923	3.500	02/20/53	942,413
4,000,000	2.000	TBA-30yr(d)	3,396,310
5,000,000	2.500	TBA-30yr(d)	4,400,929
1,000,000	3.000	TBA-30yr(d)	909,666
6,000,000	3.500	TBA-30yr(d)	5,625,334
1,000,000	4.000	TBA-30yr(d)	962,669

			33,621,464

UMBS – 21.0%
3,179	5.500	08/01/23	3,165
676	4.500	07/01/36	680
832	4.500	04/01/39	835
3,901	4.500	05/01/39	3,923
1,743	4.000	08/01/39	1,707
8,257	4.500	08/01/39	8,307
138,965	4.500	12/01/39	139,828
7,635	4.500	01/01/41	7,665
7,689	4.500	05/01/41	7,718
43,443	4.500	08/01/41	43,814
66,513	4.500	08/01/42	66,952
6,326	3.000	11/01/42	5,890
95,698	3.000	12/01/42	89,397
237,400	3.000	01/01/43	221,553
42,862	3.000	02/01/43	39,996
302,386	3.000	03/01/43	281,505
504,146	3.000	04/01/43	468,502
327,950	3.000	05/01/43	304,763
61,572	3.000	06/01/43	57,218
507,332	3.000	07/01/43	471,463
404,204	4.500	10/01/44	405,093
291,398	4.000	12/01/44	285,207
496,157	4.500	04/01/45	500,361
60,829	4.500	05/01/45	61,326
216,001	4.500	06/01/45	216,476
1,789,374	3.500	07/01/45	1,691,729
586,075	4.000	08/01/45	573,075
200,273	4.000	11/01/45	195,441
1,773,402	4.000	01/01/46	1,730,618

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$61,492	4.000%	03/01/46	$59,947
4,779	4.500	05/01/46	4,781
34,708	4.000	06/01/46	33,806
52,263	4.500	08/01/46	52,200
10,051	4.000	08/01/46	9,790
93,040	4.000	10/01/46	90,625
33,252	4.500	06/01/47	33,347
585,680	4.500	11/01/47	584,968
205,579	4.000	12/01/47	200,504
193,752	4.000	01/01/48	188,970
718,088	4.000	02/01/48	700,405
498,583	4.000	03/01/48	485,498
597,673	4.000	06/01/48	582,546
185,548	4.000	08/01/48	180,562
850,613	5.000	11/01/48	870,950
1,054,066	4.500	01/01/49	1,045,209
291,122	4.500	03/01/49	288,607
677,166	4.500	04/01/49	671,977
544,968	3.500	07/01/49	515,220
351,316	3.500	08/01/49	332,056
1,214,118	3.000	09/01/49	1,107,126
1,231,267	3.000	12/01/49	1,116,896
1,768,416	4.000	03/01/50	1,717,168
1,840,776	4.500	03/01/50	1,830,109
2,816,727	2.500	09/01/50	2,464,169
3,005,633	2.000	10/01/50	2,501,330
3,002,968	2.000	11/01/50	2,498,180
1,312,767	3.000	12/01/50	1,191,749
6,614,723	2.500	05/01/51	5,736,940
11,899	4.500	05/01/51	11,694
4,679,639	2.000	12/01/51	3,880,514
3,372,140	2.000	02/01/52	2,794,874
234,530	4.500	04/01/52	229,649
27,819	2.000	04/01/52	22,982
42,262	5.000	05/01/52	42,916
560,011	5.000	06/01/52	568,324
2,249,363	5.000	07/01/52	2,279,447
29,041	5.000	08/01/52	29,421
778,443	6.000	12/01/52	804,079

			45,643,742

UMBS, 30 Year, Single Family(d) – 6.2%
2,000,000	6.500	TBA-30yr	2,063,903
5,000,000	5.500	TBA-30yr	5,050,780
4,000,000	3.500	TBA-30yr	3,714,998
3,000,000	2.500	TBA-30yr	2,585,742

			13,415,423

TOTAL FEDERAL AGENCIES			$113,106,657

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $125,580,935)			$121,625,007

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – 25.1%

Sovereign – 25.1%
FFCB
$2,180,000	3.430%	12/06/28	$2,110,850
720,000	5.270	05/01/29	766,246
FHLB
3,620,000	3.500	06/11/32	3,412,465
FNMA
2,600,000	6.250	05/15/29	2,948,140
27,000,000	0.875	08/05/30	22,006,080
4,000,000	6.625	11/15/30	4,740,200
Tennessee Valley Authority
20,150,000	0.750	05/15/25	18,729,022

TOTAL AGENCY DEBENTURES (Cost $59,895,910)			$54,713,003

Asset-Backed Securities(b) – 1.8%

Collateralized Loan Obligations(c) – 0.4%
Towd Point Mortgage Trust Series 2017-4, Class A2
$1,030,153	3.000%	06/25/57	$911,725

Student Loan – 1.4%
ECMC Group Student Loan Trust Series 2018-2A, Class A(c) (1M USD LIBOR + 0.800%)
938,980	5.645	09/25/68	907,389
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
44,908	6.008	05/25/34	44,883
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
559,468	5.995	09/25/65	550,555
Scholar Funding Trust Series 2013-A, Class A(c) (1M USD LIBOR + 0.650%)
1,067,924	5.481	01/30/45	1,031,774
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
449,020	6.518	07/25/23	447,676

			2,982,277

TOTAL ASSET-BACKED SECURITIES (Cost $4,122,104)			$3,894,002

Municipal Debt Obligations – 1.0%

New Jersey – 1.0%
New Jersey Economic Development Authority Series A
$2,000,000	7.425%	02/15/29	$2,183,063
(Cost $2,000,000)

Sovereign Debt Obligations(e) – 0.5%

United States Dollar – 0.5%
Israel Government AID Bond
$500,000	5.500%	12/04/23	$501,465

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations(e) – (continued)

United States Dollar – (continued)
$700,000	5.500%	04/26/24	$706,209
			1,207,674

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,232,483)			$1,207,674

U.S. Treasury Obligations – 28.0%
United States Treasury Bonds
$1,890,000	3.875%	08/15/40	$1,936,955
3,200,000	1.875	02/15/41	2,394,000
3,040,000	2.250	05/15/41	2,414,425
900,000	3.125	11/15/41	820,125
3,500,000	3.750	11/15/43	3,454,609
3,830,000	3.625	02/15/44	3,703,131
9,390,000	3.375	05/15/44	8,731,233
3,320,000	3.125	08/15/44	2,961,544
6,400,000	2.875	11/15/46	5,452,000
5,080,000	2.750	11/15/47	4,226,719
530,000	2.375	11/15/49	409,508
1,190,000	2.000	02/15/50	843,412
2,020,000	2.375	05/15/51	1,550,981
United States Treasury Notes
4,200,000	1.125	02/29/28	3,729,141
6,430,000	1.250	03/31/28	5,735,761
12,860,000	3.125 (f)	11/15/28	12,536,490
United States Treasury Strip Coupon(g)
4,000	0.000	11/15/35	2,500

TOTAL U.S. TREASURY OBLIGATIONS (Cost $71,068,658)			$60,902,534

Shares	Dividend Rate		Value

Investment Company(h) – 1.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
2,778,963	4.725%		$2,778,963

(Cost $2,778,963)

TOTAL INVESTMENTS – 113.5% (Cost $266,679,053)			$247,304,246

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.5)%			(29,500,710)

NET ASSETS – 100.0%			$217,803,536

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued) March 31, 2023

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $28,710,331 which represents approximately 13.2% of net assets as of March 31, 2023.

(e)

Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $1,207,674, which represents approximately 1% of the Fund’s net assets as of March 31, 2023

(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA	4.500%	TBA - 30yr	04/20/23	$(2,000,000)	$(1,969,918)
GNMA	5.000	TBA - 30yr	04/20/23	(2,000,000)	(2,002,038)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	05/11/23	(3,000,000)	(2,481,655)
UMBS, 30 Year, Single Family	4.500	TBA - 30yr	04/13/22	(3,000,000)	(2,938,593)
UMBS, 30 Year, Single Family	5.000	TBA - 30yr	04/13/23	(1,000,000)	(997,148)
UMBS, 30 Year, Single Family	3.000	TBA - 30yr	04/13/22	(1,000,000)	(896,719)
UMBS, 30 Year, Single Family	4.000	TBA - 30yr	04/13/23	(2,000,000)	(1,912,656)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	04/13/22	(4,000,000)	(3,305,123)

(PROCEEDS RECEIVABLE: $(16,230,020))					$(16,503,850)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	68	06/30/23	$14,038,813	$82,254
5 Year U.S. Treasury Notes	132	06/30/23	14,455,031	157,443

Total				$239,697

Short position contracts:
10 Year U.S. Treasury Notes	(203)	06/21/23	(23,658,734)	(209,098)
20 Year U.S. Treasury Bonds	(71)	06/21/23	(9,312,094)	(333,579)
30 Day Federal Funds	(10)	09/29/23	(3,968,443)	2,967

Ultra Long U.S. Treasury Bonds	(48)	06/21/23	(6,774,000)	(197,193)

Total				$(736,903)

TOTAL FUTURES CONTRACTS				$(497,206)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	4.430%	12/31/24	$10		$28	$(2)	$30
12M SOFR	4.540	03/15/25	1,990	(b)	18,404	19,881	(1,477)
3.490%	12M SOFR	05/28/27	10		26	(30)	56
3.714	12M SOFR	09/30/27	2,070	(b)	(30,407)	(26,869)	(3,538)
2.680	12M SOFR	07/28/32	480	(b)	5,220	(2,399)	7,619
12M SOFR	2.910	07/28/37	1,140	(b)	(10,794)	2,031	(12,825)
12M SOFR	2.720	08/11/37	3,780	(b)	(60,480)	(114,368)	53,888
2.080	12M SOFR	07/28/47	780	(b)	8,065	(496)	8,561
2.170	12M SOFR	08/11/52	1,820	(b)	61,145	73,757	(12,612)

TOTAL					$(8,793)	$(48,495)	$39,702

(a)	Payments made annually.

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	2,000,000	$2,000,000	$9,462	$67,000	$(57,538)

Written option contracts
Calls
1Y IRS	Citibank NA	1.750	07/28/2023	(2,000,000)	(2,000,000)	(1,898)	(25,000)	23,102
1Y IRS	Citibank NA	2.075	07/28/2023	(2,000,000)	(2,000,000)	(4,296)	(42,000)	37,704
				(4,000,000)	$(4,000,000)	$(6,194)	$(67,000)	$60,806

TOTAL				(2,000,000)	$(2,000,000)	$3,268	$—	$3,268

Currency Abbreviations:
USD	—U.S. Dollar

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
UMBS	—Uniform Mortgage Backed Securities

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
SOFR	—Secured Overnight Funding Rate

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 96.5%
United States Treasury Inflation Indexed Bonds
$15,982,890	2.125%		02/15/40	$17,610,668
9,304,215	1.375		02/15/44	8,990,927
7,036,576	0.750		02/15/45	5,975,979
11,570,971	1.000		02/15/48	10,269,436
9,663,318	1.000		02/15/49	8,549,647
6,154,174	0.250		02/15/50	4,459,010
6,950,301	0.125		02/15/51	4,809,863
United States Treasury Inflation Indexed Notes
26,952,371	0.125		10/15/24	26,327,456
17,125,785	0.125		04/15/25	16,596,067
16,370,765	0.375	(a)	07/15/25	16,019,840
10,835,474	0.125		10/15/25	10,505,277
4,267,163	0.625		01/15/26	4,173,678
20,848,157	0.125		04/15/26	20,010,708
12,515,233	0.125		07/15/26	12,057,057
20,457,139	0.125		10/15/26	19,647,899
11,601,747	0.375		01/15/27	11,183,829
14,708,961	0.375		07/15/27	14,208,236
17,594,100	0.500		01/15/28	16,991,554
9,532,240	0.750		07/15/28	9,347,464
38,793,030	0.875		01/15/29	38,105,957
8,816,371	0.250		07/15/29	8,353,644
20,892,910	0.125		07/15/30	19,439,605
7,192,490	0.125		01/15/31	6,646,731
30,576,482	0.125		07/15/31	28,161,138
7,930,429	0.125		01/15/32	7,243,681
9,120,573	0.625		07/15/32	8,712,457
331,350	1.125		01/15/33	330,405

TOTAL U.S. TREASURY OBLIGATIONS (Cost $387,877,044)				$354,728,213

Shares	Dividend Rate	Value

Investment Company(b) – 2.0%

Goldman Sachs Financial Square Government Fund - Institutional Shares
7,437,908	4.725%	$7,437,908
(Cost $7,437,908)

TOTAL INVESTMENTS – 98.5% (Cost $395,314,952)		$362,166,121

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		5,511,699

NET ASSETS – 100.0%		$367,677,820

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(b)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	29	06/21/23	$3,513,078	$4,978
5 Year U.S. Treasury Notes	82	06/30/23	8,979,641	32,955

Total				$37,933

Short position contracts:
10 Year U.S. Treasury Notes	(1)	06/21/23	(114,922)	108
2 Year U.S. Treasury Notes	(9)	06/30/23	(1,858,078)	(22,180)
20 Year U.S. Treasury Bonds	(2)	06/21/23	(262,313)	(385)
30 Day Federal Funds	(12)	09/29/23	(4,762,131)	3,412
Ultra Long U.S. Treasury Bonds	(28)	06/21/23	(3,951,500)	(42,576)

Total				$(61,621)

TOTAL FUTURES CONTRACTS				$(23,688)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.251%(a)	1T CPI-U(a)	02/20/24	$13,700		$1,323,302	$20	$1,323,282
2.103(a)	1T CPI-U(a)	12/14/24	10,000		1,079,064	33	1,079,031
4.430(b)	12M SOFR(b)	12/31/24	10		(36)	(47)	11
12M SOFR(b)	4.540%(b)	03/15/25	7,640	(c)	70,656	76,327	(5,671)
2.007(a)	1T CPI-U(a)	02/07/26	6,300		728,308	34	728,274
12M SOFR(b)	3.490(b)	05/31/27	10		6	(32)	38
3.714(b)	12M SOFR(b)	09/30/27	8,150	(c)	(119,717)	(105,787)	(13,930)
1T CPI-U(a)	2.103(a)	02/07/29	6,300		(782,642)	56	(782,698)
2.680(b)	12M SOFR(b)	07/28/32	4,760	(c)	51,769	84,438	(32,669)
12M SOFR(b)	2.910(b)	07/28/37	11,700	(c)	(110,782)	(163,887)	53,105
12M SOFR(b)	2.720(b)	08/11/37	17,660	(c)	(282,560)	(526,086)	243,526
2.080(b)	12M SOFR(b)	07/28/47	8,840	(c)	91,402	69,717	21,685
2.170(b)	12M SOFR(b)	08/11/52	8,530	(c)	286,579	208,567	78,012

TOTAL					$2,335,349	$(356,647)	$2,691,996

(a)	Payments made at maturity.

(b)	Payments made annually.

(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

Abbreviations:
CPI U	—Consumer Price Index For All Urban Consumers
SOFR	—Secured Overnight Funding Rate

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 58.9%

Advertising(a)(b) – 0.3%
Outfront Media Capital LLC/Outfront Media Capital Corp.
$4,405,000	6.250%		06/15/25	$4,394,957

Aerospace & Defense(b) – 1.9%
Howmet Aerospace, Inc.
1,279,000	5.125		10/01/24	1,276,225
1,265,000	6.875		05/01/25	1,313,753
Teledyne Technologies, Inc.
9,375,000	1.600		04/01/26	8,539,125
The Boeing Co.
11,850,000	4.875		05/01/25	11,826,655
5,400,000	2.600		10/30/25	5,070,546

				28,026,304

Agriculture(b) – 0.5%
BAT International Finance PLC
8,000,000	1.668		03/25/26	7,285,920

Airlines(b) – 0.3%
Delta Air Lines, Inc.
1,960,000	3.800		04/19/23	1,958,040
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.(a)
3,030,000	8.000		09/20/25	3,047,120

				5,005,160

Automotive – 1.7%
Ford Motor Credit Co. LLC(b)
5,639,000	2.300		02/10/25	5,229,157
250,000	4.687		06/09/25	240,530
General Motors Financial Co., Inc.(b)
1,100,000	3.950		04/13/24	1,081,388
8,800,000	1.500		06/10/26	7,837,280
The Goodyear Tire & Rubber Co.(b)
3,235,000	9.500		05/31/25	3,332,859
Volkswagen Group of America Finance LLC(a)
5,800,000	3.950		06/06/25	5,688,582
ZF North America Capital, Inc.(a)
900,000	4.750		04/29/25	884,673

				24,294,469

Banks – 22.9%
Banco do Brasil SA
3,350,000	4.750		03/20/24	3,303,770
Banco Santander SA
1,600,000	2.746		05/28/25	1,505,536
Bank of America Corp.
9,025,000	4.000		01/22/25	8,837,100
23,950,000	3.950		04/21/25	23,209,466
(SOFR + 0.910%)
20,250,000	0.981	(b)(c)	09/25/25	18,912,082
(SOFR + 1.110%)
12,245,000	3.841	(b)(c)	04/25/25	12,017,610
Barclays PLC(b)(c)
(3M USD LIBOR + 1.610%)
1,850,000	3.932		05/07/25	1,800,217
(SOFR + 2.714%)
3,600,000	2.852		05/07/26	3,364,020

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
BNP Paribas SA(a)
$10,000,000	4.375%		09/28/25	$9,611,900
(SOFR + 2.074%)
3,275,000	2.219	(b)(c)	06/09/26	3,011,035
BPCE SA(a)
850,000	2.375		01/14/25	800,020
(SOFR + 1.520%)
3,675,000	1.652	(b)(c)	10/06/26	3,305,699
Citigroup, Inc.
1,525,000	3.875		03/26/25	1,477,695
1,375,000	4.400		06/10/25	1,340,199
1,800,000	4.600		03/09/26	1,766,088
(SOFR + 0.686%)
3,700,000	0.776	(b)(c)	10/30/24	3,596,326
(SOFR + 0.694%)
15,075,000	2.014	(b)(c)	01/25/26	14,198,841
(SOFR + 1.372%)
7,355,000	4.140	(b)(c)	05/24/25	7,231,362
(SOFR + 2.842%)
14,275,000	3.106	(b)(c)	04/08/26	13,649,327
Credit Agricole SA
5,700,000	4.375		03/17/25	5,508,195
Credit Suisse AG
5,539,000	6.500	(a)	08/08/23	5,296,281
11,225,000	3.700		02/21/25	10,654,994
675,000	2.950		04/09/25	627,176
Credit Suisse Group AG(a)(b)(c)
(3M USD LIBOR + 1.240%)
2,100,000	4.207		06/12/24	2,037,105
(SOFR + 2.044%)
9,600,000	2.193		06/05/26	8,508,192
Deutsche Bank AG
6,025,000	3.700		05/30/24	5,722,184
(SOFR + 2.159%)
1,525,000	2.222	(b)(c)	09/18/24	1,483,276
Fifth Third Bancorp(b)
690,000	2.375		01/28/25	641,072
First Horizon Corp.(b)
1,500,000	4.000		05/26/25	1,396,455
First-Citizens Bank & Trust Co.(b)(c)
(3M TSFR + 1.715%)
1,050,000	2.969		09/27/25	974,757
(SOFR + 3.827%)
5,210,000	3.929		06/19/24	5,075,843
HSBC Holdings PLC(b)(c) (SOFR + 1.538%)
8,675,000	1.645		04/18/26	7,926,521
ING Groep NV(a)
5,000,000	4.625		01/06/26	4,920,850
(1 year CMT + 1.100%)
4,750,000	1.400	(b)(c)	07/01/26	4,346,108
JPMorgan Chase & Co.(b)(c)
(SOFR + 0.420%)
5,150,000	0.563		02/16/25	4,941,786
(SOFR + 0.605%)
6,525,000	1.561		12/10/25	6,115,034
(SOFR + 0.800%)
9,200,000	1.045		11/19/26	8,225,720

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 1.850%)
$6,360,000	2.083%	04/22/26	$5,972,803
(TSFR3M + 1.585%)
22,175,000	2.005	03/13/26	20,889,515
Lloyds Banking Group PLC
1,525,000	4.500	11/04/24	1,468,041
Macquarie Group Ltd.(a)(b)(c) (SOFR + 1.069%)
2,100,000	1.340	01/12/27	1,874,481
Mitsubishi UFJ Financial Group, Inc.
3,025,000	1.412	07/17/25	2,775,559
Morgan Stanley(b)(c)
(SOFR + 0.509%)
11,250,000	0.791	01/22/25	10,822,950
(SOFR + 0.525%)
3,700,000	0.790	05/30/25	3,503,456
(SOFR + 0.720%)
4,025,000	0.985	12/10/26	3,587,362
(SOFR + 0.745%)
2,125,000	0.864	10/21/25	1,974,656
(SOFR + 1.990%)
20,275,000	2.188	04/28/26	19,052,012
NatWest Group PLC(b)(c)
(1 year CMT + 2.150%)
1,325,000	2.359	05/22/24	1,318,004
(3M USD LIBOR + 1.550%)
6,505,000	4.519	06/25/24	6,473,060
Santander Holdings USA, Inc.(b)(c) (SOFR + 1.380%)
4,171,000	4.260	06/09/25	4,025,265
Santander UK Group Holdings PLC(b)(c) (SOFR + 0.787%)
9,700,000	1.089	03/15/25	9,171,932
Standard Chartered PLC(a)(b)(c) (1 year CMT + 0.780%)
2,275,000	0.991	01/12/25	2,179,655
Sumitomo Mitsui Financial Group, Inc.
1,925,000	1.474	07/08/25	1,764,705
Wells Fargo & Co.(b)(c)
(SOFR + 1.560%)
9,910,000	4.540	08/15/26	9,730,034
(SOFR + 2.000%)
7,200,000	2.188	04/30/26	6,755,832
Westpac New Zealand Ltd.(a)
2,265,000	4.902	02/15/28	2,258,726

			332,937,890

Building Materials(b) – 1.0%
Carrier Global Corp.
15,325,000	2.242	02/15/25	14,629,245
JELD-WEN, Inc.(a)
125,000	4.875	12/15/27	106,134
Summit Materials LLC/Summit Materials Finance Corp.(a)
115,000	6.500	03/15/27	114,417

			14,849,796

Chemicals(b) – 0.8%
Celanese US Holdings LLC
900,000	3.500	05/08/24	879,282
International Flavors & Fragrances, Inc.(a)
5,225,000	1.230	10/01/25	4,678,360

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(b) – (continued)
Methanex Corp.
$3,500,000	4.250%	12/01/24	$3,389,750
OCI NV(a)
1,043,000	4.625	10/15/25	993,656
Sasol Financing USA LLC
450,000	5.875	03/27/24	444,600
SPCM SA(a)
1,650,000	3.125	03/15/27	1,452,198

			11,837,846

Commercial Services – 0.7%
Global Payments, Inc.(b)
3,175,000	1.200	03/01/26	2,826,956
Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
7,400,000	5.250	04/15/24	7,340,208
The ADT Security Corp.
293,000	4.125	06/15/23	291,875

			10,459,039

Computers(b) – 0.8%
Dell International LLC/EMC Corp.
10,665,000	5.850	07/15/25	10,840,866
NetApp, Inc.
1,300,000	1.875	06/22/25	1,213,316

			12,054,182

Diversified Financial Services – 3.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(b)
5,925,000	3.500	01/15/25	5,679,290
640,000	6.500	07/15/25	643,315
Air Lease Corp.(b)
1,500,000	2.300	02/01/25	1,420,650
1,100,000	3.375	07/01/25	1,045,814
5,175,000	1.875	08/15/26	4,593,899
Aviation Capital Group LLC(a)(b)
1,725,000	1.950	01/30/26	1,533,422
Avolon Holdings Funding Ltd.(a)(b)
1,075,000	3.950	07/01/24	1,045,373
2,075,000	2.875	02/15/25	1,944,711
Capital One Financial Corp.(b)
6,050,000	3.200	02/05/25	5,697,648
LD Holdings Group LLC(a)(b)
3,610,000	6.500	11/01/25	2,301,808
Nomura Holdings, Inc.
2,695,000	5.099	07/03/25	2,650,047
OneMain Finance Corp.(b)
4,390,000	6.125	03/15/24	4,277,133
PennyMac Financial Services, Inc.(a)(b)
2,160,000	5.375	10/15/25	2,017,008
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(a)(b)
10,460,000	2.875	10/15/26	9,324,358
Synchrony Financial(b)
4,260,000	4.875	06/13/25	3,949,872

			48,124,348

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electrical(b) – 1.9%
Avangrid, Inc.
$1,375,000	3.200%	04/15/25	$1,318,391
DTE Energy Co.
3,375,000	1.050	06/01/25	3,100,005
Enel Finance International NV(a)
7,875,000	1.375	07/12/26	7,017,019
Entergy Corp.
2,800,000	0.900	09/15/25	2,524,704
NRG Energy, Inc.(a)
4,525,000	3.750	06/15/24	4,387,033
2,855,000	5.250	06/15/29	2,635,422
Vistra Operations Co. LLC(a)
3,325,000	3.550	07/15/24	3,211,784
2,965,000	5.000	07/31/27	2,802,162

			26,996,520

Electrical Components & Equipment(a)(b) – 0.2%
Wesco Distribution, Inc.
2,845,000	7.125	06/15/25	2,892,853

Electronics(a) – 0.2%
Sensata Technologies B.V.
3,000,000	5.000	10/01/25	2,977,170

Energy-Alternate Sources(a)(b) – 0.0%
Greenko Dutch B.V.
188,000	3.850	03/29/26	169,341
Greenko Wind Projects Mauritius Ltd.
200,000	5.500	04/06/25	189,225

			358,566

Engineering & Construction(b) – 0.2%
AECOM
2,750,000	5.125	03/15/27	2,697,283

Entertainment(a) – 1.2%
Banijay Entertainment SASU(b)
930,000	5.375	03/01/25	908,629
Caesars Entertainment, Inc.(b)
1,895,000	6.250	07/01/25	1,895,587
Caesars Resort Collection LLC/CRC Finco, Inc.(b)
6,300,000	5.750	07/01/25	6,327,405
Six Flags Theme Parks, Inc.(b)
1,125,000	7.000	07/01/25	1,137,274
Warnermedia Holdings, Inc.
6,900,000	3.638	03/15/25	6,675,957

			16,944,852

Environmental(a)(b) – 0.6%
GFL Environmental, Inc.
3,880,000	3.750	08/01/25	3,727,865
4,860,000	5.125	12/15/26	4,754,927

			8,482,792

Food & Drug Retailing(a)(b) – 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3,630,000	3.250	03/15/26	3,416,374
110,000	7.500	03/15/26	113,757

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing(a)(b) – (continued)
Performance Food Group, Inc.
$3,020,000	6.875%		05/01/25	$3,044,673
US Foods, Inc.
1,055,000	6.250		04/15/25	1,064,991

				7,639,795

Gas(b) – 0.7%
NiSource, Inc.
11,050,000	0.950		08/15/25	10,089,976

Healthcare Providers & Services – 1.7%
Centene Corp.(b)
1,900,000	4.250		12/15/27	1,830,384
8,410,000	2.450		07/15/28	7,314,514
HCA, Inc.
8,810,000	5.375		02/01/25	8,812,907
6,000,000	5.875	(b)	02/15/26	6,087,540

				24,045,345

Household Products(b) – 0.0%
Spectrum Brands, Inc.
114,000	5.750		07/15/25	113,120

Housewares(b) – 0.2%
Newell Brands, Inc.
2,770,000	4.875		06/01/25	2,712,467

Insurance – 0.4%
American International Group, Inc.(b)
1,333,000	2.500		06/30/25	1,261,991
Athene Global Funding(a)
1,725,000	1.450		01/08/26	1,533,473
Equitable Financial Life Global Funding(a)
1,550,000	1.400		07/07/25	1,433,921
Great-West Lifeco US Finance 2020 LP(a)(b)
2,000,000	0.904		08/12/25	1,812,720

				6,042,105

Internet – 1.5%
Gen Digital, Inc.(a)(b)
3,110,000	6.750		09/30/27	3,127,634
Netflix, Inc.
3,265,000	5.875		02/15/25	3,332,847
4,000,000	3.625	(a)(b)	06/15/25	3,888,720
Prosus NV(a)(b)
7,030,000	3.257		01/19/27	6,379,725
Uber Technologies, Inc.(a)(b)
4,340,000	7.500		05/15/25	4,393,425

				21,122,351

Investment Companies – 0.4%
Blackstone Private Credit Fund
6,000,000	4.700		03/24/25	5,729,940

Iron/Steel – 0.3%
Mineral Resources Ltd.(a)(b)
3,555,000	8.000		11/01/27	3,655,038
POSCO(a)
310,000	5.750		01/17/28	317,691

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Iron/Steel – (continued)
Steel Dynamics, Inc.(b)
$345,000	2.400%		06/15/25	$326,711

				4,299,440

Leisure Time(a)(b) – 0.5%
NCL Corp. Ltd.
2,245,000	5.875		02/15/27	2,093,305
Royal Caribbean Cruises Ltd.
4,880,000	11.500		06/01/25	5,204,081

				7,297,386

Lodging(b) – 0.7%
Marriott International, Inc.
4,918,000	5.750		05/01/25	4,974,016
MGM Resorts International
2,040,000	6.750		05/01/25	2,057,177
3,511,000	5.750		06/15/25	3,503,872

				10,535,065

Machinery-Diversified(b) – 0.5%
Husky III Holding Ltd.(a)(d)
1,104,000	13.000		02/15/25	932,880
Mueller Water Products, Inc.(a)
2,985,000	4.000		06/15/29	2,685,097
Otis Worldwide Corp.
4,000,000	2.056		04/05/25	3,778,680

				7,396,657

Media – 1.6%
AMC Networks, Inc.(b)
4,486,000	4.750		08/01/25	3,961,183
Charter Communications Operating LLC/Charter
Communications Operating Capital(b)
8,925,000	4.908		07/23/25	8,826,646
(3M USD LIBOR + 1.650%)
1,275,000	6.464	(c)	02/01/24	1,277,932
CSC Holdings LLC
4,120,000	5.250		06/01/24	3,976,171
DISH DBS Corp.
5,065,000	5.875		11/15/24	4,518,993
Scripps Escrow, Inc.(a)(b)
120,000	5.875		07/15/27	88,427

				22,649,352

Mining(a)(b) – 0.3%
Glencore Funding LLC
4,200,000	1.625		09/01/25	3,881,304
Miscellaneous Manufacturing(b) – 0.2%
Amsted Industries, Inc.(a)
2,754,000	5.625		07/01/27	2,677,026
Hillenbrand, Inc.
890,000	5.750		06/15/25	886,778

				3,563,804

Multi-National(a)(b) – 0.1%
The African Export-Import Bank
1,050,000	2.634		05/17/26	936,379

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Multi-National(a)(b) – (continued)
$1,130,000	3.798%	05/17/31	$916,487

			1,852,866

Office & Business Equipment(a)(b) – 0.3%
Xerox Holdings Corp.
4,495,000	5.000	08/15/25	4,243,055

Oil Field Services(b) – 1.1%
Canadian Natural Resources Ltd.
1,875,000	2.050	07/15/25	1,756,894
Continental Resources, Inc.
6,800,000	3.800	06/01/24	6,660,804
Devon Energy Corp.
120,000	5.250	09/15/24	120,241
EQT Corp.
2,625,000	6.125	02/01/25	2,641,065
Petroleos Mexicanos
210,000	6.875	10/16/25	207,086
QatarEnergy
2,160,000	1.375	09/12/26	1,936,305
Saudi Arabian Oil Co.
2,130,000	1.625	11/24/25	1,969,984
USA Compression Partners LP/USA Compression Finance Corp.
120,000	6.875	04/01/26	117,228

			15,409,607

Packaging – 0.7%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(a)(b)
1,165,000	6.000	06/15/27	1,154,480
Ball Corp.
4,663,000	4.000	11/15/23	4,612,826
Berry Global, Inc.(b)
3,200,000	1.570	01/15/26	2,907,200
Silgan Holdings, Inc.(a)(b)
1,925,000	1.400	04/01/26	1,731,230

			10,405,736

Pharmaceuticals(b) – 1.1%
Elanco Animal Health, Inc.
500,000	6.022	08/28/23	497,335
Herbalife Nutrition Ltd./HLF Financing, Inc.(a)
7,435,000	7.875	09/01/25	7,031,131
Perrigo Finance Unlimited Co.
5,000,000	3.900	12/15/24	4,887,300
PRA Health Sciences, Inc.(a)
3,144,000	2.875	07/15/26	2,899,554

			15,315,320

Pipelines(b) – 2.1%
Cheniere Energy Partners LP
2,835,000	4.500	10/01/29	2,644,772
DCP Midstream Operating LP
4,645,000	5.375	07/15/25	4,630,275
2,690,000	5.625	07/15/27	2,726,853
Energy Transfer LP/Regency Energy Finance Corp.
150,000	4.500	11/01/23	148,847

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Pipelines(b) – (continued)
EQM Midstream Partners LP
$1,265,000	4.750%	07/15/23	$1,254,576
MPLX LP
1,225,000	4.875	12/01/24	1,217,613
8,300,000	1.750	03/01/26	7,578,647
NGPL PipeCo LLC(a)
410,000	4.875	08/15/27	396,782
NuStar Logistics LP
6,820,000	5.750	10/01/25	6,655,229
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
2,720,000	6.875	01/15/29	2,783,566

			30,037,160

Real Estate(b)(e) – 0.0%
Sunac China Holdings Ltd.
200,000	6.500	01/10/25	46,500
Zhenro Properties Group Ltd.
200,000	6.700	08/04/26	15,000

			61,500

Real Estate Investment Trust(b) – 1.4%
American Tower Corp.
1,150,000	2.400	03/15/25	1,090,901
1,400,000	1.300	09/15/25	1,283,772
Crown Castle, Inc.
1,750,000	1.350	07/15/25	1,613,570
MPT Operating Partnership LP/MPT Finance Corp.
7,785,000	5.250	08/01/26	6,994,667
National Retail Properties, Inc.
435,000	3.900	06/15/24	426,674
VICI Properties LP/VICI Note Co., Inc.(a)
4,830,000	5.625	05/01/24	4,792,133
4,590,000	3.500	02/15/25	4,348,704
WP Carey, Inc.
230,000	4.000	02/01/25	224,471

			20,774,892

Retailing(b) – 0.4%
Nordstrom, Inc.
3,000,000	2.300	04/08/24	2,866,410
Penske Automotive Group, Inc.
3,310,000	3.500	09/01/25	3,131,922

			5,998,332

Semiconductors(b) – 0.2%
NXP B.V./NXP Funding LLC/NXP USA, Inc.
250,000	2.700	05/01/25	237,107
Skyworks Solutions, Inc.
2,425,000	1.800	06/01/26	2,185,289

			2,422,396

Software – 1.0%
Fair Isaac Corp.(a)(b)
2,705,000	5.250	05/15/26	2,702,728
Infor, Inc.(a)(b)
1,075,000	1.750	07/15/25	980,088

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Oracle Corp.
$2,825,000	2.500	%(b)	04/01/25	$2,702,593
3,575,000	5.800		11/10/25	3,664,268
PTC, Inc.(a)(b)
2,085,000	3.625		02/15/25	2,010,398
VMware, Inc.(b)
2,575,000	1.000		08/15/24	2,427,478

				14,487,553

Telecommunication Services – 2.0%
CommScope Technologies LLC(a)(b)
112,000	6.000		06/15/25	105,635
Sprint LLC.
2,840,000	7.875		09/15/23	2,863,117
Telecom Italia SpA(a)
5,615,000	5.303		05/30/24	5,501,465
T-Mobile USA, Inc.(b)
21,574,000	3.500		04/15/25	20,976,832

				29,447,049

Toys/Games/Hobbies(a)(b) – 0.2%
Mattel, Inc.
2,815,000	5.875		12/15/27	2,800,812

Trucking & Leasing(a)(b) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
4,950,000	1.200		11/15/25	4,438,764

TOTAL CORPORATE OBLIGATIONS (Cost $910,889,437)				$855,433,096

Mortgage-Backed Obligations – 14.2%

Collateralized Mortgage Obligations – 3.1%
Interest Only(f) – 0.5%
FHLMC REMIC Series 3852, Class SW (-1X 1M USD LIBOR + 6.000%)
$236,996	1.316	%(c)	05/15/41	$22,429
FHLMC REMIC Series 4314, Class SE (-1X 1M USD LIBOR + 6.050%)
225,771	1.366	(c)	03/15/44	23,930
FHLMC REMIC Series 4468, Class SY (-1X 1M USD LIBOR + 6.100%)
364,529	1.416	(c)	05/15/45	41,807
FHLMC REMIC Series 4583, Class ST (-1X 1M USD LIBOR + 6.000%)
254,225	1.316	(c)	05/15/46	29,444
FHLMC REMIC Series 4998, Class GI
4,001,251	4.000		08/25/50	782,163
FHLMC REMIC Series 5012, Class DI
656,585	4.000		09/25/50	125,270
FHLMC REMIC Series 5020, Class IH
1,688,131	3.000		08/25/50	267,426
FNMA REMIC Series 2010-135, Class AS (-1X 1M USD LIBOR +5.950%)
71,692	1.105	(c)	12/25/40	6,020

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(f) – (continued)
FNMA REMIC Series 2016-1, Class SJ (-1X 1M USD LIBOR + 6.150%)
$352,039	1.305	%(c)	02/25/46	$43,873
FNMA REMIC Series 2017-31, Class SG (-1X 1M USD LIBOR + 6.100%)
423,603	1.255	(c)	05/25/47	53,002
FNMA REMIC Series 2018-17, Class CS (-1X 1M USD LIBOR + 3.450%)
1,690,738	0.366	(c)	03/25/48	32,569
FNMA REMIC Series 2020-49, Class IO
371,078	4.000		07/25/50	71,120
FNMA REMIC Series 2020-49, Class KS (-1X 1M USD LIBOR + 6.100%)
2,790,084	1.255	(c)	07/25/50	346,545
FNMA REMIC Series 2020-60, Class NI
609,773	4.000		09/25/50	116,338
FNMA REMIC Series 2020-62, Class GI
2,938,330	4.000		06/25/48	559,355
GNMA REMEC Series 2020-55, Class PI
714,736	3.500		04/20/50	116,726
GNMA REMIC Series 2013-124, Class CS (-1X 1M USD LIBOR + 6.050%)
241,821	1.289	(c)	08/20/43	27,777
GNMA REMIC Series 2013-152, Class TS (-1X 1M USD LIBOR + 6.100%)
87,021	1.339	(c)	06/20/43	8,781
GNMA REMIC Series 2014-132, Class SL (-1X 1M USD LIBOR + 6.100%)
175,984	1.339	(c)	10/20/43	9,556
GNMA REMIC Series 2014-162, Class SA (-1X 1M USD LIBOR + 5.600%)
89,666	0.839	(c)	11/20/44	8,194
GNMA REMIC Series 2015-111, Class IM
278,160	4.000		08/20/45	41,543
GNMA REMIC Series 2015-123, Class SP (-1X 1M USD LIBOR + 6.250%)
157,457	1.489	(c)	09/20/45	18,672
GNMA REMIC Series 2016-27, Class IA
91,142	4.000		06/20/45	11,117
GNMA REMIC Series 2017-112, Class SJ (-1X 1M USD LIBOR + 5.660%)
151,557	0.899	(c)	07/20/47	14,366
GNMA REMIC Series 2018-122, Class HS (-1X 1M USD LIBOR + 6.200%)
348,962	1.439	(c)	09/20/48	40,523
GNMA REMIC Series 2018-122, Class SE (-1X 1M USD LIBOR + 6.200%)
324,491	1.439	(c)	09/20/48	36,925
GNMA REMIC Series 2018-139, Class SQ (-1X 1M USD LIBOR + 6.150%)
323,525	1.389	(c)	10/20/48	33,702
GNMA REMIC Series 2019-1, Class SN (-1X 1M USD LIBOR + 6.050%)
344,761	1.289	(c)	01/20/49	35,611
GNMA REMIC Series 2019-110, Class PS (-1X 1M USD LIBOR + 6.050%)
3,384,754	1.289	(c)	09/20/49	404,588

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(f) – (continued)
GNMA REMIC Series 2019-153, Class EI
$7,777,649	4.000%		12/20/49	$1,406,249
GNMA REMIC Series 2019-78, Class SE (-1X 1M USD LIBOR + 6.100%)
154,786	1.339	(c)	06/20/49	15,520
GNMA REMIC Series 2020-146, Class KI
4,002,629	2.500		10/20/50	528,965
GNMA REMIC Series 2020-151, Class MI
7,015,095	2.500		10/20/50	914,937
GNMA REMIC Series 2020-55, Class AS (-1X 1M USD LIBOR + 6.050%)
8,638,124	1.289	(c)	04/20/50	1,026,154
GNMA REMIC Series 2020-61, Class GI
2,008,904	5.000		05/20/50	374,537
GNMA REMIC Series 2020-78, Class DI
1,531,368	4.000		06/20/50	276,692

				7,872,426

Sequential Fixed Rate – 0.6%
FHLMC REMIC Series 4649, Class ML
3,271,661	4.000		11/15/54	3,223,845
FNMA REMIC Series 2012-111, Class B
10,437	7.000		10/25/42	11,333
FNMA REMIC Series 2012-153, Class B
35,275	7.000		07/25/42	38,893
GCAT Trust Series 22-NQM4, Class A1
514,764	5.269	(a)(b)(g)	08/25/67	514,079
OBX Trust Series 2022-NQM7, Class A1
512,021	5.110	(a)(b)(g)	08/25/62	507,329
Verus Securitization Trust Series 2022-1, Class A1
4,504,116	2.724	(a)(b)(g)	01/25/67	4,039,767

				8,335,246

Sequential Floating Rate(a) – 2.0%
Bellemeade Re Ltd. Series 2021-2A, Class M1B (1M SOFR + 1.500%)
1,400,000	6.060	(c)	06/25/31	1,355,417
Connecticut Avenue Securities Series 2021-R02, Class 2B1 (1M SOFR + 3.300%)
4,100,000	7.860	(c)	11/25/41	3,849,146
Connecticut Avenue Securities Trust Series 2021-R01, Class 1B1 (1M SOFR + 3.100%)
2,311,000	7.660	(c)	10/25/41	2,180,966
Connecticut Avenue Securities Trust Series 2022-R02, Class 2M2 (1M SOFR + 3.000%)
1,910,000	7.560	(c)	01/25/42	1,825,506
FHLMC STACR Debt Notes Series 2020-HQA5, Class M2 (1M SOFR + 2.600%)
2,428,745	7.160	(c)	11/25/50	2,434,909
FHLMC STACR REMIC Trust Series 2020-DNA2, Class M2 (1M USD LIBOR + 1.850%)
813,574	6.695	(c)	02/25/50	817,910
FHLMC STACR REMIC Trust Series 2020-DNA3, Class B1 (1M USD LIBOR + 5.100%)
466,152	9.945	(c)	06/25/50	493,616

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – (continued)
FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1 (1M SOFR + 4.800%)
$3,231,000	9.360	%(c)	10/25/50	$3,367,011
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2 (1M SOFR + 2.800%)
694,427	7.360	(c)	10/25/50	702,673
FHLMC STACR REMIC Trust Series 2021-DNA1, Class M2 (1M SOFR + 1.800%)
215,705	6.360	(c)	01/25/51	213,016
FHLMC STACR REMIC Trust Series 2021-DNA6, Class B1 (1M SOFR + 3.400%)
2,046,000	7.960	(c)	10/25/41	1,918,641
FHLMC STACR REMIC Trust Series 2021-HQA2, Class M2 (1M SOFR + 2.050%)
1,150,000	6.610	(c)	12/25/33	1,088,102
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A (1M SOFR + 1.000%)
1,872,514	5.560	(c)	01/25/42	1,836,357
FHLMC STACR REMIC Trust Series 2022-DNA3, Class M1A (1M SOFR + 2.000%)
2,059,668	6.560		04/25/42	2,059,657
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1
4,795,107	2.520	(c)	05/25/52	3,969,790
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
90,951	3.750		05/28/52	85,038

				28,197,755

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				44,405,427

Commercial Mortgage-Backed Securities – 0.5%
Sequential Fixed Rate(a) – 0.4%
BANK Series 2017-BNK9, Class D
$700,000	2.800%		11/15/54	$438,886
BX Trust Series 2022, Class A
3,900,000	5.760		10/13/27	3,890,579
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
1,500,000	3.000		09/15/50	1,005,535
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D
900,000	3.250		01/15/60	660,516

				5,995,516

Sequential Floating Rate(b)(c) – 0.1%
Citigroup Commercial Mortgage Trust Series 2015-P1, Class C
1,949,000	4.369		09/15/48	1,746,365

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$7,741,881

Federal Agencies – 10.6%
GNMA – 1.8%
$1,304,943	4.500%		08/20/47	$1,309,884
215,439	5.000		03/20/48	218,901
2,047,615	4.000		05/20/48	1,996,242
736,930	4.500		06/20/48	734,654
749,236	4.500		07/20/48	746,688
132,439	5.000		08/20/48	134,586
1,140,261	4.500		09/20/48	1,136,382

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$789,014	4.500%	10/20/48	$786,331
439,737	5.000	11/20/48	446,179
993,481	4.500	12/20/48	989,791
2,024,923	5.000	12/20/48	2,052,688
2,409,918	4.500	01/20/49	2,400,215
2,623,165	5.000	01/20/49	2,659,132
750,622	4.500	02/20/49	747,599
1,016,283	4.500	03/20/49	1,012,191
288,593	5.000	03/20/49	292,820
24,564	5.000	04/20/49	24,914
1,261,228	3.000	08/20/49	1,159,853
39,908	5.000	08/20/49	40,462
542,833	4.500	10/20/49	538,782
1,034,613	5.000	12/20/49	1,051,073
63,286	5.000	02/20/50	64,303
379,600	3.000	06/20/51	347,089
1,762,303	3.000	11/20/51	1,608,647
4,492,634	3.000	12/20/51	4,100,918

			26,600,324

UMBS – 8.8%
76,173	5.000	08/01/52	77,303
992,714	6.000	01/01/53	1,031,610
1,963,753	5.500	12/01/52	2,009,935
103	5.000	05/01/23	103
4,687	5.000	03/01/25	4,649
5,549	5.000	11/01/26	5,522
5,590	5.000	07/01/27	5,571
12,238,727	4.000	12/01/44	11,978,713
34,411,763	4.000	08/01/45	33,648,417
83,078	4.500	07/01/47	82,822
482,683	4.500	02/01/48	480,437
3,377,058	4.500	05/01/48	3,358,181
1,231,838	4.500	06/01/48	1,224,952
788,340	4.500	07/01/48	783,229
177,432	4.500	08/01/48	176,440
5,962,137	4.500	09/01/48	5,915,655
69,730	4.500	12/01/48	69,144
618,242	4.500	01/01/49	613,169
5,321,571	4.000	01/01/49	5,176,916
242,466	4.500	02/01/49	240,372
6,611,625	4.500	03/01/49	6,554,521
2,147,318	4.500	04/01/49	2,130,864
127,931	4.500	09/01/49	126,900
334,921	4.500	02/01/50	332,107
49,868	4.500	03/01/50	49,486
789,283	4.500	12/01/50	783,234
207,129	5.000	05/01/52	210,334
5,559,516	5.000	06/01/52	5,652,607
11,178,324	5.000	07/01/52	11,354,017
191,830	5.000	08/01/52	194,542
10,767,560	5.500	11/01/52	11,040,973
9,802,871	6.000	11/01/52	10,252,239
5,865,386	6.000	12/01/52	6,093,370

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$5,921,091	6.000%	01/01/53	$6,115,153

			127,773,487

TOTAL FEDERAL AGENCIES			$154,373,811

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $214,207,697)			$206,521,119

Asset-Backed Securities – 9.7%

Automotive – 2.7%
Ford Credit Floorplan Master Owner Trust Series 2019-4, Class A
$3,750,000	2.440%	09/15/26	$3,615,201
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(a)
2,785,000	2.900	04/15/26	2,719,092
Tesla Auto Lease Trust Series 2021-A, Class A3(a)
2,200,000	0.560	03/20/25	2,160,090
Tesla Auto Lease Trust Series 2021-A, Class A4(a)
5,400,000	0.660	03/20/25	5,232,942
Tesla Auto Lease Trust Series 2021-B, Class A3(a)
10,200,000	0.600	09/22/25	9,776,232
Toyota Auto Receivables Owner Trust Series 2021-D, Class A3
9,600,000	0.710	04/15/26	9,137,892
Toyota Lease Owner Trust Series 2021-A, Class A3(a)
3,403,914	0.390	04/22/24	3,378,109
Toyota Lease Owner Trust Series 2021-A, Class A4(a)
1,400,000	0.500	08/20/25	1,370,864
Toyota Lease Owner Trust Series 2021-B, Class A3(a)
2,179,846	0.420	10/21/24	2,140,005

			39,530,427

Collateralized Loan Obligations(a)(c) – 6.8%
Anchorage Capital CLO 15 Ltd. Series 2020-15A, Class AR (3M USD LIBOR + 1.200%)
7,600,000	6.008	07/20/34	7,408,381
Atlas Senior Loan Fund XVII Ltd. Series 2021-17A, Class A (3M USD LIBOR + 1.200%)
8,200,000	6.008	10/20/34	7,921,011
Cathedral Lake VII Ltd. Series 2021-7RA, Class D (3M USD LIBOR + 4.280%)
1,750,000	9.072	01/15/32	1,629,422
Crown City CLO I Series 2020-1A, Class A1AR (3M USD LIBOR + 1.190%)
2,500,000	5.998	07/20/34	2,425,035
Gulf Stream Meridian 3, Ltd. Series 2021-IIIA, Class A2 (3M USD LIBOR + 1.750%)
3,000,000	6.542	04/15/34	2,893,947
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A (3M USD LIBOR + 1.450%)
5,775,000	6.252	11/30/32	5,699,082
HalseyPoint CLO I Ltd. Series 2019-1A, Class A1A1 (3M USD LIBOR + 1.350%)
3,500,000	6.158	01/20/33	3,445,302
ICG US CLO 2016-1 Ltd. Series 2016-1A, Class CRR (3M USD LIBOR + 3.650%)
2,000,000	8.452	04/29/34	1,576,726

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(a)(c) – (continued)
Jamestown CLO XVI Ltd. Series 2021-16A, Class A (3M USD LIBOR + 1.200%)
$3,000,000	6.018%	07/25/34	$2,926,644
LCM 26, Ltd. Series 2026-A, Class A1 (3M USD LIBOR + 1.070%)
8,400,000	5.878	01/20/31	8,303,610
LCM XX LP Series 2020-A, Class AR (3M USD LIBOR + 1.040%)
1,387,118	5.848	10/20/27	1,382,866
Marble Point CLO XVII Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.300%)
6,000,000	6.108	04/20/33	5,875,824
MJX Venture Management II LLC Series 2017-28RR, Class A1 (3M USD LIBOR + 1.280%)
4,143,463	6.095	07/22/30	4,072,920
Newark BSL CLO 1 Ltd. Series 2016-1A, Class A1R (TSFR3M + 1.362%)
2,847,114	6.031	12/21/29	2,827,153
Northwoods Capital XVIII Ltd. Series 2019-18A, Class AR (3M USD LIBOR + 1.100%)
10,600,000	6.015	05/20/32	10,320,372
Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class C (3M USD LIBOR + 3.800%)
3,000,000	8.608	01/20/34	2,664,399
Pikes Peak CLO 3 Series 2019-3A, Class ARR (3M USD LIBOR + 1.200%)
4,000,000	6.018	10/25/34	3,886,468
Sycamore Tree CLO Ltd. Series 2023-2A, Class A (TSFR3M + 2.330%)
2,200,000	7.011	04/20/35	2,201,454
TCW CLO Ltd. Series 2022-1A, Class A1 (3M SOFR + 1.340%)
7,900,000	5.994	04/22/33	7,759,135
TICP CLO XIV Ltd. Series 19-14A, Class A1R (3M USD LIBOR + 1.080%)
8,000,000	5.888	10/20/32	7,852,408
Venture 36 CLO Ltd. Series 2019-36A, Class D (3M USD LIBOR + 4.150%)
2,500,000	8.958	04/20/32	2,116,260
Zais CLO 13 Ltd. Series 2019-13A, Class A1A (3M USD LIBOR + 1.490%)
3,000,000	6.282	07/15/32	2,953,851

			98,142,270

Student Loan(c) – 0.2%
Access to Loans for Learning Student Loan Corp. Series 2019 A-3(b) (3M USD LIBOR + 0.800%)
1,086,489	5.618	04/25/37	1,081,022
Educational Services of America, Inc. Series 2014-1, Class A(a) (1M USD LIBOR + 0.700%)
221,251	5.545	02/25/39	219,118
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
110,386	5.845	12/25/56	110,572
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
728,206	5.718	07/25/45	725,605

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)

Student Loan(c) – (continued)
PHEAA Student Loan Trust Series 2012-1A, Class A1(a) (1M USD LIBOR + 0.550%)
	$18,618	5.395%		05/25/57	$18,181
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
	666,033	5.995		09/25/65	655,423

					2,809,921

TOTAL ASSET-BACKED SECURITIES (Cost $144,879,365)					$140,482,618

Sovereign Debt Obligations – 3.4%

Euro(a) –0.0%
Republic of Indonesia
EUR	250,000	2.150%		07/18/24	$265,076

United States Dollar – 3.4%
Airport Authority(b)(a)
	$660,000	4.750		01/12/28	669,488
Export-Import Bank of Korea
	720,000	5.000		01/11/28	738,706
Korea Hydro & Nuclear Power Co., Ltd.(a)
	3,950,000	4.250		07/27/27	3,892,725
Perusahaan Penerbit SBSN Indonesia III
	3,530,000	2.300	(a)	06/23/25	3,353,888
	4,310,000	2.300		06/23/25	4,094,974
	7,550,000	1.500	(a)	06/09/26	6,871,330
Republic of Chile
	2,060,000	3.125		01/21/26	1,992,793
Republic of Indonesia(b)
	8,750,000	4.150		09/20/27	8,608,775
	6,030,000	4.550		01/11/28	6,030,663
Republic of Panama(b)
	2,010,000	3.750		03/16/25	1,955,730
Republic of Peru(b)
	2,120,000	2.392		01/23/26	1,995,847
Republic of Philippines
	2,000,000	3.229		03/29/27	1,907,720
Republic of Qatar(a)
	1,840,000	3.375		03/14/24	1,812,400
	690,000	3.400		04/16/25	672,448
Republic of Romania(a)
	1,500,000	3.000		02/27/27	1,359,375
Saudi Government International Bond(a)
	800,000	2.900		10/22/25	769,150
United Mexican States(b)
	1,940,000	5.400		02/09/28	2,004,990

					48,731,002

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $50,557,637)					$48,996,078

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – 0.2%

Illinois – 0.2%
Illinois State GO Bonds Taxable-Pension Series 2003
$2,082,273	4.950%		06/01/23	$2,079,245
(Cost $2,085,157)

U.S. Treasury Obligations – 8.9%
United States Treasury Notes
$1,000,000	3.000	%(h)	07/31/24	$981,602
1,000,000	0.625	(h)	10/15/24	945,703
29,150,000	0.750	(h)	11/15/24	27,552,443
64,106,100	0.750	(h)	04/30/26	58,446,733
22,400,000	1.125		10/31/26	20,434,750
23,320,000	0.500		06/30/27	20,426,863
850,000	2.875		08/15/28	818,723

TOTAL U.S. TREASURY OBLIGATIONS (Cost $133,293,177)				$129,606,817

Shares	Description			Value

Exchange Traded Funds(i) – 2.3%

754,343	Goldman Sachs Access High Yield Corporate Bond ETF			$32,783,747
(Cost $36,594,196)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 97.6% (Cost $1,492,506,666)				$1,415,902,720

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments(j) – 0.4%

Commercial Paper – 0.4%
AT&T, Inc.
$4,939,000	0.000%		02/26/24	$4,680,649
BASF SE
1,598,000	0.000		12/18/23	1,535,268

TOTAL SHORT- TERM INVESTMENTS (Cost $6,220,019)				$6,215,917

TOTAL INVESTMENTS – 98.0% (Cost $1,498,726,685)				$1,422,118,637

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%				29,168,156

NET ASSETS – 100.0%				$1,451,286,793

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2023

(b)	Security with "Call" features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(d)	Pay-in-kind securities.

(e)	Security is currently in default and/or non-income producing.

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.

(h)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Represents an Affiliated Issuer.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	AUD	2,473,775	USD	1,649,531	06/21/23	$9,073
	BRL	5,603,168	USD	1,084,150	04/04/23	20,744
	CAD	7,216,797	USD	5,300,369	06/21/23	46,694
	CHF	3,159,871	EUR	3,182,578	06/21/23	16,859
	CHF	962,950	USD	1,050,525	06/21/23	11,349
	CLP	799,289,528	USD	989,920	04/03/23	15,181
	CNH	9,116,041	USD	1,333,264	06/21/23	2,021
	EUR	416,669	AUD	665,283	06/21/23	7,931
	EUR	2,471,366	SEK	27,717,241	06/21/23	10,726
	EUR	2,001,444	USD	2,162,118	04/03/23	8,802
	EUR	7,243,293	USD	7,782,882	06/21/23	109,149
	GBP	1,254,432	USD	1,508,328	06/21/23	41,639
	ILS	645,876	USD	180,000	06/21/23	205
	JPY	234,905,384	USD	1,774,592	06/07/23	12,454
	JPY	1,310,069,034	USD	9,892,302	06/21/23	94,922
	MXN	24,929,023	USD	1,359,009	06/21/23	2,315
	NOK	4,760,530	USD	449,595	06/21/23	6,792
	NZD	3,139,244	AUD	2,900,000	06/21/23	18,512
	NZD	2,487,041	USD	1,526,721	06/21/23	28,362
	SEK	15,371,847	EUR	1,358,478	06/21/23	7,267
	SEK	18,638,384	USD	1,796,334	06/21/23	7,160
	SGD	4,894,202	USD	3,644,170	06/21/23	43,320
	USD	1,012,631	CLP	799,289,528	04/03/23	7,529
	USD	436,129	GBP	352,013	06/21/23	1,185
	USD	702,238	ILS	2,510,057	06/21/23	1,910
	USD	1,782,446	JPY	232,347,319	06/07/23	14,861
	USD	559,261	KRW	726,077,748	06/22/23	744
	USD	2,997,739	NOK	31,188,062	06/21/23	7,772
	USD	971,524	SEK	10,016,084	06/21/23	2,343
	USD	694,329	TRY	14,435,375	06/21/23	36,099
	USD	693,424	TWD	21,059,288	05/08/23	1,324
	USD	720,000	TWD	21,650,400	06/12/23	5,463
	ZAR	4,952,896	USD	270,983	06/21/23	5,191

TOTAL						$605,898

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	5,014,000	NZD	5,390,513	06/21/23	$(8,789)
	AUD	2,121,822	USD	1,431,993	06/21/23	(9,365)
	CHF	2,367,238	EUR	2,412,152	06/21/23	(17,771)
	CHF	8,245,576	USD	9,116,042	06/21/23	(23,406)
	CLP	800,973,254	USD	1,014,763	04/03/23	(7,545)
	CLP	343,909,251	USD	433,168	06/29/23	(4,805)
	EUR	633,591	AUD	1,033,673	06/21/23	(2,714)
	EUR	440,398	CHF	436,925	06/21/23	(1,968)
	EUR	794,378	CNH	5,927,775	06/21/23	(2,754)
	EUR	712,000	CZK	16,973,368	06/21/23	(5,317)
	EUR	846,785	JPY	121,432,570	06/21/23	(3,107)
	EUR	938,021	SEK	10,602,878	06/21/23	(3,924)
	EUR	3,232,825	USD	3,506,674	04/03/23	(104)
	EUR	860,850	USD	941,942	06/21/23	(3,991)
	GBP	980,374	USD	1,213,395	06/21/23	(2,051)
	HUF	164,422,455	EUR	420,185	06/21/23	(452)
	ILS	1,864,181	USD	520,459	06/21/23	(336)
	JPY	120,579,393	EUR	846,468	06/21/23	(3,052)
	KRW	579,887,195	USD	449,267	06/21/23	(3,229)
	NOK	1,811,997	USD	174,863	06/21/23	(1,148)
	NZD	718,101	EUR	416,882	06/21/23	(5,209)
	NZD	747,764	USD	468,972	06/21/23	(1,415)
	SEK	13,092,700	EUR	1,168,719	06/21/23	(6,513)
	TRY	14,315,201	USD	706,231	06/21/23	(53,481)
	TWD	43,901,669	USD	1,451,295	06/12/23	(2,390)
	USD	3,868,889	AUD	5,823,329	06/21/23	(35,507)
	USD	1,084,216	BRL	5,603,168	04/04/23	(20,679)
	USD	268,821	BRL	1,415,423	05/03/23	(8,858)
	USD	8,630,360	CAD	11,756,577	06/21/23	(80,313)
	USD	3,160,359	CHF	2,907,573	06/21/23	(45,907)
	USD	948,016	CLP	800,973,254	04/03/23	(59,203)
	USD	450,000	CLP	367,046,555	06/29/23	(7,182)
	USD	2,188,203	CNH	14,958,368	06/21/23	(2,846)
	USD	735,188	CZK	16,545,473	06/21/23	(26,208)
	USD	5,550,893	EUR	5,201,026	04/03/23	(90,539)
	USD	6,044,449	EUR	5,643,075	06/21/23	(104,043)
	USD	6,736,234	GBP	5,672,923	06/21/23	(273,188)
	USD	466,970	HUF	173,548,687	06/21/23	(15,783)
	USD	1,331,072	MXN	25,248,299	06/21/23	(47,687)
	USD	1,260,764	NOK	13,310,068	06/21/23	(15,259)
	USD	10,735,479	NZD	17,525,034	06/21/23	(222,475)
	USD	64,762	PLN	288,487	06/21/23	(1,732)
	USD	7,643,228	SEK	81,235,361	06/21/23	(217,298)
	USD	2,038,291	SGD	2,718,920	06/21/23	(10,253)
	USD	566,054	ZAR	10,592,385	06/21/23	(24,578)

TOTAL						$(1,484,374)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date	Settlement Date	Principal Amount	Value

GNMA	4.500%	TBA - 30yr	04/20/23	$(2,000,000)	$(1,969,918)
UMBS, 30 Year, Single Family	4.500	TBA - 30yr	04/13/23	(23,000,000)	(22,529,208)
UMBS, 30 Year, Single Family	5.000	TBA - 30yr	04/13/23	(17,000,000)	(16,951,516)
UMBS, 30 Year, Single Family	4.000	TBA - 30yr	04/13/23	(13,000,000)	(12,432,267)
UMBS, 30 Year, Single Family	6.000	TBA - 30yr	04/13/23	(21,000,000)	(21,430,668)

(PROCEEDS RECEIVABLE: $ (73,992,598))					$(75,313,577)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	539	06/21/23	$61,942,891	$535,259
2 Year U.S. Treasury Notes	1,933	06/30/23	399,073,893	3,155,048
5 Year German Euro-Bobl	4	06/08/23	589,274	37
French 10 Year Government Bonds	1	06/08/23	141,234	(186)

Total				$3,690,158

Short position contracts:
10 Year U.K. Long Gilt	(19)	06/28/23	(2,422,357)	8,062
10 Year U.S. Treasury Notes	(134)	06/21/23	(16,232,844)	(546,720)
2 Year German Euro-Schatz	(94)	06/08/23	(10,774,864)	(108,168)
20 Year U.S. Treasury Bonds	(99)	06/21/23	(12,984,469)	(385,666)
30 Day Federal Funds	(49)	09/29/23	(19,445,368)	14,488
5 Year German Euro-Bobl	(95)	06/08/23	(12,144,881)	9,342
5 Year U.S. Treasury Notes	(856)	06/30/23	(93,738,688)	(898,816)
Ultra Long U.S. Treasury Bonds	(34)	06/21/23	(4,798,250)	(5,462)

Total				$(1,912,940)

TOTAL FUTURES CONTRACTS				$1,777,218

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M GBP(b)	4.000%(b)	03/07/25	GBP	53,850	$(5,697)	$(230,876)	$ 225,179
4.000%(b)	12M SOFR(b)	03/11/25		$71,360	(387,126)	258,993	(646,119)
12M EURO(c)	3.500(c)	03/13/25	EUR	9,870	55,034	(34,142)	89,176
12M SOFR(c)	4.540(c)	03/15/25		$15,580	144,087	155,653	(11,566)
2.250(c)	12M EURO(c)	06/21/25	EUR	23,590	438,583	427,349	11,234
12M SOFR(c)	3.750(c)	06/21/25		$15,370	(26,690)	32,496	(59,186)
3.750(d)	3M AUDOR(d)	06/21/25	AUD	25,530	(115,585)	73,698	(189,283)
3M STIBOR(d)	4.000(c)	06/21/25	SEK	96,880	98,473	25,918	72,555
3M NZDOR(d)	5.250(e)	06/21/25	NZD	40,040	149,997	(7,665)	157,662
1.730(c)	12M SOFR(c)	02/08/26		$69,060	1,953,245	135,419	1,817,826

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.930%(c)	12M SOFR(c)	03/01/27		$46,460	$(7,833)	$(4,317)	$ (3,516)
3.714(c)	12M SOFR(c)	09/30/27		16,750	(246,044)	(217,415)	(28,629)
12M SOFR(c)	3.350%(c)	10/06/27		90,180	830,315	324,799	505,516
2.600(e)	6M CDOR(e)	03/24/28	CAD	16,390	60,335	7,710	52,625
12M SOFR(c)	2.920(c)	03/27/28		$12,220	22,271	22,036	235
6M EURO(e)	3.500(c)	04/13/28	EUR	12,770	290,255	136,322	153,933
2.250(c)	12M EURO(c)	06/21/28		4,550	118,908	202,592	(83,684)
0.250(c)	12M JYOR(c)	06/21/28	JPY	9,616,420	374,220	772,711	(398,491)
12M CHFOR(c)	2.000(c)	06/21/28	CHF	8,590	40,282	38,889	1,393
12M SOFR(c)	3.250(c)	06/21/28		$5,620	(2,879)	(62,176)	59,297
12M GBP(c)	3.500(c)	06/21/28	GBP	8,400	(94,775)	(209,905)	115,130
3M STIBOR(d)	3.500(c)	06/21/28	SEK	19,140	44,110	12,194	31,916
3.500(e)	3M CDOR(e)	06/21/28	CAD	3,330	(25,460)	36,105	(61,565)
3M NZDOR(d)	4.750(e)	06/21/28	NZD	11,280	119,282	(25,663)	144,945
2.500(c)	6M EURO(e)	06/21/28	EUR	4,480	115,114	151,496	(36,382)
3.750(c)	6M NIBOR(e)	06/21/28	NOK	63,850	(159,909)	(74,141)	(85,768)
2.350(e)	6M EURO(e)	07/04/29	EUR	4,040	93,951	(61,028)	154,979
2.680(c)	12M SOFR(c)	07/28/32		$14,650	159,333	(52,340)	211,673
6M EURO(c)	2.500(c)	12/20/32	EUR	23,850	(354,164)	(325,384)	(28,780)
6M CDOR(e)	3.170(e)	03/23/33	CAD	10,630	(22,345)	(14,578)	(7,767)
1.000(c)	12M JYOR(c)	03/27/33	JPY	574,320	(4,025)	(11,633)	7,608
3.060(c)	12M SOFR(c)	03/27/33		$8,040	(22,716)	(11,810)	(10,906)
0.500(c)	12M JYOR(c)	06/21/33	JPY	2,709,990	345,199	635,897	(290,698)
12M CHFOR(c)	2.000(c)	06/21/33	CHF	18,440	116,672	(72,056)	188,728
12M SOFR(c)	3.000(c)	06/21/33		$22,180	(263,256)	(736,167)	472,911
12M GBP(c)	3.250(c)	06/21/33	GBP	3,110	(43,565)	(135,758)	92,193
6M NIBOR(c)	3.500(c)	06/21/33	NOK	61,500	202,844	127,314	75,530
4.750(e)	3M NZDOR(d)	06/21/33	NZD	5,950	(143,101)	(113,845)	(29,256)
3.250(c)	3M STIBOR(d)	06/21/33	SEK	177,710	(609,183)	(503,051)	(106,132)
6M AUDOR(e)	4.250(e)	06/21/33	AUD	31,660	717,515	(91,430)	808,945
3.500(e)	6M CDOR(e)	06/21/33	CAD	23,740	(338,186)	7,160	(345,346)
2.500(c)	6M EURO(e)	06/21/33	EUR	22,580	940,195	1,150,690	(210,495)
3.240(c)	12M SOFR(c)	10/06/35		$20,360	(404,989)	(158,883)	(246,106)
6M EURO(e)	2.855(c)	07/04/37	EUR	14,850	(89,472)	(652,128)	562,656
12M SOFR(c)	2.940(c)	07/12/37		$6,790	(59,487)	(87,337)	27,850
12M SOFR(c)	2.910(c)	07/28/37		37,350	(353,652)	(127,471)	(226,181)
6M EURO(c)	2.152(c)	08/09/37	EUR	15,480	(508,470)	(195,236)	(313,234)
12M SOFR(c)	2.720(c)	08/11/37		$36,460	(583,360)	(1,019,497)	436,137
12M JYOR(c)	1.500(c)	03/28/38	JPY	606,470	42,727	26,454	16,273
1.451(e)	6M EURO(e)	08/10/42	EUR	35,190	1,082,894	251,464	831,430
2.500(e)	6M EURO(e)	12/20/42		14,270	173,822	71,345	102,477
2.750(c)	12M SOFR(c)	07/12/47		$4,260	102,446	1,603	100,843
2.080(c)	12M SOFR(c)	07/28/47		29,480	304,811	90,098	214,713
6M EURO(c)	1.051(c)	08/11/47	EUR	19,430	(398,304)	(68,524)	(329,780)
1.560(c)	6M EURO(e)	07/06/52		11,420	345,147	(425,830)	770,977

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.170%(c)	12M SOFR(c)	08/11/52	$17,610	$591,634	$263,072	$328,562

TOTAL				$4,803,428	$(290,809)	$5,094,237

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

(b)	Payments made at maturity.

(c)	Payments made annually.

(d)	Payments made quarterly.

(e)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
AT&T, Inc., 3.800%, 02/15/27	1.000%	0.733%	06/20/26	$ 3,475	$ 29,041	$ 41,538	$(12,497)
AT&T, Inc., 3.800%, 02/15/27	1.000	0.700	12/20/25	10,000	80,251	58,453	21,798
CDX.NA.IG Index 32	1.000	0.325	06/20/24	225	1,891	1,033	858
General Electric Co. 2.700%, 10/09/22	1.000	0.591	06/20/26	5,225	66,211	45,866	20,345

TOTAL					$177,394	$146,890	$ 30,504

(a)	Payments made quarterly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	8,700,000	$8,700,000	$41,158	$ 291,450	$ (250,292)
1Y IRS	Citibank NA	1.977	12/01/2023	6,630,000	6,630,000	47,146	150,814	(103,668)
1Y IRS	Deutsche Bank AG (London)	2.700	04/28/2023	8,790,000	8,790,000	13,365	326,407	(313,042)
1Y IRS	MS & Co. Int. PLC	2.518	10/27/2023	7,180,000	7,180,000	110,753	190,695	(79,942)

				31,300,000	$31,300,000	$212,422	$ 959,366	$ (746,944)

Puts
1Y IRS	Barclays Bank PLC	3.589	02/12/2024	40,170,000	40,170,000	129,077	86,708	42,369
3M IRS	Citibank NA	3.760	04/11/2023	27,280,000	27,280,000	3,180	23,886	(20,706)
3M IRS	Citibank NA	3.660	04/11/2023	27,290,000	27,290,000	3,182	30,938	(27,756)
1Y IRS	Deutsche Bank AG (London)	3.000	05/05/2023	8,750,000	8,750,000	187,488	306,108	(118,620)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

1Y IRS	Deutsche Bank AG (London)	2.960%	09/05/2023	8,730,000	$8,730,000	$272,120	$ 339,859	$ (67,739)
1Y IRS	JPMorgan Securities, Inc.	2.800	08/23/2023	8,730,000	8,730,000	342,728	315,192	27,536

				120,950,000	$120,950,000	$937,775	$ 1,102,691	$ (164,916)

Total purchased option contracts				152,250,000	$152,250,000	$1,150,197	$ 2,062,057	$ (911,860)

Written option contracts
Calls
1Y IRS	Citibank NA	1.750	07/28/2023	(8,700,000)	(8,700,000)	(8,257)	(108,750)	100,493
1Y IRS	Citibank NA	2.075	07/28/2023	(8,700,000)	(8,700,000)	(18,688)	(182,700)	164,012
1Y IRS	Citibank NA	1.484	12/01/2023	(2,670,000)	(2,670,000)	(32,135)	(150,696)	118,561
1Y IRS	Deutsche Bank AG (London)	2.013	04/28/2023	(8,790,000)	(8,790,000)	(372)	(124,346)	123,974
1Y IRS	Deutsche Bank AG (London)	2.356	04/28/2023	(8,790,000)	(8,790,000)	(2,331)	(202,062)	199,731
1Y IRS	JPMorgan Securities, Inc.	0.400	01/05/2024	(769,000,000)	(769,000,000)	(52,765)	(24,506)	(28,259)
1Y IRS	MS & Co. Int. PLC	1.945	10/27/2023	(3,020,000)	(3,020,000)	(73,772)	(190,844)	117,072

				(809,670,000)	$(809,670,000)	$(188,320)	$ (983,904)	$ 795,584

Puts
1Y IRS	Barclays Bank PLC	3.338	02/12/2024	(4,710,000)	(4,710,000)	(94,729)	(86,784)	(7,945)
3M IRS	Citibank NA	3.536	04/11/2023	(13,850,000)	(13,850,000)	(5,484)	(30,916)	25,432
3M IRS	Citibank NA	3.661	04/11/2023	(13,860,000)	(13,860,000)	(5,488)	(23,895)	18,407
1Y IRS	Deutsche Bank AG (London)	3.891	05/05/2023	(8,750,000)	(8,750,000)	(4,439)	(112,447)	108,008
1Y IRS	Deutsche Bank AG (London)	3.446	05/05/2023	(8,750,000)	(8,750,000)	(39,271)	(193,660)	154,389
1Y IRS	Deutsche Bank AG (London)	3.405	09/05/2023	(8,730,000)	(8,730,000)	(125,069)	(208,301)	83,232
1Y IRS	Deutsche Bank AG (London)	3.850	09/05/2023	(8,730,000)	(8,730,000)	(50,705)	(131,559)	80,854
1Y IRS	JPMorgan Securities, Inc.	3.660	08/23/2023	(8,730,000)	(8,730,000)	(70,878)	(120,595)	49,717
1Y IRS	JPMorgan Securities, Inc.	3.230	08/23/2023	(8,730,000)	(8,730,000)	(168,285)	(194,597)	26,312

				(84,840,000)	$(84,840,000)	$(564,348)	$ (1,102,754)	$ 538,406

Total written option contracts				(894,510,000)	$(894,510,000)	$(752,668)	$ (2,086,658)	$ 1,333,990

TOTAL				(742,260,000)	$(742,260,000)	$397,529	$ (24,601)	$ 422,130

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
IO	—Interest Only Stripped Security
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
TSFR	—Term Secured Overnight Financing Rate
UMBS	—Uniform Mortgage Backed Securities

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 32	— CDX North America Investment Grade Index 32
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
JYOR	—Japanese Yen Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 42.5%

Collateralized Mortgage Obligations – 0.3%
Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 1980, Class Z
$86,601	7.000%	07/15/27	$88,549
FHLMC REMIC Series 2019, Class Z
82,567	6.500	12/15/27	84,145
FHLMC REMIC Series 2755, Class ZA
271,989	5.000	02/15/34	278,690
FHLMC REMIC Series 3530, Class DB
166,353	4.000	05/15/24	165,144
FHLMC REMIC Series 4246, Class PT
46,519	6.500	02/15/36	49,651
FNMA REMIC Series 2012-111, Class B
159,173	7.000	10/25/42	172,834
FNMA REMIC Series 2012-153, Class B
567,924	7.000	07/25/42	626,179

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			1,465,192

Federal Agencies – 42.2%
Adjustable Rate FHLMC(a) –0.2%
(12M USD LIBOR + 1.840%)
$123,908	3.630%	11/01/34	$125,835
(1 year CMT + 2.250%)
283,070	3.748%	06/01/35	288,696
(12M USD LIBOR + 2.330%)
26,500	3.516%	05/01/36	27,291
(6M USD LIBOR + 2.057%)
12,105	6.431%	10/01/36	12,343
(12M USD LIBOR + 1.777%)
93,497	3.664%	06/01/42	95,405
(12M USD LIBOR + 1.618%)
675,210	3.840%	11/01/44	684,795

			1,234,365

Adjustable Rate FNMA(a) –0.6%
(COF + 1.695%)
4,635	3.760%	08/01/29	4,560
(12M USD LIBOR + 1.755%)
23,107	4.005%	07/01/32	23,495
(12M USD LIBOR + 1.800%)
234,133	3.393%	05/01/33	238,858
(6M USD LIBOR + 2.250%)
34,126	4.625%	08/01/33	34,523
(COF + 1.254%)
244,033	4.590%	08/01/33	240,249
(1 year CMT + 2.288%)
126,900	4.436%	02/01/34	129,124
(12M USD LIBOR + 1.695%)
25,306	3.445%	05/01/34	25,818
(12M USD LIBOR + 1.720%)
274,874	2.792%	05/01/34	278,916
24,965	4.220	03/01/35	25,236
37,453	3.095	04/01/35	38,281
(1 year CMT + 2.220%)
215,151	3.990%	06/01/34	220,468
(12M USD LIBOR + 1.685%)
34,437	3.935%	10/01/34	34,983

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate FNMA(a) – (continued)
(12M USD LIBOR + 1.627%)
$67,926	3.877%	10/01/34	$68,760
(12M USD LIBOR + 1.598%)
72,223	2.541%	03/01/35	72,816
(12M USD LIBOR + 1.325%)
84,194	2.075%	04/01/35	84,208
(12M USD LIBOR + 1.412%)
66,219	2.488%	05/01/35	66,471
(1 year CMT + 2.095%)
49,947	4.143%	10/01/35	51,049
(12M USD LIBOR + 1.726%)
179,342	4.080%	03/01/36	181,218
(12M USD LIBOR + 1.950%)
379,009	2.958%	04/01/36	386,773
(12M USD LIBOR + 1.909%)
161,156	4.159%	06/01/36	165,268
(12M MTA + 2.189%)
280,569	4.997%	07/01/36	284,816
64,648	4.185%	11/01/36	66,029
(12M USD LIBOR + 1.713%)
286,102	3.769%	07/01/37	292,201
(12M USD LIBOR + 1.820%)
3,584	4.070%	12/01/46	3,667

			3,017,787

Adjustable Rate GNMA(a) –0.3%
(1 year CMT + 1.500%)
56,647	2.875	05/20/34	56,398
141,523	2.625	07/20/34	139,355
145,105	2.625	08/20/34	142,909
846,181	2.625	09/20/34	833,393
123,115	2.750	10/20/34	120,961
128,052	2.750	12/20/34	125,837

			1,418,853

FHLMC – 7.0%
7	4.500	05/01/23	7
3,889	7.500	01/01/31	4,171
16,502	4.500	07/01/33	16,585
378,628	4.500	08/01/33	380,512
795,178	4.500	09/01/33	799,140
69,555	4.500	10/01/33	69,902
1,889	4.500	04/01/34	1,899
1,632	4.500	04/01/35	1,640
1,161	4.500	07/01/35	1,166
2,856	4.500	08/01/35	2,871
16,185	4.500	09/01/35	16,266
3,943	4.500	10/01/35	3,963
686	4.500	12/01/35	690
531	4.500	05/01/36	534
48,735	4.500	01/01/38	48,981
615	4.500	04/01/38	618
328	4.500	05/01/38	329
3,073	4.500	06/01/38	3,089
76,693	4.500	09/01/38	77,049
1,694	4.500	01/01/39	1,702
39,553	4.500	02/01/39	39,738

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$20,068	4.500%	03/01/39	$20,159
3,885	4.500	04/01/39	3,902
108,422	4.500	05/01/39	108,917
346,981	4.500	06/01/39	348,562
12,024	4.500	07/01/39	12,078
14,991	4.500	08/01/39	15,060
20,668	4.500	09/01/39	20,763
3,953	4.500	10/01/39	3,971
7,352	4.500	11/01/39	7,386
7,880	4.500	12/01/39	7,915
13,598	4.500	01/01/40	13,660
3,289	4.500	02/01/40	3,305
10,074	4.500	04/01/40	10,124
14,746	4.500	05/01/40	14,818
19,393	4.500	06/01/40	19,490
12,007	4.500	07/01/40	12,066
13,561	4.500	08/01/40	13,628
8,342	4.500	09/01/40	8,383
3,739	4.500	10/01/40	3,757
4,238	4.500	02/01/41	4,258
12,884	4.500	03/01/41	12,945
23,989	4.500	04/01/41	24,101
26,611	4.500	05/01/41	26,736
50,691	4.500	06/01/41	50,928
4,318	4.500	07/01/41	4,339
144,160	4.500	08/01/41	144,837
142,480	4.500	09/01/41	143,184
8,428	4.500	12/01/41	8,468
107,524	4.500	03/01/42	108,028
11,864,204	2.500	02/01/51	10,285,901
29,747,740	2.000	05/01/51	24,688,353

			37,620,874

FNMA – 2.9%
85,199	7.500	10/01/37	92,564
3,005,633	2.000	10/01/50	2,501,330
3,002,968	2.000	11/01/50	2,498,180
7,862,730	2.000	03/01/52	6,495,516
3,928,084	5.500	09/01/52	4,026,599

			15,614,189

GNMA – 14.4%
1,015	6.500	01/15/32	1,047
3,419	6.500	02/15/32	3,567
2,799	6.500	08/15/34	2,971
8,509	6.500	05/15/35	9,020
2,299	6.500	06/15/35	2,425
6,631	6.500	07/15/35	7,033
2,526	6.500	08/15/35	2,683
5,135	6.500	09/15/35	5,447
843	6.500	10/15/35	897
8,446	6.500	11/15/35	8,979
5,543	6.500	12/15/35	5,883
16,419	6.500	01/15/36	17,392
21,937	6.500	02/15/36	23,329
9,636	6.500	03/15/36	10,216
34,206	6.500	04/15/36	36,263

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$42,586	6.500%	05/15/36	$45,255
38,470	6.500	06/15/36	40,822
113,320	6.500	07/15/36	120,486
122,363	6.500	08/15/36	130,190
261,059	6.500	09/15/36	278,010
92,589	6.500	10/15/36	98,409
131,422	6.500	11/15/36	140,343
55,199	6.500	12/15/36	58,793
23,261	6.500	01/15/37	24,762
13,699	6.500	02/15/37	14,633
8,944	6.500	03/15/37	9,518
19,344	6.500	04/15/37	20,629
4,768	6.500	05/15/37	5,039
5,077	6.500	08/15/37	5,418
32,133	6.500	09/15/37	34,244
39,683	6.500	10/15/37	42,684
16,012	6.500	11/15/37	17,017
12,781	6.500	05/15/38	13,688
32,427	6.000	11/15/38	34,215
2,374	6.500	01/15/39	2,489
3,777	6.500	02/15/39	3,994
2,362,516	4.500	08/20/47	2,371,461
53,176	4.500	02/20/48	53,294
126,507	4.500	05/20/48	126,235
646,363	4.500	09/20/48	644,164
4,763,291	5.000	09/20/48	4,833,068
178,166	5.000	10/20/48	180,776
3,812	5.000	11/20/48	3,868
1,771,128	4.500	12/20/48	1,764,550
4,107,640	5.000	12/20/48	4,163,962
353,705	4.500	01/20/49	352,281
2,098,532	5.000	01/20/49	2,127,306
30,762	5.000	03/20/49	31,212
1,081,563	4.000	04/20/49	1,053,076
13,612	5.000	05/20/49	13,807
519,001	5.000	06/20/49	526,401
74,210	5.000	11/20/49	75,198
813,515	5.000	12/20/49	826,457
212,005	5.000	07/20/50	215,411
579,561	4.000	01/20/51	560,312
4,405,758	3.000	11/20/51	4,021,618
6,289,687	3.000	12/20/51	5,741,286
2,963,537	4.500	09/20/52	2,918,507
23,717,333	4.500	10/20/52	23,356,955
13,000,000	4.000	TBA-30yr(b)	12,514,700
8,000,000	5.000	TBA-30yr(b)	8,008,151

			77,761,846

UMBS – 13.8%
1,462	5.500	09/01/23	1,458
435	5.500	10/01/23	433
149,592	4.500	11/01/36	150,149
46,045	4.500	02/01/39	46,217
57,268	4.500	04/01/39	57,474
2,927	4.500	08/01/39	2,950
173,773	4.500	08/01/41	175,255
100,038	4.500	10/01/41	100,411
3,205,381	4.000	12/01/44	3,137,282

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$13,420,306	3.500%	07/01/45	$12,687,968
10,009,227	4.000	08/01/45	9,787,195
443,351	4.000	01/01/46	432,654
360,983	4.500	06/01/48	358,965
2,452,973	4.500	07/01/48	2,436,961
659,071	4.500	08/01/48	654,769
231,174	4.500	09/01/48	229,304
2,904,906	4.500	10/01/48	2,907,208
1,289,660	4.500	01/01/49	1,279,156
1,773,857	4.000	01/01/49	1,725,639
295,143	4.500	03/01/49	292,593
139,530	5.000	07/01/49	141,455
442,104	4.000	03/01/50	429,292
554,761	4.500	05/01/50	549,392
16,096,769	4.500	06/01/52	15,972,786
1,924,802	5.000	07/01/52	1,946,760
3,831,681	4.500	08/01/52	3,794,396
5,750,619	5.000	08/01/52	5,816,223
3,915,272	6.000	11/01/52	4,094,755
1,955,129	6.000	12/01/52	2,031,123
2,959,002	6.000	01/01/53	3,056,446

			74,296,669

UMBS, 30 Year, Single Family(b) – 3.0%
3,000,000	6.500	TBA-30yr	3,095,854
12,000,000	6.000	TBA-30yr	12,246,096
1,000,000	5.000	TBA-30yr	997,148

			16,339,098

TOTAL FEDERAL AGENCIES			$227,303,681

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $233,917,056)			$228,768,873

Agency Debentures – 16.4%

Sovereign – 16.4%
FHLB
$3,800,000	4.680%	11/17/23	$3,791,640
13,950,000	3.500	06/11/32	13,150,247
FNMA
5,200,000	6.250	05/15/29	5,896,280
16,080,000	7.125	01/15/30	19,258,373
Tennessee Valley Authority
49,850,000	0.750	05/15/25	46,334,578

TOTAL AGENCY DEBENTURES (Cost $94,162,550)			$88,431,118

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 46.8%

United States Treasury Bonds
$7,370,000	3.750%		11/15/43	$7,274,420
410,000	3.375		05/15/44	381,236
10,000	3.000		11/15/45	8,699
200,000	2.875		11/15/46	170,375
380,000	3.375		11/15/48	355,478
600,500	4.000		11/15/52	637,562

United States Treasury Notes
15,400,000	4.375	(c)	10/31/24	15,417,445
32,770,000	0.750		11/15/24	30,974,050
21,780,000	1.125		01/15/25	20,639,953
812,000	0.750		03/31/26	742,980
68,210,000	0.750		04/30/26	62,188,336
9,960,000	0.625		07/31/26	8,984,231
4,200,000	1.375		08/31/26	3,877,781
31,020,000	1.125		10/31/26	28,298,480
32,310,000	0.500		06/30/27	28,301,541
12,630,000	2.250	(c)	11/15/27	11,883,054
11,010,000	1.125		02/29/28	9,775,676
11,340,000	1.250		03/31/28	10,115,635
11,090,000	1.250		04/30/28	9,874,432
2,210,000	1.750		01/31/29	1,995,388

TOTAL U.S. TREASURY OBLIGATIONS (Cost $259,490,745)				$251,896,752

TOTAL INVESTMENTS – 105.7% (Cost $587,570,351)				$569,096,743

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.7)%				(30,626,661)

NET ASSETS – 100.0%				$538,470,082

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $36,861,949 which represents approximately 6.8% of net assets as of March 31, 2023.

(c)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA	4.500%	TBA - 30yr	04/13/23	$(24,000,000)	$(23,639,016)
GNMA	3.000	TBA - 30yr	04/20/23	(2,000,000)	(1,819,332)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	05/11/23	(16,000,000)	(13,235,493)
UMBS, 30 Year, Single Family	4.500	TBA - 30yr	04/13/23	(6,000,000)	(5,877,185)
UMBS, 30 Year, Single Family	2.500	TBA - 30yr	04/13/23	(8,000,000)	(6,895,311)
UMBS, 30 Year, Single Family	2.000	TBA - 30yr	04/13/23	(27,000,000)	(22,309,582)
UMBS, 30 Year, Single Family	3.500	TBA - 30yr	04/13/23	(9,000,000)	(8,358,745)
UMBS, 30 Year, Single Family	5.500	TBA - 30yr	04/13/23	(3,000,000)	(3,030,468)

(PROCEEDS RECEIVABLE: $(83,896,250))					$(85,165,132)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	1,443	06/30/23	$297,911,861	$ 2,829,417

Short position contracts:
10 Year U.S. Treasury Notes	(480)	06/21/23	(56,791,813)	(1,643,779)
20 Year U.S. Treasury Bonds	(80)	06/21/23	(10,492,500)	(372,764)
30 Day Federal Funds	(18)	09/29/23	(7,143,196)	5,489
5 Year U.S. Treasury Notes	(766)	06/30/23	(83,882,985)	(1,370,768)
Ultra Long U.S. Treasury Bonds	(98)	06/21/23	(13,830,250)	(447,827)

Total				$ (3,829,649)

TOTAL FUTURES CONTRACTS				$ (1,000,232)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	4.540%	03/15/25	$ 4,330	$40,045	$43,259	$ (3,214)
1.730%	12M SOFR	02/08/26	71,210	2,014,053	123,462	1,890,591
2.930	12M SOFR	03/01/27	61,770	(10,414)	(5,739)	(4,675)
3.714	12M SOFR	09/30/27	4,530	(66,542)	(58,799)	(7,743)
2.680	12M SOFR	07/28/32	2,490	27,081	45,861	(18,780)
12M SOFR	2.910	07/28/37	6,080	(57,569)	(88,619)	31,050
12M SOFR	2.720	08/11/37	9,510	(152,160)	(271,156)	118,996
2.080	12M SOFR	07/28/47	4,610	47,666	37,666	10,000
2.170	12M SOFR	08/11/52	4,600	154,544	105,731	48,813

TOTAL				$1,996,704	$(68,334)	$ 2,065,038

(a)	Payments made annually.

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
REMIC	—Real Estate Mortgage Investment Conduit
UMBS	—Uniform Mortgage Backed Securities

Abbreviation:
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 40.6%

Automotive(a) – 1.1%
Volkswagen Group of America Finance LLC
$18,050,000	0.875%		11/22/23	$17,517,525
(SOFR + 0.950%)
5,000,000	5.741	(b)	06/07/24	4,984,650

				22,502,175

Banks – 26.4%
Australia & New Zealand Banking Group Ltd.(a)
7,912,000	4.829		02/03/25	7,937,239
Banco Santander SA(b)
(1 year CMT + 0.450%)
12,000,000	0.701	(c)	06/30/24	11,831,760
(SOFR + 1.240%)
16,400,000	5.982		05/24/24	16,377,696
Bank of America Corp.(b)(c)
(SOFR + 0.660%)
23,627,000	5.366		02/04/25	23,380,570
(SOFR + 0.670%)
6,392,000	1.843		02/04/25	6,200,176
Bank of America Corp.(b)(c)
(SOFR + 0.690%)
8,008,000	5.334		04/22/25	7,921,994
(SOFR + 0.730%)
4,664,000	0.810		10/24/24	4,533,781
Bank of Montreal(b) (SOFR + 0.320%)
3,406,000	4.861		07/09/24	3,368,057
Banque Federative du Credit Mutuel SA(a)
7,375,000	3.750		07/20/23	7,313,050
(SOFR + 0.410%)
11,105,000	5.108	(b)	02/04/25	10,934,205
Barclays PLC(b)(c) (1 year CMT + 0.800%)
5,000,000	1.007		12/10/24	4,822,450
BPCE SA(a)(b) (SOFR + 0.570%)
10,800,000	5.148		01/14/25	10,643,724
Canadian Imperial Bank of Commerce
7,388,000	0.450		06/22/23	7,303,555
(SOFR + 0.420%)
2,022,000	5.007	(b)	10/18/24	1,995,896
(SOFR + 0.940%)
7,782,000	5.485	(b)	04/07/25	7,692,040
Citigroup, Inc.(b)(c) (SOFR + 1.372%)
20,000,000	6.131		05/24/25	20,009,400
Cooperatieve Rabobank UA(b) (SOFR + 0.300%)
10,630,000	4.866		01/12/24	10,573,980
Credit Suisse AG
2,758,000	7.950		01/09/25	2,763,378
Deutsche Bank AG
3,086,000	0.962		11/08/23	2,959,844
(SOFR + 0.500%)
29,504,000	5.206	(b)	11/08/23	29,110,712
Federation des Caisses Desjardins du Quebec(a)(b) (SOFR + 0.430%)
30,000,000	5.185		05/21/24	29,744,100
HSBC Holdings PLC(b)(c)
(3M USD LIBOR + 0.987%)
5,000,000	3.950		05/18/24	4,981,800
(SOFR + 0.580%)
1,965,000	1.162		11/22/24	1,906,561

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 0.580%)
$20,425,000	5.322%		11/22/24	$19,990,356
HSBC USA, Inc.
7,633,000	5.625		03/17/25	7,656,433
JPMorgan Chase & Co.(b)(c)
(3M USD LIBOR + 0.730%)
27,875,000	3.559		04/23/24	27,842,944
(SOFR + 0.970%)
32,536,000	5.782		06/14/25	32,403,904
KeyBank NA(b)(c)
(SOFR + 0.320%)
5,690,000	5.132		06/14/24	5,558,846
(SOFR + 0.340%)
16,839,000	5.189		01/03/24	16,624,471
Lloyds Banking Group PLC(b)(c) (1 year CMT + 0.550%)
9,808,000	0.695		05/11/24	9,746,798
Mitsubishi UFJ Financial Group, Inc.(b)(c)
(SOFR + 0.940%)
13,750,000	5.681		02/20/26	13,573,175
(SOFR + 1.385%)
5,266,000	6.190		09/12/25	5,284,589
Mizuho Financial Group, Inc.(b)(c)
(-1X SOFR + 0.872%)
9,467,000	0.849		09/08/24	9,258,537
(SOFR + 1.252%)
6,922,000	1.241		07/10/24	6,835,475
Morgan Stanley(b)(c)
(SOFR + 0.509%)
25,514,000	0.791		01/22/25	24,545,489
(SOFR + 0.616%)
19,282,000	0.731		04/05/24	19,282,000
(SOFR + 0.625%)
6,998,000	5.273		01/24/25	6,896,249
National Bank of Canada(b) (SOFR + 0.490%)
5,375,000	5.192		08/06/24	5,324,206
NatWest Group PLC(b)(c) (1 year CMT + 2.150%)
9,374,000	2.359		05/22/24	9,324,505
Santander UK PLC
4,918,000	4.000		03/13/24	4,832,181
Societe Generale SA(a)
4,172,000	4.250		09/14/23	4,151,766
Sumitomo Mitsui Trust Bank Ltd.(b) (SOFR + 1.120%)
13,600,000	5.914		03/09/26	13,528,736
Svenska Handelsbanken AB(a)
2,355,000	0.625		06/30/23	2,325,492
The Bank of Nova Scotia
2,997,000	5.250		12/06/24	3,003,953
(SOFR + 0.960%)
10,550,000	5.767	(b)	03/11/24	10,529,006
The Toronto-Dominion Bank
2,276,000	3.250		03/11/24	2,230,025
(SOFR + 0.220%)
2,938,000	5.001	(b)	06/02/23	2,935,826
(SOFR + 0.910%)
12,978,000	5.709	(b)	03/08/24	12,938,417
UBS AG(a)(b)
(SOFR + 0.360%)
12,134,000	5.069		02/09/24	12,089,468

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 0.470%)
$6,993,000	5.042	%(c)	01/13/25	$6,905,308
Wells Fargo & Co.(b)(c) (SOFR + 1.600%)
22,367,000	1.654		06/02/24	22,220,720
Westpac Banking Corp.
5,190,000	5.350		10/18/24	5,231,364

				557,376,207

Chemical – 0.3%
Nutrien Ltd.
6,656,000	1.900		05/13/23	6,625,449

Computers – 0.2%
Hewlett Packard Enterprise Co.
3,101,000	5.900		10/01/24	3,140,042

Cosmetics & Personal Care(c) – 0.4%
Haleon U.S. Capital LLC
8,326,000	3.024		03/24/24	8,090,624

Diversified Financial Services – 3.1%
AIG Global Funding(a)(b) (SOFR + 0.380%)
28,247,000	5.199		12/15/23	28,234,854
Air Lease Corp.(c)
2,500,000	3.000		09/15/23	2,466,850
American Express Co.(b)(c) (SOFR + 0.930%)
8,050,000	5.716		03/04/25	8,005,403
Capital One Financial Corp.(b)(c) (SOFR + 0.690%)
26,957,000	5.489		12/06/24	26,307,875

				65,014,982

Electrical(c) – 3.9%
American Electric Power Co., Inc.(b) (3M USD LIBOR + 0.480%)
9,375,000	5.294		11/01/23	9,326,250
CenterPoint Energy, Inc.(b) (SOFR + 0.650%)
26,549,000	5.373		05/13/24	26,295,988
Dominion Energy, Inc.(b) (3M USD LIBOR + 0.530%)
8,608,000	5.396		09/15/23	8,583,037
OGE Energy Corp.
5,619,000	0.703		05/26/23	5,578,993
Oklahoma Gas and Electric Co.
14,754,000	0.553		05/26/23	14,644,820
The Southern Co.(b) (SOFR + 0.370%)
17,194,000	5.086		05/10/23	17,155,313

				81,584,401

Healthcare Providers & Services(b) – 0.4%
Baxter International, Inc. (SOFR + 0.440%)
9,100,000	5.207		11/29/24	8,942,934

Insurance(a) – 3.1%
Athene Global Funding(b) (3M USD LIBOR + 0.730%)
13,626,000	5.542		01/08/24	13,496,962
Equitable Financial Life Global Funding
5,038,000	0.500		04/06/23	5,036,539
Jackson National Life Global Funding(b) (SOFR + 1.150%)
12,141,000	5.999		06/28/24	12,040,472
MassMutual Global Funding II(b) (SOFR + 0.270%)
14,808,000	4.888		10/21/24	14,743,585

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance(a) – (continued)
Pacific Life Global Funding II(b) (SOFR + 0.400%)
$4,325,000	5.053%		01/27/25	$4,258,784
Protective Life Global Funding(b) (SOFR + 0.980%)
16,164,000	5.829		03/28/25	16,048,751

				65,625,093

Pipelines – 0.6%
Enbridge, Inc.
13,806,000	0.550		10/04/23	13,444,283

Real Estate Investment Trust(b)(c) – 0.4%
Public Storage (SOFR + 0.470%)
8,101,000	5.091		04/23/24	8,051,341

Savings&Loans(a)(b)(c) – 0.5%
Nationwide Building Society (3M USD LIBOR + 1.392%)
10,000,000	4.363		08/01/24	9,942,100

Software – 0.2%
Take-Two Interactive Software, Inc.
4,834,000	3.300		03/28/24	4,731,326

TOTAL CORPORATE OBLIGATIONS (Cost $859,197,852)				$855,070,957

Agency Debentures – 6.2%
Sovereign – 6.2%
FFCB(c)
$4,375,000	5.070%		01/11/24	$4,375,175
(SOFR + 0.180%)
5,600,000	5.000	(b)	10/16/24	5,604,144
FHLB
7,445,000	5.000	(c)	02/21/24	7,440,459
16,520,000	5.000	(c)	02/21/24	16,506,619
7,405,000	5.165	(c)	03/08/24	7,382,267
10,980,000	5.500		04/01/24	10,986,368
18,550,000	5.340		04/23/24	18,559,831
10,780,000	5.540		04/24/24	10,762,752
10,725,000	5.330		04/26/24	10,719,316
39,485,000	4.625		12/13/24	39,644,124

TOTAL AGENCY DEBENTURES (Cost $131,954,515)				$131,981,055

Municipal Debt Obligations – 0.1%

Illinois – 0.1%
Illinois State GO Bonds Taxable-Pension Series 2003
$1,448,182	4.950%		06/01/23	$1,446,076
(Cost $1,450,188)

U.S. Treasury Obligations – 13.3%
United States Treasury Notes
(3MTreasury money market yield + 0.035%)
$51,214,400	4.766	%(b)	10/31/23	$51,191,737

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

(3MTreasury money market yield + 0.140%)
$75,244,000	4.871	%(b)	10/31/24	$75,210,004
26,498,000	4.500		11/30/24	26,600,473
39,464,000	4.125		01/31/25	39,454,751
(3MTreasury money market yield + 0.200%)
42,855,000	4.931	(b)	01/31/25	42,867,827
44,792,000	4.625		02/28/25	45,227,672

TOTAL U.S. TREASURY OBLIGATIONS (Cost $279,564,636)				$280,552,464

Shares			Dividend Rate	Value

Investment Company(d) – 3.6%
Goldman Sachs Financial Square Government Fund - Institutional Shares
75,417,552			4.725%	$75,417,552

(Cost $75,417,552)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 63.8% (Cost $1,347,584,743)				$1,344,468,104

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 37.4%

Certificates of Deposit – 21.4%
Banco Santander SA(b) (SOFR + 0.490%)
$5,000,000	5.320%		02/09/24	$4,993,211
Bank of America NA
7,327,000	5.440		02/08/24	7,323,090
Bank of Montreal(b) (SOFR + 0.170%)
11,411,000	4.720		10/06/23	11,392,827
Barclays Bank PLC(b) (SOFR + 0.700%)
9,600,000	5.530		10/04/23	9,610,472
Bayerische Landesbank
15,678,000	0.900		06/27/23	15,519,408
5,200,000	5.300		01/25/24	5,201,028
2,428,000	5.820		03/08/24	2,440,165
BNP Paribas SA
12,043,000	5.550		10/23/23	12,045,807
9,499,000	5.430		02/16/24	9,502,755
Brighthouse Financial Short Term Funding LLC(a)(b) (SOFR +
0.730%)
10,014,000	5.570		12/22/23	10,023,870
Canadian Imperial Bank of Commerce
5,484,000	5.540		10/20/23	5,485,171
Citibank N.A.
17,000,000	3.800		08/01/23	16,899,953
5,900,000	4.060		08/01/23	5,870,273
Citigroup Global Markets, Inc.(a)(b) (SOFR + 0.650%)
5,866,000	5.480		09/21/23	5,869,996
Collateralized Commercial Paper FLEX Co. LLC(a)
9,525,000	5.120		07/25/23	9,519,018
Commonwealth Bank of Australia
11,325,000	5.530		11/22/23	11,335,387

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
(SOFR + 0.400%)
$11,540,000	5.230	%(b)	01/29/24	$11,522,965
Cooperatieve Rabobank UA
4,336,000	5.750		03/07/24	4,355,482
(SOFR + 0.630%)
5,655,000	5.460	(b)	05/24/23	5,659,318
(SOFR + 0.670%)
3,548,000	5.500	(b)	11/07/23	3,552,681
DNB Bank ASA(a)(b) (SOFR + 0.400%)
23,158,000	4.700		01/17/24	23,138,232
Landesbank Baden-Wuerttemberg
8,620,000	5.220		01/17/24	8,608,815
Lloyds Bank Corporate Markets PLC
7,350,000	5.530		02/14/24	7,351,937
(SOFR + 0.540%)
23,765,000	5.380	(b)	01/31/24	23,765,724
Macquarie Bank Ltd.(a)(b) (SOFR + 0.750%)
6,400,000	5.590		04/24/23	6,402,067
Matchpoint Finance PLC(a)(b) (SOFR + 0.710%)
3,440,000	5.540		04/25/23	3,441,030
Mizuho Bank Ltd.(b) (SOFR + 0.450%)
10,660,000	5.000		01/24/24	10,647,089
MIZUHO BANK Ltd.(b) (SOFR + 0.520%)
1,795,000	5.340		10/02/23	1,795,000
Nordea Bank Abp(b)
(SOFR + 0.450%)
17,543,000	4.750	(a)	01/18/24	17,532,744
(SOFR + 0.770%)
4,207,000	5.600		10/23/23	4,214,482
Royal Bank of Canada(b) (SOFR + 0.700%)
3,751,000	5.530		03/27/24	3,750,708
Skandinaviska Enskilda Banken AB(a)(b) (SOFR + 0.680%)
10,000,000	5.520		08/18/23	10,012,514
Standard Chartered Bank(b) (SOFR + 0.420%)
19,083,000	5.250		07/28/23	19,085,942
Standard Chartered Bank PLC
5,582,000	5.600		12/01/23	5,586,413
Starbird Funding Corp.(a)(b)
(SOFR + 0.160%)
10,000,000	4.990		09/06/23	9,986,470
(SOFR + 0.220%)
7,000,000	4.770		12/08/23	6,983,276
Sumitomo Mitsui Banking Corp.
20,500,000	2.700		04/27/23	20,465,609
5,000,000	5.000		10/06/23	4,989,943
(SOFR + 0.920%)
19,914,000	5.750	(b)	11/30/23	19,961,462
(SOFR + 0.950%)
1,775,000	5.780	(b)	10/25/23	1,779,044
Svenska Handelsbanken(b)
(SOFR + 0.560%)
4,752,000	5.390		09/08/23	4,755,815
(SOFR + 0.570%)
11,143,000	5.400		01/09/24	11,142,351
Svenska Handelsbanken AB
11,838,000	2.795		05/25/23	11,797,516

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
The Bank of Nova Scotia(b)
(SOFR + 0.380%)
$3,220,000	5.210%		02/16/24	$3,213,415
(SOFR + 0.420%)
3,513,000	5.250		01/26/24	3,509,626
(SOFR + 0.740%)
5,159,000	5.570	(a)	12/06/23	5,168,007
The Toronto-Dominion Bank
4,539,000	4.070		07/18/23	4,521,619
12,589,000	5.250		01/25/24	12,570,703
Thunder Bay Funding LLC(a)(b) (SOFR + 0.600%)
8,710,000	5.440		04/25/23	8,713,054
Westpac Banking Corp.
7,354,000	5.400		02/20/24	7,359,842

				450,373,326

Commercial Paper(e) – 16.0%
3M Co.
11,583,000	0.000		09/07/23	11,321,482
American Electric Power Co., Inc.
5,011,000	0.000		07/20/23	4,925,064
AT&T, Inc.
3,911,000	0.000		02/26/24	3,706,422
Atlantic Asset Securitization LLC
6,513,000	0.000		06/27/23	6,424,943
Australia & New Zealand Banking Group Ltd.
13,168,000	0.000		02/02/24	12,588,930
Barclays Bank PLC
10,719,000	0.000		04/04/23	10,668,018
BASF SE
5,102,000	0.000		12/18/23	4,901,714
BAT International Finance PLC
10,700,000	0.000		06/30/23	10,542,805
1,890,000	0.000		07/24/23	1,856,371
Bayer Corp.
11,079,000	0.000		09/14/23	10,778,138
BPCE SA
6,163,000	0.000		09/07/23	6,021,662
3,273,000	0.000		11/06/23	3,169,191
DNB Bank ASA
8,964,000	0.000		11/22/23	8,669,122
EIDP, Inc.
9,620,000	0.000		05/15/23	9,555,546
6,219,000	0.000		07/07/23	6,130,137
Fairway Finance Co. LLC
966,000	0.000		07/10/23	951,867
Fidelity National Information Services, Inc.
12,000,000	0.000		05/02/23	11,943,595
GTA Funding LLC
6,615,400	0.000		08/08/23	6,490,628
ING U.S. Funding LLC
14,433,000	0.000		09/21/23	14,073,181
Kellogg Co.
4,105,000	0.000		04/03/23	4,103,269
Lowe’s Cos., Inc.
6,564,000	0.000		04/04/23	6,560,302
Macquarie Bank Ltd.
14,000,000	0.000		01/30/24	13,385,950

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper(e) – (continued)
McCormick & Co., Inc.
$6,564,000	0.000%	04/03/23	$6,561,358
National Bank of Canada
12,020,000	0.000	10/31/23	11,651,664
NatWest Markets PLC
9,782,000	0.000	10/10/23	9,488,690
9,094,000	0.000	02/09/24	8,650,065
Philip Morris International, Inc.
7,570,000	0.000	10/24/23	7,342,874
Pure Grove Funding
10,802,000	0.000	01/05/24	10,366,463
11,402,000	0.000	01/18/24	10,920,370
4,767,000	0.000	01/24/24	4,561,396
4,767,000	0.000	01/24/24	4,561,396
Salisbury Receivables Co. LLC
9,687,000	0.000	07/28/23	9,525,358
Societe Generale SA
12,812,000	0.000	11/15/23	12,387,474
11,006,000	0.000	02/09/24	10,510,716
Svenska Handelsbanken AB
24,000,000	0.000	08/01/23	23,576,470
TELUS Corp.
2,129,000	0.000	08/02/23	2,088,022
Thomson Reuters Corp.
7,449,000	0.000	04/12/23	7,436,381
Toyota Motor Credit Corp.
3,517,000	0.000	11/03/23	3,407,906
TransCanada PipeLines Ltd.
2,801,000	0.000	05/09/23	2,784,781
1,972,000	0.000	05/15/23	1,958,751
UDR, Inc.
11,565,000	0.000	04/06/23	11,555,150
Versailles Commercial Paper LLC
9,412,000	0.000	06/22/23	9,298,944

			337,402,566

TOTAL SHORT-TERM INVESTMENTS (Cost $788,254,273)			$787,775,892

TOTAL INVESTMENTS – 101.2% (Cost $2,135,839,016)			$2,132,243,996

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%			(24,503,720)

NET ASSETS – 100.0%			$2,107,740,276

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued) March 31, 2023

(d)	Represents an Affiliated Issuer.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities March 31, 2023

	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund

Assets:

Investments in unaffiliated issuers, at value (cost $632,799,080, $263,900,090 and $387,877,044, respectively)	$609,770,097	$244,525,283	$354,728,213
Investments in affiliated issuers, at value (cost $27,119,796, $2,778,963 and $7,437,908, respectively)	27,119,805	2,778,963	7,437,908
Purchased options, at value (premium paid $0, $67,000 and $0, respectively)	—	9,462	—
Cash	10,144,322	3,283,443	5,495,034
Variation margin on swaps contracts	—	—	2,631
Receivables:
Collateral on certain derivative contracts(a)	4,621,200	328,312	743,542
Interest and dividends	4,337,798	1,215,983	335,076
Fund shares sold	579,821	110,200	198,771
Investments sold	78,266	1,222	—
Reimbursement from investment adviser	41,812	43,612	38,792
Foreign tax reclaims	10,172	—	—
Investments sold on an extended-settlement basis	—	24,511,504	—
Other assets	50,492	51,397	41,837

Total assets	656,753,785	276,859,381	369,021,804

Liabilities:
Variation margin on futures contracts	151,076	136,142	124,072
Variation margin on swaps contracts	78,135	2,885	—
Foreign currency overdraft, at value (identified cost $585, $0 and $9, respectively)	573	—	9
Forward sale contracts, at value (proceeds received $0, $16,230,020 and $0, respectively)	—	16,503,850	—
Written option contracts, at value (premium received $0, $67,000 and $0, respectively)	—	6,194	—
Payables:
Fund shares redeemed	41,842,211	232,622	883,333
Management fees	142,986	84,602	80,905
Investments purchased	85,989	2,521	3,411
Distribution and Service fees and Transfer Agency fees	23,371	28,568	37,605
Income distributions	14,830	11,419	—
Investments purchased on an extended-settlement basis	—	41,759,913	—
Accrued expenses	384,490	287,129	214,649

Total liabilities	42,723,661	59,055,845	1,343,984

Net Assets:

Paid-in capital	654,683,725	257,968,000	426,289,006
Total distributable loss	(40,653,601)	(40,164,464)	(58,611,186)

NET ASSETS	$614,030,124	$217,803,536	$367,677,820
Net Assets:
Class A	$ 13,575,101	$ 45,869,944	$ 43,634,925
Class C	—	840,058	3,497,769
Administration	4,991,879	—	—
Institutional	242,734,389	47,454,384	86,503,965
Service	274,768	21,310,882	—
Investor	8,893,944	77,073,988	43,039,036
Class R6	6,538,732	7,199,049	147,866,130
Class R	—	9,962,805	16,583,725
Class P	337,021,311	8,092,426	26,552,270
Total Net Assets	$614,030,124	$217,803,536	$367,677,820
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,467,171	3,497,993	4,444,527
Class C	—	64,070	365,625
Administration	538,908	—	—
Institutional	26,275,072	3,623,862	8,680,076
Service	29,742	1,629,556	—
Investor	963,604	5,879,097	4,350,846
Class R6	707,657	550,009	14,852,618
Class R	—	760,669	1,699,528
Class P	36,481,509	618,280	2,665,039
Net asset value, offering and redemption price per share:(b)
Class A	$9.25	$13.11	$9.82
Class C	—	13.11	9.57
Administration	9.26	—	—
Institutional	9.24	13.09	9.97
Service	9.24	13.08	—
Investor	9.23	13.11	9.89
Class R6	9.24	13.09	9.96
Class R	—	13.10	9.76
Class P	9.24	13.09	9.96

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA
Enhanced Income	$1,629,365	$2,991,835	$—
Government Income	—	58,312	270,000
Inflation Protected Securities	152,105	591,437	—
(b)

Maximum public offering price per share for Class A Shares of the Government Income and Inflation Protected Securities Funds is $13.62 and $10.20, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) March 31, 2023

	Short Duration Bond Fund	Short Duration Government Fund	Short-Term Conservative Income Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,462,132,489, $587,570,351 and $2,060,421,464, respectively)	$1,389,334,890	$569,096,743	$2,056,826,444
Investments in affiliated issuers, at value (cost $36,594,196, $0 and $75,417,552, respectively)	32,783,747	—	75,417,552
Purchased options, at value (premium paid $2,062,057, $0 and $0, respectively)	1,150,197	—	—
Cash	4,548,383	7,986,100	2,203,762
Foreign currencies, at value (cost $99,405, $0 and $0, respectively)	66,333	—	—
Unrealized gain on forward foreign currency exchange contracts	605,898	—	—
Variation margin on futures contracts	65,711	—	—
Variation margin on swaps contracts	197,886	—	—
Receivables:
Investments sold on an extended-settlement basis	75,910,723	97,277,500	—
Collateral on certain derivative contracts(a)	20,712,237	7,601,979	—
Interest and dividends	11,183,324	2,528,391	12,675,664
Fund shares sold	6,461,972	476,058	7,109,130
Investments sold	162,640	56,887	—
Reimbursement from investment adviser	58,138	50,977	58,647
Due from broker - upfront payment	12,050	—	—
Foreign tax reclaims	—	—	17,480
Other assets	111,735	51,922	134,542

Total assets	1,543,365,864	685,126,557	2,154,443,221

Liabilities:
Variation margin on futures contracts	—	4,625,071	—
Variation margin on swaps contracts	—274,463		—
Forward sale contracts, at value (proceeds received $73,992,598, $83,896,250 and $0, respectively)	75,313,577	85,165,132	—
Unrealized loss on forward foreign currency exchange contracts	1,484,374	—	—
Written option contracts, at value (premium received $2,086,658, $0 and $0, respectively)	752,668	—	—
Payables:
Fund shares redeemed	9,326,256	744,124	6,580,350
Investments purchased on an extended-settlement basis	3,896,815	54,860,265	21,505,000
Management fees	479,061	198,763	353,329
Due to broker	250,000	310,000	—
Distribution and Service fees and Transfer Agency fees	57,720	39,389	88,767
Income distributions	26,150	120,884	318,813
Investments purchased	—	—	17,540,303
Accrued expenses	492,450	318,384	316,383

Total liabilities	92,079,071	146,656,475	46,702,945

Net Assets:

Paid-in capital	1,593,270,666	619,659,026	2,134,315,597
Total distributable loss	(141,983,873)	(81,188,944)	(26,575,321)

NET ASSETS	$1,451,286,793	$538,470,082	$2,107,740,276
Net Assets:
Class A	$ 48,018,266	$ 60,856,768	$ 33,869,803
Class C	2,810,331	6,088,339	—
Administration	—	—	27,807
Preferred	—	—	27,697
Institutional	150,767,842	225,557,632	950,889,306
Service	—	18,288,546	—
Investor	64,059,779	35,605,845	248,024,444
Class R6	81,479,130	13,995,204	72,414,154
Class R	29,798	—	—
Class P	1,104,121,647	178,077,748	802,487,065
Total Net Assets	$1,451,286,793	$538,470,082	$2,107,740,276
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,085,381	6,572,860	3,380,783
Class C	297,714	662,928	—
Administration	—	—	2,775
Preferred	—	—	2,765
Institutional	15,939,126	24,447,652	94,836,988
Service	—	1,984,639	—
Investor	6,774,881	3,841,444	24,743,548
Class R6	8,621,738	1,516,505	7,224,287
Class R	3,150	—	—
Class P	116,782,133	19,303,827	80,122,555
Net asset value, offering and redemption price per share:(b)
Class A	$9.44	$9.26	$10.02
Class C	9.44	9.18	—
Administration	—	—	10.02
Preferred	—	—	10.02
Institutional	9.46	9.23	10.03
Service	—	9.22	—
Investor	9.46	9.27	10.02
Class R6	9.45	9.23	10.02
Class R	9.46	—	—
Class P	9.45	9.22	10.02
(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards	TBA
Short Duration Bond	$—	$17,092,237	$2,380,000	$1,240,000
Short Duration Government	4,236,267	2,384,712	—	981,000
(b)

Maximum public offering price per share for Class A Shares of the Short Duration Bond and Short Duration Government Funds is $9.58 and $9.40, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations For the Fiscal Year Ended March 31, 2023

	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund

Investment Income:

Interest	$19,697,970	$5,614,881	$27,538,978
Dividends — unaffiliated issuers	652,355	—	—
Dividends — affiliated issuers	281,896	106,624	45,710

Total investment income	20,632,221	5,721,505	27,584,688

Expenses:

Management fees	2,276,623	1,304,066	1,174,299
Transfer Agency fees(a)	330,041	204,524	269,675
Registration fees	196,558	164,463	116,532
Custody, accounting and administrative services	196,520	145,485	109,226
Professional fees	190,741	131,003	120,843
Printing and mailing costs	107,699	43,363	92,716
Trustee fees	30,210	28,885	29,282
Distribution and Service (12b-1) fees(a)	27,093	241,794	249,771
Shareholder Administration fees — Service Class	12,523	55,748	—
Service fees — Class C	—	2,639	9,900
Other	48,028	16,251	17,268

Total expenses	3,416,036	2,338,221	2,189,512

Less — expense reductions	(202,889)	(701,162)	(292,607)

Net expenses	3,213,147	1,637,059	1,896,905

NET INVESTMENT INCOME	17,419,074	4,084,446	25,687,783

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(6,109,464)	(13,725,274)	(15,640,705)
Purchased options	—	(203,460)	(184,431)
Futures contracts	13,100,179	4,990,556	(587,390)
Written options	—	193,172	342,335
Swap contracts	(8,861,098)	(102,196)	1,097,957
Forward foreign currency exchange contracts	(1,671,517)	—	—
Foreign currency transactions	50,049	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(920,005)	(9,487,255)	(45,909,333)
Investments — affiliated issuers	(3)	—	—
Purchased options	—	102,925	145,414
Futures contracts	(5,428,873)	(1,315,374)	(53,128)
Written options	—	(94,236)	(140,435)
Swap contracts	1,888,728	35,642	(345,710)
Forward foreign currency exchange contracts	(258,027)	—	—
Foreign currency translation	12	—	—

Net realized and unrealized loss	(8,210,019)	(19,605,500)	(61,275,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,209,055	$(15,521,054)	$(35,587,643)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Adminstration	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	$26,851	$—	$242	$—	$21,481	$—	$1,965	$126,213	$ 39	$11,007	$2,929	$—	$166,407
Government Income	124,808	7,916	55,747	53,323	59,908	1,267	—	29,246	8,920	87,585	2,280	12,797	2,521
Inflation Protected Securities	134,176	29,701	—	85,894	64,404	4,752	—	52,808	—	71,532	46,497	20,615	9,067

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued) For the Fiscal Year Ended March 31, 2023

	Short Duration Bond Fund	Short Duration Government Fund	Short-Term Conservative Income Fund

Investment Income:

Interest	$48,770,433	$13,336,273	$68,540,357
Dividends — affiliated issuers	2,355,416	332,630	2,364,954

Total investment income	51,125,849	13,668,903	70,905,311

Expenses:

Management fees	6,941,882	2,622,214	6,667,050
Transfer Agency fees(a)	655,432	298,476	1,106,638
Custody, accounting and administrative services	351,545	179,626	209,585
Registration fees	180,350	130,725	184,325
Professional fees	164,911	136,690	117,930
Distribution and Service (12b-1) fees(a)	155,779	259,335	60,333
Printing and mailing costs	72,924	35,604	61,424
Trustee fees	31,992	29,531	33,121
Service fees — Class C	6,787	18,805	—
Prime broker fees	5,047	—	—
Shareholder Administration fees — Service Class	—	44,162	—
Other	71,844	37,568	87,461

Total expenses	8,638,493	3,792,736	8,527,867

Less — expense reductions	(788,182)	(568,578)	(2,141,409)

Net expenses	7,850,311	3,224,158	6,386,458

NET INVESTMENT INCOME	43,275,538	10,444,745	64,518,853

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(63,484,643)	(31,691,338)	(14,510,722)
Investments — affiliated issuers	(1,160,394)	—	—
Purchased options	(1,063,397)	—	—
Futures contracts	(2,850,898)	12,312,545	—
Written options	(603,499)	132,590	—
Swap contracts	3,447,598	5,339,863	—
Forward foreign currency exchange contracts	3,413,727	—	—
Foreign currency transactions	(423,955)	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	117,067	2,156,582	14,564,070
Investments — affiliated issuers	(2,082,866)	—	—
Purchased options	(52,835)	—	—
Futures contracts	2,040,234	(4,396,139)	—
Written options	1,520,342	—	—
Swap contracts	(3,904,673)	(425,486)	—
Forward foreign currency exchange contracts	(1,798,146)	—	—
Foreign currency translation	(59,489)	—	—

Net realized and unrealized gain (loss)	(66,945,827)	(16,571,383)	53,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,670,289)	$(6,126,638)	$64,572,201

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Administration	Preferred	Institutional	Service	Investor	Class R6	Class R	Class P
Short Duration Bond	$134,705	$20,362	$—	$712	$64,658	$3,258	$—	$—	$77,676	$ —	$ 51,598	$28,150	$171	$429,921
Short Duration Government	158,759	56,414	44,162	—	76,204	9,027	—	—	101,817	7,066	38,060	3,973	—	62,329
Short-Term Conservative Income	60,333	—	—	—	48,266	—	11	11	476,152	—	201,798	28,746	—	351,654

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund		Government Income Fund
	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income	$17,419,074	$6,108,586	$4,084,446	$1,503,796
Net realized gain (loss)	(3,491,851)	7,153,757	(8,847,202)	(1,072,899)
Net change in unrealized loss	(4,718,168)	(27,027,311)	(10,758,298)	(15,253,236)

Net increase (decrease) in net assets resulting from operations	9,209,055	(13,764,968)	(15,521,054)	(14,822,339)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(392,770)	(110,712)	(821,260)	(1,436,492)
Class C Shares	—	—	(9,017)	(28,784)
Administration Shares	(111,442)	(39,270)	—	—
Institutional Shares	(7,284,530)	(3,157,550)	(1,353,053)	(3,193,950)
Service Shares	(2,023)	(32)	(325,481)	(621,428)
Investor Shares	(218,684)	(71,155)	(1,406,174)	(1,530,053)
Class R6 Shares	(231,298)	(185,252)	(149,385)	(238,806)
Class R Shares	—	—	(149,659)	(270,048)
Class P Shares	(13,835,648)	(3,182,998)	(166,215)	(292,299)
Return of capital:
Class A Shares	(23,851)	—	—	—
Administration Shares	(6,767)	—	—	—
Institutional Shares	(442,360)	—	—	—
Service Shares	(123)	—	—	—
Investor Shares	(13,280)	—	—	—
Class R6 Shares	(14,046)	—	—	—
Class P Shares	(840,183)	—	—	—

Total distributions to shareholders	(23,417,005)	(6,746,969)	(4,380,244)	(7,611,860)

From share transactions:

Proceeds from sales of shares	425,937,344	1,048,790,198	60,676,594	141,860,903
Proceeds received in connection with merger	—	205,662,188	—	—
Reinvestment of distributions	23,034,602	6,634,965	3,991,268	6,850,674
Cost of shares redeemed	(878,874,291)	(853,655,936)	(124,294,198)	(130,905,824)

Net increase (decrease) in net assets resulting from share transactions	(429,902,345)	407,431,415	(59,626,336)	17,805,753

TOTAL INCREASE (DECREASE)	(444,110,295)	386,919,478	(79,527,634)	(4,628,446)

Net assets:

Beginning of year	1,058,140,419	671,220,941	297,331,170	301,959,616

End of year	$614,030,124	$1,058,140,419	$217,803,536	$297,331,170

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund		Short Duration Bond Fund
	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income	$25,687,783	$27,954,830	$43,275,538	$23,671,262
Net realized gain (loss)	(14,972,234)	3,340,493	(62,725,461)	(3,936,416)
Net change in unrealized loss	(46,303,192)	(12,553,722)	(4,220,366)	(97,884,878)

Net increase (decrease) in net assets resulting from operations	(35,587,643)	18,741,601	(23,670,289)	(78,150,032)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(3,309,853)	(3,145,780)	(706,406)	(599,935)
Class C Shares	(220,022)	(171,937)	(29,679)	(13,507)
Institutional Shares	(8,626,002)	(11,315,629)	(2,946,586)	(2,339,290)
Investor Shares	(3,915,031)	(4,387,325)	(659,632)	(296,452)
Class R6 Shares	(9,685,561)	(7,784,594)	(1,424,623)	(225,893)
Class R Shares	(983,407)	(971,681)	(1,633)	(1,479)
Class P Shares	(1,904,916)	(2,935,461)	(21,126,293)	(21,597,540)
Return of capital:
Class A Shares	—	—	(511,437)	(229,864)
Class C Shares	—	—	(21,488)	(4,890)
Institutional Shares	—	—	(2,133,327)	(889,853)
Investor Shares	—	—	(477,574)	(113,769)
Class R6 Shares	—	—	(1,031,427)	(90,595)
Class R Shares	—	—	(1,183)	(572)
Class P Shares	—	—	(15,295,429)	(8,362,070)

Total distributions to shareholders	(28,644,792)	(30,712,407)	(46,366,717)	(34,765,709)

From share transactions:

Proceeds from sales of shares	155,820,265	304,582,036	747,614,580	1,603,063,552
Reinvestment of distributions	25,355,156	25,220,753	45,970,629	34,472,234
Cost of shares redeemed	(267,543,187)	(313,916,690)	(1,741,993,575)	(1,530,583,733)

Net increase (decrease) in net assets resulting from share transactions	(86,367,766)	15,886,099	(948,408,366)	106,952,053

TOTAL INCREASE (DECREASE)	(150,600,201)	3,915,293	(1,018,445,372)	(5,963,688)

Net assets:

Beginning of year	518,278,021	514,362,728	2,469,732,165	2,475,695,853

End of year	$367,677,820	$518,278,021	$1,451,286,793	$2,469,732,165

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund		Short-Term Conservative Income Fund
	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income (loss)	$10,444,745	$(912,053)	$64,518,853	$11,801,807
Net realized gain (loss)	(13,906,340)	(2,193,148)	(14,510,722)	1,010,171
Net change in unrealized gain (loss)	(2,665,043)	(30,597,915)	14,564,070	(26,002,874)

Net increase (decrease) in net assets resulting from operations	(6,126,638)	(33,703,116)	64,572,201	(13,190,896)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(1,029,039)	(281,943)	(935,460)	(50,122)
Class C Shares	(90,095)	(7,675)	—	—
Administration Shares	—	—	(732)	(78)
Preferred Shares	—	—	(730)	(78)
Institutional Shares	(4,899,247)	(2,686,982)	(28,607,764)	(7,146,715)
Service Shares	(263,203)	(31,611)	—	—
Investor Shares	(619,181)	(185,471)	(4,891,336)	(180,621)
Class R6 Shares	(264,190)	(97,340)	(2,137,945)	(622,636)
Class P Shares	(4,086,547)	(1,910,376)	(28,330,229)	(6,747,178)

Total distributions to shareholders	(11,251,502)	(5,201,398)	(64,904,196)	(14,747,428)

From share transactions:

Proceeds from sales of shares	321,204,182	263,458,948	1,663,425,532	7,119,493,478
Reinvestment of distributions	10,167,502	4,698,045	62,445,973	14,319,095
Cost of shares redeemed	(465,354,550)	(582,000,873)	(3,632,313,743)	(9,356,259,499)

Net decrease in net assets resulting from share transactions	(133,982,866)	(313,843,880)	(1,906,442,238)	(2,222,446,926)

TOTAL DECREASE	(151,361,006)	(352,748,394)	(1,906,774,233)	(2,250,385,250)

Net assets:

Beginning of year	689,831,088	1,042,579,482	4,014,514,509	6,264,899,759

End of year	$538,470,082	$689,831,088	$2,107,740,276	$4,014,514,509

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.37	$9.56	$9.22	$9.45	$9.41

Net investment income (a)	0.15	0.04	0.10	0.20	0.19

Net realized and unrealized gain (loss)	(0.05)	(0.18)	0.34	(0.24)	0.04

Total from investment operations	0.10	(0.14)	0.44	(0.04)	0.23

Distributions to shareholders from net investment income	(0.16)	(0.05)	(0.10)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	—	—	—	—

Total distributions	(0.22)	(0.05)	(0.10)	(0.19)	(0.19)

Net asset value, end of year	$9.25	$9.37	$9.56	$9.22	$9.45

Total return(b)	1.14%	(1.48)%	4.82%	(0.41)%	2.41%

Net assets, end of year (in 000s)	$13,575	$25,272	$15,098	$10,456	$19,396

Ratio of net expenses to average net assets	0.58%	0.57%	0.58%	0.59%	0.61%

Ratio of total expenses to average net assets	0.60%	0.58%	0.61%	0.63%	0.65%

Ratio of net investment income to average net assets	1.67%	0.46%	1.04%	2.08%	2.02%

Portfolio turnover rate(c)	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Administration Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.38	$9.57	$9.23	$9.46	$9.43

Net investment income(a)	0.16	0.04	0.09	0.19	0.19

Net realized and unrealized gain (loss)	(0.06)	(0.18)	0.35	(0.23)	0.03

Total from investment operations	0.10	(0.14)	0.44	(0.04)	0.22

Distributions to shareholders from net investment income	(0.16)	(0.05)	(0.10)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	—	—	—	—

Total distributions	(0.22)	(0.05)	(0.10)	(0.19)	(0.19)

Net asset value, end of year	$9.26	$9.38	$9.57	$9.23	$9.46

Total return(b)	1.12%	(1.50)%	4.79%	(0.42)%	2.33%

Net assets, end of year (in 000s)	$4,992	$4,934	$16,333	$4,254	$2,905

Ratio of net expenses to average net assets	0.60%	0.60%	0.59%	0.60%	0.60%

Ratio of total expenses to average net assets	0.63%	0.60%	0.63%	0.64%	0.64%

Ratio of net investment income to average net assets	1.74%	0.39%	0.97%	2.02%	2.03%

Portfolio turnover rate(c)	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.36	$9.55	$9.21	$9.43	$9.39

Net investment income(a)	0.17	0.06	0.12	0.22	0.21

Net realized and unrealized gain (loss)	(0.05)	(0.16)	0.35	(0.22)	0.04

Total from investment operations	0.12	(0.10)	0.47	—	0.25

Distributions to shareholders from net investment income	(0.18)	(0.09)	(0.13)	(0.22)	(0.21)

Distributions to shareholders from net realized gains	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	—	—	—	—

Total distributions	(0.24)	(0.09)	(0.13)	(0.22)	(0.21)

Net asset value, end of year	$9.24	$9.36	$9.55	$9.21	$9.43

Total return(b)	1.37%	(1.26)%	5.18%	(0.17)%	2.70%

Net assets, end of year (in 000s)	$242,734	$408,324	$299,844	$180,477	$252,561

Ratio of net expenses to average net assets	0.35%	0.34%	0.34%	0.35%	0.35%

Ratio of total expenses to average net assets	0.37%	0.35%	0.38%	0.39%	0.37%

Ratio of net investment income to average net assets	1.83%	0.68%	1.25%	2.30%	2.18%

Portfolio turnover rate(c)	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund

	Service Shares

	Year Ended March 31, 2023	Period Ended March 31, 2022(a)

Per Share Data

Net asset value, beginning of period	$9.35	$9.49

Net investment income(b)	0.18	0.01

Net realized and unrealized loss	(0.09)	(0.15)

Total from investment operations	0.09	(0.14)

Distributions to shareholders from net investment income	(0.15)	—	(c)

Distributions to shareholders from net realized gains	(0.05)	—

Distributions to shareholders from return of capital	— (d)	—

Total distributions	(0.20)	—	(c)

Net asset value, end of period	$9.24	$9.35

Total return(e)	0.87%	(1.23)%

Net assets, end of period (in 000s)	$275	$28

Ratio of net expenses to average net assets	0.85%	0.85	%(f)

Ratio of total expenses to average net assets	0.89%	0.85	%(f)

Ratio of net investment income to average net assets	1.98%	0.22	%(f)

Portfolio turnover rate(g)	25%	17%

(a)	Commenced operations on December 10, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than ($0.005) per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.35	$9.54	$9.19	$9.42	$9.39

Net investment income(a)	0.17	0.06	0.11	0.21	0.21

Net realized and unrealized gain (loss)	(0.05)	(0.17)	0.36	(0.23)	0.02

Total from investment operations	0.12	(0.11)	0.47	(0.02)	0.23

Distributions to shareholders from net investment income	(0.18)	(0.08)	(0.12)	(0.21)	(0.20)

Distributions to shareholders from net realized gains	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	—	—	—	—

Total distributions	(0.24)	(0.08)	(0.12)	(0.21)	(0.20)

Net asset value, end of year	$9.23	$9.35	$9.54	$9.19	$9.42

Total return(b)	1.29%	(1.34)%	5.10%	(0.27)%	2.50%

Net assets, end of year (in 000s)	$8,894	$11,980	$9,184	$6,875	$6,096

Ratio of net expenses to average net assets	0.43%	0.42%	0.42%	0.44%	0.44%

Ratio of total expenses to average net assets	0.46%	0.43%	0.46%	0.48%	0.48%

Ratio of net investment income to average net assets	1.86%	0.60%	1.20%	2.21%	2.19%

Portfolio turnover rate(c)	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.36	$9.55	$9.21	$9.43	$9.40

Net investment income(a)	0.17	0.06	0.13	0.22	0.23

Net realized and unrealized gain (loss)	(0.04)	(0.17)	0.34	(0.22)	0.01

Total from investment operations	0.13	(0.11)	0.47	—	0.24

Distributions to shareholders from net investment income	(0.19)	(0.08)	(0.13)	(0.22)	(0.21)

Distributions to shareholders from net realized gains	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	—	—	—	—

Total distributions	(0.25)	(0.08)	(0.13)	(0.22)	(0.21)

Net asset value, end of year	$9.24	$9.36	$9.55	$9.21	$9.43

Total return(b)	1.38%	(1.25)%	5.19%	(0.16)%	2.59%

Net assets, end of year (in 000s)	$6,539	$14,426	$36,558	$45,134	$49,846

Ratio of net expenses to average net assets	0.34%	0.33%	0.33%	0.34%	0.34%

Ratio of total expenses to average net assets	0.36%	0.34%	0.37%	0.38%	0.42%

Ratio of net investment income to average net assets	1.87%	0.66%	1.34%	2.30%	2.48%

Portfolio turnover rate(c)	25%	17%	58%	53%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$9.36	$9.55	$9.21	$9.43	$9.41

Net investment income(b)	0.18	0.07	0.12	0.22	0.21

Net realized and unrealized gain (loss)	(0.05)	(0.18)	0.35	(0.22)	0.01

Total from investment operations	0.13	(0.11)	0.47	—	0.22

Distributions to shareholders from net investment income	(0.19)	(0.08)	(0.13)	(0.22)	(0.20)

Distributions to shareholders from net realized gains	(0.05)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	—	—	—	—

Total distributions	(0.25)	(0.08)	(0.13)	(0.22)	(0.20)

Net asset value, end of period	$9.24	$9.36	$9.55	$9.21	$9.43

Total return(c)	1.38%	(1.25)%	5.19%	(0.16)%	2.36%

Net assets, end of period (in 000s)	$337,021	$593,178	$294,205	$152,713	$189,835

Ratio of net expenses to average net assets	0.34%	0.33%	0.33%	0.34%	0.34	%(d)

Ratio of total expenses to average net assets	0.37%	0.34%	0.37%	0.38%	0.38	%(d)

Ratio of net investment income to average net assets	1.97%	0.71%	1.23%	2.31%	2.33	%(d)

Portfolio turnover rate(e)	25%	17%	58%	53%	42%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.09	$15.14	$15.57	$14.58	$14.39

Net investment income (a)	0.20	0.05	0.07	0.23	0.28

Net realized and unrealized gain (loss)	(0.96)	(0.77)	(0.35)	1.06	0.21

Total from investment operations	(0.76)	(0.72)	(0.28)	1.29	0.49

Distributions to shareholders from net investment income	(0.22)	(0.12)	(0.15)	(0.30)	(0.30)

Distributions to shareholders from net realized gains	—	(0.21)	—	—	—

Total distributions	(0.22)	(0.33)	(0.15)	(0.30)	(0.30)

Net asset value, end of year	$13.11	$14.09	$15.14	$15.57	$14.58

Total return(b)	(5.38)%	(4.82)%	(1.73)%	8.83%	3.46%

Net assets, end of year (in 000s)	$45,870	$56,679	$74,473	$75,282	$93,352

Ratio of net expenses to average net assets	0.82%	0.83%	0.83%	0.89%	0.91%

Ratio of total expenses to average net assets	1.12%	1.09%	1.07%	1.09%	1.10%

Ratio of net investment income to average net assets	1.53%	0.35%	0.43%	1.54%	1.94%

Portfolio turnover rate(c)	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.09	$15.14	$15.57	$14.58	$14.39

Net investment income (loss)(a)	0.10	(0.06)	(0.05)	0.11	0.17

Net realized and unrealized gain (loss)	(0.96)	(0.77)	(0.34)	1.07	0.21

Total from investment operations	(0.86)	(0.83)	(0.39)	1.18	0.38

Distributions to shareholders from net investment income	(0.12)	(0.01)	(0.04)	(0.19)	(0.19)

Distributions to shareholders from net realized gains	—	(0.21)	—	—	—

Total distributions	(0.12)	(0.22)	(0.04)	(0.19)	(0.19)

Net asset value, end of year	$13.11	$14.09	$15.14	$15.57	$14.58

Total return(b)	(6.09)%	(5.52)%	(2.53)%	8.10%	2.69%

Net assets, end of year (in 000s)	$840	$1,532	$2,420	$4,974	$3,775

Ratio of net expenses to average net assets	1.57%	1.58%	1.58%	1.64%	1.66%

Ratio of total expenses to average net assets	1.87%	1.84%	1.81%	1.84%	1.84%

Ratio of net investment income (loss) to average net assets	0.73%	(0.41)%	(0.31)%	0.77%	1.17%

Portfolio turnover rate(c)	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.07	$15.12	$15.54	$14.55	$14.37

Net investment income(a)	0.23	0.10	0.12	0.27	0.33

Net realized and unrealized gain (loss)	(0.95)	(0.77)	(0.34)	1.06	0.20

Total from investment operations	(0.72)	(0.67)	(0.22)	1.33	0.53

Distributions to shareholders from net investment income	(0.26)	(0.17)	(0.20)	(0.34)	(0.35)

Distributions to shareholders from net realized gains	—	(0.21)	—	—	—

Total distributions	(0.26)	(0.38)	(0.20)	(0.34)	(0.35)

Net asset value, end of year	$13.09	$14.07	$15.12	$15.54	$14.55

Total return(b)	(5.10)%	(4.47)%	(1.50)%	9.26%	3.74%

Net assets, end of year (in 000s)	$47,454	$110,854	$148,150	$178,878	$130,734

Ratio of net expenses to average net assets	0.51%	0.52%	0.52%	0.57%	0.57%

Ratio of total expenses to average net assets	0.78%	0.76%	0.73%	0.75%	0.76%

Ratio of net investment income to average net assets	1.71%	0.65%	0.74%	1.83%	2.29%

Portfolio turnover rate(c)	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Service Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.05	$15.10	$15.52	$14.54	$14.35

Net investment income(a)	0.18	0.02	0.04	0.20	0.25

Net realized and unrealized gain (loss)	(0.96)	(0.77)	(0.34)	1.05	0.22

Total from investment operations	(0.78)	(0.75)	(0.30)	1.25	0.47

Distributions to shareholders from net investment income	(0.19)	(0.09)	(0.12)	(0.27)	(0.28)

Distributions to shareholders from net realized gains	—	(0.21)	—	—	—

Total distributions	(0.19)	(0.30)	(0.12)	(0.27)	(0.28)

Net asset value, end of year	$13.08	$14.05	$15.10	$15.52	$14.54

Total return(b)	(5.51)%	(5.02)%	(1.93)%	8.66%	3.30%

Net assets, end of year (in 000s)	$21,311	$27,085	$32,692	$39,122	$36,126

Ratio of net expenses to average net assets	1.01%	1.02%	1.02%	1.07%	1.07%

Ratio of total expenses to average net assets	1.29%	1.26%	1.23%	1.25%	1.26%

Ratio of net investment income to average net assets	1.34%	0.16%	0.25%	1.33%	1.77%

Portfolio turnover rate(c)	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.09	$15.13	$15.56	$14.57	$14.38

Net investment income(a)	0.24	0.10	0.11	0.25	0.31

Net realized and unrealized gain (loss)	(0.97)	(0.77)	(0.35)	1.07	0.21

Total from investment operations	(0.73)	(0.67)	(0.24)	1.32	0.52

Distributions to shareholders from net investment income	(0.25)	(0.16)	(0.19)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	—	(0.21)	—	—	—

Total distributions	(0.25)	(0.37)	(0.19)	(0.33)	(0.33)

Net asset value, end of year	$13.11	$14.09	$15.13	$15.56	$14.57

Total return(b)	(5.14)%	(4.52)%	(1.55)%	9.18%	3.72%

Net assets, end of year (in 000s)	$77,074	$72,599	$6,459	$8,383	$1,458

Ratio of net expenses to average net assets	0.57%	0.58%	0.58%	0.62%	0.66%

Ratio of total expenses to average net assets	0.87%	0.85%	0.81%	0.83%	0.84%

Ratio of net investment income to average net assets	1.82%	0.67%	0.71%	1.68%	2.14%

Portfolio turnover rate(c)	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.07	$15.11	$15.54	$14.55	$14.37

Net investment income(a)	0.24	0.10	0.12	0.27	0.33

Net realized and unrealized gain (loss)	(0.96)	(0.76)	(0.35)	1.07	0.20

Total from investment operations	(0.72)	(0.66)	(0.23)	1.34	0.53

Distributions to shareholders from net investment income	(0.26)	(0.17)	(0.20)	(0.35)	(0.35)

Distributions to shareholders from net realized gains	—	(0.21)	—	—	—

Total distributions	(0.26)	(0.38)	(0.20)	(0.35)	(0.35)

Net asset value, end of year	$13.09	$14.07	$15.11	$15.54	$14.55

Total return(b)	(5.09)%	(4.46)%	(1.49)%	9.27%	3.75%

Net assets, end of year (in 000s)	$7,199	$8,722	$10,019	$9,187	$7,661

Ratio of net expenses to average net assets	0.50%	0.51%	0.51%	0.56%	0.56%

Ratio of total expenses to average net assets	0.78%	0.75%	0.72%	0.74%	0.76%

Ratio of net investment income to average net assets	1.85%	0.67%	0.75%	1.84%	2.31%

Portfolio turnover rate(c)	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.08	$15.12	$15.55	$14.56	$14.38

Net investment income(a)	0.17	0.01	0.03	0.19	0.24

Net realized and unrealized gain (loss)	(0.96)	(0.75)	(0.35)	1.06	0.20

Total from investment operations	(0.79)	(0.74)	(0.32)	1.25	0.44

Distributions to shareholders from net investment income	(0.19)	(0.09)	(0.11)	(0.26)	(0.26)

Distributions to shareholders from net realized gains	—	(0.21)	—	—	—

Total distributions	(0.19)	(0.30)	(0.11)	(0.26)	(0.26)

Net asset value, end of year	$13.10	$14.08	$15.12	$15.55	$14.56

Total return(b)	(5.62)%	(5.00)%	(2.05)%	8.64%	3.13%

Net assets, end of year (in 000s)	$9,963	$10,753	$14,021	$18,424	$19,905

Ratio of net expenses to average net assets	1.07%	1.08%	1.08%	1.14%	1.16%

Ratio of total expenses to average net assets	1.37%	1.34%	1.32%	1.34%	1.35%

Ratio of net investment income to average net assets	1.29%	0.10%	0.19%	1.27%	1.69%

Portfolio turnover rate(c)	709%	578%	820%	943%	530%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$14.07	$15.11	$15.54	$14.55	$14.24

Net investment income(b)	0.25	0.10	0.12	0.27	0.32

Net realized and unrealized gain (loss)	(0.97)	(0.76)	(0.35)	1.07	0.32

Total from investment operations	(0.72)	(0.66)	(0.23)	1.34	0.64

Distributions to shareholders from net investment income	(0.26)	(0.17)	(0.20)	(0.35)	(0.33)

Distributions to shareholders from net realized gains	—	(0.21)	—	—	—

Total distributions	(0.26)	(0.38)	(0.20)	(0.35)	(0.33)

Net asset value, end of period	$13.09	$14.07	$15.11	$15.54	$14.55

Total return(c)	(5.09)%	(4.46)%	(1.42)%	9.20%	4.55%

Net assets, end of period (in 000s)	$8,092	$9,106	$13,725	$14,227	$10,268

Ratio of net expenses to average net assets	0.50%	0.52%	0.51%	0.56%	0.56	%(d)

Ratio of total expenses to average net assets	0.78%	0.75%	0.72%	0.74%	0.77	%(d)

Ratio of net investment income to average net assets	1.86%	0.66%	0.75%	1.83%	2.35	%(d)

Portfolio turnover rate(e)	709%	578%	820%	943%	530%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.16	$11.35	$10.72	$10.37	$10.31

Net investment income (a)	0.54	0.57	0.10	0.26	0.16

Net realized and unrealized gain (loss)	(1.27)	(0.14)	0.62	0.35	0.06

Total from investment operations	(0.73)	0.43	0.72	0.61	0.22

Distributions to shareholders from net investment income	(0.58)	(0.52)	(0.09)	(0.26)	(0.16)

Distributions to shareholders from net realized gains	(0.03)	(0.10)	—	—	—

Total distributions	(0.61)	(0.62)	(0.09)	(0.26)	(0.16)

Net asset value, end of year	$9.82	$11.16	$11.35	$10.72	$10.37

Total return(b)	(6.36)%	3.65%	6.72%	5.90%	2.21%

Net assets, end of year (in 000s)	$43,635	$61,867	$69,090	$52,041	$53,690

Ratio of net expenses to average net assets	0.67%	0.67%	0.67%	0.69%	0.68%

Ratio of total expenses to average net assets	0.74%	0.71%	0.75%	0.76%	0.76%

Ratio of net investment income to average net assets	5.32%	4.89%	0.86%	2.41%	1.61%

Portfolio turnover rate(c)	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.89	$11.12	$10.54	$10.19	$10.17

Net investment income(a)	0.45	0.45	— (b)	0.20	0.10

Net realized and unrealized gain (loss)	(1.23)	(0.12)	0.63	0.32	0.04

Total from investment operations	(0.78)	0.33	0.63	0.52	0.14

Distributions to shareholders from net investment income	(0.51)	(0.46)	(0.05)	(0.17)	(0.12)

Distributions to shareholders from net realized gains	(0.03)	(0.10)	—	—	—

Total distributions	(0.54)	(0.56)	(0.05)	(0.17)	(0.12)

Net asset value, end of year	$9.57	$10.89	$11.12	$10.54	$10.19

Total return(c)	(7.12)%	2.91%	6.01%	5.13%	1.38%

Net assets, end of year (in 000s)	$3,498	$4,327	$2,374	$2,160	$4,152

Ratio of net expenses to average net assets	1.42%	1.42%	1.42%	1.44%	1.43%

Ratio of total expenses to average net assets	1.49%	1.46%	1.50%	1.51%	1.50%

Ratio of net investment income to average net assets	4.58%	4.00%	0.03%	1.96%	0.97%

Portfolio turnover rate(d)	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.31	$11.50	$10.86	$10.50	$10.43

Net investment income(a)	0.62	0.61	0.14	0.30	0.21

Net realized and unrealized gain (loss)	(1.32)	(0.14)	0.63	0.35	0.05

Total from investment operations	(0.70)	0.47	0.77	0.65	0.26

Distributions to shareholders from net investment income	(0.61)	(0.56)	(0.13)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	(0.03)	(0.10)	—	—	—

Total distributions	(0.64)	(0.66)	(0.13)	(0.29)	(0.19)

Net asset value, end of year	$9.97	$11.31	$11.50	$10.86	$10.50

Total return(b)	(6.05)%	4.04%	7.06%	6.27%	2.55%

Net assets, end of year (in 000s)	$86,504	$170,776	$194,076	$168,248	$174,467

Ratio of net expenses to average net assets	0.34%	0.34%	0.34%	0.35%	0.34%

Ratio of total expenses to average net assets	0.41%	0.38%	0.41%	0.42%	0.42%

Ratio of net investment income to average net assets	6.06%	5.16%	1.18%	2.78%	2.02%

Portfolio turnover rate(c)	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.24	$11.43	$10.79	$10.43	$10.37

Net investment income(a)	0.61	0.60	0.14	0.27	0.16

Net realized and unrealized gain (loss)	(1.33)	(0.14)	0.62	0.37	0.08

Total from investment operations	(0.72)	0.46	0.76	0.64	0.24

Distributions to shareholders from net investment income	(0.60)	(0.55)	(0.12)	(0.28)	(0.18)

Distributions to shareholders from net realized gains	(0.03)	(0.10)	—	—	—

Total distributions	(0.63)	(0.65)	(0.12)	(0.28)	(0.18)

Net asset value, end of year	$9.89	$11.24	$11.43	$10.79	$10.43

Total return(b)	(6.17)%	3.90%	7.03%	6.13%	2.48%

Net assets, end of year (in 000s)	$43,039	$77,500	$74,650	$26,970	$16,088

Ratio of net expenses to average net assets	0.42%	0.42%	0.42%	0.44%	0.43%

Ratio of total expenses to average net assets	0.49%	0.46%	0.49%	0.51%	0.51%

Ratio of net investment income to average net assets	5.98%	5.16%	1.21%	2.52%	1.53%

Portfolio turnover rate(c)	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.30	$11.50	$10.85	$10.49	$10.43

Net investment income(a)	0.56	0.60	0.15	0.29	0.08

Net realized and unrealized gain (loss)	(1.26)	(0.14)	0.63	0.36	0.17

Total from investment operations	(0.70)	0.46	0.78	0.65	0.25

Distributions to shareholders from net investment income	(0.61)	(0.56)	(0.13)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	(0.03)	(0.10)	—	—	—

Total distributions	(0.64)	(0.66)	(0.13)	(0.29)	(0.19)

Net asset value, end of year	$9.96	$11.30	$11.50	$10.85	$10.49

Total return(b)	(6.02)%	3.96%	7.17%	6.29%	2.47%

Net assets, end of year (in 000s)	$147,866	$150,116	$107,354	$50,987	$39,506

Ratio of net expenses to average net assets	0.33%	0.33%	0.33%	0.34%	0.33%

Ratio of total expenses to average net assets	0.40%	0.37%	0.40%	0.41%	0.44%

Ratio of net investment income to average net assets	5.50%	5.14%	1.27%	2.72%	0.74%

Portfolio turnover rate(c)	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$11.09	$11.29	$10.67	$10.32	$10.28

Net investment income(a)	0.49	0.53	0.06	0.22	0.13

Net realized and unrealized gain (loss)	(1.24)	(0.13)	0.63	0.37	0.06

Total from investment operations	(0.75)	0.40	0.69	0.59	0.19

Distributions to shareholders from net investment income	(0.55)	(0.50)	(0.07)	(0.24)	(0.15)

Distributions to shareholders from net realized gains	(0.03)	(0.10)	—	—	—

Total distributions	(0.58)	(0.60)	(0.07)	(0.24)	(0.15)

Net asset value, end of year	$9.76	$11.09	$11.29	$10.67	$10.32

Total return(b)	(6.63)%	3.45%	6.43%	5.71%	1.87%

Net assets, end of year (in 000s)	$16,584	$18,525	$17,052	$17,663	$14,911

Ratio of net expenses to average net assets	0.92%	0.92%	0.92%	0.94%	0.93%

Ratio of total expenses to average net assets	0.99%	0.96%	1.00%	1.01%	1.01%

Ratio of net investment income to average net assets	4.88%	4.63%	0.54%	2.08%	1.33%

Portfolio turnover rate(c)	38%	62%	51%	62%	160%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$11.31	$11.50	$10.86	$10.49	$10.40

Net investment income(b)	0.58	0.60	0.16	0.32	0.09

Net realized and unrealized gain (loss)	(1.29)	(0.13)	0.61	0.34	0.19

Total from investment operations	(0.71)	0.47	0.77	0.66	0.28

Distributions to shareholders from net investment income	(0.61)	(0.56)	(0.13)	(0.29)	(0.19)

Distributions to shareholders from net realized gains	(0.03)	(0.10)	—	—	—

Total distributions	(0.64)	(0.66)	(0.13)	(0.29)	(0.19)

Net asset value, end of period	$9.96	$11.31	$11.50	$10.86	$10.49

Total return(c)	(6.11)%	4.05%	7.07%	6.38%	2.77%

Net assets, end of period (in 000s)	$26,552	$35,167	$49,767	$30,975	$107,844

Ratio of net expenses to average net assets	0.33%	0.33%	0.33%	0.34%	0.33%(d)

Ratio of total expenses to average net assets	0.40%	0.37%	0.40%	0.40%	0.43%(d)

Ratio of net investment income to average net assets	5.69%	5.15%	1.36%	3.01%	0.91%(d)

Portfolio turnover rate(e)	38%	62%	51%	62%	160%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.72	$10.15	$9.68	$9.80	$9.75

Net investment income (a)	0.20	0.06	0.12	0.21	0.23

Net realized and unrealized gain (loss)	(0.26)	(0.38)	0.53	(0.08)	0.06

Total from investment operations	(0.06)	(0.32)	0.65	0.13	0.29

Distributions to shareholders from net investment income	(0.13)	(0.07)	(0.17)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	(0.09)	(0.03)	(0.01)	(0.04)	(0.02)

Total distributions	(0.22)	(0.11)	(0.18)	(0.25)	(0.24)

Net asset value, end of year	$9.44	$9.72	$10.15	$9.68	$9.80

Total return(c)	(0.63)%	(3.24)%	6.64%	1.41%	3.01%

Net assets, end of year (in 000s)	$48,018	$64,658	$82,370	$14,107	$11,070

Ratio of net expenses to average net assets	0.74%	0.73%	0.75%	0.79%	0.79%

Ratio of total expenses to average net assets	0.80%	0.78%	0.80%	0.86%	0.93%

Ratio of net investment income to average net assets	2.10%	0.59%	1.21%	2.13%	2.35%

Portfolio turnover rate(d)	181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.72	$10.15	$9.68	$9.81	$9.76

Net investment income(a)	0.16	0.02	0.09	0.18	0.19

Net realized and unrealized gain (loss)	(0.26)	(0.38)	0.52	(0.10)	0.06

Total from investment operations	(0.10)	(0.36)	0.61	0.08	0.25

Distributions to shareholders from net investment income	(0.10)	(0.04)	(0.13)	(0.18)	(0.18)

Distributions to shareholders from net realized gains	—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	(0.08)	(0.02)	(0.01)	(0.03)	(0.02)

Total distributions	(0.18)	(0.07)	(0.14)	(0.21)	(0.20)

Net asset value, end of year	$9.44	$9.72	$10.15	$9.68	$9.81

Total return(c)	(1.02)%	(3.63)%	6.22%	0.91%	2.61%

Net assets, end of year (in 000s)	$2,810	$2,895	$2,556	$1,283	$1,689

Ratio of net expenses to average net assets	1.14%	1.12%	1.15%	1.19%	1.19%

Ratio of total expenses to average net assets	1.55%	1.53%	1.55%	1.61%	1.69%

Ratio of net investment income to average net assets	1.72%	0.21%	0.88%	1.81%	1.97%

Portfolio turnover rate(d)	181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.74	$10.17	$9.70	$9.82	$9.77

Net investment income(a)	0.23	0.09	0.16	0.26	0.25

Net realized and unrealized gain (loss)	(0.26)	(0.38)	0.53	(0.09)	0.07

Total from investment operations	(0.03)	(0.29)	0.69	0.17	0.32

Distributions to shareholders from net investment income	(0.15)	(0.09)	(0.21)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	(0.10)	(0.04)	(0.01)	(0.04)	(0.03)

Total distributions	(0.25)	(0.14)	(0.22)	(0.29)	(0.27)

Net asset value, end of year	$9.46	$9.74	$10.17	$9.70	$9.82

Total return(c)	(0.31)%	(2.92)%	6.99%	1.76%	3.36%

Net assets, end of year (in 000s)	$150,768	$172,910	$276,641	$48,689	$46,680

Ratio of net expenses to average net assets	0.43%	0.41%	0.42%	0.45%	0.46%

Ratio of total expenses to average net assets	0.47%	0.45%	0.47%	0.52%	0.55%

Ratio of net investment income to average net assets	2.46%	0.89%	1.58%	2.57%	2.58%

Portfolio turnover rate(d)	181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.74	$10.16	$9.70	$9.82	$9.77

Net investment income(a)	0.24	0.09	0.15	0.24	0.25

Net realized and unrealized gain (loss)	(0.28)	(0.37)	0.52	(0.08)	0.06

Total from investment operations	(0.04)	(0.28)	0.67	0.16	0.31

Distributions to shareholders from net investment income	(0.14)	(0.09)	(0.20)	(0.24)	(0.24)

Distributions to shareholders from net realized gains	—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	(0.10)	(0.04)	(0.01)	(0.04)	(0.02)

Total distributions	(0.24)	(0.14)	(0.21)	(0.28)	(0.26)

Net asset value, end of year	$9.46	$9.74	$10.16	$9.70	$9.82

Total return(c)	(0.37)%	(2.89)%	6.90%	1.56%	3.27%

Net assets, end of year (in 000s)	$64,060	$23,825	$25,579	$4,337	$1,584

Ratio of net expenses to average net assets	0.49%	0.47%	0.50%	0.54%	0.54%

Ratio of total expenses to average net assets	0.55%	0.53%	0.55%	0.61%	0.68%

Ratio of net investment income to average net assets	2.50%	0.85%	1.46%	2.43%	2.57%

Portfolio turnover rate(d)	181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.73	$10.16	$9.69	$9.82	$9.77

Net investment income(a)	0.23	0.11	0.16	0.26	0.27

Net realized and unrealized gain (loss)	(0.26)	(0.40)	0.53	(0.10)	0.05

Total from investment operations	(0.03)	(0.29)	0.69	0.16	0.32

Distributions to shareholders from net investment income	(0.15)	(0.09)	(0.21)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	(0.10)	(0.04)	(0.01)	(0.04)	(0.03)

Total distributions	(0.25)	(0.14)	(0.22)	(0.29)	(0.27)

Net asset value, end of year	$9.45	$9.73	$10.16	$9.69	$9.82

Total return(c)	(0.31)%	(2.92)%	7.00%	1.66%	3.36%

Net assets, end of year (in 000s)	$81,479	$56,824	$7,944	$1,085	$1,252

Ratio of net expenses to average net assets	0.42%	0.40%	0.41%	0.44%	0.45%

Ratio of total expenses to average net assets	0.46%	0.44%	0.46%	0.51%	0.67%

Ratio of net investment income to average net assets	2.47%	1.07%	1.57%	2.56%	2.77%

Portfolio turnover rate(d)	181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.74	$10.16	$9.70	$9.82	$9.77

Net investment income(a)	0.17	0.04	0.11	0.19	0.20

Net realized and unrealized gain (loss)	(0.26)	(0.38)	0.51	(0.08)	0.06

Total from investment operations	(0.09)	(0.34)	0.62	0.11	0.26

Distributions to shareholders from net investment income	(0.11)	(0.05)	(0.15)	(0.20)	(0.19)

Distributions to shareholders from net realized gains	—	(0.01)	— (b)	—	—

Distributions to shareholders from return of capital	(0.08)	(0.02)	(0.01)	(0.03)	(0.02)

Total distributions	(0.19)	(0.08)	(0.16)	(0.23)	(0.21)

Net asset value, end of year	$9.46	$9.74	$10.16	$9.70	$9.82

Total return(c)	(0.87)%	(3.38)%	6.37%	1.06%	2.76%

Net assets, end of year (in 000s)	$30	$161	$184	$138	$122

Ratio of net expenses to average net assets	0.99%	0.97%	0.99%	1.04%	1.04%

Ratio of total expenses to average net assets	1.05%	1.03%	1.05%	1.11%	1.18%

Ratio of net investment income to average net assets	1.82%	0.38%	1.03%	1.94%	2.08%

Portfolio turnover rate(d)	181%	240%	253%	192%	99%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Bond Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$9.74	$10.16	$9.70	$9.82	$9.74

Net investment income(b)	0.22	0.09	0.16	0.25	0.25

Net realized and unrealized gain (loss)	(0.26)	(0.37)	0.52	(0.08)	0.09

Total from investment operations	(0.04)	(0.28)	0.68	0.17	0.34

Distributions to shareholders from net investment income	(0.15)	(0.09)	(0.21)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—	(0.01)	— (c)	—	—

Distributions to shareholders from return of capital	(0.10)	(0.04)	(0.01)	(0.04)	(0.02)

Total distributions	(0.25)	(0.14)	(0.22)	(0.29)	(0.26)

Net asset value, end of period	$9.45	$9.74	$10.16	$9.70	$9.82

Total return(d)	(0.30)%	(2.82)%	7.00%	1.66%	3.51%

Net assets, end of period (in 000s)	$1,104,122	$2,148,459	$2,080,421	$743,258	$635,440

Ratio of net expenses to average net assets	0.42%	0.40%	0.41%	0.44%	0.44%(e)

Ratio of total expenses to average net assets	0.46%	0.44%	0.46%	0.51%	0.60%(e)

Ratio of net investment income to average net assets	2.37%	0.94%	1.61%	2.53%	2.72%(e)

Portfolio turnover rate(f)	181%	240%	253%	192%	99%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.52	$10.00	$9.97	$9.77	$9.79

Net investment income (loss)(a)	0.14	(0.04)	0.01	0.13	0.16

Net realized and unrealized gain (loss)	(0.25)	(0.41)	0.11	0.27	0.03

Total from investment operations	(0.11)	(0.45)	0.12	0.40	0.19

Distributions to shareholders from net investment income	(0.15)	(0.03)	(0.09)	(0.20)	(0.21)

Net asset value, end of year	$9.26	$9.52	$10.00	$9.97	$9.77

Total return(b)	(1.22)%	(4.39)%	1.17%	4.16%	1.97%

Net assets, end of year (in 000s)	$60,857	$70,980	$105,604	$90,469	$82,090

Ratio of net expenses to average net assets	0.81%	0.81%	0.79%	0.82%	0.82%

Ratio of total expenses to average net assets	0.90%	0.88%	0.87%	0.90%	0.90%

Ratio of net investment income (loss) to average net assets	1.48%	(0.39)%	0.13%	1.34%	1.68%

Portfolio turnover rate(c)	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.45	$9.93	$9.90	$9.70	$9.73

Net investment income (loss)(a)	0.10	(0.08)	(0.02)	0.09	0.12

Net realized and unrealized gain (loss)	(0.26)	(0.39)	0.10	0.27	0.02

Total from investment operations	(0.16)	(0.47)	0.08	0.36	0.14

Distributions to shareholders from net investment income	(0.11)	(0.01)	(0.05)	(0.16)	(0.17)

Net asset value, end of year	$9.18	$9.45	$9.93	$9.90	$9.70

Total return(b)	(1.64)%	(4.77)%	0.77%	3.76%	1.46%

Net assets, end of year (in 000s)	$6,088	$8,916	$13,685	$12,958	$15,493

Ratio of net expenses to average net assets	1.21%	1.21%	1.19%	1.22%	1.22%

Ratio of total expenses to average net assets	1.65%	1.63%	1.62%	1.65%	1.65%

Ratio of net investment income (loss) to average net assets	1.06%	(0.78)%	(0.25)%	0.95%	1.27%

Portfolio turnover rate(c)	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.49	$9.97	$9.93	$9.74	$9.76

Net investment income (loss)(a)	0.17	(0.01)	0.04	0.17	0.19

Net realized and unrealized gain (loss)	(0.25)	(0.41)	0.12	0.26	0.03

Total from investment operations	(0.08)	(0.42)	0.16	0.43	0.22

Distributions to shareholders from net investment income	(0.18)	(0.06)	(0.12)	(0.24)	(0.24)

Net asset value, end of year	$9.23	$9.49	$9.97	$9.93	$9.74

Total return(b)	(0.80)%	(4.09)%	1.51%	4.41%	2.32%

Net assets, end of year (in 000s)	$225,558	$305,174	$510,541	$348,655	$379,887

Ratio of net expenses to average net assets	0.48%	0.48%	0.46%	0.48%	0.48%

Ratio of total expenses to average net assets	0.57%	0.55%	0.54%	0.56%	0.56%

Ratio of net investment income (loss) to average net assets	1.79%	(0.06)%	0.44%	1.69%	1.95%

Portfolio turnover rate(c)	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Service Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.48	$9.95	$9.92	$9.73	$9.75

Net investment income (loss)(a)	0.13	(0.05)	— (b)	0.11	0.15

Net realized and unrealized gain (loss)	(0.25)	(0.40)	0.10	0.27	0.02

Total from investment operations	(0.12)	(0.45)	0.10	0.38	0.17

Distributions to shareholders from net investment income	(0.14)	(0.02)	(0.07)	(0.19)	(0.19)

Net asset value, end of year	$9.22	$9.48	$9.95	$9.92	$9.73

Total return(c)	(1.40)%	(4.56)%	1.00%	4.00%	1.70%

Net assets, end of year (in 000s)	$18,289	$17,521	$20,016	$18,831	$18,120

Ratio of net expenses to average net assets	0.98%	0.98%	0.96%	0.98%	0.98%

Ratio of total expenses to average net assets	1.07%	1.05%	1.04%	1.06%	1.06%

Ratio of net investment income (loss) to average net assets	1.36%	(0.53)%	(0.03)%	1.17%	1.52%

Portfolio turnover rate(d)	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.53	$10.01	$9.98	$9.78	$9.80

Net investment income (loss)(a)	0.17	(0.01)	0.04	0.15	0.19

Net realized and unrealized gain (loss)	(0.25)	(0.41)	0.10	0.28	0.02

Total from investment operations	(0.08)	(0.42)	0.14	0.43	0.21

Distributions to shareholders from net investment income	(0.18)	(0.06)	(0.11)	(0.23)	(0.23)

Net asset value, end of year	$9.27	$9.53	$10.01	$9.98	$9.78

Total return(b)	(0.97)%	(4.15)%	1.53%	4.31%	2.23%

Net assets, end of year (in 000s)	$35,606	$27,635	$38,958	$38,723	$29,461

Ratio of net expenses to average net assets	0.56%	0.56%	0.54%	0.57%	0.57%

Ratio of total expenses to average net assets	0.65%	0.63%	0.62%	0.65%	0.65%

Ratio of net investment income (loss) to average net assets	1.83%	(0.13)%	0.40%	1.57%	1.94%

Portfolio turnover rate(c)	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.49	$9.97	$9.94	$9.74	$9.76

Net investment income(a)	0.17	— (b)	0.05	0.16	0.20

Net realized and unrealized gain (loss)	(0.25)	(0.41)	0.10	0.28	0.02

Total from investment operations	(0.08)	(0.41)	0.15	0.44	0.22

Distributions to shareholders from net investment income	(0.18)	(0.07)	(0.12)	(0.24)	(0.24)

Net asset value, end of year	$9.23	$9.49	$9.97	$9.94	$9.74

Total return(c)	(0.89)%	(3.98)%	1.52%	4.42%	2.33%

Net assets, end of year (in 000s)	$13,995	$13,385	$16,029	$11,979	$5,436

Ratio of net expenses to average net assets	0.47%	0.47%	0.45%	0.47%	0.47%

Ratio of total expenses to average net assets	0.56%	0.54%	0.53%	0.55%	0.56%

Ratio of net investment income (loss) to average net assets	1.86%	(0.02)%	0.48%	1.65%	2.10%

Portfolio turnover rate(d)	655%	466%	566%	479%	247%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund

	Class P Shares

	Year Ended March 31,				Period Ended

	2023	2022	2021	2020	March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$9.49	$9.96	$9.93	$9.73	$9.73

Net investment income(b)	0.17	— (c)	0.05	0.17	0.20

Net realized and unrealized gain (loss)	(0.26)	(0.40)	0.10	0.27	0.03

Total from investment operations	(0.09)	(0.40)	0.15	0.44	0.23

Distributions to shareholders from net investment income	(0.18)	(0.07)	(0.12)	(0.24)	(0.23)

Net asset value, end of period	$9.22	$9.49	$9.96	$9.93	$9.73

Total return(d)	(0.89)%	(4.08)%	1.52%	4.53%	2.39%

Net assets, end of period (in 000s)	$178,078	$246,221	$337,747	$337,805	$474,894

Ratio of net expenses to average net assets	0.47%	0.47%	0.45%	0.48%	0.47%(e)

Ratio of total expenses to average net assets	0.56%	0.54%	0.53%	0.55%	0.56%(e)

Ratio of net investment income (loss) to average net assets	1.83%	(0.03)%	0.49%	1.72%	2.15%(e)

Portfolio turnover rate(f)	655%	466%	566%	479%	247%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Class A Shares

	Year Ended March 31,

	2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.01	$10.07		$9.88	$10.03	$10.01

Net investment income (a)	0.23	—	(b)	0.04	0.21	0.25

Net realized and unrealized gain (loss)	0.02	(0.05)		0.20	(0.14)	(0.01)

Total from investment operations	0.25	(0.05)		0.24	0.07	0.24

Distributions to shareholders from net investment income	(0.24)	(0.01)		(0.05)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—	—		—	(0.01)	—(c)

Total distributions	(0.24)	(0.01)		(0.05)	(0.22)	(0.22)

Net asset value, end of year	$10.02	$10.01		$10.07	$9.88	$10.03

Total return(d)	2.57%	(0.54)%		2.42%	0.66%	2.41%

Net assets, end of year (in 000s)	$33,870	$50,104		$122,562	$43,188	$50,982

Ratio of net expenses to average net assets	0.47%	0.44%		0.45%	0.46%	0.46%

Ratio of total expenses to average net assets	0.55%	0.54%		0.54%	0.56%	0.61%

Ratio of net investment income to average net assets	2.31%	—	%(e)	0.38%	2.14%	2.46%

Portfolio turnover rate(f)	86%	102%		79%	87%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Rounds to less than $0.01 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)	Amount is less than 0.005% per share.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments . If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Administration Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.01	$10.07	$9.88	$10.03	$10.02

Net investment income(a)	0.27	0.02	0.09	0.20	0.22

Net realized and unrealized gain (loss)	0.01	(0.05)	0.16	(0.13)	0.01

Total from investment operations	0.28	(0.03)	0.25	0.07	0.23

Distributions to shareholders from net investment income	(0.27)	(0.03)	(0.06)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—	—	—	(0.01)	—(b)

Total distributions	(0.27)	(0.03)	(0.06)	(0.22)	(0.22)

Net asset value, end of year	$10.02	$10.01	$10.07	$9.88	$10.03

Total return(c)	2.81%	(0.31)%	2.55%	0.55%	2.46%

Net assets, end of year (in 000s)	$28	$27	$27	$1,045	$937

Ratio of net expenses to average net assets	0.24%	0.21%	0.47%	0.47%	0.45%

Ratio of total expenses to average net assets	0.31%	0.30%	0.55%	0.57%	0.57%

Ratio of net investment income to average net assets	2.65%	0.23%	0.95%	2.01%	2.20%

Portfolio turnover rate(d)	86%	102%	79%	87%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Preferred Shares

	Year Ended March 31,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$10.01	$10.07	$9.88	$10.03		$10.02

Net investment income(a)	0.27	0.02	0.07	0.23		0.24

Net realized and unrealized gain (loss)	0.01	(0.05)	0.19	(0.15)		0.01

Total from investment operations	0.28	(0.03)	0.26	0.08		0.25

Distributions to shareholders from net investment income	(0.27)	(0.03)	(0.07)	(0.23)		(0.24)

Distributions to shareholders from net realized gains	—	—	—	(0.00	)(b)	(0.00)(b)

Total distributions	(0.27)	(0.03)	(0.07)	(0.23)		(0.24)

Net asset value, end of year	$10.02	$10.01	$10.07	$9.88		$10.03

Total return(c)	2.81%	(0.31)%	2.63%	0.82%		2.52%

Net assets, end of year (in 000s)	$28	$27	$27	$26		$26

Ratio of net expenses to average net assets	0.23%	0.21%	0.26%	0.32%		0.30%

Ratio of total expenses to average net assets	0.30%	0.30%	0.34%	0.41%		0.41%

Ratio of net investment income to average net assets	2.66%	0.23%	0.66%	2.27%		2.38%

Portfolio turnover rate(d)	86%	102%	79%	87%		89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$10.01	$10.07	$9.88	$10.04		$10.01

Net investment income(a)	0.24	0.02	0.06	0.23		0.25

Net realized and unrealized gain (loss)	0.05	(0.05)	0.20	(0.15)		0.03

Total from investment operations	0.29	(0.03)	0.26	0.08		0.28

Distributions to shareholders from net investment income	(0.27)	(0.03)	(0.07)	(0.24)		(0.25)

Distributions to shareholders from net realized gains	—	—	—	(0.00	)(b)	(0.00)(b)

Total distributions	(0.27)	(0.03)	(0.07)	(0.24)		(0.25)

Net asset value, end of year	$10.03	$10.01	$10.07	$9.88		$10.04

Total return(c)	2.90%	(0.32)%	2.66%	0.80%		2.82%

Net assets, end of year (in 000s)	$950,889	$1,954,768	$2,598,107	$1,466,673		$840,036

Ratio of net expenses to average net assets	0.24%	0.22%	0.22%	0.22%		0.20%

Ratio of total expenses to average net assets	0.32%	0.31%	0.31%	0.32%		0.32%

Ratio of net investment income to average net assets	2.39%	0.22%	0.63%	2.28%		2.45%

Portfolio turnover rate(d)	86%	102%	79%	87%		89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund

	Investor Shares

	Year Ended March 31,					Period Ended

	2023	2022	2021	2020		March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$10.01	$10.07	$9.88	$10.04		$10.03

Net investment income(b)	0.29	0.01	0.06	0.21		0.16

Net realized and unrealized gain (loss)	(0.02)	(0.05)	0.19	(0.14)		0.01

Total from investment operations	0.27	(0.04)	0.25	0.07		0.17

Distributions to shareholders from net investment income	(0.26)	(0.02)	(0.06)	(0.23)		(0.16)

Distributions to shareholders from net realized gains	—	—	—	(0.00	)(c)	(0.00)(c)

Total distributions	(0.26)	(0.02)	(0.06)	(0.23)		(0.16)

Net asset value, end of period	$10.02	$10.01	$10.07	$9.88		$10.04

Total return(d)	2.72%	(0.40)%	2.57%	0.71%		1.68%

Net assets, end of period (in 000s)	$248,024	$112,830	$94,682	$90,680		$6,254

Ratio of net expenses to average net assets	0.32%	0.30%	0.30%	0.31%		0.30%(e)

Ratio of total expenses to average net assets	0.40%	0.39%	0.39%	0.41%		0.42%(e)

Ratio of net investment income to average net assets	2.89%	0.15%	0.60%	2.11%		2.58%(e)

Portfolio turnover rate(f)	86%	102%	79%	87%		89%

(a)	Commenced operations on August 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$10.01	$10.08	$9.89	$10.04		$10.02

Net investment income(a)	0.22	0.02	0.07	0.24		0.27

Net realized and unrealized gain (loss)	0.06	(0.06)	0.19	(0.15)		—

Total from investment operations	0.28	(0.04)	0.26	0.09		0.27

Distributions to shareholders from net investment income	(0.27)	(0.03)	(0.07)	(0.24)		(0.25)

Distributions to shareholders from net realized gains	—	—	—	(0.00	)(b)	(0.00)(b)

Total distributions	(0.27)	(0.03)	(0.07)	(0.24)		(0.25)

Net asset value, end of year	$10.02	$10.01	$10.08	$9.89		$10.04

Total return(c)	2.81%	(0.41)%	2.66%	0.91%		2.82%

Net assets, end of year (in 000s)	$72,414	$180,045	$313,236	$278,788		$420,023

Ratio of net expenses to average net assets	0.23%	0.21%	0.21%	0.21%		0.20%

Ratio of total expenses to average net assets	0.31%	0.30%	0.30%	0.31%		0.32%

Ratio of net investment income to average net assets	2.22%	0.24%	0.70%	2.37%		2.66%

Portfolio turnover rate(d)	86%	102%	79%	87%		89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund

	Class P Shares

	Year Ended March 31,					Period Ended

	2023	2022	2021	2020		March 31, 2019(a)

Per Share Data

Net asset value, beginning of period	$10.00	$10.07	$9.87	$10.03		$10.02

Net investment income(b)	0.24	0.02	0.07	0.24		0.25

Net realized and unrealized gain (loss)	0.05	(0.06)	0.20	(0.16)		—

Total from investment operations	0.29	(0.04)	0.27	0.08		0.25

Distributions to shareholders from net investment income	(0.27)	(0.03)	(0.07)	(0.24)		(0.24)

Distributions to shareholders from net realized gains	—	—	—	(0.00	)(c)	(0.00)(c)

Total distributions	(0.27)	(0.03)	(0.07)	(0.24)		(0.24)

Net asset value, end of period	$10.02	$10.00	$10.07	$9.87		$10.03

Total return(d)	2.91%	(0.41)%	2.77%	0.81%		2.48%

Net assets, end of period (in 000s)	$802,487	$1,716,714	$3,136,259	$1,935,475		$2,048,977

Ratio of net expenses to average net assets	0.23%	0.21%	0.21%	0.21%		0.20%(e)

Ratio of total expenses to average net assets	0.31%	0.30%	0.30%	0.31%		0.32%(e)

Ratio of net investment income to average net assets	2.40%	0.23%	0.65%	2.34%		2.62%(e)

Portfolio turnover rate(f)	86%	102%	79%	87%		89%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements March 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Enhanced Income	A, Administration, Institutional, Service, Investor, R6 and P	Diversified

Government Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Inflation Protected Securities	A, C, Institutional, Investor, R6, R and P	Diversified

Short Duration Bond	A, C, Institutional, Investor, R6, R and P	Diversified

Short Duration Government	A, C, Institutional, Service, Investor, R6 and P	Diversified

Short-Term Conservative Income	A, Administration, Preferred, Institutional, Investor, R6 and P	Diversified

Class A Shares of the Government Income, Inflation Protected Securities, Short Duration Bond and Short Duration Government Funds are sold with a front-end sales charge of up to 3.75%, 3.75%, 1.50% and 1.50%, respectively. Class C Shares are generally sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Bond and Short Duration Government Funds), which is imposed on redemptions made within 12 months of purchase. Class A Shares of the Enhanced Income and Short-Term Conservative Income Funds are not subject to a sales charge. Similarly, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to

127

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions

Fund	Declared	Paid	Declared and Paid

Enhanced Income	Daily	Monthly	Annually

Government Income	Daily	Monthly	Annually

Inflation Protected Securities	Quarterly	Quarterly	Annually

Short Duration Bond	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

Short-Term Conservative Income	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

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Notes to Financial Statements (continued) March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

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Notes to Financial Statements (continued) March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2023:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$396,135,504	$—

Asset-Backed Securities	—	142,016,910	—

Mortgage-Backed Obligations	—	24,950,189	—

Sovereign Debt Obligations	—	6,229,347	—

Agency Debentures	—	5,703,021	—

Municipal Debt Obligations	—	3,113,155	—

Exchange Traded Funds	28,476,919		——

Investment Companies	27,119,805		——

Short-term Investments	—	3,145,052	—

Total	$55,596,724	$581,293,178	$—

Derivative Type

Liabilities(a)

Futures Contracts	$(1,848,475)	$—	$—

Interest Rate Swap Contracts	—	(589,772)	—

Total	$(1,848,475)	$(589,772)	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$121,625,007	$—

U.S. Treasury Obligations	60,902,534		——

Agency Debentures	—	54,713,003	—

Asset-Backed Securities	—	3,894,002	—

Municipal Debt Obligations	—	2,183,063	—

Sovereign Debt Obligations	—	1,207,674	—

Investment Company	2,778,963		——

Total	$63,681,497	$183,622,749	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(16,503,850)	$—

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Notes to Financial Statements (continued) March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$242,664	$—	$—

Interest Rate Swap Contracts(a)	—	70,154	—

Purchased Option Contracts	—	9,462	—

Total	$242,664	$79,616	$—

Liabilities

Futures Contracts(a)	$(739,870)	$—	$—

Interest Rate Swap Contracts(a)	—	(30,452)	—

Written Option Contracts	—	(6,194)	—

Total	$(739,870)	$(36,646)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$354,728,213	$—	$—

Investment Company	7,437,908	—	—

Total	$362,166,121	$—	$—

Derivative Type

Assets(a)

Futures Contracts	$41,453	$—	$—

Interest Rate Swap Contracts	—	3,526,964	—

Total	$41,453	$3,526,964	$—

Liabilities(a)

Futures Contracts	$(65,141)	$—	$—

Interest Rate Swap Contracts	—	(834,968)	—

Total	$(65,141)	$(834,968)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$855,433,096	$—

Mortgage-Backed Obligations	—	206,521,119	—

Asset-Backed Securities	—	140,482,618	—

U.S. Treasury Obligations	129,606,817	—	—

Sovereign Debt Obligations	—	48,996,078	—

Municipal Debt Obligations	—	2,079,245	—

Exchange Traded Funds	32,783,747	—	—

Short-term Investments	—	6,215,917	—

Total	$162,390,564	$1,259,728,073	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(75,313,577)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$605,898	$—

Futures Contracts(a)	3,722,236	—	—

Interest Rate Swap Contracts(a)	—	8,843,107	—

Credit Default Swap Contracts(a)	—	43,001	—

Purchased Option Contracts	—	1,150,197	—

Total	$3,722,236	$10,642,203	$—

Liabilities

Credit Default Swap Contracts(a)	$—	$(12,497)	$—

Forward Foreign Currency Exchange Contracts(a)	—	(1,484,374)	—

Futures Contracts(a)	(1,945,018)	—	—

Interest Rate Swap Contracts(a)	—	(3,748,870)	—

Written Option Contracts	—	(752,668)	—

Total	$(1,945,018)	$(5,998,409)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$251,896,752	$—	$—

Mortgage-Backed Obligations	—	228,768,873	—

Agency Debentures	—	88,431,118	—

Total	$251,896,752	$317,199,991	$—

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Notes to Financial Statements (continued) March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Investment Type	Level 1	Level 2	Level 3

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(85,165,132)	$—

Derivative Type

Assets(a)

Futures Contracts	$2,834,906	$—	$—

Interest Rate Swap Contracts	—	2,099,450	—

Total	$2,834,906	$2,099,450	$—

Liabilities(a)

Futures Contracts	$(3,835,138)	$—	$—

Interest Rate Swap Contracts	—	(34,412)	—

Total	$(3,835,138)	$(34,412)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$855,070,957	$—

U.S. Treasury Obligations	280,552,464	—	—

Agency Debentures	—	131,981,055	—

Municipal Debt Obligations	—	1,446,076	—

Investment Company	75,417,552	—	—

Short-term Investments	—	787,775,892	—

Total	$355,970,016	$1,776,273,980	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Interest rate	—	$—	Variation margin on futures contracts; Variation margin on swap contracts	$(2,438,247	)(a)

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4. INVESTMENTS IN DERIVATIVES (continued)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$322,280	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(776,516	)(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$3,568,417	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(900,109	)(a)

Short Duration Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$43,001	(a)	Variation margin on swap contracts	$(12,497	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	605,898		Payable for unrealized loss on forward foreign currency exchange contracts	(1,484,374)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	13,715,540	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(6,446,556	)(a)

Total		$14,364,439			$(7,943,427)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$4,934,356	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(3,869,550	)(a)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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Notes to Financial Statements (continued) March 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts / Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(1,671,517)	$(258,027)

Interest rate	Net realized gain (loss) from futures contracts and swap contracts / Net Change in unrealized gain (loss) on futures contracts and swap contracts	4,239,081	(3,540,145)

Total		$2,567,564	$(3,798,172)

Government Income

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate	Net realized gain (loss) from purchased option contracts, futures contracts, swap contracts and written option contracts / Net change in unrealized gain (loss) on purchased option contracts, futures contracts, swap contracts and written option contracts	$4,878,072	$(1,271,043)

Inflation Protected Securities

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate	Net realized gain (loss) from purchased option contracts, futures contracts, swap contracts and written option contracts /Net change in unrealized gain (loss) on purchased option contracts, futures contracts, swap contracts and written option contracts	$668,471	$(393,859)

Short Duration Bond

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$304,263	$(2,212,673)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,413,727	(1,798,146)

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased option contracts and written option contracts/Net change in unrealized gain (loss) on futures contracts, swap contract, purchased options contracts and written options contracts	(1,374,459)	1,815,741

Total		$2,343,531	$(2,195,078)

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4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Government

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$17,784,998	$(4,821,625)

For the fiscal year ended March 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Swaptions	Written Options	Written Swaptions

Enhanced Income	1,115	$24,944,528	$634,521,667	$—	—	$—

Government Income	494	—	30,789,167	26,296,667	475,000	51,928,333

Inflation Protected Securities	450	—	175,935,833	38,568,571	470,000	67,833,333

Short Duration Bond	5,464	198,447,370	1,338,106,820	302,910,634	2,205,000	367,163,934

Short Duration Government	3,170	—	340,478,333	—	—	12,560,000

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended March 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued) March 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate#

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.25%

Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.47+

Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.26	0.26

Short Duration Bond	0.40	0.36	0.34	0.33	0.32	0.38	0.37

Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.44	0.44

Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.19*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
+

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund’s average daily net assets of the Government Income Fund. This arrangement will remain in effect through at least July 29, 2023. Prior to July 29, 2022, the management fee waiver was 0.03% of the Fund’s average daily net assets.

*

The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023.

The Funds invest in Institutional Shares of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) and Goldman Sachs Financial Square Money Market Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Enhanced Income	$16,843

Government Income	18,905

Inflation Protected Securities	5,419

Short Duration Bond	140,048

Short Duration Government	16,302

Short-Term Conservative Income	220,769

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

Fund	Class A*	Class C	Service	Class R*

Enhanced Income	0.15%	—%	0.25%	—%

Government Income	0.25	0.75	0.25	0.50

Inflation Protected Securities	0.25	0.75	—	0.50

Short Duration Bond	0.25	0.75	—	0.50

Short Duration Government	0.25	0.75	0.25	—

Short-Term Conservative Income	0.15	—	—	—

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees applicable to the Short Duration Government Fund’s and Short Duration Bond Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets. These arrangements will remain in place through at least July 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. These fee waivers may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Government Income	$1,265

Inflation Protected Securities	1,745

Short Duration Bond	665

Short Duration Government	87

During the fiscal year ended March 31, 2023, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

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Notes to Financial Statements (continued) March 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C and Service Shares of the Funds, as applicable.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Administration, Preferred, Institutional and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Government Income Fund and Short Duration Bond Fund through at least July 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.044%, 0.014%, 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distributions and Service Fees	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Enhanced Income	$16,843	$—	$13	$186,033	$202,889

Government Income	154,549	—	27,005	519,608	701,162

Inflation Protected Securities	5,419	—	48	287,140	292,607

Short Duration Bond	140,048	9,502	19,982	618,650	788,182

Short Duration Government	16,302	26,327	42	525,907	568,578

Short-Term Conservative Income	1,554,179	—	57	587,173	2,141,409

G. Line of Credit Facility — As of March 31, 2023, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000. The facility was decreased to $1,110,000,000 effective April 19, 2023.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2023, Goldman Sachs earned $23,772, $18,939, $25,523, $152,297 and $71,987 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond and Short Duration Government Funds, respectively.

As of March 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Administration	Preferred	Class R

Short Duration Bond	—%	—%	38%

Short-Term Conservative Income	100	100	—

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended March 31, 2023:

Fund	Underlying Fund	Beginning Value as of March 31, 2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of March 31, 2023	Shares as of March 31, 2023	Dividend Income

Enhanced Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$5,719,522	$440,003,175	$(418,612,257)	$—	$—	$27,110,440	27,110,440	$281,860

	Goldman Sachs Financial Square Money Market Fund - Institutional Shares	9,108	259	—	—	(2)	9,365	9,363	36

Government Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	34,371,369	102,982,681	(134,575,087)	—	—	2,778,963	2,778,963	106,624

Inflation Protected Securities	Goldman Sachs Financial Square Government Fund — Institutional Shares	7,363,626	107,149,407	(107,075,125)	—	—	7,437,908	7,437,908	45,710

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Notes to Financial Statements (continued) March 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Beginning Value as of March 31, 2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of March 31, 2023	Shares as of March 31, 2023	Dividend Income

Short Duration Bond	Goldman Sachs Access High Yield Corporate Bond ETF	$35,650,250	$—	$—	$—	$(2,866,503)	$32,783,747	754,343	$1,828,920

	Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	13,924,361	—	13,547,604	(1,160,394)	783,637	—	—	113,325

	Goldman Sachs Financial Square Government Fund— Institutional Shares	—	587,265,941	587,265,941	—	—	—	—	413,171

Short Duration Government	Goldman Sachs Financial Square Government Fund — Institutional Shares	903,651	411,706,428	(412,610,079)	—	—	—	—	332,630

Short-Term Conservative Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	371,037,252	2,905,018,025	(3,200,637,725)	—	—	75,417,552	75,417,552	2,364,954

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Enhanced Income	$ 6,747,000	$189,561,465	$ 29,364,823	$ 406,189,575

Government Income	2,030,562,286	1,816,081	2,100,350,621	4,206,690

Inflation Protected Securities	169,179,097	—	294,058,674	—

Short Duration Bond	2,867,753,808	314,351,971	3,231,367,301	917,915,650

Short Duration Government	4,227,912,152	—	4,503,602,831	—

Short-Term Conservative Income	473,239,997	770,512,141	525,400,111	1,551,057,069

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income

Distributions paid from:

Ordinary income	$18,148,742	$4,380,244	$28,644,792	$26,894,853	$11,251,502	$64,904,196

Net long-term capital gains	3,927,653	—	—	—	—	—

Total taxable distributions	$22,076,395	$4,380,244	$28,644,792	$26,894,853	$11,251,502	$64,904,196

Tax return of capital	$ 1,340,610	$ —	$ —	$19,471,864	$ —	$ —

The tax character of distributions paid during the fiscal year ended March 31, 2022 was as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income

Distributions paid from:

Ordinary income	$6,746,969	$7,611,861	$30,712,407	$23,729,779	$5,201,398	$14,747,428

Net long-term capital gains	—	—	—	1,344,317	—	—

Total taxable distributions	$6,746,969	$7,611,861	$30,712,407	$25,074,096	$5,201,398	$14,747,428

Tax return of capital	$ —	$ —	$ —	$ 9,691,613	$ —	$ —

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Notes to Financial Statements (continued) March 31, 2023

7. TAX INFORMATION (continued)

As of March 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income

Undistributed ordinary income — net	$—	$518,357	$1,008,174	$—	$1,559,651	$309,342

Capital loss carryforwards[1]:

Perpetual Short-Term	(5,705,800)	(11,693,184)	(6,843,315)	(21,948,366)	(27,021,972)	(17,161,146)

Perpetual Long-Term	(3,881,722)	(4,777,184)	(12,605,788)	(31,090,933)	(28,635,739)	(3,788,535)

Total capital loss carryforwards	(9,587,522)	(16,470,368)	(19,449,103)	(53,039,299)	(55,657,711)	(20,949,681)

Timing differences (Dividends Payable, Qualified Late Year Loss Deferral, Post October Loss Deferral and Straddle Loss Deferrals)	$(8,995,454)	$(4,876,286)	$(8,691,433)	$(14,857,275)	$(10,139,797)	$(1,977,309)

Unrealized gains (loss) — net	(22,070,625)	(19,336,167)	(31,478,824)	(74,087,299)	(16,951,087)	(3,957,673)

Total accumulated earnings (loss) net	$(40,653,601)	$(40,164,464)	$(58,611,186)	$(141,983,873)	$(81,188,944)	$(26,575,321)

[1]	A portion of the capital loss carryforwards for Goldman Sachs Enhanced Income Fund was acquired in a tax-free reorganization and may be subject to limitation.

As of March 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income

Tax Cost	$656,522,292	$265,979,317	$396,313,257	$1,503,373,462	$585,843,754	$2,136,201,669

Gross unrealized gain	480,578	1,331,175	3,532	2,248,268	1,650,355	2,491,391

Gross unrealized loss	(22,551,203)	(20,667,342)	(31,482,356)	(76,335,567)	(18,601,442)	(6,449,064)

Net unrealized loss	$(22,070,625)	$(19,336,167)	$(31,478,824)	$(74,087,299)	$(16,951,087)	$(3,957,673)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset-Backed Securities Risk — Asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

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8. OTHER RISKS (continued)

Collateralized Loan Obligations Risk — The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan-and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds’ may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a

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Notes to Financial Statements (continued) March 31, 2023

8. OTHER RISKS (continued)

decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats

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8. OTHER RISKS (continued)

could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mortgage-Backed and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to credit/ default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Funds’ and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM concluded that there is no impact requiring adjustment or disclosure in the financial statements.

149

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Notes to Financial Statements (continued) March 31, 2023

11. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	384,563	$3,568,376	1,483,556	$14,151,301
Proceeds received in connection with merger	—	—	624,924	5,918,027
Reinvestment of distributions	44,681	412,357	11,280	106,898
Shares redeemed	(1,658,908)	(15,387,417)	(1,001,614)	(9,509,483)

	(1,229,664)	(11,406,684)	1,118,146	10,666,743

Administration Shares
Shares sold	184	1,706	85,315	822,332
Reinvestment of distributions	12,798	118,209	4,122	39,270
Shares redeemed	—	(2)	(1,269,384)	(12,147,731)

	12,982	119,913	(1,179,947)	(11,286,129)

Institutional Shares
Shares sold	9,995,595	92,812,692	64,362,803	612,948,009
Proceeds received in connection with merger	—	—	2,860,521	27,031,927
Reinvestment of distributions	797,100	7,348,982	321,556	3,049,579
Shares redeemed	(28,155,523)	(259,939,805)	(55,299,501)	(525,572,035)

	(17,362,828)	(159,778,131)	12,245,379	117,457,480

Service Shares
Shares sold	27,234	250,009	1,054	10,000
Proceeds received in connection with merger	—	—	2,037	19,254
Reinvestment of distributions	232	2,146	3	32
Shares redeemed	(728)	(6,729)	(90)	(850)

	26,738	245,426	3,004	28,436

Investor Shares
Shares sold	310,128	2,857,965	546,634	5,198,895
Proceeds received in connection with merger	—	—	149,893	1,414,989
Reinvestment of distributions	25,192	231,873	7,516	71,155
Shares redeemed	(653,249)	(6,038,353)	(385,057)	(3,652,846)

	(317,929)	(2,948,515)	318,986	3,032,193

Class R6 Shares
Shares sold	111,911	1,030,895	523,448	4,992,592
Proceeds received in connection with merger	—	—	20,671	195,337
Reinvestment of distributions	26,618	245,344	19,469	185,041
Shares redeemed	(972,353)	(8,989,260)	(2,849,478)	(27,120,949)

	(833,824)	(7,713,021)	(2,285,890)	(21,747,979)

Class P Shares
Shares sold	35,222,658	325,415,701	43,178,208	410,667,069
Proceeds received in connection with merger	—	—	18,103,985	171,082,654
Reinvestment of distributions	1,593,259	14,675,691	336,163	3,182,990
Shares redeemed	(63,731,084)	(588,512,725)	(29,024,508)	(275,652,042)

	(26,915,167)	(248,421,333)	32,593,848	309,280,671

NET INCREASE (DECREASE)	(46,619,692)	$(429,902,345)	42,813,526	$407,431,415

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	410,458	$5,436,679	677,103	$10,174,581
Reinvestment of distributions	58,037	760,058	86,377	1,292,450
Shares redeemed	(992,609)	(13,145,303)	(1,660,742)	(24,974,061)

	(524,114)	(6,948,566)	(897,262)	(13,507,030)

Class C Shares
Shares sold	6,797	88,821	16,671	250,665
Reinvestment of distributions	688	8,973	1,928	28,782
Shares redeemed	(52,149)	(693,304)	(69,686)	(1,044,367)

	(44,664)	(595,510)	(51,087)	(764,920)

Institutional Shares
Shares sold	1,157,950	15,142,699	2,295,430	34,459,450
Reinvestment of distributions	80,120	1,054,320	174,939	2,617,205
Shares redeemed	(5,492,676)	(72,516,018)	(4,393,129)	(66,253,852)

	(4,254,606)	(56,318,999)	(1,922,760)	(29,177,197)

Service Shares
Shares sold	243,103	3,188,487	326,078	4,843,635
Reinvestment of distributions	24,675	321,932	41,283	615,973
Shares redeemed	(565,392)	(7,498,992)	(605,473)	(9,040,553)

	(297,614)	(3,988,573)	(238,112)	(3,580,945)

Investor Shares
Shares sold	2,456,683	32,296,100	5,741,738	86,813,454
Reinvestment of distributions	107,415	1,406,157	102,890	1,530,038
Shares redeemed	(1,838,245)	(24,154,370)	(1,118,207)	(16,537,558)

	725,853	9,547,887	4,726,421	71,805,934

Class R6 Shares
Shares sold	120,849	1,608,061	183,709	2,740,414
Reinvestment of distributions	9,486	124,174	13,668	204,328
Shares redeemed	(200,433)	(2,683,428)	(240,339)	(3,599,180)

	(70,098)	(951,193)	(42,962)	(654,438)

Class R Shares
Shares sold	210,849	2,837,321	159,981	2,405,846
Reinvestment of distributions	11,439	149,439	18,041	269,600
Shares redeemed	(225,603)	(2,978,055)	(341,284)	(5,036,309)

	(3,315)	8,705	(163,262)	(2,360,863)

Class P Shares
Shares sold	5,809	78,426	11,473	172,858
Reinvestment of distributions	12,709	166,215	19,530	292,298
Shares redeemed	(47,642)	(624,728)	(291,908)	(4,419,944)

	(29,124)	(380,087)	(260,905)	(3,954,788)

NET INCREASE (DECREASE)	(4,497,682)	$(59,626,336)	1,150,071	$17,805,753

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Notes to Financial Statements (continued) March 31, 2023

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,210,402	$12,356,373	2,273,081	$26,277,970

Reinvestment of distributions	261,848	2,568,697	205,993	2,370,365

Shares redeemed	(2,573,797)	(25,536,605)	(3,019,749)	(34,988,715)

	(1,101,547)	(10,611,535)	(540,675)	(6,340,380)

Class C Shares

Shares sold	38,652	394,810	221,295	2,507,918

Reinvestment of distributions	22,838	218,808	15,277	171,757

Shares redeemed	(93,297)	(895,186)	(52,746)	(594,980)

	(31,807)	(281,568)	183,826	2,084,695

Institutional Shares

Shares sold	4,177,862	43,609,029	8,822,352	103,483,823

Reinvestment of distributions	644,587	6,425,882	597,904	6,976,663

Shares redeemed	(11,236,769)	(113,704,447)	(11,195,548)	(129,844,843)

	(6,414,320)	(63,669,536)	(1,775,292)	(19,384,357)

Investor Shares

Shares sold	1,786,445	18,817,548	3,997,247	46,546,592

Reinvestment of distributions	395,336	3,915,031	378,577	4,387,325

Shares redeemed	(4,728,894)	(48,063,625)	(4,008,979)	(46,656,554)

	(2,547,113)	(25,331,046)	366,845	4,277,363

Class R6 Shares

Shares sold	6,334,953	66,520,260	9,173,841	107,663,766

Reinvestment of distributions	940,117	9,341,421	635,749	7,410,574

Shares redeemed	(5,703,249)	(58,099,506)	(5,867,759)	(68,085,778)

	1,571,821	17,762,175	3,941,831	46,988,562

Class R Shares

Shares sold	617,630	6,170,478	645,610	7,421,646

Reinvestment of distributions	100,657	980,401	84,600	968,609

Shares redeemed	(688,892)	(6,869,194)	(569,838)	(6,541,062)

	29,395	281,685	160,372	1,849,193

Class P Shares

Shares sold	806,697	7,951,767	916,826	10,680,321

Reinvestment of distributions	191,448	1,904,916	251,332	2,935,460

Shares redeemed	(1,442,174)	(14,374,624)	(2,386,202)	(27,204,758)

	(444,029)	(4,517,941)	(1,218,044)	(13,588,977)

NET INCREASE (DECREASE)	(8,937,600)	$(86,367,766)	1,118,863	$15,886,099

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Bond Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,791,942	$16,898,313	2,561,509	$25,911,758

Reinvestment of distributions	129,298	1,217,787	82,270	829,620

Shares redeemed	(3,484,790)	(32,847,727)	(4,111,369)	(41,345,857)

	(1,563,550)	(14,731,627)	(1,467,590)	(14,604,479)

Class C Shares

Shares sold	115,033	1,081,489	150,207	1,520,733

Reinvestment of distributions	5,420	51,026	1,828	18,385

Shares redeemed	(120,560)	(1,134,453)	(106,139)	(1,065,648)

	(107)	(1,938)	45,896	473,470

Institutional Shares

Shares sold	13,777,793	130,268,752	28,335,258	286,799,233

Reinvestment of distributions	497,704	4,691,560	290,741	2,937,631

Shares redeemed	(16,085,351)	(151,708,119)	(38,089,483)	(384,670,560)

	(1,809,854)	(16,747,807)	(9,463,484)	(94,933,696)

Investor Shares

Shares sold	6,875,161	64,902,914	2,745,582	27,876,170

Reinvestment of distributions	120,757	1,136,845	40,617	410,157

Shares redeemed	(2,667,661)	(25,055,066)	(2,856,581)	(28,731,125)

	4,328,257	40,984,693	(70,382)	(444,798)

Class R6 Shares

Shares sold	6,016,836	57,525,378	5,481,563	55,335,761

Reinvestment of distributions	260,731	2,454,588	31,763	316,488

Shares redeemed	(3,495,101)	(32,781,345)	(456,091)	(4,603,821)

	2,782,466	27,198,621	5,057,235	51,048,428

Class R Shares

Shares sold	259	2,442	70,600	721,816

Reinvestment of distributions	284	2,673	193	1,952

Shares redeemed	(13,925)	(131,313)	(72,328)	(734,517)

	(13,382)	(126,198)	(1,535)	(10,749)

Class P Shares

Shares sold	50,571,066	476,935,292	118,990,591	1,204,898,081

Reinvestment of distributions	3,855,584	36,416,150	2,969,839	29,958,001

Shares redeemed	(158,301,664)	(1,498,335,552)	(106,043,868)	(1,069,432,205)

	(103,875,014)	(984,984,110)	15,916,562	165,423,877

NET INCREASE (DECREASE)	(100,151,184)	$(948,408,366)	10,016,702	$106,952,053

153

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Notes to Financial Statements (continued) March 31, 2023

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,152,917	$10,619,576	773,035	$7,624,661

Reinvestment of distributions	85,182	788,261	23,040	226,814

Shares redeemed	(2,118,014)	(19,648,631)	(3,903,190)	(38,609,150)

	(879,915)	(8,240,794)	(3,107,115)	(30,757,675)

Class C Shares

Shares sold	138,435	1,284,556	164,932	1,617,036

Reinvestment of distributions	8,693	79,713	711	6,905

Shares redeemed	(427,974)	(3,943,423)	(599,472)	(5,867,083)

	(280,846)	(2,579,154)	(433,829)	(4,243,142)

Institutional Shares

Shares sold	9,588,120	88,924,737	18,105,170	178,891,797

Reinvestment of distributions	456,315	4,212,022	230,106	2,260,241

Shares redeemed	(17,751,912)	(164,586,323)	(37,410,329)	(368,293,422)

	(7,707,477)	(71,449,564)	(19,075,053)	(187,141,384)

Service Shares

Shares sold	301,810	2,779,630	124,834	1,230,767

Reinvestment of distributions	12,801	117,709	1,375	13,409

Shares redeemed	(178,313)	(1,647,438)	(288,582)	(2,833,131)

	136,298	1,249,901	(162,373)	(1,588,955)

Investor Shares

Shares sold	2,204,479	20,561,965	641,778	6,321,923

Reinvestment of distributions	66,921	619,178	18,822	185,471

Shares redeemed	(1,328,534)	(12,339,151)	(1,654,430)	(16,331,017)

	942,866	8,841,992	(993,830)	(9,823,623)

Class R6 Shares

Shares sold	416,690	3,851,356	628,778	6,183,477

Reinvestment of distributions	28,627	264,072	9,699	95,127

Shares redeemed	(338,805)	(3,140,661)	(836,530)	(8,230,523)

	106,512	974,767	(198,053)	(1,951,919)

Class P Shares

Shares sold	21,083,280	193,182,362	6,250,053	61,589,287

Reinvestment of distributions	443,154	4,086,547	194,714	1,910,078

Shares redeemed	(28,172,919)	(260,048,923)	(14,393,703)	(141,836,547)

	(6,646,485)	(62,780,014)	(7,948,936)	(78,337,182)

NET DECREASE	(14,329,047)	$(133,982,866)	(31,919,189)	$(313,843,880)

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,649,917	$16,483,761	2,610,643	$26,272,268

Reinvestment of distributions	93,312	932,834	4,913	49,407

Shares redeemed	(3,369,595)	(33,671,117)	(9,782,264)	(98,388,355)

	(1,626,366)	(16,254,522)	(7,166,708)	(72,066,680)

Administration Shares

Reinvestment of distributions	73	732	8	78

	73	732	8	78

Institutional Shares

Shares sold	64,749,445	647,383,628	494,073,299	4,973,424,557

Reinvestment of distributions	2,615,250	26,160,138	667,926	6,719,178

Shares redeemed	(167,751,692)	(1,676,890,909)	(557,417,824)	(5,609,698,428)

	(100,386,997)	(1,003,347,143)	(62,676,599)	(629,554,693)

Investor Shares

Shares sold	29,081,310	290,820,541	12,174,006	122,389,338

Reinvestment of distributions	488,839	4,891,334	17,979	180,621

Shares redeemed	(16,096,390)	(160,988,614)	(10,322,391)	(103,849,046)

	13,473,759	134,723,261	1,869,594	18,720,913

Class R6 Shares

Shares sold	4,454	44,570	7,449,089	75,012,329

Reinvestment of distributions	213,753	2,137,945	61,873	622,636

Shares redeemed	(10,972,008)	(109,724,026)	(20,617,675)	(207,734,566)

	(10,753,801)	(107,541,511)	(13,106,713)	(132,099,601)

Class P Shares

Shares sold	70,975,167	708,693,032	191,223,233	1,922,394,986

Reinvestment of distributions	2,834,327	28,322,260	671,291	6,747,097

Shares redeemed	(165,295,081)	(1,651,039,077)	(331,874,420)	(3,336,589,104)

	(91,485,587)	(914,023,785)	(139,979,896)	(1,407,447,021)

Preferred Shares

Reinvestment of distributions	73	730	8	78

	73	730	8	78

NET DECREASE	(190,778,846)	$(1,906,442,238)	(221,060,306)	$(2,222,446,926)

155

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Short-Term Conservative Income Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Short-Term Conservative Income Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

156

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Administration, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Administration, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 through March 31, 2023, which represents a period of 182 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*
Class A
Actual	$1,000.00	$1,025.30		$2.94	$1,000.00	$1,038.90		$4.13	$1,000.00	$1,053.20		$3.45
Hypothetical 5% return	1,000.00	1,022.00	+	2.93	1,000.00	1,020.90	+	4.10	1,000.00	1,021.60	+	3.39
Class C
Actual	—	—		—	1,000.00	1,035.00		7.94	1,000.00	1,049.60		7.27
Hypothetical 5% return	—	—	+	—	1,000.00	1,017.10	+	7.87	1,000.00	1,017.80	+	7.16
Administration
Actual	1,000.00	1,024.00		3.03	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,021.90	+	3.03	—	—	+	—	—	—	+	—
Institutional
Actual	1,000.00	1,026.50		1.78	1,000.00	1,040.50		2.56	1,000.00	1,055.20		1.76
Hypothetical 5% return	1,000.00	1,023.20	+	1.77	1,000.00	1,022.40	+	2.54	1,000.00	1,023.20	+	1.73
Service
Actual	1,000.00	1,023.90		4.28	1,000.00	1,038.80		5.10	—	—		—
Hypothetical 5% return	1,000.00	1,020.70	+	4.27	1,000.00	1,019.90	+	5.05	—	—	+	—
Investor
Actual	1,000.00	1,026.10		2.18	1,000.00	1,040.20		2.87	1,000.00	1,054.10		2.17
Hypothetical 5% return	1,000.00	1,022.80	+	2.18	1,000.00	1,022.10	+	2.84	1,000.00	1,022.80	+	2.14
Class R6
Actual	1,000.00	1,026.50		1.73	1,000.00	1,040.60		2.51	1,000.00	1,055.30		1.71
Hypothetical 5% return	1,000.00	1,023.20	+	1.72	1,000.00	1,022.50	+	2.49	1,000.00	1,023.30	+	1.68
Class R
Actual	—	—		—	1,000.00	1,038.40		5.40	1,000.00	1,052.30		4.73
Hypothetical 5% return	—	—		—	1,000.00	1,019.60	+	5.35	1,000.00	1,020.30	+	4.65
Class P
Actual	1,000.00	1,026.50		1.73	1,000.00	1,040.60		2.51	1,000.00	1,054.20		1.71
Hypothetical 5% return	1,000.00	1,023.20	+	1.73	1,000.00	1,022.50	+	2.49	1,000.00	1,023.30	+	1.68

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Administration	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	0.58%	—%	0.60%	0.35%	0.85%	0.43%	0.34%	—%	0.34%
Government Income	0.81	1.57	—	0.50	1.00	0.56	0.49	1.06	0.49
Inflation Protected Securities	0.67	1.42	—	0.34	—	0.42	0.33	0.92	0.33

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

157

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2023 (Unaudited) (continued)

	Short Duration Bond Fund				Short Duration Government Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*
Class A
Actual	$1,000.00	$1,035.00		$3.76	$1,000.00	$1,024.70		$4.10	$1,000.00	$1,000.00		$2.35
Hypothetical 5% return	1,000.00	1,021.20	+	3.74	1,000.00	1,020.90	+	4.09	1,000.00	1,022.60	+	2.37
Class C
Actual	1,000.00	1,032.90		5.79	1,000.00	1,021.60		6.11	—	—		—
Hypothetical 5% return	1,000.00	1,019.20	+	5.75	1,000.00	1,018.90	+	6.10	—	—	+	—
Administration
Actual	—	—		—	—	—		—	1,000.00	1,000.00		1.40
Hypothetical 5% return	—	—	+	—	—	—	+	—	1,000.00	1,023.50	+	1.40
Preferred
Actual	—	—		—	—	—		—	1,000.00	1,000.00		1.32
Hypothetical 5% return	—	—	+	—	—	—	+	—	1,000.00	1,024.90	+	1.33
Institutional
Actual	1,000.00	1,036.50		2.19	1,000.00	1,026.40		2.43	1,000.00	1,000.00		1.20
Hypothetical 5% return	1,000.00	1,022.80	+	2.18	1,000.00	1,022.50	+	2.43	1,000.00	1,023.70	+	1.21
Service
Actual	—	—		—	1,000.00	1,022.70		4.95	—	—		—
Hypothetical 5% return	—	—	+	—	1,000.00	1,020.00	+	4.94	—	—	+	—
Investor
Actual	1,000.00	1,036.20		2.50	1,000.00	1,025.90		2.84	1,000.00	1,000.00		1.60
Hypothetical 5% return	1,000.00	1,022.50	+	2.48	1,000.00	1,022.10	+	2.83	1,000.00	1,023.30	+	1.62
Class R6
Actual	1,000.00	1,036.60		2.14	1,000.00	1,026.40		2.38	1,000.00	1,000.00		1.15
Hypothetical 5% return	1,000.00	1,022.80	+	2.13	1,000.00	1,022.60	+	2.38	1,000.00	1,023.80	+	1.16
Class R
Actual	1,000.00	1,033.70		5.05	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.00	+	5.01	—	—		—	—	—		—
Class P
Actual	1,000.00	1,036.60		2.14	1,000.00	1,025.30		2.37	1,000.00	1,000.00		1.15
Hypothetical 5% return	1,000.00	1,022.80	+	2.13	1,000.00	1,022.60	+	2.37	1,000.00	1,023.80	+	1.16

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Administration	Preferred	Institutional	Service	Investor	Class R6	Class R	Class P
Short Duration Bond	0.74%	1.14%	—%	—%	0.43%	—%	0.49%	0.42%	1.00%	0.42%
Short Duration Government	0.81	1.21	—	—	0.48	0.98	0.56	0.47	—	0.47
Short-Term Conservative Income	0.47	—	0.28	0.26	0.24	—	0.32	0.23	—	0.23

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

158

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

159

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 71	Chair of the Board of Trustees	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.
Dwight L. Bush Age: 66	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2023, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (31 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

161

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2023, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (31 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of March 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

    Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $27,248,923 as interest-related dividends paid during the fiscal year ended March 31, 2023.

    Pursuant to Section 871(k) of the Internal Revenue Code, the Enhanced Income and Inflation Protected Securities Funds designated $209,077 and $1,393,432, respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2023.

    Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Income Fund designated $3,927,653 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2023.

    For the fiscal year ended March 31, 2023, the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government, and Short-Term Conservative Income Funds designated 86.29%, 99.28%, 100%, 100%, 100%, and 100%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under supervision as of March 31, 2023, Goldman Sachs Asset Management (‘‘GSAM’’) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites. The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of March 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds. © 2023 Goldman Sachs. All rights reserved. 319430-OTU-1803742 SDFIAR-23

Single Sector Fixed Income Funds

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2023 (the “Reporting Period”), the performance of the global fixed income markets was broadly influenced by central bank monetary policy, higher interest rates, inflationary trends and other macroeconomic data, geopolitical events, and U.S. and European banking stress.

In the second quarter of 2022, when the Reporting Period began, rising inflation, the policy response by global central banks and geopolitical uncertainty driven by the Russia/Ukraine war were at the core of the market narrative. In May 2022, U.S. consumer inflation reached its highest level in nearly four decades and then hit a new high in June, as rising energy and food costs pushed up prices. Supply-chain disruptions, high energy prices and uncertainty related to the Russia/Ukraine war appeared to increase the risk of recession. The U.S. Federal Reserve (“Fed”) accelerated its pace of monetary policy tightening, raising the federal funds target (“fed funds”) rate by 50 basis points in May and then by 75 basis points in June. (A basis point is 1/100th of a percentage point.) Policymakers also announced they would begin reducing the Fed’s balance sheet, beginning in June. Elsewhere, a number of developed markets central banks, including the Bank of England (“BoE”), hiked interest rates during the second calendar quarter. Rising short-term yields and market expectations for continued central bank tightening hurt duration-sensitive securities, while concerns about the U.S. economic outlook led to credit spread widening. (Duration is a measure of a security’s sensitivity to changes in interest rates. Credit spreads are yield differentials between corporate bonds and government securities of comparable maturity.) In the emerging markets, Eastern Europe’s economic growth was constrained by energy supply shocks and reported heightened inflation, reflecting the region’s proximity and trade linkages to Russia and Ukraine. Meanwhile, China’s adherence to a zero-COVID policy due to the Omicron wave resulted in new lockdowns and mobility restrictions, further slowing economic growth in the region. Latin America presented certain election risks, as several countries, including Colombia and Brazil, entered their presidential election cycles.

During the third quarter of 2022, noticeable tightening of financial conditions, guided by investor expectations for more aggressive monetary policy action by central banks, drove the market narrative. The U.S. Fed’s hawkish policy was supported by higher than consensus expected core Consumer Price Index (“CPI”) data and a still-tight labor market that showed only moderate signs of cooling. (Hawkish tends to suggest higher interest rates; opposite of dovish. Core CPI data excludes food and energy prices.) Indeed, during July, Fed officials raised the fed funds rate by 75 basis points. That same month, the U.S. Treasury yield curve, or spectrum of maturities, inverted between two-year and 10-year maturities, meaning two-year yields were higher than 10-year yields. (Historically, an inverted U.S. Treasury yield curve often precedes an economic recession.) Also in July, the European Central Bank (“ECB”) delivered a larger than expected 50 basis point interest rate hike, taking its policy rates out of negative territory. During August, central banks showed they had limited patience for persistent inflation. At the Fed’s Jackson Hole symposium that month, Fed Chair Jerome Powell dispelled near-term prospects of a policy pivot, stressing that Fed officials remained committed to “restoring price stability” and acknowledging this might require “a restrictive policy stance for some time.” Meanwhile, numerous central banks, including the ECB and BoE, announced larger than consensus anticipated rate increases. A notable exception was China’s central bank, which engaged in measured and selective easing to address economic growth headwinds from a property market downturn and COVID-19 restrictions in the country. During September, the Fed hiked the fed funds rate by another 75 basis points, and a number of other central banks also tightened their respective monetary policies. In the U.K., the government unveiled a budget intended to support economic growth through personal and corporate tax cuts combined with supply-side reforms. After this expansionary fiscal policy was announced, U.K. bonds sold off sharply, and the yields of 10-year and 30-year U.K. government bonds rose significantly. The sell-off had extended beyond the U.K., with both 10-year U.S. Treasury and German government bond yields rising to their highest levels in more than a decade.

During the fourth quarter of 2022, the market appeared to focus on investors’ ongoing search for peak inflation, peak central bank hawkishness and peak levels of real yields. (Real yield is the interest rates an investor receives from government bonds after adjusting for the inflation rate.) In October, U.S. Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. However, policymakers also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected. In this environment, the U.S. Treasury yield curve inversion increased, as two-year yields rose in anticipation of additional upcoming Fed action. In early November, the Fed raised the fed funds rate by yet another 75 basis points. Broad messaging from policymakers suggested a strong preference to slow the pace of interest rate hikes to allow them to evaluate the impact of the significant tightening during 2022 year to date. Ten-year U.S. Treasury yields fell in response. In December, the

1

MARKET REVIEW

release of November’s inflation data showed numbers were lower than consensus expected, suggesting inflationary pressures were easing. The Fed raised the fed funds rate by 50 basis points, but policymakers indicated they were determined to continue their fight to tame inflation and future rate hikes would likely be “appropriate.” Elsewhere, the ECB and BoE similarly delivered interest rates hikes during the fourth quarter, with policymakers signaling they expected future action to be data dependent. In mid-October, the U.K. government withdrew its controversial budget, which reduced market concerns about U.K. fiscal policy and its inflationary implications. A new U.K. budget was announced in November, which was seen more positively by markets, as it included tax increases and spending cuts that sought to fill a substantial funding gap. In December, the Bank of Japan, which had been an outlier for much of 2022, took a step towards convergence with other central banks, with policymakers widening their target for the 10-year Japanese government bond yield. In response, Japan’s 10-year government bond yield rose to an almost two-decade high. Benchmark 10-year government bond yields in the U.S., U.K. and Europe followed suit. As for the emerging markets, they benefited broadly from slowing global inflation and easing oil prices during the fourth quarter. In December, China began reopening its economy, as the government departed from its stringent zero-COVID policy, though data showed a sharper than consensus expected slowdown in economic activity.

In January 2023, investors appeared optimistic that central banks might be nearing the end of their interest rate hiking schedules. Overall, signs of disinflation tempered fears of renewed aggressive monetary tightening, while economic reopening in China and abating recession risks in Europe supported the global growth outlook. At the beginning of February, the U.S. Fed stepped down its pace of interest rate increases to 25 basis points but also indicated policymakers thought “ongoing” rate hikes would be appropriate, a modestly hawkish surprise. Also in February, the release of unexpectedly strong U.S. economic and labor market data raised concerns about the “stickiness” (that is, the persistence) of inflation, leading market participants to anticipate further tightening from central banks. Bond prices fell amid a rise in interest rate volatility. The volatility continued into March as Powell opened the door to tighter Fed monetary policy, leading markets to reprice the terminal federal funds rate higher and for longer. (A terminal rate is the ultimate interest rate level that a central bank targets for a cycle of rate hikes or cuts.) The two-year U.S. Treasury yield rose in response, breaching 5% for the first time since 2007. The momentum reversed sharply in mid-March given a broad flight to quality that ensued amid U.S. and European banking stress, and short-term U.S. Treasury yields fell by more than 100 basis points, lessening the inversion of the U.S. Treasury yield curve. In this environment, Fed officials grappled with a difficult trade-off between the firm macroeconomic backdrop, including resilient labor markets and elevated inflation, and rising financial stability concerns. At its March meeting, the Fed implemented a 25 basis point rate hike, projected a weak economic outlook for the rest of 2023, and struck a more cautious tone on the forward path for the fed funds rate. Elsewhere, the ECB maintained its pace of interest rate hikes, delivering a 50 basis point increase on still-elevated inflation, though policymakers suggested that future rate hikes would be data dependent, while emphasizing their readiness to respond to any financial stability concerns. The BoE also maintained a tightening bias, raising interest rates by 25 basis points.

During the Reporting Period overall, spread, or non-government bond, sectors posted negative absolute returns. Sovereign emerging markets debt and investment grade corporate bonds performed the worst and also underperformed U.S. Treasury securities. The securitized sector, inclusive of mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, also generated negative returns but more modestly underperformed U.S. Treasury securities. High yield corporate bonds produced negative returns but outperformed U.S. Treasury securities during the Reporting Period. Within the broad U.S. fixed income market, the performance of Treasury inflation protected securities (“TIPS”) was especially weak, as inflation levels decreased after June 2022.

U.S. Treasury yields rose during the Reporting Period, with shorter-term yields rising more than longer-term yields. The yield on the bellwether 10-year U.S. Treasury rose approximately 116 basis points to end the Reporting Period at 3.48%.

Looking Ahead

At the end of the Reporting Period, we noted that the most recent data trends had strengthened the global soft landing narrative, though good news could be a double-edged sword. (A soft landing in economics is a cyclical downturn that avoids recession.) For instance, resilient economic growth may potentially invite additional interest rate hikes and threaten to elongate the economic adjustment that began in 2022. Consequently, the evolution of the growth/inflation mix and commensurate monetary policy responses remained the prevailing risk in 2023, in our view.

2

MARKET REVIEW

Overall, we believed macroeconomic conditions and the markets were at a critical juncture at the end of the Reporting Period. In the initial stages of interest rate hikes in 2022, central bank policy action was decisive, with the primary goal being the tightening of financial conditions. However, as central banks in more resilient economies approach their respective terminal rates, looser financial conditions and resurging economic growth may indicate their job is not yet complete. Indeed, market views on the possible paths for monetary policy in major economies have had remarkable shifts. For example, market-implied pricing for the U.S. Fed terminal fed funds rate reached a peak of 5.7% in early March 2023 on overheating fears, before falling to 4.6% amid credit crunch concerns driven by banking sector stress.

As the Reporting Period came to a close, we believed major economies would deliver positive, albeit below trend, growth for 2023 overall, in spite of what we considered gloomier signals from sentiment data. China is likely to be the growth outlier, in our view, with its rapid reopening likely to drive its economic activity above potential. As for inflation, we noted that it has proved sticky, with certain goods prices reaccelerating and services inflation staying firm. However, measures of medium-term inflation outcomes, such as wage growth and inflation expectations, appeared to have either stabilized or are easing. This suggests to us that as demand slows, progress on inflation normalization should resume in the second quarter of 2023. The disinflationary impulse from tighter credit conditions, combined with the lagged impact of past monetary tightening, may also help get progress on inflation back on track. That said, we expected regional divergence, with the U.S. ahead of Europe in the inflation improvement story and inflation in Japan continuing to firm.

Regarding the fixed income markets, we believed recessionary downside risk, combined with financial stability concerns, remained significant at the end of the Reporting Period, while additional upside relating to a sustained recovery was limited.

3

FUND RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -10.08%, -10.76%, -9.90%, -9.84%, -9.89% and -9.81%, respectively. These returns compare to the -6.92% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Market Bond Index (EMBISM ) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A

External emerging markets debt was influenced most during the Reporting Period by geopolitical uncertainty, soaring inflation and aggressive central bank monetary policy tightening. Additionally, the sharp rise in U.S. interest rates and in the value of the U.S. dollar raised investor concerns about the emerging markets’ external vulnerabilities and debt sustainability.

In the second quarter of 2022, when the Reporting Period began, external emerging markets debt sold off, as supply-chain disruptions and the rise in energy and food prices driven by the Russia/Ukraine war pushed emerging markets central banks to raise interest rates. In the third calendar quarter, inflationary trends eased, and the asset class rallied back from deeply negative 2022 year-to-date returns. The positive momentum continued into the fourth calendar quarter, as global inflation and central bank monetary policy tightening decelerated, oil prices weakened and China began reopening its economy. However, the rally ebbed in December 2022 after the U.S. Federal Reserve (“Fed”) pushed back on market expectations of a dovish policy turn. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In the first quarter of 2023, external emerging markets debt retreated, as investor optimism about

disinflationary trends gave way to worries about the persistence of inflation, which suggested that central banks would continue tightening monetary policy. Banking sector stress in the U.S. and Europe also appeared to unsettle investors.

In this environment, external emerging markets debt broadly declined, as sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasury securities) widened.

During the Reporting Period overall, external emerging markets debt, as represented by the Index, recorded a return of -6.92%, with higher quality sectors of the Index holding up better than lower quality sectors. Sovereign spreads widened by approximately 84 basis points, ending the Reporting Period 483 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The worst performing emerging external debt markets in the Index (in U.S. dollar terms1 ) during the Reporting Period were Ukraine (-56.46%), Lebanon (-46.01%) and Ecuador (-44.49%). The best performing emerging external debt markets were El Salvador (+37.40%), Tajikistan (+12.55%) and Papua New Guinea (+11.04%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund underperformed the Index largely because of security selection in sovereign emerging markets debt and emerging markets corporate bonds. Our duration positioning strategy also detracted from performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) On the positive side, the Fund benefited from active currency management (which is primarily accomplished through the use of forward foreign

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

4

FUND RESULTS

currency exchange contracts as well as bonds denominated in local currencies). In addition, security selection in local emerging markets debt added to returns during the Reporting Period.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within external emerging markets debt, the Fund was hurt by selection of Russian and Ukrainian sovereign bonds on the back of the ongoing war and the sanctions implemented against Russia. Additionally, selection of Ecuadorian external bonds detracted from the Fund’s relative performance, as the country experienced riots, social tensions and presidential impeachment attempts. Conversely, the Fund was helped during the Reporting Period by an underweight versus the Index in Bolivian external bonds. Investments in Hungarian and Omani external bonds also contributed positively.

Within our selection of emerging markets corporate bonds, the Fund’s investment in Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela detracted from relative returns. The Fund’s position in Brazilian mining company Samarco Mineracao also had a negative impact on performance amid the company’s ongoing bankruptcy process. On the other hand, the Fund was helped by its underweight versus the Index in Petroleos Mexicanos, a Mexican state-owned petroleum company. Investments in Metinvest, a Ukraine-headquartered international steel and mining group, and Mexico City Airport Trust were also advantageous.

As for local interest rates, the Fund benefited from exposure to Hong Kong and Mexico, as rising inflation pushed each country’s central bank to raise interest rates. However, the Fund’s exposure to Brazilian and Chinese local interest rates detracted from relative performance.

Regarding the Fund’s long beta exposure (that is, the Fund’s broad overweight versus the Index) in emerging markets corporate bonds and sovereign emerging markets bonds, it detracted only modestly from relative returns during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration positioning strategy detracted from relative performance. More specifically, the Fund was hurt by our developed markets interest rates strategy as the U.S. Fed raised interest rates. When the Reporting Period started, the Fund’s overall duration positioning was slightly long. (The Fund’s overall duration positioning includes exposure to both emerging markets and developed markets interest rates.) Within this overall duration positioning, the Fund held long duration positions on various European government bond yield curves and a short duration position on the U.S. Treasury yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Toward the end of the second quarter of 2022, given high geopolitical uncertainty, a synchronized slowdown in global economic growth, and what we considered low visibility on key macro variables such as inflation, we reduced the Fund’s overall duration positioning to neutral wherein the Fund held short duration positions on various European government bond yield curves and on the U.S. Treasury yield curve. In July, this duration positioning detracted from the Fund’s performance. During March 2023, we shifted the Fund to modestly short overall duration positioning and increased its short duration position on the U.S. Treasury yield curve. (The Fund’s duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s yield curve positioning strategy did not have a material impact on its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, interest rate options, interest rate swaps, credit default swaps, currency forwards and forward foreign currency exchange contracts. U.S. Treasury futures were used to manage U.S. interest rate duration and hedge the risk of changes in U.S. interest rates. Interest rate options were used to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Individual credit default swaps and a specialized index of credit default swaps (“CDX”) was utilized to implement specific credit-related investment strategies. Currency forwards and forward foreign currency exchange contracts were employed for hedging purposes or to express a positive view on a given currency. Derivatives may be used in combination with cash securities to implement our views in the Fund.

The Fund’s use of U.S. Treasury futures had a negative impact on its performance during the Reporting Period. Collectively, the use of currency forwards and forward foreign currency exchange contracts had a positive impact on returns. The Fund’s use of interest rate options and interest

5

FUND RESULTS

rate swaps added to performance. The use of credit default swaps and CDX collectively had a rather neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s exposures during the Reporting Period?

A

During the Reporting Period, we decreased the Fund’s exposures to Egyptian and Nigerian external bonds. We also reduced its exposures to Qatar and China and increased its exposures to Kazakhstan, Hungary and Colombia. Regarding local interest rates, we increased the Fund’s exposure to Brazil and added exposures to Poland and South Africa. We reduced the Fund’s exposures to Chinese and Hong Kong local interest rates during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective January 31, 2023, Ricardo Penfold no longer served as a portfolio manager for the Fund. Samuel Finkelstein, Global Head of Macro Strategies, and Kay Haigh, Global Co-Head of Emerging Markets Debt, continued to serve as portfolio managers for the Fund. Mr. Finkelstein has managed the Fund since 2003, while Mr. Haigh has managed the Fund since 2020. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund. (On May 1, 2023, after the end of the Reporting Period, Samuel Finkelstein no longer served as a portfolio manager for the Fund, and Nicholas Saunders, Global Co-Head of Emerging Markets Debt, began serving as a portfolio manager for the Fund.)

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund held overweight positions relative to the Index in South African and Hungarian external bonds. It had exposure to Venezuela, which is not represented in the Index. In addition, the Fund held less exposure than the Index in China, United Arab Emirates, Qatar and the Philippines. In terms of currencies, the Fund was positioned rather neutrally compared to the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

In our view, the negative performance of external emerging markets debt during the Reporting Period created a number of attractive opportunities. Additionally, we thought the valuations of emerging markets corporate bonds reflected robust stand-alone fundamentals and supportive market technicals (that is, supply and demand dynamics). As for local interest rates, we noted they had fallen across most emerging markets countries, though we believed the counter-cyclical market backdrop may have led to their marginal underperformance relative to U.S. interest rates.

Looking ahead, we thought that risks for the emerging markets were coming from the outside, rather than the inside, of these regions. Specifically, we believed the dynamics of the U.S. business cycle were likely to continue driving the performance of emerging debt markets in the near term, much as they had during 2022. In addition, we thought emerging markets countries may be less equipped than developed markets countries to weather negative economic growth shocks due to their weak fiscal balances.

At the end of the Reporting Period, we planned to continue monitoring geopolitical risks and central bank hiking cycles as well as the effect of developed markets monetary policies on the emerging markets broadly. We also noted that global economic growth continued to surprise to the upside, partially because of a strong rebound in Chinese economic activity. We intended to remain vigilant regarding widespread social tensions and polarization in Latin America.

6

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2023

TOP TEN COUNTRY ALLOCATIONS ±

	Percentage of Net Assets

	as of 3/31/23	as of 3/31/22

Mexico	4.9%	6.6%

Colombia	3.7	2.7

Turkey	3.6	4.0

Indonesia	3.7	3.2

Oman	3.5	3.1

South Africa	3.4	2.1

Hungary	3.4	0.0

Romania	2.6	2.7

Bahrain	2.7	2.7

Dominican Republic	2.6	3.1

Other	48.7	58.4

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 12.7% as of 3/31/23 and 4.4% as of 3/31/22. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-10.08%	-2.37%	0.71%	—
Including sales charges	-14.11%	-3.27%	0.25%	—

Class C
Excluding contingent deferred sales charges	-10.76%	-3.12%	-0.04%	—
Including contingent deferred sales charges	-11.66%	-3.12%	-0.04%	—

Institutional	-9.90%	-2.10%	1.03%	—

Investor	-9.84%	-2.13%	0.97%	—

Class R6 (Commenced July 31, 2015)	-9.89%	-2.09%	N/A	0.87%

Class P (Commenced April 20, 2018)	-9.81%	N/A	N/A	-2.01%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

FUND RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges of -4.51%, -5.38%, -4.38%, -4.89%, -4.25%, -4.36%, -4.92% and -4.37%, respectively. These returns compare to the -3.35% average annual total return of the Fund’s benchmark, the Bloomberg U.S. High-Yield Index 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A

During the second quarter of 2022, when the Reporting Period began, high yield corporate bonds recorded negative returns. The weakness appeared to be driven by increasing investor concerns about U.S. economic growth given the speed and scope of U.S. Federal Reserve (“Fed”) monetary policy tightening. In the third quarter of 2022, high yield corporate bonds posted a small loss. That said, July 2022 was the strongest month for the asset class since October 2011, fueled by better than consensus expected corporate earnings and strong market technicals (that is, supply and demand dynamics), characterized by muted issuance and negative investment flows. However, high yield corporate bonds surrendered their gains in the wake of hawkish U.S. Fed comments and elevated interest rate volatility, which weighed on investor sentiment. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In the fourth calendar quarter, high yield corporate bonds generated positive returns on the back of weaker U.S. inflation, robust market technicals, market expectations of a slower pace of U.S. Fed monetary policy tightening, and better than consensus expected corporate earnings. High yield corporate bonds continued to produce gains during the first quarter of

2023, which was marked by outsized interest rate volatility following stronger than market expected macro data, an uptick in financial stability risks and elevated economic growth concerns.

For the Reporting Period overall, the high yield corporate bond market delivered a negative return, with B-rated and CCC-rated credits underperforming higher quality BB-rated credits. Option-adjusted spreads tightened approximately 131 basis points, ending the Reporting Period at 457 basis points. (The option-adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $100.6 billion of new high yield corporate bonds were priced during the Reporting Period, with refinancing the primary use of the proceeds. As for demand, investment flows were negative for the Reporting Period overall, with $32.7 billion withdrawn from high yield corporate bond mutual funds.1

The default rate for high yield corporate bonds rose moderately during the Reporting Period. The 12-month par-weighted default high yield corporate bond rate through March 31, 2023 was 1.27%, somewhat higher than the 0.23% on March 31, 2022 but still far lower than the 4.80% rate as of March 31, 2021.2

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund underperformed the Index during the Reporting Period, with individual issue selection detracting most from relative returns. In addition, the Fund was hindered by its regional and credit quality positioning versus the Index. Sector positioning added modestly to the Fund’s relative performance during the Reporting Period.

[1]	Source: J.P. Morgan, Bloomberg Finance, L.P., Lipper FMI.
[2]	Source: J.P. Morgan, Moody’s Investors Service.

9

FUND RESULTS

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within individual issue selection, the Fund was hurt by its overweight position compared to the Index in radio station operator Audacy Capital and its underweight position in Canada-based maker of specialty pharmaceuticals Bausch Health Companies. Additionally, the Fund’s exposure to consumer loyalty solutions provider Loyalty Ventures, which is not represented in the Index, detracted from relative performance. On the positive side, the Fund benefited from its avoidance of satellite communications company Ligado Networks and from its underweight in telecommunications holding company CSC Holdings. The Fund’s exposure to U.K.-based drilling contractor Noble, which is not held in the Index, also added to relative returns.

Within regional positioning, the Fund was helped by an overweight versus the Index in Europe ex-U.K. high yield corporate bonds. However, its underweight in emerging markets high yield corporate bonds had a negative impact on relative returns. Additionally, the Fund’s long market beta positioning (that is, the Fund’s broad overweight relative to the Index in riskier securities) detracted from performance as did its cash position. These negative results were partly offset by the Fund’s overweight in BB-rated corporate bonds and its underweight in maturities of less than four years, which contributed positively.

Within sector positioning, the Fund’s underweight positions compared to the Index in non-cellular telecommunications, health care, and retail and apparel added to relative performance. Underweight positions in electric utilities, energy and home construction detracted from the Fund’s results.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

During the Reporting Period, the Fund’s duration and yield curve positioning strategies did not have a material impact on performance. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

To manage the beta of the Fund on an active basis, the Fund employed interest rate swaps as well as a specialized index of credit default swaps (“CDX”) during the Reporting Period. CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We utilize CDX contracts as a way to gain credit exposure by being short credit protection when the Fund experiences significant cash inflows. In addition, the Fund employed U.S. Treasury futures to facilitate specific duration and yield curve strategies. Finally, to hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of U.S. Treasury futures and CDX each had a negative impact on the Fund’s performance. The use of forward foreign currency exchange contracts had a positive impact on the Fund’s performance. The use of interest rate swaps had a neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the second quarter of 2022, we made some changes to the Fund’s exposures within building materials. Specifically, we rotated the Fund out of issuers with lower pricing power and into issuers that had recently underperformed but had demonstrated the ability, in our view, to pass through rising input costs and were likely, in our opinion, to benefit from repair and remodeling demand. Additionally, we increased the Fund’s exposure to diversified materials, particularly to issuers with long-term positive margin visibility, amid a pick-up in commercial construction. We reduced the size of the Fund’s overweight versus the Index in financials, where we maintained our preference for mortgage servicers as loan originations declined amid rising interest rates. During the third quarter of 2022, we reduced the Fund’s holdings of lower quality bonds within cyclical sectors, as investor concerns about economic growth increased. We shifted the capital into short-maturity BB-rated bonds that offered what we considered reasonable yields on a risk-adjusted basis as well as positive convexity. (Convexity is a measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.) We further increased the Fund’s exposure to diversified industrials during the third calendar quarter amid growing demand for commercial construction. During the fourth quarter of 2022, we moved the Fund to an up-in-quality bias given our increased concerns about economic growth. In the process, we reduced the Fund’s exposure to CCC-rated bonds, shifting it into investment grade corporate bonds and select BB-rated bonds, which were trading at discounted levels but remained fundamentally sound, in our view. During the first quarter of 2023, we focused on BB- and BBB-rated bonds with high coupon

10

FUND RESULTS

levels that offered what we considered reasonable yields on a risk-adjusted basis. Finally, during the Reporting Period overall, the Fund’s cash position increased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective February 28, 2023, Lori Pomerantz no longer served as a portfolio manager for the Fund. As of the same date, Peter Campo and Aakash Thombre, Global Co-Heads of High Yield and Bank Loans, became portfolio managers for the Fund, joining Robert Magnuson and Ashish Shah. Robert Magnuson, Managing Director, has been a portfolio manager for the Fund since 2014, while Ashish Shah, Global Chief Investment Officer of Public Investing, has been a portfolio manager for the Fund since 2021. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund maintained its long market beta positioning. The Fund’s largest overweight positions relative to the Index were in the diversified industrial, building materials and chemicals market segments. Its top underweight positions were in electric utilities, non-cellular telecommunications and commercial services at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a reasonably constructive view on high yield corporate bonds. Corporate balance sheets were strong, largely due to the cash balances built up by many issuers. The asset class also offered relatively attractive yields, in our view. Additionally, based on credit ratings, we believed the high yield corporate bond market had a higher quality tilt compared to its history.

In terms of positioning at the end of the Reporting Period, the Fund remained overweight versus the Index in intermediate-term credits, as we thought they offered attractive carry and roll opportunities. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.) From a ratings perspective, the Fund had an up-in-quality bias, with a focus on higher quality BB- and BBB-rated bonds with high coupon levels that offered what we considered reasonable spreads (that is, differences in yield) on a risk-adjusted basis. At the end of the Reporting Period, we continued to look for select opportunities to add exposure to lower-rated high yield corporate bonds. From a sector standpoint, the Fund was overweight relative to the Index in chemicals, specifically in specialty chemicals, because we believed this market segment offered attractive yields and has generally demonstrated relatively resilient demand throughout the economic cycle, in our opinion. The Fund was also overweight industrials at the end of the Reporting Period, as we thought these companies could benefit from strong pricing power, declining input costs and a normalizing supply chain. Within the Fund’s overweight in finance, we had a preference for banks due to their strong balance sheets and substantial net interest margins. We also believed banks were likely to face additional regulatory scrutiny in the future, which could help support their credit quality. At the end of the Reporting Period, the Fund was underweight relative to the Index in healthcare, as that market segment continued to deal with high levels of stress and idiosyncratic headwinds due to pricing legislation, heightened regulatory scrutiny and litigation risk. Additionally, the Fund was underweight market segments experiencing secular declines, including electric utilities that are being challenged by the climate transition and telecommunications companies that have generally ceded broadband share to cable after years of underinvestment and have provided weaker forward guidance on earnings. In energy, the Fund remained modestly underweight based on the capital-intensive nature of the market segment and its unattractive valuations. However, the Fund was focused on select natural gas issuers, which we believed could benefit from rising demand for liquid natural gas and a comparatively smaller carbon footprint.

Looking ahead, we planned to manage the Fund’s overall risk exposure and expected to use any volatility-driven spread widening to add what we viewed as attractive credits opportunistically through our bottom-up analysis. That said, we intended to remain mindful of the impact on company margins of softening demand and macroeconomic challenges overall.

11

FUND BASICS

High Yield Fund

as of March 31, 2023

TOP TEN ISSUERS AS OF 3/31/23‡

Company	% of Net Assets	Line of Business

CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)	1.6%	Media

Ford Motor Credit Co. LLC (BB+/Ba2)	1.3	Automotive

TransDigm, Inc. (B-/B3)	1.1	Aerospace & Defense

Occidental Petroleum Corp. (BB+/Baa3)	0.9	Oil Field Services

Navient Corp. (B+/Ba3)	0.8	Diversified Financial Services

Royal Caribbean Cruises Ltd. (B/B3)	0.8	Leisure Time

iShares Broad USD High Yield Corporate Bond ETF (NR/NR)	0.7	Exchange Traded Funds

Travel + Leisure Co. (BB-/Ba3)	0.7	Lodging

OneMain Finance Corp. (BB/Ba2)	0.7	Diversified Financial Services

Arko Corp. (B-/B3)	0.6	Retailing

‡	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATIONS ±

	Percentage of Net Assets

	as of 3/31/23	as of 3/31/22

Retailing	6.1%	6.2%

Media	6.1	6.9

Oil Field Services	5.6	6.4

Automotive	4.5	5.2

Diversified Financial Services	4.3	5.1

Pipelines	4.2	4.5

Commercial Services	4.1	4.0

Chemicals	3.8	4.0

Entertainment	3.3	3.0

Telecommunication Services	3.0	4.1

Other	47.3	46.4

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies, and securities lending reinvestment vehicle of 3.1% as of 3/31/23 and investments in exchange-traded funds and other investment companies of 4.1% as of 3/31/22. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (with distributions reinvested) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Fund’s 10 Year Performance

  Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.51%	2.12%	2.81%	—
Including sales charges	-8.77%	1.18%	2.33%	—

Class C
Excluding contingent deferred sales charges	-5.38%	1.36%	2.03%	—
Including contingent deferred sales charges	-6.33%	1.36%	2.03%	—

Institutional	-4.38%	2.42%	3.11%	—

Service	-4.89%	1.90%	2.59%	—

Investor	-4.25%	2.38%	3.05%	—

Class R6 (Commenced July 31, 2015)	-4.36%	2.43%	N/A	2.98%

Class R	-4.92%	1.86%	2.53%	—

Class P (Commenced April 20, 2018)	-4.37%	N/A	N/A	2.16%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

FUND RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 0.77%, 0.02%, 1.10%, 1.04%, 1.12%, 0.52% and 1.13%, respectively. These returns compare to the 2.12% average annual total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A

During the second quarter of 2022, when the Reporting Period began, bank loans posted losses, driven by investors’ concerns about economic growth and the speed of U. S. Federal Reserve (“Fed”) monetary policy tightening. Demand weakened, with investment flows turning negative in May after 18 consecutive months of inflows. For the second quarter overall, investment outflows totaled approximately $3.8 billion. During the third quarter of 2022, bank loans recorded modest gains. In July and August, the asset class benefited from better than consensus expected corporate earnings, modest new issue activity and resilient demand for collateralized loan obligations (“CLOs”). The positive momentum reversed in September amid intensifying recessionary fears. As for investment flows, they remained negative throughout the quarter, with outflows totaling about $14.6 billion. Bank loans generated positive returns in the fourth calendar quarter, their best quarterly performance in two years, amid slowing U.S. inflation, anticipation the U. S. Fed might moderate its pace of interest rate hikes and better than consensus expected corporate earnings. Still, investment flows were negative, with outflows totaling about $14.0 billion, as investors remained wary of the potential impact of higher interest rates on issuers’ balance sheets. In the first quarter of 2023, bank loans produced further gains, as recessionary fears receded despite increased volatility during March driven by concerns about the health of the U.S. regional banking sector and its implications for the broader U.S. economy. However, investment outflows totaled about $10.8 billion during the first calendar quarter.

For the Reporting Period overall, bank loans produced positive returns. Bank loan spreads1 (that is, yield differentials versus the Secured Overnight Financing Rate2, widened by 160 basis points to finish the Reporting Period at 609 basis points.3 (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $163.1 billion in new bank loans were brought to market during the Reporting Period. Gross new loan volume for the first nine months of the Reporting Period was approximately $112.9 billion. In the first quarter of 2023, gross new volume totaled about $50.2 billion. Regarding demand, bank loan mutual funds experienced investment outflows of approximately $43.4 billion for the Reporting Period overall.4

The default rate for bank loans increased during the Reporting Period, though it remained well below the long-term average of 3.0%. The trailing 12-month bank loan default rate rose from 0.39% on March 31, 2022 to 1.72% on March 31, 2023.2

[1]

As measured by the three-year discount margin of the Credit Suisse Leveraged Loan Index. A discount margin is the average expected return of a floating rate security above a reference rate, such as an index.

[2]

The Secured Overnight Financing Rate (“SOFR”) is a benchmark interest rate for U.S. dollar-denominated derivatives and loans. SOFR is based on transactions in the U.S. Treasury repurchase market, where investors offer banks overnight loans backed by their bond assets.

[3]	Source: Credit Suisse
[4]	Source: J.P. Morgan.

14

FUND RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, with individual issue selection detracting from relative returns. Sector positioning contributed positively to performance.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Regarding individual issue selection, the Fund was hurt by its overweight positions versus the Index in Loyalty Ventures, a provider of consumer loyalty solutions; Cision, a public relations and earned media software company and services provider; and Shutterfly, a photography, photography products and image sharing company. During the Reporting Period, the Fund was helped by an underweight in telecommunications company Lumen Technologies as well as by the avoidance of both Avaya Holdings, a provider of cloud communications and workstream collaboration services, and Serta Simmons Bedding, a mattress producer.

In terms of sector positioning, the Fund benefited from underweights compared to the Index in non-cellular telecommunications and health care as well as from an overweight in autos. These results were partly offset by underweights in finance and electric utilities and an overweight in non-cable media, which detracted from relative returns.

From a ratings perspective, the Fund’s underweight versus the Index in CCC-rated credits and its overweight in Europe ex-U.K.-domiciled credits contributed positively to relative performance. On the other hand, the Fund’s cash position detracted from results during the Reporting Period as did its tactical exposure to high yield corporate bonds.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also used U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Indices of credit default swaps (“CDX”) were employed to manage the beta of the Fund on an active basis. CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We utilized CDX contracts to gain credit exposure by being short credit protection when the Fund experienced significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund.

The use of each of these derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s cash position increased during the Reporting Period overall. In addition, we increased the Fund’s overweight position relative to the Index in BB-rated bank loans.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective February 28, 2023, Lori Pomerantz no longer served as a portfolio manager for the Fund. As of the same date, Aakash Thombre, Global Co-Head of High Yield and Bank Loans, became a portfolio manager for the Fund, joining Peter Campo and Ashish Shah. Peter Campo, Global Co-Head of High Yield and Bank Loans, has been a portfolio manager of the Fund since 2018. Ashish Shah, Global Chief Investment Officer of Public Investing, has been a portfolio manager for the Fund since 2021. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in autos, particularly suppliers and aftermarket players. We believed suppliers were supported by resilient end-customer demand, recovering automotive production, low dealer inventory levels and normalizing cost headwinds. As for aftermarket players, we thought they could benefit from the low cyclicality of demand for essential components and their ability to pass through price increases. Another notable Fund overweight was energy, especially

15

FUND RESULTS

midstream5 and downstream6 issuers because they tend to be more resilient during periods of volatile commodity prices, in our view. The Fund was also overweight chemicals and capital goods at the end of the Reporting Period. Within chemicals, we had a preference for specialty chemicals due to their strong pricing power and supply/demand dynamics.

The Fund was underweight non-cellular telecommunications, health care, consumer services, and cable and satellite TV media at the end of the Reporting Period. In our opinion, non-cellular telecommunications was continuing to experience a secular decline, which has resulted in elevated levels of potential future capital expenditures and limited free cash flow amid weak pricing power. The Fund’s underweight in health care was driven by the higher proportion of smaller-sized credits in this market segment and headwinds arising from labor cost inflation. Within consumer services, which is largely comprised of smaller, sponsor-backed issuers, we had a preference for larger, liquid borrowers with strong industry positioning. Regarding cable and satellite TV media, fewer subscribers, increased competition and higher capital expenditure led to the Fund’s underweight position in that market segment.

From a ratings perspective, relative to the Index, the Fund was overweight higher quality BB- and B-rated bank loans at the end of the Reporting Period, as they provided yield accretive opportunities to swap and extend maturities, in our view. The Fund remained overweight deal structures that included both bank loans and high yield corporate bonds, as we believed these kinds of deals have historically experienced higher recovery rates. In addition, the Fund was underweight bank loans among smaller, less liquid new issues and underweight second-lien bank loans at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a cautiously positive outlook for bank loans given what we viewed as healthy fundamentals. First, corporate revenue had grown by double digits for eight consecutive quarters as of the end of the Reporting Period. Second, corporate earnings before interest, taxes, depreciation and amortization (“EBITDA”) had strengthened, leading to improvement in both leverage and coverage ratios,[7] even though EBITDA growth had softened somewhat in the inflationary environment. And third, the U.S. may be facing a period of economic weakness, in our view, but corporate balance sheets would be entering it from a position of strength, with relatively low leverage and strong interest coverage ratios.[8]

Going forward, we intended to remain selective overall given the downside risks from potentially slower economic growth. That said, we noted that bank loans were offering attractive yields relative to investment grade and high yield corporate bonds at the end of the Reporting Period. Although bank loans have historically offered lower yields than high yield corporate bonds due to their senior position in the capital structure, they benefited during the Reporting Period from the sharp rise in short-term interest rates. In addition, their senior position tends to act as collateral, which can help their performance relative to high yield corporate bonds during periods of market stress. We believed bank loans would remain attractive in volatile times because of their floating interest rates and lower sensitivity to broader rate movements compared to other fixed income market sectors.

Overall, at the end of the Reporting Period, we planned to continue to focus on issuer diversification, relative value opportunities and potential market dislocations that offer idiosyncratic investment opportunities.

[5]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[6]

The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources.

[7]	A leverage ratio looks at how much of a company’s capital comes in the form of debt. Both leverage and coverage ratios are measurements of a company’s ability to meet its financial obligations.
[8]	An interest coverage ratio is a measurement of how well a company can pay interest on its outstanding debt.

16

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2023

TOP TEN INDUSTRY ALLOCATIONS±

	Percentage of Net Assets

	as of 3/31/23	as of 3/31/22

Chemicals	6.3%	5.4%

Commercial Services	6.1	5.4

Retailers	4.3	3.5

Diversified Manufacturing	3.9	3.2

Building Materials	3.8	3.9

Telecommunications	3.7	3.9

Entertainment	3.6	3.0

Health Care - Services	3.5	3.7

Technology - Software/Services	3.2	7.6

Media - Non Cable	3.1	3.4

Other	52.8	54.2

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies and securities lending reinvestment vehicle of 3.4% as of 3/31/23 and 13.5% as of 3/31/22 Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	0.77%	2.56%	2.67%	—
Including sales charges	-1.47%	2.09%	2.44%	—

Class C
Excluding contingent deferred sales charges	0.02%	1.79%	1.90%	—
Including contingent deferred sales charges	-0.98%	1.79%	1.90%	—

Institutional	1.10%	2.88%	3.00%	—

Investor	1.04%	2.82%	2.93%	—

Class R6 (Commenced November 30, 2017)	1.12%	2.89%	N/A	2.93%

Class R	0.52%	2.31%	2.41%	—

Class P (Commenced April 20, 2018)	1.13%	N/A	N/A	2.84%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

FUND RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund’s seeks a high level of total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -5.71%, -5.50%, -5.38%, -5.58%, -5.38% and -5.39%, respectively. These returns compare to the -5.31% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A

During the second quarter of 2022, when the Reporting Period began, global investment grade credit spreads (that is, the difference in yields between global corporate bonds and duration-equivalent government securities) widened against an increasingly macro driven backdrop, with central bank policy actions, global economic growth and geopolitical events in Europe the key concerns. U.S. investment grade corporate bonds outperformed U.K. and European investment grade corporate bonds during the second calendar quarter.

In the third quarter of 2022, global investment grade credit spreads widened slightly amidst persistent volatility fueled by hawkish central bank actions, natural gas supply challenges in Europe and expansionary U.K. fiscal policy that heightened investors’ inflation worries. (Hawkish tends to suggest higher interest rates; opposite of dovish.) U.S. investment grade corporate bonds continued to outpace U.K. and European investment grade corporate bonds during the third calendar quarter.

Global investment grade credit spreads narrowed during the fourth quarter of 2022, as corporate bonds rallied on optimism that inflation had peaked and in response to resilient corporate fundamentals. European investment grade corporate bonds outperformed U.S. and U.K. investment grade corporate bonds during the fourth calendar quarter.

In the first quarter of 2023, global investment grade credit spreads widened modestly amid stress in the banking sector and persistently high U.S. inflation, which pointed to an extended cycle of U.S. Federal Reserve (“Fed”) interest rates hikes. In mid-March, the sudden failure of Silicon Valley Bank and Signature Bank, along with the write-downs of Credit Suisse AT1s,1 led to sharp spread widening, intense interest rate volatility and widespread concerns about the potential tightening of financial conditions. After swift action by regulators and central banks to support liquidity and prevent contagion, as well as news of continued strength in global economic data, global investment grade credit spreads narrowed somewhat. U.K. investment grade corporate bonds outperformed European and U.S. investment grade corporate bonds during the first calendar quarter.

For the Reporting Period overall, investment grade credit, as represented by the Index, generated negative returns. Global investment grade credit spreads,2 which began the Reporting Period at 123 basis points, widened by 30 basis points to finish the Reporting Period at 153 basis points. (A basis point is 1/100th of a percentage point.)

New issuance weakened during the Reporting Period overall. U.S. new issuance was approximately $347 billion, $238 billion and $204 billion in the second, third and fourth quarters of 2022, respectively. In the first quarter of 2023, U.S. new issuance was approximately $403 billion. As for European new issuance, it was approximately €126 billion, €89 billion and €116 billion in the second, third and fourth quarters of 2022, respectively. European new issuance was €116 billion during the first quarter of 2023. U.K. new

[1]

AT1 bonds are also known as “contingent convertibles,” or “CoCos”. They were created in the wake of the 2008 financial crisis as a way for failing banks to absorb losses, making a taxpayer-funded bailout less likely.

[2]	As measured by the Bloomberg Global Aggregate Corporate Index.

19

FUND RESULTS

issuance was approximately £11 billion, £10 billion and £12 billion in the second, third and fourth quarters of 2022, respectively. During the first quarter of 2023, U.K. new issuance was approximately £12 billion.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund underperformed the Index, with our cross-sector strategy and individual issue selection detracting from relative performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. On the positive side, the Fund’s duration and yield curve positioning added slightly to returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within our cross-sector strategy, the Fund was hurt by its overweight relative to the Index in corporate credit as well as by a pair trade wherein we sought to hedge the Fund’s exposure to credit spread narrowing by taking positions in interest rates swaps. Interest rates rose during the Reporting Period, driven largely by the speed and magnitude of central bank interest rate hikes, and credit spreads widened as investors priced in the potential for central bank overtightening and hard landings across developed economies. (A hard landing in economics refers to a marked economic slowdown or downturn following a period of rapid growth.) Global economic growth prospects were further weakened by energy supply challenges due to the Russia/Ukraine conflict and continued COVID-19 restrictions in China, which presented additional headwinds to credit markets.

Individual issue selection among investment grade corporate bonds also detracted from the Fund’s relative performance during the Reporting Period. Specifically, the Fund was hampered by its credit curve positioning, wherein it was overweight versus the Index in short-maturity investment grade corporate bonds and underweight longer-maturity investment grade corporate bonds. In addition, the Fund’s selection of financial and industrial issuers dampened relative returns. Conversely, the Fund benefited from its down-in-quality bias, specifically an overweight in BBB-rated issues versus an underweight in A-rated issues.

The Fund’s exposure to U.S. dollar-denominated and euro-denominated corporate bonds also added to relative performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

During the Reporting Period, our duration and yield curve positioning strategies—specifically our discretionary interest rate trades and the Fund’s tactical positioning—had a modestly positive impact on performance. Overall, the Fund benefited from our active duration management as market conditions shifted during the Reporting Period. In addition, the Fund was helped by its positions on the U.S. Treasury and Japanese government bond yield curves. This was modestly offset by the Fund’s positions on European government bond yield curves, which detracted from performance. (The Fund’s duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in interest rates futures contracts, interest rate swaps, swaptions (options on interest rate swap contracts), credit default swaps, currency options and forward foreign currency exchange contracts. Interest rate futures contracts were employed to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Interest rate swaps (fixed rate and floating rate) were employed to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Swaptions were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund. Credit default swaps were used to help manage the Fund’s exposure to fluctuations in credit spreads. Currency options and forward foreign currency exchange contracts were used to hedge the Fund’s currency exposure. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of interest rate futures contracts had a negative impact on performance. Collectively, the Fund’s use of currency options and forward foreign currency exchange contracts had a positive impact on performance. The use of credit default swaps by the Fund

20

FUND RESULTS

also had a positive impact on performance. The Fund’s use of interest rates swaps and swaptions each had a neutral impact on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, as interest rates continued to rise, we decreased the Fund’s exposure to consumer, industrial and commodity-based investment grade corporate bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, we generally favored companies in counter-cyclical sectors that we believed could withstand a potential economic growth slowdown. The Fund was overweight versus the Index in banks, as we thought they had resilient balance sheets, strong capital standing, higher net interest income, and loan growth that would drive revenues. Additionally, at the end of the Reporting Period, the Fund was overweight media companies, particularly non-cable issuers that offer streaming and information reporting.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in investment grade corporate bonds given what we considered to be solid corporate fundamentals. Leverage ratios[3] were contained, interest coverage ratios[4] were high and financing needs were limited because many companies had raised debt when interest rates were low in 2021. As a result of strong nominal growth and balance sheet conservatism, we largely expected companies to retain their investment grade ratings and were not forecasting a meaningful wave of “fallen angels” (that is, investment grade corporate bonds downgraded to high yield status). In addition, we believed the stress in the banking sector had created some attractive opportunities in certain parts of the corporate bond market. That said, we expected credit conditions to become more restrictive overall, which could limit the degree and pace of credit spread tightening. We planned to monitor regional banks, including their access to funding, signs of deposit stress and quality of their interest-earning assets (both loans and securities). We also intended to monitor providers of capital to determine if banking stress was making them more discriminating about making loans, which might lead to tighter financial conditions overall.

The Fund’s positioning was focused on short- and intermediate-maturity corporate bonds versus longer-maturity corporate bonds at the end of the Reporting Period. We expected yield curves to steepen5 as central bank hiking cycles eased and also believed the Fund positioning would provide opportunities for carry and roll.6 We continued to favor U.S. dollar-denominated corporate bonds over euro-denominated corporate bonds. In our view, the performance of issuers with large revenue exposures to Europe, including to European banks, was likely to be volatile as the economic and geopolitical situation in Europe continued to develop.

From a ratings perspective, we planned to maintain a selective down-in-quality bias. At the end of the Reporting Period, the Fund was overweight versus the Index in BBB-rated bonds, as we believed the companies in this rating cohort had demonstrated conservative capital management, and we did not foresee large scale downgrades of BBB-rated issuers to high yield status.

Broadly speaking, we believed at the end of the Reporting Period that against a complex macro backdrop characterized by greater economic growth volatility, the investment environment was one in which active security selection might be particularly advantageous. We planned to remain tactical in adjusting the Fund’s positioning in response to macroeconomic factors and what we viewed as market-driven opportunities.

[3]	A leverage ratio looks at how much of a company’s capital comes in the form of debt or is used to measure a company’s ability to meet its financial obligations.
[4]	An interest coverage ratio is a measurement of how well a company can pay interest on its outstanding debt.
[5]	A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.
[6]

Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.

21

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2023

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS±

	Percentage of Net Assets

	as of 3/31/23	as of 3/31/22

Banks	20.6%	21.6%

Telecommunication Services	5.5	7.4

Diversified Financial Services	5.0	4.4

Pipelines	4.0	3.3

Media	3.6	2.4

Beverages	3.5	3.0

Pharmaceuticals	3.2	2.1

Real Estate Investment Trust	3.0	3.7

Automotive	3.0	3.8

Software	2.9	2.2

Other	40.7	37.0

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 0.8% as of 3/31/23 and 2.1% as of 3/31/22. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

23

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023 of a $1,000,000 investment made on April 1, 2013 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Credit Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023[1]	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	-5.71%	1.45%	1.91%	—

Including sales charges	-9.24%	0.68%	1.52%	—

Institutional	-5.50%	1.79%	2.25%	—

Separate Account Institutional	-5.38%	1.80%	2.27%	—

Investor	-5.58%	1.68%	2.16%	—

Class R6 (Commenced July 31, 2015)	-5.38%	1.81%	N/A	2.25%

Class P (Commenced April 20, 2018)	-5.39%	N/A	N/A	1.96%

[1]

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

24

FUND RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -1.79%, -2.54%, -1.31%, -1.56%, -1.52% and -1.30%, respectively. These returns compare to the -0.72% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index–Emerging Markets (GBI-EMSM ) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	During the Reporting Period, local emerging markets debt was influenced most by elevated inflation, central bank monetary policy and geopolitical uncertainty.

In the second quarter of 2022, when the Reporting Period began, local emerging markets debt sold off, as supply-chain disruptions and the rise in energy and food prices driven by the Russia/Ukraine war pushed emerging markets central banks to raise interest rates. In the third quarter of 2022, inflationary trends eased and local emerging debt markets reversed their second calendar quarter losses amid falling local interest rates. Local emerging markets bonds continued to post gains into the fourth calendar quarter, as global inflation and central bank monetary policy tightening decelerated, oil prices weakened and China began reopening its economy. The momentum slowed in December after the U.S. Federal Reserve (“Fed”) pushed back on market expectations of a dovish policy turn. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In the first quarter of 2023, local emerging debt markets weakened, as investor optimism about disinflationary trends gave way to worries about the persistence of inflation, which suggested that central banks would continue tightening monetary policy. Banking sector stress in the U.S. and Europe also appeared to unsettle investors.

In this environment, local emerging markets debt recorded a slightly negative return during the Reporting Period, with higher quality sectors of the Index holding up better than lower quality sectors.

During the Reporting Period overall, local emerging markets debt (as represented by the Index) produced a return of -0.72%, with approximately -4.97% from local interest rates and -5.69% due to currency depreciation versus the U.S. dollar. On a total return basis, the worst performing countries in the Index (in U.S. dollar terms1) during the Reporting Period were Colombia (-17.87%), South Africa (-12.87%) and Hungary (-11.11%). The best performing countries during the Reporting Period were Turkey (+19.09%), Mexico (+16.15%) and Chile (+11.49%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund underperformed the Index during the Reporting Period, primarily because of our duration positioning strategy. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Our active currency positioning added to relative returns. Through our active currency positioning, the Fund takes positions in local currencies (accomplished primarily through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Security selection within local emerging markets debt contributed positively as did the Fund’s exposure to sovereign emerging markets debt and emerging markets corporate bonds.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

In terms of active currency positioning, the Fund benefited during the Reporting Period from its long position in the U.S. dollar, which appreciated versus emerging markets currencies. On the other hand, the Fund was hurt by its

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

25

FUND RESULTS

overall exposure to Asian currencies, primarily the South Korean won and Taiwanese dollar, as export flows diminished amid slowing global demand and due to a negative outlook for energy importers. The Fund’s exposure to the Mexican peso and Chilean peso also detracted from relative performance during the Reporting Period.

Within local debt markets, the Fund was aided by its overweight compared to the Index in Russian and Brazilian local interest rates. On the negative side, the Fund’s overweight in Thai local interest rates and underweight in Malaysian local interest rates detracted from relative returns.

Within external emerging markets debt, the Fund’s exposure to Colombian sovereign bonds added to relative performance. However, an overweight in Ukrainian external bonds detracted amid continued geopolitical uncertainty and the country’s ongoing war with Russia. The Fund was also held back by its exposure to Cameroon’s sovereign bonds.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

During the Reporting Period, the Fund’s duration positioning strategy detracted from its relative performance. Specifically, the Fund was hurt by our developed markets interest rates strategy. When the Reporting Period began, we held the view that the Fund should have short overall duration positioning due to the local and global macro backdrop of growing output gaps, elevated and accelerating inflation in most countries around the world, and widening trade deficits for energy importers. (The Fund’s overall duration positioning includes exposure to both emerging markets and developed markets interest rates.) Within this overall duration positioning, the Fund held a short duration position on the U.S. Treasury yield curve and rather neutral duration positions on various European government bond yield curves. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) As the Reporting Period progressed, we shifted the Fund to short duration positions on various European government bond yield curves. These short duration positions on the U.S. Treasury yield curve and various European government bond yield curves detracted from the Fund’s performance during the Reporting Period overall. In addition, the Fund was hampered during December 2022 and January 2023 by a long duration position on the long maturity end of the U.S. Treasury yield curve, which we had initiated in late 2022. (The Fund’s duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s yield curve positioning strategy did not have a material impact on its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, interest rate swaps, credit default swaps, currency forwards and forward foreign currency exchange contracts. U.S. Treasury futures were used to manage U.S. interest rate duration. Interest rate swaps were used to express our views on the direction of a country’s interest rates.

Credit default swaps were used to implement specific credit-related investment strategies. Currency forwards and forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of interest rate swaps had a negative impact on performance. Its use of currency forwards and forward foreign currency exchange contracts collectively had a modestly negative impact on performance. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we established underweight positions relative to the Index in Chinese and Israeli local interest rates. We initiated overweight positions in Romanian, Czech Republic and Polish local interest rates. In addition, we increased the Fund’s overweight in South Korean local interest rates and increased its underweight in Chilean local interest rates. Regarding the Fund’s positions in external emerging markets bonds, we eliminated its exposure to Ivory Coast, Romania, Senegal and Indonesia. We added exposure to Chilean external bonds during Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective January 31, 2023, Ricardo Penfold no longer served as a portfolio manager for the Fund. Samuel Finkelstein, Global Head of Macro Strategies, and Kay Haigh, Global Co-Head of Emerging Markets Debt, continued to serve as portfolio managers for the Fund. Mr. Finkelstein has managed the Fund since 2003, while Mr. Haigh has managed the Fund since 2020. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund. (On

26

FUND RESULTS

May 1, 2023, after the end of the Reporting Period, Samuel Finkelstein no longer served as a portfolio manager for the Fund, and Angus Bell began serving as a portfolio manager for the Fund.)

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund maintained overweight positions compared to the Index in South Korean, Thai, Czech Republic and Polish local interest rates. In our opinion, South Korea’s central bank was near the end of its interest rate hiking cycle. Economic activity, credit growth and inflation all appeared to be softening, suggesting to us that the Bank of Korea was likely to be one of the first emerging markets central banks to cut interest rates. As for Thailand, its government bond yield curve was steep[2] at the end of the Reporting Period, which should allow us to take advantage of carry[3] opportunities. In addition, inflation in Thailand was significantly more muted, in our view, than in other emerging markets countries. Regarding Poland, we thought the disinflation process in Central and Eastern Europe would continue to be driven mostly by large base effects (that is, distortions in relative price changes) and falling natural gas prices. As for Fund underweights at the end of the Reporting Period, they included Chinese, Israeli, Indian and Hong Kong local interest rates. As for China, the Fund’s underweight was mainly due to the country’s abrupt economic reopening, with COVID-19 restrictions removed faster than market expected. In Israel, the central bank continued to hike interest rates and had made hawkish revisions to its policy forecast. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

Regarding currencies, the Fund held long positions at the end of the Reporting Period in the euro, U.S. dollar and Canadian dollar. It had short positions in the New Zealand dollar, Chinese renminbi and Swedish krona.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we noted local interest rates had fallen across most emerging markets countries, though we believed the counter-cyclical market backdrop may have led to their marginal underperformance relative to U.S. interest rates. As for external emerging markets bonds, we thought the negative performance seen during the Reporting Period created a number of attractive opportunities. We also thought the valuations of emerging markets corporate bonds reflected robust stand-alone fundamentals and supportive market technicals (that is, supply and demand dynamics).

Looking ahead, we thought risks for the emerging markets were coming from the outside, rather than the inside, of these regions. Specifically, we believed the dynamics of the U.S. business cycle were likely to continue driving the performance of emerging debt markets in the near term much as they had during 2022. In addition, we thought emerging markets countries may be less equipped than developed markets countries to weather negative economic growth shocks due to their weak fiscal balances.

We planned to continue monitoring geopolitical risks and central bank hiking cycles as well as the effect of developed markets monetary policies on the emerging markets broadly. We also noted that global economic growth continued to surprise to the upside, partially because of a strong rebound in Chinese economic activity. We intended to remain vigilant regarding widespread social tensions and polarization in Latin America.

[2]	A steep yield curve is one wherein the differential in yields between longer-term and shorter-term maturities has widened; opposite of a flat yield curve.
[3]	Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return.

27

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2023

TOP TEN COUNTRY ALLOCATIONS ±

	Percentage of Net Assets

	as of 3/31/23	as of 3/31/22

Brazil	13.9%	13.6%

South Africa	10.1	10.4

Indonesia	8.2	4.0

Thailand	7.6	9.4

Poland	5.7	5.7

Czech Republic	5.6	0.2

Romania	5.4	0.6

Mexico	4.5	8.5

Peru	3.2	1.7

Hungary	3.2	3.0

Other	10.0	25.5

±

The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 14.2% as of 3/31/23 and 14.7% as of 3/31/22. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

28

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Local Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	-1.79%	-3.43%	-2.50%	—

Including sales charges	-6.28%	-4.31%	-2.95%	—

Class C

Excluding contingent deferred sales charges	-2.54%	-4.17%	-3.26%	—

Including contingent deferred sales charges	-3.51%	-4.17%	-3.26%	—

Institutional	-1.31%	-3.13%	-2.21%	—

Investor	-1.56%	-3.18%	-2.28%	—

Class R6 (Commenced November 30, 2017)	-1.52%	-3.16%	N/A	-1.58%

Class P (Commenced April 20, 2018)	-1.30%	N/A	N/A	-2.89%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

29

FUND RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -5.73%, -5.40%, -5.41%, -5.58%, -5.39% and -5.50%, respectively. These returns compare to the -4.73% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A

During the second quarter of 2022, when the Reporting Period began, the performance of agency mortgage-backed securities was negative. Spreads (or yield differentials versus equivalent-duration U.S. Treasury securities) on agency mortgage-backed securities widened in anticipation of an accelerated timeline for U.S. Federal Reserve (“Fed”) quantitative tightening (that is, reduction in the size of its balance sheet), negative market technicals (that is, supply and demand conditions) and high interest rate volatility.

Agency mortgage-backed securities posted additional losses for the third quarter of 2022, as spreads continued to widen amid interest rate volatility and reduced investor demand. Bond yields rose overall as investors repriced the terminal federal funds rate. (The terminal federal funds rate is the ultimate interest rate level that the Fed targets for a cycle of rate hikes or cuts.) Macro volatility, driven by stronger than consensus expected U.S. economic data and geopolitical events, also weakened risk assets overall, which weighed on agency mortgage-backed securities.

In the fourth quarter of 2022, agency mortgage-backed securities delivered positive returns and spreads tightened, as the market rallied on decreasing macro and interest rate volatility and the potential of a partial soft landing. (A soft landing in economics is a cyclical downturn that avoids recession.) Bond yields, which continued to rise during the first half of the quarter, fell during the second half, as investors shifted their focus away from accelerated Fed policy tightening in light of moderating U.S. inflation data.

During the first quarter of 2023, agency mortgage-backed securities added to their gains despite broad-based market volatility. Positive investor sentiment in January, as inflation continued to ease, gave way to worries during February about an overheating U.S. economy. In March, agency mortgage-backed securities advanced, as regional bank failures suggested a lower than consensus expected terminal federal funds rate.

For the Reporting Period overall, agency mortgage-backed securities, as represented by the Index, produced a negative return.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund underperformed the Index during the Reporting Period, with our cross-sector strategy detracting from returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Individual issue selection contributed positively to relative performance. Our duration positioning strategy also added modestly to results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within the cross-sector strategy, the Fund was hurt by its overweight relative to the Index in commercial mortgage- backed securities (“CMBS”). On the positive side, the Fund was helped by its overweight in agency mortgage-backed

30

FUND RESULTS

securities, which was driven by what we considered to be the sector’s attractive carry and valuations. (In this context, carry refers to the expected return from holding an asset, assuming nothing changes, over a period of time.)

Within individual issue selection, the Fund was aided by holdings of agency mortgage-backed securities. Its positioning in the coupon stack (that is, across securities with different coupons) was also advantageous. On the other hand, our preference for Ginnie Mae mortgage-backed securities over Fannie Mae and Freddie Mac mortgage-backed securities detracted from relative performance.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

The Fund’s duration positioning strategy had a positive impact on performance during the Reporting Period. More specifically, the Fund benefited from our rather neutral duration position on the U.S. Treasury yield curve. (The duration positioning strategy is implemented via bonds as well as interest rate swaps and/or futures.) Our yield curve positioning strategy did not have a material impact on performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, interest rate swaps and swaptions (options on interest rate swap contracts), basis swaps and credit default swaps. The Fund employed U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Swaptions (options on interest rate swap contracts) were employed to express our interest rate views and to hedge volatility and yield curve risks in the Fund. Basis swaps were used to swap variable interest rate payments based on different reference interest rates with the goal of hedging the Fund’s interest rate risk. The Fund employed credit default swaps to manage the beta of the Fund on an active basis. (In this context, beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.) Derivatives may be used in combination with cash securities to implement our views in the Fund.

The Fund’s use of credit default swaps had a negative impact on performance during the Reporting Period. The use of U.S. Treasury futures added to the Fund’s returns. The other derivatives used by the Fund did not have a meaningful impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the fourth quarter of 2022, we shifted the Fund from an underweight position in agency mortgage-backed securities to an overweight position because of what we considered to be their attractive spreads, our view that market volatility had room to come down, and weak supply conditions overall. We reduced the size of that Fund overweight in February 2023 based on valuations and in anticipation of a seasonal pickup in housing demand. During March, we moderately increased the Fund’s overweight in agency mortgage-backed securities, as spreads widened due to banking sector stress and because of the positive implications for fundamentals if mortgage availability tightens. Also in March, we slightly reduced the Fund’s overweight in Ginnie Mae mortgage-backed securities to take profits in the wake of strong gains. In addition, within the Fund’s overweight to CMBS, we decreased exposure to the mezzanine part of the capital structure, given the challenging fundamental backdrop driven by property sector concerns. (Mezzanine refers to debt issues that are subordinate to other debt issues from the same issuer.) We shifted the Fund’s focus to higher quality market segments, such as AAA-rated collateralized loan obligations (“CLOs”) and AAA-rated CMBS, that offered what we considered attractive relative valuations and protection from tail risk. (Tail risk is an event or an outcome that has only a small probability of happening.)

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective February 14, 2023, Christopher J. Hogan no longer served as a portfolio manager for the Fund. Jon Calluzzo and Rob Pyne, who have both managed the Fund since 2022, remained portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

31

FUND RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund remained overweight relative to the Index in agency mortgage-backed securities. The Fund was overweight asset backed securities (“ABS”), with a focus on AAA-rated auto ABS and AAA-rated credit card ABS given that spread widening had made their valuations attractive, in our view. Although delinquencies had risen on auto and credit card loans, reflecting increased household debt and the consequences of heightened levels of inflation, most delinquencies were from subprime borrowers. In addition, the Fund was overweight CLOs and CMBS at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we expected home prices to moderate in the near term given that the housing market was hampered by high mortgage interest rates and a lack of affordability overall. However, such a downtrend would not necessarily lead to negative outcomes for agency mortgage-backed securities, in our view. The sector has historically exhibited an attractive return profile during periods of stress, benefiting from implicit and explicit government guarantees as well as from favorable investor sentiment during flights to quality. Although overall demand for agency mortgage-backed securities was fairly low when 2023 started, we also observed renewed buying from hedge funds, U.S. banks and money managers. Accordingly, the Fund remained overweight versus the Index in agency mortgage-backed securities at the end of the Reporting Period. We favored production coupon mortgage-backed securities over discount coupon mortgage-backed securities[1] because higher coupons offered historically attractive valuations, in our opinion, though portfolio sales by the Federal Deposit Insurance Corporation did lead to high volatility across the coupon stack during March. In our view, intermediate coupons were likely to provide more stable cash flows in a lower interest rate environment and also offer some downside protection, while lower coupon valuations remained tight and susceptible to investor selling. Because we were mindful of risks, we continued rotating the Fund into more call-protected specified pools of agency mortgage-backed securities. (Call protection is a provision of some bonds that prohibits the issuer from buying it back for a

[1]

Production coupon mortgage-backed securities bear a coupon rate close to prevailing interest rates for similar investments at the time of issue. Discount coupon mortgage-backed securities bear a lower coupon rate than prevailing interest rates.

specified period of time.) We also favored a Fund overweight in Ginnie Mae mortgage-backed securities relative to Fannie Mae and Freddie Mac mortgage-backed securities, largely because of supportive market technicals, such as increased demand by banks for Ginnie Mae mortgage-backed securities.

In addition, at the end of the Reporting Period, the Fund was overweight securitized sectors broadly, with a preference for ABS, CLOs and CMBS. Within ABS, we continued to favor AAA-rated CLOs based on our view of their attractive carry and low interest rate sensitivity. We also considered CLOs attractive, especially those near the top of the capital structure, due to their strong carry and price convexity as well as their robust structures with high levels of credit enhancement. (Convexity is a measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.)

32

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2023

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

33

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2023

The following graph shows the value, as of March 31, 2023, of a $1,000,000 investment made on April 1, 2013 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Securitized Bond Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2013 through March 31, 2023.

Average Annual Total Return through March 31, 2023[1]	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-5.73%	-0.04%	0.72%	—
Including sales charges	-9.23%	-0.81%	0.34%	—

Institutional	-5.40%	0.30%	1.06%	—

Separate Account Institutional	-5.41%	0.30%	1.07%	—

Investor	-5.58%	0.19%	0.95%	1.48%

Class R6 (Commenced July 31, 2015)	-5.39%	0.31%	N/A	0.57%

Class P (Commenced April 20, 2018)	-5.50%	N/A	N/A	0.39%

[1]

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

34

FUND BASICS

Index Definitions

The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Bloomberg Global Aggregate Corporate Index is a measure of global investment grade, fixed-rate corporate debt. This multimarkets issuers within the industrial, utility and financial sectors CDX indices are a family of tradable credit default swap indices covering North America and the emerging markets. TRS is an index based on Markit iBoxxTM USD Liquid Leveraged Loans Index, which is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loan Liquidity service.

It is not possible to invest directly in an unmanaged index.

35

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments March 31, 2023

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 64.9%

Angola – 1.2%
Angolan Government International Bond (B-/B3)
	$1,840,000	8.750	%(a)	04/14/32	$1,552,500
Republic of Angola (B-/B3)
	1,740,000	8.000		11/26/29	1,496,400
	740,000	9.125		11/26/49	573,500
Republic of Angola (NR/B3)
	910,000	9.500		11/12/25	899,763
	660,000	8.250		05/09/28	586,575
	4,090,000	8.250	(a)	05/09/28	3,634,987

					8,743,725

Argentina(b) – 1.0%
Republic of Argentina (CCC-/NR)
EUR	120,088	0.500		07/09/29	30,874
	$1,479,348	1.000		07/09/29	407,560
EUR	3,559,900	0.125		07/09/30	899,546
	$6,884,677	0.500	(c)	07/09/30	1,979,345
	10,164,166	1.500	(c)	07/09/35	2,617,273
	840,000	3.875	(c)	01/09/38	259,507
	4,514,455	3.500	(c)	07/09/41	1,257,276

					7,451,381

Azerbaijan – 0.4%
Republic of Azerbaijan (NR/Ba1u)
	684,000	4.750		03/18/24	673,868
	2,540,000	3.500		09/01/32	2,143,601

					2,817,469

Bahrain – 2.7%
CBB International Sukuk Programme Co. SPC (B+/B2u)
	2,670,000	3.950	(a)	09/16/27	2,569,875
Kingdom of Bahrain (B+/B2u)
	1,510,000	7.375	(a)	05/14/30	1,559,075
	1,320,000	5.625	(a)	09/30/31	1,219,350
	680,000	5.450		09/16/32	606,900
	820,000	5.450	(a)	09/16/32	731,850
Kingdom of Bahrain (B+/NR)
	1,950,000	4.250	(a)	01/25/28	1,798,875
	2,160,000	4.250		01/25/28	1,992,600
	5,670,000	6.750		09/20/29	5,620,387
	1,650,000	5.250	(a)	01/25/33	1,431,375
	1,930,000	5.250		01/25/33	1,674,275
	880,000	5.625	(a)	05/18/34	767,800

					19,972,362

Benin – 0.3%
Benin Government International Bond (B+/B1)
EUR	290,000	4.950		01/22/35	215,004
Benin Government International Bond (B+/NR)
	2,190,000	4.875	(a)	01/19/32	1,789,158

					2,004,162

Brazil – 0.8%
Republic of Brazil (BB-/Ba2)
	$1,635,000	3.875		06/12/30	1,460,055

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Brazil (continued)
	$5,770,000	4.750	%(b)	01/14/50	$4,260,063

					5,720,118

Cameroon(a) – 0.1%
Costa Rica Government International Bond (B-/B2u)
EUR	880,000	5.950		07/07/32	681,950

Cayman Islands(a) – 0.3%
KSA Sukuk Ltd. (NR/A1)
	$2,170,000	5.268		10/25/28	2,256,800

Chile(b) – 2.1%
Republic of Chile (A/A2)
	4,970,000	3.500		01/31/34	4,422,679
	1,240,000	4.340		03/07/42	1,091,820
	390,000	3.500		01/25/50	291,111
	2,960,000	4.000		01/31/52	2,396,305
	3,410,000	3.100		01/22/61	2,220,336
	7,770,000	3.250		09/21/71	5,037,388

					15,459,639

Colombia(b) – 3.0%
Republic of Colombia (BB+/Baa2)
	480,000	3.875		04/25/27	435,690
	1,990,000	4.500		03/15/29	1,755,926
	6,620,000	3.000		01/30/30	5,183,460
	5,530,000	3.125		04/15/31	4,219,390
	1,300,000	3.250		04/22/32	967,200
	1,010,000	8.000		04/20/33	1,035,755
	1,750,000	7.500		02/02/34	1,717,625
	920,000	5.625		02/26/44	695,060
	1,660,000	5.000		06/15/45	1,162,311
	3,570,000	4.125		05/15/51	2,206,260
	5,810,000	3.875		02/15/61	3,354,549

					22,733,226

Costa Rica – 1.1%
Costa Rica Government International Bond (B+/B2)
	7,100,000	6.550	(a)(b)	04/03/34	7,122,187
Republic of Costa Rica (B+/B2)
	880,000	6.125		02/19/31	872,190
	470,000	5.625		04/30/43	407,226

					8,401,603

Dominican Republic – 2.3%
Dominican Republic (BB/Ba3)
	450,000	6.875		01/29/26	455,709
	1,310,000	5.950		01/25/27	1,286,911
	1,500,000	8.625		04/20/27	1,562,625
	1,640,000	5.500	(a)(b)	02/22/29	1,539,858
	3,290,000	4.500	(a)	01/30/30	2,857,776
	1,440,000	4.500		01/30/30	1,250,820
	2,510,000	7.050	(a)(b)	02/03/31	2,524,119
	199,000	6.850		01/27/45	176,961
	2,300,000	6.500	(a)	02/15/48	1,943,931
	360,000	6.400	(a)	06/05/49	299,543

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Dominican Republic (continued)
	$4,170,000	5.875%		01/30/60	$3,164,769
Dominican Republic Central Bank Notes (NR/NR)
DOP	19,530,000	13.000	(a)	01/30/26	353,926

					17,416,948

Ecuador – 1.2%
Republic of Ecuador (B-/NR)
	$3,532,360	0.000	(a)(d)	07/31/30	1,047,124
	1,620,000	0.000	(d)	07/31/30	480,229
	993,040	5.500	(a)(c)	07/31/30	459,467
	5,900,000	5.500	(c)	07/31/30	2,729,856
	10,618,455	2.500	(a)(c)	07/31/35	3,512,718
	3,320,000	1.500	(c)	07/31/40	992,472

					9,221,866

Egypt – 1.9%
Republic of Egypt (B/B3)
	1,370,000	5.800		09/30/27	957,116
	3,153,000	5.875		02/16/31	1,897,318
	1,430,000	7.300		09/30/33	874,356
	1,480,000	7.500		02/16/61	794,853
Republic of Egypt (B/B3u)
	2,440,000	6.588		02/21/28	1,699,307
	3,020,000	7.625	(a)	05/29/32	1,902,222
	2,200,000	8.700		03/01/49	1,278,475
	1,190,000	8.700	(a)	03/01/49	691,539
	2,960,000	8.875	(a)	05/29/50	1,732,155
	2,760,000	8.875		05/29/50	1,615,117
Republic of Egypt (B/NR)
EUR	139,000	6.375		04/11/31	89,675
	670,000	6.375	(a)	04/11/31	432,245

					13,964,378

El Salvador – 0.9%
Republic of El Salvador (CCC+/Caa3u)
	$2,558,000	5.875		01/30/25	1,979,252
	580,000	6.375		01/18/27	317,550
	710,000	8.250		04/10/32	372,750
	3,820,000	7.625		02/01/41	1,757,200
	610,000	7.125	(b)	01/20/50	274,500
	2,260,000	9.500	(a)(b)	07/15/52	1,152,600
	1,440,000	9.500	(b)	07/15/52	734,400

					6,588,252

Ethiopia – 0.1%
Ethiopia International Bond (CCC/Caa2)
	940,000	6.625		12/11/24	652,008

Gabon – 0.2%
Gabon Government International Bond (NR/Caa1)
	940,000	7.000	(a)(b)	11/24/31	719,100
Republic of Gabon (NR/Caa1)
	200,000	7.000	(b)	11/24/31	153,000

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Gabon (continued)
Republic of Gabon (NR/NR)
	$836,079	6.375%		12/12/24	$794,431

					1,666,531

Ghana – 0.9%
Republic of Ghana (CC/Ca)
	1,870,000	7.750	(e)	04/07/29	640,826
	1,660,000	7.625	(e)	05/16/29	570,936
	560,000	8.125	(a)(e)	03/26/32	192,255
	4,150,000	8.625	(e)	04/07/34	1,411,778
	410,000	8.625	(a)(e)	04/07/34	139,477
	410,000	8.875	(e)	05/07/42	136,402
	1,410,000	8.875	(a)(e)	05/07/42	469,089
	210,000	8.627	(a)	06/16/49	68,158
	379,000	8.627	(e)	06/16/49	123,009
	440,000	8.950	(e)	03/26/51	145,558
Republic of Ghana (D/Ca)
	1,756,000	6.375	(e)	02/11/27	620,965
	750,000	6.375	(a)(e)	02/11/27	265,219
	810,000	7.875	(e)	02/11/35	277,324
Republic of Ghana (NR/Caa3)
	1,970,000	10.750	(e)	10/14/30	1,348,588

					6,409,584

Guatemala – 1.5%
Republic of Guatemala (BB/Ba1)
	6,260,000	4.375	(a)	06/05/27	6,008,817
	1,330,000	5.250	(a)(b)	08/10/29	1,292,427
	1,270,000	4.900	(b)	06/01/30	1,207,532
	1,290,000	6.125	(a)(b)	06/01/50	1,216,873
	600,000	6.125	(b)	06/01/50	565,988
Republic of Guatemala (BB/NR)
	1,500,000	4.650	(b)	10/07/41	1,222,313

					11,513,950

Honduras(a)(b) – 0.1%
Republic of Honduras (BB-/B1)
	710,000	5.625		06/24/30	558,371

Hungary – 3.3%
Hungary Government International Bond (BBB-/Baa2)
EUR	345,000	5.000		02/22/27	376,959
	$3,840,000	6.125	(a)	05/22/28	3,931,200
	4,860,000	6.125		05/22/28	4,975,425
	2,910,000	5.250		06/16/29	2,848,162
	3,540,000	5.250	(a)	06/16/29	3,464,775
	1,770,000	2.125		09/22/31	1,357,701
	3,000,000	6.250	(a)	09/22/32	3,056,250
	2,300,000	5.500	(a)	06/16/34	2,219,500
	3,050,000	3.125		09/21/51	1,863,931
	580,000	6.750	(a)	09/25/52	598,850

					24,692,753

Indonesia – 2.5%
Perusahaan Penerbit SBSN Indonesia III (BBB/Baa2)
	1,032,000	3.800	(a)	06/23/50	823,133

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Indonesia (continued)
	$1,460,000	3.800%		06/23/50	$1,164,511
Republic of Indonesia (BBB/Baa2)
	1,380,000	4.150	(b)	09/20/27	1,357,727
	2,380,000	3.850		10/15/30	2,265,165
	5,630,000	4.650	(b)	09/20/32	5,609,507
	1,290,000	4.850	(b)	01/11/33	1,298,204
EUR	870,000	1.100		03/12/33	691,302
	$350,000	4.625		04/15/43	325,976
	1,520,000	3.050		03/12/51	1,117,367
	710,000	5.650	(b)	01/11/53	737,591
	1,950,000	3.200	(b)	09/23/61	1,350,589
	890,000	4.450		04/15/70	765,498
	1,490,000	3.350		03/12/71	1,028,264

					18,534,834

Iraq(b) – 0.1%
Republic of Iraq (NR/NR)
	625,000	5.800		01/15/28	582,148

Ivory Coast – 0.6%
Republic of Ivory Coast (BB-/Ba3)
EUR	3,960,000	5.250		03/22/30	3,510,852
	$1,500,000	6.125		06/15/33	1,297,500

					4,808,352

Jamaica – 0.2%
Jamaica Government International Bond (B+/B2)
	1,140,000	7.875		07/28/45	1,324,395

Jordan – 0.9%
Kingdom of Jordan (B+/B1)
	1,725,000	5.750		01/31/27	1,643,386
	2,160,000	5.850	(a)	07/07/30	1,912,680
	3,380,000	5.850		07/07/30	2,992,990

					6,549,056

Kenya – 0.6%
Republic of Kenya (B/B2u)
	2,020,000	7.000	(a)	05/22/27	1,706,900
	550,000	7.250		02/28/28	451,000
	750,000	7.250	(a)	02/28/28	615,000
	410,000	8.000		05/22/32	334,150
	2,200,000	8.000	(a)	05/22/32	1,793,000

					4,900,050

Lebanon(e) – 0.2%
Republic of Lebanon (D/NR)
	2,710,000	8.250		04/12/21	164,802
	2,020,000	6.650		04/22/24	124,104
	3,990,000	6.200		02/26/25	254,362
	130,000	6.600		11/27/26	8,288
	710,000	6.850		03/23/27	45,263
	750,000	6.650		11/03/28	47,812
	5,764,000	6.850		05/25/29	346,921
	1,914,000	6.650		02/26/30	122,017
	1,520,000	7.050		11/02/35	96,900

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Lebanon(e) (continued)
Republic of Lebanon (D/WR)
	$310,000	6.100%		10/04/22	$19,763
Republic of Lebanon (NR/NR)
	3,663,000	6.750		11/29/27	233,516

					1,463,748

Macedonia – 0.7%
Republic of North Macedonia (BB-/NR)
EUR	4,140,000	2.750	(a)	01/18/25	4,210,057
	1,230,000	6.960		03/13/27	1,338,617

					5,548,674

Maldives(a) – 0.1%
Maldives Sukuk Issuance Ltd. (NR/Caa1)
	$600,000	9.875		04/08/26	498,066

Mexico(b) – 2.7%
Mexico Government International Bond (BBB/Baa2)
	710,000	4.875		05/19/33	680,535
EUR	3,990,000	2.250		08/12/36	3,071,739
	1,110,000	2.125		10/25/51	669,460
United Mexican States (BBB/Baa2)
	$310,000	5.400		02/09/28	320,385
	6,720,000	2.659		05/24/31	5,624,640
	1,240,000	4.280		08/14/41	1,013,157
	11,829,000	3.771		05/24/61	7,968,310
	1,400,000	3.750		04/19/71	931,263

					20,279,489

Mongolia(a) – 0.2%
Mongolia Government International Bond (B/B3u)
	460,000	3.500		07/07/27	366,901
	720,000	8.650		01/19/28	705,679
Republic of Mongolia (B/B3u)
	280,000	5.125		04/07/26	246,431

					1,319,011

Morocco – 1.6%
Republic of Morocco (BB+/Ba1u)
	1,160,000	2.375	(a)	12/15/27	1,020,800
	1,440,000	2.375		12/15/27	1,267,200
	3,610,000	5.950		03/08/28	3,682,200
EUR	1,010,000	1.500	(a)	11/27/31	819,318
	$1,390,000	3.000	(a)	12/15/32	1,115,735
	1,400,000	6.500	(a)	09/08/33	1,442,000
	810,000	4.000	(a)	12/15/50	548,421
	1,230,000	4.000		12/15/50	832,787
Republic of Morocco (BB+/NR)
	1,620,000	5.500		12/11/42	1,391,985

					12,120,446

Mozambique(c) – 0.1%
Republic of Mozambique (NR/Caa2u)
	980,000	5.000		09/15/31	697,515

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Nigeria – 2.0%
Republic of Nigeria (B-/Caa1)
$3,140,000	6.500%		11/28/27	$2,551,250
630,000	6.125	(a)	09/28/28	489,825
3,000,000	6.125		09/28/28	2,332,500
850,000	8.375		03/24/29	699,125
3,178,000	7.143		02/23/30	2,415,280
610,000	8.747		01/21/31	488,000
2,930,000	7.875		02/16/32	2,197,500
2,540,000	7.696	(a)	02/23/38	1,690,370
380,000	7.625		11/28/47	243,200
2,395,000	8.250		09/28/51	1,580,700

				14,687,750

Oman – 3.5%
Republic of Oman (BB/Ba3)
1,430,000	4.750		06/15/26	1,391,837
1,030,000	5.375		03/08/27	1,015,709
1,740,000	6.500		03/08/47	1,605,150
Republic of Oman (NR/Ba3)
2,680,000	6.750	(a)	10/28/27	2,800,600
880,000	6.750		10/28/27	919,600
8,030,000	5.625		01/17/28	8,003,902
2,570,000	6.000		08/01/29	2,580,119
3,260,000	6.250	(a)	01/25/31	3,314,605
810,000	6.250		01/25/31	823,568
1,390,000	7.375	(a)	10/28/32	1,517,533
2,230,000	6.750	(a)	01/17/48	2,110,137
500,000	7.000		01/25/51	486,656

				26,569,416

Pakistan – 0.9%
Pakistan Water & Power Development Authority (CCC+/NR)
940,000	7.500		06/04/31	282,103
Republic of Pakistan (CCC+/Caa3)
2,838,000	8.250		04/15/24	1,234,842
5,042,000	6.875		12/05/27	1,765,255
500,000	7.875		03/31/36	168,063
Republic of Pakistan (NR/Caa3)
790,000	6.000	(a)	04/08/26	284,487
2,868,000	6.000		04/08/26	1,032,795
420,000	7.375	(a)	04/08/31	145,996
1,630,000	7.375		04/08/31	566,604
3,340,000	8.875		04/08/51	1,121,614

				6,601,759

Panama – 1.7%
Panama Notas del Tesoro (BBB/Baa2)
2,560,000	3.750		04/17/26	2,442,880
Republic of Panama (BBB/Baa2)
740,000	3.160	(b)	01/23/30	648,333
3,460,000	4.500	(b)	04/16/50	2,627,005
1,990,000	4.500	(b)	04/01/56	1,476,704
6,430,000	3.870	(b)	07/23/60	4,198,790

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Panama (continued)
	$1,950,000	4.500	%(b)	01/19/63	$1,404,366

					12,798,078

Papua New Guinea(a) – 0.1%
Papua New Guinea Government International Bond (B-/B2)
	490,000	8.375		10/04/28	434,661

Paraguay – 1.4%
Republic of Paraguay (BB/Ba1)
	610,000	5.000	(a)	04/15/26	604,205
	2,440,000	4.700	(a)	03/27/27	2,390,895
	400,000	4.950	(b)	04/28/31	385,450
	340,000	4.950	(a)(b)	04/28/31	327,632
	1,250,000	2.739		01/29/33	1,004,141
	6,339,000	2.739	(a)(b)	01/29/33	5,092,198
	670,000	5.400	(b)	03/30/50	574,232

					10,378,753

Peru – 1.3%
Republic of Peru (BBB/Baa1)
	270,000	2.392	(b)	01/23/26	254,188
	560,000	4.125		08/25/27	548,555
	360,000	2.783	(b)	01/23/31	307,080
EUR	580,000	1.250	(b)	03/11/33	452,416
	$1,620,000	3.000	(b)	01/15/34	1,317,566
	4,770,000	2.780	(b)	12/01/60	2,834,573
	900,000	3.600	(b)	01/15/72	599,231
	5,740,000	3.230	(b)	07/28/21(f)	3,416,376

					9,729,985

Philippines – 0.8%
Philippines Government International Bond (BBB+/Baa2)
	2,740,000	5.609		04/13/33	2,918,402
	1,320,000	5.950		10/13/47	1,420,795
Republic of Philippines (BBB+/Baa2)
	1,870,000	3.200		07/06/46	1,386,343

					5,725,540

Poland(b) – 0.3%
Republic of Poland (A-/A2)
	240,000	5.500		11/16/27	249,830
	1,680,000	5.750		11/16/32	1,793,484

					2,043,314

Qatar – 0.4%
Republic of Qatar (AA/Aa3)
	2,290,000	4.400		04/16/50	2,112,525
	1,290,000	4.400	(a)	04/16/50	1,190,025

					3,302,550

Romania – 2.7%
Republic of Romania (BBB-/Baa3)
	1,520,000	3.000	(a)	02/27/27	1,377,500
EUR	880,000	2.375	(a)	04/19/27	852,243
	$900,000	5.250		11/25/27	885,375
	2,400,000	6.625	(a)	02/17/28	2,490,864

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (continued)

Romania (continued)
	$3,180,000	6.625%	02/17/28	$3,299,250
EUR	600,000	2.875	05/26/28	569,688
	1,130,000	1.750(a)	07/13/30	900,731
	700,000	2.124(a)	07/16/31	553,231
	$50,000	3.625(a)	03/27/32	42,063
	2,520,000	3.625	03/27/32	2,119,950
	290,000	7.125(a)	01/17/33	307,296
EUR	420,000	2.000	04/14/33	311,441
	2,810,000	2.000(a)	04/14/33	2,083,690
	590,000	2.750	04/14/41	375,115
	990,000	3.375	01/28/50	644,193
	$1,530,000	4.000	02/14/51	1,062,202
	740,000	7.625(a)	01/17/53	793,419
Republic of Romania (BBB-/Baa3)
	2,070,000	3.000(a)	02/14/31	1,699,987

				20,368,238

Russia(e)(g) – 0.1%
Russian Federation Bond (NR/NR)
	3,200,000	4.375(a)	03/21/29	160,000
EUR	10,800,000	1.850	11/20/32	585,630
	$1,000,000	5.100	03/28/35	50,000
	4,200,000	5.100(a)	03/28/35	210,000

				1,005,630

Saudi Arabia – 2.3%
Saudi Government International Bond (NR/A1)
	3,060,000	4.750(a)	01/18/28	3,096,720
	2,060,000	5.500(a)	10/25/32	2,199,050
	1,380,000	5.000	04/17/49	1,285,384
	1,360,000	5.000(a)	01/18/53	1,262,930
	2,880,000	3.750	01/21/55	2,211,840
	1,770,000	3.750(a)	01/21/55	1,359,360
	5,460,000	4.500(a)	04/22/60	4,775,111
	1,650,000	3.450	02/02/61	1,165,622

				17,356,017

Senegal – 0.4%
Republic of Senegal (B+/Ba3)
EUR	1,920,000	4.750(a)	03/13/28	1,728,259
	$460,000	6.250	05/23/33	365,700
	1,300,000	6.750	03/13/48	890,500

				2,984,459

Serbia – 1.1%
Republic of Serbia (BB+/Ba2)
	2,670,000	6.250(a)	05/26/28	2,693,362
EUR	1,170,000	1.000(a)	09/23/28	975,281
	420,000	1.000	09/23/28	350,101
	$1,190,000	2.125	12/01/30	900,533
EUR	520,000	1.650	03/03/33	370,368
	$1,210,000	6.500(a)	09/26/33	1,200,925
EUR	290,000	2.050	09/23/36	189,352

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (continued)

Serbia (continued)
Republic of Serbia (NR/Ba2)
EUR	1,620,000	3.125%	05/15/27	$1,580,981

				8,260,903

South Africa – 2.2%
Republic of South Africa (BB-/Ba2)
	$2,470,000	4.300	10/12/28	2,210,650
	4,290,000	4.850	09/30/29	3,839,550
	1,280,000	5.875	04/20/32	1,160,000
	530,000	6.250	03/08/41	442,550
	940,000	5.375	07/24/44	693,250
	1,100,000	5.000	10/12/46	759,000
	4,180,000	5.750	09/30/49	3,061,850
	890,000	7.300	04/20/52	770,962
Republic of South Africa (NR/Ba2)
	280,000	4.850	09/27/27	265,300
	4,390,000	5.650	09/27/47	3,226,650

				16,429,762

Sri Lanka(e) – 0.7%
Republic of Sri Lanka (D/Ca)
	690,000	6.125	06/03/25	251,117
	1,600,000	6.850	11/03/25	579,300
	3,770,000	6.850(a)	11/03/25	1,364,976
	1,150,000	6.200	05/11/27	403,075
	1,477,000	6.750	04/18/28	515,266
	1,690,000	6.750(a)	04/18/28	589,573
	490,000	7.550	03/28/30	171,439
	3,010,000	7.550(a)	03/28/30	1,053,124

				4,927,870

Trinidad and Tobago(a)(b) – 0.2%
Republic of Trinidad & Tobago (BBB-/Ba2)
	1,560,000	4.500	06/26/30	1,486,680

Tunisia – 0.3%
Tunisian Republic (NR/Caa2)
EUR	657,000	6.750	10/31/23	609,780
	210,000	5.625	02/17/24	166,539
	$880,000	5.750	01/30/25	497,640
EUR	1,150,000	6.375	07/15/26	661,626

				1,935,585

Turkey – 3.5%
Hazine Mustesarligi Varlik Kiralama AS (NR/B3)
	$2,130,000	5.125	06/22/26	1,934,706
Republic of Turkey (NR/B3)
	890,000	4.875	10/09/26	803,225
	4,840,000	6.000	03/25/27	4,464,900
	3,378,000	9.875	01/15/28	3,517,342
	6,670,000	5.250	03/13/30	5,502,750
	2,200,000	5.950	01/15/31	1,861,750
	880,000	5.875	06/26/31	730,400
	2,670,000	6.500	09/20/33	2,276,175
	1,750,000	6.000	01/14/41	1,312,500
	2,500,000	4.875	04/16/43	1,653,125

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Turkey (continued)
	$2,560,000	5.750%		05/11/47	$1,808,000

					25,864,873

Ukraine – 0.6%
Ukraine Government Bond (CCC+/Cau)
	2,600,000	7.750		09/01/27	463,612
	5,600,000	7.750		09/01/28	1,019,550
	1,220,000	7.750		09/01/29	221,354
Ukraine Government Bond (CCC+/NR)
EUR	2,890,000	6.750		06/20/28	511,855
	$910,000	6.876		05/21/31	156,065
EUR	2,210,000	4.375	(a)	01/27/32	407,447
	970,000	4.375		01/27/32	178,834
	$4,490,000	7.375		09/25/34	767,790
	873,000	7.253	(a)	03/15/35	149,119
	3,120,000	7.253		03/15/35	532,935
	1,478,000	0.000	(e)(h)	08/01/41	387,790

					4,796,351

United Arab Emirates – 0.5%
Emirate of Dubai Government International Bond (NR/NR)
	1,800,000	3.900		09/09/50	1,295,213
Finance Department Government of Sharjah (BBB-/Ba1)
	770,000	3.625		03/10/33	623,844
	490,000	3.625	(a)	03/10/33	396,992
	2,881,000	4.000	(a)	07/28/50	1,811,969

					4,128,018

Uruguay – 1.0%
Republic of Uruguay (BBB/Baa2)
	569,610	4.375	(b)	01/23/31	566,192
	4,405,920	5.750	(b)	10/28/34	4,826,686
	2,100,000	4.975		04/20/55	2,063,250

					7,456,128

Uzbekistan – 0.5%
National Bank of Uzbekistan (BB-/NR)
	1,560,000	4.850		10/21/25	1,438,417
Republic of Uzbekistan (BB-/NR)
	790,000	5.375		02/20/29	718,801
	990,000	5.375	(a)	02/20/29	900,776
	1,160,000	3.700	(a)	11/25/30	920,243

					3,978,237

Vietnam(b)(i) – 0.3%
Debt and Asset Trading Corp. (NR/NR)
	2,360,000	1.000		10/10/25	1,976,205

Zambia – 0.2%
Republic of Zambia (D/NR)
	520,000	8.500	(e)	04/14/24	232,798
	600,000	8.970		07/30/27	265,500

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Zambia (continued)
Republic of Zambia (NR/NR)
$2,462,000	5.375	%(e)	09/20/22	$1,046,042

				1,544,340

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $616,228,354)				$484,323,962

Corporate Obligations – 17.9%

Azerbaijan – 0.1%
State Oil Co. of the Azerbaijan Republic (BB-/NR)
$1,040,000	6.950%		03/18/30	$1,062,100

Bermuda(a)(b) – 0.2%
Tengizchevroil Finance Co. International Ltd. (BB+/Baa2)
1,690,000	2.625		08/15/25	1,501,776

Brazil – 0.4%
Banco do Brasil SA (CCC+/B2) (10 year CMT + 6.362%)
290,000	9.000	(b)(h)	06/18/24	283,402
Banco do Brasil SA (CCC+/NR) (10 year CMT + 4.398%)
1,980,000	6.250	(b)(h)	04/15/24	1,803,780
Samarco Mineracao SA (NR/WR)
775,000	4.125	(e)	11/01/22	289,317
430,000	5.750	(e)	10/24/23	162,406
800,000	5.375	(e)	09/26/24	298,900

				2,837,805

British Virgin Islands – 0.2%
Easy Tactic Ltd. (NR/NR)(j)
410,265	7.500	(b)	07/11/28	85,951
Huarong Finance 2017 Co. Ltd. (NR/NR)
480,000	4.750		04/27/27	384,840
290,000	4.250		11/07/27	221,850
SF Holding Investment 2021 Ltd. (A-/A3)
390,000	2.375		11/17/26	356,923
360,000	3.125		11/17/31	307,965

				1,357,529

Burundi – 0.9%
The African Export-Import Bank (NR/Baa1)
2,022,000	2.634	(a)(b)	05/17/26	1,803,199
1,740,000	3.798	(a)(b)	05/17/31	1,411,227
The Eastern & Southern African Trade & Development Bank (NR/Baa3)
3,740,000	4.875		05/23/24	3,605,061

				6,819,487

Cayman Islands(b) – 0.8%
Gaci First Investment Co. (NR/A1)
5,610,000	5.000		10/13/27	5,687,138

Chile – 0.4%
Embotelladora Andina SA (BBB/NR)
506,000	5.000	(a)	10/01/23	502,028

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Chile (continued)
Empresa de los Ferrocarriles del Estado (A/NR)
$600,000	3.068	%(a)(b)	08/18/50	$371,738
Empresa de Transporte de Pasajeros Metro SA (NR/A3)
830,000	3.650	(a)(b)	05/07/30	765,156
GNL Quintero SA (BBB/Baa2)
810,688	4.634		07/31/29	777,399
Inversiones CMPC SA (BBB-/NR)
660,000	4.375	(a)(b)	05/15/23	656,411

				3,072,732

China – 0.3%
China Aoyuan Group Ltd. (NR/NR)
370,000	5.980	(b)(e)	08/18/25	33,300
Fantasia Holdings Group Co. Ltd. (NR/NR)
340,000	10.875	(b)(e)	03/02/24	35,700
Fantasia Holdings Group Co. Ltd. (NR/WR)
200,000	11.875	(b)(e)	06/01/23	20,500
Meituan (BBB-/Baa3)
860,000	3.050	(b)	10/28/30	688,344
Meituan (NR/Baa3)(d)
200,000	0.000	(k)	04/27/28	164,300
NIO, Inc. (NR/NR)
90,000	0.000	(d)(k)	02/01/26	83,250
360,000	0.500	(k)	02/01/27	285,480
Redsun Properties Group Ltd. (NR/Caa3u)
220,000	9.700	(b)(e)	04/16/23	25,300
Shimao Group Holdings Ltd. (NR/NR)
310,000	5.600	(b)(e)	07/15/26	43,400
1,020,000	5.200	(b)(e)	01/16/27	142,800
550,000	4.600	(b)(e)	07/13/30	75,625
400,000	3.450	(b)(e)	01/11/31	55,000
Sunac China Holdings Ltd. (NR/WR)
1,410,000	6.500	(b)(e)	07/09/23	327,825
600,000	6.650	(b)(e)	08/03/24	139,500
Yuzhou Group Holdings Co. Ltd. (NR/Cu)
480,000	6.000	(b)(e)	10/25/23	42,000
1,060,000	7.375	(b)(e)	01/13/26	92,750
410,000	6.350	(b)(e)	01/13/27	35,875
(-1x 5 Year CMT + 8.527%)
2,020,000	5.375	(b)(e)	09/29/23	80,800

				2,371,749

Colombia – 0.7%
Banco de Bogota SA (NR/Ba2)
350,000	6.250	(a)	05/12/26	338,205
Ecopetrol SA (BB+/Baa3)
2,930,000	4.625	(b)	11/02/31	2,240,425
2,290,000	8.875	(b)	01/13/33	2,310,037

				4,888,667

Cyprus – 0.1%
MHP SE (D/NR)
1,040,000	7.750		05/10/24	561,600

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Dominican Republic(a)(b) – 0.3%
Aeropuertos Dominicanos Siglo XXI SA (BB/Ba3)
	$2,420,000	6.750%		03/30/29	$2,351,938

Hong Kong – 0.3%
CNAC HK Finbridge Co. Ltd. (A-/NR)
	800,000	5.125		03/14/28	781,208
CNAC HK Finbridge Co. Ltd. (NR/Baa2)
	1,840,000	3.875		06/19/29	1,676,350

					2,457,558

India – 0.3%
Adani Electricity Mumbai Ltd. (BBB-/Baa3)
	760,000	3.949		02/12/30	541,880
Adani Ports & Special Economic Zone Ltd. (BBB-/Baa3)
	570,000	4.200	(b)	08/04/27	448,875
	270,000	4.375		07/03/29	205,200
Reliance Industries Ltd. (BBB+/Baa2)
	1,480,000	2.875	(a)	01/12/32	1,223,457

					2,419,412

Indonesia – 1.1%
Bank Negara Indonesia Persero Tbk PT (NR/Ba3) (5 year CMT + 3.466%)
	1,060,000	4.300	(b)(h)	03/24/27	848,117
Freeport Indonesia PT (NR/Baa3)
	910,000	5.315	(a)(b)	04/14/32	856,393
Indonesia Asahan Aluminium Persero PT (NR/Baa2)
	350,000	6.530		11/15/28	364,066
	1,180,000	5.450	(b)	05/15/30	1,158,096
	560,000	5.800	(a)(b)	05/15/50	498,505
Pertamina Persero PT (BBB/Baa2)
	690,000	6.500		05/27/41	708,740
	1,500,000	6.000		05/03/42	1,476,844
Pertamina Persero PT (NR/Baa2)
	2,240,000	2.300	(b)	02/09/31	1,845,446
	620,000	4.150	(b)	02/25/60	451,941

					8,208,148

Israel(a)(b) – 0.3%
Leviathan Bond Ltd. (BB-/Ba3)
	2,360,000	5.750		06/30/23	2,344,218

Ivory Coast(a)(i) – 0.2%
Brazil Minas SPE via State of Minas Gerais (BB-/NR)
	1,750,000	5.333		02/15/28	1,719,703

Kazakhstan – 0.9%
KazMunayGas National Co. JSC (BB+/Baa2)
	4,892,000	4.750		04/19/27	4,476,180
KazMunayGas National Co. JSC (NR/Baa2)
	2,240,000	3.500	(a)(b)	04/14/33	1,674,400
	260,000	3.500	(b)	04/14/33	194,350

					6,344,930

Luxembourg(b) – 0.3%
Altice Financing SA (B/B2)
EUR	1,320,000	4.250	(a)	08/15/29	1,151,645

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Luxembourg(b) (continued)
Puma International Financing SA (NR/B1)
$200,000	5.000%		01/24/26	$177,975
Rede D’or Finance S.a.r.l. (BB/NR)
256,000	4.500	(a)	01/22/30	209,350
552,000	4.500		01/22/30	451,412

				1,990,382

Malaysia(b) – 0.7%
Genm Capital Labuan Ltd. (BBB-/NR)
1,150,000	3.882	(a)	04/19/31	890,028
Petronas Capital Ltd. (A-/A2)
3,590,000	4.550	(a)	04/21/50	3,371,907
1,040,000	4.800	(a)	04/21/60	997,295
200,000	3.404		04/28/61	146,038

				5,405,268

Mauritius – 0.3%
Greenko Power II Ltd. (NR/Ba2)
1,012,300	4.300	(a)(b)	12/13/28	869,313
India Airport Infra (NR/B1)
500,000	6.250	(a)(b)	10/25/25	472,500
India Green Power Holdings (NR/Ba3)
420,000	4.000	(a)(b)	02/22/27	355,950
MTN Mauritius Investments Ltd. (BB-/Ba2)
727,000	4.755		11/11/24	708,052

				2,405,815

Mexico – 2.2%
Banco Mercantil del Norte SA (BB-/Ba2)
(5 year CMT + 4.643%)
1,210,000	5.875	(a)(b)(h)	01/24/27	1,020,937
(5 year CMT + 4.967%)
1,159,000	6.750	(a)(b)(h)	09/27/24	1,098,732
BBVA Bancomer SA (BB/NR) (5 year CMT + 2.650%)
1,310,000	5.125	(a)(b)(h)	01/18/33	1,122,997
Cemex SAB de CV (B+/NR) (5 year CMT + 4.907%)
760,000	9.125	(h)	03/14/28	759,278
Mexico City Airport Trust (BBB/Baa3)
980,000	4.250	(a)(b)	10/31/26	935,288
2,190,000	3.875	(a)(b)	04/30/28	2,025,750
1,300,000	5.500	(a)(b)	10/31/46	993,119
722,000	5.500		10/31/46	551,563
1,389,000	5.500	(b)	07/31/47	1,060,918
Petroleos Mexicanos (BBB/B1)
604,000	6.490	(b)	01/23/27	548,130
760,000	5.350		02/12/28	641,060
654,000	5.950	(b)	01/28/31	497,629
370,000	6.700	(b)	02/16/32	293,336
290,000	5.625		01/23/46	170,593
560,000	6.750		09/21/47	361,900
1,730,000	6.350		02/12/48	1,070,437
843,000	7.690	(b)	01/23/50	590,606
3,653,000	6.950	(b)	01/28/60	2,342,943

				16,085,216

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Netherlands – 0.6%
IHS Netherlands Holdco B.V. (B+/B3)
	$400,000	8.000	%(a)(b)	09/18/27	$353,200
Metinvest B.V. (NR/NR)
	301,000	7.750	(a)(b)	04/23/23	288,960
	200,000	7.750	(b)	04/23/23	192,000
Minejesa Capital B.V. (NR/Baa3)
	370,000	4.625		08/10/30	324,716
MV24 Capital B.V. (BB/NR)
	1,104,885	6.748	(a)	06/01/34	1,006,550
NE Property B.V. (BBB/NR)
EUR	1,540,000	3.375	(b)	07/14/27	1,462,721
Prosus NV (BBB/Baa3)
	$310,000	3.257	(a)(b)	01/19/27	281,325
	280,000	3.680	(b)	01/21/30	237,125

					4,146,597

Panama(a) – 0.9%
Aeropuerto Internacional de Tocumen SA (BBB/Baa2)
	1,190,000	4.000	(b)	08/11/41	945,901
	2,920,000	5.125	(b)	08/11/61	2,249,860
Autoridad del Canal de Panama (A-/A2)
	380,000	4.950		07/29/35	353,115
Banco Latinoamericano de Comercio Exterior SA (BBB/Baa2)
	2,430,000	2.375	(b)	09/14/25	2,235,843
Banco Nacional de Panama (BBB/Baa2)
	690,000	2.500	(b)	08/11/30	536,820

					6,321,539

Peru – 0.2%
Atlantica Transmision Sur SA (BBB/NR)
	724,570	6.875	(a)	04/30/43	684,266
Black Sea Trade & Development Bank (A-/Baa1)
	1,060,000	3.500		06/25/24	988,185
Corp. Lindley SA (BBB+/NR)
	30,000	4.625	(a)	04/12/23	29,853

					1,702,304

Qatar(a)(b) – 0.6%
QatarEnergy (AA/Aa3)
	6,097,000	3.300		07/12/51	4,518,639

South Africa – 1.3%
Eskom Holdings SOC Ltd. (BB-/Ba2)(i)
	900,000	4.314		07/23/27	801,468
	2,100,000	6.350		08/10/28	1,982,531
Eskom Holdings SOC Ltd. (CCC+/Caa2)
	940,000	6.750		08/06/23	929,014
	520,000	6.750		08/06/23	513,922
	2,640,000	7.125		02/11/25	2,581,095
Transnet SOC Ltd. (BB-/Ba3)
	2,510,000	8.250	(a)	02/06/28	2,491,175

					9,299,205

South Korea(a) – 0.1%
POSCO (A-/Baa1)
	340,000	5.625		01/17/26	344,678

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

South Korea(a) (continued)
$340,000	5.750%		01/17/28	$348,435
SK Hynix, Inc. (BBB-/Baa2)
230,000	6.375		01/17/28	230,863

				923,976

Thailand(b) – 0.2%
Bangkok Bank PCL (NR/Baa3) (5 year CMT + 2.150%)
200,000	3.466	(h)	09/23/36	162,286
PTT Treasury Center Co. Ltd. (BBB+/Baa1)
2,410,000	3.700	(a)	07/16/70	1,593,613

				1,755,899

Turkey(b)(h) – 0.2%
Yapi ve Kredi Bankasi A/S (NR/Caa3u) (5 year USD Swap + 11.245%)
1,700,000	13.875		01/15/24	1,744,944

Ukraine(e)(i) – 0.0%
NPC Ukrenergo (NR/Ca)
346,000	6.875		11/09/28	57,047

United Arab Emirates – 0.9%
Abu Dhabi Crude Oil Pipeline LLC (AA/NR)
3,610,000	4.600	(a)	11/02/47	3,351,208
DP World Crescent Ltd. (NR/Baa2)
880,000	3.750	(b)	01/30/30	818,400
DP World Ltd. (NR/Baa2)
310,000	5.625		09/25/48	297,213
Galaxy Pipeline Assets Bidco Ltd. (NR/Aa2)
452,421	2.160	(a)	03/31/34	389,648
NBK Tier 1 Financing 2 Ltd. (NR/Baa3) (6 year CMT + 2.832%)
2,010,000	4.500	(a)(b)(h)	08/27/25	1,811,889

				6,668,358

United Kingdom – 0.2%
IHS Holding Ltd. (B+/NR)
480,000	5.625	(a)(b)	11/29/26	401,640
400,000	6.250	(a)(b)	11/29/28	319,200
Prudential Funding Asia PLC (A-/A3) (5 year CMT + 1.517%)
1,000,000	2.950	(b)(h)	11/03/33	835,000
Ukraine Railways Via Rail Capital Markets PLC (NR/NR)
410,000	8.250	(e)	07/09/26	79,950

				1,635,790

United States – 0.6%
Brazil Loan Trust 1 (BB-/NR)(i)
888,517	5.477	(a)	07/24/23	880,909
Kosmos Energy Ltd. (B/Caa1u)
930,000	7.750	(a)(b)	05/01/27	778,875
Sasol Financing USA LLC (BB+/Ba2)
2,780,000	5.875	(b)	03/27/24	2,746,640

				4,406,424

Venezuela(e) – 1.1%
Petroleos de Venezuela SA (NR/NR)
138,210,000	0.000		10/28/22	5,528,400

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations (continued)

Venezuela(e) (continued)
$41,690,000	6.000%	05/16/24	$1,876,050
3,387,934	6.000	11/15/26	151,779
17,520,000	5.375	04/12/27	788,400
1,650,000	5.375	04/12/27	74,250
2,180,000	5.500	04/12/37	98,100

			8,516,979

TOTAL CORPORATE OBLIGATIONS (Cost $211,483,769)			$133,590,872

Shares	Dividend Rate		Value

Investment Company(l) – 12.7%

Goldman Sachs Financial Square Government Fund - Institutional Shares
95,100,844	4.725%		$95,100,844
(Cost $95,100,844)

TOTAL INVESTMENTS – 95.5% (Cost $922,812,967)			$713,015,678

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.5%			33,858,340

NET ASSETS – 100.0%			$746,874,018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security is currently in default and/or non-income producing.

(f)	Actual maturity date is July 28, 2121.

(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $ 7,417,863, which represents approximately 1% of the Fund’s net assets as of March 31, 2023.

(j)	Pay-in-kind securities.

(k)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2023.

(l)	Represents an Affiliated Issuer.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	13,209,868	USD	8,779,742	04/03/23	$51,352
	AUD	5,077,590	USD	3,361,066	04/11/23	34,391
	AUD	3,992,258	USD	2,630,499	04/14/23	39,465
	AUD	2,084,979	USD	1,393,745	04/28/23	1,352
	AUD	1,131,600	USD	747,750	06/21/23	10,959
	BRL	44,611,644	USD	8,692,106	04/04/23	104,914
	BRL	593,637	USD	114,128	04/10/23	2,821
	BRL	11,272,972	USD	2,119,378	04/28/23	94,295
	BRL	1,640,932	USD	321,814	05/03/23	105
	CAD	12,171,253	USD	8,939,637	06/21/23	78,282
	CHF	2,135,430	EUR	2,145,160	04/24/23	10,415
	CHF	4,347,699	EUR	4,385,617	06/21/23	15,921
	CHF	5,057,693	USD	5,425,121	04/03/23	104,485
	CHF	682,595	USD	750,526	06/21/23	2,192
	CLP	617,691,354	USD	763,417	04/03/23	13,326
	CNH	15,275,371	USD	2,234,089	06/21/23	3,393
	CZK	10,089,960	EUR	423,200	04/11/23	6,747
	CZK	222,949,013	EUR	9,394,503	04/24/23	87,489
	EUR	701,442	AUD	1,120,340	06/21/23	13,107
	EUR	155,256	SEK	1,738,089	04/11/23	911
	EUR	5,497,013	SEK	61,491,255	04/24/23	36,864
	EUR	2,298,665	SEK	25,777,821	06/21/23	10,220
	EUR	19,268,399	USD	20,631,963	04/03/23	268,023
	EUR	966,082	USD	1,043,578	04/11/23	4,773
	EUR	11,022,390	USD	11,749,133	04/13/23	213,255
	EUR	1,448,060	USD	1,555,665	04/21/23	16,597
	EUR	1,046,056	USD	1,129,695	04/27/23	6,468
	EUR	75,512,728	USD	81,143,837	06/21/23	1,132,127
	GBP	1,559,611	USD	1,862,932	04/06/23	61,240
	GBP	1,824,612	USD	2,244,273	04/13/23	7,174
	GBP	314,837	USD	382,546	04/21/23	6,006
	GBP	317,899	USD	388,154	04/28/23	4,234
	ILS	6,777,530	USD	1,875,627	04/10/23	9,462
	ILS	1,928,871	USD	532,641	06/08/23	5,161
	JPY	256,456,571	USD	1,924,772	04/18/23	12,280
	JPY	282,924,627	USD	2,087,717	04/20/23	49,978
	JPY	142,074,539	USD	1,064,339	04/27/23	10,414
	JPY	84,897,326	USD	644,508	06/20/23	2,605
	JPY	146,522,804	USD	1,092,715	06/21/23	24,292
	KRW	14,542,162,747	USD	11,108,929	04/03/23	46,030
	KRW	829,617,411	USD	635,854	04/28/23	220
	MXN	28,258,248	USD	1,539,980	06/21/23	3,147

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	NOK	44,372,118	USD	4,155,960	04/11/23	$84,314
	NOK	9,547,809	USD	907,214	04/24/23	5,744
	NOK	34,539,786	USD	3,296,187	06/20/23	14,966
	NZD	12,244,572	AUD	11,426,817	04/24/23	12,048
	NZD	5,231,504	AUD	4,832,640	06/21/23	30,962
	NZD	2,653,441	USD	1,622,048	04/11/23	37,220
	NZD	2,239,273	USD	1,371,107	04/13/23	29,171
	NZD	8,073,481	USD	5,002,788	04/17/23	45,775
	NZD	227,414	USD	138,018	04/27/23	4,190
	NZD	2,147,955	USD	1,333,247	06/21/23	9,815
	NZD	2,154,349	USD	1,341,901	06/22/23	5,152
	PLN	37,814,463	USD	8,489,143	06/21/23	226,889
	SEK	23,748,570	EUR	2,105,085	04/24/23	5,223
	SEK	25,666,427	EUR	2,267,766	06/21/23	12,668
	SEK	8,750,639	USD	825,669	04/06/23	17,726
	SEK	34,556,800	USD	3,216,681	04/14/23	115,451
	SEK	9,172,201	USD	874,680	04/20/23	10,048
	SEK	3,115,226	USD	297,425	04/24/23	3,131
	SGD	8,981,321	USD	6,719,835	04/24/23	34,070
	SGD	7,345,172	USD	5,468,857	06/21/23	65,292
	TWD	19,731,768	USD	645,176	04/06/23	1,099
	USD	3,216,418	AUD	4,756,514	04/03/23	36,581
	USD	366,754	AUD	540,153	04/11/23	5,546
	USD	1,377,832	AUD	2,048,252	04/14/23	7,990
	USD	611,101	AUD	909,674	04/27/23	2,443
	USD	1,662,352	AUD	2,478,904	04/28/23	3,671
	USD	1,424,579	AUD	2,110,760	06/21/23	9,368
	USD	231,132	CHF	210,337	04/03/23	1,169
	USD	782,562	CLP	617,691,354	04/03/23	5,819
	USD	4,056,810	EUR	3,732,161	04/13/23	6,368
	USD	446,329	EUR	409,363	04/27/23	1,703
	USD	111,474,234	EUR	101,732,252	06/26/23	599,751
	USD	285,201	GBP	230,964	04/13/23	207
	USD	747,474	GBP	603,308	06/21/23	2,031
	USD	1,280,916	ILS	4,541,157	04/10/23	17,848
	USD	874,485	ILS	3,126,088	06/21/23	2,279
	USD	91,656	JPY	11,367,002	04/18/23	5,799
	USD	2,757,212	JPY	350,979,764	04/20/23	105,312
	USD	1,203,195	JPY	156,342,503	04/27/23	20,510
	USD	68,626	JPY	8,979,704	05/31/23	384
	USD	1,841,451	JPY	239,376,749	06/20/23	16,850
	USD	749,241	JPY	96,896,295	06/21/23	10,558
	USD	2,106,783	KRW	2,741,912,851	04/03/23	3,525
	USD	635,854	KRW	825,668,760	04/28/23	2,807
	USD	1,647,022	KRW	2,138,295,969	06/22/23	2,192
	USD	251,139	NOK	2,595,323	04/11/23	3,125
	USD	317,927	NOK	3,310,774	04/28/23	1,292
	USD	489,514	NZD	780,029	04/11/23	1,741
	USD	999,677	NZD	1,593,455	04/17/23	3,247
	USD	855,640	NZD	1,364,485	04/27/23	2,391
	USD	1,646,381	SEK	16,967,954	06/21/23	4,521

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	4,628,107	SGD	6,138,347	04/24/23	$12,102
	USD	1,432,981	TRY	29,644,800	06/21/23	81,227
	USD	3,458,144	TWD	105,439,450	04/06/23	4,680
	USD	1,280,617	TWD	38,964,240	04/21/23	2,788
	USD	1,191,293	TWD	36,179,554	05/08/23	2,275
	USD	1,193,200	TWD	35,855,660	06/12/23	9,841
	ZAR	69,313,127	USD	3,800,249	04/11/23	88,915
	ZAR	63,765,115	USD	3,466,165	06/12/23	92,156
	ZAR	8,273,170	USD	452,642	06/21/23	8,670

TOTAL						$4,567,128

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	6,678,764	NZD	7,182,204	04/24/23	$(22,973)
	AUD	8,300,506	NZD	8,923,753	06/21/23	(14,513)
	AUD	2,785,186	USD	1,874,960	04/03/23	(13,001)
	AUD	456,950	USD	306,327	04/11/23	(758)
	AUD	2,294,401	USD	1,547,872	04/14/23	(13,410)
	AUD	1,700,373	USD	1,139,507	04/24/23	(1,917)
	AUD	477,559	USD	320,681	04/27/23	(1,149)
	AUD	9,003,630	USD	6,043,713	04/28/23	(19,218)
	AUD	1,127,661	USD	759,945	06/21/23	(3,876)
	CHF	5,466,518	EUR	5,551,717	04/24/23	(38,811)
	CHF	3,086,702	EUR	3,151,343	06/21/23	(29,796)
	CHF	580,837	USD	636,761	04/27/23	(85)
	CHF	684,729	USD	758,003	06/21/23	(2,933)
	CLP	604,003,622	USD	765,220	04/03/23	(5,690)
	CLP	590,737,758	USD	744,570	06/29/23	(8,765)
	EUR	9,618,109	CHF	9,562,337	04/24/23	(33,388)
	EUR	1,464,384	CHF	1,452,313	06/21/23	(5,969)
	EUR	1,365,210	CNH	10,187,806	06/21/23	(4,789)
	EUR	9,144,607	CZK	218,255,230	04/24/23	(142,242)
	EUR	1,629,320	CZK	38,920,524	06/21/23	(15,811)
	EUR	1,415,640	JPY	203,008,876	06/21/23	(5,194)
	EUR	504,000	SEK	5,684,263	04/24/23	(1,093)
	EUR	648,223	SEK	7,301,827	06/21/23	(262)
	EUR	1,967,020	USD	2,144,029	04/13/23	(9,259)
	EUR	228,993	USD	249,962	04/27/23	(1,244)
	EUR	1,431,642	USD	1,566,503	06/21/23	(6,637)
	GBP	691,866	USD	856,986	04/28/23	(3,003)
	HKD	6,913,323	USD	883,983	06/15/23	(152)
	HUF	280,581,608	EUR	717,032	06/21/23	(771)
	ILS	2,216,361	USD	617,585	04/10/23	(1,130)
	ILS	3,126,088	USD	872,770	06/21/23	(564)
	JPY	201,582,551	EUR	1,415,111	06/21/23	(5,103)
	JPY	53,450,607	USD	404,622	04/06/23	(1,713)
	JPY	67,033,834	USD	523,521	04/20/23	(17,034)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	JPY	108,314,367	USD	832,981	04/27/23	$(13,615)
	JPY	41,729,532	USD	320,254	05/31/23	(3,128)
	JPY	142,031,673	USD	1,091,059	06/20/23	(8,452)
	JPY	97,375,807	USD	749,241	06/21/23	(6,903)
	KRW	1,262,398,193	USD	970,665	04/03/23	(2,309)
	KRW	858,324,310	USD	658,417	04/20/23	(673)
	KRW	221,390,985	USD	172,878	04/27/23	(3,147)
	KRW	1,361,054,272	USD	1,048,620	04/28/23	(5,089)
	KRW	963,494,251	USD	746,443	06/21/23	(5,342)
	NOK	4,757,289	USD	456,511	04/11/23	(1,897)
	NOK	18,772,370	USD	1,801,616	04/13/23	(7,529)
	NOK	6,573,852	USD	635,050	04/24/23	(6,460)
	NOK	1,661,009	USD	158,963	04/28/23	(108)
	NOK	19,640,203	USD	1,887,837	06/21/23	(4,952)
	NZD	1,208,889	EUR	701,801	06/21/23	(8,769)
	NZD	1,146,198	USD	718,761	04/17/23	(2,013)
	NZD	1,455,451	USD	910,842	04/27/23	(711)
	NZD	1,136,252	USD	712,822	06/21/23	(2,353)
	SEK	36,075,722	EUR	3,233,807	04/24/23	(31,201)
	SEK	21,899,880	EUR	1,954,866	06/21/23	(10,867)
	SEK	11,485,993	USD	1,108,687	04/13/23	(1,215)
	SEK	10,185,994	USD	988,161	04/24/23	(5,421)
	SEK	11,191,741	USD	1,082,872	04/28/23	(2,853)
	SGD	3,943,779	USD	2,977,286	04/24/23	(11,585)
	TRY	16,492,094	USD	811,378	06/21/23	(59,365)
	TWD	106,846,396	USD	3,505,425	04/06/23	(5,879)
	TWD	39,589,984	USD	1,307,571	04/21/23	(9,222)
	TWD	36,541,827	USD	1,207,994	06/12/23	(1,989)
	USD	7,436,790	AUD	11,278,912	04/03/23	(103,416)
	USD	1,442,909	AUD	2,169,050	04/11/23	(7,565)
	USD	1,223,191	AUD	1,835,522	04/14/23	(4,379)
	USD	6,981,530	AUD	10,459,469	04/28/23	(17,094)
	USD	3,455,393	AUD	5,191,104	06/21/23	(25,112)
	USD	8,669,998	BRL	44,611,644	04/04/23	(127,024)
	USD	2,204,954	BRL	11,692,869	04/10/23	(98,591)
	USD	226,634	BRL	1,189,320	04/28/23	(6,912)
	USD	449,031	BRL	2,364,281	05/03/23	(14,796)
	USD	4,320,614	CAD	5,886,348	06/21/23	(40,695)
	USD	5,222,981	CHF	4,843,562	04/03/23	(72,516)
	USD	2,084,217	CHF	1,910,472	04/27/23	(9,920)
	USD	3,753,721	CHF	3,452,719	06/21/23	(53,693)
	USD	737,264	CLP	604,003,622	04/03/23	(22,266)
	USD	600,000	CLP	489,948,000	06/29/23	(10,264)
	USD	3,723,333	CNH	25,452,304	06/21/23	(4,830)
	USD	1,034,516	CZK	23,285,147	06/21/23	(37,029)
	USD	128,956,409	EUR	121,000,650	04/03/23	(2,290,196)
	USD	11,581,937	EUR	10,829,191	04/13/23	(170,774)
	USD	1,559,543	EUR	1,443,135	04/27/23	(7,903)
	USD	3,439,652	EUR	3,224,979	06/21/23	(74,170)
	USD	2,379,761	GBP	1,972,463	04/06/23	(53,770)
	USD	1,224,356	GBP	1,006,481	04/21/23	(17,781)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	1,279,481	GBP	1,044,578	04/28/23	$(9,862)
	USD	993,902	GBP	837,300	06/21/23	(40,660)
	USD	790,677	HUF	293,854,098	06/21/23	(26,724)
	USD	829,592	ILS	2,997,610	04/10/23	(4,158)
	USD	2,468,196	JPY	329,301,854	04/06/23	(14,070)
	USD	1,643,003	JPY	219,087,726	04/27/23	(14,332)
	USD	9,987,033	KRW	13,062,648,089	04/03/23	(33,024)
	USD	644,556	KRW	843,323,238	04/20/23	(1,692)
	USD	2,236,459	MXN	42,425,261	06/21/23	(80,299)
	USD	5,205,531	NOK	55,246,851	04/11/23	(73,951)
	USD	1,587,626	NOK	16,762,231	04/24/23	(15,175)
	USD	5,316,137	NOK	56,341,579	06/20/23	(85,042)
	USD	1,112,637	NOK	11,759,548	06/21/23	(14,740)
	USD	1,664,168	NZD	2,696,796	04/11/23	(22,212)
	USD	648,576	NZD	1,051,087	04/13/23	(8,697)
	USD	5,061,244	NZD	8,143,399	04/17/23	(31,038)
	USD	1,129,342	NZD	1,817,428	04/24/23	(7,143)
	USD	7,869,158	NZD	12,858,333	06/21/23	(170,827)
	USD	9,669,153	PLN	42,481,625	04/05/23	(169,803)
	USD	6,499,832	SEK	69,844,107	04/06/23	(231,816)
	USD	458,870	SEK	4,889,997	04/14/23	(12,647)
	USD	644,502	SEK	6,768,938	04/20/23	(8,414)
	USD	1,098,177	SEK	11,436,819	04/24/23	(5,241)
	USD	817,526	SEK	8,481,597	04/28/23	(960)
	USD	2,516,906	SEK	26,781,112	06/21/23	(74,498)
	USD	3,337,913	SGD	4,469,847	04/24/23	(23,389)
	USD	3,021,510	SGD	4,031,765	06/21/23	(16,184)
	USD	691,260	TWD	21,138,714	04/06/23	(1,097)
	USD	229,435	TWD	7,023,010	04/14/23	(684)
	USD	4,848,024	ZAR	88,610,443	04/11/23	(123,908)
	USD	4,285,520	ZAR	80,193,480	06/21/23	(186,075)
	ZAR	11,380,537	USD	639,116	04/11/23	(554)

TOTAL						$(5,434,912)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	7	06/21/23	$804,453	$2,585
2 Year U.S. Treasury Notes	233	06/30/23	48,103,578	428,040
20 Year U.S. Treasury Bonds	447	06/21/23	58,626,844	2,313,452
5 Year U.S. Treasury Notes	409	06/30/23	44,788,696	534,113
Ultra Long U.S. Treasury Bonds	7	06/21/23	987,875	19,862

Total				$3,298,052

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
10 Year U.S. Treasury Notes	(100)	06/21/23	$(12,114,063)	$(407,478)
30 Day Federal Funds	(49)	09/29/23	(19,445,368)	14,735

Total				$(392,743)

TOTAL FUTURES CONTRACTS				$2,905,309

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID
Average(a)	11.814%(a)	01/02/24	BRL	21,053		$(55,553)	$(22,403)	$(33,150)
1M BID
Average(a)	12.300(a)	01/02/24		6,140		(4,379)	(21,369)	16,990
1M BID
Average(a)	13.950(a)	01/02/24		42,280		44,979	(121,790)	166,769
12.795%(a)	1M BID Average(a)	01/02/24		30,650		35,174	—	35,174
1M BID
Average(a)	12.060(a)	01/02/25		47,400		(73,782)	(86,030)	12,248
1M BID
Average(a)	12.063(a)	01/02/25		58,420		5,634	—	5,634
10.950(a)	1M BID Average(a)	01/02/25		3,600		21,998	530	21,468
13.300(a)	1M BID Average(a)	01/02/25		27,000		(85,305)	(181)	(85,124)
12.713(a)	1M BID Average(a)	01/02/25		21,300		(33,627)	(2,902)	(30,725)
Mexico Interbank
TIIE 28 Days(a)	10.500(a)	06/18/25	MXN	139,750	(b)	123,778	72,602	51,176
12M SOFR(c)	3.500(c)	06/21/25		$17,070	(b)	(110,544)	(43,198)	(67,346)
2.750(d)	3M CNRR(d)	06/21/25	CNY	198,480	(b)	(126,376)	(29,638)	(96,738)
3.250(d)	3M HIBOR(d)	06/21/25	HKD	135,330	(b)	169,866	20,808	149,058
2.500(c)	6M EURO(e)	06/21/25	EUR	6,310	(b)	116,742	151,910	(35,168)
1M CETIP(a)	11.230(a)	01/04/27	BRL	6,840		(32,138)	(53,591)	21,453
1M BID
Average(a)	13.030(a)	01/04/27		9,740		45,301	18,737	26,564
1M BID
Average(a)	8.495(a)	01/04/27		10,300		(214,219)	(236,061)	21,842
12M SOFR(c)	3.350(c)	10/06/27		$80,310	(b)	739,438	93,802	645,636
3M KWCDC(d)	3.500(d)	06/21/28	KRW	19,809,490	(b)	264,908	(120,419)	385,327
3.000(d)	3M CNRR(d)	06/21/28	CNY	42,830	(b)	(45,271)	6,166	(51,437)
2.500(c)	6M EURO(e)	06/21/28	EUR	6,170	(b)	158,539	208,645	(50,106)
2.500(c)	6M EURO(e)	06/21/30		4,500	(b)	138,533	180,043	(41,510)
8.500(a)	Mexico Interbank TIIE 28 Days(a)	06/08/33	MXN	80,400	(b)	(66,871)	(19,995)	(46,876)
3.000(c)	12M SOFR(c)	06/21/33		$8,400		99,700	236,690	(136,990)
3M KWCDC(d)	3.500(d)	06/21/33	KRW	1,753,810	(b)	48,000	4,034	43,966
6M WIBOR(e)	6.000(c)	06/21/33	PLN	24,800	(b)	258,116	74,932	183,184

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.500%(c)	6M EURO(e)	06/21/33	EUR	3,890	(b)	$161,974	$205,593	$(43,619)
3M JIBAR(d)	9.250%(d)	06/21/33	ZAR	91,250	(b)	44,815	(38,802)	83,617
3.240(c)	12M SOFR(c)	10/06/35		$18,340	(b)	(364,808)	54,705	(419,513)
2.500(c)	6M EURO(e)	06/21/38	EUR	8,100	(b)	478,555	564,010	(85,455)

TOTAL						$1,743,177	$1,096,828	$646,349

(a)	Payments made at monthly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.
(c)	Payments made annually.
(d)	Payments made quarterly.
(e)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
People’s Republic of China, 7.500%, 10/28/2027	(1.000)%	0.731%	06/20/28	$2,420	$(31,428)	$(20,077)	$(11,351)

Protection Sold:
Arab Republic of Egypt, 4.550%, 11/20/2023	1.000	13.201	06/20/28	2,120	(828,764)	(844,457)	15,693
Argentine Republic, 1.000%, 07/09/29	5.000	39.383	12/20/25	560	(317,542)	(64,400)	(253,142)
Republic of Chile, 3.240%, 12/20/2027	1.000	1.031	06/20/28	11,430	(12,641)	(24,134)	11,493
Republic of Indonesia, 5.875%, 12/20/2027	1.000	0.936	06/20/28	6,550	21,769	(5,387)	27,156
Republic of Peru, 8.750%, 06/20/2027	1.000	1.091	06/20/28	11,710	(46,272)	(144,446)	98,174
Republic of the Philippines, 10.625%, 12/20/2027	1.000	0.922	06/20/28	11,570	46,033	(41,539)	87,572
United Mexican States, 4.150%, 12/20/2027	1.000	1.172	06/20/28	11,580	(89,655)	(108,797)	19,142

TOTAL					$(1,258,500)	$(1,253,237)	$(5,263)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	4,900,000	$ 4,900,000	$ 23,181	$164,150	$(140,969)
1Y IRS	Deutsche Bank AG (London)	2.700	04/28/2023	6,050,000	6,050,000	9,197	224,658	(215,461)

				10,950,000	$ 10,950,000	$ 32,378	$388,808	$(356,430)

Puts
1Y IRS	Deutsche Bank AG (London)	3.000	05/05/2023	5,920,000	5,920,000	126,849	207,104	(80,255)
1Y IRS	Deutsche Bank AG (London)	2.960	09/05/2023	5,090,000	5,090,000	158,659	198,154	(39,495)
1Y IRS	JPMorgan Securities, Inc.	2.800	08/23/2023	5,090,000	5,090,000	199,827	183,772	16,055

				16,100,000	$ 16,100,000	$ 485,335	$589,030	$(103,695)

Total purchased option contracts				27,050,000	$ 27,050,000	$ 517,713	$977,838	$(460,125)

Written option contracts
Calls
1Y IRS	Citibank NA	1.750	07/28/2023	(4,900,000)	(4,900,000)	(4,651)	(61,250)	56,599
1Y IRS	Citibank NA	2.075	07/28/2023	(4,900,000)	(4,900,000)	(10,526)	(102,900)	92,374
1Y IRS	Deutsche Bank AG (London)	2.013	04/28/2023	(6,050,000)	(6,050,000)	(256)	(85,585)	85,329
1Y IRS	Deutsche Bank AG (London)	2.356	04/28/2023	(6,050,000)	(6,050,000)	(1,603)	(139,075)	137,472

				(21,900,000)	$(21,900,000)	$ (17,036)	$(388,810)	$ 371,774

Puts
1Y IRS	Deutsche Bank AG (London)	3.891	05/05/2023	(5,920,000)	(5,920,000)	(3,004)	(76,079)	73,075
1Y IRS	Deutsche Bank AG (London)	3.446	05/05/2023	(5,920,000)	(5,920,000)	(26,569)	(131,024)	104,455
1Y IRS	Deutsche Bank AG (London)	3.405	09/05/2023	(5,090,000)	(5,090,000)	(72,921)	(121,449)	48,528
1Y IRS	Deutsche Bank AG (London)	3.850	09/05/2023	(5,090,000)	(5,090,000)	(29,563)	(76,705)	47,142
1Y IRS	JPMorgan Securities, Inc.	3.660	08/23/2023	(5,090,000)	(5,090,000)	(41,325)	(70,313)	28,988
1Y IRS	JPMorgan Securities, Inc.	3.230	08/23/2023	(5,090,000)	(5,090,000)	(98,118)	(113,458)	15,340

				(32,200,000)	$(32,200,000)	$(271,500)	$(589,028)	$ 317,528

Total written option contracts				(54,100,000)	$(54,100,000)	$(288,536)	$(977,838)	$ 689,302

TOTAL				(27,050,000)	$(27,050,000)	$ 229,177	$ —	$ 229,177

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put NOK	Barclays Bank PLC	10.712%	04/26/2023	6,008,000	$ 6,008,000	$ 40,254	$ 56,836	$ (16,582)
Call USD/Put SEK	Barclays Bank PLC	10.710	04/04/2023	12,064,000	12,064,000	1,158	86,257	(85,099)
Call EUR/Put USD	BNP Paribas SA	1.101	04/20/2023	8,245,000	8,245,000	40,354	44,130	(3,776)
Call USD/Put ZAR	BNP Paribas SA	18.765	04/05/2023	11,986,000	11,986,000	1,127	106,601	(105,474)
Call EUR/Put USD	BofA Securities LLC	1.105	04/25/2023	11,075,000	11,075,000	29,403	56,313	(26,910)
Call USD/Put JPY	BofA Securities LLC	134.000	04/04/2023	11,870,000	11,870,000	14,648	55,374	(40,726)
Call USD/Put TWD	BofA Securities LLC	30.850	04/19/2023	11,932,000	11,932,000	33,255	52,501	(19,246)
Call USD/Put ILS	Citibank NA	3.705	04/06/2023	6,015,000	6,015,000	4,686	37,774	(33,088)
Call USD/Put KRW	Citibank NA	1,332.900	04/18/2023	5,983,000	5,983,000	23,041	40,416	(17,375)
Call USD/Put NOK	Citibank NA	10.660	04/04/2023	11,986,000	11,986,000	12,801	85,940	(73,139)
Call USD/Put NOK	Citibank NA	10.508	04/11/2023	2,985,000	2,985,000	25,459	24,910	549
Call USD/Put SEK	Citibank NA	10.424	04/11/2023	2,985,000	2,985,000	19,638	22,372	(2,734)
Call USD/Put SEK	Citibank NA	10.742	04/18/2023	5,983,000	5,983,000	12,475	52,412	(39,937)
Call USD/Put SEK	Citibank NA	10.709	04/20/2023	11,954,000	11,954,000	32,730	100,372	(67,642)
Call USD/Put KRW	Deutsche Bank AG (London)	1,339.350	04/18/2023	2,992,000	2,992,000	9,003	18,266	(9,263)
Call USD/Put NOK	Deutsche Bank AG (London)	10.925	04/04/2023	11,985,000	11,985,000	635	72,281	(71,646)
Call USD/Put JPY	HSBC Bank PLC	134.850	04/14/2023	5,970,000	5,970,000	26,990	26,990	—
Call USD/Put NOK	HSBC Bank PLC	10.857	04/20/2023	11,870,000	11,870,000	37,177	102,112	(64,935)
Call USD/Put JPY	JPMorgan Securities, Inc.	136.700	06/16/2023	1,795,000	1,795,000	11,786	10,657	1,129
Call USD/Put KRW	JPMorgan Securities, Inc.	1,303.300	04/25/2023	5,976,000	5,976,000	75,196	42,113	33,083
Call USD/Put KRW	JPMorgan Securities, Inc.	1,318.100	04/26/2023	6,008,000	6,008,000	49,049	42,281	6,768
Call EUR/Put USD	MS & Co. Int. PLC	1.090	04/11/2023	5,537,000	5,537,000	24,908	27,130	(2,222)
Call USD/Put NOK	MS & Co. Int. PLC	10.860	04/04/2023	6,025,000	6,025,000	681	46,242	(45,561)
Call USD/Put SEK	MS & Co. Int. PLC	10.593	04/26/2023	6,008,000	6,008,000	34,047	50,251	(16,204)
Call USD/Put BRL	UBS AG (London)	5.340	04/05/2023	5,993,000	5,993,000	1,103	53,578	(52,475)
Call USD/Put BRL	UBS AG (London)	5.386	04/26/2023	6,008,000	6,008,000	20,571	90,841	(70,270)
Call USD/Put SEK	UBS AG (London)	10.980	04/12/2023	11,975,000	11,975,000	3,078	101,668	(98,590)

				209,213,000	$ 209,213,000	$ 585,253	$ 1,506,618	$ (921,365)

Puts
Put NZD/Call USD	Barclays Bank PLC	0.597	04/11/2023	9,797,000	9,797,000	1,654	35,934	(34,280)
Put AUD/Call USD	BNP Paribas SA	0.652	04/26/2023	18,049,000	18,049,000	45,569	80,051	(34,482)
Put GBP/Call USD	BNP Paribas SA	1.179	04/04/2023	10,048,000	10,048,000	12	65,421	(65,409)
Put GBP/Call USD	BNP Paribas SA	1.195	04/19/2023	9,852,000	9,852,000	10,014	73,336	(63,322)
Put GBP/Call USD	BNP Paribas SA	1.202	04/26/2023	9,751,000	9,751,000	22,602	72,847	(50,245)
Put NZD/Call USD	BNP Paribas SA	0.601	04/05/2023	9,796,000	9,796,000	233	43,539	(43,306)
Put USD/Call JPY	BNP Paribas SA	126.900	05/29/2023	11,891,000	11,891,000	92,476	114,867	(22,391)
Put NZD/Call USD	Deutsche Bank AG (London)	0.609	04/13/2023	19,295,000	19,295,000	20,245	76,272	(56,027)
Put USD/Call JPY	Deutsche Bank AG (London)	130.250	04/25/2023	12,219,000	12,219,000	90,787	107,344	(16,557)
Put AUD/Call USD	JPMorgan Securities, Inc.	0.645	04/05/2023	17,897,000	17,897,000	754	64,303	(63,549)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put EUR/Call USD	JPMorgan Securities, Inc.	1.040%	04/11/2023	8,518,000	$ 8,518,000	$ 406	$ 37,627	$ (37,221)
Put USD/Call JPY	JPMorgan Securities, Inc.	125.250	04/18/2023	5,139,000	5,139,000	3,587	93,684	(90,097)
Put AUD/Call USD	MS & Co. Int. PLC	0.641	04/12/2023	18,102,000	18,102,000	4,925	78,667	(73,742)
Put AUD/Call USD	MS & Co. Int. PLC	0.659	04/25/2023	17,877,000	17,877,000	72,775	86,232	(13,457)
Put NZD/Call USD	MS & Co. Int. PLC	0.615	04/25/2023	19,217,000	19,217,000	68,830	87,634	(18,804)
Put GBP/Call USD	UBS AG (London)	1.225	04/11/2023	4,864,000	4,864,000	19,891	30,425	(10,534)
Put USD/Call CHF	UBS AG (London)	0.905	04/25/2023	11,952,000	11,952,000	39,406	57,011	(17,605)

				214,264,000	$ 214,264,000	$ 494,166	$ 1,205,194	$ (711,028)

Total purchased option contracts				423,477,000	$ 423,477,000	$ 1,079,419	$ 2,711,812	$(1,632,393)

Written option contracts
Calls
Call AUD/Put NZD	Barclays Bank PLC	1.078	04/05/2023	(3,356,000)	(3,356,000)	(2,306)	(15,952)	13,646
Call EUR/Put SEK	Barclays Bank PLC	11.155	04/13/2023	(2,100,000)	(2,100,000)	(26,724)	(22,720)	(4,004)
Call USD/Put NOK	Barclays Bank PLC	10.435	04/26/2023	(3,004,000)	(3,004,000)	(48,596)	(56,415)	7,819
Call USD/Put SEK	Barclays Bank PLC	10.468	04/04/2023	(6,032,000)	(6,032,000)	(12,239)	(91,325)	79,086
Call EUR/Put CHF	BNP Paribas SA	0.982	04/13/2023	(2,100,000)	(2,100,000)	(25,915)	(15,058)	(10,857)
Call EUR/Put USD	BNP Paribas SA	1.090	04/11/2023	(5,537,000)	(5,537,000)	(41,554)	(41,298)	(256)
Call USD/Put ZAR	BNP Paribas SA	18.244	04/05/2023	(5,993,000)	(5,993,000)	(6,167)	(112,507)	106,340
Call EUR/Put USD	BofA Securities LLC	1.091	04/25/2023	(5,538,000)	(5,538,000)	(39,946)	(59,200)	19,254
Call USD/Put JPY	BofA Securities LLC	132.100	04/04/2023	(5,935,000)	(5,935,000)	(42,512)	(62,940)	20,428
Call USD/Put JPY	BofA Securities LLC	136.700	06/16/2023	(1,795,000)	(1,795,000)	(11,786)	(17,758)	5,972
Call USD/Put TWD	BofA Securities LLC	30.450	04/19/2023	(5,966,000)	(5,966,000)	(43,635)	(53,694)	10,059
Call AUD/Put NZD	Citibank NA	1.074	04/26/2023	(3,384,000)	(3,384,000)	(12,448)	(17,597)	5,149
Call EUR/Put CZK	Citibank NA	23.530	04/05/2023	(2,116,000)	(2,116,000)	(4,755)	(9,985)	5,230
Call USD/Put KRW	Citibank NA	1,303.000	04/18/2023	(2,992,000)	(2,992,000)	(34,151)	(42,891)	8,740
Call USD/Put NOK	Citibank NA	10.405	04/04/2023	(5,993,000)	(5,993,000)	(57,994)	(92,891)	34,897
Call USD/Put NOK	Citibank NA	10.860	04/04/2023	(6,025,000)	(6,025,000)	(681)	(26,402)	25,721
Call USD/Put NOK	Citibank NA	11.000	06/16/2023	(1,945,000)	(1,945,000)	(18,193)	(37,431)	19,238
Call USD/Put SEK	Citibank NA	10.487	04/18/2023	(2,992,000)	(2,992,000)	(20,106)	(51,522)	31,416
Call USD/Put SEK	Citibank NA	10.463	04/20/2023	(5,977,000)	(5,977,000)	(47,218)	(99,968)	52,750
Call USD/Put NOK	Deutsche Bank AG (London)	10.660	04/04/2023	(11,986,000)	(11,986,000)	(12,801)	(166,390)	153,589
Call USD/Put JPY	HSBC Bank PLC	134.000	04/04/2023	(5,935,000)	(5,935,000)	(14,802)	(14,808)	6
Call USD/Put NOK	HSBC Bank PLC	10.570	04/20/2023	(5,935,000)	(5,935,000)	(54,816)	(106,296)	51,480
Call USD/Put KRW	JPMorgan Securities, Inc.	1,278.950	04/25/2023	(2,988,000)	(2,988,000)	(71,870)	(41,022)	(30,848)
Call USD/Put KRW	JPMorgan Securities, Inc.	1,292.600	04/26/2023	(3,004,000)	(3,004,000)	(51,591)	(41,267)	(10,324)
Call EUR/Put CHF	MS & Co. Int. PLC	0.991	04/05/2023	(2,131,000)	(2,131,000)	(8,103)	(14,526)	6,423
Call USD/Put SEK	MS & Co. Int. PLC	10.352	04/26/2023	(3,004,000)	(3,004,000)	(40,857)	(49,731)	8,874
Call USD/Put BRL	UBS AG (London)	5.202	04/05/2023	(2,996,000)	(2,996,000)	(4,530)	(54,377)	49,847
Call USD/Put BRL	UBS AG (London)	5.340	04/05/2023	(5,993,000)	(5,993,000)	(1,103)	(56,526)	55,423
Call USD/Put SEK	UBS AG (London)	10.710	04/04/2023	(12,064,000)	(12,064,000)	(1,158)	(192,541)	191,383
Call USD/Put SGD	UBS AG (London)	1.343	04/05/2023	(2,247,000)	(2,247,000)	(481)	(14,145)	13,664

				(137,063,000)	$(137,063,000)	$ (759,038)	$(1,679,183)	$ 920,145

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Puts
Put AUD/Call NZD	Barclays Bank PLC	1.078%	04/05/2023	(3,356,000)	$(3,356,000)	$(20,733)	$ (14,956)	$(5,777)
Put EUR/Call SEK	Barclays Bank PLC	11.155	04/13/2023	(2,100,000)	(2,100,000)	(5,480)	(19,232)	13,752
Put AUD/Call USD	BNP Paribas SA	0.666	04/26/2023	(9,024,000)	(9,024,000)	(60,387)	(85,627)	25,240
Put EUR/Call CHF	BNP Paribas SA	0.982	04/13/2023	(2,100,000)	(2,100,000)	(3,651)	(19,784)	16,133
Put GBP/Call USD	BNP Paribas SA	1.200	04/04/2023	(5,024,000)	(5,024,000)	(87)	(71,102)	71,015
Put GBP/Call USD	BNP Paribas SA	1.215	04/19/2023	(4,926,000)	(4,926,000)	(17,221)	(73,486)	56,265
Put GBP/Call USD	BNP Paribas SA	1.222	04/26/2023	(4,876,000)	(4,876,000)	(31,561)	(72,228)	40,667
Put USD/Call JPY	BNP Paribas SA	130.850	05/29/2023	(5,945,000)	(5,945,000)	(100,887)	(119,792)	18,905
Put AUD/Call NZD	Citibank NA	1.074	04/26/2023	(3,384,000)	(3,384,000)	(20,216)	(17,597)	(2,619)
Put EUR/Call CZK	Citibank NA	23.530	04/05/2023	(2,116,000)	(2,116,000)	(8,661)	(9,986)	1,325
Put NZD/Call USD	Deutsche Bank AG (London)	0.622	04/13/2023	(9,647,000)	(9,647,000)	(41,393)	(85,043)	43,650
Put USD/Call JPY	Deutsche Bank AG (London)	133.750	04/25/2023	(6,109,000)	(6,109,000)	(117,403)	(110,781)	(6,622)
Put AUD/Call USD	JPMorgan Securities, Inc.	0.645	04/05/2023	(17,897,000)	(17,897,000)	(754)	(10,056)	9,302
Put AUD/Call USD	MS & Co. Int. PLC	0.672	04/25/2023	(8,939,000)	(8,939,000)	(84,849)	(86,572)	1,723
Put EUR/Call CHF	MS & Co. Int. PLC	0.991	04/05/2023	(2,131,000)	(2,131,000)	(5,764)	(14,526)	8,762
Put NZD/Call USD	MS & Co. Int. PLC	0.627	04/25/2023	(9,608,000)	(9,608,000)	(80,157)	(87,214)	7,057
Put USD/Call CHF	UBS AG (London)	0.913	04/25/2023	(5,976,000)	(5,976,000)	(49,923)	(58,863)	8,940
Put USD/Call SGD	UBS AG (London)	1.343	04/05/2023	(2,247,000)	(2,247,000)	(20,881)	(14,144)	(6,737)

				(105,405,000)	$(105,405,000)	$(670,008)	$ (970,989)	$300,981

Total written option contracts				(242,468,000)	$(242,468,000)	$(1,429,046)	$(2,650,172)	$1,221,126

TOTAL				181,009,000	$181,009,000	$(349,627)	$ 61,640	$(411,267)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
CZK	—Czech Republic Koruna
DOP	—Dominican Republic Peso
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
ILS	—Israeli Shekel
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company
WR	—Withdrawn Rating

Abbreviations:
1Y IRS —1 Year Interest Rate Swaptions
EURO —Euro Offered Rate
HIBOR —Hong Kong Interbank Offered Rate
JIBAR —Johannesburg Interbank Agreed Rate
KWCDC—South Korean Won Certificate of Deposit
SOFR —Secured Overnight Funding Rate
TIIE —La Tasa de Interbank Equilibrium Interest Rate
WIBOR —Warsaw Interbank Offered Rate

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 86.8%

Advertising(a) – 0.4%
Lamar Media Corp. (BB/Ba3)
$1,713,000	3.625%		01/15/31	$1,473,899
Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/B2)
2,539,000	4.250	(b)	01/15/29	2,126,463
2,829,000	4.625	(b)	03/15/30	2,345,298

				5,945,660

Aerospace & Defense(a) – 2.7%
Howmet Aerospace, Inc. (BB+/Ba1)
39,000	6.875		05/01/25	40,503
3,040,000	3.000		01/15/29	2,690,765
Moog, Inc. (BB/Ba3)
3,637,000	4.250	(b)	12/15/27	3,412,124
Spirit AeroSystems, Inc. (B-/B3)
5,164,000	7.500	(b)	04/15/25	5,166,169
Spirit AeroSystems, Inc. (BB-/Ba2)
1,755,000	9.375	(b)	11/30/29	1,915,688
Spirit AeroSystems, Inc. (CCC+/Caa1)
2,285,000	4.600		06/15/28	1,936,309
TransDigm UK Holdings PLC (B-/B3)
220,000	6.875		05/15/26	217,393
TransDigm, Inc. (B-/B3)
1,200,000	7.500		03/15/27	1,200,648
5,048,000	5.500		11/15/27	4,760,415
3,570,000	4.625		01/15/29	3,171,267
8,868,000	4.875		05/01/29	7,849,599
TransDigm, Inc. (B+/Ba3)(b)
3,410,000	8.000		12/15/25	3,477,347
Triumph Group, Inc. (CCC-/Caa3)
2,941,000	7.750	(c)	08/15/25	2,696,279
Triumph Group, Inc. (CCC+/B2)
4,985,000	9.000	(b)	03/15/28	4,991,431

				43,525,937

Airlines – 1.1%
American Airlines, Inc. (B/Ba3)
3,170,000	7.250	(a)(b)	02/15/28	3,082,825
American Airlines, Inc. (B+/Ba3)
2,846,000	11.750	(b)	07/15/25	3,109,141
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba2)(b)
2,370,000	5.500		04/20/26	2,335,374
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty
Ltd. (NR/Ba3)
6,121,852	5.750	(a)(b)	01/20/26	5,815,392
United Continental Holdings, Inc. (BB-/Ba3)
2,875,000	5.000		02/01/24	2,847,343

				17,190,075

Automotive – 4.5%
American Axle & Manufacturing, Inc. (B+/B2)
101,000	6.250	(a)	03/15/26	97,388
3,110,000	5.000	(a)(c)	10/01/29	2,630,438
Clarios Global LP/Clarios U.S. Finance Co. (B-/Caa1)
2,952,000	8.500	(a)(b)(c)	05/15/27	2,962,598

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
Dana Financing Luxembourg S.a.r.l. (BB-/B1)
EUR	1,175,000	3.000	%(a)(b)	07/15/29	$987,636
Dana, Inc. (BB-/B1)
	$4,578,000	5.375	(a)	11/15/27	4,326,851
	1,205,000	4.250	(a)	09/01/30	982,762
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)
	5,849,000	8.000	(a)(b)	02/01/28	5,256,496
Dornoch Debt Merger Sub, Inc. (CCC/Caa2)
	5,333,000	6.625	(a)(b)	10/15/29	3,583,403
Ford Motor Co. (BB+/Ba2)
	2,567,000	3.250	(a)	02/12/32	2,009,730
	7,341,000	4.750		01/15/43	5,588,410
Ford Motor Credit Co. LLC (BB+/Ba2)
	1,350,000	4.687	(a)	06/09/25	1,298,862
	3,020,000	3.375	(a)	11/13/25	2,801,563
	1,560,000	6.950	(a)	03/06/26	1,583,899
	5,425,000	4.950	(a)	05/28/27	5,174,257
	2,803,000	3.815	(a)	11/02/27	2,510,787
	2,010,000	2.900	(a)	02/16/28	1,724,258
	2,380,000	4.000	(a)	11/13/30	2,030,592
	4,307,000	3.625	(a)	06/17/31	3,547,719
General Motors Financial Co., Inc. (BBB/Baa3)
	1,915,000	2.350	(a)	01/08/31	1,512,601
IHO Verwaltungs GmbH (BB-/Ba2)(d)
EUR	970,000	8.750	(a)(b)	05/15/28	1,076,108
	$900,000	6.000	(a)(b)	05/15/27	821,709
	2,985,000	6.375	(a)(b)	05/15/29	2,636,263
(PIK 5.500%, Cash 4.750%)
	3,035,000	4.750	(a)(b)	09/15/26	2,708,586
Nissan Motor Acceptance Co. LLC (BB+/Baa3)
	2,669,000	2.000	(a)(b)	03/09/26	2,364,440
Nissan Motor Co. Ltd. (BB+/Baa3)
	4,225,000	3.522	(a)(b)	09/17/25	3,979,992
The Goodyear Tire & Rubber Co. (BB-/B2)
	3,830,000	9.500	(a)	05/31/25	3,945,858
	2,371,000	5.250	(a)(c)	07/15/31	2,040,103
The Goodyear Tire & Rubber Co. (BB-/NR)
	2,371,000	5.000	(a)(c)	07/15/29	2,117,350

					72,300,659

Banks – 2.0%
Bank of America Corp. (BBB+/Baa1) (5 year CMT + 1.200%)
	5,198,000	2.482	(a)(e)	09/21/36	3,937,693
Barclays PLC (B+/Ba1) (5 year CMT + 5.672%)
	2,472,000	8.000	(a)(e)	12/31/99	2,240,720
Citigroup, Inc. (BB+/Ba1) (TSFR3M + 3.685%)
	2,430,000	6.300	(a)(e)	12/29/49	2,302,619
Comerica, Inc. (BB+/Baa2) (5 year CMT + 5.291%)
	1,550,000	5.625	(a)(e)	07/01/25	1,298,048
Credit Suisse AG (A-/A3)
	2,135,000	7.950		01/09/25	2,139,163
Danske Bank A/S (BBB+/Baa2) (1 year CMT + 2.100%)
	2,135,000	6.466	(a)(b)(e)	01/09/26	2,138,864
Deutsche Bank AG (BB+/Baa3) (SOFR + 2.757%)
	2,225,000	3.729	(a)(e)	01/14/32	1,662,031

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Intesa Sanpaolo SpA (BB+/Ba1)
	$2,350,000	5.017	%(b)	06/26/24	$2,288,900
Morgan Stanley (BBB+/Baa1) (SOFR + 1.360%)
	3,575,000	2.484	(a)(e)	09/16/36	2,703,701
The Bank of New York Mellon Corp. (BBB/Baa1) (5 year CMT + 4.358%)
	1,550,000	4.700	(a)(e)	09/20/25	1,473,678
The PNC Financial Services Group, Inc. (BBB-/Baa2) (5 year CMT + 3.238%)
	4,462,000	6.200	(a)(c)(e)	12/31/99	4,122,486
The Toronto-Dominion Bank (BBB/Baa1) (5 year CMT + 4.075%)
	1,475,000	8.125	(a)(e)	10/31/82	1,500,532
UniCredit SpA (BB+/Baa3) (5 year CMT + 4.750%)
	3,415,000	5.459	(a)(b)(e)	06/30/35	2,798,388
Wells Fargo & Co. (BB+/Baa2) (3M USD LIBOR + 3.990%)
	1,550,000	5.875	(a)(e)	06/15/25	1,521,139

					32,127,962

Beverages(a)(b) – 0.2%
Primo Water Holdings, Inc. (B/B1)
	3,300,000	4.375		04/30/29	2,898,456

Building Materials(a) – 1.9%
Builders FirstSource, Inc. (BB-/Ba2)
	5,180,000	5.000	(b)	03/01/30	4,827,242
Carrier Global Corp. (BBB/Baa3)
	1,910,000	3.377		04/05/40	1,516,846
CP Atlas Buyer, Inc. (CCC/Caa2)
	7,292,000	7.000	(b)(c)	12/01/28	5,410,226
James Hardie International Finance DAC (BB+/Ba1)
	4,850,000	5.000	(b)	01/15/28	4,571,076
Masonite International Corp. (BB+/Ba2)
	3,939,000	5.375	(b)	02/01/28	3,761,745
	1,241,000	3.500	(b)	02/15/30	1,031,755
SRM Escrow Issuer LLC (BB-/Ba3)
	6,780,000	6.000	(b)	11/01/28	6,360,928
Standard Industries, Inc. (BB/B1)
	1,880,000	5.000	(b)	02/15/27	1,790,926
	950,000	4.750	(b)	01/15/28	886,873

					30,157,617

Capital Goods(a)(b) – 0.1%
Cirsa Finance International S.a.r.l. (B-/B3)
EUR	2,040,000	10.375		11/30/27	2,344,282

Chemicals(a) – 3.4%
Ashland LLC (BB+/Ba1)
	$2,340,000	3.375	(b)	09/01/31	1,934,618
Avient Corp. (BB-/Ba3)
	2,660,000	7.125	(b)	08/01/30	2,743,178
Axalta Coating Systems LLC (BB-/B1)
	2,760,000	3.375	(b)	02/15/29	2,390,050
Axalta Coating Systems LLC/Axalta Coating Systems Dutch
Holding B B.V. (BB-/B1)
	2,930,000	4.750	(b)	06/15/27	2,786,254

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(a) – (continued)
Herens Holdco S.a.r.l. (B-/B2)
	$6,437,000	4.750	%(b)	05/15/28	$5,148,892
Ingevity Corp. (NR/Ba3)
	2,946,000	3.875	(b)	11/01/28	2,546,257
Minerals Technologies, Inc. (BB-/Ba3)
	3,421,000	5.000	(b)	07/01/28	3,130,523
Olympus Water US Holding Corp. (B-/B2)
EUR	750,000	3.875	(b)	10/01/28	660,948
	$4,335,000	4.250	(b)	10/01/28	3,544,730
Olympus Water US Holding Corp. (CCC+/Caa2)
	658,000	6.250	(b)(c)	10/01/29	486,821
Polar US Borrower LLC/Schenectady International Group, Inc. (CCC+/Caa2)
	5,619,000	6.750	(b)	05/15/26	2,921,150
SPCM SA (BB+/Ba1)
	1,910,000	3.125	(b)	03/15/27	1,681,029
	3,870,000	3.375	(b)	03/15/30	3,203,393
The Chemours Co. (BB/B1)
	608,000	5.375		05/15/27	563,525
	1,415,000	5.750	(b)	11/15/28	1,271,236
	5,700,000	4.625	(b)	11/15/29	4,720,113
Tronox, Inc. (BB-/B1)
	5,297,000	4.625	(b)	03/15/29	4,434,754
Valvoline, Inc. (B+/Ba3)
	2,095,000	4.250	(b)	02/15/30	2,055,132
	1,946,000	3.625	(b)	06/15/31	1,650,403
Vibrantz Technologies, Inc. (CCC+/Caa2)
	2,910,000	9.000	(b)	02/15/30	2,229,933
WR Grace Holdings LLC (B/B1)
	2,623,000	4.875	(b)	06/15/27	2,527,470
	2,610,000	7.375	(b)	03/01/31	2,615,272

					55,245,681

Commercial Services – 4.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (CCC+/Caa1)
	4,498,000	9.750	(a)(b)	07/15/27	4,000,071
	955,000	6.000	(a)(b)	06/01/29	711,914
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l. (B/B2)
	4,100,000	4.625	%(a)(b)	06/01/28	3,444,957
APi Group DE, Inc. (B/B1)
	5,388,000	4.125	(a)(b)	07/15/29	4,629,962
	2,159,000	4.750	(a)(b)	10/15/29	1,906,721
APX Group, Inc. (B/Ba3)
	10,145,000	5.750	(a)(b)	07/15/29	9,089,210
APX Group, Inc. (BB/Ba2)
	1,525,000	6.750	(a)(b)	02/15/27	1,516,521
Autostrade per l’Italia SpA (BBB-/Baa3)
EUR	2,690,000	2.000(a)		12/04/28	2,527,553
BCP V Modular Services Finance II PLC (B/B2)
	1,780,000	4.750	(a)(b)	11/30/28	1,640,926
Garda World Security Corp. (B/B2)
	$450,000	7.750	(a)(b)	02/15/28	443,570

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services – (continued)
Gartner, Inc. (BB+/Ba1)
	$2,202,000	3.625	%(a)(b)	06/15/29	$1,966,892
Herc Holdings, Inc. (B+/Ba3)
	3,019,000	5.500	(a)(b)	07/15/27	2,912,973
MPH Acquisition Holdings LLC (B-/Caa1)
	9,127,000	5.750	(a)(b)(c)	11/01/28	6,576,003
NESCO Holdings II, Inc. (B/B3)
	1,618,000	5.500	(a)(b)	04/15/29	1,461,523
Paysafe Finance PLC/Paysafe Holdings U.S. Corp. (B/B2)
	3,400,000	4.000	(a)(b)(c)	06/15/29	2,645,030
Prime Security Services Borrower LLC/Prime Finance, Inc. (B-/B3)
	2,002,000	6.250	(a)(b)	01/15/28	1,879,778
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)
	2,173,000	5.250	(b)	04/15/24	2,155,442
	4,553,000	3.375	(a)(b)	08/31/27	4,081,764
The ADT Security Corp. (BB-/Ba3)
	4,361,000	4.125	(a)(b)	08/01/29	3,891,626
The Brink’s Co. (BB-/Ba3)
	4,033,000	4.625	(a)(b)	10/15/27	3,808,523
TriNet Group, Inc. (BB+/Ba2)
	3,191,000	3.500	(a)(b)	03/01/29	2,740,176
Verisure Holding AB (B/B1)
EUR	650,000	3.250	(a)(b)	02/15/27	624,133
Verisure Midholding AB (CCC+/Caa1)
	725,000	5.250	(a)(b)	02/15/29	652,881

					65,308,149

Computers(a) – 1.4%
Ahead DB Holdings LLC (CCC+/Caa1)
	$2,695,000	6.625	(b)	05/01/28	2,256,470
Booz Allen Hamilton, Inc. (BBB-/Baa3)
	2,625,000	4.000	(b)	07/01/29	2,372,632
Crowdstrike Holdings, Inc. (BB/Ba3)
	6,771,000	3.000		02/15/29	5,906,208
KBR, Inc. (BB-/Ba3)
	2,613,000	4.750	(b)	09/30/28	2,335,499
Presidio Holdings, Inc. (CCC+/Caa1)
	1,442,000	8.250	(b)	02/01/28	1,372,049
Science Applications International Corp. (BB-/B1)
	2,354,000	4.875	(b)	04/01/28	2,201,390
Seagate HDD Cayman (BB+/Ba2)
	2,561,220	9.625	(b)	12/01/32	2,891,745
Virtusa Corp. (CCC+/Caa1)
	2,960,000	7.125	(b)	12/15/28	2,343,610

					21,679,603

Distribution & Wholesale(a)(b) – 1.5%
American Builders & Contractors Supply Co., Inc. (B+/B1)
	9,444,000	3.875		11/15/29	8,052,899
BCPE Empire Holdings, Inc. (CCC/Caa2)
	6,762,000	7.625		05/01/27	6,180,197
H&E Equipment Services, Inc. (BB-/B2)
	6,180,000	3.875		12/15/28	5,432,653

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Distribution & Wholesale(a)(b) – (continued)
Resideo Funding, Inc. (BB+/Ba3)
	$2,285,000	4.000%		09/01/29	$1,910,237
Univar Solutions USA, Inc. (BB/B1)
	2,270,000	5.125		12/01/27	2,272,361

					23,848,347

Diversified Financial Services – 4.3%
AerCap Holdings NV (BB+/Ba1)(5 year CMT + 4.535%)
	3,115,000	5.875	(a)(e)	10/10/79	2,854,679
Ally Financial, Inc. (BB-/Ba2)(5 year CMT + 3.868%)
	6,075,000	4.700	(a)(e)	12/31/99	4,310,577
Ally Financial, Inc. (BB+/Baa3)
	2,606,000	5.750	(a)	11/20/25	2,449,640
Capital One Financial Corp. (BB/Baa3)(5 year CMT + 3.157%)
	2,085,000	3.950	(a)(e)	12/31/99	1,565,418
Castlelake Aviation Finance DAC (B+/B2)
	1,755,000	5.000	(a)(b)	04/15/27	1,559,967
Global Aircraft Leasing Co. Ltd. (NR/B2)(d) (PIK 7.250%, Cash 6.500%)
	7,924,559	6.500	(a)(b)	09/15/24	7,155,164
Jane Street Group/JSG Finance, Inc. (BB-/Ba2)
	2,731,000	4.500	(a)(b)	11/15/29	2,447,003
Jefferies Finance LLC/JFIN Co-Issuer Corp. (BB-/B1)
	3,928,000	5.000	(a)(b)	08/15/28	3,326,191
LD Holdings Group LLC (CCC+/Caa1)
	3,685,000	6.500	(a)(b)	11/01/25	2,349,630
Lincoln Financing S.a.r.l. (BB+/B1)
EUR	1,550,500	3.625	(a)(b)	04/01/24	1,668,889
LPL Holdings, Inc. (BBB-/Baa3)
	$1,620,000	4.625	(a)(b)	11/15/27	1,530,819
Navient Corp. (B+/Ba3)
	2,000,000	6.750		06/15/26	1,946,920
	5,413,000	5.000	(a)	03/15/27	4,791,425
	3,153,000	4.875	(a)	03/15/28	2,653,218
	4,060,000	5.500	(a)	03/15/29	3,428,711
NFP Corp. (CCC+/Caa2)
	2,960,000	6.875	(a)(b)	08/15/28	2,542,433
OneMain Finance Corp. (BB/Ba2)
	5,643,000	6.125	(a)	03/15/24	5,497,918
	2,523,000	7.125		03/15/26	2,424,199
	1,458,000	3.500	(a)	01/15/27	1,224,910
	2,254,000	4.000	(a)	09/15/30	1,689,531
United Wholesale Mortgage LLC (NR/Ba3)
	3,641,000	5.500	(a)(b)	04/15/29	3,052,068
VistaJet Malta Finance PLC/XO Management Holding, Inc. (B-/Caa1)
	6,369,000	7.875	(a)(b)	05/01/27	6,145,448
	3,035,000	6.375	(a)(b)	02/01/30	2,713,411

					69,328,169

Electrical(a) – 0.4%
Edison International (BB+/Ba1) (5 year CMT + 4.698%)
	4,285,000	5.375	(e)	12/31/99	3,801,695

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical(a) – (continued)
Pike Corp. (CCC+/B3)
	$2,442,000	5.500	%(b)	09/01/28	$2,129,717

					5,931,412

Electrical Components & Equipment(a)(b) – 0.2%
Energizer Holdings, Inc. (B/B2)
	1,085,000	6.500		12/31/27	1,056,910
Wesco Distribution, Inc. (BB/Ba3)
	2,015,000	7.125		06/15/25	2,048,892

					3,105,802

Electronics(b) – 1.4%
Atkore, Inc. (BB/Ba2)
	2,593,000	4.250	(a)	06/01/31	2,287,648
Coherent Corp. (B+/B2)
	7,024,000	5.000	(a)	12/15/29	6,373,788
Imola Merger Corp. (BB-/B1)
	4,151,000	4.750	(a)	05/15/29	3,711,451
Sensata Technologies B.V. (BB+/Ba3)
	1,339,000	5.000		10/01/25	1,328,810
	1,135,000	4.000	(a)	04/15/29	1,025,404
	3,139,000	5.875	(a)	09/01/30	3,109,274
Sensata Technologies, Inc. (BB+/Ba3)
	3,389,000	4.375	(a)	02/15/30	3,107,679
	1,519,000	3.750	(a)	02/15/31	1,328,290

					22,272,344

Engineering & Construction(a) – 0.8%
AECOM (BB-/Ba3)
	2,692,000	5.125		03/15/27	2,640,394
Global Infrastructure Solutions, Inc. (BB-/B1)
	5,375,000	5.625	(b)	06/01/29	4,488,394
	2,915,000	7.500	(b)	04/15/32	2,511,885
Promontoria Holding 264 B.V. (B/B3)
EUR	2,305,000	6.375		03/01/27	2,409,280

					12,049,953

Entertainment(a) – 3.1%
Allen Media LLC/Allen Media Co-Issuer, Inc. (CCC/Caa1)
	$9,832,000	10.500	(b)	02/15/28	5,383,610
Banijay Group SAS (B-/Caa1)
EUR	1,275,000	6.500(b)		03/01/26	1,352,151
Boyne USA, Inc. (B/B1)
	$3,443,000	4.750	(b)	05/15/29	3,065,716
Caesars Entertainment, Inc. (B/B3)
	2,333,000	8.125	(b)	07/01/27	2,380,640
Caesars Entertainment, Inc. (B+/Ba3)
	2,050,000	7.000	(b)	02/15/30	2,085,465
Cinemark USA, Inc. (B/B3)
	1,925,000	5.250	(b)(c)	07/15/28	1,670,727
Everi Holdings, Inc. (B+/B3)
	3,190,000	5.000	(b)	07/15/29	2,860,473
International Game Technology PLC (BB+/Ba1)
EUR	2,364,000	2.375		04/15/28	2,256,107
	$2,511,000	4.125	(b)	04/15/26	2,431,100

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Entertainment(a) – (continued)
	$3,131,000	5.250	%(b)	01/15/29	$2,998,120
Motion Bondco DAC (CCC/Caa2)
	2,235,000	6.625	(b)	11/15/27	2,073,007
Penn Entertainment, Inc. (B/B3)
	2,900,000	5.625	(b)	01/15/27	2,722,810
	1,580,000	4.125	(b)	07/01/29	1,316,440
Pinewood Finance Co. Ltd. (BB/NR)
GBP	3,650,000	3.250	%(b)	09/30/25	4,215,549
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (CCC+/B3)
	$4,764,000	5.625	(b)	09/01/29	3,524,407
SeaWorld Parks & Entertainment, Inc. (B/B3)
	4,500,000	5.250	(b)	08/15/29	4,049,280
Six Flags Theme Parks, Inc. (BB/Ba2)
	840,000	7.000	(b)	07/01/25	849,164
WMG Acquisition Corp. (BB+/Ba3)
	1,655,000	3.750	(b)	12/01/29	1,466,049
	1,200,000	3.875	(b)	07/15/30	1,052,220
	2,922,000	3.000	(b)	02/15/31	2,444,312

					50,197,347

Environmental(a)(b) – 0.3%
Clean Harbors, Inc. (BB+/Ba3)
	255,000	6.375		02/01/31	260,192
GFL Environmental, Inc. (B-/B3)
	2,216,000	4.000		08/01/28	2,013,191
GFL Environmental, Inc. (BB-/Ba3)
	3,460,000	3.500		09/01/28	3,127,944

					5,401,327

Food & Drug Retailing – 1.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/
Albertson’s LLC (BB/Ba3)
	7,000	4.625	(a)(b)	01/15/27	6,766
	3,744,000	3.500	(a)(b)	03/15/29	3,257,617
Chobani LLC/Chobani Finance Corp., Inc. (CCC/Caa2)
	2,363,000	7.500	(a)(b)	04/15/25	2,312,101
New Albertsons LP (B+/WR)
	3,100,000	7.450		08/01/29	3,115,345
Performance Food Group, Inc. (BB-/B2)
	6,255,000	4.250	(a)(b)	08/01/29	5,649,891
Post Holdings, Inc. (B+/B2)
	2,456,000	5.750	(a)(b)	03/01/27	2,410,957
	3,000	5.625	(a)(b)	01/15/28	2,939
	588,000	5.500	(a)(b)	12/15/29	556,671
	3,980,000	4.625	(a)(b)	04/15/30	3,567,792
Sigma Holdco B.V. (CCC/Caa2)
	4,900,000	7.875	(a)(b)	05/15/26	3,887,807
US Foods, Inc. (BB/B1)
	2,181,000	6.250	(a)(b)	04/15/25	2,201,654

					26,969,540

Forest Products&Paper(a) – 0.1%
Mercer International, Inc. (B+/Ba3)
	2,248,000	5.500		01/15/26	2,189,080

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Gaming(a) – 1.1%
Las Vegas Sands Corp. (BB+/Baa3)
	$6,859,000	3.200%		08/08/24	$6,631,624
Melco Resorts Finance Ltd. (BB-/Ba3)
	2,395,000	4.875	(b)	06/06/25	2,237,828
MGM Resorts International (B+/B1)
	5,090,000	5.500		04/15/27	4,932,108
Sands China Ltd. (BB+/Baa2)
	2,315,000	5.625		08/08/25	2,245,550
Wynn Macau Ltd. (B+/B2)
	2,072,000	4.875	(b)	10/01/24	1,994,922

					18,042,032

Gas(a) – 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/B1)
	7,733,000	5.750		05/20/27	7,260,591

Hand/Machine Tools(b) – 0.1%
Regal Rexnord Corp. (BB+/Baa3)
	2,165,000	6.050		02/15/26	2,179,809

Healthcare Providers & Services(a) – 2.5%
Catalent Pharma Solutions, Inc. (BB-/B1)
	5,539,000	3.500	(b)	04/01/30	4,865,458
Centene Corp. (BBB-/Ba1)
	12,000	4.625		12/15/29	11,290
	2,570,000	3.375		02/15/30	2,250,755
	4,574,000	2.500		03/01/31	3,701,875
	911,000	2.625		08/01/31	738,493
CHS/Community Health Systems, Inc. (B-/B3)
	2,003,000	8.000	(b)	03/15/26	1,936,681
	4,019,000	5.625	(b)	03/15/27	3,486,924
	1,325,000	5.250	(b)	05/15/30	1,032,599
Global Medical Response, Inc. (B-/B3)
	3,404,000	6.500	(b)	10/01/25	2,511,641
Laboratoire Eimer Selas (CCC+/Caa1)
EUR	600,000	5.000(b)		02/01/29	486,678
Medline Borrower LP (B-/Caa1)
	$3,648,000	5.250	(b)	10/01/29	3,164,968
Medline Borrower LP (B+/B1)
	4,601,000	3.875	(b)	04/01/29	3,992,058
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa1)
	2,871,000	9.750	(b)	12/01/26	2,320,687
Tenet Healthcare Corp. (B-/B1)
	585,000	6.250		02/01/27	575,441
Tenet Healthcare Corp. (BB-/B1)
	994,000	4.625		07/15/24	980,561
	4,097,000	4.625		06/15/28	3,807,219
	3,270,000	4.250		06/01/29	2,954,674
	1,592,000	6.125	(b)	06/15/30	1,572,641

					40,390,643

Home Builders(a) – 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (B+/B1)
	1,645,000	5.000	(b)	06/15/29	1,258,392

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Home Builders(a) – (continued)
$1,031,000	4.875	%(b)	02/15/30	$777,560
LGI Homes, Inc. (BB-/Ba2)
2,141,000	4.000	(b)	07/15/29	1,736,586
Thor Industries, Inc. (BB-/B1)
5,925,000	4.000	(b)	10/15/29	4,894,583
Tri Pointe Homes, Inc. (BB-/Ba2)
1,863,000	5.250		06/01/27	1,772,533

				10,439,654

Household Products(a) – 0.4%
Central Garden & Pet Co. (BB/B1)
2,307,000	4.125		10/15/30	2,038,811
1,000,000	4.125	(b)	04/30/31	863,970
Spectrum Brands, Inc. (B/B2)
149,000	5.750		07/15/25	147,850
3,719,000	3.875	(b)	03/15/31	3,077,361

				6,127,992

Housewares(a) – 0.2%
Newell Brands, Inc. (BB+/Ba1)
1,017,000	4.875		06/01/25	995,877
1,745,000	6.000		04/01/46	1,428,841
The Scotts Miracle-Gro Co. (B/B1)
1,602,000	4.000		04/01/31	1,286,870

				3,711,588

Insurance(a) – 1.2%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)
7,413,000	4.250	(b)	02/15/29	6,325,291
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
1,140,000	6.000	(b)	08/01/29	945,767
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (CCC+/Caa2)
2,884,000	6.750	(b)	10/15/27	2,676,208
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (NR/B2)
2,355,000	6.750	(b)	04/15/28	2,350,949
HUB International Ltd. (CCC+/Caa2)
3,692,000	7.000	(b)	05/01/26	3,637,026
Prudential Financial, Inc. (BBB+/Baa1)(3M USD LIBOR + 3.920%)
1,525,000	5.625	(e)	06/15/43	1,500,020
Voya Financial, Inc. (BBB-/Ba2)(5 year CMT + 3.358%)
1,550,000	6.125	(e)	09/15/23	1,457,915

				18,893,176

Internet(a)(b) – 2.0%
ANGI Group LLC (B/B2)
3,624,000	3.875	(c)	08/15/28	2,835,309
Cars.com, Inc. (B+/B3)
3,260,000	6.375		11/01/28	3,081,808
Endurance International Group Holdings, Inc. (CCC+/Caa2)
4,281,000	6.000		02/15/29	2,928,033
Gen Digital, Inc. (BB-/B1)
3,730,000	6.750		09/30/27	3,751,149

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Internet(a)(b) – (continued)
Getty Images, Inc. (B/Caa1)
	$1,489,000	9.750%		03/01/27	$1,487,302
ION Trading Technologies S.a.r.l. (B-/B3)
	2,087,000	5.750		05/15/28	1,675,924
Match Group Holdings II LLC (BB/Ba3)
	2,033,000	4.625		06/01/28	1,889,511
	2,459,000	5.625		02/15/29	2,321,198
	2,269,000	3.625		10/01/31	1,847,510
Uber Technologies, Inc. (B/B1)
	2,335,000	7.500		05/15/25	2,363,744
	219,000	8.000		11/01/26	224,490
	712,000	6.250		01/15/28	710,690
	2,990,000	4.500		08/15/29	2,728,435
Ziff Davis, Inc. (BB/Ba3)
	4,653,000	4.625		10/15/30	4,055,834

					31,900,937

Iron/Steel(a)(b) – 0.3%
Mineral Resources Ltd. (NR/Ba3)
	4,610,000	8.000		11/01/27	4,739,725

Leisure Time(a) – 2.0%
Carnival Corp. (B/B3)
	1,034,000	7.625	(b)	03/01/26	943,391
	5,106,000	5.750	(b)	03/01/27	4,192,843
Carnival Corp. (BB-/B1)
EUR	1,000,000	10.125		02/01/26	1,139,083
	$1,327,000	9.875	(b)	08/01/27	1,366,240
Lindblad Expeditions LLC (B-/B3)
	905,000	6.750	(b)	02/15/27	876,456
MajorDrive Holdings IV LLC (CCC+/Caa2)
	5,000,000	6.375	(b)	06/01/29	3,695,900
NCL Corp. Ltd. (B-/Caa1)
	2,269,000	3.625	(b)	12/15/24	2,125,826
	5,222,000	5.875	(b)	03/15/26	4,444,183
	310,000	7.750	(b)	02/15/29	266,330
Royal Caribbean Cruises Ltd. (B/B3)
	4,540,000	4.250	(b)	07/01/26	4,074,423
	3,280,000	5.500	(b)	08/31/26	3,048,727
	2,855,000	5.375	(b)	07/15/27	2,545,147
	2,565,000	11.625	(b)	08/15/27	2,755,169
TUI Cruises GmbH (NR/Caa2)
EUR	575,000	6.500(b)		05/15/26	557,094

					32,030,812

Lodging(a) – 2.0%
Hilton Domestic Operating Co., Inc. (BB+/Ba2)
	$1,922,000	4.875		01/15/30	1,837,355
	1,460,000	4.000	(b)	05/01/31	1,278,274
	2,295,000	3.625	(b)	02/15/32	1,934,777
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand
Vacations Borrower Esc (B/B2)
	5,410,000	5.000	(b)	06/01/29	4,798,940
	2,913,000	4.875	(b)	07/01/31	2,488,809

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Lodging(a) – (continued)
Marriott Ownership Resorts, Inc. (B+/B1)
	$2,574,000	4.750%		01/15/28	$2,300,847
	2,585,000	4.500	(b)	06/15/29	2,200,688
MGM Resorts International (B+/B1)
	4,046,000	4.750		10/15/28	3,772,774
Travel + Leisure Co. (BB-/Ba3)
	3,750,000	6.625	(b)	07/31/26	3,764,888
	2,397,000	6.000		04/01/27	2,375,091
	2,610,000	4.500	(b)	12/01/29	2,274,119
	3,287,000	4.625	(b)	03/01/30	2,828,628

					31,855,190

Machinery – Construction & Mining(a)(b) – 0.7%
BWX Technologies, Inc. (BB-/Ba3)
	4,375,000	4.125		04/15/29	3,895,675
The Manitowoc Co., Inc. (B/B3)
	2,259,000	9.000		04/01/26	2,260,107
Vertiv Group Corp. (BB-/B1)
	5,321,000	4.125		11/15/28	4,731,008

					10,886,790

Machinery-Diversified(a)(b) – 1.0%
Chart Industries, Inc. (B+/Ba3)
	3,910,000	7.500		01/01/30	4,039,890
Husky III Holding Ltd. (CCC/Caa2)(d)
	4,283,000	13.000		02/15/25	3,619,135
Mueller Water Products, Inc. (BB/Ba1)
	3,183,000	4.000		06/15/29	2,863,204
Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC/Caa2)
	2,414,000	7.750		04/15/26	2,014,531
TK Elevator Holdco GmbH (CCC+/Caa1)
	4,672,000	7.625(c)		07/15/28	4,090,523

					16,627,283

Media – 6.1%
Altice Financing SA (B/B2)
EUR	2,425,000	4.250	(a)(b)	08/15/29	2,115,712
	$6,075,000	5.000	(a)(b)	01/15/28	4,925,731
Altice Finco SA (CCC+/Caa1)
EUR	1,800,000	4.750	(a)	01/15/28	1,464,075
Audacy Capital Corp. (CCC-/Caa3)
	$3,855,000	6.500	(a)(b)	05/01/27	258,208
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	3,979,000	5.500	(a)(b)	05/01/26	3,874,074
	2,731,000	4.750	(a)(b)	03/01/30	2,366,739
	6,131,000	4.500	(a)(b)	08/15/30	5,167,881
	15,352,000	4.250	(a)(b)	02/01/31	12,580,964
	2,804,000	4.500	(a)	05/01/32	2,290,728
CSC Holdings LLC (CCC+/Caa1)
	10,000	5.250		06/01/24	9,651
	2,306,000	4.625	(a)(b)	12/01/30	1,134,852
Cumulus Media New Holdings, Inc. (B/B3)
	1,742,000	6.750	(a)(b)(c)	07/01/26	1,332,630

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co. (NR/WR)
	$4,800,000	5.375	%(a)(b)(f)	08/15/26	$259,680
	3,812,000	6.625	(a)(b)(f)	08/15/27	46,468
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (BB/Ba3)
	3,040,000	5.875	(a)(b)	08/15/27	2,753,541
DISH DBS Corp. (B/B3)
	5,394,000	7.750		07/01/26	3,560,040
DISH DBS Corp. (B+/Ba3)
	2,675,000	5.250	(a)(b)	12/01/26	2,137,138
DISH Network Corp. (B+/Ba3)
	5,155,000	11.750	(a)(b)	11/15/27	4,956,790
iHeartCommunications, Inc. (B-/Caa1)
	6,985,000	8.375	(a)(c)	05/01/27	5,076,488
iHeartCommunications, Inc. (BB-/B1)
	385,000	6.375	(a)	05/01/26	339,763
	2,599,000	4.750	(a)(b)	01/15/28	2,071,663
Sinclair Television Group, Inc. (BB-/Ba2)
	3,102,000	4.125	(a)(b)	12/01/30	2,504,307
Sirius XM Radio, Inc. (BB/Ba3)
	1,520,000	3.125	(a)(b)	09/01/26	1,370,949
	5,094,000	5.000	(a)(b)	08/01/27	4,734,720
	850,000	4.000	(a)(b)	07/15/28	730,643
TEGNA, Inc. (BB/Ba3)
	742,000	4.750	(a)(b)	03/15/26	703,579
	3,365,000	4.625	(a)	03/15/28	2,952,081
Townsquare Media, Inc. (B/B2)
	2,420,000	6.875	(a)(b)	02/01/26	2,278,866
UPC Holding B.V. (B/B3)
	3,025,000	5.500	(a)(b)	01/15/28	2,703,079
Urban One, Inc. (B-/B3)
	9,814,000	7.375	(a)(b)	02/01/28	8,907,186
Virgin Media Secured Finance PLC (BB-/Ba3)
	2,150,000	5.500	(a)(b)	05/15/29	1,998,296
Virgin Media Vendor Financing Notes IV DAC (B/B2)
	1,850,000	5.000	(a)(b)	07/15/28	1,643,226
VZ Secured Financing B.V. (B+/B1)
	2,320,000	5.000	(a)(b)	01/15/32	1,893,120
Ziggo B.V. (B+/B1)
	2,492,000	4.875	(a)(b)	01/15/30	2,123,932
Ziggo Bond Co. B.V. (B-/B3)
Ziggo Bond Co. B.V. (B-/B3)
EUR	3,900,000	3.375	%(a)(b)	02/28/30	3,279,846
	$1,725,000	5.125	(a)(b)	02/28/30	1,386,762

					97,933,408

Metal Fabricate & Hardware(a)(b) – 0.2%
Roller Bearing Co of America, Inc. (B+/B2)
	3,142,000	4.375		10/15/29	2,803,827

Mining(a)(b) – 0.6%
FMG Resources August Pty. Ltd. (BB+/Ba1)
	2,785,000	5.875		04/15/30	2,693,652

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Mining(a)(b) – (continued)
Novelis Corp. (BB/Ba3)
$7,113,000	4.750%		01/30/30	$6,537,914

				9,231,566

Miscellaneous Manufacturing(a) – 0.4%
Amsted Industries, Inc. (BB/Ba3)
3,007,000	5.625	(b)	07/01/27	2,922,954
Hillenbrand, Inc. (BB+/Ba1)
649,000	5.750		06/15/25	646,651
4,364,000	3.750		03/01/31	3,646,951

				7,216,556

Office & Business Equipment(a)(b) – 0.1%
Xerox Holdings Corp. (BB/Ba2)
2,500,000	5.000		08/15/25	2,359,875

Oil Field Services – 5.6%
Archrock Partners LP/Archrock Partners Finance Corp. (B+/B2)
2,599,000	6.250	(a)(b)	04/01/28	2,494,832
Berry Petroleum Co. LLC (B/B3)
2,916,000	7.000	(a)(b)	02/15/26	2,731,301
California Resources Corp. (BB-/B2)
2,565,000	7.125	(a)(b)	02/01/26	2,593,369
Callon Petroleum Co. (B+/B3)
930,000	7.500	(a)(b)	06/15/30	873,707
Chord Energy Corp. (BB-/Ba3)
2,150,000	6.375	(a)(b)	06/01/26	2,130,026
Civitas Resources, Inc. (BB-/B1)
3,270,000	5.000	(a)(b)	10/15/26	3,084,722
CNX Resources Corp. (BB/B1)
375,000	7.250	(a)(b)	03/14/27	377,677
2,915,000	7.375	(a)(b)	01/15/31	2,871,071
Comstock Resources, Inc. (B+/B2)
3,340,000	6.750	(a)(b)	03/01/29	3,040,936
Continental Resources, Inc. (BBB-/Baa3u)
2,470,000	4.375	(a)	01/15/28	2,330,445
CrownRock LP/CrownRock Finance, Inc. (BB-/B1)
5,831,000	5.625	(a)(b)	10/15/25	5,722,019
1,035,000	5.000	(a)(b)	05/01/29	964,134
MEG Energy Corp. (BB-/B2)
3,838,000	7.125	(a)(b)	02/01/27	3,922,705
Nabors Industries Ltd. (CCC/B3)
336,000	7.250	(a)(b)	01/15/26	320,393
Nabors Industries, Inc. (B+/B1)
6,530,000	7.375	(a)(b)	05/15/27	6,394,502
Noble Finance Co. (NR/NR)(d) (PIK 15.000%, Cash 11.000%)
1,067,621	11.000	%(a)(b)	02/15/28	1,151,888
Occidental Petroleum Corp. (BB+/Baa3)
1,071,000	5.875	(a)	09/01/25	1,081,881
775,000	5.500	(a)	12/01/25	778,867
4,488,000	6.450		09/15/36	4,721,062
10,146,000	4.400	(a)	04/15/46	8,076,013
Permian Resources Operating LLC (BB-/B2)
2,054,000	6.875	(a)(b)	04/01/27	2,015,857

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Range Resources Corp. (BB/Ba3)
	$2,130,000	4.875	%(a)	05/15/25	$2,106,144
	565,000	4.750	(a)(b)	02/15/30	515,218
SM Energy Co. (BB-/B2)
	875,000	6.500	(a)	07/15/28	835,625
Southwestern Energy Co. (BB+/Ba2)
	1,160,000	5.375	(a)	03/15/30	1,089,217
	525,000	4.750	(a)	02/01/32	463,916
Southwestern Energy Co. (BB+/NR)
	5,703,000	5.375	(a)	02/01/29	5,383,119
Sunoco LP/Sunoco Finance Corp. (BB/Ba3)
	4,425,000	4.500	(a)	04/30/30	4,000,642
TechnipFMC PLC (BB+/Ba1)
	1,240,000	6.500	(a)(b)	02/01/26	1,232,957
Transocean Poseidon Ltd. (B-/B2)
	2,522,812	6.875	(a)(b)	02/01/27	2,468,395
Transocean Titan Financing Ltd. (B-/B2)
	415,000	8.375	(a)(b)	02/01/28	425,533
Transocean, Inc. (B-/B2)
	300,000	8.750	(a)(b)	02/15/30	306,000
Transocean, Inc. (CCC+/Caa1)
	5,014,000	11.500	(a)(b)	01/30/27	5,183,273
USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)
	7,894,000	6.875	(a)	04/01/26	7,711,649

					89,399,095

Packaging(a) – 2.7%
ARD Finance SA (B-/Caa3)(d)
(PIK 5.750%, Cash 5.000%)
EUR	2,294,375	5.000		06/30/27	1,854,642
(PIK 7.250%, Cash 6.500%)
	$2,435,107	6.500	(b)	06/30/27	1,861,469
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal
Packaging Finance PLC (B+/Caa1)
EUR	1,545,000	3.000		09/01/29	1,246,577
	$2,670,000	4.000	(b)	09/01/29	2,100,035
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B-/Caa1)
	5,387,000	5.250	%(b)	08/15/27	4,249,808
Ball Corp. (BB+/Ba1)
	3,786,000	6.875		03/15/28	3,918,018
	2,925,000	2.875		08/15/30	2,452,700
Berry Global, Inc. (BBB-/NR)
	2,300,000	5.500	(b)	04/15/28	2,292,663
Crown Americas LLC (BB+/Ba2)
	1,625,000	5.250		04/01/30	1,572,594
Crown Americas LLC/Crown Americas Capital Corp. VI (BB+/Ba2)
	2,444,000	4.750		02/01/26	2,392,285
Kleopatra Finco S.a.r.l. (B-/B2)
EUR	1,986,000	4.250		03/01/26	1,787,151
Kleopatra Holdings 2 SCA (CCC/Caa2)
	4,725,000	6.500	%(b)	09/01/26	2,973,148

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging(a) – (continued)
LABL, Inc. (CCC+/Caa2)
$4,030,000	10.500	%(b)	07/15/27	$3,739,195
Mauser Packaging Solutions Holding Co. (B/B2)
3,625,000	7.875	(b)	08/15/26	3,623,623
Owens-Brockway Glass Container, Inc. (B+/B2)
2,818,000	6.625	(b)	05/13/27	2,820,367
Sealed Air Corp./Sealed Air Corp. U.S. (BB+/Ba2)
110,000	6.125	(b)	02/01/28	111,308
Trident TPI Holdings, Inc. (CCC+/Caa2)
2,456,000	6.625	(b)	11/01/25	2,271,505
TriMas Corp. (BB-/Ba3)
2,865,000	4.125	(b)	04/15/29	2,540,969

				43,808,057

Pharmaceuticals(a) – 2.3%
AdaptHealth LLC (B/B1)
961,000	6.125	(b)	08/01/28	880,113
1,565,000	5.125	(b)	03/01/30	1,328,278
Bausch Health Cos., Inc. (CCC-/Caa3)
804,000	14.000	(b)	10/15/30	462,324
Bausch Health Cos., Inc. (CCC+/Caa1)
454,000	5.500	(b)	11/01/25	378,654
1,465,000	6.125	(b)	02/01/27	949,203
Cheplapharm Arzneimittel GmbH (B+/B2)
4,494,000	5.500	(b)	01/15/28	4,003,435
Herbalife Nutrition Ltd./HLF Financing, Inc. (B+/B1)
6,601,000	7.875	(b)	09/01/25	6,242,434
Jazz Securities DAC (BB-/Ba2)
4,650,000	4.375	(b)	01/15/29	4,277,953
Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB/Ba2)
6,255,000	4.125	(b)	04/30/28	5,756,852
Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB-/B1)
5,380,000	5.125	(b)	04/30/31	4,775,611
Perrigo Finance Unlimited Co. (BB-/Ba3)
518,000	4.375		03/15/26	499,072
6,986,000	4.400		06/15/30	6,265,394
Prestige Brands, Inc. (BB-/B1)
2,014,000	3.750	(b)	04/01/31	1,731,698

				37,551,021

Pipelines(a) – 4.1%
Buckeye Partners LP (BB/B1)
600,000	4.350		10/15/24	587,214
3,545,000	3.950		12/01/26	3,207,516
839,000	4.125		12/01/27	744,470
1,534,000	4.500	(b)	03/01/28	1,383,852
Cheniere Energy Partners LP (BBB-/Ba1)
4,394,000	4.000		03/01/31	3,912,901
Cheniere Energy, Inc. (BBB-/Ba1)
2,464,000	4.625		10/15/28	2,333,088
CNX Midstream Partners LP (BB/B1)
2,751,000	4.750	(b)	04/15/30	2,365,090
DT Midstream, Inc. (BB+/Ba2)
3,150,000	4.375	(b)	06/15/31	2,737,822

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines(a) – (continued)
EnLink Midstream LLC (BB+/Ba1)
	$2,429,000	5.375%		06/01/29	$2,342,188
	2,350,000	6.500	(b)	09/01/30	2,376,226
EQM Midstream Partners LP (BB-/Ba3)
	3,140,000	7.500	(b)	06/01/27	3,151,492
Genesis Energy LP/Genesis Energy Finance Corp. (B/B2)
	5,624,000	8.000		01/15/27	5,549,482
	1,470,000	8.875		04/15/30	1,494,622
Global Partners LP/GLP Finance Corp. (B+/B2)
	912,000	7.000		08/01/27	876,596
	1,383,000	6.875		01/15/29	1,276,786
Howard Midstream Energy Partners LLC (B+/B3)
	5,340,000	6.750	(b)	01/15/27	5,037,809
Kinetik Holdings LP (BB+/Ba1)
	4,315,000	5.875	(b)	06/15/30	4,151,850
NuStar Logistics LP (BB-/Ba3)
	3,321,000	5.750		10/01/25	3,240,765
	3,336,000	5.625		04/28/27	3,169,033
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (B-/Caa2)
	4,601,000	5.750	(c)	04/15/25	3,839,396
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (BB-/B3)
	2,340,000	8.500	(b)	10/15/26	2,247,781
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)
	3,675,000	6.000	(b)	09/01/31	3,252,375
Western Midstream Operating LP (BBB-/Baa3)
	7,170,000	4.300		02/01/30	6,521,545

					65,799,899

Real Estate – 0.6%
Cushman & Wakefield U.S. Borrower LLC (BB/Ba3)
	2,303,000	6.750	(a)(b)	05/15/28	2,071,549
Kennedy-Wilson, Inc. (BB-/B1)
	2,735,000	4.750	(a)	03/01/29	2,174,051
	3,501,000	4.750	(a)	02/01/30	2,586,049
	1,514,000	5.000	(a)	03/01/31	1,114,985
Redfin Corp. (NR/NR)
	2,115,000	0.500		04/01/27	1,297,539

					9,244,173

Real Estate Investment Trust(a) – 1.2%
CTR Partnership LP/CareTrust Capital Corp. (BB+/Ba2)
	1,045,000	3.875	(b)	06/30/28	907,468
MPT Operating Partnership LP/MPT Finance Corp. (BB+/Ba1)
GBP	2,000,000	2.550		12/05/23	2,338,534
	2,225,000	3.692		06/05/28	1,808,933
	$2,044,000	4.625		08/01/29	1,509,923
	4,565,000	3.500		03/15/31	3,050,333
SBA Communications Corp. (BB/Ba3)
	3,142,000	3.125		02/01/29	2,733,069
Service Properties Trust (B+/B2)
	3,253,000	4.500		03/15/25	2,988,108

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(a) – (continued)
Service Properties Trust (BB/B1)
	$1,493,000	7.500%		09/15/25	$1,472,621
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC (B/B2)
	2,190,000	10.500	(b)	02/15/28	2,124,059

					18,933,048

Retailing – 6.1%
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
	2,475,000	4.375	(a)(b)	01/15/28	2,284,128
	4,166,000	4.000	(a)(b)	10/15/30	3,570,345
1011778 BC ULC/New Red Finance, Inc. (BB+/Ba2)
	2,583,000	3.875	(a)(b)	01/15/28	2,403,249
Arko Corp. (B-/B3)
	11,184,000	5.125	(a)(b)	11/15/29	9,342,555
Asbury Automotive Group, Inc. (BB/B1)
	288,000	4.500	(a)	03/01/28	265,205
	3,456,000	4.625	(a)(b)	11/15/29	3,092,291
	185,000	4.750	(a)	03/01/30	165,405
	1,014,000	5.000	(a)(b)	02/15/32	888,872
Beacon Roofing Supply, Inc. (B/B2)
	8,465,000	4.125	(a)(b)	05/15/29	7,451,147
Carvana Co. (C/Ca)
	1,605,000	5.500	(a)(b)	04/15/27	717,884
eG Global Finance PLC (B-/B3)
	4,640,000	6.750	(a)(b)	02/07/25	4,292,139
	2,210,000	8.500	(a)(b)	10/30/25	2,065,996
Foundation Building Materials, Inc. (CCC+/Caa1)
	2,772,000	6.000	(a)(b)	03/01/29	2,203,906
Group 1 Automotive, Inc. (BB+/Ba2)
	2,208,000	4.000	(a)(b)	08/15/28	1,942,665
GYP Holdings III Corp. (B/B1)
	6,227,000	4.625	(a)(b)	05/01/29	5,358,209
Ken Garff Automotive LLC (BB-/B1)
	6,491,000	4.875	(a)(b)	09/15/28	5,527,801
LCM Investments Holdings II LLC (BB-/B2)
	5,325,000	4.875	(a)(b)	05/01/29	4,451,434
Lithia Motors, Inc. (BB+/Ba2)
	1,258,000	3.875	(a)(b)	06/01/29	1,087,818
	853,000	4.375	(a)(b)	01/15/31	735,525
Maryland Bidco Ltd. (NR/NR)(d)
GBP	1,071,000	10.000(a)		01/26/28	1,132,018
Murphy Oil USA, Inc. (BB+/Ba2)
	$3,341,000	3.750	(a)(b)	02/15/31	2,815,594
Nordstrom, Inc. (BB+/Ba1)
	1,795,000	4.375	(a)	04/01/30	1,377,124
Penske Automotive Group, Inc. (BB-/Ba3)
	3,432,000	3.500	(a)(c)	09/01/25	3,247,358
	3,469,000	3.750	(a)	06/15/29	2,992,741
QVC, Inc. (B-/B2)
	4,201,000	4.850		04/01/24	3,361,598
Sonic Automotive, Inc. (BB-/B1)
	4,457,000	4.625	(a)(b)	11/15/29	3,781,274
	2,092,000	4.875	(a)(b)	11/15/31	1,712,658

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
SRS Distribution, Inc. (CCC/Caa2)
	$2,238,000	6.125	%(a)(b)	07/01/29	$1,887,417
	1,814,000	6.000	(a)(b)	12/01/29	1,498,854
Staples, Inc. (B/B3)
	2,435,000	7.500	(a)(b)	04/15/26	2,133,157
Staples, Inc. (CCC+/Caa2)
	2,837,000	10.750	(a)(b)(c)	04/15/27	2,057,336
Stonegate Pub Co. Financing 2019 PLC (NR/B3)
GBP	1,750,000	8.250	(a)(b)	07/31/25	2,016,879
Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/B1)
	$2,121,000	5.875	(a)	03/01/27	2,065,409
	3,272,000	5.000	(a)(b)	06/01/31	2,853,838
The Cheesecake Factory, Inc. (NR/NR)
	1,728,000	0.375		06/15/26	1,429,920
Yum! Brands, Inc. (BB/Ba3)
	4,248,000	3.625	(a)	03/15/31	3,726,133

					97,935,882

Semiconductors(a) – 0.7%
Amkor Technology, Inc. (BB/B1)
	3,403,000	6.625	(b)	09/15/27	3,408,104
Broadcom, Inc. (BBB-/Baa3)
	3,590,000	3.137	(b)	11/15/35	2,766,634
Entegris Escrow Corp. (BB/Baa3)
	3,240,000	4.750	(b)	04/15/29	3,057,685
Micron Technology, Inc. (BBB-/Baa3)
	1,940,000	2.703		04/15/32	1,552,369

					10,784,792

Software(a) – 1.7%
AthenaHealth Group, Inc. (CCC/Caa2)
	5,574,000	6.500	(b)	02/15/30	4,519,455
Camelot Finance SA (B+/B1)
	375,000	4.500	(b)	11/01/26	354,195
Castle U.S. Holding Corp. (CCC-/Caa2)
	2,900,000	9.500	(b)	02/15/28	1,164,785
Elastic NV (B+/B1)
	3,315,000	4.125	(b)	07/15/29	2,829,319
MSCI, Inc. (BBB-/Ba1)
	1,770,000	3.625	(b)	09/01/30	1,538,130
Open Text Corp. (BB-/Ba3)
	2,935,000	3.875	(b)	02/15/28	2,620,750
	2,995,000	3.875	(b)	12/01/29	2,523,348
Open Text Corp. (BBB-/Ba1)
	2,350,000	6.900	(b)	12/01/27	2,422,874
Oracle Corp. (BBB/Baa2)
	1,955,000	3.600		04/01/40	1,514,910
ROBLOX Corp. (BB/Ba2)
	1,769,000	3.875	(b)	05/01/30	1,513,503
SS&C Technologies, Inc. (B+/B2)
	2,950,000	5.500	(b)	09/30/27	2,864,509
TeamSystem SpA (B-/B3)
EUR	1,075,000	3.500	(b)	02/15/28	1,031,113

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software(a) – (continued)
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B+/B1)
	$2,060,000	3.875	%(b)	02/01/29	$1,784,557

					26,681,448

Telecommunication Services – 3.0%
Altice France Holding SA (CCC+/Caa1)(a)(b)
	4,555,000	10.500		05/15/27	3,483,937
Altice France SA (B/B2)(a)(b)
	4,710,000	8.125		02/01/27	4,346,953
	225,000	5.500		01/15/28	183,047
	664,000	5.125		01/15/29	503,677
	4,764,000	5.500		10/15/29	3,656,608
AT&T, Inc. (BBB/Baa2)(a)
	1,947,000	3.500		06/01/41	1,536,806
CommScope, Inc. (B/B1)(a)(b)
	1,551,000	6.000		03/01/26	1,495,226
Frontier Communications Holdings LLC (B/B3)(a)(b)
	4,856,000	5.875		10/15/27	4,439,452
Frontier Communications Holdings LLC (CCC+/Caa2)(a)(b)(c)
	4,745,000	6.000		01/15/30	3,609,000
Intelsat Jackson Holdings SA (NR/NR)(a)(b)(f)(g)
	8,485,000	0.000		10/15/24	—
	15,490,000	0.000		07/15/25	—
Level 3 Financing, Inc. (B/B1)(a)(b)
	2,814,000	4.250		07/01/28	1,585,773
	1,124,000	3.625		01/15/29	620,369
Level 3 Financing, Inc. (BB-/Ba2)(a)(b)
	900,000	3.875		11/15/29	651,024
Lorca Telecom Bondco SA (B/B1)(a)(b)
EUR	2,555,000	4.000		09/18/27	2,549,170
Nokia of America Corp. (NR/WR)
	$5,200,000	6.450		03/15/29	4,946,968
Sprint Corp. (BB+/Baa3)(a)
	4,762,000	7.625		02/15/25	4,945,528
	2,836,000	7.625		03/01/26	2,999,297
Telecom Italia Capital SA (B+/B1)
	2,040,000	6.000		09/30/34	1,742,588
	3,746,000	7.200		07/18/36	3,397,772
Vmed O2 U.K. Financing I PLC (BB-/Ba3)(a)(b)
	2,654,000	4.250		01/31/31	2,257,201

					48,950,396

Telecommunications – 0.0%
Level 3 Financing, Inc. (BB-/Ba2)
	528,550	10.500		05/15/30	505,426

Toys/Games/Hobbies – 0.4%
Mattel, Inc. (BB+/Baa3)(a)(b)
	1,439,000	3.375		04/01/26	1,346,918
	5,107,000	3.750		04/01/29	4,589,304

					5,936,222

Transportation(a)(b) – 0.3%
Cargo Aircraft Management, Inc. (BB/Ba2)
	2,360,000	4.750		02/01/28	2,111,067

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation(a)(b) – (continued)
Rand Parent LLC (BB/Ba1)
$3,030,000	8.500%	02/15/30	$2,847,897

			4,958,964

Trucking & Leasing(a)(b) – 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. (BBB/Baa2)
2,300,000	5.550	05/01/28	2,296,688

Water(a)(b) – 0.4%
Solaris Midstream Holdings LLC (B+/B3)
6,400,000	7.625	04/01/26	6,149,184

TOTAL CORPORATE OBLIGATIONS (Cost $1,540,530,679)			$1,393,583,151

Bank Loans(h) – 4.9%

Airlines(e) – 0.5%
Air Canada (BB-/Ba2)(3M USD LIBOR + 3.500%)
$2,334,471	8.369%	08/11/28	$2,324,993
United Airlines, Inc. (BB/Ba1) (3M USD LIBOR + 3.750%)
5,297,403	8.568	04/21/28	5,251,051

			7,576,044

Automotive – Distributors(e) – 0.1%
SRAM, LLC (BB-/B1) (1M USD LIBOR + 2.750%)
2,259,032	7.590	05/18/28	2,216,675

Building & Construction Materials(e) – 0.2%
KKR Apple Bidco, LLC (B+/B1) (1M USD LIBOR + 2.750%)
2,438,123	7.590	09/23/28	2,409,816

Capital Goods – Others(e) – 0.1%
RC Buyer, Inc. (B-/B1) (1M USD LIBOR + 3.500%)
2,492,625	8.340	07/28/28	2,318,141

Chemicals(e) – 0.4%
Momentive Performance Materials, Inc. (NR/NR) (1M SOFR + 4.500%)
2,160,000	9.291	04/28/23	2,111,400
Starfruit Finco B.V. (B+/B2) (3M SOFR + 2.750%)
3,853,552	7.526	10/01/25	3,817,753

			5,929,153

Consumer Cyclical Services(e) – 0.4%
Prime Security Services Borrower LLC (BB-/Ba3) (3M USD LIBOR + 2.750%)
3,842,906	7.517	09/23/26	3,826,113
The Hertz Corp. (BB+/Ba3)
(1M USD LIBOR + 3.250%)
340,939	8.090	06/30/28	338,382
(1M USD LIBOR + 3.250%)
1,777,403	8.109	06/30/28	1,764,072

			5,928,567

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(h) – (continued)

Diversified Manufacturing(e) – 0.3%
Vertical US Newco, Inc. (B+/B1) (6M USD LIBOR + 3.500%)
$4,112,470	8.602%	07/30/27	$4,000,652

Electric(e) – 0.1%
Pacific Gas & Electric Co. (BB-/B1) (1M USD LIBOR + 3.000%)
2,270,712	7.875	06/23/25	2,260,789

Entertainment(e) – 0.2%
SeaWorld Parks & Entertainment, Inc. (BB/Ba3) (1M USD LIBOR + 3.000%)
3,880,303	7.875	08/25/28	3,860,902

Environmental(e) – 0.1%
GFL Environmental, Inc. (BB-/Ba3) (3M SOFR CME + 3.000%)
2,338,095	7.803	05/28/27	2,337,674

Health Care(e) – 0.7%
Jazz Financing Lux S.a.r.l. (BB-/Ba2) (1M USD LIBOR + 3.500%)
3,824,125	8.340	05/05/28	3,805,807
RegionalCare Hospital Partners Holdings, Inc. (B/B1) (3M USD LIBOR + 3.750%)
7,103,292	8.575	11/16/25	6,753,669

			10,559,476

Household Products(e) – 0.1%
Knight Health Holdings LLC (NR/NR) (1M USD LIBOR + 5.250%)
3,160,000	10.090	04/28/23	1,580,000

Machinery-Diversified(e) – 0.1%
Project Castle, Inc. (B-/B3) (3M SOFR + 5.500%)
1,810,763	10.390	07/03/23	1,534,621

Media - Cable(e) – 0.2%
DirecTV Financing, LLC (BB/Ba3) (1M USD LIBOR + 5.000%)
3,752,397	9.840	08/02/27	3,603,577

Media - Non Cable(e) – 0.3%
Entercom Media Corp. (B/B2) (1M USD LIBOR + 2.500%)
1,775,000	7.331	11/18/24	1,130,089
iHeartCommunications, Inc. (BB-/B1) (1M USD LIBOR + 3.000%)
4,100,000	7.840	05/01/26	3,622,719

			4,752,808

Pharmaceuticals(e) – 0.1%
Gainwell Acquisition Corp. (B/B2) (3M SOFR + 4.000%)
2,161,306	8.998	10/01/27	2,058,644

Retailers(e) – 0.3%
Restoration Hardware, Inc. (BB/Ba3) (1M USD LIBOR + 2.500%)
2,418,861	7.340	10/20/28	2,258,007
Staples, Inc. (B/B3) (3M USD LIBOR + 5.000%)
2,406,250	9.814	04/16/26	2,210,381

			4,468,388

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(h) – (continued)

Technology – Software – 0.2%
Camelot U.S. Acquisition LLC (B+/B1) (1M USD LIBOR + 3.000%)
$2,261,862	7.840	%(e)	10/30/26	$2,255,257
Loyalty Ventures, Inc. (D/WR)
1,873,125	0.000	(a)(b)(g)	11/03/27	170,136

				2,425,393

Technology - Software/Services(e) – 0.5%
Peraton Corp. (B+/B1) (1M USD LIBOR + 3.750%)
2,213,100	8.590		02/01/28	2,180,833
Physician Partners LLC (B/B2)(1M SOFR + 4.000%)
2,326,500	9.048		12/23/28	2,182,071
Travelport Finance (Luxembourg) S.a.r.l. (B-/B3) (3M USD LIBOR + 1.500%)
46,714	6.795		02/28/25	47,795
Uber Technologies, Inc. (BB-/Ba2) (3M SOFR + 2.750%)
3,890,250	7.870		02/28/30	3,879,318

				8,290,017

TOTAL BANK LOANS (Cost $83,349,235)				$78,111,337

Shares	Description			Value

Common Stocks – 0.7%
Automobile Components – 0.0%
1,229	Lear Corp.			$171,433

Chemicals(a)(b)(g) – 0.0%
411	LyondellBasell Industries NV			30,139

Commerical Services & Supplies(a)(b)(g) – 0.0%
7,179,000	Reorganized ISA SA			—

Communications Equipment(f) – 0.4%
229,164	Intelsat Emergence SA			5,522,853

Diversified Telecommunication Services – 0.0%
4,500	Holdco New Ord			29,421

Energy Equipment & Services(f) – 0.1%
56,705	Noble Corp. PLC			2,238,146

Oil, Gas & Consumable Fuels – 0.2%
127,001	Summit Midstream Partners LP(f)			1,949,465
18,791	Valaris Ltd.			1,222,543

				3,172,008

TOTAL COMMON STOCKS (Cost $23,039,801)				$11,164,000

Units	Expiration Date	Value

Rights(f) – 0.0%

Rights – 0.0%
Intelsat Jackson Holdings SA Series A (NR/NR)
23,998	12/05/25	$142,500
Intelsat Jackson Holdings SA Series B (NR/NR)
23,998	12/05/25	131,989

TOTAL RIGHTS (Cost $—)		$274,489

Warrants(f) – 0.0%
Intelsat SA (NR/NR)
6,089	02/17/27	$4,061
Noble Corp. PLC (NR/NR)
4,596	02/05/28	134,433

(Cost $11,490)

TOTAL WARRANTS (Cost $3,316,784)		$138,494

Shares	Description	Value

Exchange Traded Funds – 1.0%
321,391	iShares Broad USD High Yield Corporate Bond ETF (NR/NR)	$11,425,450
63,576	iShares iBoxx High Yield Corporate Bond ETF (NR/NR)	4,803,167

TOTAL EXCHANGE TRADED FUNDS (Cost $16,676,952)		$16,228,617

Shares	Dividend Rate	Value

Investment Company(i) – 3.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
50,132,617	4.725%	$50,132,617

(Cost $50,132,617)

Securities Lending Reinvestment Vehicle – 2.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
40,565,774	4.725%	$40,565,774

(Cost $40,565,774)

TOTAL INVESTMENTS – 99.1% (Cost $1,757,611,842)		$1,590,198,479

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		$14,894,827

NET ASSETS – 100.0%		$1,605,093,306

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	All or a portion of security is on loan.

(d)	Pay-in-kind securities.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(f)	Security is currently in default and/or non-income producing.

(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(h)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(i)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG	USD	45,662,892	EUR	41,672,310	06/26/23	$245,674
MS & Co. Int. PLC	EUR	1,311,022	USD	1,393,886	04/03/23	28,150
State Street Bank and Trust	EUR	1,155,530	USD	1,248,295	04/03/23	5,082

TOTAL						$278,906

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG	USD	1,038,472	EUR	978,414	04/03/23	$ (22,791)
MS & Co. Int. PLC	USD	44,992,186	EUR	42,215,068	04/03/23	(797,521)
	USD	11,691,430	GBP	9,657,005	05/16/23	(232,891)

TOTAL						$(1,053,203)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	20	06/21/23	$2,298,438	$ 7,385
2 Year U.S. Treasury Notes	438	06/30/23	90,426,469	897,813
5 Year U.S. Treasury Notes	231	06/30/23	25,296,305	133,171
Ultra Long U.S. Treasury Bonds	14	06/21/23	1,975,750	54,353

Total				$1,092,722

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
10 Year U.S. Treasury Notes	(34)	06/21/23	$(4,118,781)	$ 36,083
20 Year U.S. Treasury Bonds	(7)	06/21/23	(918,094)	(1,346)
30 Day Federal Funds	(52)	09/29/23	(20,635,901)	15,526
5 Year German Euro-Bobl	(125)	06/08/23	(15,980,106)	(381,790)

Total				$ (331,527)

TOTAL FUTURES CONTRACTS				$ 761,195

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR(b)	3.350%(b)	10/06/27	$ 90,750	$ 835,562	$ 308,418	$ 527,144
3.240%(b)	12M SOFR(b)	10/06/35	20,510	(407,973)	(140,248)	(267,725)

TOTAL				$ 427,589	$ 168,170	$ 259,419

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.
(b)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 34	5.000%	3.891%	06/20/25	$46,911	$1,126,019	$1,362,940	$(236,921)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	5,700,000	$5,700,000	$26,966	$190,950	$(163,984)

Puts
1Y IRS	Deutsche Bank AG (London)	2.960	09/05/2023	5,930,000	5,930,000	184,842	230,855	(46,013)
1Y IRS	JPMorgan Securities, Inc.	2.800	08/23/2023	5,930,000	5,930,000	232,803	214,099	18,704

				11,860,000	$11,860,000	$417,645	$444,954	$ (27,309)

Total purchased option contracts				17,560,000	$17,560,000	$444,611	$635,904	$(191,293)

Written option contracts
Calls
1Y IRS	Citibank NA	1.750	07/28/2023	(5,700,000)	(5,700,000)	(5,410)	(71,250)	65,840
1Y IRS	Citibank NA	2.075	07/28/2023	(5,700,000)	(5,700,000)	(12,244)	(119,700)	107,456

				(11,400,000)	$(11,400,000)	$(17,654)	$(190,950)	$ 173,296

Puts
1Y IRS	Deutsche Bank AG (London)	3.405	09/05/2023	(5,930,000)	(5,930,000)	(84,955)	(141,492)	56,537
1Y IRS	Deutsche Bank AG (London)	3.850	09/05/2023	(5,930,000)	(5,930,000)	(34,442)	(89,363)	54,921
1Y IRS	JPMorgan Securities, Inc.	3.660	08/23/2023	(5,930,000)	(5,930,000)	(48,145)	(81,916)	33,771
1Y IRS	JPMorgan Securities, Inc.	3.230	08/23/2023	(5,930,000)	(5,930,000)	(114,310)	(132,183)	17,873

				(23,720,000)	$(23,720,000)	$(281,852)	$(444,954)	$ 163,102

Total written option contracts				(35,120,000)	$(35,120,000)	$(299,506)	$(635,904)	$ 336,398

TOTAL				(17,560,000)	$(17,560,000)	$145,105	$—	$ 145,105

Currency Abbreviations:
EUR —Euro
GBP —British Pound
USD —U.S. Dollar

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CMT —Constant Maturity Treasury Indexes
ETF —Exchange Traded Fund
LIBOR —London Interbank Offered Rate
LLC —Limited Liability Company
LP —Limited Partnership
MSCI —Morgan Stanley Capital International
PIK —Payment in kind
PLC —Public Limited Company
SOFR —Secured Overnight Funding Rate

Abbreviations:
1Y IRS —1 Year Interest Rate Swaptions
SOFR —Secured Overnight Funding Rate

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – 86.0%

Aerospace & Defense(b) – 2.3%
ADS Tactical, Inc. (B+/B3) (1M USD LIBOR + 5.750%)
$14,817,577	10.590%	03/19/26	$13,632,170
Brown Group Holding LLC (B+/B1) (1M USD LIBOR + 2.500%)
11,079,457	7.407	06/07/28	10,968,663
Castlelake Aviation Ltd. (BB/Ba3) (3M USD LIBOR + 2.750%)
11,832,932	7.616	10/22/26	11,703,479
Propulsion (BC) Finco S.a.r.l. (NR/NR) (3M SOFR + 4.000%)
5,463,307	8.898	09/14/29	5,348,906
Spirit Aerosystems, Inc. (BB-/Ba2) (3M USD SOFR + 4.500%)
8,084,375	9.176	01/15/27	8,056,080
TransDigm, Inc. (B+/Ba3) (3M USD SOFR + 3.250%)
1,997,786	8.148	02/22/27	1,993,251

			51,702,549

Airlines(b) – 1.2%
Air Canada (BB-/Ba2) (3M USD LIBOR + 3.500%)
5,954,875	8.369	08/11/28	5,930,698
American Airlines, Inc. (B/Ba3) (6M USD LIBOR + 3.500%)
5,753,559	8.260	01/29/27	5,607,649
United Airlines, Inc. (BB/Ba1) (3M USD LIBOR + 3.750%)
15,283,961	8.568	04/21/28	15,150,226

			26,688,573

Automotive(b) – 1.0%
First Brands Group LLC (B-/Caa1) (3M USD LIBOR + 8.500%)
3,850,000	13.602	03/30/28	3,394,429
First Brands Group, LLC (B+/B1)
(3M SOFR + 5.000%)
2,593,500	10.246	03/30/27	2,483,276
(6M SOFR + 5.000%)
7,331,955	10.252	03/30/27	7,031,785
Mavis Tire Express Services Corp. (B-/B2) (1M SOFR + 4.000%)
8,931,670	4.863	05/04/28	8,740,443

			21,649,933

Automotive - Distributors(b) – 2.0%
American Axle and Manufacturing, Inc. (BB+/Ba1) (1M USD SOFR + 3.500%)
11,521,125	8.447	12/13/29	11,420,315
DexKo Global, Inc. (B-/B2) (3M USD LIBOR + 3.750%)
6,907,557	7.424	10/04/28	6,447,030
SRAM, LLC (BB-/B1) (1M USD LIBOR + 2.750%)
10,736,350	7.590	05/18/28	10,535,043
Truck Hero, Inc. (B-/B2) (1M USD LIBOR + 3.750%)
6,047,801	8.590	01/31/28	5,355,026
Wand NewCo 3, Inc. (B-/B2) (1M USD LIBOR + 2.750%)
10,093,987	7.590	02/05/26	9,886,455

			43,643,869

Automotive - Parts(b) – 2.9%
Adient US LLC (BB+/Ba3) (1M USD LIBOR + 3.250%)
6,533,877	8.090	04/10/28	6,509,375

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Automotive - Parts(b) – (continued)
Autokiniton US Holdings, Inc. (B/B2) (1M USD LIBOR + 4.500%)
$7,033,549	9.101%	04/06/28	$6,819,588
Belron Finance US LLC (BB+/Ba2) (3M USD LIBOR + 2.425%)
9,601,797	7.300	04/13/28	9,568,767
Clarios Global LP (B+/B1) (1M USD LIBOR + 3.250%)
14,406,670	8.090	04/30/26	14,298,620
Garrett LX I S.a.r.l. (B+/Ba2) (3M USD LIBOR + 3.250%)
9,490,450	8.080	04/30/28	9,332,244
Gates Global LLC (B+/Ba3) (1M USD LIBOR + 2.500%)
6,865,261	7.407	03/31/27	6,815,007
Holley Purchaser, Inc. (B-/B2) (3M USD LIBOR + 3.750%)
7,189,416	8.651	11/17/28	5,885,040
Wheel Pros, LLC (CCC/Caa3) (1M USD LIBOR + 4.500%)
9,397,575	9.013	05/11/28	6,604,522

			65,833,163

Beverages(b) – 0.5%
Sunshine Investments B.V. (B+/B2) (3M SOFR + 4.250%)
10,309,464	9.011	07/12/29	10,137,606

Building & Construction(b) – 0.8%
DG Investment Intermediate Holdings 2, Inc. (B/B2) (1M USD LIBOR + 3.750%)
4,688,998	8.557	03/31/28	4,545,093
Energize HoldCo LLC (B/B2) (1M USD LIBOR + 3.750%)
6,016,933	8.590	12/08/28	5,806,340
Energize HoldCo LLC (CCC+/Caa2) (1M USD LIBOR + 6.750%)
7,450,000	11.590	12/07/29	6,798,125

			17,149,558

Building & Construction Materials(b) – 0.5%
DG Investment Intermediate Holdings 2, Inc. (CCC/Caa2) (1M USD LIBOR + 6.750%)
600,000	11.590	03/30/29	524,502
KKR Apple Bidco LLC (CCC+/Caa1) (1M USD LIBOR + 5.750%)
3,928,572	10.590	09/21/29	3,839,197
KKR Apple Bidco, LLC (B+/B1) (1M USD LIBOR + 2.750%)
7,402,738	7.590	09/23/28	7,316,792

			11,680,491

Building Materials(b) – 3.8%
ACProducts, Inc. (B-/B3) (3M USD LIBOR + 4.250%)
2,852,993	9.409	05/17/28	2,256,832
Associated Materials, Inc. (B/B2) (1M SOFR + 6.000%)
9,322,908	10.807	03/08/29	7,998,310
Chamberlain Group, Inc. (B/B2) (1M USD LIBOR + 3.250%)
14,159,591	8.090	11/03/28	13,582,587
Cornerstone Building Brands, Inc. (B/B2) (1M USD LIBOR + 3.250%)
6,703,295	7.934	04/12/28	5,873,762
CP Atlas Buyer, Inc. (B-/B2) (1M SOFR + 3.500%)
13,557,405	8.998	11/23/27	11,983,797

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Building Materials(b) – (continued)
Icebox Holdco III, Inc. (B-/B2) (3M USD LIBOR + 3.500%)
	$5,400,171	8.659%	12/22/28	$5,084,585
Icebox Holdco III, Inc. (CCC/Caa2) (3M USD LIBOR + 6.750%)
	1,525,000	11.909	12/21/29	1,349,625
LBM Acquisition LLC (B-/B3) (6M USD LIBOR + 3.750%)
	11,015,658	8.590	12/17/27	10,346,126
Oscar AcquisitionCo, LLC (B/B1) (3M USD SOFR + 4.500%)
	10,447,500	9.498	04/29/29	10,047,047
Quikrete Holdings, Inc. (BB-/Ba2) (1M USD LIBOR + 2.625%)
	4,985,092	7.465	02/01/27	4,904,085
Solis IV B.V. (B/B1) (3M USD SOFR + 3.500%)
	6,610,714	8.373	02/26/29	5,917,779
Vector WP Holdco, Inc. (B/B2) (1M USD LIBOR + 5.000%)
	6,789,063	9.813	10/12/28	6,619,336

				85,963,871

Capital Goods - Others(b) – 1.9%
ASP Unifrax Holdings, Inc. (B-/B2) (3M USD LIBOR + 3.750%)
	13,307,652	8.909	12/12/25	12,014,281
Engineered Machinery Holdings, Inc. (B-/B1)
(3M EURIBOR + 3.750%)
EUR	3,367,732	6.765	05/21/28	3,517,645
(3M USD LIBOR + 3.500%)
	$5,367,178	8.659	05/19/28	5,285,006
Engineered Machinery Holdings, Inc. (CCC+/Caa1)
(3M USD LIBOR + 6.000%)
	500,000	11.159	05/21/29	460,000
(3M USD LIBOR + 6.500%)
	2,000,000	11.659	05/21/29	1,830,000
RC Buyer, Inc. (B-/B1) (1M USD LIBOR + 3.500%)
	6,146,863	8.340	07/28/28	5,716,583
RC Buyer, Inc. (CCC/Caa1) (1M USD LIBOR + 6.500%)
	1,650,000	11.340	07/30/29	1,471,255
Team Health Holdings, Inc. (CCC+/Caa2) (1M SOFR + 5.250%)
	8,467,515	6.284	03/02/27	5,779,079
Tempo Acquisition LLC (BB-/Ba3) (1M SOFR + 3.000%)
	6,015,575	5.327	08/31/28	6,003,063

				42,076,912

Chemicals(b) – 5.9%
Albaugh, LLC (BB/Ba3) (3M SOFR + 3.500%)
	8,118,000	8.176	04/28/23	8,006,378
Ascend Performance Materials Operations LLC (BB-/Ba3) (3M USD LIBOR + 4.750%)
	6,022,951	8.424	08/27/26	5,911,888
Consolidated Energy Finance SA (BB-/Ba3) (1M USD LIBOR + 2.500%)
	7,207,428	7.340	05/07/25	7,120,362
Diamond (BC) B.V. (B/Ba3) (3M USD LIBOR + 2.750%)
	10,148,863	7.575	09/29/28	10,102,889
Illuminate Buyer, LLC (B+/B1) (1M USD LIBOR + 3.500%)
	9,038,317	8.340	06/30/27	8,877,344
INEOS Enterprises Holdings US Finco LLC (BB/Ba3) (3M USD LIBOR + 3.500%)
	11,881,721	8.491	08/28/26	11,707,178

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Chemicals(b) – (continued)
INEOS Styrolution US Holding LLC (BB/Ba3) (1M USD LIBOR + 2.750%)
	$8,828,053	7.590%	01/29/26	$8,722,117
LSF11 A5 Holdco LLC (B/B1) (3M USD SOFR + 3.500%)
	11,223,317	8.422	10/15/28	10,865,630
Momentive Performance Materials, Inc. (NR/NR) (1M SOFR + 4.500%)
	11,680,000	9.291	04/28/23	11,417,200
Polar US Borrower LLC (B-/B3) (3M USD LIBOR + 4.750%)
	10,282,598	9.021	10/15/25	8,529,004
PQ Corp. (BB-/B1) (3M USD LIBOR + 2.500%)
	5,155,655	7.325	06/09/28	5,106,521
Starfruit Finco B.V. (B+/B2) (3M SOFR + 2.750%)
	11,795,954	7.526	10/01/25	11,686,369
Trident TPI Holdings, Inc. (B-/B2)
(3M SOFR + 5.250%)
	1,496,250	10.148	09/15/28	1,447,622
(3M USD LIBOR + 4.000%)
	4,553,377	9.159	09/15/28	4,391,186
Trinseo Materials Operating S.C.A. (B+/Ba2) (1M USD LIBOR + 2.500%)
	6,091,500	7.340	05/03/28	5,458,411
W.R. Grace & Co.-Conn. (B/B1) (3M USD LIBOR + 3.750%)
	13,463,671	8.938	09/22/28	13,329,034

				132,679,133

Coal(b) – 0.7%
Oxbow Carbon LLC (BB-/B1) (3M USD LIBOR + 4.250%)
	15,533,957	9.409	10/17/25	15,495,122

Commercial Services(b) – 5.9%
Albion Financing 3 S.a.r.l. (BB-/B1) (3M USD LIBOR + 5.250%)
	8,146,875	10.065	08/17/26	7,916,074
Allied Universal Holdco LLC (B/B2)
(1M EURIBOR + 3.750%)
EUR	664,875	6.655	05/12/28	675,630
(1M USD LIBOR + 3.750%)
	$10,996,183	8.415	05/12/28	10,424,821
Amentum Government Services Holdings LLC (B/B1)
(3M USD LIBOR + 4.000%)
	3,464,065	8.840	01/29/27	3,394,783
(3M USD SOFR + 4.000%)
	9,641,755	8.764	02/15/29	9,404,761
Ankura Consulting Group LLC (B-/B2) (1M USD LIBOR + 4.500%)
	6,052,793	9.422	03/17/28	5,729,998
Ankura Consulting Group LLC (CCC/Caa2) (6M USD LIBOR + 8.000%)
	5,650,000	13.098	03/19/29	4,618,875
Anticimex International AB (B/B2) (3M USD LIBOR + 3.500%)
	6,468,125	8.453	11/16/28	6,375,178
APi Group DE, Inc. (BB-/Ba1) (1M USD LIBOR + 2.750%)
	11,705,999	7.590	01/03/29	11,691,366

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Commercial Services(b) – (continued)
Belron Luxembourg S.a.r.l. (BB+/Ba2) (3M EURIBOR + 2.500%)
EUR	1,595,000	5.045%	05/09/23	$1,692,293
CAB (NR/NR) (3M EURIBOR + 3.250%)
	1,350,000	5.852	05/09/29	1,349,994
Conservice Midco LLC (B/B2) (1M USD LIBOR + 4.250%)
	$8,394,174	9.090	05/13/27	8,231,579
Garda World Security Corp. (B/B2)
(1M SOFR + 4.250%)
	1,600,000	9.109	10/30/26	1,579,008
(3M SOFR + 4.250%)
	10,696,250	9.109	02/01/29	10,341,990
Holding Socotec (B/B2)
(3M USD LIBOR + 3.500%)
EUR	1,025,000	6.515	06/02/28	1,060,901
(3M USD LIBOR + 4.000%)
	$8,376,588	9.013	06/30/28	8,017,065
Thevelia (US) LLC (B/B2) (3M USD SOFR + 4.000%)
	12,732,447	9.048	06/18/29	12,350,474
Vaco Holdings LLC (B/B2) (3M USD SOFR + 5.000%)
	7,094,160	8.703	01/21/29	6,952,277
Verisure Holding AB (B/B1) (3M EURIBOR + 3.250%)
EUR	12,040,000	6.262	03/27/28	12,492,908
Verscend Holding Corp. (B+/B2) (1M USD LIBOR + 4.000%)
	$7,675,284	8.840	08/27/25	7,657,708

				131,957,683

Consumer Cyclical Services(b) – 2.2%
APX Group, Inc. (BB/Ba2) (1M USD LIBOR + 3.250%)
	12,621,608	5.656	07/10/28	12,540,451
Asurion LLC (B+/Ba3)
(1M USD LIBOR + 3.000%)
	3,109,154	7.840	11/03/24	3,101,381
(1M USD LIBOR + 3.250%)
	3,421,484	8.090	12/23/26	3,166,104
FCG Acquisitions, Inc. (B-/B2) (3M SOFR + 4.750%)
	3,345,687	9.648	03/31/28	3,253,681
IRB Holding Corp. (B+/B2) (1M SOFR + 3.000%)
	5,008,824	7.737	12/15/27	4,917,013
Stats Intermediate Holdings LLC (B-/B2) (3M USD LIBOR + 5.250%)
	8,793,801	10.127	07/10/26	7,760,529
The Hertz Corp. (BB+/Ba3)
(1M USD LIBOR + 3.250%)
	2,372,552	8.090	06/30/28	2,354,758
(1M USD LIBOR + 3.250%)
	12,368,743	8.109	06/30/28	12,275,977

				49,369,894

Consumer Products(b) – 1.1%
Kronos Acquisition Holdings, Inc. (B-/B2) (3M USD LIBOR + 3.750%)
	10,975,124	8.703	12/22/26	10,523,937

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Consumer Products(b) – (continued)
Proampac PG Borrower LLC (B-/B3) (3M USD LIBOR + 3.750%)
	$11,378,510	8.651%	11/03/25	$11,094,047
Spectrum Brands, Inc. (BB-/Ba1) (3M USD LIBOR + 2.000%)
	2,992,366	2.500	03/03/28	2,961,186

				24,579,170

Distributors(b) – 0.4%
UGI Energy Services LLC (NR/Ba3) (1M USD SOFR + 3.250%)
	8,116,334	8.157	02/22/30	8,008,143

Diversified Financial Services(b) – 1.7%
AllSpring Buyer LLC (BB-/Ba2) (3M USD SOFR + 3.750%)
	3,059,625	8.648	11/01/28	3,048,151
CQP Holdco LP (BB/B1) (3M USD LIBOR + 3.500%)
	8,131,178	8.659	06/05/28	8,059,054
DRW Holdings, LLC (BB-/Ba3) (1M USD LIBOR + 3.750%)
	10,202,096	8.590	03/01/28	9,947,044
Focus Financial Partners LLC (BB-/Ba3) (1M SOFR + 3.250%)
	5,860,276	8.057	04/28/23	5,793,527
Syncapay, Inc. (B/B2) (3M USD LIBOR + 6.500%)
	4,386,923	11.340	12/10/27	4,306,029
VFH Parent LLC (B+/Ba3) (1M SOFR + 3.000%)
	7,920,000	7.827	01/13/29	7,615,555

				38,769,360

Diversified Manufacturing(b) – 3.9%
Anvil International LLC (B-/B3) (3M USD LIBOR + 5.000%)
	6,786,387	9.776	05/28/26	6,209,544
Apex Tool Group LLC (B-/B2) (1M USD SOFR + 5.250%)
	11,618,247	10.093	02/08/29	10,178,630
CeramTec AcquiCo GmbH (NR/NR) (3M EURIBOR + 3.750%)
EUR	9,800,000	6.448	03/16/29	10,072,568
Crosby US Acquisition Corp. (B-/B2) (1M USD LIBOR + 4.750%)
	$5,539,892	9.601	06/26/26	5,348,323
Dynacast International LLC (NR/NR) (3M USD LIBOR + 4.500%)
	10,881,849	9.458	07/22/25	9,848,074
Fluid-Flow Products, Inc. (B-/B2) (3M USD LIBOR + 3.750%)
	7,140,279	8.909	03/31/28	6,890,369
Pelican Products, Inc. (B-/B2) (3M USD LIBOR + 4.250%)
	7,258,125	4.750	12/29/28	6,411,320
Titan Acquisition Ltd. (B-/B2) (3M USD LIBOR + 3.000%)
	12,854,511	8.151	03/28/25	12,152,912
Vertical US Newco, Inc. (B+/B1) (6M USD LIBOR + 3.500%)
	13,856,601	8.602	07/30/27	13,479,840
Victory Buyer LLC (CCC+/B3) (1M USD LIBOR + 3.750%)
	8,110,983	8.529	11/19/28	6,934,890

				87,526,470

Electric(b) – 0.7%
Centuri Group, Inc. (B+/Ba2) (3M USD LIBOR + 2.500%)
	23,778	7.453	08/27/28	23,525
Pacific Gas & Electric Co. (BB-/B1) (1M USD LIBOR + 3.000%)
	12,803,797	7.875	06/23/25	12,747,844

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Electric(b) – (continued)
Pike Corp. (B/Ba3) (1M USD LIBOR + 3.000%)
	$3,780,822	7.850%	01/21/28	$3,747,740

				16,519,109

Energy(b) – 1.3%
Delek US Holdings, Inc. (BB+/B1) (1M USD SOFR + 3.500%)
	10,078,662	8.407	11/19/29	9,804,623
Oryx Midstream Services Permian Basin LLC (BB-/Ba3) (3M USD SOFR + 3.250%)
	11,466,285	8.063	10/05/28	11,254,159
Parkway Generation, LLC (BB/Ba3) (3M SOFR + 4.750%)
	8,827,471	9.902%	02/18/29	8,505,956

				29,564,738

Entertainment(b) – 3.5%
888 Acquisitions Ltd. (NR/NR) (3M SOFR + 5.25%)
	5,614,914	10.215	07/01/28	4,688,453
Alterra Mountain Co. (B+/B1) (1M USD LIBOR + 3.500%)
	11,766,471	8.340	08/17/28	11,707,638
Arcis Golf LLC (BB-/B2) (1M USD LIBOR + 4.250%)
	4,991,537	9.090	11/24/28	4,954,100
Crown Finance US, Inc. (CCC/Caa2)
(3M USD LIBOR + 2.500%)
	4,568,163	3.500	02/28/25	667,546
(3M USD LIBOR + 2.750%)
	2,800,339	3.750	09/30/26	408,766
Fender Musical Instruments Corp. (B-/B3)(c) (1M SOFR + 4.000%)
	8,464,083	8.843	05/17/23	7,681,156
GVC Holdings (Gibraltar) Ltd. (BB/Ba1) (3M USD SOFR + 3.500%)
	6,683,250	8.398	10/31/29	6,687,460
GVC Holdings (Gibraltar) Ltd. (BB/NR) (3M SOFR + 2.500%)
	3,534,163	7.437	09/29/23	3,521,794
Luna III S.a.r.l. (BB-/B1) (6M EURIBOR + 4.175%)
EUR	12,050,000	7.230	09/21/23	12,912,189
Motion Finco S.a.r.l. (B/B2) (3M USD LIBOR + 3.250%)
	$10,812,160	8.409%	11/12/26	10,636,463
National CineMedia, LLC (CCC-/Ca)
(1M USD LIBOR + 8.000%)
	984,380	9.114	06/20/23	290,392
(3M USD LIBOR + 4.000%)
	5,502,836	8.875	06/20/25	1,619,539
Playtika Holding Corp. (BB+/Ba2) (1M USD LIBOR + 3.500%)
	8,525,528	7.590	03/13/28	8,456,983
SeaWorld Parks & Entertainment, Inc. (BB/Ba3) (1M USD LIBOR + 3.000%)
	4,951,220	7.875	08/25/28	4,926,464

				79,158,943

Food & Beverages(b) – 0.8%
Chobani, LLC (B-/B1) (1M SOFR + 3.500%)
	7,177,564	8.422	10/25/27	7,105,788
Sigma Bidco B.V. (B-/B2) (6M SOFR + 3.000%)
	8,177,246	7.460	07/05/23	7,793,406

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Food & Beverages(b) – (continued)
The Chef’s Warehouse Leasing Co. LLC (B+/B2) (1M USD SOFR + 4.750%)
	$3,482,500	9.657%	08/23/29	$3,462,197

				18,361,391

Health Care(b) – 1.8%
Jazz Financing Lux S.a.r.l. (BB-/Ba2) (1M USD LIBOR + 3.500%)
	17,119,379	8.340	05/05/28	17,037,377
Matrix Medical Network of Arizona LLC (B-/B3) (1M USD LIBOR + 4.750%)
	2,996,806	9.590	02/17/25	2,347,488
Onex TSG Intermediate Corp. (B/B2) (3M USD LIBOR + 4.750%)
	9,749,272	9.688	02/28/28	8,593,983
RegionalCare Hospital Partners Holdings, Inc. (B/B1) (3M USD LIBOR + 3.750%)
	12,750,427	8.575	11/16/25	12,122,851

				40,101,699

Health Care - Services(b) – 3.5%
Accelerated Health Systems, LLC (B-/Caa1) (3M SOFR + 4.250%)
	12,158,125	9.298	02/15/29	8,853,668
Biogroup-LCD (B/B2) (3M EURIBOR + 3.000%)
EUR	3,875,000	5.620	05/09/28	3,807,156
Envision Healthcare Corp. (CC/C) (3M USD LIBOR + 3.750%)
	$10,106,997	8.909	10/10/25	555,885
Global Medical Response, Inc. (B-/B3)
(3M USD LIBOR + 4.250%)
	4,464,467	9.236	10/02/25	3,110,260
(6M USD LIBOR + 4.250%)
	8,869,384	9.203	03/14/25	6,186,396
Help At Home, Inc. (B-/B1) (1M SOFR + 5.000%)
	10,173,987	9.910%	10/29/27	9,868,767
Help At Home, Inc. 2022 Incremental Term Loan (B-/B1) (1M SOFR + 5.000%)
	2,079,000	9.910	10/29/27	2,020,102
Iris BidCo GmbH (NR/NR) (3M EURIBOR + 5.000%)
EUR	10,525,000	7.492	06/29/28	9,757,225
Lonza Group AG (B-/B2) (3M USD LIBOR + 4.000%)
	$8,641,452	9.159	07/03/28	7,986,689
NAPA Management Services Corp. (B/B3) (1M SOFR + 5.250%)
	6,632,986	10.142	02/23/29	4,759,167
Summit Behavioral Healthcare LLC (B-/B2) (3M USD LIBOR + 4.750%)
	7,227,000	9.782	11/24/28	6,974,055
Summit Behavioral Healthcare LLC (CCC/Caa2)(c) (3M USD LIBOR + 7.750%)
	3,800,000	12.708	11/26/29	3,116,000
US Radiology Specialists, Inc. (B-/B3) (1M USD LIBOR + 5.250%)
	11,232,812	9.885	12/15/27	10,525,145

				77,520,515

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Health Care Products(b) – 0.5%
Medline Borrower, LP (B+/B1) (1M USD LIBOR + 3.250%)
$5,177,519	8.090%	10/23/28	$5,042,438
Sotera Health Holdings, LLC (BB-/B1) (3M USD LIBOR + 2.750%)
5,400,000	7.575	12/11/26	5,190,750

			10,233,188

Home Construction(b) – 0.6%
Core & Main LP (B+/B1) (1M USD LIBOR + 2.500%)
5,918,033	2.592	07/27/28	5,873,647
Packers Holdings LLC (B-/B2) (1M USD LIBOR + 3.250%)
9,134,289	7.959	03/09/28	8,238,033

			14,111,680

Household Products(b) – 0.1%
Knight Health Holdings LLC (NR/NR) (1M USD LIBOR + 5.250%)
5,060,938	10.090	04/28/23	2,530,469

Insurance(b) – 2.0%
Acrisure, LLC (B/B2) (1M USD LIBOR + 3.500%)
13,062,428	8.340	02/15/27	12,616,085
Alliant Holdings Intermediate LLC (B/B2)
(1M USD LIBOR + 3.500%)
957	8.279	11/06/27	945
(1M USD SOFR + 3.500%)
5,981,065	8.347	11/05/27	5,902,892
Hyperion Insurance Group Ltd. (B/B2) (1M USD LIBOR + 3.250%)
5,157,693	8.125	11/12/27	5,088,631
OneDigital Borrower LLC (B/B3) (3M SOFR + 4.250%)
3,968,584	9.157	11/16/27	3,809,841
Sedgwick Claims Management Services, Inc. (B/B2) (1M USD SOFR + 3.750%)
11,260,304	8.557	02/17/28	11,103,110
USI, Inc. (B/B1) (3M USD SOFR + 3.750%)
7,272,669	8.648	11/22/29	7,237,615

			45,759,119

Lodging(b) – 0.9%
Hilton Grand Vacations Borrower LLC (BB+/Ba1) (1M USD LIBOR + 3.000%)
11,730,854	7.840	08/02/28	11,713,258
Playa Resorts Holding B.V. (B/B2) (1M USD SOFR + 4.250%)
7,431,375	8.993	01/05/29	7,377,944

			19,091,202

Machinery(b) – 0.7%
Cimpress PLC (B+/B1) (1M USD LIBOR + 3.500%)
6,475,772	8.340	05/17/28	6,184,362
SPX Flow, Inc. (B-/B2) (1M SOFR + 4.500%)
9,417,649	9.407	04/05/29	8,964,472

			15,148,834

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Machinery-Diversified(b) – 0.5%
Chart Industries, Inc. (B+/Ba3) (3M SOFR + 3.750%)
	$4,425,000	8.740%	05/17/23	$4,408,406
Project Castle, Inc. (B-/B3) (3M SOFR + 5.500%)
	7,229,273	10.390	07/03/23	6,126,809
TK Elevator Topco GmbH (B+/B1) (6M EURIBOR + 3.625%)
EUR	1,605,000	6.567	07/30/27	1,671,224

				12,206,439

Media - Cable(b) – 1.9%
Altice Financing SA (B/B2) (3M USD SOFR + 5.000%)
	$12,763,387	9.566	10/31/27	12,603,844
Altice Financing SA (NR/NR) (3M EURIBOR + 5.000%)
EUR	1,981,398	8.177	07/17/23	2,132,173
CSC Holdings LLC (B/B1) (1M USD LIBOR + 2.500%)
	$5,455,641	7.184	04/15/27	4,802,110
Gray Television, Inc. (BB/Ba2) (1M USD LIBOR + 3.000%)
	4,894,839	7.662	12/01/28	4,751,078
Virgin Media Bristol LLC (BB-/Ba3)
(1M USD LIBOR + 2.500%)
	10,583,080	7.184	01/31/28	10,392,584
(1M USD LIBOR + 3.250%)
	8,300,000	7.934	01/31/29	8,197,329

				42,879,118

Media - Non Cable(b) – 3.1%
Allen Media, LLC (B+/Ba3)(c) (3M USD LIBOR + 5.500%)
	12,084,321	10.548	02/10/27	10,452,937
CMG Media Corp. (B+/B1) (3M USD LIBOR + 3.500%)
	13,429,324	8.659	12/17/26	11,831,235
Diamond Sports Group LLC (CCC+/Caa3) (1M SOFR + 3.250%)
	2,687,115	5.637	08/24/26	143,304
Entercom Media Corp. (B/B2) (1M USD LIBOR + 2.500%)
	8,622,098	7.331	11/18/24	5,489,431
Getty Images, Inc. (BB-/B1) (3M SOFR + 4.500%)
	13,011,771	9.498	02/19/26	12,990,042
Hubbard Radio LLC (B/B3) (1M USD LIBOR + 4.250%)
	4,042,830	9.100	03/28/25	3,501,091
iHeartCommunications, Inc. (BB-/B1)
(1M USD LIBOR + 3.000%)
	6,333,982	7.840	05/01/26	5,596,643
(1M USD LIBOR + 3.250%)
	6,777,591	8.090	05/01/26	5,987,595
NEP/NCP Holdco, Inc. (CCC/Caa2) (1M USD LIBOR + 7.000%)
	3,200,000	11.840	10/19/26	2,556,000
Taboola.com Ltd. (BB-/B1) (1M USD LIBOR + 4.000%)
	6,353,314	8.850	09/01/28	6,305,665
Voyage Digital (NZ) Ltd. (B+/Ba3) (3M SOFR + 4.250%)
	4,836,817	9.054	05/22/23	4,764,264

				69,618,207

Metals & Mining(b) – 0.5%
PMHC II, Inc. (B-/B3) (3M USD SOFR + 4.250%)
	11,388,635	9.076	04/23/29	10,002,980

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Midstream(b) – 1.2%
AL GCX Holdings, LLC (B+/Ba3) (3M USD SOFR + 3.500%)
$4,772,138	8.276%	05/17/29	$4,706,521
AL NGPL Holdings, LLC (B+/Ba3) (3M SOFR + 3.750%)
6,026,792	8.562	04/14/28	5,953,325
Buckeye Partners LP (BBB-/Ba1) (1M USD LIBOR + 2.250%)
8,741,728	7.090	11/01/26	8,713,842
M6 ETX Holdings II Midco LLC (B+/B1) (3M SOFR + 4.500%)
7,219,548	9.356	09/19/29	7,126,271

			26,499,959

Non Captive(b) – 0.6%
HUB International Ltd. (B/B2)
(3M USD LIBOR + 3.000%)
5,959,382	7.818	04/25/25	5,934,769
(3M USD LIBOR + 3.250%)
7,234,723	8.058	04/25/25	7,210,198

			13,144,967

Oil Field Services(b) – 0.6%
ChampionX Corp. (BBB-/Ba2) (1M SOFR + 3.250%)
13,059,375	8.058	06/07/29	12,983,239

Other(b) – 0.5%
LABL, Inc. (B-/B2) (1M USD LIBOR + 5.000%)
12,536,200	9.840	10/29/28	12,128,774

Packaging(b) – 2.7%
Berlin Packaging LLC (B-/B2) (3M USD LIBOR + 3.250%)
8,866,690	8.279	03/11/28	8,589,606
Canister International Group, Inc. (B/B2) (1M USD LIBOR + 4.750%)
3,310,692	9.657	12/21/26	3,304,501
Charter NEX US, Inc. (B/B3) (1M SOFR + 3.750%)
10,988,069	8.672	12/01/27	10,833,576
Clydesdale Acquisition Holdings, Inc. (B/B2) (1M SOFR + 4.175%)
4,763,174	9.082	04/13/29	4,645,286
Klockner-Pentaplast of America, Inc. (B-/B2) (6M USD SOFR + 4.750%)
6,840,958	10.129	02/12/26	6,270,901
Pretium PKG Holdings, Inc. (CCC+/B3) (3M USD LIBOR + 4.000%)
6,619,597	8.788	10/02/28	5,262,580
Tosca Services LLC (B-/B3) (1M USD LIBOR + 3.500%)
13,686,746	8.422	08/18/27	10,504,578
TricorBraun Holdings, Inc. (B-/B2) (1M USD LIBOR + 3.250%)
7,315,209	8.090	03/03/28	7,131,012
Trident TPI Holdings, Inc. (B-/B2) (1M USD LIBOR + 3.250%)
3,114,803	8.090	10/17/24	3,085,119

			59,627,159

Paper(b) – 0.2%
Pregis TopCo Corp. (B-/B2) (1M USD LIBOR + 3.750%)
4,880,750	8.188	07/31/26	4,751,410

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Pharmaceuticals(b) – 1.4%
Covetrus, Inc. (B-/B1) (3M SOFR + 5.000%)
	$12,900,000	9.898%	10/13/29	$12,142,125
Gainwell Acquisition Corp. (B/B2) (3M SOFR + 4.000%)
	6,581,486	8.998	10/01/27	6,268,866
Organon & Co. (BB/Ba2) (3M USD LIBOR + 3.000%)
	12,612,604	7.971	06/02/28	12,591,540

				31,002,531

Pipelines(b) – 0.3%
ITT Holdings LLC (BB/Ba2) (1M USD LIBOR + 2.750%)
	6,110,894	4.618	07/10/28	5,927,567

Real Estate Investment Trust(b) – 0.2%
Forest City Enterprises LP (B/B3) (1M USD LIBOR + 3.500%)
	5,598,084	8.340	12/08/25	4,756,020

Restaurants(b) – 0.4%
1011778 B.C. Unlimited Liability Co. (BB+/Ba2) (1M USD LIBOR + 1.750%)
	9,265,726	6.590	11/19/26	9,165,378

Retailers(b) – 4.3%
AppLovin Corp. (BB-/Ba3)
(1M USD LIBOR + 3.350%)
	10,389,104	7.634	08/15/25	10,345,782
(3M USD LIBOR + 3.100%)
	7,216,951	7.730	10/25/28	7,168,814
BCPE Empire Holdings, Inc. (B-/B3)
(1M USD LIBOR + 4.000%)
	4,820,188	8.840	06/11/26	4,728,315
(1M USD SOFR + 4.625%)
	2,970,000	9.532	06/11/26	2,928,628
Constellation Automotive Ltd. (NR/B2) (6M EURIBOR + 4.000%)
EUR	2,800,000	6.436	05/31/23	2,469,454
Constellation Automotive Ltd. (NR/Caa2) (SONIA + 7.500%)
GBP	700,000	11.427	08/31/23	441,112
Dealer Tire Financial LLC (B-/B1) (1M USD SOFR + 4.500%)
	$9,498,688	9.307	12/14/27	9,421,559
EG America LLC (B-/B3) (3M USD LIBOR + 4.000%)
	6,197,361	8.840	02/07/25	5,910,733
EG Group Ltd. (B-/B3) (3M USD LIBOR + 4.000%)
	4,092,111	9.151	02/07/25	3,902,851
Harbor Freight Tools USA, Inc. (BB-/B2) (1M USD LIBOR + 2.750%)
	9,326,045	7.590	10/19/27	9,015,954
New Era Cap Co., Inc. (B+/B2) (3M USD LIBOR + 6.000%)
	9,262,500	10.815	07/13/27	9,077,250
Restoration Hardware, Inc. (BB/Ba3) (1M USD LIBOR + 2.500%)
	7,432,705	7.340	10/20/28	6,938,430
Shutterfly, Inc. (CCC/B2) (1M USD LIBOR + 5.000%)
	15,598,581	9.840	09/25/26	7,565,312
Staples, Inc. (B/B3) (3M USD LIBOR + 5.000%)
	13,100,967	9.814	04/16/26	12,034,548
TruGreen LP (B/B2) (1M USD LIBOR + 4.000%)
	2,543,124	8.840	11/02/27	2,344,455

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Retailers(b) – (continued)
TruGreen LP (CCC+/Caa2) (3M USD LIBOR + 8.500%)
	$2,200,000	13.325%		11/02/28	$1,430,000

					95,723,197

Software(b) – 0.2%
ZoomInfo LLC (NR/Ba1) (1M USD SOFR + 2.750%)
	4,704,452	7.657		02/28/30	4,692,691

Technology(b) – 0.6%
Ingram Micro, Inc. (BB-/B1) (3M USD LIBOR + 3.500%)
	6,408,420	8.659		06/30/28	6,352,347
Ultra Clean Holdings, Inc. (B+/B1) (1M USD LIBOR + 3.750%)
	6,213,864	8.590		08/27/25	6,208,022

					12,560,369

Technology - Hardware(b) – 1.4%
Altar Bidco, Inc. (B/B1) (6M SOFR + 3.500%)
	1,496,231	4.952		02/01/29	1,420,178
Entegris, Inc. (BB/WR) (1M SOFR + 3.000%)
	6,475,000	7.278		07/06/29	6,472,281
II-VI, Inc. (BB-/Ba2) (1M USD LIBOR + 2.750%)
	12,711,000	7.672		07/02/29	12,568,001
MKS Instruments, Inc. (BB/Ba1)
(1M SOFR + 2.750%)
	5,721,250	7.609		08/17/29	5,683,089
(1M USD LIBOR + 3.000%)
EUR	796,000	5.822		04/24/23	846,808
(3M USD SOFR + 2.500%)
	$4,804,313	6.511		08/17/27	4,740,271

					31,730,628

Technology - Software – 1.8%
Ahead DB Holdings, LLC (B+/B1) (3M USD LIBOR + 3.750%)
	7,477,034	8.909	(b)	10/18/27	7,318,147
Camelot U.S. Acquisition LLC (B+/B1) (1M USD LIBOR + 3.000%)
	5,692,793	7.840	%(b)	10/30/26	5,676,788
Castle US Holding Corp. (CCC+/B3) (1M USD LIBOR + 3.750%)
	7,204,932	8.590	(b)	01/29/27	4,696,103
DCert Buyer, Inc. (B-/B2) (3M USD LIBOR + 4.000%)
	9,473,817	8.696	(b)	10/16/26	9,257,719
DCert Buyer, Inc. (CCC/Caa2) (3M USD LIBOR + 7.000%)
	1,700,000	11.696	(b)	05/30/23	1,564,000
Loyalty Ventures, Inc. (D/WR)(c)
	12,332,401	0.000		11/03/27	1,120,152
Virtusa Corp. (B/B1) (1M USD LIBOR + 3.750%)
	9,586,037	8.590	(b)	02/11/28	9,448,286

					39,081,195

Technology - Software/Services(b) – 3.2%
Atlas Purchaser, Inc. (CCC+/Caa2) (3M USD LIBOR + 9.000%)
	1,225,000	14.008		05/07/29	851,375
CentralSquare Technologies LLC (B-/Caa1) (3M USD LIBOR + 3.750%)
	12,037,779	6.274		08/29/25	10,422,670

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Technology - Software/Services(b) – (continued)
Ceridian HCM Holding, Inc. (B+/Ba3) (1M USD LIBOR + 2.500%)
	$9,097	7.340%	04/30/25	$9,019
Magenta Buyer LLC (B-/B2) (3M USD LIBOR + 4.750%)
	6,843,674	9.580	07/27/28	5,619,136
Magenta Buyer LLC (CCC/Caa2) (3M USD LIBOR + 8.250%)
	1,300,000	13.080	07/27/29	962,000
Peraton Corp. (B+/B1) (1M USD LIBOR + 3.750%)
	15,689,107	8.590	02/01/28	15,460,359
Peraton Corp. (NR/NR) (3M USD LIBOR + 7.750%)
	5,436,527	12.651	02/01/29	5,273,432
Physician Partners LLC (B/B2) (1M SOFR + 4.000%)
	8,517,990	9.048	12/23/28	7,989,193
Severin Acquisition LLC (B-/B2) (1M USD LIBOR + 3.000%)
	6,671,191	5.705	08/01/25	6,657,848
Travelport Finance (Luxembourg) S.a.r.l. (B-/B3) (3M USD LIBOR + 1.500%)
	62,969	6.795	02/28/25	64,426
Travelport Finance (Luxembourg) S.a.r.l. (D/Caa3) (3M USD LIBOR + 1.750%)
	1,231,991	9.061	05/29/26	696,075
Uber Technologies, Inc. (BB-/Ba2) (3M SOFR + 2.750%)
	4,089,750	7.870	02/28/30	4,078,258
VS Buyer LLC (B/B1) (1M USD LIBOR + 3.000%)
	8,225,277	8.150	02/28/27	8,129,288
World Wide Technology Holding Co. LLC (BB/Ba3) (1M USD SOFR + 3.250%)
	6,275,000	8.015	03/01/30	6,243,625

				72,456,704

Telecommunications(b) – 3.7%
Adevinta ASA (NR/NR)
(3M USD LIBOR + 2.750%)
	6,487,709	7.909	06/30/23	6,428,217
(3M USD LIBOR + 3.000%)
EUR	3,861,604	6.015	06/30/23	4,136,104
Altice France SA (B/B2) (3M USD LIBOR + 3.688%)
	$9,004,419	8.517	01/31/26	8,723,031
Barracuda Networks, Inc. (B/B2) (3M USD SOFR + 4.500%)
	7,980,000	9.176	08/15/29	7,668,301
Buzz Merger Sub Ltd. (B/B1)
(1M USD LIBOR + 2.750%)
	5,956,293	7.609	01/29/27	5,904,175
(1M USD LIBOR + 3.250%)
	267,727	8.109	01/29/27	266,223
Endure Digital, Inc. (B/B2) (1M USD LIBOR + 3.500%)
	8,831,148	8.219	02/10/28	8,235,046
Imperva, Inc. (B-/B2) (3M USD LIBOR + 4.000%)
	8,332,601	8.859	01/12/26	7,266,028
Intelsat Jackson Holdings S.A. (B+/B3) (3M SOFR + 4.250%)
	12,969,864	9.082	02/01/29	12,807,740
Lorca Holdco Ltd. (NR/NR) (6M EURIBOR + 3.700%)
EUR	4,875,000	6.269	06/20/23	5,129,651

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Telecommunications(b) – (continued)
MLN US Holding Co. LLC (CCC-/Ca) (3M USD LIBOR + 4.500%)
$2,674,726	9.557%		11/30/25	$655,308
Numericable Group SA (B/B2) (1M USD LIBOR + 2.750%)
8,846,822	5.626		07/31/25	8,683,156
PUG LLC (B-/B3) (1M USD LIBOR + 3.500%)
9,006,684	8.340		02/12/27	6,490,487

				82,393,467

Textiles(b) – 0.7%
CBI Buyer, Inc. (B-/Caa1) (1M USD LIBOR + 3.250%)
6,516,450	7.959		01/06/28	4,402,709
CBI Buyer, Inc. (CCC/Caa3) (1M USD LIBOR + 7.250%)
1,100,000	12.090		01/05/29	682,000
Fanatics Commerce Intermediate Holdco, LLC (BB-/Ba3) (1M USD LIBOR + 3.250%)
10,092,250	8.090		11/24/28	10,035,532

				15,120,241

Transportation Services(b) – 0.9%
Kenan Advantage Group, Inc. (B/B1) (1M USD LIBOR + 3.750%)
7,428,196	8.590		03/24/26	7,358,073
Kenan Advantage Group, Inc. (CCC+/Caa1) (1M USD LIBOR + 7.250%)
2,050,000	12.090		09/01/27	1,891,125
LaserShip, Inc. (B-/B3) (3M USD LIBOR + 4.500%)
7,695,068	9.659		05/07/28	6,516,107
MH Sub I LLC (B/B2) (1M USD LIBOR + 3.750%)
4,839,157	8.590		09/13/24	4,749,923
MH Sub I LLC (B/Caa2) (1M USD LIBOR + 6.250%)
600,000	8.622		02/23/29	547,998

				21,063,226

TOTAL BANK LOANS (Cost $2,063,964,985)				$1,922,527,853

Corporate Obligations – 5.1%

Aerospace & Defense(d) – 0.1%
Spirit AeroSystems, Inc. (CCC+/Caa1)
$2,790,000	4.600%		06/15/28	$2,364,246

Automotive – 0.6%
Dornoch Debt Merger Sub, Inc. (CCC/Caa2)
5,970,000	6.625	(d)(e)	10/15/29	4,011,422
Ford Motor Co. (BB+/Ba2)
1,331,000	0.000	(f)	03/15/26	1,329,669
Ford Motor Credit Co. LLC (BB+/Ba2)
650,000	4.687	(d)	06/09/25	625,378
4,677,000	4.950	(d)	05/28/27	4,460,829
3,600,000	7.350	(d)	11/04/27	3,713,616

				14,140,914

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks(d)(e) – 0.1%
Freedom Mortgage Corp. (B/B2)
	$3,120,000	6.625%	01/15/27	$2,398,219

Chemicals(d)(e) – 0.4%
Herens Holdco S.a.r.l. (B-/B2)
	4,200,000	4.750	05/15/28	3,359,538
Polar US Borrower LLC/Schenectady International Group, Inc. (CCC+/Caa2)
	9,085,000	6.750	05/15/26	4,723,019
Rayonier AM Products, Inc. (B+/B3)
	240,000	7.625	01/15/26	222,005

				8,304,562

Commercial Services(d)(e) – 0.2%
APX Group, Inc. (B/Ba3)
	1,928,000	5.750	07/15/29	1,727,353
Paysafe Finance PLC/Paysafe Holdings U.S. Corp. (B/B2)
	3,450,000	4.000	06/15/29	2,683,927
Verisure Midholding AB (CCC+/Caa1)
EUR	1,075,000	5.250	02/15/29	968,065

				5,379,345

Diversified Financial Services(d)(e) – 0.7%
LPL Holdings, Inc. (BB/Baa3)
	$2,489,000	4.000	03/15/29	2,239,727
PennyMac Financial Services, Inc. (B+/Ba3)
	2,330,000	4.250	02/15/29	1,855,030
United Wholesale Mortgage LLC (NR/Ba3)
	3,330,000	5.500	04/15/29	2,791,372
VistaJet Malta Finance PLC/XO Management Holding, Inc. (B-/Caa1)
	6,805,000	7.875	05/01/27	6,566,144
	2,965,000	6.375	02/01/30	2,650,829

				16,103,102

Entertainment(d)(e) – 0.1%
Lions Gate Capital Holdings LLC (CCC+/B3)
	1,540,000	5.500	04/15/29	1,001,801

Healthcare Providers & Services(d)(e) – 0.6%
CHS/Community Health Systems, Inc. (B-/B3)
	5,150,000	5.250	05/15/30	4,013,498
CHS/Community Health Systems, Inc. (CCC-/Caa2)
	1,125,000	6.125	04/01/30	677,824
Medline Borrower LP (B+/B1)
	10,100,000	3.875	04/01/29	8,763,265

				13,454,587

Internet(d)(e) – 0.1%
ANGI Group LLC (B/B2)
	1,055,000	3.875	08/15/28	825,400
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/Ba3)
	1,942,000	3.500	03/01/29	1,679,150
Match Group Holdings II LLC (BB/Ba3)
	665,000	3.625	10/01/31	541,470

				3,046,020

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Leisure Time(d)(e) – 0.2%
Carnival Corp. (B/B3)
$960,000	5.750%		03/01/27	$788,313
MajorDrive Holdings IV LLC (CCC+/Caa2)
2,543,000	6.375		06/01/29	1,879,735
Royal Caribbean Cruises Ltd. (B/B3)
1,860,000	5.500		04/01/28	1,641,078

				4,309,126

Lodging(d)(e) – 0.2%
Travel + Leisure Co. (BB-/Ba3)
4,332,000	4.500		12/01/29	3,774,515

Machinery - Construction & Mining(d)(e) – 0.3%
Vertiv Group Corp. (BB-/B1)
8,450,000	4.125		11/15/28	7,513,064

Media(d)(e) – 0.2%
Cumulus Media New Holdings, Inc. (B/B3)
4,100,000	6.750		07/01/26	3,136,500
Diamond Sports Group LLC/Diamond Sports Finance Co. (NR/WR)
2,350,000	5.375		08/15/26	127,135
3,225,000	6.625	(g)	08/15/27	39,313
DISH DBS Corp. (B+/Ba3)
2,675,000	5.250		12/01/26	2,137,138

				5,440,086

Miscellaneous Manufacturing(d) – 0.0%
Hillenbrand, Inc. (BB+/Ba1)
922,000	3.750		03/01/31	770,506

Oil Field Services(d) – 0.1%
Noble Finance Co. (NR/NR)(h) (PIK 15.000%, Cash 11.000%)
112,389	11.000	%(e)	02/15/28	121,259
Sunoco LP/Sunoco Finance Corp. (BB/Ba3)
1,425,000	4.500		04/30/30	1,288,343

				1,409,602

Packaging(d)(e) – 0.1%
LABL, Inc. (B-/B2)
2,005,000	5.875		11/01/28	1,789,783

Pipelines(d)(e) – 0.1%
ITT Holdings LLC (B/B2)
2,305,000	6.500		08/01/29	1,944,244

Real Estate(d)(e) – 0.2%
Realogy Group LLC/Realogy Co.-Issuer Corp. (B/B2)
5,185,000	5.250		04/15/30	3,778,154

Retailing(d)(e) – 0.1%
LCM Investments Holdings II LLC (BB-/B2)
2,285,000	4.875		05/01/29	1,910,146
Specialty Building Products Holdings LLC/SBP Finance Corp. (B/B3)
855,000	6.375		09/30/26	785,924

				2,696,070

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software(d)(e) – 0.6%
AthenaHealth Group, Inc. (CCC/Caa2)
$8,970,000	6.500%	02/15/30	$7,272,966
Castle U.S. Holding Corp. (CCC-/Caa2)
7,910,000	9.500	02/15/28	3,177,051
Rackspace Technology Global, Inc. (B-/B3)
3,380,000	3.500	02/15/28	1,754,795

			12,204,812

Transportation(d)(e) – 0.1%
Rand Parent LLC (BB/Ba1)
2,705,000	8.500	02/15/30	2,542,430

TOTAL CORPORATE OBLIGATIONS (Cost $145,278,677)			$114,365,188

Asset-Backed Securities(b)(d)(e) – 1.3%

Collateralized Loan Obligations – 1.3%
Golub Capital Partners 48 LP Series 2020-48A, Class D (BBB-/NR) (3M USD LIBOR + 3.800%)
$5,400,000	8.592%	04/17/33	$4,864,201
ICG US CLO Ltd. Series 2015-2RA, Class C (NR/Baa3) (3M USD LIBOR + 3.500%)
2,100,000	8.292	01/16/33	1,830,772
Octagon Investment Partners XIV Ltd. Series 2012-1A, Class CRR (NR/Baa3) (3M USD LIBOR + 3.900%)
2,600,000	8.692	07/15/29	2,320,235
Race Point VIII CLO Ltd. Series 2013-8A, Class DR2 (BBB-/NR) (3M USD LIBOR + 3.500%)
3,235,000	8.415	02/20/30	3,002,999
TCW CLO AMR Ltd. Series 2019-1A, Class DR (BBB-/NR) (3M USD LIBOR + 3.670%)
4,900,000	8.542	08/16/34	4,361,225
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (BBB-/NR) (3M USD LIBOR + 3.720%)
4,000,000	8.515	04/18/36	3,494,868
Tikehau US CLO I Ltd. Series 2021-1A, Class E (NR/Ba3) (3M USD LIBOR + 6.910%)
5,000,000	11.705	01/18/35	4,177,405
Tralee CLO V Ltd. Series 2018-5A, Class DR (BBB-/NR) (3M USD LIBOR + 3.810%)
7,000,000	8.618	10/20/34	5,850,187

TOTAL ASSET-BACKED SECURITIES (Cost $33,821,997)			$29,901,892

Shares	Description		Value

Common Stocks(g) – 0.3%

Aerospace & Defense – 0.2%
199,380	Swissport Ltd.		$3,513,698

Media – 0.0%
162,749	Bright Pattern Holding Co.(c)		1,627

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2023

Shares	Description	Value

Common Stocks(g) – (continued)

Media – (continued)
579,399	Clear Channel Outdoor Holdings, Inc.	$695,279

		696,906

Specialty Retail – 0.1%
9,541	Neiman Marcus Group Ltd. LLC	1,208,530

TOTAL COMMON STOCKS (Cost $9,090,094)		$5,419,134

Units	Expiration Date	Value

Warrants(g) – 0.0%

Aspect Software, Inc. (NR/NR)(c)
162,749		$1,628
Cineworld Group PLC (NR/NR)
174,646		—
Noble Corp. PLC (NR/NR)
6,346	02/05/28	185,620
(Cost $15,865)

TOTAL WARRANTS (Cost $15,865)		$187,248

Shares	Description	Value

Exchange Traded Funds – 1.6%

24,605	Eaton Vance Floating-Rate Income Trust (NR/NR)	$283,204
529,943	Invesco Senior Income Trust (NR/NR)	1,950,190
622,355	Invesco Senior Loan ETF (NR/NR)	12,944,984
146,959	Nuveen Credit Strategies Income Fund (NR/NR)	750,960
402,141	Nuveen Floating Rate Income Fund (NR/NR)	3,297,556
414,779	Nuveen Floating Rate Income Opportunity Fund (NR/NR)	3,326,528
311,694	SPDR Blackstone Senior Loan ETF (NR/NR)	12,922,833

TOTAL EXCHANGE TRADED FUNDS (Cost $37,266,143)		$35,476,255

Shares	Dividend Rate	Value

Investment Company(i) – 3.4%

Goldman Sachs Financial Square Government Fund - Institutional Shares
75,331,714	4.725%	$75,331,714
(Cost $75,331,714)

Securities Lending Reinvestment Vehicle(i) – 0.6%

Goldman Sachs Financial Square Government Fund - Institutional Shares
14,260,368	4.725%	$14,260,368
(Cost $14,260,368)

TOTAL INVESTMENTS – 98.3% (Cost $2,379,029,843)		$2,197,469,652

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		$37,633,545

NET ASSETS – 100.0%		$2,235,103,197

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2023. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security is currently in default and/or non-income producing.

(h)	Pay-in-kind securities.

(i)	Represents an Affiliated Issuer.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	EUR	15,186,612	USD	16,270,884	04/03/23	$201,683
	USD	96,587,879	EUR	88,134,302	06/26/23	533,335

TOTAL						$735,018

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	EUR	888,449	USD	969,283	04/03/23	$(5,603)
	USD	111,110,805	EUR	104,264,484	04/03/23	(1,982,466)

TOTAL						$(1,988,069)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Ultra Long U.S. Treasury Bonds	2	06/21/23	$282,250	$11,429

Short position contracts:
10 Year U.S. Treasury Notes	(239)	06/21/23	(27,870,547)	(805,636)
2 Year U.S. Treasury Notes	(19)	06/30/23	(3,922,609)	(20,960)
20 Year U.S. Treasury Bonds	(6)	06/21/23	(786,937)	(31,290)
5 Year U.S. Treasury Notes	(376)	06/30/23	(41,174,938)	(757,732)

Total				$(1,615,618)

TOTAL FUTURES CONTRACTS				$(1,604,189)

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
SONIA	—Sterling Overnight Index Average

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments March 31, 2023

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 89.5%

Aerospace & Defense – 2.0%
Lockheed Martin Corp.
	$400,000	4.070%		12/15/42	$364,996
Northrop Grumman Corp.
	2,075,000	4.750		06/01/43	1,997,208
Raytheon Technologies Corp.(a)
	1,975,000	4.125		11/16/28	1,946,185
The Boeing Co.(a)
	1,150,000	2.196		02/04/26	1,066,751
	1,775,000	5.040		05/01/27	1,787,922
	1,950,000	3.450		11/01/28	1,803,204
	1,375,000	3.250		02/01/35	1,121,505
	500,000	3.550		03/01/38	398,455
	1,306,000	3.375		06/15/46	926,411
	575,000	3.625		03/01/48	411,522
	900,000	3.850		11/01/48	670,257

					12,494,416

Agriculture(a) – 0.7%
Altria Group, Inc.
	975,000	4.800		02/14/29	968,156
BAT Capital Corp.
	200,000	3.557		08/15/27	185,992
	1,350,000	2.259		03/25/28	1,159,447
Cargill, Inc.(b)
	940,000	5.125		10/11/32	970,578
Philip Morris International, Inc.
	550,000	5.625		11/17/29	574,849
	750,000	5.750		11/17/32	786,780

					4,645,802

Automotive – 3.0%
General Motors Co.
	2,925,000	6.800	(a)	10/01/27	3,093,392
	2,050,000	6.600	(a)	04/01/36	2,112,873
	375,000	5.200		04/01/45	314,584
General Motors Financial Co., Inc.(a)
	2,775,000	4.300		07/13/25	2,711,730
	6,191,000	5.250		03/01/26	6,191,805
	1,275,000	1.500		06/10/26	1,135,515
	400,000	2.700		08/20/27	358,080
	2,150,000	5.650		01/17/29	2,177,262
Stellantis Finance US, Inc.(a)(b)
	900,000	1.711		01/29/27	797,355

					18,892,596

Banks – 20.6%
ABN AMRO Bank NV(a)(c) (-1X 5 year EUR Swap + 4.674%)
EUR	600,000	4.375		09/22/25	583,886
Banco Santander SA
	$1,000,000	2.746		05/28/25	940,960
	2,400,000	5.179		11/19/25	2,352,216
	1,200,000	4.250		04/11/27	1,132,692
	1,000,000	2.749		12/03/30	781,990
(1 year CMT + 1.600%)
	400,000	3.225	(a)(c)	11/22/32	311,108

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Bank of America Corp.(a)(c)
(3M USD LIBOR + 0.990%)
$275,000	2.496%		02/13/31	$233,054
(3M USD LIBOR + 1.040%)
2,863,000	3.419		12/20/28	2,662,189
(3M USD LIBOR + 1.070%)
5,356,000	3.970		03/05/29	5,072,828
(3M USD LIBOR + 1.210%)
1,350,000	3.974		02/07/30	1,264,153
(3M USD LIBOR + 1.310%)
1,950,000	4.271		07/23/29	1,876,816
(5 year CMT + 1.200%)
1,025,000	2.482		09/21/36	776,479
(SOFR + 1.010%)
100,000	1.197		10/24/26	89,848
(SOFR + 1.330%)
550,000	2.972		02/04/33	463,529
(SOFR + 1.580%)
3,360,000	4.376		04/27/28	3,257,654
(SOFR + 1.830%)
550,000	4.571		04/27/33	523,226
(SOFR + 2.040%)
1,615,000	4.948		07/22/28	1,606,537
(SOFR + 2.160%)
925,000	5.015		07/22/33	913,697
Barclays PLC
425,000	5.200		05/12/26	406,819
1,850,000	4.836	(a)	05/09/28	1,747,991
(5 year CMT + 5.431%)
250,000	8.000	(a)(c)	03/15/29	218,578
(5 year CMT + 5.867%)
280,000	6.125	(a)(c)	12/15/25	239,193
BNP Paribas SA(a)(b)(c)
(5 year USD Swap + 4.149%)
1,950,000	6.625		03/25/24	1,822,704
(SOFR + 1.004%)
4,225,000	1.323		01/13/27	3,735,745
(SOFR + 1.507%)
370,000	3.052		01/13/31	317,956
BPCE SA(b)
1,625,000	5.700		10/22/23	1,605,256
1,350,000	4.625		09/12/28	1,277,437
(SOFR + 1.730%)
1,050,000	3.116	(a)(c)	10/19/32	799,922
(SOFR + 2.865%)
1,690,000	5.748	(a)(c)	07/19/33	1,664,785
Citigroup, Inc.
1,475,000	4.450		09/29/27	1,430,455
925,000	4.750		05/18/46	819,384
(3M TSFR + 1.454%)
1,061,000	4.075	(a)(c)	04/23/29	1,011,112
(3M TSFR + 1.825%)
2,675,000	3.887	(a)(c)	01/10/28	2,560,644
(SOFR + 1.351%)
800,000	3.057	(a)(c)	01/25/33	678,888

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 1.422%)
$1,025,000	2.976	%(a)(c)	11/05/30	$898,331
(SOFR + 2.086%)
3,265,000	4.910	(a)(c)	05/24/33	3,199,961
(SOFR + 3.914%)
675,000	4.412	(a)(c)	03/31/31	642,134
Credit Agricole SA
1,950,000	4.375		03/17/25	1,884,382
(5 year USD Swap + 4.319%)
500,000	6.875	(a)(b)(c)	09/23/24	467,640
(SOFR + 1.676%)
1,775,000	1.907	(a)(b)(c)	06/16/26	1,631,438
Credit Suisse AG(b)
1,949,000	6.500		08/08/23	1,863,595
Credit Suisse Group AG
884,000	4.550		04/17/26	812,246
5,220,000	4.282	(a)(b)	01/09/28	4,708,858
(SOFR + 0.980%)
3,050,000	1.305	(a)(b)(c)	02/02/27	2,597,380
(SOFR + 5.020%)
1,875,000	9.016	(a)(b)(c)	11/15/33	2,228,419
Deutsche Bank AG(a)(c) (SOFR + 2.257%)
1,350,000	3.742		01/07/33	980,707
Discover Bank(a)
2,125,000	4.650		09/13/28	2,013,204
First-Citizens Bank & Trust Co.(a)(c) (3M TSFR + 1.715%)
2,550,000	2.969		09/27/25	2,367,267
HSBC Bank USA NA
800,000	5.625		08/15/35	785,392
300,000	7.000		01/15/39	331,353
HSBC Holdings PLC
600,000	7.625		05/17/32	639,366
(3M USD LIBOR + 1.211%)
1,075,000	3.803	(a)(c)	03/11/25	1,051,715
(3M USD LIBOR + 1.348%)
1,875,000	4.292	(a)(c)	09/12/26	1,794,187
(SOFR + 1.929%)
925,000	2.099	(a)(c)	06/04/26	849,964
(SOFR + 2.650%)
1,625,000	6.332	(a)(c)	03/09/44	1,715,594
(SOFR + 2.870%)
216,000	5.402	(a)(c)	08/11/33	213,492
ING Groep NV(a)(c) (SOFR + 1.005%)
1,725,000	1.726		04/01/27	1,535,560
JPMorgan Chase & Co.(a)(c)
(3M TSFR + 3.125%)
737,000	4.600		02/01/25	688,461
(3M USD LIBOR + 1.360%)
875,000	3.882		07/24/38	770,420
(SOFR + 1.260%)
1,150,000	2.963		01/25/33	984,365
(SOFR + 1.560%)
3,850,000	4.323		04/26/28	3,760,795
(SOFR + 1.800%)
2,924,000	4.586		04/26/33	2,833,414

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 2.040%)
$400,000	2.522%		04/22/31	$342,132
(SOFR + 2.080%)
2,355,000	4.912		07/25/33	2,341,506
(SOFR + 2.515%)
3,650,000	2.956		05/13/31	3,143,234
KeyCorp.(a)(c) (SOFR + 2.060%)
80,000	4.789		06/01/33	71,715
Lloyds Banking Group PLC
1,875,000	4.582		12/10/25	1,780,706
371,000	4.650		03/24/26	353,133
(1 year CMT + 0.850%)
350,000	1.627	(a)(c)	05/11/27	308,966
M&T Bank Corp.(a)(c) (SOFR + 1.850%)
890,000	5.053		01/27/34	823,499
Macquarie Group Ltd.(a)(b)(c)
(3M USD LIBOR + 1.372%)
1,900,000	3.763		11/28/28	1,771,769
(SOFR + 1.069%)
2,200,000	1.340		01/12/27	1,963,742
Morgan Stanley(a)
3,350,000	4.350		09/08/26	3,268,126
(3M USD LIBOR + 1.455%)
2,720,000	3.971	(c)	07/22/38	2,398,034
(3M USD LIBOR + 1.628%)
1,950,000	4.431	(c)	01/23/30	1,876,875
(SOFR + 1.143%)
650,000	2.699	(c)	01/22/31	559,598
(SOFR + 1.290%)
1,847,000	2.943	(c)	01/21/33	1,565,462
(SOFR + 1.360%)
725,000	2.484	(c)	09/16/36	548,303
(SOFR + 1.610%)
1,900,000	4.210	(c)	04/20/28	1,845,812
(SOFR + 2.076%)
925,000	4.889	(c)	07/20/33	907,934
Santander UK Group Holdings PLC(a)(c)
(3M USD LIBOR + 1.400%)
325,000	3.823		11/03/28	297,398
(SOFR + 1.220%)
550,000	2.469		01/11/28	483,489
The Bank of New York Mellon Corp.(a)(c) (SOFR + 2.074%)
525,000	5.834		10/25/33	560,774
US Bancorp(a)(c) (SOFR + 2.090%)
1,025,000	5.850		10/21/33	1,071,033
Wells Fargo & Co.(a)(c)
(3M USD LIBOR + 1.310%)
2,573,000	3.584		05/22/28	2,423,174
(SOFR + 1.510%)
1,325,000	3.526		03/24/28	1,250,071
(SOFR + 1.980%)
1,135,000	4.808		07/25/28	1,121,119
(SOFR + 2.000%)
2,060,000	2.188		04/30/26	1,932,919

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(SOFR + 2.100%)
$3,403,000	4.897%		07/25/33	$3,319,252
Wells Fargo Bank NA
824,000	5.950		08/26/36	866,840
Westpac Banking Corp.(a)(c)
(5 year CMT + 1.350%)
1,000,000	2.894		02/04/30	938,990
(5 year CMT + 2.000%)
1,300,000	4.110		07/24/34	1,162,525
(5 year USD ICE Swap + 2.236%)
625,000	4.322		11/23/31	593,306

				131,320,807

Beverages – 3.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
4,050,000	4.700		02/01/36	4,022,662
3,554,000	4.900		02/01/46	3,472,578
Anheuser-Busch InBev Finance, Inc.(a)
600,000	4.700		02/01/36	593,670
Anheuser-Busch InBev Worldwide, Inc.
2,550,000	4.750	(a)	01/23/29	2,604,774
300,000	8.200		01/15/39	391,746
175,000	5.450	(a)	01/23/39	183,727
1,775,000	4.950		01/15/42	1,754,605
600,000	4.600	(a)	04/15/48	568,338
449,000	5.550	(a)	01/23/49	484,821
Bacardi Ltd.(a)(b)
700,000	5.300		05/15/48	653,562
Constellation Brands, Inc.(a)
350,000	4.650		11/15/28	349,209
775,000	2.250		08/01/31	636,577
1,256,000	4.750		05/09/32	1,241,154
50,000	4.500		05/09/47	43,811
JDE Peet’s NV(a)(b)
1,970,000	2.250		09/24/31	1,551,080
Keurig Dr Pepper, Inc.(a)
1,750,000	4.050		04/15/32	1,657,757
325,000	4.500		11/15/45	291,330
1,825,000	4.500		04/15/52	1,622,170

				22,123,571

Biotechnology(a) – 2.3%
Amgen, Inc.
2,065,000	5.250		03/02/30	2,109,852
5,000,000	4.200		03/01/33	4,793,200
1,773,000	5.250		03/02/33	1,820,924
175,000	4.400		05/01/45	154,243
442,000	4.200		02/22/52	375,360
2,980,000	5.650		03/02/53	3,101,405
CSL Finance PLC(b)
300,000	4.625		04/27/42	284,961

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Biotechnology(a) – (continued)
Royalty Pharma PLC
$2,050,000	1.750%	09/02/27	$1,776,940

			14,416,885

Building Materials(a) – 0.5%
Carrier Global Corp.
1,225,000	2.493	02/15/27	1,136,101
525,000	3.377	04/05/40	416,934
Fortune Brands Innovations, Inc.
672,000	4.000	03/25/32	604,444
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
275,000	4.900	12/01/32	278,589
Masco Corp.
1,000,000	1.500	02/15/28	853,580

			3,289,648

Chemicals(a) – 0.8%
DuPont de Nemours, Inc.
2,025,000	4.725	11/15/28	2,043,610
125,000	5.319	11/15/38	125,864
Huntsman International LLC
1,050,000	4.500	05/01/29	986,265
International Flavors & Fragrances, Inc.(b)
1,075,000	3.268	11/15/40	763,013
LYB International Finance B.V.
725,000	4.875	03/15/44	641,545
The Sherwin-Williams Co.
475,000	3.450	06/01/27	454,385
475,000	4.000	12/15/42	390,236

			5,404,918

Commercial Services – 0.8%
Ashtead Capital, Inc.(a)(b)
925,000	1.500	08/12/26	809,967
525,000	2.450	08/12/31	413,285
DP World Ltd.
360,000	5.625	09/25/48	345,150
Global Payments, Inc.(a)
1,150,000	4.450	06/01/28	1,092,374
PayPal Holdings, Inc.(a)
1,100,000	4.400	06/01/32	1,078,891
1,100,000	5.050	06/01/52	1,057,991

			4,797,658

Computers – 2.0%
Apple, Inc.
1,102,000	3.850	05/04/43	1,003,823
Dell International LLC/EMC Corp.(a)
3,405,000	6.020	06/15/26	3,494,790
375,000	4.900	10/01/26	372,949
1,599,000	5.300	10/01/29	1,609,074
225,000	6.200	07/15/30	236,596
Dell, Inc.
2,075,000	7.100	04/15/28	2,222,263

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Computers – (continued)
Hewlett Packard Enterprise Co.(a)
$341,000	6.200%		10/15/35	$365,729
80,000	6.350		10/15/45	84,135
HP, Inc.(a)
1,325,000	1.450		06/17/26	1,192,447
1,565,000	4.000		04/15/29	1,484,246
International Business Machines Corp.(a)
850,000	3.430		02/09/52	618,953

				12,685,005

Cosmetics & Personal Care(a)(b) – 0.4%
Kenvue, Inc.
1,700,000	5.050		03/22/53	1,753,125
1,000,000	5.200		03/22/63	1,035,140

				2,788,265

Diversified Financial Services – 5.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
2,125,000	4.875		01/16/24	2,100,116
5,485,000	6.500		07/15/25	5,513,412
775,000	3.000		10/29/28	675,816
Air Lease Corp.(a)
2,150,000	3.375		07/01/25	2,044,091
3,525,000	2.875		01/15/26	3,286,322
1,475,000	3.750		06/01/26	1,393,713
325,000	3.625		04/01/27	301,763
Ally Financial, Inc.
950,000	4.625		03/30/25	900,220
1,335,000	4.750	(a)	06/09/27	1,236,651
1,575,000	2.200	(a)	11/02/28	1,250,030
Aviation Capital Group LLC(a)(b)
2,675,000	1.950		01/30/26	2,377,914
Avolon Holdings Funding Ltd.(a)(b)
750,000	3.950		07/01/24	729,330
3,750,000	4.250		04/15/26	3,512,437
1,450,000	3.250		02/15/27	1,291,617
Capital One Financial Corp.(a)(c) (SOFR + 0.690%)
975,000	5.489		12/06/24	951,522
Discover Financial Services(a)
800,000	4.100		02/09/27	755,936
Intercontinental Exchange, Inc.(a)
995,000	4.350		06/15/29	983,398
1,125,000	2.650		09/15/40	816,233
Nomura Holdings, Inc.
2,375,000	1.653		07/14/26	2,084,585

				32,205,106

Electric(a) – 0.2%
Louisville Gas & Electric Co.
1,000,000	5.450		04/15/33	1,035,680

Electrical – 2.8%
American Electric Power Co., Inc.(a)
350,000	2.300		03/01/30	295,250
Berkshire Hathaway Energy Co.
767,000	6.125		04/01/36	845,871

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
CMS Energy Corp.(a)
$500,000	4.875%		03/01/44	$458,860
Dominion Energy, Inc.(a)
2,325,000	3.375		04/01/30	2,107,240
Duke Energy Corp.(a)
400,000	4.800		12/15/45	370,716
Duquesne Light Holdings, Inc.(a)(b)
1,075,000	2.532		10/01/30	870,782
Enel Finance International NV(a)(b)
2,275,000	1.875		07/12/28	1,919,236
FirstEnergy Corp.(a)
525,000	2.050		03/01/25	493,311
475,000	2.650		03/01/30	406,339
NextEra Energy Capital Holdings, Inc.(a)
2,055,000	1.900		06/15/28	1,807,701
Pacific Gas & Electric Co.(a)
250,000	2.950		03/01/26	232,265
675,000	2.100		08/01/27	588,566
Progress Energy, Inc.
1,400,000	7.000		10/30/31	1,556,310
Public Service Electric & Gas Co.(a)
975,000	3.950		05/01/42	841,464
Sempra Energy(a)
2,020,000	3.400		02/01/28	1,901,426
1,125,000	3.800		02/01/38	970,481
Southern California Edison Co.(a)
1,325,000	4.200		03/01/29	1,284,031
275,000	4.050		03/15/42	228,239
Vistra Operations Co. LLC(a)(b)
975,000	4.300		07/15/29	869,476

				18,047,564

Engineering & Construction(a) – 0.2%
Mexico City Airport Trust
240,000	3.875	(b)	04/30/28	222,000
800,000	5.500		07/31/47	611,040
220,000	5.500	(b)	07/31/47	168,036

				1,001,076

Entertainment(a) – 1.5%
Warnermedia Holdings, Inc.
1,900,000	6.412		03/15/26	1,909,215
2,000,000	4.054	(b)	03/15/29	1,859,860
5,175,000	4.279	(b)	03/15/32	4,617,549
1,776,000	5.050	(b)	03/15/42	1,485,002

				9,871,626

Environmental(a) – 0.8%
Republic Services, Inc.
950,000	4.875		04/01/29	959,509
3,500,000	2.375		03/15/33	2,889,495
Waste Connections, Inc.
525,000	3.200		06/01/32	467,471
433,000	4.200		01/15/33	414,996

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Environmental(a) – (continued)
Waste Management, Inc.
$448,000	4.150%	04/15/32	$433,924

			5,165,395

Food & Drug Retailing(a) – 1.5%
Grupo Bimbo SAB de CV
1,070,000	4.700	11/10/47	938,208
Kraft Heinz Foods Co.
2,686,000	3.875	05/15/27	2,621,831
2,560,000	3.750	04/01/30	2,426,163
Sysco Corp.
2,625,000	5.950	04/01/30	2,792,738
150,000	6.600	04/01/40	165,938
75,000	4.450	03/15/48	65,013
550,000	6.600	04/01/50	626,626

			9,636,517

Gas(a) – 0.4%
NiSource, Inc.
1,700,000	5.250	03/30/28	1,729,971
850,000	3.600	05/01/30	785,443

			2,515,414

Healthcare Providers & Services(a) – 2.9%
Centene Corp.
950,000	4.250	12/15/27	915,192
CommonSpirit Health
150,000	4.350	11/01/42	129,440
510,000	6.461	11/01/52	585,196
GE HealthCare Technologies, Inc.(b)
900,000	6.377	11/22/52	1,005,282
HCA, Inc.
2,850,000	5.250	06/15/26	2,853,306
2,605,000	3.500	09/01/30	2,320,638
Humana, Inc.
625,000	5.500	03/15/53	635,200
Novant Health, Inc.
710,000	3.168	11/01/51	512,776
PerkinElmer, Inc.
1,200,000	3.300	09/15/29	1,072,980
STERIS Irish FinCo UnLtd Co.
218,000	2.700	03/15/31	182,370
UnitedHealth Group, Inc.
275,000	4.200	05/15/32	269,123
1,425,000	2.750	05/15/40	1,079,509
371,000	4.750	05/15/52	361,539
2,150,000	5.875	02/15/53	2,416,600
766,000	5.050	04/15/53	774,265
3,000,000	6.050	02/15/63	3,430,200

			18,543,616

Home Builders(a) – 0.1%
Lennar Corp.
525,000	4.750	11/29/27	519,157

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance – 1.3%
American International Group, Inc.
$700,000	6.250%		05/01/36	$752,234
598,000	4.500	(a)	07/16/44	521,486
200,000	4.800	(a)	07/10/45	181,232
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	388,164
323,000	5.031		12/15/46	288,216
Arch Capital Group Ltd.
595,000	7.350		05/01/34	684,922
Great-West Lifeco Finance 2018 LP(a)(b)
459,000	4.047		05/17/28	442,224
MetLife, Inc.
625,000	6.375		06/15/34	696,269
475,000	4.721		12/15/44	433,518
Principal Financial Group, Inc.
150,000	6.050		10/15/36	159,537
Prudential Financial, Inc.
1,850,000	5.700		12/14/36	1,963,368
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	816,611
The Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	210,236
Willis North America, Inc.(a)
1,200,000	2.950		09/15/29	1,051,692

				8,589,709

Internet(a) – 1.4%
Amazon.com, Inc.
375,000	4.950		12/05/44	386,696
Expedia Group, Inc.
775,000	4.625		08/01/27	762,181
400,000	3.250		02/15/30	347,040
196,000	2.950		03/15/31	163,335
Meta Platforms, Inc.
2,043,000	3.850		08/15/32	1,913,433
888,000	4.450		08/15/52	781,733
Netflix, Inc.(b)
3,515,000	4.875		06/15/30	3,505,545
Prosus NV
200,000	3.680	(b)	01/21/30	169,375
200,000	3.680		01/21/30	169,375
580,000	3.061		07/13/31	454,321

				8,653,034

Investment Companies(a) – 0.4%
Blackstone Private Credit Fund
2,425,000	2.625		12/15/26	2,038,819
125,000	3.250		03/15/27	106,104
JAB Holdings B.V.(b)
700,000	2.200		11/23/30	555,968

				2,700,891

Iron/Steel – 0.5%
ArcelorMittal SA
950,000	4.550		03/11/26	931,741

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Iron/Steel – (continued)
POSCO(b)
$240,000	5.750%		01/17/28	$245,954
Steel Dynamics, Inc.(a)
1,950,000	1.650		10/15/27	1,681,700

				2,859,395

Lodging(a) – 0.9%
Hyatt Hotels Corp.
2,925,000	4.850		03/15/26	2,912,042
Marriott International, Inc.
800,000	5.000		10/15/27	801,824
543,000	4.000		04/15/28	524,446
675,000	4.650		12/01/28	669,465
525,000	4.900		04/15/29	520,133

				5,427,910

Machinery - Construction & Mining(a)(b) – 0.1%
The Weir Group PLC
925,000	2.200		05/13/26	833,055

Machinery-Diversified(a) – 0.0%
Otis Worldwide Corp.
325,000	3.112		02/15/40	251,963

Media – 3.6%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
6,750,000	4.908		07/23/25	6,675,615
1,050,000	3.750		02/15/28	973,528
5,125,000	4.200		03/15/28	4,844,765
625,000	6.384		10/23/35	620,262
300,000	6.484		10/23/45	282,780
Comcast Corp.
150,000	3.250	(a)	11/01/39	121,320
475,000	3.750	(a)	04/01/40	408,239
75,000	4.750		03/01/44	70,971
525,000	3.400	(a)	07/15/46	405,752
Discovery Communications LLC(a)
3,125,000	4.900		03/11/26	3,104,656
Fox Corp.(a)
225,000	5.476		01/25/39	215,656
The Walt Disney Co.
1,400,000	6.400		12/15/35	1,612,072
1,100,000	4.625	(a)	03/23/40	1,075,492
Time Warner Cable LLC(a)
675,000	5.875		11/15/40	609,255
Time Warner Entertainment Co. LP
1,600,000	8.375		07/15/33	1,819,408

				22,839,771

Mining – 0.7%
Glencore Finance Canada Ltd.(b)
525,000	5.550		10/25/42	502,845
Glencore Funding LLC(a)(b)
925,000	2.850		04/27/31	777,814
725,000	2.625		09/23/31	594,921

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Mining – (continued)
Newcrest Finance Pty Ltd.(a)(b)
$950,000	3.250%	05/13/30	$833,359
Newmont Corp.(a)
1,300,000	2.600	07/15/32	1,086,501
Teck Resources Ltd.(a)
692,000	3.900	07/15/30	634,986

			4,430,426

Miscellaneous Manufacturing – 0.9%
Eaton Corp.(a)
1,350,000	4.150	03/15/33	1,301,049
GE Capital International Funding Co.
1,700,000	4.418	11/15/35	1,645,532
General Electric Co.
900,000	6.750	03/15/32	1,021,842
625,000	6.150	08/07/37	666,387
1,294,000	5.875	01/14/38	1,394,531

			6,029,341

Multi-National(a)(b) – 0.0%
The African Export-Import Bank
200,000	3.798	05/17/31	162,210

Oil Field Services – 2.0%
Aker BP ASA(a)(b)
1,550,000	2.000	07/15/26	1,397,108
BP Capital Markets America, Inc.(a)
175,000	4.234	11/06/28	173,448
1,575,000	2.721	01/12/32	1,374,487
Continental Resources, Inc.(a)
625,000	4.375	01/15/28	589,688
Diamondback Energy, Inc.(a)
1,550,000	6.250	03/15/33	1,640,132
Marathon Oil Corp.
900,000	6.800	03/15/32	950,292
Marathon Petroleum Corp.(a)
2,095,000	3.800	04/01/28	2,005,942
Ovintiv Exploration, Inc.(a)
800,000	5.375	01/01/26	802,600
Ovintiv, Inc.
1,025,000	8.125	09/15/30	1,138,129
Pertamina Persero PT(a)
370,000	4.175	01/21/50	286,920
QatarEnergy(a)(b)
200,000	3.125	07/12/41	155,600
530,000	3.300	07/12/51	392,796
Reliance Industries Ltd.(b)
890,000	3.625	01/12/52	621,887
Saudi Arabian Oil Co.
1,100,000	3.500	04/16/29	1,026,644
Shell International Finance B.V.
225,000	6.375	12/15/38	259,679

			12,815,352

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging(a) – 0.4%
Berry Global, Inc.
$1,800,000	1.570%		01/15/26	$1,635,300
1,225,000	1.650		01/15/27	1,071,385

				2,706,685

Pharmaceuticals(a) – 3.2%
AbbVie, Inc.
2,475,000	4.550		03/15/35	2,420,773
2,850,000	4.500		05/14/35	2,763,075
350,000	4.050		11/21/39	312,365
775,000	4.875		11/14/48	744,395
Becton Dickinson & Co.
439,000	4.685		12/15/44	408,639
175,000	4.669		06/06/47	163,202
Bristol-Myers Squibb Co.
425,000	4.350		11/15/47	393,218
CVS Health Corp.
1,125,000	4.875		07/20/35	1,101,004
3,888,000	4.780		03/25/38	3,704,486
1,489,000	5.125		07/20/45	1,411,200
Perrigo Finance Unlimited Co.
1,425,000	4.375		03/15/26	1,372,930
The Cigna Group
2,350,000	2.400		03/15/30	2,038,789
1,581,000	4.800		08/15/38	1,533,491
175,000	4.800		07/15/46	160,365
2,200,000	4.900		12/15/48	2,070,178

				20,598,110

Pipelines – 4.0%
Abu Dhabi Crude Oil Pipeline LLC(b)
490,000	4.600		11/02/47	454,873
Enbridge, Inc.(a)
939,000	5.700		03/08/33	976,720
2,125,000	2.500		08/01/33	1,710,370
Energy Transfer LP(a)
750,000	2.900		05/15/25	714,877
550,000	5.950		12/01/25	558,333
525,000	4.200		04/15/27	504,830
300,000	5.500		06/01/27	303,708
354,000	4.950		05/15/28	350,145
456,000	5.150		03/15/45	395,498
Enterprise Products Operating LLC
2,200,000	6.875		03/01/33	2,505,514
575,000	4.800	(a)	02/01/49	528,730
Galaxy Pipeline Assets Bidco Ltd.(b)
200,000	2.625		03/31/36	164,000
Kinder Morgan Energy Partners LP
1,100,000	7.750		03/15/32	1,252,548
650,000	6.550		09/15/40	668,167
MPLX LP(a)
1,750,000	2.650		08/15/30	1,486,642
950,000	4.500		04/15/38	842,716
520,000	5.500		02/15/49	484,058

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Plains All American Pipeline LP/PAA Finance Corp.(a)
$2,444,000	4.650%	10/15/25	$2,421,222
325,000	4.500	12/15/26	317,753
1,125,000	3.800	09/15/30	1,003,466
Sabine Pass Liquefaction LLC(a)
900,000	5.000	03/15/27	896,715
Targa Resources Corp.(a)
220,000	4.200	02/01/33	197,573
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(a)
775,000	4.875	02/01/31	730,569
The Williams Cos., Inc.(a)
2,000,000	4.650	08/15/32	1,926,840
950,000	5.650	03/15/33	981,008
Valero Energy Partners LP(a)
675,000	4.500	03/15/28	666,684
Western Midstream Operating LP(a)
725,000	3.350	02/01/25	693,165
2,200,000	5.450	04/01/44	1,920,292

			25,657,016

Real Estate Investment Trust(a) – 3.0%
Agree LP
295,000	4.800	10/01/32	278,973
American Homes 4 Rent LP
225,000	2.375	07/15/31	179,264
Camden Property Trust
3,475,000	3.150	07/01/29	3,083,576
Crown Castle, Inc.
100,000	2.900	04/01/41	71,301
CubeSmart LP
555,000	2.500	02/15/32	446,325
Digital Realty Trust LP
425,000	3.700	08/15/27	392,560
Essex Portfolio LP
2,375,000	3.000	01/15/30	2,085,654
GLP Capital LP/GLP Financing II, Inc.
2,886,000	5.375	04/15/26	2,805,798
Healthcare Realty Holdings LP
875,000	2.050	03/15/31	663,723
Host Hotels & Resorts LP
897,000	2.900	12/15/31	700,351
Invitation Homes Operating Partnership LP
600,000	2.300	11/15/28	502,044
Kimco Realty OP LLC
1,100,000	3.800	04/01/27	1,044,373
MPT Operating Partnership LP/MPT Finance Corp.
950,000	4.625	08/01/29	701,775
National Retail Properties, Inc.
1,300,000	3.600	12/15/26	1,231,919
Prologis LP
1,125,000	4.625	01/15/33	1,106,212
Simon Property Group LP
1,250,000	2.250	01/15/32	978,662

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(a) – (continued)
Spirit Realty LP
$1,125,000	4.000%		07/15/29	$1,013,794
WP Carey, Inc.
1,225,000	3.850		07/15/29	1,136,273
975,000	2.400		02/01/31	795,005
100,000	2.450		02/01/32	79,724

				19,297,306

Retailing(a) – 2.8%
7-Eleven, Inc.(b)
1,280,000	2.500		02/10/41	864,998
40,000	2.800		02/10/51	25,907
AutoNation, Inc.
702,000	4.500		10/01/25	684,941
1,425,000	4.750		06/01/30	1,343,005
25,000	2.400		08/01/31	19,203
Lowe’s Cos., Inc.
875,000	1.700		09/15/28	757,461
3,850,000	3.750		04/01/32	3,532,837
1,450,000	5.000		04/15/33	1,448,376
1,650,000	4.250		04/01/52	1,356,564
McDonald’s Corp.
592,000	4.600		09/09/32	598,891
1,150,000	4.700		12/09/35	1,147,988
Starbucks Corp.
690,000	3.000		02/14/32	611,720
917,000	4.500		11/15/48	832,223
Target Corp.
600,000	2.950		01/15/52	434,046
The Home Depot, Inc.
800,000	2.700		04/15/30	722,872
900,000	4.500		09/15/32	905,868
500,000	4.875		02/15/44	495,025
1,675,000	4.950		09/15/52	1,674,179
Walgreens Boots Alliance, Inc.
253,000	4.100		04/15/50	189,204

				17,645,308

Savings&Loans(a)(b)(c) – 0.4%
Nationwide Building Society (3M USD LIBOR + 1.855%)
2,525,000	3.960		07/18/30	2,269,950

Semiconductors(a) – 2.3%
Broadcom, Inc.
725,000	3.150		11/15/25	694,862
503,000	4.150	(b)	04/15/32	458,625
1,025,000	3.419	(b)	04/15/33	857,392
4,824,000	3.469	(b)	04/15/34	3,963,833
2,539,000	3.137	(b)	11/15/35	1,956,680
914,000	3.187	(b)	11/15/36	692,748
950,000	3.500	(b)	02/15/41	715,901
Intel Corp.
2,325,000	5.200		02/10/33	2,364,502
Micron Technology, Inc.
450,000	4.975		02/06/26	448,641

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Semiconductors(a) – (continued)
$725,000	2.703%	04/15/32	$580,138
NXP B.V./NXP Funding LLC/NXP USA, Inc.
550,000	3.875	06/18/26	530,766
525,000	4.400	06/01/27	518,753
1,125,000	3.400	05/01/30	1,011,431

			14,794,272

Software(a) – 2.9%
Oracle Corp.
1,267,000	2.800	04/01/27	1,177,638
2,062,000	2.950	04/01/30	1,820,437
825,000	4.650	05/06/30	803,327
3,200,000	2.875	03/25/31	2,738,368
1,100,000	6.250	11/09/32	1,180,718
837,000	4.900	02/06/33	819,657
1,200,000	3.600	04/01/40	929,868
2,775,000	6.900	11/09/52	3,110,581
2,397,000	5.550	02/06/53	2,281,417
VMware, Inc.
1,075,000	1.800	08/15/28	907,816
1,200,000	2.200	08/15/31	948,120
Workday, Inc.
825,000	3.700	04/01/29	772,844
1,375,000	3.800	04/01/32	1,258,716

			18,749,507

Telecommunication Services(a) – 5.5%
AT&T, Inc.
840,000	2.300	06/01/27	769,633
250,000	1.650	02/01/28	219,533
1,825,000	2.750	06/01/31	1,570,978
875,000	2.250	02/01/32	714,577
486,000	2.550	12/01/33	390,943
1,350,000	4.500	05/15/35	1,265,976
175,000	4.900	08/15/37	166,927
925,000	4.850	03/01/39	867,622
925,000	3.500	06/01/41	730,121
125,000	4.300	12/15/42	108,860
75,000	4.350	06/15/45	63,975
886,000	4.750	05/15/46	797,453
775,000	5.150	11/15/46	747,449
875,000	3.500	09/15/53	635,399
Rogers Communications, Inc.(b)
650,000	4.500	03/15/42	556,894
1,775,000	4.550	03/15/52	1,462,884
T-Mobile USA, Inc.
2,698,000	3.750	04/15/27	2,594,424
425,000	4.750	02/01/28	420,249
2,212,000	3.875	04/15/30	2,074,613
1,055,000	2.875	02/15/31	909,853
6,275,000	3.500	04/15/31	5,642,919
1,975,000	5.200	01/15/33	2,010,056
Verizon Communications, Inc.
2,631,000	4.329	09/21/28	2,597,350
1,625,000	3.875	02/08/29	1,569,441

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services(a) – (continued)
	$1,876,000	4.016%	12/03/29	$1,796,833
	475,000	3.150	03/22/30	432,720
	2,025,000	2.550	03/21/31	1,725,199
	800,000	2.355	03/15/32	656,360
	1,800,000	2.650	11/20/40	1,285,578

				34,784,819

Transportation(a) – 1.2%
Burlington Northern Santa Fe LLC
	425,000	6.150	05/01/37	481,946
	1,225,000	5.750	05/01/40	1,319,104
	525,000	4.450	01/15/53	490,528
Canadian Pacific Railway Co.
	775,000	2.450	12/02/31	670,910
CSX Corp.
	2,075,000	4.100	11/15/32	1,998,744
	1,300,000	4.500	11/15/52	1,189,396
Norfolk Southern Corp.
	1,450,000	3.000	03/15/32	1,273,694
Union Pacific Corp.
	275,000	3.550	08/15/39	234,064

				7,658,386

TOTAL CORPORATE OBLIGATIONS (Cost $612,541,499)				$571,155,138

Sovereign Debt Obligations – 2.3%

Euro – 0.3%
Republic of Peru(a)
EUR	100,000	1.250%	03/11/33	$78,003
Republic of Philippines
	450,000	0.700	02/03/29	399,357
Republic of Romania(b)
	90,000	2.124	07/16/31	71,130
	70,000	2.000	01/28/32	53,710
	80,000	4.625	04/03/49	63,877
United Mexican States(a)
	130,000	1.350	09/18/27	126,648
	1,920,000	1.450	10/25/33	1,497,000

				2,289,725

United States Dollar – 2.0%
Export-Import Bank of Korea
	$390,000	5.125	01/11/33	408,946
Hungary Government International Bond
	830,000	6.125	05/22/28	849,712
Korea Hydro & Nuclear Power Co., Ltd.(b)
	1,060,000	4.250	07/27/27	1,044,630
Perusahaan Penerbit SBSN Indonesia III
	1,580,000	4.550	03/29/26	1,580,174
Republic of Chile
	150,000	3.625	10/30/42	118,434
	200,000	3.500 (a)	01/25/50	149,288

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$260,000	4.000	%(a)	01/31/52	$210,486
Republic of Indonesia
350,000	4.350	(b)	01/08/27	347,851
1,610,000	4.350		01/08/27	1,600,115
Republic of Panama(a)
380,000	2.252		09/29/32	290,890
200,000	3.870		07/23/60	130,600
390,000	4.500		01/19/63	280,873
Republic of Peru(a)
430,000	2.780		12/01/60	255,528
220,000	3.230		07/28/21(d)	130,941
Republic of Philippines
210,000	2.650		12/10/45	143,873
Republic of Romania
160,000	3.000	(b)	02/27/27	145,000
560,000	6.125		01/22/44	532,000
State of Israel
200,000	4.500		04/03/20(e)	166,663
United Mexican States(a)
2,540,000	3.250		04/16/30	2,271,395
802,000	3.500		02/12/34	681,700
1,399,000	3.771		05/24/61	942,401
440,000	3.750		04/19/71	292,683

				12,574,183

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $17,695,561)				$14,863,908

Municipal Debt Obligations – 0.7%

California(a) – 0.1%
California State GO Bonds Build America Taxable Series 2009
$455,000	7.300%		10/01/39	$564,581

Illinois – 0.5%
Illinois State GO Bonds Build America Series 2010(a)
1,500,000	6.630		02/01/35	1,594,123
Illinois State GO Bonds Taxable-Pension Series 2003
1,360,000	5.100		06/01/33	1,356,689

				2,950,812

New Jersey(a) – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
350,000	7.414		01/01/40	443,906

Pennsylvania(a) – 0.0%
Pennsylvania Commonwealth Financing Authority RB (Taxable) Series A
335,000	2.991		06/01/42	256,119

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $4,007,303)				$4,215,418

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Shares	Description	Value

Exchange Traded Funds – 2.5%

194,584	Vanguard Intermediate-Term Corporate Bond ETF	$15,609,528
(Cost $15,055,341)

Shares	Dividend Rate	Value

Investment Company(f) – 0.8%

Goldman Sachs Financial Square Government Fund - Institutional Shares
5,304,595	4.725%	$5,304,595
(Cost $5,304,595)

TOTAL INVESTMENTS – 95.8% (Cost $654,604,299)		$611,148,587

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		27,076,234

NET ASSETS – 100.0%		$638,224,821

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(d)	Actual maturity date is July 28, 2121.

(e)	Actual maturity date is April 03, 2120.

(f)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BofA Securities LLC	USD	2,894,389	EUR	2,641,406	06/26/23	$15,612
Deutsche Bank AG	USD	451,038	AUD	667,716	06/21/23	3,351
MS & Co. Int. PLC	JPY	154,199,244	USD	1,170,926	06/21/23	4,602
	USD	439,309	NOK	4,570,508	06/21/23	1,139

TOTAL						$24,704

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Barclays Bank PLC	USD	632,325	CAD	860,532	06/21/23	$(5,259)
BofA Securities LLC	USD	474,664	SEK	5,046,036	06/21/23	(13,603)
JPMorgan Securities, Inc.	CHF	1,246,210	USD	1,377,560	06/21/23	(3,328)
	EUR	847,896	USD	927,182	04/03/23	(7,489)
MS & Co. Int. PLC	USD	4,195,290	EUR	3,936,338	04/03/23	(74,365)
	USD	447,885	NZD	731,638	06/21/23	(9,590)
UBS AG (London)	USD	626,761	EUR	584,472	06/21/23	(10,059)
	USD	549,179	GBP	462,403	06/21/23	(22,163)

TOTAL						$(145,856)

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	19	06/21/23	$ 2,183,516	$ 7,052
2 Year U.S. Treasury Notes	183	06/30/23	37,780,922	293,795
20 Year U.S. Treasury Bonds	65	06/21/23	8,525,156	300,717
Ultra Long U.S. Treasury Bonds	359	06/21/23	50,663,875	1,848,165

Total				$ 2,449,729

Short position contracts:
10 Year U.S. Treasury Notes	(449)	06/21/23	(54,392,141)	(1,546,629)
30 Day Federal Funds	(21)	09/29/23	(8,333,729)	6,280
5 Year U.S. Treasury Notes	(243)	06/30/23	(26,610,398)	(271,400)

Total				$(1,811,749)

TOTAL FUTURES CONTRACTS				$ 637,980

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M LIBOR(b)	4.540%(b)	03/15/25		$3,270	$ 30,242	$ 32,669	$ (2,427)
3.714%(b)	3M LIBOR(b)	09/30/27		3,330	(48,915)	(43,223)	(5,692)
2.680(b)	12M SOFR(b)	07/28/32		660	7,178	(3,298)	10,476
2.500(b)	6M EURO(c)	06/21/33	EUR	1,160	48,301	61,308	(13,007)
3M LIBOR(b)	2.910(b)	07/28/37		$1,530	(14,487)	2,726	(17,213)
3M LIBOR(b)	2.720(b)	08/11/37		7,150	(114,400)	(250,874)	136,474
2.080(b)	12M SOFR(b)	07/28/47		1,080	11,167	(687)	11,854
2.170(b)	12M SOFR(b)	08/11/52		3,450	115,908	74,508	41,400

TOTAL					$ 34,994	$(126,871)	$161,865

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

(b)	Payments made annually.

(c)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
AT&T, Inc., 3.800%, 02/15/27	1.000%	0.733%	06/20/26	$2,375	$19,848	$28,389	$(8,541)
CDX.NA.IG Index 34	1.000	0.552	06/20/25	128,575	1,264,077	835,152	428,925
CDX.NA.IG Index 39	1.000	0.726	12/20/27	58,850	706,660	466,014	240,646
General Electric Co. 2.700%, 03/15/32	1.000	0.591	06/20/26	3,550	44,985	32,944	12,041

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Nordstrom, Inc., 6.950%, 03/15/28	1.000%	2.426%	12/20/24	$1,125	$(25,928)	$(12,613)	$ (13,315)
Nordstrom, Inc., 6.950%, 03/15/28	1.000	1.757	06/20/24	1,825	(15,740)	(2,162)	(13,578)
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.927	06/20/27	1,175	3,700	3,656	44
Republic of Chile, 3.240%, 06/02/28	1.000	1.031	06/20/28	1,710	(1,891)	(3,595)	1,704
Republic of Indonesia, 5.875%, 01/15/25	1.000	0.936	06/20/28	1,990	6,606	(1,523)	8,129
Republic of Panama, 8.875%, 12/20/2027	1.000	1.065	12/20/27	770	(1,890)	643	(2,533)
Republic of Peru, 8.750%, 11/21/33	1.000	1.091	06/20/28	1,980	(7,824)	(24,407)	16,583
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.922	06/20/28	1,730	6,884	(6,207)	13,091
The Boeing Co., 8.750%, 10/30/25	1.000	0.488	06/20/24	1,750	11,276	9,277	1,999
United Mexican States, 4.150%, 03/28/27	1.000	1.172	06/20/28	2,000	(15,483)	(18,641)	3,158

TOTAL					$1,995,280	$1,306,927	$688,353

(a)	Payments made quarterly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	Citibank NA	2.400%	07/28/2023	2,300,000	$ 2,300,000	$ 10,881	$ 77,050	$ (66,169)
1Y IRS	Deutsche Bank AG (London)	2.700	04/28/2023	2,070,000	2,070,000	3,148	76,868	(73,720)

				4,370,000	$ 4,370,000	$ 14,029	$ 153,918	$(139,889)

Puts
1Y IRS	Deutsche Bank AG (London)	3.000	05/05/2023	2,050,000	2,050,000	43,926	71,717	(27,791)
1Y IRS	Deutsche Bank AG (London)	2.960	09/05/2023	2,310,000	2,310,000	72,004	89,928	(17,924)
1Y IRS	JPMorgan Securities, Inc.	2.800	08/23/2023	2,310,000	2,310,000	90,687	83,401	7,286

				6,670,000	$ 6,670,000	$206,617	$ 245,046	$ (38,429)

Total purchased option contracts				11,040,000	$ 11,040,000	$220,646	$ 398,964	$(178,318)

Written option contracts
Calls
1Y IRS	Citibank NA	1.750	07/28/2023	(2,300,000)	(2,300,000)	(2,183)	(28,750)	26,567

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

1Y IRS	Citibank NA	2.075%	07/28/2023	(2,300,000)	$(2,300,000)	$ (4,941)	$ (48,300)	$ 43,359
1Y IRS	Deutsche Bank AG (London)	2.013	04/28/2023	(2,070,000)	(2,070,000)	(87)	(29,282)	29,195
1Y IRS	Deutsche Bank AG (London)	2.356	04/28/2023	(2,070,000)	(2,070,000)	(549)	(47,585)	47,036

				(8,740,000)	$(8,740,000)	$ (7,760)	$(153,917)	$ 146,157

Puts
1Y IRS	Deutsche Bank AG (London)	3.891	05/05/2023	(2,050,000)	(2,050,000)	(1,040)	(26,345)	25,305
1Y IRS	Deutsche Bank AG (London)	3.446	05/05/2023	(2,050,000)	(2,050,000)	(9,200)	(45,371)	36,171
1Y IRS	Deutsche Bank AG (London)	3.405	09/05/2023	(2,310,000)	(2,310,000)	(33,094)	(55,118)	22,024
1Y IRS	Deutsche Bank AG (London)	3.850	09/05/2023	(2,310,000)	(2,310,000)	(13,417)	(34,811)	21,394
1Y IRS	JPMorgan Securities, Inc.	3.660	08/23/2023	(2,310,000)	(2,310,000)	(18,755)	(31,911)	13,156
1Y IRS	JPMorgan Securities, Inc.	3.230	08/23/2023	(2,310,000)	(2,310,000)	(44,529)	(51,491)	6,962

				(13,340,000)	$(13,340,000)	$(120,035)	$(245,047)	$ 125,012

Total written option contracts				(22,080,000)	$(22,080,000)	$(127,795)	$(398,964)	$ 271,169

TOTAL				(11,040,000)	$(11,040,000)	$ 92,851	$ —	$ 92,851

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
GO	—General Obligation
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
SOFR	—Secured Overnight Funding Rate
TSFR	—Term Secured Overnight Financing Rate

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
CDX.NA.IG Ind 34	—CDX North America Investment Grade Index 34
CDX.NA.IG Ind 39	—CDX North America Investment Grade Index 39
EURO	—Euro Offered Rate
LIBOR	—London Interbank Offered Rate
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments March 31, 2023

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 73.9%

Brazil – 13.9%
Brazil Letras do Tesouro Nacional (NR/NR)(a)
BRL	9,696,000	0.000%		07/01/23	$1,854,739
	15,346,000	0.000		01/01/24	2,762,940
Brazil Notas do Tesouro Nacional (BB-/Ba2)
	11,610,000	10.000		01/01/25	2,222,230
	3,182,000	10.000		01/01/27	589,533
Brazil Notas do Tesouro Nacional (BB-/NR)
	2,518,000	10.000		01/01/29	447,669
Brazil Notas do Tesouro Nacional (NR/NR)
	1,591,000	10.000		01/01/31	274,682

					8,151,793

Chile – 2.9%
Bonos de la Tesoreria de la Republica en pesos (NR/NR)
CLP	365,000,000	7.000	(b)	05/01/34	532,233
	105,000,000	5.000		03/01/35	130,926
Bonos de la Tesoreria de la Republica en pesos (NR/WR)
	711,509,600	1.500		03/01/26	875,814
	15,000,000	4.500		03/01/26	18,027
	5,000,000	6.000		01/01/43	6,982
Republic of Chile (A/A2)
	$200,000	3.250	(c)	09/21/71	129,662

					1,693,644

Colombia – 3.0%
Republic of Colombia (BBB-/Baa2)
COP	2,120,500,000	7.500		08/26/26	410,312
Republic of Colombia (NR/NR)
	2,188,100,000	5.750		11/03/27	379,365
	1,359,500,000	7.000		03/26/31	224,592
	4,368,300,000	9.250		05/28/42	741,045

					1,755,314

Czech Republic – 5.6%
Czech Republic Government Bond (NR/Aa3)
CZK	12,550,000	1.250		02/14/25	538,365
	11,600,000	2.400		09/17/25	501,156
	15,940,000	0.250		02/10/27	616,742
	5,250,000	2.750		07/23/29	216,241
	15,380,000	0.050		11/29/29	522,027
	22,280,000	1.750		06/23/32	811,268
	2,600,000	1.500		04/24/40	75,399

					3,281,198

Dominican Republic(b) – 0.3%
Dominican Republic (NR/NR)
DOP	2,770,000	8.000		01/15/27	42,720
	1,490,000	8.000		02/12/27	22,911
Dominican Republic Central Bank Notes (NR/NR)
	5,050,000	13.000		01/30/26	91,517

					157,148

Hungary – 3.2%
Hungary Government Bond (BBB-/Baa2)
HUF	204,150,000	2.500		10/24/24	502,902
Hungary Government Bond (BBB-/NR)
	15,500,000	3.000		06/26/24	39,397

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Hungary (continued)
HUF	30,510,000	3.000%		10/27/27	$66,247
	35,550,000	6.750		10/22/28	90,125
Hungary Government Bond (NR/Baa2)
	144,150,000	1.000		11/26/25	322,964
	115,950,000	3.000		08/21/30	233,071
Hungary Government Bond (NR/NR)
	59,100,000	2.750		12/22/26	131,027
	240,010,000	4.750		11/24/32	519,424

					1,905,157

Indonesia – 8.2%
Indonesia Treasury Bond (NR/Baa2)
IDR	23,000,000,000	7.000		05/15/27	1,565,847
Indonesia Treasury Bond (NR/NR)
	4,944,000,000	8.250		05/15/29	357,976
	1,914,000,000	6.500		02/15/31	126,804
	10,127,000,000	6.375		04/15/32	661,198
	26,758,000,000	7.500		06/15/35	1,860,800
	1,186,000,000	6.375		07/15/37	76,536
	2,196,000,000	7.500		04/15/40	152,655
	545,000,000	7.125		06/15/43	36,712

					4,838,528

Mexico – 4.5%
United Mexican States (BBB+/Baa2)
MXN	7,655,100	7.750		05/29/31	398,120
	4,826,400	10.000		11/20/36	292,769
	22,969,000	8.500		11/18/38	1,218,794
	15,705,700	7.750		11/13/42	762,134

					2,671,817

Peru–3.2%
Republic of Peru (BBB/Baa1)
	$20,000	3.230	(c)(d)	07/28/21	11,904
Republic of Peru (BBB+/Baa1)
PEN	1,072,000	6.350		08/12/28	277,655
	4,460,000	5.940		02/12/29	1,119,993
	1,986,000	6.900		08/12/37	494,482
	10,000	5.350		08/12/40	2,081

					1,906,115

Poland–5.7%
Republic of Poland (A/A2)
PLN	1,850,000	0.250		10/25/26	352,925
	4,255,000	2.500		07/25/27	862,277
	950,000	2.750		04/25/28	190,244
	2,075,000	1.250		10/25/30	346,027
Republic of Poland (A/NR)
	2,070,000	2.750		10/25/29	397,868
Republic of Poland (NR/A2)
	1,225,000	1.750		04/25/32	201,361
Republic of Poland (NR/NR)
	4,645,000	0.750		04/25/25	968,181

					3,318,883

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (continued)

Romania – 5.4%
Republic of Romania (NR/NR)
RON	2,850,000	6.700%	02/25/32	$598,104
Romania Government Bond (NR/NR)
	1,900,000	4.400	09/25/23	412,400
	1,175,000	4.500	06/17/24	251,630
	3,400,000	4.750	02/24/25	718,990
	1,600,000	5.800	07/26/27	333,193
	2,650,000	5.000	02/12/29	519,934
	600,000	3.650	09/24/31	100,794
	1,500,000	4.250	04/28/36	240,232

				3,175,277

Russia(e)(f) – 0.2%
Russian Federation Bond (NR/NR)
RUB	21,300,000	6.500	02/28/24	13,715
	41,225,000	4.500	07/16/25	26,545
	1,750,000	7.950	10/07/26	1,127
	155,000	6.000	10/06/27	100
	23,825,000	7.050	01/19/28	15,341
	24,205,000	6.700	03/14/29	15,586
	23,220,000	7.250	05/10/34	14,952
	27,620,000	7.700	03/16/39	17,785

				105,151

South Africa – 10.1%
Republic of South Africa (BB/Ba2)
ZAR	19,515,000	10.500	12/21/26	1,166,989
	23,720,000	8.000	01/31/30	1,213,105
	7,405,000	7.000	02/28/31	343,819
	13,375,000	8.875	02/28/35	643,408
	47,935,000	8.500	01/31/37	2,164,838
	9,384,300	8.750	01/31/44	407,960
	5,000	8.750	02/28/48	215

				5,940,334

Thailand – 7.6%
Thailand Government Bond (NR/Baa1)
THB	18,225,726	1.250	03/12/28	518,671
	31,370,000	3.775	06/25/32	1,022,885
Thailand Government Bond (NR/NR)
	30,230,000	1.000	06/17/27	850,067
	10,720,000	2.875	12/17/28	326,624
	15,830,000	1.585	12/17/35	412,878
	39,980,000	3.300	06/17/38	1,240,423
	2,080,000	3.450	06/17/43	65,751
	1,220,000	3.600	06/17/67	36,478

				4,473,777

Uruguay – 0.1%
Republic of Uruguay (BBB/NR)
UYU	1,215,070	3.875	07/02/40	33,204

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $45,664,126)				$43,407,340

Principal Amount		Interest Rate	Maturity Date	Value

Structured Notes – 2.4%

United States – 2.4%
Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000%	07/25/24	$901,022
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
IDR	7,753,000,000	6.500 (b)	02/15/31	513,643

TOTAL STRUCTURED NOTES (Cost $3,107,955)				$1,414,665

Corporate Obligations(f) – 0.7%

Venezuela – 0.7%
Petroleos de Venezuela SA (NR/NR)
	$9,280,000	0.000%	10/28/22	$371,200

(Cost $3,130,961)

Foreign Debt Obligations – 0.2%

Free Of Tax – 0.2%
European Investment Bank (AAA/Aaa)
EGP	3,800,000	8.500%	08/24/23	$110,783
European Investment Bank (NR/Aaa)
	900,000	8.000	08/16/23	25,197

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $133,193)				$135,980

U.S. Treasury Obligations(g) – 0.2%

United States Treasury Bonds
	$120,000	3.250%	05/15/42	$110,719

(Cost $117,146)

Shares		Dividend Rate		Value

Investment Company(h) – 14.2%

Goldman Sachs Financial Square Government Fund - Institutional Shares
	8,328,316	4.725%		$8,328,316
(Cost $8,328,316)

TOTAL INVESTMENTS – 91.6% (Cost $60,481,697)				$53,768,220

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.4%				4,952,076

NET ASSETS – 100.0%				$58,720,296

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Actual maturity date is July 28, 2121.

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(f)	Security is currently in default and/or non-income producing.

(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	1,937,890	USD	1,287,603	04/03/23	$7,921
	AUD	818,793	USD	541,992	04/11/23	5,546
	AUD	642,881	USD	423,594	04/14/23	6,355
	AUD	82,776	USD	55,185	04/28/23	202
	AUD	182,097	USD	120,328	06/21/23	1,764
	BRL	59,541,468	USD	11,547,862	04/04/23	193,189
	BRL	95,786	USD	18,415	04/10/23	455
	BRL	1,844,429	USD	346,762	04/28/23	15,428
	BRL	268,481	USD	52,654	05/03/23	17
	CAD	1,994,267	USD	1,464,842	06/21/23	12,747
	CHF	338,580	EUR	340,123	04/24/23	1,651
	CHF	699,018	EUR	705,117	06/21/23	2,556
	CHF	745,442	USD	798,746	04/03/23	16,250
	CHF	111,797	USD	122,922	06/21/23	359
	CLP	406,518,717	USD	503,496	04/03/23	7,699
	CNH	42,054,129	USD	6,104,617	06/21/23	55,323
	CZK	1,626,028	EUR	68,200	04/11/23	1,088
	CZK	35,712,751	EUR	1,504,911	04/24/23	13,943
	EUR	112,910	AUD	180,340	06/21/23	2,109
	EUR	25,020	SEK	280,098	04/11/23	147
	EUR	949,128	SEK	10,616,344	04/24/23	6,449
	EUR	372,393	SEK	4,176,114	06/21/23	1,655
	EUR	101,510	USD	109,653	04/11/23	502
	EUR	1,679,622	USD	1,789,251	04/13/23	33,611
	EUR	233,070	USD	250,389	04/21/23	2,671
	EUR	170,565	USD	184,203	04/27/23	1,054
	EUR	1,565,462	USD	1,678,216	06/21/23	27,455
	GBP	249,971	USD	298,587	04/06/23	9,816
	GBP	298,975	USD	367,740	04/13/23	1,176
	GBP	133,209	USD	163,345	04/21/23	1,052
	GBP	52,000	USD	63,492	04/28/23	693
	GBP	21,766	USD	25,836	06/21/23	1,058
	IDR	2,640,381,063	USD	170,226	06/15/23	6,206
	ILS	1,088,461	USD	301,222	04/10/23	1,519
	JPY	42,527,973	USD	319,183	04/18/23	2,036
	JPY	52,312,874	USD	386,020	04/20/23	9,241
	JPY	22,386,729	USD	167,708	04/27/23	1,640

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	JPY	13,621,409	USD	103,408	06/20/23	$418
	JPY	31,336,608	USD	233,697	06/21/23	5,195
	KRW	2,334,484,471	USD	1,783,452	04/03/23	7,279
	KRW	135,599,910	USD	103,929	04/28/23	36
	MXN	15,017,648	USD	818,978	06/21/23	1,105
	MXN	52,622,919	USD	2,543,185	09/20/23	279,524
	NOK	7,153,774	USD	670,033	04/11/23	13,594
	NOK	1,558,859	USD	148,120	04/24/23	938
	NOK	5,445,319	USD	519,631	06/20/23	2,384
	NZD	1,907,228	AUD	1,779,888	04/24/23	1,854
	NZD	843,339	AUD	779,040	06/21/23	4,990
	NZD	425,807	USD	260,296	04/11/23	5,973
	NZD	360,450	USD	220,704	04/13/23	4,696
	NZD	1,256,829	USD	778,720	04/17/23	7,207
	NZD	37,064	USD	22,494	04/27/23	683
	NZD	393,475	USD	244,232	06/21/23	1,798
	PHP	4,487,263	USD	81,234	05/15/23	1,403
	PLN	3,598,120	USD	763,795	06/21/23	65,552
	PLN	2,616,565	USD	550,291	09/20/23	49,383
	PLN	920,989	USD	207,374	12/20/23	2,364
	SEK	3,765,420	EUR	333,769	04/24/23	828
	SEK	4,173,449	EUR	368,749	06/21/23	2,057
	SEK	1,402,830	USD	132,364	04/06/23	2,841
	SEK	5,563,717	USD	517,892	04/14/23	18,588
	SEK	1,470,189	USD	140,201	04/20/23	1,611
	SEK	501,918	USD	47,920	04/24/23	504
	SGD	1,360,729	USD	1,017,887	04/24/23	5,373
	SGD	1,246,838	USD	928,373	06/21/23	11,045
	THB	51,396,110	USD	1,502,160	06/21/23	13,437
	TWD	3,126,786	USD	102,238	04/06/23	174
	USD	508,595	AUD	752,123	04/03/23	5,784
	USD	59,141	AUD	87,103	04/11/23	894
	USD	221,875	AUD	329,834	04/14/23	1,287
	USD	99,606	AUD	148,271	04/27/23	398
	USD	272,070	AUD	405,712	04/28/23	601
	USD	36,554	CHF	33,266	04/03/23	185
	USD	515,024	CLP	406,518,717	04/03/23	3,829
	USD	664,534	EUR	611,354	04/13/23	1,043
	USD	72,776	EUR	66,749	04/27/23	278
	USD	46,732	GBP	37,845	04/13/23	34
	USD	123,549	GBP	99,720	06/21/23	336
	USD	205,713	ILS	729,304	04/10/23	2,866
	USD	175,618	ILS	627,724	06/21/23	478
	USD	15,199	JPY	1,884,980	04/18/23	962
	USD	534,380	JPY	68,024,098	04/20/23	20,411
	USD	189,553	JPY	24,630,436	04/27/23	3,231
	USD	11,375	JPY	1,488,437	05/31/23	64
	USD	295,452	JPY	38,406,965	06/20/23	2,704
	USD	120,534	JPY	15,588,205	06/21/23	1,699
	USD	292,587	KRW	380,752,714	04/03/23	519
	USD	24,813	KRW	32,174,235	04/27/23	147

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	132,289	KRW	171,830,558	04/28/23	$546
	USD	169,226	KRW	219,702,835	06/22/23	225
	USD	40,516	NOK	418,698	04/11/23	504
	USD	52,018	NOK	541,693	04/28/23	211
	USD	78,554	NZD	125,174	04/11/23	279
	USD	161,346	NZD	257,179	04/17/23	524
	USD	139,452	NZD	222,385	04/27/23	390
	USD	271,164	SEK	2,794,682	06/21/23	744
	USD	731,024	SGD	969,575	04/24/23	1,909
	USD	224,599	TRY	4,646,400	06/21/23	12,731
	USD	547,757	TWD	16,701,246	04/06/23	740
	USD	204,969	TWD	6,236,460	04/21/23	445
	USD	197,551	TWD	5,999,624	05/08/23	377
	USD	192,400	TWD	5,781,620	06/12/23	1,587
	ZAR	11,267,840	USD	617,826	04/11/23	14,413
	ZAR	10,343,015	USD	553,486	06/21/23	23,241

TOTAL						$1,072,033

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Barclays Bank PLC	MYR	26,261,202	USD	5,998,858	04/06/23	$(37,468)
JPMorgan Securities, Inc.	AUD	1,056,238	NZD	1,135,854	04/24/23	(3,631)
	AUD	1,338,074	NZD	1,438,543	06/21/23	(2,340)
	AUD	592,507	USD	398,265	04/03/23	(2,161)
	AUD	73,686	USD	49,397	04/11/23	(122)
	AUD	369,472	USD	249,257	04/14/23	(2,159)
	AUD	274,107	USD	183,693	04/24/23	(309)
	AUD	77,843	USD	52,272	04/27/23	(187)
	AUD	1,424,276	USD	956,050	04/28/23	(3,040)
	AUD	492,367	USD	332,068	06/21/23	(1,949)
	CHF	852,422	EUR	865,665	04/24/23	(6,006)
	CHF	507,939	EUR	518,609	06/21/23	(4,938)
	CHF	94,668	USD	103,783	04/27/23	(14)
	CHF	109,448	USD	121,160	06/21/23	(469)
	CLP	407,108,113	USD	515,771	04/03/23	(3,835)
	CLP	98,192,334	USD	123,762	06/29/23	(1,457)
	COP	1,882,050,883	USD	403,683	04/19/23	(1,053)
	EUR	1,547,319	CHF	1,538,333	04/24/23	(5,355)
	EUR	239,299	CHF	237,326	06/21/23	(975)
	EUR	225,540	CNH	1,683,073	06/21/23	(792)
	EUR	1,490,493	CZK	35,578,131	04/24/23	(23,385)
	EUR	262,570	CZK	6,272,164	06/21/23	(2,547)
	EUR	227,942	JPY	32,687,870	06/21/23	(837)
	EUR	81,360	SEK	917,602	04/24/23	(177)
	EUR	107,722	SEK	1,213,423	06/21/23	(44)
	EUR	322,212	USD	351,207	04/13/23	(1,517)
	EUR	58,698	USD	64,073	04/27/23	(319)

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	EUR	234,118	USD	256,172	06/21/23	$(1,085)
	GBP	28,523	USD	35,330	04/28/23	(124)
	HUF	46,627,263	EUR	119,157	06/21/23	(128)
	ILS	355,944	USD	99,183	04/10/23	(182)
	ILS	501,895	USD	140,124	06/21/23	(90)
	JPY	32,458,206	EUR	227,857	06/21/23	(821)
	JPY	8,726,813	USD	66,062	04/06/23	(280)
	JPY	12,991,962	USD	101,464	04/20/23	(3,301)
	JPY	17,064,011	USD	131,229	04/27/23	(2,145)
	JPY	6,916,903	USD	53,084	05/31/23	(518)
	JPY	22,788,367	USD	175,056	06/20/23	(1,356)
	JPY	15,665,347	USD	120,534	06/21/23	(1,110)
	KRW	236,650,203	USD	181,920	04/03/23	(390)
	KRW	137,420,360	USD	105,414	04/20/23	(108)
	KRW	34,150,522	USD	26,686	04/27/23	(505)
	KRW	167,664,001	USD	129,249	04/28/23	(698)
	KRW	157,568,767	USD	122,073	06/21/23	(874)
	NOK	767,612	USD	73,660	04/11/23	(306)
	NOK	3,075,272	USD	295,140	04/13/23	(1,234)
	NOK	1,073,305	USD	103,684	04/24/23	(1,055)
	NOK	271,766	USD	26,009	04/28/23	(18)
	NOK	510,275	USD	49,243	06/21/23	(323)
	NZD	194,593	EUR	112,968	06/21/23	(1,412)
	NZD	184,993	USD	116,006	04/17/23	(325)
	NZD	237,211	USD	148,450	04/27/23	(115)
	NZD	183,388	USD	115,048	06/21/23	(380)
	SEK	5,728,554	EUR	513,515	04/24/23	(4,967)
	SEK	3,549,789	EUR	316,865	06/21/23	(1,758)
	SEK	1,881,625	USD	181,624	04/13/23	(199)
	SEK	2,326,707	USD	225,426	04/24/23	(946)
	SEK	1,829,589	USD	177,024	04/28/23	(466)
	SGD	637,112	USD	480,977	04/24/23	(1,871)
	TRY	12,152,097	USD	602,161	06/21/23	(48,046)
	TRY	5,633,640	USD	261,154	09/20/23	(25,367)
	TWD	16,924,198	USD	555,249	04/06/23	(930)
	TWD	6,383,769	USD	210,842	04/21/23	(1,487)
	TWD	11,462,142	USD	378,914	06/12/23	(624)
	USD	1,176,286	AUD	1,783,999	04/03/23	(16,358)
	USD	232,678	AUD	349,773	04/11/23	(1,220)
	USD	196,973	AUD	295,578	04/14/23	(705)
	USD	1,007,851	AUD	1,510,026	04/28/23	(2,535)
	USD	694,022	AUD	1,043,791	06/21/23	(5,814)
	USD	11,565,809	BRL	59,541,468	04/04/23	(175,245)
	USD	355,780	BRL	1,886,702	04/10/23	(15,908)
	USD	49,176	BRL	258,061	04/28/23	(1,500)
	USD	4,983,250	BRL	26,238,304	05/03/23	(164,201)
	USD	844,006	CAD	1,149,697	06/21/23	(7,827)
	USD	767,243	CHF	711,694	04/03/23	(10,858)
	USD	303,426	CHF	278,099	04/27/23	(1,409)
	USD	484,494	CHF	444,038	06/21/23	(5,160)
	USD	478,276	CLP	407,108,113	04/03/23	(33,659)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	USD	383,753	CLP	313,055,601	06/29/23	$(6,180)
	USD	616,055	CNH	4,211,273	06/21/23	(798)
	USD	1,031,392	COP	4,905,829,918	04/19/23	(18,120)
	USD	45,051	CZK	1,006,423	06/21/23	(1,263)
	USD	1,864,151	EUR	1,742,995	04/13/23	(27,488)
	USD	254,233	EUR	235,257	04/27/23	(1,288)
	USD	548,972	EUR	514,698	06/21/23	(11,824)
	USD	381,504	GBP	316,210	04/06/23	(8,621)
	USD	197,348	GBP	162,231	04/21/23	(2,866)
	USD	209,346	GBP	170,912	04/28/23	(1,614)
	USD	210,098	HUF	78,082,725	06/21/23	(7,101)
	USD	162,348	ILS	587,815	04/10/23	(1,145)
	USD	402,979	JPY	53,764,700	04/06/23	(2,298)
	USD	261,875	JPY	34,921,908	04/27/23	(2,299)
	USD	1,674,263	KRW	2,190,381,960	04/03/23	(5,929)
	USD	103,252	KRW	135,092,603	04/20/23	(271)
	USD	84,879	MXN	1,558,738	05/25/23	(678)
	USD	359,439	MXN	6,818,234	06/21/23	(12,891)
	USD	839,517	NOK	8,909,898	04/11/23	(11,927)
	USD	259,210	NOK	2,736,748	04/24/23	(2,477)
	USD	866,157	NOK	9,178,998	06/20/23	(13,786)
	USD	178,621	NOK	1,887,913	06/21/23	(2,371)
	USD	267,055	NZD	432,765	04/11/23	(3,565)
	USD	104,400	NZD	169,191	04/13/23	(1,400)
	USD	830,184	NZD	1,335,831	04/17/23	(5,147)
	USD	181,930	NZD	292,777	04/24/23	(1,151)
	USD	1,068,294	NZD	1,745,609	06/21/23	(23,191)
	USD	499,709	PEN	1,895,246	06/09/23	(1,626)
	USD	49,767	PLN	214,929	04/05/23	(12)
	USD	873,444	PLN	3,890,794	06/21/23	(23,363)
	USD	1,042,385	RON	4,868,065	06/21/23	(21,298)
	USD	1,041,999	SEK	11,196,825	04/06/23	(37,163)
	USD	73,879	SEK	787,300	04/14/23	(2,036)
	USD	103,306	SEK	1,084,976	04/20/23	(1,349)
	USD	177,001	SEK	1,843,351	04/24/23	(845)
	USD	133,760	SEK	1,387,718	04/28/23	(157)
	USD	383,569	SEK	4,081,372	06/21/23	(11,354)
	USD	475,048	SGD	635,990	04/24/23	(3,213)
	USD	480,790	SGD	641,546	06/21/23	(2,577)
	USD	109,540	TWD	3,349,738	04/06/23	(173)
	USD	36,940	TWD	1,130,719	04/14/23	(110)
	USD	794,287	ZAR	14,518,064	04/11/23	(20,319)
	USD	912,373	ZAR	17,045,769	06/21/23	(38,100)
	ZAR	1,836,305	USD	103,124	04/11/23	(89)
MS & Co. Int. PLC	MYR	26,261,202	USD	6,001,669	07/03/23	(6,326)
	USD	5,959,421	MYR	26,261,202	04/06/23	(1,969)

TOTAL						$(1,004,797)

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	25	06/21/23	$2,997,422	$ 83,817
5 Year U.S. Treasury Notes	1	06/30/23	109,508	205

Total				$ 84,022

Short position contracts:
20 Year U.S. Treasury Bonds	(17)	06/21/23	(2,229,656)	(84,423)
30 Day Federal Funds	(3)	09/29/23	(1,190,533)	791
Ultra Long U.S. Treasury Bonds	(2)	06/21/23	(282,250)	(321)

Total				$(83,953)

TOTAL FUTURES CONTRACTS				$ 69

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)(b)	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M KLIBOR	3.000	BofA Securities LLC	12/15/31	MYR3,400	$(50,722)	$ (3,939)	$(46,783)
3M KLIBOR	4.000	BofA Securities LLC	06/15/32	900	2,328	(1,401)	3,729
3M KLIBOR	2.131	Citibank NA	02/02/26	2,240	(21,593)	—	(21,593)
3M KLIBOR	3.250	Citibank NA	12/15/31	1,460	(15,286)	(4,530)	(10,756)
3M KLIBOR	3.735	Citibank NA	07/14/32	620	(1,501)	—	(1,501)
3M KLIBOR	3.750	Citibank NA	12/21/32	7,020	(19,036)	(21,380)	2,344
3M KLIBOR	3.750	Citibank NA	12/21/32	1,360	(3,688)	(18,523)	14,835
3M KLIBOR	3.750	JPMorgan Securities, Inc.	12/21/32	810	(2,197)	(1,737)	(460)
3M KLIBOR	3.750	JPMorgan Securities, Inc.	12/21/32	640	(1,736)	(9,782)	8,046
3M KLIBOR	3.605	MS & Co. Int. PLC	03/06/24	1,650	(170)	—	(170)
3M KLIBOR	3.330	MS & Co. Int. PLC	05/31/24	2,610	(2,225)	—	(2,225)
3M KLIBOR	2.000	MS & Co. Int. PLC	06/16/26	1,030	(11,705)	(5,855)	(5,850)
3M KLIBOR	3.680	MS & Co. Int. PLC	07/12/32	610	(2,120)	—	(2,120)

TOTAL					$(129,651)	$(67,147)	$(62,504)

(a)	Payments made quarterly.

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Average(b)	12.300%(b)	01/02/24	BRL	3,530	$(2,517)	$(11,347)	$ 8,830
1M BID Average(b)	12.795(b)	01/02/24		7,110	(8,160)	(999)	(7,161)
1M BID Average(b)	13.950(b)	01/02/24		1,880	2,000	(6,439)	8,439

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12.185%(b)	1M BID Average(b)	01/02/24	BRL	1,050	$1,546	$—	$ 1,546
11.905(b)	1M BID Average(b)	01/02/24		775	1,953	—	1,953
6M WIBOR(c)	7.500%(d)	12/21/24	PLN	1,375	4,942	5,825	(883)
1M BID Average(b)	12.060(b)	01/02/25	BRL	3,860	(6,009)	(7,006)	997
1M BID Average(b)	12.063(b)	01/02/25		10,200	984	—	984
13.300(b)	1M BID Average(b)	01/02/25		6,360	(20,094)	(42)	(20,052)
12.713(b)	1M BID Average(b)	01/02/25		4,370	(6,899)	(595)	(6,304)
Mexico Interbank TIIE
28 Days(b)	10.500(b)	06/18/25	MXN	53,265	47,177	14,379	32,798
11.000(e)	12M PIBR(e)	06/21/25	COP	9,615,730	(52,000)	(8,288)	(43,712)
3M THBSR(e)	2.000(e)	06/21/25	THB	23,190	(135)	(3,209)	3,074
3M LIBOR(d)	3.500(d)	06/21/25		$2,630	(17,032)	(6,672)	(10,360)
2.750(e)	3M CNRR(e)	06/21/25	CNY	29,770	(18,955)	(4,445)	(14,510)
3.250(e)	3M HIBOR(e)	06/21/25	HKD	20,850	26,171	3,206	22,965
4(d)	3M TELBOR(e)	06/21/25	ILS	6,775	(13,552)	5,000	(18,552)
2.500(d)	6M EURO(c)	06/21/25	EUR	300	5,550	7,222	(1,672)
1M BID Average(b)	12.915(b)	01/02/26	BRL	4,810	17,292	—	17,292
1M BID Average(b)	11.230(b)	01/04/27		1,910	(8,974)	(15,139)	6,165
1M BID Average(b)	12.500(b)	01/04/27		1,300	3,204	1	3,203
1M BID Average(b)	13.030(b)	01/04/27		1,640	7,628	—	7,628
Mexico Interbank TIIE
28 Days(b)	8.700(b)	12/15/27	MXN	24,825	3,332	(21,490)	24,822
3M THOR(e)	2.250(e)	12/21/27	THB	5,150	542	30	512
6.500(c)	12M MIBOR(c)	06/21/28	INR	116,130	(12,509)	9,134	(21,643)
3M THOR(e)	2.250(e)	06/21/28	THB	83,620	2,403	(4,241)	6,644
6M EURO(c)	2.500(d)	06/21/28	EUR	140	(3,597)	(4,734)	1,137
1M CNRR(e)	3.000(e)	06/21/28	CNY	33,060	34,944	(621)	35,565
3M KWCDC(e)	3.500(e)	06/21/28	KRW	2,891,920	38,673	(20,626)	59,299
6M PIBR(c)	4.500(d)	06/21/28	CZK	29,110	(12,919)	329	(13,248)
2.500(d)	6M EURO(c)	06/21/30	EUR	110	3,386	4,401	(1,015)
8.500(b)	Mexico Interbank TIIE 28 Days(b)	06/08/33	MXN	16,075	(13,370)	(3,998)	(9,372)
9.500(e)	12M PIBR(e)	06/21/33	COP	549,675	(7,188)	906	(8,094)
3M KWCDC(e)	3.500(e)	06/21/33	KRW	1,046,670	28,647	2,408	26,239
3.000(d)	3M LIBOR(d)	06/21/33		$520	6,172	14,652	(8,480)
4(d)	3M TELBOR(e)	06/21/33	ILS	3,550	(23,563)	9,795	(33,358)
6M PRIBO(c)	4.750(d)	06/21/33	CZK	7,505	10,429	637	9,792
6M WIBOR(c)	6.000(d)	06/21/33	PLN	4,350	45,274	13,143	32,131
2.500(d)	6M EURO(c)	06/21/33	EUR	180	7,495	9,513	(2,018)
3M JIBAR(e)	9.250(e)	06/21/33	ZAR	15,325	7,526	(6,517)	14,043
5.500(c)	6M CLICP(c)	06/22/33	CLP	456,525	(24,354)	(560)	(23,794)
2.500(d)	6M EURO(c)	06/21/38	EUR	120	7,090	8,356	(1,266)

TOTAL					$62,533	$(18,031)	$ 80,564

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

(b)	Payments made at monthly.

(c)	Payments made semi-annually.

(d)	Payments made annually.

(e)	Payments made quarterly.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put NOK	Barclays Bank PLC	10.712%	04/26/2023	983,000	$983,000	$6,586	$ 9,299	$ (2,713)
Call USD/Put SEK	Barclays Bank PLC	10.710	04/04/2023	1,934,000	1,934,000	186	13,828	(13,642)
Call EUR/Put USD	BNP Paribas SA	1.101	04/20/2023	1,367,000	1,367,000	6,691	7,317	(626)
Call USD/Put ZAR	BNP Paribas SA	18.765	04/05/2023	1,934,000	1,934,000	182	17,201	(17,019)
Call EUR/Put USD	BofA Securities LLC	1.105	04/25/2023	1,805,000	1,805,000	4,792	9,178	(4,386)
Call USD/Put JPY	BofA Securities LLC	134.000	04/04/2023	1,938,000	1,938,000	2,392	9,041	(6,649)
Call USD/Put TWD	BofA Securities LLC	30.850	04/19/2023	1,924,000	1,924,000	5,362	8,465	(3,103)
Call USD/Put ILS	Citibank NA	3.705	04/06/2023	966,000	966,000	753	6,067	(5,314)
Call USD/Put KRW	Citibank NA	1,332.900	04/18/2023	959,000	959,000	3,693	6,478	(2,785)
Call USD/Put NOK	Citibank NA	10.660	04/04/2023	1,934,000	1,934,000	2,066	13,867	(11,801)
Call USD/Put NOK	Citibank NA	10.508	04/11/2023	489,000	489,000	4,171	4,081	90
Call USD/Put SEK	Citibank NA	10.424	04/11/2023	489,000	489,000	3,217	3,665	(448)
Call USD/Put SEK	Citibank NA	10.742	04/18/2023	959,000	959,000	2,000	8,401	(6,401)
Call USD/Put SEK	Citibank NA	10.709	04/20/2023	1,927,000	1,927,000	5,276	16,180	(10,904)
Call USD/Put KRW	Deutsche Bank AG	1,339.350	04/18/2023	479,000	479,000	1,441	2,924	(1,483)
Call USD/Put NOK	Deutsche Bank AG	10.925	04/04/2023	1,929,000	1,929,000	102	11,634	(11,532)
Call USD/Put JPY	HSBC Bank PLC	134.850	04/14/2023	990,000	990,000	4,476	4,476	—
Call USD/Put NOK	HSBC Bank PLC	10.857	04/20/2023	1,938,000	1,938,000	6,070	16,672	(10,602)
Call USD/Put JPY	JPMorgan Securities, Inc.	136.700	06/16/2023	288,000	288,000	1,891	1,710	181
Call USD/Put KRW	JPMorgan Securities, Inc.	1,303.300	04/25/2023	974,000	974,000	12,256	6,864	5,392
Call USD/Put KRW	JPMorgan Securities, Inc.	1,318.100	04/26/2023	983,000	983,000	8,025	6,918	1,107
Call EUR/Put USD	MS & Co. Int. PLC	1.090	04/11/2023	907,000	907,000	4,080	4,444	(364)
Call USD/Put NOK	MS & Co. Int. PLC	10.860	04/04/2023	972,000	972,000	110	7,460	(7,350)
Call USD/Put SEK	MS & Co. Int. PLC	10.593	04/26/2023	983,000	983,000	5,571	8,222	(2,651)
Call USD/Put BRL	UBS AG (London)	5.340	04/05/2023	967,000	967,000	178	8,645	(8,467)
Call USD/Put BRL	UBS AG (London)	5.386	04/26/2023	983,000	983,000	3,366	14,863	(11,497)
Call USD/Put SEK	UBS AG (London)	10.980	04/12/2023	1,928,000	1,928,000	496	16,369	(15,873)

				33,929,000	$33,929,000	$95,429	$ 244,269	$(148,840)

Puts
Put NZD/Call USD	Barclays Bank PLC	0.597	04/11/2023	1,577,000	1,577,000	266	5,784	(5,518)
Put AUD/Call USD	BNP Paribas SA	0.652	04/26/2023	2,954,000	2,954,000	7,458	13,102	(5,644)
Put GBP/Call USD	BNP Paribas SA	1.179	04/04/2023	1,611,000	1,611,000	2	10,489	(10,487)
Put GBP/Call USD	BNP Paribas SA	1.195	04/19/2023	1,588,000	1,588,000	1,614	11,821	(10,207)
Put GBP/Call USD	BNP Paribas SA	1.202	04/26/2023	1,595,000	1,595,000	3,697	11,916	(8,219)
Put NZD/Call USD	BNP Paribas SA	0.601	04/05/2023	1,572,000	1,572,000	37	6,986	(6,949)
Put USD/Call JPY	BNP Paribas SA	126.900	05/29/2023	1,971,000	1,971,000	15,328	19,039	(3,711)
Put NZD/Call USD	Deutsche Bank AG	0.609	04/13/2023	3,114,000	3,114,000	3,267	12,309	(9,042)
Put USD/Call JPY	Deutsche Bank AG	130.250	04/25/2023	1,925,000	1,925,000	14,303	16,911	(2,608)
Put AUD/Call USD	JPMorgan Securities, Inc.	0.645	04/05/2023	2,886,000	2,886,000	122	10,370	(10,248)
Put EUR/Call USD	JPMorgan Securities, Inc.	1.040	04/11/2023	1,371,000	1,371,000	65	6,056	(5,991)
Put USD/Call JPY	JPMorgan Securities, Inc.	125.250	04/18/2023	996,000	996,000	695	18,157	(17,462)

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put AUD/Call USD	MS & Co. Int. PLC	0.641%	04/12/2023	2,915,000	$2,915,000	$793	$ 12,668	$ (11,875)
Put AUD/Call USD	MS & Co. Int. PLC	0.659	04/25/2023	2,914,000	2,914,000	11,863	14,057	(2,194)
Put NZD/Call USD	MS & Co. Int. PLC	0.615	04/25/2023	3,132,000	3,132,000	11,218	14,283	(3,065)
Put GBP/Call USD	UBS AG (London)	1.225	04/11/2023	797,000	797,000	3,258	4,984	(1,726)
Put USD/Call CHF	UBS AG (London)	0.905	04/25/2023	1,948,000	1,948,000	6,422	9,291	(2,869)

				34,866,000	$34,866,000	$80,408	$ 198,223	$(117,815)

Total purchased option contracts				68,795,000	$68,795,000	$175,837	$ 442,492	$(266,655)

Written option contracts
Calls
Call AUD/Put NZD	Barclays Bank PLC	1.078	04/05/2023	(541,000)	(541,000)	(372)	(2,572)	2,200
Call EUR/Put SEK	Barclays Bank PLC	11.155	04/13/2023	(339,000)	(339,000)	(4,314)	(3,668)	(646)
Call USD/Put NOK	Barclays Bank PLC	10.435	04/26/2023	(491,000)	(491,000)	(7,943)	(9,221)	1,278
Call USD/Put SEK	Barclays Bank PLC	10.468	04/04/2023	(967,000)	(967,000)	(1,962)	(14,640)	12,678
Call EUR/Put CHF	BNP Paribas SA	0.982	04/13/2023	(339,000)	(339,000)	(4,183)	(2,430)	(1,753)
Call EUR/Put USD	BNP Paribas SA	1.090	04/11/2023	(907,000)	(907,000)	(6,807)	(6,765)	(42)
Call USD/Put ZAR	BNP Paribas SA	18.244	04/05/2023	(967,000)	(967,000)	(995)	(18,153)	17,158
Call EUR/Put USD	BofA Securities LLC	1.091	04/25/2023	(903,000)	(903,000)	(6,513)	(9,653)	3,140
Call USD/Put JPY	BofA Securities LLC	132.100	04/04/2023	(969,000)	(969,000)	(6,941)	(10,276)	3,335
Call USD/Put JPY	BofA Securities LLC	136.700	06/16/2023	(288,000)	(288,000)	(1,891)	(2,849)	958
Call USD/Put TWD	BofA Securities LLC	30.450	04/19/2023	(962,000)	(962,000)	(7,036)	(8,658)	1,622
Call AUD/Put NZD	Citibank NA	1.074	04/26/2023	(554,000)	(554,000)	(2,038)	(2,881)	843
Call EUR/Put CZK	Citibank NA	23.530	04/05/2023	(341,000)	(341,000)	(766)	(1,609)	843
Call USD/Put KRW	Citibank NA	1,303.000	04/18/2023	(479,000)	(479,000)	(5,467)	(6,866)	1,399
Call USD/Put NOK	Citibank NA	10.405	04/04/2023	(967,000)	(967,000)	(9,358)	(14,989)	5,631
Call USD/Put NOK	Citibank NA	10.860	04/04/2023	(972,000)	(972,000)	(110)	(4,259)	4,149
Call USD/Put NOK	Citibank NA	11.000	06/16/2023	(312,000)	(312,000)	(2,918)	(6,004)	3,086
Call USD/Put SEK	Citibank NA	10.487	04/18/2023	(479,000)	(479,000)	(3,219)	(8,249)	5,030
Call USD/Put SEK	Citibank NA	10.463	04/20/2023	(963,000)	(963,000)	(7,608)	(16,107)	8,499
Call USD/Put NOK	Deutsche Bank AG	10.660	04/04/2023	(1,934,000)	(1,934,000)	(2,066)	(26,848)	24,782
Call USD/Put JPY	HSBC Bank PLC	134.000	04/04/2023	(969,000)	(969,000)	(2,417)	(2,418)	1
Call USD/Put NOK	HSBC Bank PLC	10.570	04/20/2023	(969,000)	(969,000)	(8,950)	(17,355)	8,405
Call USD/Put KRW	JPMorgan Securities, Inc.	1,278.950	04/25/2023	(487,000)	(487,000)	(11,714)	(6,686)	(5,028)
Call USD/Put KRW	JPMorgan Securities, Inc.	1,292.600	04/26/2023	(491,000)	(491,000)	(8,432)	(6,745)	(1,687)
Call EUR/Put CHF	MS & Co. Int. PLC	0.991	04/05/2023	(342,000)	(342,000)	(1,300)	(2,331)	1,031
Call USD/Put SEK	MS & Co. Int. PLC	10.352	04/26/2023	(491,000)	(491,000)	(6,678)	(8,128)	1,450
Call USD/Put BRL	UBS AG (London)	5.202	04/05/2023	(483,000)	(483,000)	(730)	(8,766)	8,036
Call USD/Put BRL	UBS AG (London)	5.340	04/05/2023	(967,000)	(967,000)	(178)	(9,121)	8,943
Call USD/Put SEK	UBS AG (London)	10.710	04/04/2023	(1,934,000)	(1,934,000)	(186)	(30,867)	30,681
Call USD/Put SGD	UBS AG (London)	1.343	04/05/2023	(363,000)	(363,000)	(78)	(2,285)	2,207

				(22,170,000)	$(22,170,000)	$(123,170)	$(271,399)	$ 148,229

Puts
Put AUD/Call NZD	Barclays Bank PLC	1.078	04/05/2023	(541,000)	(541,000)	(3,342)	(2,411)	(931)
Put EUR/Call SEK	Barclays Bank PLC	11.155	04/13/2023	(339,000)	(339,000)	(885)	(3,105)	2,220
Put AUD/Call USD	BNP Paribas SA	0.666	04/26/2023	(1,477,000)	(1,477,000)	(9,884)	(14,015)	4,131
Put EUR/Call CHF	BNP Paribas SA	0.982	04/13/2023	(339,000)	(339,000)	(589)	(3,193)	2,604
Put GBP/Call USD	BNP Paribas SA	1.200	04/04/2023	(805,000)	(805,000)	(14)	(11,393)	11,379

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put GBP/Call USD	BNP Paribas SA	1.215%	04/19/2023	(794,000)	$(794,000)	$(2,776)	$ (11,845)	$ 9,069
Put GBP/Call USD	BNP Paribas SA	1.222	04/26/2023	(798,000)	(798,000)	(5,165)	(11,821)	6,656
Put USD/Call JPY	BNP Paribas SA	130.850	05/29/2023	(986,000)	(986,000)	(16,732)	(19,868)	3,136
Put AUD/Call NZD	Citibank NA	1.074	04/26/2023	(554,000)	(554,000)	(3,310)	(2,881)	(429)
Put EUR/Call CZK	Citibank NA	23.530	04/05/2023	(341,000)	(341,000)	(1,396)	(1,610)	214
Put NZD/Call USD	Deutsche Bank AG	0.622	04/13/2023	(1,557,000)	(1,557,000)	(6,681)	(13,726)	7,045
Put USD/Call JPY	Deutsche Bank AG	133.750	04/25/2023	(963,000)	(963,000)	(18,507)	(17,463)	(1,044)
Put AUD/Call USD	JPMorgan Securities, Inc.	0.645	04/05/2023	(2,886,000)	(2,886,000)	(122)	(1,622)	1,500
Put AUD/Call USD	MS & Co. Int. PLC	0.672	04/25/2023	(1,457,000)	(1,457,000)	(13,830)	(14,111)	281
Put EUR/Call CHF	MS & Co. Int. PLC	0.991	04/05/2023	(342,000)	(342,000)	(925)	(2,331)	1,406
Put NZD/Call USD	MS & Co. Int. PLC	0.627	04/25/2023	(1,566,000)	(1,566,000)	(13,065)	(14,215)	1,150
Put USD/Call CHF	UBS AG (London)	0.913	04/25/2023	(974,000)	(974,000)	(8,137)	(9,594)	1,457
Put USD/Call SGD	UBS AG (London)	1.343	04/05/2023	(363,000)	(363,000)	(3,371)	(2,283)	(1,088)

				(17,082,000)	$(17,082,000)	$(108,731)	$(157,487)	$ 48,756

Total written option contracts				(39,252,000)	$(39,252,000)	$(231,901)	$(428,886)	$ 196,985

TOTAL				29,543,000	$29,543,000	$(56,064)	$ 13,606	$ (69,670)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
DOP	—Dominican Republic Peso
EGP	—Egypt Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesia Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
RON	—Romania New Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thailand Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguay Peso
ZAR	—South African Rand

Investment Abbreviations:
NR	—Not Rated
WR	—Withdrawn Rating

Abbreviations:
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
HIBOR	—Hong Kong Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
MIBOR	—MIBOR - Mumbai Interbank Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
TELBOR	—Tel Aviv Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 121.5%

Collateralized Mortgage Obligations – 4.9%
Interest Only(a) – 0.9%
FHLMC REMIC Series 3852, Class SW (-1X 1M USD LIBOR + 6.000%)
$118,498	1.316	%(b)	05/15/41	$11,215
FHLMC REMIC Series 4314, Class SE (-1X 1M USD LIBOR + 6.050%)
112,885	1.366	(b)	03/15/44	11,965
FHLMC REMIC Series 4456, Class IO
63,855	4.500		10/15/44	12,488
FHLMC REMIC Series 4468, Class SY (-1X 1M USD LIBOR + 6.100%)
109,359	1.416	(b)	05/15/45	12,542
FHLMC REMIC Series 4583, Class ST (-1X 1M USD LIBOR + 6.000%)
492,560	1.316	(b)	05/15/46	57,048
FHLMC REMIC Series 4998, Class GI
564,882	4.000		08/25/50	110,423
FHLMC REMIC Series 5012, Class DI
174,234	4.000		09/25/50	33,242
FNMA REMIC Series 2007-36, Class SN (-1X 1M USD LIBOR +6.770%)
179,170	1.925	(b)	04/25/37	18,708
FNMA REMIC Series 2008-17, Class SI (-1X 1M USD LIBOR + 6.300%)
231,509	1.455	(b)	03/25/38	20,362
FNMA REMIC Series 2011-124, Class SC (-1X 1M USD LIBOR +6.550%)
92,688	1.705	(b)	12/25/41	10,904
FNMA REMIC Series 2012-88, Class SB (-1X 1M USD LIBOR +6.670%)
111,617	1.825	(b)	07/25/42	11,642
FNMA REMIC Series 2017-104, Class SB (-1X 1M USD LIBOR +6.150%)
334,182	1.305	(b)	01/25/48	38,765
FNMA REMIC Series 2018-8, Class SA (-1X 1M USD LIBOR + 6.150%)
260,564	1.305	(b)	02/25/48	29,101
FNMA REMIC Series 2020-38, Class TI
445,659	4.000		06/25/50	84,439
FNMA REMIC Series 2020-60, Class NI
161,812	4.000		09/25/50	30,872
GNMA REMIC Series 2010-20, Class SE (-1X 1M USD LIBOR +6.250%)
181,633	1.489	(b)	02/20/40	19,732
GNMA REMIC Series 2013-124, Class CS (-1X 1M USD LIBOR + 6.050%)
605,774	1.289	(b)	08/20/43	69,584
GNMA REMIC Series 2014-11, Class KI
30,072	4.500		12/20/42	1,250
GNMA REMIC Series 2014-132, Class SL (-1X 1M USD LIBOR +6.100%)
164,985	1.339	(b)	10/20/43	8,959
GNMA REMIC Series 2015-111, Class IM
325,122	4.000		08/20/45	48,557

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
GNMA REMIC Series 2015-111, Class SM (-1X 1M USD LIBOR + 6.200%)
$124,617	1.439	%(b)	08/20/45	$14,552
GNMA REMIC Series 2015-119, Class SN (-1X 1M USD LIBOR + 6.250%)
250,033	1.489	(b)	08/20/45	28,956
GNMA REMIC Series 2015-129, Class IC
230,415	4.500		09/16/45	41,953
GNMA REMIC Series 2015-72, Class JI
10,423	3.500		05/20/45	1,055
GNMA REMIC Series 2015-83, Class PI
22,941	3.500		06/20/45	3,077
GNMA REMIC Series 2015-90, Class PI
11,697	3.500		04/20/45	1,006
GNMA REMIC Series 2016-1, Class ST (-1X 1M USD LIBOR + 6.200%)
116,447	1.439	(b)	01/20/46	12,903
GNMA REMIC Series 2016-138, Class DI
77,561	4.000		10/20/46	13,642
GNMA REMIC Series 2016-27, Class IA
191,398	4.000		06/20/45	23,345
GNMA REMIC Series 2017-112, Class SJ (-1X 1M USD LIBOR +5.660%)
353,632	0.899	(b)	07/20/47	33,520
GNMA REMIC Series 2018-124, Class SN (-1X 1M USD LIBOR + 6.200%)
674,300	1.439	(b)	09/20/48	77,317
GNMA REMIC Series 2018-139, Class SQ (-1X 1M USD LIBOR + 6.150%)
297,272	1.389	(b)	10/20/48	30,967
GNMA REMIC Series 2018-67, Class PS (-1X 1M USD LIBOR +6.200%)
494,850	1.439	(b)	05/20/48	53,492
GNMA REMIC Series 2018-7, Class DS (-1X 1M USD LIBOR + 5.700%)
418,261	0.939	(b)	01/20/48	41,649
GNMA REMIC Series 2019-1, Class SN (-1X 1M USD LIBOR + 6.050%)
264,503	1.289	(b)	01/20/49	27,321
GNMA REMIC Series 2019-110, Class SD (-1X 1M USD LIBOR + 6.100%)
492,540	1.339	(b)	09/20/49	49,462
GNMA REMIC Series 2019-110, Class SE (-1X 1M USD LIBOR +6.100%)
501,758	1.339	(b)	09/20/49	54,369
GNMA REMIC Series 2019-151, Class NI
1,358,733	3.500		10/20/49	200,471
GNMA REMIC Series 2019-153, Class EI
1,156,436	4.000		12/20/49	209,091
GNMA REMIC Series 2019-6, Class SA (-1X 1M USD LIBOR + 6.050%)
173,863	1.289	(b)	01/20/49	18,460
GNMA REMIC Series 2019-78, Class SE (-1X 1M USD LIBOR +6.100%)
171,155	1.339	(b)	06/20/49	17,161

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
GNMA REMIC Series 2020-146, Class IM
$1,200,467	2.500%		10/20/50	$158,469
GNMA REMIC Series 2020-146, Class KI
1,615,096	2.500		10/20/50	213,442
GNMA REMIC Series 2020-21, Class SA (-1X 1M USD LIBOR + 6.050%)
683,945	1.289	(b)	02/20/50	81,251
GNMA REMIC Series 2020-78, Class DI
697,970	4.000		06/20/50	126,111

				2,174,840

Regular Floater(b) – 1.0%
FNMA REMIC Series 2017-96, Class FA (1M USD LIBOR + 0.400%)
1,089,758	5.245		12/25/57	1,055,958
GNMA REMIC Series 2017-182, Class FN (1M USD LIBOR + 0.300%)
1,239,731	5.028		12/16/47	1,212,454

				2,268,412

Sequential Fixed Rate – 1.4%
FHLMC REMIC Series 2042, Class N
11,807	6.500		03/15/28	12,066
FHLMC REMIC Series 4577, Class HM
317,036	4.000	(c)	12/15/50	304,658
FNMA REMIC Series 2000-16, Class ZG
60,265	8.500		06/25/30	64,413
FNMA REMIC Series 2005-59, Class KZ
421,889	5.500		07/25/35	433,786
FNMA REMIC Series 2011-52, Class GB
186,900	5.000		06/25/41	191,225
FNMA REMIC Series 2011-99, Class DB
200,008	5.000		10/25/41	204,373
FNMA REMIC Series 2012-111, Class B
31,313	7.000		10/25/42	34,000
FNMA REMIC Series 2012-153, Class B
119,934	7.000		07/25/42	132,237
FNMA REMIC Series 2017-87, Class EA
1,869,507	3.000		04/25/44	1,738,282
OBX Trust Series 2022-NQM7, Class A1
93,095	5.110	(c)(d)	08/25/62	92,242

				3,207,282

Sequential Floating Rate(b) – 1.6%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
20,184	3.889		04/25/35	19,100
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
89,174	4.395		07/25/35	82,299
Connecticut Avenue Securities Trust (1M USD LIBOR + 5.300%)
12,171	10.145	(b)	10/25/28	12,900
Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2 (1M USD LIBOR + 2.450%)
26,328	7.295	(b)(d)	07/25/31	26,427

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – (continued)
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2 (1M SOFR + 1.550%)
$162,000	6.110	%(b)(d)	10/25/41	$157,550
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2 (1M SOFR + 1.650%)
142,000	6.210	(b)(d)	12/25/41	134,501
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M1 (1M SOFR + 1.900%)
105,423	6.460	(b)(d)	04/25/42	105,209
Connecticut Avenue Securities Trust Series 2022-R05, Class 2M2 (1M SOFR + 3.000%)
94,000	7.560	(b)(d)	04/25/42	91,677
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
40,450	4.638	(b)	09/25/35	35,994
CSMC Series 2021-NQM8, Class A1
100,499	1.841	(d)	10/25/66	86,315
FHLMC STACR REMIC Trust Series 2019-HQA4, Class M2 (1M USD LIBOR + 2.050%)
119,324	6.895	(d)	11/25/49	119,428
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2 (1M SOFR + 2.800%)
73,386	7.360	(b)(d)	10/25/50	74,257
FHLMC STACR REMIC Trust Series 2021-DNA5, Class M2 (1M SOFR + 1.650%)
93,970	6.210	(b)(d)	01/25/34	91,973
FHLMC STACR REMIC Trust Series 2022-DNA1, Class M1A (1M SOFR + 1.000%)
276,621	5.560	(b)(d)	01/25/42	271,280
FHLMC STACR REMIC Trust Series 2022-DNA3, Class M1A (1M SOFR + 2.000%)
222,387	6.560	(d)	04/25/42	222,385
FHLMC STACR REMIC Trust Series 2022-HQA1, Class M1B (1M SOFR + 3.500%)
120,000	8.060	(b)(d)	03/25/42	119,675
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
16,270	5.241		01/19/36	15,859
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
11,003	5.565		10/25/34	10,429
JPMorgan Mortgage Trust Series 2021-6, Class A3
426,097	2.500	(d)	10/25/51	346,254
JPMorgan Mortgage Trust Series 2021-LTV2, Class A1
572,773	2.520	(b)(d)	05/25/52	474,190
JPMorgan Mortgage Trust Series 2022-LTV1,Class A2
802,165	3.520	(d)	07/25/52	672,785
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
94,304	4.424		10/25/34	88,514
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
80,845	3.750	(d)	05/28/52	75,590
Towd Point Mortgage Trust Series 2016-4, Class M1
100,000	3.250	(d)	07/25/56	95,444

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – (continued)
Verus Securitization Trust Series 2021-8, Class A1
$81,115	1.824	%(b)(d)	11/25/66	$70,259
Verus Securitization Trust Series 2022-INV1, Class A1
95,638	5.041	(c)(d)	08/25/67	94,178
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1
28,022	3.500	(d)	07/25/49	25,460

				3,619,932

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				11,270,466

Commercial Mortgage-Backed Securities – 4.8%
Sequential Fixed Rate – 3.1%
BANK Series 2018-BN14, Class D
$200,000	3.000	%(d)	09/15/60	$134,914
BANK Series 2019-BNK19, Class D
100,000	3.000	(d)	08/15/61	57,024
BBCMS Mortgage Trust Series 2018-C2, Class A4
1,350,000	4.047		12/15/51	1,268,250
BBCMS Mortgage Trust Series 2022-C17, Class A5
700,000	4.441		09/15/55	665,687
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
1,900,000	3.006		01/15/53	1,645,351
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
400,000	3.000	(d)	09/15/50	268,143
DOLP Trust Series 2021-NYC, Class A
800,000	2.956	(d)	05/10/41	640,877
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D
150,000	3.060	(d)	10/15/48	111,959
Morgan Stanley Capital I Trust Series 2018-H4, Class A4
700,000	4.310		12/15/51	668,493
Morgan Stanley Capital I Trust Series 2018-L1, Class A3
1,950,000	4.139		10/15/51	1,840,947

				7,301,645

Sequential Floating Rate – 1.7%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
400,000	2.778		11/15/54	309,794
BANK Series 2018-BN10, Class AS
870,000	3.898	(b)	02/15/61	784,923
BANK Series 2018-BN15, Class A4
900,000	4.407	(b)	11/15/61	865,212
BANK Series 2022-BNK40, Class A4
550,000	3.394	(b)	03/15/64	482,730
BBCMS Mortgage Trust Series 2022-C16, Class AS
450,000	4.600	(b)	06/15/55	398,917
BMO Mortgage Trust Series 2023-C4, Class A5
300,000	5.117	(b)	02/15/56	299,116
FHLMC Multifamily Structured Pass Through Certificates Series K148, Class A2
800,000	3.500	(b)	07/25/32	752,771

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate – (continued)
Wells Fargo Commercial Mortgage Trust Series 2016-C37, Class D
$100,000	3.188	%(b)(d)	12/15/49	$73,767

				3,967,230

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$11,268,875

Federal Agencies – 111.8%
Adjustable Rate FHLMC(b) – 0.0% (1 year CMT + 2.250%)
$10,020	3.296%		04/01/33	$10,192
4,930	4.315		09/01/33	5,021
6,139	4.375		11/01/34	6,247
4,781	4.484		02/01/35	4,853
14,244	3.748		06/01/35	14,527
(1 year CMT + 2.107%)
3,316	4.209%		10/01/34	3,379

				44,219

Adjustable Rate FNMA(b) – 0.1%
(COF + 1.350%)
2,456	3.415%		07/01/27	2,401
(COF + 1.242%)
3,012	3.695%		11/01/27	2,935
(12M MTA + 1.125%)
4,889	3.918%		06/01/32	4,836
(COF + 1.250%)
4,940	2.835%		08/01/32	4,744
(COF + 1.315%)
4,840	2.900%		05/01/33	4,647
(1 year CMT + 2.259%)
41,433	3.851%		06/01/33	42,424
(6M USD LIBOR + 1.412%)
1,821	3.458%		06/01/33	1,817
(1 year CMT + 2.133%)
1,090	3.777%		07/01/33	1,109
(COF + 1.254%)
36,100	3.111%		08/01/33	34,775
(12M USD LIBOR + 1.645%)
11,936	3.930%		12/01/33	12,033
(1 year CMT + 2.303%)
446	4.007%		04/01/34	456
(12M USD LIBOR + 1.670%)
5,164	3.920%		11/01/34	5,235
(1 year CMT + 2.195%)
5,820	4.329%		02/01/35	5,929
(12M USD LIBOR + 1.620%)
12,903	4.050%		03/01/35	13,003
(12M USD LIBOR + 1.810%)
6,682	2.895%		04/01/35	6,765
(12M USD LIBOR + 2.197%)
13,378	4.214%		05/01/35	13,703
(COF + 1.300%)
1,940	3.365%		11/01/35	1,855

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate FNMA(b) – (continued)
(COF + 1.256%)
$7,145	3.533%	12/01/37	$6,969
(12M MTA + 1.150%)
1,822	3.943%	01/01/38	1,808
(12M MTA + 1.175%)
3,229	3.968%	11/01/40	3,200

			170,644

Adjustable Rate GNMA(b) – 0.1%
(1 year CMT + 1.500%)
148	2.875%	06/20/23	148
128	2.625	07/20/23	128
195	2.625	08/20/23	194
563	2.625	09/20/23	559
376	2.625	03/20/24	373
4,037	2.875	04/20/24	3,996
615	2.875	05/20/24	609
4,516	2.875	06/20/24	4,467
1,056	3.000	06/20/24	1,045
1,340	2.625	07/20/24	1,321
2,121	3.000	07/20/24	2,094
3,117	2.625	08/20/24	3,070
1,865	3.000	08/20/24	1,840
1,667	2.625	09/20/24	1,640
2,100	3.000	11/20/24	2,068
778	3.000	12/20/24	766
1,952	3.500	12/20/24	1,927
1,385	2.625	01/20/25	1,368
1,028	2.625	02/20/25	1,015
3,847	3.000	05/20/25	3,795
4,344	3.000	07/20/25	4,271
2,123	2.625	02/20/26	2,091
108	2.625	07/20/26	105
6,009	2.625	01/20/27	5,920
1,751	2.625	02/20/27	1,725
19,487	2.875	04/20/27	19,186
2,091	2.875	05/20/27	2,059
3,407	2.875	06/20/27	3,355
1,064	2.750	11/20/27	1,038
3,223	2.750	12/20/27	3,142
7,175	2.625	01/20/28	7,077
2,520	2.625	02/20/28	2,486
2,370	2.625	03/20/28	2,338
13,219	2.625	07/20/29	12,933
5,441	2.625	08/20/29	5,324
1,465	2.625	09/20/29	1,433
7,018	2.750	10/20/29	6,854
9,247	2.750	11/20/29	9,030
1,837	2.750	12/20/29	1,794
2,887	2.625	01/20/30	2,858
801	2.625	02/20/30	793
5,959	2.625	03/20/30	5,900
7,574	2.875	04/20/30	7,493
12,239	2.875	05/20/30	12,111
10,796	3.000	05/20/30	10,704

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate GNMA(b) – (continued)
$2,525	2.875%	06/20/30	$2,499
18,181	3.000	07/20/30	17,942
4,367	3.000	09/20/30	4,311
6,799	2.750	10/20/30	6,648

			195,843

FHLMC – 8.2%
31,683	5.000	10/01/33	32,391
1,437	5.000	07/01/35	1,472
706	4.500	08/01/35	710
2,383	4.500	09/01/35	2,395
841	4.500	10/01/35	846
35,599	5.000	12/01/35	36,385
363	5.000	02/01/37	362
12,763	4.500	01/01/38	12,828
566	4.500	06/01/38	569
20,925	4.500	09/01/38	21,022
95	4.500	01/01/39	96
10,356	4.500	02/01/39	10,405
3,773	4.500	03/01/39	3,790
913	4.500	04/01/39	917
29,387	4.500	05/01/39	29,520
80,450	5.000	05/01/39	82,777
94,411	4.500	06/01/39	94,841
128,515	5.000	07/01/39	132,181
2,502	4.500	07/01/39	2,513
2,111	4.500	08/01/39	2,120
4,498	4.500	09/01/39	4,518
1,078	4.500	10/01/39	1,083
735	4.500	11/01/39	738
910	4.500	12/01/39	914
3,299	4.500	01/01/40	3,314
2,190	4.500	04/01/40	2,201
3,233	4.500	05/01/40	3,249
5,004	4.500	06/01/40	5,029
7,784	4.000	06/01/40	7,629
1,652	4.500	07/01/40	1,660
456	4.500	08/01/40	459
2,309	5.000	08/01/40	2,382
55,711	4.000	02/01/41	54,592
16,832	4.500	02/01/41	16,911
3,515	4.500	03/01/41	3,531
5,400	4.500	04/01/41	5,425
6,849	4.500	05/01/41	6,882
13,199	4.500	06/01/41	13,261
904	5.000	06/01/41	930
38,572	4.500	08/01/41	38,753
37,360	4.500	09/01/41	37,545
32,335	4.000	10/01/41	31,725
4,257	4.000	11/01/41	4,177
2,300	4.500	12/01/41	2,310
29,337	4.500	03/01/42	29,475
261,080	4.000	03/01/42	255,813
12,886	3.000	05/01/42	11,891
195,021	3.500	06/01/42	186,186

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$351,191	4.500%	06/01/42	$354,413
56,955	3.000	08/01/42	52,961
45,810	3.500	08/01/42	43,443
133,737	3.500	10/01/42	126,802
24,207	3.000	10/01/42	22,575
72,128	3.500	11/01/42	68,387
366,658	3.000	11/01/42	342,184
625,815	3.000	12/01/42	583,991
1,127,875	3.000	01/01/43	1,054,057
99,409	3.000	02/01/43	92,650
502,432	4.000	08/01/43	493,892
237,905	4.000	01/01/44	233,135
291,832	3.500	02/01/44	277,742
293,455	3.500	06/01/44	281,197
6,521	4.000	11/01/44	6,405
38,293	3.500	02/01/45	36,514
63,569	3.500	03/01/45	60,615
7,957	3.500	08/01/45	7,530
9,416	3.500	09/01/45	8,911
21,326	3.500	11/01/45	20,175
1,586,588	3.500	03/01/46	1,508,621
251,239	3.500	05/01/46	238,380
295,574	3.500	06/01/46	279,531
126,903	3.500	07/01/46	120,015
19,263	3.500	10/01/46	18,217
19,532	3.500	12/01/46	18,472
6,917,218	3.000	05/01/47	6,359,423
205,257	3.500	12/01/47	194,950
3,062,837	3.000	01/01/48	2,805,211
369,786	3.000	10/01/50	335,581
1,280,643	6.000	11/01/52	1,327,523
433,200	6.000	12/01/52	447,466

			19,021,692

FNMA – 7.9%
1,198	7.000	08/01/31	1,263
55,232	3.500	07/01/42	52,285
51,774	3.500	08/01/42	49,038
34,860	3.500	09/01/42	33,023
4,353	3.500	10/01/42	4,123
8,780	3.500	11/01/42	8,315
4,802	3.500	01/01/43	4,546
113,751	3.500	02/01/43	107,656
11,422	3.500	05/01/43	10,812
494,346	3.500	07/01/43	467,940
246,139	3.500	01/01/44	233,018
11,097	3.500	12/01/44	10,497
213,965	4.000	03/01/45	208,617
102,937	4.000	04/01/45	100,364
2,935,461	2.000	12/01/50	2,359,119
1,142,512	4.500	06/01/51	1,138,271
2,263,522	4.000	05/01/56	2,189,261
2,695,809	4.000	07/01/56	2,607,365
1,462,520	3.500	08/01/56	1,369,316
2,731,694	3.500	10/01/56	2,557,607

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$1,820,205	4.000%	02/01/57	$1,760,488
2,043,465	3.000	10/01/50	1,856,894
1,235,117	6.000	12/01/52	1,275,792

			18,405,610

GNMA – 29.9%
961	6.000	04/15/26	963
150	6.500	01/15/32	154
508	6.500	02/15/32	529
155,035	5.500	04/15/33	161,888
3,776	5.000	11/15/33	3,815
435	6.500	08/15/34	462
511	6.500	02/15/36	543
1,155	6.500	03/15/36	1,225
1,996	6.500	04/15/36	2,113
5,698	6.500	05/15/36	6,058
3,067	6.500	06/15/36	3,251
14,756	6.500	07/15/36	15,697
16,294	6.500	08/15/36	17,337
34,286	6.500	09/15/36	36,522
13,788	6.500	10/15/36	14,652
21,145	6.500	11/15/36	22,582
8,880	6.500	12/15/36	9,458
3,734	6.500	01/15/37	3,975
1,433	6.500	03/15/37	1,524
3,113	6.500	04/15/37	3,320
768	6.500	05/15/37	812
818	6.500	08/15/37	873
5,175	6.500	09/15/37	5,515
6,393	6.500	10/15/37	6,876
2,576	6.500	11/15/37	2,738
2,047	6.500	05/15/38	2,192
605	6.500	02/15/39	640
136,818	5.000	01/20/40	140,473
122,136	4.500	05/15/40	123,117
94,377	5.000	07/15/40	96,585
140,309	3.500	09/15/42	134,758
164,254	3.500	02/15/45	157,754
29,562	4.000	05/20/45	29,060
21,464	4.000	07/20/45	21,100
37,458	4.000	10/20/45	36,823
115,090	4.000	01/20/46	113,029
487,383	4.500	03/20/46	490,752
1,054,807	3.000	06/20/46	975,668
697,103	3.500	09/20/46	664,051
297,200	3.500	10/20/46	283,108
321,221	3.500	12/20/46	305,991
303,856	3.500	01/20/47	289,449
329,886	3.500	02/20/47	314,245
1,912,419	4.500	02/20/47	1,928,858
6,153	3.500	03/20/47	5,858
196,838	4.500	03/20/47	198,076
1,538,743	3.500	04/20/47	1,464,980
10,528	3.500	05/20/47	10,024
1,084,264	4.500	05/20/47	1,089,047

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$185,106	4.500%	06/20/47	$186,038
1,548,826	4.000	06/20/47	1,514,323
54,495	4.500	07/20/47	54,735
14,657	3.500	08/20/47	13,954
529,260	4.500	08/20/47	531,264
3,446	3.500	09/20/47	3,281
5,688	3.500	10/20/47	5,415
378,009	3.500	11/20/47	359,888
725,044	3.500	12/20/47	690,288
992,803	3.500	01/20/48	945,211
594,765	4.500	09/20/48	592,742
163,150	5.000	09/20/48	165,540
1,462,440	5.000	11/20/48	1,483,863
714,505	4.500	12/20/48	711,851
592,610	5.000	12/20/48	600,736
103,201	4.500	01/20/49	102,786
1,116,127	5.000	01/20/49	1,131,431
30,574	3.500	01/20/49	29,108
818,691	4.000	02/20/49	797,383
338,438	4.500	02/20/49	337,076
504,433	4.500	03/20/49	502,402
751,993	5.000	03/20/49	763,009
1,483,321	4.000	04/20/49	1,444,251
584,399	4.000	05/20/49	568,641
107,745	5.000	06/20/49	109,281
2,002,971	3.000	07/20/49	1,843,649
429,753	3.500	07/20/49	407,674
1,736,127	3.000	08/20/49	1,596,581
1,984,579	3.500	09/20/49	1,881,816
362,130	4.500	10/20/49	359,427
223,518	3.500	12/20/49	211,883
1,795,431	3.000	03/20/50	1,648,166
388,837	3.000	05/20/50	356,824
700,812	3.500	12/20/50	662,927
289,781	4.000	01/20/51	280,156
1,401,021	3.500	02/20/51	1,327,718
785,732	3.000	07/20/51	717,715
1,762,303	3.000	11/20/51	1,608,647
4,492,633	3.000	12/20/51	4,100,918
1,979,090	5.000	09/20/52	1,996,950
2,989,420	2.500	02/20/53	2,643,880
7,000,000	2.000	TBA-30yr(e)	5,943,542
4,000,000	4.500	TBA-30yr(e)	3,939,836
10,000,000	2.500	TBA-30yr(e)	8,801,858
3,000,000	3.000	TBA-30yr(e)	2,728,998
3,000,000	4.000	TBA-30yr(e)	2,888,008
1,000,000	5.500	TBA-30yr(e)	1,011,464

			69,801,654

UMBS – 44.0%
3	4.500	04/01/23	3
20	4.500	07/01/23	19
557	4.500	08/01/23	554
792	4.500	09/01/23	787
729,679	1.500	07/01/35	644,410

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$172,523	1.500%	08/01/35	$152,369
1,186,466	1.500	09/01/35	1,047,817
1,757,473	1.500	10/01/35	1,552,163
804,728	1.500	11/01/35	710,719
869,158	1.500	12/01/35	767,589
479,974	1.500	02/01/36	423,885
119,229	4.500	07/01/36	119,673
8,399	4.500	12/01/36	8,430
97,731	4.500	02/01/39	98,081
2,630	4.500	03/01/39	2,648
3,325	4.500	05/01/39	3,348
1,902	4.500	07/01/39	1,916
1,830	4.000	08/01/39	1,792
3,934	4.500	09/01/39	3,948
7,064	4.500	10/01/39	7,089
16,808	4.500	02/01/40	16,920
2,987	4.500	03/01/40	2,998
39,146	4.500	04/01/40	39,302
16,819	4.500	06/01/40	16,946
85,687	4.500	09/01/40	86,038
3,942	4.500	12/01/40	3,958
31,448	4.500	01/01/41	31,573
11,390	4.500	04/01/41	11,433
19,085	4.500	06/01/41	19,156
17,870	4.500	07/01/41	17,936
82,540	4.500	08/01/41	83,194
73,474	4.500	09/01/41	73,748
34,279	4.500	10/01/41	34,407
63,131	3.500	10/01/41	60,451
17,163	3.500	11/01/41	16,436
48,008	4.500	11/01/41	48,186
38,849	4.500	12/01/41	38,994
33,924	4.500	01/01/42	33,817
62,081	3.500	01/01/42	59,465
6,568	3.500	02/01/42	6,281
221,976	4.000	03/01/42	217,291
2,488	4.500	03/01/42	2,526
50,758	4.000	04/01/42	49,687
6,091	4.500	04/01/42	6,114
6,308	3.500	05/01/42	6,006
25,358	3.500	06/01/42	24,273
16,776	3.500	09/01/42	16,084
50,518	3.000	09/01/42	47,065
125,765	3.500	10/01/42	120,313
280,586	3.000	12/01/42	261,333
46,432	3.500	12/01/42	44,441
62,903	3.000	01/01/43	58,708
23,093	3.000	02/01/43	21,549
170,500	3.500	02/01/43	162,928
650,443	3.000	03/01/43	605,505
568,408	3.500	03/01/43	542,303
710,605	3.000	04/01/43	660,364
543,317	3.500	04/01/43	516,585
856,902	3.000	05/01/43	796,320
285,710	2.500	05/01/43	253,360

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$105,709	3.500%	05/01/43	$100,449
31,580	3.000	06/01/43	29,347
474,769	3.500	06/01/43	451,081
1,394,126	3.500	07/01/43	1,325,079
260,204	3.000	07/01/43	241,807
688,793	3.500	08/01/43	654,870
24,242	3.500	09/01/43	23,022
46,766	3.500	01/01/44	44,443
20,528	3.500	08/01/44	19,427
30,787	3.500	09/01/44	29,258
67,834	3.500	10/01/44	64,741
22,809	5.000	12/01/44	23,300
19,706	3.500	01/01/45	18,770
178,534	4.000	02/01/45	175,187
82,132	3.500	03/01/45	78,143
38,095	3.500	04/01/45	36,048
513,815	3.500	05/01/45	490,384
864,003	4.500	06/01/45	865,904
52,774	3.500	07/01/45	49,889
200,273	4.000	11/01/45	195,441
8,465	3.500	11/01/45	7,999
165,774	3.500	01/01/46	156,712
57,711	4.000	03/01/46	56,319
434,590	3.500	03/01/46	414,650
69,839	3.500	04/01/46	66,654
328,027	3.500	05/01/46	311,223
69,415	4.000	06/01/46	67,613
162,894	4.500	06/01/46	162,696
204,632	3.000	07/01/46	187,293
218,091	4.000	07/01/46	212,427
276,383	4.000	08/01/46	269,205
111,956	3.000	08/01/46	102,469
481,838	3.000	09/01/46	441,009
147,029	3.000	10/01/46	134,570
25,245	4.000	10/01/46	24,589
604,578	3.000	11/01/46	553,349
271,588	3.000	12/01/46	248,574
1,081,783	3.000	01/01/47	990,117
714,448	4.000	02/01/47	695,899
581,748	4.500	02/01/47	583,028
51,692	3.000	02/01/47	47,312
146,174	3.000	04/01/47	133,807
355,725	3.500	06/01/47	334,972
164,331	4.500	11/01/47	164,131
5,474	4.500	02/01/48	5,448
294,745	4.500	05/01/48	295,361
441,117	3.500	06/01/48	415,375
241,443	4.500	07/01/48	239,867
882,643	4.500	08/01/48	876,878
358,379	4.500	09/01/48	355,480
7,122	4.500	10/01/48	7,138
1,350,872	5.000	11/01/48	1,383,169
585,775	4.500	11/01/48	582,263
298,712	4.500	12/01/48	296,202
1,472,389	4.000	01/01/49	1,432,366

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

UMBS – (continued)
$356,893	4.500%	02/01/49	$ 353,820
4,165	4.500	05/01/49	4,133
728,342	3.500	07/01/49	688,702
496,180	3.500	08/01/49	468,978
1,821,177	3.000	09/01/49	1,660,689
5,506	4.500	11/01/49	5,464
410,019	4.500	01/01/50	406,670
61,454	4.500	02/01/50	60,944
663,311	3.000	03/01/50	600,341
4,361,983	4.500	03/01/50	4,336,706
472,741	4.500	04/01/50	467,920
464,434	4.500	09/01/50	460,875
3,755,636	2.500	09/01/50	3,285,558
4,004,299	2.000	10/01/50	3,332,434
3,993,955	2.000	12/01/50	3,322,585
4,820,370	2.000	02/01/51	4,005,568
12,076,792	2.000	05/01/51	10,022,740
8,504,662	2.500	05/01/51	7,376,718
8,786,157	2.500	07/01/51	7,638,497
3,573,618	2.500	08/01/51	3,087,186
1,826,849	2.500	09/01/51	1,585,915
11,904,557	2.000	11/01/51	9,857,609
2,945,951	2.000	12/01/51	2,434,793
5,484,032	2.500	12/01/51	4,752,140
692,728	2.000	01/01/52	573,190
32,614	2.000	02/01/52	27,111
961,370	5.000	07/01/52	968,732
1,964,042	5.500	09/01/52	2,013,300
982,349	6.000	11/01/52	1,008,425

			102,641,731

UMBS, 30 Year, Single Family(e) – 21.6%
1,000,000	6.500	TBA-30yr	1,031,952
4,000,000	5.500	TBA-30yr	4,040,624
22,000,000	5.000	TBA-30yr	21,937,256
7,000,000	2.500	TBA-30yr	6,033,397
21,000,000	2.000	TBA-30yr	17,351,897

			50,395,126

TOTAL FEDERAL AGENCIES			$260,676,519

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $295,399,221)			$283,215,860

Asset-Backed Securities – 11.1%

Automotive – 0.2%
GM Financial Consumer Automobile Receivables Trust 2023-1, Class A2A
$400,000	5.190%	03/16/26	$ 399,378

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2023

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(b)(d) – 9.0%
Apidos CLO XXXV Series 2021-35A, Class D (3M USD LIBOR +2.650%)
$750,000	7.458%	04/20/34	$698,686
Battalion CLO Ltd. Series 2018-12A, Class A1 (3M USD LIBOR +1.070%)
800,000	5.947	05/17/31	786,567
Benefit Street Partners CLO XXX Ltd. Series 2023-30A, Class A (3M SOFR + 2.100%)
1,200,000	6.805	04/25/36	1,190,850
CarVal CLO IV Ltd. Series 2021-1A, Class A1A (3M USD LIBOR + 1.180%)
2,750,000	5.988	07/20/34	2,685,909
Elmwood CLO Ltd. Series 2023-1A, Class A (3M SOFR + 1.800%)
900,000	6.578	04/17/36	897,161
Jamestown CLO XVI Ltd. Series 2021-16A, Class A (3M USD LIBOR + 1.200%)
3,650,000	6.018	07/25/34	3,560,750
PARK BLUE CLO Ltd. Series 2023-3A, Class A1 (3M SOFR + 2.000%)
2,300,000	6.957	04/20/36	2,292,748
Pikes Peak CLO 3 Series 2019-3A, Class ARR (3M USD LIBOR +1.200%)
600,000	6.018	10/25/34	582,970
Pikes Peak CLO Series 2023-12A, Class A (3M SOFR + 2.100%)
1,200,000	7.037	04/20/36	1,199,004
Shackleton 2019-XIV CLO Ltd. Series 2019-14A, Class A1R (3M USD LIBOR + 1.200%)
2,750,000	6.008	07/20/34	2,674,342
TCW CLO Ltd. Series 2022-1A, Class A1 (3M SOFR + 1.340%)
1,000,000	5.994	04/22/33	982,169
TCW CLO Ltd. Series 2023-1A, Class A1N (3M TSFR + 2.070%)
700,000	6.861	04/28/36	699,222
York CLO 1 Ltd. Series 2014-1A, Class ARR (3M USD LIBOR +1.120%)
1,728,843	5.935	10/22/29	1,714,188
Zais CLO 15 Ltd. Series 2020-15A, Class A1R (3M USD LIBOR +1.350%)
925,000	6.152	07/28/32	906,500

			20,871,066

Student Loan(b) – 1.9%
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (1M USD LIBOR + 0.700%)
125,704	5.545	12/26/35	124,623
ECMC Group Student Loan Trust Series 2017-1A, Class A(d) (1M USD LIBOR + 1.200%)
1,286,966	6.045	12/27/66	1,254,818
Goal Capital Funding Trust Series 2010-1, Class A(d) (3M USD LIBOR + 0.700%)
422,982	5.658	08/25/48	411,328

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Student Loan(b) – (continued)
Higher Education Funding I Series 2014-1, Class A(d) (3M USD LIBOR + 1.050%)
$47,902	6.008%	05/25/34	$ 47,875
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
383,266	5.718	07/25/45	381,898
PHEAA Student Loan Trust Series 2014-3A, Class A(d) (1M USD LIBOR + 0.590%)
1,875,746	5.435	08/25/40	1,849,653
PHEAA Student Loan Trust Series 2016-1A, Class A(d) (1M USD LIBOR + 1.150%)
426,261	5.995	09/25/65	419,470

			4,489,665

TOTAL ASSET-BACKED SECURITIES (Cost $26,129,551)			$ 25,760,109

U.S. Treasury Obligations – 0.1%

United States Treasury Notes
$271,000	1.250%	03/31/28	$241,740
(Cost $270,347)

TOTAL INVESTMENTS – 132.7% (Cost $321,799,119)			$309,217,709

LIABILITIES IN EXCESS OF OTHER ASSETS – (32.7)%			(76,124,235)

NET ASSETS – 100.0%			$233,093,474

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2023.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2023.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $75,708,832 which represents approximately 32.5% of net assets as of March 31, 2023.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2023, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

GNMA	3.500%	TBA - 30yr	04/20/23	$(4,000,000)	$(3,750,223)
GNMA	5.000	TBA - 30yr	04/20/23	(8,000,000)	(8,008,151)
UMBS, 30 Year, Single Family	4.500	TBA - 30yr	04/13/23	(9,000,000)	(8,815,777)
UMBS, 30 Year, Single Family	3.000	TBA - 30yr	04/13/23	(3,000,000)	(2,690,158)
UMBS, 30 Year, Single Family	4.000	TBA - 30yr	04/13/23	(1,000,000)	(956,328)
UMBS, 30 Year, Single Family	3.500	TBA - 30yr	04/13/23	(8,000,000)	(7,429,996)
UMBS, 30 Year, Single Family	6.000	TBA - 30yr	04/13/23	(2,000,000)	(2,041,016)

(PROCEEDS RECEIVABLE: $(33,212,285))					$(33,691,649)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	15	06/21/23	$1,817,109	$ 46,956

Short position contracts:
10 Year U.S. Treasury Notes	(3)	06/21/23	(344,766)	325
2 Year U.S. Treasury Notes	(7)	06/30/23	(1,445,172)	1,722
20 Year U.S. Treasury Bonds	(5)	06/21/23	(655,781)	(1,767)
30 Day Federal Funds	(8)	09/29/23	(3,174,754)	2,274
5 Year U.S. Treasury Notes	(24)	06/30/23	(2,628,187)	2,045
Ultra Long U.S. Treasury Bonds	(16)	06/21/23	(2,258,000)	(55,520)

Total				$(50,921)

TOTAL FUTURES CONTRACTS				$ (3,965)

SWAP CONTRACTS — At March 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	4.540%	03/15/25	$ 1,210	$11,191	$ 12,089	$ (898)
3.714%	12M SOFR	09/30/27	1,270	(18,656)	(16,485)	(2,171)
12M SOFR	2.720	08/11/37	2,640	(42,240)	(30,005)	(12,235)
2.170	12M SOFR	08/11/52	1,280	43,004	14,786	28,218

TOTAL				$(6,701)	$(19,615)	$ 12,914

(a)	Payments made annually.

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2023.

Currency Abbreviations:
USD	—U.S. Dollar

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
IO	—Interest Only Stripped Security
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
PI	—Private Investment
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STACR	—Structured Agency Credit Risk
TSFR	—Term Secured Overnight Financing Rate
UMBS	—Uniform Mortgage Backed Securities

Abbreviation:
SOFR	—Secured Overnight Funding Rate

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities March 31, 2023

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund

Assets:

Investments in unaffiliated issuers, at value (cost $827,712,123, $1,666,913,451 and $2,289,437,761, respectively)(a)	$ 617,914,834	$1,499,500,088	$2,107,877,570
Investments in affiliated issuers, at value (cost $95,100,844, $50,132,617 and $75,331,714, respectively)	95,100,844	50,132,617	75,331,714
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0, $40,565,774 and $14,260,368, respectively)	—	40,565,774	14,260,368
Purchased options, at value (premium paid $3,689,650, $635,904 and $0, respectively)	1,597,132	444,611	—
Cash	10,590,318	24,469,271	44,373,599
Foreign currencies, at value (cost $305,185, $16,243 and $3,925,501, respectively)	164,990	24,974	3,922,896
Unrealized gain on forward foreign currency exchange contracts	4,567,128	278,906	735,018
Variation margin on futures contracts	—	873,238	—
Variation margin on swaps contracts	335,222	120,549	—
Receivables:
Collateral on certain derivative contracts(b)	25,939,652	6,891,534	3,943,105
Interest and dividends	9,457,053	23,971,964	23,720,671
Investments sold	1,491,224	435,627	196,150,228
Fund shares sold	754,446	9,566,481	10,379,963
Due from broker - upfront payment	170,287	—	—
Due from broker	147,996	—	—
Reimbursement from investment adviser	74,032	51,908	—
Investments sold on an extended-settlement basis	—	9,381,814	121,505
Securities lending income	—	86,749	29,774
Foreign tax reclaims	—	13,531	—
Other assets	62,821	80,037	100,578

Total assets	768,367,979	1,666,889,673	2,480,946,989

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	5,434,912	1,053,203	1,988,069
Variation margin on futures contracts	2,358,001	—	185,440
Written option contracts, at value (premium received $3,628,010, $635,904 and $0, respectively)	1,717,582	299,506	—
Payables:
Investments purchased on an extended-settlement basis	7,100,000	9,343,010	—
Fund shares redeemed	1,979,891	4,140,151	86,533,848
Investments purchased	1,704,876	4,834,758	40,182,960
Management fees	494,340	883,449	1,141,283
Income distributions	212,149	103,449	12,700
Distribution and Service fees and Transfer Agency fees	37,946	69,776	64,907
Due to broker	—	133,300	2,603
Payable upon return of securities loaned	—	40,565,774	14,260,368
Borrowings on credit facility	—	—	100,000,000
Interest Expense	—	—	91,433
Accrued expenses	454,264	369,991	1,380,181

Total liabilities	21,493,961	61,796,367	245,843,792

Net Assets:

Paid-in capital	1,248,982,911	2,334,504,539	2,966,115,656
Total distributable loss	(502,108,893)	(729,411,233)	(731,012,459)

NET ASSETS	$ 746,874,018	$1,605,093,306	$2,235,103,197
Net Assets:
Class A	$ 23,036,585	$96,398,544	$ 2,958,671
Class C	5,111,814	3,720,927	730,905
Institutional	407,041,438	178,297,929	131,963,788
Service	—	4,257,720	—
Investor	119,488,305	7,714,790	6,216,556
Class R6	161,802,324	16,747,982	17,686,959
Class R	—	3,815,830	248,894
Class P	30,393,552	1,294,139,584	2,075,297,424
Total Net Assets	$ 746,874,018	$1,605,093,306	$2,235,103,197
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,592,543	17,794,131	339,684
Class C	576,064	686,401	83,893
Institutional	45,790,238	32,837,808	15,152,272
Service	—	786,690	—
Investor	13,435,604	1,421,484	711,730
Class R6	18,198,395	3,079,710	2,028,101
Class R	—	705,183	28,574
Class P	3,421,567	238,323,056	237,812,811
Net asset value, offering and redemption price per share:(c)
Class A	$8.89	$5.42	$8.71
Class C	8.87	5.42	8.71
Institutional	8.89	5.43	8.71
Service	—	5.41	—
Investor	8.89	5.43	8.73
Class R6	8.89	5.44	8.72
Class R	—	5.41	8.71
Class P	8.88	5.43	8.73

(a)	Includes loaned securities having a market value of $0, $39,688,837 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Emerging Markets Debt	$6,976,685	$18,962,967	$—
High Yield	1,588,786	5,302,748	—
High Yield Floating Rate	1,403,105	—	2,540,000
(c)

Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield and High Yield Floating Rate Funds is $9.31, $5.68 and $8.91, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) March 31, 2023

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

Assets:

Investments in unaffiliated issuers, at value (cost $649,299,704, $52,153,381 and $321,799,119, respectively)	$605,843,992	$ 45,439,904	$309,217,709
Investments in affiliated issuers, at value (cost $5,304,595, $8,328,316 and $0, respectively)	5,304,595	8,328,316	—
Purchased options, at value (premium paid $398,964, $442,492 and $0, respectively)	220,646	175,837	—
Cash	9,725,132	360,654	1,068,157
Foreign currencies, at value (cost $0, $3,141,454 and $0, respectively)	—	3,307,585	—
Unrealized gain on swap contracts	—	28,954	—
Unrealized gain on forward foreign currency exchange contracts	24,704	1,072,033	—
Variation margin on futures contracts	—	3,275	—
Variation margin on swaps contracts	240,117	173,454	—
Receivables:
Collateral on certain derivative contracts(a)	12,081,029	718,035	381,357
Interest and dividends	6,554,190	796,706	820,157
Investments sold	1,764,667	—	1,670
Fund shares sold	620,066	477	194,485
Reimbursement from investment adviser	53,532	77,928	23,329
Investments sold on an extended-settlement basis	—	—	74,153,047
Due from broker	—	28,466	—
Due from broker - upfront payment	—	10,113	—
Foreign tax reclaims	—	35,587	—
Other assets	35,648	39,249	34,543

Total assets	642,468,318	60,596,573	385,894,454

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	145,856	1,004,797	—
Variation margin on futures contracts	1,631,038	—	198,652
Written option contracts, at value (premium received $398,964, $428,886 and $0, respectively)	127,795	231,901	—
Forward sale contracts, at value (proceeds received $0, $0 and $33,212,285, respectively)	—	—	33,691,649
Foreign currency overdraft, at value (identified cost $234, $0 and $1,722, respectively)	962	—	1,597
Unrealized loss on swap contracts	—	91,458	—
Variation margin on swaps contracts	—	—	2,054
Payables:
Investments purchased	1,375,656	43,527	—
Fund shares redeemed	497,160	70,184	171,523
Management fees	176,830	37,889	66,527
Distribution and Service fees and Transfer Agency fees	19,032	4,036	13,993
Income distributions	15,670	5,218	49,043
Due to broker — upfront payment	2,571	2,043	—
Investments purchased on an extended-settlement basis	—	—	118,021,895
Upfront payments received on swap contracts	—	67,147	—
Due to broker	—	—	340,000
Accrued expenses	250,927	318,077	244,047

Total liabilities	4,243,497	1,876,277	152,800,980

Net Assets:

Paid-in capital	727,769,574	225,633,675	275,317,081
Total distributable loss	(89,544,753)	(166,913,379)	(42,223,607)

NET ASSETS	$638,224,821	$ 58,720,296	$233,093,474
Net Assets:
Class A	$ 6,129,950	$ 2,794,279	$ 19,158,584
Class C	—	1,650,554	—
Institutional	64,706,024	6,569,010	65,786,506
Separate Account Institutional	102,579,729	—	97,749,052
Investor	11,843,927	6,363,750	25,775,297
Class R6	274,325,342	25,146,667	17,664,804
Class P	178,639,849	16,196,036	6,959,231
Total Net Assets	$638,224,821	$ 58,720,296	$233,093,474
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	769,120	614,102	2,115,730
Class C	—	363,401	—
Institutional	8,116,277	1,449,174	7,245,076
Separate Account Institutional	12,863,866	—	10,792,639
Investor	1,486,287	1,402,127	2,840,232
Class R6	34,404,075	5,551,110	1,946,334
Class P	22,415,402	3,571,777	767,120
Net asset value, offering and redemption price per share:(b)
Class A	$7.97	$4.55	$9.06
Class C	—	4.54	—
Institutional	7.97	4.53	9.08
Separate Account Institutional	7.97	—	9.06
Investor	7.97	4.54	9.08
Class R6	7.97	4.53	9.08
Class P	7.97	4.53	9.07

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Investment Grade Credit	$3,878,267	$8,202,762
Local Emerging Markets Debt	—	718,035
U.S. Mortgages	344,016	37,341

(b)

Maximum public offering price per share for Class A Shares of Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $8.28, $4.76 and $9.41, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations For the Fiscal Year Ended March 31, 2023

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund

Investment Income:

Interest (net of foreign withholding taxes of $67,019, $0 and $0, respectively)	$ 40,862,944	$ 94,181,626	$ 245,064,508
Dividends — affiliated issuers	1,559,005	902,862	1,870,636
Dividends — unaffiliated issuers	—	818,412	3,596,897
Securities lending income — affiliated issuers	—	836,004	831,551

Total investment income	42,421,949	96,738,904	251,363,592

Expenses:

Management fees	5,786,965	10,985,737	19,949,556
Custody, accounting and administrative services	347,870	221,419	1,248,638
Transfer Agency fees(a)	328,166	599,998	1,125,420
Professional fees	184,440	146,958	255,949
Distribution and Service (12b-1) fees(a)	106,671	309,749	16,964
Registration fees	105,703	156,281	490,559
Prime broker fees	83,629	—	3,363
Printing and mailing costs	68,038	33,507	76,784
Trustee fees	29,699	31,320	36,488
Service fees — Class C	14,810	10,698	2,521
Shareholder Administration fees — Service Class	—	12,586	—
Interest expense	—	—	3,071,169
Other	59,521	91,492	165,893

Total expenses	7,115,512	12,599,745	26,443,304

Less — expense reductions	(734,022)	(1,193,264)	(206,948)

Net expenses	6,381,490	11,406,481	26,236,356

NET INVESTMENT INCOME	36,040,459	85,332,423	225,127,236

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(145,640,705)	(84,129,715)	(179,503,383)
Purchased options	(15,145,586)	—	—
Futures contracts	(26,219,179)	(9,541,512)	25,194,881
Written options	17,903,327	(175,327)	—
Swap contracts	11,539,718	(442,249)	532,396
Forward foreign currency exchange contracts	25,783,513	6,068,846	10,946,578
Foreign currency transactions	(8,068,491)	(774,892)	2,258,245
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	4,674,539	(85,427,145)	(87,043,633)
Unfunded loan commitment	—	1,211	46,608
Purchased options	(1,781,532)	(191,293)	—
Futures contracts	6,589,322	2,040,113	(8,220,247)
Written options	1,834,138	336,398	—
Swap contracts	(5,442,466)	(1,403,214)	(158,362)
Forward foreign currency exchange contracts	(11,004,632)	(2,727,510)	(4,351,351)
Foreign currency translation	(556,678)	(223,584)	(1,450,731)

Net realized and unrealized loss	(145,534,712)	(176,589,873)	(241,748,999)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(109,494,253)	$ (91,257,450)	$ (16,621,763)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Debt	$62,242	$44,429	$—	$—	$29,876	$7,109	$194,049	$—	$46,538	$41,310	$—	$9,284
High Yield	243,905	32,095	12,586	21,163	117,075	5,135	85,732	2,014	15,704	8,700	5,079	360,559
High Yield Floating Rate	8,817	7,562	—	585	4,232	1,210	51,970	—	7,101	39,512	141	1,021,254

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued) For the Fiscal Year Ended March 31, 2023

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

Investment Income:

Interest (net of foreign withholding taxes of $0, $34,371 and $0, respectively)	$ 22,722,112	$ 3,154,000	$ 6,917,863
Dividends — affiliated issuers	381,898	159,741	110,836
Dividends — unaffiliated issuers	169,344	—	—

Total investment income	23,273,354	3,313,741	7,028,699

Expenses:

Management fees	2,107,192	418,071	799,856
Transfer Agency fees(a)	204,532	27,192	121,616
Custody, accounting and administrative services	140,079	325,635	95,359
Professional fees	128,609	183,425	138,993
Registration fees	99,518	80,152	89,735
Printing and mailing costs	34,525	37,994	30,245
Trustee fees	29,597	28,488	28,814
Distribution and Service (12b-1) fees(a)	16,702	21,136	60,470
Prime broker fees	—	11,205	—
Service fees — Class C	—	4,343	—
Other	36,358	21,205	27,454

Total expenses	2,797,112	1,158,846	1,392,542

Less — expense reductions	(466,857)	(651,236)	(247,779)

Net expenses	2,330,255	507,610	1,144,763

NET INVESTMENT INCOME	20,943,099	2,806,131	5,883,936

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(29,874,614)	(4,447,940)	(11,854,857)
Purchased options	(127,538)	(2,123,617)	(100,996)
Futures contracts	(17,434,089)	(6,194)	(23,998)
Written options	150,032	2,520,066	102,890
Swap contracts	1,060,366	(131,403)	(350,684)
Forward foreign currency exchange contracts	564,475	402,691	—
Foreign currency transactions	(19,519)	(1,150,260)	8
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(17,248,051)	1,415,966	(7,176,644)
Purchased options	(91,211)	(234,769)	81,222
Futures contracts	2,363,827	29,158	30,757
Written options	182,290	188,653	(78,255)
Swap contracts	660,140	(248,991)	14,935
Forward foreign currency exchange contracts	(261,065)	155,626	—
Foreign currency translation	(17,483)	213,145	120

Net realized and unrealized loss	(60,092,440)	(3,417,869)	(19,355,502)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,149,341)	$ (611,738)	$(13,471,566)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class P
Investment Grade Credit	$ 16,702	$ —	$8,017	$—	$24,440	$30,794	$8,641	$87,433	$45,207
Local Emerging Markets Debt	8,106	13,030	3,891	2,085	2,941	—	8,396	4,677	5,202
U.S. Mortgages	60,470	—	29,025	—	24,788	29,832	30,766	5,435	1,770

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		High Yield Fund

	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income	$36,040,459	$49,297,106	$85,332,423	$94,150,783
Net realized gain (loss)	(139,847,403)	(1,665,237)	(88,994,849)	20,249,789
Net change in unrealized loss	(5,687,309)	(129,903,941)	(87,595,024)	(143,137,115)

Net decrease in net assets resulting from operations	(109,494,253)	(82,272,072)	(91,257,450)	(28,736,543)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(1,793,014)	(1,582,681)	(5,057,545)	(4,979,925)
Class C Shares	(376,907)	(301,511)	(191,004)	(214,778)
Institutional Shares	(35,324,311)	(36,684,513)	(11,633,080)	(14,905,771)
Service Shares	—	—	(249,238)	(281,289)
Investor Shares	(2,482,796)	(2,311,031)	(706,523)	(665,412)
Class R6 Shares	(10,339,350)	(8,846,507)	(1,547,872)	(2,014,378)
Class R Shares	—	—	(209,436)	(222,419)
Class P Shares	(2,356,053)	(1,404,292)	(65,611,022)	(68,686,044)
Return of capital:
Class A Shares	—	—	(332,122)	(518,434)
Class C Shares	—	—	(12,543)	(22,359)
Institutional Shares	—	—	(763,927)	(1,551,764)
Service Shares	—	—	(16,367)	(29,284)
Investor Shares	—	—	(46,396)	(69,273)
Class R6 Shares	—	—	(101,647)	(209,707)
Class R Shares	—	—	(13,753)	(23,155)
Class P Shares	—	—	(4,308,580)	(7,150,556)

Total distributions to shareholders	(52,672,431)	(51,130,535)	(90,801,055)	(101,544,548)

From share transactions:

Proceeds from sales of shares	511,425,652	378,031,510	610,264,246	539,521,780
Reinvestment of distributions	49,302,790	48,583,740	89,352,530	98,948,592
Cost of shares redeemed	(674,272,076)	(565,991,271)	(808,300,869)	(686,271,740)

Net decrease in net assets resulting from share transactions	(113,543,634)	(139,376,021)	(108,684,093)	(47,801,368)

TOTAL DECREASE	(275,710,318)	(272,778,628)	(290,742,598)	(178,082,459)

Net assets:

Beginning of year	1,022,584,336	1,295,362,964	1,895,835,904	2,073,918,363

End of year	$746,874,018	$1,022,584,336	$1,605,093,306	$1,895,835,904

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund		Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income	$225,127,236	$103,592,264	$20,943,099	$14,135,384
Net realized gain (loss)	(140,571,283)	11,732,842	(45,680,887)	7,188,159
Net change in unrealized loss	(101,177,716)	(73,995,547)	(14,411,553)	(50,581,717)

Net increase (decrease) in net assets resulting from operations	(16,621,763)	41,329,559	(39,149,341)	(29,258,174)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(220,656)	(125,229)	(201,756)	(410,680)
Class C Shares	(53,680)	(20,302)	—	—
Institutional Shares	(9,142,854)	(3,187,831)	(2,037,738)	(4,531,788)
Separate Account Institutional Shares	—	—	(3,423,254)	(6,705,271)
Investor Shares	(408,711)	(186,916)	(240,367)	(192,946)
Class R6 Shares	(6,456,410)	(6,796,879)	(9,733,730)	(7,116,322)
Class R Shares	(8,936)	(666)	—	—
Class P Shares	(221,534,305)	(95,261,664)	(5,038,884)	(7,498,651)
Return of capital:
Class A Shares	—	—	(26,216)	(58,996)
Institutional Shares	—	—	(264,780)	(740,975)
Separate Account Institutional Shares	—	—	(444,811)	(1,062,860)
Investor Shares	—	—	(31,233)	(30,147)
Class R6 Shares	—	—	(1,264,781)	(907,560)
Class P Shares	—	—	(654,743)	(1,187,427)

Total distributions to shareholders	(237,825,552)	(105,579,487)	(23,362,293)	(30,443,623)

From share transactions:

Proceeds from sales of shares	1,454,069,033	3,376,725,282	130,950,734	476,473,452
Reinvestment of distributions	237,740,242	105,557,577	23,170,246	30,177,326
Cost of shares redeemed	(3,893,329,697)	(635,682,861)	(152,627,882)	(220,239,227)

Net increase (decrease) in net assets resulting from share transactions	(2,201,520,422)	2,846,599,998	1,493,098	286,411,551

TOTAL INCREASE (DECREASE)	(2,455,967,737)	2,782,350,070	(61,018,536)	226,709,754

Net assets:

Beginning of year	4,691,070,934	1,908,720,864	699,243,357	472,533,603

End of year	$2,235,103,197	$4,691,070,934	$638,224,821	$699,243,357

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Local Emerging Markets Debt Fund		U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2022

From operations:

Net investment income	$ 2,806,131	$ 2,597,585	$5,883,936	$606,643
Net realized loss	(4,936,657)	(2,811,525)	(12,227,637)	(810,978)
Net change in unrealized gain (loss)	1,518,788	(3,130,535)	(7,127,865)	(15,688,501)

Net decrease in net assets resulting from operations	(611,738)	(3,344,475)	(13,471,566)	(15,892,836)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(252,619)	(166,179)	(622,549)	(319,782)
Class C Shares	(120,407)	(58,135)	—	—
Institutional Shares	(576,676)	(458,752)	(1,848,185)	(1,270,915)
Separate Account Institutional Shares	—	—	(2,950,292)	(1,769,329)
Investor Shares	(523,757)	(176,552)	(737,892)	(552,267)
Class R6 Shares	(1,539,775)	(895,067)	(539,757)	(155,602)
Class P Shares	(1,362,172)	(1,027,268)	(183,718)	(99,368)
Return of capital:
Class A Shares	—	—	—	(23,740)
Institutional Shares	—	—	—	(94,353)
Separate Account Institutional Shares	—	—	—	(131,355)
Investor Shares	—	—	—	(41,000)
Class R6 Shares	—	—	—	(11,552)
Class P Shares	—	—	—	(7,377)

Total distributions to shareholders	(4,375,406)	(2,781,953)	(6,882,393)	(4,476,640)

From share transactions:

Proceeds from sales of shares	29,451,105	20,697,708	62,686,063	113,342,752
Reinvestment of distributions	4,289,198	2,727,436	6,378,164	4,229,435
Cost of shares redeemed	(21,403,280)	(42,874,205)	(82,115,700)	(187,165,191)

Net increase (decrease) in net assets resulting from share transactions	12,337,023	(19,449,061)	(13,051,473)	(69,593,004)

TOTAL INCREASE (DECREASE)	7,349,879	(25,575,489)	(33,405,432)	(89,962,480)

Net assets:

Beginning of year	51,370,417	76,945,906	266,498,906	356,461,386

End of year	$ 58,720,296	$ 51,370,417	$233,093,474	$266,498,906

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.65	$11.98	$10.36	$12.20	$12.67

Net investment income (a)	0.44	0.44	0.43	0.51	0.58

Net realized and unrealized gain (loss)	(1.52)	(1.32)	1.61	(1.85)	(0.51)

Total from investment operations	(1.08)	(0.88)	2.04	(1.34)	0.07

Distributions to shareholders from net investment income	(0.68)	(0.45)	(0.42)	(0.26)	(0.50)

Distributions to shareholders from return of capital	—	—	—	(0.24)	(0.04)

Total distributions	(0.68)	(0.45)	(0.42)	(0.50)	(0.54)

Net asset value, end of year	$8.89	$10.65	$11.98	$10.36	$12.20

Total return(b)	(10.08)%	(7.64)%	19.75%	(11.48)%	0.77%

Net assets, end of year (in 000s)	$23,037	$29,940	$43,340	$46,179	$61,408

Ratio of net expenses to average net assets	1.16%	1.16%	1.17%	1.19%	1.20%

Ratio of total expenses to average net assets	1.29%	1.22%	1.25%	1.26%	1.24%

Ratio of net investment income to average net assets	4.73%	3.62%	3.60%	4.17%	4.84%

Portfolio turnover rate(c)	53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.64	$11.97	$10.35	$12.19	$12.67

Net investment income(a)	0.37	0.35	0.34	0.42	0.48

Net realized and unrealized gain (loss)	(1.53)	(1.32)	1.61	(1.85)	(0.51)

Total from investment operations	(1.16)	(0.97)	1.95	(1.43)	(0.03)

Distributions to shareholders from net investment income	(0.61)	(0.36)	(0.33)	(0.22)	(0.41)

Distributions to shareholders from return of capital	—	—	—	(0.19)	(0.04)

Total distributions	(0.61)	(0.36)	(0.33)	(0.41)	(0.45)

Net asset value, end of year	$8.87	$10.64	$11.97	$10.35	$12.19

Total return(b)	(10.76)%	(8.34)%	18.76%	(12.07)%	(0.06)%

Net assets, end of year (in 000s)	$5,112	$8,088	$10,192	$13,742	$21,871

Ratio of net expenses to average net assets	1.91%	1.91%	1.92%	1.94%	1.95%

Ratio of total expenses to average net assets	2.04%	1.97%	2.00%	2.01%	1.99%

Ratio of net investment income to average net assets	3.95%	2.88%	2.86%	3.42%	4.08%

Portfolio turnover rate(c)	53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.66	$11.99	$10.37	$12.21	$12.69

Net investment income(a)	0.46	0.47	0.47	0.55	0.62

Net realized and unrealized gain (loss)	(1.53)	(1.31)	1.61	(1.85)	(0.52)

Total from investment operations	(1.07)	(0.84)	2.08	(1.30)	0.10

Distributions to shareholders from net investment income	(0.70)	(0.49)	(0.46)	(0.29)	(0.53)

Distributions to shareholders from return of capital	—	—	—	(0.25)	(0.05)

Total distributions	(0.70)	(0.49)	(0.46)	(0.54)	(0.58)

Net asset value, end of year	$8.89	$10.66	$11.99	$10.37	$12.21

Total return(b)	(9.90)%	(7.35)%	19.99%	(11.10)%	1.04%

Net assets, end of year (in 000s)	$407,041	$726,607	$916,157	$825,481	$1,087,407

Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.87%	0.86%

Ratio of total expenses to average net assets	0.96%	0.89%	0.92%	0.92%	0.90%

Ratio of net investment income to average net assets	4.98%	3.94%	3.92%	4.48%	5.18%

Portfolio turnover rate(c)	53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.67	$12.00	$10.38	$12.21	$12.69

Net investment income(a)	0.47	0.47	0.46	0.54	0.61

Net realized and unrealized gain (loss)	(1.55)	(1.32)	1.61	(1.83)	(0.52)

Total from investment operations	(1.08)	(0.85)	2.07	(1.29)	0.09

Distributions to shareholders from net investment income	(0.70)	(0.48)	(0.45)	(0.29)	(0.52)

Distributions to shareholders from return of capital	—	—	—	(0.25)	(0.05)

Total distributions	(0.70)	(0.48)	(0.45)	(0.54)	(0.57)

Net asset value, end of year	$8.89	$10.67	$12.00	$10.38	$12.21

Total return(b)	(9.84)%	(7.47)%	20.02%	(11.16)%	0.95%

Net assets, end of year (in 000s)	$119,488	$38,862	$75,617	$70,616	$103,473

Ratio of net expenses to average net assets	0.89%	0.91%	0.92%	0.94%	0.95%

Ratio of total expenses to average net assets	1.04%	0.97%	1.00%	1.01%	0.99%

Ratio of net investment income to average net assets	5.15%	3.86%	3.85%	4.42%	5.09%

Portfolio turnover rate(c)	53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.66	$11.99	$10.37	$12.21	$12.69

Net investment income(a)	0.47	0.47	0.47	0.55	0.60

Net realized and unrealized gain (loss)	(1.53)	(1.31)	1.61	(1.85)	(0.50)

Total from investment operations	(1.06)	(0.84)	2.08	(1.30)	0.10

Distributions to shareholders from net investment income	(0.71)	(0.49)	(0.46)	(0.28)	(0.53)

Distributions to shareholders from return of capital	—	—	—	(0.26)	(0.05)

Total distributions	(0.71)	(0.49)	(0.46)	(0.54)	(0.58)

Net asset value, end of year	$8.89	$10.66	$11.99	$10.37	$12.21

Total return(b)	(9.89)%	(7.34)%	20.12%	(11.17)%	1.05%

Net assets, end of year (in 000s)	$161,802	$183,368	$214,558	$184,389	$332,270

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.86%	0.85%

Ratio of total expenses to average net assets	0.95%	0.88%	0.91%	0.91%	0.90%

Ratio of net investment income to average net assets	5.01%	3.94%	3.92%	4.50%	5.10%

Portfolio turnover rate(c)	53%	32%	79%	87%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$10.65	$11.99	$10.37	$12.20	$ 12.59

Net investment income(b)	0.46	0.47	0.48	0.55	0.55

Net realized and unrealized gain (loss)	(1.52)	(1.32)	1.60	(1.84)	(0.40)

Total from investment operations	(1.06)	(0.85)	2.08	(1.29)	0.15

Distributions to shareholders from net investment income	(0.71)	(0.49)	(0.46)	(0.29)	(0.50)

Distributions to shareholders from return of capital	—	—	—	(0.25)	(0.04)

Total distributions	(0.71)	(0.49)	(0.46)	(0.54)	(0.54)

Net asset value, end of period	$8.88	$10.65	$11.99	$10.37	$ 12.20

Total return(c)	(9.81)%	(7.43)%	20.12%	(11.10)%	1.46%

Net assets, end of period (in 000s)	$30,394	$35,720	$35,499	$14,207	$14,908

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.86%	0.85%(d)

Ratio of total expenses to average net assets	0.95%	0.88%	0.90%	0.91%	0.91%(d)

Ratio of net investment income to average net assets	5.03%	3.97%	3.96%	4.49%	5.00%(d)

Portfolio turnover rate(e)	53%	32%	79%	87%	80%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.00	$6.39	$5.47	$6.32	$6.34

Net investment income (a)	0.28	0.26	0.31	0.33	0.33

Net realized and unrealized gain (loss)	(0.56)	(0.36)	0.93	(0.83)	(0.01)

Total from investment operations	(0.28)	(0.10)	1.24	(0.50)	0.32

Distributions to shareholders from net investment income	(0.28)	(0.26)	(0.32)	(0.35)	(0.34)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.30)	(0.29)	(0.32)	(0.35)	(0.34)

Net asset value, end of year	$5.42	$6.00	$6.39	$5.47	$6.32

Total return(c)	(4.51)%	(1.77)%	23.07%	(8.50)%	5.20%

Net assets, end of year (in 000s)	$96,399	$111,249	$126,459	$120,003	$163,355

Ratio of net expenses to average net assets	0.99%	1.00%	1.03%	1.03%	1.04%

Ratio of total expenses to average net assets	1.11%	1.10%	1.11%	1.11%	1.11%

Ratio of net investment income to average net assets	5.18%	4.15%	5.04%	5.26%	5.31%

Portfolio turnover rate(d)	39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.01	$6.40	$5.47	$6.32	$6.34

Net investment income(a)	0.24	0.22	0.26	0.29	0.29

Net realized and unrealized gain (loss)	(0.57)	(0.37)	0.95	(0.84)	(0.02)

Total from investment operations	(0.33)	(0.15)	1.21	(0.55)	0.27

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.28)	(0.30)	(0.29)

Distributions to shareholders from return of capital	(0.02)	(0.02)	—	— (b)	—

Total distributions	(0.26)	(0.24)	(0.28)	(0.30)	(0.29)

Net asset value, end of year	$5.42	$6.01	$6.40	$5.47	$6.32

Total return(c)	(5.38)%	(2.50)%	22.12%	(9.02)%	4.41%

Net assets, end of year (in 000s)	$3,721	$5,607	$6,448	$9,942	$15,532

Ratio of net expenses to average net assets	1.74%	1.75%	1.78%	1.78%	1.79%

Ratio of total expenses to average net assets	1.86%	1.85%	1.86%	1.86%	1.85%

Ratio of net investment income to average net assets	4.41%	3.40%	4.27%	4.52%	4.53%

Portfolio turnover rate(d)	39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.02	$6.41	$5.48	$6.33	$6.35

Net investment income(a)	0.30	0.28	0.33	0.35	0.35

Net realized and unrealized gain (loss)	(0.57)	(0.36)	0.94	(0.83)	(0.01)

Total from investment operations	(0.27)	(0.08)	1.27	(0.48)	0.34

Distributions to shareholders from net investment income	(0.30)	(0.28)	(0.34)	(0.37)	(0.36)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.32)	(0.31)	(0.34)	(0.37)	(0.36)

Net asset value, end of year	$5.43	$6.02	$6.41	$5.48	$6.33

Total return(c)	(4.38)%	(1.48)%	23.34%	(8.05)%	5.50%

Net assets, end of year (in 000s)	$178,298	$263,256	$295,209	$250,926	$338,503

Ratio of net expenses to average net assets	0.71%	0.72%	0.75%	0.75%	0.75%

Ratio of total expenses to average net assets	0.78%	0.77%	0.78%	0.77%	0.75%

Ratio of net investment income to average net assets	5.44%	4.43%	5.29%	5.55%	5.52%

Portfolio turnover rate(d)	39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Service Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.00	$6.39	$5.46	$6.31	$6.33

Net investment income(a)	0.27	0.25	0.30	0.32	0.32

Net realized and unrealized gain (loss)	(0.57)	(0.37)	0.94	(0.84)	(0.02)

Total from investment operations	(0.30)	(0.12)	1.24	(0.52)	0.30

Distributions to shareholders from net investment income	(0.27)	(0.24)	(0.31)	(0.33)	(0.32)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.29)	(0.27)	(0.31)	(0.33)	(0.32)

Net asset value, end of year	$5.41	$6.00	$6.39	$5.46	$6.31

Total return(c)	(4.89)%	(1.99)%	22.80%	(8.56)%	4.97%

Net assets, end of year (in 000s)	$4,258	$6,867	$8,331	$5,563	$10,858

Ratio of net expenses to average net assets	1.21%	1.22%	1.25%	1.25%	1.25%

Ratio of total expenses to average net assets	1.28%	1.27%	1.28%	1.27%	1.27%

Ratio of net investment income to average net assets	4.92%	3.94%	4.80%	5.05%	5.10%

Portfolio turnover rate(d)	39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.02	$6.40	$5.48	$6.33	$6.35

Net investment income(a)	0.30	0.28	0.33	0.35	0.35

Net realized and unrealized gain (loss)	(0.57)	(0.36)	0.93	(0.83)	(0.02)

Total from investment operations	(0.27)	(0.08)	1.26	(0.48)	0.33

Distributions to shareholders from net investment income	(0.30)	(0.27)	(0.34)	(0.37)	(0.35)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.32)	(0.30)	(0.34)	(0.37)	(0.35)

Net asset value, end of year	$5.43	$6.02	$6.40	$5.48	$6.33

Total return(c)	(4.25)%	(1.52)%	23.34%	(8.25)%	5.46%

Net assets, end of year (in 000s)	$7,715	$16,174	$14,217	$13,268	$18,830

Ratio of net expenses to average net assets	0.74%	0.75%	0.78%	0.78%	0.79%

Ratio of total expenses to average net assets	0.86%	0.85%	0.86%	0.86%	0.86%

Ratio of net investment income to average net assets	5.40%	4.40%	5.29%	5.52%	5.56%

Portfolio turnover rate(d)	39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.03	$6.42	$5.49	$6.34	$6.36

Net investment income(a)	0.29	0.28	0.33	0.35	0.35

Net realized and unrealized gain (loss)	(0.56)	(0.36)	0.94	(0.83)	(0.01)

Total from investment operations	(0.27)	(0.08)	1.27	(0.48)	0.34

Distributions to shareholders from net investment income	(0.30)	(0.28)	(0.34)	(0.37)	(0.36)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.32)	(0.31)	(0.34)	(0.37)	(0.36)

Net asset value, end of year	$5.44	$6.03	$6.42	$5.49	$6.34

Total return(c)	(4.36)%	(1.46)%	23.32%	(8.02)%	5.51%

Net assets, end of year (in 000s)	$16,748	$70,219	$41,825	$49,791	$81,751

Ratio of net expenses to average net assets	0.70%	0.71%	0.74%	0.74%	0.74%

Ratio of total expenses to average net assets	0.77%	0.76%	0.77%	0.76%	0.75%

Ratio of net investment income to average net assets	5.31%	4.45%	5.31%	5.55%	5.58%

Portfolio turnover rate(d)	39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$6.00	$6.38	$5.47	$6.31	$6.33

Net investment income(a)	0.27	0.25	0.30	0.32	0.32

Net realized and unrealized gain (loss)	(0.57)	(0.36)	0.92	(0.83)	(0.02)

Total from investment operations	(0.30)	(0.11)	1.22	(0.51)	0.30

Distributions to shareholders from net investment income	(0.27)	(0.24)	(0.31)	(0.33)	(0.32)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	— (b)	—

Total distributions	(0.29)	(0.27)	(0.31)	(0.33)	(0.32)

Net asset value, end of year	$5.41	$6.00	$6.38	$5.47	$6.31

Total return(c)	(4.92)%	(1.87)%	22.57%	(8.58)%	4.93%

Net assets, end of year (in 000s)	$3,816	$4,551	$6,089	$9,899	$12,560

Ratio of net expenses to average net assets	1.24%	1.25%	1.28%	1.28%	1.29%

Ratio of total expenses to average net assets	1.36%	1.35%	1.36%	1.36%	1.36%

Ratio of net investment income to average net assets	4.93%	3.90%	4.84%	5.01%	5.06%

Portfolio turnover rate(d)	39%	56%	71%	80%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$6.02	$6.41	$5.48	$6.33	$6.42

Net investment income(b)	0.30	0.28	0.33	0.35	0.33

Net realized and unrealized gain (loss)	(0.57)	(0.36)	0.94	(0.83)	(0.08)

Total from investment operations	(0.27)	(0.08)	1.27	(0.48)	0.25

Distributions to shareholders from net investment income	(0.30)	(0.28)	(0.34)	(0.37)	(0.34)

Distributions to shareholders from return of capital	(0.02)	(0.03)	—	— (c)	—

Total distributions	(0.32)	(0.31)	(0.34)	(0.37)	(0.34)

Net asset value, end of period	$5.43	$6.02	$6.41	$5.48	$6.33

Total return(d)	(4.37)%	(1.47)%	23.35%	(8.04)%	4.00%

Net assets, end of period (in 000s)	$1,294,140	$1,417,912	$1,575,340	$1,331,465	$1,604,685

Ratio of net expenses to average net assets	0.70%	0.71%	0.74%	0.74%	0.74%(e)

Ratio of total expenses to average net assets	0.77%	0.76%	0.77%	0.76%	0.77%(e)

Ratio of net investment income to average net assets	5.47%	4.44%	5.31%	5.55%	5.67%(e)

Portfolio turnover rate(f)	39%	56%	71%	80%	59%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.23	$9.36	$7.89	$9.36	$9.65

Net investment income (a)	0.52	0.29	0.32	0.45	0.44

Net realized and unrealized gain (loss)	(0.46)	(0.13)	1.48	(1.47)	(0.29)

Total from investment operations	0.06	0.16	1.80	(1.02)	0.15

Distributions to shareholders from net investment income	(0.58)	(0.29)	(0.33)	(0.45)	(0.44)

Net asset value, end of year	$8.71	$9.23	$9.36	$7.89	$9.36

Total return(b)	0.77%	1.83%	22.96%	(11.44)%	1.57%

Net assets, end of year (in 000s)	$2,959	$3,623	$3,583	$2,788	$3,802

Ratio of net expenses to average net assets after interest expense	1.06%	0.96%	1.06%	1.04%	0.97%

Ratio of net expenses to average net assets before interest expense	0.99%	0.94%	1.01%	1.03%	0.97%

Ratio of total expenses to average net assets after interest expense	1.07%	0.98%	1.11%	1.04%	0.97%

Ratio of net investment income to average net assets	5.89%	3.05%	3.62%	4.86%	4.57%

Portfolio turnover rate(c)	24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.23	$9.36	$7.89	$9.36	$9.65

Net investment income(a)	0.44	0.22	0.26	0.38	0.36

Net realized and unrealized gain (loss)	(0.45)	(0.13)	1.47	(1.47)	(0.28)

Total from investment operations	(0.01)	0.09	1.73	(1.09)	0.08

Distributions to shareholders from net investment income	(0.51)	(0.22)	(0.26)	(0.38)	(0.37)

Net asset value, end of year	$8.71	$9.23	$9.36	$7.89	$9.36

Total return(b)	0.02%	0.96%	22.18%	(12.10)%	0.81%

Net assets, end of year (in 000s)	$731	$1,178	$578	$673	$1,126

Ratio of net expenses to average net assets after interest expense	1.80%	1.71%	1.81%	1.79%	1.71%

Ratio of net expenses to average net assets before interest expense	1.74%	1.69%	1.76%	1.77%	1.71%

Ratio of total expenses to average net assets after interest expense	1.81%	1.73%	1.87%	1.79%	1.72%

Ratio of net investment income to average net assets	5.01%	2.31%	2.93%	4.12%	3.74%

Portfolio turnover rate(c)	24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.23	$9.36	$7.90	$9.36	$9.66

Net investment income(a)	0.58	0.32	0.36	0.48	0.43

Net realized and unrealized gain (loss)	(0.49)	(0.13)	1.46	(1.45)	(0.26)

Total from investment operations	0.09	0.19	1.82	(0.97)	0.17

Distributions to shareholders from net investment income	(0.61)	(0.32)	(0.36)	(0.49)	(0.47)

Net asset value, end of year	$8.71	$9.23	$9.36	$7.90	$9.36

Total return(b)	1.10%	2.06%	23.34%	(11.03)%	1.81%

Net assets, end of year (in 000s)	$131,964	$71,792	$75,149	$79,977	$89,465

Ratio of net expenses to average net assets after interest expense	0.75%	0.63%	0.72%	0.70%	0.61%

Ratio of net expenses to average net assets before interest expense	0.67%	0.61%	0.67%	0.68%	0.61%

Ratio of total expenses to average net assets after interest expense	0.75%	0.65%	0.76%	0.70%	0.62%

Ratio of net investment income to average net assets	6.58%	3.38%	3.99%	5.16%	4.51%

Portfolio turnover rate(c)	24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.25	$9.38	$7.91	$9.38	$9.67

Net investment income(a)	0.57	0.31	0.34	0.48	0.45

Net realized and unrealized gain (loss)	(0.49)	(0.13)	1.48	(1.47)	(0.28)

Total from investment operations	0.08	0.18	1.82	(0.99)	0.17

Distributions to shareholders from net investment income	(0.60)	(0.31)	(0.35)	(0.48)	(0.46)

Net asset value, end of year	$8.73	$9.25	$9.38	$7.91	$9.38

Total return(b)	1.04%	1.98%	23.35%	(11.18)%	1.83%

Net assets, end of year (in 000s)	$6,217	$6,293	$3,825	$705	$1,431

Ratio of net expenses to average net assets after interest expense	0.83%	0.71%	0.80%	0.78%	0.71%

Ratio of net expenses to average net assets before interest expense	0.75%	0.69%	0.75%	0.77%	0.71%

Ratio of total expenses to average net assets after interest expense	0.83%	0.73%	0.84%	0.78%	0.72%

Ratio of net investment income to average net assets	6.45%	3.30%	3.74%	5.14%	4.69%

Portfolio turnover rate(c)	24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.24	$9.36	$7.90	$9.37	$9.67

Net investment income(a)	0.43	0.32	0.33	0.49	0.45

Net realized and unrealized gain (loss)	(0.34)	(0.12)	1.49	(1.47)	(0.28)

Total from investment operations	0.09	0.20	1.82	(0.98)	0.17

Distributions to shareholders from net investment income	(0.61)	(0.32)	(0.36)	(0.49)	(0.47)

Net asset value, end of year	$8.72	$9.24	$9.36	$7.90	$9.37

Total return(b)	1.12%	2.18%	23.35%	(11.11)%	1.82%

Net assets, end of year (in 000s)	$17,687	$355,784	$143,999	$24,486	$26,552

Ratio of net expenses to average net assets after interest expense	0.63%	0.62%	0.70%	0.69%	0.60%

Ratio of net expenses to average net assets before interest expense	0.62%	0.62%	0.57%	0.67%	0.60%

Ratio of total expenses to average net assets after interest expense	0.64%	0.64%	0.75%	0.69%	0.61%

Ratio of net investment income to average net assets	4.84%	3.41%	3.59%	5.20%	4.69%

Portfolio turnover rate(c)	24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class R Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.23	$9.35	$7.89	$9.36	$9.65

Net investment income(a)	0.59	0.26	0.30	0.44	0.42

Net realized and unrealized gain (loss)	(0.56)	(0.11)	1.47	(1.48)	(0.30)

Total from investment operations	0.03	0.15	1.77	(1.04)	0.12

Distributions to shareholders from net investment income	(0.55)	(0.27)	(0.31)	(0.43)	(0.41)

Net asset value, end of year	$8.71	$9.23	$9.35	$7.89	$9.36

Total return(b)	0.52%	1.58%	22.69%	(11.64)%	1.31%

Net assets, end of year (in 000s)	$249	$68	$13	$11	$100

Ratio of net expenses to average net assets after interest expense	1.38%	1.18%	1.29%	1.27%	1.22%

Ratio of net expenses to average net assets before interest expense	1.27%	1.17%	1.25%	1.26%	1.22%

Ratio of total expenses to average net assets after interest expense	1.39%	1.20%	1.34%	1.27%	1.23%

Ratio of net investment income to average net assets	6.68%	2.79%	3.38%	4.75%	4.40%

Portfolio turnover rate(c)	24%	26%	53%	39%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$9.25	$9.37	$7.91	$9.37	$ 9.69

Net investment income(b)	0.55	0.32	0.35	0.49	0.45

Net realized and unrealized gain (loss)	(0.46)	(0.12)	1.47	(1.46)	(0.33)

Total from investment operations	0.09	0.20	1.82	(0.97)	0.12

Distributions to shareholders from net investment income	(0.61)	(0.32)	(0.36)	(0.49)	(0.44)

Net asset value, end of period	$8.73	$9.25	$9.37	$7.91	$ 9.37

Total return(c)	1.13%	2.18%	23.49%	(11.11)%	1.32%

Net assets, end of period (in 000s)	$2,075,297	$4,252,333	$1,681,575	$1,132,605	$2,215,089

Ratio of net expenses to average net assets after interest expense	0.71%	0.62%	0.71%	0.69%	0.62%

Ratio of net expenses to average net assets before interest expense	0.65%	0.62%	0.70%	0.67%	0.62%

Ratio of total expenses to average net assets after interest expense	0.72%	0.64%	0.76%	0.69%	0.63%

Ratio of net investment income to average net assets	6.16%	3.40%	3.94%	5.22%	5.04%(d)

Portfolio turnover rate(e)	24%	26%	53%	39%	69%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.76	$9.59	$8.96	$9.16	$9.01

Net investment income (a)	0.24	0.20	0.24	0.27	0.28

Net realized and unrealized gain (loss)	(0.76)	(0.58)	0.77	(0.06)	0.16

Total from investment operations	(0.52)	(0.38)	1.01	0.21	0.44

Distributions to shareholders from net investment income	(0.24)	(0.17)	(0.25)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	(0.03)	(0.06)	—	—	—

Total distributions	(0.27)	(0.45)	(0.38)	(0.41)	(0.29)

Net asset value, end of year	$7.97	$8.76	$9.59	$8.96	$9.16

Total return(b)	(5.71)%	(4.42)%	11.23%	1.98%	5.14%

Net assets, end of year (in 000s)	$6,130	$8,652	$9,743	$9,832	$7,895

Ratio of net expenses to average net assets	0.71%	0.71%	0.72%	0.72%	0.72%

Ratio of total expenses to average net assets	0.79%	0.79%	0.79%	0.81%	0.84%

Ratio of net investment income to average net assets	3.02%	2.04%	2.40%	2.86%	3.19%

Portfolio turnover rate(c)	58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.76	$9.59	$8.96	$9.17	$9.01

Net investment income(a)	0.27	0.23	0.27	0.30	0.31

Net realized and unrealized gain (loss)	(0.76)	(0.58)	0.78	(0.07)	0.17

Total from investment operations	(0.49)	(0.35)	1.05	0.23	0.48

Distributions to shareholders from net investment income	(0.27)	(0.20)	(0.29)	(0.32)	(0.32)

Distributions to shareholders from net realized gains	—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	(0.03)	(0.06)	—	—	—

Total distributions	(0.30)	(0.48)	(0.42)	(0.44)	(0.32)

Net asset value, end of year	$7.97	$8.76	$9.59	$8.96	$9.17

Total return(b)	(5.50)%	(4.00)%	11.47%	2.44%	5.50%

Net assets, end of year (in 000s)	$64,706	$66,925	$123,553	$51,976	$40,548

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.46%	0.46%	0.45%	0.47%	0.48%

Ratio of net investment income to average net assets	3.38%	2.38%	2.69%	3.19%	3.49%

Portfolio turnover rate(c)	58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Separate Account Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.76	$9.60	$8.97	$9.17	$9.02

Net investment income(a)	0.27	0.23	0.27	0.31	0.31

Net realized and unrealized gain (loss)	(0.76)	(0.59)	0.78	(0.07)	0.16

Total from investment operations	(0.49)	(0.36)	1.05	0.24	0.47

Distributions to shareholders from net investment income	(0.27)	(0.20)	(0.29)	(0.32)	(0.32)

Distributions to shareholders from net realized gains	—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	(0.03)	(0.06)	—	—	—

Total distributions	(0.30)	(0.48)	(0.42)	(0.44)	(0.32)

Net asset value, end of year	$7.97	$8.76	$9.60	$8.97	$9.17

Total return(b)	(5.38)%	(4.09)%	11.60%	2.45%	5.39%

Net assets, end of year (in 000s)	$102,580	$123,397	$176,606	$226,962	$228,692

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.46%	0.49%

Ratio of net investment income to average net assets	3.38%	2.39%	2.75%	3.21%	3.55%

Portfolio turnover rate(c)	58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.76	$9.59	$8.96	$9.17	$9.02

Net investment income(a)	0.27	0.22	0.26	0.30	0.31

Net realized and unrealized gain (loss)	(0.77)	(0.58)	0.78	(0.07)	0.15

Total from investment operations	(0.50)	(0.36)	1.04	0.23	0.46

Distributions to shareholders from net investment income	(0.26)	(0.19)	(0.28)	(0.32)	(0.31)

Distributions to shareholders from net realized gains	—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	(0.03)	(0.06)	—	—	—

Total distributions	(0.29)	(0.47)	(0.41)	(0.44)	(0.31)

Net asset value, end of year	$7.97	$8.76	$9.59	$8.96	$9.17

Total return(b)	(5.58)%	(4.07)%	11.38%	2.35%	5.28%

Net assets, end of year (in 000s)	$11,844	$3,815	$5,364	$4,628	$3,164

Ratio of net expenses to average net assets	0.46%	0.46%	0.46%	0.47%	0.47%

Ratio of total expenses to average net assets	0.54%	0.54%	0.54%	0.56%	0.58%

Ratio of net investment income to average net assets	3.39%	2.30%	2.63%	3.10%	3.45%

Portfolio turnover rate(c)	58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.76	$9.59	$8.96	$9.17	$9.02

Net investment income(a)	0.27	0.22	0.27	0.31	0.33

Net realized and unrealized gain (loss)	(0.76)	(0.57)	0.78	(0.08)	0.14

Total from investment operations	(0.49)	(0.35)	1.05	0.23	0.47

Distributions to shareholders from net investment income	(0.27)	(0.20)	(0.29)	(0.32)	(0.32)

Distributions to shareholders from net realized gains	—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	(0.03)	(0.06)	—	—	—

Total distributions	(0.30)	(0.48)	(0.42)	(0.44)	(0.32)

Net asset value, end of year	$7.97	$8.76	$9.59	$8.96	$9.17

Total return(b)	(5.38)%	(3.99)%	11.48%	2.45%	5.39%

Net assets, end of year (in 000s)	$274,325	$320,086	$1,228	$978	$675

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.46%	0.54%

Ratio of net investment income to average net assets	3.38%	2.35%	2.74%	3.20%	3.63%

Portfolio turnover rate(c)	58%	31%	69%	76%	82%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$8.76	$9.59	$8.96	$9.16	$ 8.93

Net investment income(b)	0.27	0.23	0.27	0.31	0.30

Net realized and unrealized gain (loss)	(0.76)	(0.58)	0.78	(0.07)	0.23

Total from investment operations	(0.49)	(0.35)	1.05	0.24	0.53

Distributions to shareholders from net investment income	(0.27)	(0.20)	(0.29)	(0.32)	(0.30)

Distributions to shareholders from net realized gains	—	(0.22)	(0.13)	(0.12)	—

Distributions to shareholders from return of capital	(0.03)	(0.06)	—	—	—

Total distributions	(0.30)	(0.48)	(0.42)	(0.44)	(0.30)

Net asset value, end of period	$7.97	$8.76	$9.59	$8.96	$ 9.16

Total return(c)	(5.39)%	(4.10)%	11.61%	2.45%	6.12%

Net assets, end of period (in 000s)	$178,640	$176,368	$156,039	$189,611	$196,668

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%(d)

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.46%	0.51%(d)

Ratio of net investment income to average net assets	3.39%	2.38%	2.73%	3.22%	3.57%(d)

Portfolio turnover rate(e)	58%	31%	69%	76%	82%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$5.00	$5.56	$4.98	$5.76	$6.89

Net investment income (a)	0.23	0.19	0.20	0.24	0.34

Net realized and unrealized gain (loss)	(0.33)	(0.55)	0.58	(0.79)	(1.17)

Total from investment operations	(0.10)	(0.36)	0.78	(0.55)	(0.83)

Distributions to shareholders from net investment income	(0.35)	(0.20)	—	— (b)	—

Distributions to shareholders from return of capital	—	—	(0.20)	(0.23)	(0.30)

Total distributions	(0.35)	(0.20)	(0.20)	(0.23)	(0.30)

Net asset value, end of year	$4.55	$5.00	$5.56	$4.98	$5.76

Total return(c)	(1.79)%	(6.51)%	15.65%	(10.05)%	(12.08)%

Net assets, end of year (in 000s)	$2,794	$3,842	$4,795	$4,808	$5,465

Ratio of net expenses to average net assets	1.22%	1.21%	1.21%	1.23%	1.21%

Ratio of total expenses to average net assets	2.49%	1.74%	1.84%	1.63%	1.53%

Ratio of net investment income to average net assets	5.08%	3.44%	3.56%	4.13%	5.75%

Portfolio turnover rate(d)	168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund

	Class C Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$5.00	$5.55	$4.98	$5.75	$6.88

Net investment income(a)	0.20	0.15	0.16	0.20	0.29

Net realized and unrealized gain (loss)	(0.34)	(0.54)	0.57	(0.78)	(1.17)

Total from investment operations	(0.14)	(0.39)	0.73	(0.58)	(0.88)

Distributions to shareholders from net investment income	(0.32)	(0.16)	—	— (b)	—

Distributions to shareholders from return of capital	—	—	(0.16)	(0.19)	(0.25)

Total distributions	(0.32)	(0.16)	(0.16)	(0.19)	(0.25)

Net asset value, end of year	$4.54	$5.00	$5.55	$4.98	$5.75

Total return(c)	(2.54)%	(7.39)%	15.02%	(10.74)%	(12.76)%

Net assets, end of year (in 000s)	$1,651	$1,879	$2,055	$2,526	$4,457

Ratio of net expenses to average net assets	1.97%	1.96%	1.96%	1.98%	1.96%

Ratio of total expenses to average net assets	3.24%	2.50%	2.58%	2.38%	2.27%

Ratio of net investment income to average net assets	4.34%	2.69%	2.82%	3.44%	4.99%

Portfolio turnover rate(d)	168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$4.99	$5.54	$4.97	$5.74	$6.87

Net investment income(a)	0.24	0.20	0.22	0.26	0.38

Net realized and unrealized gain (loss)	(0.33)	(0.53)	0.57	(0.78)	(1.20)

Total from investment operations	(0.09)	(0.33)	0.79	(0.52)	(0.82)

Distributions to shareholders from net investment income	(0.37)	(0.22)	—	— (b)	—

Distributions to shareholders from return of capital	—	—	(0.22)	(0.25)	(0.31)

Total distributions	(0.37)	(0.22)	(0.22)	(0.25)	(0.31)

Net asset value, end of year	$4.53	$4.99	$5.54	$4.97	$5.74

Total return(c)	(1.31)%	(6.43)%	16.26%	(9.82)%	(11.86)%

Net assets, end of year (in 000s)	$6,569	$11,750	$11,320	$16,667	$32,419

Ratio of net expenses to average net assets	0.92%	0.92%	0.91%	0.93%	0.91%

Ratio of total expenses to average net assets	2.14%	1.41%	1.51%	1.29%	1.10%

Ratio of net investment income to average net assets	5.36%	3.72%	3.86%	4.48%	6.33%

Portfolio turnover rate(d)	168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$4.99	$5.55	$4.97	$5.74	$6.87

Net investment income(a)	0.24	0.20	0.21	0.26	0.35

Net realized and unrealized gain (loss)	(0.32)	(0.55)	0.58	(0.79)	(1.17)

Total from investment operations	(0.08)	(0.35)	0.79	(0.53)	(0.82)

Distributions to shareholders from net investment income	(0.37)	(0.21)	—	— (b)	—

Distributions to shareholders from return of capital	—	—	(0.21)	(0.24)	(0.31)

Total distributions	(0.37)	(0.21)	(0.21)	(0.24)	(0.31)

Net asset value, end of year	$4.54	$4.99	$5.55	$4.97	$5.74

Total return(c)	(1.56)%	(6.29)%	15.97%	(9.69)%	(11.91)%

Net assets, end of year (in 000s)	$6,364	$8,364	$4,781	$5,557	$6,057

Ratio of net expenses to average net assets	0.97%	0.96%	0.96%	0.98%	0.96%

Ratio of total expenses to average net assets	2.24%	1.50%	1.60%	1.38%	1.25%

Ratio of net investment income to average net assets	5.31%	3.70%	3.80%	4.35%	6.03%

Portfolio turnover rate(d)	168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$4.99	$5.55	$4.97	$5.74	$6.87

Net investment income(a)	0.25	0.21	0.22	0.27	0.34

Net realized and unrealized gain (loss)	(0.34)	(0.55)	0.58	(0.79)	(1.16)

Total from investment operations	(0.09)	(0.34)	0.80	(0.52)	(0.82)

Distributions to shareholders from net investment income	(0.37)	(0.22)	—	— (b)	—

Distributions to shareholders from return of capital	—	—	(0.22)	(0.25)	(0.31)

Total distributions	(0.37)	(0.22)	(0.22)	(0.25)	(0.31)

Net asset value, end of year	$4.53	$4.99	$5.55	$4.97	$5.74

Total return(c)	(1.52)%	(6.42)%	16.27%	(9.82)%	(11.86)%

Net assets, end of year (in 000s)	$25,147	$4,672	$24,800	$30,325	$92,937

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.91%	0.90%

Ratio of total expenses to average net assets	2.14%	1.36%	1.48%	1.28%	1.18%

Ratio of net investment income to average net assets	5.56%	3.72%	3.87%	4.60%	5.91%

Portfolio turnover rate(d)	168%	123%	111%	84%	117%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$4.99	$5.55	$4.97	$5.74	$ 6.75

Net investment income(b)	0.24	0.21	0.22	0.26	0.31

Net realized and unrealized gain (loss)	(0.33)	(0.55)	0.58	(0.78)	(1.03)

Total from investment operations	(0.09)	(0.34)	0.80	(0.52)	(0.72)

Distributions to shareholders from net investment income	(0.37)	(0.22)	—	— (c)	—

Distributions to shareholders from return of capital	—	—	(0.22)	(0.25)	(0.29)

Total distributions	(0.37)	(0.22)	(0.22)	(0.25)	(0.29)

Net asset value, end of period	$4.53	$4.99	$5.55	$4.97	$ 5.74

Total return(d)	(1.30)%	(6.42)%	16.27%	(9.82)%	(10.66)%

Net assets, end of period (in 000s)	$16,196	$20,864	$29,194	$30,957	$52,263

Ratio of net expenses to average net assets	0.91%	0.91%	0.90%	0.92%	0.90%(e)

Ratio of total expenses to average net assets	2.15%	1.41%	1.50%	1.28%	1.24%(e)

Ratio of net investment income to average net assets	5.38%	3.73%	3.87%	4.48%	5.75%(e)

Portfolio turnover rate(f)	168%	123%	111%	84%	117%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Class A Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.87	$10.56	$10.55	$10.29	$10.21

Net investment income (loss)(a)	0.20	(0.01)	0.12	0.19	0.24

Net realized and unrealized gain (loss)	(0.77)	(0.57)	0.16	0.36	0.12

Total from investment operations	(0.57)	(0.58)	0.28	0.55	0.36

Distributions to shareholders from net investment income	(0.24)	(0.10)	(0.27)	(0.28)	(0.28)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.01)	—

Total distributions	(0.24)	(0.11)	(0.27)	(0.29)	(0.28)

Net asset value, end of year	$9.06	$9.87	$10.56	$10.55	$10.29

Total return(b)	(5.73)%	(5.48)%	2.54%	5.41%	3.60%

Net assets, end of year (in 000s)	$19,159	$30,488	$38,327	$30,384	$31,394

Ratio of net expenses to average net assets	0.78%	0.77%	0.78%	0.79%	0.78%

Ratio of total expenses to average net assets	0.88%	0.84%	0.81%	0.85%	0.86%

Ratio of net investment income (loss) to average net assets	2.12%	(0.08)%	1.08%	1.82%	2.37%

Portfolio turnover rate(c)	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.89	$10.58	$10.58	$10.32	$10.23

Net investment income(a)	0.24	0.02	0.16	0.21	0.27

Net realized and unrealized gain (loss)	(0.78)	(0.57)	0.14	0.38	0.14

Total from investment operations	(0.54)	(0.55)	0.30	0.59	0.41

Distributions to shareholders from net investment income	(0.27)	(0.13)	(0.30)	(0.32)	(0.32)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.01)	—

Total distributions	(0.27)	(0.14)	(0.30)	(0.33)	(0.32)

Net asset value, end of year	$9.08	$9.89	$10.58	$10.58	$10.32

Total return(b)	(5.40)%	(5.24)%	2.88%	5.75%	4.05%

Net assets, end of year (in 000s)	$65,787	$66,445	$89,598	$52,878	$34,027

Ratio of net expenses to average net assets	0.45%	0.44%	0.45%	0.45%	0.44%

Ratio of total expenses to average net assets	0.55%	0.51%	0.48%	0.51%	0.51%

Ratio of net investment income to average net assets	2.56%	0.16%	1.48%	1.98%	2.68%

Portfolio turnover rate(c)	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Separate Account Institutional Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.87	$10.56	$10.55	$10.30	$10.21

Net investment income(a)	0.23	0.03	0.15	0.22	0.28

Net realized and unrealized gain (loss)	(0.77)	(0.58)	0.17	0.36	0.13

Total from investment operations	(0.54)	(0.55)	0.32	0.58	0.41

Distributions to shareholders from net investment income	(0.27)	(0.13)	(0.31)	(0.32)	(0.32)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.01)	—

Total distributions	(0.27)	(0.14)	(0.31)	(0.33)	(0.32)

Net asset value, end of year	$9.06	$9.87	$10.56	$10.55	$10.30

Total return(b)	(5.41)%	(5.25)%	2.99%	5.67%	4.07%

Net assets, end of year (in 000s)	$97,749	$115,063	$150,887	$207,621	$215,647

Ratio of net expenses to average net assets	0.44%	0.43%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.54%	0.50%	0.47%	0.49%	0.51%

Ratio of net investment income to average net assets	2.54%	0.25%	1.44%	2.13%	2.77%

Portfolio turnover rate(c)	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Investor Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.89	$10.58	$10.58	$10.32	$10.23

Net investment income(a)	0.23	0.01	0.16	0.22	0.27

Net realized and unrealized gain (loss)	(0.77)	(0.57)	0.14	0.36	0.13

Total from investment operations	(0.54)	(0.56)	0.30	0.58	0.40

Distributions to shareholders from net investment income	(0.27)	(0.12)	(0.30)	(0.31)	(0.31)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.01)	—

Total distributions	(0.27)	(0.13)	(0.30)	(0.32)	(0.31)

Net asset value, end of year	$9.08	$9.89	$10.58	$10.58	$10.32

Total return(b)	(5.58)%	(5.32)%	2.79%	5.66%	3.96%

Net assets, end of year (in 000s)	$25,775	$30,695	$57,023	$114,242	$152,715

Ratio of net expenses to average net assets	0.53%	0.52%	0.53%	0.54%	0.54%

Ratio of total expenses to average net assets	0.63%	0.59%	0.57%	0.59%	0.61%

Ratio of net investment income to average net assets	2.45%	0.10%	1.47%	2.09%	2.67%

Portfolio turnover rate(c)	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Class R6 Shares

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.89	$10.58	$10.58	$10.32	$10.23

Net investment income(a)	0.24	0.05	0.17	0.22	0.29

Net realized and unrealized gain (loss)	(0.78)	(0.60)	0.14	0.37	0.12

Total from investment operations	(0.54)	(0.55)	0.31	0.59	0.41

Distributions to shareholders from net investment income	(0.27)	(0.13)	(0.31)	(0.32)	(0.32)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.01)	—

Total distributions	(0.27)	(0.14)	(0.31)	(0.33)	(0.32)

Net asset value, end of year	$9.08	$9.89	$10.58	$10.58	$10.32

Total return(b)	(5.39)%	(5.23)%	2.89%	5.77%	4.06%

Net assets, end of year (in 000s)	$17,665	$19,337	$8,245	$20,349	$14,387

Ratio of net expenses to average net assets	0.44%	0.43%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.54%	0.50%	0.49%	0.50%	0.52%

Ratio of net investment income to average net assets	2.56%	0.47%	1.55%	2.11%	2.88%

Portfolio turnover rate(c)	1,386%	1,242%	1,027%	1,233%	963%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2019(a)
	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of period	$9.89	$10.58	$10.58	$10.32	$10.16

Net investment income(b)	0.25	0.02	0.14	0.23	0.28

Net realized and unrealized gain (loss)	(0.80)	(0.57)	0.17	0.36	0.18

Total from investment operations	(0.55)	(0.55)	0.31	0.59	0.46

Distributions to shareholders from net investment income	(0.27)	(0.13)	(0.31)	(0.32)	(0.30)

Distributions to shareholders from return of capital	—	(0.01)	—	(0.01)	—

Total distributions	(0.27)	(0.14)	(0.31)	(0.33)	(0.30)

Net asset value, end of period	$9.07	$9.89	$10.58	$10.58	$10.32

Total return(c)	(5.50)%	(5.23)%	2.89%	5.77%	4.57%

Net assets, end of period (in 000s)	$6,959	$4,471	$12,382	$4,971	$8,575

Ratio of net expenses to average net assets	0.44%	0.43%	0.44%	0.44%	0.44%(d)

Ratio of total expenses to average net assets	0.55%	0.50%	0.46%	0.49%	0.52%(d)

Ratio of net investment income to average net assets	2.78%	0.17%	1.30%	2.17%	2.89%(d)

Portfolio turnover rate(e)	1,386%	1,242%	1,027%	1,233%	963%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements March 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Emerging Markets Debt	A, C, Institutional, Investor, R6 and P	Diversified

High Yield	A, C, Institutional, Service, Investor, R6, R and P	Diversified

High Yield Floating Rate	A, C, Institutional, Investor, R6, R and P	Diversified

Investment Grade Credit and U.S. Mortgages	A, Institutional, Separate Account Institutional, Investor, R6 and P	Diversified

Local Emerging Markets Debt	A, C, Institutional, Investor, R6 and P	Non-diversified

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class R, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities

167

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Emerging Markets Debt	Daily/Monthly	Annually

High Yield	Daily/Monthly	Annually

High Yield Floating Rate	Daily/Monthly	Annually

Investment Grade Credit	Daily/Monthly	Annually

Local Emerging Markets Debt	Daily/Monthly	Annually

U.S. Mortgages	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to

168

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are

169

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield Floating Rate Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

170

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

171

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2023:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$483,318,332	$1,005,630

Corporate Obligations	—	133,590,872	—

Investment Company	95,100,844	—	—

Total	$95,100,844	$616,909,204	$1,005,630

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$4,567,128	$—

Futures Contracts(a)	3,312,787	—	—

Interest Rate Swap Contracts(a)	—	1,870,106	—

Credit Default Swap Contracts(a)	—	259,230	—

Purchased Option Contracts	—	1,597,132	—

Total	$3,312,787	$8,293,596	$—

Liabilities

Credit Default Swap Contracts(a)	$—	$(264,493)	$—

Forward Foreign Currency Exchange Contracts(a)	—	(5,434,912)	—

Futures Contracts(a)	(407,478)	—	—

Interest Rate Swap Contracts(a)	—	(1,223,757)	—

Written Option Contracts	—	(1,717,582)	—

Total	$(407,478)	$(8,640,744)	$—

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,393,583,151	$—

Bank Loans	—	77,941,201	170,136

Securities Lending Reinvestment Vehicle	40,565,774	—	—

Common Stock and/or Other Equity Investments(c)

Europe	2,268,285	5,552,274	—

North America	2,120,898	1,222,543	—

Rights	—	274,489	—

Warrants	—	138,494	—

Exchange Traded Funds	16,228,617	—	—

Investment Company	50,132,617	—	—

Total	$111,316,191	$1,478,712,152	$170,136

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$278,906	$—

Futures Contracts(b)	1,144,331	—	—

Interest Rate Swap Contracts(b)	—	527,144	—

Purchased Option Contracts	—	444,611	—

Total	$1,144,331	$1,250,661	$—

Liabilities

Credit Default Swap Contracts(b)	$—	$(236,921)	$—

Forward Foreign Currency Exchange Contracts(b)	—	(1,053,203)	—

Futures Contracts(b)	(383,136)	—	—

Interest Rate Swap Contracts(b)	—	(267,725)	—

Written Option Contracts	—	(299,506)	—

Total	$(383,136)	$(1,857,355)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$1,900,157,608	$22,370,245

Corporate Obligations	—	114,365,188	—

Asset-Backed Securities	—	29,901,892	—

Securities Lending Reinvestment Vehicle	14,260,368	—	—

Common Stock and/or Other Equity Investments(b)

Europe	—	3,513,698	—

North America	695,279	1,208,530	1,627

Warrants	—	185,620	1,628

Exchange Traded Funds	35,476,255	—	—

Investment Company	75,331,714	—	—

Total	$125,763,616	$2,049,332,536	$22,373,500

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$735,018	$—

Futures Contracts	11,429	—	—

Total	$11,429	$735,018	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(1,988,069)	$—

Futures Contracts	(1,615,618)	—	—

Total	$(1,615,618)	$(1,988,069)	$—

	Bank Loans	Common Stock	Warrants

Beginning Balance as of April 1, 2022	$67,972,356	$8,137	$8,138

Realized gain (loss)	(745,715)	—	—

Net change in unrealized gain (loss) relating to instruments still held at reporting date	(13,509,156)	(6,510)	(6,510)

Purchases	4,237,708	—	—

Sales	(24,815,950)	—	—

Amortization	74,404	—	—

Transfers into Level 3	32,696,683	—	—

Transfers out of Level 3	(43,540,085)	—	—

Ending Balance as of March 31, 2023	$22,370,245	$1,627	$1,628

Transfers of the above instruments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

175

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Notes to Financial Statements (continued) March 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$571,155,138	$—

Sovereign Debt Obligations	—	14,863,908	—

Municipal Debt Obligations	—	4,215,418	—

Exchange Traded Funds	15,609,528	—	—

Investment Company	5,304,595	—	—

Total	$20,914,123	$590,234,464	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$24,704	$—

Futures Contracts(a)	2,456,009	—	—

Interest Rate Swap Contracts(a)	—	200,204	—

Credit Default Swap Contracts(a)	—	726,320	—

Purchased Option Contracts	—	220,646	—

Total	$2,456,009	$1,171,874	$—

Liabilities

Credit Default Swap Contracts(a)	$—	$(37,967)	$—

Forward Foreign Currency Exchange Contracts(a)	—	(145,856)	—

Futures Contracts(a)	(1,818,029)	—	—

Interest Rate Swap Contracts(a)	—	(38,339)	—

Written Option Contracts	—	(127,795)	—

Total	$(1,818,029)	$(349,957)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$43,302,189	$105,151

Structured Notes	—	1,414,665	—

Corporate Obligations	—	371,200	—

Foreign Debt Obligations	—	135,980	—

U.S. Treasury Obligations	110,719	—	—

Investment Company	8,328,316	—	—

Total	$8,439,035	$45,224,034	$105,151

176

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,072,033	$—

Futures Contracts(a)	84,813	—	—

Interest Rate Swap Contracts(a)	—	355,012	—

Purchased Option Contracts	—	175,837	—

Total	$84,813	$1,602,882	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,004,797)	$—

Futures Contracts(a)	(84,744)	—	—

Interest Rate Swap Contracts(a)	—	(336,952)	—

Written Option Contracts	—	(231,901)	—

Total	$(84,744)	$(1,573,650)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$283,215,860	$—

Asset-Backed Securities	—	25,760,109	—

U.S. Treasury Obligations	241,740	—	—

Total	$241,740	$308,975,969	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(33,691,649)	$—

Derivative Type

Assets(a)

Futures Contracts	$53,322	$—	$—

Interest Rate Swap Contracts	—	28,218	—

Total	$53,322	$28,218	$—

Liabilities(a)

Futures Contracts	$(57,287)	$—	$—

Interest Rate Swap Contracts	—	(15,304)	—

Total	$(57,287)	$(15,304)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued) March 31, 2023

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Debt

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$259,230	(a)	Variation margin on swap contracts	$(264,493	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	5,646,547		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(6,863,958)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	5,700,606	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(1,919,771	)(a)

Total		$11,606,383			$(9,048,222)

High Yield

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	—	$—		Variation margin on swap contracts	$(236,921	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	278,906		Payable for unrealized loss on forward foreign currency exchange contracts	(1,053,203)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	2,116,086	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(950,367	)(a)

Total		$2,394,992			$(2,240,491)

High Yield Floating Rate

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$735,018		Payable for unrealized loss on forward foreign currency contracts	$(1,988,069)

Interest rate	Variation margin on futures contracts	11,429	(a)	Variation margin on futures contracts	(1,615,618	)(a)

Total		$746,447			$(3,603,687)

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4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$726,320	(a)	Variation margin on swap contracts	$(37,967	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	24,704		Payable for unrealized loss on forward foreign currency exchange contracts	(145,856)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	2,876,859	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(1,984,163	)(a)

Total		$3,627,883			$(2,167,986)

Local Emerging Markets Debt

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts: Purchased options, at value	$1,247,870		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	$(1,236,698)

Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	439,825	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures Contracts	(421,696	)(a)(b)

Total		$1,687,695			$(1,658,394)

U.S. Mortgages

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$81,540	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(72,591	)(a)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)

Aggregate of amounts include $ 91,458 for the Local Emerging Markets Debt, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Debt

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(1,569,044)	$558,135

Currency	Net realized gain (loss) from purchased options, written options and forward foreign currency contracts/Net change in unrealized gain (loss) on purchased options, written options and forward foreign currency contracts.	28,692,624	(11,181,203)

Interest rate	Net realized gain (loss) from futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on futures contracts, Purchased options, written options and swap contracts	(13,261,787)	817,898

Total		$13,861,793	$(9,805,170)

High Yield

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(203,606)	$(1,662,633)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	6,068,846	(2,727,510)

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts	(9,955,482)	2,444,637

Total		$(4,090,242)	$(1,945,506)

High Yield Floating Rate

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$532,396	$(158,362)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on forward foreign currency exchange contracts	10,946,578	(4,351,351)

Interest rate	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	25,194,881	(8,220,247)

Total		$36,673,855	$(12,729,960)

180

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4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,115,680	$616,026

Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	564,475	(261,065)

Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on written futures contracts, purchased options contracts, written options and swap contracts	(17,466,909)	2,499,020

Total		$(15,786,754)	$2,853,981

Local Emerging Markets Debt

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	$19,497	$(9,125)

Currency	Net realized gain (loss) on forward foreign currency exchange contracts, purchased option and written option contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased option and written option contracts.	811,517	109,510

Interest rate	Net realized gain (loss) on futures contracts, swap contracts and written options /Net change in unrealized gain (loss) on futures contracts and swap contracts	(169,471)	(210,708)

Total		$661,543	$(110,323)

U.S. Mortgages

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(324,721)	$(6,377)

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased option and written option contracts/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased option and written option contracts	(48,067)	55,036

Total		$(372,788)	$48,659

181

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

      For the fiscal year ended March 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions

Emerging Markets Debt	1,275	$808,409,056	$392,323,018	319,339,716	$22,585,909	216,981,417	$45,171,818

High Yield	1,433	60,035,517	102,164,242	—	16,818,750	1,495,000	33,637,500

High Yield Floating Rate	1,531	134,073,298	27,963,625	—	—	—	—

Investment Grade Credit	1,458	5,722,449	389,686,209	—	31,395,000	580,000	64,285,000

Local Emerging Markets Debt	70	127,367,645	56,342,807	44,543,080	—	30,351,538	—

U.S. Mortgages	176	—	15,223,333	—	19,734,286	215,000	29,931,667

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2023.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

182

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2023:

Emerging Markets Debt Fund

	Derivative Assets(1)			Derivative Liabilities(1)

Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

Barclays Bank PLC	$43,066	$—	$43,066	$—	$(116,078)	$(116,078)	$(73,012)	$—	$(73,012)

BNP Paribas SA	212,387	—	212,387	—	(287,430)	(287,430)	(75,043)	—	(75,043)

BofA Securities LLC	77,306	—	77,306	—	(137,879)	(137,879)	(60,573)	—	(60,573)

Citibank NA	154,011	—	154,011	—	(239,600)	(239,600)	(85,589)	—	(85,589)

Deutsche Bank AG (London)	415,375	—	415,375	—	(305,513)	(305,513)	109,862	—	109,862

HSBC Bank PLC	64,167	—	64,167	—	(69,618)	(69,618)	(5,451)	—	(5,451)

JPMorgan Securities, Inc.	340,605	4,567,128	4,907,733	(5,434,912)	(263,658)	(5,698,570)	(790,837)	790,837	—

MS & Co. Int. PLC	206,166	—	206,166	—	(219,730)	(219,730)	(13,564)	—	(13,564)

UBS AG (London)	84,049	—	84,049	—	(78,076)	(78,076)	5,973	—	5,973

Total	$1,597,132	$4,567,128	$6,164,260	$(5,434,912)	$(1,717,582)	$(7,152,494)	$(988,234)	$790,837	$(197,397)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Local Emerging Markets Debt Fund

	Derivative Assets(1)				Derivative Liabilities(1)

Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)

Barclays Bank PLC	$ 7,038	$—	$—	$7,038	$—	$ (37,468)	$ (18,818)	$ (56,286)	$(49,248)	$—	$ (49,248)

BNP Paribas SA	35,009	—	—	35,009	—	—	(47,145)	(47,145)	(12,136)	—	(12,136)

BofA Securities LLC	12,546	3,729	—	16,275	(46,783)	—	(22,381)	(69,164)	(52,889)	—	(52,889)

Citibank NA	21,176	17,179	—	38,355	(33,850)	—	(36,190)	(70,040)	(31,685)	—	(31,685)

Deutsche Bank AG	19,113	—	—	19,113	—	—	(27,254)	(27,254)	(8,141)	—	(8,141)

HSBC Bank PLC	10,546	—	—	10,546	—	—	(11,367)	(11,367)	(821)	—	(821)

JPMorgan Securities, Inc.	23,054	8,046	1,072,033	1,103,133	(460)	(959,034)	(20,268)	(979,762)	123,371	—	123,371

MS & Co. Int. PLC	33,635	—	—	33,635	(10,365)	(8,295)	(35,798)	(54,458)	(20,823)	—	(20,823)

UBS AG (London)	13,720	—	—	13,720	—	—	(12,680)	(12,680)	1,040	—	1,040

Total	$175,837	$28,954	$1,072,033	$1,276,824	$(91,458)	$(1,004,797)	$(231,901)	$(1,328,156)	$(51,332)	$—	$ (51,332)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.79%

High Yield	0.70	0.70	0.63	0.60	0.59	0.70	0.67**

High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.54	0.53

Investment Grade Credit	0.34	0.31	0.29	0.28	0.28	0.34	0.34

Local Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.78

U.S. Mortgages	0.34	0.31	0.29	0.29	0.28	0.34	0.33

^

The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

**

The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective rate of 0.67% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended March 31, 2023, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Emerging Markets Debt	$84,499

High Yield	44,575

High Yield Floating Rate	206,945

Investment Grade Credit	22,957

Local Emerging Markets Debt	9,410

U.S. Mortgages	11,248

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund Name	Class A

Emerging Markets Debt	$1,090

High Yield	4,109

High Yield Floating Rate	151

Investment Grade Credit	266

Local Emerging Markets Debt	9

U.S. Mortgages	301

During the fiscal year ended March 31, 2023, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

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Notes to Financial Statements (continued) March 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares; and 0.03% of average daily net assets with respect to the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Debt Fund, 0.05% as an annual percentage rate of the average net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund and 0.03% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Local Emerging Markets Debt Fund. This arrangement will remain in effect through at least July 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are 0.024%, 0.004%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Emerging Markets Debt	$ 84,499	$27,861	$621,662	$734,022

High Yield	515,392	59,671	618,201	1,193,264

High Yield Floating Rate	206,945	3	—	206,948

Investment Grade Credit	22,957	5	443,895	466,857

Local Emerging Markets Debt	9,410	3,597	638,229	651,236

U.S. Mortgages	11,248	17	236,514	247,779

G.  Line of Credit Facility — As of March 31, 2023, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000. The facility was decreased to $1,110,000,000 effective April 19, 2023.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

In addition, the High Yield Floating Rate Fund also participated in a $300,000,000 committed, unsecured credit facility for the purpose of providing short-term, temporary working capital to the Fund (the “Credit Facility”). The Credit Facility is intended to enable the Fund to more efficiently manage various factors associated with the length of settlement of bank loan transactions and may also be used to satisfy redemption requests. The interest rate on borrowings is based on the federal funds rate as defined in the credit agreement and the Fund is required to pay a fee based on the amount of the commitment that has not been utilized. Under the Credit Facility, the Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year ended March 31, 2023 of $97,172,775 and 4.98%, respectively. As of March 31, 2023, there was $100,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 6.08%.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2023, Goldman Sachs earned $57,323, $41,824, $2,658, and $14,379, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively.

As of March 31, 2023, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

As of March 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% of Class R Shares of the High Yield Floating Rate Fund.

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Portfolio	Goldman Sachs VIT Multi Strategic Alternative Portfolio

Local Emerging Markets Debt	10%	15%	15%

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended March 31, 2023.

Fund	Underlying Fund	Beginning Value as of March 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2023	Shares as of March 31, 2023	Dividend Income

Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$44,863,818	$640,139,823	$(589,902,797)	$95,100,844	95,100,844	$1,559,005

High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	2,032,935	648,598,815	(600,499,133)	50,132,617	50,132,617	902,862

High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	428,511,981	2,242,748,409	(2,595,928,676)	75,331,714	75,331,714	1,870,636

Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	15,028,790	247,492,754	(257,216,949)	5,304,595	5,304,595	381,898

Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	7,571,306	63,294,610	(62,537,600)	8,328,316	8,328,316	159,741

U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	18,003,275	124,632,996	(142,636,271)	—	—	110,836

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Notes to Financial Statements (continued) March 31, 2023

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2023, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Emerging Markets Debt	$—	$333,176,049	$—	$ 482,277,832

High Yield	—	581,440,548	—	751,011,438

High Yield Floating Rate	—	847,381,658	—	3,042,127,474

Investment Grade Credit	—	357,443,116	705,138	336,497,820

Local Emerging Markets Debt	30,454,765	42,941,453	30,323,779	37,529,309

U.S. Mortgages	4,047,323,142	12,498,199	4,053,826,533	12,644,477

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the High Yield and High Yield Floating Rate Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The High Yield and High Yield Floating Rate Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The

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7. SECURITIES LENDING (continued)

Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of March 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the High Yield and High Yield Floating Rate Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended March 31, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended March 31, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of March 31, 2023

High Yield	$92,877	$278,476	$17,498,934

High Yield Floating Rate	92,391	72,860	637,680

The following table provides information about the Funds’s investment in the Government Money Market Fund for the fiscal year ended March 31, 2023:

Fund	Beginning Value as of March 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of March 31, 2023	Shares as of March 31, 2023

High Yield	$55,872,185	$339,040,673	$(354,347,084)	$40,565,774	40,565,774

High Yield Floating Rate	101,645,980	448,614,301	(535,999,913)	14,260,368	14,260,368

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages

Distributions paid from:

Ordinary income	$52,672,431	$85,205,720	$237,825,552	$20,675,730	$4,375,406	$6,882,393

Total taxable distributions	$52,672,431	$85,205,720	$237,825,552	$20,675,730	$4,375,406	$6,882,393

Tax return of capital	$—	$5,595,335	$—	$2,686,563	$ —	$—

The tax character of distributions paid during the fiscal year ended March 31, 2022 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages

Distributions paid from:

Ordinary income	$51,130,535	$91,970,016	$105,579,487	$14,484,856	$2,781,953	$4,167,263

Net long-term capital gains	—	—	—	11,970,802	—	—

Total taxable distributions	$51,130,535	$91,970,016	$105,579,487	$26,455,658	$2,781,953	$4,167,263

Tax return of capital	$—	$9,574,532	$—	$3,987,965	$ —	$309,377

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Notes to Financial Statements (continued) March 31, 2023

8. TAX INFORMATION (continued)

As of March 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages

Undistributed ordinary income — net	$12,741,517	$—	$2,918,953	$—	$7,541,418	$7,736

Capital loss carryforwards:

Perpetual Short-Term	(77,656,443)	(167,341,715)	(164,832,530)	(20,625,412)	(108,286,254)	(19,057,546)

Perpetual Long-Term	(201,973,960)	(367,037,683)	(298,962,331)	(22,244,307)	(43,378,274)	(8,164,174)

Total capital loss carryforwards	(279,630,403)	(534,379,398)	(463,794,861)	(42,869,719)	(151,664,528)	(27,221,720)

Timing differences (Post October Capital Loss Deferral/Qualified Late Year Ordinary Loss Deferral/Dividends Payable/Straddle Loss Deferral/ Defaulted Bonds)	$(22,752,486)	$(30,240,039)	$(86,112,654)	$(5,298,597)	$(15,425,208)	$(1,961,898)

Unrealized gains (loss) — net	(212,467,521)	(164,791,796)	(184,023,897)	(41,376,437)	(7,365,061)	(13,047,725)

Total accumulated earnings (loss) net	$(502,108,893)	$(729,411,233)	$(731,012,459)	$(89,544,753)	$(166,913,379)	$(42,223,607)

As of March 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages

Tax Cost	$930,853,593	$1,755,460,909	$2,378,279,889	$654,295,589	$61,757,306	$321,795,145

Gross unrealized gain	4,100,069	16,250,566	4,848,369	5,469,483	1,682,422	1,889,879

Gross unrealized loss	(216,567,590)	(181,042,362)	(188,872,266)	(46,845,920)	(9,047,483)	(14,937,604)

Net unrealized loss	$(212,467,521)	$(164,791,796)	$(184,023,897)	$(41,376,437)	$(7,365,061)	$(13,047,725)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, differences to the tax treatment of partnership investments, swap transactions, market discount accretion and premium amortization and material modification of debt securities.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that

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9. OTHER RISKS (continued)

involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Funds invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Notes to Financial Statements (continued) March 31, 2023

9. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

192

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Local Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Funds may purchase the securities of issuers that are in default.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum

193

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

10. INDEMNIFICATIONS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited exposure to Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the restrictions on local Russian markets and imposition of sanctions, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and the current environment could impair the ability of these Funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the ongoing conflict between Russia and Ukraine on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

194

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,880,140	$17,076,076	1,651,254	$19,893,605

Reinvestment of distributions	125,068	1,136,566	99,988	1,193,376

Shares redeemed	(2,224,108)	(20,409,493)	(2,558,281)	(30,398,592)

	(218,900)	(2,196,851)	(807,039)	(9,311,611)

Class C Shares

Shares sold	31,330	292,388	161,201	1,950,029

Reinvestment of distributions	40,533	368,042	24,916	295,537

Shares redeemed	(255,761)	(2,396,919)	(277,532)	(3,336,521)

	(183,898)	(1,736,489)	(91,415)	(1,090,955)

Institutional Shares

Shares sold	26,455,433	243,175,976	23,850,243	283,181,383

Reinvestment of distributions	3,602,334	32,870,527	2,919,721	34,700,841

Shares redeemed	(52,419,923)	(489,446,106)	(35,016,080)	(410,302,231)

	(22,362,156)	(213,399,603)	(8,246,116)	(92,420,007)

Investor Shares

Shares sold	12,598,182	113,406,345	1,131,708	13,662,197

Reinvestment of distributions	273,710	2,481,887	193,299	2,310,190

Shares redeemed	(3,080,092)	(27,685,085)	(3,984,952)	(47,969,913)

	9,791,800	88,203,147	(2,659,945)	(31,997,526)

Class R6 Shares

Shares sold	14,410,634	137,469,694	3,287,950	38,695,520

Reinvestment of distributions	1,105,497	10,089,715	729,534	8,679,506

Shares redeemed	(14,517,008)	(132,549,793)	(4,710,424)	(56,036,960)

	999,123	15,009,616	(692,940)	(8,661,934)

Class P Shares

Shares sold	535	5,173	1,766,070	20,648,776

Reinvestment of distributions	259,507	2,356,053	118,683	1,404,290

Shares redeemed	(191,621)	(1,784,680)	(1,493,307)	(17,947,054)

	68,421	576,546	391,446	4,106,012

NET DECREASE	(11,905,610)	$(113,543,634)	(12,106,009)	$(139,376,021)

195

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,213,783	$11,972,281	1,796,717	$11,445,108

Reinvestment of distributions	939,267	5,087,467	813,245	5,166,365

Shares redeemed	(3,885,071)	(21,103,954)	(3,866,714)	(24,540,875)

	(732,021)	(4,044,206)	(1,256,752)	(7,929,402)

Class C Shares

Shares sold	111,240	605,966	167,589	1,071,563

Reinvestment of distributions	37,223	201,897	36,859	234,409

Shares redeemed	(395,084)	(2,150,898)	(279,387)	(1,776,707)

	(246,621)	(1,343,035)	(74,939)	(470,735)

Institutional Shares

Shares sold	13,131,419	72,197,375	29,268,957	187,740,742

Reinvestment of distributions	2,086,993	11,337,563	2,227,610	14,211,416

Shares redeemed	(26,121,787)	(142,328,176)	(33,835,560)	(213,248,026)

	(10,903,375)	(58,793,238)	(2,338,993)	(11,295,868)

Service Shares

Shares sold	113,442	628,016	369,370	2,345,129

Reinvestment of distributions	46,864	254,075	47,272	299,816

Shares redeemed	(518,165)	(2,802,220)	(576,592)	(3,649,091)

	(357,859)	(1,920,129)	(159,950)	(1,004,146)

Investor Shares

Shares sold	549,515	2,986,817	843,426	5,409,308

Reinvestment of distributions	138,697	752,908	115,667	734,665

Shares redeemed	(1,955,478)	(10,564,672)	(490,466)	(3,121,311)

	(1,267,266)	(6,824,947)	468,627	3,022,662

Class R6 Shares

Shares sold	2,461,029	13,741,243	5,603,091	34,444,501

Reinvestment of distributions	286,357	1,576,099	349,648	2,221,190

Shares redeemed	(11,315,593)	(62,000,593)	(821,858)	(5,257,963)

	(8,568,207)	(46,683,251)	5,130,881	31,407,728

Class R Shares

Shares sold	127,541	716,033	85,724	545,230

Reinvestment of distributions	41,235	222,919	38,645	245,479

Shares redeemed	(222,451)	(1,219,415)	(319,272)	(2,001,652)

	(53,675)	(280,463)	(194,903)	(1,210,943)

Class P Shares

Shares sold	93,648,233	507,416,515	46,286,395	296,520,199

Reinvestment of distributions	12,880,716	69,919,602	11,908,184	75,835,252

Shares redeemed	(103,781,129)	(566,130,941)	(68,484,485)	(432,676,115)

	2,747,820	11,205,176	(10,289,906)	(60,320,664)

NET DECREASE	(19,381,204)	$(108,684,093)	(8,715,935)	$(47,801,368)

196

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	261,991	$2,354,126	256,161	$2,398,054

Reinvestment of distributions	24,372	213,664	13,021	121,657

Shares redeemed	(339,177)	(2,972,267)	(259,638)	(2,428,722)

	(52,814)	(404,477)	9,544	90,989

Class C Shares

Shares sold	49,920	448,253	105,808	989,900

Reinvestment of distributions	6,122	53,680	2,176	20,294

Shares redeemed	(99,744)	(880,855)	(42,200)	(392,212)

	(43,702)	(378,922)	65,784	617,982

Institutional Shares

Shares sold	45,541,885	406,601,883	15,143,635	141,976,325

Reinvestment of distributions	1,036,526	9,097,630	339,591	3,169,939

Shares redeemed	(39,203,406)	(349,544,207)	(15,734,986)	(145,099,114)

	7,375,005	66,155,306	(251,760)	47,150

Investor Shares

Shares sold	923,346	8,137,353	516,591	4,836,555

Reinvestment of distributions	46,529	408,705	19,968	186,915

Shares redeemed	(938,155)	(8,240,940)	(264,314)	(2,473,391)

	31,720	305,118	272,245	2,550,079

Class R6 Shares

Shares sold	2,324,362	20,305,144	22,747,368	213,510,827

Reinvestment of distributions	727,527	6,455,624	728,261	6,796,562

Shares redeemed	(39,539,101)	(350,263,715)	(338,760)	(3,171,275)

	(36,487,212)	(323,502,947)	23,136,869	217,136,114

Class R Shares

Shares sold	21,961	191,057	6,175	57,796

Reinvestment of distributions	1,021	8,936	72	666

Shares redeemed	(1,784)	(15,441)	(305)	(2,792)

	21,198	184,552	5,942	55,670

Class P Shares

Shares sold	114,031,351	1,016,031,217	321,873,810	3,012,955,825

Reinvestment of distributions	25,207,004	221,502,003	10,190,386	95,261,544

Shares redeemed	(361,275,254)	(3,181,412,272)	(51,636,494)	(482,115,355)

	(222,036,899)	(1,943,879,052)	280,427,702	2,626,102,014

NET INCREASE (DECREASE)	(251,192,704)	$(2,201,520,422)	303,666,326	$2,846,599,998

197

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	101,210	$798,031	216,073	$2,080,817

Reinvestment of distributions	28,832	227,586	49,014	469,490

Shares redeemed	(348,928)	(2,769,324)	(293,007)	(2,778,940)

	(218,886)	(1,743,707)	(27,920)	(228,633)

Institutional Shares

Shares sold	4,188,365	32,458,970	6,576,044	62,337,670

Reinvestment of distributions	290,782	2,292,869	540,430	5,191,271

Shares redeemed	(4,004,456)	(31,605,029)	(12,354,045)	(114,765,717)

	474,691	3,146,810	(5,237,571)	(47,236,776)

Separate Account Institutional Shares

Shares sold	1,246,357	9,998,799	1,361,135	13,191,041

Reinvestment of distributions	466,993	3,684,934	790,393	7,584,981

Shares redeemed	(2,934,294)	(23,684,928)	(6,471,194)	(62,000,337)

	(1,220,944)	(10,001,195)	(4,319,666)	(41,224,315)

Investor Shares

Shares sold	1,307,523	10,576,428	111,353	1,073,588

Reinvestment of distributions	34,519	271,587	23,264	223,093

Shares redeemed	(291,287)	(2,411,688)	(258,222)	(2,487,686)

	1,050,755	8,436,327	(123,605)	(1,191,005)

Class R6 Shares

Shares sold	2,001,555	16,180,238	35,677,287	332,184,130

Reinvestment of distributions	1,395,408	10,999,643	843,106	8,022,736

Shares redeemed	(5,532,216)	(43,427,527)	(109,058)	(1,027,817)

	(2,135,253)	(16,247,646)	36,411,335	339,179,049

Class P Shares

Shares sold	7,646,214	60,938,268	6,847,520	65,606,206

Reinvestment of distributions	721,778	5,693,627	907,907	8,685,755

Shares redeemed	(6,095,345)	(48,729,386)	(3,884,464)	(37,178,730)

	2,272,647	17,902,509	3,870,963	37,113,231

NET INCREASE	223,010	$1,493,098	30,573,536	$286,411,551

198

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	108,688	$486,641	76,926	$428,510

Reinvestment of distributions	55,788	250,902	30,120	164,239

Shares redeemed	(318,118)	(1,437,343)	(201,040)	(1,106,500)

	(153,642)	(699,800)	(93,994)	(513,751)

Class C Shares

Shares sold	52,926	242,268	54,241	295,640

Reinvestment of distributions	26,859	120,400	10,668	58,015

Shares redeemed	(92,489)	(417,979)	(58,725)	(326,602)

	(12,704)	(55,311)	6,184	27,053

Institutional Shares

Shares sold	106,294	479,195	1,475,948	7,877,062

Reinvestment of distributions	109,548	492,718	74,759	406,320

Shares redeemed	(1,123,714)	(5,275,914)	(1,235,245)	(6,739,185)

	(907,872)	(4,304,001)	315,462	1,544,197

Investor Shares

Shares sold	785,428	3,561,822	1,190,902	5,877,892

Reinvestment of distributions	116,493	523,714	32,490	176,538

Shares redeemed	(1,174,911)	(5,134,538)	(409,819)	(2,216,502)

	(272,990)	(1,049,002)	813,573	3,837,928

Class R6 Shares

Shares sold	5,097,196	23,600,021	845,070	4,800,000

Reinvestment of distributions	347,192	1,539,292	162,342	895,067

Shares redeemed	(829,753)	(3,890,986)	(4,541,560)	(24,075,100)

	4,614,635	21,248,327	(3,534,148)	(18,380,033)

Class P Shares

Shares sold	253,233	1,081,158	263,584	1,418,604

Reinvestment of distributions	303,460	1,362,172	188,358	1,027,257

Shares redeemed	(1,167,680)	(5,246,520)	(1,532,474)	(8,410,316)

	(610,987)	(2,803,190)	(1,080,532)	(5,964,455)

NET INCREASE (DECREASE)	2,656,440	$12,337,023	(3,573,455)	$(19,449,061)

199

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2023		For the Fiscal Year Ended March 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	455,408	$4,219,338	581,574	$6,071,957

Reinvestment of distributions	50,582	462,434	25,281	263,451

Shares redeemed	(1,479,722)	(13,671,330)	(1,148,320)	(12,051,981)

	(973,732)	(8,989,558)	(541,465)	(5,716,573)

Institutional Shares

Shares sold	3,412,404	31,123,090	5,043,466	53,413,029

Reinvestment of distributions	181,043	1,654,396	122,341	1,281,622

Shares redeemed	(3,063,962)	(28,492,215)	(6,916,518)	(72,051,093)

	529,485	4,285,271	(1,750,711)	(17,356,442)

Separate Account Institutional Shares

Shares sold	1,191,402	11,038,053	1,492,519	15,750,913

Reinvestment of distributions	306,991	2,800,555	174,204	1,817,327

Shares redeemed	(2,364,218)	(22,056,114)	(4,301,458)	(44,954,462)

	(865,825)	(8,217,506)	(2,634,735)	(27,386,222)

Investor Shares

Shares sold	823,751	7,458,125	2,003,381	21,073,024

Reinvestment of distributions	80,723	737,744	56,634	593,146

Shares redeemed	(1,167,985)	(10,906,877)	(4,346,396)	(45,566,014)

	(263,511)	(2,711,008)	(2,286,381)	(23,899,844)

Class R6 Shares

Shares sold	424,258	3,923,457	1,584,436	16,583,829

Reinvestment of distributions	59,033	539,317	16,135	167,150

Shares redeemed	(492,114)	(4,485,333)	(424,758)	(4,430,090)

	(8,823)	(22,559)	1,175,813	12,320,889

Class P Shares

Shares sold	570,482	4,924,000	42,373	450,000

Reinvestment of distributions	20,217	183,718	10,174	106,739

Shares redeemed	(275,806)	(2,503,831)	(770,659)	(8,111,551)

	314,893	2,603,887	(718,112)	(7,554,812)

NET DECREASE	(1,267,513)	$(13,051,473)	(6,755,591)	$(69,593,004)

200

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2023

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

201

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 through March 31, 2023, which represents a period of 182 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund					High Yield Fund			High Yield Floating Rate Fund

Share Class	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*
Class A
Actual	$1,000.00	$1,094.10		$6.04	$1,000.00	$1,082.80		$5.14	$1,000.00	$1,051.40		$5.91
Hypothetical 5% return	1,000.00	1,019.20	+	5.83	1,000.00	1,020.00	+	4.99	1,000.00	1,019.20	+	5.82
Class C
Actual	1,000.00	1,090.10		9.93	1,000.00	1,076.70		9.01	1,000.00	1,047.50		9.73
Hypothetical 5% return	1,000.00	1,015.40	+	9.57	1,000.00	1,016.30	+	8.75	1,000.00	1,015.40	+	9.57
Institutional
Actual	1,000.00	1,094.30		4.52	1,000.00	1,084.20		3.69	1,000.00	1,054.30		4.24
Hypothetical 5% return	1,000.00	1,020.60	+	4.36	1,000.00	1,021.40	+	3.58	1,000.00	1,020.80	+	4.17
Service
Actual	—	—		—	1,000.00	1,079.60		6.27	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,018.90	+	6.09	—	—		—
Investor
Actual	1,000.00	1,095.30		4.63	1,000.00	1,084.00		3.85	1,000.00	1,052.70		4.68
Hypothetical 5% return	1,000.00	1,020.50	+	4.46	1,000.00	1,021.20	+	3.73	1,000.00	1,020.40	+	4.61
Class R6
Actual	1,000.00	1,094.40		4.44	1,000.00	1,084.10		3.64	1,000.00	1,053.10		4.20
Hypothetical 5% return	1,000.00	1,020.70	+	4.29	1,000.00	1,021.40	+	3.53	1,000.00	1,020.80	+	4.13
Class R
Actual	—	—		—	1,000.00	1,079.40		6.43	1,000.00	1,051.30		7.35
Hypothetical 5% return	—	—		—	1,000.00	1,018.70	+	6.24	1,000.00	1,017.80	+	7.23
Class P
Actual	1,000.00	1,095.70		4.47	1,000.00	1,084.20		3.64	1,000.00	1,054.30		4.16
Hypothetical 5% return	1,000.00	1,020.70	+	4.31	1,000.00	1,021.40	+	3.53	1,000.00	1,020.90	+	4.09

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Emerging Markets Debt	1.16%	1.91%	0.87%	—%	0.89%	0.85%	—%	0.86%

High Yield	0.99	1.74	0.71	1.21	0.74	0.70	1.24	0.70

High Yield Floating Rate	1.16	1.91	0.83	—	0.91	0.82	1.44	0.81

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

202

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2023 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund

Share Class	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*	Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid for the 6 months ended 3/31/23*
Class A
Actual	$1,000.00	$1,082.50		$3.69	$1,000.00	$1,119.70		$6.45	$1,000.00	$1,046.80		$3.99
Hypothetical 5% return	1,000.00	1,021.40	+	3.59	1,000.00	1,018.80	+	6.14	1,000.00	1,021.00	+	3.94
Class C
Actual	—	—		—	1,000.00	1,115.80		10.39	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,015.10	+	9.90	—	—		—
Institutional
Actual	1,000.00	1,084.20		1.98	1,000.00	1,124.20		4.87	1,000.00	1,048.40		2.30
Hypothetical 5% return	1,000.00	1,023.00	+	1.92	1,000.00	1,020.30	+	4.63	1,000.00	1,022.70	+	2.27
Separate Account Institutional
Actual	1,000.00	1,084.20		1.93	—	—		—	1,000.00	1,048.60		2.26
Hypothetical 5% return	1,000.00	1,023.10	+	1.87	—	—		—	1,000.00	1,022.70	+	2.23
Investor
Actual	1,000.00	1,083.80		2.40	1,000.00	1,121.30		5.13	1,000.00	1,046.90		2.71
Hypothetical 5% return	1,000.00	1,022.60	+	2.33	1,000.00	1,020.10	+	4.89	1,000.00	1,022.30	+	2.68
Class R6
Actual	1,000.00	1,085.60		1.93	1,000.00	1,121.80		4.81	1,000.00	1,048.50		2.26
Hypothetical 5% return	1,000.00	1,023.10	+	1.87	1,000.00	1,020.40	+	4.58	1,000.00	1,022.70	+	2.23
Class P
Actual	1,000.00	1,084.30		1.92	1,000.00	1,121.70		4.81	1,000.00	1,048.50		2.25
Hypothetical 5% return	1,000.00	1,023.10	+	1.87	1,000.00	1,020.40	+	4.58	1,000.00	1,022.70	+	2.22

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class P

Investment Grade Credit	0.71%	—%	0.38%	0.37%	0.46%	0.37%	0.37%

Local Emerging Markets Debt	1.22	1.97	0.92	—	0.97	0.91	0.91

U.S. Mortgages	0.78	—	0.45	0.44	0.53	0.44	0.44

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

203

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

204

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 71	Chair of the Board of Trustees	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.
Dwight L. Bush Age: 66	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present) Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None
Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

205

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2023, Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (31 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

206

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of March 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

    For the fiscal year ended March 31, 2023, 0.01% of the dividends paid from net investment company taxable income by the High Yield Floating Rate Fund qualify for the dividends received deduction available to corporations.

    For the fiscal year ended March 31, 2023, the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, designate 71.66%, 100%, 93.39%, 99.65%, 100%, and 99.98%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

    For the year ended March 31, 2023, 0.03% of the dividends paid from net investment company taxable income by the High Yield Fund qualifies for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under supervision as of March 31, 2023, Goldman Sachs Asset Management (‘‘GSAM’’) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G.Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. Diversification does not protect an investor from market risk and does not ensure a profit. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts shouldbeviewedasmerely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Fund holdings and allocations shown are as of March 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds. © 2023 Goldman Sachs. All rights reserved. 320016-OTU-1806216 SSFIAR-23

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2023	2022	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,590,218	$4,232,122	Financial Statement audits.

Audit-Related Fees:

• PwC	$516,600	$0	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2023	2022	Description of Services Rendered
Audit-Related Fees:

• PwC	$2,075,449	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2023 and March 31, 2022 were approximately $516,600 and $0, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $17.1 million and $14.4 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2022 and 2021 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 30, 2023

By:	/s/ Joseph F. DiMaria
Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2023